                             AMENDMENT NO. 4

                                      TO

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

   Check the appropriate box:

   [X] Filed by the Registrant

   [_] Filed by a Party other than the Registrant

   [X] Preliminary Proxy Statement        [_] Confidential, For Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

   [_] Definitive Proxy Statement

   [_] Definitive Additional Materials

   [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CNL AMERICAN PROPERTIES FUND, INC.
               (Name of Registrant as Specified in Its Charter)

            ------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                            450 South Orange Avenue
                             Orlando, Florida 32801
                               Tel: 407-540-2000
                                   800-522-3863

                               ----------------

                   Notice of Special Meeting of Stockholders

                        To Be Held           , 2000

                               ----------------

   NOTICE IS HEREBY GIVEN that a special meeting of stockholders of CNL AMERICAN PROPERTIES FUND, INC., or APF, will be held at 10:30 a.m. local time,
on          , 2000 at the             , for the following four purposes:

  (i) to approve a proposal to amend and restate APF's Articles of Incorporation to change APF's name to CNL Restaurant Properties, Inc.;

  (ii) to approve a proposal to amend and restate APF's Articles of Incorporation to increase the number of authorized shares of APF's common stock from 62,500,000 shares to 137,500,000 shares;

  (iii) to approve a proposal to amend and restate APF's Articles of Incorporation to modify certain provisions to reflect that APF became internally advised, and effect certain other modifications that APF believes are desirable in connection with listing APF's common stock for trading on the New York Stock Exchange, including modifications to conform APF's Articles of Incorporation more closely to the articles of incorporation of other publicly traded real estate investment trusts; and

  (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on         , 2000 will be
entitled to notice of, and to vote at, the meeting or at any adjournment thereof.

   Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors,

                                          _____________________________________
                                          Steven D. Shackelford
                                          Secretary

     , 2000

Orlando, Florida

                QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT
                     OF CNL AMERICAN PROPERTIES FUND, INC.

Q: What are the proposals I am being asked to vote upon?

A: We, the Board of Directors of CNL American Properties Fund, Inc., or APF, are requesting that you approve three separate, independent proposals. The first proposal is to change APF's name to CNL Restaurant Properties, Inc. The second proposal is to increase the authorized number of shares of APF common stock, referred to as the APF Shares, from 62,500,000 shares to 137,500,000 shares. The third proposal is to effect the remainder of the changes to APF's existing Articles of Incorporation, or Existing Articles, as set forth in the amended and restated Articles of Incorporation, which are referred to as the Restated Articles.

Q: Why do APF's Existing Articles need to be amended?

A: For three reasons. First, to provide better name recognition of APF in the context of its business. Second, to facilitate consummation of the proposed acquisition of CNL Income Fund, Ltd. through CNL Income Fund XVI, Ltd., which we refer to as the Income Funds, that we believe will increase stockholder value. Third, upon consummation of these acquisitions, APF intends to list the APF Shares on the New York Stock Exchange, or NYSE, and become a publicly traded real estate investment trust, or REIT. In addition, on September 1, 1999, APF became internally advised through the acquisition of its external Advisor, CNL Fund Advisors, Inc. Certain of the amendments we are proposing will modify APF's Existing Articles to provide APF with the greater degree of operational flexibility that is characteristic of other internally advised, publicly traded REITs.

Q:  How will the Restated Articles differ from APF's Existing Articles?

A: If approved in their entirety, the Restated Articles:

  . will change APF's name to CNL Restaurant Properties, Inc.;

  . will increase the number of APF Shares that APF is authorized to issue from 62,500,000 to 137,500,000 shares;

  . will effect certain other modifications to APF's Existing Articles that APF believes are desirable in connection with listing the APF Shares for trading on the NYSE, including modifications designed to make APF's Existing Articles more comparable to the articles of other publicly traded REITs; and

  . will modify certain provisions to reflect that APF became internally advised as a result of its acquisition of the Advisor.

Q: When will the APF Shares be listed for trading on the New York Stock
   Exchange?

A: APF will seek to have the APF Shares listed on the NYSE concurrently with its acquisition of the Income Funds.

  In an effort to obtain a greater following by the investment banking analyst community, following NYSE listing and the Income Fund acquisitions, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

Q: Am I voting on the acquisitions or listing?

A: No. Stockholder approval is not required for the acquisitions or for listing.

Q: Does the Board of Directors of APF recommend that I vote in favor of the proposals?

A: Yes. We unanimously recommend that you vote "For" each of the proposals.

Q: What are the Income Funds APF is proposing to acquire?

A: APF is proposing to acquire 16 Income Funds, which are limited partnerships that as of September 30, 1999 owned, in the aggregate, 562 restaurant properties similar to the types of restaurant properties in which APF invests. If APF acquires all of the Income Funds, it expects to have total assets of over $1.5 billion at the time those acquisitions are consummated and it will own or hold a mortgage interest in approximately 1,900 restaurant properties.

  The information memorandum that is attached as an exhibit to this proxy statement explains in detail the terms of the acquisition of the Income Funds, the Advisor and certain affiliates of the Advisor and the background of and reasons for them.

Q: When do you expect the acquisitions of the Income Funds to be completed?

A: The acquisitions of the Income Funds are subject to approval of the increase in the number of authorized APF Shares by a majority of the APF Shares outstanding because APF does not currently have a sufficient number of authorized APF Shares to complete those acquisitions. Further, the acquisitions of each Income Fund is subject to approval by the Limited Partners of such Income Fund holding in excess of 50% of the outstanding units of limited partnership interest of such Income Fund. A special meeting of the Limited Partners of the Income Funds is scheduled to be held
   on    , 2000 for the purpose of voting on the Income Fund acquisitions. If the increase in the number of authorized APF Shares is approved, the acquisitions of the Income Funds will occur as soon as practicable following the approval by the Limited Partners of the Income Funds.

   It is expected that the acquisitions of the Income Funds will occur in the first quarter or the early part of the second quarter of 2000. The general partners of each of the Income Funds have required that the acquisitions of the Income Funds be consummated by the later of March 31, 2000 or 30 days after the date that the vote has been completed.


Q: Why is APF acquiring the Income Funds?

A: We believe that the acquisition of the Income Funds ultimately will result in greater earnings for APF which, in turn, is expected to increase the market value of the APF Shares and cash distributions to APF's stockholders. We believe that this will occur for the following reasons:

  . We believe that the public market valuations of the equity securities of many publicly traded real estate companies, including REITs that focus on the restaurant industry, are based, in part, on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. We believe that the increase in the size of APF's restaurant property portfolio will provide APF greater access to both debt and equity capital necessary for funding its operations and consummating acquisitions and financings on economically attractive terms.

  . We also believe that the acquisitions will generate cost savings based on the economies of scale resulting from APF's larger restaurant property portfolio.

  . Finally, we believe the increase in the size of APF's restaurant property portfolio will increase the probability of broader coverage of APF by financial analysts who cover REIT stocks generally. Broader coverage by financial analysts may also enhance the value of the APF Shares and increase the volume of trading in the APF Shares, which would increase their liquidity.

Q: Who owns the Income Funds?

A: The Income Funds were formed from 1985 to 1993 by affiliates of CNL Group,
   Inc., an affiliate of APF. James M. Seneff, Jr., Chairman of APF's Board of Directors, Robert A. Bourne, Vice Chairman of APF's Board of

   Directors, and CNL Realty Corporation are the general partners of each of the Income Funds.

Q: How much will these acquisitions cost APF?

A: If all 16 Income Funds are acquired, APF will pay, in the aggregate, up to 27,343,243 APF Shares for them, before the payment of certain acquisition expenses.

Q: What is the value of an APF Share?

A: We do not know the fair value of an APF Share. We have assigned a value, which we refer to as the exchange value, of $20.00 per share. After careful consideration, we concluded that the exchange value should be set at $20.00 and that the exchange value would be used to allocate the APF Share consideration among the 16 Income Funds. In determining what the exchange value should be, we used the offering price of APFs three previous public offerings. In each of the offerings, after giving effect for the one-for-two reverse stock split effective as of June 3, 1999, the price of the APF Shares sold to the public was also $20.00 per share. The aggregate proceeds raised in the three offerings were $750 million. However, since the APF Shares are not listed on the NYSE at this time, we are not certain of the value at which an APF Share may trade. Once listed, it is possible that the APF Shares will trade at prices substantially below the exchange value.

Q: Why might APF not acquire all 16 of the Income Funds?

A: The acquisition of each Income Fund must be approved by a majority in interest of the Limited Partners of such Income Fund. Thus, we cannot be certain that APF will acquire an Income Fund until after the votes have been counted.

Q: How did APF determine that the acquisitions are in my best interests?

A: The Board of Directors of APF first established a Special Committee consisting of the three independent members of the Board to evaluate alternatives for maximizing stockholder value. To assist them in their evaluation, the Special Committee engaged the independent investment banking firms of Merrill Lynch & Co. and Salomon Smith Barney Inc. as its financial advisors. Based upon consulting with Merrill Lynch and Salomon Smith Barney, the Special Committee has determined that making the acquisitions, together with listing the APF Shares on the NYSE, is the strategic alternative that will most likely maximize stockholder value. In support of its determination, the Special Committee received a fairness opinion from Merrill Lynch stating that the aggregate consideration to be paid by APF for the Income Funds is fair to APF from a financial point of view.

Q: Will any of APF's affiliates benefit from the acquisitions?

A: As general partners of the Income Funds, Mr. Seneff and Mr. Bourne have ownership interests in each Income Fund. They will be entitled to receive their pro rata portion of the APF Shares paid for each Income Fund in accordance with the terms of the relevant partnership agreement. Messrs. Seneff and Bourne will receive up to an aggregate of 140,682 APF Shares in exchange for their general partner interests if all of the Income Funds are acquired. Furthermore, as directors of APF they will be entitled to receive performance-based incentives, including stock options, under APF's 1999 Performance Incentive Plan or any other option, incentive compensation or similar plan approved by APF's stockholders.

Q: What are the potential risks of the acquisitions?

A: There are a number of potential risks to the stockholders of APF associated with the acquisitions. We believe that these risks, which are detailed in the information memorandum that accompanies the enclosed proxy statement, are justified by the anticipated benefits to stockholders.

Q: Who can vote on the adoption of the Restated Articles?

A: APF stockholders at the close of business on the record date of           ,
   2000 are entitled to vote at the special meeting.

  Approval of each of the proposals related to the adoption of the Restated Articles requires the affirmative vote of the holders of a majority of the outstanding APF Shares. A majority vote in favor on a particular proposal will be binding on you even if you have voted against such proposal.

Q: When and where is the special meeting of stockholders?

A: The special meeting to vote on the proposals will be held at 10:30 a.m. on
             , 2000 at                  .

Q: Must I attend the special meeting to vote on the proposals?

A: No. To vote without attending the special meeting, simply indicate on the enclosed proxy card, which is printed on green paper, how you want to vote on each proposal, and sign and mail it in the enclosed postage paid return envelope as soon as possible, so that at the special meeting your APF Shares may be voted "For" or "Against" the proposals. If you sign and send in your proxy card and do not indicate how you want to vote, you will be counted as having voted "For" each of the proposals. If you do not send in your card or you abstain from voting, it will count as being unvoted and will have the same effect as a vote "Against" all of the proposals.

Q: Can I change my vote after I mail my proxy card?

A: Yes, you can change your vote at any time before your proxy is counted at the special meeting. You can do this in three ways: first, you can send us a written statement that you would like to revoke your proxy; second, you can send us a new proxy card; or third, you can attend the special meeting and vote in person. Any revocation or new proxy card should be sent to Corporate Election Services, P.O. Box 125, Pittsburgh, PA, 15230-0125, our vote tabulator.

Q: Who can help answer my questions?

A: If you have more questions about the acquisitions or would like to request any additional information, you should contact our solicitation firm which we hired to assist us in answering your questions and administering the special meeting:

                             D.F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005
                                (800) 207-3159

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                            450 South Orange Avenue
                             Orlando, Florida 32801
                               Tel:  407-540-2000
                                    800-522-3863

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

   This proxy statement is furnished by the Board of Directors of CNL American Properties Fund, Inc., or APF, a Maryland corporation, in connection with the solicitation by management of proxies to be voted at a special meeting of
stockholders to be held on   , 2000, and at any adjournment thereof, for the
purposes set forth in the accompanying notice of such meeting. All stockholders
of record at the close of business on   , 2000, the record date, will be
entitled to vote at the special meeting.

   Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified on a proxy that is received the proxy will be voted "For" each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement that the proxy is revoked, (2) by delivery, at the special meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy or (3) by attendance at the special meeting and voting in person. Any revocation or new proxy card should be sent to Corporate Election Services, P.O. Box 125, Pittsburgh, PA, 15230-0125.

   Votes cast in person or by proxy at the special meeting will be tabulated and a determination will be made as to whether or not a quorum is present. APF will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

   Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of APF also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by APF. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of APF, to the beneficial owners of shares held of record by such persons. In addition, APF has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $95,000 plus reimbursement of reasonable out-of-pocket costs and expenses. APF has agreed to indemnify D.F. King & Co., Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the special meeting.

   As of the record date, 43,495,919 shares of APF's common stock, which are referred to as the APF Shares, were outstanding. Each APF Share entitles the holder thereof to one vote on each of the matters to be voted upon at the special meeting. As of the record date, officers and directors of APF beneficially owned in the aggregate approximately 12% of the outstanding APF Shares.

   Unless otherwise indicated, APF Share numbers in this proxy statement reflect a one-for-two reverse stock split approved by the APF stockholders on May 27, 1999 and effective on June 3, 1999.

   It is anticipated that this proxy statement and the enclosed proxy first
will be mailed to stockholders on or about    , 2000.

              PROPOSALS TO APPROVE AN AMENDMENT AND RESTATEMENT OF
                        APF'S ARTICLES OF INCORPORATION

   On March 11, 1999, the Board of Directors of APF unanimously approved a proposal to amend and restate APF's existing articles of incorporation, or Existing Articles, and directed that such proposal be submitted to the APF stockholders for their approval. If approved in their entirety, the amended and restated articles of incorporation, or Restated Articles:

  .  will change APF's name to CNL Restaurant Properties, Inc.;

  . will increase the number of APF Shares that APF is authorized to issue from 62,500,000 shares to 137,500,000 shares;

  . will modify certain provisions to reflect that APF became internally advised as a result of its acquisition of CNL Fund Advisors, Inc., its external Advisor; and

  . will effect certain other modifications to the Existing Articles that APF believes are desirable in connection with the proposed listing of the APF Shares for trading on the New York Stock Exchange, or NYSE, including modifications to conform APF's Existing Articles more closely to the articles of incorporation of other publicly traded real estate investment trusts, or REITs.

   The text of the proposed Restated Articles is set forth in Exhibit B to this proxy statement and a marked version of the Existing Articles, which shows the modifications proposed to be made, is set forth in Exhibit C to this proxy statement.

   The adoption of the Restated Articles is split into three separate, independent proposals. The first proposal is to change APF's name to CNL Restaurant Properties, Inc. The second proposal is to increase the authorized number of APF Shares from 62,500,000 shares to 137,500,000 shares. The third proposal is to make the remainder of the changes to the Existing Articles as set forth in the Restated Articles. Because each of these proposals will be voted upon separately, one or more of the proposals may be approved by the stockholders without having all three proposals approved.

   The Board of Directors has determined it to be in the best interests of APF and its stockholders to adopt the Restated Articles. The Board unanimously recommends that stockholders vote "For" each of the proposals set forth below.

   Approval of each of the proposals requires the affirmative vote of the holders of a majority of the outstanding APF Shares entitled to vote thereon. Proxies received will be voted for approval of each proposal unless stockholders designate otherwise. The Restated Articles will become effective upon their filing with the Maryland Department of Assessments and Taxation.

   The paragraphs below describe the amendments to the Existing Articles that will be made if each of the proposals are approved by the stockholders and the reasons that the Board of Directors have proposed such amendments.

Proposal #1: Changing APF's name to CNL Restaurant Properties, Inc.

   The Board of Directors has determined that APF should change its name to CNL Restaurant Properties, Inc. in order to provide better name recognition of APF in the context of its business. This proposal would amend the Existing Articles as set forth in Section 1.1 of the Restated Articles to change the name of the company to CNL Restaurant Properties, Inc. This proposal will not change any other aspect of the Existing Articles.

Proposal #2: Increasing the Number of Authorized Shares

   General. If this proposal is approved, the number of APF Shares that APF is authorized to issue will increase from 62,500,000 shares to 137,500,000 shares. This proposal would amend the Existing Articles as set forth in Section 5.1 of the Restated Articles to increase the number of authorized APF Shares to 137,500,000 shares. This proposal will not change any other aspect of the Existing Articles.

   The principal purpose for the increase in authorized APF Shares is to permit APF to have sufficient shares to acquire CNL Income Fund, Ltd. through CNL Income Fund XVI, Ltd., which we refer to as the Income Funds. The Income Funds are limited partnerships that owned, as of September 30, 1999, in the aggregate, 562 restaurant properties similar to the types of restaurant properties in which APF invests. If APF acquires all of the Income Funds, it expects to have total assets of over $1.5 billion at the time those acquisitions are consummated and it will own or hold a mortgage interest in approximately 1,900 restaurant properties, making it one of the largest triple-net lease REITs in the United States. The acquisition of the Income Funds is subject to approval of this proposal by the holders of a majority of the APF Shares because APF does not currently have a sufficient number of authorized APF Shares to complete these acquisitions.

   The principal components of these acquisitions are summarized below and the terms of the acquisitions and the background of and reasons for them are discussed in detail in the information memorandum that is attached as Exhibit A to this proxy statement.

   The Income Fund merger agreements provide that if all of the Income Funds are acquired, up to an aggregate of 27,343,243 APF Shares (before the payment of certain acquisition expenses) will be issued to the Income Funds. Because the APF Shares are not listed at this time, the value of an APF Share is uncertain. For purposes of the acquisition of the Income Funds, the APF Shares have been assigned a value of $20.00 per share, the price at which, after taking into account the one-for-two reverse stock split effective June 3, 1999, APF sold APF Shares in three previous public offerings, the most recent of which was completed in December 1998. Accordingly, based on that value, if all the Income Funds are acquired, APF will pay up to an aggregate of approximately $547 million for them (before payment of certain acquisition expenses).

   The acquisition of each Income Fund is subject to the approval by the holders of a majority of units of limited partnership interest of each Income Fund. A special meeting of the Limited Partners of the Income Funds is
scheduled to be held on      , 2000 for the purpose of voting on the
acquisitions.

   Of the 62,500,000 APF Shares authorized for issuance under the Existing Articles, 43,495,919 APF Shares have been issued and are outstanding, including the APF Shares issued to acquire the Advisor and the CNL Restaurant Financial Services Group, discussed below. The acquisitions of the Income Funds are subject to approval of the Restated Articles by the APF stockholders because APF does not currently have a sufficient number of authorized APF Shares to complete these acquisitions. Consequently, the merger agreements relating to the Income Funds are conditioned on approval by the APF stockholders of this proposal. Assuming approval of this proposal by APF stockholders, the acquisitions of the Income Funds will occur as soon as practicable following the approval by the Limited Partners of the Income Funds. It is expected that the acquisitions of the Income Funds will be consummated in the first quarter or the early part of the second quarter of 2000. The general partners have required that the acquisitions be consummated by the later of March 31, 2000 or 30 days after the date that the vote has been completed.

   APF does not currently know the exact number of APF Shares that will be required for the Income Fund acquisitions, because the total number of APF Shares that will be issued in connection with the acquisitions of the Income Funds will depend on the number of Income Funds and the particular Income Funds that are acquired, which will not be determined until the Limited Partners of the Income Funds have voted on the acquisitions. In addition, the Limited Partners of the Income Funds that are acquired will have the option to elect to receive, in exchange for their limited partnership interests, alternative consideration consisting of 7.0% callable notes due 2005, rather than APF Shares. The number of APF Shares issued to a particular Income Fund will be reduced to the extent its Limited Partners elect to receive notes. In addition, if Limited Partners in a particular Income Fund elect to receive notes in an amount greater than 15% of the exchange value of APF Shares otherwise payable to such Income Fund, then APF has the right to decline to acquire that Income Fund.

   Assuming that the Income Fund acquisitions will require approximately 27,340,000 APF Shares (before the payment of certain acquisition expenses), APF will have up to approximately 67,000,000 remaining authorized but unissued APF Shares following the consummation of such acquisitions. These remaining authorized APF Shares would provide APF with flexibility to raise additional equity capital from time to time, as consideration for future acquisitions or for a variety of other corporate purposes. Following the listing of the APF Shares for trading on the NYSE and the Income Fund acquisitions, APF intends to offer APF Shares to the public pursuant to an underwritten public offering, if market conditions are suitable. APF has not yet determined how many APF Shares will be offered for sale in the public offering or exactly when the offering will commence. Other than the issuance of APF Shares pursuant to the Income Fund acquisitions, the issuance of APF Shares to the directors, officers and employees of APF pursuant to the terms of APF's 1999 Performance Incentive Plan and the proposed public offering of APF Shares, APF does not have any current plan to issue any of the additional APF Shares to be authorized.

   Recent Expansion. On September 1, 1999, APF became internally advised and gained complete acquisition, development and in-house management functions by acquiring its external Advisor, CNL Fund Advisors, Inc. Because APF had no employees since its inception, the Advisor provided these functions on behalf of APF and was responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also provides APF with restaurant development capabilities including site selection, construction management and build-to-suit development.

   Prior to its acquisition by APF, the Advisor was entitled to various fees for providing services to APF, including fees that were determined in part based on the cost basis of APF's assets. Upon the acquisition of the Advisor, the operations of the Advisor became part of the business of APF and, accordingly, APF ceased to pay such fees. APF had not previously sought to become internally advised because, historically, it did not have a large enough asset base to provide the economies of scale needed to support efficiently the extensive general and administrative expenses of an internal management team. APF believes that its asset base has now grown sufficiently large to support such an infrastructure efficiently and that, due to such growth, APF will experience long-term cost savings as a result of the acquisition of the Advisor.

   In addition, to increase its financing capabilities and expand its mortgage loan portfolio, APF acquired CNL Financial Corp. and CNL Financial Services, Inc., which we refer to, together, as the CNL Restaurant Financial Services Group, at the same time that it acquired the Advisor. The CNL Restaurant Financial Services Group makes and services mortgage loans (and securitizes a portion of such loans) to operators of national and regional restaurant chains comparable to the restaurant chain operators that currently are tenants of APF. APF also acquired the CNL Restaurant Financial Services Group's existing mortgage loan portfolio, including the servicing rights for such portfolio, and assumed the warehouse lines of credit used previously by them in providing such financial services. As of September 30, 1999, APF, through its acquisition of the CNL Restaurant Financial Services Group had originated approximately $700 million in mortgage loans on 744 restaurant properties in 45 states, and had securitized approximately $572 million of the $700 million of originated mortgage loans. Also as of that date, APF had signed commitments for an additional $224 million in mortgage loans.

   The information memorandum that is attached as an exhibit to this proxy statement provides more information on APF's acquisition of the Advisor and the CNL Restaurant Financial Services Group.

   Summary of the Acquisitions. The determination to proceed with the acquisition of the Advisor, the CNL Restaurant Financial Services Group and the Income Funds and to list the APF Shares on the NYSE was made following many months of deliberation and based on the advice of Merrill Lynch and Salomon Smith Barney, independent investment banking firms engaged by the Special Committee as its financial advisors. Based upon the advice of Merrill Lynch and Salomon Smith Barney, the Special Committee determined that making such acquisitions and listing the APF Shares on the NYSE are the strategic alternatives that will most likely maximize stockholder value. In support of its determination, APF has obtained two separate fairness opinions from Merrill Lynch which state that the number of APF Shares paid by APF for the Advisor and the CNL Restaurant Financial Services Group, and the number of APF Shares payable by APF for the Income Funds is fair to APF from a financial point of view. The chronology of the deliberations of the Board and the Special Committee, the factors that they considered in determining to recommend these acquisitions and listing the APF Shares on the NYSE, the various alternatives to such acquisitions and listing that were considered and the fairness opinions rendered by Merrill Lynch are described in the information memorandum under the caption "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS." Copies of the fairness opinions rendered by Merrill Lynch are attached as Exhibit D-1 and Exhibit D-2 to this proxy statement.

   The Board believes that transforming APF into a full-service REIT by acquiring the Advisor and the CNL Restaurant Financial Services Group and significantly increasing APF's size by acquiring the Income Funds will enhance APF stockholder value. APF believes that such acquisitions will achieve three important strategic objectives for APF. First, APF's ability to provide integrated restaurant property services gives it a competitive advantage over other REITs that typically provide a more limited array of services to their prospective restaurant owners and operators. Second, the acquisition of internal restaurant property service capabilities, including management, acquisition, development and expanded financing capabilities, improves APF's performance through increased control over functions that are important to the growth of its business. Third, such acquisitions will facilitate listing of the APF Shares on the NYSE and increase the value of the APF Shares following such listing.

   Acquisition of Income Funds. As of September 30, 1999, APF's portfolio consisted of investments in 1,313 restaurant properties in 47 states. APF is seeking to increase its asset base by acquiring the Income Funds, which currently own, in the aggregate, 562 restaurant properties. The restaurant properties owned and leased, directly and indirectly, by the Income Funds during the nine months ended September 30, 1999, earned aggregate revenues of approximately $37.0 million. If APF acquires all of the Income Funds, it expects to have assets of over $1.5 billion and to own or hold a mortgage interest in approximately 1,900 restaurant properties, making it one of the largest triple-net lease REITs in the United States.

   The Income Funds were formed from 1985 to 1993 by affiliates of CNL Group, Inc., an affiliate of APF. The Limited Partners of the Income Funds are the individuals and entities who invested in the Income Funds. James M. Seneff, Jr., Chairman of APF's Board of Directors, Robert A. Bourne, Vice Chairman of APF's Board of Directors, and CNL Realty Corporation are the general partners of each of the Income Funds.

   The table below lists (1) the Income Funds that APF is seeking to acquire,
(2) the number of APF Shares being offered to each Income Fund if it is acquired and (3) the exchange value, based on the assigned value of $20.00 per APF Share, of the APF Shares to be paid to each Income Fund. The exchange value of the APF Shares being offered to each Income Fund does not reflect a reduction in the number of APF Shares paid to that Income Fund by APF for that Income Fund's allocable portion of the expenses of the acquisitions.

                                                                     Exchange
                                                                   Value of APF
                                                  Number of APF    Shares before
                                                  Shares Offered    Acquisition
                    Income Fund                  to Income Fund(1)  Expenses(1)
                    -----------                  ----------------  -------------
   CNL Income Fund, Ltd.........................      578,880       $11,577,600
   CNL Income Fund II, Ltd......................    1,196,634        23,932,680
   CNL Income Fund III, Ltd.....................    1,041,451        20,829,020
   CNL Income Fund IV, Ltd......................    1,334,008        26,680,160
   CNL Income Fund V, Ltd.......................    1,024,516        20,490,320
   CNL Income Fund VI, Ltd......................    1,865,194        37,303,880
   CNL Income Fund VII, Ltd.....................    1,601,186        32,023,720
   CNL Income Fund VIII, Ltd....................    2,021,318        40,426,360
   CNL Income Fund IX, Ltd......................    1,850,049        37,000,980
   CNL Income Fund X, Ltd.......................    2,121,622        42,432,440
   CNL Income Fund XI, Ltd......................    2,197,098        43,941,960
   CNL Income Fund XII, Ltd.....................    2,384,248        47,684,960
   CNL Income Fund XIII, Ltd....................    1,943,093        38,861,860
   CNL Income Fund XIV, Ltd.....................    2,156,521        43,130,420
   CNL Income Fund XV, Ltd......................    1,866,951        37,339,020
   CNL Income Fund XVI, Ltd.....................    2,160,474        43,209,480

--------
(1) Assumes that none of the Limited Partners of the Income Funds elects to receive notes.

   APF believes that increasing its asset base through the Income Fund acquisitions ultimately will result in greater earnings for APF, which, in turn, is expected to increase the market value of the APF Shares and cash distributions to the APF stockholders. APF believes that this will occur for the following reasons:

  . APF believes that the public market valuations of the equity securities of many publicly traded real estate companies, including REITs that focus on the restaurant industry, are based, in part, on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. APF believes that the increase in the size of its restaurant property portfolio will provide APF greater access to both the debt and equity capital necessary for funding its operations and consummating acquisitions and financings on economically attractive terms.
  . APF also believes that the Income Fund acquisitions will generate cost savings based on the economies of scale resulting from a larger restaurant property portfolio.
  . Finally, APF believes the increase in the size of its restaurant property portfolio will increase the probability of broader coverage of APF by financial analysts who cover REIT stocks generally. Broader coverage by financial analysts may enhance the value of the APF Shares and increase the volume of trading in the APF Shares, which would increase their liquidity.

   Listing on the NYSE; Public Offering. APF will provide liquidity and a trading market for the APF Shares by listing such shares on the NYSE. APF will seek to have the APF Shares begin trading on the NYSE concurrently with the consummation of the Income Fund acquisitions, but APF will seek to list the APF Shares regardless of whether the Income Fund acquisitions are consummated. In an effort to obtain a greater following by the investment banking analyst community, following listing and the Income Fund acquisitions and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

   Effect of Increase in Authorized Shares. The Restated Articles would effect an increase in the number of authorized APF Shares by 75,000,000 APF Shares. To the extent APF issues additional APF Shares, which it will do to consummate the Income Fund acquisitions and to effect the proposed underwritten public offering, the voting power of APF's current stockholders will be diluted. In addition, the issuance of additional APF Shares in connection with the acquisition of the Advisor and the CNL Restaurant Financial Services Group may result in a reduction in net earnings per APF Share if the earnings attributable to the businesses and restaurant properties that APF acquired in such acquisitions are not sufficient to maintain the level of net earnings per APF Share existing prior to such issuance or issuances. Internal management projections reviewed and considered by the Special Committee indicate that such acquisitions will be accretive on a net earnings per share basis. For a discussion of the accretion analysis that was performed by APF, see "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS--Recommendation on the CNL Restaurant Businesses Acquisitions" in the information memorandum attached as Exhibit A to this proxy statement.

   Authorization of additional APF Shares also could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the amendments. An increased number of authorized APF Shares could discourage, or be used to impede, an attempt to acquire or otherwise change control of APF. The private placement of APF Shares into company "friendly" hands, for example, could dilute the voting strength of a party seeking control of APF. Furthermore, many companies have issued warrants or other rights to acquire additional shares of common stock to the holders of their common stock to discourage or defeat unsolicited share accumulation programs and acquisition proposals, which programs or proposals may be viewed by the boards of directors as not in the best interests of such companies and their stockholders. Although APF has no present intent to use the additional authorized APF Shares for such purposes, an increased number of APF Shares would be available for such purposes if the Restated Articles are adopted.

Proposal #3: Effecting the Other Changes to the Existing Articles

   This proposal, if approved, would effect the remaining changes to Existing Articles as set forth in the Restated Articles. As discussed further below, these changes are designed (1) to reflect that APF became internally advised as a result of its acquisition of the Advisor, and (2) in anticipation of listing, to make APF's Existing Articles more comparable to the articles of publicly traded REITs.

Modifications to Reflect APF Becoming Internally Advised

   The Existing Articles contain a number of provisions that impose guidelines on transactions between APF and the Advisor and its affiliates. As discussed above, in order to become a full-service REIT, APF acquired the Advisor. As a result of that acquisition, the separate existence of the Advisor ceased, its operations became part of the business of APF and APF became an internally advised REIT. Accordingly, the provisions in the Existing Articles relating to the Advisor and its affiliates and to transactions and relations between APF and the Advisor and its affiliates are no longer applicable. These provisions, which are eliminated in the Restated Articles, are discussed below.

   Independent Director Requirements. Section 2.1 of the Existing Articles provides that a majority of the members of the Board must be "Independent Directors." An "Independent Director" is defined in the Existing Articles as someone who is not, and has not been for the previous two years, associated with the Advisor. Because APF acquired the Advisor and became internally advised, the Restated Articles eliminate the requirement that APF have directors not associated with the Advisor. The Restated Articles also eliminate any provisions of the Existing Articles that are only relevant if APF has "Independent Directors." This includes, among others, Section 2.2 of the Existing Articles (requiring that a majority of the members of Board committees be Independent Directors), Section 2.6 (requiring that the Independent Directors approve certain enumerated matters) and Section 5.2 (requiring the Independent Directors to conduct an annual review of APF's investment policies).

   The term "independent director" is more commonly used to refer to a director who is not also an employee of the company of which he or she is a director and who is otherwise free of any relationship that would interfere with his or her ability to exercise independent judgment in respect of that company's business. In this regard, APF currently has five directors, two of whom, James M. Seneff, Jr. and Robert A. Bourne, serve as Chairman and Vice Chairman, respectively, of APF's Board of Directors, and three of whom are independent directors under the more common meaning of the term. It is expected that for the foreseeable future a majority of the Board will continue to be comprised of independent directors.

   Provisions Relating to Advisor Services. Article IV of the Existing Articles consists of provisions that govern the relationship between APF and the Advisor. These provisions include guidelines for supervision of the Advisor by the Board, provisions relating to the termination of the Advisor, restrictions on the types and amount of fees payable by APF to the Advisor for services provided and limitations on reimbursement of expenses incurred by the Advisor in performing those services. Because APF acquired the Advisor and became internally advised, Article IV of the Existing Articles is no longer applicable to APF's operations and will therefore be eliminated in the Restated Articles.

   Certain Conflict of Interest Provisions. In order to mitigate certain potential conflicts of interest with the Advisor, Sections 6.3 and 6.4 of
Article VI of the Existing Articles contain a number of restrictions with respect to transactions between APF and the Advisor and their respective affiliates and on certain activities of the Advisor and its affiliates. For the reasons discussed below, these provisions also are eliminated in the Restated Articles.

   Section 6.3(i) of the Existing Articles provides that the Advisor and its affiliates will not offer or sell interests in certain subsequently formed public programs prior to the completion of APF's initial public offering and restricts investing by such programs prior to the time a certain percentage of the proceeds of APF's initial public offering were invested. As described above, now that APF has acquired the Advisor, restrictions on the activities of the Advisor and its affiliates are no longer applicable. The particular provisions of Section 6.3(i) also are no longer relevant as APF's initial public offering was completed in early 1997 and the proceeds of the initial public offering were fully invested thereafter.

   Sections 6.3(ii) and 6.4 also are eliminated in the Restated Articles because they similarly are inapplicable now that APF has acquired the Advisor. The provisions that are being so eliminated include: (i) guidelines on how to resolve conflicts when an investment opportunity becomes available which is suitable for both APF and a public or private entity with which the Advisor or its affiliates are affiliated (Section 6.3(ii)), (ii) restrictions on the provision of goods and services to APF by the Advisor or its affiliates (Section 6.4(i)) and (iii) restrictions on loans by the Advisor and its affiliates to APF (Section 6.4(ii)). Section 6.4(ii) also restricts APF from making any loans to affiliates. That provision is eliminated in the Restated Articles for the reasons described below under "Other Modifications -- Restrictions on Affiliated Transactions."

Other Modifications

   The Existing Articles were adopted prior to APF's commencing operations and when APF had not yet acquired restaurant properties. In that context, a number of limitations and restrictions were included in APF's Existing Articles. The principal purpose of these limitations and restrictions was to impose parameters on, and provide guidelines for, the development of APF's operating capabilities and the acquisition of its restaurant property portfolio. Certain of these limitations and restrictions were required under state regulations because at the time of the initial public offering of APF Shares, the APF Shares were not listed for trading on a national securities exchange or designated for quotation on Nasdaq. Publicly traded REITs are not required to, and do not, include these types of provisions in their governing documents.

   Since the adoption in 1995 of APF's Articles of Incorporation (which have not been comprehensively amended), APF has become a fully operating restaurant REIT, with a portfolio at September 30, 1999 consisting of investments in 1,313 restaurant properties. APF has a four-year operating history, which means that investors and potential investors now have substantial information on which to evaluate APF and its business. In view of APF's operating history and its plans for listing the APF Shares on the NYSE, APF and the Board believe that many of the limitations and restrictions that were included in the Existing Articles are unduly restrictive and could prevent APF from pursuing favorable investment opportunities which could enhance stockholder value. In addition, because other publicly traded REITs generally are not bound by similar limitations and restrictions, they could impair APF's ability to compete effectively for investments and management talent. The Board believes such limitations and restrictions should be modified so that APF will be governed by articles of incorporation that are comparable to the articles of incorporation of other publicly traded REITs. The proposed Restated Articles reflect the modifications that APF and the Board believe should be made to the Existing Articles.

   The paragraphs below discuss, with respect to each provision of the Existing Articles proposed to be modified by the Restated Articles, other than modifications discussed above, the current provision as it appears in the Existing Articles, the modified provision as it will appear in the Restated Articles and the reason or reasons why the Board believes the provision should be so modified.

   References to NASAA REIT Guidelines. Several provisions of the Existing Articles reference the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association. These guidelines, which are referred to herein as the NASAA REIT guidelines, which consist of substantive restrictions on the operations of a REIT, are applicable when a REIT is making a public offering of its securities unless those securities are listed for trading on a national securities exchange or designated for quotation on Nasdaq. Because the governing documents of publicly traded REITs are not required to comply with the NASAA REIT guidelines and because APF will be becoming a publicly traded REIT, these references have been eliminated in the Restated Articles.

   The Existing Articles also contain provisions that, while they do not specifically reference the NASAA REIT guidelines, were included to comply with those guidelines. Many of those provisions are modified or eliminated by the Restated Articles as described elsewhere in this proxy statement.

   Experience of Directors. The Existing Articles contain provisions requiring that a director must have had, prior to his or her election to APF's Board, "at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by [APF]." The Existing Articles further provide that one of the Independent Directors must have three years of relevant real estate experience. For a discussion of elimination of the Independent Director requirement, see "Modifications to Reflect APF Becoming Internally Advised -- Independent Director Requirements" above.

   The director experience requirements were included in the Existing Articles in order to ensure that the directors guiding APF through its initial development and acquisition phases were sufficiently experienced in the type of activities in which APF intended to engage. While relevant experience and particularly relevant real estate experience are factors that APF would consider in recruiting and proposing nominees for director positions, APF believes that because it is now a fully operating company with a large portfolio of restaurant properties, it is no longer necessary or desirable to require that directors have a particular type or specific number of years of experience. Indeed, APF believes that having a director experience requirement may prevent APF from proposing nominees who could potentially enrich the composition of the Board by bringing to it broad and useful experience, although they might not necessarily be experienced in the acquisition and development of real properties. Examples of individuals who might be precluded from serving as directors due to the director experience requirements include government officials and representatives and senior executives and directors of public companies that are not engaged in real estate or restaurant-related activities. Individuals with such backgrounds often are desired by public companies to serve on their boards of directors.

   APF believes that its Board should be composed of persons who can best serve the interests of its stockholders. Because some of those persons might not meet the director experience requirements under the Existing Articles, those requirements have been eliminated under the Restated Articles.

   Investment Limitations. The Existing Articles contain a number of limitations and restrictions on APF's ability to make certain types of investments. These investment limitations and restrictions were established, as described above, in order to impose parameters on APF's operations because at the time it had not commenced operations or acquired any restaurant properties. The Board believes that now that APF is a fully operating company, these limitations and restrictions are no longer necessary or desirable because they could impede APF's ability to take advantage of favorable investment opportunities. Moreover, the elimination of certain of these limitations and restrictions (for example, limitations under the Existing Articles on APF's mortgage lending activities) are desirable in light of APF's expansion of its financing capabilities in connection with its acquisition of the CNL Restaurant Financial Services Group. The Board of Directors further believes that these limitations and restrictions are inconsistent with APF's ability to conduct business as a publicly traded REIT and that, like other publicly traded REITs, the decision to make or not make these types of investments should be wholly within the authority of the Board and APF's management.

   For the foregoing reasons, the Board of Directors is proposing the elimination of the investment limitations and restrictions summarized below. The full text of the eliminated provisions is set forth in the marked version of the Existing Articles in Exhibit C to this proxy statement.

  .  Section 5.4 Investment Limitations. The investment limitations in
     Section 5.4 of the Existing Articles that are eliminated in the Restated Articles for the reasons outlined above prohibit APF from: (1) investing more than 10% of its total assets in unimproved real property or indebtedness secured by a deed of trust or mortgage loan on unimproved real property (Section 5.4(i)); (2) investing in commodities or commodity future contracts (Section 5.4(ii)); (3) investing in or making mortgage loans unless an appraisal is obtained concerning the property and certain other conditions are met (Sections 5.4(iii), (iv) and (v));
     (4) investing in equity securities, except under certain limited circumstances (Section 5.4(vi)); (5) except under specified circumstances, issuing (A) equity securities redeemable solely at the option of the holder, (B) debt securities, (C) common or preferred shares on a deferred payment basis or under similar arrangements, (D) non-voting or assessable securities and (E) options, warrants, or similar evidences of right to buy its securities (Section 5.4(vii)); (6) investing in contracts for the sale of real estate unless they are in recordable form and appropriately recorded in the chain of title (Section 5.4(viii)); (7) acquiring a restaurant property unless the consideration to be paid for each such property is authorized by the Board (Section 5.4(ix)); (8) engaging in underwriting or the agency distribution of securities issued by others or in trading (Section 5.4(x)); (9) investing in any foreign currency or bullion or engaging in any short sales (Section 5.4(xi)); and (10) issuing senior securities except notes to lenders and preferred shares (Section 5.4(xii)).

  . Limitations on Secured Equipment Financing. The Restated Articles also eliminate the requirement under Section 5.3(iv) of the Existing Articles that the offering by APF of leases secured by restaurant equipment must be approved by a majority of directors, including a majority of Independent Directors, as being fair, competitive and commercially reasonable.

  .  Limitations on Investment in Equity Securities. The restriction in
     Section 5.3(iii) of the Existing Articles on investment by APF in equity securities also is eliminated under the Restated Articles. Under Section 5.3(iii), APF may invest in equity securities so long as a majority of the disinterested directors (including a majority of the Independent Directors) approve the investment as being fair, competitive and commercially reasonable.

   Limitations on Borrowing and Indebtedness. Historically, APF has funded acquisitions using net proceeds from offerings of APF Shares. Since the investment of proceeds from its last offering of APF Shares in December 1998, APF has funded, and intends in the future to fund, acquisitions and the development of new restaurant properties through short-term borrowings and by financing or refinancing its indebtedness on such properties on a longer-term basis when market conditions are appropriate. Under Section 3.2(iv) and Section 5.4(xiii) of the Existing Articles, total indebtedness of APF generally cannot exceed 300% of the net asset value of APF's assets. Although it is unlikely that APF would ever exceed that level of indebtedness, an absolute limit on APF's borrowings could impair its ability to engage in potentially advantageous transactions. Such a limitation also is uncommon among publicly traded REITs and thus could restrict APF's ability to compete for investments and investment opportunities. The proposed Restated Articles therefore do not contain any limitation on the amount or percentage of indebtedness that APF may incur in the future.

   APF's Board has agreed that, as a general policy, APF will borrow funds only when APF's ratio of debt-to-total assets is 45% or less. Because the Restated Articles would eliminate any limitations on APF's ability to borrow, however, APF's Board could modify that policy at any time after the Restated Articles are adopted. If that policy were changed, APF could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase APF's risk of default on its obligations and adversely affect APF's results of operations and its ability to make distributions to its stockholders. Because this is only a policy, the Board could, depending on the market conditions, modify the policy and increase APF's leverage above 45%.

   Restrictions on Affiliated Transactions. Various provisions of the Existing Articles limit APF's ability to engage in transactions with the Advisor, a director of APF or any of their affiliates. In general, these provisions require that such transactions, which are referred to herein as affiliated transactions, be approved by a majority of the disinterested directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid by APF for services provided or assets acquired from or sold to such persons.

   The provisions in the Existing Articles restricting affiliated transactions are eliminated in the Restated Articles for a number of reasons. First, because APF acquired the Advisor, the likelihood of APF engaging in any affiliated transactions is greatly reduced. Second, as discussed above, the Restated Articles are intended to be more consistent with the articles of incorporation of publicly traded REITs and other public companies. The articles of such companies generally do not contain charter restrictions on affiliated transactions of the type proposed to be eliminated because, among other reasons, the corporate laws of most states already contain provisions restricting affiliated transactions. Under Maryland corporate law, to which APF is subject, transactions between APF and its directors, or persons in which such directors have a material financial interest, may be void or voidable unless the conflict giving rise to the transaction is disclosed and the transaction is approved or ratified by a majority of disinterested directors or a majority of the stockholders or the transaction is fair and reasonable to APF. Thus, APF's ability to enter into affiliated transactions is restricted under applicable state law even if the affiliated transactions provisions in the Existing Articles are eliminated by the Restated Articles.

   The affiliated transaction provisions that are proposed to be eliminated in the Restated Articles are the following:

  . Joint Ventures. The Restated Articles eliminate Section 5.3(ii) of the Existing Articles which provides that APF may invest in joint ventures with the Advisor, one or more directors and any affiliates only if a majority of disinterested directors approve the investment as being fair and reasonable to APF and on substantially the same terms and conditions as those received by other joint venturers.

  . Sales and Leases to and from APF. The Restated Articles also eliminate Sections 6.1 and 6.2 of the Existing Articles which require that APF's disinterested directors approve as fair and reasonable to APF the purchase of property by APF from the Advisor, a director or any affiliate, and the acquisition or lease of assets from APF by the Advisor, a director or any affiliate. Section 6.1 also provides that the purchase by APF of any property from the Advisor, a director or any affiliate must be at a price no greater than the cost of the asset to the Advisor, or, as the case may be, such director or affiliate, or if the price to APF is in excess of such cost, that substantial justification for such excess exists, such excess is reasonable and that the cost does not exceed the asset's appraised value.

  . Loans to Affiliates. The first sentence of Section 6.4(ii) prohibiting APF from making loans to affiliates similarly is eliminated in the Restated Articles.

  . General Restriction. Section 9.5 of the Existing Articles contains certain general restrictions on all transactions between APF and its affiliates. The Restated Articles eliminate these restrictions which, in addition to disinterested director approval, require that an affiliated transaction be fair and reasonable to APF and its stockholders, that the terms of such transaction are at least as favorable as the terms of comparable arms-length transactions and that if an acquisition is involved, the total consideration is not in excess of the appraised value of the property being acquired. The Restated Articles also eliminate the limitations in Section 9.5 on the payment by APF of compensation to affiliates.

   Voting Restrictions. The Restated Articles also eliminate Section 8.3 of the Existing Articles which prohibits the Advisor, the directors and any of their affiliates from voting on matters submitted to the APF stockholders regarding removal of the Advisor, directors or any of their affiliates or any transaction between APF and them. This provision, which was included in the Existing Articles in accordance with the NASAA REIT guidelines, discussed above, is eliminated because the articles of incorporation of publicly traded REITs and other public companies normally do not contain voting restrictions of this type and, with respect to the restrictions on the Advisor and voting on removal of or transactions with the Advisor, because APF has acquired the Advisor.

   Reports to Stockholders. Section 8.7 of the Existing Articles lists the items of information that must be included in APF's annual report to stockholders. However, because APF is a reporting company under the rules and regulations of the Securities and Exchange Commission, or the SEC, and it will become subject to the rules and regulations of the NYSE following listing, APF's annual reports will be required to comply with both the SEC and NYSE annual reporting requirements. For these reasons, Section 8.7 has been modified by eliminating the enumerated informational requirements and providing that the reports to stockholders be prepared and delivered to stockholders in accordance with the requirements of the SEC and the NYSE.

   Indemnification. Under Section 7.2(i) of the Existing Articles, APF is required to indemnify its directors and officers and permitted to indemnify its employees and agents for losses or liabilities any of them, each referred to herein as an indemnitee, may incur in connection with APF's business. Indemnification is not available, however, (1) for losses or liabilities resulting from conduct by the indemnitee that constitutes negligence, misconduct, bad faith or active or deliberate dishonesty, (2) if the indemnitee received an improper personal benefit, (3) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her acts were unlawful or (4) in a proceeding by or in the right of APF, the indemnitee is adjudged liable to APF. Under Section 7.2(ii) of the Existing Articles, APF also may not provide indemnification for losses or liabilities arising from alleged violations by an indemnitee of federal or state securities laws, except under certain specified circumstances.

   The indemnification provisions under the Existing Articles are more narrow than the indemnification provisions of publicly traded REITs and other public companies. They also limit APF's ability to provide indemnification to the extent permitted by Maryland corporate law. The Restated Articles modify the indemnification provisions, consistent with the charter provisions of publicly traded REITs and other public companies and consistent with Maryland law, to provide that APF will indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by Maryland law. This modification will allow APF to offer director and officer candidates indemnification similar to the indemnification they would receive from other public companies and thus to compete with those companies for the most qualified candidates.

   Existence of APF. Under Section 11.1 of the Existing Articles, APF automatically will terminate and dissolve on December 31, 2005 unless the APF Shares are listed on a national securities exchange or over-the-counter market, in which event APF automatically will become a perpetual life entity. In contemplation of listing the APF Shares on the NYSE, this provision is modified in the Restated Articles to provide for APF's perpetual duration.

   Issuance of Stock Certificates. Section 7.5 of the Existing Articles provides that APF shall not issue stock certificates, but instead shall maintain stock ownership records on its books. Because APF will be required to issue stock certificates following listing pursuant to the rules of the NYSE, this provision has been deleted from the Restated Articles.

   Conforming Changes and Other Ministerial Modifications. The Restated Articles reflect a number of conforming changes and other modifications of a ministerial nature that are necessary in view of the other modifications being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and the re-numbering and lettering of remaining provisions. The Restated Articles also eliminate provisions of the Existing Articles that were relevant only in the context of APF's initial public offering, which was completed in early 1997 (for example, the limitations on initial public offering expenses under Section 3.2(vii) of the Existing Articles) and provisions contemplating listing on a national securities exchange or over-the-counter market (such as the provision in Section 5.1(iv) that obligates APF to list the APF Shares or sell its assets within 5 to 10 years after the initial public offering). All of these changes are indicated in the marked version of the Existing Articles in Exhibit C to this proxy statement.

                               SECURITY OWNERSHIP

   The following table sets forth, as of November 15, 1999, the number and percentage of APF Shares beneficially owned by (i) each person or entity known by APF to own beneficially 5% or more of the outstanding APF Shares, (ii) the Chief Executive Officer, Curtis B. McWilliams, and the four other most highly compensated executive officers of APF, (iii) the directors, and (iv) all executive officers and directors, as a group. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them.

Name and Address                      Number of APF Shares    Percent of APF
of Beneficial Owner                    Beneficially Owned   Shares Outstanding
-------------------                   --------------------  ------------------
James M. Seneff, Jr..................      3,721,672(1)             8.6%
450 South Orange Avenue
Orlando, FL 32801
Robert A. Bourne.....................        988,108                2.3%
450 South Orange Avenue
Orlando, FL 32801
G. Richard Hostetter ................          2,740(2)               *
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638
Mail Code M0321
Chattanooga, TN 37401
J. Joseph Kruse......................            --                   *
494 Woonasquatucket Avenue, Unit 114
North Providence, RI 02911
Richard C. Huseman...................            --                   *
3000 University Boulevard, Suite 251
Winter Park, FL 32792
Curtis B. McWilliams.................        290,322                  *
450 South Orange Avenue
Orlando, FL 32801
John T. Walker.......................        172,114                  *
450 South Orange Avenue
Orlando, FL 32801
Steven D. Shackelford................         26,600                  *
450 South Orange Avenue
Orlando, FL 32801
Barry L. Goff........................            --                 --
450 South Orange Avenue
Orlando, FL 32801
Timothy J. Neville...................            --                 --
450 South Orange Avenue
Orlando, FL 32801
All executive officers and directors
 as a group (13 persons).............      5,239,556(1)(2)         12.0%

--------
 * Less than 1%.

(1) Represents APF Shares held by the CNL Group, Inc., of which Mr. Seneff is a principal stockholder.

(2) Represents APF Shares held by SunTrust Bank of Chattanooga, on behalf of Mr. Hostetter, in an individual retirement account.

   For pro forma beneficial ownership information based on the assumption that there will be 70,531,062 APF Shares outstanding (net of expenses to be paid in the form of a reduction in the number of APF Shares paid to each Income Fund and assuming no limited partners of the Income Funds elect to receive the notes) following the acquisitions if all of the Income Funds are acquired, see the table under the caption "COMMON STOCK OWNERSHIP AFTER THE ACQUISITIONS" in the information memorandum attached as Exhibit A to this proxy statement.

                       PROPOSALS FOR NEXT ANNUAL MEETING

   Any stockholder proposal to be considered for inclusion in APF's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2000 had to have been received at APF's office at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, no later than December 15, 1999.

   Under APF's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to APF's secretary. To be timely, the secretary must receive the notice at APF's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of APF's annual meeting of stockholders in 2000, APF's secretary must receive notice of any such proposal no earlier than February 27, 2000 and no later than March 28, 2000 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, had to have been received by December 15,
1999). Generally, such notice must set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on APF's books, and of such beneficial owner and the class and number of APF Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Inc., Attn. Corporate Secretary, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                              INDEPENDENT AUDITORS

   PricewaterhouseCoopers LLP has served as APF's independent certified public accountants for APF's current and most recently completed fiscal years. A representative of PricewaterhouseCoopers LLP will be present at the special meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters to be presented at the special meeting other than those stated above. If any other business should come before the special meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of APF.

                                          By Order of the Board of Directors,

                                          -------------------------------------
                                          Steven D. Shackelford
                                          Secretary

    , 2000
Orlando, Florida

                                                                      Appendix 1
                                     PROXY
                       CNL AMERICAN PROPERTIES FUND, INC.


                             [INSERT ADDRESS HERE]

   The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Properties Fund, Inc., or APF, which the undersigned is entitled to vote, at a special meeting of stockholders of
APF to be held on      , 2000 at 10:30 a.m., local time, and any adjournment
thereof, on all matters set forth in the Notice of Special Meeting and Proxy
Statement, dated      , 2000, a copy of which has been received by the
undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

  1. Proposal to Approve Changing APF's name to CNL Restaurant Properties,
     Inc.;

  2. Proposal to Approve Increasing the number of Authorized APF Shares from 62,500,000 shares to 137,500,000 shares;

  3. Proposal to Effect the Changes to the Existing Articles as set forth in the Restated Articles;

  4. Other Matters:

   Grant authority upon such other matters as may come before the special meeting as they determine to be in the best interest of APF. A vote "For" this proposal will not be used to vote for adjournment of this special meeting to solicit more votes.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

  Please complete, date and sign this proxy and return it in the accompanying envelope.

   IMPORTANT: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

------------------------------ DETACH AND RETURN -------------------------------

PROXY     CNL AMERICAN PROPERTIES FUND, INC.
Please mark only one box per proposal.

               PROPOSAL 1.    [_] FOR    [_] AGAINST    [_] ABSTAIN

               PROPOSAL 2.    [_] FOR    [_] AGAINST    [_] ABSTAIN

               PROPOSAL 3.    [_] FOR    [_] AGAINST    [_] ABSTAIN

               PROPOSAL 4.    [_] FOR    [_] AGAINST    [_] ABSTAIN

            SIGNATURE(S) _____________________________________ DATE


            SIGNATURE(S) _____________________________________ DATE

                                                                       Exhibit A



                             INFORMATION MEMORANDUM
                         Attachment to Proxy Statement
                   for the Special Meeting of Stockholders of
                       CNL American Properties Fund, Inc.

                      to be held on           , 2000

   This information memorandum is being furnished to the holders of shares of common stock of CNL American Properties Fund, Inc., or APF, a Maryland corporation, as an attachment to the proxy statement for the special meeting of
such holders to be held on            , 2000. NO VOTE OR OTHER ACTION OF THE
APF STOCKHOLDERS IS REQUIRED WITH RESPECT TO THIS INFORMATION MEMORANDUM. WE ARE REQUESTING YOUR PROXY SOLELY IN CONNECTION WITH THE MATTERS DESCRIBED IN THE PROXY STATEMENT TO WHICH THIS INFORMATION MEMORANDUM IS ATTACHED.

   This information memorandum describes acquisitions that APF has consummated and intends to consummate in order to increase stockholder value. Prior to the consummation of the Income Fund acquisitions described below, APF intends to list its common stock, the APF Shares, for trading on the New York Stock Exchange, or NYSE, in order to provide liquidity and a trading market for them. At the special meeting, the APF stockholders will be asked to consider and vote upon a proposal to approve an amendment and restatement of APF's Articles of Incorporation, or the Restated Articles, to facilitate the consummation of the Income Fund acquisitions and to modify APF's existing Articles of Incorporation to provide APF with the greater degree of operational flexibility that is characteristic of internally advised, publicly traded real estate investment trusts, or REITs.

                               TABLE OF CONTENTS

Description of the Acquisitions.........................................   A-1
Risk Factors and Benefits to the Principals.............................   A-8
Summary Financial Information...........................................  A-14
Background of and Reasons for the Acquisitions..........................  A-31
Comparative Per Share Data..............................................  A-51
Selected Historical Financial Data of APF and Subsidiaries..............  A-57
Management's Discussion and Analysis of Financial Condition and Results
 of Operations of APF and Subsidiaries..................................  A-58
APF's Business..........................................................  A-71
Management's Discussion and Analysis of Financial Condition and Results
 of Operations of the Income Funds......................................  A-88
Business of the Income Funds............................................ A-298
Common Stock Ownership After the Acquisitions........................... A-309
Additional Information.................................................. A-309

                        DESCRIPTION OF THE ACQUISITIONS

General

   APF has as a strategic goal becoming a leading provider of financial, development, advisory and other real estate services to operators of national restaurant chains. In furtherance of this goal, APF has recently acquired the CNL Restaurant Businesses and seeks to acquire the Income Funds, each of which are discussed below.

   On September 1, 1999, APF became internally advised and gained complete acquisition, development and in-house management functions by acquiring its external Advisor, CNL Fund Advisors, Inc. Because APF has had no employees since its inception, the Advisor provided these functions on behalf of APF and was responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. The acquisition of the Advisor also provides APF with restaurant development capabilities including site selection, construction management and build-to-suit development.

   In addition, to increase its financing capabilities and expand its mortgage loan portfolio, APF acquired CNL Financial Corporation and CNL Financial Services, Inc. which are referred to, together, as the CNL Restaurant Financial Services Group, at the same time that it acquired the Advisor. The CNL Restaurant Financial Services Group makes and services mortgage loans, and securitizes a portion of such loans, to operators of national and regional restaurant chains comparable to the restaurant chain operators that currently are tenants of APF. The Advisor and the CNL Restaurant Financial Services Group are sometimes referred to collectively as the CNL Restaurant Businesses.

   APF is seeking to increase its asset base by acquiring CNL Income Fund, Ltd. through CNL Income Fund XVI, Ltd., which are referred to as the Income Funds. The acquisitions of the Income Funds are subject to approval of the increase in the authorized number of APF Shares by the APF stockholders because APF does not currently have a sufficient number of authorized shares to complete those acquisitions. Further, each Income Fund acquisition is subject to the approval by the Limited Partners of such Income Fund holding in excess of 50% of the outstanding units of limited partnership interest of such Income Fund. A special meeting of the Limited Partners of the Income Funds is scheduled to be
held on     2000 for the purpose of voting on the Income Fund acquisitions. If the increase in the authorized number of APF Shares is approved, the acquisition of the Income Funds will occur as soon as practicable following the approval of such acquisitions by the Limited Partners of the Income Funds. It is expected that the Income Fund acquisitions will be consummated in the first quarter or the early part of the second quarter of 2000 and the general partners have required that it be completed by the later of March 31, 2000 or 30 days after the date that the vote has been completed.

Share Consideration

   The Income Fund merger agreements provide that if all of the Income Funds are acquired, up to an aggregate of 27,343,243 APF Shares will be issued to the partners of the Income Funds (before the payment of certain acquisition expenses). Because the APF Shares are not listed at this time, the value of an APF Share is uncertain. For purposes of the acquisitions, the Board assigned the APF Shares a value of $20.00 per share, which, after adjustment for the one-for-two reverse stock split effective June 3, 1999, is the price at which APF sold APF Shares in three previous public offerings, the most recent of which was completed in December 1998. Based on that value, APF paid $76 million for the acquisition of the Advisor and $47 million for the acquisition of CNL Restaurant Financial Services Group and, if all the Income Funds are acquired, up to an aggregate of approximately $547 million for the Income Funds (before the payment of certain acquisition expenses). APF has obtained two separate fairness opinions from Merrill Lynch & Co., an independent investment banking firm, in which Merrill Lynch opined that the aggregate consideration to be paid by APF for the CNL Restaurant Businesses and for the Income Funds, is fair to APF from a financial point of view. See "BACKGROUND OF AND REASONS FOR THE ACQUISITIONS-- Fairness Opinions of Merrill Lynch to the Special Committee with respect to the CNL Restaurant Businesses and the Income Funds" and the full text of the fairness opinions, which are attached as Exhibit D-1 and Exhibit D-2 to the proxy statement.

Acquisition of Income Funds

   APF is seeking to increase its asset base by acquiring the Income Funds, which as of September 30, 1999, owned in the aggregate, 562 restaurant properties, which for the nine months ended September 30, 1999, had earned aggregate revenues, directly and indirectly, of approximately $37.0 million. Similar to APF, the Income Funds' restaurant properties generally are leased on a triple-net basis to operators of national and regional restaurant chains. The Income Funds' principal executive offices are in the same location as APF's:
CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, telephone number (407) 650-1000. See "BUSINESS OF THE INCOME FUNDS" for a discussion of the current business of the Income Funds, the methods by which the Income Funds evaluate and acquire restaurant properties and the terms upon which the Income Funds' restaurant properties are leased.

   The Income Funds were formed from 1985 to 1993 by affiliates of CNL Group, Inc., an affiliate of APF. The Limited Partners of the Income Funds are the individuals and entities who invested in the Income Funds. James M. Seneff, Jr., Chairman of APF's Board of Directors, Robert A. Bourne, Vice Chairman of APF's Board of Directors, and CNL Realty Corporation are the general partners of each of the Income Funds.

   Assuming that APF acquired all of the Income Funds as of September 30, 1999, APF would have owned and leased on a triple-net basis, 1,176 restaurant properties of which 562 would have been acquired from the Income Funds. The restaurant properties would be leased to more than 140 tenants, operated by more than 70 different restaurant chains, located in 45 states and approximately 98% leased as of September 30, 1999. The average age of the buildings on restaurant properties in the portfolio would be approximately 7.8 years. As a result, APF would become one of the largest triple-net lease REITs in the United States.

   The following table sets forth material restaurant property information for restaurant properties owned and leased on a triple-net basis as of September 30, 1999, assuming all of the Income Funds were acquired on that date, with respect to significant restaurant chains operating a restaurant property. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF has not included any contingent rental income in the calculation of annualized total revenue. APF believes that its presentation of the annualized total rental revenue provides you with the most current, accurate portrait of APF's triple-net business.

   APF has straight-lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with generally accepted accounting principles. Annualized total rental revenue excludes original base rental income of $2,056,000 attributable to 24 restaurant properties, including the Boston Market and Long John Silver's restaurant properties discussed below. Annualized total rental revenue also excludes base rental income attributable to 58 restaurant properties under construction at September 30, 1999.

                               Total Number  Average   Annualized
                                    of       Age of       Total     Percent of
                                Restaurant  Buildings    Rental    Total Rental
Restaurant Chain                Properties   (years)    Revenue      Revenue
----------------               ------------ --------- ------------ ------------
Golden Corral.................      110        5.4    $ 14,503,000     13.1%
Jack in the Box...............      111        4.4      11,121,000     10.0
Burger King...................       93       11.2       8,627,000      7.8
Chevy's Fresh Mex.............       28        1.6       6,847,000      6.2
Denny's.......................       69       10.4       6,789,000      6.1
IHOP..........................       51        2.8       6,453,000      5.8
Hardee's......................       77        7.1       5,422,000      4.9
Bennigan's....................       23       14.5       4,161,000      3.8
Steak and Ale Restaurant......       20       20.7       3,395,000      3.1
Boston Market.................       40        2.7       3,386,000      3.1
Arby's........................       43        4.8       3,123,000      2.8
Shoney's......................       29        7.9       2,689,000      2.4
Darryl's......................       17       17.9       2,592,000      2.3
Long John Silver's............       40        7.8       2,527,000      2.3
Applebee's....................       16        3.4       2,265,000      2.1
Other.........................      409        9.1      26,811,000     24.2
                                  -----               ------------    -----
  Total.......................    1,176               $110,711,000    100.0%
                                  =====               ============    =====

   The tenants of two restaurant chains have filed voluntary petitions for bankruptcy. In October and November 1998, tenants of 38 Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, eight of these restaurant properties remain closed, three restaurant properties have been sold, seven restaurant properties have been re-leased, and APF and the relevant Income Funds continue to receive lease payments on the remaining 20 restaurant properties.

   The tenant of 36 Long John Silver's restaurant properties has also filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, three of these restaurant properties remain closed, five restaurant properties have been sold, nine restaurant properties have been re-leased and the Income Funds continue to receive lease payments on the remaining 19 restaurant properties. APF and the relevant Income Funds are currently actively marketing these closed restaurant properties to existing and prospective clients and believe that their prospects for re-leasing vacant restaurant properties are good.

   Since the acquisition of one Income Fund is not dependent upon the acquisition of any other Income Fund, it is possible that APF will not acquire all of the Income Funds. Consequently, after the acquisition of the Income Funds, APF will not necessarily own all of the restaurant properties listed above.

   The table below lists (1) the Income Funds that APF is seeking to acquire,
(2) the number of APF Shares being offered to each Income Fund if it is acquired, and (3) the exchange value (based on the assigned value of $20.00 per APF Share) of the APF Shares to be paid to each Income Fund. The exchange value of the APF Shares being offered to each Income Fund reflects a reduction in the number of APF Shares paid to that Income Fund by APF for that Income Fund's allocable portion of the estimated expenses of the acquisition. The data in this table assumes that none of the Limited Partners has elected to receive the notes described below.

                                                                     Exchange
                                                         Number of   Value of
                                                         APF Shares APF Shares
                                                         Offered to    after
                                                           Income   Acquisition
                      Income Fund                           Fund     Expenses
                      -----------                        ---------- -----------
  CNL Income Fund, Ltd..................................   578,880  $11,424,600
  CNL Income Fund II, Ltd............................... 1,196,634   23,647,680
  CNL Income Fund III, Ltd.............................. 1,041,451   20,571,020
  CNL Income Fund IV, Ltd............................... 1,334,008   26,347,160
  CNL Income Fund V, Ltd................................ 1,024,516   20,217,320
  CNL Income Fund VI, Ltd............................... 1,865,194   36,894,880
  CNL Income Fund VII, Ltd.............................. 1,601,186   31,645,720
  CNL Income Fund VIII, Ltd............................. 2,021,318   39,980,360
  CNL Income Fund IX, Ltd............................... 1,850,049   36,576,980
  CNL Income Fund X, Ltd................................ 2,121,622   41,965,440
  CNL Income Fund XI, Ltd............................... 2,197,098   43,477,960
  CNL Income Fund XII, Ltd.............................. 2,384,248   47,180,960
  CNL Income Fund XIII, Ltd............................. 1,943,093   38,431,860
  CNL Income Fund XIV, Ltd.............................. 2,156,521   42,666,420
  CNL Income Fund XV, Ltd............................... 1,866,851   36,927,020
  CNL Income Fund XVI, Ltd.............................. 2,160,474   42,747,480

   The Limited Partners of the Income Funds that are acquired will receive APF Shares in exchange for their units of limited partnership interest unless they affirmatively vote against the acquisition and elect to receive alternative consideration consisting of 7.0% callable notes due 2005 in an amount equal to 97% of such Limited Partner's portion of the APF Share consideration that would otherwise have been paid to the Income Fund. The number of APF Shares issued to a particular Income Fund will be reduced to the extent its Limited Partners elect to receive notes.

   The acquisition of each Income Fund is subject to the approval by the holders of a majority of the units of limited partnership interest of such Income Fund. APF anticipates that it will take between two and four months to solicit the Limited Partners of the Income Funds, to obtain the necessary approvals and to consummate the Income Fund acquisitions. It is expected that the Income Fund acquisitions will be consummated in the first quarter or the early part of the second quarter of 2000.

   In connection with the Income Fund acquisitions, James M. Seneff, Jr. and Robert A. Bourne, together referred to as the principals, will receive APF Shares in exchange for their interests as general partners in the acquired Income Funds. See "RISK FACTORS AND BENEFITS TO THE PRINCIPALS -- Benefits to the Principals Resulting from the Acquisitions."

Description of the Income Fund Merger Agreements

   The following paragraphs summarize the material terms (other than those described elsewhere in this information memorandum) of the Merger Agreements between APF and the Income Funds for the acquisition of the Income Funds. Except for the particular contracting parties and the consideration payable by APF, the Merger Agreements are substantially identical. A copy of a form of Merger Agreement is attached as Exhibit E to the proxy statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the form of Merger Agreement.

   General. APF and CNL APF Partners, L.P., a wholly owned subsidiary of APF which is referred to as the Operating Partnership, have entered into the Merger Agreements with the Income Funds, which agreements set forth the terms and conditions, including requisite partner approvals, upon which the Operating Partnership will acquire the Income Funds. Pursuant to and subject to the terms and conditions of the Merger Agreements, the Operating Partnership will acquire each Income Fund. In consideration therefor, each Limited Partner of each Income Fund that is acquired will receive APF Shares in exchange for his or her units of limited partnership interest, except that Limited Partners of Income Funds that are acquired who affirmatively vote against the acquisition of their Income Funds may elect notes in lieu of receiving APF Shares.

   Closing. The Merger Agreements provide that the mergers will occur after all of the conditions set forth in the Merger Agreements have been satisfied or waived. It is expected that the closing of the merger of each Income Fund with the Operating Partnership will occur in the first quarter or the early part of the second quarter of 2000. The general partners have required that the acquisitions of the Income Funds be consummated by the later of March 31, 2000 or 30 days after the date that the vote of the Limited Partners on the Income Fund acquisition has been completed.

   Conduct of Business Prior to Closing. Each Income Fund and its general partners have agreed, among other things, that prior to its closing, each Income Fund will not take certain actions without APF's written consent, including but not limited to: (1) issuing new units of limited partnership interest, (2) effecting any splits of such units, (3) adopting any amendment to its partnership agreement, (4) incurring or guaranteeing indebtedness for borrowed money, (5) mortgaging, pledging, selling or transferring any of its material assets, or (6) engaging in any business which is materially different from the business in which such Income Fund was engaged at the time the Merger Agreement was executed.

   Each Income Fund also has agreed that, prior to its closing, it (1) will cause the tenants of its restaurant properties to maintain public liability and casualty insurance, (2) will not sell its restaurant properties, (3) will not place any encumbrances on its restaurant properties that would prevent the merger from occurring, (4) will not incur material obligations or liabilities other than in the ordinary course of business, and (5) will pay taxes and assessments or cause such taxes and assessments to be paid if due prior to its closing.

   Conditions to Closing. The obligations of APF, the Operating Partnership, each Income Fund and that Income Fund's general partners to effect the merger are subject to the fulfillment or waiver on or prior to each closing of certain conditions, including: (1) the approval by the Limited Partners holding in excess of 50% of the outstanding units of limited partnership interest of that Income Fund, (2) the approval by the APF stockholders of the increase in the authorized number of APF Shares, (3) the listing of the APF Shares on the NYSE prior to the consummation of the Income Fund acquisitions and (4) if fewer than all of the Income Funds approve the Income Fund acquisitions, the receipt by the Special Committee of another fairness opinion from Merrill Lynch stating that the aggregate consideration payable to the Income Funds that approved the transaction is fair to APF from a financial point of view. In addition, the obligations of APF and the Operating Partnership to effect each merger are subject to the fulfillment or waiver at or prior to each closing of certain additional conditions, including (1) that the representations and warranties made by the relevant Income Fund and its general partners with respect to its business set forth in its respective merger agreement are true and correct in all material respects as of the date of such closing, (2) that APF has acquired the CNL Restaurant Businesses and (3) that the Income Fund's estimated environmental liabilities be 10% or less of the value of the APF Share consideration proposed to be paid to such Income Fund by APF based on the exchange value of $20.00 per APF Share.

   Representations and Warranties. Each Income Fund and its general partners have represented and warranted in its Merger Agreement that, to their respective knowledge, it has good and valid title to its respective restaurant properties and will covenant to transfer such title to the Operating Partnership at the time of its acquisition. Each Income Fund made various other representations and warranties, including representations and warranties that
(1) it has caused and will cause all tenants of its restaurant properties to maintain public liability and casualty insurance, (2) that the leases at its restaurant properties are in full force and effect, (3) that there are no condemnation proceedings against its restaurant properties, and (4) that it has not received notice of any material uncured violation of any applicable governmental regulation or ordinance. Each Income Fund has made representations and warranties as to (1) the amount of its outstanding indebtedness, (2) its financial condition and liabilities, (3) the existence of material contracts relating to its restaurant properties, and (4) the existence of pending or, to the Income Fund's knowledge, threatened litigation affecting that Income Fund. In addition, each Income Fund has represented and warranted that, to its knowledge, (1) it and/or its tenants have the necessary permits for the ownership and operation of its restaurant properties, (2) there is no claim for a material delinquent tax obligation, (3) there are no material environmental violations or liabilities with respect to its restaurant properties, (4) there are no pending or, to their knowledge, threatened material proceedings alleging environmental violations or liability with respect to its restaurant properties, (5) the improvements on its restaurant properties are in good condition in all material respects, and (6) there is no pending proceeding to levy special assessments against its restaurant properties. The representations and warranties in the Merger Agreements will survive for 18 months following each closing. APF is not entitled to assert claims against any Income Fund or its restaurant properties for a breach of any representations and warranties made by that Income Fund unless and until the estimated damages from such claims exceed 1% of the value, based on the exchange value of $20.00 per APF Share, of the APF Shares paid to the Limited Partners of that Income Fund.

   Expenses. APF will bear the transaction costs it incurs in connection with the Income Fund acquisitions. The Income Funds that are acquired by APF will bear their transaction costs in the form of a reduction in the number of APF Shares they receive as consideration. The transaction costs incurred by the Income Funds that are not acquired by APF will be borne by those Income Funds and their general partners.

Tax Consequences to APF of the Income Fund Acquisitions

   APF will not recognize a gain or loss as a result of the Income Fund acquisitions. APF will have a holding period in the restaurant properties that it acquires from the Income Funds beginning on the date of the closing of the Income Fund acquisitions. The basis of the restaurant properties owned by the Income Funds that are acquired by APF will equal the fair market value of the APF Shares plus the issue price of the notes issued in the Income Fund acquisitions, plus the amount of any liabilities of the Income Funds assumed by APF.

   The aggregate basis of APF's assets will be allocated among such assets in accordance with their relative fair market values as described in section 1060A of the Internal Revenue Code of 1986, as amended. As a result, APF's basis in each acquired restaurant property may differ from the Income Fund's basis therein, and the restaurant properties may be subject to different depreciable periods and methods as a result of the Income Fund acquisitions. These factors could result in an overall change, following the Income Fund acquisitions, in the depreciation deductions attributable to the restaurant properties acquired from the Income Funds following the Income Fund acquisitions.

Accounting Treatment

   The acquisition of the Income Funds will all be accounted for as purchases under generally accepted accounting principles.

Regulatory Approvals

   No federal or state regulatory requirements must be completed with or approvals must be obtained in connection with the acquisition of the Income Funds.

Listing of Shares; Public Offering

   APF intends to provide liquidity and a trading market for the APF Shares by listing the APF Shares for trading on the NYSE. APF will seek to have the shares begin trading on the NYSE prior to the consummation of the Income Fund acquisitions. In an effort to obtain a greater following by the investment banking analyst community, following the listing of the APF Shares on the NYSE and the Income Fund acquisitions, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

Acquisition of the Advisor and CNL Restaurant Financial Services Group

   Advisor. On September 1, 1999, APF became internally advised and gained complete acquisition, development and in-house asset management functions by acquiring the Advisor. Because APF had no employees since its inception, the Advisor provided these functions on behalf of APF and it was responsible for the day-to-day operations of APF, including raising capital, investment analysis, acquisitions, due diligence, asset management and accounting services. In June 1998, the Advisor acquired CNL Restaurant Development, Inc. As a result of that acquisition, APF is able to offer site selection and construction management and build-to-suit development services that had previously been performed by CNL Restaurant Development, Inc.

   The Advisor was a majority owned subsidiary of CNL Group, Inc., a diversified real estate company wholly owned by James M. Seneff, Jr. and his wife. Mr. Seneff serves as Chairman of the Board of Directors of CNL Group, Inc., APF and other CNL affiliates. The Advisor developed extensive experience and long-term relationships throughout the restaurant industry, including but not limited to the relationships the Advisor developed with the restaurant chains with which APF has relationships. APF believes that the Advisor's experience and relationships benefit APF in selecting, acquiring and managing its properties, thereby providing APF with a competitive advantage in the management and operation of its real estate assets and in the identification of attractive investments.

   Prior to its acquisition by APF, the Advisor was entitled to various fees for providing services to APF. For the years ended December 31, 1998, 1997 and 1996, the Advisor fees amounted to $24,172,688, $13,601,242 and $6,155,180, respectively. Upon the acquisition of the Advisor, the operations of the Advisor became part of the business of APF and, accordingly, APF ceased to pay such fees and other fees that APF paid to affiliates of the Advisor. APF believes that, as a result, it will experience long-term cost savings by acquiring the Advisor.

   The Advisor paid all of its own expenses prior to its acquisition by APF, including salaries, wages, payroll taxes, costs of employee benefit plans and charges for incidental help, incurred in connection with acquisition activities under the advisory agreement between APF and the Advisor. The Advisor also paid its own accounting fees and related expenses, legal fees, insurance, rent, telephone, utilities and certain travel expenses of its officers and employees. As a result of the acquisition, all of these expenses will be borne directly by APF.

   CNL Restaurant Financial Services Group. Although APF had the ability to make mortgage loans subject to certain restrictions under its Existing Articles, which restrictions are proposed to be eliminated under the Restated Articles as described in the proxy statement, the acquisition of the CNL Restaurant Financial Services Group permits APF to expand its financing capabilities to include securitization transactions, as described below. APF also acquired the CNL Restaurant Financial Services Group's existing mortgage loan portfolio, including the servicing rights related to the portfolio, and assumed the warehouse lines of credit used previously by them in providing such financial services. As of September 30, 1999, APF, through its acquisition of the CNL Restaurant Financial Services Group had made $700 million in mortgage loans on 744 restaurant properties in 45 states and had securitized approximately $572 million of the $700 million of originated mortgage loans. Also as of that date, APF had signed commitments for an additional $224 million in mortgage loans.

   Pursuant to its acquisition of the CNL Restaurant Financial Services Group, APF is now able to "securitize" mortgage loans. A mortgage loan securitization involves combining a group of mortgage loans into a pool, creating securities that are backed by the combined pool and then issuing those securities to investors. APF makes loans and securitizes them by selling them to a special purpose entity which issues certificates representing beneficial interests in the pool of mortgage loans. APF receives from a securitization: (1) the proceeds, less a placement fee and other offering expenses, from the sale of the certificates, (2) income in the form of the "spread" between the interest that is earned on the securitized mortgage loans, less transaction fees and expenses and any portfolio losses, and the interest earned on the certificates sold to third parties, and (3) fees for servicing mortgage loans that have been securitized. APF usually will retain a subordinated interest in the mortgage loans, which because it is subordinated, generally will bear interest at a higher rate than the mortgage loans as a whole. Further, by eliminating the securitized mortgage loans from its balance sheet, the securitization transactions reduce APF's equity requirements.

   Escrowed APF Shares. In connection with these acquisitions APF paid 3,800,000 APF Shares to acquire the Advisor and 2,350,000 APF Shares to acquire the CNL Restaurant Financial Services Group. Of the 6.15 million APF Shares issued, 1.0 million APF Shares were placed in escrow. The APF Shares held in escrow will be released to the former stockholders of the CNL Restaurant Businesses based on the value of restaurant properties acquired, mortgage loans made and development projects completed by APF during the "escrow term." The "escrow term" begins on the date the CNL Restaurant Businesses were acquired and ends a date that is 18 months after the APF Shares are listed on the NYSE. If APF fails, during the escrow term, to acquire restaurant properties, make mortgage loans and complete development projects of at least $750 million in the aggregate, all APF Shares remaining in the escrow at the end of the escrow term will be returned to APF, and the former stockholders of the CNL Restaurant Businesses will no longer have any rights to such APF Shares. APF's Board may, in its reasonable discretion, extend the escrow term for an additional six months following the escrow term if it reasonably believes that it is in APF's best interests to do so. As of September 30, 1999, approximately 33,000 APF Shares were released from escrow.

                  RISK FACTORS AND BENEFITS TO THE PRINCIPALS

   There are material risks involved in the acquisition of the CNL Restaurant Businesses and the Income Funds, including those described below. In addition to the other information included in this information memorandum, you should carefully review the following risk factors.

   This information memorandum also contains forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. Although APF believes that its expectations reflected in such forward-looking statements are based on reasonable assumptions, such expectations may not prove to be correct. Important factors could cause such actual results to differ materially from the expectations reflected in these forward-looking statements including those set forth below, as well as general economic, business and market conditions, changes in federal and local laws and regulations, costs or difficulties relating to the acquisitions and related transactions and increased competitive pressures.

Risks Relating to and Resulting from the Acquisitions

The price per APF Share was determined by APF, and the trading price of the APF Shares may decrease substantially below such price value upon listing.

   There has been no prior market for the APF Shares, and it is possible that the APF Shares may trade at prices substantially below the exchange value of $20.00 per APF Share or the historical per share book value of the assets of APF. In addition, the existing APF stockholders have not had an active trading market in which they could sell their APF Shares and any Limited Partners of the Income Funds who become APF stockholders as a result of the Income Fund acquisitions will have transformed their investment in non-tradable units of limited partnership interest into an investment in freely tradable APF Shares. Consequently, some of these stockholders may choose to sell their APF Shares upon listing on the NYSE at a time when demand for APF Shares may be relatively low. The market price of the APF Shares may be volatile after the acquisitions described herein and the APF Shares could trade at amounts substantially less than the exchange value as a result of increased selling activity following issuance of the APF Shares, the interest level of investors in purchasing the APF Shares after such acquisitions and the amount of distributions to be paid by APF.

APF may not be able to successfully integrate the Advisor into its business.

   Upon completion of APF's acquisition of the Advisor, APF became responsible for the first time for its own day-to-day operations, including raising capital, analyzing investments, making acquisitions, completing due diligence, managing assets and accounting services. In addition, APF acquired the Advisor's restaurant development capabilities and therefore bears the risks associated with real estate development. There can be no assurance that APF will be able to integrate the advisory and real estate development functions into its business successfully. APF's overhead, on a consolidated basis, increased as a result of being self-administered and of expanding its operations to include development services. If APF's existing or prospective tenants decide to limit their expansion plans or elect not to use APF's development services, APF may not be able to generate sufficient additional revenues to offset the additional expenses of performing functions formerly performed by the Advisor.

If APF's borrowers default on mortgage loans, APF's income could be adversely affected.

   In its acquisition of the CNL Restaurant Businesses, APF acquired the CNL Restaurant Financial Services Group. Prior to its acquisition, this group made mortgage loans to operators of national and regional restaurant chains comparable to those who are currently tenants of APF.

   APF is subject to risks inherent in the business of lending, such as the risk of default by or bankruptcy of the borrower. Upon a default by a borrower, APF may not be able to sell the property securing a mortgage loan at a price that would enable it to recover the balance of a defaulted mortgage loan. In addition, the mortgage loans could be subject to regulation by federal, state and local authorities which could interfere with APF's administration of the mortgage loans and any collections upon a borrower's default. APF is also subject to interest rate risk that is associated with the business of making mortgage loans. Since APF's primary source of financing its mortgage loans is through variable rate loans, any increase in interest rates also increases APF's borrowing costs. In addition, any interest rate increases after a loan's origination could also adversely affect the value of the loans when securitized.

APF may not be able to access the securitization markets.

   The CNL Restaurant Financial Services Group previously "securitized" one portfolio of mortgage loans by contributing them to a trust that subsequently issued trust certificates representing beneficial ownership interests in the pool of mortgage loans. The CNL Restaurant Financial Services Group ultimately received the net proceeds paid to the trust from the sale of the trust certificates. Upon the acquisition of the CNL Restaurant Financial Services Group on September 1, 1999, APF acquired these lending and securitization operations. APF may not be able to integrate successfully the lending and securitization operations into its business.

   APF has also previously "securitized" one portfolio of mortgage loans in the same manner as the CNL Restaurant Financial Services Group. However, APF's ability to further access the securitization markets for the mortgage loans on favorable terms could be adversely affected by a variety of factors, including adverse market conditions, interest rate fluctuations and adverse performance of its loan portfolio or servicing responsibilities. If APF is unable to further access the securitization market, it would have to retain as assets those mortgage loans it would otherwise securitize, thereby remaining exposed to the related credit and repayment risks on such mortgage loans. Under such circumstances, APF would also have to seek a different source for funding its operations than securitizations.

APF's gains on any completed securitizations may be overstated if prepayments or defaults are greater than anticipated.

   APF is required to report gains on sales of mortgage loans in any securitization based in part on the estimated fair value of the mortgage-related securities retained by APF. In a securitization, APF would expect to retain a residual-interest security and retain an interest-only strip security. The fair value of the residual-interest and interest-only strip security would be the present value of the estimated net cash flows to be received after considering the effects of prepayments and credit losses. The capitalized mortgage servicing rights and mortgage-related securities would be valued using prepayment, default and interest rate assumptions that APF believes are reasonable. The amount of revenue recognized upon the sale of loans or loan participations will vary depending on the assumptions utilized.

The retained subordinated interests that APF holds in securitizations may not be recoverable.

   APF also owns fully subordinated interests in the loans it securitizes. Accordingly, the subordinated interests carry a greater risk than more senior securities as they relate to the nonpayment of the loans. At September 30, 1999, APF had approximately $52.8 million invested in such subordinated interests, which represented approximately 5% of APF's total assets. A portion of these subordinated interests is adjusted to market value each calendar quarter with material changes in value impacting APF's financial statements. Although no material changes have occurred to date, APF may, in the future, recognize material changes which would result in a reduction in their value on APF's financial statements. Such reductions could negatively impact APF's net income and total assets in the future.

APF would be required to pay termination fees in its interest rate swap contracts if it terminates such contracts early.

   APF and the CNL Restaurant Financial Services Group, prior to its acquisition by APF, invested, and APF will continue to invest, in derivative financial securities and instruments for the sole purpose of providing protection against fluctuations in interest rates related to its borrowings. At September 30, 1999, APF had outstanding interest rate swap contracts relating to its variable rate debt with a principal amount of $115.5 million. Based on prevailing interest rates, APF would have had a liability of approximately $237,000 if it had terminated the swap contracts at September 30, 1999. APF may terminate these agreements upon securitization of certain of its fixed-rate mortgage loans, at which time both the gain or loss on the securitization and the gain or loss on the hedge will be measured and recognized.

   APF is subject to several risks associated with its derivative transactions, including credit risk, legal enforceability risk and basis risks. APF will be exposed to credit loss in the event of nonperformance by the counterparties to the interest rate swap contracts. In order to minimize legal enforceability risk, APF will, prior to any derivative transaction, enter into with its counterparties a written "master hedging agreement," as set forth by the International Swap Dealers Association, which sets forth the terms by which each counterparty is bound. Additionally, each derivative transaction is evidenced by a written trade confirmation. Basis risk exists if the factors affecting the value of the loans upon securitization differ materially from those affecting the value of the hedges at the time the hedges are terminated. APF believes that such a risk is substantially mitigated by entering into amortizing interest rate swaps which are valued based upon the yield curve through the maturity of the swap.

Parties related to APF will receive benefits from the acquisition and will have conflicts of interest in the acquisitions.

   There are conflicts of interest inherent in the structure of the acquisitions. James M. Seneff, Jr. and Robert A. Bourne, who serve as the Chairman of the Board and as the Vice Chairman of the Board of APF, respectively, had financial interests in the CNL Restaurant Businesses and currently have financial interests in the Income Funds that may cause their interests to diverge from those of independent APF stockholders. For a detailed description of these financial interests, see "-- Benefits to the Principals Resulting from the Acquisitions," below.

   In an effort to reduce conflicts of interest, as part of the CNL Restaurant Businesses acquisitions, Mr. Seneff and some of his affiliates, Mr. Bourne and certain executive officers of the Advisor agreed that, for a period of three years following the consummation of such acquisitions, they will not engage in any restaurant property or financing services competitive with the services that APF is able to provide as a result of such acquisitions.

Compliance with various environmental laws could be costly to APF.

   Various federal, state and local laws subject property owners or operators to liability for the costs of removal or remediation of hazardous substances on a property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release of hazardous substances. The presence of, or the failure to properly remediate hazardous substances may adversely affect the ability of tenants to operate restaurant chains and may hinder APF's ability to borrow against contaminated restaurant properties acquired pursuant to the consummation of the proposed acquisitions. Also, the presence of hazardous wastes on such a property could result in personal injury or similar claims by private plaintiffs. APF cannot be sure that future laws or regulations will not impose an unanticipated material environmental liability on any of the acquired restaurant properties or that the tenants of such restaurant properties will not affect the environmental condition of the restaurant properties.

   The costs of complying with these environmental laws for the restaurant properties to be acquired from the Income Funds may adversely affect APF's operating costs and the value of the restaurant properties. In order to comply with the various environmental laws, APF has obtained satisfactory Phase I environmental site assessments or has environmental insurance in place for all of the restaurant properties owned by APF, and APF intends to do the same for all restaurant properties that it purchases in and following the acquisition of the Income Funds.

Existing stockholders will be diluted by any subsequent public offering.

   Following consummation of the Income Fund acquisitions, APF intends to engage in an underwritten public offering of APF Shares, if market conditions permit. This future sale of APF Shares could adversely affect the market price of the APF Shares. Based on the number of APF Shares outstanding as of the record date and assuming APF had acquired all of the Income Funds as of that date, APF would have had 70,531,062 APF Shares outstanding. This amount already accounts for estimated expenses to be paid by the Income Funds in the Income Fund acquisitions in the form of a reduction in the number of APF Shares paid to each Income Fund. Of such outstanding shares, 63,381,062 will be freely tradeable in the open market, including the APF Shares obtained through APF's three public offerings and APF Shares to be issued in connection with the acquisition of the Income Funds.

APF's failure to qualify as a REIT for tax purposes would result in APF's taxation as a corporation and the reduction of funds available for stockholder distribution.

   APF's management believes that it operates in a manner that enables APF to meet the requirements for qualification as a REIT for federal income tax purposes and will continue to operate in this manner. A REIT generally is not subject to federal taxes at the corporate level on income it distributes to its stockholders, as long as it distributes at least 95% of its income to its stockholders annually. In addition, a REIT must meet certain asset tests at the end of each calendar quarter. APF has not requested, and does not plan to request a ruling from the Internal Revenue Service, or IRS, that it qualifies as a REIT. It has received an opinion, however, from its tax counsel, Shaw Pittman, that it has met the requirements for qualification as a REIT for its taxable years ended through 1998 and that it is in a position to continue such qualification. Shaw Pittman's opinion is based upon representations made by APF regarding relevant factual matters, existing provisions of the Internal Revenue Code of 1986, as amended, applicable regulations issued under the Code and reported administrative and judicial interpretations of the Code and regulations, upon Shaw Pittman's review of relevant documents and upon the assumption that APF will operate in the manner described in this Information Memorandum.

   You should be aware, however, that opinions of counsel are not binding on the IRS or on any court. Furthermore, the conclusions stated in the opinions are conditioned on, and APF's continued qualification as a REIT will depend on, APF's management meeting various requirements.

   If APF fails to qualify as a REIT, it would be subject to federal income tax at regular corporate rates. In addition to these taxes, APF may be subject to the federal alternative minimum tax and various state income taxes. Unless APF is entitled to relief under specific statutory provisions, it could not elect to be taxed as a REIT for four taxable years following the year during which it was disqualified. Therefore, if APF loses its REIT status, the funds available for distribution to APF stockholders would be reduced substantially for each of the years involved.

Limited Partners have filed two lawsuits against the general partners and APF in connection with the Income Fund acquisitions

   Over the last several years, business reorganizations involving the combination of several partnerships into a single entity occasionally have given rise to investor lawsuits. These lawsuits have involved claims against the general partners of the partnerships themselves and related persons involved in the structuring of, or benefiting from, the conversion or reorganization, as well as claims against the surviving entity and its directors and officers. For example, eight Limited Partners, who collectively hold units in 14 of the 16 Income Funds, have filed two purported class action lawsuits against the general partners, APF, the CNL Restaurant Businesses and CNL Group, Inc. alleging, among other things, breaches of the general partners' fiduciary duties in connection with the Income Fund acquisitions and that APF aided and abetted the general partners in breaching the general partners' fiduciary duty. Currently, the plaintiffs hold units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd., and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. On September 23, 1999, the judge assigned to the two cases entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999, and the various defendants, including APF, have 45 days to respond to that consolidated complaint. In the consolidated lawsuit, the plaintiffs claim to represent the Limited Partners in all of the 16 Income Funds. The plaintiffs claim to represent the Limited Partners in all 16 Income Funds in the class action lawsuit set forth in their consolidated complaint. In the consolidated lawsuit the plaintiffs are requesting equitable relief that would enjoin the proposed transaction and are seeking unspecified damages. If the judge does not permit the class action to proceed, the plaintiffs may proceed with a derivative lawsuit against the general partners and APF for those Income Funds in which that plaintiff actually owns units. The lawsuit could delay the closing of the acquisition or result in substantial damage claims against the general partners, APF and the Operating Partnership. Each Income Fund is obligated to indemnify the general partners for claims against the general partners arising from the general partners' role as general partners unless the general partners are guilty of negligence, fraud, misconduct or breach of fiduciary duty. Because the Operating Partnership will be acquiring the Income Funds through the Income Funds acquisitions, APF and the Operating Partnership indirectly will be subject to the indemnification obligations of the Income Funds to the general partners and any obligations of the Income Funds to pay damages to the extent not covered by any available insurance.

Benefits to the Principals Resulting from the Acquisitions

   The executive officers of APF, and Mr. Seneff and Mr. Bourne, who serve as the Chairman and Vice Chairman of the Board of Directors of APF, respectively, have financial interests in the proposed acquisitions that may cause their interests to diverge from those of independent APF stockholders. Because of their interests in the CNL Restaurant Businesses and the Income Funds, Messrs. Seneff and Bourne were excluded from the Special Committee that reviewed the strategic alternatives and determined that such acquisitions were in the best interests of APF stockholders.

   As the sole stockholders of CNL Group Inc., the majority stockholder of the Advisor, Mr. Seneff and his wife indirectly received, subject to the escrow described above, 2,452,520 of the 3,800,000 APF Shares paid for the acquisition of the Advisor. Mr. Seneff, either individually or indirectly as a stockholder of CNL Group,

Inc., received, subject to the same escrow, an additional 1,259,151 APF Shares of the 2,350,000 APF Shares paid for the acquisition of the CNL Restaurant Financial Services Group. In addition, Mr. Bourne received, subject to the same escrow, 608,000 and 380,108 APF Shares paid by APF as consideration for his interests in the Advisor and the CNL Restaurant Financial Services Group, respectively. The benefits that may be realized by Messrs. Seneff and Bourne as a result of the CNL Restaurant Businesses acquisitions likely exceed the benefits that they would derive from the Advisor and the CNL Restaurant Financial Services Group if such acquisitions did not occur.

   As general partners of the Income Funds, Messrs. Seneff and Bourne will receive an aggregate of up to 140,682 APF Shares in exchange for their general partner interests if all of the Income Funds are acquired. In addition, in their capacity as general partners, Messrs. Seneff and Bourne are liable for the repayment of the Income Funds' obligations and debts, which will be assumed by APF if the Income Funds are acquired. As directors of APF, however, Messrs. Seneff and Bourne will instead have limited liability to APF, its stockholders or third parties.

   Following the acquisitions, Mr. Seneff will continue to serve as the Chairman of the Board of APF and Mr. Bourne will continue to serve as Vice Chairman. As APF directors, they will be entitled to receive performance-based incentives, including stock options, under APF's 1999 Performance Incentive Plan or any option, incentive compensation or other similar plan approved by the stockholders.

                         SUMMARY FINANCIAL INFORMATION

   The following tables set forth certain financial information for APF, the Income Funds, the Advisor, CNL Financial Services and CNL Financial Corporation on a historical basis as shown on pages A-15 through A-20 and for APF, the CNL Restaurant Businesses and the Income Funds on a pro forma basis as shown on pages A-21 through A-30, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF APF AND SUBSIDIARIES," and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS OF THE INCOME FUNDS" contained elsewhere in this information memorandum and the financial statements attached as Exhibit F to the proxy statement.

   The following unaudited pro forma information with respect to APF gives effect to the acquisition of restaurant properties in the ordinary course of its business, the acquisition of the Advisor and the CNL Restaurant Financial Services Group, and the acquisition of all 16 of the Income Funds and is based on the estimates and assumptions set forth in the notes following each of the tables. The Pro Forma Combined Financial Data presented here has been prepared from the historical consolidated statements of earnings of APF, the CNL Restaurant Businesses and all 16 of the Income Funds giving effect to the acquisition of the CNL Restaurant Businesses and the Income Funds as if the respective transactions had occurred as of January 1, 1998 and combines information from the historical consolidated balance sheets as if the Income Fund acquisitions had occurred as of September 30, 1999. The pro forma balance sheet information and the pro forma statements of earnings information in the following tables assume that no Limited Partner elected to receive notes in the Income Fund acquisitions. APF used this assumption to show the maximum number of APF Shares that would need to be issued and outstanding for each pro forma period presented.

   This information is provided for illustrative purposes only. It does not necessarily reflect what the results of operations or financial position of APF would have been if the acquisitions had actually occurred on the dates indicated. This information also does indicate what APF's future operating results or consolidated financial position will be. The information does not reflect certain additional costs associated with the acquisition of the Income Funds which APF cannot presently estimate.

  SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA OF APF AND SUBSIDIARIES


                                            Nine Months ended
                                              September 30,
                                       ----------------------------
                                            1999           1998
                                       --------------  ------------
                                               (unaudited)
Operating Data:
Revenues:
 Rental and earned income..            $   44,020,989  $ 22,947,199
 Interest and other
  income...................                 8,060,259     6,117,911
                                       --------------  ------------
 Total revenues............                52,081,248    29,065,110
                                       --------------  ------------
Expenses:
 General and
  administrative...........                 4,105,618     1,539,004
 Interest expense..........                 3,584,675           --
 Management and advisory
  fees.....................                 2,478,534     1,248,393
 State and other taxes.....                   558,216       397,569
 Depreciation and
  amortization.............                 6,267,098     2,693,020
 Transaction costs.........                 1,103,951           --
 Advisor acquisition
  expense..................                76,384,337           --
                                       --------------  ------------
 Total expenses............                94,482,429     5,877,986
                                       --------------  ------------
Earnings (Losses) before
 Equity in Earnings of
 Joint Ventures/Minority
 Interests, Loss on Sale of
 Properties and Provision
 for Losses on Land and
 Buildings.................               (42,401,181)   23,187,124
Equity in earnings of Joint
 Ventures/Minority
 Interests.................                    47,279       (23,271)
Loss on Sales of
 Properties................                  (570,806)          --
Provision for Losses on
 Land and Buildings........                  (403,618)          --
                                       --------------  ------------
Net earnings (losses)......            $  (43,328,326) $ 23,163,853
                                       ==============  ============
Other Data:*
Weighted average number of
 shares of common stock
 outstanding during
 period (1)................                38,023,623    23,816,954
Total properties owned at
 end of period.............                       614           357
Earnings (loss) per share..            $        (1.14) $       0.97
Cash distributions declared
 per share of common
 stock (2).................            $         1.14  $       1.14
Ratio of earnings to fixed
 charges...................                        (3)       108.25x
                                                                                               May 2, 1994
                                                                                                (Date of
                                                                                                Inception)
                                                    Year ended December 31,                      through
                                       ------------------------------------------------------ December  31,
                                           1998          1997          1996         1995          1994
                                       ------------- ------------- ------------- ------------ -------------
Operating Data:
Revenues:
 Rental and earned income..            $ 33,129,661  $ 15,490,615  $  4,357,298  $   539,776    $    --
 Interest and other
  income...................               9,057,376     3,967,318     1,849,386      119,355         --
                                       ------------- ------------- ------------- ------------ -------------
 Total revenues............              42,187,037    19,457,933     6,206,684      659,131         --
                                       ------------- ------------- ------------- ------------ -------------
Expenses:
 General and
  administrative...........               2,798,481     1,010,725       601,540      142,878         --
 Interest expense..........                     --            --            --           --          --
 Management and advisory
  fees.....................               1,851,004       804,879       251,200       23,078         --
 State and other taxes.....                 548,320       251,358        56,184       20,189         --
 Depreciation and
  amortization.............               4,054,098     1,795,062       521,871      104,131         --
 Transaction costs.........                 157,054           --            --           --          --
 Advisor acquisition
  expense..................                     --            --            --           --          --
                                       ------------- ------------- ------------- ------------ -------------
 Total expenses............               9,408,957     3,862,024     1,430,795      290,276         --
                                       ------------- ------------- ------------- ------------ -------------
Earnings (Losses) before
 Equity in Earnings of
 Joint Ventures/Minority
 Interests, Loss on Sale of
 Properties and Provision
 for Losses on Land and
 Buildings.................              32,778,080    15,595,909     4,775,889      368,855         --
Equity in earnings of Joint
 Ventures/Minority
 Interests.................                 (14,138)      (31,453)      (29,927)         (76)        --
Loss on Sales of
 Properties................                     --            --            --           --          --
Provision for Losses on
 Land and Buildings........                (611,534)          --            --           --          --
                                       ------------- ------------- ------------- ------------ -------------
Net earnings (losses)......            $ 32,152,408  $ 15,564,456  $  4,745,962  $   368,779    $    --
                                       ============= ============= ============= ============ =============
Other Data:*
Weighted average number of
 shares of common stock
 outstanding during
 period (1)................              26,648,219    11,711,934     4,035,835      949,175         --
Total properties owned at
 end of period.............                     409           244            94           18         --
Earnings (loss) per share..            $       1.21  $       1.33  $       1.18  $      0.39    $    --
Cash distributions declared
 per share of common
 stock (2).................            $       1.52  $       1.49  $       1.41  $      0.62    $    --
Ratio of earnings to fixed
 charges...................                   79.97x        28.61x        37.40x         --          --

                                              September 30,
                                       ----------------------------
                                            1999           1998
                                       --------------  ------------
                                               (unaudited)
Balance Sheet Data:
Real estate assets, net....            $  743,873,578  $407,663,180
Mortgages/notes
 receivable................            $  122,299,192  $ 33,523,506
Accounts receivable, net...            $    2,190,984  $    575,104
Investment in joint
 ventures..................            $    1,078,832  $    631,374
Total assets...............            $1,024,851,814  $566,383,967
Total liabilities/minority interest..  $  328,118,721  $ 14,478,585
Total stockholders'
 equity....................            $  696,733,093  $551,905,382
                                                                 December 31,
                                       --------------------------------------------------------------------
                                           1998          1997          1996         1995          1994
                                       ------------- ------------- ------------- ------------ -------------
Balance Sheet Data:
Real estate assets, net....            $475,774,971  $245,403,313  $ 72,440,181  $21,097,608    $    --
Mortgages/notes
 receivable................            $ 39,009,073  $ 31,170,054  $ 13,389,607  $       --     $    --
Accounts receivable, net...            $    526,650  $    635,796  $    142,389  $   113,613    $    --
Investment in joint
 ventures..................            $    988,078  $        --   $        --   $       --     $    --
Total assets...............            $680,352,013  $339,077,762  $134,825,048  $33,603,084    $929,585
Total liabilities/minority interest..  $ 19,541,727  $ 17,439,661  $ 11,957,621  $ 1,622,436    $729,585
Total stockholders'
 equity....................            $660,810,286  $321,638,101  $122,867,427  $31,980,648    $200,000

--------

* Share data and per share data reflects a one-for-two reverse stock split effective as of June 3, 1999.

(1) The weighted average number of APF Shares outstanding is based upon the period APF was operational.

(2) Approximately 100%, 12%, 18%, 8%, 13% and 42% of cash distributions ($1.14, $0.14, $0.28, $0.11, $0.18 and $0.26 per APF Share) for the nine months ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997, 1996 and 1995, respectively, represent a return of capital in accordance with generally accepted accounting principles, or GAAP. Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net earnings, including deductions for depreciation expense and the Advisor acquisition expense, on a GAAP basis. For the period May 2, 1994 (date of inception) through December 31, 1994, APF did not make any cash distributions because operations had not commenced.

(3) As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1. In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

      SUMMARY HISTORICAL COMBINED FINANCIAL DATA OF THE INCOME FUNDS

                             Nine Months ended
                               September 30,                          Year ended December 31,
                          ------------------------  ---------------------------------------------------------------
                             1999         1998         1998         1997         1996         1995         1994
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                (unaudited)
Operating Data
Revenues:
 Rental and earned
  income................  $32,292,174  $31,548,284  $43,462,064  $47,406,656  $49,763,331  $48,448,434  $43,036,875
 Interest and other
  income................    1,089,242    1,377,137    1,767,773    1,582,186    1,323,870    1,195,322      979,569
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Total revenues.........  $33,381,416  $32,925,421  $45,229,837  $48,988,842  $51,087,201  $49,643,756  $44,016,444
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
 General and
  administrative........    2,333,226    2,759,762    3,261,776    3,397,568    3,090,649    3,052,687    2,184,551
 Management and advisory
  fees..................      169,025      169,268      226,177      226,547      226,329      210,908      150,622
 State and other taxes..      294,589      228,052      227,933      227,155      187,257      211,391      136,608
 Depreciation and
  amortization..........    4,160,418    4,105,596    5,572,005    5,536,688    5,676,547    5,554,593    5,013,540
 Transaction costs......    2,601,111          --       315,081          --           --           --           --
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Total expenses.........    9,558,369    7,262,678    9,602,972    9,387,958    9,180,782    9,029,579    7,485,321
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income Before Equity in
 Earnings of Joint
 Ventures/Minority
 Interest, Gain on Sale
 of Properties, Other
 Revenues (Expenses) and
 Provision for Loss on
 Land and Buildings.....   23,823,047   25,662,743   35,626,865   39,600,884   41,906,419   40,614,177   36,531,123
Equity in Earnings of
 Joint Ventures/Minority
 Interest...............    3,822,972    2,449,359    3,569,877    3,619,807    2,964,176    2,566,728    1,898,156
Gain on Sale of
 Properties.............    1,845,921    2,239,278    2,519,894    4,224,500      524,722       10,822      761,669
Other Revenues
 (Expenses).............          --       (45,150)     (45,150)     214,000          --           --       161,850
Provision for Loss on
 Land and Buildings.....     (610,448)    (577,405)  (2,834,338)    (665,574)    (316,548)    (207,844)         --
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net earnings............  $28,881,492  $29,728,825  $38,837,148  $46,993,617  $45,078,769  $42,983,883  $39,352,798
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Other data:
Total properties owned
 at end of period.......          562          577          573          588          603          603          588
Total cash distributions
 declared (1)...........  $34,888,512  $41,305,857  $53,610,357  $48,894,454  $48,535,704  $46,827,898  $42,546,602
Total cash distributions
 declared per $10,000
 invested...............  $       634  $       751  $       975  $       889  $       882  $       859  $       810

                               September 30,                                 December 31,
                         ------------------------- ----------------------------------------------------------------
                             1999         1998         1998         1997         1996         1995         1994
                         ------------ ------------ ------------ ------------ ------------ ------------ ------------
                                (unaudited)
Balance sheet data:
Real estate assets,
 net.................... $353,140,739 $370,318,168 $366,370,743 $387,768,898 $404,109,694 $415,745,756 $402,191,678
Mortgages/notes
 receivable............. $  3,408,303 $  4,836,808 $  4,807,714 $  5,586,571 $  4,894,615 $  2,627,418 $        --
Accounts receivable,
 net.................... $    366,971 $    291,849 $  1,302,323 $  1,268,508 $  1,639,685 $  1,477,605 $  1,707,164
Investment in/due from
 joint ventures......... $ 50,924,716 $ 48,815,073 $ 49,106,438 $ 41,608,848 $ 32,693,871 $ 29,432,410 $ 27,735,605
Total assets............ $458,280,869 $464,647,020 $462,217,940 $477,792,517 $478,724,970 $481,643,284 $465,754,289
Total
 liabilities/minority
 interest............... $ 18,020,163 $ 15,183,113 $ 15,950,214 $ 15,921,571 $ 16,183,187 $ 15,826,566 $ 18,298,166
Total equity............ $440,260,706 $449,463,907 $446,267,726 $461,870,946 $462,541,783 $465,816,718 $447,456,123

--------

(1) Cash distributions for the year ended December 31, 1997 include additional amounts earned in 1997, but declared payable in the first quarter of 1998. Cash distributions for the years ended December 31, 1998 and 1994 include special distributions of net sales proceeds from the sale of properties.

             SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA OF

                  CNL FUND ADVISORS, INC. AND SUBSIDIARY

                          Six months   Six months    Six months
                             ended        ended        ended      Year ended            Year ended June 30,
                           June 30,     June 30,    December 31,   June 30,    ----------------------------------------
                            1999(1)       1998          1998         1998         1997        1996       1995     1994
                          -----------  -----------  ------------  -----------  ----------  ----------  ---------  -----
                              (unaudited)(2)                                                (unaudited)
Operating Data
Revenues:
 Fees...................  $ 9,454,036  $14,481,574  $14,408,750   $19,954,188  $6,015,055  $3,650,591  $ 549,067  $ --
 Interest and other
  income................       87,570       69,339       89,415       227,597     157,872      25,759        --      81
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
 Total revenues.........  $ 9,541,606  $14,550,913  $14,498,165   $20,181,785  $6,172,927  $3,676,350  $ 549,067  $  81
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
Expenses:
 General and
  administrative........    5,494,079    4,971,277    6,139,588     7,467,957   3,674,044   1,674,267    709,280     81
 Depreciation and
  amortization..........       77,166       47,766       81,028        81,024      58,110      14,780      2,006    --
 Interest expense.......       92,707       62,274       86,141       219,022      42,151           7        --     --
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
 Total expenses.........    5,663,952    5,081,317    6,306,757     7,768,003   3,774,305   1,689,054    711,286     81
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
Income (Loss) Before
 Benefit (Provision) for
 Federal Income Taxes ..    3,877,654    9,469,596    8,191,408    12,413,782   2,398,622   1,987,296   (162,219)   --
Benefit (Provision) for
 federal income taxes...   (1,595,036)  (3,721,866)  (3,235,606)   (4,903,444)   (947,458)   (808,065)    53,486    --
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
Net income (loss) before
 cumulative effect of a
 change in accounting
 for start-up costs.....    2,282,618    5,747,730    4,955,802     7,510,338   1,451,164   1,179,231   (108,733)   --
Cumulative effect of a
 change in accounting
 for start-up costs.....          --       (47,151)         --        (39,237)        --          --         --     --
                          -----------  -----------  -----------   -----------  ----------  ----------  ---------  -----
Net income (loss).......  $ 2,282,618  $ 5,700,579  $ 4,955,802   $ 7,471,101  $1,451,164  $1,179,231  $(108,733) $ --
                          ===========  ===========  ===========   ===========  ==========  ==========  =========  =====
Other data:
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 A......................        6,400        6,400        6,400         6,400       6,400       6,400      6,400  6,400
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 B......................        3,600           19        3,401             9         --          --         --     --
Total properties owned
 at end of period.......          n/a          n/a          n/a           n/a         n/a         n/a        n/a    n/a
Earnings (loss) per
 share--Class A Common
 Stock..................  $       321  $       802  $       697   $     1,167  $      227  $      184  $     (17) $ --
Earnings (loss) per
 share--Class B Common
 Stock..................  $        63  $       --   $       146   $       --   $      --   $      --   $     --   $ --
Total dividends
 declared--Class A
 Common Stock...........  $       --   $ 8,431,566  $ 2,126,525   $ 8,431,566  $      --   $      --   $     --   $ --
Total dividends
 declared--Class B
 Common Stock...........  $       --   $       --   $   119,808   $       --   $      --   $      --   $     --   $ --
Dividends declared per
 share--Class A Common
 Stock..................  $       --   $     1,317  $       332   $     1,317  $      --   $      --   $     --   $ --
Dividends declared per
 share--Class B Common
 Stock..................  $       --   $       --   $        35   $       --   $      --   $      --   $     --   $ --

                                                                                        June 30,
                          June 30,    June 30,  December 31,  June 30,  -----------------------------------------
                            1999        1998        1998        1998       1997       1996      1995       1994
                         ----------- ---------- ------------ ---------- ---------- ---------- ---------  --------
                         (unaudited)                                                  (unaudited)
Balance sheet data:
Mortgages/notes
 receivable............. $      --   $  340,000  $      --   $  340,000 $      --  $      --  $     --   $    --
Accounts receivable,
 net.................... $8,668,738  $6,031,010  $6,764,034  $6,031,010 $2,926,461 $  609,481 $ 375,418  $    --
Total assets............ $9,407,247  $7,026,586  $7,944,933  $7,026,586 $4,430,976 $1,030,637 $ 797,758  $201,267
Total liabilities....... $1,076,772  $3,708,198  $1,897,076  $3,708,198 $1,554,586 $  893,251 $ 903,491  $200,267
Total equity............ $8,330,475  $3,318,388  $6,047,857  $3,318,388 $2,876,390 $  137,386 $(105,733) $  1,000

-------

(1) Historically, the Advisor received acquisition fees based on 4.5% of the proceeds raised by APF in its three public offerings. APF's most recent offering was completed in December 1998. Following the investment of offering proceeds, the advisory agreement with the Advisor provided for acquisition fees to be paid based on 4.5% of the acquisition purchase price of a restaurant property.

(2) Effective September 1, 1999, CNL Fund Advisors, Inc. and subsidiary was acquired by APF.

     SUMMARY HISTORICAL FINANCIAL DATA OF CNL FINANCIAL SERVICES, INC.

                                                                                                    Inception
                                                                                                (October 9, 1995)
                           Six Months    Six Months                      Year Ended June 30,         through
                              Ended         Ended     Six Months Ended  ----------------------      June 30,
                          June 30, 1999 June 30, 1998 December 31, 1998    1998        1997           1996
                          ------------- ------------- ----------------- ----------  ----------  -----------------
                                (unaudited)(1)
Operating Data
Revenues:
 Fees...................   $2,963,154    $ 2,161,894     $3,004,975     $5,974,885  $1,804,357      $     --
 Interest and other
  income................      249,258        292,451        283,628        608,560      54,641            --
                           ----------    -----------     ----------     ----------  ----------      ---------
 Total revenues.........    3,212,412      2,454,345      3,288,603      6,583,445   1,858,998            --
                           ----------    -----------     ----------     ----------  ----------      ---------
Expenses:
 General and
  administrative........    3,130,576      3,959,163      4,010,503      6,158,571   1,033,555        188,859
 Depreciation and
  amortization..........       39,032         36,693            --             --          --             --
                           ----------    -----------     ----------     ----------  ----------      ---------
 Total expenses.........    3,169,608      3,995,856      4,010,503      6,158,571   1,033,555        188,859
                           ----------    -----------     ----------     ----------  ----------      ---------
 Income (Loss) Before
  Benefit (Provision)
  for Income Taxes......       42,804     (1,541,511)      (721,900)       424,874     825,443       (188,859)
 Benefit (Provision) for
  Federal Income Taxes..      (16,906)       658,914        285,150       (167,826)   (326,050)        76,793
                           ----------    -----------     ----------     ----------  ----------      ---------
Net Income (Loss).......   $   25,898    $  (882,597)    $ (436,750)    $  257,048  $  499,393      $(112,066)
                           ==========    ===========     ==========     ==========  ==========      =========
Other data:
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 A......................        2,000          2,000          2,000          1,953       1,800          1,343
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 B......................          724            --               2            --          --             --
Total properties owned
 at end of period.......          n/a            n/a            n/a            n/a         n/a            n/a
Earnings (loss) per
 share--Class A Common
 Stock..................   $       12    $      (441)    $     (196)    $      132  $      277      $     (83)
Earnings (loss) per
 share--Class B Common
 Stock..................   $        4    $       --      $  (21,838)    $      --   $      --       $     --

                                                                                                    Inception
                                                                                                (October 9, 1995)
                                                                              June 30,               through
                            June 30,      June 30,      December 31,    ----------------------      June 30,
                              1999          1998            1998           1998        1997           1996
                          ------------- ------------- ----------------- ----------  ----------  -----------------
                           (unaudited)
Balance sheet data:
Receivables, net........   $5,417,084     $6,836,000     $5,215,244     $6,836,000  $3,990,489       $ 17,405
Total assets............   $6,369,606     $7,144,393     $6,494,271     $7,144,393  $4,533,936       $432,604
Total liabilities.......   $  829,856     $1,266,191     $1,000,989     $1,266,191  $3,603,195       $  1,256
Total equity............   $5,539,750     $5,878,202     $5,493,282     $5,878,202  $  930,741       $431,348

--------

(1)Effective September 1, 1999, CNL Financial Services, Inc. was acquired by
   APF.

         SUMMARY HISTORICAL FINANCIAL DATA OF CNL FINANCIAL CORPORATION

                                                                                                          Inception
                           Six Months     Six Months       Six Months        Year Ended June 30,      (October 9, 1995)
                              Ended          Ended            Ended       --------------------------       through
                          June 30, 1999  June 30, 1998  December 31, 1998     1998          1997        June 30, 1996
                          -------------  -------------  ----------------- ------------  ------------  -----------------
                                (unaudited)(1)
Operating Data
Revenues:
 Fees...................  $     11,511   $        --      $        --     $        --   $        --      $      --
 Interest and other
  income................    11,539,080     12,051,754       14,299,814      20,324,223     3,346,226         52,063
                          ------------   ------------     ------------    ------------  ------------     ----------
 Total revenues.........    11,550,591     12,051,754       14,299,814      20,324,223     3,346,226         52,063
                          ------------   ------------     ------------    ------------  ------------     ----------
Expenses:
 General and
  administrative........       263,524        964,181        1,292,492         997,856        66,112            956
 Management and advisory
  fees..................     1,231,905      1,299,999          734,890       2,245,039       205,837          3,543
 Depreciation and
  amortization..........           --             --            85,086          17,891         8,641            286
 Interest...............    10,294,499     10,489,339       10,879,294      17,452,876     2,875,881         42,965
                          ------------   ------------     ------------    ------------  ------------     ----------
 Total expenses.........    11,789,928     12,753,519       12,991,762      20,713,662     3,156,471         47,750
                          ------------   ------------     ------------    ------------  ------------     ----------
 Income (Loss) Before
  Benefit (Provision)
  for Income Taxes......      (239,337)      (701,765)       1,308,052        (389,439)      189,755          4,313
 Benefit (Provision) for
  Federal Income Taxes..        86,202        205,669         (493,735)         94,504       (61,066)        (1,331)
                          ------------   ------------     ------------    ------------  ------------     ----------
Net Income (Loss).......  $   (153,135)  $   (496,096)    $    814,317    $   (294,935) $    128,689     $    2,982
                          ============   ============     ============    ============  ============     ==========
Other data:
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 A......................           200            200              200             195           180            155
Weighted average number
 of shares outstanding
 stock outstanding
 during period--Class
 B......................           501            --                 1             --            --             --
Total properties owned
 at end of period.......           n/a            n/a              n/a             n/a           n/a            n/a
Earnings (loss) per
 share--Class A Common
 Stock..................  $       (689)  $     (2,480)    $      3,664    $     (1,512) $        715     $       19
Earnings (loss) per
 share--Class B Common
 Stock..................  $        (31)           n/a     $     81,432    $        --   $        --      $      --

                                                                                                          Inception
                                                                                                      (October 9, 1995)
                                                                                  June 30,                 through
                            June 30,       June 30,       December 31,    --------------------------      June 30,
                              1999           1998             1998            1998          1997            1996
                          -------------  -------------  ----------------- ------------  ------------  -----------------
                           (unaudited)
Balance sheet data:
Mortgages/notes
 receivable.............  $290,522,671   $374,482,298     $211,280,226    $374,482,298  $140,781,095     $6,011,478
Receivables, net........  $  1,125,933   $        --      $  1,043,527    $        --   $        --      $  234,125
Total assets............  $304,738,561   $391,783,797     $223,936,076    $391,832,399  $146,311,547     $6,399,857
Total liabilities.......  $300,143,224   $388,059,444     $219,991,725    $388,108,046  $146,179,776     $6,396,775
Total equity............  $  4,595,337   $  3,724,353     $  3,944,351    $  3,724,353  $    131,771     $    3,082

-------

(1) Effective September 1, 1999, CNL Financial Corporation was acquired by APF.

        SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA OF APF

 For acquisitions of the Advisor, the CNL Restaurant Financial Services Group
                         and all 16 Income Funds

               For the Nine Months Ended September 30, 1999

                                                                                      (u)           (u)
                                        Property                                   Historical   Historical
                                       Acquisition                      (u)           CNL          CNL
                          Historical    Pro Forma                    Historical    Financial     Financial
                             APF       Adjustments       Subtotal     Advisor    Services, Inc.    Corp.       Subtotal
                         ------------  -----------     ------------  ----------  -------------- -----------  ------------
 Revenues:
 Rental and
 Earned Income...        $ 44,020,989  $3,463,636(a)   $ 47,484,625  $        0    $       0    $         0  $ 47,484,625
 Fees............                   0           0                 0  13,694,426    4,552,151              0    18,246,577
 Interest and
 Other Income....           8,060,259           0         8,060,259     118,080      332,119     15,907,703    24,418,161
                         ------------  ----------      ------------  ----------    ---------    -----------  ------------
 Total Revenue...        $ 52,081,248   3,463,636      $ 55,544,884  13,812,506    4,884,270     15,907,703  $ 90,149,363
 Expenses:
 General and
 Administrative
 Expenses........           4,105,618           0         4,105,618   9,056,040    3,591,938        507,036    17,260,632
 Advisory Fees...           2,478,534           0         2,478,534           0            0      1,790,253     4,268,787
 Fees Paid to
 Related
 Parties.........                   0           0                 0     128,377    1,114,158              0     1,242,535
 Interest........           3,584,675     663,314 (v)     4,247,989     125,852            0     18,043,235    22,417,076
 State Taxes.....             558,216           0           558,216           0            0              0       558,216
 Depreciation--
 Other...........                   0           0                 0     104,113       74,830              0       178,943
 Depreciation--
 Property........           6,010,128     526,362 (a)     6,536,490           0            0              0     6,536,490
 Amortization....             256,970           0           256,970          48            0              0       257,018
 Advisor
 Acquisition
 Expense.........          76,384,337           0        76,384,337           0            0              0    76,384,337
 Transaction
 Costs...........           1,103,951           0         1,103,951           0            0              0     1,103,951
                         ------------  ----------      ------------  ----------    ---------    -----------  ------------
 Total Expenses..          94,482,429   1,189,676        95,672,105   9,414,430    4,780,926     20,340,524   130,207,985
 Operating
 Earnings
 (Losses) Before
 Equity in
 Earnings of
 Joint Ventures/
 Minority
 Interests,
 Gain/(Loss) on
 Sale of
 Properties and
 Provision for
 Losses on
 Properties/
 Unrealized Loss
 on Mortgage
 Notes...........         (42,401,181)  2,273,960       (40,127,221)  4,398,076      103,344     (4,432,821) $(40,058,622)
 Equity Earnings
 of Joint
 Ventures/Minority
 Interest........              47,279           0            47,279           0            0              0        47,279
 Gain (Loss) on
 Sale of
 Properties......            (570,806)          0          (570,806)          0            0              0      (570,806)
 Provision For
 Loss on
 Properties/Unrealized
 Loss on Mortgage
 Notes...........            (403,618)          0          (403,618)          0            0     (7,513,510)   (7,917,128)
                         ------------  ----------      ------------  ----------    ---------    -----------  ------------
 Net Earnings
 (Losses) Before
 Income Taxes....         (43,328,326)  2,273,960       (41,054,366)  4,398,076      103,344    (11,946,331)  (48,499,277)
 Benefit
 (Provision) for
 Income Taxes....                   0           0                 0  (1,737,244)     (40,722)     4,314,997     2,537,031
                         ------------  ----------      ------------  ----------    ---------    -----------  ------------
 Net Earnings
 (Losses)........        $(43,328,326) $2,273,960      $(41,054,366) $2,660,832    $  62,622    $(7,631,334) $(45,962,246)
                         ============  ==========      ============  ==========    =========    ===========  ============
 Earnings (Loss)
 Per Share/Unit..        $      (1.14) $      n/a      $        n/a  $      n/a    $     n/a    $       n/a  $        n/a
                         ============  ==========      ============  ==========    =========    ===========  ============
 Weighted Avg.
 Shares
 Outstanding.....          38,023,623           0        38,023,623         n/a          n/a            n/a    38,023,623
                         ============  ==========      ============  ==========    =========    ===========  ============
                          Combining                       Historical
                          Pro Forma           Combined      Income      Pro Forma           Adjusted
                         Adjustments             APF         Funds     Adjustments          Pro Forma
                         ------------------- ------------ ------------ ------------------- ---------------
 Revenues:
 Rental and
 Earned Income...        $         0         $47,484,625  $32,292,174  $  830,622(j)       $80,607,421
 Fees............        (14,277,319)(b),(c)   3,969,258            0    (812,781)(k)        3,156,477
 Interest and
 Other Income....            255,817 (d)      24,673,978    1,089,242           0           25,763,220
                         ------------------- ------------ ------------ ------------------- ---------------
 Total Revenue...        (14,021,502)         76,127,861   33,381,416      17,841          109,527,118
 Expenses:
 General and
 Administrative
 Expenses........         (1,171,791)(e)      16,088,841    2,333,226  (1,178,177)(l),(m)   17,243,890
 Advisory Fees...         (4,268,787)(f)               0      169,025    (169,025)(n)                0
 Fees Paid to
 Related
 Parties.........         (1,207,834)(g)          34,701            0           0               34,701
 Interest........                  0          22,417,076            0     966,308 (v)       23,383,384
 State Taxes.....                  0             558,216      294,589     411,779 (o)        1,264,584
 Depreciation--
 Other...........                  0             178,943            0           0              178,943
 Depreciation--
 Property........                  0           6,536,490    4,140,361   1,386,988 (p)       12,063,839
 Amortization....          1,668,068 (h)       1,925,086       20,057           0            1,945,143
 Advisor
 Acquisition
 Expense.........        (76,384,337)(s)               0            0           0                    0
 Transaction
 Costs...........                  0           1,103,951    2,601,111  (3,705,062)(t)                0
                         ------------------- ------------ ------------ ------------------- ---------------
 Total Expenses..        (81,364,681)         48,843,304    9,558,369  (2,287,189)          56,114,484
 Operating
 Earnings
 (Losses) Before
 Equity in
 Earnings of
 Joint Ventures/
 Minority
 Interests,
 Gain/(Loss) on
 Sale of
 Properties and
 Provision for
 Losses on
 Properties/
 Unrealized Loss
 on Mortgage
 Notes...........         67,343,179          27,284,557   23,823,047   2,305,030           53,412,634
 Equity Earnings
 of Joint
 Ventures/Minority
 Interest........                  0              47,279    3,822,972    (349,544)(q)        3,520,707
 Gain (Loss) on
 Sale of
 Properties......                  0            (570,806)   1,845,921           0            1,275,115
 Provision For
 Loss on
 Properties/Unrealized
 Loss on Mortgage
 Notes...........                  0          (7,917,128)    (610,448)          0           (8,527,576)
                         ------------------- ------------ ------------ ------------------- ---------------
 Net Earnings
 (Losses) Before
 Income Taxes....         67,343,179          18,843,902   28,881,492   1,955,486           49,680,880
 Benefit
 (Provision) for
 Income Taxes....         (2,537,031)(i)               0            0           0                    0
                         ------------------- ------------ ------------ ------------------- ---------------
 Net Earnings
 (Losses)........        $64,806,148         $18,843,902  $28,881,492  $1,955,486          $49,680,880
                         =================== ============ ============ =================== ===============
 Earnings (Loss)
 Per Share/Unit..        $       n/a         $       n/a  $       n/a  $      n/a          $      0.70
                         =================== ============ ============ =================== ===============
 Weighted Avg.
 Shares
 Outstanding.....          5,471,715          43,495,338          n/a  27,035,143           70,530,481 (r)
                         =================== ============ ============ =================== ===============

          SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA OF APF

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

                 For the Nine months Ended September 30, 1999

                                       Property                                  Historical   Historical
                                      Acquisition                                   CNL          CNL
                        Historical     Pro Forma                    Historical   Financial    Financial
                           APF        Adjustments       Subtotal     Advisor   Services, Inc.   Corp.       Subtotal
                      --------------  -----------    -------------- ---------- -------------- ---------- --------------
Other data
(cont.):
Earnings (Loss)
Per Share.......      $        (1.14)         n/a               n/a    n/a          n/a          n/a                n/a
                      ==============  ===========    ==============    ===          ===          ===     ==============
Book Value Per
Share...........      $        16.02          n/a               n/a    n/a          n/a          n/a                n/a
                      ==============  ===========    ==============    ===          ===          ===     ==============
Dividends Per
Share...........                1.14
                      ==============
Ratio of
Earnings to
Fixed Charges...            *                 n/a               n/a    n/a          n/a          n/a                n/a
                      ==============  ===========    ==============    ===          ===          ===     ==============
Weighted average
shares
outstanding.....          38,023,623            0        38,023,623    n/a          n/a          n/a         38,023,623
                      ==============  ===========    ==============    ===          ===          ===     ==============
Shares
Outstanding.....          43,495,919            0        43,495,919    n/a          n/a          n/a         43,495,919
                      ==============  ===========    ==============    ===          ===          ===     ==============
Balance sheet
data:
Real estate
assets, net.....      $  743,873,578  $12,634,544(w) $  756,508,122    $ 0          $ 0          $ 0     $  756,508,122
Mortgages/notes
receivable......      $  122,299,192  $         0    $  122,299,192    $ 0          $ 0          $ 0     $  122,299,192
Receivables/Due
from Related
parties.........      $    2,381,997  $         0    $    2,381,997    $ 0          $ 0          $ 0     $    2,381,997
Investment in
joint ventures..      $    1,078,832  $         0    $    1,078,832    $ 0          $ 0          $ 0     $    1,078,832
Total assets....      $1,024,851,814  $12,634,544(w) $1,037,486,358    $ 0          $ 0          $ 0     $1,037,486,358
Total
liabilities/minority
interest........      $  328,118,721  $12,634,544(w) $  340,753,265    $ 0          $ 0          $ 0     $  340,753,265
Total equity....      $  696,733,093  $         0    $  696,733,093    $ 0          $ 0          $ 0     $  696,733,093
                       Combining                  Historical
                       Pro Forma     Combined       Income     Pro Forma               Adjusted
                      Adjustments      APF          Funds     Adjustments             Pro Forma
                      ----------- -------------- ------------ --------------------- -----------------
Other data
(cont.):
Earnings (Loss)
Per Share.......             n/a             n/a          n/a          n/a          $         0.70
                      =========== ============== ============ ===================== =================
Book Value Per
Share...........             n/a             n/a          n/a          n/a          $        17.25
                      =========== ============== ============ ===================== =================
Dividends Per
Share...........
Ratio of
Earnings to
Fixed Charges...             n/a             n/a          n/a          n/a                   2.81x
                      =========== ============== ============ ===================== =================
Weighted average
shares
outstanding.....       5,471,715      43,495,338          n/a   27,035,143              70,530,481(r)
                      =========== ============== ============ ===================== =================
Shares
Outstanding.....               0      43,495,919          n/a   27,035,143              70,531,062
                      =========== ============== ============ ===================== =================
Balance sheet
data:
Real estate
assets, net.....       $       0  $  756,508,122 $353,140,739 $103,124,153(y)       $1,212,773,014
Mortgages/notes
receivable......       $       0  $  122,299,192 $  3,408,303 $          0          $  125,707,495
Receivables/Due
from Related
parties.........       $       0  $    2,381,997 $    366,971 $   (907,272)(z)      $    1,841,696
Investment in
joint ventures..       $       0  $    1,078,832 $ 50,924,716 $ 14,528,459(y)       $   66,532,007
Total assets....       $       0  $1,037,486,358 $458,280,869 $ 97,325,796(x)(y)(z) $1,593,093,023
Total
liabilities/minority
interest........       $       0  $  340,753,265 $ 18,020,163 $ 17,498,581(x)(z)    $  376,272,009
Total equity....       $       0  $  696,733,093 $440,260,706 $ 79,827,215(y)       $1,216,821,014

* As a result of the loss incurred by APF, which included a non-recurring expense of $76,384,337 relating to the acquisition of the Advisor, for the nine months ended September 30, 1999, the ratio of earnings to fixed charges was less than 1:1. In order to achieve a 1:1 coverage ratio, APF would need to generate $46,047,039 in additional earnings.

  (a) Represents rental and earned income of $3,463,636 and depreciation expense of $526,362 as if restaurant properties that had been operational when they were acquired by APF from January 1, 1999 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any restaurant properties for the periods prior to their construction completion and availability for occupancy.

  (b) Represents the elimination of intercompany fees between APF, the Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

       Origination fees from affiliates.......................... $ (1,114,158)
       Secured equipment lease fees..............................      (77,317)
       Advisory fees.............................................     (169,050)
       Reimbursement of administrative costs.....................     (513,524)
       Acquisition fees..........................................   (6,144,317)
       Underwriting fees.........................................      (93,676)
       Administrative, executive and guarantee fees..............     (631,444)
       Servicing fees............................................     (815,864)
       Development fees..........................................      (56,352)
       Management fees...........................................   (2,652,429)
                                                                  ------------
         Total................................................... $(12,268,131)
                                                                  ============

  (c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corp. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the nine months ended September 30, 1999 of $2,009,188 are being deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

  (d) Represents the amortization of the loan origination fees received by CNL Financial Services Inc. from borrowers during the nine months ended September 30, 1999 and the year ended December 31, 1998, which were deferred for pro forma purposes as described in Note (c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

       Interest income................................................. $255,817

  (e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

       General and administrative costs........................... $(1,171,791)

  (f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

       Management fees............................................ $(2,652,429)
       Administrative executive and guarantee fees................    (631,444)
       Servicing fees.............................................    (815,864)
       Advisory fees..............................................    (169,050)
                                                                   -----------
                                                                   $(4,268,787)
                                                                   ===========

  (g) Represents the elimination of $1,207,834 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

  (h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group).

       Amortization of goodwill..................................... $1,668,068

  (i) Represents the elimination of $2,537,031 in benefits for federal income taxes as a result of the merger of the Advisor and the CNL Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

  (j) Represents $830,622 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Income Funds as if the leases had been acquired as of January 1, 1998.

  (k) Represents the elimination of fees between the Advisor and the Income
      Funds:

       Management fees.............................................. $(169,025)
       Reimbursement of administrative costs........................  (643,756)
                                                                     ---------
                                                                     $(812,781)
                                                                     =========

  (l) Represents the elimination of $643,756 in administrative costs reimbursed by the Income Funds to the Advisor.

  (m) Represents savings of $534,421 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

  (n) Represents the elimination of $169,025 in management fees by the Income Funds to the Advisor.

  (o) Represents additional state income taxes of $411,779 resulting from assuming that acquisitions of restaurant properties that had been operational when APF acquired them from January 1, 1999 through October 31, 1999 had been acquired as of January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Funds had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

  (p) Represents an increase in depreciation expense of $1,386,988 as a result of adjusting the historical basis of the real estate wholly owned by the Income Funds to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the restaurant properties.

  (q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $349,544 as a result of adjusting the historical basis of the real estate owned by the Income Funds, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Funds is being depreciated using the straight-line method over the remaining useful lives of the restaurant properties.

  (r) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved a proposal for a one-for-two reverse stock split and a proposal to increase the number of authorized common shares of APF on January 1, 1998.

  (s) Represents the reversal of the Advisor acquisition expense recorded historically by APF in September 1999 as a result of acquiring the Advisor. The reversal is made to pro forma the acquisition as if it had occurred as of January 1, 1998.

  (t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

  (u) Represents the period from January 1, 1999 through August 31, 1999. This entity was acquired by APF on September 1, 1999.

  (v) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

  (w) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma restaurant properties acquired from October 1, 1999 through October 31, 1999 as if these restaurant properties had been acquired on September 30, 1999.

  (x) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma cash needed to pay transaction costs related to the Acquisition.

  (y) Represents the effect of recording the Acquisition of the Income Funds using the purchase accounting method.

                                                                   Income Funds
                                                                   ------------
      Fair Value of Consideration Received........................ $538,493,774
                                                                   ============
      Share Consideration......................................... $520,087,921
      Cash Consideration..........................................    6,162,000
      APF Transaction Costs.......................................   12,243,853
                                                                   ------------
      Total Purchase Price........................................ $538,493,774
                                                                   ============
      Allocation of Purchase Price:
      Net Assets--Historical...................................... $440,260,706
      Purchase Price Adjustments:
        Land and buildings on operating leases....................   82,160,966
        Net investment in direct financing leases.................   20,963,187
        Investment in joint ventures..............................   14,528,459
        Accrued rental income.....................................  (18,657,428)
        Intangibles and other assets..............................     (762,116)
                                                                   ------------
        Total allocation.......................................... $538,493,774
                                                                   ============

   APF did not acquire any intangibles as part of the Acquisition. The entry was as follows:

Partners' Capital....................................... 440,260,706
  Land and buildings on operating leases................  82,160,966
  Net investment in direct financing leases.............  20,963,187
  Investment in joint ventures..........................  14,528,459
    Accrued rental income...............................              18,657,428
    Intangibles and other assets........................                 762,116
    Cash to pay APF Transaction costs...................              12,243,853
    Cash consideration to Income Funds..................               6,162,000
    APF Common Stock....................................                 270,351
    APF Capital in excess of par value..................             519,817,570
(To record acquisition of Income Funds)


  (z) Represents the elimination by the Income Funds of $907,272 in related party payables recorded as receivables by APF.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                     For the Year Ended December 31, 1998

                                     Property                                  Historical   Historical
                                    Acquisition                                   CNL           CNL
                       Historical    Pro Forma                  Historical     Financial     Financial
                           APF      Adjustments     Subtotal      Advisor    Services, Inc.    Corp.       Subtotal
                       -----------  -----------    -----------  -----------  -------------- -----------  ------------
 Revenues:
 Rental and Earned
 Income...........     $33,129,661  $23,634,708(a) $56,764,369  $         0    $        0   $         0  $ 56,764,369
 Fees.............               0            0              0   28,904,063     6,619,064       418,904    35,942,031
 Interest and
 Other Income.....       9,057,376            0      9,057,376      145,016       574,078    22,238,311    32,014,781
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
  Total Revenue...     $42,187,037  $23,634,708    $65,821,745  $29,049,079    $7,193,142   $22,657,215  $124,721,181
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
 Expenses:
 General and
 Administrative ..       2,798,481            0      2,798,481    9,843,409     6,114,276     1,425,109    20,181,275
 Advisory Fees....       1,851,004            0      1,851,004            0             0     2,807,430     4,658,434
 Fees to Related
 Parties..........               0            0              0    1,247,278     1,773,406             0     3,020,684
 Interest.........               0      642,345(u)     642,345      148,415             0    21,350,174    22,140,934
 State Taxes......         548,320            0        548,320       19,126             0             0       567,446
 Depreciation--
 Other............               0            0              0      119,923        79,234             0       199,157
 Depreciation--
 Property.........       4,042,290    3,257,386(a)   7,299,676            0             0             0     7,299,676
 Amortization.....          11,808            0         11,808       57,077             0        95,116       164,001
 Transaction
 Costs............         157,054            0        157,054            0             0             0       157,054
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
  Total Expenses..       9,408,957    3,899,731     13,308,688   11,435,228     7,966,916    25,677,829    58,388,661
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
 Operating
 Earnings (Losses)
 Before Equity in
 Earnings of Joint
 Ventures/Minority
 Interests, Gain
 on Sale of
 Properties,
 Provision for
 Losses on
 Properties and
 Other Expenses...     $32,778,080  $19,734,977    $52,513,057  $17,613,851    $ (773,774)  $(3,020,614) $ 66,332,520
 Equity in
 Earnings of Joint
 Venture/Minority
 Interest.........         (14,138)           0        (14,138)           0             0             0       (14,138)
 Gain on Sale of
 Properties.......               0            0              0            0             0             0             0
 Gain on
 Securitization...               0            0              0            0             0     3,694,351     3,694,351
 Other Expenses...               0            0              0            0             0             0             0
 Provision For
 Loss on
 Properties.......        (611,534)           0       (611,534)           0             0             0      (611,534)
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
 Net Earnings
 (Losses) Before
 Income Taxes.....      32,152,408   19,734,977     51,887,385   17,613,851      (773,774)      673,737    69,401,199
 Benefit/(Provision)
 for Income
 Taxes............               0            0              0   (6,957,472)      305,641      (246,603)   (6,898,434)
                       -----------  -----------    -----------  -----------    ----------   -----------  ------------
  Net Earnings
  (Losses)........     $32,152,408  $19,734,977    $51,887,385  $10,656,379    $ (468,133)  $   427,134  $ 62,502,765
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
  Earnings Per
  Share/Unit......     $      1.21  $       n/a    $       n/a  $       n/a    $      n/a   $       n/a  $        n/a
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
  Wtd. Avg. Shares
  Outstanding.....      26,648,219    7,757,177     34,405,396  $       n/a    $      n/a   $       n/a    34,405,396
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
 Other data:
 Earnings Per
 Share............     $      1.21  $       n/a    $       n/a  $       n/a    $      n/a   $       n/a  $        n/a
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
 Book Value Per
 Share............     $     17.70  $       n/a    $       n/a  $       n/a    $      n/a   $       n/a  $        n/a
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
 Dividends Per
 Share............     $      1.52
                       ===========
 Ratio of earnings
 to Fixed
 Charges..........          79.97x          n/a            n/a          n/a           n/a           n/a           n/a
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
 Weighted average
 shares
 outstanding......      26,648,219    7,757,177     34,405,396          n/a           n/a           n/a    34,405,396
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
 Shares
 Outstanding......      37,337,927            0     37,337,927          n/a           n/a           n/a    37,337,927
                       ===========  ===========    ===========  ===========    ==========   ===========  ============
                        Combining                      Historical
                        Pro Forma          Combined      Income      Pro Forma          Adjusted
                       Adjustments            APF         Funds     Adjustments        Pro Forma
                       ------------------ ------------ ------------ ----------------- ----------------
 Revenues:
 Rental and Earned
 Income...........     $          0       $56,764,369  $43,462,064  $ 1,107,494 (j)   $101,333,927
 Fees.............      (32,715,768)(b,c)   3,226,263            0     (737,898)(k)      2,488,365
 Interest and
 Other Income.....          207,144 (d)    32,221,925    1,767,773            0         33,989,698
                       ------------------ ------------ ------------ ----------------- ----------------
  Total Revenue...     $(32,508,624)      $92,212,557  $45,229,837  $   369,596       $137,811,990
                       ------------------ ------------ ------------ ----------------- ----------------
 Expenses:
 General and
 Administrative ..       (4,241,719)(e)    15,939,556    3,261,776   (1,207,980)(l,m)   17,993,352
 Advisory Fees....       (4,658,434)(f)             0      226,177     (226,177)(n)              0
 Fees to Related
 Parties..........       (2,161,897)(g)       858,787            0            0            858,787
 Interest.........                0        22,140,934            0      935,761 (u)     23,076,695
 State Taxes......                0           567,446      227,933      168,125 (o)        963,504
 Depreciation--
 Other............                0           199,157            0            0            199,157
 Depreciation--
 Property.........         (340,898)(r)     6,958,778    5,480,695    1,849,317 (p)     14,288,790
 Amortization.....        2,502,102 (h)     2,666,103       91,310            0          2,757,413
 Transaction
 Costs............                            157,054      315,081     (472,135)(t)              0
                       ------------------ ------------ ------------ ----------------- ----------------
  Total Expenses..       (8,900,846)       49,487,815    9,602,972    1,046,911         60,137,698
                       ------------------ ------------ ------------ ----------------- ----------------
 Operating
 Earnings (Losses)
 Before Equity in
 Earnings of Joint
 Ventures/Minority
 Interests, Gain
 on Sale of
 Properties,
 Provision for
 Losses on
 Properties and
 Other Expenses...     $(23,607,778)      $42,724,742  $35,626,865    $(677,315)      $ 77,674,292
 Equity in
 Earnings of Joint
 Venture/Minority
 Interest.........                0           (14,138)   3,569,877     (466,056)(q)      3,089,683
 Gain on Sale of
 Properties.......                0                 0    2,519,894            0          2,519,894
 Gain on
 Securitization...                0         3,694,351            0            0          3,694,351
 Other Expenses...                0                 0      (45,150)           0            (45,150)
 Provision For
 Loss on
 Properties.......                0          (611,534)  (2,834,338)           0         (3,445,872)
                       ------------------ ------------ ------------ ----------------- ----------------
 Net Earnings
 (Losses) Before
 Income Taxes.....      (23,607,778)       45,793,421   38,837,148   (1,143,371)        83,487,198
 Benefit/(Provision)
 for Income
 Taxes............        6,898,434 (i)             0            0            0                  0
                       ------------------ ------------ ------------ ----------------- ----------------
  Net Earnings
  (Losses)........     $(16,709,344)      $45,793,421  $38,837,148  $(1,143,371)      $ 83,487,198
                       ================== ============ ============ ================= ================
  Earnings Per
  Share/Unit......     $        n/a       $       n/a  $      0.40  $       n/a       $       1.24
                       ================== ============ ============ ================= ================
  Wtd. Avg. Shares
  Outstanding.....        6,150,000        40,555,396          n/a   27,035,143         67,590,539 (s)
                       ================== ============ ============ ================= ================
 Other data:
 Earnings Per
 Share............     $        n/a       $       n/a  $       n/a  $       n/a       $      1.241
                       ================== ============ ============ ================= ================
 Book Value Per
 Share............     $        n/a       $       n/a  $       n/a  $       n/a       $      17.51
                       ================== ============ ============ ================= ================
 Dividends Per
 Share............
 Ratio of earnings
 to Fixed
 Charges..........              n/a               n/a          n/a          n/a              4.61x
                       ================== ============ ============ ================= ================
 Weighted average
 shares
 outstanding......        6,150,000        40,555,396          n/a   27,035,143       $67,590,539 (r)
                       ================== ============ ============ ================= ================
 Shares
 Outstanding......        6,150,000        43,487,927          n/a   27,035,143         70,523,070
                       ================== ============ ============ ================= ================

(a) Represents rental and earned income of $23,634,708 and depreciation expense of $3,257,386 as if restaurant properties that had been operational when they were acquired by APF from January 1, 1998 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any restaurant properties for the periods prior to their construction completion and availability for occupancy.

(b) Represents the elimination of intercompany fees between APF, the Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

       Origination fees from affiliates.......................... $ (1,773,406)
       Secured equipment lease fees..............................      (54,998)
       Advisory fees.............................................     (305,030)
       Reimbursement of administrative costs.....................     (408,762)
       Acquisition fees..........................................  (21,794,386)
       Underwriting fees.........................................     (388,491)
       Administrative, executive and guarantee fees..............   (1,233,043)
       Servicing fees............................................   (1,570,331)
       Development fees..........................................     (229,153)
       Management fees...........................................   (1,851,004)
                                                                  ------------
         Total................................................... $(29,608,604)
                                                                  ============

(c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corporation. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the year ended December 31, 1998 of $3,107,164 are being deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

(d) Represents the amortization of the loan origination fees received by CNL Financial Services, Inc. from borrowers during the year ended December 31, 1998, which were deferred for pro forma purposes as described in (c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

       Interest income................................................. $207,144

(e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

       General and administrative costs........................... $(4,241,719)

(f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

       Management fees............................................ $(1,851,004)
       Administrative executive and guarantee fees................  (1,233,043)
       Servicing fees.............................................  (1,269,357)
       Advisory fees..............................................    (305,030)
                                                                   -----------
                                                                   $(4,658,434)
                                                                   ===========

(g) Represents the elimination of $2,161,897 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

(h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group.

       Amortization of goodwill..................................... $2,502,102

(i) Represents the elimination of $6,898,434 in provisions for federal income taxes as a result of the merger of the Advisor and the CNL Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

(j) Represents $1,107,494 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Income Funds as if the leases had been acquired as of January 1, 1998.

(k) Represents the elimination of fees between the Advisor and the Income
    Funds:

       Management fees.............................................. $(226,177)
       Reimbursement of administrative costs........................  (511,721)
                                                                     ---------
                                                                     $(737,898)
                                                                     =========

(l) Represents the elimination of $511,721 in administrative costs reimbursed by the Income Funds to the Advisor.

(m) Represents savings of $696,259 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

(n) Represents the elimination of $226,177 in management fees by the Income Funds to the Advisor.

(o) Represents additional state income taxes of $168,125 resulting from assuming that acquisitions of properties that had been operational when APF acquired them from January 1, 1998 through October 31, 1999 had been acquired as of January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Funds had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

(p) Represents an increase in depreciation expense of $1,849,317 as a result of adjusting the historical basis of the real estate owned indirectly by the Fund through joint venture or tenancy in common arrangements with affiliates or unrelated third parties, to fair value as a result by the Income Funds to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the restaurant properties.

(q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $466,056 as a result of adjusting the historical basis of the real estate owned by the Income Funds, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Funds is being depreciated using the straight-line method over the remaining useful lives of the properties.

(r) Represents the decrease in depreciation expense of $340,898 as a result of eliminating acquisition fees (see Note (b) to the Notes and Management's Assumptions to Unaudited Pro Forma Financial Statements for the six months ended June 30, 1999) between APF and the Advisor which on a historical basis were capitalized as part of the basis of the building.

(s) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved a one-for-two reverse stock split proposal and a proposal to increase the number of authorized common shares of APF on January 1, 1998.

(t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

(u) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

                 BACKGROUND OF AND REASONS FOR THE ACQUISITIONS

General

   The Board of Directors believes that transforming APF into a full-service REIT through the acquisition of the CNL Restaurant Businesses on September 1, 1999 and significantly increasing APF's size by acquiring the Income Funds will enhance APF stockholder value. APF believes that such acquisitions will achieve three important strategic objectives for APF. First, the Board believes that APF's ability to provide full-service restaurant property services gives it a competitive advantage over other REITs that typically provide a more limited array of services to their prospective restaurant owners and operators. Second, the Board believes that the acquisition of internal restaurant property service capabilities, including management, acquisition, development and expanded financing capabilities, improves APF's performance through increased control over functions that are important to the growth of its business. Third, the Board believes that the acquisitions will facilitate listing of the APF Shares on the NYSE and may increase the value of the APF Shares following such listing. The reasons for the acquisitions are described in greater detail below.

   APF believes that the acquisition of the CNL Restaurant Businesses and the Income Funds permit it to achieve its strategic goal of becoming a leading provider of financial, development, advisory and other real estate services to operators of national restaurant chains. The acquisitions should enable APF, unlike a number of its competitors, to position itself in the restaurant industry as a provider of a complete range of restaurant financing options and development services. APF believes that its ability to offer complete "turn-key," build-to-suit development services, from site selection to construction management, together with its ability to provide its clients with financing options such as triple-net leasing, mortgage loans and secured equipment financing, makes APF a preferred provider for all the real estate related business needs of operators of national and regional restaurant chains. Relying on APF's senior management team, which has an average of more than 17 years of experience in the real estate and financial services industries, will permit a restaurant chain or restaurant chain operator to focus on its core business objectives of operating its restaurant business while avoiding the distractions associated with the acquisition, construction, development and financing of additional restaurant properties. Throughout their years in the real estate and financial services industries, APF's management has entered into contractual business relationships with national restaurant chains, such as Applebee's, Arby's, Bennigan's(R), Black-eyed Pea, Burger King(R), Chevy's Fresh Mex, Darryl's, Denny's, Golden Corral, Ground Round, Houlihan's, KFC, Jack in the Box, Pizza Hut, Ruby Tuesday's, Steak and Ale(R) Restaurant, Taco Bell, T.G.I. Friday's and Wendy's, and with operators of national and regional restaurant chains, such as S&A Properties Corporation, Foodmaker, Inc., Golden Corral Corporation, IHOP and Chevy's Inc.

Consummation of the CNL Restaurant Businesses Acquisitions

   On September 1, 1999, APF consummated its acquisition of the Advisor and of the CNL Restaurant Financial Services Group, pursuant to which APF paid 3,800,000 APF Shares to acquire the Advisor and 2,350,000 APF Shares to acquire the CNL Restaurant Financial Services Group. Of the 6.15 million APF Shares issued, 1.0 million APF Shares were placed in escrow. The APF Shares held in escrow will be released to the former stockholders of the CNL Restaurant Businesses based on the value of restaurant properties acquired, mortgage loans made and development projects completed by APF during the "escrow term." The "escrow term" begins on the date the CNL Restaurant Businesses were acquired and ends a date that is 18 months after the APF Shares are listed on the NYSE. If APF fails, during the escrow term, to acquire restaurant properties, make mortgage loans and complete development projects of at least $750 million in the aggregate, all APF Shares remaining in the escrow at the end of the escrow term will be returned to APF, and the former stockholders of the CNL Restaurant Businesses will no longer have any rights to such APF Shares. APF's Board of Directors may, in its reasonable discretion, extend the escrow term for an additional six months following the escrow term if it reasonably believes that it is in APF's best interests to do so. As of September 30, 1999, approximately 33,000 APF Shares were released from escrow.

Reasons for Acquiring the Income Funds

   Operational Economies of Scale. Because the Income Funds own restaurant properties similar to those in APF's current restaurant property portfolio, APF believes that the combination of the Income Funds into APF's existing business will result in administrative and operational economies of scale and cost savings for APF, although such savings are difficult to quantify.

   Enhanced Liquidity for APF Stockholders. Concurrently with the consummation of the Income Fund acquisitions, APF intends to achieve one of its primary strategic goals by listing the APF Shares on the NYSE. Listing will substantially enhance liquidity for APF stockholders, as there currently is no established trading market for APF Shares.

   Because the consideration paid by APF for the Income Funds will consist of newly issued APF Shares (except to the extent that Limited Partners of acquired Income Funds affirmatively vote against the acquisition by APF of their Income Funds and elect to receive notes), the acquisition of the Income Funds will further enhance liquidity by increasing both size of the APF's stockholder base and the public float of the APF Shares.

   Broader Analyst Coverage/Enhanced Ability to Raise Capital. At its current size, APF cannot be certain that the APF Shares, if listed, would attract sufficient interest from research analysts and institutional investors to raise capital on terms favorable to APF. The acquisition of the Income Funds, which own restaurant properties similar to those in APF's existing restaurant property portfolio, would provide an opportunity for APF to substantially increase the size of its portfolio of restaurant properties. If all of the Income Funds are acquired, APF would become one of the largest triple-net lease REITs in the United States. APF believes that by increasing its size, its stockholder base and its public float through the acquisition of the Income Funds, it would be likely to develop a following among research analysts and institutional investors and would therefore be able to raise capital on more favorable terms. Broader coverage by financial analysts potentially may enhance the value of the APF Shares and may increase the volume of trading in the APF Shares, which would increase their liquidity.

   Risk Diversification. Although the diversification effects of the acquisition of the Income Funds will differ depending on which Income Funds participate, the combination of the restaurant properties owned by the participating Income Funds with APF's existing restaurant properties will diversify APF's investment over a larger number of restaurant properties and a broader group of restaurant types and tenants and geographic locations. This diversification will reduce the dependence of APF's investment upon the performance of, and the exposure to the risks associated with, the particular group of restaurant properties currently owned by APF.

Chronology of the Acquisitions

   In December 1997, APF's management, which, at the time, included Messrs. Seneff and Bourne, began exploring the following strategic alternatives designed to increase APF's stockholder value:

  . continuing to operate APF in its ordinary course of business and consistent with past practice;

  . considering whether APF should be acquired by a publicly traded or private company;

  . selling APF's entire real estate portfolio and subsequently liquidating;

  . acquiring large real estate portfolios, including the Income Funds, CNL
    Income Funds XVII and XVIII and eight CNL Income and Growth Funds, which are referred to as the Growth Funds, and other affiliated entities that have comparable properties leased on a triple-net basis;

  . listing APF's stock on a national stock exchange or on an automated quotation system, and if so, when such listing should take place;

  . becoming internally advised (1) by acquiring the Advisor, (2) by acquiring an unaffiliated third-party advisor, (3) by hiring the management of the Advisor or (4) by hiring new management;

  . acquiring the CNL Restaurant Financial Services Group;

  . acquiring CNL Advisory Services, Inc., an affiliate of the Advisor that performs investment advisory services;

  . acquiring CNL Restaurant Development, Inc., an affiliate of the Advisor, that provides real estate development services on behalf of the Advisor; and

  . engaging in an underwritten public offering of its common stock subject to favorable market conditions concurrently with or shortly after APF lists its stocks on an exchange or on an automated quotation system.

   During the week of February 9, 1998, APF interviewed four prominent New York investment banking firms to advise APF regarding the possible implementation of one or more of the strategic alternatives.

   During the week of February 16, 1998, APF interviewed four law firms, including Shaw Pittman, to advise APF regarding the legal consequences of implementing one or more of the strategic alternatives.

   In early April 1998, APF's Board of Directors selected Shaw Pittman to represent APF in the implementation of one or more of the strategic alternatives, and APF's management narrowed the list of investment banking firms that would potentially represent APF in the implementation of any strategic alternative to two, Merrill Lynch & Co. and Salomon Smith Barney Inc.

   On April 15, 1998, members of APF's management and representatives of Shaw Pittman met to discuss the structuring of particular strategic alternatives and the time tables necessary to implement such strategic alternatives.

   On May 4, 1998, APF's Board of Directors decided to evaluate the implementation of one or more of the strategic alternatives. In addition to the members of the Board, representatives of Shaw Pittman were present at the meeting. Upon completion of the Board's discussion regarding the expansion of APF's business operations, the Board established a Special Committee of the Board of Directors to consider the implementation of any strategic alternative. The Special Committee consisted of Mr. G. Richard Hostetter, Dr. Richard C. Huseman and Mr. J. Joseph Kruse, each an independent member of APF's Board of Directors who has no financial interest in the implementation of any strategic alternative, except, in Mr. Hostetter's case, by virtue of his beneficial ownership of APF Shares.

   On May 4, 1998, the Special Committee met for the first time. In addition to the members of the Special Committee, representatives of Shaw Pittman, Merrill Lynch and Salomon Smith Barney were present at the meeting. The Special Committee heard presentations from representatives of Merrill Lynch and Salomon Smith Barney regarding their qualifications to advise the Special Committee on the merits of implementing one or more of the strategic alternatives. In addition to the oral presentations made by Merrill Lynch and Salomon Smith Barney, the Special Committee reviewed the written presentations prepared by the two other investment banking firms that APF's management had interviewed during the week of February 9.

   Upon hearing the oral presentations of Merrill Lynch and Salomon Smith Barney and reviewing the written presentations of two other investment banking firms, the Special Committee determined that it was in the best interests of APF to select Merrill Lynch and Salomon Smith Barney as their financial advisors for the purposes of determining whether to implement one or more of the strategic alternatives. APF retained two investment banking firms for two reasons. First, APF believed, and still believes, that having two premier investment banking firms advise it in connection with the Income Fund acquisitions provided APF with the greatest means of enhancing stockholder value. The representatives of each investment bank are highly regarded in the REIT industry. Because of their expertise, APF believed that they would receive the most creative advice by having each firm analyze issues and provide resolutions to difficult issues. Second, because of the size of the Income Fund acquisitions, APF believed that dividing the project between the two investment banks would assist it in completing such acquisitions more efficiently.

   On May 20, 1998, representatives of APF's management, including Mr. Bourne, Shaw Pittman, Merrill Lynch, Salomon Smith Barney and Rogers & Wells LLP, counsel to Merrill Lynch and Salomon Smith Barney, met to discuss the various strategic alternatives and the time frames for implementation of any of the strategic alternatives. Representatives at the meeting discussed extensively the structure of APF's potential acquisition of the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds, with particular emphasis on the tax considerations to the limited partners of those funds.

   On June 10, 1998, the Special Committee met for the second time. In addition to the members of the Special Committee, representatives of APF management, Shaw Pittman, Merrill Lynch, Salomon Smith Barney and Rogers & Wells LLP were present at the meeting. The primary purpose of the meeting was to obtain an update from Merrill Lynch and Salomon Smith Barney regarding their evaluation of and recommendation to implement the strategic alternatives. Representatives of Merrill Lynch and Salomon Smith Barney stated that they had completed their due diligence of APF, the Income Funds, CNL Income Funds XVII and XVIII and the eight CNL Income and Growth Funds, which are also affiliates of Messrs. Seneff and Bourne, but that they were not in the position to provide a recommendation as to the implementation of any strategic alternative for APF.

   On July 8, 1998, the Special Committee met for the third time by telephone. In addition to the members of the Special Committee, present by telephone at the meeting were representatives of APF's management, Shaw Pittman, Merrill Lynch and Salomon Smith Barney and Rogers & Wells LLP. The primary purpose of the meeting was to obtain an update from Merrill Lynch and Salomon Smith Barney regarding their evaluation of and recommendation to implement one or more of the strategic alternatives. Merrill Lynch and Salomon Smith Barney stated that they would be in a position by July 17th to present their analysis and conclusions of the strategic alternatives to the Special Committee.

   On July 17, 1998, the Special Committee met for the fourth time. In addition to the members of the Special Committee, representatives of APF's management, including Messrs. Seneff and Bourne, Shaw Pittman Merrill Lynch and Salomon Smith Barney were present at the meeting. Merrill Lynch and Salomon Smith Barney presented their analysis of the strategic alternatives which included the advantages and disadvantages of each strategic alternative and the methodologies employed to evaluate the strategic alternatives. After a lengthy discussion among the members of the Special Committee and representatives of Merrill Lynch and Salomon Smith Barney, Merrill Lynch and Salomon Smith Barney concluded that acquiring the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds, acquiring the CNL Restaurant Businesses and listing the APF Shares were the strategic alternatives most likely to maximize APF stockholder value. Mr. Hostetter, the Chairman of the Special Committee, suggested that the members of the Special Committee further consider Merrill Lynch's and Salomon Smith Barney's evaluation of the strategic alternatives and that the Special Committee reconvene on July 20.

   On July 20, 1998, the Special Committee met for the fifth time by telephone. Representatives of Shaw Pittman also participated by telephone. After discussing the Merrill Lynch and Salomon Smith Barney recommendation, the Special Committee unanimously concluded that the best means to maximize stockholder value would be for APF to:

  . significantly increase its size by acquiring from affiliates of the Advisor, including the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds, portfolios of properties similar to those currently held by APF;

  . become internally advised and acquire internal real estate development capability by acquiring the Advisor;

  . expand its mortgage lending capabilities and develop securitization capabilities by acquiring the CNL Restaurant Financial Services Group; and

  . list APF's common stock on a national stock exchange, if market conditions are favorable.

   On July 24, 1998, the Special Committee presented its findings to APF's full Board of Directors and recommended that APF implement the selected strategic alternatives approved by the Special Committee at the July 20th meeting. Further, the Special Committee recommended that the Board of Directors evaluate the feasibility of engaging in an underwritten public offering of APF Shares concurrently with listing on the NYSE. After substantial discussion among the members of the Board, the Board of Directors unanimously recommended that APF implement the strategic alternatives. In addition, the Board unanimously recommended that Merrill Lynch be retained by the Special Committee to provide a fairness opinion to the Special Committee that the consideration to be paid by APF in connection with the implementation of any applicable strategic alternative would be fair to APF from a financial point of view.

   During the week of September 7, 1998, representatives of APF's management, Merrill Lynch, Salomon Smith Barney, Shaw Pittman, Rogers & Wells LLP and PricewaterhouseCoopers LLP, APF's independent accountants, gathered for a two-day meeting to discuss the implementation of the selected strategic alternatives. During the first day of meetings, the primary focus emphasized the manner in which the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds could be acquired. After discussing the advantages and disadvantages of each strategic alternative, the representatives selected the acquisition of the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds through the issuance of APF Shares in a transaction taxable to the Limited Partners of the Income Funds and the Growth Funds. The remaining portions of the meetings during the week of September 7, 1998 dealt primarily with valuation techniques and methodologies of the Income Funds, CNL Income Funds XVII and XVIII and the CNL Restaurant Businesses and the timelines and responsibilities of each of the representatives.

   On November 6, 1998, the members of the Special Committee met telephonically to discuss with members of APF's management and their legal counsel the status of determining the prices to be paid to the CNL Restaurant Businesses, the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds in connection with the acquisitions. In addition, Shaw Pittman provided to the members of the Special Committee an oral summary of all significant matters regarding the progress of the transactions, including the SEC review process, the documentation necessary to get the transactions approved and completed, and a range of timelines regarding when the acquisition of the Income Funds, CNL Income Funds XVII and XVIII and CNL Restaurant Businesses would be concluded.

   On November 16, 1998, the members of the Special Committee, members of APF's management Merrill Lynch and Salomon Smith Barney met, some in Orlando and some telephonically, to discuss the status of determining the prices to be paid to the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds in connection with such acquisition and the methodologies utilized in determining the prices to be paid.

   During the week of November 23, 1998, representatives of APF's management, Merrill Lynch and Salomon Smith Barney, Shaw Pittman and PricewaterhouseCoopers gathered for a two-day meeting. The primary purpose of the meeting was to provide APF's legal and accounting advisors and the financial advisors with an overview, operational as well as financial, of the Advisor, the CNL Restaurant Financial Services Group, the Income Funds, CNL Income Funds XVII and XVIII and the Growth Funds.

   On December 1, 1998, representatives of APF, Shaw Pittman, Merrill Lynch and Salomon Smith Barney discussed the viability of acquiring the Growth Funds. Because the Growth Funds produce income that would not be considered qualified REIT income and therefore could restrict APF's ability to qualify as a REIT, the inclusion of the Growth Funds in the acquisition created additional complexities for APF. These complexities affected APF's ability to value the Growth Funds because, for federal tax purposes, the Growth Funds owned assets that would have to be held in entities that APF did not control and that were subject to federal corporate income tax. The inability imposed on APF to control these entities had a negative impact on APF's valuation of the Growth Funds. In addition, the costs of acquiring the Growth Funds were significantly greater than those of the Income Funds and CNL Income Funds XVII and XVIII because APF would have to remove the assets that did not generate qualified REIT income out of the Growth Funds for inclusion in the entities not controlled by APF.

   After considering the negative tax consequences to the limited partners of the Growth Funds as a result of their acquisition through the issuance of APF Shares in a taxable transaction, the reduced valuation of the Growth Funds as a result of the necessity of placing assets that would not generate good REIT income in entities not controlled by APF and the additional costs to APF of removing the assets out of the Growth Funds for inclusion in the entities not controlled by APF, the representatives of APF concluded that it would be in the best interests of APF's stockholders not to pursue the acquisition of the Growth Funds at this time.

   Following the decision to exclude the Growth Funds from the acquisition of the Income Funds and CNL Income Funds XVII and XVIII, representatives of Merrill Lynch and Salomon Smith Barney presented their valuations of the Advisor, the CNL Restaurant Financial Services Group, the Income Funds and CNL Income Funds XVII and XVIII to the members of the Special Committee and the full Board of Directors. At such time, the members of the Special Committee unanimously recommended to the full Board that the Board approve such acquisitions and that the exchange value of the APF Shares payable to the Income Funds and CNL Income Funds XVII and XVIII, be $600,000,000 or 30,000,000 APF Shares. The members of the full Board unanimously approved the Special Committee's recommendation.

   On December 1, 1998, APF presented its offer to acquire the Income Funds and CNL Income Funds XVII and XVIII for an aggregate of 30,000,000 APF shares, with an exchange value of $600,000,000.

   On January 27, 1999, the Special Committee of the Board of Directors received a counter-offer from the general partners proposing an increase in the exchange value of the APF Shares payable to the Income Funds and CNL Income Funds XVII and XVIII from $600,000,000 to $610,000,000, or from 30,000,000 to
30,500,000 APF Shares. After discussing the proposed counter-offer, the Special Committee unanimously agreed to accept the counter-proposal, provided that the fairness opinion from Merrill Lynch to be presented at the February 10, 1999 meeting of the Special Committee of the Board of Directors supported the Special Committee's acceptance of the counter-offer of the exchange value of the APF Shares to be paid to the Income Funds and CNL Income Funds XVII and XVIII.

   On February 10, 1999, Merrill Lynch provided two separate oral and written fairness opinions to the Special Committee to the effect that, as of the date of such opinions and based on the assumptions made, matters considered and limits of the review set forth therein, the aggregate consideration to be paid by APF for the acquisitions of (i) the CNL Restaurant Businesses and (ii) the Income Funds and CNL Income Funds XVII and XVIII, were fair to APF from a financial point of view. The fairness opinions for the acquisition of the CNL Restaurant Businesses and of the Income Funds are attached as Exhibit D-1 and Exhibit D-2, respectively, to this Proxy Statement.

   On March 11, 1999, APF entered into definitive acquisition agreements with each Income Fund, each of CNL Income Funds XVII and XVIII, the Advisor and the CNL Restaurant Financial Services Group.

   On March 12, 1999, APF filed a Registration Statement on Form S-4 with the SEC registering the APF Shares to be offered to the Limited Partners of the Income Funds and CNL Income Funds XVII and XVIII.

   On April 22, 1999, APF and Shaw Pittman received comments from the SEC on the registration statement and on this proxy statement.

   On May 11, 1999, four limited partners who asserted that they own units in CNL Income Fund through CNL Income Fund IV, CNL Income Fund VI through CNL Income Fund VII and CNL Income Fund X through CNL Income Fund XVI, served a lawsuit, Jon Hale, Mary J. Hewitt, Charles A. Hewitt and Gretchen M. Hewitt v. James M. Seneff, Jr., Robert A. Bourne, CNL Realty Corporation, and CNL American Properties Fund, Inc., Case No. CIO-99-0003561, in the Circuit Court of the Ninth Judicial Circuit of Orange County, Florida. The lawsuit alleged that Messrs. Seneff and Bourne and CNL Realty Corporation, as general partners of the Income Funds and CNL Income Funds XVII and XVIII, breached their fiduciary duties and violated provisions of the partnership agreements of the Income Funds in which the plaintiffs owned units and CNL

Income Funds XVII and XVIII in connection with the proposed acquisition of such funds. The plaintiffs are seeking unspecified damages. In addition, the plaintiffs are seeking equitable relief that would enjoin the proposed acquisitions. APF retained Shaw Pittman to represent its interests in the lawsuit served on May 11th and in any related or similar litigation that would arise.

   On May 11, 1999, APF was served with a copy of the complaint for the lawsuit.

   On May 19, 1999, representatives of APF's management, Shaw Pittman and the general partners of the Income Funds, met to discuss concerns regarding the proposed acquisitions. Messrs. Seneff and Bourne, in their capacity as general partners of the Income Funds, had received a number of comments from brokers who sold CNL Income Funds XVII and XVIII. The primary comments concerned the loss of passive income treatment in the event that CNL Income Funds XVII and XVIII were acquired in the acquisition. While it was acknowledged that limited partners in the Income Funds and CNL Income Funds XVII and XVIII would lose passive income treatment, the limited partners in CNL Income Funds XVII and XVIII who purchased their interests in these Income Funds had the option of acquiring APF Shares at the time of their investment but instead elected to invest in CNL Income Funds XVII and XVIII. Because of these complaints, Messrs. Seneff and Bourne discussed the possibility of potentially restructuring the acquisition of such funds in a manner to permit the limited partners in CNL Income Funds XVII and XVIII to retain passive income treatment. In light of Messrs. Seneff and Bourne's observations, representatives of APF expressed two primary concerns. First, they were concerned about the impact of alienating the limited partners in these two CNL Income Funds. Specifically, they discussed the impact on their ability to acquire the other 16 Income Funds, since some limited partners in CNL Income Funds XVII and XVIII were also limited partners in other Income Funds. Second, they were concerned that treating CNL Income Funds XVII and XVIII differently may also have a negative impact on acquiring the other 16 Income Funds, including significantly delaying the SEC's review process.

   Representatives of APF asked representatives of Shaw Pittman to outline the different alternatives. Representatives of Shaw Pittman noted three alternatives:

  . Alternative One: Leave the structure of the acquisition unchanged.
    Representatives of Shaw Pittman stated that in order for any Income Fund to be acquired, holders of greater than 50% of the outstanding units of limited partnership interest had to approve the transaction. Therefore, there was no assurance that either CNL Income Fund XVII or XVIII would be acquired. Messrs. Seneff and Bourne acknowledged that a majority vote was required. However, they also noted that because a large number of limited partners are tax exempt entities, their vote for or against the acquisition would not be affected by the availability of passive treatment.

  . Alternative Two: Leave CNL Income Funds XVII and XVIII out of the acquisition. Representatives of Shaw Pittman stated that leaving CNL Income Funds XVII and XVIII out of the acquisition of the other Income Funds would potentially satisfy the concerns of both the general partners and APF.

  . Alternative Three: Do an exchange offer for CNL Income Funds XVII and
    XVIII instead of the acquisition of such funds. Representatives of Shaw Pittman noted that an exchange offer would permit limited partners who desire to remain limited partners of CNL Income Funds XVII and XVIII to retain their interests in of CNL Income Funds XVII and XVIII while permitting other limited partners to elect to receive APF Shares. The Operating Partnership would become a limited partner of CNL Income Funds XVII and XVIII and the remaining limited partners would receive distributions based solely on the operations of the restaurant properties remaining in of CNL Income Funds XVII and XVIII. In effect, CNL Income Funds XVII and XVIII would continue to exist. Representatives of Shaw Pittman noted, however, that APF would not achieve the operating efficiencies it desired from acquiring all of the CNL Income Funds, including CNL Income Funds XVII and XVIII, that it would not be able to leverage the portfolios in CNL Income Funds XVII and XVIII and that the change in structure may result in a delay in the SEC review process.

   APF deferred to a later date a decision to implement one of the alternatives discussed above or any other alternative.

   Messrs. Seneff and Bourne then proceeded to discuss the consideration that would go to dissenting Limited Partners. At the time of this meeting, APF had offered dissenting Limited Partners the right to elect a form of cash/notes option. This option permitted a dissenting Limited Partner the right to receive their proportion of the consideration based on the liquidation value determined by Valuation Associates in the form of 10% cash and 90% notes. The notes were to pay interest at a rate equal to 120% of the applicable federal rate. Messrs. Seneff and Bourne had also received comments that the notes were not as favorable as Limited Partners would like and asked if APF could improve the terms. While Messrs. Seneff and Bourne acknowledged that the notes were intended for dissenting limited partners, they reiterated that the broker/dealer community and the Limited Partners had expressed concerns regarding the terms. Representatives of APF noted that to the extent that Limited Partners elect to receive notes, APF's results of operations were positively affected. After discussions among the members of APF's management, APF proposed to eliminate the 10% cash component, raise the interest rate to seven percent, decrease the maturation period to five years and base the amount of notes that a dissenting Limited Partner would receive on 97% of the exchange value of the APF Shares that the investor would have received had such investor not voted against the Income Fund acquisitions. The representatives of APF noted that the three percent discount was fair because most Limited Partners who elected to receive APF Shares would have to pay commissions in connection with their subsequent sale of APF Shares after the consummation of the acquisition.

   Messrs. Seneff and Bourne accepted APF's offer to change the terms of the notes.

   On June 1, 1999, Messrs. Seneff and Bourne, on behalf of CNL Income Funds XVII and XVIII, representatives of APF and representatives of Shaw Pittman met telephonically to discuss the alternatives discussed at the May 19th meeting regarding CNL Income Funds XVII and XVIII. Each alternative was discussed extensively in light of Messrs. Seneff and Bourne's concerns regarding protection of passive income treatment and APF's concerns regarding delaying the acquisition of any of the Income Funds or negatively impacting the vote of the other Income Funds as a result of CNL Income Funds XVII and XVIII.

   On June 3, 1999, APF's Board of Directors agreed that it would be in the best interests of APF that APF not attempt to acquire these Income Funds at the present time. The Board accordingly reduced its offer to acquire the Income Funds to an aggregate of 27,343,243 APF Shares, for an exchange value of $546,864,860, before expenses. Notwithstanding this decision, representatives of APF stated that they would, depending on market conditions, seek to acquire CNL Income Funds XVII and XVIII after APF was listed in the NYSE. The representatives further noted that they would be willing to structure any future acquisition in a manner so that the limited partners could retain passive income treatment most likely by offering the limited partners an exchange offer whereby limited partners would exchange their units of limited partnership interest for APF Shares.

   On June 4, 1999, APF entered into a termination agreement with the general partners for CNL Income Funds XVII and XVIII.

   On June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Funds X, XI and XIII served a lawsuit against the general partners and APF, Ira Gaines, individually and on behalf of a class of persons similarly situated, v. CNL American Properties Fund, Inc., James M. Seneff, Jr., Robert
A. Bourne, CNL Realty Corporation, CNL Fund Advisors, Inc., CNL Financial Corporation a/k/a CNL Financial Corp., CNL Financial Services, Inc. and CNL Group, Inc., Case No. CIO 99-3796, in the Circuit Court of the Ninth Judicial Circuit of Orange County, Florida, alleging that the general partners breached the general partners' fiduciary duties and that APF aided and abetted the general partners' breach of fiduciary duties in connection with the Income Fund acquisitions. The plaintiff sought unspecified damages. In addition, the plaintiff sought equitable relief that would enjoin the proposed acquisitions. Pursuant to the terms of the previous engagement for the Hale lawsuit, APF retained Shaw Pittman to represent its interests in the lawsuit served on June 23rd.

   On June 29, 1999, Merrill Lynch re-delivered its February 10, 1999 fairness opinion with regard to the acquisition of the Income Funds only to reflect the removal of CNL Income Funds XVII and XVIII from the Income Fund acquisitions but did not otherwise update the opinion to reflect any other changes occurring since February 10, 1999.

   On June 30, 1999, APF filed Amendment 1 to the registration statement and Amendment 1 to this proxy statement.

   On July 8, 1999, the plaintiffs in the Hale lawsuit served an amended complaint that, in addition to naming three additional plaintiffs, included allegations of aiding and abetting and conspiring to breach fiduciary duties, negligence and breach of duty of good faith against the individual defendants and sought additional equitable relief. With the addition of the three new plaintiffs the seven plaintiffs asserted that among them they owned units in CNL Income Fund V as well as the other 13 Income Funds named in the initial filing of the lawsuit. As amended, the case is captioned John Hale, Mary J. Hewitt, Charles A. Hewitt, Gretchen M. Hewitt, Bernard J. Schulte, Edward M. and Margaret Berol Trust, and Vicky Berol v. James M. Seneff, Jr., Robert A. Bourne, CNL Realty Corporation, and CNL American Properties Fund, Inc., Case No. CIO-99-0003561.

   On August 11 and 17, 1999, APF received from the SEC comments on Amendment 1 to the registration statement and on Amendment 1 to this proxy statement.

   On September 1, 1999, APF acquired the CNL Restaurant Businesses.

   On September 23, 1999, the judge assigned to the Hale and Gainer lawsuits entered an order consolidating the two cases under the caption In re: CNL Income Funds Litigation, Case No. CIO 99-3561. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999, and the various defendants, including APF, have 45 days to respond to that complaint. The consolidated and amended complaint makes the same allegations as the two original complaints and seeks the same relief, and, in that complaint, the plaintiffs continue to claim to represent the Limited Partners of all 16 Income Funds. Currently, the plaintiffs assert that they own units in CNL Income Fund through CNL Income Fund VII, and CNL Income Fund X through CNL Income Fund XVI.

   On September 27, 1999, APF filed Amendment 2 to the registration statement and Amendment 2 to this proxy statement.

   On October 15, 1999, APF received from the SEC comments on Amendment 2 to the registration statement and on Amendment 2 to this proxy statement.

   On October 29, 1999, APF filed Amendment 3 to the registration statement and Amendment 3 to this proxy statement.

   On November 16, 1999, APF received from the SEC comments on Amendment 3 to the registration statement and on Amendment 3 to this proxy statement.

   On December 22, 1999, APF filed Amendment 4 to the registration statement and Amendment 4 to this proxy statement.

Recommendation on the Income Fund Acquisitions

   In reaching its conclusion that the Income Fund acquisitions are in the best interests of APF and its stockholders, the Special Committee considered, but did not assign relative weight to, the following factors, each of which it believes weighs in favor of the Income Fund acquisitions:

  . the belief that the Income Fund acquisitions and concurrent listing of the APF Shares on the NYSE will meet the expectation of stockholders of enhanced liquidity and permit APF to consummate future transactions using equity as consideration;

  . the belief that the Income Fund acquisitions present a unique opportunity for APF to acquire a portfolio of restaurant properties similar to those already owned by APF, increasing its size much more rapidly than through its traditional means of acquiring one restaurant property at a time and that APF's enhanced size will increase the interest of institutional investors and research analysts in APF;

  . the belief that the Income Fund acquisitions and listing of the APF Shares on the NYSE will facilitate APF becoming internally advised because the increase in the size of APF's asset base as a result of the Income Fund acquisitions will provide the economies of scale needed to support more efficiently the extensive general and administrative expenses of an in-house acquisition, development, management and financing team;

  . the belief of the Special Committee that the principal alternatives available to APF would not be as beneficial to APF and its stockholders as the transactions contemplated by the Income Fund acquisitions and listing of the APF Shares on the NYSE; in particular, the Special Committee believes that maintaining APF's status quo would not enhance liquidity for stockholders, listing of the APF Shares on the NYSE without consummating the Income Fund acquisitions may impede APF's ability to grow and the sale of APF for cash or stock of a public company would produce an inferior return for APF stockholders; and

  . the Special Committee's belief that the consideration to be paid for the Income Funds is fair to APF from a financial point of view based on the factors set forth below.

   In reaching its conclusion that the Income Fund acquisitions are in the best interests of APF and its stockholders, the Special Committee also considered, but did not assign relative weight to, the following factors. Although the Special Committee viewed these as potentially negative factors with respect to the Income Fund acquisitions, it believed these factors to be outweighed by the positive factors set forth above:

  . the likelihood that the solicitation and filing processes relating to the Income Fund acquisitions will be time-consuming and costly; and

  . the awareness that listing of the APF Shares on the NYSE will subject APF to market risks in subsequent attempts to raise capital and may result in negative recommendations by research analysts if APF fails to meet performance projections.

   In reaching its conclusion that the consideration to be paid for the Income Funds is fair to APF from a financial point of view, the Special Committee considered, but did not assign relative weights to, the following factors:

  . the existing conflicts of interest between APF and the Principals and other affiliates of CNL Group, Inc., as well as the steps taken, such as the creation of the Special Committee and the securing of a fairness opinion from Merrill Lynch, to ensure that the Income Fund acquisitions would not be affected by such conflicts; and

  . the oral presentation of Merrill Lynch to the Special Committee by Merrill Lynch on February 10, 1999 stating that on such date and based upon the assumptions made, matters considered and limits of review set forth therein, the consideration to be paid by APF in the Income Fund acquisitions is fair to APF from a financial point of view.

Fairness Opinions of Merrill Lynch to the Special Committee with respect to the CNL Restaurant Businesses and the Income Funds

   All APF Share information set forth in this section is presented assuming the one-for-two reverse stock split approved by APF stockholders on May 27, 1999 had not been effected. Accordingly, the analysis performed assumed that an aggregate of 54,686,486 APF Shares would be issued in the acquisition of the Income Funds and 12,300,000 APF Shares would be issued in the acquisition of the CNL Restaurant Businesses. Therefore, because the one-for-two reverse stock split reduces the aggregate number of APF Shares by one-half without affecting the aggregate value of the APF Share consideration, you should multiply the APF Share consideration set forth in this section by two in order to provide for a meaningful comparison.

 Opinion of the Special Committee's Financial Advisor

   In connection with the Special Committee's consideration of the acquisition of the Income Funds and the CNL Restaurant Businesses, Merrill Lynch delivered two separate oral and written opinions on February 10, 1999 to the APF Special Committee to the effect that, as of such date and based upon the assumptions made, matters considered and limits of review set forth therein,

     (1) the consideration to be issued by APF in connection with the CNL Restaurant Businesses acquisitions, when viewed together as a single transaction, is fair, from a financial point of view, to APF and

     (2) the consideration to be issued by APF in connection with the acquisition of the Income Funds, when viewed together as a single transaction, is fair, from a financial point of view, to APF. On June 29, 1999, Merrill Lynch re-delivered its February 10, 1999 fairness opinion with regard to the acquisition of the Income Funds only to reflect the removal of CNL Income Funds XVII and XVIII from the Income Fund acquisitions but did not otherwise update the opinion to reflect any other changes occurring since February 10, 1999.

   We refer to both opinions in this section as the fairness opinions.

   The full text of each of Merrill Lynch's fairness opinions, which sets forth the assumptions made, matters considered, procedures followed and qualifications and limitations of the review undertaken by Merrill Lynch, is attached to the proxy statement as Exhibit D-1 and Exhibit D-2. The descriptions of the fairness opinions set forth herein are summaries of Merrill Lynch's analyses and are qualified in their entirety by reference to the full text of the fairness opinions.

   Merrill Lynch's fairness opinions are addressed to the Special Committee. The fairness opinions address only the fairness, from a financial point of view, to APF of the consideration to be issued by APF in connection with the acquisition of the CNL Restaurant Businesses, when viewed together as a single transaction, and the Income Fund acquisitions, when viewed together as a single transaction. The fairness opinions do not address the merits of the underlying decisions by APF to engage in such acquisitions. The fairness opinions do not constitute, nor should they be construed as, a recommendation to any stockholder of APF as to how such stockholder should vote on any matter presented to such stockholder, including any matter presented in the proxy statement or this information memorandum.

   Merrill Lynch is an internationally recognized investment banking firm and, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, distributions of securities and similar activities. The Special Committee engaged Merrill Lynch because of these qualifications and because of its experience in valuation and financial analysis with respect to franchised real estate, real estate investment trusts and transactions similar to the acquisition of the Income Funds and the CNL Restaurant Businesses.

   In preparing the CNL Restaurant Businesses fairness opinion, Merrill Lynch, among other things:

     (1) Reviewed publicly available business and financial information relating to the CNL Restaurant Businesses and APF that it deemed to be relevant,

     (2) Reviewed information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Restaurant Businesses and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the CNL Restaurant Businesses acquisitions, furnished to it by the respective management teams of APF and the CNL Restaurant Businesses,

     (3) Conducted discussions with members of senior management and representatives of the CNL Restaurant Businesses and APF concerning the matters described in clauses (1) and (2) of this paragraph, as well as their respective businesses and prospects before and after giving effect to the acquisitions and the CNL Restaurant Businesses expected synergies,

     (4) Reviewed valuation multiples of publicly traded companies that it deemed relevant to derive implied ranges of values for the CNL Restaurant Businesses and APF based upon their historical and projected results of operations, as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the CNL Restaurant Businesses' assets,

     (5) Compared the proposed financial terms of the CNL Restaurant Businesses acquisitions with the financial terms of other comparable transactions that it deemed to be relevant,

     (6) Participated in discussions among representatives of the CNL Restaurant Businesses and APF and their financial and legal advisors,

     (7) Reviewed the potential pro forma impact of the acquisitions of the CNL Restaurant Businesses including the CNL Restaurant Businesses expected synergies,

     (8) Reviewed drafts of the merger agreements relating to the acquisition of the CNL Restaurant Businesses, and

     (9) Reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

   In preparing the Income Funds fairness opinion, Merrill Lynch, among other things:

     (1) Reviewed publicly available business and financial information relating to the Income Funds and APF that it deemed to be relevant,

     (2) Reviewed information, including financial forecasts relating to the properties, earnings, cash flow, assets, liabilities and prospects of the Income Funds and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the acquisition of the Income Funds, furnished to it by the management team of APF and the general partners,

     (3) Reviewed and analyzed the appraisals of the Income Funds prepared by Valuation Associates, an independent real estate appraisal firm, as well as conducted an independent summary valuation analysis of the Income Funds' real estate assets,

     (4) Conducted discussions with members of senior management and representatives of the Income Funds, the general partners and APF concerning the matters described in clauses (1) and (2) of this paragraph, as well as their respective businesses and prospects before and after giving effect to the acquisition of the Income Funds and the Income Funds expected synergies,

     (5) Reviewed valuation multiples of publicly traded companies that it deemed relevant to derive implied ranges of values for APF based upon its historical and projected results of operations, as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the Income Funds' real estate assets,

     (6) Compared the proposed financial terms of the acquisition of the Income Funds with the financial terms of other comparable transactions that it deemed to be relevant,

     (7) Participated in discussions among representatives of the Income Funds, APF, the general partners, their financial and legal advisors and our financial and legal advisors,

     (8) Reviewed the potential pro forma impact of the acquisition of the Income Funds including the Income Funds' expected synergies,

     (9) Reviewed drafts of the Merger Agreements relating to the acquisition of the Income Funds, and

     (10) Reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

   In preparing its fairness opinions, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with it or reviewed by or for it. Merrill Lynch has not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the CNL Restaurant Businesses, APF or the Income Funds or, except for the Income Funds fairness opinion, been furnished with an independent evaluation or appraisal of any of the assets or liabilities such entities. In addition, in preparing the fairness opinions, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of the CNL Restaurant Businesses, the Income Funds or APF. With respect to the financial forecast information and the expected synergies furnished to or discussed with it by the CNL Restaurant Businesses, the Income Funds or APF, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgement of the respective management teams of the CNL Restaurant Businesses, the general partners and APF as to the expected future financial performance of the CNL Restaurant Businesses, the Income Funds and APF, as the case may be, and the expected synergies. Merrill Lynch also did not assume any obligation to review the income tax consequences of the acquisitions of the CNL Restaurant Businesses, the Income Funds, APF or their respective equity holders. Merrill Lynch also assumed that the final form of each of the merger agreements for the Income Funds and the CNL Restaurant Businesses would be substantially similar to the last drafts of such documents reviewed by Merrill Lynch.

   Merrill Lynch has not been requested to update its fairness opinions prior to the closings of the acquisitions of the Income Funds and the CNL Restaurant Businesses, except in the event that not all of the Income Funds are acquired by APF, in which case Merrill Lynch will update its opinion with respect to the Income Funds to a date shortly before the date the acquisitions of the Income Funds are consummated. Merrill Lynch's opinions do not imply any conclusion as to the fairness of such acquisitions on any date subsequent to the date of its opinions. To date, APF reasonably believes that no material event has occurred which would adversely affect the fairness determination if it were re-determined upon information as of a more recent date.

   Merrill Lynch's fairness opinions were necessarily based upon market, economic and other conditions as they existed and could be evaluated, and on the information made available to Merrill Lynch, as of the date of the fairness opinions. Merrill Lynch assumed that in the course of obtaining the necessary consents or approvals for any of the acquisitions, no restrictions would be imposed that will have a material adverse effect on the contemplated benefits of such acquisitions. The CNL Restaurant Businesses fairness opinion views the acquisitions of the CNL Restaurant Businesses, when viewed together, as a single transaction, and does not cover the acquisition of any CNL Restaurant Business as a stand-alone transaction. The Income Funds fairness opinion views the acquisition of the Income Funds as a single transaction and does not cover the acquisition of any Income Fund as a stand-alone transaction. In addition, Merrill Lynch was advised by the Special Committee, and assumed for purposes of the Income Funds fairness opinion, that the acquisitions of each of the Income Funds would occur at the same time. Merrill Lynch did not assume either:

   (1) the completion of the Income Fund acquisition in connection with its preparation of the CNL Restaurant Businesses fairness opinion; or

   (2) the completion of the acquisition of the CNL Restaurant Businesses in connection with its preparation of the Income Funds fairness opinion.

   In connection with the rendering of the fairness opinions, Merrill Lynch performed a variety of financial analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate analyses summarized below, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of the analyses and the factors considered by it, without considering all such analyses and factors, or attempting to ascribe relative weights to some or all such analyses and factors, could create an incomplete view of the evaluation process underlying the fairness opinions. The summary set forth below does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its fairness opinions.

   In performing its analyses, Merrill Lynch made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the General Partners' control and that of Merrill Lynch, APF, the CNL Restaurant Businesses and the Income Funds. The analyses performed by Merrill Lynch are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Merrill Lynch did not assign any specific weight to any of the other analyses described below and did not draw any specific conclusions from or with regard to any one method of analysis. With respect to the analysis of selected comparable companies and the analysis of selected recent transactions summarized below, no comparable company utilized as a comparison is identical to APF and the CNL Restaurant Businesses, and no transaction is identical to either the acquisitions of the Income Funds or the acquisition of the CNL Restaurant Businesses. Accordingly, an analysis of comparable companies and comparable business combinations is not mathematical; rather, it involves complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors that could affect the values, as the case may be, of the CNL Restaurant Businesses, APF and the companies to which they were compared. The analyses do not purport to be appraisals or to reflect the prices at which the CNL Restaurant Businesses or the Income Funds might actually be sold or the prices at which the APF Shares might actually trade at the present time or any time in the future. In addition, the fairness opinions were just one of many factors taken into consideration by the Special Committee in its consideration of any of the acquisitions. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty and Merrill Lynch does not assume responsibility for the accuracy of such analyses or estimates.

   The following is a summary of the analyses presented by Merrill Lynch to the Special Committee in connection with Merrill Lynch's fairness opinions.

 Valuation Analyses--CNL Restaurant Businesses

   Analysis of Selected Comparable Publicly Traded Companies. Using publicly available information and estimates of future financial results published by First Call Corporation, a provider of real-time, commingled research, earnings estimates and corporate information, Merrill Lynch compared financial and operating information and ratios and projected financial performance for the Advisor and CNL Restaurant Development Company which the Advisor acquired in 1998, and CNL Restaurant Financial Services Group. with the corresponding financial and operating information, projected financial performance and market valuations for corresponding groups of publicly traded companies that Merrill Lynch deemed to be reasonably comparable to the Advisor and the CNL Restaurant Financial Services Group, respectively, for the purpose of its analysis. With respect to the Advisor, Merrill Lynch selected as comparable companies a group of publicly traded companies that act primarily as advisors or managers in the real estate business, including CB Richard Ellis Services Inc., Grubb & Ellis Co., Insignia Financial Group, Inc., LaSalle Partners and Trammell Crow Co., and a group of publicly traded companies engaged primarily in asset management, including Affiliated Managers Group, Inc., Eaton Vance Corporation, Federated Investors Inc., Franklin Resources, Inc., John Nuveen Company, T. Rowe Price Associates, Inc. and Waddell & Reed Financial, Inc. With respect to the CNL Restaurant Financial Services Group, Merrill Lynch selected a group of publicly traded mortgage companies, including AMRESCO, Franchise Mortgage Acceptance Corporation and ContiFinancial (all of which are C-corporations) and Anthracite Capital (which is a REIT). We refer to the four groups of comparable companies listed above as the CNL Restaurant Businesses comparable companies.

   Merrill Lynch's comparisons resulted in the following relevant ranges for the real estate services comparable companies as of February 5, 1999:

  . a range of total market capitalization as a multiple of estimated 1998 revenue of 0.7x to 2.1x, with a mean of 1.4x and a median of 1.5x;

  . a range of total market capitalization as a multiple of estimated 1998 earnings before interest, taxes, depreciation and amortization, or EBITDA, of 6.3x to 9.8x, with a mean of 7.9x and a median of 7.9x;

  . a range of total market capitalization as a multiple of estimated 1999
    EBITDA of 5.2x to 8.4x, with a mean of 6.6x and a median of 6.4x;

  . a range of share price as a multiple of estimated 1998 earnings per share, or EPS of 9.1x to 25.4x, with a mean of 15.3x and a median of 11.4x;

  . a range of share price as a multiple of estimated 1999 EPS of 7.5x to 24.2x, with a mean of 14.5x and a median of 9.7x;

  . a range of share price as a multiple of estimated 2000 EPS of 8.3x to 21.6x, with a mean of 16.7x and a median of 20.1x; and

  . five-year compounded annual growth rates in EPS of 15.0% to 25.0%, with a mean of 20.0% and a median of 20.0%.

   Merrill Lynch's comparisons resulted in the following relevant ranges for the asset management comparable companies as of February 5, 1999:

  . a range of enterprise value as a multiple of estimated 1998 EBITDA of 7.7x to 11.7x, with a mean of 9.4x and a median of 9.2x;

  . a range of enterprise value as a multiple of estimated 1999 EBITDA of 6.8x to 9.4x, with a mean of 8.0x and a median of 7.9x;

  . a range of share price as a multiple of estimated 1998 EPS of 14.9x to 26.2x, with a mean of 19.8x and a median of 17.3x;

  . a range of share price as a multiple of estimated 1999 EPS of 12.7x to 21.8x, with a mean of 16.6x and a median of 16.3x; and

  . five-year compounded annual growth rates in EPS of 10% to 35%, with a mean of 19% and a median of 17%.

   By applying what Merrill Lynch considered to be the relevant range of multiples to the Advisor's 1998 adjusted EBITDA, this analysis yielded an implied range of values for the Advisor of approximately $67.1 million to $86.2 million. The Advisor's 1998 EBITDA was adjusted to account for the average acquisition fees that the Advisor earned in 1997 and the projected acquisition fees for 1999. The adjusted 1998 EBITDA is $10.0 million less than that actually earned by the Advisor in 1998. The Advisor's 1998 EBITDA was adjusted downward to reflect what Merrill Lynch considered to be a normalized level of acquisition fees.

   Merrill Lynch's comparisons resulted in the following relevant ranges for the CNL Restaurant Financial Services Group C-corporation comparable companies as of February 5, 1999:

  . a range of share price as a multiple of estimated 1998 EPS of 7.0x to 21.6x, with a mean of 14.3x and a median of 14.3x;

  . a range of share price as a multiple of estimated 1999 EPS of 2.9x to 8.3x, with a mean of 5.6x and a median of 5.7x;

  . a share price as a multiple of estimated 2000 EPS of 6.8x; and

  . five-year compounded annual growth rates in funds from operations, or FFO, of 18.0% to 20.0%, with a mean of 19.3% and a median of 20.0%.

   Merrill Lynch's comparisons resulted in the following relevant ranges for the CNL Restaurant Financial Services Group REIT comparable company as of February 5, 1999:

  . a share price as a multiple of estimated 1999 funds from operations per share of 6.5x; and

  . a five-year compounded annual growth rate in FFO per share of 20.0%.

   By applying what Merrill Lynch considered to be the relevant range of multiples to the CNL Restaurant Financial Services Group's 1999 projected net income, this analysis yielded an implied range of values for the CNL Restaurant Financial Services Group of approximately $40.0 million to $62.2 million.

   None of the companies utilized in the above analyses for comparative purposes is, of course, identical to the Advisor or the CNL Restaurant Financial Services Group. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgements concerning differences in historical and projected financial and operating characteristics of the CNL Restaurant Businesses comparable companies and other factors that could affect the public trading value of the CNL Restaurant Businesses comparable companies as well as that of the Advisor and the CNL Restaurant Financial Services Group. In addition, the multiples of market value to estimated EBITDA, funds from operations and earnings per share for the CNL Restaurant Businesses comparable companies are based on projections prepared by research analysts using only publicly available information. Accordingly, such estimates may or may not be accurate.

   Analysis of Selected Comparable Acquisition Transactions. Merrill Lynch reviewed publicly available information regarding selected transactions in which public real estate companies acquired their external advisor. These transactions included:

  .  AMB Property Corporation's acquisition of AMB Realty Advisors;

  .  Commercial Net Lease Realty, Inc.'s acquisition of CNL Realty Advisors,
     Inc.;

  .  Criimi Mae's acquisition of C.R.I., Inc.;

  .  Equity Office Properties acquisition of its management business;

  .  Franchise Finance Corporation of America's acquisition of FFCA
     Management Co.;

  .  Security Capital Atlantic's acquisition of Security Capital Atlantic,
     Inc.;

  . Security Capital Industrial's acquisition of Security Capital Industrial, Inc.;

  .  Security Capital Pacific Inc.'s acquisition of Security Capital Pacific;

  .  Realty Income Corporation's acquisition of R.I.C. Advisor Inc.; and

  .  Shurgard Storage Centers' acquisition of Shurgard Inc.

   Merrill Lynch then compared financial ratios for the Advisor comparable transactions to those of APF's proposed acquisition of the Advisor. Merrill Lynch compared the prices paid in the Advisor comparable transactions in terms of, among other things, (a) the transaction value as a multiple of trailing EBITDA, (b) the transaction value as a multiple of trailing revenues, (c) the transaction value as a multiple of forward calendar year EBITDA and (d) the transaction value as a multiple of forward calendar year revenues. An analysis of the multiples for the Advisor comparable transactions produced the following results:

  . transaction value as a multiple of trailing EBITDA yielded a range of 5.4x to 11.4x, with a mean of 8.5x and a median of 8.2x;

  . transaction value as a multiple of trailing revenues yielded a range of 2.2x to 6.2x, with a mean of 3.3x and a median of 3.0x;

  . transaction value as a multiple of forward calendar year EBITDA yielded a range of 6.6x to 8.1x, with a mean of 7.5x and a median of 7.7x; and

  . transaction value as a multiple of forward calendar year revenues yielded a range of 1.8x to 2.5x, with a mean of 2.1x and a median of 2.1x.

   The information was obtained from publicly filed documents in connection with each of the Advisor comparable transactions. In many instances, future operating estimates were not provided.

   By applying what Merrill Lynch considered to be the appropriate range of multiples to the Advisor's 1998 adjusted EBITDA, this analysis yielded an implied range of values of approximately $67.1 million to $86.2 million.

   Discounted Cash Flow Analysis. Merrill Lynch performed discounted cash flow analyses on a stand- alone basis of the Advisor based upon financial projections provided by the Advisor's management. Utilizing these projections, Merrill Lynch calculated a range of total equity values for the Advisor based upon the present value of on the sum of (a) the Advisor's free cash flows from 1999 through 2003 and (b) the present value of the terminal value of the Advisor in 2003 calculated utilizing a range of multiples times the Advisor's projected EBITDA in such year. Applying discount rates ranging from 9.0% to 11.0% and terminal multiples of projected EBITDA ranging from 6.0x to 8.0x, Merrill Lynch calculated the implied total equity value of the Advisor in a range from $211.7 million to $283.8 million.

   Merrill Lynch also performed discounted cash flow analyses on a stand-alone basis of the CNL Restaurant Financial Services Group based upon financial projections provided by the CNL Restaurant Financial Services Group's management. Utilizing these projections, Merrill Lynch calculated a range of total equity value for the CNL Restaurant Financial Services Group based upon the present value of the sum of (a) the CNL Restaurant Financial Services Group's free cash flows from 1999 through 2003 and (b) the present value of the terminal value of the CNL Restaurant Financial Services Group in 2003 calculated utilizing a range multiples times the CNL Restaurant Financial Services Group's projected net income in such year. Applying discount rates ranging from 20.0% to 30.0% and terminal multiples of projected net income ranging from 5.0x to 7.0x, Merrill Lynch calculated the implied total equity value of the CNL Restaurant Financial Services Group in a range from $20.5 million to $73.2 million.

 Pro Forma Merger Analysis--CNL Restaurant Businesses

   Merrill Lynch analyzed the pro forma effects resulting from the acquisition of the CNL Restaurant Businesses, including the potential impact on APF's projected stand-alone funds from operations, or FFO per share and the anticipated accretion/dilution to APF's FFO per share resulting from the acquisition of the CNL Restaurant Businesses. Merrill Lynch observed that, after giving effect to the acquisition of the CNL Restaurant Businesses inclusive of cost savings, the acquisition of the CNL Restaurant Businesses would be accretive to APF's projected FFO per share in each of the years 1999 through 2001, inclusive.

 Pro Forma Contribution Analysis--CNL Restaurant Businesses

   Merrill Lynch analyzed the pro forma effects resulting from the contributions of the CNL Restaurant Businesses to APF (as further discussed below). Using projected operating results and other information supplied by the management teams of APF and the CNL Restaurant Businesses for the years ended 1999 and 2000, Merrill Lynch calculated that CNL Restaurant Businesses would contribute approximately 17.1% of the FFO to the combined company in 1999 and approximately 21.5% of the FFO to the combined company in 2000 in exchange for equity ownership in APF of 14.1% in 1999 and 11.1% in 2000, respectively.

 Relative Discounted Cash Flow Analysis--CNL Restaurant Businesses

   Utilizing the discounted cash flow analyses performed on a stand-alone basis for APF (see APF discussion below) and the CNL Restaurant Businesses, Merrill Lynch calculated the equity value of the CNL Restaurant Businesses as a percentage of the sum of the equity values of APF and the CNL Restaurant Businesses and compared this to the percentage equity ownership interest offered for the CNL Restaurant Businesses as consideration in the post-merger APF. Based on this analysis, Merrill Lynch determined that the CNL Restaurant Businesses contributed between 18.8% and 31.5% of the aggregate equity value of the combined company, in exchange for equity ownership in APF of 14.1%.

 Valuation Analyses--Income Funds

   Net Asset Valuation Analysis. Merrill Lynch performed a net asset valuation, or NAV, for the Income Funds. The NAV for each Income Fund was estimated by combining the stabilized net operating incomes for each of the restaurant properties comprising each of the Income Funds. Merrill Lynch relied on restaurant property rental information included in the appraisal analyses prepared by Valuation Associates to derive 1999 stabilized net operating income for each restaurant property in each Income Fund. In determining the appropriate range of capitalization rates for each Income Fund, Merrill Lynch considered several parameters including the quality of the concepts and the remaining term of the restaurant property leases. The capitalization rates were estimated based on comparable sales of triple-net lease restaurant properties. A sample of 89 comparable sales (provided by Valuation Associates), which occurred from January 1997 through December 1998, indicated a mean capitalization rate of 9.3% and a median capitalization rate of 9.0%. In addition, Merrill Lynch considered the capitalization rates indicated from actual dispositions recently made by the Income Funds, which totalled 56 sales from January 1997 through December 1998. These sales indicated a mean capitalization rate of 9.7% and a median capitalization rate of 9.5%. Merrill Lynch excluded seven sales with capitalization rates above 14% from the mean and median calculations. In addition, Merrill Lynch interviewed several brokers, investors and appraisers active in the triple-net lease market for restaurant properties to help confirm the reasonableness of the capitalization rates utilized in its NAV analysis. The Merrill Lynch analysis indicated an aggregated value range for the Income Funds portfolio of $503.5 million to $556.0 million.

   Discounted Cash Flow Analysis. Merrill Lynch performed discounted cash flow analyses on the Income Funds based upon financial projections provided by the general partners of the Income Funds. Utilizing these projections, Merrill Lynch calculated a range of total equity values for the Income Funds based upon the present value of the sum of (1) the Income Funds' free cash flows from 1999 through 2003 and (2) the projected terminal value of the Income Funds calculated by applying a perpetual growth rate to 2003 free cash flow and adding to such sum the net cash outstanding as of December 31, 1998. Applying discount rates ranging from 11.0% to 12.0% and perpetual growth rates ranging from 1.5% to 2.5%, Merrill Lynch calculated the implied total equity value of the Income Funds in a range from $481.4 million to $571.2 million.

 Pro Forma Merger Analysis--Income Funds

   Merrill Lynch analyzed the pro forma effects resulting from the acquisition of the Income Funds, including the potential impact on APF's projected FFO per share and the anticipated accretion/dilution to APF's FFO per share resulting from such acquisitions. Merrill Lynch observed that, after giving effect to the acquisition of the Income Funds, inclusive of cost savings, such acquisitions would be accretive to APF's projected stand-alone FFO per share in each of the years 1999 and 2000 and dilutive for the year 2001. The transaction is dilutive in 2001 because APF stand-alone has a growth rate in excess of the Income Funds due to its ability to acquire new assets over time which generates FFO per share growth in excess of that in an unlevered, stagnant portfolio such as the Income Funds.

 Pro Forma Contribution Analysis--Income Funds

   Merrill Lynch also analyzed the pro forma effects resulting from the contributions of the Income Funds to APF as discussed below. For purposes of this analysis it was assumed that the synergies associated with the contribution of the Income Funds are included in the FFO of the Income Funds. Using projected operating results and other information supplied by the management teams of APF and the Income Funds for the years ended 1999 and 2000, Merrill Lynch calculated that the Income Funds would contribute approximately 42.6% of the FFO for the combined company in 1999 and approximately 34.9% of the FFO for the combined company in 2000 in exchange for equity ownership in APF of 42.3% in 1999 and 34.6% in 2000, respectively.

 Relative Discounted Cash Flow Analysis -- Income Funds

   Utilizing the discounted cash flow analyses performed on a stand-alone basis for APF (see APF discussion below) and the Income Funds, Merrill Lynch calculated the equity value of the Income Funds as a percentage of the sum of the equity values of APF and the Income Funds and compared this to the percentage equity ownership interest offered for the Income Funds as consideration in the post-acquisition APF. Based on this analysis, Merrill Lynch determined that the Income Funds contributed between 32.4% and 42.4% of the aggregate equity value of the combined company, in exchange for equity ownership in APF of 42.2%.

 Valuation Analyses--APF

   Analysis of Selected Comparable Publicly Traded Companies. Using publicly available information and estimates of future financial results taken from recent research reports published by First Call, Merrill Lynch compared certain financial and operating information for APF on a stand-alone basis, with the corresponding financial and operating information for a group of corresponding publicly traded companies that Merrill Lynch deemed to be reasonably comparable to APF for the purpose of its analysis. With respect to APF, Merrill Lynch selected as comparable companies a group of publicly traded, triple-net lease REITs, including Capital Automotive REIT, Captec Net Lease Realty, Inc., Commercial Net Lease Realty, Inc., Entertainment Property Trust, Franchise Finance Corporation of America, National Golf Properties, Inc., Prison Realty Trust, Inc., Realty Income Corporation, TriNet Corporate Realty Trust, Inc. and U.S. Restaurant Properties, Inc.

   Merrill Lynch's comparisons resulted in the following relevant ranges for the APF comparable companies as of February 5, 1999:

  . a range of share price as a multiple of estimated 1998 FFO per share of 7.3x to 11.3x, with a mean of 9.5x and a median of 9.7x;

  . a range of share price as a multiple of estimated 1999 FFO per share of 6.7x to 9.7x, with a mean of 8.2x and a median of 8.3x;

  . a range of share price as a multiple of estimated 2000 FFO per share of 6.7x to 8.9x, with a mean of 7.7x and a median of 8.0x; and

  . a range of five-year compounded annual growth rates in FFO per share of 6.0% to 20.0%, with a mean of 11.0% and a median of 9.5%.

   By applying what Merrill Lynch considered to be the relevant range of multiples, this analysis yielded an implied range of values for APF shares of $6.83 to $8.65 on a diluted basis and prior to the reverse stock split.

   Although not relevant to or impacting on its fairness determinatrion with respect to the acquisition of CNL Restaurant Businesses or the Income Fund acquisitions, Merrill Lynch in connection with its oral delivery of the fairness opinions supplementally advised the APF Special Committee that over the period from June 1995 through August 1998 the APF comparable companies' median share price as a multiple of current year FFO per share was in a range of 9.5x to approximately 11.5x which, if applied to the estimated 1999 FFO per share of APF, would imply a per share value range of $8.65 to $10.47 on a diluted basis and prior to the reverse stock split.

   Discounted Cash Flow Analysis. Merrill Lynch performed discounted cash flow analyses on a stand- alone basis of APF based upon financial projections provided by APF's management. Utilizing these projections, Merrill Lynch calculated a range of equity values per share for APF based upon the present value of the sum of (a) APF's dividends per share from 1999 through 2003 and
(b) the projected terminal value of APF in 2003 calculated utilizing a range multiples of APF's projected FFO per share in such year. Applying discount rates ranging from 9.5% to 11.5% and terminal multiples of projected FFO per share ranging from 7.0x to 9.0x, Merrill Lynch calculated the implied equity value per APF Share in a range from $10.38 to $13.40 on a diluted basis prior to the reverse stock split. Merrill Lynch then calculated a range of equity values per APF Share based upon the present value of the sum of (a) APF's FFO per share from 1999 through 2003 and (b) the projected terminal value of APF in 2003 calculated utilizing a range multiples of APF's projected FFO per share in such year. Applying discount rates ranging from 9.5% to 11.5% and terminal multiples of projected FFO per share ranging from 7.0x to 9.0x, Merrill Lynch calculated the implied equity value per APF Share in a range from $11.32 to $14.41 on a diluted basis, prior to the reverse stock split. Merrill Lynch then calculated a range of equity values per APF Share based upon the present value of the sum of (a) APF's adjusted FFO per share from 1999 through 2003 and (b) the projected terminal value of APF in 2003 calculated utilizing a range multiples times APF's projected FFO per share in such year. Applying discount rates ranging from 9.5% to 11.5% and terminal multiples of projected FFO per share ranging from 7.0x to 9.0x, Merrill Lynch calculated the implied equity value per APF Share in a range from $11.30 to $14.40 on a diluted basis, prior to the reverse stock split.

   Pursuant to a letter agreement dated December 4, 1998, APF agreed to pay Merrill Lynch a fee on the date Merrill Lynch delivered its fairness opinions to the Special Committee as consideration for the rendering of the fairness opinions, and if reasonably requested by APF prior to consummation of the acquisition of the Income Funds, any bring-down opinions. In addition, APF agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with its services provided under such letter agreement, including the reasonable fees and disbursements of its legal counsel. APF also agreed to indemnify Merrill Lynch and certain affiliated persons against certain liabilities related to, based upon or arising out of its rendering of services under such letter agreement.

   Merrill Lynch is currently engaged by APF, as is Salomon Smith Barney, to act as underwriter or placement agent in connection with proposed equity financings for APF that may in the future be undertaken by APF and, if it acts in this capacity in connection with such financings, it will receive customary compensation for this service as provided under the terms of such engagement. In addition, Merrill Lynch was retained (1) in June 1998 by APF to act as financial advisor in connection with the review of certain strategic alternatives considered by APF and (2) in July 1998 by the CNL Financial Corporation and CNL Financial Services, Inc. to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities and has received fees for the rendering of such services. In addition, in the ordinary course of business, Merrill Lynch may in the future actively trade APF Shares for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

                        COMPARATIVE PER SHARE DATA

   The following tabulation reflects (a) the historical net income and book value per APF Share in comparison with the adjusted historical net income and book value per share after giving effect to property acquisitions and the acquisition of the CNL Restaurant Businesses, which we refer to as Combined APF, and the pro forma net income and book value per share after giving effect to the proposed acquisition of the 16 Income Funds, (b) the historical net income and book value per unit of each of the 16 Income Funds, in comparison with the equivalent pro forma net income and book value per APF Share attributable to the number of APF Shares which will be received by each of the Income Funds with respect to each of their outstanding units and assuming none of the Limited Partners elect to receive notes, and (c) the historical cash dividends per APF Share compared with the equivalent pro forma of the number of APF Shares each Income Fund will receive for each of its outstanding units times the cash dividend paid on each APF Share. The Historical per share information presented in this tabulation is derived from the Financial Statements of CNL American Properties Fund, Inc. presented on pages F-1 through F-35 of Exhibit F and the financial statements of each of the Income Funds presented on pages F-96 through F-469 of Exhibit F. The Historical Adjusted for Property Acquisitions and the Acquisition of CNL Restaurant Businesses and the Pro Forma per share amounts for CNL American Properties Fund, Inc. are derived from the unaudited pro forma financial statements presented on pages F-470 through F-488 of Exhibit F.

   The pro forma financial information below is for informational purposes only and does not purport to be indicative of APF's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated by the pro forma financial information. The pro forma financial information should not be viewed as predictive of APF's financial results or conditions in the future.

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
APF
  Net Income (Loss):
    Historical.......................................     $1.21       $(1.14)
    Combined APF.....................................      1.13         1.43
    Pro forma........................................      1.24         0.70
  Dividends:
    Historical(1)....................................      1.52         1.14
    Pro forma(1).....................................      1.52         1.14
  Book value:
    Historical.......................................     17.70        16.02
    Combined APF.....................................     16.41        16.02
    Pro forma........................................     17.49        17.25

CNL Income Fund, Ltd.
  Net Income:
    Historical.......................................     33.38        16.43
    Equivalent pro forma(2)..........................     23.51        13.32
  Distributions:
    Historical:
      From Income....................................     33.10        16.27
      From Sales of Properties.......................     19.55         0.00
      From Return of Capital.........................      4.15        10.43
                                                         ------       ------
                                                          56.80        26.70
                                                         ------       ------
    Equivalent pro forma(3)..........................     28.94        21.71
  Book Value:
    Historical.......................................    277.57       267.30
    Equivalent pro forma(2)..........................    333.06       328.50

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
CNL Income Fund II, Ltd.
  Net Income:
    Historical.......................................     34.67        25.43
    Equivalent pro forma(2)..........................     29.32        16.55
  Distributions:
    Historical:
      From Income....................................     34.30        25.22
      From Sales of Properties.......................     24.65         0.00
      From Return of Capital.........................      6.95         5.72
                                                         ------       ------
                                                          65.90        30.94
                                                         ------       ------
    Equivalent pro forma(3)..........................     35.94        26.95
  Book Value:
    Historical.......................................    352.82       347.31
    Equivalent pro forma(2)..........................    413.60       407.93
CNL Income Fund III, Ltd.
  Net Income:
    Historical.......................................     34.74        26.07
    Equivalent pro forma(2)..........................     25.50        14.40
  Distributions:
    Historical:
      From Income....................................     34.45        25.82
      From Sales of Properties.......................     29.55         0.00
      From Return of Capital.........................      5.55         4.18
                                                         ------       ------
                                                          69.55        30.00
                                                         ------       ------
    Equivalent pro forma(3)..........................     31.27        23.45
  Book Value:
    Historical.......................................    317.41       313.48
    Equivalent pro forma(2)..........................    359.79       354.85
CNL Income Fund IV, Ltd.
  Net Income:
    Historical.......................................     30.36        21.25
    Equivalent pro forma(2)..........................     27.22        15.37
  Distributions:
    Historical:
      From Income....................................     30.15        21.04
      From Sales of Properties.......................     20.55         0.00
      From Return of Capital.........................      9.85         8.96
                                                         ------       ------
                                                          60.55        30.00
                                                         ------       ------
    Equivalent pro forma(3)..........................     33.37        25.03
  Book Value:
    Historical.......................................    339.00       330.25
    Equivalent pro forma(2)..........................    384.01       378.74

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
CNL Income Fund V, Ltd.
  Net Income:
    Historical.......................................     30.90        24.76
    Equivalent pro forma(2)..........................     25.06        14.15
  Distributions:
    Historical:
      From Income....................................     30.70        24.54
      From Sales of Properties.......................     36.75         0.00
      From Return of Capital.........................      9.30         5.46
                                                         ------       ------
                                                          76.75        30.00
                                                         ------       ------
    Equivalent pro forma(3)..........................     30.73        23.05
  Book Value:
    Historical.......................................    324.54       319.30
    Equivalent pro forma(2)..........................    353.59       348.74
CNL Income Fund VI, Ltd.
  Net Income:
    Historical.......................................     43.16        39.06
    Equivalent pro forma(2)..........................     32.68        18.45
  Distributions:
    Historical:
      From Income....................................     44.25        33.75
      From Sales of Properties.......................      0.00         0.00
      From Return of Capital.........................      1.75         0.00
                                                         ------       ------
                                                          46.00        33.75
                                                         ------       ------
    Equivalent pro forma(3)..........................     40.06        30.04
  Book Value:
    Historical.......................................    408.50       413.81
    Equivalent pro forma(2)..........................    460.93       454.61
CNL Income Fund VII, Ltd.
  Net Income:
    Historical.......................................       .08          .06
    Equivalent pro forma(2)..........................       .07          .04
  Distributions:
    Historical:
      From Income....................................      0.08         0.06
      From Sales of Properties.......................      0.00         0.00
      From Return of Capital.........................      0.01         0.01
                                                         ------       ------
                                                           0.09         0.07
                                                         ------       ------
    Equivalent pro forma(3)..........................       .08          .06
  Book Value:
    Historical.......................................       .81          .81
    Equivalent pro forma(2)..........................       .92          .91

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
CNL Income Fund VIII, Ltd.
  Net Income:
    Historical.......................................      .09          .06
    Equivalent pro forma(2)..........................      .07          .04
  Distributions:
    Historical:
      From Income....................................     0.09         0.06
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.01         0.01
                                                          ----         ----
                                                          0.10         0.07
                                                          ----         ----
    Equivalent pro forma(3)..........................      .09          .07
  Book Value:
    Historical.......................................      .88          .87
    Equivalent pro forma(2)..........................     1.00          .99
CNL Income Fund IX, Ltd.
  Net Income:
    Historical.......................................      .65          .50
    Equivalent pro forma(2)..........................      .65          .37
  Distributions:
    Historical:
      From Income....................................     0.65         0.50
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.25         0.18
                                                          ----         ----
                                                          0.90         0.68
                                                          ----         ----
    Equivalent pro forma(3)..........................      .79          .60
  Book Value:
    Historical.......................................     8.35         8.17
    Equivalent pro forma(2)..........................     9.14         9.01
CNL Income Fund X, Ltd.
  Net Income:
    Historical.......................................      .47          .48
    Equivalent pro forma(2)..........................      .65          .37
  Distributions:
    Historical:
      From Income....................................     0.46         0.48
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.44         0.20
                                                          ----         ----
                                                          0.90         0.68
                                                          ----         ----
    Equivalent pro forma(3)..........................      .80          .60
  Book Value:
    Historical.......................................     8.34         8.14
    Equivalent pro forma(2)..........................     9.18         9.05

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
CNL Income Fund XI, Ltd.
  Net Income:
    Historical.......................................      .95          .56
    Equivalent pro forma(2)..........................      .67          .38
  Distributions:
    Historical:
      From Income....................................     0.91         0.56
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.00         0.10
                                                          ----         ----
                                                          0.91         0.66
                                                          ----         ----
    Equivalent pro forma(3)..........................      .83          .62
  Book Value:
    Historical.......................................     8.61         8.52
    Equivalent pro forma(2)..........................     9.51         9.38
CNL Income Fund XII, Ltd.
  Net Income:
    Historical.......................................      .65          .61
    Equivalent pro forma(2)..........................      .65          .37
  Distributions:
    Historical:
      From Income....................................     0.65         0.60
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.24         0.04
                                                          ----         ----
                                                          0.89         0.64
                                                          ----         ----
    Equivalent pro forma(3)..........................      .80          .60
  Book Value:
    Historical.......................................     8.75         8.72
    Equivalent pro forma(2)..........................     9.17         9.04
CNL Income Fund XIII, Ltd.
  Net Income:
    Historical.......................................      .62          .48
    Equivalent pro forma(2)..........................      .60          .34
  Distributions:
    Historical:
      From Income....................................     0.62         0.48
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.23         0.16
                                                          ----         ----
                                                          0.85         0.64
                                                          ----         ----
    Equivalent pro forma(3)..........................      .73          .55
  Book Value:
    Historical.......................................     8.44         8.28
    Equivalent pro forma(2)..........................     8.40         8.29

                                                                    Nine Months
                                                       Year Ended      Ended
                                                      December 31, September 30,
                                                          1998         1999
                                                      ------------ -------------
CNL Income Fund XIV, Ltd.
  Net Income:
    Historical.......................................      .71          .49
    Equivalent pro forma(2)..........................      .59          .33
  Distributions:
    Historical:
      From Income....................................     0.70         0.49
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.12         0.13
                                                          ----         ----
                                                          0.82         0.62
                                                          ----         ----
    Equivalent pro forma(3)..........................      .72          .54
  Book Value:
    Historical.......................................     8.77         8.65
    Equivalent pro forma(2)..........................     8.29         8.18
CNL Income Fund XV, Ltd.
  Net Income:
    Historical.......................................      .66          .47
    Equivalent pro forma(2)..........................      .57          .32
  Distributions:
    Historical:
      From Income....................................     0.65         0.46
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.15         0.14
                                                          ----         ----
                                                          0.80         0.60
                                                          ----         ----
    Equivalent pro forma(3)..........................      .70          .53
  Book Value:
    Historical.......................................     8.87         8.74
    Equivalent pro forma(2)..........................     8.07         7.96
CNL Income Fund XVI, Ltd.
  Net Income:
    Historical.......................................      .66          .45
    Equivalent pro forma(2)..........................      .59          .33
  Distributions:
    Historical:
      From Income....................................     0.66         0.44
      From Sales of Properties.......................     0.00         0.00
      From Return of Capital.........................     0.15         0.16
                                                          ----         ----
                                                          0.81         0.60
                                                          ----         ----
    Equivalent pro forma(3)..........................      .72          .54
  Book Value:
    Historical.......................................     8.71         8.56
    Equivalent pro forma(2)..........................     8.31         8.19

--------


(1) Reflects APF's historical dividend rate which is not expected to decrease.

(2) Pro forma amounts for APF, multiplied by the ratio of exchange, which represents the number of APF Shares the Income Fund will receive divided by the number of units outstanding.

(3) Historical amounts for APF, multiplied by the ratio of exchange.

        SELECTED HISTORICAL FINANCIAL DATA OF APF AND SUBSIDIARIES

   The following table sets forth selected financial information for APF and subsidiaries, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF APF AND SUBSIDIARIES" and the financial statements attached to this proxy statement as Exhibit F. The share data and per share data in the table reflect a one-for-two reverse stock split effective as of June 3, 1999.

                                                                                                          May 2, 1994
                                                                                                            (Date of
                               Nine Months Ended                                                           Inception)
                                 September 30,                      Year Ended December 31,                 through
                          ---------------------------- -------------------------------------------------- December 31,
                               1999           1998         1998         1997         1996        1995         1994
                          --------------  ------------ ------------ ------------ ------------ ----------- ------------
                                  (unaudited)
Revenues................  $   52,081,248  $ 29,065,110 $ 42,187,037 $ 19,457,933 $  6,206,684 $   659,131         --
Net earnings (loss).....     (43,328,326)   23,163,853   32,152,408   15,564,456    4,745,962     368,779         --
Cash distributions (1)..      43,496,424    26,460,446   39,449,149   16,854,297    5,436,072     638,618         --
Earnings (loss) per APF
 Share..................           (1.14)         0.97         1.21         1.33         1.18        0.39         --
Cash distributions
 declared per APF
 Share..................            1.14          1.14         1.52         1.49         1.41        0.62         --
Weighted average number
 of APF Shares
 outstanding (2)........      38,023,623    23,816,954   26,648,219   11,711,934    4,035,835     949,175         --
                                 September 30,                                  December 31,
                          ---------------------------- ---------------------------------------------------------------
                               1999           1998         1998         1997         1996        1995         1994
                          --------------  ------------ ------------ ------------ ------------ ----------- ------------
                                  (unaudited)
Total assets............  $1,024,851,814  $566,383,967 $680,352,013 $339,077,762 $134,825,048 $33,603,084   $929,585
Total stockholders'
 equity.................     696,733,093   551,905,382  660,810,286  321,638,101  122,867,427  31,980,648    200,000

--------

(1) Approximately 100%, 12%, 18%, 8%, 13% and 42% of cash distributions ($1.14, $0.14, $0.28, $0.11, $0.18 and $0.26 per APF Share) for the nine months ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997, 1996 and 1995, respectively, represent a return of capital in accordance with generally accepted accounting principles, or GAAP. Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net earnings, including deductions for depreciation expenses and the Advisor acquisition expense, on a GAAP basis. For the period May 2, 1994 (date of inception) through December 31, 1994, APF did not make any cash distributions because operations had not commenced.

(2) The weighted average number of APF Shares outstanding for the year ended December 31, 1995 is based upon the period APF was operational.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

             AND RESULTS OF OPERATIONS OF APF AND SUBSIDIARIES

   The following discussion relates to APF's financial condition and results of operations as of September 30, 1999.

   The following information, including, without limitation, the Year 2000 readiness disclosure and the quantitative and qualitative disclosures about market risk that are not historical facts, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements generally are characterized by the use of terms such as "believe," "expect" and "may." Although APF believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, APF's actual results could differ materially from those set forth in the forward-looking statements. Factors that might cause such a difference include:

  . changes in general economic conditions,

  . changes in real estate conditions,

  . availability of capital from borrowings under APF's credit facility,

  . the availability of other debt and equity financing alternatives,

  . increases in interest rates under APF's credit facility, mortgage warehouse facility, an additional line of credit and under any additional variable rate debt arrangements that APF may enter into in the future,

  . the ability of APF to refinance amounts outstanding under its credit facility at maturity on terms favorable to APF,

  . the ability of APF to locate suitable tenants for its restaurant properties and borrowers for its mortgage loans, and

  . the ability of tenants and borrowers to make payments under their respective leases, secured equipment leases or mortgage loans and the ability of APF to re-lease properties that are currently vacant or that become vacant.

Given these uncertainties, readers are cautioned not to place undue reliance on such statements.

Overview

   APF offers financial, development, advisory and other real estate services to operators of selected national and regional fast-food, family-style and casual-dining restaurant chains. As of September 30, 1999, APF's portfolio consisted of investments in 1,313 restaurant properties, diversified among more than 50 restaurant chains in 47 states.

   The financial results for the nine months ended September 30, 1999 and 1998 and the years ended December 31, 1998, 1997, and 1996 reflect the consolidated historical results of APF. During 1998, APF formed two wholly owned subsidiaries, which serve as the general partner and limited partner of a newly formed UPREIT, an operating partnership. As shown in the organizational charts below, APF expects eventually to place all restaurant properties currently owned by APF into the UPREIT and operate APF as a holding company which will conduct its business through this operating partnership called APF Partners, LP, or, as we have referred to it in this consent solicitation, the Operating Partnership. Upon listing the APF Shares with the NYSE, APF may use the Operating Partnership units, which mirror APF Shares and will be exchangeable into APF Shares on a one-for-one basis, as currency in acquisitions of restaurant properties in the future. APF's ability to acquire restaurant properties using Operating Partnership units may make acquisitions more attractive to potential sellers because under rules specified by the IRS the transactions may permit a tax deferral and would give the seller control over the timing of gain recognition and payment of federal income taxes. Management anticipates that the use of the Operating Partnership units will provide APF with additional acquisition opportunities.

   The following chart shows the structure of APF before the acquisitions of the CNL Restaurant Businesses and all 16 of the Income Funds. As shown in the chart, APF had six direct qualified REIT subsidiaries:

 . CFA Acquisition Corporation, which was a shell corporation that merged into the Advisor on September 1, 1999.

 . CFS Acquisition Corporation, which was a shell corporation that merged into CNL Financial Services, Inc. on September 1, 1999.

 . CFC Acquisition Corporation, which was a shell corporation that merged into CNL Financial Corporation on September 1, 1999.

 .  CNL Financial Services GP Corp., which serves as the general partner of CNL
   Financial Services, LP.

 .  CNL Financial Services, LP, which is a limited partnership into which CNL
   Financial Services, Inc. merged following the merger with CFS Acquisition Corp. described in the previous bullet.

 .  CNL APF GP Corp. which serves as the general partner of APF's Operating
   Partnership.

 .  CNL APF LP Corp. which serves as the limited partner of APF's Operating
   Partnership.

 . CNL APF Partners, L.P., APF's Operating Partnership, which, as previously described, is the entity through which APF conducts its business and is the entity into which any Income Funds approving the Acquisition will merge.

                                  [MAC CHART]

   The following chart shows the organization of APF following the acquisitions of the CNL Restaurant Businesses and all 16 of the Income Funds. As you can see, it reflects the results of the following:

  . CFA Acquisition Corporation has merged into the Advisor.

  . CFS Acquisition Corporation has merged into CNL Financial Services, Inc., and CNL Financial Services, Inc., has merged into CNL Financial Services, L.P.

  . CFC Acquisition Corporation has merged into CNL Financial Corporation, and, subsequently part of its assets were distributed to APF and the remaining parts of its assets were distributed to the Operating Partnership.

  . The Income Funds that have approved the Acquisition have merged into CNL
    APF Partners, L.P., the Operating Partnership.


                                 [CHART of CNL]

Liquidity and Capital Resources

   APF was formed in May 1994 and since inception has completed three separate public offerings of shares of common stock, the last of which was completed in December 1998. As of September 30, 1999, APF had received aggregate proceeds from its three offerings of approximately $750 million. As of September 30, 1999, APF had invested the aggregate net offering proceeds along with proceeds from its credit facilities to acquire 614 restaurant properties, to provide mortgage financing, to pay acquisition fees and to invest in franchised loan certificates.

   In March 1999, APF obtained a new unsecured revolving credit facility in an amount up to $200,000,000 with a group of commercial banks. APF uses the credit facility to acquire and develop properties and to fund mortgage loans and secured equipment leases. In conjunction with obtaining the credit facility, APF terminated and repaid the outstanding balance of approximately $12,600,000 under the previous line of credit. In June, 1999, APF and its lenders amended the credit facility to increase the borrowing amount up to $300,000,000. The interest rate on advances under the credit facility is determined according to
(i) a tiered rate structure up to a maximum rate of 200 basis points above LIBOR based upon APF's overall leverage ratio or (ii) the lenders' prime rate plus 0.25%, whichever APF selects at the time of the advance. APF obtained advances of $278,437,245 under the credit facility during the nine months ended September 30, 1999 and had an outstanding balance of $256,000,000 as of September 30, 1999. In connection with obtaining and amending the credit facility, APF incurred commitment fees, legal fees and closing costs of $3,548,744. As of September 30, 1999, the weighted average interest rate on the amount outstanding was 7.19% per annum. Interest incurred on prime rate advances on the credit facility is payable monthly. LIBOR rate advances have interest payment periods of one, two, three or six months, with interest payable at the end of the selected period, except for six month loans, on which interest is payable at the end of three and six months. The principal balance on all advances, together with all unpaid interest, is due in full upon termination of the facility on June 9, 2002. The terms of the agreement for the credit facility include financial covenants that provide for the maintenance of specified financial ratios. APF was in compliance with all such covenants as of September 30, 1999.

   In June 1999, in connection with the amended credit facility, APF entered into a new interest rate swap agreement. The purpose of the interest rate swap agreement is to reduce the impact of changes in interest rates on its floating rate credit facility. The agreement effectively changes APF's interest rate exposure on a notional amount of approximately $75,000,000 of the outstanding floating rate credit facility to a fixed rate of 6.17% per annum, as of September 30, 1999. APF is exposed to credit loss in the event of nonperformance by the other party to the interest rate swap agreement; however, APF does not anticipate nonperformance by the counterparty as they maintain long-term credit ratings of "A" or better as rated by Moody's or Standard & Poors. The effective interest rate for the outstanding balance of $256,000,000 as of September 30, 1999 as a result of the impact of the interest rate swap in the amount of $75,000,000 was 7.42% per annum.

   Under interest rate swaps, APF agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The table represents the notional amounts and expected interest rates that exist by contractual dates; the notional amount is used to calculate the payments to be exchanged under the contract. The variable rates are estimated based on implied forward rates in the yield curve at the reporting date.

                                            2000          2001         2002
                                        ------------  ------------  -----------
   Notional Amount..................... $114,610,000  $113,280,000  $80,760,000
   Average Pay Rate....................         6.41%         6.40%        6.48%
   Average Receive Rate................         6.00%         6.10%        6.25%

   Subsequent to September 30, 1999, APF obtained additional advances under its credit facility and an additional line of credit described below, to acquire additional restaurant properties.

   In August 1999, APF created a $500 million loan sale facility syndicated with two third parties. This facility permits APF to sell loans on a regular basis to a trust at an agreed upon advance rate. Upon the sale of such loans, APF acts as servicer for the loans. Immediately following the acquisition of the CNL Restaurant Financial Services Group on September 1, 1999, APF sold loans with an approximate principal balance of $300 million to the trust. APF took back a residual interest of $29,997,000, which is included in the accompanying consolidated balance sheet in other investments, and classified as a trading security. As of September 30, 1999, the carrying value of this residual interest approximated its fair market value.

   In connection with the merger on September 1, 1999 as described below, APF acquired an investment in franchise loan certificates in the amount of $6,323,879. The securities are classified as available for sale and carried at fair market value. The unrealized loss at September 30, 1999 was $215,934, and is shown as accumulated other comprehensive income/(loss) on the condensed consolidated balance sheet. APF is subject to market risk in the event the value of the underlying mortgages decline.

   In September 1999, APF acquired a $300 million mortgage warehouse facility. The warehouse facility provides APF the ability to provide mortgage financing to restaurant franchisees and periodically securitize the loans through the securitization market. The facility bears an interest rate of LIBOR plus 95 basis points per annum. As of September 30, 1999, APF had approximately $44 million outstanding under this warehouse facility. APF has initiated several interest rate swap agreements with which it hedges the mortgages funded under the warehouse facility. APF believes that its interest rate risk related to the warehouse facility has been mitigated by the use of interest rate swaps.

   On September 1, 1999, APF acquired the Advisor through the exchange of 100% of the outstanding shares of common stock of the Advisor for 3.8 million shares ($76,000,000 based on the exchange value) of APF's common stock. The acquisition of this entity was recorded under the purchase method of accounting. APF expensed $76,384,337, which represented the excess purchase price (plus costs incurred related to the acquisition) over the fair value of the net tangible assets acquired in accordance with generally accepted accounting principles under APB Opinion No. 16, "Business Combinations".

   In addition, on September 1, 1999, APF acquired the CNL Restaurant Financial Services Group through the exchange of 100% of the outstanding shares of common stock of these entities for 2.35 million shares ($47,000,000 based on the exchange value) of APF's common stock. The acquisition was recorded under the purchase method of accounting. APF recognized $50,042,048, which represented the excess purchase price (plus costs incurred related to the acquisition) over the fair value of the net tangible assets acquired as goodwill in accordance with generally accepted accounting principles. APF recorded amortization expense relating to goodwill of $208,509 as of September 30, 1999.

   Upon consummation of the mergers on September 1, 1999, all employees of the acquired entities became employees of APF, and any obligations for APF to pay the Advisor fees (such as acquisition fees and assets management fees) under the advisory agreement terminated.

   In addition, in October 1999, APF entered into a line of credit agreement in the amount of $147,000,000 which will expire in October 2002. The proceeds of the credit facility are intended to be used for property acquisitions. Borrowings under the line of credit bear interest at the rate of commercial paper plus 56 basis points per annum. The credit facility is collateralized by a pledge of mortgages on properties and an assignment of rents. Under the terms of the credit facility, APF is required to maintain certain financial ratios and other financial covenants.

   As consideration in its acquisition of the Advisor and the CNL Restaurant Financial Services Group, APF paid 6.15 million shares. Of the 6.15 million shares issued, 1.0 million are being held in escrow. The shares held in escrow will be released to the former stockholders of the Advisor and the CNL Restaurant Financial Services Group based on the value of the restaurant properties acquired, mortgage loans made and development projects completed by APF during the "escrow term." The "escrow term" began on September 1, 1999 and ends 18 months after the Company's shares are listed on the New York Stock Exchange. If the APF fails, during the escrow term, to acquire restaurant properties, make mortgage loans and complete development projects of at least $750 million in the aggregate, any shares remaining in escrow at the end of the escrow term will be returned to APF, and the former stockholders of the Advisor and CNL Restaurant Financial Services Group will no longer have any rights to such APF Shares. APF's Board of Directors may, in its reasonable discretion, extend the escrow term for an additional six months following the escrow term if it reasonably believes that it is in APF's best interest to do so. Management believes that the total number shares will be released from escrow during the term beyond a reasonable doubt, and therefore, the shares have been included in the acquisition price and included in issued and outstanding for financial reporting purposes, even though the unearned shares are held in escrow at September 30, 1999. As of September 30, 1999, approximately 33,000 shares have been released from escrow.

   At September 30, 1999 and December 31, 1998, APF had $5.7 million and $125.2 million, respectively, invested in short-term investments, including a certificate of deposit in the amount of $2 million at December 31, 1998. The decrease in the amount invested in short-term investments is primarily attributable to the purchase of restaurant properties during the nine months ended September 30, 1999.

   APF expects to meet its short-term liquidity requirements, other than for acquisition and development of restaurant properties and investment in mortgage loans and secured equipment leases, through cash flow provided by operating activities. APF believes that cash flow provided by operating activities will be sufficient to fund normal recurring operating expenses, regular debt service requirements and distributions to stockholders. To the extent that APF's cash flow provided by operating activities is not sufficient to meet such short-term liquidity requirements, as a result, for example, of unforeseen expenses due to tenants defaulting under the terms of their lease agreements, APF will use borrowings under its credit facility or additional line of credit.

   Due to the fact that APF leases its restaurant properties on a triple-net basis, meaning that tenants are generally required to pay all repairs and maintenance, property taxes, insurance and utilities, management does not believe that working capital reserves are necessary at this time. Management believes that the restaurant properties are adequately covered by insurance. In addition, APF has obtained contingent liability and property coverage. This insurance policy is intended to reduce APF's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to a restaurant property.

   APF expects to meet its other short-term liquidity requirements, including property acquisition and development and investment in mortgage loans and secured equipment leases, with additional advances under its credit facility, warehouse facility and additional line of credit. APF also intends to meet short-term liquidity requirements through using its warehouse facility to fund the acquisition of mortgage loans and use the proceeds from the sale of these mortgage loans to pay off the warehouse facility. In addition, once APF's common stock is listed on the NYSE or another national securities exchange or over-the-counter market, APF may obtain additional debt and equity financing.

   APF expects to meet its long-term liquidity requirements through short or long-term, unsecured or secured debt financing or equity financing. As of November 5, 1999, APF's only long-term liquidity requirement is the maturity of its credit facility in June 2002 and the additional line of credit in October 2002.

   During the nine months ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997 and 1996, APF generated cash from operations of $39.3 million, $26.5 million, $39.1 million, $17.1 million and $5.5 million, respectively. Based primarily on cash from operations, APF declared and paid distributions to its stockholders of $43.5 million, $26.5 million, $39.4 million, $16.9 million and $5.4 million, during the nine months ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997 and 1996, respectively. For the nine months ended September 30, 1999 and 1998, and for the years ended December 31, 1998, 1997 and 1996, approximately 100%, 12%, 18%, 8% and 13%, respectively, of the distributions received by stockholders represented a return of capital in accordance with GAAP. Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of a accumulated net earnings, including deductions for depreciation expenses, on a GAAP basis. Management anticipates that cash generated from operations will be sufficient to meet operating requirements and provide the level of stockholder distributions required to maintain APF's status as a REIT.

   During the nine months ended September 30, 1999, APF entered into agreements to acquire the Income Funds. In connection therewith, APF agreed to issue up to 27,343,243 APF Shares for the Income Funds. The acquisition of each Income Fund is contingent upon the following closing conditions: listing of the APF Shares on the NYSE, approval by APF's stockholders to increase the number of authorized shares of common stock, approval by a majority of the outstanding units held by Limited Partners of such Income Fund and the issuance of a new fairness opinion by Merrill Lynch if fewer than all of the Income Funds are acquired.

   On May 11, 1999, four Limited Partners, who asserted that they own units in CNL Income Fund through CNL Income IV, CNL Income Fund VI through CNL Income Fund VII and CNL Income Fund X through CNL Income Fund XVI, served a lawsuit against us and APF in connection with the proposed Acquisition of the Income Funds. The plaintiffs alleged that we breached our fiduciary duties and violated provisions of the Income Fund partnership agreements in connection with the proposed Acquisition of the Income Funds by APF. The plaintiffs sought unspecified damages and equitable relief. On July 8, 1999, the plaintiffs filed an amended complaint which includes allegations of aiding and abetting and conspiring to breach fiduciary duties, negligence and breach of duty of good faith against the individual defendants and seeks additional equitable relief. The amended complaint also added three additional plaintiffs. In addition, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Funds X, XI and XIII served a lawsuit against us and APF alleging that we breached our fiduciary duties and that APF aided and abetted our breach of fiduciary duties in connection with the Acquisition. The plaintiff sought unspecified damages and equitable relief. On September 23, 1999, the judge in both lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999, and the various defendants, including APF, have 45 days to respond to that complaint. We and the management of APF believe that the lawsuit is without merit and intend to defend vigorously against such claims.


Results of Operations

 Nine Months Ended September 30, 1999 Compared to Nine Months Ended September 30, 1998

   APF's revenues increased 79% for the nine months ended September 30, 1999 as compared to the same period in 1998. Revenues increased $23.0 million primarily as a result of the acquisition of restaurant properties and funding of mortgage loans totalling $268 million during the nine months ended September 30, 1999, compared to $169 million for the same period in 1998. APF continues to focus on providing net-lease and mortgage financing to restaurant chains and top franchisees of restaurant chains. As of September 30, 1999, approximately 93% of APF's tenants were either the franchisor or top franchisee in a particular chain based on sales. Weighted average base lease rates and mortgage rates on the new investments were 10.16% for the nine months ended September 30, 1999 as compared to 9.98% for the corresponding period in 1998. APF's growth has resulted in increased chain diversification as APF's tenants and borrowers include more than 50 restaurant chains compared to 38 at September 30, 1998. In addition, APF's investments in restaurant properties are geographically dispersed among 47 states at September 30, 1999, versus 37 states at September 30, 1998.

   In October 1998, Boston Chicken, Inc. and its affiliates, which at the time leased 28 Boston Market restaurant properties from APF, filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. Two additional Boston Market operators, which lease three additional Boston Market restaurant properties from APF, also filed voluntary petitions for bankruptcy protection. As a result of these bankruptcy filings, the tenants have the legal right to either reject or affirm one or more of their leases with APF. As of December 31, 1998, the tenants had closed 13 properties, had rejected 12 of the related leases and had continued making rental payments on the restaurant property that had been closed but whose lease had not been rejected. The rejected leases accounted for approximately three percent of APF's rental, earned and interest income for the year ended December 31, 1998. During the nine months ended September 30, 1999, APF re-leased four of the restaurant properties to new tenants. In each of April and August 1999, APF sold one of the restaurant properties to a third party, as described above, and reinvested the net sales proceeds in additional restaurant properties. In April 1999, one of the Boston Market tenants who had filed for bankruptcy during 1998, rejected the lease of an additional restaurant property. As of November 5, 1999, of the 28 restaurant properties remaining in APF's portfolio relating to these tenants, excluding the two restaurant properties sold in 1999, described above, four restaurant properties had been re-leased to new tenants, as described above, seven restaurant properties had been rejected, ceased making rental payments to APF and remained vacant, and 17 restaurant properties, including the restaurant property that was closed in October 1998 but has not been rejected, have continued to receive rental payments in accordance with their lease agreements. While the tenants have not rejected or affirmed the remaining 17 leases, there can be no assurance that some or all of these leases will not be rejected in the future. The lost revenues resulting from the seven vacant restaurant properties remaining in the portfolio whose leases were rejected and the possible rejection of the remaining 17 leases could have an adverse effect on the liquidity and results of operations of APF, if APF is unable to re-lease the restaurant properties in a timely manner. Currently, APF is actively marketing the seven restaurant properties with rejected leases to existing and prospective clients and local and regional restaurant operators.

   During the nine months ended September 30, 1999, one of APF's lessees, S&A Properties Corporation, contributed more than 10% of APF's total rental, earned, investment and interest income relating to its restaurant properties, mortgage loans, secured equipment leases and franchised loan certificates. In the event that any lessee, borrower or restaurant chain contributes more than 10% of APF's rental, earned, investment and interest income in future years, any failure of such lessees, borrowers or restaurant chains could materially affect APF's income.

   Operating expenses, including depreciation and amortization, increased to $94.5 million for the nine months ended September 30, 1999 compared to $5.9 million for the nine months ended September 30, 1998. Total operating expenses increased primarily as a result of a $76.4 million charge related to the cost incurred in acquiring the Advisor from a related party. In addition, the increase in expenses was a function of a larger restaurant property portfolio. Pursuant to the mergers, APF acquired the Advisor and became internally managed. Effective September 1, 1999, the advisory fee was replaced with the actual personnel and other operating costs associated with being internally managed. Costs relating to acquisitions and development activities have been capitalized in accordance with generally accepted accounting principles. The increase in operating expenses for the nine months ended September 30, 1999 was also partially due to the fact that APF incurred $1.1 million in transaction costs related to the mergers.

   As of September 30, 1999, 546 of APF's 614 leases, representing approximately 89% of its leases, provided an option that allows the tenant to purchase the property pursuant to a defined formula. Approximately 11% of these purchase options are currently exercisable. Generally, the purchase options are exercisable at the greater of fair market value or 120% of the cost of the restaurant property. APF does not expect the exercise, if any, of purchase options to be significant.

 The Years Ended December 31, 1998, 1997 and 1996

   As of December 31, 1998, net proceeds to APF from its three offerings and capital contributions, after deduction of stock issuance costs, totalled $670.3 million. As of December 31, 1998, APF had invested or committed for investment approximately $549.9 million of the net offering proceeds in 409 restaurant properties, and to provide mortgage financing to pay acquisition fees to the Advisor and to invest in franchised loan certificates.

   APF's revenues and net earnings increased over the three year period. Revenues increased to $42.2 million for the year ended December 31, 1998 from $19.5 million and $6.2 million for the years ended December 31, 1997 and 1996, respectively. The increase was primarily a result of increased acquisition of restaurant properties and funding of mortgage loans totalling $276.9 million during the year ended December 31, 1998, compared to $179.1 million and $68.9 million for 1997 and 1996, respectively. At December 31, 1998, approximately 88% of APF's tenants were either the franchisor or top franchisee in a particular restaurant chain based on sales. Weighted average base lease rates and mortgage rates on the new investments were 9.90% in 1998 as compared to 10.68% and 11.07% in 1997 and 1996, respectively. APF's growth has resulted in increased restaurant chain and geographic diversification. APF's tenants and borrowers include 38 restaurant chains at December 31, 1998 compared to 29 at December 31, 1997 and 13 at December 31, 1996. In addition, APF's restaurants were dispersed among 38 states at December 31, 1998 versus 35 at December 31, 1997 and 20 at December 31, 1996.

   The increase in investment and interest income to $5.9 million for the year ended December 31, 1998 compared to $1.9 million and $773,404 during 1997 and 1996, respectively, was primarily a result of higher cash and cash equivalent balances pending investment in restaurant properties and mortgage loans. APF's weighted average cash and cash equivalents balance for 1998 was $103.5 million compared to $42.1 million and $17.8 million in 1997 and 1996, respectively. This increased cash balance resulted from equity proceeds of $385.5 million raised during 1998 compared to $222.5 million in 1997 and $100.8 million in 1996. As a result of using all remaining net offering proceeds, during the quarter ended March 31, 1999, to acquire properties and fund mortgage loans, interest income it expected to decrease in future years.

   During 1998, one of APF's lessees, Foodmaker, Inc., contributed more than 10% of APF's total rental, earned income, investment and interest income relating to its restaurant properties, mortgage loans, secured equipment leases and franchise loan certificates. Foodmaker operates and franchises Jack in the Box restaurants. In addition, two restaurant chains, Golden Corral Family Steakhouse Restaurants and Jack in the Box, each accounted for more than 10% of APF's total rental, earned, investment and interest income relating to restaurant properties, mortgage loans, secured equipment leases and franchise loan certificates. In the event that any lessee, borrower or restaurant chain contributes more than 10% of APF's rental, earned income, investment and interest income in future years, any failure of such lessees, borrowers or restaurant chains could materially affect APF's income.

   Operating expenses, including depreciation and amortization, increased to $9.4 million during 1998 from $3.9 million in 1997 and $1.4 million in 1996. The increase in expenses was a function of a larger portfolio. Total assets increased to $680 million at December 31, 1998 from $339 million at December 31, 1997 and $135 million at December 31, 1996.

Year 2000 Readiness Disclosure

Overview of Year 2000 Problem

   The Year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the Year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

Information and Non-Information Technology Systems

   The information technology system of APF consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of the company are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. APF has no internally generated programmed software coding to correct, because substantially all of the software utilized by APF is purchased or licensed from external providers. The maintenance of non-information technology systems at APF's properties is the responsibility of the tenants of the properties in accordance with the terms of APF's leases.

The Y2K Team

   In early 1998, APF and its affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the Year 2000 problem. The Y2K Team consists of representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing Year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential Year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of APF's systems could have a potential Year 2000 problem.

   The information system of APF is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the Year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of APF.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which APF has material third party relationships. These third parties, in addition to the providers of information and non-information technology systems, consist of APF's transfer agent and financial institutions. APF depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently Year 2000 compliant or will be Year 2000 compliant prior to the Year 2000. Although the Y2K Team continues to receive positive responses from the companies with which APF has third party relationships regarding their Year 2000 compliance, APF cannot be assured that the third parties have adequately considered the impact of the Year 2000.

   In addition, the Y2K Team has requested documentation from APF's tenants and borrowers. As of September 30, 1999, the Y2K Team had received responses from approximately 34% of the tenants and borrowers. All of the responses were in writing. Of the tenants and borrowers responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. APF cannot be assured that the tenants and borrowers have adequately considered the impact of the year 2000. APF has also instituted a policy of requiring all new tenants and borrowers to indicate that their systems are Year 2000 compliant or are expected to be Year 2000 compliant prior to the Year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not Y2K compliant. In addition, the Y2K Team has identified and completed upgrades of software applications that were not Year 2000 compliant, although, APF cannot be assured that the upgrade solutions provided by the vendors have addressed all possible Year 2000 issues.

   As of September 30, 1999, the cost to APF for these upgrades and other remedial measures was approximately $5,000. All of this amount was incurred by CNL Fund Advisors, Inc. prior to its acquisition by APF. The Y2K Team does not expect that APF will incur any additional costs in achieving Year 2000 compliance. APF does not expect the aggregate cost of the Year 2000 remedial measures to have a material impact on its results of operations.

 Assessing the Risks to APF of Non-Compliance and Developing Contingency Plans

  Risk of Failure of Information and Non-Information Technology Systems Used by APF

   The Y2K Team believes that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by APF is the failure of one or more of these systems as a result of Year 2000 problems. Because APF's major source of income is rental payments under long-term triple-net leases and loan payments under mortgage loans and secured equipment leases, any failure of information or non-information technology systems used by APF is not expected to have a material impact on APF's results of operations. Even if such systems failed, the payments under APF's leases, mortgage loans and secured equipment leases would not be affected. In addition, the Y2K Team is expected to correct any Year 2000 problems within its control before the Year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the Year 2000 compliance of the information or non-information technology systems used by APF, the Y2K Team will develop a contingency plan if deemed necessary at that time.

  Risk of Inability of Transfer Agent to Accurately Maintain APF's Records

   The Y2K Team believes that the reasonably likely worst case scenario with regard to APF's transfer agent is that the transfer agent will fail to achieve Year 2000 compliance of its systems and will not be able to accurately maintain the records of APF. This could result in the inability of APF to accurately identify its stockholders for purposes of distributions, delivery of disclosure materials and transfers of common stock. The Y2K Team has received certification from APF's transfer agent of its Year 2000 compliance. Despite the positive response from the transfer agent, APF cannot be assured that the transfer agent has addressed all possible Year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which APF would maintain its stockholders records manually, in the event that the systems of the transfer agent are not Year 2000 compliant. APF would have to allocate resources to internally perform the functions of the transfer agent. APF does not anticipate that the additional cost of these resources would have a material impact on its results of operations.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   The Y2K Team believes that the reasonably likely worst case scenario with regard to APF's financial institutions is that some or all of APF's funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of APF's financial institutions indicating that their systems are currently Year 2000 compliant. Despite the positive responses from the financial institutions, APF cannot be assured that the financial institutions have addressed all possible Year 2000 issues. The loss of short-term liquidity could affect APF's ability to pay its expenses on a current basis. APF does not anticipate that a loss of short-term liquidity would have a material impact on its results of operations.

   Based upon the responses received from APF's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential Year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment by Tenants and Borrowers

   The Y2K Team believes that the reasonably likely worst case scenario with regard to the tenants under APF's leases and the borrowers under APF's mortgage loans and secured equipment leases is that some of the tenants or borrowers may make payments late as the result of the failure of the tenants or borrowers to achieve Year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' or borrowers' financial institutions to achieve Year 2000 compliance, or the temporary disruption of the tenants' or borrowers' businesses. The Y2K Team is in the process of requesting responses from APF's tenants and borrowers indicating the extent to which their systems are currently Year 2000 compliant or are expected to be Year 2000 compliant prior to the Year 2000. APF cannot be assured that the tenants and borrowers have addressed all possible Year 2000 issues. The late payment by one or more tenants or borrowers would affect APF's results of operations in the short-term. APF is not able to estimate the impact of late payments on its results of operations.

   The Y2K Team is also aware of predictions that the Year 2000 problem, if uncorrected, may result in a global economic crisis. The Y2K Team is not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of APF's tenants and borrowers to make rental and loan payments and, accordingly, could have a material impact on APF's results of operations.

   Because rental and loan payments are under the control of APF's tenants and borrowers, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rental or loan payments, APF will assess the remedies available to it under its lease agreements and loan agreements.

Quantitative and Qualitative Disclosures About Market Risk

   APF has provided fixed rate mortgage loans and equipment financing to borrowers. APF has also invested in franchised loan certificates with fixed and adjustable rates. Management believes that the estimated fair value of the mortgage loans, equipment financing and franchised loan certificates at September 30, 1999 approximated the outstanding principal amounts. APF is exposed to equity loss in the event of changes in interest rates. The following table presents the expected cash flows of principal that are sensitive to these changes as of September 30, 1999:

                                        Mortgage and
                                       equipment notes       Certificates
                                       --------------- -------------------------
                                                         Fixed
                                         Fixed Rates     Rates    Floating Rates
                                       --------------- ---------- --------------
1999..................................  $  2,469,338   $        0   $        0
2000..................................    30,533,329            0            0
2001..................................     4,832,038            0            0
2002..................................     5,638,018            0            0
2003..................................     5,763,820            0            0
Thereafter............................    72,075,420    9,514,215    6,568,839
                                        ------------   ----------   ----------
                                        $121,311,963   $9,514,215   $6,568,839
                                        ============   ==========   ==========

   A discussion of the interest rate risk associated with APF's interest rate swap agreements, is included under "Liquidity and Capital Resources."

Future Business Plans

   Subsequent to consummating the Acquisition, APF anticipates further increasing its line of credit to fund future growth. APF's unsecured revolving loan facility will be used as a warehousing line until a sufficiently large volume of investments is accumulated to warrant the issuance of equity securities or additional unsecured or secured financing.

   If market conditions permit, APF anticipates a public offering of APF Shares following completion of the Income Fund acquisitions. Management is unable to estimate the size or exact timing of that offering. In addition, as a result of the acquisition of the CNL Restaurant Businesses on September 1, 1999, APF has credit facilities with third parties representing aggregate borrowing capacity of $800 million, which will serve as APF's primary warehouse facilities for mortgage loans prior to securitization. These facilities will permit APF to sell loans on a regular basis to a trust at an agreed upon advance rate. APF will act as the servicer for such loans following the sale to the trust. In addition, after the Acquisition is completed, APF will seek an investment grade rating and will seek to complete a public unsecured debt offering by the end of the year 2000. APF believes that the combination of equity financing, conduit facilities, secured financing, unsecured revolving credit facility, unsecured debt offering and cash flow from operations will adequately provide the necessary financing for APF through the year 2000.

   APF expects to periodically securitize mortgage loans by issuing classes of trust certificates. Periodic securitization is an effective method for accessing capital and reducing debt on APF's balance sheet, and makes APF less dependent on the equity markets. APF anticipates holding non-related classes of the securitizations that management believes will enhance APF's return on capital. APF expects to use financial instruments to hedge against fluctuations in interest rate risk.

                                 APF'S BUSINESS

                                    General

Overview

   APF is a real estate investment trust that provides a full range of financial, development, advisory and other real estate services to operators of national and regional restaurant chains. Unlike a number of its competitors, APF has positioned itself in the restaurant industry as a provider of a complete range of restaurant financing options and development services. APF's ability to offer complete "turn-key," build-to-suit development services, from site selection to construction management, together with its ability to provide its clients with financing options, such as triple-net leasing, mortgage loans and secured equipment financing, makes APF a preferred provider for all the real estate related business needs of operators of national and regional restaurant chains. Relying on APF's senior management team, which has an average of more than 17 years of experience in the real estate and financial services industries, permits the restaurant chain or restaurant chain operator to focus on its core business objectives of operating its restaurant business while avoiding the distractions associated with the acquisition, construction, development and financing of additional restaurant properties. Throughout their years in the real estate and financial services industries, APF's management has entered into contractual, business relationships with national restaurant chains, such as, Applebee's, Arby's, Bennigan's(R), Black-eyed Pea, Burger King(R), Chevy's Fresh Mex, Darryl's, Denny's, Golden Corral, Ground Round, Houlihan's, Jack in the Box, KFC, Pizza Hut, Ruby Tuesday's, Steak and Ale(R) Restaurant, Taco Bell, T.G.I. Friday's and Wendy's, and with operators of national and regional restaurant chains such as S&A Properties Corporation, Foodmaker, Inc., Golden Corral Corporation, IHOP, and Chevy's Inc.

   Since APF's inception in 1994 through September 1999, APF raised approximately $750 million in three public offerings, the net proceeds of which have been used to acquire restaurant properties and to make mortgage loans. As of September 30, 1999, APF's portfolio consisted of investments in 1,313 restaurant properties. Of these restaurant properties APF has provided triple-net lease and/or mortgage financing on 707 restaurant properties, and holds a securitized mortgage interest in 606 properties.

   As discussed earlier in this information memorandum, on September 1, 1999, APF increased its financing and development capabilities and became a full-service restaurant REIT by acquiring the CNL Restaurant Businesses. Through triple-net leases and mortgage loans on restaurant properties, APF endeavors to structure its real estate investments in a manner that permits it to provide its stockholders with a stable annual return on their investment. APF's portfolio is diversified geographically, by restaurant chain, restaurant chain operator and investment type, with more than 50 restaurant chains and more than 125 operators of national and regional restaurant chains in 47 states as of September 30, 1999. APF's restaurant property portfolio includes national and regional brands that are leased to restaurant chain operators on a long-term triple-net lease basis, typically for 15 to 20 years. APF's current portfolio of triple-net leases has an average remaining lease term of 16 years, and its current portfolio of mortgage loans has an average remaining loan term of approximately 16 years.

   APF's address and telephone number are CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, telephone number (407) 540-2000.

Business Objectives and Strategies

   The following paragraphs describe the business objectives and strategies that APF currently employs and those that it will be able to employ as a result of the acquisition of the CNL Restaurant Businesses and the Income Funds. APF believes that these business objectives and strategies will enhance its financial position and increase results of operations.

     Providing a full range of real estate development and financing services to operators of national and regional restaurant chains. As a result of the CNL Restaurant Businesses acquisitions, APF is structured as a "one-stop shop" for real estate services and financial products that allows the operators of national and regional restaurant chains to concentrate on their core business of operating restaurants. APF provides operators of national and regional restaurant chains with a variety of financing options such as triple-net leasing, mortgage financing and secured equipment financing. APF is able to provide restaurant property development services such as site selection, due diligence, construction management and build-to-suit development to operators of national and regional restaurant chains. APF seeks to be perceived by operators of national and regional restaurant chains as a long-term business partner that provides all of their real estate financing and development needs. The acquisition of the Advisor also provides APF with a strategic alliance with CNL Advisory Services, Inc. through which it will have a right of first refusal to provide financing for restaurant properties in connection with any merger or acquisition with respect to which CNL Advisory Services, Inc. is providing advisory services. See "-- Strategic Alliance with CNL Advisory Services, Inc.," below.

     Focusing on strong, recognized brand name operators of national and regional restaurant chains. APF believes that one of the reasons for its success has been its focus on servicing operators of national and regional restaurant chains. As of September 30, 1999, approximately 93% of APF's tenants were either the franchisor or top franchisee based on sales of the particular restaurant chain. APF's management believes that, due to the continuing consolidation of the national and regional restaurant chain industry, it has additional growth opportunities through the financing of restaurant chains' acquisitions and development. APF's focus on operators of national and regional restaurant chains also reduces its exposure to risks such as tenant defaults. In addition to being better capitalized and more diversified, an operator of a large restaurant chain of numerous restaurants is better equipped than an operator of a small restaurant chain to absorb the financial repercussions of an unprofitable or underperforming restaurant and is more likely than smaller restaurant chain operators to remain financially reliable and to adhere to their contractual obligations to APF, whether for a lease, a mortgage or a secured equipment loan.

     Structuring for long-term, stable cash flows. APF's restaurant properties generally are leased on a long-term basis, generally 15-20 years, and are structured as triple-net leases through which the tenant bears responsibility for substantially all property costs and expenses associated with ongoing maintenance and operation, including utilities, property taxes, insurance and roof and structural repairs. Further, APF acquires restaurant properties that are subject to an existing lease which reduces the risks inherent in initial leasing. These factors combine to yield stable cash flows for APF's restaurant property investments.

     APF's mortgage loans are similarly structured to provide consistent returns. The mortgage loans are normally structured with a 15 to 20 year base term and bear interest at a targeted premium over the prevailing treasury bond rate. The mortgage loans contain strict operating covenants, including a requirement to maintain a fixed charge coverage ratio of 1.20 and a prohibition on the borrower to own an interest in or operate any other restaurant in the same chain within a three mile radius of the property, and are fully amortizing. In addition, the borrower may not amend the organizational documents or management agreement of the property without prior written consent of APF. The fixed charge coverage ratio is calculated by dividing the earnings before interest, taxes, depreciation and amortization, or EBITDA, and adding back in rent obligation, by the debt service. Therefore, in order to have a fixed charge coverage ratio of 1.2, a borrower must have $1.20 in EBITDA plus the rent obligation, for every $1.00 of debt service. A borrower's failure to meet its fixed charge coverage ratio is a technical default, but not a payment default. If such failure occurs, APF may determine whether or not to place the borrower in default and pursue remedies provided in the mortgage loan agreement. APF will often modify the frequency with which the borrower is monitored, or adjust the covenants in the loan, rather than declare the borrower to be in default.

      Maintaining high-quality acquisition and development pipelines. As a one-stop shop for operators of national and regional restaurant chains, APF is able to tailor its services, ranging from turn-key, build-to-suit development to mortgage financing, to provide exactly the real estate services that its clients need. This range of services has allowed APF to develop strategic relationships with operators of national and regional restaurant chains which, in turn, has lead to a steady pipeline of restaurant property acquisition and development opportunities. APF's pipeline for restaurant property financing includes a combination of new construction, refinancing by operators of their existing restaurant properties or portfolios and purchasing existing triple-net leased restaurant properties. APF's current financing commitments with operators of national and regional restaurant chains either through triple-net lease financing or mortgage loan financing are $424 million.

      Applying proven underwriting standards. APF performs extensive due diligence before investing in a restaurant property and will apply strict conservative underwriting criteria to all potential acquisitions and financings. APF evaluates factors such as restaurant-level profitability, restaurant chain operator experience, the position of the restaurant chain in the industry overall, local market conditions, fixed charge coverage ratios, underlying property value, physical condition of the restaurant property and environmental considerations. APF also evaluates the financial strength of the tenant, borrower, if different from the tenant, and, if applicable, guarantor to assess the availability of alternate sources of payment in the event that a tenant or borrower defaults on its obligations to APF. APF's investments generally have full tenant or borrower recourse, and many of APF's leases and mortgage loans also have terms that give APF recourse to guarantors who are owners or affiliates of the tenant or borrower.

      Maintaining diversification. As of September 30, 1999, APF's real estate investments are comprised of 1,313 restaurant properties which are diversified geographically, by restaurant chain, restaurant chain operator and investment type. APF's management has focused on diversifying APF's investments to mitigate risk and impact returns positively through the following methods:

       Geographic Diversification. APF's restaurant property portfolio is geographically diverse with investments in restaurant properties located in 47 states as of September 30, 1999.

       Restaurant Chain Diversification. APF's portfolio contains restaurant properties operated by many different restaurant chains. As of September 30, 1999, APF had investments in more than 50 restaurant chains. Major restaurant chains included in the portfolio are Applebee's, Arby's, Bennigan's(R), Black-eyed Pea, Burger King(R), Chevy's Fresh Mex, Darryl's, Denny's, Golden Corral, Ground Round, Houlihan's, Jack in the Box, KFC, Pizza Hut, Ruby Tuesday's, Steak and Ale(R), Taco Bell, T.G.I. Friday's and Wendy's.

       Restaurant Chain Operator Diversification. APF focuses its investments in restaurant properties operated by top franchisors and franchisees of national brands in the restaurant chain industry. As of September 30, 1999, approximately 93% of APF's tenants were the franchisor or top franchisee based on sales of the particular restaurant chain.

       Investment Type Diversification. APF further diversifies its risk profile by offering a variety of financial services to its operators of national and regional restaurant chains including triple-net lease financing, mortgage financing and secured equipment financing.

      Managing and Monitoring Investments. As a result of the acquisition of the Advisor, APF assumed responsibility for its day-to-day operations, including actively managing its restaurant property portfolio and administering its investments. APF monitors property level issues including restaurant sales, real estate taxes, assessments and insurance payments and actively analyzes diversification, reviews tenant/borrower financial statements and restructures investments in the case of underperforming and non-performing investments. APF believes that the active management of its investments is responsible, in large part, for the high tenant occupancy rate for APF's restaurant properties. As of September 30, 1999, APF's restaurant properties were approximately 99% leased.

      Capitalizing on leverage to enhance growth. With regard to incurring debt, APF's objective, set by its Board of Directors, is to maintain debt-to-total assets ratio of less than 45%. As of September 30, 1999, APF's debt-to-total assets ratio was approximately 30% and, assuming APF acquired all of the Income Funds as of that date, APF's debt-to-total assets ratio would have been approximately 21%. APF believes that this capital structure combined with its predictable cash flows will permit it to continue to procure attractive debt and equity financing.

Competitive Advantages

   APF believes it has competitive advantages that enable it to be selective with respect to real estate investment opportunities. These advantages, listed below, will enable APF to meet its investment objectives of stockholder distributions, growth and enhanced stockholder value.

  . Size. The acquisition of the CNL Restaurant Businesses and the Income
    Funds will position APF as one of the largest REITs in the United States providing financing to the restaurant industry and restaurant property services. APF believes that its large capitalization will permit it to obtain capital from numerous sources at competitive rates.

  . Variety of Financing Options. Because APF has a modest amount of leverage, APF is in a favorable position to borrow funds at competitive rates to expand its portfolio while maintaining a conservative capital structure. APF's ability to borrow and to securitize its mortgage loans will enable it to continue to acquire additional restaurant properties without the necessity of accessing the equity capital markets by selling additional capital stock and exposing current stockholders to potential dilution. APF's UPREIT structure with the Operating Partnership also provides it with additional potential access to capital through the sale of the Operating Partnership's units.

  . Established Relationships with Clients. Through its acquisition of the CNL Restaurant Businesses, APF has enhanced its strong tenant relationships and contacts with potential future tenants and mortgage loan recipients. APF's management believes that its long-standing relationships with its clients gives APF the opportunity to provide additional restaurant property services and financial products to such clients for their future business needs.

  . Broad Array of Products and Services. Established in-house acquisition, development and financing capabilities provide APF with a competitive advantage over most other triple-net lessors and traditional real estate lenders that typically provide more limited scope of services to their prospective restaurant clients. APF believes that its ability to provide operators of national and regional restaurant chains with a variety of financing alternatives, site-selection and development services, as well as providing merger and acquisition advisory services through CNL Advisory Services, Inc., will provide APF with a competitive advantage in the restaurant finance business.

  . Experienced Management. APF's acquisition of the CNL Restaurant
    Businesses provides it with a senior management team with an average of more than 17 years of experience in developing and operating restaurant properties and in real estate finance and capital markets. APF believes that its management team has a specialized ability to invest in and manage restaurant real estate that will decrease APF's investment risk and enhance stockholders' returns.

Strategic Alliance with CNL Advisory Services, Inc.

   As part of its acquisition of the Advisor, APF assumed the Advisor's rights and obligations under a strategic alliance the Advisor entered into with CNL Advisory Services, Inc., a wholly owned subsidiary of CNL Group, Inc., which advises operators of national and regional restaurant chains on the merger and acquisition of restaurant businesses. Under the terms of the agreement between CNL Advisory Services, Inc. and the Advisor, APF has a right of first refusal to provide financing for restaurant properties in connection with any merger or acquisition with respect to which CNL Advisory Services, Inc. is providing advisory services. APF did not attempt to acquire CNL Advisory Services, Inc. because the income generated by CNL Advisory Services, Inc. does not qualify under the gross income tests for a REIT. APF believes, however, that the agreement with CNL Advisory Services, Inc. will generate additional financing opportunities for APF and further enhance its relationships with operators of national and regional restaurant chains.

Evaluation of Investment Opportunities

   Restaurant properties acquired by APF are undeveloped, newly constructed or existing restaurant properties. The average age of the buildings in APF's property portfolio is approximately 7 years. In addition,

APF generally acquires restaurant properties for which there is an existing lease in order to avoid the risks inherent in initial leasing.

   In addition to acquiring restaurant properties, APF also provides mortgage loans to operators of national and regional restaurant chains. APF endeavors to structure the mortgage loans so that the returns are comparable to the returns that APF receives on its triple-net leases. To a lesser extent, APF offers secured equipment leases to operators of national and regional restaurant chains pursuant to which APF will finance, through direct financing leases or loans, the furniture, fixtures and equipment located at the restaurant properties. This service is traditionally provided as an accommodation to APF's tenants.

   APF evaluates each of its investment opportunities through the following departments:

  . Acquisitions. This department is responsible for originating new investments with, and maintaining relationships within, the restaurant chain industry. Through September 30, 1999, APF and the Advisor originated a total of $2.2 billion in triple net-leases and mortgage loans in the restaurant chain industry. In analyzing potential restaurant property acquisitions and investments, APF carefully underwrites each aspect of the transaction, including the tenant or borrower, the real estate and the lease or mortgage loan, to satisfy the acquisition criteria and enhance the value of returns as described below.

        To seek creditworthy tenants and borrowers--Each potential tenant or borrower is subjected to an extensive evaluation of its credit, management, ranking in the industry, operating history and profitability. APF seeks clients who have established credit. APF may also seek a letter of credit or guaranty of lease or loan obligations from the tenant's or borrower's corporate parent providing additional financial security.

        To ensure economic benefits from the leases--Generally, clauses are included in the leases providing for increases in rent over the term of the leases. The increases are scheduled rental increases, a percentage of gross sales above a specific level or tied to indices such as the consumer price index.

        To obtain lease provisions that protect value--As appropriate, APF attempts to include provisions in its leases that require its consent for specified tenant activities or the satisfaction of specific operating tests. These provisions include, for example, operational and financial covenants, prohibitions on a change of control, and indemnification from the tenant against environmental and other contingent liabilities. These provisions enable APF to protect its investment from operational and financial changes that could impact the client's ability to satisfy its obligations or could reduce the value of the restaurant properties.

  . Underwriting. This department performs detailed underwriting of individual restaurant operators as well as restaurant chains. APF believes that its conservative underwriting has led to its historically low default and loss experience.

   APF's investment committee, which is comprised of senior management, functions as a separate and final step in the investment approval process. As part of the underwriting process, APF's investment committee independently evaluates each investment opportunity. As a transaction is structured, it is evaluated for its expected financial returns, creditworthiness of the tenant, the real estate characteristics, guarantors or other collateral, and the lease or mortgage loan terms. As one of the industry leaders in triple-net lease financing and mortgage loan origination, APF has proven systems in place to enable it to effectively underwrite tenant or borrower financings.

  . Development Services. This group provides a full range of real estate development services, including market evaluation, site selection, due diligence, construction management and turn-key, build-to-suit development. The development services group provides APF with a pipeline of restaurant property financing transactions by overseeing the initial development of sites for the client and establishing a relationship with the client at the start of its use of the restaurant property.

  . Asset Management. This group is comprised of restaurant property real estate and servicing specialists who monitor and manage the portfolio of real estate and the real estate financings as well as any secured equipment financing. The asset management group seeks to optimize the performance of the current portfolio of restaurant properties through timely dispositions and favorable lease modifications. It also monitors payment receipts, property tax and insurance compliance, administers underperforming and non-performing investments and oversees dispositions and tenant substitutions. The asset management group is also responsible for performing due diligence in advance of purchasing restaurant properties, interfacing with legal counsel and other third-party service providers, and tracking the performance of tenants and restaurant concepts to identify potential concerns in advance of default.

  . Finance/Treasury. This group is responsible for securitizing APF's mortgage loan portfolios in the capital markets and ensuring that APF has adequate capital sources and lending capacity to continue to develop APF's triple-net lease and mortgage loan business. Additionally, this group is responsible for SEC compliance and financial and tax reporting.

                        Financial Products and Services

Triple-Net Lease Restaurant Properties

   Description of Restaurant Properties. The following table provides information by restaurant chain with respect to the restaurant properties owned and leased on a triple-net basis by APF as of September 30, 1999. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present the annualized rental revenues for a 12 month period. APF has not included any contingent rental income in the calculation of annualized total rental revenue. APF believes that its presentation of the annualized total rental revenue provides you with the most current, accurate portrait of APF's triple-net lease business.

                         Total Number of Average Age                    Percent of
                           Restaurant    of Building Annualized Total  Total Rental
Restaurant Chain           Properties      (years)   Rental Revenue(1)   Revenue
----------------         --------------- ----------- ----------------- ------------
Chevy's Fresh Mex.......        26           1.4        $ 6,389,000        10.0%
Jack in the Box.........        62           1.6          6,281,000         9.9
Golden Corral...........        49           1.9          6,117,000         9.6
IHOP....................        43           2.6          5,248,000         8.2
Bennigan's..............        22          14.4          3,996,000         6.3
Burger King.............        36          10.7          3,833,000         6.0
Steak and Ale Restau-
 rant...................        20          20.7          3,395,000         5.3
Arby's..................        34           3.8          2,451,000         3.8
Boston Market(2)........        28           2.4          2,436,000         3.8
Darryl's................        15          17.6          2,348,000         3.7
Applebee's..............        16           3.4          2,265,000         3.6
Big Boy.................        28          11.1          2,234,000         3.5
Pollo Tropical..........        11           4.7          1,780,000         2.8
Black-eyed Pea..........        26           4.5          1,758,000         2.8
Denny's.................        15          10.1          1,578,000         2.5
Ground Round............        13          18.3          1,419,000         2.2
Other...................       170           8.0         10,164,000        16.0
                               ---                      -----------       -----
  Total.................       614                      $63,692,000       100.0%
                               ===                      ===========       =====

--------

(1) APF has straight -lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with GAAP. Excludes original base rental income of $608,000 attributable to nine restaurant properties, including the restaurant properties discussed in footnote 2, which have terminated their leases. Also excludes base rental income attributable to 58 restaurant properties under construction at September 30, 1999.

(2) In October and November 1998, tenants of 29 Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, six of these restaurant properties remain closed, two have been sold, five have been re-leased and APF continues to receive lease payments on the remaining 16 restaurant properties. APF is actively marketing these restaurant properties for re-lease or sale.

   As of September 30, 1999, APF leased on a triple-net basis 614 restaurant properties in 40 states and substantially all of the restaurant properties were being leased. All nonperforming restaurant properties owned by APF are actively being marketed for either re-lease or sale. Assuming that the acquisition of all of the Income Funds had occurred on September 30, 1999, APF would own 1,176 restaurant properties available for triple-net leasing located in 45 states.

   APF typically either acquires, owns and manages freestanding restaurant properties leased to, or makes mortgage loans to, operators of national and regional restaurant chains. The restaurant properties typically are located within intensive commercial traffic corridors near traffic generators such as regional malls, business developments and major thoroughfares. APF's management believes that restaurant properties with these characteristics are desired by tenants because they offer high visibility to passing traffic, ease of access, tenant control over the site's hours of operation and maintenance standards and distinctive building design which promotes greater customer identification. In addition, APF's management believes that freestanding restaurant properties permit tenants to open new restaurants quickly, due to the short development cycles generally associated with such restaurant properties, and provide tenants with flexibility in responding to changing retail trends.

   The buildings on the restaurant properties owned by APF or with respect to which APF extends mortgage loans are generally of the current design of the restaurant chain. The restaurants are generally rectangular buildings and are constructed from various combinations of stucco, steel, wood, brick and tile. Buildings generally range from 1,000 to 12,700 square feet, with the larger restaurants having a greater seating and equipment area. Building and site preparation vary depending upon the size of the building and the site and the area in which the restaurant is located. As of September 30, 1999, buildings and site preparation costs ranged from $168,000 to $2,692,000 for each restaurant. All buildings owned by APF or with respect to which APF extends mortgage loans are freestanding and surrounded by paved parking areas.

   Description of Leases. Initial lease terms for the restaurant properties typically are, or are expected to be, 15 to 20 years, with up to five renewal options for five year periods. As of September 30, 1999, the average remaining initial lease term with respect to APF's 614 restaurant properties was approximately 16 years. Leases accounting for 61.9% of annualized base rent for restaurant properties owned as of September 30, 1999, have initial lease terms extending until at least December 31, 2014.

   The following table shows the number of leases in APF's restaurant property portfolio which expire each calendar year through the year 2014, as well as the number of leases which expire after December 31, 2014. The table does not reflect the exercise of any of the renewal options provided to the tenant under the terms of such leases. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF has not included any contingent rental income in the calculation of annualized total rental revenue.


                             Lease Expiration Table

                                                              Annualized Total
                                                                   Rental
                                                                 Revenue(1)
                                                             -------------------
Year                                                  Number   Amount    Percent
----                                                  ------ ----------- -------
2000.................................................  --    $       --     -- %
2001.................................................  --            --     --
2002.................................................    2       213,000    0.3
2003.................................................    1        85,000    0.1
2004.................................................    1        69,000    0.1
2005.................................................    8       893,000    1.4
2006.................................................    7       625,000    1.0
2007.................................................  --            --     --
2008.................................................    2       144,000    0.2
2009.................................................    2        97,000    0.2
2010.................................................   10     1,001,000    1.6
2011.................................................   27     2,668,000    4.2
2012.................................................   37     4,905,000    7.7
2013.................................................   46     4,763,000    7.5
2014.................................................   72     8,805,000   13.8
Thereafter...........................................  390    39,424,000   61.9
                                                       ---   -----------  -----
  Totals(2)..........................................  605   $63,692,000  100.0%
                                                       ===   ===========  =====

--------
(1) APF has straight-lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with generally accepted accounting principles.

(2) Excludes the leases of nine restaurant properties with aggregate original base rental income of $608,000, including seven Boston Market restaurant properties, which had been terminated as of September 30, 1999. As of November 30, 1999, APF had re-leased one of the seven Boston Market restaurant properties. APF is actively marketing the restaurant properties for re-lease or sale. Also excludes base rental income attributable to 58 restaurant properties under construction at September 30, 1999.

   As of September 30, 1999, leases in APF's restaurant property portfolio representing approximately 37% of base rent include periodic contractual increases in base rent only; leases representing approximately 14% of base rent include percentage rent provisions only; and leases representing approximately 48% of base rent include both contractual increases in base rent and percentage rent provisions. The contractual increases in base rent and the percentage rent formulas are generally tied to increases in indices such as the consumer price index, participation in gross sales above a stated level, mandated rental increases on specific dates or by other methods. Leases which provide for increases in annual base rent do so on a periodic basis. The first such increase generally occurs after five years of the lease term. These increases generally range in amount from 2% to 15% after every five years of the lease term. Since all of APF's restaurant properties were acquired in 1995 or thereafter, a significant number of such contractual rent increases will not become effective until 2000 or later. In addition, for those restaurant properties that provide for the payment of percentage rent, such rent is generally in the range of 4% to 8% of the tenant's annual gross sales, less the amount of annual base rent payable in that lease year. For the nine months ended September 30, 1999, APF recognized percentage rent of $158,547, representing less than 0.4% of total revenues.

   APF's leases are triple-net leases that provide for the tenants to bear responsibility for substantially all of the costs and expenses associated with the ongoing maintenance and operation of the leased properties, including utilities, property taxes and insurance. APF's leases generally also provide that the tenants are responsible for roof and structural repairs. Structural repairs generally are repairs and improvements required by law, long-term capital items such as roof repair or replacement, and, in limited cases, replacement of heating and air conditioning systems. It is not possible, however, in all instances to completely insulate APF, which ultimately may, under some of its leases, bear some of the costs and expenses normally associated with property ownership. APF's management expects APF will be able to pay these expenses through retained cash from operations or borrowings.

   Lease provisions relating to casualty loss and condemnation vary among APF's leases. The leases on restaurant properties generally obligate the tenant to repair and restore the restaurant property or to substitute another restaurant property for the damaged or condemned restaurant property. Under the leases of the remaining restaurant properties, APF generally is required to repair or restore a restaurant property in the event of casualty loss or condemnation, although it is entitled to casualty insurance proceeds, including proceeds, if any, for loss of rent, or condemnation proceeds in such circumstances. To the extent that the tenant may abate its rent payments pending the repair or restoration of a restaurant property and such abatement is not offset by insurance proceeds, APF's rental income may be adversely affected. In a number of APF's leases, the tenant may terminate its lease upon casualty or condemnation. In substantially all of these leases, the tenant's right to terminate the lease is conditioned on one or more of the following factors: (1) the damage or the taking being of a material nature; (2) the damage or taking occurring within the last few years of the lease term and the tenant not exercising its option to extend the lease; or (3) the period of time necessary to repair the premises exceeding a specified number of months.

   A substantial number of APF's leases include purchase options in favor of the tenant, generally at no less than fair market value, or a right of first refusal if APF should seek to sell a restaurant property. Also, a tenant generally may assign its lease or sublet the property without APF's approval, although the tenant typically remains liable under the lease and the guarantor, if any, typically remains liable under its guaranty subsequent to assignment or sublease. The tenant may also have the right, under specified circumstances, to substitute a comparable property for a property leased from APF.

Mortgage Financing

   APF also provides mortgage loans to operators of national and regional restaurant chains. Upon the acquisition of the CNL Restaurant Financial Services Group on September 1, 1999, APF significantly increased its financing capabilities and added securitization capabilities. As of September 30, 1999, through its acquisition of the CNL Restaurant Financial Services Group, APF originated more than $700 million in mortgage loans, of which $561 million had been securitized. As of September 30, 1999, APF had $224 million of signed commitments to originate mortgage loans.

   APF's management believes that the criteria for investing in the mortgage loans are substantially the same as those involved in APF's investments in its triple-net lease restaurant properties. Therefore, APF uses the same underwriting criteria as described above in "--General--Evaluation of Investment Opportunities."

   Generally, APF's management structures its mortgage loans so that the rate of return and the maturity of the mortgages are similar to those of the leases. The borrower is responsible for all of the expenses of owning the building and improvements, as with the triple-net leases, including expenses for insurance and repairs and maintenance. The mortgage loans are fully amortizing loans, generally over a period of 15 to 20 years, with payments of principal and interest due monthly. The interest rates charged under the terms of the mortgage loans are fixed over the term of the loan and generally are comparable to, or slightly lower than, lease rates charged to tenants for the restaurant properties.

                           APF After the Acquisition

The Restaurant Properties

   Assuming that APF acquired all of the Income Funds as of September 30, 1999, APF would have owned and leased on a triple-net basis 1,176 restaurant properties of which 562 would have been acquired from the Income Funds. The restaurant properties would be leased on a triple-net basis to more than 140 tenants, operated by more than 70 different restaurant chains, located in 45 states and approximately 98% leased as of September 30, 1999. The average age of the buildings on restaurant properties in the portfolio would be approximately 7.8 years.

   The following table provides information by restaurant chain for restaurant properties owned and leased on a triple-net basis by APF, assuming that the acquisitions of the Income Funds occurred on September 30, 1999. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF believes that its presentation of the annualized total rental revenue provides you with the most current, accurate portrait of APF's triple-net business.

   APF has straight-lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with generally accepted accounting principles. Annualized total rental revenue excludes original base rental income of $2,056,000 attributable to 24 restaurant properties, including the Boston Market and Long John Silver's restaurant properties discussed below. Annualized total rental revenue also excludes base rental income attributable to 58 restaurant properties under construction at September 30, 1999.

                               Total Number  Average   Annualized
                                    of       Age of       Total     Percent of
                                Restaurant  Buildings    Rental    Total Rental
Restaurant Chain                Properties   (years)    Revenue      Revenue
----------------               ------------ --------- ------------ ------------
Golden Corral.................      110        5.4    $ 14,503,000     13.1%
Jack in the Box...............      111        4.4      11,121,000     10.0
Burger King...................       93       11.2       8,627,000      7.8
Chevy's Fresh Mex.............       28        1.6       6,847,000      6.2
Denny's.......................       69       10.4       6,789,000      6.1
IHOP..........................       51        2.8       6,453,000      5.8
Hardee's......................       77        7.1       5,422,000      4.9
Bennigan's....................       23       14.5       4,161,000      3.8
Steak and Ale Restaurant......       20       20.7       3,395,000      3.1
Boston Market.................       40        2.7       3,386,000      3.1
Arby's........................       43        4.8       3,123,000      2.8
Shoney's......................       29        7.9       2,689,000      2.4
Darryl's......................       17       17.9       2,592,000      2.3
Long John Silver's............       40        7.8       2,527,000      2.3
Applebee's....................       16        3.4       2,265,000      2.1
Other.........................      409        9.1      26,811,000     24.2
                                  -----               ------------    -----
  Total.......................    1,176               $110,711,000    100.0%
                                  =====               ============    =====

   The tenants of two restaurant chains have filed voluntary petitions for bankruptcy. In October and November 1998, tenants of 38 Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, eight of these restaurant properties remain closed, three restaurant properties have been sold, seven restaurant properties have been re-leased and APF and the relevant Income Funds continue to receive lease payments on the remaining 20 restaurant properties.

The tenant of 36 Long John Silver's restaurant properties has also filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, three of these restaurant properties remain closed, five restaurant properties have been sold, nine restaurant properties have been re-leased and the Income Funds continue to receive lease payments on the remaining 19 restaurant properties. APF and the relevant Income Funds are currently actively marketing these closed restaurant properties to existing and prospective clients and believe that their prospects for re-leasing vacant restaurant properties are good.

   Since the acquisition of one Income Fund is not dependent upon the acquisition of any other Income Fund, it is possible that APF would not acquire all of the Income Funds. Consequently, after the Income Fund acquisitions, APF will not necessarily own all of the restaurant properties listed above.

   The following table provides the same material restaurant property information by tenant for APF, assuming APF acquired all of the Income Funds on September 30, 1999. To calculate annualized total rental revenue, APF used for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF has not included any contingent rental income in its calculation of annualized total rental revenue.

   APF has straight-lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with generally accepted accounting principles. Annualized total rental revenue excludes original base rental income of $2,056,000 attributable to 24 restaurant properties, including the Boston Market and Long John Silver's restaurant properties discussed above. Annualized total rental revenue also excludes base rental income attributable to 58 restaurant properties under construction at September 30, 1999.

                                       Total     Average               Percent
                                     Number of   Age of    Annualized  of Total
                                     Restaurant Buildings Total Rental  Rental
Tenant                               Properties  (years)    Revenue    Revenue
------                               ---------- --------- ------------ --------
Golden Corral Corporation..........      100       5.4    $ 12,845,000   11.6%
Foodmaker, Inc. ...................      106       4.6      10,880,000    9.8
S & A Properties Corporation.......       43      17.4       7,556,000    6.8
Chevy's, Inc. .....................       27       1.5       6,635,000    6.0
IHOP Corp. ........................       50       2.8       6,320,000    5.7
Phoenix Restaurant Group, Inc. ....       65       8.6       5,849,000    5.3
CKE Restaurants, Inc. .............       66       6.8       4,744,000    4.3
Burger King Corporation............       39      14.0       3,694,000    3.3
Houlihan's Restaurants, Inc. ......       22      19.5       3,532,000    3.2
Carrols Corporation................       28      10.4       3,202,000    2.9
Restaurant Management Services,
 Inc. .............................       34      11.1       2,436,000    2.2
Boston Chicken, Inc. ..............       20       2.4       2,418,000    2.2
RTM, Inc. .........................       30       4.6       2,272,000    2.0
Advantica Restaurant Group, Inc. ..       23       7.8       2,165,000    2.0
Other..............................      523       8.4      36,163,000   32.7
                                       -----              ------------  -----
  Total............................    1,176              $110,711,000  100.0%
                                       =====              ============  =====

                           Other Business Information

The Food Service Industry

   The food service industry, as defined by the U.S. Department of Commerce, is one of the largest sectors of the nation's economy. During 1998, the industry generated an estimated $338.4 billion of revenue, representing over 4% of the Gross Domestic Product of the United States.

   The food service industry is typically divided into three major food segments: commercial, institutional and military. The commercial food service sector includes full-service and fast-food restaurants, cafeteria/buffet restaurants, social caterers and ice cream/yogurt retail stores. Within the restaurant industry, the fast-food group is typically defined as those restaurants perceived by consumers as fast-food or take-out establishments without table service, specializing in pizza, chicken, hamburgers and similar food items. Full-service restaurants include those in the family, steak and casual dining sections that have table service and generally have a broader selection of menu items with longer preparation times than do fast-food restaurants. Although these segments can be further differentiated by price, it is consumer perception, as well as average meal price, that influences how individual restaurant chains are categorized.

   APF's business is focused exclusively on the restaurant industry. According to the 1999 National Restaurant Association Pocket Factbook, the restaurant industry sales have grown at an average annual rate of 7.6% since 1970. The restaurant industry continues to grow, and there are now 815,000 restaurants in the United States. Restaurant sales are expected to reach $354 billion in 1999. Favorable demographics continue to contribute to what the National Restaurant Association predicts will be the eighth straight year of sales growth in 1999. Dining out in the United States is becoming the norm with dual-career incomes and more people working longer hours. Consider these facts from the National Restaurant Association:


                      Dramatic Rise in Restaurant Sales
                                  since 1970

                      Food and Drink Sales (in Billions)

                                    [CHART]

 Restaurants--An Integral Part of Our Daily Life

  . In recent years, almost half of all adults (46%) were restaurant patrons on a typical day.

  . In an average month, 78% of U.S. households use some form of carry-out or delivery of food.

  . In 1999, consumers are expected to spend an average of $970 million per day on food prepared away from home.

 Restaurants--An Integral Part of Our Nation's Economy

  . Restaurant industry sales are forecasted to advance 4.6% in 1999 and equal more than 4% of the U.S. Gross Domestic Product.

  . Restaurant industry sales have grown at an average annual rate of 7.6% since 1970. Today, restaurants are projected to reach over $350 billion in sales.

 Restaurants--The Number One Retail Employer

  . More than 10.2 million people are employed in the restaurant industry, with total restaurant employment projected to be 12 million by 2006.

  . The restaurant industry provides work for 8% of those employed in the United States.

   As the restaurant chain industry has matured, APF has seen a trend toward consolidation which offers opportunities for APF to provide its restaurant property service and financing to leading franchisors which are accounting for the majority of the growth in the industry. During the past decade, restaurant chains have increased market position in comparison to independent restaurant companies by achieving economies of scale and by developing strong brand equity. Much of the chains' market share gains in the past came at the expense of small, independent operators, who tended to be less sophisticated and less focused on new restaurant development. The top chains may face greater chain-versus-chain competition, however, rather than chain-versus-independent competition. APF's target market remains national and regional franchisors and franchisees within the top 200 restaurant operating companies. The top 100 restaurant chains have increased their share of restaurant units from 25% in 1980 to 32% of current U.S. units, and their revenues have increased in the same period from 40% to 48% of total current domestic revenues.

   According to NPD Recount, a national consulting group which specializes in the restaurant industry, restaurant chains having three or more properties accounted for approximately 47% of all restaurants in the United States in 1997. The majority of these properties are fast food restaurants, with others generally in the full service segment. Of the 210,000 chain restaurants having an identified restaurant concept as of December 31, 1997, approximately 117,500 were within the 100 largest restaurant chains. Each of these restaurant chains had 1997 projected total system-wide sales exceeding $182 million. According to Nation's Restaurant News, the top 200 restaurant chains represented 42% of restaurant properties. According to the National Restaurant Association, fast-food restaurants experienced a 5.6% increase in overall sales and full-service restaurants experienced a 5.3% increase in 1998.

   Growth in the fast-food, family-dining and casual-dining sectors of the restaurant industry are expected to remain strong for several reasons, but primarily because the income of households continues to rise through the maturation of the baby boomers as well as the number of women working outside the home. Today's dual income lifestyle in American families continues to be the norm. Consequently, the need for convenience food outside the home continues to grow.

Restaurant Finance Industry

   The restaurant finance industry has changed significantly in the past 20 years. In many respects this change has coincided with the maturation of the franchising business in the restaurant industry and the increasing use of debt securitization in the capital markets. Restaurants were viewed as high-risk investments by lenders. As a result, financing options were limited to local banks or loans or equity investments from friends and family. The development of marketing, brand identification and delivery systems in major chain restaurants has dramatically reduced the failure rate of restaurants over the last two decades. In the early 1990's, companies began to recognize the strengthening profile of franchisees and franchise systems. Investment vehicles were designed to pool and securitize restaurant loans. This securitization process has increased the capital available to franchisees, especially smaller franchisees, and has fueled much of the consolidation in the restaurant industry over the past three years. As a result, a number of new competitors have entered the restaurant finance arena.

   Over the past six years, the total volume of commercial mortgage backed securities has grown to more than $290 billion and is the fastest-growing source of capital in the real estate market. APF's acquisition of the CNL Restaurant Financial Services Group increased APF's ability to originate mortgage loans, securitize those loans when market conditions are suitable, and retain the servicing rights. APF's management believes that the economics of the securitizations will permit APF to focus on and capitalize on financing opportunities existing in a low interest rate environment. However, as interest rates rise, restaurant chain operators will tend to prefer triple-net lease financing. The ability to originate both triple-net lease and debt financing will allow APF to provide restaurant chain operators with flexible financing options in a changing economic environment.

Environmental Matters

   APF will undertake a third-party Phase I investigation of potential environmental risks when evaluating an acquisition. A "Phase I investigation" is an investigation for the presence or likely presence of hazardous substances or petroleum products under conditions which indicate an existing release, a post release or a material threat of a release. A Phase I investigation does not typically include any sampling. Where warranted, further assessments are performed by third-party environmental consulting and engineering firms. APF may acquire a restaurant property with environmental contamination, subject to a determination of the level of risk and potential cost of remediation. APF generally will require restaurant property tenants to fully indemnify it against any environmental problem or condition existing as of the date of purchase and will obtain environmental insurance for any contaminations on restaurant properties. In some instances, APF will be the assignee of or successor to the buyer's indemnification rights. Additionally, APF will generally structure its leases to require the tenant to assume all responsibility for environmental compliance or environmental remediation and to provide that non-compliance with environmental laws be deemed a lease default.

Insurance

   Under their leases, APF's tenants generally are responsible for providing adequate insurance on the restaurant properties. APF believes its restaurant properties are covered by adequate fire, flood, liability and property insurance provided by reputable companies. Some of the restaurant properties, however, are not covered by disaster-type insurance with respect to certain hazards, such as earthquakes, for which coverage is not available or available only at rates which, in the opinion of APF, are prohibitive.

Competition

   In general, the fast-food, family-style and casual dining restaurant business is characterized by intense competition. The operators of the restaurants located on the restaurant properties will compete with independently owned restaurants, restaurants which are part of local or regional chains and restaurants in other well-known national chains, including those offering different types of food and service.

   Many successful fast-food, family-style and casual dining restaurants are located in "eating islands," which are areas to which customers tend to return frequently and within which they can diversify their eating habits, because in many cases the presence of some local competition may enhance the restaurant's success instead of detracting from it. Fast-food, family-style and casual dining restaurants frequently experience better operating results when there are other restaurants in the same area.

   APF's ability to offer complete "turn-key," build-to-suit development services, from site selection to construction management, together with its ability to provide clients with financing options, such as triple-net leasing, mortgage loans and secured equipment financing, allows APF to be a preferred provider for all the real estate related business needs of operators of national and regional restaurant chains. Specifically APF has positioned itself in the restaurant industry as a provider of a complete range of restaurant financing options and development services. In addition, APF believes that it will be able to finance its growth from numerous sources at competitive rates. APF believes that its principal competitors include U.S. Restaurant Properties, Inc., Franchise Finance Corporation of America, Inc. and Realty Income Corporation.

Regulation of Mortgage Loans and Equipment Leases

   APF's mortgage loans and secured equipment leases may be subject to regulation by federal, state and local authorities and subject to various laws and judicial and administrative decisions imposing various requirements and restrictions, including:

     .  regulating credit granting activities

     .  establishing maximum interest rates and finance charges

     .  requiring disclosures to customers

     .  governing secured transactions and

     . setting collection, repossession, claims handling procedures and other trade practices.

   In addition, certain states may have enacted legislation requiring the licensing of mortgage bankers or other lenders, and these requirements may affect APF's ability to effectuate its mortgage loans and secured equipment leases. Whether APF can operate in these or other jurisdictions may be dependent upon a finding by the appropriate authority in the jurisdiction of financial responsibility, character and fitness of APF. APF may determine not to make mortgage loans or enter into secured equipment leases in any jurisdiction in which it believes APF has not complied in all material respects with applicable requirements.

Franchise Regulation

   Many states regulate the franchise or license relationship between a tenant/franchisee and a restaurant chain. APF will not be an affiliate of any restaurant chain, and is not currently aware of any states in which the relationship between APF as lessor and the tenant will be subjected to those regulations, but it will comply with such regulations in the future, if required. Additionally, restaurant chains which franchise their operations are subject to regulation by the Federal Trade Commission.

Employees

   APF currently employs approximately 135 individuals, none of whom are covered by collective bargaining agreements. APF believes that its relationship with its employees is good.

Legal Proceedings

   On May 11, 1999, four Limited Partners, who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd., served a lawsuit, originally filed on April 22, 1999, against the general partners and APF in the Circuit Court of the Ninth Judicial Circuit of Orange County, Florida, alleging that the general partners breached their fiduciary duties and violated the provisions of the partnership agreements of the Income Funds in which the plaintiffs hold units in connection with the proposed acquisition of the Income Funds. The plaintiffs claimed to represent the Limited Partners in all of the 16 Income Funds. The plaintiffs sought unspecified damages. In addition, the plaintiffs sought equitable relief that would enjoin the proposed acquisition of the Income Funds. On July 8, 1999, the plaintiffs served an amended complaint that, in addition to naming three additional plaintiffs, includes allegations of aiding and abetting and conspiring to breach fiduciary duties, negligence and breach of duty of good faith against the individual defendants and seeks additional equitable relief. With the addition of the three new plaintiffs, the seven plaintiffs asserted that among them they owned units in CNL Income Fund V, Ltd. as well as the other 13 Income Funds named in the initial filing of the lawsuit. As amended, the case is captioned Jon Hale, Mary J. Hewitt, Charles A. Hewitt, Gretchen M. Hewitt, Bernard J. Schulte, Edward M. and Margaret Berol Trust, and Vicky Berol
v. James M. Seneff, Jr., Robert A. Bourne, CNL Realty Corporation, and CNL American Properties Fund, Inc., Case No. CIO-99-0003561.

   On June 23, 1999, a Limited Partner, who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd., filed a lawsuit against the general partners and APF, Ira Gaines, individually and on behalf of a class of persons similarly situated, v. CNL American Properties Fund, Inc., James M. Seneff, Jr., Robert A. Bourne, CNL Realty Corporation, CNL Fund Advisors, CNL Financial Corporation a/k/a CNL Financial Corp., CNL Financial Services, Inc. and CNL Group, Inc., Case No. CIO 99-3796, in the Circuit Court of the Ninth Judicial Circuit of Orange County, Florida, alleging that the general partners breached their fiduciary duties and that APF aided and abetted the general partners' breach of fiduciary duties in connection with the Income Fund acquisition. The plaintiff claimed to represent the Limited Partners in all of the 16 Income Funds. The plaintiffs are seeking unspecified damages. In addition, the plaintiffs are seeking equitable relief that would enjoin the proposed acquisition of the Income Funds. The plaintiff is seeking unspecified damages. In addition, the plaintiff is seeking equitable relief that would enjoin the proposed Income Fund acquisition.

   On September 23, 1999, Judge Lawrence Kirkwood, who is the judge assigned to the two lawsuits, entered an order consolidating the two cases under the caption In re CNL Income Funds Litigation, Case No. CIO 99-3561. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended compliant on November 8, 1999, and the various defendants, including APF, have 45 days to respond to that consolidated complaint. The consolidated and amended class action complaint makes the same allegations as the two original complaints and seeks the same relief, and, in that complaint, the plaintiffs continue to claim to represent the Limited Partners of all 16 Income Funds. Currently the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X Ltd. through CNL Income Fund XVI, Ltd.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                         OPERATIONS OF THE INCOME FUNDS

   "Management's Discussion and Analysis of the Financial Condition and Results of Operations" of each Income Fund is included below. References to the "Income Fund," the "general partners" and the "Limited Partners" are references to the relevant Income Fund, that Income Fund's general partners and that Income Fund's Limited Partners, respectively. References to "we," "our" and "us" are references to the relevant Income Fund's general partners. References to the "Acquisition" refer to the acquisition by APF of the Income Funds. Complete financial statements for each of the Income Funds for the years ended December 31, 1996, 1997 and 1998 are attached as Exhibit F to the proxy statement.

   Statements contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of each Income Fund, including, without limitation, the Year 2000 compliance disclosure, that are not historical facts may be forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the actual results of the Income Fund could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include the following: changes in general economic conditions, changes in real estate conditions, APF's ability to successfully manage the restaurant properties it will acquire as a result of the Income Fund acquisitions and the ability of tenants of those restaurant properties to make payments under their respective leases.

          SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                     Year Ended December 31,
                          --------------------- -------------------------------------------------------
                             1999       1998       1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ---------- ---------- -----------
                               (unaudited)
Revenues (1)............  $  808,758 $  855,891 $1,153,824 $1,333,000 $1,389,308 $1,290,567 $ 1,358,871
Net income (2)..........     492,884    846,100  1,001,437  1,248,757  1,083,109    962,102   1,208,576
Cash distributions
 declared (3)...........     800,946  1,436,486  1,703,468  1,264,884  1,264,884  1,264,883   2,279,123
Net income per unit
 (2)....................       16.27      27.97      33.09      41.24      35.75      31.75       39.91
Cash distributions
 declared per unit (3)..       26.70      47.88      56.78      42.16      42.16      42.16       75.97
GAAP book value per
 unit ..................      267.30     281.29     277.57     300.97     301.51     307.57      317.66
Weighted average number
 of Limited Partner
 units outstanding......      30,000     30,000     30,000     30,000     30,000     30,000      30,000
                              September 30,                          December 31,
                          --------------------- -------------------------------------------------------
                             1999       1998       1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ---------- ---------- -----------
                               (unaudited)
Total assets............  $8,484,409 $8,869,412 $8,760,926 $9,500,078 $9,479,777 $9,668,878 $10,857,414
Total partners'
 capital................   8,018,957  8,438,664  8,327,019  9,029,050  9,045,177  9,226,952   9,529,733

--------
(1) Revenues include equity in earnings of joint ventures.

(2) Net income for the nine months ended September 30, 1998 and the year ended December 31, 1998 includes $235,804 from gain on sale of land and building. In addition, net income for the years ended December 31, 1997 and 1996, includes $233,183 and $19,000, respectively, from gains on sale of land and buildings.

(3) Distributions for the nine months ended September 30, 1998 and the year ended December 31, 1998 include $586,300 and for the year ended December 31, 1994 include $861,500 as a result of the distribution of a portion of the net sales proceeds from the sales of restaurant properties.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
               AND RESULTS OF OPERATIONS OF CNL INCOME FUND, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 26, 1985, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 17 restaurant properties, which included interests in two restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. For the nine months ended September 30, 1999 and 1998, the Income Fund generated cash from operations of $707,588 and $799,653. The decrease in cash from operations for the nine months ended September 30, 1999 is primarily a result of changes in income and expenses and changes in working capital.

   In July 1999, the Income Fund entered into a promissory note with the corporate general partner for a loan in the amount of $21,000 in connection with the operations of the Income Fund. The loan was uncollateralized, non-interest bearing and due on demand. As of September 30, 1999, the Income Fund had repaid the loan in full to the corporate general partner. In addition, in October 1999, the Income Fund entered into a promissory note with the corporate general partner for a loan in the amount of $101,000 in connection with the operations of the Income Fund. The loan is uncollateralized, non-interest bearing and due on demand.

   In October 1999, the Income Fund sold its restaurant property in Kent Island, Maryland to a third party for $875,000 and received net sales proceeds of approximately $820,500, resulting in a gain of $315,649 for financial reporting purposes. In connection with the sale, the Income Fund also received $50,000 from the former tenant in consideration of the Income Fund's releasing the tenant from its obligation under the terms of its lease. The Income Fund intends to reinvest the net sales proceeds in an additional restaurant property. We believe that the transaction, or a portion of the transaction, relating to the sale of this restaurant property and the reinvestment of the proceeds will be structured to quality as a like-kind exchange transaction for federal income tax purposes.

   Currently, rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the Limited Partners. At September 30, 1999, the Income Fund had $159,163 invested in such short-term investments, as compared to $252,521 at December 31, 1998. The funds remaining at September 30, 1999 will be used to pay distributions and other liabilities.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund generated cash from operations of $1,033,789, $1,316,816, and $1,132,688. The decrease in cash from operations during 1998, as compared to 1997, and the increase during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital during each of the respective years.

   Cash from operations during the years ended December 31, 1998, 1997, and 1996 was also affected by the following.

   In August 1996, the Income Fund entered into a lease amendment with the tenant of the restaurant property in Mesquite, Texas, to provide for lower initial base rent with scheduled rent increases retroactively effective March 1996. In anticipation of entering into this lease amendment, the Income Fund accepted a promissory note in March 1996 in the amount of $156,308 for past due rental and other amounts, and real estate taxes previously paid by the Income Fund on behalf of the tenant. Payments were due in 60 monthly installments of $3,492, including interest at a rate of 11 percent per annum, and collections commenced on June 1, 1996. Receivables at December 31, 1996, included $150,787 of such amounts, which includes accrued interest of $5,657 and late fees of $1,222. During 1997, the Income Fund collected the full amount of the promissory note.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In June 1996, the Income Fund sold a small, undeveloped portion of the land relating to its restaurant property in Mesquite, Texas. In connection with the sale, the Income Fund received net sales proceeds of $20,000 and recognized a gain for financial reporting purposes of $19,000. Proceeds from the sale were used for operating activities.

   During 1996 and 1997, the Income Fund entered into various promissory notes with the corporate general partner for loans totalling $83,100 and $133,000 in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1997, the Income Fund had repaid the loans in full to the corporate general partner.

   In August 1997, the Income Fund sold its restaurant property in Casa Grande, Arizona, to a third party for $840,000 and received net sales proceeds of $793,009, resulting in a gain of $233,183 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1986 and had a cost of approximately $667,300, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $128,400 in excess of its original purchase price. In October 1997, the Income Fund reinvested the majority of the net sales proceeds in a restaurant property in Camp Hill, Pennsylvania. The Income Fund used the remaining net sales proceeds to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners. The transaction, or a portion of it, relating to the sale of the restaurant property in Casa Grande, Arizona, and the reinvestment of the majority of the net sales proceeds in a restaurant property in Camp Hill, Pennsylvania, qualified as a like-kind exchange transaction for federal income tax purposes.

   In addition, in August 1997, Seventh Avenue Joint Venture in which the Income Fund owned a 50 percent interest sold its restaurant property to its tenant for $950,000 and received net sales proceeds of $944,747. As a result, the Income Fund had a gain to the joint venture of approximately $295,100 for financial reporting purposes. The restaurant property was originally acquired by Seventh Avenue Joint Venture in June 1986 and had a total cost of approximately $770,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold the restaurant property for approximately $177,400 in excess of its original purchase price. During 1997, as a result of the sale of the restaurant property, the joint venture was dissolved in accordance with the joint venture agreement. As a result, the Income Fund received approximately $472,400, representing its proportionate share of the net sales proceeds received by the joint venture. In October 1997, the Income Fund reinvested a portion of these net sales proceeds in a Ground Round restaurant property in Camp Hill, Pennsylvania. In December 1997, the Income Fund reinvested the remaining net sales proceeds in a restaurant property located in Vancouver, Washington, as tenants-in-common with our affiliates. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In April 1998, the Income Fund sold its restaurant property in Kissimmee, Florida, to the tenant for $680,000 and received net sales proceeds of $661,300. As a result, the Income Fund had a gain of $235,804 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1987 and had a cost of approximately $475,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold this restaurant property for approximately $185,900 in excess of its original purchase price. In connection with the sale, the Income Fund incurred a deferred, real estate disposition fee of $20,400. Payment of the real estate disposition fee is subordinated to receipt by the Limited Partners of the cumulative 10% preferred return plus their adjusted capital contributions. The Income Fund distributed $586,300 of the net sales proceeds as a special distribution to the Limited Partners and made the remaining net sales proceeds available to pay Income Fund liabilities. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale. As December 21, 1999, none of the net sales proceeds received from the sale of this property remain undistributed.

   None of the restaurant properties owned by the Income Fund or any joint venture in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowings from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations of the Income Fund. The Income Fund will not encumber any of the restaurant properties in connection with any borrowings or advances. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use for the payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $252,521 invested in such short-term investments as compared to $184,130 at December 31, 1997. The increase in cash and cash equivalents is primarily due to the Income Fund not reinvesting all of the net sales proceeds received from the sale of the restaurant property in Kissimmee, Florida in April 1998. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, will be used for the payment of distributions and other liabilities.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, for the nine months ended September 30, 1998, proceeds from the sale of a restaurant property, and for the nine months ended September 30, 1999, the loan of $10,000 received from the corporate general partner in October 1999, the Income Fund declared distributions to Limited Partners of $800,946 for the nine months ended September 30, 1999 and $1,436,486 for the nine months ended September 30, 1998, or $266,982 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $26.70 per unit for the nine months ended September 30, 1999 and $47.88 per unit for the nine months ended September 30, 1998, or $8.90 per unit for each of the quarters ended September 30, 1999 and 1998. The distribution for the nine months ended September 30, 1998, included $586,300 of net sales proceeds from the sale of the restaurant property in Kissimmee, Florida. This special distribution was effectively a return of a portion of the Limited Partners' investment. However, in accordance with the Income Fund agreement, $216,361 was applied towards the Limited Partners' ten percent preferred return and the balance of $369,939 was treated as a return of capital for purposes of calculating the Limited Partners' ten percent preferred return. As a result of this return of capital, the amount of the Limited Partners' invested capital contributions, which generally is the Limited Partners' capital contributions, less distributions from the sale of a restaurant property that are considered to be a return of capital, was decreased. Therefore, the amount of the Limited Partners' invested capital contributions on which the ten percent preferred return is calculated was lowered accordingly. As a result of the sale of the restaurant property, the Income Fund's total revenues were reduced, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distribu-tions of net cash flow were adjusted.

   No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, except for $369,939 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $465,452 at September 30, 1999, from $433,907 at December 31, 1998, primarily as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. The increase in liabilities at September 30, 1999 was partially offset by a decrease in amounts due to related parties at September 30, 1999, as compared to December 31, 1998. To the extent that liabilities at September 30, 1999 exceed cash and cash equivalents at September 30, 1999, they will be paid from future cash from operations and the loan of $101,000 received from the corporate general partner in October 1999, and, in the event we elect to make additional capital contributions or loans to the Income Fund, from future capital contributions or loans from us.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based primarily on current and anticipated future cash from operations and proceeds from the sale of restaurant properties, the Income Fund declared distributions to Limited Partners of $1,703,468 during 1998 and $1,264,884 for each of the years ended December 31, 1997 and 1996. This represents distributions of $56.78 per unit for the year ended December 31, 1998 and $42.16 per unit for each of the years ended December 31, 1997 and 1996. Distributions to the Limited Partners for 1997 and 1996 were also based on loans received from us of $133,000 and $83,100. The Income Fund repaid the loans in full. Distributions during 1998 included $586,300 of net sales proceeds from the sale of the restaurant property in Kissimmee, Florida. This special distribution was effectively a return of a portion of the Limited Partners investment. However, in accordance with the Income Fund's partnership agreement, $216,361 was applied towards the 10% preferred return, on a cumulative basis, and the balance of $369,939 was treated as a return of capital for purposes of calculating the 10% preferred return. As a result of the sale of the restaurant property during 1998, the Income Fund's total revenue was reduced during 1998 and is expected to remain reduced in subsequent years, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted commencing during the quarter ended June 30, 1998.

   Amounts payable to other parties, including distributions payable, decreased to $268,742 at December 31, 1998, from $319,550 at December 31, 1997. The decrease is primarily the result of a decrease in distributions payable to the Limited Partners at December 31, 1998. To the extent that liabilities at December 31, 1998 exceed cash and cash equivalents at December 31, 1998, they will be paid from future cash from operations or, in the event we elect to make additional contributions or loans to the Income Fund, from future contributios or loans from us.

   During 1998, our affiliates incurred on behalf of the Income Fund $45,018 for operating expenses, as compared to $33,962 during 1997 and $40,510 during 1996. As of December 31, 1998, the Income Fund owed $41,910, as compared to $48,991 as of December 31, 1997, to affiliates for such amounts and accounting and administrative services. In addition, as of December 31, 1998, the Income Fund also owed affiliates $87,150, as compared to $66,750 as of December 31, 1997, in real estate disposition fees due as a result of services rendered in connection with the sale of one restaurant property during 1998 and two restaurant properties in previous years. The payment of such fees is deferred until the Limited Partners have received the sum of their cumulative 10% preferred return and their adjusted capital contributions.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund owned and leased 15 wholly owned restaurant properties, including one restaurant property in Kissimmee, Florida, which was sold in April 1998, and during the nine months ended September 30, 1999, the Income Fund owned and leased 14 wholly owned restaurant properties, to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties during the nine months ended September 30, 1999 and 1998, the Income Fund earned $730,797 and $774,444, respectively, in rental income from these restaurant properties, $248,638 and $243,612 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in rental income during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, is partially attributable to a decrease in rental income as a result of the sale of the restaurant property in Kissimmee, Florida, in April 1998. The decrease is also partially a result of the fact that the Income Fund established an allowance for doubtful accounts in connection with the tenant of the restaurant property in Mesquite, Texas filing for bankruptcy in January 1999. While the tenant has not rejected or affirmed this lease, there can be no assurance that the lease will not be rejected in the future. The possible rejection of this lease could have an adverse effect on the results of operations of the Income Fund, if the Income Fund is not able to re-lease the restaurant property in a timely manner.

   For the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased two restaurant properties indirectly through joint venture arrangements and one restaurant property with our affiliates as tenants-in-common. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $71,336 and $62,394, respectively, attributable to net income earned by these joint ventures, $23,928 and $20,937 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   Operating expenses, including depreciation and amortization expense, were $315,874 and $245,595 for the nine months ended September 30, 1999 and 1998, respectively, of which $98,404 and $75,058 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, is primarily attributable to the fact that the Income Fund incurred $19,885 and $77,455, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   As a result of the sale of a restaurant property during the nine months ended September 30, 1998, the Income Fund recognized a gain of $235,804 for financial reporting purposes. No restaurant properties were sold during the nine months ended September 30, 1999.

   As of September 30, 1999, 14 of the Income Fund's 17 leases, representing approximately 82% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund owned and leased 15 wholly owned restaurant properties, during 1997, the Income Fund owned and leased 16 wholly owned restaurant properties, including one restaurant property in Casa Grande, Arizona, which was sold in August 1997, and during 1998, the Income Fund owned and leased 15 wholly owned restaurant properties, including one restaurant property in Kissimmee, Florida, which was sold in April 1998. During the years ended December 31, 1997 and 1996, the Income Fund was also a co-venturer in three separate joint ventures that each owned and leased one restaurant property, including one restaurant property owned and leased by Seventh Avenue Joint Venture, which was sold in August 1997, and during the year ended December 31, 1998, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property. In addition, during 1997 and 1998, the Income Fund owned and leased one restaurant property, with one of our affiliates, as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 17 restaurant properties which are, in general, subject to long-term, triple net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $16,000 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, certain leases provide for increases in the annual base rent during the lease term.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $1,015,292, $1,038,443, and $1,115,530, respectively, in base rental income from the Income Fund's wholly owned restaurant properties described above. The decrease in rental income during 1998 and 1997, each as compared to the previous year, is partially attributable to a decrease in rental income as a result of the sale of restaurant properties during 1998 and 1997. The decrease during 1998 and 1997, each as compared to the previous year, is partially offset by an increase in rental income due to the fact that the Income Fund reinvested the majority of these net sales proceeds in a restaurant property in Camp Hill, Pennsylvania, in October 1997, as described above in "Capital Resources."

   The decrease in rental income during 1997, as compared to 1996, is also partially attributable to the fact that during 1996, the Income Fund recognized as income approximately $62,000 due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts as the result of collection being doubtful, as described above in "Capital Resources."

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $22,193, $22,205, and $56,409, respectively, in contingent rental income. The decrease in contingent rental income during 1998 and 1997, as compared to 1996, is attributable to the fact that during 1996, the Income Fund recognized approximately $27,800 in contingent rental income due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts as the result of collection being doubtful, as described above in "Capital Resources."

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $21,087, $22,210, and $101,293, respectively, in interest and other income. The decrease in interest and other income during 1997, as compared to 1996, is primarily attributable to the fact that during 1996, the Income Fund recognized approximately $82,600 in interest and other income due under the promissory note with the tenant of the restaurant property in Mesquite, Texas, for which the Income Fund had previously established an allowance for doubtful accounts due to collection being doubtful, as described above in "Capital Resources."

   In addition, during the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $95,252, $250,142, and $116,076, respectively, attributable to net income earned by the three joint ventures in which the Income Fund is a co-venturer and one restaurant property with affiliates as tenants-in-common, including one restaurant property owned and leased by Seventh Avenue Joint Venture, which was sold in August 1997. The decrease in net income earned by joint ventures during 1998, as compared to 1997, and the increase during 1997, as compared to 1996, is partially attributable to the fact that in August 1997, Seventh Avenue Joint Venture, in which the Income Fund owns a 50 percent interest, recognized a gain of approximately $295,100 for financial reporting purposes, as a result of the sale of its restaurant property, as described above in "Capital Resources." The decrease during 1998, as compared to 1997, is also partially attributable to, and the increase during 1997, as compared to 1996, is partially offset by, a decrease in rental income earned by the joint venture due to the sale of the restaurant property in August 1997 and the subsequent liquidation of the joint venture in accordance with the joint venture agreement. The decrease during 1998 is also partially offset by the fact that in December 1997, the Income Fund reinvested a portion of its pro rata share of the net sales proceeds in a restaurant property in Vancouver, Washington, as tenants-in-common with our affiliates.

   During the year ended December 31, 1998, one of the Income Fund's lessees, Golden Corral Corporation, contributed more than ten percent of the Income Fund's total rental income, including the Income Fund's share of the rental income from two restaurant properties owned by joint ventures and one restaurant property owned with an affiliate as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to five restaurants. It is anticipated that Golden Corral Corporation will continue to contribute ten percent or more of the Income Fund's total rental income during 1999. In addition, two restaurant chains, Golden Corral and Wendy's each accounted for more than ten percent of the Income Fund's total rental income in 1998, including the Income Fund's share of the rental income from two restaurant properties owned by joint ventures and one restaurant property owned with an affiliate as tenants-in-common. It is anticipated that these two restaurant chains each will continue to account for more than ten percent of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $388,191, $317,426, and $325,199 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is partially attributable to an increase in amortization expense relating to the amortization of the difference between the investment in a joint venture and the underlying equity of the joint venture at December 31, 1998.

   The increase in operating expenses during 1998, as compared to 1997, is also partially due to the fact that the Income Fund incurred $7,322 in transaction costs related to us retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   As a result of the sale of the restaurant property in Kissimmee, Florida, as described above in "Capital Resources," the Income Fund recognized a gain of $235,804 for financial reporting purposes during 1998. In addition, as a result of the sale of the restaurant property in Casa Grande, Arizona, as described above in "Capital Resources," the Income Fund recognized a gain of $233,183 during 1997, for financial reporting purposes. In 1996, the Income Fund sold a portion of land related to the restaurant property in Mesquite, Texas, as described above in "Capital Resources," and recognized a gain of $19,000 for financial reporting purposes.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 63% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND II, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND II, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues (1)............  $ 1,668,169 $ 1,703,414  $2,337,414 $ 2,547,854 $ 2,455,884 $ 2,455,754 $ 2,323,678
Net income (2)..........    1,271,734   1,233,294   1,733,739   3,639,880   1,866,961   1,838,517   1,925,517
Cash distributions
 declared (3)...........    1,546,887   2,778,878   3,294,507   2,376,000   2,376,000   2,376,000   2,376,000
Net income per unit
 (2)....................        25.22       24.41       34.32       72.18       36.97       36.40       38.14
Cash distributions
 declared per unit (3)..        30.94       55.58       65.89       47.52       47.52       47.52       47.52
GAAP book value per
 unit...................       347.31      353.12      352.82      384.03      358.76      368.94      379.69
Weighted average number
 of Limited Partner
 units outstanding......       50,000      50,000      50,000      50,000      50,000      50,000      50,000
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $18,080,738 $18,397,678 $18,392,911 $19,959,059 $18,671,318 $19,110,615 $19,736,258
Total partners'
 capital................   17,365,728  17,656,065  17,640,881  19,201,649  17,937,769  18,446,808  18,984,291

--------
(1) Revenues include equity in earnings of joint ventures.

(2) Net income for the nine months ended September 30, 1998 and the year ended December 31, 1998 has been reduced by a real estate disposition fee of $41,150 as a result of 1997 sales of two restaurant properties. Net income for the nine months ended September 30, 1999 and for the years ended December 31, 1997 and 1994, includes $192,752, $1,476,124 and $70,554, respectively, from gain on sale of land and buildings. In addition, net income for the year ended December 31, 1994, includes $29,904 from a loss on sale of land and building. Net income for the nine months ended September 30, 1999 includes $79,585 from a provision for loss on building. Net income for the years ended December 31, 1997 and 1994 also includes lease termination income of $214,000 and $198,482, respectively, recognized by the Income Fund in connection with consideration the Income Fund received for releasing the former tenants from their obligations under the terms of the leases of three of the restaurant properties sold.

(3) Distributions for the nine months ended September 30, 1998, and the year ended December 31, 1998 include a special distribution to the Limited Partners of $1,232,003 as a result of the distribution of net sales proceeds from the 1997 sales of two restaurant properties.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND II, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 13, 1986, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 37 restaurant properties, including interests in three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and six restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund generated cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses, of $1,486,612 and $1,601,005. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, is primarily a result of changes in income and expenses.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In March 1999, the Income Fund sold its restaurant property in Columbia, Missouri for $682,500 and received net sales proceeds of $677,678, resulting in a gain of $192,752 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in November 1987 and had a cost of approximately $511,200, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $166,500 in excess of its original purchase price. The Income Fund intends to reinvest the net sales proceeds in an additional restaurant property. The Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In addition, in November 1999, the Income Fund sold its restaurant property in Littleton, Colorado, for $150,000 and received net sales proceeds of $148,437, resulting in a loss of $79,585 for financial reporting purposes, which the Income Fund recorded at September 30, 1999. The Income Fund intends to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property.

   As of December 21, 1999, approximately $826,115 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of a restaurant property are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending reinvestment in additional restaurant properties, the use of such funds to pay Income Fund expenses or distributions to the partners. At September 30, 1999, the Income Fund had $1,514,111 invested in such short-term investments, as compared to $889,891 at December 31, 1998. The increase in cash and cash equivalents during the nine months ended September 30, 1999, is primarily due to the receipt of $677,678 in net sales proceeds from the sale of the restaurant property in Columbia, Missouri. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest in an additional restaurant property and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and

CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund generated cash from operations of $2,135,691, $2,157,912 and $2,347,731, respectively. The decrease in cash from operations during 1998, as compared to 1997, is primarily a result of changes in income and expenses and a result of changes in the Income Fund's working capital. The decrease in cash from operations during 1997, as compared to 1996, is primarily a result of changes in the Income Fund's working capital. Cash from operations was also affected by the following transactions during the years ended December 31, 1998, 1997 and 1996.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In 1993, the Income Fund accepted a promissory note from the tenant of two restaurant properties in Farmington Hills, Michigan, whereby $61,987, which had been included in receivables for past due rents, was converted to a loan receivable. The loan, which was non-interest bearing, was collected in 48 monthly installments with collections commencing January 1993. The receivable was collected in full during 1996.

   In March 1996, the Income Fund accepted a promissory note from the former tenant of the restaurant property in Gainesville, Texas, in the amount of $96,502, representing past due rental and other amounts that had been included in receivables and for which the Income Fund had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Income Fund. Payments are due in 60 monthly installments of $2,156, which includes interest at a rate of 11 percent per annum. These payments commenced on June 1, 1996. Due to the uncertainty of the collectibility of this note, the Income Fund established an allowance for doubtful accounts and is recognizing income as collected. During 1998, the Income Fund collected and recognized as income approximately $18,700 relating to this promissory note. As of December 31, 1998 and 1997, the balance in the allowance for doubtful accounts relating to this promissory note was $55,330 and $74,590, respectively, including accrued interest of $2,654 in 1998 and 1997.

   In November 1995, the Income Fund entered into a new lease for the restaurant property in Lombard, Illinois. In connection therewith, the Income Fund incurred approximately $40,600 in renovation costs which were paid during the years ended December 31, 1996 and 1997. Additional renovation costs of $25,000 were funded by the tenant, in accordance with the terms of the lease. The renovations were completed in November 1996 and rental payments commenced in July 1997, in accordance with the terms of the lease.

   In January 1996, the Income Fund entered into a promissory note with the corporate general partner for a loan in the amount of $26,300 in connection with the operations of the Income Fund. The loan was uncollateralized, bore interest at a rate of prime plus 0.25% per annum and was due on demand. The Income Fund repaid the loan in full, along with approximately $200 in interest, to the corporate general partner. In addition, 1997 and 1996, the Income Fund entered into various promissory notes with the corporate general partner for loans totalling $721,000 and $177,600, respectively, in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. As of December 31, 1997, the Income Fund had repaid the loans in full to the corporate general partner.

   In January 1997, Show Low Joint Venture, in which the Income Fund owns a 64 percent interest, sold its restaurant property to the tenant for $970,000, which resulted in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The restaurant property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold the restaurant property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a Darryl's restaurant property in Greensboro, North Carolina. As of December 31, 1997, the Income Fund had received approximately $124,400, representing a return of capital, for its pro-rata share of the uninvested net sales proceeds. The Income Fund used these amounts to pay liabilities of the Income Fund, including quarterly distributions to the Limited Partners.

   During 1997, the Income Fund sold its restaurant property in Eagan, Minnesota, to the tenant, for $668,033 and received net sales proceeds of $665,882, of which $42,000 were in the form of a promissory note. This resulted in a gain of $158,251 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1987 and had a cost of approximately $601,100, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $64,800 in excess of its original purchase price. In October 1997, the Income Fund reinvested the net cash sales proceeds of approximately $623,900 in a restaurant property in Mesa, Arizona, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's interest. The Income Fund owns an approximate 58 percent interest in the restaurant property. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In connection with the sale during 1997 of its restaurant property in Eagan, Minnesota, the Income Fund accepted a promissory note in the principal sum of $42,000. The promissory note bears interest at a rate of 10.50% per annum and is collateralized by personal property. Initially, the note was to be collected in 18 monthly installments of interest only and thereafter, the entire principal balance became due. During 1998, the note was amended to require six monthly installments of $7,368, which includes interest. These installments commenced on July 1, 1998. As of December 31, 1998, the mortgage note receivable balance was $6,872, which included accrued interest of $56. As of December 31, 1997, the mortgage note receivable balance was $42,734, which included accrued interest of $734. In January 1999, the balance, including accrued interest, was collected.

   In addition, during 1997, the Income Fund sold its restaurant properties in Jacksonville, Plant City and Avon Park, Florida; its restaurant property in Mathis, Texas and its two restaurant properties in Farmington Hills, Michigan to third parties for aggregate sales prices of $4,162,006 and received aggregate net sales proceeds of $4,035,196. This resulted in aggregate gains of $1,317,873 for financial reporting purposes. These six restaurant properties were originally acquired by the Income Fund during 1987 and had aggregate costs of approximately $3,338,800, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold these six restaurant properties for approximately $714,400, in the aggregate, in excess of their original aggregate purchase prices. During 1997, the Income Fund reinvested approximately $1,512,400 of these net sales proceeds in a restaurant property in Vancouver, Washington, and a restaurant property in Smithfield, North Carolina, as tenants-in-common with our affiliates. As of December 31, 1997, remaining net sales proceeds from five of the six restaurant properties of $2,470,175, which includes accrued interest of $12,505, were being held in interest bearing escrow accounts. In January 1998, the Income Fund reinvested a portion of the net sales proceeds in a restaurant property in Overland Park, Kansas, and a restaurant property in Memphis, Tennessee, as tenants-in-common with our affiliates. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from these sales. During 1998, the Income Fund distributed the remaining net sales proceeds to the Limited Partners in a special distribution. In connection with the sale of both of the Farmington Hills, Michigan restaurant properties, the Income Fund also received $214,000 as a lease termination fee from the former tenant in consideration of the Income Fund's releasing the tenant from its obligation under the terms of the leases.

  None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations and paying liabilities of the Income Fund. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not encumber any of the restaurant properties in connection with any borrowing or advances. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. From time to time, our affiliates incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

  Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use for the payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CD's and money market accounts with less than 30-day maturity date. At December 31, 1998, the Income Fund had $889,891 invested in such short-term investments, as compared to $470,194 at December 31, 1997. The increase in cash and cash equivalents during 1998, as compared to 1997, is primarily attributable to the release of funds held in escrow at December 31, 1997 relating to the sales of restaurant properties during 1997. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, a portion of the proceeds received from the 1997 sales of two restaurant properties in Avon Park, Florida and Farmington Hills, Michigan, the Income Fund declared distributions to Limited Partners of $1,546,887 for the nine months ended September 30, 1999 and $2,778,878 for the nine months ended September 30, 1998, or $515,629 and $515,625 for the quarters ended September 30, 1999 and 1998, respectively. This represents distributions of $30.94 for the nine months ended September 30, 1999 and $55.58 for the nine months ended September 30, 1998, or $10.31 for each of the quarters ended September 30, 1999 and 1998. Distributions for the nine months ended September 30, 1998 included $1,232,003 as a result of the distribution of the majority of the net sales proceeds from the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, decreased to $715,010 at September 30, 1999, from $752,030 at December 31, 1998. The decrease in liabilities at September 30, 1999, as compared to December 31, 1998, is primarily due to a decrease in amounts due to related parties at September 30, 1999. The decrease was partially offset by the fact that the Income Fund accrued transaction costs relating to the Income Fund acquisition. We believe the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases of the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based primarily on current and anticipated future cash from operations, and during the year ended December 31, 1997, the return of capital from Show Low Joint Venture, a portion of the proceeds received from the sale of restaurant properties, the Income Fund declared distributions to the Limited Partners of $3,294,507 for the year ended December 31, 1998, and $2,376,000 for each of the years ended December 31, 1997 and 1996. This represents distributions of $65.89 per unit for the year ended December 31, 1998, and $47.52 per unit for each of the years ended December 31, 1997 and 1996. Distributions to the Limited Partners for 1997 and 1996 were also based on loans received from us of $721,000 and $203,900. The Income Fund repaid the loans in full. Distributions for the year ended December 31, 1998 included $1,232,003 as a result of the distribution of the majority of the net sales proceeds from the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. This special distribution was effectively a return of a portion of the Limited Partners' investment. However, in accordance with the Income Fund's partnership agreement, it was applied to the Limited Partners' unpaid preferred return. As a result of the sales of the restaurant properties, the Income Fund's total revenue was reduced during 1998 and is expected to remain at reduced amounts in subsequent years, while the majority of the Income Fund's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted during 1998. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1998, 1997, and 1996, are required to be treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, our affiliates incurred on behalf of the Income Fund $116,317 for operating expenses, as compared to $68,555 during 1997 and $103,909 during 1996. As of December 31, 1998, the Income Fund owed $138,153 to affiliates for such amounts and accounting and administrative services, as compared to $126,284 as of December 31, 1997. In addition, during the year ended December 31, 1998, the Income Fund incurred $45,150 in real estate disposition fees due to an affiliate as a result of its services in connection with the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. The payment of such fees is deferred until the Limited Partners have received their cumulative 10% preferred return and their adjusted capital contributions. Other liabilities, including distributions payable, decreased to $568,727 at December 31, 1998, from $631,126 at December 31, 1997, primarily as a result of a decrease in distributions payable to Limited Partners at December 31, 1998. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.


Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased 29 wholly owned restaurant properties, including one restaurant property in Columbia, Missouri which was sold in

March 1999, to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $1,291,816 and $1,323,420, respectively, in rental and contingent rental income from these restaurant properties, $434,173 and $452,276 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental income decreased during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, primarily as a result of the sale of the restaurant property in Columbia, Missouri.

  During the nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased three restaurant properties indirectly through joint venture arrangements and six restaurant properties as tenants-in-common with our affiliates. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $322,940 and $319,894, respectively, attributable to net income earned by these joint ventures, $108,177 and $104,979 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

  Operating expenses, including depreciation and amortization, were $509,602 and $424,970 for the nine months ended September 30, 1999 and 1998, respectively, of which $163,419 and $153,104 were incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to the Income Fund incurring $41,555 and $130,077 in transaction costs during the quarter and nine months ended September 30, 1999, respectively, relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

  The increase in operating expenses was partially offset by the fact that during the quarter and nine months ended September 30, 1998, the Income Fund incurred roof repairs relating to the restaurant property in Lombard, Illinois. No such expenses were incurred during the quarter and nine months ended September 30, 1999. The Income Fund has entered into a new lease for this restaurant property and does not anticipate incurring such expenses for this restaurant property in future periods.

  During the nine months ended September 30, 1998, the Income Fund recorded deferred, subordinated real estate disposition fees of $45,150 payable to CNL Fund Advisors, Inc. relating to the 1997 sales of the restaurant properties in Avon Park, Florida and Farmington Hills, Michigan. Initially, the Income Fund considered reinvesting the sales proceeds in additional restaurant properties and therefore did not include these amounts in the determination of the gain on sale for financial reporting purposes during 1997. However, during the nine months ended September 30, 1998, the Income Fund declared a special distribution of net sales proceeds from these restaurant properties payable to the Limited Partners. Accordingly, the Income Fund recorded these subordinated real estate disposition fees during the nine months ended September 30, 1998. The payment of these fees is subordinated to the Limited Partners receiving their cumulative 10 percent preferred return and their adjusted capital contribution. No such fees were recorded during the nine months ended September 30, 1999.

  As a result of the sale of the restaurant property in Columbia, Missouri, the Income Fund recognized a gain of $192,752 for financial reporting purposes during the nine months ended September 30, 1999. No restaurant properties were sold during the nine months ended September 30, 1998.

  At September 30, 1999, the Income Fund recorded a provision for loss on building in the amount of $79,585 for financial reporting purposes relating to the restaurant property in Littleton, Colorado. The allowance represents the difference between the carrying value of the restaurant property at September 30, 1999, and the estimated net sales proceeds from the sale of the restaurant property based on a sales contract with an unrelated third party.

  As of September 30, 1999, 20 of the Income Fund's 38 leases, representing approximately 53% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996 and 1997, the Income Fund owned and leased 36 wholly owned restaurant properties, including seven restaurant properties sold during 1997. During 1998, the Income Fund owned and leased 29 wholly owned restaurant properties. In addition, during 1998, 1997, and 1996, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property. During 1996, the Income Fund and an affiliate owned and leased one restaurant property as tenants-in-common, during 1997, the Income Fund owned and leased four restaurant properties with affiliates as tenants-in-common, and during 1998, the Income Fund owned and leased six restaurant properties with affiliates, as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly, as tenants-in-common with affiliates, or through joint venture arrangements, 38 restaurant properties, which are, in general, subject to long-term triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $8,300 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, certain leases provide for increases in the annual base rent during the lease term.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $1,773,925, $2,024,119, and $2,224,500, respectively, in rental income from the Income Fund's wholly owned restaurant properties described above. The decrease in rental income during 1998, as compared to 1997, is primarily attributable to a decrease in rental income as a result of the sales of seven restaurant properties during 1997. The Income Fund reinvested the majority of the net sales proceeds from the 1997 sales of several restaurant properties in restaurant properties held as tenants-in-common with certain of our affiliates resulting in an increase in equity in earnings of joint ventures, as described below. Rental income earned from wholly owned restaurant properties is expected to remain at reduced amounts as a result of the Income Fund reinvesting the net sales proceeds in restaurant properties held as tenants-in-common with certain of our affiliates, and distributing net sales proceeds to the Limited Partners, as described above in "Capital Resources."

   Rental income for 1997, as compared to 1996, decreased primarily as the result of the sales of seven restaurant properties during 1997. The decrease in rental income was partially offset by an increase during 1997 due to the fact that rental payments began in July 1997 under the new lease for the restaurant property in Lombard, Illinois, as described above in "Capital Resources."

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $51,029, $68,920, and $79,313, respectively, in contingent rental income. The decrease in contingent rental income for 1998 and 1997, each as compared to the previous year, is primarily due to the 1997 sales of several restaurant properties, the leases of which required the payment of contingent rental income.

   For the years ended December 31, 1998, 1997, and 1996 , the Income Fund also earned $431,974, $389,915, and $130,996, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1998 and 1997, each as compared to the previous year, is primarily attributable to the fact that during 1998 and 1997, the Income Fund reinvested a portion of the net sales proceeds from the 1997 sales of restaurant properties, in two and five restaurant properties, respectively, with certain of our affiliates as tenants-in-common. The increase in net income earned by joint ventures during 1998 is partially offset by, and the increase during 1997, as compared to 1996, is primarily attributable to, the fact that in January 1997, Show Low Joint Venture, in which the Income Fund owns a 64 percent interest, recognized a gain of approximately $360,000 for financial reporting purposes from the sale of its restaurant property, as described above in "Capital Resources," above. Show Low Joint Venture reinvested the majority of the net sales proceeds in an additional restaurant property in June 1997.

   During the year ended December 31, 1998, two of the Income Fund's lessees, Golden Corral Corporation and Restaurant Management Services, Inc., each contributed more than ten percent of the Income Fund's total rental income, including the Income Fund's share of rental income from three restaurant properties owned by joint ventures and six restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to six restaurants and Restaurant Management Services, Inc. was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, these two lessees will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, two restaurant chains, Golden Corral, and Popeyes, each accounted for more than ten percent of the Income Fund's total rental and mortgage interest income, including the Income Fund's share of the rental income from three restaurant properties owned by joint ventures and six restaurant properties owned with affiliates as tenants-in-common. In 1999, it is anticipated that these two Restaurant Chains each will continue to account for more than ten percent of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or Restaurant Chains could materially affect the Income Fund's income if the Income Fund is not able to release the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $558,525, $598,098, and $588,923 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses during 1998, as compared to 1997, is primarily due to a decrease in depreciation expense as a result of the sales of several restaurant properties during 1997. The decrease is partially offset by an increase in general operating and administrative expenses as a result of the Income Fund incurring certain repairs relating to the restaurant property in Lombard, Illinois. The Income Fund has entered into a new lease for this restaurant property and does not anticipate incurring such expenses in the future periods.

   The decrease in operating expenses during 1998, as compared to 1997, is also partially offset by an increase as a result of the Income Fund incurring $16,208 in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition.

   The decrease in operating expenses during 1998, as compared to 1997, and the increase during 1997, as compared to 1996, is partially due to the fact that during 1997, the Income Fund recorded bad debt expense for past due rental amounts relating to the restaurant property in Eagan, Minnesota, due to financial difficulties of the tenant. This restaurant property was sold in June 1997, as described above in "Capital Resources." The increase in operating expenses during 1997, as compared to 1996, was also attributable to an increase in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. The increase in operating expenses during 1997, as compared to 1996, was partially offset by a decrease in depreciation expense which resulted from the sale of the seven restaurant properties during 1997, as described above in "Capital Resources."

   During the year ended December 31, 1998, the Income Fund recorded deferred, subordinated real estate disposition fees of $45,150 payable to CNL Fund Advisors, Inc. relating to the 1997 sales of the properties in Avon Park, Florida and Farmington Hills, Michigan. Initially, the Income Fund considered reinvesting the sales proceeds in additional properties and therefore did not include these amounts in the determination of the gain on sale for financial reporting purposes during 1997. However, during the year ended December 31, 1998, the Income Fund declared a special distribution of net sales proceeds from these properties payable to the Limited Partners. Accordingly, the Income Fund recorded these subordinated real estate disposition fees during the year ended December 31, 1998. The payment of these fees is subordinated to the Limited Partners receiving their cumulative 10% preferred return and their adjusted capital contribution.

   As a result of the sales of several restaurant properties, the Income Fund recognized gains totalling $1,476,124 during the year ended December 31, 1997, for financial reporting purposes. In addition, in connection with the sale of the restaurant properties in Farmington Hills, Michigan, the Income Fund also received $214,000 as a lease termination fee from the former tenant in consideration of the Income Fund's releasing the tenant from its obligation under the terms of the leases. No such transactions occurred during the years ended December 31, 1998 and 1996.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 60% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND III, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND III, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues (1)............  $ 1,451,111 $ 1,252,326 $ 1,786,254 $ 2,023,495 $ 2,452,797 $ 2,358,235 $ 2,511,833
Net income (2)..........    1,303,520   1,356,385   1,736,883   2,391,835   1,814,657   1,482,515   1,858,605
Cash distributions
 declared (3)...........    1,500,000   2,977,747   3,477,747   2,376,000   2,376,000   2,376,000   2,376,000
Net income per unit
 (2)....................        25.82       26.90       34.44       47.47       35.93       29.37       36.80
Cash distributions
 declared per unit (3)..        30.00       59.55       69.55       47.52       47.52       47.52       47.52
GAAP book value per
 unit...................       313.48      319.80      317.41      352.22      351.91      363.13      381.00
Weighted average number
 of Limited
 Partner units
 outstanding............       50,000      50,000      50,000      50,000      50,000      50,000      50,000
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $16,496,348 $16,822,967 $16,701,732 $18,479,002 $18,608,907 $19,065,305 $19,945,765
Total partners'
 capital................   15,673,792  15,989,774  15,870,272  17,611,136  17,595,301  18,156,644  19,050,129

--------
(1) Revenues include equity in earnings of the unconsolidated joint venture and minority interest in income and losses of the consolidated joint ventures.

(2) Net income for the nine months ended September 30, 1999 and 1998 and the year ended December 31, 1998, includes gain on sale of land and buildings of 293,512, $596,586 and $497,321, respectively, and for the year ended December 31, 1998, an impairment in carrying value of net investment in direct financing lease, of $25,821. Net income for the nine months ended September 30, 1999 and the years ended December 31, 1997 and 1995, include a provision for loss on land and building of $99,865, $32,819 and $207,844, respectively. Net income for the year ended December 31, 1997, includes gain on sale of land and buildings of $1,027,590.

(3) Distributions for the nine months ended September 30 1998, and the year ended December 31, 1998, include a special distribution to the Limited Partners of $1,477,747 as a result of the distribution of net sales proceeds from restaurant properties sales.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND III, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on June 1, 1987, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 26 restaurant properties which included interests in three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund generated cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses, of $1,263,641 and $1,376,910. The decrease in cash from operations for the nine months ended September 30, 1999 is primarily a result of changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In January 1999, the Income Fund reinvested the majority of the net sales proceeds from the 1998 sale of a Po Folks restaurant property in Hagerstown, Maryland, along with a portion of the amounts collected in 1998 under the promissory note accepted in connection with the 1997 sale of the restaurant property in Roswell, Georgia, in a Burger King restaurant property in Montgomery, Alabama, at an approximate cost of $939,900.

   In April 1999, the Income Fund sold its restaurant property in Flagstaff, Arizona, to the tenant for $1,103,127 and received net sales proceeds of $1,091,192, resulting in a gain of $285,350 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in October 1988 and had a cost of approximately $993,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $97,700 in excess of its original purchase price. As of September 30, 1999, the net sales proceeds were being held in an interest bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. In October 1999, the Income Fund reinvested the net sales proceeds it received from the sale of this restaurant property, in an IHOP restaurant property located in Auburn, Alabama, at an approximate cost of $1,440,200. The Income Fund anticipates this transaction, or a portion of this transaction, relating to the sale of the restaurant property in Flagstaff, Arizona, and the reinvestment of the net sales proceeds will be structured to qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   In June 1999, the Income Fund sold its Denny's restaurant property in Hagerstown, Maryland, to the tenant for $710,000 and received net sales proceeds of $700,977, resulting in a gain of $8,162 for financial reporting purposes. In October 1999, the Income Fund invested a portion of the net sales proceeds it received from the sale, in a restaurant property in Baytown, Texas, with an affiliate of ours as tenants-in-common for a 20 percent interest in the restaurant property. The Income Fund will account for its investment in this restaurant property using the equity method since the Income Fund will share control with an affiliate. In addition, in October 1999, the Income Fund reinvested the remaining net sales proceeds it received from the sale of the restaurant property in Hagerstown, Maryland, in the IHOP restaurant property in Auburn, Alabama. The Income Fund anticipates that it will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $1,792,169 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of a restaurant property pending reinvestment in an additional restaurant property, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, reinvestment in additional restaurant properties or distributions to the partners. At September 30, 1999, the Income Fund had $1,556,810 invested in such short-term investments, as compared to $2,047,140 at December 31, 1998. The decrease in cash and cash equivalents during the nine months ended September 30, 1999, is primarily attributable to the reinvestment of net sales proceeds in a restaurant property in Montgomery, Alabama, in January 1999. The decrease in cash and cash equivalents is partially offset by an increase due to the receipt of net sales proceeds from the sale of the Denny's restaurant property in Hagerstown, Maryland. The Income Fund expects to use the funds remaining at September 30, 1999 to pay distributions and other liabilities and to invest in an additional restaurant property.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.



 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund generated cash from operations of $1,821,296, $2,021,689 and $2,091,754. The decrease in cash from operations during 1998 and 1997, each as compared to the previous year, is primarily a result of changes in income and expenses and changes in the Income Fund's working capital during each of the respective years.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In January 1996, the Income Fund entered into a promissory note with the corporate general partner for a loan in the amount of $86,200 in connection with the operations of the Income Fund. The loan was uncollateralized, bore interest at a rate of prime plus 0.25% per annum and was due on demand. The Income Fund repaid the loan in full, along with approximately $660 in interest, to the corporate general partner. In addition, during 1996 and 1997, the Income Fund entered into various promissory notes with the corporate general partner for loans totalling $575,200 and $117,000, respectively, in connection with the operations of the Income Fund. The loans were uncollateralized, non-interest bearing and due on demand. The Income Fund had repaid the loans in full to the corporate general partner as of December 31, 1997.

   In January 1997, the Income Fund sold its restaurant property in Chicago, Illinois, to a third party, for $505,000 and received net sales proceeds of $496,418, which resulted in a gain of $3,827 for financial reporting purposes. The Income Fund used $452,000 of the net sales proceeds to pay liabilities of the Income Fund, which include quarterly distributions to the Limited Partners. The balance of the funds was used to pay past due real estate taxes on this restaurant property incurred by the Income Fund as a result of the former tenant declaring bankruptcy. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In March 1997, the Income Fund sold its restaurant property in Bradenton, Florida, to the tenant, for $1,332,154 and received net sales proceeds of $1,305,671, which resulted in a gain of $361,368 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in June 1988 and had a cost of approximately $1,080,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $229,500 in excess of its original purchase price. In June 1997, the Income Fund reinvested approximately $1,276,000 of the net sales proceeds received in a restaurant property in Fayetteville, North Carolina. The Income Fund used the remaining net sales proceeds for other Income Fund purposes. The transaction, or a portion thereof, relating to the sale of the restaurant property in Bradenton, Florida, and the reinvestment of the proceeds in a restaurant property in Fayetteville, North Carolina, qualified as a like-kind exchange transaction for federal income tax purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In April 1997, the Income Fund sold its restaurant property in Kissimmee, Florida, to a third party for $692,400 and received net sales proceeds of $673,159, which resulted in a gain of $271,929 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1988 and had a cost of approximately $474,800, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $196,400 in excess of its original purchase price. In July 1997, the Income Fund reinvested approximately $511,700 of these net sales proceeds in a restaurant property located in Englewood, Colorado, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1997, the Income Fund owned a 33 percent interest in the restaurant property. In January 1998, the Income Fund reinvested the remaining net sales proceeds in an IHOP restaurant property in Overland Park, Kansas, with our affiliates, as tenants-in-common. The transaction, or a portion thereof, relating to the sale of the restaurant property in Kissimmee, Florida, and the reinvestment of a portion of the proceeds in an IHOP restaurant property in Englewood, Colorado, qualified as a like-kind exchange transaction for federal income tax purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In April 1996, the Income Fund received $51,400 as partial settlement in a right of way taking relating to a parcel of land of the restaurant property in Plant City, Florida. In April 1997, the Income Fund received the remaining proceeds of $73,600 finalizing the sale of the land parcel. In connection therewith, the Income Fund recognized a gain of $94,320 for financial reporting purposes.

   In addition, in June 1997, the Income Fund sold its restaurant property in Roswell, Georgia, to a third party for $985,000 and received net sales proceeds of $942,981, which resulted in a gain of $237,608 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in June 1988 and had a cost of approximately $775,200, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $167,800 in excess of its original purchase price. In connection therewith, the Income Fund received $257,981 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $685,000, which was collateralized by a mortgage on the restaurant property. During 1998, the Income Fund collected the full amount of the outstanding mortgage note receivable balance of $678,730. In December 1997, the Income Fund reinvested a portion of the net sales proceeds in a restaurant property located in Miami, Florida, as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1998, the Income Fund owned a 9.84% interest in the restaurant property. The Income Fund used the remaining net sales proceeds for other Income Fund purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any resulting from the sale.

   In October 1997, the Income Fund sold its restaurant property in Mason City, Iowa, to the tenant for $218,790 and received net sales proceeds of $216,528, which resulted in a gain of $58,538 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1988 and had a cost of approximately $190,300, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $26,700 in excess of its original purchase price. In January 1998, the Income Fund reinvested the net sales proceeds in a restaurant property in Overland Park, Kansas, with our affiliates, as tenants-in-common. The transaction, or a portion thereof, relating to the sale of the restaurant property in Mason City, Iowa, and the reinvestment of the proceeds in a restaurant property in Overland Park, Kansas, with affiliates as tenants-in-common, qualified as a like-kind exchange transaction for federal income tax purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In January 1998, the Income Fund sold its restaurant property in Fernandina Beach, Florida, to the tenant, for $730,000 and received net sales proceeds of $724,172, which resulted in a gain of $242,129 for financial reporting purposes. In addition, in January 1998, the Income Fund sold its restaurant property in Daytona Beach, Florida, to the tenant, for $1,050,000 and received net sale proceeds of $1,006,501, which resulted in a gain of $267,759 for financial reporting purposes. These properties were originally acquired by the Income Fund in May 1988 and August 1988, respectively, and had a total cost of approximately $1,464,200, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant properties for approximately $266,500 in excess of their original purchase price. In connection with the sale of these restaurant properties, the Income Fund incurred deferred, subordinated real estate disposition fees of $53,400. The Income Fund distributed $1,477,747 of the net sales proceeds as a special distribution to the Limited Partners and used the remaining proceeds for other Income Fund purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from these sales.

   In February 1998, the Income Fund also sold its restaurant property in Punta Gorda, Florida, to a third party, for $675,000 and received net sales proceeds of $665,973, which resulted in a gain of $73,485 for financial reporting purposes. In May 1998, the Income Fund contributed the net sales proceeds in a joint venture arrangement. The Income Fund distributed amounts that we determined were sufficient, to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As described above, in May 1998, the Income Fund entered into a joint venture, RTO Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of December 31, 1998, the Income Fund had contributed $676,952 to purchase land and pay for construction relating to the joint venture. Construction was completed and rent commenced in December 1998. The Income Fund holds a 46.88% interest in the profits and losses of the joint venture.

   In June 1998, the Income Fund sold its restaurant property in Hagerstown, Maryland, to a third party, for $825,000 and received net sales proceeds of $789,639, which resulted in gain of $13,213 for financial reporting purposes. In January 1999, the Income Fund reinvested the majority of the net sales proceeds in a restaurant property in Montgomery, Alabama. The Income Fund intends to use the remaining net sales proceeds to pay distributions to the Limited Partners and for other Income Fund purposes. The Income Fund distributed amounts that we determined were sufficient by us, to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In September 1998, the Income Fund entered into a new lease agreement for the Golden Corral restaurant property in Stockbridge, Georgia. In connection therewith, the Income Fund funded $150,000 in renovation costs.

   In December 1998, the Income Fund sold its restaurant property in Hazard, Kentucky, to a third party for $435,000 and received net sales proceeds of $432,625, which resulted in a loss of $99,265 for financial reporting purposes. In January 1999, the Income Fund reinvested the net sales proceeds in a restaurant property in Montgomery, Alabama.

   As of December 21, 1999, approximately $693,732 of the net sales proceeds received from the sale of the properties described above remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowings from us, however, the Income Fund may borrow, in our discretion, for the purpose of maintaining the operations of the Income Fund. The Income Fund will not encumber any of the restaurant properties in connection with any borrowings or advances. The Income Fund also will not borrow under circumstances which would make the Limited Partners liable to creditors of the Income Fund. From time to time, our affiliates incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distribution to Limited Partners or use for the payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $2,047,140 invested in such short-term investments as compared to $493,118 at December 31, 1997. The increase in cash and cash equivalents is primarily attributable to the fact that cash and cash equivalents at December 31, 1998, included the remaining net sales proceeds relating to the sale of several restaurant properties pending reinvestment in additional restaurant properties, and the note receivable. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually. The funds remaining at December 31, 1998, will be used for investment in an additional restaurant property and for the payment of distributions and other liabilities.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, proceeds received from the sales of two restaurant properties, the Income Fund declared distributions to Limited Partners of $1,500,000 for the nine months ended September 30, 1999 and $2,977,747 for the nine months ended September 30, 1998, or $500,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $30.00 per unit for the nine months ended September 30, 1999 and $59.55 per unit for the nine months ended September 30, 1998, or $10.00 per unit for each of the quarters ended

September 30, 1999 and 1998. Distributions for the nine months ended September 30, 1998 included $1,477,747 as a result of the distribution of net sales proceeds from the sale of the restaurant properties in Fernandina Beach and Daytona Beach, Florida. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, decreased to $688,949 at September 30, 1999 from $695,755 at December 31, 1998 primarily as a result of a decrease in amounts due to related parties and rents paid in advance at September 30, 1999, as compared to December 31, 1998. The decrease is partially offset by an increase as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on current and anticipated cash from operations and a portion of the sales proceeds received from the sale of restaurant properties during 1998 and 1997, the Income Fund declared distributions to the Limited Partners of $3,477,747 for the year ended December 31, 1998 and $2,376,000 for each of the years ended December 31, 1997 and 1996. This represents distributions of $69.55 per unit for the year ended December 31, 1998 and $47.52 per unit for each of the years ended December 31, 1997 and 1996. Distributions to the Limited Partners for 1997 and 1996 were also based on loans received from us of $17,000 and $661,400. The Income Fund repaid the loans in full. Distributions for 1998 included $1,477,747 as a result of the distribution of net sales proceeds from the sale of the restaurant properties in Fernandina Beach and Daytona Beach, Florida. This special distribution was effectively a return of a portion of the Limited Partners' investment. However, in accordance with the Income Fund's partnership agreement, it was applied to the Limited Partner's unpaid cumulative 10% preferred return. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, reduced the Income Fund's revenues in 1998 and is expected to reduce the Income Fund's revenues in subsequent years. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, resulted in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997, or 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners return on their adjusted capital contributions.

   During 1998, our affiliates incurred on behalf of the Income Fund $95,798, for operating expenses, as compared to $71,681 during 1997 and $108,900 during 1996. At December 31, 1998, the Income Fund owed $84,337 to affiliates for such amounts and accounting and administrative services, as compared to $82,238 at December 31, 1997. In addition, during the year ended December 31, 1998, the Income Fund incurred $53,400 in real estate disposition fees due to an affiliate as a result of services provided in connection with the sale of the restaurant properties in Chicago, Illinois; Daytona Beach and Fernandina Beach, Florida, as compared to $15,150 during the year ended December 31, 1997. The payment of such fees is deferred until the Limited Partners have received the sum of their cumulative 10% preferred return and their adjusted capital contributions. Other liabilities, including distributions payable, decreased to $542,868 at December 31, 1998, from $631,861 at December 31, 1997. The decrease in amounts payable to other parties was primarily attributable to a decrease in distributions payable to the Limited Partners at December 31, 1998. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, owned and leased 26 wholly owned restaurant properties, including four restaurant properties which were sold in 1998, and during the nine months ended September 30, 1999, the Income Fund and its consolidated joint venture owned and leased 23 wholly owned restaurant properties, including two restaurant properties which were sold in 1999, to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $1,256,517 and $1,196,056, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $392,355 and $355,160 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in rental and earned income during the quarter and nine months ended September 30, 1999 as compared to the quarter and nine months ended September 30, 1998, is partially due to the fact that during the quarter and nine months ended September 30, 1998, (a) the tenant of the restaurant property in Canton Township, Michigan, vacated the restaurant property and ceased operations and
(b) the Income Fund terminated the lease with the tenant of the restaurant property in Hazard, Kentucky. As a result, during the quarter and nine months ended September 30, 1998, the Partnership wrote off approximately $29,500 and $80,800, respectively, in accrued rental income, representing non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease terms in accordance with generally accepted accounting principles, relating to these restaurant properties. The Income Fund is currently seeking a replacement tenant or purchaser for the restaurant property in Canton Township, Michigan, and sold the restaurant property in Hazard, Kentucky in December 1998. No such amounts were written off during the quarter and nine months ended September 30, 1999.

   The increase in rental and earned income during the quarter and nine months ended September 30, 1999, was partially offset by a decrease of approximately $37,700 and $110,300, respectively, as a result of the sale of several restaurant properties during 1998 and during the nine months ended September 30, 1999. This decrease was partially offset by an increase in rental and earned income of approximately $24,300 and $65,900, respectively, during the quarter and nine months ended September 30, 1999, due to the fact that during January 1999, the Partnership reinvested a portion of net sales proceeds in an additional restaurant property. However, rental and earned income are expected to remain at reduced amounts as a result of distributing a portion of the net sales proceeds to Limited Partners during 1998 from two of the restaurant properties sold during 1998.

   For the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased three restaurant properties indirectly through joint venture arrangements and three restaurant properties as tenants-in-common with affiliates of ours. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund recorded income of $124,872 and a loss of $34,343, respectively, income of $41,415 and a loss of $75,617 of which were recorded during the quarters ended September 30, 1999 and 1998, respectively, attributable to income and losses recorded by these joint ventures. The increase during the quarter and nine months ended September 30, 1999 in net income earned by joint ventures is primarily due to the fact that during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations and during the quarter and nine months ended September 30, 1998, Titusville Joint Venture, in which the Income Fund owns a 73.40% interest, established an allowance for loss on the land and building for its restaurant property, or approximately $139,300. The allowance represented the difference between the restaurant property's net carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. No such allowance was recorded during the quarter and nine months ended September 30, 1999. The joint venture is currently seeking either a replacement tenant or purchaser for this restaurant property. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1999, is also due to the fact that in May 1998, the Income Fund reinvested net sales proceeds from sales of restaurant properties during 1998, in RTO Joint Venture, with an affiliate of ours.

   In addition, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $82,656 and $103,546, respectively, in interest and other income, $28,324 and $22,875 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in interest and other income during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, is primarily attributable to a decrease in interest income as a result of the fact that in July 1998, the Income Fund collected the full balance of a mortgage note receivable related to the restaurant property in Roswell, Georgia that the Income Fund had accepted in conjunction with the sale of a restaurant property in a prior year.

   Operating expenses, including depreciation and amortization expense, were $441,103 and $392,662 for the nine months ended September 30, 1999 and 1998, respectively, of which $132,415 and $113,310 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to the fact that the Income Fund incurred $37,879 and $119,992 in transaction costs during the quarter and nine months ended September 30, 1999, respectively, relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   The increase in operating expenses for the nine months ended September 30, 1999, was partially offset by a decrease in operating expenses due to the fact that, during 1998, the Income Fund recognized real estate tax expense relating to the Po Folks restaurant property in Hagerstown, Maryland, based on the fact that payment by the former tenant was doubtful. The Income Fund sold this restaurant property in June 1998. The increase in operating expenses also was offset by a decrease in depreciation expense due to the sale of several restaurant properties during the nine months ended September 30, 1999 and 1998.

   As a result of the sales of two restaurant properties during the nine months ended September 30, 1999, the Income Fund recognized total gains of $293,512 for financial reporting purposes. In addition, as a result of the sales of four restaurant properties during the nine months ended September 30, 1998, the Income Fund recognized total gains of $596,586.

   During the quarter and nine months ended September 30, 1998, the Income Fund recorded an allowance for loss on land and building of $99,865 for financial reporting purposes relating to the restaurant property in Hazard, Kentucky. The loss represented the difference between the restaurant property's net carrying value and the estimated net realizable value of the restaurant property. The Income Fund sold the restaurant property in December 1998. No additional allowance was recorded for the quarter and nine months ended September 30, 1999.

   As of September 30, 1999, 17 of the Income Fund's 27 leases, representing approximately 63% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During the year ended December 31, 1996, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, owned and leased 30 wholly owned restaurant properties and during 1997, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, owned and leased 32 wholly owned restaurant properties, including five restaurant properties which were sold during 1997. During 1998, the Income Fund owned and leased 27 wholly owned restaurant properties, including five restaurant properties which were sold during 1998. In addition, during the years ended December 31, 1996, 1997 and 1998, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property and during 1997 and 1998, the Income Fund owned and leased two restaurant properties, with certain of our affiliates, as tenants-in-common. During 1998, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, owned and leased one additional restaurant property, with certain of our affiliates, as tenants-in-common and was a co-venturer in a joint venture that owned and leased one restaurant property. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 27 restaurant properties which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $23,000 to $191,900. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some leases provide for increases in the annual base rent during the lease term.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, Tuscawilla Joint Venture, earned $1,554,852, $1,930,486, and $2,273,850, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1998 and 1997, each as compared to the previous year, is partially attributable to a decrease of approximately $350,300 and $219,700, respectively, as a result of the sales of restaurant properties during 1998 and 1997, as described above in "Capital Resources." During 1998 and 1997, the decrease in rental income was partially offset by an increase of approximately $69,100 and $86,200, respectively, due to the reinvestment of a portion of these net sales proceeds during 1997, in a rental restaurant property in Fayetteville, North Carolina, as described above in "Capital Resources."

   The decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the fact that during 1997, the Income Fund entered into a new lease with a new tenant for the Denny's restaurant property in Hagerstown, Maryland, and in connection therewith, recognized as income approximately $118,700 for which the Income Fund had previously established an allowance for doubtful accounts relating to the Denny's and Po Folks restaurant properties in Hagerstown, Maryland. During 1997, the Income Fund established an allowance for doubtful accounts for these amounts due to the uncertainty of the collectibility of these amounts. We are pursuing collection of past due amounts relating to this restaurant property and will recognize any such amounts as income if collected.

   Rental and earned income during 1998, 1997, and 1996, remained at reduced levels due to the fact that the Income Fund did not receive any rental income relating to the Po Folks restaurant property in Hagerstown, Maryland. In June 1998, the Income Fund sold the restaurant property to a third party, as described above in "Capital Resources." In January 1999, the Income Fund reinvested the majority of the net sales proceeds in a restaurant property in Montgomery, Alabama and intends to use the remaining net sales proceeds for other Income Fund purposes.

   In addition, the decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the fact that, during 1998 and 1997, the Income Fund increased its allowance for doubtful accounts by approximately $74,400 and $15,400, respectively, for accrued rental income amounts previously recorded, due to the fact that future scheduled rent increases are recognized on a straight-line basis over the term of the lease in accordance with generally accepted accounting principles, relating to the restaurant property in Canton Township, Michigan, due to financial difficulties the tenant was experiencing. During 1998, the tenant vacated the restaurant property and ceased operations and the Income Fund wrote off all such accrued rental income amounts and is currently seeking either a replacement tenant or purchaser for this restaurant property.

   The decrease during 1998, as compared to 1997, is also partially attributable to the fact that during 1998, the Income Fund terminated the lease with the tenant of the restaurant property in Hazard, Kentucky, and wrote off approximately $29,500 of accrued rental income recognized since inception relating to the straight lining of future scheduled rent increases, in accordance with generally accepted accounting principles. In addition, the decrease during 1998 is partially attributable to the Income Fund reserving approximately $41,400 in accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the term of the lease in accordance with generally accepted accounting principles.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $98,915, $157,648, and $157,993, respectively, in contingent rental income. The decrease in contingent rental income during 1998, as compared to 1997, is primarily attributable to the sales of restaurant properties during 1998 and 1997, for which the leases required the payment of contingent rental income.

   In addition, during 1998, 1997, and 1996, the Income Fund earned $127,064, 100,816, and $26,496, respectively, in interest and other income. The increase in interest and other income during 1998 and 1997, was partially attributable to the interest earned on the net sales proceeds relating to the sales of restaurant properties during 1998 and 1997, temporarily invested in short-term highly liquid investments pending reinvestment of such amounts in additional restaurant properties or the use of such amounts for other Income Fund purposes. In addition, interest and other income increased by approximately $33,700 during 1997, as a result of the interest earned on the mortgage note receivable accepted in connection with the sale of the restaurant property in Roswell, Georgia, in June 1997. The increase in interest and other income during 1997, was also attributable to the Income Fund recognizing $15,000 in other income due to the fact that the purchase and sale agreement between the Income Fund and a third party for the Po Folks restaurant property located in Hagerstown, Maryland, was terminated. Based on the agreement, the deposits received in connection with the purchase and sale agreement were retained as other income by the Income Fund due to the termination of the agreement.

   The Income Fund recognized income of $22,708, a loss of $148,170, and income of $11,740 for the years ended December 31, 1998, 1997, and 1996, respectively, attributable to net income and net loss earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The loss during 1997 was due to the fact that during 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. In conjunction therewith, during 1997, Titusville Joint Venture, in which the Income Fund owns a 73.4% interest, established an allowance for doubtful accounts of approximately $27,000 for past due rental amounts. No such allowance was established during 1996. During 1998, the joint venture wrote off all uncollected balances and ceased collection efforts. The joint venture wrote off unamortized lease costs of $23,500 in 1997 due to the tenant vacating the restaurant property. In addition, during 1997, the joint venture established an allowance for loss on land and building for its restaurant property in Titusville, Florida, of approximately $147,000. During 1998, the joint venture increased the allowance for loss on land and building by approximately $125,300 for financial reporting purposes. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998 and the current estimate of the net realizable value at December 31, 1998 for the restaurant property. Titusville Joint Venture is currently seeking either a replacement tenant or purchaser for this restaurant property. The increase in income earned from joint ventures during 1998, is partially attributable to, and the decrease during 1997, as compared to 1996, is partially offset by, an increase in net income earned by joint ventures due to the fact that the Income Fund reinvested a portion of the net sales proceeds it received from the 1997 and 1998 sales of several restaurant properties, in three restaurant properties with certain of our affiliates as tenants-in-common and one restaurant property through a joint venture arrangement with one of our affiliates in 1997 and 1998.

   During the year ended December 31, 1998, one lessee of the Income Fund and its consolidated joint venture, Golden Corral Corporation, contributed more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from restaurant properties owned by unconsolidated joint ventures and restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to five restaurants. It is anticipated that, based on the minimum rental payments required by the leases, this lessee will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, three restaurant chains, Golden Corral, Pizza Hut, and KFC, each accounted for more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from restaurant properties owned by unconsolidated joint ventures and restaurant properties owned with affiliates as tenants-in-common. It is anticipated that Golden Corral, Pizza Hut, and KFC each will continue to account for more than ten percent of total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of Golden Corral Corporation or any of these restaurant chains could materially affect the Income Fund's income, if the Income Fund is not able to re-lease these restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $520,871, $626,431, and $638,140 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses during 1998, as compared to 1997, and 1997, as compared to 1996, was partially attributable to a decrease in depreciation expense as a result of the sales of restaurant properties in 1998 and 1997.

   The decrease in operating expenses during 1998, as compared to 1997, is partially attributable to, and the decrease during 1997, as compared to 1996, is partially offset by, an increase in operating expenses during 1997, due to the fact that the Income Fund recognized real estate tax expense of approximately $40,200 and bad debt expense of approximately $32,400, relating to the Denny's and Po Folks restaurant properties in Hagerstown, Maryland. These amounts relate to prior year amounts due from the former tenant that the current tenant of this restaurant property had agreed to pay, as described above in "Capital Resources." However, the Income Fund recorded these amounts as expenses during 1997, due to the fact that payment of these amounts by the current tenant was doubtful. We intend to pursue collection of past due amounts relating to this restaurant property and will recognize any such amounts as income if collected. In June 1998, the Income Fund sold the Po Folks restaurant property to a third party if the Income Fund is unable to re-lease these restaurant properties in a timely manner.

   The decrease during 1998, as compared to 1997, is partially offset by the fact that the Income Fund incurred $14,227 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition.

   As a result of the restaurant properties sales during 1998 and 1997, and the sale of parcel of land in Plant City, Florida, as described above in "Capital Resources," the Income Fund recognized gains on sale of land and buildings totalling $497,321 and $1,027,590 during the years ended December 31, 1998 and 1997, respectively. No restaurant properties were sold during 1996. In addition, during the years ended December 31, 1998 and 1997, the Income Fund recorded an allowance for loss on land and building and impairment in carrying value of net investment in direct financing lease of $25,821 and $32,819, respectively, relating to the Denny's and Po Folks restaurant properties in Hagerstown, Maryland. The allowance represents the difference between the carrying value of the restaurant properties at December 31, 1998 and 1997, and the net realizable value of the restaurant properties based on the current estimated net realizable value of each restaurant property at December 31, 1998 and 1997, respectively.

   The Income Fund's leases as of December 31, 1998, are triple-net leases and, in general, contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income, for certain restaurant properties, over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 Team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 31% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

 Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND IV, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND IV, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues (1)............  $ 1,907,661 $ 1,634,203 $ 2,285,696 $ 2,531,385 $ 2,820,295 $ 2,871,572 $ 2,865,770
Net income (2)..........    1,274,957   1,310,210   1,821,449   1,720,668   2,347,167   2,210,339   2,310,524
Cash distributions
 declared (3)...........    1,800,000   3,033,748   3,633,748   2,760,000   2,760,000   2,760,000   2,760,000
Net income per Unit
 (2)....................        21.04       21.71       30.15       28.42       38.75       36.48       38.13
Cash distributions
 declared per Unit (3)..        30.00       50.56       60.56       46.00       46.00       46.00       46.00
GAAP book value per
 unit...................       330.25      340.48      339.00      369.20      381.63      388.14      397.30
Weighted average number
 of Limited Partner
 Units outstanding......       60,000      60,000      60,000      60,000      60,000      60,000      60,000
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $20,901,966 $21,331,281 $21,189,833 $23,309,888 $23,730,892 $24,057,829 $24,598,179
Total partners'
 capital................   19,814,957  20,428,761  20,340,000  22,152,299  22,897,631  23,288,164  23,837,825

--------
(1) Revenues include equity in earnings of joint ventures.

(2) Net income for the year ended December 31, 1997, includes $6,652 from a loss on the sale of land and $70,337 for a provision for loss on land and building. Net income for the nine months ended September 30, 1998 and for years ended December 31, 1998, 1996, 1995 and 1994 includes $226,024,
    $226,024, $221,390, $128,547 and $128,592, respectively, from gains on the sale of land and buildings.

(3) Distributions for the nine months ended September 30, 1998, and the year ended December 31, 1998, include a special distribution to the Limited Partners of $1,233,748 in net sales proceeds from the sales of two restaurant properties in 1998.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND IV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on November 18, 1987, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases generally are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 38 restaurant properties, which included interests in six restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two restaurant property owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund generated cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses, of $1,868,820 and $1,794,173. The increase in cash from operations for the nine months ended September 30, 1999 is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In January 1999, the Income Fund used $533,200 of the net sales proceeds from the 1998 sale of the restaurant property in Naples, Florida to acquire a restaurant property in Zephyrhills, Florida, as tenants-in-common with CNL Income Fund XVII, Ltd., an affiliate of ours. In connection with this transaction, the Income Fund and the affiliate entered into an agreement pursuant to which each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of September 30, 1999, the Income Fund owned a 76 percent interest in the restaurant property in Zephyrhills, Florida. The sale of the restaurant property in Naples, Florida and the reinvestment of the net sales proceeds in the restaurant property in Zephyrhills, Florida, were structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   Currently, rental income from the Income Fund's restaurant properties is invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1999, the Income Fund had $793,000 invested in such short-term investments, as compared to $739,382 at December 31, 1998. The funds remaining at September 30, 1999 will be used to pay distributions and other liabilities.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund generated cash from operations of $2,362,320, $2,417,972 and $2,713,964, respectively. The decrease in cash from operations for 1998 and 1997, each as compared to the previous year, is primarily a result of changes in income and expenses and changes in the Income Fund's working capital.

   Cash from operations during the years ended December 31, 1998, 1997 and 1996 was also affected by the following.

   In October 1992, the Income Fund accepted a promissory note from the former tenant of the restaurant property in Maywood, Illinois, for $175,000 for amounts due relating to past due rents and real estate taxes and other expenses the Income Fund had incurred as a result of the former tenant's having defaulted under the terms of the lease. The note was non-interest bearing and was payable in 36 monthly installments of $2,500 through September 1995, and thereafter in eight monthly installments of $10,000, with the balance due and payable on February 20, 1996. The Income Fund discounted the note to a principal balance of $138,094 using an interest rate of ten percent. During 1995, the former tenant defaulted under the terms of the note. Because of the financial difficulties that the former tenant was experiencing, the Income Fund established an allowance for doubtful accounts for the full amount of unpaid principal and interest of $111,031 relating to this note. Therefore, no amounts were included in receivables at December 31, 1996. During 1997, the Income Fund ceased collection efforts for this note and wrote off the related allowance for doubtful accounts.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In January 1996, the Income Fund reinvested the net sales proceeds it received from the 1995 sale of the restaurant property in Hastings, Michigan, along with additional funds, in a Golden Corral restaurant property located in Clinton, North Carolina, with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 53 percent interest in this restaurant property.

   In September 1996, the Income Fund sold its restaurant property in Tampa, Florida, for $1,090,000 and received net sales proceeds of $1,049,550, which resulted in a gain of $221,390 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $832,800, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $216,800 in excess of its original purchase price. In December 1996, the Income Fund reinvested the majority of the net sales proceeds in a Boston Market restaurant property, located in Richmond, Virginia. The remaining net sales proceeds were used to pay Income Fund liabilities.

   In June 1997, the Income Fund terminated the leases with the tenant of the restaurant properties in Portland and Winchester, Indiana. In connection therewith, the Income Fund accepted a promissory note from the former tenant for $32,343 for amounts relating to past due real estate taxes the Income Fund had accrued as a result of the former tenant's financial difficulties. The promissory note is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. As of December 31, 1998, the Income Fund had collected the full amount of the promissory note.

   In July 1997, the Income Fund entered into new leases for the restaurant properties in Portland and Winchester, Indiana, with a new tenant to operate the restaurant properties as Arby's restaurants. In connection therewith, the Income Fund agreed to fund up to $125,000 in renovation costs for each restaurant property. As of December 31, 1998, such renovations had been completed.

   In November 1997, the Income Fund sold its restaurant property in Douglasville, Georgia to a third party for $402,000 and received net sales proceeds of $378,149. This restaurant property was originally acquired by the Income Fund in December 1994 and had a cost of approximately $363,800, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $16,900 in excess of its original purchase price. The Income Fund had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles. Thus, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property, which resulted in a loss of $6,652 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only. The net sales proceeds were used to fund the renovation costs and to pay liabilities of the Income Fund, which include quarterly distributions to the Limited Partners. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In March 1998, the Income Fund sold its restaurant property in Fort Myers, Florida, to a third party for $842,100 and received net sales proceeds of $794,690, which resulted in a gain of $225,902 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $598,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $196,700 in excess of its original purchase price. In addition, in March 1998, the Income Fund sold its restaurant property in Union Township, Ohio, to an unrelated third party for $680,000 and received net sales proceeds of $674,135, which resulted in a loss of $104,987 for financial reporting purposes. In connection with the sale of these restaurant properties, the Income Fund incurred deferred, subordinated real estate disposition fees of $45,663. In April 1998, the Income Fund distributed $1,233,748 of the net sales proceeds from these restaurant properties as a special distribution to the Limited Partners and used the remaining net proceeds to pay Income Fund liabilities.

   In addition, in July 1998, the Income Fund sold its restaurant property in Leesburg, Florida for $565,000 and received net sales proceeds of $523,931, which resulted in a total loss for financial reporting purposes of $135,509. At December 31, 1997, the Income Fund recorded a provision for loss on the land and building in the amount of $70,337 for this restaurant property. Thus, the Income Fund recognized the remaining loss of $65,172 for financial reporting purposes at July 1998, relating to the sale. In September 1998, the Income Fund contributed the majority of the net sales proceeds from the sale of the restaurant property in Leesburg, Florida, to a joint venture, Warren Joint Venture, to purchase and hold one restaurant property. The Income Fund has an approximate 36 percent interest in the profits and losses of Warren Joint Venture and the remaining interest in this joint venture is held by one of our affiliates.

   In September 1998, the Income Fund sold its restaurant property in Naples, Florida, to a third party for $563,000 and received net sales proceeds of $533,598, which resulted in a gain of $170,281 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1988 and had a cost of approximately $410,500 excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $123,100 in excess of its original purchase price.

   As of December 21, 1999, none of the net sales proceeds received from the sale of the properties described above remain uninvested.

   In January 1999, the Income Fund invested a majority of the net sales proceeds in a restaurant property in Zephyrhills, Florida with an affiliate of ours as tenants-in-common. The Income Fund holds a 76 percent interest in the restaurant property. The Income Fund will account for its investment in this restaurant property using the equity method since the Income Fund will share control with an affiliate. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Naples, Florida and the reinvestment of the net sales proceeds will be structured to qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   During the years ended December 31, 1997 and 1996, the Income Fund received $294,000 and $22,300, respectively, in capital contributions from the corporate general partner in connection with the operations of the Income Fund. No such contributions were received during the year ended December 31, 1998.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use for the payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $739,382 invested in such short-term investments, as compared to $876,452 at December 31, 1997. The decrease in the amount invested in short-term investments during 1998, as compared to 1997, is primarily attributable to the payment of construction costs accrued at December 31, 1997, which relate to the Income Fund's restaurant properties in Winchester and Portland, Indiana. The decrease was partially offset by an increase in cash due to using a portion of the net sales proceeds from the sales of the restaurant properties in Fort Myers, Florida, and Union Township, Ohio, for other Income Fund purposes. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. Total liabilities at December 31, 1998, to the extent they exceed cash and cash equivalents at December 31, 1998, will be paid from future cash from operations and, in the event we elect to make additional contributions, from future contributions from us.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998




   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, net sales proceeds from the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio, the Income Fund declared distributions to Limited Partners of $1,800,000 for the nine months ended September 30, 1999 and $3,033,748 for the nine months ended September 30, 1998, or $600,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $30.00 per unit for the nine months ended September 30, 1999 and $50.56 per unit for the nine months ended September 30, 1998, or $10.00 per unit for each of the quarters ended September 30, 1999 and 1998. Distributions for the nine months ended September 30, 1998 included $1,233,748 as a result of the distribution of net sales proceeds from the 1998 sale of the restaurant properties in Ft. Myers, Florida and Union Township, Ohio. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,087,009 at September 30, 1999 from $849,833 at December 31, 1998, primarily as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition, an increase in amounts due to related parties, and an increase in rents paid in advance and deposits at September 30, 1999, as compared to December 31, 1998. To the extent that total liabilities at September 30, 1999 exceed cash and cash equivalents at September 30, 1999, they will be paid from future cash from operations, and in the event we elect to make additional contributions, from contributions from us.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases for the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on (a) current and anticipated future cash from operations, (b) for the year ended December 31, 1998, net sales proceeds from the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio and (c) to a lesser extent, for the years ended December 31, 1997 and 1998, additional capital contributions received from us of $294,000 and $22,300, the Income Fund declared distributions to the Limited Partners of $3,633,748 for the year ended December 31, 1998, $2,760,000 for the year ended December 31, 1997 and $2,760,000 for the year ended December 31, 1996. This represents distributions of $60.56 per unit for the year ended December 31, 1998 and $46 per unit for each of the years ended December 31, 1997 and 1996. Distributions for the year ended December 31, 1998 included $1,233,748 as a result of the distribution of net sales proceeds from the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio. This special distribution was effectively a return of a portion of the Limited Partners' investment. However, in accordance with the Income Fund's partnership agreement, it was applied to the Limited Partners' unpaid preferred return. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, reduced the Income Fund's revenues in 1998 and is expected to reduce the Partnership's revenues in subsequent years. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, resulted in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997, and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $111,482 for operating expenses, as compared to $85,702 during 1997 and $114,409 during 1996. As of December 31, 1998, the Income Fund owed $103,315 to affiliates for such amounts and accounting and administrative services, as compared to $88,854 as of December 31, 1997. In addition, during the year ended December 31, 1998, the Income Fund incurred $45,663 in real estate disposition fees due to an affiliate as a result of its services in connection with the sale of two restaurant properties. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% preferred return and their adjusted capital contributions. Amounts payable to other parties, including distributions payable, decreased to $700,855 at December 31, 1998 from $1,068,735 at December 31, 1997. The decrease in liabilities at December 31, 1998 is primarily attributable to the payment during the year ended December 31, 1998 of construction costs accrued at December 31, 1997 for the restaurant properties in Portland and Winchester, Indiana, in connection with the new leases entered into in July 1997. In addition, the decrease in total liabilities was attributable to a decrease in distributions payable to the Limited Partners at December 31, 1998, as compared to December 31, 1997. Total liabilities at December 31, 1998, to the extent they exceed cash and cash equivalents at December 31, 1998, will be paid from future cash from operations and, in the event the we elect to make additional contributions, from future contributions from us.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   During the nine months ended September 30, 1998, the Income Fund owned and leased 34 wholly owned restaurant properties, including four restaurant properties, which were sold during 1998 and during the nine months ended September 30, 1999, the Income Fund owned and leased 30 wholly owned restaurant properties, generally to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $1,601,882 and $1,694,465, respectively, in rental income from operating leases and earned income from the direct financing leases from these restaurant properties, $546,499 and $579,483 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in rental and earned income for the quarter and nine months ended September 30, 1999 was primarily due to the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio in March 1998, and the sale of the restaurant property in Naples, Florida in September 1998. During the nine months ended September 30, 1999, the Income Fund used the net sales proceeds from the sale of the restaurant property in Naples, Florida to acquire a restaurant property in Zephyrhills, Florida, as tenants-in-common with CNL Income Fund XVII, Ltd., an affiliate of ours. Rental and earned income are expected to remain at reduced amounts as a result of distributing the net sales proceeds from the 1998 sales of the restaurant properties in Fort Myers, Florida and Union Township, Ohio to the Limited Partners during 1998.

   In addition, rental and earned income during the quarter and nine months ended September 30, 1999, was lower than during the quarter and nine months ended September 30, 1998 because during the quarter and nine months ended September 30, 1998 the Income Fund collected and recognized as income a larger amount of the past due rental amounts owed from the former tenant of the restaurant property located in Palm Bay, Florida, for which the Income Fund had previously established an allowance for doubtful accounts, than during the quarter and nine months ended September 30, 1999. The former tenant vacated this restaurant property in October 1997 and the Income Fund had been pursuing collection of the past due rental amounts. The Income Fund received the past due rental amounts from the former tenant's guarantor in accordance with a settlement agreement between the Income Fund and the tenant's guarantor to collect some of the amounts due to the Income Fund from the former tenant of this restaurant property. The decrease in rental and earned income during the quarter and nine months ended September 30, 1999, was partially offset by an increase in rental and earned income due to the fact that in February 1998, the Income Fund entered into a new lease with a new tenant for this restaurant property.

   For the nine months ended September 30, 1999 and 1998, the Income Fund also earned $65,059 and $37,207, respectively, in contingent rental income, $30,685 of which was earned during the quarter ended September 30, 1999. The increase in contingent rental income during the quarter and nine months ended

September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, is primarily due to an increase in gross sales of some restaurant properties, the leases of which require the payment of contingent rental income.

   In October 1998, the tenant of one Boston Market restaurant property filed for bankruptcy. As of November 5, 1999, the Income Fund had continued receiving rental payments relating to this lease. While the tenant has not rejected or affirmed the lease, there can be no assurance that the lease will not be rejected in the future. The lost revenues resulting from the rejection of this lease could have an adverse effect on the results of operations of the Income Fund if the Income Fund is not able to re-lease this restaurant property in a timely manner.

   During the nine months ended September 30, 1998, the Income Fund also owned and leased five restaurant properties indirectly through joint venture arrangements and one restaurant property as tenants-in-common with affiliates of ours. During the nine months ended September 30, 1999, the Income Fund owned and leased six restaurant properties through joint venture arrangements and two restaurant properties as tenants-in-common with affiliates of ours. In connection these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund recognized income of $216,463 and a loss of $143,612, respectively, of which income of $69,847 and $5,276 were recognized for the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by joint ventures is primarily due to the fact that during the quarter and nine months ended September 30, 1998, Kingsville Real Estate Joint Venture in which the Income Fund owns a 68.87% interest in the profits and losses of the joint venture established an allowance for doubtful accounts of approximately $21,900 and $87,800, respectively, in accordance with its collection policy. No such allowance was established during the quarter and nine months ended September 30, 1999. In addition, during the nine months ended September 30, 1998, Kingsville Real Estate Joint Venture established a provision for loss on land and net investment in the direct financing lease for its restaurant property in Kingsville, Texas for approximately $316,000. The allowance represented the difference between the restaurant property's carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. No such allowance was recorded during the quarter and nine months ended September 30, 1999. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease for this restaurant property with a new tenant and we ceased collection efforts on the past due amounts.

   The increase during the quarter and nine months ended September 30, 1999 in net income earned by joint ventures is also due to the fact that during the quarter and nine months ended September 30, 1998, Titusville Joint Venture in which the Income Fund owns a 26.60% interest established an allowance for loss on the land and building for its restaurant property, of approximately $139,300, due to the fact that in July 1997, the operator of the restaurant property vacated the restaurant property and ceased operations. The allowance represented the difference between the restaurant property's net carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. No such allowance was recorded during the quarter and nine months ended September 30, 1999. Titusville Joint Venture is currently seeking either a replacement tenant or purchaser for this restaurant property.

   The increase in net income earned by joint ventures for the quarter and nine months ended September 30, 1999 is also partially due to the fact that in September 1998 the Income Fund reinvested net sales proceeds from the 1998 sale of its restaurant property in Leesburg, Florida in Warren Joint Venture. In addition, the increase was also due to the fact that in January 1999, the Income Fund reinvested net sales proceeds from the 1998 sale of its restaurant property in Naples, Florida in a restaurant property in Zephyrhills, Florida, as tenants-in-common with one of our affiliates.

   Operating expenses, including depreciation and amortization, were $632,704 and $550,017 for the nine months ended September 30, 1999 and 1998, respectively, of which $201,330 and $182,378 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses for the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to the fact that the Income Fund incurred $52,300 and $156,466 for the quarter and nine months ended September 30, 1999, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the limited partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions. The increase in operating expenses for the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was partially offset by a decrease in depreciation expense as a result of the sale of four restaurant properties in 1998.

   The increase in operating expenses was partially offset by a decrease due to the fact that the Income Fund incurred certain expenses, such as real estate taxes, insurance and maintenance during the quarter and nine months ended September 30, 1998 as a result of the former tenant of the restaurant property in Leesburg, Florida defaulting under the terms of its lease. The Income Fund sold this restaurant property in July 1998, therefore the Income Fund did not incur such expenses subsequent to July 1998.

   As a result of the sales of the restaurant properties in Fort Myers, Florida, Union Township, Ohio, and Leesburg, Florida the Income Fund recognized a gain of $55,743 for financial reporting purposes during the nine months ended September 30, 1998. In addition, during the quarter and nine months ended September 30, 1998, the Income Fund recognized a gain of $170,281 for financial reporting purposes as a result of the sale of its restaurant property in Naples, Florida. No restaurant properties were sold during the quarter and nine months ended September 30, 1999.

   As of September 30, 1999, 26 of the Income Fund's 37 leases, representing approximately 70% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund owned and leased 36 wholly owned restaurant properties, including one restaurant property in Tampa, Florida, which was sold in September 1996, during 1997, the Income Fund owned and leased 35 wholly owned restaurant properties, including one restaurant property in Douglasville, Georgia, which was sold in November 1997, and during 1998, the Income Fund owned and leased 34 wholly owned restaurant properties, including four restaurant properties which were sold in 1998. In addition, during 1998, 1997, and 1996, the Income Fund was a co-venturer in five separate joint ventures that each owned and leased one restaurant property and one restaurant property with affiliates as tenants-in-common. In addition, during 1998, the Income Fund was a co-venturer in an additional joint venture that owned and leased one restaurant property. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 37 restaurant properties, which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from $18,100 to $135,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, some of the leases provide that, commencing in the sixth lease year the percentage rent will be an amount equal to the greater of the percentage rent calculated under the lease formula or a specified percentage ranging from one-half to two percent of the purchase price.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $2,231,513, $2,189,386, and $2,397,691, respectively, in rental income from operating leases and earned income from direct financing leases from its wholly owned restaurant properties described above. The increase in rental and earned income during 1998, as compared to 1997, was partially attributable to the fact that during 1997, the Income Fund increased its allowance for doubtful accounts for past due rental amounts relating to the Hardee's restaurant properties located in Portland and Winchester, Indiana, which were leased by the same tenant, due to financial difficulties the tenant was experiencing. No such allowance was recorded during 1998 due to the fact that the Income Fund renovated both restaurant properties, as described above in "Capital Resources" and re-leased the restaurant properties to a new tenant for which rents commenced in October 1997. The decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the Income Fund increasing its allowance for doubtful accounts by approximately $28,500, for rental income amounts relating to the Hardee's restaurant properties located in Portland and Winchester, Indiana, as described above. Rental and earned income also decreased by approximately $86,200 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of the restaurant properties in Portland and Winchester, Indiana, in June 1997, as described above in "Capital Resources." The Income Fund re-leased these restaurant properties in October 1997, as described above. The decrease in rental and earned income for 1997, as compared to 1996, was slightly offset by an increase of approximately $20,200 in rental income from the new tenant of this restaurant property who began operating the restaurant property in October 1997, after it was renovated into an Arby's restaurant property.

   Rental and earned income decreased during 1997, as compared to 1996, as a result of the Income Fund establishing an allowance for doubtful accounts totalling approximately $128,200 during 1997, for rental amounts relating to the restaurant property located in Palm Bay, Florida, due to financial difficulties the tenant was experiencing. The tenant vacated the restaurant property in October 1997. Rental and earned income increased during 1998, as compared to 1997, due to the fact that no such allowance was established during 1998 and the fact that the Income Fund negotiated a settlement agreement with the former tenant's guarantor to collect some of the amounts due to the Income Fund from the former tenant. During 1998, the Income Fund collected and recognized as income a portion of the past due rental amounts from the former tenant's guarantor. In addition, in February 1998, the Income Fund entered into a new lease with a new tenant for this restaurant property.

   The increase in rental and earned income for the year ended December 31, 1998 was partially offset by a decrease in rental and earned income due to the sale of the restaurant property in Douglasville, Georgia in November 1997, the sale of the restaurant properties in Fort Myers, Florida and Union Township, Ohio in March 1998, and the sale of the restaurant property in Naples, Florida in September 1998. During the year ended December 31, 1998, the Income Fund used the net sales proceeds from the sale of the restaurant property in Douglasville, Georgia to fund renovation costs for two restaurant properties and for other Income Fund purposes. Rental and earned income are expected to remain at reduced amounts as a result of distributing the net sales proceeds from the 1998 sales of the restaurant properties in Fort Myers, Florida and Union Township, Ohio to the Limited Partners.

   In addition, rental and earned income decreased approximately $76,300 during the year ended 1997 as compared to 1996, as a result of the sale of the restaurant property in Tampa, Florida, in September 1996. The decrease in rental income for 1997 was offset by an increase of approximately $118,300 in rental income attributable to the reinvestment of the net sales proceeds in a restaurant property in Richmond, Virginia, in December 1996.

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $83,377, $117,031 and $97,318, respectively, in contingent rental income from the Income Fund's wholly owned restaurant properties. The decrease in contingent rental income during the year ended December 31, 1998, as compared to the year ended December 31, 1997, is partially attributable to the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1997, to actual amounts during the year ended December 31, 1998 and is partially attributable to a decrease in gross sales for certain restaurant properties whose leases require the payment of contingent rental income. The increase in contingent rental income in 1997, as compared to 1996, is primarily attributable to an increase in gross sales for certain restaurant properties, the leases of which require the payment of contingent rental income.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund recognized a loss of $90,144 and income of $189,747 and $277,431, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income in 1998, as compared to 1997, is primarily due to the fact that Kingsville Real Estate Joint Venture in which the Income Fund owns a 68.87% interest established an allowance for loss on the land and net investment in the direct financing lease for its restaurant property for approximately $316,000 during the year ended December 31, 1998. The tenant of this restaurant property experienced financial difficulties and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998 and the estimated net realizable value of the restaurant property. In addition, the joint venture increased its allowance for doubtful accounts by approximately $130,000 during the year ended December 31, 1998, as compared to an increase in allowance for doubtful accounts of approximately $20,600 during the year ended December 31, 1997, for amounts due from this tenant deemed uncollectible in accordance with its collection policy. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease for this restaurant property with a new tenant and we ceased collection efforts on the past due amounts. The decrease in net income for 1998, as compared to 1997, is partially offset by an increase in net income earned by joint ventures due to the fact that in September 1998, the Income Fund reinvested net sales proceeds from the sale of its restaurant property in Leesburg, Florida in Warren Joint Venture.

   The decrease in net income earned by these joint ventures during 1997, as compared to 1996, is partially attributable to the fact that, during July 1997, the operator of the restaurant property owned by Titusville Joint Venture vacated the restaurant property and ceased operations. In conjunction therewith, Titusville Joint Venture in which the Income Fund owns a 26.6% interest in the profits and losses of the joint venture established an allowance for doubtful accounts of approximately $27,000 during 1997. No such allowance was established during 1996. In addition, the joint venture recorded real estate tax expense of approximately $16,600 during 1997. No such real estate taxes were incurred during 1996. In addition, the joint venture wrote off unamortized lease costs of $23,500 in 1997 due to the tenant vacating the restaurant property. Titusville Joint Venture ceased collection efforts on past due amounts and the joint venture will not recognize any rental income from this restaurant property until a new tenant is located or until the restaurant property is sold and the proceeds from such a sale are reinvested in an additional restaurant property. Titusville Joint Venture is currently seeking either a replacement tenant or purchaser for this restaurant property. In addition, during 1998 and 1997, the joint venture established an allowance for loss on land and building for its restaurant property in Titusville, Florida, for approximately $125,300 and $147,000, respectively, for financial reporting purposes. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998, and the estimated net realizable value of the restaurant property. Net income earned by joint ventures also decreased during 1997, as compared to 1996, due to an adjustment in estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997 for the restaurant property in Clinton, North Carolina, held as tenants-in-common.

   During the year ended December 31, 1998, one of the Income Fund's lessees, Shoney's, Inc., contributed more than ten percent of the Income Fund's total rental income, including the Income Fund's share of the rental income from six restaurant properties owned by joint ventures and one restaurant property owned with affiliates as tenant-in-common. As of December 31, 1998, Shoney's, Inc. was the lessee under leases relating to six restaurants. It is anticipated that, based on the minimum rental payments required by the leases, Shoney's, Inc. will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, two restaurant chains, Shoney's and Wendy's Old Fashioned Hamburger Restaurants, each accounted for more than ten percent of the Income Fund's total rental income, including the Income Fund's share of the rental income from six restaurant properties owned by joint ventures and one restaurant property owned with affiliates as tenants-in-common. In 1999, it is anticipated that these two restaurant chains each will continue to account for more than ten percent of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to release the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $690,271, $733,728, and $694,518 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses for 1998, as compared to 1997, and the increase in operating expenses for 1997, as compared to 1996, was partially due to the fact that during 1997, the Income Fund expensed approximately $25,400 in current and past due real estate taxes for the restaurant property in Palm Bay, Florida due to the tenant vacating the restaurant property in October 1997. The restaurant property was re-leased and the new tenant is responsible for these expenses beginning in December 1997. In addition, the decrease in operating expenses for 1998, as compared to 1997, is partially due to the decrease in depreciation expense which resulted from the sale of one restaurant property in November 1997, and the sale of four restaurant properties in 1998.

   The decrease in operating expenses for 1998, as compared to 1997, is partially offset by an increase in operating expense for 1998 due to the fact that the Income Fund incurred $18,286 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. The increase in operating expenses during 1997 was also partially due to the fact that the Income Fund recorded bad debt expense of $12,794 from the former tenant during 1997, relating to the restaurant properties located in Portland and Winchester, Indiana, for past due rental income amounts. Due to the fact that the Income Fund re-leased these restaurant properties to a new tenant in October 1997, as described above, no such expense was recorded during 1998.

   The Income Fund is responsible for the proportionate share of real estate taxes and insurance expense for one of the two leases for the restaurant property in Maywood, Illinois. In addition, during 1998, 1997, and 1996, the Income Fund paid for a portion of the real estate taxes that are the responsibility of the other tenant of the Maywood restaurant property, due to a shortage of amounts collected from the tenant for the payment of their proportionate share of real estate taxes.

   In addition, as a result of the former tenant of the restaurant property in Leesburg, Florida, defaulting under the terms of its lease, the Income Fund incurred certain expenses, such as real estate taxes, insurance and maintenance expense relating to this restaurant property during 1998, 1997, and 1996. The Income Fund sold this restaurant property in July 1998, therefore the Income Fund does not anticipate incurring such expenses in future periods.

   As a result of the sales of four restaurant properties and one restaurant property, the Income Fund recognized a gain of $226,024 and $221,390, respectively, for financial reporting purposes during the years ended December 31, 1998 and 1996, respectively. In addition, as a result of the sale of the restaurant property in Douglasville, Georgia, in November 1997, the Income Fund recognized a loss for financial reporting purposes of $6,652 for the year ended December 31, 1997.

   During 1997, the Income Fund established an allowance for loss on land and building in the amount of $70,337 for financial reporting purposes for the restaurant property in Leesburg, Florida. The tenant of this restaurant property defaulted under the terms of its lease and vacated the restaurant property. The allowance represented the difference between the restaurant property's carrying value at December 31, 1997, and the estimated net realizable value for this restaurant property based on an anticipated sales price. In July 1998, the Income Fund sold this restaurant property.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that the we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had receives responses from approximately 50% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND V, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND V, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues(1).............  $ 1,498,221 $ 1,411,471 $ 2,024,231 $ 2,147,770 $ 2,279,880 $ 2,314,818 $ 2,354,981
Net income(2)...........    1,237,877   1,211,631   1,544,895   1,731,915   1,428,159   1,679,820   1,743,029
Cash distributions
 declared(3)............    1,500,000   3,338,327   3,838,327   2,300,000   2,300,000   2,300,000   2,300,000
Net income per unit(2)..        24.54       24.10       30.70       34.40       28.31       33.26       34.51
Cash distributions
 declared per unit(3)...        30.00       66.77       76.77       46.00       46.00       46.00       46.00
GAAP book value per
 unit...................       319.30      327.88      324.54      370.41      379.65      393.90      405.67
Weighted average number
 of Limited Partner
 units outstanding......       50,000      50,000      50,000      50,000      50,000      50,000      50,000

                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $17,001,075 $17,374,774 $17,135,485 $19,718,430 $20,133,002 $20,760,182 $21,299,865
Total partners'
 capital................   15,964,979  16,393,838  16,227,102  18,520,534  18,982,619  19,694,760  20,283,440

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures and minority interest in income or loss of the consolidated joint venture.

(2) Net income for the nine months ended September 30, 1999 and September 30, 1998 includes gain on sale of land and buildings of $395,740 and $443,443 respectively. Net income for the nine months ended September 30, 1999 and 1998, includes $169,482 and $273,141, respectively for provision for loss on land and building. Net income for the year ended December 31, 1998 includes $469,613, from gains on sales of land and buildings, $25,500 from a loss on sale of land and building and $403,157 for a provision for loss on land and building. Net income for the year ended December 31, 1997, includes $550,878 from gains on the sales of land and buildings, $141,567 from a loss on the sale of land and building and $250,694 for a provision for loss on land and building. Net income for the year ended December 31, 1996, includes $19,369 from the gains on sale of land and buildings and $239,525 for a provision for loss on land and buildings. Net income for the year ended December 31, 1995, includes $5,924 from a gain on sale of land and building.

(3) Distributions for the nine months ended September 30, 1998, and the year ended December 31, 1998 include a special distribution to the Limited Partners of 1,838,327 as a result of the distribution of net sales proceeds from the sales of restaurant properties during 1999 and 1998.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF CNL INCOME FUND V, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 17, 1988, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are generally triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 22 restaurant properties which included interests in three restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund generated cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses, of $1,268,379 and $1,230,725. The increase in cash from operations for the nine months ended September 30, 1999, was primarily a result and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   During the nine months ended September 30, 1999, the Income Fund sold its restaurant properties in Endicott and Ithaca, New York to the tenant for a total of $1,125,000 and received net sales proceeds of $1,113,759, resulting in a total gain of $213,503 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in December 1989 and had costs totalling approximately $942,600, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant properties for approximately $171,200 in excess of their original purchase prices. We expect to use the proceeds received from the sale of these restaurant properties to reinvest in additional restaurant properties or to pay Income Fund liabilities. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   In June 1999, Halls Joint Venture, in which the Income Fund owns a 48.9% interest, sold its restaurant property to the tenant in accordance with the option under its lease agreement to purchase the restaurant property, for $891,915, resulting in a gain to the joint venture of approximately $239,300 for financial reporting purposes. The restaurant property was originally contributed to Halls Joint Venture in February 1990 and had a total cost of approximately $672,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold the restaurant property for approximately $219,900 in excess of its original purchase price. We believe that the transaction, or a portion of the transaction, relating to the sale of the restaurant property owned by Halls Joint Venture and the reinvestment of the proceeds will qualify as a like-kind exchange transaction for federal income tax purposes.

   As of December 21, 1999, approximately $1,113,759 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   As of December 31, 1998, the Income Fund had accepted two promissory notes in connection with the sale of two of its restaurant properties. During the nine months ended September 30, 1999, the Income Fund collected the outstanding balance of $1,043,770 relating to the promissory note accepted in connection with the sale of the restaurant property in St. Cloud, Florida. The Income Fund intends to reinvest the amounts collected in an additional restaurant property.

   Currently, rental income from the Income Fund's restaurant properties, amounts collected under its promissory notes and net sales proceeds held by the Income Fund, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, to make distributions to the partners and, for net sales proceeds, to reinvest in additional restaurant properties. At September 30, 1999, the Income Fund had $2,285,305 invested in such short-term investments, as compared to $352,648 at December 31, 1998. The increase in cash and cash equivalents at September 30, 1999, is primarily attributable to the receipt of net sales proceeds relating to the sales of the restaurant properties in Endicott and Ithaca, New York, and the receipt of the remaining outstanding balance of the mortgage note receivable. The funds remaining at September 30, 1999, will be used towards the reinvestment in additional restaurant properties and to pay distributions and other liabilities.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund generated cash from operations of $1,649,735, $1,813,231, and $2,103,745, respectively. The decrease in cash from operations during 1998 and 1997, each as compared to the previous year, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   During the year ended December 31, 1997, the Income Fund received $106,000 in capital contributions from the corporate general partner in connection with the operations of the Income Fund, as compared to $159,700 during the year ended December 31, 1996.

   In October 1996, the Income Fund sold its restaurant property in St. Cloud, Florida to the tenant for $1,150,000. In connection with the sale, the Income Fund received $100,000 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $1,057,299, which represented the balance of the sales price of $1,050,000 plus tenant closing costs in the amount of $7,299 that the Income Fund financed on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum, is collateralized by a mortgage on the restaurant property and is being collected in 12 monthly installments of interest only followed by 168 equal monthly installments of principal and interest. This sale is also being accounted for under the installment sales method for financial reporting purposes. Therefore, the gain on the sale of the restaurant property was deferred and is being recognized as income proportionately as payments of principal under the mortgage note are collected. The Income Fund recognized a gain of $2,157 for financial reporting purposes for the year ended December 31, 1998, as compared to $338 for the year ended December 31, 1997 and $18,445 for the year ended December 31, 1996, and had a deferred gain in the amount of $181,308 at December 31, 1998, as compared to $183,465 at December 31, 1997. The mortgage note receivable balance relating to this restaurant property at December 31, 1998 was $871,812, as compared to $874,443 at December 31, 1997, which included accrued interest of $9,350 and $2,747, and net of the remaining deferred gain of $181,308 and $183,465. Payments collected under the mortgage note totalling $100,000 were used to pay liabilities of the Income Fund, which included quarterly distributions to the Limited Partners. We anticipate that payments collected under the mortgage note in the future will be reinvested in additional restaurant properties or used for payment of Income Fund liabilities.

   In January 1997, the Income Fund sold its restaurant property in Franklin, Tennessee, to the tenant, for $980,000 and received net sales proceeds of $960,741. Since the Income Fund had previously established an allowance for loss on land and building of $169,463 as of December 31, 1996 relating to this restaurant property, no loss was recognized during 1997 as a result of this sale. The Income Fund used $360,000 of the net sales proceeds to pay liabilities of the Income Fund, which included quarterly distributions to the Limited Partners. In addition, in June 1997, the Income Fund entered into an operating agreement for the restaurant property located in South Haven, Michigan, with an operator to operate the restaurant property as an Arby's restaurant. In connection with the agreement, the Income Fund used approximately $120,400 of the net sales proceeds from the sale of the restaurant property in Franklin, Tennessee to fund conversion costs associated with the Arby's restaurant property. In March 1998, the Income Fund entered into a new lease for this restaurant property with the former operator as tenant, to operate the restaurant property as an Arby's. In December 1997, the Income Fund reinvested approximately $244,800 of the net sales proceeds from the sale of the restaurant property in Franklin, Tennessee in a restaurant property located in Sandy, Utah, and approximately $150,000 in a restaurant property located in Vancouver, Washington, as tenants-in-common with affiliates of ours. The Income Fund intends to use the remaining net sales proceeds from the sale of the restaurant property in Franklin, Tennessee to pay liabilities of the Income Fund, which includes quarterly distributions to the Limited Partners.

   In June 1997, the Income Fund terminated the leases with the tenant of the restaurant properties in Connorsville and Richmond, Indiana. In connection with the terminated leases, the Income Fund accepted a promissory note from the former tenant for $35,297 for amounts relating to past due real estate taxes as a result of the former tenant's financial difficulties. The promissory note is uncollateralized, bears interest at a rate of ten percent per annum and is being collected in 36 monthly installments. Receivables at December 31, 1998 included $25,783 of such amounts, as compared to $37,099 at December 31, 1997. This included accrued interest of $1,802 in 1997. In July 1997, the Income Fund entered into a new lease for the restaurant property in Connorsville, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection with the lease, the Income Fund incurred $125,000 in renovation costs and paid these amounts during the year ended December 31, 1998.

   During 1997, the Income Fund sold its restaurant properties in Smyrna, Tennessee; Salem, New Hampshire; and Port St. Lucie and Tampa, Florida, for a total of $4,020,172 and received net sales proceeds totalling $3,925,876. This resulted in a total gain of $549,516 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1989 and had a total cost of approximately $3,503,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold these restaurant properties for approximately $422,100 in excess of their original purchase prices. The Income Fund used approximately $132,500 of the net sales proceeds to pay liabilities of the Income Fund, which included quarterly distributions to the Limited Partners, and used the remaining net sales proceeds were used to acquire additional restaurant properties and acquire restaurant properties with our affiliates. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   During the year ended December 31, 1996, the Income Fund established an allowance for the restaurant property in Richmond, Indiana, in the amount of $70,062. This represented the difference between the restaurant property's carrying value at December 31, 1996 and the estimate of net realizable value of the restaurant property based on an anticipated sales price of this restaurant property. In November 1997, the Income Fund sold this restaurant property to a third party for $400,000 and received net sales proceeds of $385,179. As a result of this transaction, the Income Fund recognized a loss of $141,567 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds in a restaurant property as tenants-in-common with affiliates of ours.

   During 1998, the Income Fund sold its restaurant properties in Port Orange, Florida, and Tyler, Texas to the tenants for a total of $2,180,000 and received net sales proceeds totalling $2,125,220, which resulted in a total gain of $466,322 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1988 and 1989 and had costs totaling approximately $1,791,300, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant properties for approximately $333,900 in excess of their original purchase prices. In addition, the Income Fund incurred deferred, subordinated real estate disposition fees of $65,400 relating to the sales of the restaurant properties for which net sales proceeds were not reinvested in additional restaurant properties. The Income Fund distributed $1,838,327 of the net sales proceeds from the 1997 and 1998 sales of the properties in Tampa, Florida and Port Orange, Florida as a special distribution to the Limited Partners in April 1998. In addition, in May 1998, the Income Fund contributed the net sales proceeds from the sale of the restaurant property in Tyler, Texas to a joint venture arrangement. The Income Fund will distribute amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale. As of December 21, 1999, none of the net sales proceeds received from the sale of these properties remain undistributed.

   In May 1998, the Income Fund entered into a joint venture with one of our affiliates, RTO Joint Venture, to construct and hold one restaurant property. As of December 31, 1998, the Income Fund had contributed $766,746 to purchase land and pay for construction relating to the joint venture. Construction was completed and rent commenced in December 1998. The Income Fund holds a 53.12% interest in the profits and losses of the joint venture.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, our affiliates incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to the Limited Partners or use for the payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $352,648 invested in such short-term investments as compared to $1,361,290 at December 31, 1997. The decrease in cash and cash equivalents during 1998 is primarily attributable to the fact that the Income Fund distributed amounts held at December 31, 1997 relating to the net sales proceeds received from the 1997 sale of the restaurant property in Tampa, Florida, as a special distribution to the Limited Partners during 1998. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts was approximately two percent annually. The funds remaining at December 31, 1998, will be reinvested in additional restaurant properties, distributed to the Limited Partners or used for other Income Fund purposes.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, proceeds received from the sales of restaurant properties, the Income Fund declared distributions to the Limited Partners of $1,500,000 for the nine months ended September 30, 1999 and $3,338,327 for the nine months ended September 30, 1998, or $500,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for the nine months ended September 30, 1999 and 1998 of $30.00 and $66.77 per unit, respectively or $10.00 per unit for each of the quarters ended September 30, 1999 and 1998. Distributions for the nine months ended September 30, 1998 included $1,838,327 as a result of the distribution of net sales proceeds from the sale of restaurant properties. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund increased to $954,538 at September 30, 1999, from $752,467 at December 31, 1998, partially due to the Income Fund accruing transaction costs relating to the Income Fund acquisition. The increase in liabilities is also partially a result of an increase in amounts due to related parties at September 30, 1999, as compared to December 31, 1998. To the extent that liabilities at September 30, 1999 exceed cash and cash equivalents at September 30, 1999, excluding amounts held representing net sales proceeds from the sale of restaurant properties and collections under the promissory note, they will be paid from future cash from operations, or in the event we elect to make capital contributions, from future contributions from us.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases of the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on current and anticipated future cash from operations, and for the years ended December 31, 1998 and 1997, a portion of the sales proceeds received from the sales of the restaurant properties, and for the years ended December 31, 1997 and 1996, additional capital contributions from us of $106,000 and $159,000, the Income Fund declared distributions to the Limited Partners of $3,838,327 for the year ended December 31, 1998, as compared to $2,300,000 for each of the years ended December 31, 1997 and 1996. This represents distributions of $77 per unit for the year ended December 31, 1998, as compared to $46 per unit for each of the years ended December 31, 1997 and 1996. Distributions for 1998 included $1,838,327 as a result of the distribution of net sales proceeds from the 1997 and 1998 sales of restaurant properties in Tampa and Port Orange, Florida. This special distribution was effectively a return of a portion of the Limited Partners' investment. However, in accordance with the Income Fund agreement, it was applied to the Limited Partners' unpaid cumulative preferred return. In deciding whether to sell restaurant properties, we considered factors such as potential capital appreciation, net cash flow and federal income tax considerations. The reduced number of restaurant properties for which the Income Fund receives rental payments, as well as ongoing operations, reduced the Income Fund's revenues in 1998 and is expected to reduce the Income Fund's revenues in subsequent years. The decrease in Income Fund revenues, combined with the fact that a significant portion of the Income Fund's expenses are fixed in nature, resulted in a decrease in cash distributions to the Limited Partners during 1998. No amounts distributed or to be distributed to the Limited Partners for the years ended December 1998, 1997, and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $79,438 for operating expenses, as compared to $77,353 during 1997 and $113,560 during 1996. As of December 31, 1998, the Income Fund owed $128,548 to affiliates for such amounts and accounting and administrative services, as compared to $109,367 as of December 31, 1997. In addition, during 1998, the Income Fund had incurred $65,400 in real estate disposition fees due to an affiliate as a result of its services in connection with the sale of the restaurant properties in St. Cloud, Port Orange, and Tampa, Florida, as compared to $34,500 during 1997. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% Preferred Return and their adjusted capital contributions. Other liabilities, including distributions payable, decreased to $524,019 at December 31, 1998, from $831,100 at December 31, 1997. In part, this was due to a decrease in construction costs payable as a result of the payment during 1998 of construction costs accrued at December 31, 1997 for renovation costs relating to the Income Fund's restaurant property located in Connorsville, Indiana. The decrease in liabilities is also partially attributable to a decrease in distributions payable to the Limited Partners at December 31, 1998 and a decrease in accrued real estate tax expense relating to the restaurant properties in Belding and South Haven, Michigan at December 31, 1998. To the extent that liabilities at December 31, 1998 exceed cash and cash equivalents at December 31, 1998, they will be paid from future cash from operations, from amounts collected under the mortgage notes described above or, in the event that we elect to make additional capital contributions, from future contributions from us.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, owned and leased 22 wholly owned restaurant properties, including two restaurant properties which were sold during 1998, and during the nine months ended September 30, 1999, the Income Fund and CNL/Longacre Joint Venture owned and leased 20 wholly owned restaurant properties, including two restaurant properties which were sold in March 1999, to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund, and CNL/Longacre Joint Venture earned $992,994 and $1,062,001, respectively, in rental income from operating leases and earned income from direct financing leases, $325,709 and $348,152 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income decreased approximately $19,400 and $59,000 during the quarter and nine months ended September 30, 1999, respectively, as compared to the quarter and nine months ended September 30, 1998, as a result of the sales of the restaurant properties during 1999, and 1998.

   Rental and earned income also decreased by approximately $3,900 and $12,800 during the quarter and nine months ended September 30, 1999, respectively, due to the fact that in August 1998, the tenant of the restaurant property in Daleville, Indiana terminated its lease with the Income Fund. The Income Fund is currently seeking a new tenant or purchaser for this restaurant property.

   The decrease in rental and earned income during the nine months ended September 30, 1999, was partially offset by an increase of approximately $8,900 resulting from the Income Fund entering into a new lease for the restaurant property in South Haven, Michigan during the nine months ended September 30, 1998.

   Rental and earned income during the quarters and nine months ended September 30, 1999 and 1998 continued to remain at reduced amounts due to the fact that the Income Fund is not receiving rental income relating to the restaurant properties in Belding, Michigan and Lebanon, New Hampshire. Rental and earned income are expected to remain at reduced amounts until such time as the Income Fund executes new leases or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. The Income Fund is currently seeking new tenants or purchasers for these restaurant properties and the restaurant property in Daleville, Indiana.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased three restaurant properties indirectly through joint venture arrangements, including one restaurant property in Halls Joint Venture which was sold in June 1999, and two restaurant properties as tenants-in-common with affiliates of ours. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $283,741 and $112,418, respectively, $54,476 and $40,315 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by these joint ventures during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily attributable to the fact that in June 1999, Halls Joint Venture, in which the Income Fund owns a 48.9% interest, recognized a gain of approximately $239,300 for financial reporting purposes as a result of the sale of its restaurant property. Because the joint venture intends to reinvest the sales proceeds in an additional restaurant property, the Income Fund does not anticipate that the sale of the restaurant property will have a material adverse effect on results of operations of the Income Fund. The increase during the quarter and nine months ended September 30, 1999 was also attributable to the fact that in May 1998, the Income Fund reinvested net sales proceeds from the sale of the restaurant property in Tyler, Texas, in RTO Joint Venture with one of our affiliates.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also earned $147,128 and $223,647, respectively, in interest and other income, $45,154 and $58,791 of which were earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease during the quarter and nine months ended September 30, 1999 was partially attributable to a reduction in interest earned on the mortgage note accepted in connection with the sale of the restaurant property located in St. Cloud, Florida due to the fact that the Income Fund collected the outstanding balance of the mortgage note during the nine months ended September 30, 1999. Interest and other income was also lower during the quarter and nine months ended September 30, 1999, partially due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund earned interest on the net sales proceeds relating to the sale of the restaurant properties in Tyler, Texas and Port Orange, Florida, pending the reinvestment of the net sales proceeds in additional restaurant properties. The Income Fund distributed the net sales proceeds from the sale of the restaurant property in Port Orange, Florida as a special distribution to the Limited Partners in April 1998, and in May 1998, and contributed the net sales proceeds from the sale of the restaurant property in Tyler, Texas, in RTO Joint Venture, a joint venture with one of our affiliates.

   During the nine months ended September 30, 1999, two lessees, Golden Corral Corporation and Slaymaker Group, Inc., and two restaurant chains contributed more than ten percent of the Income Fund's and its consolidated joint venture's total rental, earned and mortgage interest income, including the Income Fund's share of the rental and earned income from the restaurant properties owned by unconsolidated joint ventures and restaurant properties owned with affiliates of ours as tenants-in-common. As of September 30, 1999, Golden Corral Corporation was the lessee under leases relating to two Golden Corral Family Steakhouse Restaurants and Slaymaker Group, Inc. was the lessee under a lease relating to one Tony Roma's Famous for Ribs Restaurant. It is anticipated that, based on the minimum rental payments required by the leases, that these lessees and restaurant chains will continue to contribute more than ten percent of the Income Fund's total rental, earned and mortgage interest income for the remainder of 1999. Any failure of these lessees restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation expense, were $486,602 and $370,142 for the nine months ended September 30, 1999 and 1998, respectively, of which $158,760 and $120,809 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily attributable to the fact that the Income Fund incurred $44,344 and $135,532 during the quarter and nine months ended September 30, 1999, respectively, in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition. If the Limited Partners reject the Acquisition, the Income Fund will bear the portion of the transaction costs based on the percentage of "For" votes and we will bear the portion of the transaction costs based on the percentage of "Against" votes and abstentions. The increase in operating expenses for the quarter and nine months ended September 31, 1999, was partially offset by a decrease in depreciation expense due to the sales of several restaurant properties during 1999 and 1998.

   Operating expenses were also higher during 1999 due to tenant defaults during 1998 under the terms of the lease arrangements for the restaurant properties in Belding, Michigan; Daleville, Indiana; and Lebanon, New Hampshire. The Income Fund has incurred and expects to continue to incur operating expenses, such as repairs and maintenance, insurance, and real estate tax expenses, relating to these restaurant properties, until the restaurant properties are sold or re-leased to new tenants.

   As a result of the sale of the restaurant properties in Myrtle Beach, South Carolina and St. Cloud, Florida in 1995 and 1996, respectively, and recording the gains from such sales using the installment method, the Income Fund recognized gains for financial reporting purposes of $182,237 and $2,621 during the nine months ended September 30, 1999 and 1998, respectively, $318 and $838 of which were recognized during the quarters ended September 30, 1999 and 1998, respectively. The increase in the gain recognized during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, is due to the fact that the Income Fund collected the outstanding balance relating to the promissory note collateralized by a restaurant property in St. Cloud, Florida, which resulted in the recognition of the remaining deferred gain for financial reporting purposes.

   As a result of the 1999 sales of the restaurant properties and the 1998 sales of the restaurant properties in Port Orange, Florida and Tyler, Texas, the Income Fund recognized total gains of $213,503 and $440,822 for financial reporting purposes during the nine months ended September 30, 1999 and 1998, respectively.

   As of December 31, 1998, the Income Fund had established an allowance for loss on land and building of $221,897 for financial reporting purposes relating to the restaurant property in Lebanon, New Hampshire, owned by the Income Fund's consolidated joint venture, CNL/Longacre Joint Venture. During the quarter and nine months ended September 30, 1999, the Income Fund increased the allowance by $169,482 for this restaurant property. The allowance represents the difference between the net carrying value of the restaurant property at September 30, 1999 and the current estimate of net realizable value of this restaurant property. In addition, during the quarter and nine months ended September 30, 1998, the Income Fund established an allowance for loss on land and building of $120,508 and $273,141, respectively, for financial reporting purposes, relating to the restaurant properties in Belding, Michigan and Daleville, Indiana, which are vacant and which the Income Fund has not successfully re-leased. The loss represented the difference between the restaurant properties carrying values at September 30, 1998 and the current estimate of net realizable values at September 30, 1998. No additional allowance was deemed necessary for the quarter and nine months ended September 30, 1999 for these two restaurant properties.

   As of September 30, 1999, all of the Income Fund's 25 leases provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund and its consolidated joint venture, CNL/Long Acre Joint Venture, owned and leased 26 wholly owned restaurant properties, including one restaurant property in St. Cloud, Florida that was sold in October 1996, during 1997, the Income Fund owned 27 wholly owned restaurant properties, including six restaurant properties that were sold during the year ended December 31, 1997, and during 1998, the Income Fund owned 21 wholly owned restaurant properties, including two restaurant properties that were sold during 1998. In addition, during 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, CNL/Long Acre Joint Venture, was a co-venturer in three separate joint ventures that each owned and leased one restaurant property. During 1997, the Income Fund and its consolidated joint venture, CNL/Long Acre Joint Venture, owned and leased two restaurant properties, with certain of our affiliates, as tenants-in-common. In addition, during 1998, the Income Fund and its consolidated joint venture, CNL/Long Acre Joint Venture, was also a co-venturer in a joint venture that owns one restaurant property. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 22 restaurant properties which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $38,500 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount to be paid annually. In addition, a majority of the leases provide that, commencing in the sixth lease year, the percentage rent will be an amount equal to the greater of (i) the percentage rent calculated under the lease formula or (ii) a specified percentage ranging from one-fourth to five percent of the purchase price paid by the Income Fund for the restaurant property.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, CNL/Longacre Joint Venture, earned $1,367,303, $1,500,967, and $1,931,573, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during the year ended December 31, 1998 and 1997, each as compared to the previous year, was partially attributable to a decrease of approximately $506,900 and $322,300, respectively, as a result of the sale of several restaurant properties, as described above in "Capital Resources." During 1998 and 1997, the decrease in rental income was partially offset by increases of approximately $299,900 and $24,700 due to the reinvestment of net sales proceeds in various restaurant properties during 1998 and 1997, as described above in "Capital Resources."

   Rental and earned income also decreased during 1998, as compared to 1997 and 1996, by approximately $39,100, due to the fact that in August 1998, the Income Fund terminated the lease with the tenant of the restaurant property in Daleville, Indiana due to financial difficulties the tenant is experiencing. The Income Fund is currently seeking a new tenant or purchaser for this restaurant property. The Income Fund will not recognize any rental income relating to this restaurant property until such time as the Income Fund executes a new lease or until the restaurant property is sold and the proceeds from such sale is reinvested in an additional restaurant property.

   The decrease in rental and earned income during 1998, as compared to 1997, was partially offset by, and the decrease in 1997, as compared to 1996, was partially attributable to the Income Fund increasing its allowance for doubtful accounts during 1997, by approximately $57,700 for rental and other amounts relating to the Hardee's restaurant properties located in Connorsville and Richmond, Indiana, which were leased by the same tenant, due to financial difficulties the tenant was experiencing. Rental and earned income decreased by approximately $79,200 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of these restaurant properties in June 1997 and we agreed that they will cease collection efforts on past due rental amounts once the former tenant of these restaurant properties pays all amounts due under the promissory note for past due real estate taxes described above in "Capital Resources." No such allowance was established during 1998 due to the fact that the Income Fund (1) re-leased the restaurant property located in Connorsville, Indiana, to a new tenant who began operating the restaurant property after it was renovated into an Arby's restaurant property and (2) sold the restaurant property located in Richmond, Indiana, in November 1997, as described above in "Capital Resources."

   In October 1995, the tenant ceased operations of the restaurant property in South Haven, Michigan. In connection therewith, in June 1997, the Income Fund incurred renovation costs to convert the restaurant property into an Arby's restaurant and entered into an operating agreement. In March 1998, the Income Fund entered into a new lease for this restaurant property, as described above in "Capital Resources," and earned approximately $40,200 and $5,100 in rental income during 1998 and 1997, respectively.

   Rental and earned income in 1998, 1997, and 1996, continued to remain at reduced amounts due to the fact that the Income Fund is not receiving any rental income from the restaurant properties in Belding, Michigan and Lebanon, New Hampshire, as a result of the tenants defaulting under the terms of their leases and ceasing operations of the restaurants on the restaurant properties during 1995.

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $133,179, $233,663, and $130,167, respectively, in contingent rental income. The decrease in contingent rental income during 1998, as compared to 1997, is partially attributable to, and the increase in contingent rental income during 1997, as compared to 1996, is primarily due to, amounts collected which represented a percentage of the net operating income generated by the restaurant under the operating agreement with the new operator of the restaurant property located in South Haven, Michigan. In March 1998, the Income Fund entered into a new lease for the restaurant property in South Haven, Michigan, with this operator. The decrease during 1998, as compared to 1997, is also partially attributable to sales of restaurant properties, whose leases required the payment of contingent rents.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $282,795, $302,503, and $147,804, respectively, in interest and other income. The increase in interest income during 1997, as compared to 1996, was primarily attributable to the interest earned on the mortgage note receivable accepted in connection with the sale of the restaurant property in St. Cloud, Florida in October 1996. In addition, interest income increased during 1997 due to interest earned on the net sales proceeds received relating to the sales of several restaurant properties.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $173,941, $56,015, and $46,452, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1998, as compared to 1997, is primarily attributable to the fact that during 1998, the Income Fund reinvested a portion of the net sales proceeds it received from the 1997 and 1998 sales of several restaurant properties in a restaurant property with certain of our affiliates, as tenants-in-common and acquired an interest in RTO Joint Venture with one of our affiliates, as described above in "Capital Resources." The increase in net income earned by joint ventures during 1997, as compared to 1996, is primarily attributable to the fact that in October 1997, the Income Fund acquired an interest in a restaurant property with affiliates as tenants-in-common, as described above in "Capital Resources."

   During the year ended December 31, 1998, one lessee of the Income Fund and its consolidated joint venture, Golden Corral Corporation contributed more than ten percent of the Income Fund's total rental and mortgage interest income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from three restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998 Golden Corral Corporation was the lessee under leases relating to two restaurants. In addition, two restaurant chains, Golden Corral and Wendy's Old Fashioned Hamburger Restaurants, each accounted for more than ten percent of the Income Fund's total rental and mortgage interest income during 1998, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from three restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common.

   Operating expenses, including depreciation and amortization expense, were $520,292, $574,472, and $631,565 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses during 1998 and 1997, each as compared to the previous year, was partially attributable to a decrease in depreciation expense as a result of the sales of restaurant properties in 1998, 1997, and 1996, as described above in "Capital Resources." The decrease in operating expenses during 1998, as compared to 1997, is partially offset by the fact that the Income Fund incurred $14,644 in transaction costs related to us retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition.

   In connection with the sale of its restaurant properties in St. Cloud, Florida and Myrtle Beach, South Carolina, during 1997 and 1996, respectively, as described above in "Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $3,291, $1,362, and $19,369 for the years ended December 31, 1998, 1997, and 1996, respectively. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sales using the installment sales method. As such, the gain on the sales was deferred and is being recognized as income proportionately as payments under the mortgage notes are collected. Therefore, the balance of the deferred gain of $319,866 at December 31, 1998, will be recognized as income in future periods as payments are collected. For federal income tax purposes, gains of approximately $194,100 and $136,900 from the sale of the restaurant properties in St. Cloud, Florida, and Myrtle Beach, South Carolina, respectively, were also deferred and are being recognized as payments under the mortgage notes are collected.

   As a result of the sales of several restaurant properties as described above in "Capital Resources," the Income Fund recognized gains totalling $440,822 and $549,516 during 1998 and 1997, respectively, for financial reporting purposes. The gains for 1997, were partially offset by a loss of $141,567 for financial reporting purposes, resulting from the November 1997 sale of the restaurant property in Richmond, Indiana, as described above in "Capital Resources."

   During 1998 and 1997, the Income Fund established allowances for loss on land and buildings of $403,157 and $250,694, respectively, for financial reporting purposes, relating to restaurant properties which became vacant and for which the Income Fund has not successfully re-leased. The allowances represent the difference between the net carrying value at December 31, 1998 and 1997, and their current estimated net realizable values.

   At December 31, 1996, the Income Fund established an allowance for loss on land and building in the amount of $169,463 for its restaurant property in Franklin, Tennessee, for financial reporting purposes. The allowance represented the difference between (i) the restaurant property's carrying value at December 31, 1996, plus the additional rental income, accrued rental income, that the Income Fund had recognized since inception of the lease relating to the straight-lining of future scheduled rent increases minus (ii) $960,741 received as net sales proceeds in conjunction with the sale of the restaurant property in January 1997, as described above in "Capital Resources."

   In addition, during 1996, the Income Fund established an allowance for loss on land and building for its restaurant property in Richmond, Indiana. The allowance of $70,062 represented the difference between the restaurant property's carrying value at December 31, 1996, and the estimated fair value of the restaurant property based on an anticipated sales price of this restaurant property. This restaurant property was sold in November 1997, as described above in "Capital Resources."

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 50% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently 2000 compliant or will be 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

 Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

Interest Rate Risk

   The Income Fund has provided fixed rate mortgages to borrowers. The principal amounts outstanding under the mortgage notes totaled $2,049,981 at December 31, 1998. We believe that the estimated fair value of the mortgage notes at December 31, 1998 approximated the outstanding principal amounts.

   The Income Fund is exposed to equity loss in the event of changes in interest rates. The fair value of the mortgage notes would decline if interest rates rise.

   The following table presents the expected cash flows of principal that are sensitive to these changes.

                                                                  Mortgage Notes
                                                                   Fixed Rates
                                                                  --------------
1999.............................................................   $   26,987
2000.............................................................    1,042,574
2001.............................................................       50,615
2002.............................................................       56,332
2003.............................................................       62,696
Thereafter.......................................................      810,777
                                                                    ----------
                                                                    $2,049,981
                                                                    ==========

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND VI, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND VI, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 2,517,228 $ 2,408,398 $ 3,370,532 $ 3,456,406 $ 3,565,493 $ 3,438,286 $ 3,468,897
Net income (2)..........   2,734,120   2,233,652   3,020,881   2,899,882   2,803,601   2,861,381   3,095,028
Cash distributions
 declared (3)...........   2,362,500   2,362,500   3,220,000   3,150,000   3,220,000   3,150,000   3,150,000
Net income per
 unit (2)...............       38.69       31.62       42.75       41.06       39.65       40.47       43.80
Cash distributions
 declared per
 unit (2)...............       33.75       33.75       46.00       45.00       46.00       45.00       45.00
GAAP book value per
 unit...................      413.81      409.51      408.50      411.35      414.92      420.87      424.99
Weighted average number
 of Limited
 Partner units
 outstanding............      70,000      70,000      70,000      70,000      70,000      70,000      70,000
                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $30,117,325 $29,656,542 $29,655,896 $29,993,069 $30,129,286 $30,442,314 $30,754,999
Total partners'
 capital................  28,966,750  28,665,401  28,595,130  28,794,249  29,044,367  29,460,766  29,749,385

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures and minority interest in income of the consolidated joint venture.

(2) Net income for the nine months ended September 30, 1999 and 1998, includes $848,303 and $345,122, respectively from gains on sale of land and building. Net income for the years ended December 31, 1997 and 1996, includes provision for loss on land and building of $263,186 and $77,023, respectively. In addition, net income for the years ended December 31, 1997, 1996 and 1995, includes $79,777, $1,706 and $7,370, respectively, from a loss on sale of land and buildings. Net income for the years ended December 31, 1998, 1997, 1995 and 1994, also includes $345,122, $626,804,
    $103,283 and $332,664, respectively, from gains on sale of land and buildings.
(3) Distributions for the years ended December 31, 1998 and 1996, include a special distribution to the Limited Partners of $70,000, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND VI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 17, 1988, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 38 restaurant properties, which included interests in six restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and five restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998 was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,459,240 and $2,445,813 for the nine months ended September 30, 1999 and 1998. The increase in cash from operations for the nine months ended September 30, 1999 was primarily a result of changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In April 1998, the Income Fund reinvested a portion of the net sales proceeds from the 1998 sale of the restaurant property in Melbourne, Florida, in a joint venture arrangement, Melbourne Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of September 30, 1999, the Income Fund had contributed approximately $539,100, of which approximately $44,100 was contributed during the nine months ended September 30, 1999, to the joint venture to purchase land and pay for construction costs relating to the joint venture. As of September 30, 1999, the Income Fund owned a 50 percent interest in the profits and losses of the joint venture.

   In June 1999, the Income Fund sold four of its Burger King restaurant properties to the tenant in accordance with the purchase option under the lease agreements, for a total of approximately $4,354,000 and received net sales proceeds of $4,318,145 resulting in a total gain of $848,303 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in January 1990 and had costs totaling approximately $3,535,700, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold these restaurant properties for a total of approximately $782,400 in excess of their original purchase prices. As of September 30, 1999, the net sales proceeds of $4,318,145, plus accrued interest of $62,019, were being held in interest-bearing escrow accounts pending the release of funds to acquire additional restaurant properties. In October 1999, the Income Fund used a portion of the net sales proceeds from the sales of its four Burger King restaurant properties to invest in two restaurant properties one in each of Baytown, Texas and Round Rock, Texas, with CNL Income Fund III, Ltd. and CNL Income Fund XI, Ltd., respectively, our affiliates as tenants-in-common for an 80 percent and a 77 percent interest, respectively, in the restaurant properties. The Income Fund will account for its investment in these restaurant properties using the equity method since the Income Fund will share control with affiliates. We believe that the transaction, or a portion of it, relating to the sales of the four restaurant properties and the reinvestment of the net sales proceeds will qualify as like-kind exchange transactions for federal income tax purposes. However, the Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $4,427,070 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,121,875 invested in such short-term investments as compared to $1,170,686 at December 31, 1998. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund generated cash from operations of $3,243,660, $3,156,041, and $3,310,762, respectively. The increase in cash from operations during 1998 and 1997, each as compared to the previous year, is primarily a result of changes in income and expenses and changes in working capital during each of the respective years.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In January 1996, the Income Fund reinvested the remaining net sales proceeds from the 1995 sale of the restaurant property in Little Canada, Minnesota, in a Golden Corral restaurant property located in Clinton, North Carolina, with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned an 18 percent interest in this restaurant property.

   In March 1996, the Income Fund entered into an agreement with the tenant of the restaurant properties in Chester, Pennsylvania, and Orlando, Florida, for payment of rental payment deferrals the Income Fund had granted to the tenant through March 31, 1996. Under the agreement, the Income Fund agreed to abate approximately $42,700 of the rental payment deferral amounts. The tenant made payments of approximately $18,600 in each of April 1996, March 1997, and April 1998 in accordance with the terms of the agreement, and has agreed to pay the Income Fund the remaining balance due of approximately $74,400 in four remaining annual installments through 2002.

   In December 1996, the Income Fund sold its restaurant property in Dallas, Texas, to an unrelated third party for $1,016,000 and received net sales proceeds of $982,980. This restaurant property was originally acquired by the Income Fund in June 1994 and had a cost of approximately $980,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $2,100 in excess of its original purchase price. Due to the fact that the Income Fund had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property. This resulted in a loss on land and building of $1,706 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write-off of these amounts is a loss for financial statement purposes only. In February 1997, the Income Fund reinvested the net sales proceeds, along with additional funds, in a Bertucci's restaurant property located in Marietta, Georgia, for a total cost of approximately $1,112,600. The transaction relating to the sale of the restaurant property in Dallas, Texas and the reinvestment of the net sales proceeds was structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   In January 1997, Show Low Joint Venture, in which the Income Fund owns a 36 percent interest, sold the restaurant property to the tenant for $970,000, which resulted in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The restaurant property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold the restaurant property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a restaurant property in Greensboro, North Carolina. As of December 31, 1998, the Income Fund had received approximately $70,000, representing a return of capital for its pro-rata share of the uninvested net sales proceeds.

   In July 1997, the Income Fund sold the restaurant property in Whitehall, Michigan, to an unrelated third party, for $665,000 and received net sales proceeds of $626,907. This resulted in a loss of $79,777 for financial reporting purposes. In January 1998, the net sales proceeds were reinvested in a restaurant property in Overland Park, Kansas, with affiliates of ours as tenants-in-common, in January 1998. In connection therewith, the Income Fund and the affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 34.74% interest in this restaurant property.

   In addition, in July 1997, the Income Fund sold its restaurant property in Naples, Florida, to an unrelated third party, for $1,530,000 and received net sales proceeds of $1,477,780. This resulted in a gain of $186,550 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in December 1989 and had a cost of approximately $1,083,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $403,800 in excess of its original purchase price. In December 1997, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Elgin, Illinois, for a total cost of approximately $1,484,100. A portion of the transaction, relating to the sale of the restaurant property in Naples, Florida, and the reinvestment of the net sales proceeds was structured to qualify as a like-kind exchange transaction for federal income tax purposes. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In addition, in July 1997, the Income Fund sold its restaurant property in Plattsmouth, Nebraska, to the tenant, for $700,000 and received net sales proceeds of $697,650, which resulted in a gain of $156,401 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in January 1990 and had a cost of approximately $561,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $138,400 in excess of its original purchase price. In January 1998, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Memphis, Tennessee, with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and the affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 46.2% interest in this restaurant property. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, assumed by us, resulting from the sale.

   In June 1997, the Income Fund terminated the lease with the tenant of the restaurant property in Greensburg, Indiana. In connection therewith, the Income Fund accepted a promissory note from this former tenant for $13,077 for amounts relating to past due real estate taxes the Income Fund had incurred as a result of the former tenant's financial difficulties. The promissory note is uncollateralized, bears interest at a rate of ten percent per annum and is being collected in 36 monthly installments. Receivables at December 31, 1998 included $9,561 of such amounts. In July 1997, the Income Fund entered into a new lease for the restaurant property in Greensburg, Indiana, with a new tenant to operate the restaurant property as an Arby's restaurant. In connection therewith, the Income Fund agreed to fund $125,000 in renovation costs. The renovations were completed in October 1997, at which time payments of rent commenced.

   In September 1997, the Income Fund sold its restaurant property in Venice, Florida, to an unrelated third party, for $1,245,000 and received net sales proceeds of $1,201,648, which resulted in a gain of $283,853 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1989 and had a cost of approximately $1,032,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $174,300 in excess of its original purchase price. In December 1997, the Income Fund reinvested the net sales proceeds in an IHOP restaurant property in Manassas, Virginia for a total cost of approximately $1,126,800. A portion of the transaction relating to the sale of the restaurant property in Venice, Florida and the reinvestment of the net sales proceeds was structured to qualify as a like-kind exchange transaction for federal income tax purposes. The Income Fund distributed amounts sufficient that we determined were to enable the Limited Partners to pay federal and state income taxes, taxes, if any, resulting from the sale.

   In October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 51.67% interest, for a total sales price of $1,010,000 and received net sales proceeds of $982,025. This resulted in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The restaurant property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the restaurant property was sold for approximately $120,300 in excess of its original purchase price. The Income Fund received approximately $455,000, representing a return of capital for its pro-rata share of the net sales proceeds. In December 1997, the Income Fund reinvested the amounts received as a return of capital from the sale of the Yuma, Arizona restaurant property, in a restaurant property in Vancouver, Washington, as tenants-in-common with affiliates of ours. In connection therewith, the Income Fund and the affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 23.04% interest in this restaurant property. The transaction relating to the sale of the restaurant property in Yuma, Arizona and the reinvestment of the net sales proceeds was structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   In January 1998, the Income Fund sold its restaurant property in Deland, Florida, to the tenant, for $1,250,000 and received net sales proceeds of $1,234,122, which resulted in a gain of $345,122 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in October 1989 and had a cost of approximately $1,000,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $234,100 in excess of its original purchase price. In June 1998, the Income Fund reinvested the majority of the net sales proceeds in a restaurant property in Fort Myers, Florida, with one of our affiliates as tenants-in-common. The transaction relating to the sale of the restaurant property in Deland, Florida and the reinvestment of the net sales proceeds was structured to qualify as a like-kind exchange transaction for federal income tax purposes.

   In February 1998, the Income Fund sold its restaurant property in Melbourne, Florida for $590,000 and received net sales proceeds of $552,910. Due to the fact that during 1997, the Income Fund recorded an allowance for loss of $158,239 for this restaurant property, no gain or loss relating to the sale was recognized for financial reporting purposes in February 1998. In April 1998, the Income Fund contributed a portion of the net sales proceeds to Melbourne Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of December 31, 1998, the Income Fund had contributed an amount to purchase land and pay construction costs relating to the restaurant property owned by the joint venture. The Income Fund has agreed to contribute additional amounts to fund additional construction costs of the joint venture. The Income Fund expects to have a 50% interest in the profits and losses of the joint venture.

   In addition, in February 1998, the Income Fund sold its restaurant property in Liverpool, New York, for $157,500 and received net sales proceeds of $145,221. Due to the fact that in prior years the Income Fund recorded an allowance for loss of $181,970 for this restaurant property, no gain or loss relating to the sale was recognized for financial reporting purposes in February 1998. The Income Fund intends to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property.

   In June 1998, the Income Fund sold its restaurant property in Bellevue, Nebraska, to a third party and received sales proceeds of $900,000. During 1998, the Income Fund wrote off $155,528 in accrued rental income, which represented a portion of the accrued rental income that the Income Fund had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles. Thus, no gain or loss relating to this sale was recorded for financial reporting purposes in June 1998. This restaurant property was originally acquired by the Income Fund in December 1989 and had a cost of approximately $899,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $500 in excess of its original purchase price. In September 1998, the Income Fund contributed the majority of the net sales proceeds to Warren Joint Venture. The Income Fund has an approximate 64 percent interest in the profits and losses of Warren Joint Venture. The remaining interest in this joint venture is held by one of our affiliates.

   As of December 21, 1999, approximately $168,643 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use for the payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,170,686 invested in such short-term investments as compared to $1,614,759 at December 31, 1997. The decrease in cash and cash equivalents during 1998 is primarily due to the receipt of $626,907 in net sales proceeds from the sale of the restaurant property in Whitehall, Michigan in July 1997, which were being held at December 31, 1997, but which were reinvested in a restaurant property in Overland Park, Kansas, as tenants-in-common with affiliates of ours, in January 1998. This decrease is partially offset by an increase in cash and cash equivalents due to the receipt of $145,221 in net sales proceeds from the sale of the restaurant property in Liverpool, New York in February 1998. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to invest in an additional restaurant property and to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998



   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,362,500 for each of the nine months ended September 30, 1999 and 1998, or $787,500 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for each of the nine months ended September 30, 1999 and 1998 of $33.75 per unit, or $11.25 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,012,192 at September 30, 1999, from $915,817 at December 31, 1998, primarily as the result of the Income Fund accruing transaction costs relating to the Income Fund acquisition and an increase in rents paid in advance and deposits. The increase in liabilities was partially offset by a decrease due to the Income Fund paying a special distribution in January 1999 of accumulated, excess operating reserves to the Limited Partners of $70,000 which had been accrued at December 31, 1998. We believe the Income Fund has sufficient cash on hand to meet the Income Fund's current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations, and cumulative excess operating reserves for the years ended December 31, 1998 and 1996, the Income Fund declared distributions to the Limited Partners of $3,220,000 for the year ended December 31, 1998, as compared to $3,150,000 for the year ended December 31, 1997 and $3,220,000 for the year ended December 31, 1996. This represents distributions of $46 per unit for the year ended December 31, 1998, as compared to $45 per unit for the year ended December 31, 1997 and $46 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997, and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $103,157, for operating expenses, as compared to $82,503 during 1997 and $96,112 during 1996. As of December 31, 1998 the Income Fund owed $19,403 to affiliates for such amounts and accounting and administrative services, as compared to $32,019 as of

December 31, 1997. Other liabilities of the Income Fund, including distributions payable, decreased to $896,414 at December 31, 1998 from $1,022,326 at December 31, 1997. The decrease in other liabilities is partially attributable to the payment during 1998 of renovation costs accrued at December 31, 1997 for the restaurant property in Greensburg, Indiana, in connection with the new lease entered into in July 1997. In addition, the decrease in other liabilities at December 31, 1998 was due to a decrease in accrued and escrowed real estate taxes payable as a result of the Income Fund accruing real estate taxes relating to its restaurant property in Melbourne, Florida at December 31, 1997 after the tenant vacated the restaurant property in October 1997. This restaurant property was sold in 1998 and no accrual was made at December 31, 1998. Other liabilities also decreased due to a decrease in rents paid in advance at December 31, 1998. The decrease in other liabilities is partially offset by an increase in distributions payable as a result of the Income Fund accruing a special distribution payable to the Limited Partners of $70,000 at December 31, 1998. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture, Caro Joint Venture, owned and leased 35 wholly owned restaurant properties including four restaurant properties which were sold during 1998, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999, the Income Fund and Caro Joint Venture, owned and leased 32 wholly owned restaurant properties, including four restaurant properties which were sold in June 1999. In connection with these restaurant properties, the Income Fund and Caro Joint Venture earned $2,053,705 and $2,092,304 during the nine months ended September 30, 1999 and 1998, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $623,728 and $708,045 of which was earned during the quarters ended September 30, 1999 and 1998. Rental and earned income decreased during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, primarily as a result of the sales of restaurant properties during 1998 and the 1999 sales. Rental and earned income are expected to remain at reduced amounts while equity in earnings of joint ventures is expected to increase due to the fact that the Income Fund reinvested the net sales proceeds from the 1998 sales of restaurant properties in joint ventures or in restaurant properties with our affiliates, as tenants-in-common. The decrease in rental and earned income for the quarter and nine months ended September 30, 1999 was partially offset by the fact that during the quarter and nine months ended September 30, 1999 the Income Fund collected and recognized as income a portion of the past due rental amounts owed by the former tenant of the restaurant property located in Melbourne, Florida, for which the Income Fund had previously established an allowance for doubtful accounts. The former tenant vacated this restaurant property in October 1997 and the Income Fund had been pursuing collection of the past due rental amounts. The Income Fund sold this restaurant property in February 1998.

   The decrease in rental and earned income for the nine months ended September 30, 1999 was also partially offset by the fact that during the nine months ended September 30, 1998, the Income Fund wrote off approximately $155,500 in accrued rental income, representing non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to its restaurant property in Bellevue, Nebraska to adjust the carrying value of the asset to the net sales proceeds received in June 1998 from the sale of this restaurant property.

   For the nine months ended September 30, 1999 and 1998, the Income Fund also earned $20,892 and $39,361, respectively, in contingent rental income, $4,410 and $4,882 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in contingent rental income during the nine months ended September 30, 1999 was primarily attributable to a decrease in gross sales of several restaurant properties, the leases of which require the payment of contingent rental income.

   For the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased five restaurant properties indirectly through joint venture arrangements and five restaurant properties as tenants-in-common with affiliates of ours. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $366,512 and $212,408, respectively, attributable to net income earned by these joint ventures, $119,290 and $94,509 of which was earned for the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to the fact that in 1998 the Income Fund used the net sales proceeds from the 1998 sales of three restaurant properties to invest in Melbourne Joint Venture and Warren Joint Venture and to acquire an interest in a restaurant property in Fort Myers, Florida, with one of our affiliates as tenants-in-common.

   During the nine months ended September 30, 1999 and 1998, the Income Fund earned $97,683 and $92,998, respectively, in interest and other income, $58,431 and $25,316 of which was earned for the quarters ended September 30, 1999 and 1998. Interest and other income was higher during the quarter and nine months ended September 30, 1999, partially due to the fact that during the quarter and nine months ended September 30, 1999, the Income Fund earned interest on the net sales proceeds relating to the sale of four Burger King restaurant properties.

   Operating expenses, including depreciation and amortization expense, were $631,411 and $519,868 for the nine months ended September 30, 1999 and 1998, respectively, of which $191,279 and $163,736 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses for the quarter and nine months ended September 30, 1999, was primarily due to the fact that the Income Fund incurred $57,931 and $168,751 in transaction costs during the quarter and nine months ended September 30, 1999, respectively, related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions. The increase in operating expenses was partially offset by a decrease in depreciation expense due to sales of several restaurant properties in 1998 and 1999.

   As a result of the sales of the four Burger King restaurant properties, the Income Fund recognized a gain of $848,303 during the nine months ended September 30, 1999. In addition, as a result of the sale of the restaurant property in Deland, Florida, the Income Fund recognized a gain of $345,122 during the nine months ended September 30, 1998 for financial reporting purposes.

   As of September 30, 1999, 27 of the Income Fund's 42 leases, representing approximately 64% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund and its consolidated joint venture, Caro Joint Venture owned and leased 38 wholly owned restaurant properties, including one restaurant property in Dallas, Texas, which was sold in December 1996, during 1997, the Income Fund owned and leased 40 wholly owned restaurant properties, including three restaurant properties which were sold in 1997, and during 1998, the Income Fund owned and leased 36 wholly owned restaurant properties, including four restaurant properties which were sold in 1998. In addition, during 1996, the Income Fund was a co-venturer in three separate joint ventures that each owned and leased one restaurant property, during 1997, the Income Fund was a co-venturer in three separate joint ventures that owned and leased a total of five restaurant properties, including one restaurant property in Show Low, Arizona, which was sold in January 1997, and during 1998, the Income Fund was a co-venturer in five separate joint ventures that owned and leased a total of six restaurant properties. During 1996, the Income Fund owned and leased two restaurant properties with affiliates as tenants-in-common, during 1997, the Income Fund owned and leased four restaurant properties with affiliates as tenants-in-common, including one restaurant property in

Yuma, Arizona, which was sold in October, 1997, and during 1998, the Income Fund owned and leased five restaurant properties with affiliates as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly, as tenants-in-common with affiliates, or through joint venture arrangements, 42 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $37,900 to $222,800. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in the fourth to sixth lease year, the percentage rent will be an amount equal to the greater of the percentage rent calculated under the lease formula or a specified percentage, ranging from one to five percent, of the purchase price or gross sales.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, Caro Joint Venture, earned $2,823,377, $2,897,402, and $3,333,665, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases. Rental and earned income decreased by approximately $185,200 during 1998 due to the sales of four restaurant properties during 1998. The decrease in rental and earned income during 1998 and 1997, each as compared to the previous year, was partially attributable to a decrease of approximately $226,600 and $159,400, during 1998 and 1997, respectively, as a result of the sales of four restaurant properties during 1997. The decrease in rental and earned income during 1997, as compared to 1996, was partially attributable to a decrease of $103,100 in rental and earned income from the sale of the restaurant property in Dallas, Texas in December 1996. The decrease in rental income during 1998 and 1997 was partially offset by an increase of approximately $19,600 and $109,400, respectively, due to the reinvestment of the net sales proceeds from the 1996 sale of the restaurant property in Dallas, Texas, in a restaurant property in Marietta, Georgia, in February 1997. The decrease in rental and earned income during 1998 and 1997 was partially offset by an increase of approximately $293,800 and $1,600, respectively, in rental and earned income due to the fact that the Income Fund reinvested the net sales proceeds from the 1997 sales of two restaurant properties in two IHOP restaurant properties in Elgin, Illinois and Manassas, Virginia in December 1997.

   In addition, the decrease in rental and earned income for 1998, as compared to 1997, was partially offset by the fact that during 1998, the Income Fund's consolidated joint venture collected and recognized as income past due rental amounts of approximately $36,000 for which the Income Fund had previously established an allowance for doubtful accounts. The decrease in rental income during 1998 as compared to 1997, was partially offset by, and the decrease in rental income during 1997, as compared to 1996, was attributable to, the fact that during 1997 the Income Fund's consolidated joint venture established an allowance for doubtful accounts for rental amounts unpaid by the tenant of the restaurant property in Caro, Michigan totalling approximately $84,500 due to financial difficulties the tenant was experiencing. No such allowance was established during 1998 or 1996.

   In addition, the decrease in rental and earned income during 1998 as compared to 1997, was partially offset by, and the decrease during 1997, as compared to 1996, was partially attributable to, the Income Fund increasing its allowance for doubtful accounts during 1997 by approximately $40,500 for rental amounts relating to the Hardee's restaurant property located in Greensburg, Indiana, due to financial difficulties the tenant was experiencing. No such allowance was recorded in 1998. Rental and earned income also decreased by approximately $43,700 during 1997 due to the fact that the Income Fund terminated the lease with the former tenant of the restaurant property in Greensburg, Indiana, in June 1997, as described above in "Capital Resources." We have agreed that they will cease collection efforts on past due rental amounts once the former tenant of this restaurant property pays all amounts due under the promissory note for past due real estate taxes described above in "Capital Resources." The decrease in rental and earned income in 1998 and 1997, each as compared to the previous year, was slightly offset by an increase of $18,400 and $14,200, respectively, in rental income from the new tenant of this restaurant property who began operating the restaurant property in 1997 after it was renovated into an Arby's restaurant property.

   In addition, the decrease in rental and earned income during 1998, as compared to 1997, was partially due to the fact that during June 1998, the Income Fund wrote off approximately $155,500 in accrued rental income relating to the restaurant property in Bellevue, Nebraska to adjust the carrying value of the asset to the net proceeds received from the sale of this restaurant property in June 1998. In addition, rental and earned income decreased during 1997, as a result of the Income Fund establishing an allowance for doubtful accounts during 1997 totalling approximately $107,100 for rental amounts relating to the restaurant property located in Melbourne, Florida, due to the fact that the tenant vacated the restaurant property in October 1997. The Income Fund will continue to pursue collection of past due rental amounts relating to this restaurant property and will recognize such amounts as income if collected. The Income Fund sold this restaurant property in February 1998, as described above in "Capital Resources."

   In addition, rental and earned income decreased by approximately $35,300 during 1997, as a result of the fact that in December 1996, the tenant ceased operations and vacated the restaurant property in Liverpool, New York. The Income Fund sold this restaurant property in February 1998, as described above in "Capital Resources."

   The decrease in rental and earned income during 1997, as compared to 1996, was offset by the fact that the Income Fund collected and recorded as income approximately $18,600 and $5,300, respectively, in rental payment deferrals for the two restaurant properties leased by the same tenant in Chester, Pennsylvania, and Orlando, Florida. Previously, the Income Fund had established an allowance for doubtful accounts for these amounts. These amounts were collected in accordance with the agreement entered into in March 1996, with the tenant to pay the remaining balance of the rental payment deferral amounts as discussed above in "Capital Resources."

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $156,676, $147,437, and $110,073, respectively, in contingent rental income. The increase in contingent rental income during 1998 and 1997, each as compared to the previous year, is primarily attributable to increases in gross sales relating to certain restaurant properties whose leases require the payment of contingent rent.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $323,105, $280,331, and $97,381, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1998, as compared to 1997, is primarily due to the fact that in 1998, the Income Fund reinvested the net sales proceeds it received from the 1997 and 1998 sales of three restaurant properties, in additional restaurant properties in Overland Park, Kansas; Memphis, Tennessee, and Fort Myers, Florida with certain of our affiliates as tenants-in-common. The increase in net income earned by joint ventures during 1998, as compared to 1997, was partially offset by, and the increase in 1997, as compared to 1996, was primarily due to, the fact that in January 1997, Show Low Joint Venture, in which the Income Fund owns a 36 percent interest, recognized a gain of approximately $360,000 for financial reporting purposes as a result of the sale of its restaurant property. Show Low Joint Venture reinvested the majority of the net sales proceeds in a replacement restaurant property in June 1997. In addition, in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, and recognized a gain of approximately $128,400 for financial reporting purposes, as described above in "Capital Resources." The Income Fund owned a 51.67% interest in the restaurant property in Yuma, Arizona, held as tenants-in-common with an affiliate. The Income Fund reinvested its portion of the net sales proceeds in a restaurant property in Vancouver, Washington, in December 1997, as described above in "Capital Resources."

   During the year ended December 31, 1998, four of the Income Fund's lessees, Golden Corral Corporation, Restaurant Management Services, Inc., Mid-America Corporation, and IHOP Properties, Inc. each contributed more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from the restaurant properties owned by five unconsolidated joint ventures in which the Income Fund is a co-venturer and five restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation and IHOP Properties, Inc. were each the lessees under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to seven restaurants and Mid-America Corporation was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, these four lessees each will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, three restaurant chains, Golden Corral, Burger King, and IHOP each accounted for more than ten percent of the Income Fund's total rental income during the year ended December 31, 1998, including the Income Fund's consolidated joint venture and the Income Fund's share of the rental income from the restaurant properties owned by five unconsolidated joint ventures in which the Income Fund is a co-venturer and five restaurant properties owned with affiliates as tenants-in-common. In 1999, it is anticipated that these restaurant chains each will continue to account for more than ten percent of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   For the years ended 1998, 1997, and 1996, the Income Fund also earned $110,502, $119,961, and $49,056, respectively, in interest and other income. The increase in interest and other income during the year ended December 31, 1997, as compared to the year ended December 31, 1996, was primarily attributable to interest earned on the net sales proceeds received and held in escrow relating to the sales of several restaurant properties pending reinvestment of the net sales proceeds in additional restaurant properties.

   Operating expenses, including depreciation and amortization expense, were $694,773, $840,365, and $683,163 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses during 1998, as compared to 1997, and the increase in operating expenses during 1997, as compared to 1996, is partially due to the fact that the Income Fund recorded approximately $122,400 in bad debt expense and approximately $19,400 in real estate tax expense during 1997 for the restaurant property located in Melbourne, Florida, due to the fact that the tenant vacated the restaurant property in October 1997. The Income Fund sold this restaurant property in February 1998, as described above in "Capital Resources." In addition, during 1997, the Income Fund's consolidated joint venture, Caro Joint Venture, recorded bad debt expense and real estate tax expense of approximately $26,200 relating to the restaurant property located in Caro, Michigan, representing past due rental and other amounts. No such bad debt expense and real estate tax expense were recorded during the year ended December 31, 1998 due to the fact that the tenant has been making rental payments in accordance with the terms of its lease agreement.

   The decrease in operating expenses during 1998, as compared to 1997, was partially attributable to, and the increase in operating expenses during 1997 as compared to 1996, was partially offset by, the decrease in depreciation expense which resulted from the sale of several restaurant properties during 1998 and 1997 and the sale of the restaurant property in Dallas, Texas in December 1996. The decrease in depreciation expense was partially offset by an increase in depreciation expense attributable to the purchase of the restaurant property in Marietta, Georgia, in February 1997.

   The decrease in operating expenses for 1998, is partially offset by the fact that the Income Fund incurred $20,211 in transaction costs in 1998 related our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition.

   As a result of the sale of the restaurant property in Deland, Florida, as described above in "Capital Resources," the Income Fund recognized a gain of $345,122 during the year ended December 31, 1998, for financial reporting purposes. As a result of the sales of the restaurant properties in Naples, Florida; Plattsmouth, Nebraska and Venice, Florida, as described above in "Capital Resources," the Income Fund recognized a gain of $626,804 during 1997 for financial reporting purposes. The gain for 1997 was partially offset by a loss of $79,777 for financial reporting purposes, resulting from the July 1997 sale of the restaurant property in Whitehall, Michigan, as described above in "Capital Resources." As a result of the sale of the restaurant property in Dallas, Texas, in December 1996, the Income Fund recognized a loss for financial reporting purposes of $1,706 for the year ended December 31, 1996, as discussed above in "Capital Resources."

   During the years ended December 31, 1996 and 1997, the Income Fund recorded provisions for losses on land and building in the amounts of $77,023 and $104,947, respectively, for financial reporting purposes for the restaurant property in Liverpool, New York. This lease was terminated in December 1996. The allowance at December 31, 1997, represented the difference between the restaurant property's carrying value at December
31, 1997 and the net realizable value of the restaurant property based on the net sales proceeds received in February 1998 from the sale of the restaurant property. The allowance at December 31, 1996, represented the difference between the restaurant property's carrying value at December 31, 1996 and the estimated net realizable value for this restaurant property based on an anticipated sales price to a third party. No such provision was recorded during the year ended December 31, 1998.

   During the year ended December 31, 1997, the Income Fund established an allowance for loss on land and an allowance for impairment in the carrying value of the net investment in direct financing lease for its restaurant property in Melbourne, Florida, in the amount of $158,239. The tenant of this restaurant property vacated the restaurant property in October 1997 and ceased making rental payments. The allowance represented the difference between the restaurant property's carrying value at December 31, 1997 and the net sales proceeds received in February 1998 from the sale of the restaurant property, as described above in "Capital Resources." No such provision was recorded during the year ended December 31, 1998 and 1996.

   The Income Fund's leases as of December 31, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 56% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the

Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND VII, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND VII, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 2,222,608 $ 2,155,472 $ 2,948,217 $ 2,919,734 $ 2,882,709 $ 2,716,883 $ 2,917,331
Net income (2)..........   1,893,902   1,803,944   2,466,018   2,606,008   2,326,863   1,982,148   2,503,300
Cash distributions
 declared(3)............   2,025,000   2,025,000   2,700,000   2,700,000   2,700,000   2,700,002   2,760,002
Net income per unit
 (2)....................       0.063       0.060       0.081       0.086       0.077       0.065       0.083
Cash distributions
 declared per unit(3)...       0.068       0.068       0.090       0.090       0.090       0.090       0.092
GAAP book value per
 unit...................       0.806       0.811       0.810       0.818       0.821       0.834       0.858
Weighted average number
 of Limited Partner
 units outstanding......  30,000,000  30,000,000  30,000,000  30,000,000  30,000,000  30,000,000  30,000,000
                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $25,230,883 $25,211,443 $25,218,258 $25,479,762 $25,523,853 $25,915,616 $26,644,363
Total partners'
 capital................  24,182,698  24,326,722  24,313,796  24,547,778  24,641,770  25,014,907  25,732,761

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures and minority interest in income of the consolidated joint venture.

(2) Net income for the nine months ended September 30, 1999 and 1998, and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, includes $189,531, $758, $1,025, $184,627, $195,675, $1,421 and $77,379,
    respectively, from gains on dispositions of land and buildings. Net income for the years ended December 31, 1997, 1996 and 1995, includes a loss on sale of land and building of $19,739, $235,465 and $6,556, respectively. In addition, net income for the year ended December 31, 1995, includes a loss on demolition of building of $174,466.

(3) Distributions for the year ended December 31, 1994, include a special distribution to the Limited Partners of $60,000 which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND VII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 18, 1989, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 38 restaurant properties, which included interests in nine restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,072,209 and $2,085,545 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In June 1999, the Income Fund sold its restaurant property in Maryville, Tennessee to the tenant in accordance with the purchase option under the lease agreement to purchase the restaurant property, for $1,068,802 and received net sales proceeds of $1,059,954, resulting in a gain of $188,691 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1990 and had a cost of approximately $890,700, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $169,300 in excess of its original purchase price. As of September 30, 1999, the net sales proceeds of $1,059,954, plus accrued interest of $15,228, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. We believe that the transaction, or a portion of the transaction, and the reinvestment of the proceeds will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund anticipates that it will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $1,059,954 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   In June 1999, Halls Joint Venture, in which the Income Fund owns a 51.1% interest, sold its restaurant property to the tenant in accordance with the purchase option under the lease agreement for $891,915, resulting in a gain to the joint venture of approximately $239,300 for financial reporting purposes. The restaurant property was originally contributed to Halls Joint Venture in 1990 and had a total cost to the joint venture of approximately $672,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold the restaurant property for approximately $219,900 in excess of its original purchase price. We believe that the transaction, or a portion the transaction, and the reinvestment of the proceeds will qualify as a like-kind exchange transaction for federal income tax purposes. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   As of December 31, 1998, the Income Fund had accepted two promissory notes in connection with the sale of two of its restaurant properties. During the nine months ended September 30, 1999, the Income Fund collected the outstanding principal balance of $235,564 relating to the promissory note accepted in connection with the sale of the restaurant property in Jacksonville, Florida. The Income Fund intends to reinvest the amounts collected in an additional restaurant property.

   Currently, rental income from the Income Fund's restaurant properties and any net sales proceeds held by the Income Fund are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, to reinvest in additional restaurant properties or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,130,778 invested in such short-term investments, as compared to $856,825 at December 31, 1998. The increase in cash and cash equivalents at September 30, 1999, was primarily attributable to the receipt of the outstanding principal balance of the mortgage note receivable relating to the prior sale of the restaurant property in Jacksonville, Florida. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest an additional restaurant property and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997, and 1996, was cash from operations of $2,790,975, $2,840,459 and
$2,670,869, respectively. The decrease in cash from operations during 1998, as compared to 1997, is primarily a result of changes in the Income Fund's working capital. The increase in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In March 1996, the Income Fund entered into an agreement with the tenant of the restaurant property in Daytona Beach, Florida, for payment of rental payment deferrals the Income Fund had granted to the tenant through March 31, 1996. Under the agreement, the Income Fund agreed to abate approximately $13,200 of the rental payment deferral amounts. The tenant made payments of approximately $5,700 in each of April 1996, March 1997, and June 1998 in accordance with the terms of the agreement, and has agreed to pay the Income Fund the remaining balance due of approximately $22,300 in four remaining annual installments through 2002.

   In July 1996, the Income Fund sold its restaurant property in Colorado Springs, Colorado for $1,075,000 and received net sales proceeds of $1,044,909, which resulted in a gain of $194,839 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in July 1990 and had a cost of approximately $900,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $144,000 in excess of its original purchase price. In October 1996, the Income Fund reinvested the net sales proceeds, along with additional funds, in a Boston Market restaurant property located in Marietta, Georgia. A portion of the transaction relating to the sale of the restaurant property in Colorado Springs, Colorado and the reinvestment of the net sales proceeds were structured to qualify as a like-kind exchange transaction in accordance with
Section 1031 of the Internal Revenue Code. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In addition, in October 1996, the Income Fund sold its restaurant property in Hartland, Michigan for $625,000 and received net sales proceeds of $617,035, which resulted in a loss of approximately $235,465 for financial reporting purposes. In February 1997, the Income Fund reinvested the net sales proceeds in CNL Mansfield Joint Venture. The Income Fund has a 79 percent interest in the profits and losses of CNL Mansfield Joint Venture. The remaining interest in this joint venture is held by an affiliate of the Income Fund, which has the same general partners.

   In May 1997, the Income Fund sold its restaurant property in Columbus, Indiana for $240,000 and received net sales proceeds of $223,589, which resulted in a loss of $19,739 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds, along with additional funds, in a restaurant property in Miami, Florida as tenants-in-common with affiliates of ours, in exchange for a 35.64% interest in this restaurant property.

   In October 1997, the Income Fund sold its restaurant property in Dunnellon, Florida for $800,000 and received net sales proceeds, net of $5,055 which represents amounts due to the former tenant for prepaid rent, of $752,745. This resulted in a gain of $183,701 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1990 and had a cost of approximately $546,300, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $211,500 in excess of its original purchase price. In December 1997, the Income Fund reinvested these net sales proceeds in a restaurant property in Smithfield, North Carolina as tenants-in-common with one of our affiliates. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Dunnellon, Florida and the reinvestment of the net sales proceeds in the restaurant property in Smithfield, North Carolina will qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. However, the Income Fund will distribute amounts that we determine to be sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   In addition, in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 48.33% interest, for a total sales price of $1,010,000 and received net sales proceeds of $982,025. This resulted in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The restaurant property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the restaurant property was sold for approximately $120,300 in excess of its original purchase price. In December 1997, the Income Fund reinvested its portion of the net sales proceeds from the sale of the Yuma, Arizona restaurant property, along with funds from the sale of the wholly-owned restaurant property in Columbus, Indiana, in a restaurant property in Miami, Florida as tenants-in-common with affiliates of ours. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Yuma, Arizona and the reinvestment of the net sales proceeds in the restaurant property in Miami, Florida will qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. However, the Income Fund will distribute amounts that we determine to be sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburse the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use for the payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CD's and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $856,825 invested in such short-term investments, as compared to $761,317 at December 31, 1997. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually. The funds remaining at December 31, 1998 will be used for the payment of distributions and other liabilities.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,025,000 for each of the nine months ended September 30, 1999 and 1998, or $675,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for each applicable nine months of $0.068 per unit, or $0.023 per unit for each applicable quarter. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $902,400 at September 30, 1999, from $757,857 at December 31, 1998. The increase in liabilities at September 30, 1999, was primarily a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   During the nine months ended September 30, 1999, the Income Fund received notice from a tenant to exercise the purchase option under the lease agreement relating to the Burger King restaurant property in Jefferson City, Tennessee. We believe that the anticipated sales price for this restaurant property exceeds the Income Fund's net carrying value attributable to the restaurant property. As of November 5, 1999, the sale had not occurred.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we do not believe that working capital reserves are necessary at this time. In addition, because the leases of the Income Fund's restaurant properties are generally on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based primarily on cash from operations, the Income Fund declared distributions to the Limited Partners of $2,700,000 for each of the years ended December 31, 1998, 1997, and 1996. This represents distributions of $0.090 per unit for each of the years ended December 31, 1998, 1997, and 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997, and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $86,851 for operating expenses, as compared to $74,968 during 1997 and $97,288 during 1996. As of December 31, 1998, the Income Fund owed $17,911 to affiliates for such amounts and accounting and administrative services, as compared to $27,683 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. In addition, as of December 31, 1998 and 1997, the Income Fund owed $7,200 in real estate disposition fees to an affiliate as a result of its services in connection with the 1995 sale of the restaurant property in Jacksonville, Florida. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% preferred return and their adjusted capital contributions. Total liabilities, including distributions payable, of the Income Fund decreased to $732,746 at December 31, 1998 from $749,587 at December 31, 1997 primarily as a result of a decrease in rents paid in advance at December 31, 1998.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned and leased 29 wholly owned restaurant properties to operators of fast-food and family-style restaurant chains, including one restaurant property which was sold in 1999. The Income Fund and its consolidated joint venture, earned $1,752,528 and $1,795,268 during the nine months ended September 30, 1999 and 1998, respectively, in rental income from operating leases and earned income from direct financing leases, $566,273 and $595,923 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income decreased approximately $27,000 and $35,100 during the quarter and nine months ended September 30, 1999, respectively, as compared to the quarter and nine months ended September 30, 1998, primarily as a result of the sale of the restaurant property in Maryville, Tennessee in June 1999.

   During the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased nine restaurant properties indirectly through other joint venture arrangements, including one restaurant property in Halls Joint Venture which was sold in 1999, and owned two restaurant properties, indirectly with affiliates of ours as tenants-in-common. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $341,768 and $229,480, respectively, $73,394 and $78,287 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by joint ventures was primarily attributable to the fact that in June 1999, Halls

Joint Venture, in which the Income Fund owns a 51.1% interest, recognized a gain of approximately $239,300, approximately $122,000 of which was allocated to the Income Fund, for financial reporting purposes as a result of the sale of its restaurant property. Because the joint venture intends to reinvest the sales proceeds in an additional restaurant property, the Income Fund does not anticipate that the sale of the restaurant property will have a material adverse effect on the results of operations of the joint venture.

   Operating expenses, including depreciation expense, were $518,237 and $352,286 for the nine months ended September 30, 1999 and 1998, respectively, of which $166,954 and $117,124 were incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, was primarily due to the fact that during the quarter and nine months ended September 30, 1999, the Income Fund incurred $58,043 and $169,940, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   As a result of the sale of the restaurant property in Florence, South Carolina in August 1995, and recording the gain using the installment method, the Income Fund recognized a gain for financial reporting purposes of $840 and $758 for the nine months ended September 30, 1999 and 1998, respectively, $287 and $259 of which was recognized during the quarters ended September 30, 1999 and 1998, respectively. In addition, as a result of the sale of the restaurant property in Maryville, Tennessee in June 1999, the Income Fund recognized a gain of $188,691 for financial reporting purposes during the nine months ended September 30, 1999. No restaurant properties were sold during the quarter and nine months ended September 30, 1998.

   As of September 30, 1999, 26 of the Income Fund's 40 leases, representing approximately 65% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned and leased 33 wholly owned restaurant properties, including two restaurant properties in Colorado Springs, Colorado, and Hartland, Michigan, which were sold in July and October 1996, respectively, during 1997, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned and leased 31 wholly owned restaurant properties, including two restaurant properties in Columbus, Indiana and Dunnellon, Florida, which were sold in May and October 1997, respectively, and during 1998, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned and leased 29 wholly owned restaurant properties. In addition, during 1996, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, was a co-venturer in three separate joint ventures which owned and leased eight restaurant properties and owned and leased one restaurant property with an affiliate as tenants-in-common. During 1997, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, was a co-venturer in four separate joint ventures which owned and leased nine restaurant properties and owned and leased three restaurant properties with affiliates as tenants-in-common, including one restaurant property in Yuma, Arizona which was sold in October 1997, and during 1998, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, was a co-venturer in four separate joint ventures which owned and leased nine restaurant properties and owned and leased two restaurant properties with affiliates as tenants-in-common. As December 31, 1998, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, owned either directly, as tenants-in-common with an affiliate, or through joint venture arrangements 40 restaurant properties, which are generally subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $22,100 to $191,900. Substantially all of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in the specified lease years, generally ranging from the sixth to the eleventh lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, San Antonio #849 Joint Venture, earned $2,390,557, $2,436,222, and $2,459,094, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1998 and 1997, each as compared to the previous year, was attributable to a decrease in rental and earned income as a result of the sales of the restaurant properties in Colorado Springs, Colorado; Hartland, Michigan; Columbus, Ohio and Dunnellon, Florida, in July 1996, October 1996, May 1997 and October 1997, respectively. The decrease in 1997, as compared to 1996, was partially offset by an increase in rental and earned income as a result of reinvesting the net sales proceeds from the sale of the restaurant property in Colorado, Springs, Colorado, in a restaurant property in Marietta, Georgia, in October 1996. Rental and earned income are expected to remain at reduced amounts in future years as a result of reinvesting the proceeds from the sales of the restaurant properties in Hartland, Michigan; Columbus, Ohio and Dunnellon, Florida in joint ventures and in restaurant properties owned with affiliates, as tenants-in-common, as described below. However, as a result of reinvesting in joint ventures and in restaurant properties owned with affiliates, as tenants-in-common, net income earned by unconsolidated joint ventures increased in 1998, as described below.

   For the years ended December 31, 1998, 1997 and 1996, the Income Fund also earned $93,906, $51,345, $44,973, respectively, in contingent rental income. The increase in contingent rental income during 1998 and 1997, each as compared to the previous year, is primarily a result of increased gross sales of certain restaurant properties requiring the payment of contingent rental income.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $171,263, $183,579, $240,079, respectively, in interest and other income. The decrease in interest and other income for 1997, as compared to 1996, is partially attributable to the fact that during 1996, the Income Fund recognized approximately $46,500 in other income due to the fact that the corporate franchisor of the restaurant properties in Pueblo and Colorado Springs, Colorado, paid past due real estate taxes relating to the restaurant properties and the Income Fund reversed such amounts during 1996 that it had previously accrued as payable during 1995. In addition, the decrease in interest and other income during 1997, as compared to 1996, was due to the fact that during 1996, the Income Fund earned approximately $10,000 in interest income on the net sales proceeds held in escrow relating to the restaurant property in Colorado Springs, Colorado. These proceeds were reinvested in a restaurant property in Marietta, Georgia, in October 1996.

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $311,081, $267,251, $157,254, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer and restaurant properties owned indirectly with affiliates as tenants-in-common. The increase in net income earned by joint ventures during the year ended 1998, as compared to 1997, is partially due to the fact that in February 1997, the Income Fund reinvested the net sales proceeds it received from the sale, in October 1996, of the restaurant property in Hartland, Michigan in CNL Mansfield Joint Venture, with an affiliate of the Income Fund which has the same general partners. In addition, the increase in net income earned by joint ventures during the year ended 1998, as compared to 1997, is partially due to the Income Fund investing in a restaurant property in Smithfield, North Carolina, in December 1997, with certain of our affiliates as tenants-in-common, as described above in "Capital Resources." In addition, the increase in net income earned by joint ventures during 1998 was partially offset by, and the increase in net income earned by joint ventures during 1997, as compared to 1996, is partially attributable to, the fact that in October 1997, the Income Fund and an affiliate, as tenants-in-common, sold the restaurant property in Yuma, Arizona, in which the Income Fund owned a 48.33% interest. The tenancy-in-common recognized a gain of approximately $128,400 for financial reporting purposes, as described above in "Capital Resources."

   During the year ended December 31, 1998, three lessees of the Income Fund and its consolidated joint venture, Golden Corral Corporation, Restaurant Management Services, Inc., and Waving Leaves, Inc., each contributed more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from nine restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to five restaurants, Restaurant Management Services, Inc. was the lessee under leases relating to seven restaurants and one site currently consisting of land only, and Waving Leaves, Inc. was the lessee under leases relating to four restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these three lesses each will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, three restaurant chains, Golden Corral, Hardee's , and Burger King, each accounted for more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from nine restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common. In 1999, it is anticipated that these three restaurant chains each will continue to account for more than ten percent of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $483,224, $478,614, and $516,056 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is primarily a result of the Income Fund incurring $18,781 in transaction costs relating to us retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition. The increase in operating expenses during 1998, as compared to 1997, is partially offset be a decrease in general operating and administrative expenses.

   The decrease in operating expenses during 1997, as compared to 1996, was primarily a result of a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. In addition, the decrease in operating expenses during 1997, as compared to 1996, was due to the fact that in July 1996, the Income Fund sold the restaurant property in Colorado Springs, Colorado, as discussed above in "Capital Resources," and in connection therewith, paid approximately $9,000 in 1996 real estate taxes which were due upon the sale of the restaurant property. Because of the sale, no real estate taxes were recorded in 1997.

   The decrease in operating expenses during 1997, as compared to 1996, was also partially attributable to a decrease in depreciation expense due to the sales of the restaurant properties in Hartland, Michigan and Colorado Springs, Colorado in 1996. The decrease in depreciation expense was partially offset by the purchase of the restaurant property in Marietta, Georgia, in October 1996.

   In connection with the sale of its restaurant property in Florence, South Carolina, during 1995, the Income Fund recognized a gain for financial reporting purposes of $1,025, $926, $836 for these years ended December 31, 1998, 1997, and 1996, respectively. In accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Income Fund recorded the sale using the installment sales method. As such, the gain on sale was deferred and is being recognized as income proportionately as payments under mortgage note are collected. Therefore, the balance of the deferred gain of $125,278 at December 31, 1998 is being recognized as income in future periods as payments ar collected. For federal income tax purposes, a gain of approximately $97,300 from the sale of this restaurant property was also deferred during 1995 and is being recognized as payments under the mortgage note are collected.

   As a result of the sale of the restaurant property in Columbus, Indiana, during 1997, as described above in "Capital Resources," the Income Fund recognized a loss of $19,739 for financial reporting purposes, for the year ended December 31, 1997. As a result of the sale of the restaurant property in Dunnellon, Florida, as described above in "Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $183,701 for the year ended December 31, 1997.

   As a result of the sale of the restaurant property in Colorado Springs, Colorado, during 1996, as described above in "Capital Resources," the Income Fund recognized a gain of $194,839 for financial reporting purposes for the year ended December 31, 1996. As a result of the sale of the restaurant property in Hartland, Michigan, as described above in "Capital Resources," the Income Fund recognized a loss for financial reporting purposes of $235,465 for the year ended December 31, 1996.

   The Income Fund's leases as of December 31, 1998, are generally triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based n certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Inflation has had a minimal effect on income from operations. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 71% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

Interest Rate Risk

   The Income Fund has provided fixed rate mortgages to borrowers. The principal amounts outstanding under the mortgage notes totaled $1,357,877 at December 31, 1998. We believe that the estimated fair value of the mortgage notes at December 31, 1998 approximated the outstanding principal amounts.

   The Income Fund is exposed to equity loss in the event of changes in interest rates. The fair value of the mortgage notes would decline if interest rates rise.

   The following table presents the expected cash flows of principal that are sensitive to these changes.

                                                                  Mortgage notes
                                                                   Fixed Rates
                                                                  --------------
   1999..........................................................   $   11,968
   2000..........................................................    1,114,132
   2001..........................................................        2,195
   2002..........................................................        2,425
   2003..........................................................        2,679
   Thereafter....................................................      224,478
                                                                    ----------
                                                                    $1,357,877
                                                                    ==========

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND VIII, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND VIII, LTD." in this proxy statement.

                             Nine Months Ended
                              September 30,                         Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues(1).............  $ 2,554,776 $ 2,668,119   3,625,906 $ 3,619,489 $ 3,593,610 $ 3,667,137   3,670,207
Net income(2)...........    2,000,116   2,465,607   3,288,912   3,241,567   3,096,992   3,336,755   3,308,267
Cash distributions
 declared(3)............    2,362,503   2,712,502   3,850,003   3,150,003   3,412,500   3,325,002   3,307,500
Net income per unit(2)..        0.057       0.070       0.093       0.092       0.088       0.094       0.094
Cash distributions
 declared per unit(3)...        0.068       0.068       0.110       0.090       0.098       0.095       0.095
GAAP book value per
 unit...................        0.866       0.885       0.876       0.892       0.889       0.898       0.898
Weighted average number
 of Limited Partner
 Units outstanding......   35,000,000  35,000,000  35,000,000  35,000,000  35,000,000  35,000,000  35,000,000
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $31,540,661 $32,029,983 $32,071,119 $32,258,296 $32,437,106 $32,575,586 $32,615,349
Total partners' capi-
 tal....................   30,292,920  30,969,503  30,655,307  31,216,398  31,124,834  31,440,342  31,428,589

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures and minority interest in income of the consolidated joint venture.

(2) Net income for the nine months ended September 30, 1999 and the years ended December 31, 1998 and 1995, includes $108,176, $108,176 and $71,638, respectively, from a gain on sale of land and building. In addition, net income for the years ended December 31, 1996 and 1995, includes $99,031 and $11,712, respectively, from a loss on sale of land and buildings.

(3) Distributions for the nine months ended September 30, 1999 and the year ended December 31, 1998, include an additional special distribution to the Limited Partners of $350,000 declared the first quarter of 1998 from cumulative excess operating reserves. Distributions for the years ended December 31, 1998, 1996 and 1995, include a special distribution to the Limited Partners of $350,000, $262,500 and $175,000, respectively, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND VIII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 18, 1989, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 36 restaurant properties, which included interests in nine restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,604,386 and $2,697,992 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   As of December 31, 1998, the Income Fund had accepted three promissory notes in connection with the sale of three of its restaurant properties. During the nine months ended September 30, 1999, the borrower relating to one of the promissory notes prepaid principal of $272,500 which was applied to the outstanding principal balance. In November 1999, the Income Fund reinvested the prepaid principal in a joint venture, Bossier City Joint Venture, with CNL Income Fund XII, Ltd. and CNL Income Fund XIV, Ltd., an affiliate of ours, to hold one restaurant property. The Income Fund owns an approximate 34 percent interest in the profits and losses of the joint venture. The Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the prepayment of principal.

   Currently, rental income from the Income Fund's restaurant properties and any amounts collected under its promissory note are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposits, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, to make distributions to the partners or to reinvest in an additional restaurant property. At September 30, 1999, the Income Fund had $2,012,110 invested in such short-term investments, as compared to $1,809,258 at December 31, 1998. The increase in cash and cash equivalents at September 30, 1999, is primarily attributable to the receipt of the prepaid principal of $272,500 during the nine months ended September 30, 1999, relating to one of the Income Fund's promissory notes. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest in an additional restaurant property and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997, and 1996 was cash from operations. Cash from operations was $3,562,592, $3,543,056, and $3,462,668 for the years ended December 31, 1998,
1997, and 1996, respectively. The increase in cash from operations for 1998, as compared to 1997, was primarily a result of changes in the Income Fund's working capital, and the increase in cash from operations for 1997, as compared to 1996, was primarily a result of changes in income and expenses and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In May 1996, the Income Fund reinvested the remaining net sales proceeds of approximately $234,100 from the 1995 sale of the restaurant property in Ocoee, Florida in Middleburg Joint Venture, which purchased a restaurant property in Middleburg Heights, Ohio. The Income Fund has an approximate 12 percent interest in the profits and losses of Middleburg Joint Venture and the remaining interest in this joint venture is held by an affiliate which has the same general partners.

   In October 1996, the Income Fund sold its restaurant property in Orlando, Florida to the tenant for $1,375,000. In connection therewith, the Income Fund accepted a promissory note in the principal sum of $1,388, 568, which represents the gross sales price of $1,375,000 plus tenant closing costs of $13,568 that the Income Fund financial on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum and is collateralized by a mortgage on the restaurant property. Initially, the promissory note is being collected in 12 monthly installments of interest only. Afterwards, it is being collected in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest. The mortgage note receivable balance at December 31, 1998 of $1,356,466 includes accrued interest of $12,044 relating to this restaurant property, as compared to the mortgage note receivable balance at December 31, 1997 of $1,394,979, which includes accrued interest of $12,386. Proceeds received from the collection of this mortgage note will be distributed to the Limited Partners or will be used for other Income Fund purposes. This restaurant property was originally acquired by the Income Fund in December 1990 and had a cost of approximately $1,177,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $198,000 in excess of its original purchase price. The Income Fund had recognized accrued rental income since the inception of the lease relating to the straight lining of future scheduled rent increases in accordance with generally accepted accounting principles. Thus, the Income Fund wrote off the cumulative balance of such accrued rental income at the time of the sale of this restaurant property, which resulted in a loss of $99,031 for financial reporting purposes. Due to the fact that the straight lining of future scheduled rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only.

   In July 1998, the Income Fund received $116,397 as a settlement from the Florida Department of Transportation for a right of way taking relating to a parcel of land on its restaurant property in Brooksville, Florida. In connection therewith, the Income Fund recognized a gain of $108,176 for financial reporting purposes. The Income Fund anticipates that it will distribute amounts that we determine to be sufficient, to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the right of way taking. The Income Fund intends to reinvest the proceeds in an additional restaurant property or use the funds for other Income Fund purposes.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use of such funds to pay Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,809,258 invested in such short-term investments, as compared to $1,602,236 at December 31, 1997. The increase during 1998, as compared to 1997, is primarily due to the receipt of a settlement for a right-of-way taking related to the Income Fund's restaurant property in Brooksville, Florida. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually. The funds remaining at December 31, 1998, after the payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,362,503 for the nine months ended September 30, 1999 and $2,712,502 for the nine months ended September 30, 1998, or $787,501 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $0.068 per unit for the nine months ended September 30, 1999 and $0.078 per unit for the nine months ended September 30, 1998, or $0.023 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, decreased to $1,139,150 at September 30, 1999, from $1,307,212 at December 31, 1998, partially as a result of the payment in January 1999 of a special distribution accrued at December 31, 1998, of $350,000, representing accumulated, excess operating reserves. In addition, the decrease in liabilities was partially offset by an increase in accounts payable at September 30, 1999, as compared to December 31, 1998 due to the Income Fund accruing transaction costs relating to the Acquisition and as a result of an increase in rents paid in advance at September 30, 1999. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations, and for the years ended December 31, 1998 and 1996, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,850,003 for the year ended December 31, 1998, as compared to $3,150,003 for the year ended December 31, 1997 and $3,412,500 for the year ended December 31, 1996. This represents distributions of $0.110 per unit for the year ended December 31, 1998, $0.090 per unit for the year ended December 31, 1997, and $0.098 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997, and 1996, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, affiliates of ours incurred $98,613 for operating expense on behalf of the Income Fund, as compared to $80,998 during 1997 and $100,264 during 1996. As of December 31, 1998, the Income Fund owed $20,216 to affiliates for such amounts and accounting and administrative services, as compared to $4,599 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. In addition, during the year ended December 31, 1996, the Income Fund incurred $41,250 in real estate disposition fees due to an affiliate as a result of its services in connection with the sale of the restaurant property in Orlando, Florida and the two restaurant properties in Jacksonville, Florida, as compared to $13,800 during the year ended December 31, 1995. No such fees were incurred during the year ended December 31, 1998 and 1997. The payment of such fees is deferred until the Limited Partners have received the sum of their 10% preferred return and their adjusted capital contributions. Other liabilities of the Income Fund, including distributions payable, increased to $1,231,946 at December 31, 1998 from $873,875 at December 31, 1997. The increase in other liabilities is primarily attributable to the Income Fund's accruing a special distribution payable to the Limited Partners of $350,000 at December 31, 1998 from cumulative excess operating reserves. No special distribution payable was accrued at December 31, 1997. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1999 and 1998, the Income Fund and its consolidated joint venture, Woodway Joint Venture, owned and leased 28 wholly owned restaurant properties to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund and Woodway Joint Venture earned $2,182,816 and $2,245,278, respectively, in rental income from operating leases and earned income from direct financing leases, $725,027 and $737,090 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income decreased during the quarter and nine months ended September 30, 1999, due to the fact that during the quarter and nine months ended September 30, 1998, the leases relating to four Burger King restaurant properties were amended to provide for rent reductions from August 1998 through the end of the lease term.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also earned $168,381 and $201,501, respectively, in interest and other income, $56,972 and $66,175 of which was earned during the quarters ended September 30, 1999 and 1998. The decrease in interest and other income during the quarter and nine months ended September 30, 1999, as compared to September 30, 1998, is primarily attributable to a reduction in interest income as a result of the prepayment of principal on a mortgage note of $272,500 during the nine months ended September 30, 1999.

   For the quarters and nine months ended September 30, 1999 and 1998, the Income Fund owned and leased eight restaurant properties indirectly through joint venture arrangements. In connection with these joint venture arrangements, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $196,999 and $210,430, respectively, attributable to net income earned by these unconsolidated joint ventures, $67,121 and $71,177 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in net income earned by joint ventures for the quarter and nine months ended September 30, 1999, is primarily due to the fact that the lease relating to the Burger King restaurant property in Asheville, North Carolina, owned by Asheville Joint Venture, was amended to provide for rent reductions from August 1998 through the end of the lease term.

   Operating expenses, including depreciation expense, were $554,660 and $310,688 for the nine months ended September 30, 1999 and 1998, respectively, $179,185 and $112,376 of which was incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was partially due to an increase in depreciation expense due to the fact that, in August 1998, the Income Fund reclassified the leases for four Burger King restaurant properties from direct financing leases to operating leases, as a result of lease amendments.

   The increase in operating expenses for the quarter and nine months ended September 30, 1999, was also partially due to the fact that the Income Fund incurred $65,171 and $186,261, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   As a result of a right of way settlement for the Income Fund's restaurant property in Brooksville, Florida, the Income Fund recognized a gain on sale of land of $108,176 during the quarter and nine months ended September 30, 1998, for financial reporting purposes. No restaurant properties were sold during the quarter and nine months ended September 30, 1999.

   As of September 30, 1999, 26 of the Income Fund's 36 leases, representing approximately 72% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996 and 1997, the Income Fund and its consolidated joint venture, Woodway Joint Venture, owned and leased 29 wholly-owned restaurant properties, including one restaurant property in Orlando, Florida, which was sold in October 1996, and during 1998, the Income Fund and its consolidated joint venture, Woodway Joint Venture, owned and leased 28 Wholly-owned restaurant properties. In addition, during 1996, 1997, and 1998, the Income Fund was a co-venturer in three joint ventures that owned and leased a total of eight restaurant properties. As of

December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 36 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $41,300 to $213,800. All of the leases provide for percentage rant based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years, ranging from the third to sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund and its consolidated joint venture, Woodway Joint Venture, earned $2,991,048, $3,015,642, and $3,182,058, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income for 1998, as compared to 1997, is primarily due to the fact that the leases relating to the Burger King restaurant properties in New York City and Syracuse, New York and New Philadelphia and Mansfield, Ohio were amended to provide for rent reductions from August 1998 through the end of the lease terms. The decrease in rental and earned income during 1997 as compared to 1996, is primarily attributable to the sale of the restaurant property in Orlando, Florida, in October 1996, as described above in "Capital Resources."

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $101,911, $85,735, and $31,712, respectively, in contingent rental income. The increase in contingent rental income for 1998, as compared to 1997, is primarily attributable to an increase in gross sales for certain restaurant properties requiring the payment of contingent rental income. The increase in contingent rental income during 1997 as compared to 1996, is primarily attributable to (i) the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997, and (ii) increased gross sales of certain restaurant properties requiring the payment of contingent rental income.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $269,744, $238,338, and $127,246, respectively, in interest and other income. The increase in interest and other income during 1997 as compared to 1996, is primarily attributable to the interest earned on the mortgage notes accepted in connection with the sale of the one restaurant property located in Orlando, Florida, in October 1996 and the two restaurant properties located in Jacksonville, Florida, in December 1995.

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $276,721, $293,480, and $266,500, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The decrease in net income by joint ventures for 1998, as compared to 1997, is primarily due to the fact that the lease relating to the Burger King restaurant property in Asheville, North Carolina of Asheville Joint Venture was amended to provide for rent reductions from August 1998 through the end of the lease term. The increase in net income earned by joint ventures during 1997 as compared to 1996, is primarily attributable to the fact that the Income Fund invested in Middleburg Joint Venture in May 1996, as described above in "Capital Resources."

   During the year ended December 31, 1998, three lessees of the Income Fund and its consolidated joint venture, Golden Corral Corporation, Carrols Corporation and Restaurant Management Services, Inc., each contributed more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by joint ventures. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to four restaurants, Carrols Corporation was the lessee under leases relating to five restaurants and, Restaurant Management Services, Inc. was the lessee under leases relating to five restaurants. It is anticipated that, based on the minimum annual rental payments required by the leases, these three lessees will continue to contribute more than ten percent of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, three restaurant chains, Golden Corral Family Steakhouse Restaurants, Burger King and Shoney's, each accounted for more than ten percent of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures. In

1999, it is anticipated that these three restaurant chains each will continue to account for more than ten percent of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant property in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $445,170, $377,922, and $397,587 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is partially due to an increase in depreciation expense relating to the fact that during 1998, the Income Fund reclassified the leases for its restaurant properties in New City and Syracuse, New York and New Philadelphia and Mansfield, Ohio from direct financing leases to operating leases due to lease amendments.

   The increase in operating expenses for 1998, is also partially due to the fact that the Income Fund incurred $21,042 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   As a result of the right of way settlement for the Income Fund's restaurant property in Brooksville, Florida, as described above in "Capital Resources," the Income Fund recognized a gain on sale of land of $108,176 during the year ended December 31, 1998, for financial reporting purposes. As a result of the 1996 sale of the restaurant property in Orlando, Florida, as described above in "Capital Resources," the Income Fund recognized a loss of $99,031 for the year ended December 31, 1996. No restaurant properties were sold during 1997.

   The Income Fund's leases as of December 31, 1998, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volume due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 complilant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 75% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year

2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

Interest Rate Risk

   The Income Fund has provided fixed rate mortgages to borrowers. The principal amounts outstanding under the mortgage notes totaled $1,795,920 at December 31, 1998. We believe that the estimated fair value of the mortgage notes at December 31, 1998 approximated the outstanding principal amounts.

   The Income Fund is exposed to equity loss in the event of changes in interest rates. The fair value of the mortgage notes would decline if interest rates rise.

   The following table presents the expected cash flows of principal that are sensitive to these changes.

                                                                  Mortgage notes
                                                                   Fixed Rates
                                                                  --------------
   1999..........................................................   $   47,552
   2000..........................................................       61,451
   2001..........................................................       68,361
   2002..........................................................       76,049
   2003..........................................................       84,601
   Thereafter....................................................    1,457,906
                                                                    ----------
                                                                    $1,795,920
                                                                    ==========

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND IX, LTD.

   The following table sets forth certain selected information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND IX, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues (1)............  $ 2,283,876 $ 2,103,094 $ 3,100,685 $ 3,230,343 $ 3,404,066 $ 3,428,147 $ 3,362,394
Net income (2)..........    1,742,400   1,748,779   2,286,698   2,937,632   2,960,299   2,987,971   3,003,583
Cash distributions
 declared (3)...........    2,362,503   2,432,503   3,220,004   3,150,004   3,185,004   3,185,004   3,150,002
Net income per Unit.....         0.49        0.49        0.65        0.83        0.84        0.85        0.85
Cash distributions
 declared per Unit (3)..         0.68        0.70        0.92        0.90        0.91        0.91        0.90
GAAP book value per
 Unit...................         8.17        8.42        8.35        8.61        8.67        8.74        8.79
Weighted average number
 of Limited Partner
 Units outstanding......    3,500,000   3,500,000   3,500,000   3,500,000   3,500,000   3,500,000   3,500,000

                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $29,624,754 $30,405,344 $30,099,078 $31,096,421 $31,343,847 $31,517,255 $31,735,391
Total partners'
 capital................   28,593,815  29,463,500  29,213,918  30,147,224  30,359,596  30,584,301  30,781,334

--------
(1) Revenues include equity in earnings of joint ventures and adjustments to accrued rental income as a result of a tenant filing for bankruptcy.

(2) Net income for the year ended December 31, 1998 includes $314,775 from provision for loss on land and building and impairment in carrying value of net investment in direct financing lease. Net income for the nine months ended September 30, 1999 and for the year ended December 31, 1997, includes $75,997 and $199,643, respectively, from a gain on sale of land, buildings and net investment in direct financing lease.

(3) Distributions for the nine months ended September 30, 1998 and the year ended December 31, 1998, included a special distribution to the Limited Partners of $70,000 and distributions for the years ended December 31, 1996 and 1995, each includes a special distribution to the Limited Partners of $35,000, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND IX, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on April 16, 1990, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are generally triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 40 restaurant properties, which included interests in 13 restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with an affiliate as tenants in common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund generated cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses, during the nine months ended September 30, 1999 and 1998, of $2,228,634 and $2,461,641. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   During February and March 1999, the Income Fund sold its restaurant properties in Corpus Christi, Texas and Rochester, New York, respectively, and received sales proceeds of $1,350,000 and $1,050,000, respectively, resulting in gains of $56,369 and $19,628, respectively, for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1991 and 1992 and had a total cost of approximately $2,288,800, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant properties for approximately $111,200 in excess of their original purchase prices. In March 1999, the Income Fund reinvested a majority of the net sales proceeds in a Golden Corral restaurant property located in Albany, Georgia, at an approximate cost of $1,641,200. The Income Fund intends to reinvest the remaining net sales proceeds in additional restaurant properties.

   As of December 21, 1999, approximately $758,800 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and any net sales proceeds held by the Income Fund are invested in money market accounts or other short-term, highly liquid investments such as demand deposits in commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, or to make distributions to the partners and, for net sales proceeds, to reinvest in additional restaurant properties. At September 30, 1999, the Income Fund had $1,912,299 invested in such short-term investments, as compared to $1,287,379 at December 31, 1998. The increase in cash and cash equivalents for the nine months ended September 30, 1999, was primarily attributable to the Income Fund receiving net sales proceeds relating to restaurant property sales, pending reinvestment in additional restaurant properties. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest in additional restaurant properties and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional

Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997, and 1996, was cash from operations. Cash from operations was $3,253,390, $3,157,964, and $3,356,240 for the years ended December 31, 1998,
1997, and 1996, respectively. The increase in cash from operations during 1998, as compared to 1997, and the decrease during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in the Income Fund's working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In December 1996, the tenant of the restaurant property in Woodmere, Ohio exercised its option, under the terms of its lease agreement, to substitute the existing restaurant property for a replacement restaurant property. In conjunction therewith, the Income Fund exchanged the Burger King restaurant property in Woodmere, Ohio with a Burger King restaurant property in Carrboro, North Carolina. The lease for the restaurant property in Woodmere, Ohio was amended to allow the restaurant property in Carrboro, North Carolina to continue under the terms of the original lease. All closing costs were paid by the tenant. The Income Fund accounted for this as a non-monetary exchange of similar assets and recorded the acquisition of the restaurant property in Carrboro, North Carolina at the net book value of the restaurant property in Woodmere, Ohio. No gain or loss was recognized due to this being accounted for as a non-monetary exchange of similar assets.

   In June 1997, the Income Fund sold its restaurant property in Alpharetta, Georgia and received net sales proceeds of $1,053,571, which resulted in a gain for financial reporting purposes of $199,643. This restaurant property was originally acquired by the Income Fund in September 1991 and had a cost of approximately $711,200, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $342,400 in excess of its original purchase price. In July 1997, the Income Fund reinvested approximately $1,049,800 of these net sales proceeds in an IHOP restaurant property in Englewood, Colorado as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's percentage interest. As of December 31, 1998, the Income Fund owned a 67 percent interest in the restaurant property. This transaction, or a portion thereof, relating to the sale of the restaurant property in Alpharetta, Georgia and the reinvestment of the proceeds in an IHOP restaurant property in Englewood, Colorado was structured as a like-kind exchange transaction for federal income tax purposes.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur certain operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited

Partners or use of such funds for payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,287,379 invested in such short-term investments, as compared to $1,250,388 at December 31, 1997. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to the Limited Partners of $2,362,503 for the nine months ended September 30, 1999 and $2,432,503 for the nine months ended September 30, 1998, or $787,501 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for the nine months ended September 30, 1999 of $0.68 per unit and for the nine months ended September 30, 1998 of $0.70 per unit, or $0.23 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarter and the nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,030,939 at September 30, 1999, from $885,160 at December 31, 1998, primarily as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purpose, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,220,004, $3,150,004, and $3,185,004 for the years ended December 31, 1998, 1997, and 1996, respectively. This represents distributions of $0.92 per unit for the year ended December 31, 1998, $0.90 per unit for the year ended December 31, 1997 and $0.91 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the limited partners on a quarterly basis.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $111,596 for operating expenses, as compared to $77,999 during 1997 and $97,032 during 1996. As of December 31, 1998, the Income Fund owed $24,187 to affiliates for such amounts and accounting and administrative services, as compared to $4,619 as of December 31, 1998. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $860,973 at December 31, 1998 from $944,578 at December 31, 1997. In part, this resulted from a decrease in accrued real estate tax expense and a decrease in rents paid in advance at December 31, 1998.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund owned and leased 27 wholly owned restaurant properties, and during the nine months ended September 30, 1999, the Income Fund owned and leased 28 wholly owned restaurant properties, including two restaurant properties which were sold during 1999, to operators of fast-food and family-style restaurant chains. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $1,785,962 and $1,630,947, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases, $607,476 and $661,804 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income were higher for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, due to the fact that in May 1998, the tenant of the restaurant properties in Williamsville and Rochester, New York filed for bankruptcy. As a result of the bankruptcies, during the quarter and nine months ended September 30, 1998, the Income Fund wrote off approximately $272,200 of accrued rental income, representing non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to both restaurant properties. No such amounts were written-off during the nine months ended September 30, 1999. Rental and earned income were also higher during the nine months ended September 30, 1999, due to the fact that during the nine months ended September 30, 1998, the Income Fund increased the allowance for doubtful accounts for past due rental amounts for these restaurant properties in the amount of approximately $172,600, due to financial difficulties the tenants were experiencing. No such allowance was established during the nine months ended September 30, 1999.

   The increase in rental and earned income during the nine months ended September 30, 1999 was partially offset by, and the decrease during the quarter ended September 30, 1999, was partially attributable to, a decrease in rental and earned income of approximately $29,500 and $104,400 for the quarter and nine months ended September 30, 1999, respectively, due to the fact that the tenant of the restaurant property in Williamsville, New York rejected the lease relating to the restaurant property and ceased making rental payments in October 1998. The lost revenues resulting from this restaurant property could have an adverse effect on the results of operations of the Income Fund if the Income Fund is unable to re-lease the restaurant property in a timely manner. The Income Fund will not recognize rental income relating to this restaurant property until a new tenant is located or until the restaurant property is sold and the proceeds from such sale are reinvested in an additional restaurant property.

   The increase in rental and earned income during the nine months ended September 30, 1999, was also offset by, and the decrease during the quarter ended September 30, 1999, was partially attributable to, a decrease of approximately $20,900 and $170,400 during the quarter and nine months ended September 30, 1999, respectively, due to the fact that the Income Fund sold the restaurant property located in Rochester, New York. The increase in rental and earned income during the nine months ended September 30, 1999, was also partially offset by, and the decrease during the quarter ended September 30, 1999, was partially attributable to, a decrease of approximately $40,200 and $102,400 during the quarter and nine months ended September 30, 1999, respectively, as a result of the sale of the restaurant property in Corpus Christi, Texas. In March 1999, the Income Fund reinvested a portion of these net sales proceeds in a restaurant property in Albany, Georgia, which resulted in an increase in rental and earned income of approximately $44,100 and $93,000 during the quarter and nine months ended September 30, 1999, respectively.

   Rental and earned income was also higher during the nine months ended September 30, 1999 due to the fact that during the nine months ended September 30, 1998, the Income Fund established an allowance for doubtful accounts of approximately $43,900 relating to past due rental amounts for the restaurant property in Grand Prairie, Texas, in accordance with the Income Fund's collection policy. No such allowance was established during the nine months ended September 30, 1999.

   In addition, the increase in rental and earned income during the nine months ended September 30, 1999, was partially offset by, and the decrease during the quarter ended September 30, 1999, was partially attributable to, a decrease of approximately $9,900 and $69,800 for the quarter and nine months ended September 30, 1999, respectively, due to the fact that the leases relating to the Burger King restaurant properties in Shelby, North Carolina; Maple Heights, Ohio; Watertown, New York and Carrboro, North Carolina were amended to provide for rent reductions from August 1998 through the end of the lease terms. Rental and earned income relating to these restaurant properties are expected to remain at reduced amounts as a result of these amendments.

   The increase in rental and earned income during the nine months ended September 30, 1999, was partially attributable to, and the decrease during the quarter ended September 30, 1999, was partially offset by, an increase of approximately $25,700 and $45,000 for the quarter and nine months ended September 30, 1999, respectively, for rental amounts relating to the restaurant properties in Blufton, Alliance and North Baltimore, Ohio, as a result of amendments to the leases for these restaurant properties in 1998.

   For the nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased 13 restaurant properties indirectly through joint venture arrangements and one restaurant property with an affiliate of ours as tenants-in-common. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $436,218 and $432,608, respectively, attributable to net income earned by these joint ventures, $152,161 and $155,940 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   Operating expenses, including depreciation and amortization expense, were $617,473 and $354,315 for the nine months ended September 30, 1999 and 1998, respectively, of which $195,306 and $122,534 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses for the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was partially due to the fact that the Income Fund incurred $63,902 and $185,528 during the quarter and nine months ended September 30, 1999, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   The increase in operating expenses during the quarter and nine months ended September 30, 1999, was also partially due to an increase in depreciation expense as a result of the lease amendments causing the reclassification of two of the four leases, one restaurant property in Carrboro, North Carolina and one restaurant property in Shelby, North Carolina, from direct financing leases to operating leases during 1998, and the additional depreciation expense relating to the restaurant property acquired in March 1999.

   Operating expenses also increased during the quarter and nine months ended September 30, 1999, due to an increase in legal fees and real estate tax expense incurred in connection with the fact that the tenant of the restaurant property in Williamsville, New York filed for bankruptcy, rejected the lease, and ceased making rental payments. The Income Fund will continue to incur these types of expenses until a replacement tenant or purchaser is located.

   As a result of the sales of the restaurant properties in Corpus Christi, Texas and Rochester, New York, the Income Fund recognized a total gain of $75,997 for financial reporting purposes during the nine months ended September 30, 1999. No restaurant properties were sold during the quarter and nine months ended September 30, 1998.

   As of September 30, 1999, 28 of the Income Fund's 41leases, representing approximately 68% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund owned and leased 28 wholly-owned restaurant properties, including one restaurant property in Alpharetta, Georgia, which was sold in June 1997. In addition, during 1998, 1997, and 1996, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased six restaurant properties and one joint venture that owned and leased one restaurant property. During 1998 and 1997, the Income Fund also owned and leased one restaurant property with an affiliate as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 41 restaurant properties, which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $51,500 to $171,400. Generally, the leases provide for percentage rent based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years ranging from the third to the sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund earned $2,354,610, $2,572,954, and $2,771,319, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from the Income Fund's wholly owned restaurant properties. The decrease in rental and earned income during 1998 and 1997, each as compared to the previous year, is due to the fact that the Income Fund established an allowance for doubtful accounts of approximately $93,800 and $68,800 during 1998 and 1997, respectively, relating to the Perkins restaurant properties in Williamsville and Rochester, New York, which were leased by the same tenant, due to financial difficulties the tenant is experiencing. No such allowance was established during 1996. In May 1998, the tenant of these restaurant properties filed for bankruptcy and rejected the lease relating to one of the restaurant properties. As a result, during 1998, the Income Fund wrote off approximately $267,600 of accrued rental income, or non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles relating to both restaurant properties. The Income Fund will not recognize rental and earned income from the rejected restaurant property until a new tenant is located or until the restaurant property is sold and the proceeds from such sale are reinvested in an additional restaurant property. The lost revenues resulting from the lease that was rejected could have an adverse effect on the results of operations of the Income Fund if the Income Fund is unable to re-lease the restaurant property in a timely manner. We are currently seeking either a new tenant or purchaser for the restaurant property with the rejected lease. The Income Fund continued receiving rental payments on the lease that was not rejected and in March 1999, the Income Fund sold this restaurant property to a third party. The Income Fund intends to reinvest the net sales proceeds in an additional restaurant property.

   The decrease during 1998, as compared to 1997, is also partially attributable to a decrease of approximately $52,000 during 1998, due to the fact that the leases relating to the Burger King restaurant properties in Shelby, North Carolina; Maple Heights, Ohio; Watertown, New York and Carrboro, North Carolina were amended to provide for rent reductions. Rental and earned income relating to these restaurant properties are expected to remain at reduced amounts as a result of these amendments.

   The decrease in rental and earned income during 1998, as compared to 1997, is partially offset by an increase of approximately $93,800 for rental amounts relating to the Income Fund's restaurant properties in Blufton, Alliance and North Baltimore, Ohio, during 1998. During 1994, the leases relating to these restaurant properties were amended to provide for the payment of reduced annual base rent with no scheduled rent increases. In accordance with a provision in the amendments, as a result of the former tenant assigning the leases to a new tenant during 1998, the rents under the assigned leases, reverted back to those that were required under the original lease agreements.

   In addition, rental and earned income decreased approximately $47,700 and $51,800 during 1998 and 1997, respectively, as a result of the sale of the restaurant property in Alpharetta, Georgia, in June 1997. In July 1997, the Income Fund reinvested the net sales proceeds in a restaurant property in Englewood, Colorado, as tenants-in-common, with one of our affiliates, as discussed above in "Capital Resources."

   The decrease in rental and earned income during 1998, as compared to 1997, is partially offset by an increase in rental and earned income of approximately $49,100 during 1998, as a result of the Income Fund re-leasing the restaurant property in Copley Township, Ohio, for which rent commenced in 1997. The former operator of the restaurant property ceased operations of the restaurant property in April 1997, resulting in a decrease in rental income of approximately $65,000 during 1997, as compared to 1996.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $79,780, $74,867, and $120,999, respectively, in contingent rental income. The decrease in contingent rental income for 1997, as compared to 1996, is primarily attributable to a change, beginning in 1997, in the contingent rent formula, consisting of an increase to the sales breakpoint on which contingent rents are computed, in accordance with the terms of the leases, for certain restaurant properties requiring the payment of contingent rental income.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $596,166, $537,853, and $460,400, respectively, in income attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1998 and 1997, each as compared to the previous year, is primarily due to the fact that in July 1997, the Income Fund reinvested the net sales proceeds it received from the sale of the restaurant property in Alpharetta, Georgia, in an IHOP restaurant property located in Englewood, Colorado, as tenants-in-common, with one of our affiliates.

   During the year ended December 31, 1998, five of the Income Fund's lessees, or group of affiliated lessees, Carrols Corporation, TPI Restaurants, Inc., Flagstar Enterprises, Inc., Golden Corral Corporation and Burger King Corporation, each contributed more than ten percent of the Income Fund's total rental income, including the Income Fund's share of rental income from 13 restaurant properties owned by joint ventures and one restaurant property owned as tenants-in-common. As of December 31, 1998, Carrols Corporation was the lessee under leases relating to four restaurants, TPI Restaurants, Inc. was the lessee under leases relating to five restaurants, Flagstar Enterprises, Inc. was the lessee under leases relating to five restaurants, Burger King Corp. was the lessee under leases relating to the 13 restaurants owned by joint ventures and Golden Corral Corporation was the lessee under leases relating to two restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these five lessees or groups of affiliated lessees each will continue to contribute more than ten percent of the Income Fund's total rental income in 1999. In addition, four restaurant chains, Burger King, Hardee's, Golden Corral, Family Steakhouse Restaurants, and Shoney's, each accounted for more than ten percent of the Income Fund's total rental income during 1998, including the Income Fund's share of the rental income from 13 restaurant properties owned by joint ventures and one restaurant property owned as tenants-in-common. It is anticipated that these four restaurant chains each will continue to account for more than ten percent of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $499,212, $492,354, and $443,767 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997 is partially attributable to the fact that the Income Fund incurred $19,041 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition. The increase in operating expenses during 1998 was also attributable to an increase in legal fees incurred in conjunction with the tenant of the restaurant properties in Williamsville and Rochester, New York filing for bankruptcy, as described above.

   The increase during 1998, as compared to 1997, is partially offset by, and the increase for 1997, as compared to 1996, is partially attributable to, the fact that during 1997, the Income Fund recorded bad debt expense of $21,000 relating to the restaurant property in Copley Township, Ohio. The former tenant ceased operating the restaurant property in April 1997, and we ceased collection efforts. In addition, the increase in operating expenses during 1997, as compared to 1996, was partially due to the fact that, the Income Fund recorded past due real estate taxes relating to the restaurant property in Copley Township, Ohio of $23,191 and $9,906 during 1997 and 1996, respectively. Due to the fact that the restaurant property was re-leased to a new tenant in September 1997, no such expenses were recorded during 1998.

   During the year ended December 31, 1998, the Income Fund established an allowance for loss on building and an impairment in carrying value of net investment in direct financing lease for a total of $314,775 for financial reporting purposes relating to the restaurant properties in Williamsville and Rochester, New York, due to the fact that, during 1998, the tenant, Brambury Associates, filed for bankruptcy. The losses represent the difference between each restaurant property's carrying value at December 31, 1998, and the current estimate of net realizable value at December 31, 1998 for each restaurant property. No such allowance was established during the years ended December 31, 1997 and 1996.

   As a result of the 1997 sale of the restaurant property in Alpharetta, Georgia, as described above in "Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $199,643 for the year ended December 31, 1997. No restaurant properties were sold during 1998 or 1996.

   The Income Fund's leases as of December 31, 1998, in general, are triple-net leases and contain provisions that we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 67% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year

2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND X, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND X, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 2,526,594 $ 2,236,816 $ 3,169,493 $ 3,813,248 $ 3,871,869 $ 3,875,779 $ 4,020,289
Net income (2)..........   1,918,645   2,032,775   1,878,858   3,531,381   3,461,812   3,552,067   3,672,841
Cash distributions
declared (3)............   2,700,003   2,780,003   3,680,004   3,600,003   3,640,003   3,640,003   3,625,017
Net income per unit
 (2)....................        0.48        0.50        0.46        0.87        0.86        0.88        0.91
Cash distributions
 declared per
 unit (3)...............        0.68        0.70        0.92        0.90        0.91        0.91        0.91
GAAP book value per
 unit...................        8.14        8.60        8.34        8.79        8.81        8.85        8.87
Weighted average number
 of Limited Partner
 units outstanding......   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000

                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $33,821,349 $35,540,019 $34,480,865 $36,289,727 $36,437,560 $36,563,796 $36,722,696
Total partners'
 capital................  32,571,539  34,406,815  33,352,897  35,154,043  35,222,665  35,400,856  35,488,792

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures, minority interest in income of the consolidated joint venture and adjustments to accrued rental income as a result of certain tenants filing for bankruptcy and rejecting the leases related to these restaurant properties.

(2) Net income for the nine months ended September 30, 1999 and 1998, and for the years ended December 31, 1998, 1997 and 1995, include $32,499, $171,159, $218,960, $132,238 and $67,214, respectively, from gains on sale of land and buildings. Net income for the year ended December 31, 1998 includes $1,001,846 from provision for loss on land, building and net investment in direct financing lease.

(3) Distributions for the nine months ended September 30, 1998, and the years ended December 31, 1998, 1996 and 1995, each include a special distribution to the Limited Partners of $80,000, $80,000, $40,000 and $40,000,
    respectively, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF CNL INCOME FUND X, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on April 16, 1990, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of selected national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 48 restaurant properties, which included interests in ten restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and two properties owned with our affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998 was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,442,140 and $2,774,783 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, was primarily a result of changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In January 1999, the Income Fund used a portion of the net proceeds from the sales of restaurant properties during 1998 and 1997 to enter into a joint venture arrangement, Ocean Shores Joint Venture, with CNL Income Fund XVII, Ltd., an affiliate of ours, to own and lease one restaurant property. The Income Fund contributed approximately $802,400 to the joint venture and as of September 30, 1999, owned a 69.06% interest in the profits and losses of the joint venture.

   In March 1999, the Income Fund sold its restaurant property in Amherst, New York and received net sales proceeds of $1,150,000. The Income Fund had recorded an allowance for impairment in the carrying value relating to this restaurant property of $93,328 at December 31, 1998 due to the tenant filing for bankruptcy. The allowance represented the difference between the carrying value of the restaurant property at December 31, 1998 and the estimated net realizable value for this restaurant property. During the nine months ended September 30, 1999, the Income Fund recorded a gain relating to the sale of this restaurant property of $74,640 for financial reporting purposes, resulting in an aggregate net loss of approximately $18,700. In March 1999, the Income Fund reinvested the net sales proceeds plus additional funds, in a Golden Corral restaurant property in Fremont, Nebraska. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   In addition, in August 1999, the Income Fund sold its restaurant property in Fort Myers Beach, Florida for $931,725, resulting in a loss of $42,141 for financial reporting purposes. The Income Fund intends to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property.

   As of December 21, 1999, approximately $931,725 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and any net sales proceeds held by the Income Fund, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, certificates of deposit and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses, to reinvest in additional properties or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,953,610 invested in such short-term investments, as compared to $1,835,972 at December 31, 1998. The increase in cash and cash equivalents was primarily attributable to the receipt of net sales proceeds relating to the sale of the restaurant property in Fort Myers Beach, Florida. The increase in cash and cash equivalents was offset by a decrease due to the fact that in January 1999 the Income Fund used net sales proceeds from the 1997 and 1998 sales of restaurant properties to enter into a joint venture arrangement with one of our affiliates. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest in an additional restaurant property and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997 and 1996 was cash from operations. Cash from operations was $3,604,438, $3,596,417 and $3,695,802 for the years ended December 31, 1998,
1997 and 1996, respectively. The increase in cash from operations during 1998, as compared to 1997, is primarily a result of changes in working capital. The decrease in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In January 1996, the Income Fund reinvested the remaining net sales proceeds from the 1995 sale of the restaurant property in Denver, Colorado and the proceeds from the granting of an easement relating to the restaurant property in Hendersonville, North Carolina in a Golden Corral restaurant property located in Clinton, North Carolina with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 13% interest in this restaurant property.

   In September 1997, the Income Fund sold its restaurant property in Fremont, California to the franchisor for $1,420,000 and received net sales proceeds, net of $2,745, which represents amounts due to the former tenant for prorated rent, of $1,363,805. This resulted in a gain of $132,238 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1992 and had a cost of approximately $1,116,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $249,700 in excess of its original purchase price. In October 1997, the Income Fund reinvested approximately $1,277,300 of the net proceeds in a Boston Market restaurant propery in Homewood, Alabama. The Income Fund acquired the Boston Market restaurant property from one of our affiliates. The affiliate had purchased and temporarily held title to the restaurant property in order to facilitate the acquisition of the restaurant property by the Income Fund. The purchase price paid by the Income Fund represented the costs incurred by the affiliate to acquire the restaurant property, including closing costs. We believe that the transaction, or a portion thereof, relating to the sale of the restaurant property in Fremont, California, and the reinvestment of the proceeds in a Boston Market restaurant property in Homewood, Alabama, will qualify as a like-kind exchange transaction for federal income tax purposes. However, the Income Fund will distribute amounts sufficient, at a level reasonably assumed by us, to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale. The Income Fund intends to reinvest the remaining net sales proceeds in an additional restaurant property or use such amounts to pay Income Fund liabilities.

   In December 1997, the Income Fund used approximately $130,400 that had been previously reserved for working capital purposes to invest in a Chevy's Fresh Mex restaurant property located in Miami, Florida, with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 6.69% interest in this restaurant property.

   In January 1998, the Income Fund sold its property in Sacramento, California to the tenant for $1,250,000 and received net sales proceeds of $1,230,672, which resulted in a gain of $163,350 for financial reporting purposes. This property was originally acquired by the Income Fund in December 1991 and had a cost of approximately $969,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the property for approximately $261,300 in excess of its original purchase price. In November 1998, the Income Fund reinvested the majority of the net sales proceeds it received from the sale of the restaurant property in Sacramento, California in a Jack in the Box restaurant property located in San Marcos, Texas. The Income Fund will distribute amounts sufficient, at a level reasonably assumed by us, to enable the Limited Partners to pay federal state income taxes, if any, resulting from the sale.

   In October 1995, the tenant of the Income Fund's restaurant property located in Austin, Texas entered into a sublease agreement for a vacant parcel of land under which the subtenant has the option to purchase such land. The subtenant exercised the purchase option and, in accordance with the terms of the sublease agreement, the tenant assigned the purchase contract, together with the purchase contract payment of $69,000, less closing costs of $1,000 that were incurred in anticipation of the sale, from the subtenant, to the Income Fund. In March 1998, the sale for the vacant parcel of land was consummated and the Income Fund recorded the net sales proceeds of $68,434, $68,000 of which had been received as a deposit in 1995. This resulted in a gain of $7,810 for financial reporting purposes.

   In October 1998, the Income Fund sold its restaurant property in Billings, Montana to the tenant for $362,000 and received net sales proceeds of $360,688, which resulted in a gain of $47,800 for financial reporting purposes. This property was originally acquired by the Income Fund in April 1992 and had a cost of approximately $302,000, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $58,700 in excess of its original purchase price. In January 1999, the Income Fund reinvested the majority of these proceeds plus remaining net proceeds from other sales of properties in a joint venture, Ocean Shores Joint Venture, with one of our affiliates, to hold one restaurant property. The Income Fund distributed amounts sufficient, at a level reasonably assumed by us, to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, none of the net sales proceeds received from the sale of the properties described above remain undistributed.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Under its partnership agreement, the Income Fund is prohibited from borrowing for any purpose. However, we or our affiliates are entitled to reimbursement, at cost, for actual expenses incurred by us or our affiliates on behalf of the Income Fund. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited partners or payment of Income Fund liabilities, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,835,972 invested in such short-term investments as compared to $1,583,883 at December 31, 1997. The increase in cash is primarily attributable to the Income Fund using only a portion of the net sales proceeds from the sale of the restaurant property in Sacramento, California to purchase the restaurant property in San Marcos, Texas. In January 1999, the Income Fund reinvested the remaining net proceeds in Ocean Shores Joint Venture. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately two percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities and excluding amounts invested in January 1999 in Ocean Shores Joint Venture, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations and, for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,700,003 for the nine months ended September 30, 1999 and $2,780,003 for the nine months ended September 30, 1998, or $900,001 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $0.68 per unit for the nine months ended September 30, 1999 and $0.70 per unit for the nine months ended September 30, 1998, or $0.23 per unit for each quarter ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,185,460 at September 30, 1999, from $1,063,223 at December 31, 1998, primarily as a result of the Income Fund accruing transaction costs relating to the Acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purpose, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations, and during the years ended December 31, 1998 and 1996, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,680,004 for the year ended December 31, 1998, $3,600,003 for the year ended December 31, 1997 and $3,640,003 for the year ended December 31, 1996. This represents distributions of $0.92 per unit for the year ended December 31, 1998, $0.90 per unit for the year ended December 31, 1997 and $0.91 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   During 1998, affiliates of ours incurred $125,405 for operating expenses, as compared to $86,327 during 1997 and $112,363 during 1996. As of December 31, 1998, the Income Fund owed $29,987 to affiliates for such amounts and accounting and administrative services, as compared to $4,946 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $1,033,236 at December 31, 1998 from $1,066,237 at December 31, 1997, primarily as a result of a decrease in rents paid in advance at December 31, 1998. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund and its consolidated joint venture, Allegan Real Estate Joint Venture, owned and leased 39 wholly owned restaurant properties, including one restaurant property which was sold in January 1998, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999, the Income Fund and Allegan Real Estate Joint Venture owned and leased 39 wholly owned restaurant properties including two restaurant properties which were sold during 1999. During the nine months ended September 30, 1999 and 1998, the Income Fund and Allegan Real Estate Joint Venture earned $2,207,197 and $1,927,308, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $691,482 and $840,010 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income was higher for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, due to the fact that in May 1998, the tenant of the restaurant properties in Lancaster and Amherst, New York filed for bankruptcy. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $292,600 of accrued rental income, non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to both restaurant properties. No such amounts were written off during the nine months ended September 30, 1999. Rental and earned income was also higher during the nine months ended September 30, 1999, due to the fact that during the nine months ended September 30, 1998, the Income Fund increased the allowance for doubtful accounts for past due rental amounts for these restaurant properties in the amount of $103,600 due to financial difficulties the tenants were experiencing. No such allowance was established during the nine months ended September 30, 1999.

   Rental and earned income during the nine months ended September 30, 1999 was also higher due to the fact the Income Fund increased its reserve for accrued rental income, non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, by approximately $139,600 during the nine months ended September 30, 1998, due to financial difficulties the tenant of the restaurant property in Fort Pierce, Florida was experiencing. The decrease in rental income for the quarter and nine months ended September 30, 1999 was partially due to the fact that the tenant of the restaurant property in Fort Pierce, Florida vacated the restaurant property in September 1999 and ceased making rental payments to the Income Fund. Due to the financial difficulties this tenant was experiencing, the Income Fund increased it's allowance for doubtful accounts for this tenant for the quarter and nine months ended September 30, 1999. The Income Fund is currently seeking either a replacement tenant or purchaser for this restaurant property.

   The increase in rental and earned income during the nine months ended September 30, 1999, was partially offset by, and the decrease in rental and earned income for the quarter ended September 30, 1999, was partially due to, a decrease in rental and earned income of approximately $33,300 and $105,200 for the quarter and nine months ended September 30, 1999, respectively, due to the fact that the tenant ceased making rental payments relating to the restaurant property in Lancaster, New York, in October 1998. The lost revenues resulting from this restaurant property could have an adverse effect on the results of operations of the Income Fund if the Income Fund is unable to re-lease the restaurant property in a timely manner. The Income Fund will not recognize rental income relating to this restaurant property until a new tenant is located or until the restaurant property is sold and the proceeds from such sale are reinvested in an additional restaurant property.

   The increase in rental and earned income for the nine months ended September 30, 1999 was also offset by, and the decrease in rental and earned income for the quarter ended September 30, 1999, was partially due to, a decrease of approximately $35,000 and $84,300 during the nine months ended September 30, 1999, respectively, due to the fact that in March 1999, the Income Fund sold the restaurant property located in Amherst, New York. Rental and earned income was higher during the nine months ended September 30, 1999, due to the fact that the Income Fund collected and recognized as income approximately $38,000 of the past due rental amounts for which the Income Fund had previously established an allowance for doubtful accounts relating to the Amherst restaurant property.

   The increase in rental and earned income for the nine months ended September 30, 1999, was partially offset by, and the decrease in rental and earned income for the quarter ended September 30, 1999, was partially due to, a decrease in rental and earned income of approximately $23,700 and $97,300 for the quarter and nine months ended September 30, 1999, respectively, due to the fact that in October 1998, the tenant of the Boston Market restaurant property in Homewood, Alabama, filed for bankruptcy, rejected the lease relating to this restaurant property and ceased making rental payments to the Income Fund. The Income Fund will not recognize rental and earned income from this restaurant property until a new tenant for this restaurant property is located or until the restaurant property is sold and the proceeds from such a sale are reinvested in an additional restaurant property. The lost revenues resulting from the rejection of this lease could have an adverse effect on the results of operations of the Income Fund if the Income Fund is not able to re-lease this restaurant property in a timely manner.

   The increase in rental and earned income for the nine months ended September 30, 1999, was also partially offset by, and the decrease in rental and earned income for the quarter ended September 30, 1999, was partially due to, a decrease of $11,800 and $56,500 for the quarter and nine months ended September 30, 1999, respectively, due to the fact that the leases relating to three Burger King restaurant properties were amended to provide for rent reductions from August 1998 through the end of the lease term.

   In addition, the increase during the nine months ended September 30, 1999 in rental and earned income was partially offset by, and the decrease in rental and earned income for the quarter ended September 30, 1999, was partially due to, a decrease of approximately $10,200 and $30,700 for the quarter and nine months ended September 30, 1999, respectively, as a result of the sale of the restaurant property in Billings, Montana in October 1998. As a result of the reinvestment of net sales proceeds from the 1998 sale of the restaurant property in Sacramento, California in a restaurant property in San Marcos, Texas and the reinvestment of net sales proceeds from the 1999 sale of the restaurant property in Amherst, New York, in a restaurant property in Fremont, Nebraska, rental and earned income increased by approximately $59,400 and $127,500 during the quarter and nine months ended September 30, 1999, respectively.

   In addition, the increase for the nine months ended September 30, 1999 was partially offset by, and the decrease for the quarter ended September 30, 1999, was partially due to, a decrease in rental and earned income of approximately $10,100 and $10,500 for the quarter and nine months ended September 30, 1999, respectively, attributable to the sale of the restaurant property in Fort Myers Beach, Florida.

   During the nine months ended September 30, 1999 and 1998, the Income Fund earned $42,641 and $85,774, respectively, in interest and other income, $11,179 and $27,008 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in interest and other income during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund earned interest on the net sales proceeds relating to the sale of the restaurant property in Sacramento, California, pending the reinvestment of the net sales proceeds in an additional restaurant property. The net sales proceeds were reinvested in a Jack in the Box restaurant property in San Marcos, Texas in November 1998.

   For the quarter and nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased eight restaurant properties indirectly through joint venture arrangements and two restaurant properties as tenants-in-common with our affiliates. For the quarter and nine months ended September 30, 1999, the Income Fund also owned and leased one additional restaurant property indirectly through a joint venture arrangement. In connection with this restaurant property, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $272,427 and $213,432, respectively, $95,933 and $76,163 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by unconsolidated joint ventures during the quarter and nine months ended September 30, 1999, was primarily attributable to the Income Fund investing in a joint venture arrangement, Ocean Shores Joint Venture, in January 1999, with CNL Income Fund XVII, Ltd., one of our affiliates.

   Operating expenses, including depreciation expense, were $640,448 and $375,200 for the nine months ended September 30, 1999 and 1998, respectively, of which $211,056 and $135,903 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to the fact that the Income Fund incurred $67,658 and $192,107 in transaction costs for the quarter and nine months ended September 30, 1999, respectively, related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   In addition, the increase in operating expenses for the quarter and nine months ended September 30, 1999 was partially a result of an increase in depreciation expense due to the purchase of the restaurant property in Fremont, Nebraska in March 1999 and the fact that during 1998, the Income Fund reclassified the leases relating to three restaurant properties from direct financing leases to operating leases due to lease amendments.

   The increase in operating expenses was also partially due to the fact that the Income Fund accrued insurance, real estate tax expense, and legal fees as a result of the fact that two tenants filed for bankruptcy and rejected two leases relating to the restaurant properties in Lancaster, New York and Homewood, Alabama and as a result of the fact that the tenant in Fort Pierce, Florida vacated the restaurant property. The Income Fund will continue to incur these types of expenses, until replacement tenants or purchasers are located. The Income Fund is currently seeking either replacement tenants or purchasers for these restaurant properties.

   As a result of the sale of the restaurant properties in Amherst, New York and Fort Myers Beach, Florida, the Income Fund recorded a gain of $74,640 and a loss of $42,121, respectively for financial reporting purposes during the nine months ended September 30, 1999. As a result of the sale of the restaurant property in Sacramento, California, and the sale of the parcel of land in Austin, Texas, the Income Fund recognized a gain of $171,159 for financial reporting purposes for the nine months ended September 30, 1998.

   As of September 30, 1999, 33 of the Income Fund's 48 leases, representing approximately 69% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund and its consolidated joint venture, Allegan Real Estate Joint Venture, owned and leased 39 wholly-owned restaurant properties, and during 1997, the Income Fund owned and leased 40 wholly-owned restaurant properties, including one restaurant property in Fremont, California, which was sold in September 1997. During 1998, the Income Fund owned and leased 40 wholly-owned restaurant properties, including two restaurant properties sold in 1998. In addition, during 1998, 1997, and 1996, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property and one joint venture which owned and leased six restaurant properties. During 1996, the Income Fund also owned and leased one restaurant property with affiliates as tenants-in-common and during 1997 and 1998, the Income Fund owned and leased two restaurant properties with affiliates as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements 48 restaurant properties which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $26,160 to $198,500. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, a majority of the leases provide that, commencing in specified lease years, ranging from the second to the sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint venture, Allegan Real Estate Joint Venture, earned $2,710,790, $3,402,320, and $3,481,139, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease during the year ended December 31, 1998, as compared to the year ended December 31, 1997, was partially due to a decrease in rental and earned income of approximately $33,300 due to the fact that the tenant of the restaurant properties in Lancaster and Amherst, New York, filed for bankruptcy and rejected the lease relating to one of the two restaurant properties leased by Brambury Associates. As a result, the tenant ceased making rental payments, on the one rejected lease. The Income Fund wrote off approximately $292,600 of accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to both restaurant properties. The Income Fund also increased the allowance for doubtful accounts for past due rental amounts for these restaurant properties in the amount of approximately $82,700 for the year ended December 31, 1998, as compared to the increase in allowance for doubtful accounts of approximately $64,600 for the year ended December 31, 1997 due to the fact that collection of such amounts is questionable. The Income Fund continued receiving rental payments relating to the lease that was not rejected until the Income Fund sold this restaurant property in March 1999. The lost revenues resulting from the lease that was rejected, as described above, could have an adverse effect on the results of operations of the Income Fund if the Income Fund is unable to re-lease these restaurant properties in a timely manner. We are currently seeking either a new tenant or purchaser for the restaurant property with the rejected lease. The decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to the Income Fund increasing its allowance for doubtful accounts by approximately $64,600 during 1997, for rental amounts relating to these restaurant properties located in Lancaster and Amherst, New York. Rental and earned income also decreased by approximately $436,600 during 1997, as compared to 1996, due to the fact that the Income Fund sold its restaurant property in Fremont, California in September 1997, as described above in "Capital Resources."

   Additionally, the decrease in rental and earned income during the year ended December 31, 1998, as compared to the year ended December 31, 1997, is partially due to a decrease of approximately $68,800 in rental and earned income due to the fact that the lease relating to the Perkins restaurant property in Ft. Pierce, Florida, was amended to provide for rent reductions from May 1997 through December 31, 1998. Due to the lease amendment and questionable collectibility of future scheduled rent increases from this tenant, the Income Fund increased its reserve for accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, by approximately $151,800 during 1998, as compared to approximately $28,800 during 1997. In January 1999, the rents reverted back to the amounts due under the original lease agreement. In addition, rental and earned income decreased by approximately $210,100 during the year ended December 31, 1998, as a result of the sale of the restaurant properties in Fremont and Sacramento, California in September 1997 and January 1998 and the sale of the restaurant property in Billings, Montana in October 1998. The decrease in rental and earned income for 1998 was partially offset by the fact that the Income Fund recognized rental income of approximately $143,800 and $28,100 during 1998 and 1997, respectively, due to the reinvestment of a portion of the net sales proceeds from the 1997 sale of the restaurant property in Fremont, California, in a restaurant property in Homewood, Alabama in October 1997.

   In addition, rental and earned income decreased by approximately $3,800 due to the fact that in October 1998, Boston Chicken, Inc., the tenant of the Boston Market restaurant property in Homewood, Alabama, filed for bankruptcy and rejected the lease relating to this restaurant property and ceased making payments to the Income Fund, as described above. In conjunction with the rejected lease, the Income Fund wrote off approximately $13,200 of accrued rental income, or non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles.

   The decrease in rental and earned income for the year ended December 31, 1998, as compared to the year ended December 31, 1997, is also partially due to a decrease of approximately $39,900 for 1998, due to the fact that the leases relating to the Burger King restaurant properties in Irondequoit, New York, Ashland, Ohio and Henderson, North Carolina were amended to provide for rent reductions from August 1998 through the end of the lease term.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $67,511, $51,678, and $45,126, respectively, in contingent rental income. The increase in contingent rental income during 1998, as compared to 1997, is partially attributable to an (i) increase in gross sales relating to certain restaurant properties during 1998 and due to (ii) adjusting estimated contingent rental amounts accrued at December 31, 1997, to actual amounts during the year ended December 31, 1998. The increase in contingent rental income during 1997, as compared to 1996, is primarily attributable to a change in the percentage rent formula in accordance with the terms of the lease agreement for one of the Income Fund's leases during 1997.

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $292,013, $278,919, and $278,371, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by unconsolidated joint ventures during 1998, as compared to 1997, is primarily attributable to the Income Fund investing in a restaurant property in Miami, Florida, in December 1997, with certain of our affiliates as tenants-in-common, as described above in "Capital Resources."

   During the year December 31, 1998, two lessees of the Income Fund and its consolidated joint venture, Golden Corral Corporation and Foodmaker, Inc., each contributed more than 10% of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to four restaurants and Foodmaker, Inc. was the lessee under leases relating to six restaurants. It is anticipated that based on the minimum rental payments required by the leases, these two lessees will continue to contribute more than 10% of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, five restaurant chains, Golden Corral, Hardee's, Burger King, Shoney's and Jack in the Box, each accounted for more than 10% of the Income

Fund's total rental income, including rental income from the Income Fund's consolidated joint venture and the Income Fund's share of rental income from eight restaurant properties owned by unconsolidated joint ventures and two restaurant properties owned with affiliates as tenants-in-common. In 1999, it is anticipated that these five restaurant chains will continue to account for more than 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessess or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $507,749, $414,105, and $410,057 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during the year ended December 31, 1998, as compared to the year ended December 31, 1997, is partially the result of an increase in depreciation expense due to the purchase of the restaurant property in Homewood, Alabama, in October 1997 and the fact that during 1998, the Income Fund reclassified the leases relating to the restaurant properties in Irondequoit, New York, Ashland, Ohio, and Henderson, North Carolina from direct financing leases to operating leases due to lease amendments. In addition, the increase in operating expenses is partially due to the fact that the Income Fund recorded legal expenses relating to the restaurant properties in Lancaster and Amherst, New York due to the fact that the tenant of these restaurant properties filed for bankruptcy, as described above.

   In addition, the increase in operating expenses for 1998 is due to the fact that the Income Fund incurred $23,779 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Acquisition with APF.

   During 1998, two tenants of the Income Fund, Brambury Associates and Boston Chicken, Inc. filed for bankruptcy and rejected the leases relating to two of their three leases. The Income Fund will incur certain expenses, such as real estate taxes, insurance and maintenance relating to these restaurant properties with rejected leases until replacement tenants or purchasers are located. The Income Fund is currently seeking either replacement tenants or purchasers for these restaurant properties with rejected leases.

   As a result of the sale of the restaurant properties in Sacramento, California and Billings, Montana, and the sale of the parcel of land in Austin, Texas, as described above in "Capital Resources," the Income Fund recognized a gain of $218,960 for financial reporting purposes during the year ended December 31, 1998. As a result of the sale of the restaurant property in Fremont, California, as discussed above in "Capital Resources," the Income Fund recognized a gain of $132,238 for financial reporting purposes for the year ended December 31, 1997. No restaurant properties were sold during the year ended December 31, 1996.

   During the year ended December 31, 1998, the Income Fund recorded a provision for loss on land, building, and impairment in carrying value of net investment in direct financing lease for financial reporting purposes relating to the restaurant properties in Lancaster, New York, Amherst, New York, and Homewood, Alabama. The tenants of these restaurant properties filed for bankruptcy during 1998, and rejected two of the three leases related to these restaurant properties. The allowance represents the difference between the carrying value of the restaurant properties at December 31, 1998, and the estimated net realizable value for these restaurant properties.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 73% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the third parties have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XI, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XI, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenue (1)............. $ 2,948,805 $ 2,966,202 $ 4,067,454 $ 3,998,538 $ 3,976,787 $ 3,920,528 $ 3,933,435
Net income (2)..........   2,249,456   2,425,204   3,809,404   3,295,079   3,464,705   3,202,176   3,272,492
Cash distributions
 declared (3)...........   2,625,018   2,665,018   3,660,024   3,500,024   3,540,024   3,540,023   3,425,007
Net income per unit (2)
 .......................        0.56        0.60        0.94        0.82        0.86        0.79        0.81
Cash distributions
 declared per unit (3)
 .......................        0.66        0.67        0.92        0.88        0.89        0.89        0.86
GAAP book value per
 unit...................        8.52        8.52        8.61        8.58        8.63        8.65        8.73
Weighted average number
 of Limited Partner
 units outstanding......   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000
                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets ........... $35,689,008 $35,549,591 $36,103,592 $35,785,538 $36,003,045 $36,086,683 $36,335,476
Total partners'
 capital................  34,082,050  34,068,418  34,457,612  34,308,232  34,513,177  34,588,496  34,926,343

--------
(1) Revenues include equity in earnings of unconsolidated joint ventures and minority interest in income of consolidated joint ventures.
(2) Net income for the years ended December 31, 1998 and 1996, include $461,861 and $213,685, respectively, from a gain on sale of land and buildings.

(3) Distributions for the year ended December 31, 1998, include special distributions to the Limited Partners of $40,000 and $120,000 declared during the nine months ended September 30, and December 31, respectively, which represented cumulative excess operating reserves. Distributions for the year ended December 31, 1996, includes a special distribution to the Limited Partners of $40,000, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 20, 1991, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 40 restaurant properties, which included interests in five restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and one restaurant property owned with one of our affiliates as tenants-in-common.

Capital Resources

  Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998 was cash from operations which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,826,757 and $2,934,890 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In January 1999, the Income Fund reinvested a portion of the net sales proceeds it received from the 1998 sale of the restaurant property in Nashua, New Hampshire in a Burger King restaurant property located in Yelm, Washington, at an approximate cost of $1,032,400. In addition, in February 1999, the Income Fund reinvested a portion of the remaining net sales proceeds in a joint venture arrangement, Portsmouth Joint Venture, with CNL Income Fund XVIII, Ltd., an affiliate of ours, to purchase and hold one restaurant restaurant property. The Income Fund contributed approximately $247,300 and had a 42.8% interest in the profits and losses of the joint venture as of September 30, 1999. The Income Fund intends to invest the remaining net sales proceeds in an additional restaurant property.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of a restaurant property pending reinvestment in an additional restaurant property, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the use of such funds to pay Income Fund expenses, to reinvest in additional restaurant properties or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,942,821 invested in such short-term investments, as compared to $1,559,240 at December 31, 1998. The increase in cash and cash equivalents during the nine months ended September 30, 1999, is primarily attributable to the release of a portion of the funds held in escrow at December 31, 1998, relating to the sale of the restaurant property in Nashua, New Hampshire during 1998, net of amounts reinvested in restaurant properties. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to invest in an additional restaurant property and to meet the Income Fund's working capital and other needs.

   In October 1999, the Income Fund used a portion of the net sales proceeds from the sale of the restaurant property in Nashua, New Hampshire to invest in a restaurant property in Round Rock, Texas with CNL Income Fund VI, Ltd., an affiliate of ours as tenants-in-common for a 23 percent interest, in the restaurant property.

The Income Fund will account for its investment in this restaurant property using the equity method since the Income Fund will share control with an affiliate. The Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997, and 1996, was cash from operation. Cash from operations was $3,894,062, $3,642,796, and $3,601,714 for the years ended December 31, 1998,
1997, and 1996, respectively. The increase during 1998, as compared to 1997, is primarily a result of changes in working capital and changes in income and expenses. The increase in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997, and 1996.

   In November 1996, the Income Fund sold its restaurant property in Philadelphia, Pennsylvania for $1,050,000 and received net sales proceeds of $1,044,750, which resulted in a gain of $213,685 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in September 1992, and had a cost of approximately $877,900, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $166,900 in excess of its original purchase price. As of December 31, 1996, the net sales proceeds of $1,044,750, plus accrued interest of $3,072, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property. The sale of this restaurant property was structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In January 1997, the Income Fund reinvested the net sales proceeds from the 1996 sale of the restaurant property in Philadelphia, Pennsylvania in a Black-eyed Pea restaurant property located in Corpus Christi, Texas with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 72.58% interest in this restaurant property.

   In October 1998, the Income Fund sold its restaurant property in Nashua, New Hampshire for $1,748,000 and received net sales proceeds of $1,630,296, which resulted in a gain of $461,861 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1992 and had a cost of approximately $1,302,414, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $327,900 in excess of its original purchase price. As of December 31, 1998, the net sales proceeds of $1,630,296, plus accrued interest of $10,640, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional restaurant property.

   In January 1999, the Income Fund reinvested a portion of the net sales proceeds it received from the sale of the property in Nashua, New Hampshire in a Burger King property located in Yelm, Washington at an approximate cost of $1,054,000. In addition, in February 1999, the Income Fund reinvested another portion of the net sales proceeds it received from the sale of the property in Nashua, New Hampshire in a joint venture arrangement, Portsmouth Joint Venture, with an affiliate of ours to purchase and hold one restaurant property, at a total cost of approximately $584,100. The Income Fund contributed approximately $250,000 and has an approximate 43% interest in the profits and losses of the joint venture.

   As of December 21, 1999, approximately $346,346 of the net sales proceeds received from the sale of the properties described above remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributors to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts wih less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,559,240 invested in such short-term investments, as compared to $1,272,386 at December 31, 1997. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

  Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,625,018 for the nine months ended September 30, 1999 and $2,665,018 for the nine months ended September 30, 1998, or $875,006 for each of the quarters ended September 30, 1998. This represents distributions of $0.66 per unit for the nine months ended September 30, 1999 and $0.67 per unit for the nine months ended September 30, 1998, or $0.22 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, decreased to $1,101,701 at September 30, 1999, from $1,142,120 at December 31, 1998, primarily as a result of the payment in January 1999 of a special distribution accrued at December 31, 1998, of $120,000, representing cumulative excess operating reserves. The decrease was partially offset by an increase in accounts payable at September 30, 1999, as compared to December 31, 1998, due to the Income Fund accruing transaction costs relating to the Income Fund acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

  The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations and, during the years ended December 31, 1998 and 1996, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,660,024 for the year ended December 31, 1998, $3,500,024 for the year ended December 31, 1997 and $3,540,024 for the year ended December 31, 1996. This represents a distribution of $0.92 per unit for the year ended December 31, 1998, $0.88 per unit for the year ended December 31, 1997 and $0.89 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   During 1998, affiliates of ours incurred $109,290 for operating expenses, as compared to $83,747 during 1997 and $105,643 during 1996. As of December 31, 1998 the Income Fund owed $25,446 to our affiliates for such amounts, accounting and administrative services and management fees, as compared to $6,648 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, increased to $1,116,674 at December 31, 1998 from $969,257 at December 31, 1997. In part, this resulted from the Income Fund's accruing a special distribution payable to the Limited Partners of $120,000 at December 31, 1998, which was paid in January 1999, and an increase in rents paid in advance at December 31, 1998.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

  Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, owned and leased 37 wholly owned restaurant properties, including one restaurant property in Columbus, Ohio, one restaurant property in Danbury, Connecticut received in exchange for the restaurant property in Columbus, Ohio, and one restaurant property which was sold in October 1998, and during the nine months ended September 30, 1999, the Income Fund and its consolidated joint ventures owned and leased 36 wholly owned restaurant properties to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund, Denver Joint Venture and CNL/Airport Joint Venture earned $2,649,538 and $2,632,415, respectively, in rental income from operating leases and earned income from direct financing leases, $884,669 and $868,028 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. In addition, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $98,465 and $113,667, respectively, in contingent rental income, $43,572 and $50,903 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   In addition, during the nine months ended September 30, 1998, the Income Fund owned and leased two restaurant properties indirectly through other joint venture arrangements and owned and leased one restaurant property with an affiliate as tenants-in-common. During the nine months ended September 30, 1999, the Income Fund owned and leased three restaurant properties indirectly through other joint venture arrangements and owned and leased one restaurant property with an affiliate of ours as tenants-in-common. In connection with these arrangements, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $188,049 and $156,335, respectively, $64,914 and $58,730 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Net income earned by unconsolidated joint ventures increased during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, as a result of the fact that in February 1999, the Income Fund reinvested a portion of the net sales proceeds from the 1998 sale of the restaurant property in Nashua, New Hampshire, in Portsmouth Joint Venture, with CNL Income Fund XVIII, Ltd., an affiliate of ours. In addition, net income earned by joint ventures during the nine months ended September 30, 1998, was less than that earned during the nine months ended September 30, 1999, partially due to the fact that Ashland Joint Venture adjusted estimated contingent rental amounts accrued at December 31, 1997, to actual amounts during the nine months ended September 30, 1998.

   During the nine months ended September 30, 1999 and 1998, the Income Fund earned $62,902 and $114,469, respectively, in interest and other income, $20,847 and $16,421 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Interest and other income earned during the nine months ended September 30, 1998, was more than that earned during the nine months ended September 30, 1999, primarily because the Income Fund collected and recognized $60,000 in other income in May 1998, as a result of the execution of an amendment to a purchase and sale agreement with a third party to extend the closing date for the sale of the Burger King restaurant property located in Nashua, New Hampshire. In accordance with the terms of the amendment, the Income Fund was deemed to have earned the $60,000 upon execution of the amendment to extend the closing date for the sale of this restaurant property. This restaurant property was sold in October 1998.

   Operating expenses, including depreciation and amortization expense, were $699,349 and $540,998 for the nine months ended September 30, 1999 and 1998, respectively, $223,993 and $179,596 of which were incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to 1998, was primarily a result of the Income Fund incurring $63,691 and $183,788 during the quarter and nine months ended September 30, 1999, respectively, in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   The increase in operating expenses during the quarter and nine months ended September 30, 1999, was partially offset by a decrease in depreciation expense as a result of the 1998 sale of the restaurant property in Nashua, New Hampshire.

   As of September 30, 1999, 23 of the Income Fund's 38 leases, representing approximately 61% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During the year ended December 31, 1996, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, owned and leased 37 wholly-owned restaurant properties, including one restaurant property in Philadelphia, Pennsylvania, which was sold in November 1996. During the year ended December 31, 1997, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, owned and leased 36 wholly-owned restaurant properties, and during the year ended December 31, 1998, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, owned and leased 37 wholly-owned restaurant properties, including one restaurant property in Columbus, Ohio exchanged for one restaurant property in Danbury, Connecticut and one restaurant property in Nashua, New Hampshire, which was sold in October 1998. In addition, during 1998, 1997, and 1996, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, was a co-venturer in two separate joint ventures that each owned and leased one restaurant property, and during 1998 and 1997, the Income Fund owned and leased one restaurant property with an affiliate as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 38 restaurant properties that are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $45,600 to $191,900. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in specified lease years, generally the sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund and its consolidated joint ventures, Denver Joint Venture and CNL/Airport Joint Venture, earned $3,537,605, $3,543,984, and $3,615,977, respectively, in rental income from operating leases and earned income from direct financing leases. The decrease in rental and earned income during 1997 as compared to 1996 is primarily attributable to the sale of the restaurant property in Philadelphia, Pennsylvania in November 1996, as described above in "Capital Resources." In January 1997, the Income Fund reinvested the net sales proceeds in a restaurant property in Corpus Christi, Texas, with one of our affiliates, as described above in "Capital Resources."

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $243,115, $225,888, and $251,312, respectively, in contingent rental income. The increase in contingent rental income during 1998, as compared to 1997, is primarily due to an increase in gross sales of certain restaurant properties whose leases require the payment of contingent rental income. The decrease during 1997, as compared to 1996, is primarily due to the sale of the restaurant property in Philadelphia, Pennsylvania.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $215,501, $236,103, and $118,211, respectively, attributable to net income earned by unconsolidated joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures during 1998, as compared to 1997, is primarily due to Ashland Joint Venture adjusting estimated contingent rental amounts accrued at December 31, 1997 to actual amounts billed during 1998. The increase in net income earned by unconsolidated joint ventures during 1997, as compared to 1996, is primarily attributable to the Income Fund investing in a restaurant property in Corpus Christi, Texas, in January 1997, with one of our affiliates as tenants-in-common, as described above in "Capital Resources."

   During the year ended December 31, 1998, five lessees, or group of affiliated lessees, of the Income Fund and its consolidated joint ventures, Golden Corral Corporation, Foodmaker, Inc., Burger King Corporation, DenAmerica, and Advantica Restaurant Group, Inc., each contributed more than 10% of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint ventures, the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint ventures and one restaurant property owned with an affiliate as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to three restaurants, Foodmaker, Inc. was the lessee under leases relating to eight restaurants, Burger King Corporation was the lessee under leases relating to seven restaurants, Advantica Restaurant Group, Inc. was the lessee under leases relating to five restaurants, and DenAmerica Corporation was the lessee under leases relating to five restaurants. It is anticipated that, based on the minimum rental payments required by the leases, these five tenants each will continue to contribute more than 10% of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, four restaurant chains, Golden Corral, Jack in the Box, Burger King, and Denny's, each accounted for more than 10% of the Income Fund's total rental income, including rental income from the Income Fund's consolidated joint ventures and the Income Fund's share of rental income from two restaurant properties owned by unconsolidated joint ventures and one restaurant property owned with an affiliate as tenants-in-common. In 1999, it is anticipated that these restaurant chains each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $139,707, $62,440, and $61,403, respectively, in interest and other income. The increase in interest and other income during 1998, as compared to 1997, was primarily attributable to the Income Fund collecting and recognizing $60,000 in other income in May 1998, as a result of executing an amendment to a purchase and sale agreement with a third party to extend the closing date for the Burger King restaurant property located in Nashua, New Hampshire. In accordance with the terms of the amendment, the Income Fund was deemed to have earned the $60,000 upon execution of the amendment to extend the closing date of this restaurant property. This restaurant property was sold in October 1998, as described above in "Capital Resources."

   Operating expenses, including depreciation and amortization expense, were $719,911, $703,459, and $725,767 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is primarily a result of the Income Fund incurring $20,888 in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Income Fund acquisition with APF, as described above in "Capital Resources."

   The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in depreciation expense as a result of the sale of the restaurant property in Philadelphia, Pennsylvania.

   As a result of the sale of the restaurant property in Nashua, New Hampshire, as described above in "Capital Resources," the Income Fund recognized a gain of $461,861 for financial reporting purposes for the year ended December 31, 1998. In addition, as a result of the sale of the restaurant property in Philadelphia, Pennsylvania, as described above in "Capital Resources," the Income Fund recognized a gain of $213,685 for financial reporting purposes for the year ended December 31, 1996. No restaurant properties were sold during the year ended December 31, 1997.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 67% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

  We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XII, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XII, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues (1)............  $ 3,310,698 $ 2,979,819 $ 4,051,192 $ 4,522,216 $ 4,553,058 $ 4,570,571 $ 4,548,580
Net income (2)..........    2,728,112   2,321,470   2,933,537   3,952,214   3,943,043   4,014,372   4,027,834
Cash distributions
 declared (3)...........    2,868,756   2,868,756   3,960,008   3,825,008   3,825,008   3,870,007   3,825,006
Net income per unit
 (2)....................         0.60        0.51        0.65        0.87        0.87        0.88        0.89
Cash distributions
 declared per unit (3)..         0.64        0.64        0.88        0.85        0.85        0.86        0.85
GAAP book value per
 unit...................         8.72        8.86        8.75        8.98        8.95        8.93        8.90
Weighted average number
 of Limited Partner
 units outstanding......    4,500,000   4,500,000   4,500,000   4,500,000   4,500,000   4,500,000   4,500,000
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $40,493,344 $40,925,908 $40,634,898 $41,430,990 $41,343,138 $41,229,132 $41,127,173
Total partners'
 capital................   39,250,197  39,870,026  39,390,841  40,417,312  40,290,106  40,172,071  40,027,706

--------
(1) Revenues include equity in earnings of joint ventures and adjustments to accrued rental income due to the tenant of certain restaurant properties filing for bankruptcy.

(2) Net income for the nine months ended September 30, 1999 includes $74,714 from a gain on sale of land and building. Net income for the years ended December 31, 1998 and 1996, includes $104,374 and $15,355, respectively, from a loss on sale of land and building. Net income for the year ended December 31, 1998, includes $206,535 for a provision for loss on building.

(3) Distributions for the years ended December 31, 1998 and 1995, include a special distribution to the Limited Partners of $135,000 and $45,000, respectively, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on August 20, 1991, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 47 restaurant properties, which included interests in five restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,952,968 and $3,066,225 for the nine months ended September 30, 1999 and 1998, respectively. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of ours, to construct, own and lease one restaurant property. As of September 30, 1999, the Income Fund had contributed approximately $251,100, of which $135,825 was contributed during the nine months ended September 30, 1999, to the joint venture to purchase land and pay for construction costs relating to the joint venture. As of September 30, 1999, the Income Fund owned an approximate 28 percent interest in the profits and losses of the joint venture.

   In May 1999, the Income Fund sold its restaurant property in Morganton, North Carolina, to an unrelated third party for $550,000, received $467,300 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $55,000. The Income Fund had recorded an allowance for loss on building relating to this restaurant property of $206,535 at December 31, 1998 due to the tenant filing for bankruptcy. The allowance represented the difference between the carrying value of the restaurant property at December 31, 1998 and the estimated net realizable value for this restaurant property. During the nine months ended September 30, 1999, the Income Fund recorded a gain relating to the sale of this restaurant property of $74,714 for financial reporting purposes, resulting in an overall net loss relating to the sale of this restaurant property of approximately $131,800. The promissory note is collateralized by a mortgage on the restaurant property, bears interest at a rate of 10.25% per annum and is being collected in 60 monthly installments of principal and interest. The net sales proceeds of $467,300 received in cash and proceeds received from the collection of this promissory note will be used to reinvest in an additional restaurant property.

   In November 1999, the Income Fund reinvested the proceeds from the above sale plus the sales proceeds from the 1998 sale of the restaurant property in Monroe, North Carolina in a joint venture, Bossier City Joint Venture, with CNL Income Fund VIII, Ltd. and CNL Income Fund XIV, Ltd., both affiliates of ours, to hold one restaurant property. The Income Fund owns an approximate 55 percent interest in the profits and losses of the joint venture. The Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $467,300 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties are invested in money market accounts or other short-term, highly liquid investments such as demand deposits at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the use of such funds to pay Income Fund expenses, to reinvest in additional restaurant properties, or to make distributions to the partners. At September 30, 1999, the Income Fund had $2,629,366 invested in such short-term investments, as compared to $2,362,980 at December 31, 1998. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to acquire additional restaurant properties, to pay for renovations and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997 and 1996 was cash from operations. Cash from operations was $4,116,780, $3,806,988 and $3,951,689 for the years ended December 31, 1998,
1997 and 1996, respectively. The increase in cash from operations during 1998, as compared to 1997, is primarily a result of changes in working capital, and the decrease in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital during each of the respective years.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In April 1996, the Income Fund sold its restaurant property in Houston, Texas to an unrelated third party for $1,640,000. As a result of this transaction, the Income Fund recognized a loss of $15,355 for financial reporting purposes. This was primarily due to acquisition fees and miscellaneous acquisition expenses that the Income Fund had allocated to this restaurant property. In May 1996, the Income Fund reinvested the sales proceeds from this sale, along with additional funds, in Middleburg Joint Venture. The Income Fund has an 87.54% interest in the profits and losses of Middleburg Joint Venture and the remaining interest in this joint venture is held by an affiliate of the Income Fund, which has the same general partners.

   In March 1997, the Income Fund entered into a new lease for the restaurant property in Tempe, Arizona. In connection therewith, the Income Fund incurred $55,000 in renovation costs, which were completed in May 1997.

   In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with our affiliates to construct and hold one restaurant property. As of December 31, 1998, the Income Fund had contributed approximately $115,000 to purchase land and pay for construction costs relating to the joint venture and owned a 27.72% interest in profits and losses of this joint venture. When funding is completed, the Income Fund expects to have an approximate 28 percent interest in profits and losses of the joint venture.

   In December 1998, the Income Fund sold its restaurant property in Monroe, North Carolina to an unrelated third party and received net sales proceeds of $483,549. As a result of this transaction, the Income Fund recognized a loss of $104,374 for financial reporting purposes. The Income Fund intends to reinvest these net sales proceeds in an additional restaurant property.

   As of December 21, 1999, approximately $483,549 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sales of restaurant properties, pending investment in additional restaurant properties, distributions to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $2,362,980 invested in such short-term investments, as compared to $1,706,415 at December 31, 1997. The increase in cash and cash equivalents during 1998 is primarily due to the receipt of $483,549 in net sales proceeds from the 1998 sale of the restaurant property in Monroe, North Carolina. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The Funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current cash from operations, and for the nine months ended September 30, 1999, anticipated future cash from operations, the Income Fund declared distributions to the Limited Partners of $2,868,756 for each of the nine months ended September 30, 1999 and 1998, or $956,252 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for each of the nine months ended September 30, 1999 and 1998 of $0.64 per unit, or $0.21 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund decreased to $1,243,147 at September 30, 1999, from $1,244,057 at December 31, 1998. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs.

   Based on cash from operations, the Income Fund declared distributions to the Limited Partners of $3,960,008 for the year ended December 31, 1998 and $3,825,008 for each of the years ended December 31, 1997 and 1996. This represents a distribution of $0.88 per unit for the year ended December 31, 1998 and $0.85 per unit for each of the years ended December 31, 1997 and 1996. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to Limited Partners on a quarterly basis.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $130,847 for operating expenses, as compared to $97,078 during 1997 and $118,929 during 1996. As of December 31, 1998, the Income Fund owed $24,025 to affiliates for such amounts and accounting and administrative services, as compared to $6,887 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, increased to $1,220,032 at December 31, 1998 from $1,006,791 at December 31, 1997, primarily as the result of the Income Fund's accruing a special distribution of accumulated, excess operating reserves payable to the Limited Partners of $135,000 at December 31, 1998. The increase was also partially a result of an increase in rents paid in advance at December 31, 1998.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund owned and leased 44 wholly owned restaurant properties, including one restaurant property sold in December 1998, and during the nine months ended September 30, 1999, the Income Fund owned and leased 43 wholly owned restaurant properties, including one restaurant property sold in May 1999, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $2,965,754 and $2,822,747, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $982,548 and $963,925 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income was lower during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1999, due to the fact that in June 1998, Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to three of the eight restaurant properties that it leased. As a result, the tenant ceased making rental payments on the three rejected leases, and in addition, during the nine months ended September 30, 1998, the Income Fund wrote off $224,867 in accrued rental income relating to these restaurant properties. This write-off represents non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. No amounts were written-off during the nine months ended September 30, 1999. The effect from the write-off of accrued rental income was partially offset by the fact that the Income Fund recorded rental and earned income during the quarter and nine months ended September 30, 1998, prior to the tenant vacating the restaurant properties in June 1998. In December 1998 and May 1999, the Income Fund sold two of the vacant restaurant properties and intends to reinvest the net sales proceeds from the sales of these restaurant properties in additional restaurant properties. In July 1999, the Income Fund entered into a lease with a new tenant for the remaining vacant restaurant property. In connection with the lease, the Income Fund agreed to pay up to $30,000 of the construction costs necessary to convert this restaurant property into a new concept. Conversion of this restaurant property was completed in August 1999, at which time rental payments commenced causing a slight increase in rental and earned income during the quarter and nine months ended September 30, 1999. In August 1999, Long John Silver's, Inc. assumed and affirmed its five remaining leases, and the Income Fund has continued receiving rental payments relating to these five leases.

   In addition, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $6,394 and $19,755, respectively, in contingent rental income, $1,712 and $6,038 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The decrease in contingent rental income during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily due to decreased gross sales of certain restaurant properties requiring the payment of contingent rental income.

   In addition, during the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased five restaurant properties indirectly through joint venture arrangements. In connection with the joint venture arrangements, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $266,333 and $85,604, respectively, of which $76,127 and $63,712 were earned during the quarters ended September 30, 1999 and 1998, respectively. Net income earned by joint ventures was lower during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1999, primarily due to the fact that Kingsville Real Estate Joint Venture, in which the Income Fund owns a 31.13% interest in the profits and losses of the joint venture, established an allowance for doubtful accounts of approximately $87,800 during the nine months ended September 30, 1998, in accordance with its collection policy. No such allowance was established during the nine months ended September 30, 1999. In addition, during the nine months ended September 30, 1998, Kingsville Real Estate Joint Venture established a provision for loss on land and net investment in direct financing lease for its restaurant property in Kingsville, Texas for approximately $316,000. The allowance represented the difference between the restaurant property's carrying value at September 30, 1998 and the estimated net realizable value of the restaurant property. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease for this restaurant property with a new tenant and we ceased collection efforts on the past due rental amounts.

   During the nine months ended September 30, 1999, five restaurant chains, Long John Silver's, Hardee's, Jack in the Box, Golden Corral, and Denny's, each accounted for more than ten percent of the Income Fund's total rental, earned and interest income, including the Income Fund's share of rental income from restaurant properties owned by joint ventures. During 1998, Long John Silver's Inc. filed for bankruptcy. It is anticipated that during the remainder of 1999, each of these five chains will continue to account for more than ten percent of the Income Fund's total rental, earned and interest income to which the Income Fund is entitled under the terms of the leases. Any failure of these restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $657,300 and $658,349 for the nine months ended September 30, 1999 and 1998, respectively, of which $213,669 and $294,262 were incurred during the quarters ended September 30, 1999 and 1998, respectively. Operating expenses were higher during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1999, due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded bad debt expense of $104,323 and $188,990, respectively, for past due principal and interest amounts relating to a loan with the tenant of the restaurant property in Kingsville Real Estate Joint Venture due to financial difficulties the tenant experienced. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease, with a new tenant, and we ceased collection efforts on the past due rental amounts.

   The decrease in operating expenses during the quarter and nine months ended September 30, 1999, was partially offset by the fact that the Income Fund incurred $69,671 and $197,353 in transaction costs during the quarter and nine months ended September 30, 1999, respectively, relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   In addition, the decrease in operating expenses during the quarter and nine months ended September 30, 1999, was partially attributable to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund incurred legal, insurance and real estate tax expenses on the three restaurant properties for which the leases were rejected and which were vacant during the quarter and nine months ended September 30, 1998, as a result of Long John Silver's, Inc. filing for bankruptcy. The Income Fund sold two of the vacant restaurant properties in December 1998 and May 1999, and the Income Fund entered into a long-term triple net lease with a new tenant for the remaining vacant restaurant property in July 1999. The new tenant is responsible for real estate taxes, insurance and maintenance. Therefore, we do not anticipate that the Income Fund will continue to incur these expenses. Due to the fact that Long John Silver's, Inc. assumed and affirmed its remaining leases Long John Silver's, Inc. will be responsible for such expenses relating to these restaurant properties. Therefore, we do not anticipate that the Income Fund will incur these expenses for these restaurant properties in the future.

   As a result of the sale of the restaurant property in Morganton, North Carolina, the Income Fund recorded a gain of $74,714 for financial reporting purposes during the nine months ended September 30, 1999. No restaurant properties were sold during the quarter and nine months ended September 30, 1998.

   As of September 30, 1999, 33 of the Income Fund's 48 leases, representing approximately 69% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During the years ended December 31, 1996, the Income Fund owned and leased 45 wholly-owned restaurant properties, including the restaurant property in Houston, Texas, which was sold in April 1996. During 1998 and 1997, the Income Fund owned and leased 44 wholly-owned restaurant properties, including the restaurant property in Monroe, North Carolina, which was sold in December 1998. During 1996 and 1997, the Income Fund was a co-venturer in four separate joint ventures that each owned and leased one restaurant property, and during 1998, the Income Fund was a co-venturer in five separate joint ventures that each owned and leased one restaurant property. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 48 restaurant properties that are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments, payable in monthly installments, ranging from approximately $48,000 to $213,800. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, some of the leases provide that, commencing in specified lease years, generally the sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $3,862,390, $4,102,842, and $4,165,640, respectively, in rental income from operating leases, net of adjustments to accrued rental income and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. Rental and earned income decreased approximately $136,300 during 1998, as compared to 1997, primarily due to the fact that in June 1998, Long John Silver's, Inc., filed for bankruptcy and rejected the leases relating to three of its eight leases, as described above. In conjunction with the three rejected leases, during 1998, the Income Fund wrote off approximately $224,900 of accrued rental income, or non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. In December 1998, the Income Fund sold one of the vacant restaurant properties, as described above in "Capital Resources," and intends to reinvest the net sales proceeds from the sale of this restaurant property in an additional restaurant property. The Income Fund will not recognize any rental and earned income from these two vacant restaurant properties until new tenants for these restaurant properties are located, or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties.

   The decrease in rental and earned income during 1997, as compared to 1996, is primarily attributable to a decrease of approximately $51,800 during the year ended December 31, 1997 as a result of the sale of the restaurant property in Houston, Texas, in April 1996, as discussed above in "Capital Resources."

   In addition, rental and earned income also decreased approximately $23,500 during 1997 as a result of the fact that the tenant of the restaurant property in Tempe, Arizona, declared bankruptcy and ceased operations of the restaurant business located on the restaurant property in June 1996. As a result of the termination of this lease, during the year ended December 31, 1996, the Income Fund reclassified this lease from a direct financing lease to an operating lease. In March 1997, the Income Fund entered into a new lease for the restaurant property in Tempe, Arizona with a new tenant to operate the restaurant property for which rental payments commenced in July 1997. The decrease in rental and earned income during 1997, as compared to 1996, was partially offset by an increase in rental income earned from the new tenant during 1997.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $23,433, $54,330, and $67,652, respectively, in contingent rental income. The decrease in contingent rental income during 1998 and 1997, each as compared to the previous year, is primarily attributable to decreased gross sales of certain restaurant properties requiring the payments of contingent rental income.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $95,142, $277,325, and $200,499, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures during 1998, as compared to 1997, is primarily due to the fact that Kingsville Real Estate Joint Venture, in which the Income Fund owns a 31.13% interest in the profits and losses of the joint venture, established an allowance for doubtful accounts of approximately $116,700 during 1998. The tenant of this restaurant property experienced financial difficulties and ceased payment of rents under the terms of their lease agreement. No such allowance was established during the year ended December 31, 1997. In addition, during 1998, the joint venture established an allowance for loss on land and net investment in the direct financing lease for its restaurant property in Kingsville, Texas of approximately $316,000. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998 and the estimated net realizable value of the restaurant property. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease for this restaurant property with a new tenant. The increase in net income earned by joint ventures during 1997, as compared to 1996, is primarily due to the fact that the Income Fund invested in Middelburg Joint Venture in May 1996, as described above in "Capital Resources."

   During the year ended December 31, 1998, four of the Income Fund's lessees, or group of affiliated lessees, (a) Long John Silver's, Inc., (b) Foodmaker, Inc., (c) Denny's Inc. and Quincy's, Inc., which are affiliated under common control of Advantica Restaurant Group, Inc., and (d) Flagstar Enterprises, Inc., each contributed more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from five restaurant properties owned by joint ventures. As of December 31, 1998, Long John Silver's, Inc. was the lessee under leases relating to five restaurants, excluding the three leases rejected by the tenant, as described above, Foodmaker, Inc. was the lessee under leases relating to 10 restaurants, Advantica restaurant Group, Inc. was the lessee under leases relating to four restaurants, and Flagstar Enterprises, Inc. was the lessee under leases relating to 11 restaurants. It is anticipated that based on the minimum rental payments required by the leases, Foodmaker, Inc., Advantica restaurant Group, Inc., and Flagstar Enterprises, Inc. each will continue to contribute more than 10% of the Income Fund's total rental income during 1999. In addition, during the year ended December 31, 1998, four restaurant chains, Long John Silver's, Hardee's, Jack in the Box, and Denny's, each accounted for more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from five restaurant properties owned by joint ventures. During 1998, Long John Silver's Inc. filed for bankruptcy, as described above. In 1999, it is anticipated that Jack in the Box, Denny's, and Hardee's each will continue to account for more that 10% of the Income Fund's total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $70,227, $87,719, and $119,267, respectively, in interest and other income. The decrease in interest and other income during 1998, as compared to 1997, is primarily a result of the Income Fund establishing an allowance for doubtful accounts during 1998, of approximately $17,300 for past due accrued interest income amounts that relate to the loan with the tenant of the restaurant property in Kingsville Real Estate Joint Venture due to financial difficulties the tenant is experiencing. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease with a new tenant, and in conjunction therewith, we agreed to cease collection efforts on the past due amounts. The decrease in interest and other income during 1997, as compared to 1996, is primarily attributable to the Income Fund granting certain easement rights during 1996, to the owner of the restaurant property adjacent to the Income Fund's restaurant property in Black Mountain, North Carolina, in exchange for $25,000. In addition, the decrease in interest and other income during 1997, as compared to 1996, is offset by an increase attributable to the Income Fund recognizing approximately $7,900 in other income due to the fact that the former tenant of the restaurant property in Tempe, Arizona, paid past due real estate taxes relating to the restaurant property and the Income Fund reversed such amounts during 1997 that it had previously accrued as payable during 1996.

   Operating expenses, including depreciation and amortization expense, were $806,746, $570,002, and $594,660, for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is primarily attributable to the fact that the Income Fund recorded bad debt expense for past due principal and interest amounts relating to the loan with the tenant of the restaurant property in Kingsville Real Estate Joint Venture due to financial difficulties the tenant is experiencing. In January 1999, Kingsville Real Estate Joint Venture entered into a new lease with a new tenant, and we ceased collection efforts on the past due amounts.

   In addition, the increase in operating expenses during 1998, is partially attributable to the fact that the Income Fund accrued insurance and real estate tax expenses as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to three of its eight leased restaurant properties in June 1998, as described above. In addition, the increase in operating expenses during 1998 is partially attributable to an increase in depreciation expense due to the fact that during 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In December 1998, the Income Fund sold one of the vacant restaurant properties and intends to reinvest the net sales proceeds it received from the sale of this restaurant property in an additional restaurant property. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance relating to the two remaining, vacant restaurant properties until new tenants or buyers are located.

   In addition, the increase in operating expenses during 1998, is partially a result of the Income Fund incurring $24,282 in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Income Fund acquisition with APF, as described above in "Capital Resources."

   The decrease in operating expenses during 1997, as compared to 1996, is partially attributable to the fact that during 1996, the Income Fund recorded current and past due real estate taxes relating to the restaurant property in Tempe, Arizona, due to financial difficulties the tenant was experiencing. As described above, the amounts accrued during 1996 were reversed and recorded as other income during 1997. No real estate taxes were recorded during 1997 relating to the restaurant property in Tempe, Arizona, due to the fact that the new tenant is responsible for the real estate taxes under the terms of the new lease.

   In addition, the decrease in operating expenses during 1997, as compared to 1996, is partially attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties. In addition, the decrease in operating expenses during 1997 is partially attributable to the Income Fund incurring certain expenses, such as insurance and legal fees during 1996, due to the former tenant of the restaurant property in Tempe, Arizona declaring bankruptcy during 1996.

   As a result of the sales of the restaurant properties in Monroe, North Carolina and Houston, Texas, as described above in "Capital Resources," the Income Fund recognized losses of $104,374 and $15,355 for financial reporting purposes for the years ended December 31, 1998 and 1996, respectively. No restaurant properties were sold during 1997.

   During the year ended December 31, 1998, the Income Fund recorded a provision for loss on building in the amount of $206,535 for financial reporting purposes relating to the Long John Silver's restaurant property in Morganton, North Carolina. The tenant of this restaurant property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement, as described above. The allowance represents the difference between the carrying value of the restaurant property at December 31, 1998 and the estimated net realizable value for this restaurant property.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 77% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year

2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XIII, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XIII, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 2,767,630 $ 2,534,483  $3,482,210 $ 3,832,470 $ 3,795,754 $ 3,956,874  $3,679,212
Net income (2)..........   1,917,185   1,974,977   2,495,855   3,035,627   3,231,815   3,319,174   3,117,632
Cash distributions
 declared...............   2,550,006   2,550,006   3,400,008   3,400,008   3,400,008   3,375,011   3,025,009
Net income per unit
 (2)....................        0.47        0.49        0.62        0.75        0.80        0.82        0.77
Cash distributions
 declared per unit......        0.64        0.64        0.85        0.85        0.85        0.84        0.76
GAAP book value per
 unit...................        8.28        8.52        8.44        8.66        8.75        8.80        8.81
Weighted average number
 of Limited Partner
 units outstanding......   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000

                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $35,026,773 $34,992,294 $34,687,493 $35,523,590 $35,945,070 $36,054,757 $36,145,882
Total partners'
 capital................  33,116,582  34,078,527 $33,749,403  34,653,556  35,017,937  35,186,130 $35,241,967

--------
(1) Revenues include equity in earnings of joint ventures and adjustments to accrued rental income due to the tenant of certain restaurant properties filing for bankruptcy.

(2) Net income for the nine months ended September 30, 1999, includes a gain on sale of land and building of $176,159 and a loss on disposal of building of $352,285. In addition, net income for the year ended December 31, 1998, includes a provision for loss on building of $297,885. Net income for the year ended December 31, 1997, includes a loss on sale of land and direct financing lease of $48,538. Net income for the year ended December 31, 1996, includes a gain on sale of land of $82,855.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF CNL INCOME FUND XIII, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 25, 1992, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessees generally responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 46 restaurant properties which included two restaurant properties owned by joint ventures in which the Income Fund is a co-venturer and three restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998 was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,529,681 and $2,459,747 for the nine months ended September 30, 1999 and 1998. The increase in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In November 1998, the Income Fund entered into a new lease for the restaurant property located in Tampa, Florida with a new tenant to operate the restaurant property as a Steak-n-Shake restaurant. In connection with the new lease agreement, during the nine months ended September 30, 1999, the building located on the Income Fund's restaurant property was demolished. As a result, the undepreciated cost of the building of $352,285 was charged to net income for financial reporting purposes. As of September 30, 1999, a new building had been constructed and was operational. In connection with the new lease, the Income Fund agreed to pay up to $600,000 in renovation costs relating to this restaurant property, all of which have been incurred and accrued as of September 30, 1999. The Income Fund will use a portion of the net sales proceeds from the sale of the restaurant property in Houston, Texas, to pay such costs.

   In May 1999, the Income Fund entered into a new lease for the restaurant property in Philadelphia, Pennsylvania, with a tenant to operate the restaurant property as an Arby's restaurant. In connection with the lease, the Income Fund agreed to pay up to $433,000 in renovation costs relating to this restaurant property, $216,500 of which have been incurred and accrued as of September 30, 1999. The Income Fund intends to use a portion of the net sales proceeds from the sale of the restaurant property in Houston, Texas, to pay such costs.

   In July 1999, the Income Fund sold its restaurant property in Houston, Texas, to a third party for $1,073,887 and received net sales proceeds of $1,059,498, resulting in a gain of $176,159 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in August 1993, and had a cost of approximately $861,300, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $198,200 in excess of its original purchase price. The Income Fund intends to use the net sales proceeds to pay for the renovation costs. The Income Fund anticipates that it will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $1,059,498 of the net sales proceeds received from the sale of this property remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and any net sales proceeds from the sale of restaurant properties, pending the use of such proceeds to pay construction and renovation costs, are invested in money market accounts or other short-term, highly liquid investments such as demand deposits at commercial banks, certificates of deposit, and money markets with less than a 30-day maturity date. At September 30, 1999, the Income Fund had $1,788,157 invested in such short-term investments, as compared to $766,859 at December 31, 1998. The increase in cash and cash equivalents is primarily attributable to the receipt of net sales proceeds relating to the sale of the restaurant property in Houston, Texas. The funds remaining at September 30, 1999 will be used to pay distributions, construction costs relating to two restaurant properties and other liabilities.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital is cash from operations. Cash from operations was $3,277,301, $3,273,557 and $3,367,581 for the years ended December 31, 1998, 1997 and 1996, respectively. The increase in cash from operations during 1998, as compared to 1997, and the decrease in cash from operations during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In November 1996, the Income Fund sold its restaurant property in Richmond, Virginia to the tenant and received sales proceeds of $550,000, which resulted in a gain of $82,855 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in March 1994 and had a cost of approximately $415,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $134,600 in excess of its original purchase price. In January 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Akron, Ohio with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and the affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 63.09% interest in this restaurant property. The sale of the restaurant property in Richmond, Virginia and the reinvestment of the net sales proceeds in a restaurant property in Akron, Ohio were structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In October 1997, the Income Fund sold its restaurant property in Orlando, Florida to a third party for $953,371 and received net sales proceeds of $932,849, which resulted in a loss of $48,538 for financial reporting purposes. In December 1997, the Income Fund reinvested the net sales proceeds in a restaurant property located in Miami, Florida with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 47.83% interest in this restaurant property.

   During the year ended December 31, 1997, the Income Fund loaned $196,980 to the former tenant of the Denny's restaurant property in Orlando, Florida in order to facilitate the sale of the restaurant property. Upon the sale of the restaurant property in October 1997, the Income Fund collected $127,843 of the amounts advanced and wrote off the balance of $69,137.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes. Also, it will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $766,859 invested in such short-term investments, as compared to $907,980 at December 31, 1997. The decrease in cash and cash equivalents during the year ended December 31, 1998 is primarily the result of an increase in rents due at December 31, 1998. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998 will be used towards the payment of distributions and other liabilities.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and future anticipated cash from operations, the Income Fund declared distributions to the Limited Partners of $2,550,006 for each of the nine months ended September 30, 1999 and 1998, or $850,002 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $0.64 per unit for each of the nine months ended September 30, 1999 and 1998, or $0.21 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,910,191 at September 30, 1999, from $938,090 at December 31, 1998, partially as a result of the Income Fund accruing construction costs relating to the Steak-n-Shake and Arby's restaurant properties. Total liabilities also increased as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. To the extent that liabilities at September 30, 1999 exceed cash and cash equivalents at September 30, 1999, they will be paid from future cash from operations or in the event we elect to make capital contributions or loans, from future contributions or loans from us.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flows, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

   Based on current and future anticipated cash from operations, the Income Fund declared distributions to the Limited Partners of $3,400,008 for each of the years ended December 31, 1998, 1997 and 1996. This represents distributions of $0.85 per unit for each of the years ended December 31, 1998, 1997 and 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $101,134 for operating expenses, as compared to $87,870 during 1997 and $97,819 during 1996. As of December 31, 1998, the Income Fund owed $22,529 to related parties for such amounts, accounting and administrative services and management fees, as compared to $6,791 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, increased to $915,561 at December 31, 1998 from $863,243 at December 31, 1997, primarily as the result of an increase in rents paid in advance and deposits at December 31, 1998. Total liabilities for the year ended December 31, 1998, to the extent they exceed cash and cash equivalents, will be paid from future cash from operations. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   In November 1998, the Income Fund entered into a new lease for the restaurant property located in Tampa, Florida, with a new tenant to operate the restaurant property as a Steak-N-Shake restaurant. In connection therewith, the Income Fund has agreed to fund up to $600,000 in conversion costs associated with this restaurant property. No amounts were funded as of the year ended December 31, 1998.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund owned and leased 42 wholly owned properties and during the nine months ended September 30, 1999, the Income Fund owned and leased 42 wholly owned restaurant properties, including one restaurant property in Houston, Texas, which was sold in July 1999, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $2,383,181 and $2,097,553, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $796,592 and $761,025 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income was lower during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1999, due to the fact that in June 1998, Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to three of the eight restaurant properties it leased and ceased making rental payments on the three rejected leases. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $307,400 in accrued rental income relating to these restaurant properties. This write-off represents non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. No amounts were written-off during the nine months ended September 30, 1999. The effect from the write-off of accrued rental income was partially offset by the fact that the Income Fund recorded rental and earned income during the nine months ended September 30, 1998, prior to the tenant vacating the restaurant properties in June 1998. No rental and earned income was recognized during the nine months ended September 30, 1999 from the former tenant. In August 1999, Long John Silver's, Inc. assumed and affirmed its five remaining leases, and the Income Fund has continued receiving rental payments relating to these five leases.

   Rental and earned income increased during the quarter and nine months ended September 30, 1999, by approximately $66,200 and $151,400, respectively, due to the fact that the Income Fund re-leased two restaurant properties which were rejected by Long John Silver's, Inc. to new tenants with rental payments commencing in December 1998 and June 1999. In addition, in May 1999, the Income Fund re-leased the remaining vacant restaurant property to a new tenant, and intends to renovate the restaurant property into an Arby's restaurant.

   The increase in rental and earned income during the quarter and nine months ended September 30, 1999, was partially offset by a reduction in rental and earned income of approximately $20,500 as a result of the sale of the restaurant property in Houston, Texas.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also earned $175,450 and $213,317, respectively, in contingent rental income, $65,207 and $72,309 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Contingent rental income was higher during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1999, due to the fact that during the quarter and nine months ended September 30, 1998, the Income Fund recorded additional contingent rental amounts as a result of adjusting estimated contingent rental amounts accrued at December 31, 1997, to actual amounts.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased two restaurant properties indirectly through joint venture arrangements and three restaurant properties with affiliates of ours as tenants-in-common. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $181,146 and $182,346, respectively, $60,592 and $60,864 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   Operating expenses, including depreciation and amortization expense, were $674,319 and $559,506 for the nine months ended September 30, 1999 and 1998, respectively, of which $211,011 and $241,028 were incurred for the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the nine months ended September 30, 1999, was primarily due to, and the decrease during the quarter ended September 30, 1999, was partially offset by, the fact that the Income Fund incurred $60,630 and $174,513 during the quarter and nine months ended September 30, 1999, respectively, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   The increase in operating expenses during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was partially offset by, and the decrease during the quarter ended September 30, 1999, was partially attributable to, the fact that operating expenses were higher in 1998 due to an increase in insurance, legal fees and real estate tax expenses as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to three restaurant properties in June 1998. During 1998, the Income Fund entered into new leases with new tenants for two of the three vacant restaurant properties, to operate the restaurant properties as a Lions Choice restaurant and a Steak-n-Shake restaurant. In addition, in May 1999, the Income Fund re-leased the remaining restaurant property to a new tenant and intends to renovate the restaurant property into an Arby's restaurant. In accordance with the lease agreements, the new tenant of the Lions Choice restaurant property became responsible for real estate taxes, insurance and maintenance relating to this restaurant property during 1998 and the new tenants of the Arby's and Steak-n-Shake restaurant properties became responsible for these expenses in May and June 1999, respectively. Due to the fact that Long John Silver's, Inc. assumed and affirmed its five remaining leases, Long John Silver's, Inc. will be responsible for real estate taxes, insurance, and maintenance relating to these restaurant properties. Therefore, we do not anticipate that the Income Fund will incur these expenses for these restaurant properties in the future.

   In addition, the increase in operating expenses during the nine months ended September 30, 1999, was partially offset by, and the decrease during the quarter ended September 30, 1999 was partially attributable to, a decrease in operating expenses as a result of a decrease in depreciation expense due to the sale of the restaurant property in Houston, Texas.

   As a result of the fact that the Income Fund demolished the building related the restaurant property in Houston, Texas, during the nine months ended September 30, 1999, the Income Fund recorded a loss on demolition of $352,285 for financial reporting purposes. In addition, as a result of the sale of the restaurant property during the quarter and nine months ended September 30, 1999, the Income Fund recognized a gain of $176,159 for financial reporting purposes. No restaurant properties were sold or demolished during the quarter and nine months ended September 30, 1998.

   As of September 30, 1999, 30 of the Income Fund's 47 leases, representing approximately 64% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   During 1996, the Income Fund owned and leased 44 wholly-owned restaurant properties, including one restaurant property in Richmond, Virginia, which was sold in November 1996, during 1997, the Income Fund owned and leased 43 wholly-owned restaurant properties, including one restaurant property in Orlando, Florida, which was sold in October 1997, and during 1998, the Income Fund owned and leased 42 wholly-owned restaurant properties. During 1998, 1997, and 1996, the Income Fund was a co-venturer in two separate joint ventures that each owned and leased one restaurant property. In addition, during 1996, the Income Fund owned and leased one restaurant property, and during 1997 and 1998, owned and leased three restaurant properties, with certain of our affiliates as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly, as tenants-in-common with affiliates or through joint venture arrangements, 47 restaurant properties, which are subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $27,400 to $191,900. A majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $2,862,491, $3,347,609, and $3,376,286, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. Rental and earned income decreased by approximately $211,400 during 1998, as compared to 1997, primarily due to the fact that in June 1998, Long John Silver's, Inc., filed for bankruptcy and rejected the leases relating to three of the eight restaurant properties it leased and ceased making rental payments on the three rejected leases. The Income Fund continued receiving rental payments relating to the leases not yet rejected by the tenant. In conjunction with the three rejected leases, during the year ended December 31, 1998, the Income Fund wrote off approximately $307,400 of accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles.

   The decrease in rental and earned income during 1997, as compared to 1996, was partially attributable to a decrease of approximately $116,200 as a result of the fact that in February 1997, the former tenant of the Denny's restaurant property in Orlando, Florida, ceased making rental payments as a result of the former tenant vacating the restaurant property.

   The decrease in rental and earned income during 1997, as compared to 1996, was partially offset by the fact that the Income Fund established an allowance for doubtful accounts of approximately $15,300 and $85,400 during 1997 and 1996, respectively, for past due rental amounts relating to the Denny's restaurant property in Orlando, Florida, due to financial difficulties the tenant was experiencing. The decrease during 1997, as compared to 1996, was also offset by the fact that during 1996, the Income Fund established an allowance for doubtful accounts of approximately $72,700 for accrued rental income amounts previously recorded, due to the fact that future scheduled rent increased are recognized on a straight-line basis over the term of the lease in accordance with generally accepted accounting principles. No such allowance was recorded during 1997. The Income Fund sold this restaurant property in October 1997, and reinvested the net sales proceeds in a restaurant property in Miami, Florida, as tenants-in-common, with certain of our affiliates, as described above in "Capital Resources."

   In addition, the decrease in rental and earned income during 1997, as compared to 1996, is partially attributable to a decrease of approximately $46,200, due to the fact that the Income Fund sold its restaurant property in Richmond, Virginia, in November 1996. The Income Fund reinvested the net sales proceeds in a restaurant property located in Akron, Ohio, as tenants-in-common, with one of our affiliates, as described above in "Capital Resources."

   For the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $326,906, $287,751, and $299,495, respectively, in contingent rental income. The increase in contingent rental income during 1998, as compared to 1997, is primarily the result of the gross sales of four restaurant properties meeting the threshold during 1998, under the terms of their leases requiring payment of contingent rental income. The decrease in contingent rental income during 1997, as compared to 1996, is primarily the result of the Income Fund adjusting estimated contingent rental amounts accrued at December 31, 1996, to actual amounts during the year ended December 31, 1997.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $243,492, $150,417, and $60,654, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by these joint ventures during 1998, as compared to 1997, is primarily attributable to the fact that in December 1997, the Income Fund reinvested the net sales proceeds it received from the sale, in October 1997, of the restaurant property in Orlando, Florida, in a restaurant property located in Miami, Florida, with certain of our affiliates as tenants-in-common, as described above in "Capital Resources." The increase during 1997, as compared to 1996 is primarily attributable to the fact that in January 1997, the Income Fund reinvested the net sales proceeds from the sale of the restaurant property in Richmond, Virginia, in a restaurant property in Akron, Ohio, with one of our affiliates, as tenants-in-common as described above in "Capital Resources."

   During the year ended December 31, 1998, four of the Income Fund's lessees, Flagstar Enterprises, Inc., Long John Silver's, Inc., Golden Corral Corporation, and Foodmaker, Inc. each contributed more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from two restaurant properties owned by joint ventures and three restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Flagstar Corporation was the lessee under leases relating to 11 restaurants, Long John Silver's, Inc. was the lessee under leases relating to five restaurants, excluding three restaurants for which Long John Silver's, Inc. rejected the leases as a result of filing for bankruptcy, as described above, Golden Corral Corporation was the lessee under leases relating to three restaurants, and Foodmaker, Inc. was the lessee under leases relating to five restaurants. In addition, during the year ended December 31, 1998, five restaurant chains, Long John Silver's, Hardee's, Golden Corral, Jack in the Box, and Burger King, each accounted for more than 10% of the Income Fund's share of rental income, including the Income Fund's share of rental income from two restaurant properties owned by joint ventures and three restaurant properties owned with affiliates as tenants-in-common. It is anticipated that Hardee's, Golden Corral, Jack in the Box and Burger King, each will continue to account for more than ten percent of the total rental income under the terms of its leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $688,470, $748,305 and $646,794 for the years ended December 31, 1998, 1997, and 1996, respectively. The decrease in operating expenses during 1998, as compared to 1997, is partially attributable to, and the increase in operating expenses during 1997, as compared to 1996, is primarily the result of, the fact that during 1997, the Income Fund recorded bad debts expense of approximately $54,000 for rental amounts due from the former tenant of the Denny's restaurant property in Orlando, Florida, as a result of the fact that the former tenant ceased making rental payments. The Income Fund ceased collection efforts on rental amounts not collected from the tenant at the sale of the restaurant property in October 1997, as described above in "Capital Resources." In addition, during 1997 the Income Fund recorded bad debt expense of approximately $69,100 relating to the advances made to the former tenant of the Denny's restaurant property in Orlando, Florida, that were not recovered from the former tenant, as described above in "Capital Resources."

   The decrease in operating expenses during 1998, as compared to 1997, is partially offset by an increase in insurance and real estate tax expenses as a result of Long John Silver's Inc. filing for bankruptcy and rejecting the leases relating to three restaurant properties in June 1998. In addition, the decrease in operating expenses during 1998 is partially offset by an increase in depreciation expense due to the fact that during 1998, the Income Fund reclassified the three vacant restaurant properties from net investment in direct financing leases to land and building on operating leases.

   The decrease in operating expenses during 1998 is also partially offset by the fact that the Income Fund has incurred $23,291 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Acquisition with APF.

   During the year ended December 31, 1998, the Income Fund recorded a provision for loss on building in the amount of $297,885 for financial purposes relating to one of the restaurant properties for which Long John Silver's, Inc. rejected the lease. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998 and the current estimate of net realizable value at December 31, 1998 for the restaurant property. No such allowance was established during the years ended December 31, 1997 and 1996.

   As a result of the sale of the restaurant property in Orlando, Florida, as described above in "Capital Resources, " the Income Fund recognized a loss for financial reporting purposes of $48,538 for the year ended December 31, 1997. In addition, as a result of the sale of the restaurant property in Richmond, Virginia, as described above in "Capital Resources," the Income Fund recognized a gain of $82,855 for financial reporting purposes for the year ended December 31, 1996. No restaurant properties were sold during 1998.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 73% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XIV, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XIV, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 3,111,652 $ 2,789,153 $ 3,831,810 $ 4,268,693 $ 4,503,039 $ 4,406,707 $ 3,371,695
Net income (2)..........   2,218,131   2,352,590   3,199,087   3,665,940   3,916,329   3,751,237   2,932,075
Cash distributions
 declared...............   2,784,390   2,784,390   3,712,520   3,712,520   3,712,522   3,628,130   2,850,554
Net income per unit
 (2)....................        0.49        0.52        0.70        0.81        0.86        0.83        0.66
Cash distributions
 declared per unit......        0.62        0.62        0.83        0.83        0.83        0.81        0.65
GAAP book value per
 unit...................        8.65        8.79        8.77        8.89        8.90        8.85        9.06
Weighted average number
 of Limited Partner
 units outstanding......   4,500,000   4,500,000   4,500,000   4,500,000   4,500,000   4,500,000   4,383,150
                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $40,061,047 $40,570,962 $40,538,159 $40,984,624 $41,045,849 $40,838,104 $40,866,591
Total partners'
 capital................  38,909,465  39,557,357  39,475,724  39,989,157  40,035,737  39,831,930  39,708,823

--------
(1) Revenues include equity in earnings of the joint ventures and adjustments to accrued rental income due to the tenants of certain restaurant properties filing for bankruptcy.

(2) Net income for the nine months ended September 30, 1999, includes $121,207 for a provision for loss on building and $60,882 from a loss on land and building. Net income for the nine months ended September 30, 1998, includes $112,206 from gains on sale of land and building. Net income for the year ended December 31, 1998, includes $37,155 for a provision for loss on building and $112,206 from gains on sales of land and building. Net income for the year ended December 31, 1995, includes $66,518 from loss on sale of land.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                    OPERATIONS OF CNL INCOME FUND XIV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 25, 1992, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 56 restaurant properties, which included interests in ten restaurant properties owned by joint ventures in which the Income Fund is a co-venturer.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,648,649 and $2,610,638 for the nine months ended September 30, 1999 and 1998. The increase in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   In April 1998, the Income Fund reinvested a portion of the net sales proceeds from the 1998 sale of the restaurant property in Madison, Alabama in a joint venture arrangement, Melbourne Joint Venture, with one of our affiliates, to construct and hold one restaurant property. As of September 30, 1999, the Income Fund had contributed approximately $539,100, of which approximately $44,100 was contributed during the nine months ended September 30, 1999, to the joint venture to purchase land and pay for construction costs relating to the joint venture. As of September 30, 1999, the Income Fund owned a 50 percent interest in the profits and losses of the joint venture.

   In May 1999, the Income Fund sold its restaurant property in Stockbridge, Georgia, to a third party for $700,000 and received net sales proceeds of $696,300. As a result of this transaction, the Income Fund recognized a loss of $60,882 for financial reporting purposes. The Income Fund intends to reinvest these net sales proceeds in an additional restaurant property.

   In November 1999, the Income Fund reinvested a portion of the net sales proceeds from the above sale in a joint venture, Bossier City Joint Venture, with CNL Income Fund VII, Ltd. and CNL Income Fund XII, Ltd., affiliates of ours, to hold one restaurant property. The Income Fund owns an approximate 11 percent interest in the profits and losses of the joint venture. The Income Fund will distribute amounts that we determine are sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from the sale.

   As of December 21, 1999, approximately $696,300 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   Currently, rental income from the Income Fund's restaurant properties and any net sales proceeds held by the Income Fund are invested in money market accounts or other short-term, highly liquid investments, such as demand deposit accounts at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses to reinvest in additional restaurant properties or to make distributions to the partners. At September 30, 1999, the

Income Fund had $1,432,495 invested in such short-term investments, as compared to $949,056 at December 31, 1998. The increase in cash and cash equivalents during the nine months ended September 30, 1999, was primarily due to the receipt of $696,300 in net sales proceeds from the sale of the restaurant property in Stockbridge, Georgia. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used to acquire an additional restaurant property and to meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.


 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital for the years ended December 31, 1998, 1997 and 1996, was cash from operations. Cash from operations was $3,514,544, $3,606,190 and $3,706,296 for the years ended December 31, 1998,
1997 and 1996, respectively. The decrease in cash from operations during 1998 and 1997, each as compared to the previous year, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   In September 1996, Wood-Ridge Real Estate Joint Venture, a joint venture in which the Income Fund owns a 50 percent interest, sold its two restaurant properties to the tenant for $5,020,878 and received net sales proceeds of $5,001,180. This resulted in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These restaurant properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold these properties for approximately $698,700 in excess of their original purchase price. In October 1996, Wood-Ridge Real Estate Joint Venture reinvested $4,404,046 of the net sales proceeds in five restaurant properties. In January 1997, the joint venture reinvested $502,598 of the remaining net sales proceeds in an additional restaurant property. During 1997, the Income Fund and the other joint venture partner each received approximately $52,000, which represents a return of capital, for the remaining uninvested net sales proceeds.

   In September 1997, the Income Fund entered into a joint venture arrangement, CNL Kingston Joint Venture, with one of our affiliates to construct and hold one restaurant property. As of December 31, 1998, the Income Fund owned a 39.94 percent interest in the profits and losses of the joint venture.

   In January 1998, the Income Fund sold its restaurant property in Madison, Alabama and two restaurant properties in Richmond, Virginia to third parties for a total of $1,667,462 and received net sales proceeds of $1,606,702. This resulted in a total gain of $70,798 for financial reporting purposes. These restaurant properties were originally acquired by the Income Fund in 1993 and 1994, and had costs totaling approximately $1,393,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold these restaurant properties for a total of $213,300 in excess of their original purchase prices. In April 1998, the Income Fund reinvested a portion of the net sales proceeds from the sale of the restaurant property in Madison, Alabama in a joint venture arrangement. The Income Fund distributed amounts that we determined were sufficient to enable the Limited Partners to pay federal and state income taxes, if any, resulting from these sales.

   In April 1998, the Income Fund reached an agreement to accept $360,000 for the restaurant property in Riviera Beach, Florida, which was taken through a right of way taking in December 1997. The Income Fund had received preliminary sales proceeds of $318,592 as of December 31, 1997. Upon agreement of the final sales price of $360,000, and receipt of the remaining sales proceeds of $41,408, the Income Fund recognized a gain of $41,408 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in 1994 and had a cost of approximately $276,400, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold this restaurant property for a total of approximately $83,600 in excess of its original purchase price. In October 1998, the Income Fund reinvested the net sales proceeds from the right of way taking of the restaurant property in Riviera Beach, Florida in a restaurant property in Fayetteville, North Carolina.

   In addition, in April 1998, the Income Fund reinvested a portion of the net sales proceeds from the sale of the property in Madison, Alabama in a joint venture arrangement, Melbourne Joint Venture, with an affiliate of ours to construct and hold one restaurant property at a total cost of $1,052,552. During 1998, the Income Fund contributed amounts to purchase land and pay for construction costs relating to the joint venture and has agreed to contribute additional amounts in 1999 for additional construction costs. When funding is completed, the Income Fund expects to have an approximate 50 percent interest in the profits and losses of the joint venture. As of December 31, 1998, the Income Fund had a 50 percent interest in the profits and losses of this joint venture.

   In October 1998, the Income Fund reinvested approximately $1,537,000 of the net sales proceeds it received from the sales of the restaurant properties in Richmond, Virginia, the right of way taking of the restaurant property in Riviera Beach, Florida, and a portion of the net sales proceeds it received from the sale of the restaurant property in Madison, Alabama, along with additional funds held as cash and cash equivalents at December 31, 1997, in a restaurant property located in Fayetteville, North Carolina. The Income Fund acquired the restaurant property from one of our affiliates. The affiliate had purchased and temporarily held title to the restaurant property in order to facilitate the acquisition of the restaurant property by the Income Fund. The purchase price paid by the Income Fund represented the costs incurred by the affiliate to acquire the restaurant property, including closing costs.

   As of December 21, 1999, approximately $145,708 of the net sales proceeds received from the sale of these properties remain undistributed. To the extent that any of the sales proceeds remain undistributed when the Income Fund is acquired by APF, such funds will become an asset of APF and therefore will not be distributed to the Limited Partners.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, CDs and money markets accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $949,056 invested in such short-term investments, as compared to $1,285,777 at December 31, 1997. The decrease in cash is primarily attributable to the Income Fund investing a portion of the amounts held at December 31, 1997 in a restaurant property in Fayetteville, North Carolina. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, after the payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs. Total liabilities at December 31, 1998, to the extent they exceed cash and cash equivalents at December 31, 1998, will be paid from future cash from operations and, in the event we elect to make additional contributions, from future general partner contributions.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, the Income Fund declared distributions to the Limited Partners of $2,784,390 for each of the nine months ended September 30, 1999 and 1998, or $928,130 for each of the quarters ended September 30, 1999 and 1998. This represents distributions for each applicable nine months of $0.62 per unit, or $0.21 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contribution. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,151,582 at September 30, 1999, from $1,062,435 at December 31, 1998. The increase in liabilities at September 30, 1999, was a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. The increase was partially offset by a decrease in rents paid in advance and deposits and amounts due to related parties at September 30, 1999. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   In May 1999, the Income Fund entered into an agreement with an unrelated third party to sell the Long John Silver's restaurant property in Shelby, North Carolina. As of September 30, 1999, the Income Fund had established a provision for loss on building related to the anticipated sale of this restaurant property. As of November 5, 1999, the sale had not occurred.

   In May 1999, the Income Fund entered into arrangement with a related party to sell the Checker's restaurant property in Kansas City, Missouri. We believe that the anticipated sales price will exceed the Income Fund's net carrying value attributable to the restaurant property; however, as of November 5, 1999, the sale had not occurred.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

   Based primarily on current and future cash from operations, the Income Fund declared distributions to the Limited Partners of $3,712,520, $3,712,520 and $3,712,522 for the years ended December 31, 1998, 1997, and 1996, respectively. This represents distributions of $0.83 per unit for each of the years ended December 31, 1998, 1997 and 1996. No amounts distributed or to be distributed to the Limited Partners for the years ended 1998, 1997 and 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return of their adjusted capital contributions.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $113,352 for operating expenses, as compared to $87,695 during 1997 and $94,152 during 1996. At December 31, 1998, the Income Fund owed $25,432, to affiliates for such amounts and accounting and administrative services and management fees, as compared to $7,853 at December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, increased to $1,037,003 at December 31, 1998 from $987,614 at December 31, 1997, primarily as a result of an increase in rents paid in advance at December 31, 1998. Liabilities, at December 31, 1998, to the extent they exceed cash and cash equivalents at December 31, 1998, will be paid from future cash from operations.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During the nine months ended September 30, 1998, the Income Fund owned and leased 49 wholly owned restaurant properties, including three restaurant properties which were sold during 1998, and during the nine months ended September 30, 1999, the Income Fund owned and leased 47 wholly owned restaurant properties, including one restaurant property which was sold during 1999, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $2,795,102 and $2,474,536, respectively, in rental income from operating leases, net of adjustments to accrued rental income and earned income from direct financing leases from these restaurant properties, $936,280 and $852,352 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   Rental and earned income was lower during the quarter and nine months ended September 30, 1998, as compared to the quarter and nine months ended September 30, 1999, primarily due to the fact that in June 1998 Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to four of the nine restaurant properties it leased. As a result, this tenant ceased making rental payments on the four rejected leases. In connection with the four rejected leases, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $265,000 of accrued rental income relating to these four restaurant properties. This write-off represents non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. This was partially offset by a decrease during the quarter and nine months ended September 30, 1999, due to the fact that in September 1999, Long John Silver's, Inc. rejected an additional lease and ceased making rental payments on this lease. The Income Fund has continued to receive rental payments relating to the four leases not rejected by the tenant. The Income Fund has entered into new leases, each with a new tenant, for two of the five vacant restaurant properties. In connection with the new leases, the tenant for each restaurant property agreed to pay for all costs necessary to convert these restaurant properties into different restaurant concepts. Conversion of both restaurant properties was completed in March 1999, at which time rental payments commenced resulting in an increase in rental and earned income during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998. In May 1999, the Income Fund sold one of the vacant restaurant properties and intends to reinvest the net sales proceeds in an additional restaurant property. In August 1999, Long John Silver's, Inc. assumed and affirmed its four remaining leases, and the Income Fund has continued receiving rental payments relating to these four leases. The Income Fund will not recognize any rental and earned income from the two remaining vacant restaurant properties until replacement tenants for these restaurant properties are located, or until the restaurant properties are sold and the proceeds from the sale are reinvested in additional restaurant properties. The lost revenues resulting from the remaining vacant restaurant properties could have an adverse effect on the results of operations of the Income Fund, if the Income Fund is not able to re-lease these restaurant properties in a timely manner.

   The increase in rental and earned income during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was partially offset by a decrease in rental and earned income during the quarter and nine months ended September 30, 1999, as a result of the 1998 sales of the restaurant properties in Madison, Alabama and Richmond, Virginia and the 1999 sale of the restaurant property in Stockbridge, Georgia. This decrease in rental and earned income due to the above sales was partially offset by the fact that in October 1998 the Income Fund reinvested the majority of the net sales proceeds from the sale of the above restaurant properties in a restaurant property in Fayetteville, North Carolina. The Income Fund reinvested the remaining net sales proceeds in Melbourne Joint Venture.

   During the nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased ten restaurant properties indirectly through joint venture arrangements. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $284,801 and $241,570, respectively, $95,979 and $76,939 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily attributable to the Income Fund investing in Melbourne Joint Venture in April 1998.

   In addition, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $31,749 and $73,047, respectively, in interest and other income, $14,269 and $26,585 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Interest and other income was higher during the quarter and nine months ended September 30, 1998 than that earned during the quarter and nine months ended September 30, 1999, primarily due to the fact that the Income Fund earned interest on the net sales proceeds relating to the sales of three restaurant properties during 1998, pending reinvestment in additional restaurant properties. These net sales proceeds were reinvested in an additional restaurant property in October 1998.

   Operating expenses, including depreciation and amortization expense, were $711,432 and $548,769 for the nine months ended September 30, 1999 and 1998, respectively, of which $240,697 and $238,307 were incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily due to the fact that during the nine months ended September 30, 1999, the Income Fund incurred and $181,178, in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   The increase in operating expenses during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was also partially attributable to an increase in depreciation expense due to the fact that Long John Silver's, Inc. filed for bankruptcy and during the nine months ended September 30, 1999 and 1998, rejected the leases relating to one restaurant property and four restaurant properties, respectively. In connection with the bankruptcy, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No.13, "Accounting for Leases," the Income Fund recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $20,119 during the quarter and nine months ended September 30, 1999, and $21,873 for financial reporting purposes during the quarter and nine months ended September 30, 1998.

   During the nine months ended September 30, 1999 and 1998, the Income Fund incurred certain expenses, such as real estate taxes, insurance and maintenance relating to the five restaurant properties whose leases were rejected by the tenant. The Income Fund has entered into new leases with new tenants, for two of the five rejected restaurant properties and has also sold one of the vacant restaurant properties. The new tenants are responsible for real estate taxes, insurance, and maintenance relating to the respective restaurant properties in accordance with the terms of their leases. Therefore, we do not anticipate the Income Fund will incur these expenses for these three restaurant properties in the future. However, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance relating to the two remaining, vacant restaurant properties until new tenants or purchasers are located. Due to the fact that Long John Silver's, Inc. assumed and affirmed its four remaining leases Long John Silver's, Inc. will be responsible for real estate taxes, insurance and maintenance relating to these restaurant properties. Therefore, we do not anticipate that the Income Fund will incur these expenses for these restaurant properties in the future.

   As a result of the sale of the restaurant property in Stockbridge, Georgia, the Income Fund recognized a loss of $60,882 for financial reporting purposes during the nine months ended September 30, 1999. As a result of the sales of several restaurant properties and the receipt of proceeds from the right of way taking of the restaurant property in Riviera Beach, Florida, the Income Fund recognized gains totaling $112,206 during the nine months ended September 30, 1998 for financial reporting purposes.

   As of September 30, 1999, the Income Fund had recorded a provision for loss on building in the amount of $121,207 for financial reporting purposes relating to a Long John Silver's restaurant property in Shelby, North Carolina, the lease for which was rejected by the tenant. The tenant of this restaurant property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the restaurant property at September 30, 1999, and the estimated net sales proceeds from the sale of the restaurant property based on a sales contract with an unrelated third party.

   As of September 30, 1999, 39 of the Income Fund's 57 leases, representing approximately 68% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund owned and leased 50 wholly-owned restaurant properties during 1998, 1997, and 1996, including one restaurant property in Riviera Beach, Florida which was condemned through a total right of way taking in December 1997 and two restaurant properties in Richmond, Virginia and one restaurant property in Madison, Alabama, each sold during the year ended December 31, 1998. In addition, during 1996, the Income Fund was a co-venturer in three joint ventures that owned and leased nine restaurant properties, including two restaurant properties in Wood-Ridge Real Estate Joint Venture, which were sold in September 1996, during 1997, the Income Fund was a co-venture in four separate joint ventures that owned and leased nine restaurant properties, and during 1998, the Income Fund was a co-venturer in five separate joint ventures that owned and leased 10 restaurant properties. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 57 restaurant properties, which are, in general, subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $18,900 to $203,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years, generally the sixth or ninth year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $3,359,955, $3,911,527, and $3,987,525, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund.

   The decrease in rental and earned income during 1998, as compared to 1997, is primarily attributable to a decrease of approximately $212,300 due to the fact that in June 1998, Long John Silver's Inc. filed for bankruptcy and rejected the leases relating to four of the nine restaurant properties leased by Long John Silver's, Inc., as described above. In conjunction with the four rejected leases, during 1998, the Income Fund wrote off approximately $265,000 of accrued rental income, or non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to these four restaurant properties.

   In addition, rental and earned income decreased by approximately $162,600 in 1998, as compared to 1997, as a result of the 1998 sales of the restaurant properties in Madison, Alabama and Richmond, Virginia and the 1997 right of way taking of the restaurant property in Riviera Beach, Florida. The decrease in rental and earned income was partially offset by the fact that in October 1998, the Income Fund reinvested the majority of the net sales proceeds from the sale of the above restaurant properties in a restaurant property in Fayetteville, North Carolina, as described above in "Capital Resources." In addition, the decrease during 1998 is partially offset by an increase in rental income relating to the restaurant property in Akron, Ohio, as described below, being operational for a full year in 1998 as compared to a partial year in 1997.

   The decrease in rental and earned income during 1997, as compared to 1996, was primarily attributable to the fact that during May 1997, the temporary operator of the restaurant property in Akron, Ohio ceased restaurant operations and vacated the restaurant property. The Income Fund ceased recording rental income and wrote off the related allowance for doubtful accounts. The Income Fund entered into a long-term, triple-net lease for this restaurant property with the operator of an Arlington Big Boy in September 1997, and rental income commenced in December 1997.

   The decrease in rental and earned income during 1997 as compared to 1996, was partially due to the fact that the Income Fund wrote off accrued rent relating to the restaurant property in Madison, Alabama to adjust the carrying value of the asset to the net proceeds received from the sale of this restaurant property in January 1998.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund also earned $63,776, $21,617, and $7,014, respectively, in contingent rental income. The increase in contingent rental income during 1998 and 1997, each as compared to the previous year, is primarily attributable to increased gross sales of certain restaurant properties requiring the payments of contingent rental income.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $317,654, $309,879, and $459,137, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The increase in net income earned by joint ventures during 1998, as compared to 1997, is primarily attributable to the fact that CNL Kingston Joint Venture was operational for a full year in 1998, as compared to a partial year in 1997. The decrease in net income earned by joint ventures during 1997 as compared to 1996, is primarily attributable to the fact that in September 1996, Wood-Ridge Real Estate Joint Venture, in which the Income Fund owns a 50 percent interest, recognized a gain of approximately $261,000 for financial reporting purposes as a result of the sale of its restaurant properties in September 1996, as described above in "Capital Resources."

   During the year ended December 31, 1998, five lessees (or group of affiliated lessees) of the Income Fund, Flagstar Enterprises, Inc., Foodmaker, Inc., Long John Silver's, Inc., Checkers Drive-In Restaurants, Inc., and Golden Corral Corporation, each contributed more than 10 percent of the Income Fund's total rental income, including the Income Fund's share of rental income from 10 restaurant properties owned by joint ventures. As of December 31, 1998, Flagstar Enterprises, Inc. was the lessee under leases relating to six restaurants, Foodmaker, Inc. was the lessee under leases relating to six restaurants, Long John Silver's, Inc. was the lessee under leases relating to five restaurants, excluding the four leases rejected by this tenant, as described above, Checkers Drive-In Restaurants, Inc. was the lessee under leases relating to 15 restaurants, and Golden Corral Corporation was the lessee under leases relating to four restaurants. It is anticipated that based on the minimum rental payments required by the leases, that Flagstar Enterprises, Inc., Foodmaker, Inc., Checkers Drive-In Restaurants, Inc., and Golden Corral Corporation each will continue to contribute more than 10 percent of the Income Fund's total rental income in 1999. In addition, during the year ended December 31, 1998, six restaurant chains, Hardee's, Denny's, Jack in the Box, Long John Silver's, Checkers, and Golden Corral, each accounted for more than 10 percent of the Income Fund's total rental income, including the Income Fund's share of rental income from 10 restaurant properties owned by joint ventures. During 1998, Long John Silver's, Inc. filed for bankruptcy, as described above. In 1999, it is anticipated that Hardee's, Denny's, Jack in the Box, Checkers, and Golden Corral each will account for more than 10 percent of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   In addition, during the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $90,425, $47,287, and $56,377, respectively in interest and other income. The increase in interest and other income during 1998, as compared to 1997, is primarily due to an increase in interest income earned on net sales proceeds relating to the sales of several restaurant properties during 1998 described above, pending the reinvestment of the net sales proceeds in additional restaurant properties.

   Operating expenses, including depreciation and amortization expense, were $707,774, $602,753, and $586,710 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during the year ended December 31, 1998, as compared to the year ended December 31, 1997, is partially attributable to the fact that the Income Fund accrued insurance and real estate tax expenses as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to four restaurant properties in June 1998, as described above. In addition, the increase in operating expenses during 1998 is partially attributable to an increase in depreciation expense due to the fact that during 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the Income Fund recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $21,873 for financial reporting purposes during the year ended December 31, 1998. No such loss was recorded during 1997 and 1996. The Income Fund has since entered into new leases, each with a new tenant, for two of the four restaurant properties, as described above. The new tenants are responsible for real estate taxes, insurance and maintenance relating to their respective restaurant properties; therefore, we do not anticipate the Income Fund will incur these expenses for these two restaurant properties in the future. However, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance relating to the two remaining, vacant restaurant properties until new tenants or purchasers are located. As described above, the Income Fund is currently seeking either new tenants or purchasers for these restaurant properties.

   In addition, the increase in operating expenses for 1998, is also partially due to the fact that the Income Fund incurred $25,231 in transaction costs related to our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Acquisition with APF, as described above in "Capital Resources."

   The increase in operating expenses during 1997, as compared to 1996, was primarily attributable to the fact that the Income Fund recorded bad debt expense of $10,500 during 1997 relating to the restaurant property in Akron, Ohio. Due to the fact that the temporary operator ceased operating the restaurant property in May, 1997, as described above in "Capital Resources," we ceased further collection efforts of these past due amounts.

   As a result of the former tenant of the restaurant property in Akron, Ohio, defaulting under the terms of its lease during 1994 and the Income Fund leasing the restaurant property to temporary operators who subsequently ceased operating the restaurant property, the Income Fund incurred real estate taxes during the years ended December 31, 1998, 1997, and 1996. The Income Fund entered into a long-term, triple-net lease for this restaurant property with the operator of an Arlington Big Boy in September 1997, and rental income commenced in December 1997. The new tenant is responsible for real estate taxes; therefore, we do not anticipate the Income Fund will incur these expenses in the future.

   As a result of the sales of several restaurant properties and the receipt of proceeds from the right of way taking of the restaurant property in Riviera Beach, Florida, as described above in "Capital Resources," the Income Fund recognized gains totaling $112,206 for financial reporting purposes during the year ended December 31, 1998. No restaurant properties were sold during 1997 and 1996.

   At December 31, 1998, the Income Fund recorded a provision for loss on building in the amount of $37,155 for financial reporting purposes relating to a Long John Silver's restaurant property whose lease was rejected by the tenant, as described above. The tenant of this restaurant property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the restaurant property at December 31, 1998 and the estimated net realizable value for the restaurant property.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 90% of the tenants. all of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 200 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

 Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year

2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

         SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XV, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XV, LTD." in this proxy statement.

                            Nine Months Ended
                              September 30,                        Year Ended December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Revenues (1)............ $ 2,638,918 $ 2,556,375 $ 3,471,040 $ 3,908,014 $ 4,068,610 $ 3,914,985 $ 1,319,692
Net income (2)..........   1,876,383   2,141,200   2,642,497   3,434,905   3,585,059   3,372,468   1,185,918
Cash distributions
 declared...............   2,400,000   2,600,000   3,400,000   3,200,000   3,280,000   2,900,001   1,185,946
Net income per unit
 (2)....................        0.47        0.53        0.65        0.85        0.89        0.83        0.41
Cash distributions
 declared per
 Unit (3)...............        0.60        0.65        0.85        0.80        0.82        0.73        0.41
GAAP book value per
 unit...................        8.74        8.94        8.87        9.06        9.00        8.92       12.16
Weighted average number
 of Limited Partner
 units outstanding......   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   4,000,000   2,893,690

                              September 30,                             December 31,
                         ----------------------- -----------------------------------------------------------
                            1999        1998        1998        1997        1996        1995        1994
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------
                               (unaudited)
Total assets............ $35,927,428 $36,602,550 $36,359,054 $37,045,723 $36,936,678 $36,516,732 $37,058,475
Total partners'
 capital................  34,942,283  35,764,603  35,465,900  36,223,403  35,988,498  35,683,439  35,210,972

--------
(1) Revenues include equity in earnings of the joint venture and adjustments to accrued rental income due to Long John Silver's Inc. filing for bankruptcy and rejecting four of the Income Fund's leases.

(2) Net income for the nine months ended September 30, 1999 and for the year ended December 31, 1998, includes $155,696 and $280,907, respectively from provision for loss on land and buildings. Net income for the year ended December 31, 1995, includes $71,023 from loss on sale of land.

(3) Distributions for the nine months ended September 30, 1998 and the years ended December 31, 1998 and 1996 include a special distribution to the Limited Partners of $200,000, $200,000 and $80,000, respectively, which represented cumulative excess operating reserves.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                     OPERATIONS OF CNL INCOME FUND XV, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 2, 1993, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurants, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 50 restaurant properties, including interests in six restaurant properties owned by a joint venture in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998 was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,197,137 and $2,415,807 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in income and expenses and changes in working capital.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments such as demand deposits at commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,011,581 invested in such short-term investments, as compared to $1,214,444 at December 31, 1998. The funds remaining at September 30, 1999, after payment of distributions and other liabilities, will be used meet the Income Fund's working capital and other needs.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital is cash from operations. Cash from operations was $3,216,728, $3,306,595 and $3,434,682 for the years ended December 31, 1998, 1997 and 1996, respectively.

The decrease in cash from operations during 1998, as compared to 1997, and the decrease during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in the Income Fund's working capital.

   In January 1996, the Income Fund invested in a Golden Corral restaurant property located in Clinton, North Carolina with affiliates of ours as tenants-in-common. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 16% interest in this restaurant property.

   In September 1996, Wood-Ridge Real Estate Joint Venture, in which the Income Fund owns a 50% interest, sold its two restaurant properties to the tenant for $5,020,878 and received net sales proceeds of $5,001,180. This resulted in a gain to the joint venture of approximately $261,100 for financial reporting purposes. These restaurant properties were originally acquired by Wood-Ridge Real Estate Joint Venture in September 1994 and had a combined total cost of approximately $4,302,500, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the joint venture sold these restaurant properties for approximately $698,700 in excess of their original purchase price. In October 1996, Wood-Ridge Real Estate Joint Venture reinvested $4,404,046 of the net sales proceeds in five restaurant properties. In January 1997, the joint venture reinvested $502,598 of the remaining net sales proceeds in an additional restaurant property. As of December 31, 1998, the Income Fund had received approximately $52,000, representing its pro-rata share of the uninvested net sales proceeds.

   In June 1998, the Income Fund invested in a Bennigan's restaurant property located in Fort Myers, Florida with one of our affiliates as tenants-in-common. In connection therewith, the Income Fund and its affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to its applicable percentage interest. As of December 31, 1998, the Income Fund owned a 15% interest in this restaurant property.

   None of the restaurant properties owned by the Income Fund or the joint ventures in which the Income Fund owns an interest is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowings so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Cash reserves and rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,214,444 invested in such short-term investments, as compared to $1,614,708 at December 31, 1997. The decrease in cash and cash equivalents during 1998 is primarily due to the fact that in June 1998 the Income Fund invested in a Bennigan's restaurant property as tenants-in-common with one of our affiliates. Also, the Income Fund declared and paid a special distribution of cumulative excess operating reserves to the Limited Partners of $200,000 during 1998. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,400,000 for the nine months ended September 30, 1999 and $2,600,000 for the nine months ended September 30, 1998, or $800,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $0.60 per unit for the nine months ended September 30, 1999 and $0.65 per unit for the nine months ended September 30, 1998, or $0.20 for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $985,145 at September 30, 1999, from $893,154 at December 31, 1998, primarily as a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. We believe that the Income Fund has sufficient cash on hand to meet its current working capital needs.

   In June 1999, the Income Fund entered into an agreement with an unrelated third party to sell the Long John Silver's restaurant property in Gastonia, North Carolina. As of November 5, 1999, the sale had not occurred.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working capital needs.

   Based on cash from operations, and for the years ended December 31, 1998 and 1996, cumulative operating reserves, the Income Fund declared distributions to the Limited Partners of $3,400,000 for the year ended December 31, 1998, $3,200,000 for the year ended December 31, 1997 and $3,280,000 for the year ended December 31, 1996. This represents distributions of $0.85 per unit for the year ended December 31, 1998, $0.80 per unit for the year ended December 31, 1997 and $0.82 per unit for the year ended December 31, 1996. No amounts distributed or to be distributed to the Limited Partners for the years ended December 31,

1998, 1997 or 1996 are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distributions to the Limited Partners on a quarterly basis.

   During 1998, affiliates of ours incurred on behalf of the Income Fund $98,978 for operating expenses, as compared to $78,821 during 1997 and $86,714 during 1996. As of December 31, 1998, the Income Fund owed $23,337 to related parties for such amounts, accounting and administrative services and management fees, as compared to $4,311 as of December 31, 1997. As of March 11, 1999, the Income Fund reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, increased to $869,817 at December 31, 1998 from $818,009 at December 31, 1997, primarily as a result of an increase in rents paid in advance at December 31, 1998. We believe that the Income and has sufficient cash on hand to meet its current working capital needs.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998

   During each of the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased 42 wholly owned restaurant properties to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $2,418,489 and $2,325,191, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $810,296 and $832,774 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income was lower during the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1999, primarily due to the fact that in June 1998, Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to four of the eight restaurant properties it leased. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off $250,631 in accrued rental income relating to these restaurant properties. This write-off represents non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. No amounts were written off during the nine months ended September 30, 1999. The effect from the write-off of accrued rental income was partially offset by the fact that the Income Fund recorded rental and earned income during the nine months ended September 30, 1998, prior to the tenant vacating the restaurant properties in June 1998. In May 1999, the Income Fund re-leased one of the restaurant properties with a rejected lease and rental payments commenced in July 1999. The Income Fund will not recognize rental and earned income from the three remaining restaurant properties with rejected leases until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. In August 1999, Long John Silver's, Inc. assumed and affirmed its four remaining leases, and the Income Fund has continued receiving rental payments relating to these four leases.

   For the quarter and nine months ended September 30, 1999 and 1998, the Income Fund also owned and leased six restaurant properties indirectly through one joint venture arrangement and two restaurant properties as tenants-in-common with affiliates of ours. In connection with these restaurant properties, during the nine months ended September 30, 1999 and 1998, the Income Fund earned $190,724 and $179,502, respectively, $66,796 and $59,208 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   Operating expenses, including depreciation and amortization expense, were $606,839 and $415,175 for the nine months ended September 30, 1999 and 1998, respectively, $188,923 and $162,799 of which was incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was partially attributable to an increase in depreciation expense due to the fact that during the quarter ended June 30, 1998 the Income Fund reclassified assets from net investment in direct financing leases to land and buildings on operating leases as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to four restaurant properties. In May 1999, the Income Fund re-leased one of the restaurant properties with a rejected lease. During the nine months ended September 30, 1999 and 1998, the Income Fund incurred certain expenses, such as real estate taxes, insurance, and maintenance relating to the four restaurant properties whose leases were rejected by the tenant. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance relating to the restaurant properties with rejected leases until replacement tenants or purchasers are located. Due to the fact that Long John Silver's, Inc. assumed and affirmed its four remaining leases Long John Silver's, Inc. will be responsible for such expenses relating to these restaurant properties. Therefore, we do not anticipate that the Income Fund will incur these expenses, for these restaurant properties, in the future.

   The increase in operating expenses for the quarter and nine months ended September 30, 1999 was also partially due to the fact that the Income Fund incurred $56,015 and $163,312 in transaction costs for the quarter and nine months ended September 30, 1999, respectively, related to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   During the six months ended June 30, 1999, the Income Fund recorded a provision for loss on building by $132,446 for financial reporting purposes relating to a Long John Silver's restaurant property in Gastonia, North Carolina, the lease for which was rejected by the tenant in June 1998. At September 30, 1999, the Income Fund increased the provision for loss on building by $23,250 for this restaurant property. The impairment represents the difference between the carrying value of the restaurant property at September 30, 1999 and the estimated net sales proceeds of the restaurant property based on a purchase and pending sales contract with an unrelated third party. No such provision for loss was recorded for quarter and nine months ended September 30, 1998.

   As of September 30, 1999, 38 of the Income Fund's 50 leases, representing approximately 76% of its leases, provided an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund owned and leased 42 wholly-owned restaurant properties during 1996, 1997, and 1998. In addition, during 1996, the Income Fund was a co-venturer in one joint venture that owned and leased seven restaurant properties, including two restaurant properties in Wood-Ridge Real Estate Joint Venture, which were sold in September 1996, and the Income Fund owned and leased one restaurant property with affiliates, as tenants-in-common. During 1997, the Income Fund was a co-venturer in one joint venture that owned and leased six restaurant properties and owned and leased one restaurant property with affiliates as tenants-in-common. During 1998, the Income Fund owned and leased one additional restaurant property with an affiliate as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly or through joint venture arrangements, 50 restaurant properties, which are generally subject to long-term, triple-net leases. The leases of the restaurant properties provide for minimum base annual rental payments, payable in monthly installments, ranging from approximately $22,500 to $190,600. The majority of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years, generally from the sixth or the ninth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund earned $3,130,205, $3,586,791, and $3,596,466, respectively, in rental income from operating leases, or net of adjustments to accrued rental income, and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1998, as compared to 1997, is primarily due to a decrease in rental and earned income of approximately $197,700 due to the fact that, in June 1998, Long John Silver's, Inc., filed for bankruptcy and rejected the leases relating to four of the eight restaurant properties leased by Long John Silver's, Inc. As a result, this tenant ceased making rental payments on the four rejected leases. The Income Fund has continued receiving rental payments relating to the leases not rejected by the tenant. In conjunction with the four rejected leases, during the year ended December 31, 1998, the Income Fund wrote off approximately $250,600 of accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. We are currently seeking either new tenants or purchasers for these restaurant properties. The Income Fund will not recognize rental and earned income from these restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. While Long John Silver's, Inc. has not rejected or affirmed the remaining four leases, there can be no assurance that some or all of the leases will not be rejected in the future. The lost revenues resulting from the four leases that were rejected, as described above, and the possible rejection of the remaining four leases could have an adverse effect on the results of operations of the Income Fund if the Income Fund is unable to re-lease these restaurant properties in a timely manner.

   During the years ended December 31, 1998, 1997 and 1996, the Income Fund also earned $41,463, $25,791, and $23,318, respectively, in contingent rental income. Contingent rental income for the year ended December 31, 1998, as compared to 1997, increased primarily as a result of increased gross sales of certain restaurant properties that are subject to leases requiring payment of contingent rental income.

   In addition, for the years ended December 31, 1998, 1997 and 1996, the Income Fund earned $236,553, $239,249 and $392,862, respectively, attributable to net income earned by joint ventures in which the Income Fund is a co-venturer. The decrease in net income earned by joint ventures during 1997, as compared to 1996, is primarily attributable to the fact that in September 1996, Wood-Ridge Real Estate Joint Venture, in which the Income Fund owns a 50% interest, recognized a gain of approximately $261,100 for financial reporting purposes as a result of the sale of its restaurant properties in September 1996, as described above in "Capital Resources." The joint venture reinvested the majority of the net sales proceeds in five restaurant properties in October 1996 and one restaurant property in January 1997; therefore, the sale of the two restaurant properties did not have a material adverse effect on operations.

   During the year ended December 31, 1998, five lessees of the Income Fund, Flagstar Enterprises, Inc., Checkers Drive-In Restaurants, Inc., Long John Silver's, Inc., Foodmaker, Inc. and Golden Corral Corporation, each contributed more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from six restaurant properties owned by a joint venture and two restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Flagstar Enterprises, Inc. was the lessee under leases relating to eight restaurants, Checkers Drive-In Restaurants, Inc. was the lessee under leases relating to 14 restaurants, Long John Silver's, Inc. was the lessee under leases relating to four restaurants, excluding the four leases rejected by the tenant as described above, Foodmaker, Inc. was the lessee under leases relating to four restaurants and Golden Corral Corporation was lessee under leases relating to five restaurants. It is anticipated that, based on the minimum rental payments required by the leases, Flagstar Enterprises, Inc., Checkers Drive-In Restaurants, Foodmaker, Inc., and Golden Corral Corporation each will continue to contribute more than 10% of the Income Fund's total rental income in 1999. In addition, during the year ended December 31, 1998, five restaurant chains, Hardee's, Checkers Drive-In Restaurants, Long John Silver's, Golden Corral and Jack in the Box, each accounted for more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from six restaurant properties owned by a joint venture and two restaurant properties owned with affiliates as tenants-in-common. In 1999, it is anticipated that Hardee's, Checker's Drive-In Restaurants, Golden Corral and Jack in the Box each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $547,636, $473,109, and $483,551 for the years ended December 31, 1998, 1997 and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is partially attributable to the fact that the Income Fund accrued insurance and real estate taxes as a result of Long John Silver's, Inc. filing for bankruptcy and rejecting the leases relating to four restaurant properties in June 1998. In addition, the increase in operating expenses during the year ended December 31, 1998, is partially attributable to an increase in depreciation expense due to the fact that during the year ended December 31, 1998, the Income Fund reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. The Income Fund will continue to incur certain expenses, such as real estate taxes, insurance and maintenance relating to these restaurant properties with rejected leases until replacement tenants or purchasers are located. The Income Fund is currently seeking either replacement tenants or purchasers for these restaurant properties.

   The increase in operating expenses for 1998, is also partially due to the fact that the Income Fund incurred $23,196 in transaction costs related to the our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Income Fund acquisition. The decrease in operating expenses during 1997, as compared to 1996, is primarily attributable to a decrease in accounting and administrative expenses associated with operating the Income Fund and its restaurant properties.

   During the year ended December 31, 1998, the Income Fund established an allowance for loss on land and buildings of $280,907 for financial reporting purposes relating to two of the four Long John Silver's restaurant properties whose leases were rejected by the tenant, as described above. The loss represents the difference between the carrying value of the restaurant properties at December 31, 1998 and the current estimated net realizable value for these restaurant properties. No such allowance was established during the years ended December 31, 1997 and 1996.

   The Income Fund's leases as of December 31, 1998, are triple-net leases and contain provisions that the we believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 80% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

        SELECTED HISTORICAL FINANCIAL DATA OF CNL INCOME FUND XVI, LTD.

   The following table sets forth selected financial information for the Income Fund, and should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CNL INCOME FUND XVI, LTD." in this proxy statement.

                             Nine Months Ended
                               September 30,                        Year Ended December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Revenues(1).............  $ 2,987,683 $ 3,119,544 $ 4,093,756 $ 4,455,994 $ 4,438,218 $ 3,023,641 $   207,735
Net income(2)...........    2,022,070   2,271,007   2,976,998   3,660,327   3,748,198   2,430,841     187,577
Cash distributions
 declared...............    2,700,000   2,790,000   3,690,000   3,600,000   3,543,751   2,437,832     151,434
Net income per unit(2)..         0.44        0.50        0.65        0.81        0.82        0.60        0.17
Cash distributions
 declared per unit(3)...         0.60        0.62        0.82        0.80        0.79        0.61        0.14
GAAP book value per
 unit...................         8.56        8.75        8.71        8.87        8.85        9.88       15.59
Weighted average number
 of Limited Partner
 units outstanding......    4,500,000   4,500,000   4,500,000   4,500,000   4,500,000   4,010,281   1,120,499
                               September 30,                             December 31,
                          ----------------------- -----------------------------------------------------------
                             1999        1998        1998        1997        1996        1995        1994
                          ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                (unaudited)
Total assets............  $39,783,761 $40,366,272 $40,188,641 $40,938,320 $40,955,642 $41,240,500 $19,310,413
Total partners'
 capital................   38,513,994  39,385,933  39,191,924  39,904,926  39,844,599  39,640,152  17,474,033

--------
(1) Revenues include equity in earnings of joint venture and adjustments to accrued rental income due to the tenants of certain restaurant properties filing for bankruptcy.

(2) Net income for the nine months ended September 30, 1999 and 1998 and the year ended December 31, 1998 includes $84,478, $204,399 and $266,257, respectively, for a provision for loss on building. Net income for the years ended December 31, 1997 and 1996, includes $41,148 and $124,305, respectively, from gains on sales of land and building.

(3) Distributions for the nine months ended September 30, 1998 and the year ended December 31, 1998 include a special distribution to the Limited Partners of $90,000, which represented cumulative excess operating reserves.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             AND RESULTS OF OPERATIONS OF CNL INCOME FUND XVI, LTD.

Introduction

   The Income Fund is a Florida limited partnership that was organized on September 2, 1993, to acquire for cash, either directly or through joint venture arrangements, both newly constructed and existing restaurant properties, as well as land upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains. The leases are triple-net leases, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. As of September 30, 1999, the Income Fund owned 44 restaurant properties, which included one restaurant property owned by a joint venture in which the Income Fund is a co-venturer and two restaurant properties owned with affiliates as tenants-in-common.

Capital Resources

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998




   The Income Fund's primary source of capital for the nine months ended September 30, 1999 and 1998, was cash from operations, which consists of cash received from tenants, distributions from joint ventures, and interest and other income received, less cash paid for expenses. Cash from operations was $2,478,838 and $2,759,611 for the nine months ended September 30, 1999 and 1998. The decrease in cash from operations for the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, was primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the nine months ended September 30, 1999.

   During the nine months ended September 30, 1999, the Income Fund accepted a promissory note from the former tenant of the Shoney's restaurant property in Las Vegas, Nevada, in the amount of $52,191, representing past due rental and other amounts. The note represents receivables for which the Income Fund had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Income Fund. Payments are due in 60 monthly installments of $1,220 including interest at a rate of ten percent per annum, commencing on March 1, 2000, at which time any accrued and unpaid interest amounts will be capitalized into the principal balance of the note. Due to the uncertainty of the collectibility of the note, the Income Fund established an allowance for doubtful accounts and is recognizing income as collected. As of September 30, 1999, the balance in the allowance for doubtful accounts relating to this promissory note was $55,670, including accrued interest of $3,479. The Income Fund has ceased collection efforts on the remaining past due receivables not converted into the promissory note.

   In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with CNL Income Fund XII, Ltd. and CNL Income Fund XVIII, Ltd., both affiliates of ours, to construct, own and lease one restaurant property. As of September 30, 1999, the Income Fund had contributed approximately $293,000, of which approximately $158,500 was contributed during the nine months ended September 30, 1999, to purchase land and pay for construction costs relating to the joint venture. As of September 30, 1999, the Income Fund owned a 32.35% interest in the profits and losses of the joint venture.

   Currently, cash reserves and rental income from the Income Fund's restaurant properties are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts in commercial banks, certificates of deposit, and money market accounts with less than a 30-day maturity date, pending the Income Fund's use of such funds to pay Income Fund expenses or to make distributions to the partners. At September 30, 1999, the Income Fund had $1,212,106 invested in such short-term investments, as compared to $1,603,589 at December 31, 1998. Cash and cash equivalents decreased during the nine months ended September 30, 1999, primarily as a result of the Income Fund funding additional amounts to Columbus Joint Venture to pay for construction costs relating to the joint venture. The funds remaining at September 30, 1999, will be used to pay distributions, renovation costs for the Las Vegas restaurant property and other liabilities.

   On May 11, 1999, four Limited Partners who asserted that they own units in CNL Income Fund, Ltd. through CNL Income Fund IV, Ltd., CNL Income Fund VI, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. served a lawsuit against us and APF in connection with the Income Fund acquisition. On July 8, 1999, the plaintiffs amended the complaint to add three additional Limited Partners as plaintiffs. Additionally, on June 23, 1999, a Limited Partner who asserted that he owns units in CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd. and CNL Income Fund XIII, Ltd. served a lawsuit against us, APF, CNL Fund Advisors, Inc. and its affiliates, in connection with the Income Fund acquisition. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including us, have 45 days to respond to that consolidated complaint. Currently, the eight plaintiffs assert that they own units in CNL Income Fund, Ltd. through CNL Income Fund VII, Ltd. and CNL Income Fund X, Ltd. through CNL Income Fund XVI, Ltd. We and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund's primary source of capital is cash from operations. Cash from operations was $3,623,694, $3,780,424 and $3,753,726 for the years ended December 31, 1998, 1997 and 1996, respectively. The decrease in cash from operations during 1998, as compared to 1997, and the increase during 1997, as compared to 1996, is primarily a result of changes in income and expenses and changes in working capital.

   Other sources and uses of capital included the following during the years ended December 31, 1998, 1997 and 1996.

   During the year ended December 31, 1996, the Income Fund used its remaining net offering proceeds to acquire two additional restaurant properties, one of which was undeveloped land on which a restaurant was constructed, and to establish a working capital reserve of approximately $60,000 for Income Fund purposes.

   As a result of the Income Fund's tenant selling its restaurant business located on the Income Fund's restaurant property in Appleton, Wisconsin in April 1996, the Income Fund sold its restaurant property for $775,000. This resulted in a gain for financial reporting purposes of $124,305. This restaurant property was originally acquired by the Income Fund in February 1995 and had a cost of approximately $595,100, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the Income Fund sold the restaurant property for approximately $179,900 in excess of its original purchase price. In October 1996, the Income Fund reinvested the net sales proceeds in a Boston Market restaurant property in Fayetteville, North Carolina as tenants-in-common with one of our affiliates. In connection therewith, the Income Fund and its affiliate entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's interest. The Income Fund owns an 80.44% interest in the restaurant property. The sale of the restaurant property in Appleton, Wisconsin was structured to qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for federal income tax purposes. Therefore, the Income Fund was not required to distribute any of the net sales proceeds from the sale of this restaurant property to Limited Partners for the purpose of paying federal and state income taxes.

   In March 1997, the Income Fund sold its restaurant property in Oviedo, Florida for $620,000 and received net sales proceeds of $610,384, which resulted in a gain of $41,148 for financial reporting purposes. This restaurant property was originally acquired by the Income Fund in November 1994 and had a cost of approximately $509,700, excluding acquisition fees and miscellaneous acquisition expenses. Therefore, the

Income Fund sold the restaurant property for approximately $100,700 in excess of its original purchase price. In January 1998, the Income Fund reinvested that net sales proceeds in an IHOP restaurant property in Memphis, Tennessee as tenants-in-common with affiliates of ours. In connection therewith, the Income Fund and its affiliates entered into an agreement whereby each co-venturer will share in the profits and losses of the restaurant property in proportion to each co-venturer's interest. The Income Fund owns a 40.42% interest in the restaurant property.

   In April 1998, the Income Fund received approximately $162,000 from the developer of the restaurant property in Farmington, New Mexico. This represents a reimbursement from the developer upon final reconciliation of the total construction costs to the total construction costs funded by the Income Fund in accordance with the development agreement. In August 1998, the Income Fund entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of ours to construct and hold one restaurant property. As of December 31, 1998, the Income Fund had contributed approximately $134,500 to purchase land and pay for construction costs relating to the joint venture for a 32.35% interest in the profits and losses of the joint venture. When funding is completed, the Income Fund expects to have an approximate 32 percent interest in the profits and losses of the joint venture.

   None of the restaurant properties owned by the Income Fund, or the joint venture or tenancy in common arrangements in which the Income Fund owns an interest, is or may be encumbered. Subject to restrictions on borrowing, however, the Income Fund may borrow funds but will not encumber any of the restaurant properties in connection with any such borrowing. The Income Fund will not borrow for the purpose of returning capital to the Limited Partners. The Income Fund will not borrow under arrangements that would make the Limited Partners liable to creditors of the Income Fund. We further have represented that we will use our reasonable efforts to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes and also will limit the Income Fund's outstanding indebtedness to three percent of the aggregate adjusted tax basis of its restaurant properties. In addition, the Income Fund will not borrow unless it first obtains an opinion of counsel that such borrowing will not constitute acquisition indebtedness. From time to time, affiliates of ours incur operating expenses on behalf of the Income Fund for which the Income Fund reimburses the affiliates without interest.

   Cash reserves, rental income from the Income Fund's restaurant properties and net sales proceeds from the sale of restaurant properties, pending reinvestment in additional restaurant properties, distributions to Limited Partners or use of such funds for the payment of Income Fund expenses, are invested in money market accounts or other short-term, highly liquid investments such as demand deposit accounts at commercial banks, CDs and money market accounts with less than a 30-day maturity date. At December 31, 1998, the Income Fund had $1,603,589 invested in such short-term investments, as compared to $1,673,869 at December 31, 1997. As of December 31, 1998, the average interest rate earned on the rental income deposited in demand deposit accounts at commercial banks was approximately three percent annually. The funds remaining at December 31, 1998, after payment of distributions and other liabilities, will be used to meet the Income Fund's working capital and other needs.

Short-Term Liquidity

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   The Income Fund's short-term liquidity requirements consist primarily of the operating expenses of the Income Fund.

   The Income Fund's investment strategy of acquiring restaurant properties for cash and leasing them under triple-net leases to operators who generally meet specified financial standards minimizes the Income Fund's operating expenses. We believe that the leases will continue to generate cash flow in excess of operating expenses.

   We have the right, but not the obligation, to make additional capital contributions if we deem it appropriate in connection with the operations of the Income Fund.

   The Income Fund generally distributes cash from operations remaining after the payment of operating expenses of the Income Fund, to the extent that we determine that such funds are available for distribution. Based on current and anticipated future cash from operations, and for the nine months ended September 30, 1998, accumulated excess operating reserves, the Income Fund declared distributions to Limited Partners of $2,700,000 for the nine months ended September 30, 1999 and $2,790,000 for the nine months ended September 30, 1998, or $900,000 for each of the quarters ended September 30, 1999 and 1998. This represents distributions of $0.60 per unit for the nine months ended September 30, 1999 and $0.62 per unit for the nine months ended September 30, 1998, or $0.20 per unit for each of the quarters ended September 30, 1999 and 1998. No distributions were made to us for the quarters and nine months ended September 30, 1999 and 1998. No amounts distributed to the Limited Partners for the nine months ended September 30, 1999 and 1998, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions. The Income Fund intends to continue to make distributions of cash available for distribution to the Limited Partners on a quarterly basis.

   Total liabilities of the Income Fund, including distributions payable, increased to $1,269,767 at September 30, 1999, from $996,717 at December 31, 1998. The increase in liabilities at September 30, 1999, was partially a result of the Income Fund accruing construction costs payable of $150,000 at September 30, 1999. In addition, the increase in liabilities at September 30, 1999 was partially a result of the Income Fund accruing transaction costs relating to the Income Fund acquisition. To the extent that liabilities at September 30, 1999 exceed cash and cash equivalents at September 30, 1999, they will be paid from future cash from operations, or in the event we elect to make capital contributions or loans, from future contributions or loans from us.

 The Years Ended December 31, 1998, 1997 and 1996

   Due to low operating expenses and ongoing cash flow, we believe that the Income Fund has sufficient working capital reserves at this time. In addition, because all leases of the Income Fund's restaurant properties are on a triple-net basis, it is not anticipated that a permanent reserve for maintenance and repairs will be established at this time. To the extent, however, that the Income Fund has insufficient funds for such purposes, we will contribute to the Income Fund an aggregate amount of up to one percent of the offering proceeds for maintenance and repairs. We have the right to cause the Income Fund to maintain additional reserves if, in our discretion, we determine such reserves are required to meet the Income Fund's working needs.

   Based on cash from operations, and for the year ended December 31, 1998, cumulative excess operating reserves, the Income Fund declared distributions to the Limited Partners of $3,690,000 for the year ended December 31, 1998, $3,600,000 for the year ended December 31, 1997 and $3,543,751 for the year ended December 31, 1996. This represents distributions of $0.82 per unit for the year ended December 31, 1998, $0.80 per unit for the year ended December 31, 1997 and $0.79 per unit for the year ended December 31, 1996. No amounts distributed to the Limited Partners for the years ended December 31, 1998, 1997 and 1996, are required to be or have been treated by the Income Fund as a return of capital for purposes of calculating the Limited Partners' return on their adjusted capital contributions.

   In addition, during 1996, affiliates of ours incurred on behalf of the Income Fund $9,356 for acquisition expenses. During the year ended December 31, 1998, affiliates of ours incurred $125,080 for operating expenses, as compared to $84,319 during the year ended December 31, 1997 and $105,144 during the year ended December 31, 1996. As of December 31, 1998, the Income Fund owed $26,476 to related parties for such amounts, accounting and administrative services and management fees, as compared to $3,351 as of December 31, 1997. As of March 11, 1999, the Income Fund had reimbursed the affiliates all such amounts. Other liabilities, including distributions payable, decreased to $970,241 at December 31, 1998 from $1,030,043 at December 31, 1997, primarily as a result of the payment during the year ended December 31, 1998 of construction costs accrued for certain restaurant properties at December 31, 1997. The Income Fund intends to continue to make distributions of cash available for distribution to limited partners on a quarterly basis.

Long-Term Liquidity

   The Income Fund has no long-term debt or other long-term liquidity requirements.

Results of Operations

 Nine Months Ended September 30, 1999 Compared to the Nine Months Ended September 30, 1998


   During the nine months ended September 30, 1998, the Income Fund owned and leased 43 wholly owned restaurant properties, including two restaurant properties in Madison and Chattanooga, Tennessee that were exchanged for two restaurant properties in Lawrence, Kansas and Indianapolis, Indiana, and during the nine months ended September 30, 1999, the Income Fund owned and leased 41 wholly owned restaurant properties, to operators of fast-food and family-style restaurant chains. During the nine months ended September 30, 1999 and 1998, the Income Fund earned $2,823,646 and $2,975,910, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from these restaurant properties, $951,301 and $988,282 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. Rental and earned income decreased approximately $175,300 during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, as a result of the fact that in 1998 three tenants filed for bankruptcy and rejected the leases relating to four of the seven restaurant properties leased by these tenants. As a result, these tenants ceased making rental payments on the four rejected leases. The Income Fund has continued receiving rental payments relating to the three leases not rejected by the tenants. In March 1999, the Income Fund entered into a new lease with a new tenant for one of the vacant restaurant properties for which rental payments commenced in April 1999, thereby partially offsetting the decrease in rental and earned income. We are currently seeking either new tenants or purchasers for the three remaining rejected and vacant restaurant properties. The Income Fund will not recognize any rental and earned income from these vacant restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. In August 1999, Long John Silver's, Inc. assumed and affirmed its one remaining lease, and the Income Fund has continued receiving rental payments relating to this lease. The lost revenues resulting from the three rejected and vacant restaurant properties could have an adverse effect on the results of operations of the Income Fund if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   The decrease in rental and earned income during the nine months ended September 30, 1999, as compared to the nine months ended September 30, 1998, is also attributable to the fact that in July 1998, the tenant of the Shoney's restaurant property in Las Vegas, Nevada vacated the restaurant property and ceased making rental payments on this restaurant property. As a result, during the nine months ended September 30, 1998, the Income Fund wrote off approximately $77,300 of accrued rental income relating to this restaurant property. This write-off represents non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. The write-off of accrued rental income was partially offset by the fact that the Income Fund recorded approximately $32,900 and $107,400 in rental and earned income during the quarter and nine months ended September 30, 1998, respectively, prior to the tenant vacating the restaurant property. No rental and earned income was recognized during the quarter and nine months ended September 30, 1999 relating to this restaurant property. During the nine months ended September 30, 1998, the Income Fund established an allowance for doubtful accounts of approximately $47,200 for rental and earned income amounts due from this tenant. In February 1999, the Income Fund entered into a new lease with a new tenant for this restaurant property for which rental payments commenced in August 1999. In connection with the new lease, the Income Fund has agreed to fund up to $150,000 of the construction costs necessary to convert this restaurant property into a new concept.

   During the nine months ended September 30, 1999 and 1998, the Income Fund owned and leased one restaurant property indirectly through a joint venture arrangement and two restaurant properties with affiliates of ours as tenants-in-common. In connection with these restaurant properties, during the nine months ended

   September 30, 1999 and 1998, the Income Fund earned $119,091 and $98,414, respectively, $39,379 and $33,458 of which was earned during the quarters ended September 30, 1999 and 1998, respectively. The increase in net income earned by joint ventures during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was primarily attributable to the fact that in August 1998, the Income Fund invested in Columbus Joint Venture with our affiliates.

   Operating expenses, including depreciation and amortization expense, were $881,135 and $644,138 for the nine months ended September 30, 1999 and 1998, respectively, $293,832 and $243,121 of which were incurred during the quarters ended September 30, 1999 and 1998, respectively. The increase in operating expenses during the quarter and nine months ended September 30, 1999, as compared to the quarter and nine months ended September 30, 1998, was partially due to the fact that during the quarter and nine months ended September 30, 1999, the Income Fund incurred $62,648 and $178,858, respectively, in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the Income Fund acquisition. If the Limited Partners reject the Income Fund acquisition, the Income Fund will bear the portion of the transaction costs based upon the percentage of "For" votes and we will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   In addition, the increase in operating expenses during the nine months ended September 30, 1999, was partially due to the fact that the Income Fund incurred certain expenses, such as real estate taxes, insurance, and maintenance relating to a Shoney's restaurant property, two Boston Market restaurant properties and two Long John Silver's restaurant properties which became vacant during 1998, due to financial difficulties or bankruptcies. The Income Fund entered into new leases with new tenants for the Shoney's restaurant property in Las Vegas, Nevada and the Long John Silver's restaurant property in Celina, Ohio in February and March 1999, respectively. The new tenants are responsible for real estate taxes, insurance, and maintenance relating to these two restaurant properties. Therefore, we do not anticipate that the Income Fund will incur these expenses for these two restaurant properties in the future. However, the Income Fund will continue to incur such expenses, related to the three remaining vacant restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold. In addition, the increase in operating expenses was partially attributable to an increase in depreciation expense due to the fact that during 1998, the Income Fund reclassified these leases from net investment in direct financing leases to land and buildings on operating leases as a result of the lease terminations.

   Due to the fact that Long John Silver's, Inc. assumed and affirmed its one remaining lease, Long John Silver's, Inc. will continue to be responsible for real estate taxes, insurance, and maintenance relating to the one restaurant property it currently leases. However, the Income Fund will incur such expenses, relating to one or both of the restaurant properties still leased by Finest Foodservice, L.L.C. and Boston Chicken, Inc., if one or both of the leases are rejected.

   At September 30, 1999, the Income Fund recorded a provision for loss on building in the amount of $84,478 for financial reporting purposes relating to a Boston Market restaurant property in Lawrence, Kansas, the lease for which was rejected by the tenant. The allowance represents the difference between the carrying value of the restaurant property at September 30, 1999 and the estimated net realizable value for the restaurant property.

   During the quarter and nine months ended September 30, 1998, the Income Fund established an allowance for loss on building of $204,399 for financial reporting purposes relating to the restaurant property in Celina, Ohio, the lease for which was rejected by the tenant. The allowance represented the difference between the carrying value of the restaurant property at September 30, 1998, and the estimated net realizable value for the restaurant property.

   As of September 30, 1999, 33 of the Income Fund's 44 leases, representing approximately 75% of its leases, provide an option that allows the tenant to purchase the restaurant property pursuant to a defined formula. Generally, the purchase options are exercisable at the restaurant property's then fair market value after a specified portion of the lease term has elapsed.

 The Years Ended December 31, 1998, 1997 and 1996

   The Income Fund owned and leased 43 wholly-owned restaurant properties, including one restaurant property in Appleton, Wisconsin, which was sold in April 1996, during 1996, 42 wholly-owned restaurant properties, including one restaurant property in Oviedo, Florida, which was sold in March 1997, during 1997, and 43 wholly-owned restaurant properties, including two restaurant properties in Madison and Chattanooga, Tennessee exchanged for two restaurant properties in Lawrence, Kansas and Indianapolis, Indiana, during 1998. In addition, during 1997 and 1996, the Income Fund owned and leased one restaurant property with an affiliate, as tenants-in-common, and during 1998, the Income Fund was a co-venturer in a joint venture arrangement that owned and leased one restaurant property, and the Income Fund owned and leased two restaurant properties with affiliates, as tenants-in-common. As of December 31, 1998, the Income Fund owned, either directly, as tenants-in-common or through a joint venture arrangement, 44 restaurant properties which are generally subject to long-term, triple-net leases that provide for minimum base annual rental amounts, payable in monthly installments, ranging from approximately $21,600 to $220,600. All of the leases provide for percentage rent based on sales in excess of a specified amount. In addition, the majority of the leases provide that, commencing in specified lease years, generally the sixth lease year, the annual base rent required under the terms of the lease will increase.

   During the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $3,864,121, $4,266,069, and $4,297,558, respectively, in rental income from operating leases, net of adjustments to accrued rental income, and earned income from direct financing leases from restaurant properties wholly-owned by the Income Fund. The decrease in rental and earned income during 1998, as compared to 1997, is partially attributable to the fact that in July 1998, the tenant of the Shoney's restaurant property in Las Vegas, Nevada ceased restaurant operations and vacated the restaurant property. The Income Fund established an allowance for doubtful accounts during 1998 of approximately $82,500 for rental and earned income amounts due from this tenant due to the fact that collection of such amounts is questionable. We are pursing collection of past due amounts from the former tenant, and will recognize such amounts as income if collected. In February 1999, the Income Fund entered into a new lease with a new tenant for this restaurant property. In addition, during 1998, the Income Fund wrote off approximately $77,300 of accrued rental income, or non-cash accounting adjustments relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles, relating to this restaurant property.

   In addition, rental and earned income decreased approximately $110,500 during 1998 as a result of the fact that in 1998, three tenants, Long John Silver's, Inc., Finest Foodservice, L.L.C., and Boston Chicken, Inc., filed for bankruptcy and rejected the leases relating to four of the seven restaurant properties leased by these tenants, as described above. The Income Fund has continued receiving rental payments relating to the leases not rejected by the tenants. In conjunction with the four rejected leases, during 1998 the Income Fund wrote off approximately $107,000 of accrued rental income, or non-cash accounting adjustment relating to the straight-lining of future scheduled rent increases over the lease term in accordance with generally accepted accounting principles. We are currently seeking either new tenants or purchasers for these restaurant properties.

   In addition, the decrease in rental and earned income during 1998 and 1997, each as compared to the previous year, is partially the result of a decrease in rental income due to the sale of the restaurant property in Oviedo, Florida, in March 1997. The net sales proceeds were reinvested in a restaurant property in Memphis, Tennessee, with certain of our affiliates as tenants-in-common, resulting in an increase in equity in earnings of joint venture, as described below. In addition, the decrease in rental and earned income during 1997, as compared to 1996, is a result of the sale of the restaurant property in Appleton, Wisconsin in April 1996. The decrease during 1997 as compared to 1996 is partially offset by the acquisition of two additional restaurant properties in 1996 that were operational for a full year in 1997, as compared to a partial year in 1996.

   In addition, for the years ended December 31, 1998, 1997, and 1996, the Income Fund earned $132,002, $73,507, and $19,668, respectively, attributable to net income earned by joint ventures. The increase in net income earned by joint ventures during 1998, as compared to 1997, is primarily attributable to the fact that in January 1998, the Income Fund reinvested the net sales proceeds it received from the 1997 sale of the restaurant property in Oviedo, Florida, in an IHOP restaurant property in Memphis, Tennessee, with certain of our affiliates as tenants-in-common. The increase during 1997, as compared to 1996, is primarily attributable to the fact that in October 1996, the Income Fund reinvested the net sales proceeds it received from the sale of the restaurant property in Appleton, Wisconsin, in a restaurant property in Fayetteville, North Carolina, with certain of our affiliates. This restaurant property was operational for a full year in 1997, as compared to a partial year in 1996.

   During the year ended December 31, 1998, three lessees of the Income Fund, Golden Corral Corporation, Foodmaker, Inc., and DenAmerica Corp. each contributed more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from the restaurant property owned by a joint venture and the two restaurant properties owned with affiliates as tenants-in-common. As of December 31, 1998, Golden Corral Corporation was the lessee under leases relating to six restaurants, Foodmaker, Inc. was the lessee under leases relating to five restaurants, and DenAmerica Corp. was the lessee under leases relating to nine restaurants. It is anticipated that, based on the minimum rental payments required by the leases, each of these lessees will continue to contribute more than 10% of the Income Fund's total rental income in 1999. In addition, during the year ended December 31, 1998, four restaurant chains, Golden Corral, Jack in the Box, Boston Market, and Denny's each accounted for more than 10% of the Income Fund's total rental income, including the Income Fund's share of rental income from the restaurant property owned by a joint venture and the two restaurant properties owned with affiliates as tenants-in-common. During 1998, the tenants of four Boston Market restaurant properties filed for bankruptcy as described below. In 1999, it is anticipated that Golden Corral, Jack in the Box and Denny's each will continue to account for more than 10% of the total rental income to which the Income Fund is entitled under the terms of the leases. Any failure of these lessees or restaurant chains could materially affect the Income Fund's income if the Income Fund is not able to re-lease the restaurant properties in a timely manner.

   During 1998, the tenants of four Boston Market restaurant properties filed for bankruptcy and rejected the leases relating to two restaurant properties. The Income Fund will not recognize any rental and earned income from these restaurant properties until new tenants for the restaurant properties are located, or until the restaurant properties are sold and the proceeds from such sales are reinvested in additional restaurant properties. While the tenants have not rejected or affirmed the remaining two leases, there can be no assurance that some or all of the leases will not be rejected in the future. The lost revenues resulting from the two leases that were rejected, as described above, and the possible rejection of the remaining two leases could have an adverse effect on the results of operations of the Income Fund if the Income Fund is not able to re-lease these restaurant properties in a timely manner.

   Operating expenses, including depreciation and amortization expense, were $850,501, $836,815 and $814,325 for the years ended December 31, 1998, 1997, and 1996, respectively. The increase in operating expenses during 1998, as compared to 1997, is primarily due to the fact that the Income Fund incurred $24,652 in transaction costs relating to our retaining financial and legal advisors to assist us in evaluating and negotiating the proposed Acquisition with APF.

   The increase in operating expenses during 1998 is partially offset by a decrease in depreciation expense as a result of the reimbursement of construction costs from the developer relating to the restaurant property in Farmington, New Mexico, which reduced the depreciable basis of land and building on operating leases during 1998, as described above in "Capital Resources."

   During 1998, the Income Fund incurred certain expenses, such as real estate taxes, insurance, and maintenance relating to a Shoney's restaurant property, two Boston Market restaurant properties and two Long John Silver's restaurant properties which became vacant, as described above. In February 1999, the Income Fund entered into a new lease with a new tenant for the Shoney's restaurant property in Las Vegas, Nevada. The new tenant is responsible for real estate taxes, insurance, and maintenance relating to this restaurant property; therefore, we do not anticipate that the Income Fund will incur these expenses for this restaurant property in the future. However, the Income Fund will continue to incur certain expenses, such as real estate taxes, insurance, and maintenance related to the four remaining vacant restaurant properties until new tenants for these restaurant properties are located or until the restaurant properties are sold. The Income Fund is currently seeking new tenants or buyers for these restaurant properties.

   The increase in operating expenses during 1997, as compared to 1996, is partially attributable to an increase in depreciation expense as the result of the acquisition of additional restaurant properties during 1996, and the fact that the restaurant properties acquired during 1996 were operational for a full year in 1997, as compared to a partial year in 1996. Operating expenses also increased during 1997, as a result of the Income Fund incurring additional taxes relating to the filing of various state tax returns during 1997.

   As a result of the sale of the restaurant property in Oviedo, Florida, as described above in "Capital Resources," the Income Fund recognized a gain of $41,148 for financial reporting purposes for the year ended December 31, 1997. As a result of the sale of the restaurant property in Appleton, Wisconsin, as described in "Capital Resources," the Income Fund recognized a gain for financial reporting purposes of $124,305 for the year ended December 31, 1996. No restaurant properties were sold during 1998.

   During the year ended December 31, 1998, the Income Fund recorded a provision for loss on building of $266,257 for financial reporting purposes relating to a Long John Silver's restaurant property in Celina, Ohio. The tenant of this restaurant property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the restaurant property's carrying value at December 31, 1998 and the estimated net realizable value for this restaurant property. No such allowance was established during the years ended December 31, 1997 and 1996.

   The Income Fund's leases as of December 31, 1998, are, in general, triple-net leases and contain provisions that we Partners believe mitigate the adverse effect of inflation. Such provisions include clauses requiring the payment of percentage rent based on certain restaurant sales above a specified level and/or automatic increases in base rent at specified times during the term of the lease. Management expects that increases in restaurant sales volumes due to inflation and real sales growth should result in an increase in rental income for certain restaurant properties over time. Continued inflation also may cause capital appreciation of the Income Fund's restaurant properties. Inflation and changing prices, however, also may have an adverse impact on the sales of the restaurants and on potential capital appreciation of the restaurant properties.

Year 2000 Readiness Disclosure

 Overview of Year 2000 Problem

   The year 2000 problem concerns the inability of information and non-information technology systems to properly recognize and process date sensitive information beyond January 1, 2000. The failure to accurately recognize the year 2000 could result in a variety of problems from data miscalculations to the failure of entire systems.

 Information and Non-Information Technology Systems

   The Income Fund does not have any information or non-information technology systems. We and our affiliates provide all services requiring the use of information and non-information technology systems pursuant to a management agreement with the Income Fund. The information technology system of our affiliates consists of a network of personal computers and servers built using hardware and software from mainstream suppliers. The non-information technology systems of our affiliates are primarily facility related and include building security systems, elevators, fire suppressions, HVAC, electrical systems and other utilities. Our affiliates have no internally generated programmed software coding to correct, because substantially all of the software utilized by us and our affiliates is purchased or licensed from external providers. The maintenance of non-information technology systems at the Income Fund's restaurant properties is the responsibility of the tenants of such properties in accordance with the terms of the Income Fund's leases.

 The Y2K Team

   In early 1998, we and our affiliates formed a Year 2000 team for the purpose of identifying, understanding and addressing the various issues associated with the year 2000 problem. The Y2K Team consists of us and members from our affiliates, including representatives from senior management, information systems, telecommunications, legal, office management, accounting and property management.

 Assessing Year 2000 Readiness

   The Y2K Team's initial step in assessing year 2000 readiness consists of identifying any systems that are date-sensitive and, accordingly, could have potential year 2000 problems. The Y2K Team has conducted inspections, interviews and tests to identify which of the Income Fund's systems could have a potential year 2000 problem.

   The information system of our affiliates is comprised of hardware and software applications from mainstream suppliers. Accordingly, the Y2K Team has contacted and is evaluating documentation from the respective vendors and manufacturers to verify the year 2000 compliance of their products. The Y2K Team has also requested and is evaluating documentation from the non-information technology systems providers of our affiliates.

   In addition, the Y2K Team has requested and is evaluating documentation from other companies with which the Income Fund has material third party relationships. Such third parties, in addition to the providers of information and non-information technology systems, consist of the Income Fund's transfer agent, and financial institutions. The Income Fund depends on its transfer agent to maintain and track investor information and its financial institutions for availability of cash.

   As of September 30, 1999, the Y2K Team had received responses from approximately 62% of the third parties. All of the responses were in writing. Of the third parties responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. Although the Y2K Team continues to receive positive responses from the companies with which the Income Fund has third party relationships regarding their year 2000 compliance, we cannot be assured that the third parties have adequately considered the impact of the year 2000.

   In addition, the Y2K Team has requested documentation from the Income Fund's tenants. As of September 30, 1999, the Y2K Team had received responses from approximately 69% of the tenants. All of the responses were in writing. Of the tenants responding, all indicated that they are currently year 2000 compliant or will be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have adequately considered the impact of the year 2000. The Income Fund has also instituted a policy of requiring any new tenants to indicate that their systems are year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000.

 Achieving Year 2000 Compliance

   The Y2K Team has identified and completed upgrades of hardware equipment that was not year 2000 compliant. In addition, the Y2K Team has identified and completed upgrades of the software applications that were not year 2000 compliant, although, we cannot be assured that the upgrade solutions provided by the vendors have addressed all possible year 2000 issues.

   The cost for these upgrades and other remedial measures is the responsibility of us and our affiliates. We do not expect that the Income Fund will incur any costs in connection with year 2000 remedial measures.

Assessing the Risks to the Income Fund of Non-Compliance and Developing Contingency Plans

 Risk of Failure of Information and Non-Information Technology Systems Used by the Income Fund

   We believe that the reasonably likely worst case scenario with regard to the information and non-information technology systems used by the Income Fund is the failure of one or more of these systems as a result of year 2000 problems. Because the Income Fund's major source of income is rental payments under long-term triple-net leases, any failure of information or non-information technology systems used by the Income Fund is not expected to have a material impact on the results of operations of the Income Fund. Even if such systems failed, the payment of rent under the Income Fund's leases would not be affected. In addition, the Y2K Team is expected to correct any Y2K problems within the control of us and our affiliates before the year 2000.

   The Y2K Team has determined that a contingency plan to address this risk is not necessary at this time. However, if the Y2K Team identifies additional risks associated with the year 2000 compliance of the information or non-information technology systems used by the Income Fund, the Y2K Team will develop a contingency plan if deemed necessary at that time.

 Risk of Inability of Transfer Agent to Accurately Maintain Income Fund Records

 We believe that the reasonably likely worst case scenario with regard to the Income Fund's transfer agent is that the transfer agent will fail to achieve year 2000 compliance of its systems and will not be able to accurately maintain the records of the Income Fund. This could result in the inability of the Income Fund to accurately identify its Limited Partners for purposes of distributions, delivery of disclosure materials and transfers of units. The Y2K Team has received certification from the Income Fund's transfer agent of its year 2000 compliance. Despite the positive response from the transfer agent, we cannot be assured that the transfer agent has addressed all possible year 2000 issues.

   The Y2K Team has developed a contingency plan pursuant to which we and our affiliates would maintain the records of the Income Fund manually, in the event that the systems of the transfer agent are not year 2000 compliant. We and our affiliates would have to allocate resources to internally perform the functions of the transfer agent. We do not anticipate that the additional cost of these resources would have a material impact on the results of operations of the Income Fund.

 Risk of Loss of Short-Term Liquidity from Failure of Financial Institutions to Achieve Year 2000 Compliance

   We believe that the reasonably likely worst case scenario with regard to its financial institutions is that some or all of its funds on deposit with such financial institutions may be temporarily unavailable. The Y2K Team has received responses from 93% of the Income Fund's financial institutions indicating that their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. Despite the positive responses from the financial institutions, we cannot be assured that the financial institutions have addressed all possible year 2000 issues. The loss of short-term liquidity could affect the Income Fund's ability to pay its expenses on a current basis. We do not anticipate that a loss of short-term liquidity would have a material impact on the results of operations of the Income Fund.

   Based upon the responses received from the Income Fund's financial institutions and the inability of the Y2K Team to identify a suitable alternative for the deposit of funds that is not subject to potential year 2000 problems, the Y2K Team has determined not to develop a contingency plan to address this risk.

 Risks of Late Payment or Non-Payment of Rent by Tenants

   We believe that the reasonably likely worst case scenario with regard to the Income Fund's tenants is that some of the tenants may make rental payments late as the result of the failure of the tenants to achieve year 2000 compliance of their systems used in the payment of rent, the failure of the tenants' financial institutions to achieve year 2000 compliance, or the temporary disruption of the tenants' businesses. The Y2K Team is in the process of requesting responses from the Income Fund's tenants indicating the extent to which their systems are currently year 2000 compliant or are expected to be year 2000 compliant prior to the year 2000. We cannot be assured that the tenants have addressed all possible year 2000 issues. The late payment of rent by one or more tenants would affect the results of operations of the Income Fund in the short-term.

   We are also aware of predictions that the year 2000 problem, if uncorrected, may result in a global economic crisis. We are not able to determine if such predictions are true. A widespread disruption of the economy could affect the ability of the Income Fund's tenants to pay rent and, accordingly, could have a material impact on the results of operations of the Income Fund.

   Because payment of rent is under the control of the Income Fund's tenants, the Y2K Team is not able to develop a contingency plan to address these risks. In the event of late payment or non-payment of rent, we will assess the remedies available to the Income Fund under its lease agreements.

                          BUSINESS OF THE INCOME FUNDS

   The following discussion describes the current business of the Income Funds, the methods by which the Income Funds' evaluate and acquire the restaurant properties and the terms upon which the Income Funds' restaurant properties are leased. As of September 30, 1999, all of the proceeds raised by the Income Funds in their respective offerings of units have been invested in restaurant properties or other investments permitted by the terms of their partnership agreements.

General

   Between 1985 and 1993, each Income Fund was organized as a Florida limited partnership to purchase existing fast-food and family-style restaurant properties, including land and buildings, as well as restaurant properties upon which such restaurants would be constructed and the land underlying the restaurant building, with the building owned by the lessee or a third party. The restaurant properties, located across the United States, typically are freestanding and are leased on a "triple-net" basis to operators of national and regional restaurant chains selected by the general partners. Restaurant properties purchased by the Income Funds are leased under arrangements requiring base annual rent equal to a specified percentage of the Income Funds' cost of purchasing a particular restaurant property, generally with contractual rent increases, as well as additional "percentage rent" based on gross sales of the restaurant chain leasing the property.

   As is the case with APF, the general partners have structured the Income Funds' investments to allow them to participate, to the maximum extent possible, in any sales growth in these restaurant industry segments, as reflected in the restaurant properties and provisions of the leases held by the Income Funds. Thus, like APF, the Income Funds generally structure their leases with percentage rent requirements based on gross sales of the particular restaurant. Gross sales may increase even absent real growth because increases in the restaurant's costs are passed on to the consumers through increased prices, and increased prices are reflected in gross sales. In addition, as with APF's leases, the Income Funds' leases provide that a minimum level of rent is payable regardless of the amount of gross sales at a particular restaurant property to provide regular cash flow to the Income Funds. The Income Funds have also endeavored to maximize growth and minimize risks associated with ownership and leasing of real estate that operates in these restaurant industry segments through several methods:

  . careful selection and screening of their lessees in order to reduce risks of tenant default;

  . monitoring statistics relating to restaurant chains and continuing to develop relationships in the industry; and

  . acquisition of restaurant properties for all cash, with no debt or liens relating to the restaurant properties.

   The partnership agreements of the Income Funds impose no restrictions on the geographic area or areas within the United States in which restaurant properties acquired by any particular Income Fund may be located. Accordingly, the general partners have strategically acquired restaurant properties to diversify among restaurant chains and the geographic location of the restaurant properties, and the restaurant properties acquired by the Income Funds are located throughout the United States. While the Income Funds may acquire restaurant properties in both fee and by leasehold, the Income Funds currently hold all of their restaurant properties in fee.

   APF believes that freestanding, triple-net leased restaurant properties of the type in which the Income Funds have invested are attractive to tenants because freestanding properties typically offer high visibility to passing traffic, ease of access from a busy thoroughfare, tenant control over the site to set hours of operation and maintenance standards and distinctive building designs conducive to customer name recognition.

Management Services

   Upon APF's acquisition of the Advisor, APF assumed the obligations of the Advisor to provide management services relating to the Income Funds and their restaurant properties pursuant to the terms of the management agreement that is currently in place between each Income Fund and the Advisor. This section describes the services historically provided to the Income Funds as being provided by the Advisor.

   The Advisor is responsible for assisting the Income Funds in acquiring restaurant properties, negotiating leases, collecting rental payments, inspecting the restaurant properties and the tenants' books and records, and responding to tenant inquiries and notices. The Advisor also provides information to each Income Fund about the status of the leases and the restaurant properties. In exchange for these services, the Advisor is entitled to receive a management fee from each Income Fund which, generally, is an annual fee equal to the following:

  . for CNL Income Fund, Ltd through CNL Income Fund III, Ltd. .50% of the value of total assets under management valued at cost, or 1% of the sum of gross rental revenues derived from the restaurant properties, if that amount is less, and

  . for CNL Income Funds IV, Ltd. through XVI, Ltd., 1% of the sum of gross rental revenues, excluding noncash lease accounting adjustments, that the Income Fund derives from the restaurant properties.

   The management fee generally is payable monthly. Under agreements with some of the Income Funds, the Advisor may determine whether or not to take the management fee, which cannot exceed fees that are competitive for similar services in the same geographic area, in whole or in part in a given year, in the sole discretion of the Advisor. In such cases, all or any portion of the management fee not taken as to any fiscal year is deferred without interest. In addition, for certain Income Funds the management fee is subordinated to the Limited Partners receipt of their preferred return. The management agreement continues until an Income Fund no longer owns an interest in any restaurant properties unless terminated at an earlier date upon 60 days' prior notice by either party.

Site Selection and Acquisition of Restaurant Properties

   The Income Funds purchase and lease restaurant properties based principally on an examination and evaluation by the Advisor of the potential value of the site, the financial condition and business history of the proposed lessee, the demographics of the area in which the restaurant property is located or to be located, the proposed purchase price and proposed lease terms, geographic and market diversification and potential sales expected to be generated by the restaurant. In addition, the potential lessee must meet at least the minimum standards established by a restaurant chain for its operators. The Advisor also performs an independent break-even analysis of the potential profitability of a restaurant property using historical data and other data developed by the Advisor and provided by the restaurant chains.

   In each restaurant property acquisition, the Advisor negotiates the land and building lease agreement with the lessee. In certain instances, the Advisor negotiates an assignment of an existing lease if the general partners, based on the recommendation of the Advisor, determine that the terms of an acquisition and lease of a restaurant property, taken as a whole, are favorable to the Income Fund. In such cases, the terms of the lease may vary substantially from the Income Funds' standard lease terms. Generally, the leases are structured to be long-term triple-net lease agreements, which provide for monthly rental payments plus a percentage of gross sales, which will increase the value of the land and buildings and provide an inflation hedge. In connection with a restaurant property acquisition, the lessee provides at its own expense all furniture, fixtures, and equipment, such as deep fryers, grills, refrigerators and freezers, necessary to operate the buildings on a restaurant property as a restaurant.

   Some leases have been negotiated to provide the lessee with the opportunity to purchase the restaurant property, generally either at the greater of fair market value or 120% of the original purchase price. In addition, tenants are generally offered a right of first refusal to purchase the restaurant property in the event an offer is received from a third party to purchase the restaurant property. Certain leases provide the lessee with the right to purchase the restaurant property at a purchase price based on various measures of value contained in an independent appraisal of the restaurant property.

   The purchase of each restaurant property owned by the Income Funds was supported by an appraisal of the real estate prepared by an independent appraiser. The purchase price of each such restaurant property, plus any acquisition fees paid by the Income Funds to the Advisor in connection with such purchase, did not exceed the restaurant property's appraised value.

   The titles to restaurant properties purchased by the Income Funds are insured by appropriate title insurance policies and/or abstract opinions consistent with normal practices in the jurisdictions in which the restaurant properties are located.

Standards for Investment

   Selection of Restaurant Chains. The selection of restaurant chains by the Advisor and the general partners of the Income Funds is based on an evaluation of several factors:

  . the operations of restaurants in the restaurant chain;

  . the number of restaurants operated throughout the restaurant chain's system;

  . the relationship of average restaurant gross sales to the average capital costs of a restaurant; and

  . the restaurant chain's relative competitive position among the same type of restaurants offering similar types of food, name recognition and market penetration.

   None of the restaurant chains is affiliated with the Advisor, the Income Funds or the general partners.

   Selection of Restaurant Properties and Lessees. In making investments in restaurant properties, the Advisor and the general partners consider relevant real property and financial factors, including:

  . the condition, use and location of the restaurant property;

  . the income-producing capacity of the restaurant properties;

  . the prospects for long-term appreciation;

  . the relative success of the restaurant chain in the geographic area in which the restaurant property is located; and

  . the management capability and financial condition of the lessee.

   In selecting lessees, the Advisor and the general partners have historically considered the prior experience of the lessee in the restaurant industry, the net worth of the lessee, past operating results of other restaurants currently or previously operated by the lessee and the lessee's prior experience in managing restaurants within a particular restaurant chain.

   In selecting specific restaurant properties within a particular restaurant chain and in selecting lessees for each Income Fund's restaurant properties, the Advisor applies the following minimum criteria.

  . Each restaurant property was located in what is believed to be a prime business location.

  . Base or minimum annual rent provided a specified minimum return on the Income Fund's cost of purchasing and, if applicable, developing the restaurant property, and the lease typically also will provide for automatic increases in base rent at specified times during the lease term and/or for payment of percentage rent based on gross sales.

  . The initial lease term typically was at least 15 to 20 years.

   In evaluating prospective tenants, the Advisor examined, among other factors, the lessee's ranking in its market segment, trends in sales in each restaurant chain, overall changes in consumer preferences, and the lessee's ability to adapt to changes in market and competitive conditions, the lessee's historical financial performance, and its current financial condition.

   In general, an Income Fund has not invested in a restaurant property, if, as a result, more than 25% of its gross proceeds from its offering of Units would be invested in restaurant properties of a single restaurant chain or if more than 30% of its gross proceeds would be invested in restaurant properties in a single state.

Description of Restaurant Properties

   General. As of September 30, 1999, the Income Funds owned, in the aggregate, 562 restaurant properties. With the exception of 15 restaurant properties that were vacant as of September 30, 1999, all of the Income Funds' restaurant properties are currently triple-net leased. The following table provides information with respect to the Income Funds' restaurant properties owned and leased on a triple-net basis as of September 30, 1999. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF has not included any contingent rental income in the calculation of annualized total rental revenue. APF has straight-lined the contractual increases in the rental income over the life of each of the leases in order to calculate rental revenue. APF believes that its presentation of the annualized total rental revenue provides the most current, accurate portrait of the triple-net lease business of the 16 Income Funds.

   Annualized total rental revenue excludes original base rental income of approximately $1,448,000 attributable to 15 restaurant properties, including the Boston Market and Long John Silver's restaurant properties described below, the leases for which have either expired or been terminated.

                                        Number of
                                        States in
                             Total        which     Average  Annualized Percent
                           Number of   Restaurant   Age of     Total    of Total
                          Restaurant   Properties  Buildings   Rental    Rental
Income Fund              Properties(1) are Located  (years)   Revenue   Revenue
-----------              ------------- ----------- --------- ---------- --------
CNL Income Fund, Ltd....       17           11       13.4    $1,091,000   2.3%
CNL Income Fund II,
 Ltd....................       37           17       12.2     2,113,000   4.5
CNL Income Fund III,
 Ltd....................       26           16       11.4     1,712,000   3.6
CNL Income Fund IV,
 Ltd....................       38           15       11.1     2,473,000   5.3
CNL Income Fund V,
 Ltd....................       22           11       11.2     1,396,000   3.0
CNL Income Fund VI,
 Ltd....................       38           17       10.0     2,995,000   6.4
CNL Income Fund VII,
 Ltd....................       38           13       10.1     2,610,000   5.6
CNL Income Fund VIII,
 Ltd....................       36           12        9.9     3,222,000   6.9
CNL Income Fund IX,
 Ltd....................       40           17        9.9     3,105,000   6.6
CNL Income Fund X,
 Ltd....................       48           19        9.3     3,293,000   7.0
CNL Income Fund XI,
 Ltd....................       40           20        8.5     3,863,000   8.2
CNL Income Fund XII,
 Ltd....................       47           15        7.4     4,147,000   8.8
CNL Income Fund XIII,
 Ltd....................       46           17        7.2     3,399,000   7.2
CNL Income Fund XIV,
 Ltd....................       56           16        5.9     4,111,000   8.7
CNL Income Fund XV,
 Ltd....................       50           18        6.5     3,532,000   7.5
CNL Income Fund XVI,
 Ltd....................       44           18        7.5     3,957,000   8.4

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(1) The total number of properties for each Income Fund includes wholly owned properties and properties held in joint ventures and as tenants in common with a third party or another Income Fund. Of the 562 total restaurant properties owned by the Income Funds as of September 30, 1999, 64 restaurant properties were owned through joint ventures or as tenants in common with affiliates of the Income Funds.

   The tenants of two restaurant chains have filed voluntary petitions for bankruptcy. In October 1998, tenants of nine Boston Market restaurant properties filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, two of these restaurant properties remain closed, one restaurant property has been sold, two restaurant properties have been re-leased and the Income Funds continue to receive lease payments on the remaining four restaurant properties. The tenant of 36 Long John Silver's restaurant properties has also filed voluntary petitions for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. As of November 30, 1999, three of these restaurant properties remain closed, five restaurant properties have been sold, nine restaurant properties have been re-leased and the Income Funds continue to receive lease payments on the remaining 19 restaurant properties. APF is actively marketing the closed properties for re-lease or sale.

   Land. Lot sizes generally range from 9,000 to 467,000 square feet depending upon building size and local demographic factors. Restaurants located on land within shopping centers are freestanding and generally are located on smaller parcels if sufficient common parking was available. Restaurant properties purchased by a Income Fund are in locations zoned for commercial use which were reviewed for beneficial traffic patterns and volume of traffic. Generally, the cost of the underlying land ranges from $8,800 to $1,160,000, although the cost of the land for particular restaurant properties was higher or lower in some cases.

   Buildings. Either before or after construction or renovation, the restaurant properties acquired by the Income Funds are one of a restaurant chain's approved designs. Building and site preparation costs have varied depending upon the size of the building and the site and the area in which the restaurant property is located. Building and site preparation costs ranged from $114,500 to $1,160,000 for each restaurant property.

   Generally, the restaurant properties acquired by the Income Funds consist of both land and building, although in a number of cases an Income Fund may have acquired only the land underlying the restaurant building with the building owned by a tenant or a third party. In general, the restaurant properties acquired by the Income Funds are freestanding and surrounded by paved parking areas. Buildings are suitable for conversion to various uses, although modifications would be required prior to use for other than restaurant operations.

   A lessee generally is required by the lease agreement to make such capital expenditures as may be reasonably necessary to refurbish restaurant buildings, premises, signs, and equipment so as to comply with the lessee's obligations under the franchise agreement to reflect the current commercial image of its restaurant chain. These capital expenditures will be paid by the lessee during the term of the lease, and the Income Funds are under no obligation to participate in the financing of such capital expenditures. In addition, a lessee bears responsibility for substantially all of the costs and expenses associated with the ongoing maintenance and operation of the leased properties, including utilities, property taxes and insurance.

   The following table shows the distribution of restaurant properties of the Income Funds by restaurant chain as of September 30, 1999.

                                                      Income Fund(1)
                         -------------------------------------------------------------------------
                          I  II  III IV   V  VI  VII VIII IX   X  XI  XII XIII XIV XV  XVI
                         --- --- --- --- --- --- --- ---- --- --- --- --- ---- --- --- ---
Arby's.................. --    1 --    3   2   1 --  --   --  --  --    1   1  --  --    2
Boston Market........... --    1 --    1   1 --    1 --   --    1 --  --  --     4   4   5
Burger King.............   1   1   2 --    1   1   8  13   18  13  12   2   5    1 --  --
Checkers................ --    2 --    1 --  --    1 --   --  --  --  --    8   15  14   6
Chevy's Fresh Mex.......   1   1   1 --    1   1   1 --   --    1 --  --    1  --  --  --
Denny's................. --    3 --    4   3   2 --    1    4   3   8   9   3    6   2   9
Golden Corral...........   5   5   6   3   2   5   5   5    3   5   3   2   3    4   5   6
Hardee's................ --  --  --  --    1   2   6   4    6   7   4  11  11    6   7 --
IHOP.................... --    2   2   1   1   5 --  --     1 --  --  --  --   --  --    2
Jack in the Box......... --    1 --    1 --    1   3   2  --    6   8  10   4    6   4   5
KFC..................... --    3   4   1 --    3   2   2  --  --    1   1 --   --  --    1
Long John Silver's...... --  --  --  --  --  --  --  --   --    2 --    7   8    8   9   6
Pizza Hut...............   2   5   4   5   1 --  --  --   --    5 --  --  --   --  --  --
Popeyes.................   1   4   1 --  --    4   5   1  --  --  --  --  --   --  --  --
Shoney's................ --  --  --    6 --    1   2   5    5   3 --    2 --   --  --    1
Taco Bell............... --  --    2   1   2   1   1 --   --  --    1 --  --     2   1 --
Wendy's.................   5   2 --    4   1 --  --    1  --  --  --  --    1  --    1   1
Other(2)................   2   6   4   7   6  11   3   2    3   2   3   2   1    4   3 --

--------

(1) The number of restaurant properties for each Income Fund includes wholly owned restaurant properties and restaurant properties held in joint ventures and as tenants in common with a third party or another Income Fund. Of the 562 total restaurant properties owned by the Income Funds as of September 30, 1999, 64 restaurant properties were owned through joint ventures or as tenants in common with affiliates of the Income Funds.
(2) This category encompasses all restaurant chains that comprise less than 1% of the total of all restaurant properties of all of the Income Funds.

Description of Leases

   This section provides a summary of the leases of the restaurant properties owned by the Income Funds. The terms and conditions of any lease, however, entered into by any of the Income Funds with regard to a restaurant property may vary from those described below.

   General. As of September 30, 1999, with the exception of 15 vacant restaurant properties, all of the Income Funds' leases were triple-net leases, which means that the lessees are required to pay all repairs, maintenance, property taxes and insurance. The lessees also are required to pay for utilities and the cost of any renovations permitted under the leases. An Income Fund is the lessor under the lease except in certain circumstances in which it may be a party to a joint venture or co-tenancy arrangement which, in turn, owns the restaurant property. In those cases, the joint venture, rather than the Income Fund, will be the lessor, and all references in this section to the Income Fund as lessor therefore should be read accordingly.

   Term of Leases. Generally, each Income Fund's restaurant properties are leased for an initial term of either 15 or 20 years with two to five renewal options for five years each. The minimum rental payment under the renewal option generally is greater than that due for the final lease year of the initial term of the lease. Upon termination of the lease, the lessee will surrender possession of the restaurant property to the Income Fund, together with any improvements made to the restaurant property during the term of the lease.

   As of September 30, 1999, the average remaining initial lease term with respect to the Income Funds' restaurant properties was approximately 12 years. Leases accounting for approximately 12.2% of annualized base rent for the nine months ended September 30, 1999, have initial lease terms extending until at least December 31, 2014.

   The following table shows the aggregate number of leases in the Income Funds' restaurant property portfolio which expire each calendar year through the year 2014, as well as the number of leases which expire after December 31, 2014. The table does not reflect the exercise of any of the renewal options provided to the tenant under the terms of such leases. To calculate annualized total rental revenue, APF used, for each restaurant property owned and leased at September 30, 1999, the monthly rental revenue for that property and multiplied that number by 12 to present annualized rental revenues for a 12 month period. APF has not included any contingent rental income in the calculation of annualized total rental revenue.

   APF has straight-lined the contractual increases in rental income over the life of each of the leases in order to calculate rental revenue in accordance with generally accepted accounting principles. The number of leases and annualized total rental revenue excludes the leases of 15 restaurant properties with aggregate original base rental income of $1,448,000, including three Boston Market and six Long John Silver's restaurant properties, which have either expired or been terminated. APF is actively marketing these properties for re-lease or sale. The table also excludes two leases which expired in 1999 and provide for annual base rent of approximately $114,000.

                          Lease Expiration Table

                                                              Annualized Total
                                                               Rental Revenue
                                                             -------------------
Year                                                  Number   Amount    Percent
----                                                  ------ ----------- -------
2000.................................................    4    $  165,000    0.4%
2001.................................................    6       493,000    1.1
2002.................................................   13       841,000    1.8
2003.................................................    6       254,000    0.5
2004.................................................    6       817,000    1.7
2005.................................................   20     2,368,000    5.0
2006.................................................   28     2,547,000    5.4
2007.................................................   32     2,798,000    6.0
2008.................................................   34     2,544,000    5.4
2009.................................................   29     3,036,000    6.5
2010.................................................   58     4,680,000   10.0
2011.................................................   66     5,862,000   12.5
2012.................................................   61     5,560,000   11.9
2013.................................................   53     4,367,000    9.3
2014.................................................   73     4,843,000   10.3
Thereafter...........................................   56     5,730,000   12.2
                                                       ---   -----------  -----
Totals...............................................  545   $46,905,000  100.0%
                                                       ===   ===========  =====

   Computation of Lease Payments. During the initial term of the lease, the lessee pays the Income Fund, as lessor, minimum annual rent equal to a specified percentage of the Income Fund's cost of purchasing the restaurant property. Generally, the leases provide for the escalation of the minimum annual rent at predetermined intervals during the term of the lease. In the case of acquisition of restaurant properties that were to be constructed or renovated pursuant to a development agreement, the Income Fund's costs of purchasing the restaurant property included the purchase price of the land, including all fees, costs and expenses paid by the Income Fund in connection with its purchase of the land, and all fees, costs and expenses disbursed by the Income Fund for construction of restaurant improvements.

   In addition to minimum annual rent, in many cases, the lessee pays the Income Fund "percentage rent." Percentage rent is computed as a percentage of gross sales of the restaurant operating at a particular restaurant property. The leases generally provide that percentage rent will commence in the first lease year in which gross sales exceed a specified amount. The Income Funds have negotiated leases, however, that provide that percentage rent is to be paid quarterly beginning at the end of the first two years of the lease and each succeeding quarter thereafter to the extent the restaurant gross sales in that quarter exceed the average quarterly gross sales during the first two lease years. Gross sales include sales of all products and services of the restaurant, excluding sales taxes, tips paid to serving people and sales from vending machines.

   Assignment and Sublease. In general, no lease may be assigned or subleased without the Income Fund's prior written consent, which may not be unreasonably withheld, except to a tenant's corporate franchiser, corporate affiliate or subsidiary, a successor by merger or acquisition, or, in some cases, another franchisee, if such assignee or sublessee agrees to operate the same type of restaurant on the premises. The leases set forth factors, such as the financial condition of the proposed lessee or subtenant, that are deemed to be a reasonable basis for the Income Fund's refusal to consent to an assignment or sublease. The original lessee generally remains fully liable, however, for the performance of all lessee obligations under the lease following any such assignment or sublease unless the Income Fund agrees in writing to release the original lessee from its lease obligations.

   Alterations to Premises. A lessee generally has the right, without the prior consent of the Income Fund and at the lessee's own expense, to make immaterial structural modifications to the restaurant building and improvements, with a cost limitation set forth on the lease, or, with the Income Fund's prior written consent and at the lessee's own expense, to make material structural modifications that may include demolishing and rebuilding the restaurant. The Income Funds have negotiated leases under which the lessee, at its own expense, may make any type of alterations to the leased premises without the Income Fund's consent but must provide the Income Fund with plans of any proposed structural modifications at least 30 days before construction of the alterations commences. Other leases may require the lessee to post a payment and performance bond for any structural alterations with a cost in excess of a specified amount.

   Right of Lessee to Purchase. If the Income Fund wishes at any time to sell a restaurant property pursuant to a bona fide offer from a third party, the lessee of that restaurant property will generally have the right to purchase the restaurant property for the same price, and on the same terms and conditions, as contained in the offer. The lessee may also have a right to purchase the restaurant property seven to 20 years after commencement of the lease at a purchase price equal to the greater of:

     (1) the restaurant property's appraised value at the time of the lessee's purchase, or

     (2) a specified amount, generally equal to the Income Fund's purchase price of the restaurant property, plus a predetermined percentage of such purchase price.

   Alternatively, a limited number of leases provide for a purchase option price which is computed pursuant to a formula that looks to various measures of value contained in an independent appraisal of the restaurant property. The General Partners negotiated only such formulae that they expected would result in reasonable approximations of the fair market value of the restaurant property at the time the option is exercised.

   Substitution of Restaurant Properties. Some of the Income Funds' leases provide the tenant with the right to offer the substitution of another restaurant property selected by the tenant and improved with the same restaurant chain subject to landlord approval if the tenant determines in its reasonable business discretion exercised in good faith that a restaurant property is inadequate or unprofitable for the purposes for which such restaurant property is used pursuant to the lease. In that event, the lessee has the right to offer the Income Fund the opportunity to exchange the restaurant property for another restaurant property, with a value of not less than the current value of the original leased restaurant property as determined by an independent appraisal of both restaurant properties.

   Generally, if the Income Fund approves the substitution, a closing must take place within 60 days following the Income Fund's approval of the substitution. The terms of the lease for the substituted restaurant property will generally be identical to the terms of the lease as the original restaurant property, except that the lease term will equal the remainder of the term of the original lease. The tenant must pay all reasonable costs associated with the substitution.

   In some cases if the Income Fund does not approve a proposed substitution, the tenant has the right to submit alternate restaurant properties to the Income Fund for the Income Fund's approval. If no restaurant properties are accepted by the Income Fund, the tenant has the option to purchase the original restaurant property in accordance with a formula set forth in the lease.

   Special Conditions. The leases may also provide that the Income Fund will not be permitted to own or operate, directly or indirectly, another restaurant property of the same or similar type as the leased restaurant property that is or will be located within a specified distance of the leased restaurant property.

   Insurance, Taxes, Maintenance, and Repairs. Substantially all of the leases require that the lessee pay all taxes and assessments, maintenance, repair, utility and insurance costs applicable to the real estate and permanent improvements. Lessees are required to maintain all restaurant properties in good order and repair.

   Lessees generally are required, under the terms of the leases, to maintain, for the benefit of the Income Fund and the lessee, casualty insurance in an amount not less than the full replacement value of the building and other permanent improvements, or a percent of such value in the case of some of the leases, but in no case less than 90%, as well as liability insurance, generally for $1,000,000 for each location and event with an umbrella policy of $5,000,000. All lessees, other than those lessees with a substantial net worth, generally also are required to obtain "rental value" or "business interruption" insurance to cover losses due to the occurrence of an insured event for a specified period, generally six to 12 months. In general, no lease was entered into unless, in the opinion of the Advisor, the insurance required by the lease would adequately insure the restaurant property.

   The lessees generally are required to maintain the restaurant property and repair any damage to the restaurant property, except damage occurring during the last 24 months of the lease term, as extended, which in the opinion of the lessee renders the restaurant property unsuitable for occupancy, in which case the lessee will have the right instead to pay the insurance proceeds to the Income Fund and terminate the lease.

Joint Venture/Tenancy in Common Arrangements

   The Income Funds have entered into joint ventures or tenancy in common arrangements to own and operate a restaurant property with unaffiliated persons or entities, either alone or together with another Income Fund. In these arrangements, the Income Fund, alone or together with another Income Fund, acquires a controlling equity interest in the joint venture or tenancy in common and, except with respect to CNL Income Fund, Ltd., must control the management and policies of such joint venture or tenancy in common. As of September 30, 1999, the Income Funds held 50 restaurant properties in joint ventures and 14 restaurant properties as tenants in common.

   Under the terms of each joint venture agreement, the Income Fund and each joint venture partner are jointly and severally liable for all debts, obligations and other liabilities of the joint venture. In addition, the general partners or their affiliates are entitled to reimbursement, at cost, for actual expenses incurred by them or their affiliates on behalf of the Income Fund. Joint ventures entered into to purchase and hold a restaurant property for investment generally have an initial term of 15 to 20 years, which is the same term as the initial term of the lease for the restaurant property in which the joint venture invests, and, after the expiration of the initial term, will continue in existence from year to year unless terminated at the option of either joint venturer or unless terminated by an event of dissolution as specified in the agreement governing the joint venture. The joint venture agreement restricts each venturer's ability to sell, transfer or assign its joint venture interest without first offering it for sale to its joint venture partner. In addition, in any joint venture with another Income Fund, in the event that one party desires to sell the restaurant property and the other party does not desire to sell, either party has the right to trigger dissolution of the joint venture by sending a notice to the other party. The notice will establish the price and terms for the sale or purchase of the other party's interest in the joint venture to the other party. The joint venture or partnership agreement grants the receiving party the right to elect either to purchase the other party's interest on the terms set forth in the notice or to sell its own interest on such terms.

   The tenancy in common arrangements are very similar in nature to the joint venture arrangements. However, unlike joint venture arrangements, tenancy in common arrangements allow the Income Funds to defer the gain for federal income tax purposes on the exchange of a restaurant property for a replacement property. Under a tenancy in common agreement, the co-tenant has an interest in the property to the extent of its contribution to the acquisition of this property. In addition, the net profits and losses derived from the tenancy in common's investment in a real property are allocated among the co-tenants in accordance with their respective capital contributions. Similar to the joint venture arrangements, the tenancy in common agreement restricts each co-tenant's ability to sell, transfer, or assign its interest in the tenancy in common's property without first offering it for sale to the remaining co-tenant. In the event that one co-tenant desires to sell the property and the other co-tenant does not desire to sell such property, then either co-tenant may deliver a written notice to the other co-tenant. This written notice must state that the offering co-tenant intends to purchase the entire tenancy in common interest of the non-offering co-tenant, the purchase price and other terms of sale. Similar to the joint venture arrangement, the tenancy in common arrangement provides that the receiving co-tenant has the right to elect whether to purchase the other co-tenant's interest on the terms set forth in the notice or sell its own interest on such terms.

Financing

   No Income Fund or any general partnership or joint venture in which an Income Fund is a partner or joint venturer has acquired restaurant properties by incurring indebtedness. Generally, the partnership agreements governing each Income Fund do not permit the Income Fund to borrow to make investments. The partnership agreement however, may provide specific circumstances under which the Income Funds may borrow funds. Regardless of such circumstances however, the Income Funds are not permitted to encumber any of the restaurant properties in connection with any such borrowing. The Income Funds do not borrow for the purpose of returning capital to the Limited Partners or under arrangements that would make them liable to creditors of an Income Fund. In general, the general partners have limited each Income Fund's outstanding indebtedness to 3.0% of the aggregate adjusted tax basis of its restaurant properties and have endeavored to structure any borrowing so that it will not constitute "acquisition indebtedness" for federal income tax purposes. In addition, generally an Income Fund may not incur indebtedness unless it first obtains an opinion of counsel that such borrowing will not constitute acquisition indebtedness. Notwithstanding the foregoing, the general partners or their affiliates are entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of an Income Fund.

Sale of Restaurant Properties

   The Income Funds generally hold their restaurant properties until the general partners determine either that their sale or other disposition is advantageous in view of each Income Fund's investment objectives, or that such objectives will not be met. Generally, the intention has been to sell each Income Fund's restaurant properties within 7 to 12 years after their acquisition or as soon thereafter as market conditions permit. In deciding whether to sell restaurant properties, the general partners have considered factors such as potential capital appreciation, net cash flow and federal income tax considerations. Some leases, however, may require an Income Fund to sell a restaurant property if the lessee exercises its option to purchase a restaurant property after a specified portion of the lease term has elapsed. See "Business of the Income Funds -- Description of Leases -- Right of Lessee to Purchase," above. No Income Fund has any obligation to sell all or any portion of a restaurant property at any particular time, except as may be required under lessee or joint venture purchase options.

   Net sales proceeds not reinvested in restaurant properties or used to establish reserves deemed necessary or advisable by the general partners are distributed to the Limited Partners in accordance with each Income Fund's partnership agreement. If the general partners determine, however, that it is in the interest of an Income Fund to reinvest net sales proceeds in restaurant properties, net sales proceeds will be reinvested only if sufficient cash also is distributed to the Limited Partners to pay any state income tax, at a rate reasonably assumed by the general partners, and federal income tax, assuming the Limited Partners' income is taxable at the maximum federal income tax rate then applicable to individuals for capital gains, created by the disposition. Net cash flow is not invested in restaurant properties.

   In connection with sales of restaurant properties by the Income Funds, purchase money security interests may have been taken by the Income Funds as part payment of the sales price. The terms of payment are affected by custom in the area in which the restaurant property is located and by prevailing economic conditions. When a purchase money security interest is accepted in lieu of cash upon the sale of an Income Fund's restaurant property, the Income Fund continues to have a mortgage on the restaurant property and the proceeds of the sale will be realized over a period of years rather than at closing of the sale.

Competition

   The competitive environment in which the Income Funds operate is substantially similar to that of APF, as described above on page A-85.

                 COMMON STOCK OWNERSHIP AFTER THE ACQUISITIONS

   The following table provides information regarding beneficial ownership of the APF Shares by (i) each person or entity known by APF to beneficially own 5% or more of the outstanding APF Shares, (ii) the Chief Executive Officer, Curtis
B. McWilliams, and the four other most highly compensated executive officers of APF, (iii) the directors of APF, and (iv) all executive officers and directors,
as a group, both as of     , 2000, the record date for determining the
beneficial owners of APF Shares entitled to vote on the approval of the Restated Articles, and as adjusted to give effect to the issuance of APF Shares pursuant to the acquisition of all of the Income Funds. As of the record date, there were 43,495,919 APF Shares outstanding. The percentage ownership after the Income Fund acquisitions is based on the assumption that there will be 70,531,062 APF Shares outstanding following the acquisitions if all of the Income Funds are acquired.

                                                              Beneficial Ownership
                                                                     After
                          Beneficial Ownership as                 Income Fund
                             of the Record Date                   Acquisitions
                          ----------------------------------- ------------------------
Name of Beneficial Owner    Number               Percent(4)    Number       Percent(4)
------------------------  --------------        ------------- ---------     ----------
James M. Seneff, Jr.....       3,721,672 (1)             8.6% 3,792,013 (2)    5.4%
Robert A. Bourne........         988,108                 2.3% 1,058,449        1.5%
G. Richard Hostetter....           2,740 (3)               *      2,740          *
J. Joseph Kruse.........             --                  --         --         --
Richard C. Huseman......             --                  --         --         --
Curtis B. McWilliams....         290,322                   *    290,322          *
John T. Walker..........         172,114                   *    172,114          *
Steven D. Shackelford...          26,600                   *     26,600          *
Barry L. Goff...........             --                  --         --         --
Timothy J. Neville......             --                  --         --         --
All executive officers
 and directors as a
 group (13 persons).....       5,239,556 (1)(3)         12.0% 5,379,076        7.6%

--------
 * Less than 1%.
(1) Represents shares held by the CNL Group, Inc., of which Mr. Seneff is a principal stockholder.
(2) Includes 3,721,672 APF Shares held by the CNL Group, Inc., of which Mr. Seneff is a principal stockholder.
(3) Represents shares held by SunTrust Bank of Chattanooga, on behalf of Mr. Hostetter, in an IRA.

(4) The percentage ownership after the Income Fund acquisitions is based on 70,531,062 APF Shares outstanding upon completion of such acquisitions assuming all of the Income Funds are acquired and adjusted for the payment by the Income Funds of expenses of such acquisitions to be paid by the Income Funds in the form of a reduction in the number of APF Shares paid to each Income Fund. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. For each beneficial owner, APF Shares subject to options or conversion rights exercisable within 60 days of the record date are deemed outstanding.

                             ADDITIONAL INFORMATION

   APF stockholders who have more questions about the proposed acquisitions or would like to request any additional information should contact D.F. King & Co., Inc., the proxy solicitation firm hired by APF to assist in answering stockholder questions and administering the special meeting at the following address:

                             D. F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                                 (800) 207-3159

                                                                       Exhibit B
                                         APF's Restated Articles (clean version)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECOND AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                        CNL RESTAURANT PROPERTIES, INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

 Article I : THE COMPANY; DEFINITIONS......................................  B-1
    1.1  Name.............................................................   B-1
    1.2  Resident Agent...................................................   B-1
    1.3  Nature of Company................................................   B-1
    1.4  Purposes.........................................................   B-1
    1.5  Definitions......................................................   B-1

 Article II : BOARD OF DIRECTORS...........................................  B-3
    2.1  Number...........................................................   B-3
    2.2  Committees.......................................................   B-4
    2.3  Initial Board; Term..............................................   B-4
    2.4  Fiduciary Obligations............................................   B-4
    2.5  Resignation, Removal or Death....................................   B-4
    2.6  Business Combination Statute.....................................   B-5
    2.7  Control Share Acquisition Statute................................   B-5

 Article III : POWERS OF DIRECTORS.........................................  B-5
    3.1  General..........................................................   B-5
    3.2  Specific Powers and Authority....................................   B-5
    3.3  Determination of Best Interest of Company........................   B-9

 Article IV : INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS.............  B-9
    4.1  Investment Objectives............................................   B-9
    4.2  Operating Restrictions...........................................  B-10

 Article V : SHARES........................................................ B-10
    5.1  Authorized Shares................................................  B-10
    5.2  Common Shares....................................................  B-10
    5.3  Preferred Shares.................................................  B-11
    5.4  General Nature of Shares.........................................  B-12
    5.5  Restrictions On Ownership and Transfer...........................  B-12
    5.6  Excess Shares....................................................  B-18
    5.7  Settlements......................................................  B-21
    5.8  Severability.....................................................  B-21
    5.9  Waiver...........................................................  B-21

 Article VI : STOCKHOLDERS................................................. B-21
    6.1  Meetings of Stockholders.........................................  B-21
    6.2  Voting Rights of Stockholders....................................  B-22
    6.3  Stockholder Action to be Taken by Meeting........................  B-22
    6.4  Right of Inspection..............................................  B-22
    6.5  Access to Stockholder List.......................................  B-22
    6.6  Reports..........................................................  B-23

 Article VII : LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY.. B-23
    7.1  Limitation of Stockholder Liability..............................  B-23
    7.2  Exculpation......................................................  B-23
    7.3  Indemnification..................................................  B-23
    7.4  Express Exculpatory Clauses In Instruments.......................  B-23
    7.5  Transactions with Affiliates.....................................  B-24

Article VIII : AMENDMENT; REORGANIZATION; MERGER, ETC...................... B-24
  8.1 Amendment............................................................ B-24
  8.2 Reorganization....................................................... B-24
  8.3 Merger, Consolidation or Sale of Company Property.................... B-25
Article IX : DURATION OF COMPANY........................................... B-26
  9.1 Perpetual Existence.................................................. B-26
Article X : MISCELLANEOUS.................................................. B-26
  10.1 Governing Law....................................................... B-26
  10.2 Reliance by Third Parties........................................... B-26
  10.3 Provisions in Conflict with Law or Regulations...................... B-26
  10.4 Construction........................................................ B-26
  10.5 Recordation......................................................... B-27

                                   ARTICLE I:

                            THE COMPANY; DEFINITIONS

1.1 Name.

   The name of the corporation (the "Company") is:

     CNL Restaurant Properties, Inc.

   So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation of CNL Restaurant Properties, Inc. (these "Articles of Incorporation"), except where the context otherwise requires, shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

   Under circumstances in which the Directors determine that the use of the name "CNL Restaurant Properties, Inc." is not practicable, they may use any other designation or name for the Company.

1.2 Resident Agent.

   The name and address of the resident agent for service of process of the Company in the State of Maryland shall be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

1.3 Nature of Company.

   The Company is a Maryland corporation within the meaning of the MGCL.

1.4 Purposes.

   The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

1.5 Definitions.

   As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article V hereof are defined in Sections 5.2, 5.3, 5.5 and 5.6 hereof):

   "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly, through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any Person or entity, directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

   "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

   "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including without limitation mortgage loans, interests in trust certificates and Secured Equipment Leases, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

   "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.3 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

   "Distributions" means any distributions of money or securities by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or securities.

   "Equity Shares" means transferable shares of beneficial interest of the Company of any class or series, including Common Shares or Preferred Shares.

   "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

   "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

   "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

   "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

   "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, provided that the foregoing exclusion shall apply only if the ownership of such Equity Shares by an underwriter would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

   "Property" or "Properties" means (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only, which are acquired by the Company, either directly or through joint venture arrangements or other partnerships or similar arrangements.

   "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

   "REIT" means a "real estate investment trust" as defined pursuant to Sections 856 through 860 of the Code.

   "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

   "Restaurant Chains" shall mean the national and regional restaurant chains, primarily fast-food, family-style, and casual dining chains who themselves or through their franchisees will either (i) lease the Properties purchased by the Company or (ii) become lessees of Secured Equipment Leases.

   "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

   "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include:
(i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company or the investment objectives of the Company.

   "Secured Equipment Leases" means furniture, fixtures and equipment financing made available by the Company.

   "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

   "Shares" means shares of beneficial interest of the Company of any class or series, including Common Shares, Preferred Shares and Excess Shares.

   "Stockholders" means the registered holders of the Company's Equity Shares.

                                  ARTICLE II:

                               BOARD OF DIRECTORS

2.1 Number.

   The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote; provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares outstanding and entitled to vote. For the purposes of voting for directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

2.2 Committees.

   Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion.

2.3 Initial Board; Term.

   The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

   The names and address of the initial Directors are as follows:

     Name                                                      Address
     ----                                             --------------------------
     James M. Seneff, Jr............................. CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      Orlando, Florida 32801

     Robert A. Bourne................................ CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      Orlando, Florida 32801

     G. Richard Hostetter............................ CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      Orlando, Florida 32801

     J. Joseph Kruse................................. CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      Orlando, Florida 32801

     Richard C. Huseman.............................. CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      Orlando, Florida 32801

2.4 Fiduciary Obligations.

   The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company.

2.5 Resignation, Removal or Death.

   Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote in the election of the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any such right, title or interest in and to the Company Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any Company Property held in his name, and shall account to the remaining Directors as they require for all property which he holds as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts described in the foregoing sentence.

2.6 Business Combination Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

2.7 Control Share Acquisition Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                                  ARTICLE III:

                              POWERS OF DIRECTORS

3.1 General.

   Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments set forth in Article IV hereof and shall monitor the administrative procedures, investment operations, and performance of the Company to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors has approved these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

3.2 Specific Powers and Authority.

   Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

     (i) Investments. Subject to Article IV and Section 7.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

     (ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds (2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to Section 6.2.

     (iii) Sale, Disposition and Use of Property. Subject to Article IV and Sections 7.5 and 8.3 hereof, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

     (iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to reacquire such Securities of the Excess Shares Trust; to enter into other contracts or obligations on behalf of the Excess Shares Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

     (v) Lending. Subject to the provisions of Section 7.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

     (vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee, in the aggregate, will not exceed 5% of the Company's total assets.

     (vii) Issuance of Securities. Subject to the provisions of Article V hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the

  Securities of the Company on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company.

     (viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

     (ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

     (x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

     (xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

     (xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

     (xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

     (xiv) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 7.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

     (xv) Associations. Subject to Section 7.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

     (xvi) Reorganizations, Etc. Subject to Sections 8.2 and 8.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

     (xvii) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Company and the Company Property against any and all risks, and insuring the Stockholders, Directors, officers, Affiliates, employees and agents of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 7.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company.

     (xviii) Executive Compensation, Pension and Other Plans. To adopt and implement executive compensation, pension, profit sharing, share option, share bonus, share purchase, share appreciation rights, restricted share, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Directors, officers, employees or agents of the Company, or to other Persons who have benefited the Company, all on such terms and for such purposes as the Directors may determine or the Bylaws provide.

     (xix) Distributions. To declare and pay dividends or other distributions to Stockholders, subject to the provisions of Section 5.4 hereof.

     (xx) Indemnification. To the extent permitted by Section 7.3 hereof, to indemnify any Person with whom the Company has dealings.

     (xxi) Charitable Contributions. To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Company.

     (xxii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 8.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Excess Shares Trust; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

     (xxiii) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (iii) such resolution is approved by the holders of two-thirds (2/3) of the issued and outstanding Common Shares (as defined in Section 5.2 hereof).

     (xxiv) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

     (xxv) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

     (xxvi) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

     (xxvii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

3.3 Determination of Best Interest of Company.

   In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation,
(iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                  ARTICLE IV:

                INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS

4.1 Investment Objectives.

   The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) distributing dividends commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent, and increasing the Company's income (and dividends) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Secured Equipment Leases; and (iii) qualifying and remaining qualified as a REIT for federal income tax purposes. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Sections 3.2(ii) and (xxiii) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 7.2 hereof.

4.2 Operating Restrictions.

   In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

     (i) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

     (ii) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

   The foregoing objectives may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Common Shares.

                                   ARTICLE V:

                                     SHARES

5.1 Authorized Shares.

   The capital stock of the Company shall be divided into Shares. The total number of Shares which the Company is authorized to issue is two hundred eighteen million five hundred thousand (218,500,000) Shares, consisting of one hundred thirty-seven million five hundred thousand (137,500,000) Common Shares (as defined and described in Section 5.2 hereof), three million (3,000,000) Preferred Shares (as defined and described in Section 5.3 hereof) and seventy-eight million (78,000,000) Excess Shares (as defined and described in Section
5.6 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

5.2 Common Shares.

   (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

   (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 6.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

   (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

   (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or securities as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5.2(iv) shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any

Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors
(i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

   (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii) hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in Section 5.5(i) or change in capital structure or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction), a price per share equal to the Market Price (as that term is defined in Section 5.5(i) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

   (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of common stock shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

5.3 Preferred Shares.

   The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of Preferred Shares bears to the book value of the Common Shares or the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (i) The designation of the series, which may be by distinguishing number, letter or title.

     (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

     (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

     (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

     (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

     (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

     (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

     (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

     (ix) Any other relative rights, preferences and limitations on that series.

   Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

5.4 General Nature of Shares.

   All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of Shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

5.5 Restrictions On Ownership and Transfer.

   (i) Definitions. For purposes of Sections 5.5 and 5.6, the following terms shall have the following meanings:

     "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

     "Beneficial Ownership" means ownership of Shares by an individual who would be treated as an owner of such Shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. For purposes of this definition, the term "individual" shall include any organization, trust, or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

     "Beneficiary" means a beneficiary of the Excess Shares Trust as determined pursuant to Section 5.6(i) hereof.

     "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares are listed or admitted to trading, or, if the affected class or series of Equity Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use, or, if the affected class or series of Equity Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Directors in its discretion.

     "Common Share Ownership Limit" means, with respect to the Common Shares, nine point eight percent (9.8%) of the outstanding Common Shares, subject to adjustment pursuant to Section 5.5(x) (but not more than nine point nine percent (9.9%) of the outstanding Common Shares, as so adjusted) and to the limitations contained in Section 5.5(xi).

     "Constructive Ownership" means ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares, either actually or constructively, directly or indirectly, through the application of Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

     "Excess Shares Trust" means the trust created pursuant to Section 5.6(i) hereof.

     "Excess Shares Trustee" means the Company as trustee for the Excess Shares Trust, and any successor trustee appointed by the Company.

     "Market Price" means the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10) Trading Day period for which Closing Prices are available).

     "Ownership Limit" means the Common Share Ownership Limit or the Preferred Share Ownership Limit, or both, as the context may require.

     "Preferred Share Ownership Limit" means, with respect to the Preferred Shares, nine point eight percent (9.8%) of the outstanding shares of a particular series of Preferred Shares of the Company, subject to adjustment pursuant to Section 5.5(x) (but not more than nine point nine percent (9.9%) of the outstanding Preferred Shares, as so adjusted) and to the limitations contained in this Section 5.5.

     "Purported Beneficial Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to Section 5.5(iii), automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

     "Purported Beneficial Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii). The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

     "Purported Record Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to Section 5.5(iii), automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

     "Purported Record Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii). The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

     "Restriction Termination Date" means the first day on which the Board of Directors of the Company determines, pursuant to Section 3.2(xxiii) hereof, that it is no longer in the best interests of the Company to attempt or continue to qualify as REIT.

     "Trading Day" means a day on which the principal national securities exchange on which the affected class or series of Equity Shares are listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares are not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" means any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

   (ii) Ownership and Transfer Limitations.

     (a) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix) and Section 5.7, prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit.

     (b) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix) and Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in excess of the Common or Preferred Share Ownership Limit shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the Common or Preferred Share Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

     (c) Notwithstanding any other provision of these Articles of Incorporation, and except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership (including actual ownership) with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial Owner or Constructive Owner) shall acquire no rights in that number of Equity Shares.

     (d) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

     (e) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.7, prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Company, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Company to own (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code and (ii) cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void ab initio as to the Transfer, Acquisition, change in capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

   (iii) Exchange for Excess Shares.

     (a) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that any Person would either Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit, then, except as otherwise provided in Section 5.5(ix), such Equity Shares (rounded up to the next whole number of shares) in excess of the Common or Preferred Share Ownership Limit automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, other change in purported Beneficial or Constructive Ownership of Equity Shares, or other event or transaction.

     (b) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (b), (c), (d) and (e) of Section 5.5(ii) or, directly or indirectly, would cause the Company for any reason to fail to qualify as a REIT by reason of being "closely held" within the meaning of
  Section 856(h) of the Code, or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, then the Equity Shares (rounded up to the next whole number of shares) being Transferred or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership and which, in any case, would cause the Company to be "closely held" within the meaning of such Section 856(h) or otherwise would cause the Company to fail to qualify as a REIT automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer, Acquisition, change in capital structure, other purported change in Beneficial or Constructive Ownership or other event or transaction.

     (iv) Remedies For Breach. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer, Acquisition, change in the capital structure of the Company or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of Section 5.5(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of this Section 5.5, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, change in the capital structure of the Company, other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Company or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Company, attempted Transfer or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction in violation of subparagraphs (b), (c), (d) and (e) of Section 5.5(ii) (as applicable) shall be void ab initio and where applicable automatically shall result in the exchange described in Section 5.5(iii), irrespective of any action (or inaction) by the Board of Directors or its designee.

     (v) Notice of Restricted Transfer. Any Person who acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of Section 5.5(ii) and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to Section 5.5(iii), or otherwise shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition, or purported change in Beneficial or Constructive Ownership, shall give at least fifteen
  (15) days prior written notice to the Company, of such event and shall promptly provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer, Acquisition, Attempted Acquisition or purported change in Beneficial or Constructive Ownership on the Company's status as a REIT.

     (vi) Owners Required To Provide Information. Prior to the Restriction Termination Date:

       (a) Every Beneficial or Constructive Owner of more than five percent (5%), or such lower percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Directors, in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Company shall annually, no later than January 31 of each calendar year, give written notice to the Company stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and (iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Company such additional information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Company's status as a REIT and to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

       (b) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the Stockholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Company such information as the Company, in its sole discretion, may request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

     (vii) Remedies Not Limited. Nothing contained in this Article V except
  Section 5.7 shall limit scope or application of the provisions of this
  Section 5.5, the ability of the Company to implement or enforce compliance with the terms thereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limits for each class or series of Equity Shares and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

     (viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 5.5, including any definition contained in Sections 1.5 and 5.5(i), the Board of Directors shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 5.5 with respect to any situation based on the facts known to it.

     (ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c),
  (d) and (e) of Section 5.5(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person that is not an individual, as such term is defined in Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

     (x) Increase in Common or Preferred Share Ownership Limit. Subject to the limitations contained in Section 5.5(xi), the Board of Directors may from time to time increase the Common or Preferred Share Ownership Limit.

     (xi) Limitations on Modifications.

       (a) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation, the Company would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of shares of Equity Shares by all Persons equal to the greatest of (A) the actual ownership, (B) the Beneficial Ownership of Equity Shares by each Person, or (C) the applicable Ownership Limit with respect to such Person.

       (b) Prior to any modification of the Ownership Limit with respect to any Person, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Company's status as a REIT.

       (c) Neither the Preferred Share Ownership Limit nor the Common Share Ownership Limit may be increased to a percentage that is greater than nine point nine percent (9.9%).

     (xii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

       "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted transfer, transaction or other event. Any Transfer or Acquisition of Common Shares and/or Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Company, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

5.6 Excess Shares.

   (i) Ownership In Trust. Upon any purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to Section 5.5(iii), such Excess Shares shall be deemed to have been transferred to the Company, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 5.5(v). Excess Shares so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section 5.5(v). The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in Section 5.6(iii) and (v).

   (ii) Distribution Rights. Excess Shares shall not be entitled to any dividends or Distributions (except as provided in Section 5.6(iii)). Any dividend or Distribution paid prior to the discovery by the Company that the Equity Shares have been exchanged for Excess Shares shall be repaid to the Company upon demand, and any dividend or Distribution declared but unpaid at the time of such discovery shall be void ab initio with respect to such Excess Shares.

   (iii) Rights Upon Liquidation.

     (a) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Company's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (A) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (B) each holder of Preferred Shares of all series entitled to so participate; and (C) each holder of Common Shares and Excess Shares resulting from the exchange of Common Shares (to the extent permitted by Section 5.5(iii) hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of shares of such Excess Shares held by such holder bears to the total number of (1) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (2) outstanding Preferred Shares of all series entitled to so participate; and (3) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (A) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the shares of Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

     (b) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (A) each other holder of such Excess Shares and (B) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii)), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (A) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Equity Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

   (iv) Voting Rights. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the MGCL).

   (v) Restrictions on Transfer; Designation of Beneficiary.

     (a) Excess Shares shall not be transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer or Acquisition that resulted in the Excess Shares), if (A) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (B) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (1) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (2) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of Shares that were originally exchanged for such Excess Shares), and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported Record Holder) must give advance written notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 5.6(vi).

     (b) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (i) of this Section 5.5(v), such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Company.

     (c) If any of the transfer restrictions set forth in this Section 5.5(v), or any application thereof, are determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Company, to have acted as the agent of the Company in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply and to hold such Excess Shares on behalf of the Company.

   (vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) and (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Company, or its designee, accepts such offer. The Company and its assignees shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Directors determines in good faith that a Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial or Constructive Ownership resulting in Excess Shares has occurred, if the Company does not receive a notice pursuant to Section 5.5(v), but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 5.6(v).

   (vii) Remedies Not Limited. Nothing contained in this Article V except
Section 5.7 shall limit scope or application of the provisions of this Section 5.6, the ability of the Company to implement or enforce compliance with the terms hereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with applicable Share Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

   (viii) Authorization. At such time as the Board of Directors authorizes a series of Preferred Shares pursuant to Section 5.3 of this Article V, without any further or separate action of the Board of Directors, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that such Excess Shares are already authorized or this Article V requires different terms.

5.7 Settlements.

   Nothing in Sections 5.5 and 5.6 or in any other provision of these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

5.8 Severability.

   If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article V shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

5.9 Waiver.

   The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article V if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

                                  ARTICLE VI:

                                  STOCKHOLDERS

6.1 Meetings of Stockholders.

   There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

6.2 Voting Rights of Stockholders.

   Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 2.3, 2.5 and 6.1 hereof; (b) amendment of these Articles of Incorporation as provided in Section
8.1 hereof; (c) reorganization of the Company as provided in Section 8.2 hereof; (d) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section 8.3 hereof; and (e) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xxiii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of two-thirds of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

6.3 Stockholder Action to be Taken by Meeting.

   Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

6.4 Right of Inspection.

   Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

6.5 Access to Stockholder List.

   An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein and a copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The Company may impose a reasonable charge for expenses incurred in reproducing such Stockholder List. The Stockholder List may not be used for commercial purposes.

   If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

6.6 Reports.

   The Directors shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company an annual report for each fiscal year in accordance with the requirements of the Securities and Exchange Commission and the New York Stock Exchange or other national securities exchange on which the Company's Securities are listed.

                                  ARTICLE VII:

           LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

7.1 Limitation of Stockholder Liability.

   No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

7.2 Exculpation.

   To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or any of the Stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any provision of these Articles of Incorporation inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

7.3 Indemnification.

   Each person who is or was or who agrees to become a director or officer of the Company, or each person who, while a director of the Company, is or was serving or who agrees to serve, at the request of the Company, as a director, officer, partner, joint venture, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Company, to the full extent permitted from time to time by the Maryland General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Company shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to any employee or agent of the Company, in accordance with the Bylaws of the Company. Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article VII. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

7.4 Express Exculpatory Clauses In Instruments.

   Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders,

Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

7.5 Transactions with Affiliates.

   The Company may engage in transactions with any Affiliates, subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 5.6) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL
(S) 2-419 and other applicable law.

                                 ARTICLE VIII:

                    AMENDMENT; REORGANIZATION; MERGER, ETC.

8.1 Amendment.

   (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 8.2 hereof and this Section
8.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds (2/3) of the Shares then outstanding and entitled to vote thereon.

   (ii) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

   (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 10.5.

   (iv) These Articles of Incorporation may not be amended except as provided in this Section 8.1.

8.2 Reorganization.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

8.3 Merger, Consolidation or Sale of Company Property.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company also must be approved by a majority of the Directors not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

   In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction which has not been approved by vote of at least two-thirds (2/3) of the Stockholders, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

     (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

     (ii) one of the following:

       (a) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

       (b) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

     The Company is prohibited from participating in any proposed Roll-Up
  Transaction:

     (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 7.1 of these Articles of Incorporation;

     (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to pre serve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

     (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 6.4 and 6.5 hereof; or

     (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                                  ARTICLE IX:

                              DURATION OF COMPANY

9.1 Perpetual Existence.

   The duration of the Company is perpetual.

                                   ARTICLE X:

                                 MISCELLANEOUS

10.1 Governing Law.

   These Articles of Incorporation have been approved by the Directors executing the Articles of Amendment in which they are included and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

10.2 Reliance by Third Parties.

   Any certificate shall be final and conclusive as to any Persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation;
(vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

10.3 Provisions in Conflict with Law or Regulations.

   (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 8.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

   (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

10.4 Construction.

   In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

10.5 Recordation.

   These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

                                                                       Exhibit C
         APF's Restated Articles (marked to show changes from Existing Articles)


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                          SECOND AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                 CNL RESTAURANT AMERICAN PROPERTIES FUND, INC.


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                               TABLE OF CONTENTS

Article I: THE COMPANY; DEFINITIONS.......................................  C-1
  1.1Name.................................................................  C-1
  1.2Resident Agent.......................................................  C-1
  1.3Nature of Company....................................................  C-1
  1.4Purposes.............................................................  C-1
  1.5Definitions..........................................................  C-1
Article II: BOARD OF DIRECTORS............................................  C-7
  2.1Number...............................................................  C-7
  2.2Committees...........................................................  C-8
  2.3Initial Board; Term..................................................  C-8
  2.4Fiduciary Obligations................................................  C-8
  2.5Resignation, Removal or Death........................................  C-8
  2.6Business Combination Statute.........................................  C-8
  2.7Control Share Acquisition Statute....................................  C-9
Article III: POWERS OF DIRECTORS..........................................  C-9
  3.1General..............................................................  C-9
  3.2Specific Powers and Authority........................................  C-9
  3.3Determination of Best Interest of Company............................ C-13
Article IV: INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS.............. C-17
  4.1Investment Objectives................................................ C-17
  4.2Operating Restrictions............................................... C-18
Article V: SHARES......................................................... C-22
  5.1Authorized Shares.................................................... C-22
  5.2Common Shares........................................................ C-22
  5.3Preferred Shares..................................................... C-23
  5.4General Nature of Shares............................................. C-24
  5.5Restrictions On Ownership and Transfer............................... C-24
  5.6Excess Shares........................................................ C-30
  5.7Settlements.......................................................... C-33
  5.8Severability......................................................... C-33
  5.9Waiver............................................................... C-33
Article VI: STOCKHOLDERS.................................................. C-34
  6.1Meetings of Stockholders............................................. C-34
  6.2Voting Rights of Stockholders........................................ C-34
  6.3Stockholder Action to be Taken by Meeting............................ C-34
  6.4Right of Inspection.................................................. C-34
  6.5Access to Stockholder List........................................... C-35
  6.6Reports.............................................................. C-35
Article VII: LIABILITY; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY... C-36
  7.1Limitation of Stockholder Liability.................................. C-36
  7.2Exculpation.......................................................... C-36
  7.3Indemnification...................................................... C-36
  7.4Express Exculpatory Clauses In Instruments........................... C-37
  7.5Transactions with Affiliates......................................... C-38

ARTICLE VIII: AMENDMENT; REORGANIZATION; MERGER, ETC....................... C-38
  8.1Amendment............................................................. C-38
  8.2Reorganization........................................................ C-39
  8.3Merger, Consolidation or Sale of Company Property..................... C-39
ARTICLE IX: DURATION OF COMPANY............................................ C-40
  9.1Perpetual Existence................................................... C-40
ARTICLE X: MISCELLANEOUS................................................... C-40
  10.1Governing Law........................................................ C-40
  10.2Reliance by Third Parties............................................ C-40
  10.3Provisions in Conflict with Law or Regulations....................... C-41
  10.4Construction......................................................... C-41
  10.5Recordation.......................................................... C-41

                             ARTICLE I: ARTICLE I:

                            THE COMPANY; DEFINITIONS

Section 2.1 1.1 Name.

   The name of the corporation (the "Company") is:

                 CNL Restaurant American Properties Fund, Inc.

   So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, (and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation Amendment and Restatement of CNL American Restaurant Properties Fund, Inc. (these "Articles of Incorporation"), except where the context otherwise requires,) shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

   Under circumstances in which the Directors determine that the use of the name "CNL American Restaurant Properties Fund, Inc." is not practicable, they may use any other designation or name for the Company.

Section 1.2 1.2 Resident Agent.

   The name and address of the resident agent for service of process of the Company in the State of Maryland shall be is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

Section 1.3 1.3 Nature of Company.

   The Company is a Maryland corporation within the meaning of the MGCL.

Section 1.4 1.4 Purposes.

   The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

1.1 1.5 Definitions.

   As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article V ARTICLE VII hereof are defined in Sections 5.2, 5.3,
5.5 and 5.6 7.2, 7.3, 7.6, and 7.7 hereof):

   "Acquisition Expenses" shall mean any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection or acquisition of any Property, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance.

   "Acquisition Fee" shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person or entity to any other Person or entity (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in mortgage loans and the selection or acquisition of any Property, including, without limitation, real estate commissions, acquisition fees, finder's fees, selection fees, nonrecurring management fees, consulting fees, loan fees, points, or any other fees or commissions of a similar nature.

   "Advisor" or "Advisors" means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

   "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly,; through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any Person or entity, directly or indirectly owning or controlling ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

   "Asset Management Fee" shall mean the fee payable to the Advisor for specified day-to-day professional management services in connection with the Company and its Properties pursuant to the Advisory Agreement.

   "Average Invested Assets" shall mean, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Properties and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

   "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

   "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including without limitation mortgage loans, interests in trust certificates and Secured Equipment Leases, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

   "Competitive Real Estate Commission" means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property. The total of all real estate commissions paid by the Company to all Persons (including the subordinated real estate disposition fee payable to the Advisor) in connection with any Sale of one or more of the Company's Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) six percent (6%) of the gross sales price of the Property or Properties.

   "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.32.4 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

   "Distributions" means any distributions of money or securities by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or securities.

   "Equipment" shall mean the furniture, fixtures and equipment used at Restaurant Facilities.

   "Equity Shares" means transferable shares of beneficial interest of the Company of any class or series, including Common Shares or Preferred Shares.

   "Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company through the offering, without deduction for selling commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be $10.00.

   "Independent Director" means a Director who is not, and within the last two
(2) years has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts advised by the Advisor, or
(vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent (5%) of either the Director's annual gross revenue during either of the last two (2) years or the Director's net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates or the Company.

   "Independent Expert" means a person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

   "Initial Public Offering" means the offering and sale of Common Shares of the Company pursuant to the Company's first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

   "Invested Capital" means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company's share redemption plan.

   "Joint Ventures" means those joint venture or general partnership arrangements in which the Company is a co-venturer or general partner which are established to acquire Properties.

   "Leverage" means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

   "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

   "Loan" means a loan, the maximum principal amount of which shall not exceed 10% of Gross Proceeds.

   "Managing Dealer" means CNL Securities Corp., an Affiliate of the Advisor, or such other person or entity selected by the Board of Directors to act as the managing dealer for the offering. CNL Securities Corp. is a member of the National Association of Securities Dealers, Inc.

   "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

   "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

   "NASAA REIT Guidelines" means the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association.

   "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

   "Net Income" shall mean for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company's assets.

   "Net Sales Proceeds" means in the case of a transaction described in clause
(i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Company. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of any legal and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture. In the case of a transaction or series of transactions described in clause (i)(D) of the Definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of all commissions and closing costs paid by the Company. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby and reinvested in one or more Properties within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include, in the case of any Property consisting of a building only, any amounts that the Company determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

   "Operating Expenses" shall include all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including (a) advisory fees, (b) the Soliciting Dealer Servicing Fee, (c) the Asset Management Fee, (d) the Performance Fee, and (e) the Subordinated Incentive Fee, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Advisor's subordinated ten percent (10%) share of Net Sales Proceeds, (vi) the Secured Equipment Lease Servicing Fee, and (vii) Acquisition Fees and Acquisition Expenses, real estate commissions on the resale of property, and other expenses connected with the acquisition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

   "Organizational and Offering Expenses" means any and all costs and expenses, other than Selling Commissions, the 0.5% marketing support and due diligence expense reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, the Advisor or any Affiliate of either in connection with the formation, qualification and registration of the Company and the marketing and distribution of Shares, including, without limitation, the following: legal, accounting and escrow fees; printing, amending, supplementing, mailing and distributing costs; filing, registration and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including the costs related to investor and broker-dealer sales meetings. The Organizational and Offering Expenses paid by the Company in connection with formation of the Company, together with all Selling Commissions, the 0.5% marketing support and due diligence reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, will not exceed fifteen percent (15%) of the proceeds raised in connection with such offering.

   "Performance Fee" means the fee payable to the Advisor under certain circumstances if certain performance standards have been met and the Subordinated Incentive Fee has not been paid.

   "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include (i) an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, provided that the foregoing exclusions shall apply only if the ownership of such Equity Shares by an underwriter would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of
Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

   "Property" or "Properties" means (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only, which are acquired by the Company, either directly or through joint venture arrangements or other partnerships or similar arrangements.

   "Prospectus" means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

   "Real Estate Asset Value" shall mean the amount actually paid or allocated to the purchase, development, construction or improvement of a Property, exclusive of Acquisition Fees and Acquisition Expenses.

   "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

   "REIT" means a "real estate investment trust" as defined pursuant to Sections 856 through 860 of the Code.

   "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

   "Restaurant Chains" shall mean the national and regional restaurant chains, primarily fast-food, family-style, and casual dining chains, to be selected by the Advisor, who themselves or through their franchisees will either (i) lease the Properties purchased by the Company or (ii) become lessees of Secured Equipment Leases.

   "Roll-Up Entity" shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

   "Roll-Up Transaction" shall mean a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include:
(i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.

   "Sale" or "Sales" (i) means any transaction or series of transactions whereby: (A) the Company sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company sells, grants, conveys, or relinquishes its interest in any Secured Equipment Lease or portion thereof, including any event with respect to any Secured Equipment Lease which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause
(i)(A), (i)(B), or (i)(C) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties or Secured Equipment Leases within one hundred eighty (180) days thereafter.

   "Secured Equipment Leases" means the furniture, fixtures and equipment financing made available by the Company. to operators of Restaurant Chains pursuant to which the Company will finance, through direct financing leases, the Equipment.

   "Secured Equipment Lease Servicing Fee" means the fee payable to the Advisor by the Company out of the proceeds of the Loan for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease.

   "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

   "Selling Commissions" shall mean any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to CNL Securities Corp.

   "Shares" means shares of beneficial interest of the Company of any class or series, including Common Shares, Preferred Shares and Excess Shares. up to 16,500,000 Shares of common stock of the Company to be sold in the Initial Public Offering.

   "Soliciting Dealers" means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Managing Dealer to sell Shares.

   "Soliciting Dealer Servicing Fee" means an annual fee of .20% of Invested Capital on December 31 of each year following the year in which the offering of the Shares terminates, payable to the Managing Dealer, which in turn may reallow all or a portion of such fee to the Soliciting Dealers whose clients hold Shares on such date.

   "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

     a. taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

     b. receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

     c. having a substantial number of relationships and contacts with the Company,

     d. possessing significant rights to control Company properties;

     e. receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

     f. providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

   "Stock Option Plan" means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of these Articles of Incorporation.

   "Stockholders' 7% Return," as of each date, means an aggregate amount equal to a seven percent (7%) cumulative, noncompounded, annual return on Invested Capital.

   "Stockholders" means the registered holders of the Company's Equity Shares.

   "Subordinated Incentive Fee" means the fee payable to the Advisor under certain circumstances if the Shares are listed on a national securities exchange or over-the-counter market.

   "Successor" means any successor in interest of the Company.

   "Termination Date" means the date of termination of the Advisory Agreement.

   "Unimproved Real Property" means Property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

                            ARTICLE II: ARTICLE II:

                               BOARD OF DIRECTORS

Section 2.1 2.1 Number.

   The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote: provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. A majority of the Board of Directors will be Independent Directors. Independent Directors shall nominate replacements for vacancies among the Independent Directors. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares outstanding and entitled to vote. For the purposes of voting for directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

Section 2.2 Experience.

   A Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

Section 2.3 2.2 Committees

   Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion., provided that the majority of the members of each committee are Independent Directors.

Section 2.4 2.3 Initial Board; Term.

   The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

   The names and address of the initial Directors are as follows:

   Name                                               Address
   ----                                               -------
   James M. Seneff, Jr............................... CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      400 E. South Street
                                                      Orlando, Florida 32801
   Robert A. Bourne.................................. CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      400 E. South Street
                                                      Orlando, Florida 32801
   G. Richard Hostetter.............................. CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      400 E. South Street
                                                      Orlando, Florida 32801
   J. Joseph Kruse................................... CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      400 E. South Street
                                                      Orlando, Florida 32801
   Richard C. Huseman................................ CNL Center at City Commons
                                                      450 South Orange Avenue
                                                      400 E. South Street
                                                      Orlando, Florida 32801

Section 2.5 2.4 Fiduciary Obligations.

   The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company. , including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

Section 2.6 Approval by Independent Directors.

   A majority of Independent Directors must approve all matters to which Sections 2.1, 3.2(vii) and (xii), 3.3, 4.1, 4.2, 4.6, 4.7, 4.8, 4.10, 4.13,
5.2, 5.4(xiii) and (xiv), 6.3, 6.4, 8.1, 8.2, 9.2 and 9.4 herein apply.

Section 2.7 2.5 Resignation, Removal or Death.

   Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote in the election of the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any such right, title or interest in and to the Company Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any Company Property held in his name, and shall account to the remaining Directors as they require for all property which he holds as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts described in the foregoing sentence.

Section 2.8 2.6 Business Combination Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

Section 2.9 2.7 Control Share Acquisition Statute.

   Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                           ARTICLE III: ARTICLE III:

                              POWERS OF DIRECTORS

Section 3.1 3.1 General.

   Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in Article IV this Article III and Article V hereof and shall monitor the administrative procedures, investment operations, Secured Equipment Lease program and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors, including a majority of Independent Directors, has approved hereby ratify these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

Section 3.2 Specific Powers and Authority.

   Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the

Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i)  Investments. Subject to Article IV and Section 7.5 Article V and Section
     9.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors, or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

(ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds (2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to Section 6.2. 8.2.

(iii) Sale, Disposition and Use of Property. Subject to Article IV Article V and Sections 7.5 and 8.3 Sections 9.5 and 10.3 hereof, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to reacquire such Securities of the Excess Shares Trust; to enter into other contracts or obligations on behalf of the Excess Shares Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company. ; provided, however, that the Companys Leverage may not exceed 300% of Net Assets.

(v) Lending. Subject to the provisions of Section 7.5 9.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

(vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee, in the aggregate, will not exceed 5% of the Company's total assets.

(vii) Issuance of Securities. Subject to the provisions of Article V Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company. Notwithstanding the foregoing, the Organizational and Offering Expenses paid in connection with the REITs formation or the syndication of its Shares through the Initial Public Offering shall be reasonable and shall in no event exceed an amount equal to fifteen percent (15%) of the proceeds raised in the Initial Public Offering.

(viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

(xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

(xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiv) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 7.5 9.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors, or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

(xv) Associations. Subject to Section 7.5 9.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xvi) Reorganizations, Etc. Subject to Sections 8.2 and 8.3 10.2 and 10.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

(xvii) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Company and the Company Property against any and all risks, and insuring the Stockholders, Directors, officers, Advisors, Affiliates, employees and agents of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 7.3 9.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board of Directors' power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.

(xviii) Executive Compensation, Pension and Other Plans. To adopt and implement executive compensation, pension, profit sharing, share option, share bonus, share purchase, share appreciation rights, restricted share, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Directors, officers, employees or agents of the Company, or to other Persons who have benefited the Company, all on such terms and for such purposes as the Directors may determine or the Bylaws provide.

(xix) Distributions. To declare and pay dividends Dividends or other distributions to Stockholders, subject to the provisions of Section 5.4
      7.4 hereof.

(xx) Indemnification. To the extent permitted by Section 7.3 9.2 hereof, to indemnify any Person with whom the Company has dealings. The Board of Directors' ability to indemnify any Person shall be limited to indemnification provisions that comply with all applicable state laws and the NASAA REIT Guidelines.

(xxi) Charitable Contributions. To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Company.

(xxii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 8.2 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Excess Shares Trust; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

(xxii)(xxiii)Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (iii) such resolution is approved by the holders of two-thirds (2/3) of the issued and outstanding Common Shares (as defined in Section 5.2 7.2 hereof).

(xxiv) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

(xxv) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxvi) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

(xxvii) Listing Shares. To cause the listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after completion of the offering.

(xxviii)(xxii)Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

Section 3.3 3.3 Determination of Best Interest of Company.

   In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation,
(iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                  ARTICLE IV:

                                    ADVISOR

Section 4.1 Appointment and Initial Investment of Advisor.

   The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor is the holder of 20,000 Shares, representing an initial investment of $200,000.

Section 4.2 Supervision of Advisor.

   The Directors shall evaluate the performance of the Advisor before entering into or renewing an advisory contract and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company (including the Secured Equipment Lease program), to act as agent for the Company to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Directors.

   The Directors are responsible for monitoring the administrative procedures, investment operations, Secured Equipment Lease program and performance of the Company and the Advisor to assure that such procedures, operations and programs are in the best interests of the Stockholders and are fulfilled.

   The Board of Directors is also responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are in the best interests of the Stockholders. In addition, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Board of Directors also will be responsible for reviewing the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services to be performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Board of Directors will consider factors such as the Net Assets and Net Income of the Company, the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company's portfolio, the success of the Advisor in generating opportunities that meet the investment objectives of the Company, rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business, the quality and extent of service and advice furnished by the Advisor, the performance of the investment portfolio of the Company and the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account. The Directors also shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

Section 4.3 Fiduciary Obligations.

   The Advisor has a fiduciary responsibility to the Company and to the Stockholders.

Section 4.4 Affiliation and Functions.

   The Directors, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Advisor.

Section 4.5 Termination.

   Either a majority of the Independent Directors or the Advisor may terminate the advisory contract on sixty (60) days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

Section 4.6 Real Estate Commission on Resale of Property.

   The Company shall pay the Advisor a deferred, subordinated real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of a Competitive Real Estate Commission, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties and shall be subordinated to receipt by the Stockholders of Dividends equal to the sum of
(i) their aggregate Stockholders' 7% Return and (ii) their aggregate Invested Capital. If, at the time of a Sale, payment of such disposition fee is deferred because the subordination conditions have not been satisfied, then the disposition fee shall be paid at such later time as the subordination conditions are satisfied. Upon Listing, if the Advisor has accrued but not been paid such real estate disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, stockholders will be deemed to have received a Dividend in the amount equal to the product of the total number of shares outstanding and the average closing price of the Shares over a period, beginning 180 days after Listing, of 30 days during which the Shares are traded.

Section 4.7 Subordinated Share of Net Sales Proceeds.

   The Company shall pay the Advisor a deferred, subordinated share from a Sale or Sales of a Property or Secured Equipment Lease, whether or not in liquidation of the Company, equal to 10% of Net Sales Proceeds remaining after receipt by the Stockholders of Dividends equal to the sum of (i) the Stockholders' 7% Return and (ii) 100% of Invested Capital. Following Listing, no share of Net Sales Proceeds will be paid to the Advisor.

Section 4.8 Incentive Fees.

(i) At such time, if any, as Listing occurs, the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to ten percent (10%) of the amount by which (i) the market value of the Company (as defined below) plus the total Dividends paid to Stockholders from the Company's inception until the date of Listing exceeds (ii) the sum of (A) one hundred percent (100% ) of Invested Capital and (B) the total Dividends required to be paid to the Stockholders in order to pay the Stockholders' 7% Return from inception through the date the market value is determined. For purposes of calculating the Subordinated Incentive Fee, the market value of the Company shall be the average closing price or average of bid and asked price, as the case may be, over a period of thirty (30) days during which the Shares are traded with such period beginning one hundred eighty (180) days after Listing. In the case of multiple Advisors, Advisors and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to Company assets by each respective Advisor or any Affiliate. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a deferred, subordinated share of Net Sales Proceeds from a Sale or Sales of a Property or Secured Equipment Lease.

(ii) In no event shall the Company pay a single Advisor both the Subordinated Incentive Fee and the deferred subordinated share of Net Sales Proceeds.

(iii) In the event that the Company becomes a perpetual life entity (which will occur) if the Shares become listed on a national securities exchange or over-the-counter market, the Company and the Advisor will negotiate in good faith a fee structure appropriate for an entity with a perpetual life, subject to approval by a majority of the Independent Directors. In negotiating a new fee structure, the Independent Directors shall consider all of the factors they deem relevant. These are expected to include, but will not necessarily be limited to: (i) the amount of the advisory fee in relation to the asset value, composition, and profitability of the Company's portfolio; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by Advisors that perform the same or similar services;
      (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, and number and frequency of problem investments; and (vii) the quality of the Property portfolio of the Company in relationship to the investments generated by the Advisor for its own account. The Board of Directors, including a majority of the Independent Directors, may not approve a new fee structure that, in its judgment, is more favorable to the Advisor than the current fee structure.

Section 4.9 Performance Fee.

   Upon termination of the Advisory Agreement, the Advisor shall be entitled to receive a Performance Fee if performance standards satisfactory to a majority of the Board of Directors, including a majority of the Independent Directors, when compared to (a) the performance of the Advisor in comparison with its performance for other entities; and (b) the performance of other advisors for similar entities, have been met. If Listing has not occurred, the Performance Fee, if any, shall equal ten percent (10%) of the amount, if any, by which (i) the appraised value of the Properties and Secured Equipment
Leases on the Termination Date, less the amount of all indebtedness secured by Properties and Secured Equipment Leases, plus the total Dividends paid to Stockholders from the Company's inception through the Termination Date, exceeds (ii) Invested Capital plus an amount equal to the Stockholders' 7% Return from inception through the Termination Date. The Advisor shall be entitled to receive all accrued but unpaid compensation and expense reimbursements in cash within thirty (30) days of the Termination Date. All other amounts payable to the Advisor in the event of a termination shall be evidenced by a promissory note and shall be payable from time to time. The Performance Fee shall be paid in twelve (12) equal quarterly installments without interest on the unpaid balance, provided, however, that no payment will be made in any quarter in which such payment would jeopardize the Company's REIT status, in which case any such payment or payments will be delayed until the net quarter in which payment would not jeopardize REIT status. Notwithstanding the preceding sentence, any amounts which may be deemed payable at the date the obligation to pay the Performance Fee is incurred which relate to the appreciation of the Company's Properties shall be an amount which provides compensation to the terminated Advisor only for that portion of the holding period for the respective Properties during which such terminated Advisor provided services to the Company. Upon Listing, the Performance Fee, if any, payable thereafter will be as negotiated between the Company and the Advisor. The Advisor shall not be entitled to payment of the Performance Fee in the event the Advisory Agreement is terminated because of failure of the Company and the Advisor to establish a fee structure appropriate for a perpetual-life entity at such time, if any, as the Shares become listed on a national securities exchange or over-the-counter market. The Performance Fee, to the extent payable at the time of Listing, will not be paid in the event that the Subordinated Incentive Fee is paid.

Section 4.10 Acquisition Fee and Acquisition Expenses.

   The Company shall pay the advisor a fee in the amount of 4.5% of Gross Proceeds from the sale of Shares as Acquisition Fees. The Acquisition Fees shall be reduced to the extent that, and if necessary to limit, the total compensation paid to all persons involved in the acquisition of any Property to the amount customarily charged in arms-length transactions by other persons or entities rendering similar services as an ongoing public activity in the same geographical location and for comparable types of Properties, and to the extent that other acquisition fees, finder's fees, real estate commissions, or other similar fees or commissions are paid by any person in connection with the transaction. The Company shall reimburse the Advisor for Acquisition Expenses incurred in connection with the initial selection and acquisition of Properties, provided that reimbursement shall be limited to the actual cost of goods and services used by the Company and obtained from entities not affiliated with the Advisor, or the lesser of the actual cost or 90% of the competitive rate charged by unaffiliated persons providing similar goods and services in the same geographic location for goods or services provided by the Advisor or its Affiliates. The total of all Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to six percent (6%) of the contract price of a Property, or in the case of a mortgage loan, six percent (6%) of the funds advanced unless a majority of the Board of Directors, including a majority of the Independent Directors, not otherwise interested in the transaction approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

Section 4.11 Asset Management Fee.

   The Company shall pay the Advisor monthly Asset Management Fee in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month. Specifically, Real Estate Asset Value equals the amount invested in the Properties wholly owned by the Company, determined on the basis of cost, plus, in the case of Properties owned by any Joint Venture or partnership in which the Company is a co-venturer or partner, the portion of the cost of such Properties paid by the Company, exclusive of Acquisition Fees and Expenses. Payment of a portion of the monthly Asset Management Fee (one-twelfth of .25% of the Company's Real Estate Asset Value) is noncumulative and subordinated to payment of the Stockholders' 7% Return and will be payable in arrears on a quarterly basis. The Asset Management Fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may not be taken in such other fiscal year as the Advisor shall determine.

Section 4.12 Secured Equipment Lease Servicing Fee.

   The Company shall pay the Advisor a fee out of the proceeds of the Loan for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease.

Section 4.13 Reimbursement for Operating Expenses.

   The Company shall not reimburse the Advisor at the end of any fiscal quarter Operating Expenses that, in the four consecutive fiscal quarters then ended (the "Expense Year") exceed (the "Excess Amount") the greater of 2% of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. If there is an Excess Amount in any Expense Year and the Independent Directors determine that such excess was justified, based on unusual and nonrecurring factors which they deem sufficient, the Excess Amount may be carried over and included in Operating Expenses in subsequent Expense Years, and reimbursed to the Advisor in one or more of such years, provided that Operating Expenses in any Expense Year, including any Excess Amount to be paid to the Advisor, shall not exceed the 2%/25% Guidelines. Within 60 days after the end of any fiscal quarter of the Company for which total Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such excess expenses were justified. Such determination shall be reflected in the minutes of the meetings of the Board of Directors.

                             ARTICLE V: ARTICLE IV:

          INVESTMENT OBJECTIVES AND OPERATING RESTRICTIONS LIMITATIONS

Section 5.1 4.1 Investment Objectives.

   The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) distributing Ddividends commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent, and increasing the Company's income (and Ddividends) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Secured Equipment Leases; and (iii) qualifying and remaining qualified as a REIT for federal income tax purposes.; and (iv) providing Stockholders of the Company with liquidity of their investment within five (5) to ten (10) years after commencement of the offering, either in whole or in part, through (a) Listing, or, (b) the commencement of orderly Sales of the Company's Properties and Secured Equipment Leases, (outside the ordinary course of business and consistent with its objective of qualifying as a REIT) and distribution of the proceeds thereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Sections 3.2(ii) and (xxiii) 3.2(v) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 7.3 9.2 hereof.

Section 5.2 Review of Objectives.

   The Independent Directors shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

Section 5.3 Certain Permitted Investments.

(i) The Company may invest in Properties related to the fast-food, family-style and casual dining segments of the restaurant industry, in various locations across the United States.

(ii) The Company may invest in Joint Ventures with the Advisor, one or more Directors or any Affiliate, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii) The Company may invest in equity securities if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

(iv) The Company may offer Secured Equipment Leases to operators of Restaurant Chains provided that a majority of Directors (including a majority of Independent Directors) approve the Secured Equipment Leases as being fair, competitive and commercially reasonable.

Section 5.4 4.2 Operating Restrictions. Investment Limitations.

      In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

     (i) Not more than 10% of the Company's total assets shall be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real property" does not include any Property or Real Estate Financing property acquisitions under construction, under contract for development or planned for development within one year.

     (ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

     (iii) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which a majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Advisor, Directors, or Affiliates, such appraisal of the underlying property must be obtained from an independent expert. Such appraisal shall be maintained in the Company's records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

     (iv) The Company shall not make or invest in mortgage loans, including construction loans, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

     (v) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Director or their Affiliates. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

     (vi) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company's ability to qualify and remain qualified as a REIT. Investments in entities affiliated with the Advisor, a Director, the Company or their Affiliates are subject to restrictions on Joint Venture investments.

     (vii) The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors on terms outlined in the section relating to Common Shares entitled "Redemption of Shares" in the Company's Prospectus relating to the Initial Public Offering); (B) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt; (C) Equity Shares on a deferred payment basis or under similar arrangements; (D) non-voting or assessable securities; (E) options, warrants, or similar evidences of a right to buy its securities (collectively, "Options") unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or
  (3) as part of a Stock Option Plan available to Directors, officers, employees of the Company or the Advisor. Options may not be issued to the Advisor, Director or any Affiliate thereof except on the same terms as such Options are sold to the general public. Options may be issued to persons other than the Advisor, Directors or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant.

     (viii) The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

     (ix) A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, or their Affiliates, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors.

     (x) The Company shall not engage in underwriting or the agency distribution of securities issued by others or in trading, as compared to investment activities.

     (xi) The Company shall not invest in any foreign currency or bullion or engage in short sales.

     (xii) The Company shall not issue senior securities except notes to banks and other lenders and Preferred Shares.

     (xiii) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Directors at least quarterly. The maximum amount of such Leverage in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed three hundred percent (300%). Any excess in Leverage over such three hundred percent (300%) level shall be approved by at least a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company, along with the justification for such excess.

     (xiv) The Company may borrow money from the Advisor, Director or any Affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances; provided, however, that the Advisor and its Affiliates shall not make loans to the Company, or to Joint Ventures in which the Company is a co-venturer, for the purchase of Properties. Notwithstanding the foregoing, the Advisor and its Affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its Affiliates on behalf of the Company or Joint Ventures in which the Company is a co-venturer, subject to subsection (xix) below.

     (xv) The Company shall not make loans to the Advisor or its Affiliates.

       (xvi)(i) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

       (xvii)(ii) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

   The foregoing objectives may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Common Equity Shares.

                                  ARTICLE VI:

                             CONFLICTS OF INTEREST

Section 6.1 Sales and Leases to Company.

   The Company may purchase property from the Advisor, Director, or any Affiliate upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

Section 6.2 Sales and Leases to the Advisor, Directors or Affiliates.

   An Advisor, Director or Affiliate may acquire or lease assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

 Multiple Programs.

   (i) Until completion of the initial public offering of Shares by the Company, the Advisor and its Affiliates will not offer or sell interests in any subsequently formed public program that has investment objectives and structure similar to those of the Company and that intends to (a) invest, on a cash and/or leveraged basis, in a diversified portfolio of restaurant properties (either existing properties or properties upon which restaurants are to be constructed) to be leased on a "triple-net" basis to operators of national and regional fast-food, family-style, and casual dining restaurant chains; and (b) offer Secured Equipment Leases. The Advisor and its Affiliates also will not purchase property or offer Secured Equipment Leases for any such subsequently formed public program until substantially all (generally, eighty percent (80%)) of the funds available for investment (net offering proceeds) by the Company have been invested or committed to investment. (For purposes of the preceding sentence only, funds are deemed to have been committed to investment to the extent written agreements in principle or letters of understanding are executed and in effect at any time, whether or not any such investment is consummated, and also to the extent any funds have been reserved to make contingent payments in connection with any Property, whether or not any such payments are made). Affiliates of the Advisor are currently purchasing restaurant facilities, including furniture, fixtures, and equipment, and incurring related costs for public and private investor programs, which have investment objectives that are not similar to those of the Company, but which make investments that include "triple-net" leases of fast-food, family-style, and casual dining restaurant properties. The Advisor or its Affiliates currently and in the future may offer interests in one or more public or private investor programs organized to purchase and lease fast-food, family-style, and casual dining restaurants on a "triple-net" basis.

   (ii) In the event that an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, then the entity which has had the longer period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for a program if the requirements of subparagraph (i) above could not be satisfied if the program were to make the investment. In determining whether or not an investment opportunity is suitable for more than one program, the Board of Directors and the Advisor will examine such factors, among others, as the cash requirements of each program, the effect of the acquisition both on diversification of each program's investments by types of restaurants and geographic area, and on diversification of the tenants of its properties (which also may affect the need for one of the programs to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity affiliated with the Advisor or its Affiliates may make the investment.

Section 6.4 Other Transactions.

   (i) No goods or services will be provided by the Advisor or its Affiliates to the Company except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

   (ii) The Company will not make any loans to Affiliates. The Advisor and its Affiliates will not make loans to the Company, or to Joint Ventures in which the Company is a co-venturer, for the purchase of Properties. Any loans to the Company by the Advisor or its Affiliates for other purposes must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

                            ARTICLE VII: ARTICLE V:

                                     SHARES

Section 7.1 5.1 Authorized Shares.

   The capital stock of the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is two hundred eighteen million five hundred thousand (218,500,000) one hundred forty-three million five hundred thousand (143,500,000) shares of beneficial interest, consisting of one hundred thirty-seven million five hundred thousand (137,500,000) sixty-two million five hundred thousand (62,500,000) Common Shares (as defined and described in Section 5.2 7.2(ii) hereof), three million (3,000,000) Preferred Shares (as defined and described in Section 5.37.3 hereof) and seventy-eight million (78,000,000) Excess Shares (as defined and described in Section 5.67.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

Section 7.2 5.2 Common Shares.

   (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

   (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 6.28.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common

Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

   (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

   (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or securities as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5.2(iv) section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

   (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii) 7.6(iii) hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in Section 5.5(i)7.6(i) or change in capital structure or other transaction or event that resulted in the Excess Shares or
(ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction), a price per share equal to the Market Price (as that term is defined in Section 5.5(i)7.6(i) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

   (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of common stock Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

Section 7.3 5.3 Preferred Shares.

   The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of Preferred Shares bears to the book value of the Common Shares or the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

    (i) The designation of the series, which may be by distinguishing number, letter or title.

    (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

    (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

    (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

    (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

    (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

    (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

    (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.37.3.

    (ix) Any other relative rights, preferences and limitations on that series.

   Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

Section 7.4 5.4 General Nature of Shares.

   All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of Shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

Section 7.5 No Issuance Of Share Certificates.

   The Company shall not issue share certificates. A Stockholder's investment shall be recorded on the books of the Company. To transfer his or her Shares a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 7.6(xii), and required by the Bylaws and the MGCL or other applicable law.

Section 7.6 5.5 Restrictions On Ownership and Transfer.

   (i) Definitions. For purposes of Sections 5.5 and 5.6, 7.6 and 7.7, the following terms shall have the following meanings:

   "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

   "Beneficial Ownership" means ownership of Shares by an individual who would be treated as an owner of such Shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. For purposes of this definition, the term "individual" shall include any organization, trust, or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

   "Beneficiary" means a beneficiary of the Excess Shares Trust as determined pursuant to Section 5.6(i)7.7(v)(a) hereof.

   "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares are listed or admitted to trading, or, if the affected class or series of Equity Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use, or, if the affected class or series of Equity Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Directors in its discretion.

   "Common Share Ownership Limit" means, with respect to the Common Shares, nine point eight percent (9.8%) of the outstanding Common Shares, subject to adjustment pursuant to Section 5.5(x)7.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Common Shares, as so adjusted) and to the limitations contained in Section 5.5(xi)7.6(xi).

   "Constructive Ownership" means ownership of Equity Shares by a Person person who would be treated as an owner of such Equity Shares, shares, either actually or constructively, directly or indirectly, through the application of Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

   "Excess Shares Trust" means the trust created pursuant to Section 5.6(i)7.7(i) hereof.

   "Excess Shares Trustee" means the Company as trustee for the Excess Shares Trust, and any successor trustee appointed by the Company.

   "Market Price" means, during the offering, the price per Equity Share and thereafter, until the Equity Shares are listed for trading on an exchange or market, a price determined on the basis of the quarterly valuation of the Company's assets. Upon listing of the Shares, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10) Trading Day day period for which Closing Prices are available).

   "Ownership Limit" means the Common Share Ownership Limit or the Preferred Share Ownership Limit, or both, as the context may require.

   "Preferred Share Ownership Limit" means, with respect to the Preferred Shares, nine point eight percent (9.8%) of the outstanding shares Shares of a particular series of Preferred Shares of the Company, subject to adjustment pursuant to Section 5.5(x)7.6(x) (but not more than nine point nine percent (9.9%) of the outstanding Preferred Shares, as so adjusted) and to the limitations contained in this Section 5.57.6.

   "Purported Beneficial Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to paragraph (iii) of this Section 5.5(iii)7.6, automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

   "Purported Beneficial Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii)7.6(ii). The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

   "Purported Record Holder" means, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to Section 5.5(iii)7.6(iii), automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

   "Purported Record Transferee" means, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer or Acquisition which results in Excess Shares had been valid under Section 5.5(ii)7.6(ii). The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

   "Restriction Termination Date" means the first day after the date of the closing of the Initial Public Offering on which the Board of Directors of the Company determines, pursuant to Section 3.2(xxiii) 3.2(xxii) hereof, that it is no longer in the best interests of the Company to attempt or continue to qualify as REIT.

   "Trading Day" means a day on which the principal national securities exchange on which the affected class or series of Equity Shares are listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares are not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

   "Transfer" means any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

(ii) Ownership and Transfer Limitations.

  (a) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix)7.6(ix) and
      Section 5.77.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit.

  (b) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.5(ix)7.6(ix) and
      Section 5.77.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in excess of the Common or Preferred Share Ownership Limit shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the Common or Preferred Share Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (c) Notwithstanding any other provision of these Articles of Incorporation, and except as provided in Section 5.7, 7.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership (including actual ownership) with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial Owner or Constructive Owner) shall acquire no rights in that number of Equity Shares.

  (d) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.7, 7.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported

     Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (e) Notwithstanding any other provision of these Articles of Incorporation, except as provided in Section 5.77.8, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Company, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Company to own (directly or Constructively an interest in a tenant that is described in Section 856(d)(2)(B) of the Code and (ii) cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void ab initio as to the Transfer, Acquisition, change in capital structure of the Company, other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Company to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

  (f) Notwithstanding any other provision of these Articles of Incorporation, any person selling securities on behalf of the Company in its Initial Public Offering may not complete a sale of securities to a Stockholder until at least five (5) business days after the date the Stockholder receives a final Prospectus and shall send each Stockholder a confirmation of his or her purchase.

(iii)Exchange for Excess Shares.

  (a) If, notwithstanding the other provisions contained in this Article V,
      Article VII, at any time from the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that any Person would either Beneficially or Constructively Own Equity Shares in excess of the Common or Preferred Share Ownership Limit, then, except as otherwise provided in Section 5.5(ix)7.6(ix), such Equity Shares (rounded up to the next whole number of shares) in excess of the Common or Preferred Share Ownership Limit automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V Article VII requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, other change in purported Beneficial or Constructive Ownership of Equity Shares, or other event or transaction.

  (b) If, notwithstanding the other provisions contained in this Article V,
      Article VII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (b), (c), (d) and (e) paragraph (ii) of this Section 5.5(ii)7.6 or, directly or indirectly, would cause the Company for any reason to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code, or otherwise, directly or indirectly, would cause the Company to fail to qualify as a REIT, then the Equity Shares (rounded up to the next whole number of shares) Shares) being Transferred or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership and which, in any case, would cause the Company to be "closely held" within the meaning of such
      Section 856(h) or otherwise would cause the Company to fail to qualify as a REIT automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article V Article VII requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the dat of the purported Transfer, Acquisition, change in capital structure, other purported change in Beneficial or Constructive Ownership or other event or transaction.

(iv) Remedies For Breach. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer, Acquisition, change in the capital structure of the Company or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of Section 5.5(ii)7.6(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of this Section 5.57.6, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, change in the capital structure of the Company, other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Company or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Company, attempted Transfer or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction in violation of subparagraphs (b), (c), (d) and (e) of
     Section 5.5(ii)7.6(ii) (as applicable) shall be void ab initio and where applicable automatically shall result in the exchange described in
     Section 5.5(iii)7.6(iii), irrespective of any action (or inaction) by the Board of Directors or its designee.

(v) Notice of Restricted Transfer. Any Person who acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of Section 5.5(ii)7.6(ii) and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to Section 5.5(iii)7.6(iii), or otherwise shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition, or purported change in Beneficial or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall promptly provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer, Acquisition, Attempted Acquisition or purported change in Beneficial or Constructive Ownership on the Company's status as a REIT.

(vi) Owners Required To Provide Information. Prior From the date of the Initial Public Offering and prior to the Restriction Termination Date:

  (a) Every Beneficial or Constructive Owner of more than five percent (5%), or such lower percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Directors, in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Company shall annually, no later than January 31 of each calendar year, give written notice to the Company stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and (iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Company such additional information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Company's status as a REIT and to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

  (b) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the Stockholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Company such information as the Company, in its sole discretion, may request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the Common or Preferred Share Ownership Limit and other restrictions set forth herein.

(vii) Remedies Not Limited. Nothing contained in this ARTICLE V ARTICLE VII except Section 5.7 7.8 shall limit scope or application of the provisions of this Section 5.57.6, the ability of the Company to implement or enforce compliance with the terms thereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limits for each any class or series of Equity Shares and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

(viii) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 5.57.6, including any definition contained in Sections 1.51.5 and 5.5(i)7.6(i), the Board of Directors shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 5.57.6 with respect to any situation based on the facts known to it.

(ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c),
     (d) and (e) of Section 5.5(ii)7.6(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person that is not an individual, as such term is defined in Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

(x) Increase in Common or Preferred Share Ownership Limit. Subject to the limitations contained in Section 5.5(xi)7.6(xi), the Board of Directors may from time to time increase the Common or Preferred Share Ownership Limit.

(xi) Limitations on Modifications.

  (a) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation, the Company would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of shares of Equity Shares by all Persons equal to the greatest of (A) the actual ownership, (B) the Beneficial Ownership of Equity Shares by each Person, or (C) the applicable Ownership Limit with respect to such Person.

  (b) Prior to any modification of the Ownership Limit with respect to any Person, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Company's status as a REIT.

  (c) Neither the Preferred Share Ownership Limit nor the Common Share Ownership Limit may be increased to a percentage that is greater than nine point nine percent (9.9%).

(xii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

   "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively

Own shares of any series of Preferred Shares of the Company in excess of 9.8% of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under
Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted transfer, transaction or other event. Any Transfer or Acquisition of Common Shares and/or Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Company, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

Section 7.7 5.6 Excess Shares.

(i) Ownership In Trust. Upon any purported Transfer, Acquisition, change in the capital structure of the Company, other purported change in Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to Section 5.5(iii)7.6(iii), such Excess Shares shall be deemed to have been transferred to the Company, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 5.5(v)7.6(v). Excess Shares so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section 5.5(v)7.6(v). The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in Section 5.6(iii) and (v). 7.7(iii) and (v) .

(ii) Distribution Rights. Excess Shares shall not be entitled to any dividends or Distributions (except as provided in Section 5.6(iii)7.7(iii)). Any dividend or Distribution paid prior to the discovery by the Company that the Equity Shares have been exchanged for Excess Shares shall be repaid to the Company upon demand, and any dividend or Distribution declared but unpaid at the time of such discovery shall be void ab initio with respect to such Excess Shares.

(iii) Rights Upon Liquidation.

  (a) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Company's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (A) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate;
      (B) each holder of Preferred Shares of all series entitled to so participate; and (C) each holder of Common Shares and Excess Shares resulting from the exchange of Common Shares (to the extent permitted by Section 5.5(iii)7.6(iii) hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of shares of such Excess Shares held by such holder bears to the total number of (1) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (2) outstanding Preferred Shares of all series entitled to so participate; and (3) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (A) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the shares of Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

  (b) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Company, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (A) each other holder of such Excess Shares and (B) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to Section 5.5(iii)7.6(iii)), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Company, as holder of the Excess Shares in trust, or, if the Company shall have been dissolved, any trustee appointed by the Company prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Company. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (A) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in the Excess Shares or (B) if the holder did not give full value for such Equity Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

(iv) Voting Rights. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the MGCL).

(v) Restrictions on Transfer; Designation of Beneficiary.

  (a) Excess Shares shall not be transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer or

     Acquisition that resulted in the Excess Shares), if (A) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (B) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (1) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (2) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of Shares that were originally exchanged for such Excess Shares), and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported Record Holder) must give advance written notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 5.6(vi). 7.7(vi).

  (b) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (i) of this Section 5.5(v)7.6(v), such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Company.

  (c) If any of the transfer restrictions set forth in this Section 5.5(v), 7.6(v), or any application thereof, are determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Company, to have acted as the agent of the Company in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply and to hold such Excess Shares on behalf of the Company.

(vi) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) and (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Company, or its designee, accepts such offer. The Company and its assignees shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Directors determines in good faith that a Transfer, Acquisition, change in capital structure of the Company, purported change in Beneficial or Constructive Ownership resulting in Excess Shares has occurred, if the Company does not receive a notice pursuant to Section 5.5(v)7.6(v), but in no event later than a permitted Transfer pursuant to and in compliance with the terms of
     Section 5.6(v). 7.7(v).

(vii) Remedies Not Limited. Nothing contained in this Article V Article VII except Section 5.7 7.8 shall limit scope or application of the provisions of this Section 5.67.7, the ability of the Company to implement or enforce compliance with the terms hereof or the authority of the Board of Directors to take any such other action or actions as it may deem necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company's status as a REIT and to ensure compliance with applicable

   Share Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Company.

(viii) Authorization. At such time as the Board of Directors authorizes a series of Preferred Shares pursuant to Section 5.37.3 of this Article V, Article VII, without any further or separate action of the Board of Directors, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that such Excess Shares are already authorized or this Article V Article VII requires different terms.

Section 7.85.7 Settlements.

   Nothing in Sections 5.57.6 and 5.67.7 or in any other provision of these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

Section 7.95.8 Severability.

   If any provision of this Article V Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article V Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

Section 7.105.9 Waiver.

   The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article V Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.51.5).

                           ARTICLE VIII:ARTICLE VI:

                                 STOCKHOLDERS

Section 8.16.1 Meetings of Stockholders.

   There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

Section 8.26.2 Voting Rights of Stockholders.

   Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 2.3, 2.5 and 6.1 8.1,
2.4 and 2.7 hereof; (b) amendment of these Articles of Incorporation as provided in Section 8.110.1 hereof; (c) termination of the Company as provided in Section 11.2 hereof; (cd) reorganization of the Company as provided in
Section 8.210.2 hereof; (de) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section
8.310.3 hereof; and (ef) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xxiii) 3.2(xxiii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of two-thirds of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

Section 8.3Voting Limitations on Shares held by the Advisor, Directors and Affiliates.

   With respect to Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 8.46.3 Stockholder Action to be Taken by Meeting.

   Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

Section 8.56.4 Right of Inspection.

   Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 8.66.5 Access to Stockholder List.

   An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein and a copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The Company may impose a reasonable charge for expenses incurred in reproducing such Stockholder List. The Stockholder List may not be used for commercial purposes.

   If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

6.6 Reports.

   The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year in accordance with the requirements of the Securities and Exchange Commission and the New York Stock Exchange or other national securities exchange on which the Company's Securities are listed.

   ending after the initial public offering of its securities which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income;
(v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made; and (vii) Dividends to the Stockholders for the period, identifying the source of such Dividends, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Dividends (with the statement as to the source of Dividends to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made). Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

                                  ARTICLE VII:

                LIABILITY; OF STOCKHOLDERS, DIRECTORS, OFFICERS,
                             EMPLOYEES AND AGENTS;
                TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

Section 9.17.1 Limitation of Stockholder Liability.

   No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

7.2 Exculpation.

   To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or any of the Stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any provision of these Articles of Incorporation inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

1.27.3 Indemnification Limitation of Liability and Indemnification.

   Each person who is or was or who agrees to become a director or officer of the Company, or each person who, while a director of the Company, is or was serving or who agrees to serve, at the request of the Company, as a director, officer, partner, joint venture, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Company, to the full extent permitted from time to time by the Maryland General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Company shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to any employee or agent of the Company, in accordance with the Bylaws of the Company. Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article VII. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

      (i) The Company shall indemnify and hold harmless a present or former Director, officer, Advisor, or Affiliate and may indemnify and hold harmless a present or former employee or agent of the Company (the "Indemnitee") against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company while a Director, officer, Advisor, Affiliate, employee, or agent and in such capacity, provided, that the Indemnitee has determined, in good faith, that the act or omission which caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if one or more of the following is applicable: (i) the loss or liability was the result of negligence or misconduct, or if the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct, (ii) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (iii) the Indemnitee actually received an improper personal benefit in money, property, or services, (iv) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (v) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.

       (ii) The Company shall not provide indemnification for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

        (iii) The Directors may take such action as is necessary to carry out this Section 9.2 and are expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

7.3Payment of Expenses.

   The Company shall pay or reimburse reasonable expenses incurred by a present or former Director, officer, Advisor, or Affiliate and may pay or reimburse reasonable expenses incurred by any other Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the Indemnitee was made a party to the proceeding by reason of his service as a Director, officer, Advisor, Affiliate, employee or agent of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct, and (iv) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418 of the Maryland General Corporation Law and may be paid only out of Net Assets of the Company, and no portion may be receivable from Stockholders.

Section 9.47.4 Express Exculpatory Clauses In Instruments.

   Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

1.57.5 Transactions with Affiliates.

   The Company may shall not engage in transactions with any Affiliates, , except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the person who is party to the transaction and:

      (i) The transaction is fair and reasonable to the Company and its Stockholders.

       (ii) The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arms-length basis and known to the Directors.

        (iii) The total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

       (iv) Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as Advisor or Director may only be made upon a determination that:

        (a) The compensation is not in excess of their compensation paid for any comparable services; and

        (b) The compensation is not greater than the charges for comparable services available from others who are competent and not Affiliated with any of the parties involved.

Transactions between the Company and its Affiliates are further subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 5.6 7.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL (S) 2-419 and other applicable law.

                            ARTICLE X:ARTICLE VIII:

                    AMENDMENT; REORGANIZATION; MERGER, ETC.

Section 10.18.1 Amendment.

    (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 8.210.2 hereof and this Section
8.110.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds ( 2/3) of the Shares then outstanding and entitled to vote thereon.

     (ii) The Directors, by a two-thirds ( 2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

      (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 10.512.5.

     (iv) These Articles of Incorporation may not be amended except as provided in this Section 8.110.1.

Section 10.28.2 Reorganization.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

Section 10.38.3 Merger, Consolidation or Sale of Company Property.

   Subject to the provisions of any class or series of Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company, other than before the initial investment in Company Property; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

   In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction which has not been approved by vote of at least two-thirds (2/3) of the Stockholders, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

      (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

       (ii) one of the following:

        (a) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

        (b) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

The Company is prohibited from participating in any proposed Roll-Up
Transaction:

        (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 7.1 8.1, 8.2, 8.4, 8.5, 8.6 and 9.1 of
  these Articles of Incorporation;

       (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to pre serve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

      (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 6.4 and 6.5 8.5 and
  8.6 hereof; or

       (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                             ARTICLE XI:ARTICLE IX:

                              DURATION OF COMPANY

Section 11.19.1 Perpetual Existence.

   The duration of the Company is perpetual. The Company automatically will terminate and dissolve on December 31, 2005, will undertake orderly liquidation and Sales of Company Properties and Secured Equipment Leases, and will distribute any Net Sales Proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

   Dissolution of the Company by Stockholder Vote.

   The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.

                             ARTICLE XII:ARTICLE X:

                                 MISCELLANEOUS

Section 12.110.1 Governing Law.

   These Articles of Incorporation have been approved by the Directors executing the Articles of Amendment in which they are included are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 12.210.2 Reliance by Third Parties.

   Any certificate shall be final and conclusive as to any Persons persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders;
(iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other Person person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

Section 12.310.3 Provisions in Conflict with Law or Regulations.

    (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even with out any amendment of these Articles of Incorporation pursuant to Section 8.110.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

     (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

Section 12.410.4 Construction.

   In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

Section 12.510.5 Recordation.

   These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation Declaration of Trust and the various amendments thereto.

   * * * * * * * * * *

                                                                     Exhibit D-1

                         [LETTERHEAD OF MERRILL LYNCH]

                                                               February 10, 1999

Special Committee of the Board of Directors
CNL American Properties Fund, Inc.
400 East South Street
Suite 500
Orlando, Florida 32801

Gentlemen:

   CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CFC Acquisition Corp., a Maryland corporation and wholly-owned subsidiary of APF ("Acquisition 1"), CFS Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of APF ("Acquisition 2"), CNL Financial Corp., a Florida corporation ("CNL Financial"), CNL Financial Services, Inc., a Florida corporation ("CNL Services" and, together with CNL Financial, the "CNL Financial Companies"), CNL Group, Inc., a Florida corporation ("CNL Group"), and the principal stockholders of the CNL Financial Companies propose to enter into an Agreement and Plan of Merger (the "Financial Companies Agreement") pursuant to which the CNL Financial will be merged with Acquisition 1 and CNL Services will be merged with Acquisition 2 (the "Financial Companies Mergers") in a transaction in which the outstanding shares of common stock, par value $1.00 per share, of CNL Financial and CNL Services will be converted into the right to receive an aggregate of 4,700,000 shares of common stock, par value $.01 per share, of APF (the "APF Shares"). In addition, APF, CFA Acquisition Corp., a Maryland corporation and a wholly-owned subsidiary of APF ("Acquisition 3"), CNL Fund Advisors, Inc., a Florida corporation (the "CNL Advisory Company" and, together with the CNL Financial Companies, the "CNL Companies"), CNL Group and certain of the principal stockholders of the CNL Advisory Company propose to enter into an Agreement and Plan of Merger (the "Advisory Company Agreement" and, together with the Financial Companies Agreement, the "Agreements") pursuant to which the CNL Advisory Company will be merged with Acquisition 3 (the "Advisory Company Merger" and, together with the Financial Companies Mergers, the "Mergers") in a transaction in which the outstanding shares of the common stock, par value $1.00 per share, of the CNL Advisory Company will be converted into the right to receive 7,600,000 APF Shares (such shares, together with APF Shares to be issued in the Financial Companies Mergers being referred to herein as the "Merger Consideration"). We understand that the CNL Companies are affiliates of APF.

   You have asked us whether, in our opinion, the Merger Consideration to be issued in the Mergers, when viewed as a single transaction, is fair, from a financial point of view, to APF.

   In arriving at the opinion set forth below, we have, among other things:

     (1) reviewed certain publicly available business and financial information relating to the CNL Companies and APF that we deemed to be relevant;

     (2) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Companies and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Mergers (the "Expected Synergies"), furnished to us by the CNL Companies and APF;

     (3) conducted discussions with members of senior management and representatives of the CNL Companies and APF concerning the matters described in clauses (1) and (2) above, as well as their

                                     D-1-1
  respective businesses and prospects before and after giving effect to the Mergers and the Expected Synergies;

     (4) reviewed valuation multiples for the common stock of the CNL Companies and the APF Shares and compared them with those of certain publicly traded companies that we deemed to be relevant as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the CNL Companies;

     (5) reviewed the results of operations of the CNL Companies and APF and compared them with those of certain publicly traded companies that we deemed to be relevant;

     (6) compared the proposed financial terms of the Mergers with the financial terms of certain other transactions that we deemed to be relevant;

     (7) participated in certain discussions among representatives of the CNL Companies and APF and their financial and legal advisors;

     (8) reviewed the potential pro forma impact of the Mergers;

     (9) reviewed drafts of the Agreements; and

     (10) reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

   In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the CNL Companies or APF or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the CNL Companies or APF. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the CNL Companies or APF, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the CNL Companies' or APF's management as to the expected future financial performance of the CNL Companies or APF, as the case may be, and the Expected Synergies. We have further assumed that the Mergers will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the final form of each of the Agreements will be substantially similar to the last draft of each such Agreement reviewed by us. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary consents or approvals (contractual or otherwise) for the Mergers, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the Mergers. Our opinion views the Mergers as a single transaction and does not cover either the Financial Companies Mergers or the Advisory Company Merger as stand-alone transactions.

   We are acting as fairness opinion provider to APF in connection with the Mergers and, upon the rendering this opinion, will receive a fee from APF for such services. We are also acting as fairness opinion provider and rendering a fairness opinion to APF in connection with certain other proposed mergers of up to 18 limited partnerships affiliated with APF and the CNL Companies and will receive a fee from APF for such services. In addition, APF has agreed to indemnify us for certain liabilities arising out of these engagements.

   We are currently engaged by APF to act as underwriter or placement agent in connection with certain proposed equity financings for APF that may in the future be undertaken by APF and, if we act in this capacity in connection with such a financing, we will receive customary compensation for this service as provided under the terms of such engagement. In addition, we were retained (i) in June 1998 by APF to act as financial advisor in connection with the review of certain strategic alternatives considered by APF and (ii) in July 1998 by the CNL Financial Companies to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities, and have received fees for the rendering of such services. In addition, in the ordinary course of our business, we may in the future actively trade APF

                                     D-1-2

Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. This opinion is solely for the use and benefit of the Special Committee of the Board of Directors of APF in its evaluation of the Mergers and shall not be used for any other purpose. Our opinion does not address the merits of the underlying decision by APF to engage in the Mergers. This opinion does not constitute a recommendation to any shareholder of APF as to how such shareholder should vote on any matter presented to such shareholder, including any vote with respect to the authorization of additional shares for issuance by APF, and is not intended to be relied upon or confer any rights or remedies upon any employee, creditor, shareholder or other equity holder of APF or any other party. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or any of its affiliates be made by APF or any of its affiliates, without the prior written consent of Merrill Lynch. We are not expressing any opinion herein as to the prices at which APF Shares may trade following the announcement or consummation of the Mergers.

   On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued in the Mergers, when viewed together as a single transaction, is fair, from a financial point of view, to APF.

                                    Very truly yours,

                                    /s/ Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated

                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated

                                     D-1-3

                                                                     Exhibit D-2

                         [LETTERHEAD OF MERRILL LYNCH]

                                                               February 10, 1999

Special Committee of the Board of Directors
CNL American Properties Fund, Inc.
400 East South Street
Suite 500
Orlando, Florida 32801

Gentlemen:

   CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP Corp., a Delaware corporation (the "OP General Partner"), and Robert
A. Bourne, James M. Seneff, Jr. and CNL Realty Corporation, a Florida corporation (together with Messrs. Bourne and Seneff, the "General Partners"), propose to enter into separate Agreements and Plans of Merger (collectively, the "Agreements") with each of the 16 CNL Income Funds set forth on Schedule A attached hereto (collectively, the "CNL Income Funds") pursuant to which the CNL Income Funds will be merged with the Operating Partnership (collectively, the "Mergers") in a transaction in which the outstanding general and limited partner interests in the CNL Income Funds (the "Units") will be converted into the right to receive a maximum of 54,686,486 shares of common stock, par value $.01 per share, of APF (the "APF Shares") or, at the option of any holder of limited partner interests who qualifies as a dissenting partner, a combination of cash and Callable Notes of APF (together with the APF Shares, the "Merger Consideration") in lieu of such APF Shares. For purposes of our opinion, we have assumed that all Units will be converted into the right to receive APF Shares. We understand that the CNL Income Funds are affiliates of APF.

   You have asked us whether, in our opinion, the Merger Consideration to be issued in the Mergers, when viewed as a single transaction, is fair, from a financial point of view, to APF.

   In arriving at the opinion set forth below, we have, among other things:

     (1) reviewed certain publicly available business and financial information relating to the CNL Income Funds and APF that we deemed to be relevant;

     (2) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the CNL Income Funds and APF, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Mergers (the "Expected Synergies"), furnished to us by APF and the General Partners regarding the CNL Income Funds;

     (3) reviewed and analyzed the appraisals of the CNL Income Funds prepared by Valuation Associates, an independent real estate appraisal firm, as well as conducted an independent summary valuation analysis of the CNL Income Funds' real estate assets;

     (4) conducted discussions with members of senior management and representatives of the CNL Income Funds, the General Partners and APF concerning the matters described in clauses (1) and (2) above, as well as their respective businesses and prospects before and after giving effect to the Mergers and the Expected Synergies;

     (5) reviewed valuation multiples for the APF Shares and compared them with those of certain publicly traded companies that we deemed to be relevant as well as conducted a discounted cash flow analysis of the free cash flows of APF and of the CNL Income Funds' real estate assets.

                                     D-2-1

     (6) reviewed the results of operations of the CNL Income Funds and APF and compared them with those of certain other comparable entities that we deemed to be relevant;

     (7) compared the proposed financial terms of the Mergers with the financial terms of certain other transactions that we deemed to be relevant;

     (8) participated in certain discussions among representatives of the CNL Income Funds, the General Partners and APF and their financial and legal advisors;

     (9) reviewed the potential pro forma impact of the Mergers;

     (10) reviewed drafts of the Agreements; and

     (11) reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

   In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of APF or an appraisal of any of the assets or liabilities of the CNL Income Funds. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the CNL Income Funds or APF. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the CNL Income Funds or APF, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the General Partners' or APF's management as to the expected future financial performance of the CNL Income Funds or APF, as the case may be, and the Expected Synergies. We also have not assumed any obligation to review the income tax consequences of the Mergers on the CNL Income Funds or APF or their respective equity holders. We have also assumed that the final form of each of the Agreements will be substantially similar to the last draft of each such Agreement reviewed by us. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary consents or approvals (contractual or otherwise) for the Mergers, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the Mergers. In addition, we have been advised by the Special Committee, and have assumed for purposes of our opinion, that the Mergers will occur at the same time. Our opinion views the Mergers as a single transaction and does not cover any merger of a CNL Income Fund with the Operating Partnership as a stand-alone transaction.

   We are acting as fairness opinion provider to APF in connection with the Mergers and, upon the rendering this opinion, will receive a fee from APF for such services. We are also acting as fairness opinion provider to APF in connection with certain other proposed mergers of three corporations affiliated with APF and the CNL Income Funds and will receive a fee from APF for such services. In addition, APF has agreed to indemnify us for certain liabilities arising out of these engagements.

   We are currently engaged by APF to act as underwriter or placement agent in connection with certain proposed equity financings for APF that may in the future be undertaken by APF and, if we act in this capacity in connection with such a financing, we will receive customary compensation for this service as provided under the terms of such engagement. In addition, we were retained (i) in June 1998 by APF to act as financial advisor in connection with the review of certain strategic alternatives considered by APF and (ii) in July 1998 by the CNL Financial Corp. and CNL Financial Services, Inc. to act as financial advisor and lead placement agent in connection with the structuring and issuance of certain franchise loan-backed securities and have received fees for the rendering of such services. In addition, in the ordinary course of our business, we may in the future actively trade APF Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. This opinion is solely for the use and benefit of the Special Committee of the Board of Directors of APF in its evaluation of the Mergers and shall not be used for any other purpose. Our opinion does not address the merits of the underlying decision by APF to engage in the Mergers. This opinion does not constitute a recommendation to any shareholder of APF as to how such

                                     D-2-2
shareholder should vote on any matter presented to such shareholder, including any vote with respect to the authorization of additional shares for issuance by APF, and is not intended to be relied upon or confer any rights or remedies upon any employee, creditor, shareholder or other equity holder of APF or any other party. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or any of its affiliates be made by APF or any of its affiliates, without the prior written consent of Merrill Lynch. We are not expressing any opinion herein as to the prices at which APF Shares may trade following the announcement or consummation of the Mergers.

   On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued in the Mergers, when viewed together as a single transaction, is fair, from a financial point of view, to APF.

                                    Very truly yours,

                                    /s/ Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated

                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated

                                     D-2-3

                                   SCHEDULE A

   The Income Funds consist of the following 16 limited partnerships:

     .  CNL Income Fund, Ltd.           .  CNL Income Fund IX, Ltd.


     .  CNL Income Fund II, Ltd.        .  CNL Income Fund X, Ltd.


     .  CNL Income Fund III, Ltd.       .  CNL Income Fund XI, Ltd.


     .  CNL Income Fund IV, Ltd.        .  CNL Income Fund XII, Ltd.


     .  CNL Income Fund V, Ltd.         .  CNL Income Fund XIII, Ltd.


     .  CNL Income Fund VI, Ltd.        .  CNL Income Fund XIV, Ltd.


     .  CNL Income Fund VII, Ltd.       .  CNL Income Fund XV, Ltd.


     .  CNL Income Fund VIII, Ltd.      .  CNL Income Fund XVI, Ltd.



                                     D-2-4

                                                                       Exhibit E

                         FORM OF FUND MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

   This Agreement and Plan of Merger is entered into as of this 11th day of March, 1999, by and among CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP Corp., a Delaware corporation (the
"OP General Partner"),      , a Florida limited partnership (the "Fund"), and
Robert A. Bourne, James M. Seneff, Jr., and CNL Realty Corporation, a Florida corporation (together with Messrs. Bourne and Seneff, the "General Partners"). APF, the Operating Partnership, the OP General Partner, the Fund and the General Partners are referred to collectively herein as the "Parties" and individually as a "Party."

                                   RECITALS:

   WHEREAS, the Parties hereto desire to consummate a merger (the "Merger") whereby the Fund will be merged with and into the Operating Partnership, and the Operating Partnership will be the surviving limited partnership in the Merger, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware Revised Uniform Limited Partnership Act (the "Delaware RULPA") and the Florida Revised Uniform Limited Partnership Act (the "Florida RULPA");

   WHEREAS, the Fund is one of 18 CNL Income Funds (collectively with the Fund, the "CNL Income Funds") that APF is proposing to acquire (the "Proposed Acquisitions");

   WHEREAS, the Special Committee (the "Special Committee") of the independent members of the Board of Directors of APF has received a fairness opinion (the "Fairness Opinion") from Merrill Lynch & Co. as to the fairness to APF, from a financial point of view, of the consideration to be paid in connection with the Proposed Acquisitions;

   WHEREAS, the Special Committee has recommended the Merger to the Board of Directors of APF and the Board has approved the proposal to consummate the Merger (the "Merger Proposal") and the related transactions;

   WHEREAS, Legg Mason Wood Walker Incorporated has delivered a fairness opinion (the "Fund Fairness Opinion") to the General Partners as to the fairness to the Fund and its limited partners from a financial point of view, of the APF Common Share consideration offered to the Fund and its limited partners; and

   WHEREAS, the Board of Directors of the OP General Partner has unanimously approved the Merger Proposal;

   NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

                                   ARTICLE I

                                  Definitions

   1.1 Terms Defined in this Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth below:

   "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

   "Affiliated Group" means any affiliated group within the meaning of Code
(S)1504, or any similar group defined under a similar provision of state, local or foreign law.

   "Agreement" means this Agreement, as amended from time to time.

   "APF" has the meaning set forth in the preface above.

   "APF Common Shares" shall mean the shares of common stock, par value $0.01, of APF.

   "APF Indemnity Claim" has the meaning set forth in Section 12.1 below.

   "APF SEC Documents" has the meaning set forth in Section 6.7 below.

   "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms the basis for any specified consequence.

   "Business Combination" has the meaning set forth in Section 4.1(b) below.

   "Cash/Note Option" has the meaning set forth in Section 4.4 below.

   "Closing" has the meaning set forth in Section 2.3 below.

   "CNL Income Funds" has the meaning set forth in the second paragraph of the Recitals above.

   "Closing Date" has the meaning set forth in Section 2.3 below.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Confidential Information" means any information concerning the businesses and affairs of the Fund, the Operating Partnership or APF, if any, that is not already generally available to the public.

   "Delaware RULPA" has the meaning set forth in the first paragraph of the Recitals above.

   "Disclosure Schedule" has the meaning set forth in the first paragraph of
Article VII below.

   "Dissenting Partners" has the meaning set forth in Section 4.4 below.

   "Effective Time" has the meaning set forth in Section 2.2 below.

   "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) tax-qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) tax-qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

   "Fairness Opinion" has the meaning set forth in the third paragraph of the Recitals above.

   "Florida RULPA" has the meaning set forth in the first paragraph of the Recitals above.

   "Fund" has the meaning set forth in the preface above.

   "Fund Articles of Merger" has the meaning set forth in Section 2.2 below.

   "Fund Fairness Opinion" has the meaning set forth in the fifth paragraph of the recitals above.

   "Fund Indemnity Claim" has the meaning set forth in Section 12.2 below.

   "Fund Interests" means the general and limited partnership interests in the Fund.

   "Fund SEC Documents" has the meaning set forth in Section 7.7 below.

   "GAAP" means United States generally accepted accounting principles as in effect from time to time.

   "General Partners" has the meaning set forth in the preface above.

   "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation but excluding commercially available shrink wrap software), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

   "IRS" means the Internal Revenue Service.

   "Knowledge" means in the case of the Fund, CNL Realty Corporation, Inc., APF and the OP General Partner, the actual knowledge of a director or an executive officer after reasonable investigation and, in the case of the individual General Partners, the collective actual Knowledge of all of the General Partners after reasonable investigation. For the purposes of this Agreement, the Knowledge of one General Partner shall be attributed to the other General Partners.

   "Known" and "Knowingly" mean that the Fund, any General Partner or APF, as applicable, had Knowledge of the particular matter or took the action described with prior Knowledge.

   "Liability" means any liability (whether Known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

   "Material Adverse Effect" means, as to any Party, a material adverse effect on the business, properties, operations or condition (financial or otherwise) which is not related to an industry-wide change in the economy or market or other conditions affecting all businesses in the industry of the Party to which the term is applied.

   "Merger" has the meaning set forth in the first paragraph of the Recitals above.

   "Merger Proposal" has the meaning set forth in fourth paragraph of the Recitals above.

   "Most Recent 10-Q" has the meaning set forth in Section 7.5 below.

   "Most Recent Balance Sheet" means the most recent balance sheet filed in a Fund SEC Document.

   "Notes" has the meaning set forth in Section 4.4 below.

   "NYSE" means the New York Stock Exchange.

   "OP Certificate of Merger" has the meaning set forth in Section 2.2 below.

   "OP General Partner" has the meaning set forth in the Preface above.

   "OP Limited Partner" means CNL APF LP Corp., a Delaware corporation and wholly owned subsidiary of APF.

   "Operating Partnership" has the meaning set forth in the preface above.

   "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

   "Party" or "Parties" has the meaning set forth in the preface above.

   "Partner" means any holder of Fund Interests.

   "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization, a governmental entity (or any department, agency, or political subdivision thereof) or other entity.

   "Proposed Acquisitions" has the meaning set forth in the second paragraph of the Recitals above.

   "Registration Statement" means the registration statement on Form S-4 to be filed by APF to register the APF Common Shares to be issued as Share Consideration in the Merger.

   "Representative" has the meaning set forth in Section 12.3 below.

   "SEC" means the Securities and Exchange Commission.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money and (e) any minor imperfection of title or similar lien which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on such Party.

   "Share Consideration" has the meaning set forth in Section 4.1(a) below.

   "Special Committee" has the meaning set forth in the third paragraph to the Recitals above.

   "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other voting interests or has the power to vote or direct the voting of sufficient securities or interests to elect a majority of the directors or otherwise control the management.

   "Surviving Partnership" has the meaning set forth in Section 2.1 below.

   "Takeover Statute" has the meaning set forth in Section 8.9 below.

   "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code

(S)59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

   "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

   "Third-Party Claim" has the meaning set forth in Section 12.4 below.

                                   ARTICLE II

                        Merger; Effective Time; Closing

   2.1 Merger. Subject to the terms and conditions of this Agreement, the Delaware RULPA and the Florida RULPA, at the Effective Time, the Operating Partnership and the Fund shall consummate the Merger in which (i) the Fund shall be merged with and into the Operating Partnership and the separate limited partnership existence of the Fund shall thereupon cease, (ii) the Operating Partnership shall be the successor or surviving limited partnership in the Merger and shall continue to be governed by the laws of the State of Delaware and (iii) the separate limited partnership existence of the Operating Partnership with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The limited partnership surviving the Merger is sometimes hereinafter referred to as the "Surviving Partnership." The Merger shall have the effects set forth in the Delaware RULPA and the Florida RULPA. As a result of the Merger, the outstanding Fund Interests shall be converted or cancelled in the manner provided in Article IV.

   2.2 Effective Time. On the Closing Date, subject to the terms and conditions of this Agreement, the Operating Partnership and the Fund shall (i) execute or cause to be executed (A) a Certificate of Merger in the form required by the Delaware RULPA (the "OP Certificate of Merger") and (B) Articles of Merger in the form required by the Florida RULPA (the "Fund Articles of Merger"), and
(ii) cause the OP Certificate of Merger to be filed with the Delaware Secretary of State as provided in the Delaware RULPA and the Fund Articles of Merger to be filed with the Florida Department of State as provided in the Florida RULPA, in each case, on the Closing Date or as soon as practicable thereafter. The Merger shall become effective at (i) such time as the OP Certificate of Merger has been duly filed with the Delaware of Secretary of State and the Fund Articles of Merger has been duly filed with the Florida Department of State or
(ii) such other time as is agreed upon by APF, the OP General Partner and the General Partners and specified in the OP Certificate of Merger and the Fund Articles of Merger. Such time is hereinafter referred to as the "Effective Time."

   2.3 The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Shaw Pittman Potts & Trowbridge, 2300 N Street, N.W., Washington, D.C. 20037, commencing at 9:00 a.m. local time on such date as within five (5) business days following the fulfillment or waiver of the conditions set forth in Article X (other than conditions which by their nature are intended to be fulfilled at the Closing) or such other place or time or on such other date as APF, the OP General Partner and the General Partners may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article X (the "Closing Date"). In no event shall the Closing Date be a date subsequent to December 31, 1999. At the Closing, there shall be delivered to APF, the Operating Partnership, the OP General Partner, the General Partners and the Fund the certificates and other documents and instruments required to be delivered under
Article X.

   2.4 Further Assurances. Each Party hereto will execute such further documents and instruments and take such further actions as may be reasonably requested by one or more of the other Parties to consummate the Merger, to vest the Surviving Partnership with full title to all assets, properties, rights, approvals, immunities and franchises of either the Fund or the Operating Partnership or to effect the other purposes of this Agreement.

                                  ARTICLE III

 Certificate of Limited Partnership; Limited Partnership Agreement;and General
                        Partner of Surviving Partnership

   3.1 Certificate of Limited Partnership. At the Effective Time, the certificate of limited partnership of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the certificate of limited partnership of the Surviving Partnership until thereafter amended as provided therein.

   3.2 Limited Partnership Agreement. At the Effective Time, the limited partnership agreement of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the limited partnership agreement of the Surviving Partnership.

   3.3 General Partner. The general partner of the Operating Partnership immediately prior to the Effective Time shall be the general partner of the Surviving Partnership from and after the Effective Time until it is replaced or it resigns in accordance with the limited partnership agreement of the Surviving Partnership.

                                   ARTICLE IV

              Share Consideration; Payment of Share Consideration

   4.1 Share Consideration; Conversion or Cancellation of Fund Interests in Merger.

   (a) At the Effective Time, by virtue of the Merger and without any action by the Parties, all of the outstanding Fund Interests (i) shall be converted into
the right to receive up to      fully paid and nonassessable APF Common Shares
(     APF Common Shares if the Reverse Split [defined below] occurs before the
Closing) (the "Share Consideration") pursuant to the terms of Section 4.2 below, (ii) shall cease to be outstanding, and (iii) shall be canceled and retired and shall cease to exist, and each Partner, as the holder of such Fund Interests shall cease to have any rights with respect thereto, except the right to receive either (A) APF Common Shares therefor in accordance with this
Section 4.1 and Section 4.3 or (B) the cash and Notes in accordance with
Section 4.4 below. Subject to the approval of the APF's shareholders of an amendment to its article of incorporation, APF anticipates that prior to the Closing it will effect a one for two reverse stock split (the "Reverse Split") pursuant to which each two shares of APF Common Shares outstanding will be exchanged for one share of APF Common Shares.

   (b) Except for the Reverse Stock Split described in Section 4.1(a), prior to the Effective Time, APF shall not split or combine the APF Common Shares, or pay a stock dividend or other stock distribution in APF Common Shares, or in rights or securities exchangeable for, convertible into or exercisable for APF Common Shares, or otherwise change APF Common Shares into, or exchange APF Common Shares for, any other securities (whether pursuant to or as part of a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation of APF as a result of which APF stockholders receive cash, stock, or other property in exchange for, or in connection with, their APF Common Shares (a "Business Combination") or otherwise), or make any other dividend or distribution on or of APF Common Shares (other than regular quarterly cash dividends paid on APF Common Shares or any distribution pursuant to APF's dividend reinvestment plan), without the parties hereto having first entered into an amendment to this Agreement pursuant to which the Share Consideration will be adjusted to reflect such split, combination, dividend, distribution, Business Combination, or change.

   (c) At the Effective Time, by virtue of the Merger and without any action by holders thereof, all of the APF Common Shares issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding.

   4.2 Payment of Share Consideration. At the Closing, subject to Section 4.4 below, the Partners shall receive the Share Consideration (less expenses paid by APF on behalf of the Fund), distributed in accordance with the provisions of the Fund's limited partnership agreement as of the Closing Date. For the purposes of this Agreement, the Share Consideration will be reduced (i) by one APF Common Share for every $10.00 of expenses incurred by the Fund but paid or assumed by APF on behalf of the Fund and (ii) as provided in Section 4.4 below.

   4.3 Fractional APF Common Shares. No certificates representing fractional APF Common Shares shall be issued upon conversion of any Fund Interests. Each Partner of the Fund who would otherwise be entitled to fractional APF Common Shares will receive one APF Common Share for a fractional interest representing 50% or more of one APF Common Share. No APF Common Shares will be issued for a fractional interest representing less than 50% of one APF Common Share.

   4.4 Cash/Note Option. In the event that the Merger is consummated and one or more limited partners (the "Dissenting Partners") of the Fund vote against the Merger and affirmatively elect the cash/note option (the "Cash/Note Option"), such Dissenting Partners shall be entitled to receive, in lieu of the Share Consideration, consideration based on such Dissenting Partners' percentage interest (as determined by the Fund's partnership agreement) in the Fund's
asset liquidation value of $    , based on Valuation Associates' appraisal.
Such consideration shall be payable 10% in cash and 90% in Callable Notes due in 2006 (the "Notes"). The Notes will bear interest at a fixed rate equal to 120% of the applicable federal rate as of the date the consent solicitation on Form S-4 is mailed to the limited partners. The Share Consideration shall be reduced on a one-for-one basis for all APF Shares otherwise distributable to Dissenting Partners had such Dissenting Partners not elected the Cash/Note Option.

                                   ARTICLE V

             Representations and Warranties of The General Partners

   Each General Partner severally represents and warrants to APF and the Operating Partnership that the statements contained in this Article V are correct and complete as of the date hereof and on the Closing Date:

   5.1 Authorization of Transaction. The General Partner has full power and authority (including, as applicable, full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the General Partner, enforceable in accordance with its terms and conditions. The General Partner does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   5.2 Noncontravention. Except as set forth in Section 5.2 of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the General Partner is subject or, as applicable, any provision of the General Partner's articles of incorporation, bylaws or other organizational documents.

                                   ARTICLE VI

 Representations and Warranties of APF, The OPGeneral Partner and The Operating
                                  Partnership

   APF, the OP General Partner and the Operating Partnership jointly and severally represent and warrant to the General Partners and the Fund that the statements contained in this Article VI are correct and complete as of the date hereof and the Closing Date:

   6.1 Organization. APF is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. APF is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on APF. APF has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The OP General Partner is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. The Operating Partnership is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Operating Partnership is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Operating Partnership. The Operating Partnership has full limited partnership power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. APF and the OP General Partner have delivered to the General Partners and the Fund correct and complete copies of the certificate of incorporation of APF and the OP General Partner and the certificate of limited partnership and the limited partnership agreement of the Operating Partnership (each as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of APF and the OP General Partner and any organizational records of the Operating Partnership have been made available to the General Partners and the Fund and are correct and complete. APF is not in default under or in violation of any provision of its certificate of incorporation, and the Operating Partnership is not in default under or in violation of any provision of its certificate of limited partnership or limited partnership agreement.

   6.2 Capital Stock. The authorized capital stock of APF consists of 125,000,000 shares of common stock, $.01 par value (the "APF Common Shares"), of which 74,696,927 shares are outstanding as of January 31, 1999. Since January 31, 1999, APF has not issued any shares of capital stock. All outstanding APF Common Shares are, and all APF Common Shares issuable under any stock option plans of APF, will be when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable. Except
for the      APF Common Shares which may be issued in connection with APF's acquisition of the other 17 CNL Income Funds in the Proposed Acquisitions and the 12,300,000 APF Shares which may be issued in connection with APF's acquisition of CNL Fund Advisors, Inc., CNL Financial Services, Inc. and CNL Financial Corp., there are outstanding on the date hereof no options, warrants, calls, rights, commitments or any other agreements of any character to which APF is a party or by which it may be bound, requiring it to issue, transfer, sell, purchase, register, redeem, or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for or acquire any shares of its capital stock. All of the outstanding general partner interests of the Operating Partnership are owned by the OP General Partner, and all of the outstanding limited partner interests of the Operating Partnership are owned by the OP Limited Partnership, and there are outstanding on the date hereof no options, warrants, rights, commitments or any other agreements of any character to which the Operating Partnership or any partner thereof is a party or which it may be bound requiring it to issue, transfer, sell, purchase, register, redeem or acquire any interest in the Operating Partnership.

   6.3 Authorization for Common Stock. The Share Consideration will, when issued, be duly authorized, validly issued, fully paid and nonassessable, and no stockholder of APF will have any preemptive right or similar rights of subscription or purchase in respect thereof. The Share Consideration will be registered under the Securities Act and will be registered or exempt from registration under all applicable state securities laws. The Share Consideration will, when issued, be approved for listing on the NYSE, subject to official notice of issuance.

   6.4 Authorization of Transaction. APF, the OP General Partner and the Operating Partnership have full power and authority (including full corporate and limited partnership, as applicable, power and authority) to execute and deliver this Agreement and to perform their obligations hereunder. The execution, delivery and performance by APF, the OP General Partner and the Operating Partnership of this Agreement have been duly and validly authorized by the boards of directors of APF and the OP General Partner. This Agreement constitutes the valid and legally binding obligation of APF, the OP General Partner and the Operating Partnership, enforceable in accordance with its terms and conditions. None of APF, the OP General Partner or the Operating Partnership needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   6.5 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which, APF, the OP General Partner or the Operating Partnership is subject or any provision of APF's or the OP General Partner's articles of incorporation or by-laws or the Operating Partnership's certificate of limited partnership or limited partnership agreement or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which APF, the OP General Partner or the Operating Partnership is a party or by which it is bound or to which any of its assets is subject or (iii) result in the imposition of a Security Interest upon any of its assets.

   6.6 Title to Assets. APF has good title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or set forth in its most recent quarterly report on Form 10-Q filed with the SEC or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of its most recent quarterly report on Form 10-Q.

   6.7 Reports and Financial Statements. APF has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1996 (along with any such documents filed subsequent to the date hereof, the "APF SEC Documents"). All of the APF SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such APF SEC Documents. None of the APF SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later filed APF SEC Documents. There is no unresolved violation, criticism or exception by any governmental entity of which APF has received written notice with respect to such entity or statement which, if resolved in manner unfavorable to APF could have a Material Adverse Effect on APF. The financial statements of APF included in the APF SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, the case of interim financial statements, as permitted by Forms 10-Q and 8-K of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the financial position of APF as of the dates thereof and the results of operations and cash flows of APF for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments).

   6.8 Events Subsequent to September 30, 1998. Since September 30, 1998, nothing has occurred which has had or would reasonably be expected to have a Material Adverse Effect on APF.

   6.9 Litigation. Except as publicly disclosed by APF in its APF SEC Documents or on Schedule 1, there is no suit, claim, action, proceeding or investigation pending or, to the Knowledge of APF, threatened against APF or any of its Subsidiaries or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have a Material Adverse Effect on APF or (b) as of the date hereof, questions the validity of this Agreement or any action to be taken by APF in connection with the consummation of the transactions contemplated hereby or could otherwise prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by APF in any APF SEC Document, none of APF or its Subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on APF or would prevent or delay the consummation of the transactions contemplated hereby.

   6.10 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by APF for inclusion or incorporation by reference in (i) the Registration Statement to be filed by APF with the SEC in connection with the Merger will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the proxy statement sent by APF to its shareholders pertaining to the Merger will, at the date mailed to shareholders and at the times of the meeting of shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to APF, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the Registration Statement or the proxy statement, APF shall promptly so advise the General Partners and such event shall be so described, and such amendment or supplement (which the General Partners shall have a reasonable opportunity to review) shall be promptly filed with the SEC. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

   6.11 No Undisclosed Liabilities; Absence of Changes. Except as and to the extent publicly disclosed by APF in its APF SEC Documents or disclosed in
Schedule 1, as of December 31, 1998, to APF's Knowledge, none of APF or its Subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which are not fully reflected in, reserved against or otherwise described in the consolidated balance sheet of APF and its consolidated Subsidiaries (including the notes thereto) as of such date or which could reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF in any reports filed by it with the APF SEC Documents, since December 31, 1998, the business of APF and its Subsidiaries has been carried on only in the ordinary and usual course, to APF's Knowledge, none of APF or its Subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which could reasonably be expected to have, and there have been no events, changes or effects with respect to APF or its Subsidiaries Known to APF having or which could reasonably be expected to have, a Material Adverse Effect on APF.

   6.12 Brokers' Fees. Except for the fees and expenses paid to Merrill Lynch & Co. with respect to the delivery of the Fairness Opinion to the Special Committee and in connection with the financial services provided by Salomon Smith Barney, none of APF, the OP General Partner or the Operating Partnership has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

   6.13 Qualification as a REIT. APF is a "real estate investment trust" for federal income tax purposes. The consummation of the transactions contemplated by this Agreement will not cause APF to cease to qualify as a "real estate investment trust" for federal income tax purposes.

   6.14 Compliance with Applicable Law. Except as publicly disclosed by APF in its APF SEC Documents, to APF's Knowledge, it and its Subsidiaries hold all permits, licenses, variances, exemptions, order and approvals of all governmental entities necessary for the lawful conduct of their respective businesses, except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which could not reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF in its

APF SEC Documents, to APF's Knowledge, APF and its Subsidiaries are in compliance with the material terms of its permits, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF, the businesses of APF and its Subsidiaries are not, to APF's Knowledge, being conducted in violation of any law, ordinance or regulation of any governmental entity except that no representation or warranty is made in this Section 6.14 with respect to environmental laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on APF. Except as publicly disclosed by APF in its APF SEC Documents, no investigation or review by any governmental entity with respect to APF or its Subsidiaries is pending or, to the Knowledge of APF, threatened, nor, to the Knowledge of APF, has any government entity indicated an intention to conduct the same, other than, in each case, those which APF reasonably believes will not have a Material Adverse Effect on APF.

   6.15 Intellectual Property.

   (a) APF owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of APF as presently conducted. Each item of Intellectual Property owned or used by APF immediately prior to the Closing hereunder will be owned or available for use by APF on identical terms and conditions immediately subsequent to the Closing hereunder. APF has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

   (b) APF has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of APF's directors or officers (or employees with responsibility for Intellectual Property matters) has ever received any written charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that APF must license or refrain from using any Intellectual Property rights of any third party). No third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of APF which are material to the operation of APF's business.

   (c) APF has no patent or registration which has been issued to APF with respect to any of its Intellectual Property.

   (d) Nothing will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of APF's business as presently conducted.

   6.16 Insurance. With respect to each current insurance policy to which APF is a party, a named insured or is otherwise the beneficiary of coverage, to the knowledge of APF: (i) the policy is legal, valid, binding, enforceable, and in full force and effect; (ii) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) neither APF nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (iv) no party to the policy has repudiated any provision thereof.

   6.17 Tenants. To the Knowledge of APF and except as set forth on Schedule 1, no current tenant of a property owned by APF, which as of the date of APF's most recent quarterly report on Form 10-Q represented more than 5% of APF's total revenues, presently intends to materially change its relationship with the owner of the property, either due to the transactions contemplated hereby or otherwise.

   6.18 Disclosure. APF is in compliance in all material respects with its obligation under the Securities Exchange Act to publicly disclose material information in a timely fashion.

                                  ARTICLE VII

               Representations and Warranties Concerning the Fund

   The General Partners and the Fund jointly and severally represent and warrant to APF and the Operating Partnership that the statements contained in this Article VII are correct and complete as of the date hereof, except as set forth in the disclosure schedule delivered by the General Partners and the Fund to APF and the Operating Partnership in accordance with the provisions of
Section 8.14 (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article VII.

   7.1 Organization, Qualification, and Corporate Power. The Fund is a limited partnership duly organized, validly existing, and in good standing under the laws of Florida. The Fund is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Fund. Except as set forth in Section 7.1(a) of the Disclosure Schedule, the Fund has full limited partnership power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the Fund. Section 7.1(b) of the Disclosure Schedule lists the directors and officers of the corporate General Partner. The General Partners have been made available to APF and the Operating Partnership correct and complete copies of the certificate of limited partnership and the limited partnership agreement of the Fund (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the corporate General Partner and any organizational records of the Fund have been made available to APF and the Operating Partnership and are correct and complete in all material respects. The Fund is not in default under or in violation of any provision of its certificate of limited partnership or limited partnership agreement.

   7.2 Capitalization. All of the outstanding ownership interests in the Fund (the "Fund Interests") consist of (i) one percent in general partnership
interests and (ii)        units of limited partnership interests. All of the
outstanding Fund Interests have been duly authorized, are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Fund to issue, sell, or otherwise cause to become outstanding any additional ownership interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Fund.

   7.3 Authorization of Transaction. The Fund has full power and authority (including full limited partnership power and authority) to execute and deliver this Agreement and, upon the affirmative vote of a majority of the outstanding limited partnership Fund Interests, will have full power and authority (including limited partnership power and authority) to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Fund, enforceable in accordance with its terms and conditions, subject to bankruptcy, insolvency, moratorium and rights of creditors generally. The Fund is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

   7.4 Noncontravention. Except as set forth in Section 7.4 of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Fund is subject or any provision of the certificate of limited partnership or limited partnership agreement of the Fund or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Fund is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets).

   7.5 Title to Assets. The Fund has good title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or set forth in its most recent quarterly report on Form 10-Q filed with the SEC (the "Most Recent 10-Q") or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent 10-Q.

   7.6 Subsidiaries. The Fund does not have any Subsidiaries, operating or otherwise.

   7.7 Reports and Financial Statements. The Fund has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1996 (along with any such documents filed subsequent to the date hereof, the "Fund SEC Documents"). All of the Fund SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such Fund SEC Documents. None of the Fund SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later filed Fund SEC Documents. There is no unresolved violation by any governmental entity of which the Fund has received written notice with respect to such entity or statement which, if resolved in manner unfavorable to the Fund could have a Material Adverse Effect on the Fund. The financial statements of the Fund included in the Fund SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, the case of interim financial statements, as permitted by Forms 10-Q and 8-K of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP, the financial position of the Fund as of the dates thereof and the results of operations and cash flows of the Fund for the periods then ended (subject, in the case of interim financial statements, to normal year-end adjustments).

   7.8 Events Subsequent to the Most Recent 10-Q. Since the date of the Most Recent 10-Q nothing has had a Material Adverse Effect on the Fund. Without limiting the generality of the foregoing, since that date, except as set forth in the appropriately lettered paragraph of Section 7.8 of the Disclosure
Schedule:

   (a) the Fund has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration (as reasonably determined by the General Partners) in the Ordinary Course of Business;

   (b) the Fund has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 except in the Ordinary Course of Business;

   (c) no party (including the Fund) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) to which the Fund is a party or by which it is bound except in the Ordinary Course of Business;

   (d) the Fund has not imposed any Security Interest upon any of its assets, tangible or intangible except in the Ordinary Course of Business;

   (e) the Fund has not made any capital expenditure (or series of related capital expenditures) involving more than $50,000 except in the Ordinary Course of Business;

   (f) the Fund has not made any capital investment in, any loan to, or any acquisition of the securities or assets of any other Person (or series of related capital investments, loans, and acquisitions) outside the Ordinary Course of Business;

   (g) the Fund has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

   (h) the Fund has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

   (i) the Fund has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) outside the Ordinary Course of Business;

   (j) the Fund has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

   (k) there has been no change made or authorized in the certificate of limited partnership or limited partnership agreement of the Fund;

   (l) the Fund has not issued, sold, or otherwise disposed of any ownership interests, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any ownership interests in the Fund;

   (m) the Fund has not declared, set aside, or paid any dividend or made any distribution with respect to its ownership interests (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its ownership interests other than distributions consistent with past practices;

   (n) the Fund has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

   (o) the Fund has not made any loan to, or entered into any other transaction with, any of the General Partners or the directors, officers, or employees of the corporate General Partner outside the Ordinary Course of Business;

   (p) the Fund has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

   (q) the Fund has not made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

   (r) to the Knowledge of the General Partners, there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Fund; and

   (s) the Fund is not under any legal obligation, whether written or oral, to do any of the foregoing.

   7.9 Undisclosed Liabilities. The Fund does not have any Liability (and, to the Knowledge of the General Partners, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) Liabilities which have arisen after the date of the Most Recent Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law) or which are not in the aggregate material.

   7.10 Legal Compliance. Except as disclosed in the Fund SEC Documents, the Fund has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder), the violation of which could cause a Material Adverse Effect to the Fund, of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

   7.11 Tax Matters.

   (a) The Fund has filed all material Tax Returns that it was required to file, including, without limitation, any material Tax Returns required to be filed with any state. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Fund (as shown on any filed Tax Return) have been paid. The Fund currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Fund does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Fund that arose in connection with any failure (or alleged failure) to pay any Tax.

   (b) The Fund has withheld and, if due, paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any independent contractor, creditor, Partner, or other third party.

   (c) The General Partners do not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Fund either (A) claimed or raised by any authority in writing or (B) as to which any of the General Partners has Knowledge. Section 7.11(c) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Fund for taxable periods ended on or after December 31, 1996, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The General Partners have made available to APF and the Operating Partnership correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Fund since December 31, 1996.

   (d) The Fund has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

   (e) The Fund has not filed a consent under Code (S)341(f) concerning collapsible corporations. The Fund has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code (S)280G. The Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code (S)6662. The Fund is not a party to any Tax allocation or sharing agreement. The Fund (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Fund) or (B) has any Liability for the Taxes of any Person (other than the Fund) under Treas. Reg. (S)1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

   7.12 Real Property.

   Section 7.12(a) of the Disclosure Schedule lists and describes briefly all real property owned, leased or subleased by the Fund. Section 7.12(b) of the Disclosure Schedule lists all leases and subleases to which the Fund is a party, and the General Partners have made available to APF correct and complete copies of all such leases and subleases (as amended to date). With respect to each lease and sublease listed in Section 7.12(b) of the Disclosure Schedule:

   (a) the lease or, to the Knowledge of the General Partners, the sublease is legal, valid, binding, enforceable, and in full force and effect, except as may be affected by bankruptcy, insolvency, moratorium and the rights of creditors generally;

   (b) no consent is required with respect to the lease or sublease as a result of this Agreement, and the actions contemplated by this Agreement will not result in the change of any terms of the lease or sublease or otherwise affect the ongoing validity of the lease or sublease;

   (c) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

   (d) no party to the lease or, to knowledge of the General Partners, sublease has repudiated any provision thereof;

   (e) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or, to the Knowledge of the General Partners, sublease;

   (f) the Fund has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

   (g) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required by the Fund in connection with the operation thereof and, to the Knowledge of the General Partners, have been operated and maintained in all material respects in accordance with applicable laws, rules, and regulations; and

   (h) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

   7.13 Intellectual Property.

   (a) The Fund owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of the Fund as presently conducted. Each item of Intellectual Property owned or used by the Fund immediately prior to the Closing hereunder will be owned or available for use by the Fund on identical terms and conditions immediately subsequent to the Closing hereunder. The Fund has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

   (b) The Fund has not Knowingly interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the General Partners nor any of the corporate General Partner's directors and officers (and employees with responsibility for Intellectual Property matters) has ever received any written charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Fund must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the General Partners, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Fund which are material to the operation of the Fund's business.

   (c) The Fund has no patent or registration which has been issued to the Fund with respect to any of its Intellectual Property.

   (d) Section 7.13(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Fund uses pursuant to license, sublicense, agreement, or permission. The General

Partners have made available to APF and the Operating Partnership correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date).

   (e) To the Knowledge of the General Partners, nothing will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of the Fund's business as presently conducted.

   7.14 Tangible Assets. The Fund owns or leases all buildings, machinery, equipment, and other tangible assets used in the conduct of its business as presently conducted. Each such tangible asset is free from all material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used. The Most Recent Balance Sheet sets forth all of the assets, in the opinion of the General Partners, necessary to conduct the Fund's business as it is currently being conducted.

   7.15 Contracts. Section 7.15 of the Disclosure Schedule lists all of the following types of contracts and other agreements to which the Fund is a party:

   (a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $25,000 per annum;

   (b) any agreement concerning a partnership or joint venture;

   (c) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

   (d) any agreement concerning confidentiality or noncompetition;

   (e) any agreement with any General Partner or any of their Affiliates (other than the Fund);

   (f) any agreement under which it has advanced or loaned any amount to any of the General Partners or the corporate General Partner's directors, officers, and employees outside the Ordinary Course of Business; or

   (g) any agreement under which the consequences of a default or termination could have a Material Adverse Effect.

   The General Partners have made available to APF and the Operating Partnership a correct and complete copy of each written agreement listed in
Section 7.15 of the Disclosure Schedule (as amended to date) which is not included as an exhibit to a Fund SEC Document and a written summary setting forth the terms and conditions of each oral agreement referred to in Section
7.15 of the Disclosure Schedule. With respect to each agreement set forth in
Section 7.15 of the Disclosure Schedule or filed as an exhibit to a Fund SEC
Document: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect (except as may be affected by bankruptcy, insolvency, moratorium or the rights of creditors generally); (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (except as may be affected by bankruptcy, insolvency, moratorium or the rights of creditors generally); (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

   7.16 Notes and Accounts Receivable. All notes and accounts receivable of the Fund are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and collectible in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Fund.

   7.17 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Fund.

   7.18 Insurance. Section 7.18 of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Fund has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five years (or such lesser periods as the Fund has actively engaged in business or owned any material assets): (i) the name, address, and telephone number of the agent; (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured; and (iii) the policy number and the period of coverage. With respect to each current insurance policy, to the Knowledge of the General Partners and the Fund: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Fund nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. The Fund has been covered during the past five years (or such lesser periods as the Fund has actively engaged in business or owned any material assets) by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Section 7.18 of the Disclosure Schedule describes any self-insurance arrangements affecting the Fund.

   7.19 Litigation. Section 7.19 of the Disclosure Schedule sets forth each instance, not already disclosed in the Fund SEC Documents, in which the Fund
(i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to or, to its Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in Section
7.19 of the Disclosure Schedule or the Fund SEC Documents could result in any Material Adverse Effect on the Fund. None of the General Partners has any reason to believe that any additional such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Fund.

   7.20 Tenants. To the Knowledge of any of the General Partners, no current tenant of a property owned by the Fund presently intends to materially change its relationship with the owner of the property, either due to the transactions contemplated hereby or otherwise.

   7.21 Employees. The Fund does not have and has never had any employees, officers or directors. The Fund is not and has never been a party to or had any liability with respect to any Employee Benefit Plan.

   7.22 Guaranties. The Fund is not a guarantor of and is not otherwise liable for any liability or obligation (including indebtedness) of any other Person.

   7.23 Registration Statement. The information furnished by the Fund for inclusion in the Registration Statement will not, as of the effective date of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   7.24 Environmental Matters. The Fund is currently in compliance with all material environmental laws, ordinances, regulations and orders applicable to its business or properties, and, to the Knowledge of the General Partners, the tenants' present uses of the Fund's properties, whether leased or owned, do not materially violate any such laws, ordinances, regulations or orders. The Fund is not subject to any Liability or claim in connection with any environmental law or any use, treatment, storage or disposal of any hazardous substance or material or pollutant or any spill, leakage, discharge or release of any hazardous substance or material or pollutant as a result of having owned or operated any business prior to the Effective Time, which if a violation existed would have a Material Adverse Effect on the Fund.

   7.25 Vote Required. The affirmative vote of at least a majority of the outstanding Fund Interests is the only vote of any security holder in the Fund (under applicable law or otherwise) required to approve the Merger, this Agreement and the other transactions contemplated hereby.

   7.26 Disclosure. The representations and warranties contained in this
Article VII do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article VII not misleading.

                                  ARTICLE VIII
                             Pre-Closing Covenants

   The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

   8.1 General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article X below).

   8.2 Notices and Consents. The General Partners shall give any notices to third parties and obtain any third party consents referred to in Sections 5.1, 5.2, 7.3 and 7.4 above and the related sections of the Disclosure Schedule. APF, the OP General Partner and the Operating Partnership shall give any notices to third parties and obtain any third party consents referred to in Sections 6.4 and 6.5 above. Each of the Parties shall give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Sections 5.1, 6.4 and
7.3 above.

   8.3 Maintenance of Business; Prohibited Acts. During the period from the date of this Agreement to the Effective Time, the General Partners will not, and will not cause the Fund to, take any action that adversely affects the ability of the Fund (i) to pursue its business in the ordinary course, (ii) to seek to preserve intact its current business organizations, and (iii) to preserve its relationships with its tenants; and the General Partners will not allow the Fund to, without the OP General Partner's prior written consent, which consent shall not be unreasonably withheld:

   (a) issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, delivery, sale, disposition or pledge or other encumbrance of (i) any additional ownership interests (including the Fund Interests), or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any of its ownership interests, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any of its ownership interests or any other securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any of its ownership interests, or (ii) any other securities in respect of, in lieu of or in substitution for the Fund Interests outstanding on the date hereof;

   (b) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding securities (including the Fund Interests);

   (c) split, combine, subdivide or reclassify any of its ownership interests or otherwise make any payments to the Partners; provided, however, that nothing shall prohibit: (i) the payment of any ordinary distribution in respect of its ownership interests at such times and in such manner and amount as may be consistent with the Fund's past practice (which in any event shall include any and all compensation paid or payable or expenses reimbursed or reimbursable for the period from December 31, 1998 through the Effective Time, to the extent not otherwise paid or distributed to the Partners), or (ii) any distribution of property necessary for the representation and warranty set forth in Section
7.11 to be true and correct;

   (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the Merger);

   (e) make any acquisition, by means of merger, consolidation or otherwise, of any direct or indirect ownership interest in or assets comprising any business enterprise or operation outside the Ordinary Course of Business;

   (f) other than as may be necessary to consummate the Merger, adopt any amendments to its certificate of limited partnership or limited partnership agreement;

   (g) incur any indebtedness for borrowed money or guarantee such indebtedness or agree to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any other person or make any loans, advances or capital contributions to, or investments in, any other corporation, any partnership or other legal entity or to any other persons, outside the Ordinary Course of Business;

   (h) engage in the conduct of any business the nature of which is materially different from the business in which the Fund is currently engaged;

   (i) enter into any agreement providing for acceleration of payment or performance or other consequence as a result of a change of control of the Fund;

   (j) forgive any indebtedness owed to the Fund or convert or contribute by way of capital contribution any such indebtedness owed;

   (k) authorize or enter into any agreement providing for management services to be provided by the Fund to any third party or an increase in management fees paid by any third party under existing management agreements;

   (l) mortgage, pledge, encumber, sell, lease or transfer any material assets of the Fund except as contemplated by this Agreement;

   (m) authorize or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

   (n) perform any act or omit to take any action that would make any of the representations made above inaccurate or materially misleading as of the Effective Time.

   8.4 Full Access. The General Partners shall permit representatives of APF and the OP General Partner to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Fund to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Fund. APF, the OP General Partner and the Operating Partnership shall permit representatives of the General Partners and the Fund to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of APF and the Operating Partnership to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to APF, the OP General Partner and the Operating Partnership. The Parties agree that any information obtained in connection with the exercise of their rights pursuant to this Section 8.4 shall be Confidential Information for purposes of this Agreement.

   8.5 Notice of Developments. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Articles V, VI or VII above, as applicable. No disclosure by any Party pursuant to this Section 8.5, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

   8.6 Reorganization. From and after the date hereof and prior to the Effective Time, except for the transactions contemplated or permitted herein, each of APF, the Operating Partnership, the General Partners and the Fund shall use reasonable efforts to conduct its business and file Tax Returns in a manner that would not jeopardize the qualification of APF after the Effective Time as a real estate investment trust as defined within Section 856 of the Code.

   8.7 Fund Partner Approval. The General Partners hereby agree to vote the Fund Interests owned by them in favor of this Agreement and the transactions contemplated hereby and agree, subject to the satisfaction of their fiduciary duties as general partners under Florida law, as reasonably determined by the General Partners, to recommend that the limited Partners of the Fund vote their Fund Interests in favor of this Agreement and the transactions contemplated hereby.

   8.8 Delivery of Certain Financial Statements.

   (a) In addition to disclosure in Fund SEC Documents required to be filed by the Fund, promptly after they are available, and in any event not later than the tenth business day prior to the Closing Date, the Fund shall provide to APF and the OP General Partner with (i) true and correct copies of its unaudited consolidated balance sheet as of the most recently completed calendar quarter and (ii) true and correct copies of its unaudited balance sheet as of the last day of each month occurring after the date hereof and prior to the Closing Date and the related unaudited statements of income and cash flows for the year to date ending on the last day of each such month. Delivery of such financial statements shall be deemed to be a representation by the Fund and each of the General Partners that such balance sheets (including the related notes, if any) present fairly, in all material respects, the financial position of the Fund as of their respective dates, and the other related statements (including the related notes, if any) included therein present fairly, in all material respects, the results of its operations and cash flows for the respective periods or as of the respective dates set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise stated in the notes thereto, subject to normal year-end audit adjustments.

   (b) In addition to disclosure in APF SEC Documents required to be filed by APF, promptly after they are available, and in any event not later than the tenth business day prior to the Closing Date, APF shall provide to the Fund and the General Partners with (i) true and correct copies of its unaudited consolidated balance sheet as of the most recently completed calendar quarter and (ii) true and correct copies of its unaudited balance sheet as of the last day of each month occurring after the date hereof and prior to the Closing Date and the related unaudited statements of income and cash flows for the year to date ending on the last day of each such month. Delivery of such financial statements shall be deemed to be a representation by APF that such balance sheets (including the related notes, if any) present fairly, in all material respects, the financial position of APF as of their respective dates, and the other related statements (including the related notes, if any) included therein present fairly, in all material respects, the results of its operations and cash flows for the respective periods or as of the respective dates set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise stated in the notes thereto, subject to normal year-end audit adjustments.

   8.9 State Takeover Statutes. APF, the APF Board of Directors, the Operating Partnership, the Fund and the General Partners shall (i) take all action necessary so that no "fair price," "business combination," "moratorium," "control share acquisition" or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation, including without limitation, the control share acquisition provisions of Section 3-701 et seq. of the Maryland GCL and the business combination provisions of Section 3-601 et seq of the Maryland GCL (each, a "Takeover Statute"), is or becomes applicable to the Merger, this Agreement or any of the other transactions contemplated by this Agreement, and
(ii) if any Takeover Statute becomes applicable to the Merger, this Agreement or any other transaction contemplated by this Agreement, take all action necessary to minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

   8.10 Exclusivity. None of the General Partners shall solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities or any substantial portion of the assets of the Fund (including any acquisition structured as a merger, consolidation, or share exchange). The General Partners shall notify APF and the Operating Partnership immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

   8.11 Listing. APF shall effect, at or before the issuance of any APF Common Shares issued as Share Consideration pursuant to Article IV, authorization for listing or quotation of such APF Common Shares on the NYSE, subject to official notice of issuance.

   8.12 Maintenance of APF's Business. During the period from the date of this Agreement to the Effective Time, APF will not take any action that adversely affects the ability of APF (i) to pursue its business in the ordinary course,
(ii) to seek to preserve intact its current business organizations (iii) to preserve its relationships with its tenants and (iv) will not take any action to affect it status as a REIT for federal income tax purposes.

   8.13 Registration of Share Consideration. APF shall cause the Registration Statement to become effective prior to the Closing Date.

   8.14 Delivery and Approval of Disclosure Schedule and Schedule 1. Within fifteen (15) business days after the date of this Agreement the General Partners shall deliver to APF the Disclosure Schedule and APF shall deliver to the General Partners Schedule 1. Within fifteen (15) business days after APF receives the Disclosure Schedule it shall give the General Partners notice either that the disclosures in the Disclosure Schedule are, as to substance, satisfactory to APF, in its sole and absolute discretion, or that they are not satisfactory and that APF terminate this Merger Agreement pursuant to Section
11.2. Likewise, within fifteen (15) business days after the General Partners receive Schedule 1, the General Partners shall give APF notice either that the disclosures in Schedule 1 are, as to substance, satisfactory to them, in their sole and absolute discretion, or that they are not satisfactory and that such General Partners terminate the Agreement pursuant to Section 11.2. In the case of both APF and the General Partners, the failure of either to give the notice specified above within the applicable fifteen (15) business day period shall constitute approval of the Disclosure Schedule or Schedule 1, as applicable.

   8.15 Certain Acquisitions. APF or its Subsidiaries shall acquire CNL Fund Advisors, Inc., CNL Financial Corp. and CNL Financial Services, Inc. (collective, the "CNL Restaurant Services Group") substantially in accordance with the terms and conditions set forth in their respective merger agreements dated on or about the date hereof or such other terms that are mutually agreed to by the parties.

                                   ARTICLE IX

                             Post-Closing Covenants

   The Parties agree as follows with respect to the period following the
Closing:

   9.1 General. In the event that at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article XII below). The General Partners acknowledge and agree that from and after the Closing, the Surviving Partnership will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Fund.

   9.2 Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Fund, each of the other Parties will cooperate with it and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under
Article XII below).

   9.3 Transition. The General Partners will not take any action that is designed or intended to have the effect of discouraging any tenant, lessor, licensor, customer, supplier, or other business associate of the Fund from maintaining the same business relationships with the Surviving Partnership after the Closing as it maintained with the Fund prior to the Closing.

   9.4 Confidentiality.

   (a) The General Partners and the Fund will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to APF or the OP General Partner, as applicable, or destroy, at the request and option of APF or the OP General Partner, as applicable, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that any of the General Partners or the Fund is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, such General Partner or the Fund, as applicable, will notify APF or the OP General Partner, as applicable, promptly of the request or requirement so that such Party may seek an appropriate protective order or waive compliance with the provisions of this Section 9.4. If, in the absence of a protective order or the receipt of a waiver hereunder, such General Partner or the Fund is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then such General Partner or the Fund, as applicable, may disclose the Confidential Information to such tribunal; provided, however, that such General Partner or the Fund, as applicable, shall use its best efforts to obtain, at the request of APF or the OP General Partner, as applicable, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as APF or the OP General Partner, as applicable, shall designate.

   (b) APF, the OP General Partner and the Operating Partnership will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and, if the Closing does not occur, deliver promptly to the Fund General Partners, as applicable, or destroy, at the request and option of the Fund or the General Partners, as applicable, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. Prior to the Closing and if the Closing does not occur, in the event that any of APF, the OP General Partner or the Operating Partnership is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, APF, the OP General Partner or the Operating Partnership, as applicable, will notify the Fund or the General Partners, as applicable, promptly of the request or requirement so that such Party may seek an appropriate protective order or waive compliance with the provisions of this
Section 9.4. If, in the absence of a protective order or the receipt of a waiver hereunder, APF, the OP General Partner or the Operating Partnership is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then APF, the OP General Partner or the Operating Partnership, as applicable, may disclose the Confidential Information to such tribunal; provided, however, that APF, the OP General Partner or the Operating Partnership, as applicable, shall use its best efforts to obtain, at the request of the Fund or the General Partners, as applicable, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Fund or the General Partners, as applicable, shall designate.

   9.5 Covenant Not to Compete. Unless employed by the Surviving Partnership or APF after the Closing, for a period of three years from and after the Closing Date, none of the General Partners will engage directly or indirectly in any business serving the restaurant industry that the Surviving Partnership or APF conducts as of the Closing Date, except existing restaurant businesses and properties currently owned or advised by affiliates of CNL Group, Inc., including CNL Advisory Services, Inc. In addition, and not in lieu of the foregoing, for a period of three years from and after the Closing Date, James
M. Seneff, Jr. hereby covenants and agrees not to engage or participate, directly or indirectly, as principal, agent, executive, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business that relates to the ownership, acquisition or development of "restaurant operations"; provided, however, for the purposes of this Agreement, "restaurant operations" shall not include the ownership, acquisition or development of hotel and health care properties that contain restaurant operations and those entities set forth on Schedule 9.5, and provided further, the noncompetition covenant shall not operate to preclude Mr. Seneff's ownership of APF Common Shares and of up to 5% of the equity securities of companies whose common stock is publicly traded that are engaged in owning, operating, franchising or making are engaged in owning, operating, franchising or making loans to restaurants and restaurant companies. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 9.5 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

   9.6 Tax Matters.

   (a) If there is an adjustment to any item reported on a pre-closing Tax Return that results in an increase in the Taxes payable by the Fund or any of the General Partners, and such adjustment results in a corresponding adjustment to items reported on a post-closing Tax Return with the result that the Taxes payable either by APF, any of its Subsidiaries, or by any consolidated group of companies of which APF or any Subsidiary are then members are reduced, or a refund of Taxes is increased, then any APF Indemnity Claim that the General Partners or Fund owes APF or the Operating Partnership pursuant to Article XII below shall be reduced by the amount by which such Taxes are reduced or such refunds are increased.

   (b) Any refund or credit of Taxes (including any statutory interest thereon) received by APF or any of its Subsidiaries attributable to periods ending on or prior to or including the Closing Date that were paid by the Fund pursuant to this Agreement shall reduce any APF Indemnity Claim that the General Partners or the Fund owes APF pursuant to Article XII below by an amount equal to the amount of such refund or credit.

   (c) In the event that APF or any of its Subsidiaries receives notice, whether orally or in writing, of any pending or threatened federal, state, local or foreign tax examinations, claims settlements, proposed adjustments or related matters with respect to Taxes that could affect the Fund or the General Partners, or if the Fund or any of the General Partners receives notice of such matters that could affect APF or any of its Subsidiaries, the party receiving such notice shall notify in writing the potentially affected party within ten
(10) days thereof. The failure of either party to give the notice required by this Section shall not impair such party's rights under this Agreement except to the extent that the other party demonstrates that it has been damaged thereby.

   (d) The General Partners shall have the responsibility for, and shall be entitled, at their expense, to contest, control, compromise, reasonably settle or appeal all proceedings with respect to pre-closing Taxes.

                                   ARTICLE X

                       Conditions to Obligation to Close

   10.1 Conditions to Each Party's Obligation. The respective obligations of APF, the OP General Partner, the Operating Partnership, the Fund and the General Partners to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, which conditions may be waived upon the written consent of APF and the General Partners:

   (a) Governmental Approvals and Consents. The Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Sections 5.1, 6.4, and 7.3 above.

   (b) No Injunction or Proceedings. There shall not be any action, suit, or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would, in the reasonable judgment of APF or the General Partners, (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) materially adversely affect the right of the Surviving Partnership to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

   (c) No Suspension of Trading, Etc. At the Effective Time, there shall be no declaration of a banking moratorium by federal or state authorities or any suspension of payments by banks in the United States (whether mandatory or not) or of the extension of credit by lending institutions in the United States, or commencement of war or other international, armed hostility or national calamity directly or indirectly involving the United States, which war, hostility or calamity (or any material acceleration or worsening thereof), in the sole judgment of APF, would have a Material Adverse Effect on the Fund or, in the sole judgment of any of the General Partners, would have a Material Adverse Effect on APF.

   (d) Shareholder/Partner Approvals. The stockholders of APF shall have approved APF's Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A, and the Partners of the Fund shall have approved the Merger Proposal, amendments to the partnership agreement, if any.

   (e) Registration of Share Consideration. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by the SEC seeking a stop order.

   10.2 Conditions to Obligation of APF, the OP General Partner and the Operating Partnership. The obligations of APF, the OP General Partner and the Operating Partnership to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction on or prior to December 31, 1999 of the following conditions:

   (a) the General Partners and the Fund shall have delivered to APF and the OP General Partner a certificate to the effect that:

     (i) the representations and warranties set forth in Article V and
  Article VII above are true and correct in all material respects at and as of the Closing Date;

     (ii) the General Partners and the Fund have performed and complied with all of their covenants hereunder in all material respects at and as of the Closing Date;

     (iii) the General Partners and the Fund have procured all of the material third-party consents specified in, respectively, Section 5.2 and
  Section 7.4 above and the related sections of the Disclosure Schedule; and

     (iv) no action, suit, or proceeding is pending or, to their Knowledge, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or
  (C) affect adversely the right of the Surviving Partnership to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

Notwithstanding the foregoing, APF's obligation to close as a result of a breach of the representations and warranties contained in Section 7.24 shall be governed solely by Section 10.2(e) below.

   (b) since December 31, 1998, there shall not have occurred any material adverse changes in the business, properties, operations or condition (financial or otherwise) of the Fund, such determination to be made in the reasonable discretion of APF;

   (c) APF and the Operating Partnership shall have received an opinion dated as of the Closing Date from Baker and Hostetler LLP, counsel to the General Partners and the Fund, taken as a whole, in form and substance reasonably satisfactory to APF and the Operating Partnership;

   (d) APF shall have received the Disclosure Schedule and approved it in accordance with Section 8.14;

   (e) There shall not exist an unlawful environmental condition on one or more properties owned by the Fund, which in the opinion of a mutually acceptable environmental engineer or consultant, would require APF to expend
in excess of            in order to remediate such unlawful environmental
condition and cause the subject property or properties to comply with applicable environmental laws, ordinances, regulations or orders; and

   (f) If each of the CNL Income Funds approves its respective Proposed Acquisition, Merrill Lynch & Co. shall not have withdrawn its Fairness Opinion issued in connection with the Merger. If a Proposed Acquisition is not approved by the applicable CNL Income Fund, then the Special Committee of the Board of Directors of APF shall have received a fairness opinion addressed to APF and its stockholders from Merrill Lynch & Co. as to the fairness of the Proposed Acquisitions that were approved by the respective CNL Income Fund, including the consideration to be paid in connection therewith, to APF and its stockholders from a financial point of view.

   APF, the OP General Partner and the Operating Partnership may waive any condition specified in this Section 10.2 if they execute a writing so stating at or prior to the Closing.

   10.3 Conditions to Obligation of the General Partners and the Fund. The obligations of the General Partners and the Fund to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction on or prior to December 31, 1999 of the following conditions:

   (a) APF, the OP General Partner and the Operating Partnership shall have delivered to the General Partners and the Fund a certificate to the effect that:

     (i) the representations and warranties set forth in Article VI above are true and correct in all material respects at and as of the Closing Date;

     (ii) APF, the OP General Partner and the Operating Partnership have performed and complied with all of their covenants hereunder in all material respects through the Closing; and

     (iii) no action, suit, or proceeding is pending or, to their knowledge, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

   (b) APF shall have delivered to the Fund for distribution to the Partners the Share Consideration pursuant to Section 4.2 and, as applicable, the cash and Notes pursuant to Section 4.4;

   (c) since September 30, 1998, there shall not have occurred any material adverse changes in the business, properties, operations or condition (financial or otherwise) of APF;

   (d) APF shall have acquired the CNL Restaurant Services Group;

   (e) the General Partners shall have received Schedule 1 and approved it in accordance with Section 8.14;

   (f) the APF Common Shares shall have been approved for listing on the NYSE subject to official notice of issuance;

   (g) the General Partners shall have received an opinion dated as of the Closing Date from Shaw Pittman Potts & Trowbridge, counsel to APF and the Operating Partnership, in form and substance reasonably satisfactory to the General Partners; and

   (h) Legg Mason Wood Walker Incorporated shall not have withdrawn the Fund Fairness Opinion.

   The General Partners and the Fund may waive any condition specified in this
Section 10.3 if they execute a writing so stating at or prior to the Closing.

                                  ARTICLE XI

                                  Termination

   11.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the General Partners, the limited partners of the Fund, the OP General Partner or the stockholders of APF, respectively, either by the mutual written consent of APF, the OP General Partner and the General Partners or by mutual action of the General Partners and the Boards of Directors of each of the corporate General Partner and the OP General Partner and the Special Committee.

   11.2 Termination by Individual Parties. This Agreement may be terminated and the Merger may be abandoned (a) by action of the Special Committee and the Board of Directors of the OP General Partner in the event of a failure of a condition to the obligations of APF and the Operating Partnership set forth in
Section 10.2 of this Agreement; (b) by the General Partners in the event of a failure of a condition to the obligations of General Partners or the Fund set forth in Section 10.3 of this Agreement; (c) any Party if the Merger shall not have occurred by December 31, 1999 or (d) if a United States federal or state court of competent jurisdiction or United States federal or state governmental agency shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, in the case of a termination pursuant to clause (a) or (b) above, that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in said clause.

   11.3 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article XI, no Party hereto (or any of its directors or officers) shall have any liability or further obligation to any other Party to this Agreement, except that nothing herein will relieve any Party from liability for any breach of this Agreement or the obligations set forth in Sections 9.4 and 13.11.

                                  ARTICLE XII

                                Indemnification

   12.1 Indemnity Obligations of the General Partners and the Fund. Subject to Sections 12.5 and 12.6 hereof, each of the General Partners severally, in accordance with its percentage interest in the Share Consideration and limited in amount to the value of the APF Common Shares received by it, based upon the average per share closing price of the APF Common Shares for the first twenty trading days after the APF Common Shares are listed on NYSE (the "20 Day Average Price"), agree to indemnify and hold APF, the OP General Partner and the Surviving Partnership harmless from, and to reimburse APF, the OP General Partner and the Surviving Partnership for, any APF Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "APF Indemnity Claim" shall mean any loss, damage, deficiency, claim, liability, obligation, suit, action, fee, cost, or expense of any nature whatsoever resulting from (i) any breach of any representation and warranty of any of the General Partners or the Fund which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or any failure to perform, any of the covenants, agreements, or undertakings of any of the General Partners or the Fund which are contained in or made pursuant to this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this Section 12.1.

   12.2 Indemnity Obligations of APF, the OP General Partner and the Operating Partnership. Subject to Sections 12.5 and 12.6 hereof, APF, the OP General Partner and the Operating Partnership (including in its capacity as the Surviving Partnership) hereby jointly and severally agree to indemnify and hold each of the General Partners and the Fund harmless from, and to reimburse each of the General Partners and the Fund for, any Fund Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "Fund Indemnity Claim" shall mean any loss, damage, deficiency, claim, liability, suit, action, fee, cost, or expense of any nature whatsoever incurred by any of the General Partners or the Fund resulting from
(i) any breach of any representation and warranty of APF, the OP General Partner or the Operating Partnership which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or failure to perform, any of the covenants, agreements, or undertakings of APF, the OP General Partner and the Operating Partnership which are contained in or made pursuant to the terms and conditions of this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this
Section 12.2.

   12.3 Appointment of Representative. James M. Seneff, Jr. is hereby appointed as the exclusive agent of the General Partners and the Fund to act on their behalf with respect to any and all Fund Indemnity Claims and any and all APF Indemnity Claims arising under this Agreement or such other representative as may be hereafter appointed by the General Partners. Such agent is herein referred to as the "Representative." The Representative shall take, and the General Partners agree that the Representative shall take, any and all actions which the Representative believes are necessary or appropriate under this Agreement for and on behalf of the General Partners and the Fund, as fully as if such parties were acting on their own behalf, including, without limitation, asserting Fund Indemnity Claims against APF, the OP General Partner and the Operating Partnership, defending all APF Indemnity Claims, consenting to, compromising, or settling all Fund Indemnity Claims and APF Indemnity Claims, conducting negotiations with APF, the OP General Partner and the Operating Partnership and their representatives regarding such claims, taking any and all other actions specified in or contemplated by this Agreement and engaging counsel, accountants, or other representatives in connection with the foregoing matters. APF, the OP General Partner and the Operating Partnership shall have the right to rely upon all actions taken or omitted to be taken by the Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the General Partners and the Fund. The Representative, acting pursuant to this Section 12.3, shall not be liable to any of the General Partners or the Fund for any act or omission, except in connection with any act or omission that was the result of the Representative's bad faith or gross negligence.

   12.4 Notification of Claims. Subject to the provisions of Section 12.5, in the event of the occurrence of an event which any Party asserts constitutes an APF Indemnity Claim or a Fund Indemnity Claim, as applicable, such Party shall provide the indemnifying party with prompt notice of such event and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party Claim"), the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment, or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment, or compromise of the same. An indemnified party's failure to give timely notice or to furnish the indemnifying party with any relevant data and documents in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such Party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. Any indemnifying party may elect, at such Party's sole expense, to assume control of the defense, settlement, adjustment, or compromise of any Third-Party Claim, with counsel reasonably acceptable to the indemnified parties, insofar as such claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment, or compromise of such claims, or ceasing to defend against such claims, unless such settlement is a cash settlement and contains an unconditional release of the indemnified party from all existing and future claims with respect to the matter being contested. In connection with any Third-Party Claim, the indemnified party, or the indemnifying party if it has assumed the defense of such claim pursuant to the preceding sentence, shall diligently pursue the defense of such Third-Party Claim.

   12.5 Survival. All representations and warranties, and, except as otherwise provided in this Agreement, all covenants and agreements of the parties contained in or made pursuant to this Agreement, and the rights of the parties to seek indemnification with respect thereto, shall survive until eighteen months from the Closing Date; provided, however, the representations and warranties contained in Sections 6.2, 6.3 and 7.11 shall survive until the expiration of the applicable statute of limitations with respect to the matters covered thereby. No claim shall be made after the applicable survival period.

   12.6 Limitations. Notwithstanding the foregoing, any claim by an indemnified party against any indemnifying party under this Agreement shall be payable by the indemnifying party only in the event, and to the extent, that the accumulated amount of the claims in respect of such indemnifying party's obligations to indemnify under this Agreement shall and the other claims described in Article XIII exceed in the aggregate the dollar amount specified in Article XIII. As to APF Indemnity Claims, the liability of each General Partner shall be limited as provided in Article XIII.

   12.7 Exclusive Provisions; No Rescission. Except as set forth in this Agreement, no Party hereto is making any representation, warranty, covenant, or agreement with respect to the matters contained herein. Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant, or agreement contained herein or in any certificate or other document delivered pursuant hereto relating to the Merger shall give rise to any right on the part of any Party hereto, after the consummation of the Merger, to rescind this Agreement or the transactions contemplated by this Agreement. Following the consummation of the Merger, the rights of the Parties under the provisions of this Article XII shall be the sole and exclusive remedy available to the Parties with respect to claims, assertions, events, or proceedings arising out of or relating to the Merger.

                                  ARTICLE XIII

                            Limitation of Liability

   13.1 Threshold. Notwithstanding anything to the contrary stated in this Agreement, in no event (i) shall the General Partners or any of them have any liability to APF and/or the OP General Partner and the Surviving Partnership on account of any APF Indemnity Claim or for any claim for breach of warranty or for misrepresentation, or any other claim whatsoever arising under this Agreement or in connection with the transaction contemplated herein (individually a "Claim" and collectively, "Claims") or for any loss, damage, deficiency, liability, obligation, suit, action, judgment, fee, cost or expense of any nature whatsoever directly resulting from Claims (collectively, "Losses") unless, until and only to the extent that the accumulated amount of
all Losses exceeds the amount of            in the aggregate (the "Threshold")
nor (ii) shall the individual or aggregate liability of the General Partners on account of Claims and Losses exceed the value of APF Common Shares actually issued to the General Partners in the Merger valued at the 20 Day Average Price. To the extent that any Claim is asserted against more than one General Partner, each General Partner shall be liable only for such General Partner's proportionate share of the Claim based on the percentage that the APF Common Shares received by such General Partner in the Merger is of the total APF Commons Shares comprising the Share Consideration. Any Claim against a General Partner, including an APF Indemnity Claim, may be satisfied by such General Partner, in its sole discretion, by surrendering to the claimant(s) APF Common Shares at a value equal to the closing price per share of such shares on the NYSE on the last trading day preceding the date such APF Common Shares are surrendered.

   13.2 Special Indemnification. APF agrees to indemnify, defend and hold harmless the General Partners against any loss, damage, deficiency, liability, obligation, suit, action, judgment, fee, cost or expense of any nature whatsoever, including reasonable attorneys' fees, arising after the Effective Time that would have arisen in their capacity as General Partners of the Fund had the Merger not been consummated and that are the result of APF's alleged actions or inactions. The Threshold described in Section 13.1 above shall not apply to APF obligations to indemnify the General Partners pursuant to this
Section 13.2.

                                  ARTICLE XIV

                                 Miscellaneous

   14.1 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of APF and the General Partners; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

   14.2 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

   14.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

   14.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of APF and the General Partners.

   14.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

   14.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.7 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, as of the date two business days after mailing, if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

  If to the Fund or the General Partners:

     c/o James M. Seneff, Jr.
     400 East South Street
     Suite 500
     Orlando, Florida 32801
     Telecopy: (407) 423-2894

  With copy to:

     Baker & Hostetler LLP
     Sun Trust Center, Suite 2300
     200 South Orange Avenue
     Orlando, Florida 32801
     Attn: Kenneth C. Wright, Esq.
     Telecopy: (407) 841-0168

  If to APF or the Operating Partnership:

     Curtis B. McWilliams
     Executive Vice President
     CNL American Properties, Inc.
     400 East South Street
     Suite 500
     Orlando, Florida 32801
     Telecopy: (407) 650-1000

  With copy to:

     Shaw Pittman Potts & Trowbridge
     2300 N Street, N.W.
     Washington, D.C. 20037
     Attn: John M. McDonald, Esq.
     Telecopy: (202) 663-8007

   Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

   14.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rules (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

   14.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by APF, the OP General Partner and the General Partners. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

   14.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

   14.11 Expenses. If the Closing occurs, APF will bear all costs and expenses of the Parties incurred in connection with this Agreement and the transactions contemplated hereby to the extent not already paid by the Fund or the General Partners. If the Closing does not occur, APF, the OP General Partner and the Operating Partnership will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, and the General Partners and the Fund will divide their costs and expenses (including legal fees and expenses) as follows:
(i) the Fund shall bear that percentage of the costs and expenses equal to the percentage obtained by dividing the number of Fund votes in favor of the Merger by the sum of the total number of votes cast and the total number of abstentions and (ii) the General Partners shall bear the remainder of the costs and expenses.

   14.12 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

   14.13 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

   14.14 Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 13.15 below), in addition to any other remedy to which they may be entitled, at law or in equity.

   14.15 Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in and for Orange County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

   IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                          CNL AMERICAN PROPERTIES FUND, INC.

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          CNL APF PARTNERS, L.P.

                                          By: CNL APF GP Corp., as General
                                           Partner

                                          By: /s/ Robert A. Bourne
                                          Its: President

                                          CNL APF GP Corp.

                                          By: /s/ Robert A. Bourne
                                          Its: President

                                          CNL INCOME FUND  , Ltd.

                                          By: CNL Realty Corporation, as
                                           General Partner

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          CNL REALTY CORPORATION

                                          By: /s/ James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          /s/ Robert A. Bourne
                                          Robert A. Bourne, as General Partner

                                          /s/ James M. Seneff, Jr.
                                          James M. Seneff, Jr., as General
                                           Partner

                                                                      Exhibit E

                FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

   THIS FIRST AMENDMENT TO AGREEMENT AND PLAN MERGER is entered into as of the 4th day of June 1999, by and among by and among CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP Corp., a
Delaware corporation (the "OP General Partner"),             , a Florida
limited partnership (the "Fund"), and Robert A. Bourne, James M. Seneff, Jr., and CNL Realty Corporation, a Florida corporation (together with Messrs. Bourne and Seneff, the "General Partners"). APF, the Operating Partnership, the OP General Partner, the Fund and the General Partners are referred to collectively herein as the "Parties" and individually as a "Party."

                                   Recitals:

   WHEREAS, pursuant to the terms of the Agreement and Plan of Merger dated March 11, 1999 by and among the Parties (the "Merger Agreement"), the Fund will be merged with and into the Operating Partnership, and the Operating Partnership will be the surviving limited partnership in the Merger, upon the terms and subject to the conditions of the Merger Agreement; and

   WHEREAS, the Parties desire to amend the Merger Agreement in the manner set forth below.

                                  Agreement:

1. Amendments To Merger Agreement

   The Merger Agreement is hereby amended as follows in accordance with the provisions of Section 14.9 of the Merger Agreement:

   1.1 The definition of "Cash/Notes Option" is hereby deleted in its entirety.

   1.2 Clause (B) of Section 4.1(a)(iii)(B) is hereby deleted in its entirety and restated as follows:

     "(B) Notes in accordance with Section 4.4 below."

   1.3 Clause (i) of Section 4.2(ii) is hereby deleted in its entirety and restated as follows:

     "(ii) by one APF Common Share for every $10.00 of expenses incurred by the Fund but paid or assumed by APF on behalf of the Fund (or, if APF consummates the Reverse Split, for every $20.00 of expenses)."

   1.4 Section 4.4 is hereby deleted in its entirety and amended and restated as follows:

     "Note Option. In the event that the Merger is consummated and one or more limited partners (the "Dissenting Partners") of the Fund vote against the Merger and affirmatively elect the note option, such limited partners shall be entitled to receive, in lieu of the Share Consideration, notes (the "Notes") in the aggregate amount equal to 97% of the value (based on the Exchange Value as defined in the Registration Statement) of the Share Consideration such Dissenting Partners would have otherwise received had such partners not elected to receive the Notes (the "Note Option"). The Notes will mature on the fifth anniversary of the Closing Date and will bear interest at a fixed rate equal to seven percent. The aggregate Share Consideration shall be reduced on a one-for-basis for all APF Shares otherwise distributable to Dissenting Partners had such Dissenting Partners not elected the Note Option."

  1.5 The reference to "December 31, 1999" in the lead in of Section 10.2 is hereby deleted and replaced with March 31, 2000.

  1.6 The following subsection shall be added to Section 10.2

    "(g) The aggregate face amount of the Notes to be issued to Dissenting Limited Partners shall not have exceeded 15% of the value of the Share Consideration based on the Exchange Value."

  1.7 The reference to "December 31, 1999" in the lead in of Section 10.3 is hereby deleted and replaced with March 31, 2000.

  1.8 The reference to "December 31, 1999" in clause (c) of Section 11.2 is hereby deleted and replaced with "March 31, 2000."

2. General

  2.1 Except as specifically set forth in this First Amendment, the Merger Agreement shall remain unmodified and in full force and effect.

  2.2 This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

  2.3 The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

  2.4 This First Amendment shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rules (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

   IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date first above written.

                                          CNL AMERICAN PROPERTIES FUND, INC.

                                          /s/ James M. Seneff, Jr.
                                          ----------------------------------
                                          By: James M. Seneff, Jr.
                                          Its: Chairman and Chief Executive
                                           Officer

                                          CNL APF PARTNERS, L.P.

                                          By: CNL APF GP Corp., as General
                                           Partner

                                          /s/ Robert A. Bourne
                                          ----------------------------------
                                          By: Robert A. Bourne
                                          Its: President

                                          CNL APF GP Corp.

                                          /s/ Robert A. Bourne
                                          ----------------------------------
                                          By: Robert A. Bourne
                                          Its: President

                                          CNL INCOME FUND   , Ltd.

                                          By: CNL Realty Corporation, as
                                           General Partner

                                          /s/ James M. Seneff, Jr.
                                          ----------------------------------
                                          By: James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          CNL REALTY CORPORATION

                                          /s/ James M. Seneff, Jr.
                                          ----------------------------------
                                          By: James M. Seneff, Jr.
                                          Its: Chief Executive Officer

                                          /s/ Robert A. Bourne
                                          ----------------------------------
                                          Robert A. Bourne, as General Partner

                                          /s/ James M. Seneff, Jr.
                                          ----------------------------------
                                          James M. Seneff, Jr., as General
                                           Partner

                                          October 27, 1999

CNL Income Fund, Ltd.
c/o James M. Seneff, Jr.
400 East South Street, Suite 500
Orlando, Florida 32801

  Re: Agreement and Plan of Merger dated March 11, 1999 by and among CNL
      American Properties Fund, Inc. ("APF"), CNL APF Partners, L.P. (the "Operating Partnership"), CNL APF GP Corp. (the "OP General Partner"), (the "Fund"), and Robert A. Bourne, James M. Seneff, Jr. and CNL Realty Corporation (together, the "General Partners"), as amended by First Amendment to Agreement and Plan of Merger dated June 4, 1999 (the agreement and plan of merger, as so amended, the "Merger Agreement")

Gentlemen:

   Under the terms of Section 2.3 of the Merger Agreement, the closing of the merger of the Fund into the Operating Partnership is to occur within five (5) business days following the fulfillment or waiver of the conditions set forth in Article X of the Merger Agreement but in no event later than March 31, 2000.

   The parties desire to further amend the Merger Agreement to modify the provisions thereof regarding the time for Closing and for the satisfaction or waiver of the conditions set out in Article X.

   Accordingly, the parties agree that Section 2.3 of the Merger Agreement is amended to provide that the Closing shall take place by the later of thirty
(30) days after the Partners of the Fund approve the Merger Proposal in accordance with the requirements of the Merger Agreement or March 31, 2000; however, in no event later than June 30, 2000. Further, the reference to "March 31, 2000" in the lead in of Sections 10.2 and 10.3 and in clause (c) of Section
11.2 is deleted and replaced with "the Closing Date."

   Capitalized terms used but not defined in this letter have the meanings such terms are given in the Merger Agreement.

   Except as specifically amended hereby, the Merger Agreement remains unmodified and in full force and effect.

   To evidence your agreement to the foregoing amendment of the Merger Agreement, please sign and return to me a copy of this letter.

                                          CNL AMERICAN PROPERTIES FUND, INC.

                                          /s/ John T. Walker
                                          Name: John T. Walker
                                          Its: President

                                          CNL APF PARTNERS, L.P.

                                          By: CNL APF GP Corp., as General
                                              Partner

                                          /s/ John T. Walker
                                          Name: John T. Walker
                                          Its: President

Agreed as of the date of the above letter.

                                          CNL INCOME FUND  , LTD.

                                          By: CNL Realty Corporation, as
                                              General Partner

                                          /s/ James M. Seneff, Jr.
                                          --------------------------------
                                          James M. Seneff, Jr.
                                          Chief Executive Officer

                                          /s/ Robert A. Bourne
                                          --------------------------------
                                          Robert A. Bourne, as General Partner

                                          /s/ James M. Seneff, Jr.
                                          --------------------------------
                                          James M. Seneff, Jr., as General
                                           Partner

                                          CNL APF GP CORP.

                                          /s/ John T. Walker
                                          --------------------------------
                                          Name: John T. Walker
                                          Its: President

                                                                  Exhibit F

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Condensed Consolidated Balance Sheets--As of September 30, 1999 and
 December 31, 1998.......................................................  F-2

Condensed Consolidated Statements of Earnings--For the Quarters and for
 the Nine Months ended September 30, 1999 and 1998 ......................  F-3

Condensed Consolidated Statements of Stockholders Equity and
 Comprehensive Income (Loss)--For the Nine Months ended September 30,
 1999 and the Year Ended December 31, 1998...............................  F-4

Condensed Consolidated Statements of Cash Flows--For the Nine Months
 ended September 30, 1999 and 1998.......................................  F-5

Notes to Condensed Consolidated Financial Statements--For the Quarters
 and Nine Months ended September 30, 1999 and 1998.......................  F-6
Statement of Estimated Taxable Operating Results Before Dividends Paid
 Deduction--Properties Acquired from January 1, 1998 through October 31,
 1999.................................................................... F-17
Report of Independent Certified Public Accountants....................... F-18
Consolidated Balance Sheets--As of December 31, 1998 and 1997............ F-19

Consolidated Statements of Earnings--For the Years ended December 31,
 1998, 1997 and 1996..................................................... F-20

Consolidated Statements of Stockholders' Equity--For the Years ended
 December 31, 1998, 1997 and 1996........................................ F-21

Consolidated Statements of Cash Flows--For the Years ended December 31,
 1998, 1997 and 1996..................................................... F-22

Notes to Consolidated Financial Statements--For the Years ended December
 31, 1998, 1997 and 1996................................................. F-23

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                   September 30,   December 31,
                                                        1999           1998
                                                   --------------  ------------
                     ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss
 on land and buildings...........................  $  612,738,338  $393,339,334
Net investment in direct financing leases........     143,742,922    91,675,650
Investment in joint venture......................       1,078,832       988,078
Mortgage notes receivable........................      80,233,625    19,631,693
Equipment and other notes receivable.............      42,065,567    19,377,380
Other investments................................      52,773,100    16,201,014
Cash and cash equivalents........................       5,695,904   123,199,837
Certificates of deposit..........................             --      2,007,540
Receivables, less allowance for doubtful accounts
 of $1,591,936 and $1,069,024, respectively......       2,190,984       526,650
Accrued rental income............................       7,037,556     3,959,913
Due from related party...........................         191,013           --
Intangibles and other assets.....................      27,270,434     9,444,924
Goodwill, net of accumulated amortization........      49,833,539           --
                                                   --------------  ------------
                                                   $1,024,851,814  $680,352,013
                                                   ==============  ============
      LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit...................................  $  256,000,000  $ 10,143,044
Mortgage warehouse facility......................      44,484,588           --
Accrued construction costs payable...............      13,167,931     4,170,410
Accounts payable and accrued expenses............       3,928,821     1,035,436
Due to related parties...........................       2,916,161     1,308,464
Rents paid in advance............................       1,417,663       954,271
Deferred rental income...........................       3,228,909     1,189,883
Other payables...................................       2,081,812       458,402
                                                   --------------  ------------
    Total liabilities............................     327,225,885    19,259,910
                                                   --------------  ------------
Minority interest................................         892,836       281,817
                                                   --------------  ------------
Commitments and contingencies (Note 15)
Stockholders' equity:
  Preferred stock, without par value.
   Authorized and unissued 3,000,000 shares......             --            --
  Excess shares, $0.01 par value per share.
   Authorized and unissued 78,000,000 shares.....             --            --
  Common stock, $.01 par value per share.
   Authorized 62,500,000 shares, issued
   43,533,221 and 37,372,684 shares,
   respectively, outstanding 43,495,919 and
   37,337,927 shares, respectively...............         434,958       373,378
  Capital in excess of par value.................     792,885,350   669,983,439
  Accumulated other comprehensive income (loss)..        (215,934)          --
  Accumulated distributions in excess of net
   earnings......................................     (96,371,281)   (9,546,531)
                                                   --------------  ------------
    Total stockholders' equity...................     696,733,093   660,810,286
                                                   --------------  ------------
                                                   $1,024,851,814  $680,352,013
                                                   ==============  ============

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                                Quarter Ended            Nine Months Ended
                                September 30,              September 30,
                           -------------------------  -------------------------
                               1999         1998          1999         1998
                           ------------  -----------  ------------  -----------
Revenues:
  Rental income from
   operating leases......  $ 12,771,149  $ 6,310,554  $ 34,959,700  $17,322,785
  Earned income from
   direct financing
   leases................     3,348,946    2,829,024     9,061,289    5,624,414
  Interest income from
   mortgage, equipment
   and other notes
   receivable............     2,095,347      437,444     4,136,067    1,301,493
  Investment and interest
   income................     1,347,926    1,839,871     3,498,586    4,775,552
  Other income...........       367,525       19,139       425,606       40,866
                           ------------  -----------  ------------  -----------
                             19,930,893   11,436,032    52,081,248   29,065,110
                           ------------  -----------  ------------  -----------
Expenses:
  General operating and
   administrative........     1,861,210      502,169     4,105,618    1,539,004
  Interest expense.......     3,584,675          --      3,584,675          --
  Asset management fees
   to related party......       796,664      518,533     2,478,534    1,248,393
  State and other taxes..        93,250      214,866       558,216      397,569
  Depreciation and
   amortization..........     2,555,424    1,044,193     6,267,098    2,693,020
  Transaction costs......       620,946          --      1,103,951          --
  Advisor acquisition
   expense...............    76,384,337          --     76,384,337          --
                           ------------  -----------  ------------  -----------
                             85,896,506    2,279,761    94,482,429    5,877,986
                           ------------  -----------  ------------  -----------
Earnings (Losses) Before
 Minority Interest in
 Income of Consolidated
 Joint Ventures, Equity
 in Earnings of
 Unconsolidated Joint
 Venture, Loss on Sales
 of Properties, and
 Provision for Losses on
 Buildings...............   (65,965,613)   9,156,271   (42,401,181)  23,187,124
Minority Interest in
 Income of Consolidated
 Joint Ventures..........        (8,008)      (7,787)      (25,618)     (23,167)
Equity in Earnings (Loss)
 of Unconsolidated Joint
 Venture.................        24,046         (104)       72,897         (104)
Loss on Sales of
 Properties..............      (368,963)         --       (570,806)         --
Provision for Losses on
 Buildings...............       136,904          --       (403,618)         --
                           ------------  -----------  ------------  -----------
Net Earnings (Loss)......  $(66,181,634) $ 9,148,380  $(43,328,326) $23,163,853
                           ============  ===========  ============  ===========
Earnings (Loss) Per Share
 of Common Stock (Basic
 and Diluted)............  $      (1.68) $      0.32  $      (1.14) $      0.97
                           ============  ===========  ============  ===========
Weighted Average Number
 of Shares of Common
 Stock Outstanding.......    39,353,069   28,210,966    38,023,623   23,816,954
                           ============  ===========  ============  ===========

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

  CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE
                               INCOME (LOSS)

 Nine Months Ended September 30, 1999 and the Year Ended December 31, 1998

                                                              Accumulated
                            Common Stock                     distributions   Accumulated
                         --------------------   Capital in     in excess        Other
                           Number      Par      excess of       of net      Comprehensive               Comprehensive
                         of Shares    Value     par value      earnings     Income/(Loss)    Total      Income/(Loss)
                         ----------  --------  ------------  -------------  ------------- ------------  -------------
Balance at December 31,
 1997................... 18,096,486  $180,965  $323,706,926  $ (2,249,790)    $      --   $321,638,101  $         --
 Subscriptions received
  for common stock
  through public
  offerings and
  distribution
  reinvestment plan..... 19,276,198   192,762   385,331,204           --            --     385,523,966           --
 Retirement of common
  stock.................    (34,757)     (348)     (639,180)          --            --        (639,528)          --
 Stock issuance costs...        --        --    (38,415,512)          --            --     (38,415,512)          --
 Net earnings...........        --        --            --     32,152,408           --      32,152,408           --
 Distributions declared
  and paid
  ($1.52 per share).....        --        --            --    (39,449,149)          --     (39,449,149)          --
                         ----------  --------  ------------  ------------     ---------   ------------  ------------
Balance at December 31,
 1998................... 37,337,927   373,379   669,983,438    (9,546,531)          --     660,810,286           --
 Subscriptions received
  for common stock
  through public
  offerings.............     10,537       105       210,631           --            --         210,736           --
 Stock issuance costs...        --        --       (196,354)          --            --        (196,354)          --
 Common stock issued
  through merger........  6,150,000    61,500   122,938,500           --            --     123,000,000           --
 Net earnings (loss)....        --        --            --    (43,328,326)          --     (43,328,326)  (43,328,326)
 Other comprehensive
  income (loss), market
  revaluation on
  available for sale
  securities............        --        --            --            --       (215,934)      (215,934)     (215,934)
 Retirement of common
  stock.................     (2,545)      (26)      (50,865)          --            --         (50,891)          --
 Distributions declared
  and paid
  ($1.14 per share).....        --        --            --    (43,496,424)          --     (43,496,424)          --
                         ----------  --------  ------------  ------------     ---------   ------------  ------------
 Balance at September
  30, 1999.............. 43,495,919  $434,958  $792,885,350  $(96,371,281)    $(215,934)  $696,733,093  $(43,544,260)
                         ==========  ========  ============  ============     =========   ============  ============


     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                   ----------------------------
                                                       1999           1998
                                                   -------------  -------------
Increase (Decrease) in Cash and Cash Equivalents:
 Net Cash Provided by Operating Activities.......  $  39,347,255  $  26,950,631
                                                   -------------  -------------
 Cash Flows from Investing Activities:
  Additions to land and buildings on operating
   leases........................................   (215,155,626)  (103,003,646)
  Investment in direct financing leases..........    (54,738,743)   (73,492,036)
  Proceeds from sale of land, buildings and
   equipment under direct financing leases.......      5,247,474      2,385,941
  Investment in joint ventures...................       (149,620)      (633,101)
  Increase in other investments..................    (33,538,228)   (16,083,055)
  Investment in mortgage notes receivable........     (3,799,645)    (1,090,000)
  Collection on mortgage notes receivable........        393,468        222,879
  Investment in equipment and other notes
   receivable....................................    (25,588,794)    (3,363,600)
  Collection on equipment and other notes
   receivable....................................      3,324,267      1,014,484
  Proceeds from sale of loans....................    290,226,905            --
  Redemption of certificates of deposit..........      2,000,000            --
  Increase in intangibles and other assets.......     (1,854,343)    (2,705,428)
                                                   -------------  -------------
   Net cash used in investing activities.........    (33,632,885)  (196,747,562)
                                                   -------------  -------------
 Cash Flows from Financing Activities:
  Reimbursement of acquisition and stock issuance
   costs paid by related parties on behalf of the
   Company.......................................     (1,492,231)    (3,455,068)
  Proceeds from borrowing on line of credit......    278,437,245      4,306,532
  Payment on line of credit......................    (32,580,289)           --
  Payment on mortgage warehouse facility.........   (320,226,905)           --
  Payment of loan costs..........................     (3,869,432)           --
  Subscriptions received from stockholders.......        210,736    259,257,079
  Distributions to minority interests............        (42,706)       (25,429)
  Contributions from minority interests..........        628,107            --
  Distributions to stockholders..................    (43,496,424)   (26,460,446)
  Retirement of shares of common stock...........        (50,891)           --
  Payment of stock issuance costs................       (735,513)   (22,653,996)
  Other..........................................            --         (92,029)
                                                   -------------  -------------
   Net cash provided by (used-in) financing
    activities...................................   (123,218,303)   210,876,643
                                                   -------------  -------------
Net Increase (Decrease) in Cash and Cash
 Equivalents.....................................   (117,503,933)    41,079,712
Cash and Cash Equivalents at Beginning of
 Period..........................................    123,199,837     47,586,777
                                                   -------------  -------------
Cash and Cash Equivalents at End of Period.......  $   5,695,904  $  88,666,489
                                                   =============  =============
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
 Related parties paid certain acquisition and
  stock issuance costs on behalf of the Company:
  Acquisition costs..............................  $     579,206  $     799,419
  Stock issuance costs...........................        124,031      2,941,149
                                                   -------------  -------------
                                                   $     703,237  $   3,740,568
                                                   =============  =============
  Land and buildings under operating leases
   exchanged for land and buildings under
   operating leases..............................  $     652,356  $   2,754,419
                                                   =============  =============

   Detail of Acquisitions:

   During the nine months ended September 30, 1999, the Company issued 3,800,000 shares of common stock ($76,000,000) to acquire the net assets of CNL Fund Advisors, Inc. During the nine months ended September 30, 1999, the Company also issued 2,350,000 shares of common stock ($47,000,000) to acquire the net assets of CNL Financial Services, Inc. and CNL Financial Corporation and its subsidiaries.

     See accompanying notes to condensed consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Organization and Nature of Business:

   CNL American Properties Fund, Inc. was organized in Maryland on May 2, 1994. The term "Company" includes, unless the context otherwise requires, CNL American Properties Fund, Inc., and its direct and indirect subsidiaries. These subsidiaries include CNL APF Partners, LP, a Delaware limited partnership formed in May 1998, and CNL APF GP Corp. and CNL APF LP Corp., the general and limited partner, respectively, of CNL APF Partners, LP. As a result of the mergers September 1, 1999 (See Note 12), these subsidiaries also include CNL Fund Advisors, Inc., CNL GP Holding Corp., CNL Financial LP Holding, LP, CNL Financial Services GP Corp., and CNL Financial Services, LP. The Company offers financial, development, advisory and other real estate services to operators of selected national and regional fast food, family-style and casual-dining restaurant chains.

2. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1998.

   The Company determines the appropriate classification of other investments at the time of purchase and re-evaluates such designation at each balance sheet date. Investments classified as held to maturity are carried at their amortized cost (which approximates market value). Investments classified as available for sale securities are stated at fair market value. The market value adjustment is included in the accumulated other comprehensive income/(loss). Investments classified as trading securities are recorded at the lower of cost or market, using the aggregate loan basis. The Company recognizes interest income using the effective interest method.

   Goodwill represents the excess purchase price and related costs over the fair value assigned to the net tangible assets/liabilities of CNL Financial Services, Inc. and CNL Financial Corporation and Subsidiaries acquired on September 1, 1999. (See Note 12). Goodwill is amortized on a straight-line basis over 20 years. The Company reviews the impairment of goodwill in accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The measurement of possible impairment is based primarily on the ability to recover the balance of the goodwill from expected future operating cash flows on an undiscounted basis. In management's opinion, no material impairment exists at September 30, 1999.

   Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. This statement requires the classification of items of other comprehensive income by nature in a financial statement, and the display of the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a consolidated balance sheet. The Company's only component of other comprehensive income is the market revaluation on available for sale securities.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. The Statement requires the recognition of all derivatives as either assets or liabilities in the balance sheet and measurement of those instruments at fair value. In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133, an Amendment of FASB Statement No. 133." Statement No. 137 defers the effective date of Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" for one year. Statement No. 133, as amended is now effective for all fiscal quarters of all fiscal years beginning after June 15, 2000.

   Certain items in the prior year's financial statements have been reclassified to conform with the 1999 presentation. These reclassifications had no effect on stockholders' equity or net earnings.

3. Leases:

   The Company leases its land, buildings and equipment to operators of national and regional fast-food, family-style and casual dining restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." For Property leases classified as direct financing leases, the building portions of these leases are accounted for as direct financing leases while the land portions of the majority of these leases are accounted for as operating leases. The Company's equipment financing offered pursuant to leases are recorded as direct financing leases.

4. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at:

                             September 30,  December 31,
                                 1999           1998
                             -------------  ------------
   Land....................  $304,401,708   $210,451,742
   Buildings...............   287,819,728    169,708,652
                             ------------   ------------
                              592,221,436    380,160,394
   Less accumulated depre-
    ciation................   (12,151,213)    (6,242,782)
                             ------------   ------------
                              580,070,223    373,917,612
   Construction in pro-
    gress..................    33,465,819     20,033,256
                             ------------   ------------
                              613,536,042    393,950,868
   Less allowance for loss
    on land and buildings..      (797,704)      (611,534)
                             ------------   ------------
                             $612,738,338   $393,339,334
                             ============   ============

   Some leases provide for scheduled rent increases throughout the lease term and/or rental payments during the construction of a Property prior to the date it is placed in service. Such amounts are recognized on a straight-line basis over the terms of the leases commencing on the date the Property is placed in service. For the nine months ended September 30, 1999 and 1998, the Company recognized $3,887,459 and $2,315,968, respectively (net of $188,970 and $431,270, respectively, in write-offs and reserves during the nine months ended September 30, 1999), of such rental income, $1,421,103 and $910,185 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

   At December 31, 1998, the Company had recorded provisions for losses on land and buildings totaling $611,534 for financial reporting purposes relating to two Shoney's Properties and two Boston Market Properties. In addition, during the nine months ended September 30, 1999, the Company recorded provisions

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES for losses on buildings totaling $186,170 for financial reporting purposes relating to two additional Boston Market Properties. The tenants of these Properties experienced financial difficulties and ceased payment of rents under the terms of their lease agreements. The allowances represented the difference between the carrying value of the Properties at December 31, 1998 and September 30, 1999, respectively, and the estimated net realizable value for these Properties.

   During the nine months ended September 30, 1999, the Company sold four Properties, and received total net sale proceeds of $3,760,287, resulting in a loss of $570,806 for financial reporting purposes.

   The following is a schedule of future minimum lease payments to be received on the noncancellable operating leases at September 30, 1999:

   1999............................................................ $ 12,113,475
   2000............................................................   48,974,183
   2001............................................................   49,225,101
   2002............................................................   50,053,971
   2003............................................................   51,323,408
   Thereafter......................................................  679,171,589
                                                                    ------------
                                                                    $890,861,727
                                                                    ============

   Since leases are renewable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rents which may be received on the leases based on the percentage of the tenant's gross sales. These amounts do not include minimum lease payments that will become due when Properties under development are completed (see Note 15).

5. Net Investment in Direct Financing Leases:

   The following lists the components of net investment in direct financing leases at:

                                                 September 30,  December 31,
                                                     1999           1998
                                                 -------------  -------------
   Minimum lease payments receivable............ $ 287,959,885  $ 186,515,403
   Estimated residual values....................    32,201,266     17,680,858
   Interest receivable from Secured Equipment
    Leases......................................       103,178         81,690
   Less unearned income.........................  (176,389,830)  (112,602,301)
   Less allowance for loss on direct financing
    leases......................................      (131,577)           --
                                                 -------------  -------------
   Net investment in direct financing leases.... $ 143,742,922  $  91,675,650
                                                 =============  =============

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at September 30, 1999:

   1999............................................................ $  4,968,647
   2000............................................................   17,894,168
   2001............................................................   17,666,640
   2002............................................................   17,575,925
   2003............................................................   17,425,770
   Thereafter......................................................  212,428,735
                                                                    ------------
                                                                    $287,959,885
                                                                    ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

   The above table does not include future minimum lease payments for renewal periods or contingent rental payments that may become due in future periods (see Note 4).

   During the nine months ended September 30, 1999, the Company received proceeds from various borrowers for the prepayment of nine Secured Equipment Leases. The Company collected $1,487,187 which was approximately equal to the net investment in the direct financing leases at the time of the prepayment. As a result, no gain or loss was recognized for financial reporting purposes.

6. Mortgage Notes Receivable:

   Mortgage notes receivable consisted of the following at:

                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
   Outstanding principal............................  $79,946,314  $19,272,171
   Accrued interest income..........................      367,607       79,034
   Deferred financing income........................     (108,800)     (95,575)
   Unamortized loan costs...........................    1,138,767    1,012,677
   Provision for uncollectible mortgage notes.......     (948,560)    (636,614)
   Allowance for lower of cost or market............     (161,703)         --
                                                      -----------  -----------
                                                      $80,233,625  $19,631,693
                                                      ===========  ===========

   The amortization periods of the mortgage notes receivable range from four to 20 years. The following is a schedule of the annual maturities of the Company's outstanding mortgage notes receivable for the remainder of 1999, each of the next four years and thereafter:

   Fiscal Year                                                         Amount
   -----------                                                       -----------
    1999............................................................ $ 2,013,827
    2000............................................................   4,043,704
    2001............................................................   2,680,976
    2002............................................................   3,259,590
    2003............................................................   3,060,602
    Thereafter......................................................  64,887,615
                                                                     -----------
                                                                     $79,946,314
                                                                     ===========

   The Company believes, based on current terms, that the carrying values of the mortgage notes receivables at September 30, 1999 approximated fair value. The fair value of the mortgage notes receivable is estimated based on one of the following methods: (i) quoted market prices, (ii) current rates for similar issues, or (iii) present value of the expected cash flows.

7. Other Investments:

   During the nine months ended September 30, 1999, the Company reassessed the classification of certain of its franchise loan certificates purchased in a mortgage loan securitization (the "Certificates") and transferred the Certificates from the available for sale category to the held to maturity category for financial reporting purposes. The estimated fair value of the Certificates of $16,199,792 represented the carrying value at the time of transfer resulting in no unrealized gains or losses at the time of transfer. At September 30, 1999 and December 31, 1998, the estimated fair values of the Certificates classified as held to maturity approximated their carrying values. The balance at September 30, 1999 is $16,668,155.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

   On August 25, 1999, the Company created a $500 million loan sale facility syndicated with two third parties. This facility permits the Company to sell loans on a regular basis to a trust at an agreed upon advance rate. Upon the sale of such loans, the Company acts as servicer for the loans. Immediately following the acquisition of the CNL Restaurant Financial Services Group, the Company sold loans with an approximate principal balance of $300 million to the trust. The Company took back a residual interest of $29,997,000, which is included in the accompanying consolidated balance sheet as other investments and is classified as a trading security. As of September 30, 1999, the carrying value of this residual interest approximated its fair market value.

   In connection with the merger on September 1, 1999, the Company acquired an investment in franchise loan certificates in the amount of $6,323,879. The securities are classified as available for sale and carried at fair market value. The unrealized loss at September 30, 1999 was $215,934, and is shown as accumulated other comprehensive income/(loss) on the condensed consolidated balance sheet.

8. Line of Credit:

   At December 31, 1998, the Company had a revolving $35,000,000 unsecured line of credit with a bank which enabled the Company to receive advances to provide equipment financing, to purchase and develop Properties and to fund Mortgage Loans. In March 1999, the Company obtained a new unsecured revolving credit facility in an amount up to $200,000,000 (the "Credit Facility"). In conjunction with obtaining the Credit Facility, the Company terminated and repaid the balance of approximately $12,600,000 under the previous line of credit. In June 1999, the Company amended the Credit Facility to increase the borrowing amount up to $300,000,000. In connection with obtaining the amended Credit Facility, the Company incurred commitment fees, legal fees and closing costs of $3,548,744. Interest on advances under the Credit Facility is determined according to (i) a tiered rate structure up to a maximum rate of 200 basis points above LIBOR (based upon the Company's overall leverage ratio) or
(ii) the lenders' prime rate plus 0.25%, whichever the Company selects at the time of each advance. As of September 30, 1999, the weighted average interest rate on the outstanding amount was 7.19%. Interest incurred on prime rate advances on the Credit Facility is payable monthly. LIBOR rate advances have interest payment periods of one, two, three or nine months, with interest payable at the end of the selected period (except for six month loans, on which interest is payable at the end of three and nine months). The principal balance, together with all unpaid interest, is due in full upon termination of the facility on June 9, 2002. The terms of the agreement for the amended Credit Facility include financial covenants which provide for the maintenance of certain financial ratios. The Company was in compliance with all such covenants as of September 30, 1999.

   As of September 30, 1999 and December 31, 1998, $256,000,000 and $10,143,044, respectively, of principal was outstanding relating to the respective lines of credit. The Company believes, based on current terms, that the carrying values of its lines of credit at September 30, 1999 and December 31, 1998 approximated fair value.

   For the nine months ended September 30, 1999 and 1998, the Company incurred interest costs (including amortization of loan costs) of $6,428,035 and $213,769, respectively, $2,843,360 and $213,769 of which were capitalized as part of the cost of buildings under construction. For the nine months ended September 30, 1999 and 1998, the Company paid interest of $4,855,341 and $206,982, respectively.

   In June 1999, in connection with the amended Credit Facility, the Company entered into an interest rate swap agreement. The purpose of the interest rate swap agreement is to reduce the impact of changes in interest rates on its floating rate Credit Facility. The agreement effectively changes the Company's interest rate on $75,000,000 of the outstanding floating rate Credit Facility to a fixed rate of 6.17% plus the spread above

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

LIBOR on related debt per annum, as of September 30, 1999. The Company is exposed to credit loss in the event of nonperformance by the other party to the interest rate swap agreement; however, the Company does not anticipate nonperformance by the counterparty as they maintain long-term credit ratings of "A" or better, as rated by Moody's or Standard & Poors.

   The effective interest rate for the outstanding balance under the line of credit of $256,000,000, as of September 30, 1999, as a result of the impact of the interest rate swap in the amount of $75,000,000 was 7.42% per annum.

9. Mortgage Warehouse Facility:

   At September 30, 1999, the Company had a $300 million mortgage warehouse facility ("Warehouse Facility"). The Warehouse Facility provides the Company the ability to provide mortgage financing to restaurant franchisees and periodically securitize the loans through the securitization market. The facility bears interest at a rate of LIBOR plus 95 basis points per annum. As of September 30, 1999, the Company had $44,484,588 outstanding under this Warehouse Facility. The Company believes, based on current terms, that the carrying value at September 30, 1999 approximates fair value.

   The Company has initiated several interest rate swap agreements with which it hedges the mortgages funded under the Warehouse Facility. The Company believes that its interest rate risk related to the Warehouse Facility has been mitigated by the use of interest rate swaps.

10. Stockholders' Equity:

   On May 27, 1999, the stockholders approved a one-for-two reverse split of common stock that was effective on June 3, 1999 with the filing of the amended Articles of Incorporation with the Maryland Department of Assessments and Taxation. All share and per share amounts have been restated herein to reflect the one-for-two reverse stock split.

11. Distributions:

   For the nine months ended September 30, 1999 and 1998, approximately 87 percent and 86 percent, respectively, of the distributions paid to stockholders were considered ordinary income and approximately 13 percent and 14 percent, respectively, were considered a return of capital to stockholders for federal income tax purposes. No amounts distributed to the stockholders for the nine months ended September 30, 1999 and 1998 are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their invested capital. The characterization for tax purposes of distributions declared for the nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999.

12. Merger:

   On September 1, 1999, the Company acquired CNL Fund Advisors, Inc. (the "Advisor") through the exchange of 100% of the outstanding shares of common stock of the Advisor for 3.8 million shares ($76,000,000) of the Company's common stock. The acquisition of this entity was recorded under the purchase method of accounting. The Company expensed the excess purchase price (plus costs incurred related to the acquisition) over the fair value of the net tangible assets acquired of $76,384,337 in accordance with generally accepted accounting principles under APB Opinion No. 16, "Business Combinations".

   In addition, on September 1, 1999, the Company acquired CNL Financial Services, Inc. and CNL Financial Corporation and subsidiaries (collectively "CNL Restaurant Financial Services Group") through the

            CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES exchange of 100% of the outstanding shares of common stock of those entities for 2.35 million shares ($47,000,000) of the Company's common stock. The acquisition was recorded under the purchase method of accounting. The Company recognized the excess purchase price (plus costs incurred related to the acquisition) over the fair value of the net tangible assets/(liabilities) acquired of $50,042,048 as goodwill in accordance with generally accepted accounting principles. The Company recorded amortization expense relating to goodwill of $208,509 as of September 30, 1999.

   Upon consummation of the mergers on September 1, 1999, all employees of the two acquired entities became employees of the Company, and any obligations for the Company to pay the Advisor fees (such as acquisition fees and asset management fees) under the advisory agreement terminated.

   As consideration in its acquisition of the Advisor and CNL Restaurant Financial Services Group, the Company paid 6.15 million shares. Of the 6.15 million shares issued, 1.0 million are being held in escrow. The shares held in escrow will be released to the former stockholders of the Advisor and the CNL Restaurant Financial Services Group based on the value of the restaurant Properties acquired, Mortgage Loans made and development projects completed by the Company during the "escrow term". The "escrow term" began on September 1, 1999 and ends 18 months after the Company's shares are listed on the New York Stock Exchange. If the Company fails, during the escrow term, to acquire restaurant Properties, make Mortgage Loans and complete development projects of at least $750 million in the aggregate, any shares remaining in escrow at the end of the escrow term will be returned to the Company, and the former stockholders of the Advisor and the CNL Restaurant Financial Services Group will no longer have any rights to such Company shares. The Company's Board of Directors may, in its reasonable discretion, extend the escrow term for an additional six months following the escrow term if it reasonably believes that it is in the Company's best interest to do so. Management believes that the total number shares will be released from escrow during the term beyond a reasonable doubt, and therefore, the shares have been included in the acquisition price and included in issued and outstanding for financial reporting purposes, even though the unearned shares are held in escrow at September 30, 1999. As of September 30, 1999, approximately 33,000 shares were released from escrow.

   The following unaudited pro forma financial information presents the combined results of operations of the Company, the Advisor and the CNL Restaurant Financial Services Group as if the acquisition had occurred as of the beginning of each of the periods presented, after giving effect to certain adjustments, including amortization of goodwill and loan origination fees, expense of the Advisor, elimination of certain intercompany expenses, and related income tax effects. The pro forma financial information does not necessarily reflect the results of operations that would have occurred had the Company, the Advisor and the CNL Restaurant Financial Services Group constituted a single entity during such periods.

                                                        Nine Months Ended
                                                          September 30
                                                    --------------------------
                                                        1999          1998
                                                    ------------  ------------
                                                           (unaudited)
   Total Revenues.................................. $ 64,758,300  $ 57,091,980
                                                    ============  ============
   Net Loss........................................ $(57,700,004) $(53,682,668)
                                                    ============  ============
   Loss per Share (Basic and Diluted).............. $      (1.33) $      (1.79)
                                                    ============  ============

13. Related Party Transactions:

   During the nine months ended September 30, 1999 and September 30, 1998, the Company incurred $15,805 and $19,444,281, respectively, in selling commissions due to CNL Securities Corp. for services in

            CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES connection with a public offering of the Company's shares. A substantial portion of these amounts ($14,751 and $18,148,849) were paid by CNL Securities Corp. as commissions to other broker-dealers during the nine months ended September 30, 1999 and 1998, respectively.

   In addition, CNL Securities Corp. received a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which was re-allowed to other broker-dealers. During the nine months ended September 30, 1999 and September 30, 1998, the Company incurred $1,054 and $1,296,285, respectively, of such fees, the majority of which was re-allowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

   The Advisor prior to its acquisition by the Company, served as the Company's advisor. The Advisor was entitled, until the merger, effective September 1, 1999 (see Note 12) to receive certain fees related to the operations and business acquisitions of the Company. The fees paid to the Advisor described below were for the period January 1 through August 31, 1999.

   Prior to the merger, the Advisor was entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of these Properties and structuring the terms of Mortgage Loans and other investments equal to 4.5% of the total amount raised from the sale of shares through the Company's public offerings. To the extent the Company used proceeds from its Credit Facility to acquire Properties or make Mortgage Loans, the Company also paid the Advisor an acquisition fee equal to 4.5% of the purchase price paid by the Company for each Property or the amount of each Mortgage Loan. During the nine months ended September 30, 1999 and 1998, the Company incurred $6,185,005 and $11,666,569, respectively, of such fees. Such fees are included in land and buildings on operating leases, net investment in direct financing leases, mortgage notes receivable, investment in joint venture and other assets.

   Prior to the merger, in connection with the acquisition of Properties, subject to approval by the Company's Board of Directors, the Company could incur development or construction management fees payable to a subsidiary of the Advisor. Such fees were included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the nine months ended September 30, 1999 and 1998, the Company incurred $56,352 and $166,876, respectively, of such fees relating to six and five Properties, respectively.

   In connection with the acquisition of Properties, subject to approval by the Company's Board of Directors, the Company may incur advisory fees payable to affiliates of the Company. Such fees are included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the nine months ended September 30, 1999, the Company incurred $539,976 of such fees relating to 25 Properties. No such fees were incurred for the nine months ended September 30, 1998.

   Prior to the merger, for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor was entitled to receive, a one-time Secured Equipment Lease servicing fee of two percent of the purchase price of the equipment that is the subject of each Secured Equipment Lease. During the nine months ended September 30, 1999 and 1998, the Company incurred $77,317 and $22,426, respectively, in Secured Equipment Lease servicing fees.

   The Company and the Advisor entered had into an advisory agreement pursuant to which the Advisor, prior to the merger, received a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of the Mortgage Loans as of the end of the preceding month. The management fee could not exceed competitive fees which were for similar services in the same geographic area. During the nine months ended September 30, 1999 and 1998, the Company incurred $2,851,102 and $1,289,877, respectively, of such fees, of which $372,568 and $41,484, respectively, was capitalized as part of the cost of the buildings for Properties under construction.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   Prior to the merger, the Advisor and its affiliates provided administrative services (including services for accounting; financial, tax and regulatory compliance and reporting; lease and loan compliance; stockholder distributions and reporting; due diligence and marketing; and investor relations) to the Company on a day-to-day basis as well as services in connection with the offering of shares and services in connection with the proposed mergers referred to in Notes 12 and 15. The expenses incurred for these services were classified as follows for the nine months ended September 30:

                                                             1999       1998
                                                          ---------- ----------
   Stock issuance costs.................................. $   56,634 $2,069,626
   Transaction costs.....................................    463,050        --
   General operating and administrative expenses.........  1,160,524    773,806
                                                          ---------- ----------
                                                          $1,680,208 $2,843,432
                                                          ========== ==========

   During the nine months ended September 30, 1999 and 1998, the Company acquired 41 Properties and two Properties, respectively, for approximately $39,700,000 and $3,977,000, respectively, from affiliates of the Company. Each Property was acquired at a cost no greater than the lesser of the cost of the Property to the affiliate, including carrying costs, or the Property's appraised value. Of the 41 Properties acquired from affiliates in 1999, 38 were acquired for a total purchase price of approximately $36,800,000 from Commercial Net Lease Realty, Inc. ("NNN"), a publicly traded real estate investment trust. James M. Seneff, Jr., the Chairman of the Board of the Company, is the Chairman of the Board and Chief Executive Officer of NNN and Robert A. Bourne, Vice Chairman of the Board of the Company, is also Vice Chairman of the Board of NNN. This transaction was approved by the Company's independent directors.

   The due to related parties consisted of the following at:

                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
   Due to the Advisor:
     Expenditures incurred on behalf of the Company
      and accounting and administrative services...   $      --     $1,238,148
     Acquisition fees..............................          --         39,788
                                                      ----------    ----------
                                                             --      1,277,936
   Due to CNL Securities Corp:
     Commissions...................................          --         30,528
     Due to other affiliates.......................    2,916,161           --
                                                      ----------    ----------
                                                      $2,916,161    $1,308,464
                                                      ==========    ==========

   In connection with the mergers on September 1, 1999, the Company, through acquisition of the Advisor on September 1, 1999, provides certain services relating to management of related parties and their properties pursuant to management agreements. Under these agreements, the Company is responsible for collecting rental payments, inspecting the properties and the tenants' books and records, assisting in responding to tenant inquiries and notices and providing information to the related parties about the status of the leases and the properties. For these services, the related parties have agreed to pay the Company an annual fee.

   The due from related parties consisted of the following at:

                                                    September 30, December 31,
                                                        1999          1998
                                                    ------------- ------------
   Management Fee..................................   $126,429        $--
   Expenditures incurred on behalf of the Company
    for accounting and administrative services.....     64,584         --
                                                      --------        ----
                                                      $191,013        $--
                                                      ========        ====

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

14. Concentration of Credit Risk:

   The following schedule presents rental, earned, investment and interest income from individual lessees or borrowers, or affiliated groups of lessees or borrowers, each representing more than ten percent of the Company's total rental, earned, investment and interest income from its Properties, Mortgage Loans, Secured Equipment Leases and Certificates for each of the nine months ended September 30:

                                                              1999      1998
                                                           ---------- ---------
   S & A Properties Corporation........................... $5,291,312 $     N/A
   Foodmaker, Inc.........................................        N/A 1,811,447
   Phoenix Restaurant Group, Inc..........................        N/A 1,771,121
   Houlihan's Restaurants, Inc............................        N/A 1,650,339

   The information denoted by N/A indicates that for the applicable period presented, the tenant or group of affiliated tenants did not represent more than ten percent of the Company's total rental, earned, investment and interest income.

   Although the Company's Properties are geographically diverse throughout the United States and the Company's lessees and borrowers operate a variety of restaurant concepts, failure of any one of these lessees or borrowers that contributes more than ten percent of the Company's rental, earned, investment and interest income could significantly impact the results of operations of the Company, if the Company is not able to re-lease the Properties in a timely manner.

15. Commitments and Contingencies:

   On March 11, 1999, the Company entered into agreements to acquire the 18 CNL Income Funds whose Properties are substantially the same type as the Company's. In connection with these agreements, the Company agreed to issue up to 30.5 million shares of common stock, after restatement for the one-for-two reverse stock split.

   Subsequent to entering into the merger agreements, the general partners of the CNL Income Funds received a number of comments from broker-dealers who sold units of CNL Income Fund XVII, Ltd. and CNL Income Fund XVIII, Ltd. ("CNL Income Fund XVII and XVIII") concerning the loss of passive income treatment in the event that those Income Funds merged with the Company. On June 3, 1999, the general partners, on behalf of CNL Income Funds XVII and XVIII, and the Company agreed that it would be in the best interests of CNL Income Funds XVII and XVIII and the Company that the Company not attempt to acquire CNL Income Funds XVII and XVIII in the acquisition. Representatives of the Company stated that they would, depending on market conditions, seek to acquire CNL Income Funds XVII and XVIII after the Company was listed on the New York Stock Exchange. The representatives further noted that they would be willing to structure any future acquisition in a manner so that the limited partners could retain passive income treatment most likely by offering the limited partners an exchange offer whereby limited partners would exchange their units of limited partnership interest for the Company's common stock. Therefore, in June 1999, the Company entered into termination agreements with CNL Income Funds XVII and XVIII. The Company's Board of Directors accordingly reduced its offer to acquire the 16 CNL Income Funds to an aggregate of approximately 27.3 million shares of common stock. The acquisition of each of the 16 CNL Income Funds is contingent upon certain conditions, including approval by the Company's stockholders to increase the number of authorized shares of common stock and approval of such acquisition by greater than 50% of the outstanding limited partnership units of such CNL Income Fund.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

   On May 11, 1999, four limited partners in several CNL Income Funds served a lawsuit against the general partners of the CNL Income Funds and the Company in connection with the proposed merger with the CNL Income Funds. On June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the Company, the Advisors, certain of its affiliates and the CNL Income Funds in connection with the proposed merger with the CNL Income Funds.

   On July 8, 1999, the plaintiffs in the lawsuit served on May 11, 1999 served and amended the complaint, naming three additional plaintiffs and adding allegations of aiding and abetting and conspiring to breach fiduciary duties and seeking additional equitable relief.

   On September 23, 1999, the judge assigned to the two cases entered an order consolidating the two cases. Pursuant to this order the plaintiffs filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the Company, have 45 days to respond to that consolidated complaint. The Company and the general partners of the CNL Income Funds believe that the lawsuits are without merit and intend to defend vigorously against the claims. See Part II--Item 1. Legal Proceedings.

   The Company has entered into various development agreements with tenants which provide terms and specifications for the construction or renovation of buildings the tenants have agreed to lease or equipment financing the Company has agreed to provide. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. In addition, through the acquisition of the Advisor, the Company has unfunded letters of commitment to develop Properties for specific tenants. The aggregate maximum development costs and unfunded letters of commitment the Company has agreed to pay are approximately $266,492,526, of which approximately $65,546,000 in land and other costs had been incurred as of September 30, 1999. The buildings currently under construction or renovation are expected to be operational by March 2000. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement.

   In the ordinary course of business, the Company has outstanding loan commitments to qualified borrowers that are not reflected in the accompanying condensed consolidated financial statements. These commitments, if accepted by the potential borrower, obligate the Company to provide funding. The accepted and unfunded commitment totaled approximately $223,969,000 at September 30, 1999.

16. Subsequent Events:

   On each of October 1, 1999 and November 1, 1999, the Company declared distributions of $5,527,461, or $0.12708 per share of common stock, payable in December 1999 to stockholders of record on October 1, 1999 and November 1, 1999, respectively.

   During the period October 1, 1999 through November 5, 1999, the Company obtained additional advances under its Credit Facility and acquired 20 Properties (11 of which are under construction) for cash at a total cost of approximately $16,124,000. In connection with the purchase of each of the 20 Properties, the Company, as lessor, entered into a long-term lease agreement. In connection with the 11 Properties which are under construction, the Company has committed to pay an additional $7,158,000 in construction and development costs. The buildings under construction are expected to be operational by May 2000.

   On October 14, 1999, the Company entered into a line of credit agreement in the amount of $147,000,000 which will expire in October 2002. The proceeds of the credit facility are intended to be used for property acquisitions. Borrowings under the line of credit bear interest at the rate of commercial paper plus 56 basis points per annum. The credit facility is collateralized by a pledge of mortgages on properties and an assignment of rents. Under the terms of the credit facility, the Company is required to maintain certain financial ratios and other financial covenants.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                        BEFORE DIVIDENDS PAID DEDUCTION

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

     PROPERTIES ACQUIRED FROM JANUARY 1, 1998 THROUGH OCTOBER 31, 1999

   The following schedule presents unaudited estimated taxable operating results before dividends paid deduction of each property acquired by CNL American Properties Fund, Inc. (the "Company") from January 1, 1998 through October 31, 1999. The statement presents unaudited estimated taxable operating results for each property that was operational as if the property had been acquired and operational on January 1, 1998 through December 31, 1998. The schedule should be read in light of the accompanying footnotes.

   These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

                                 Property Acquisitions    Probable Property
                                 from 1/1/98-10/31/99  Acquisitions at 10/31/99
                                 --------------------- ------------------------
   Estimated Taxable Operating
    Results Before Dividends
    Paid Deduction:
     Base Rent(1)..............       $28,296,892             $5,344,402
     Asset Management Fees(2)..        (1,701,376)              (328,549)
     General and Administrative
      Expenses(3)..............        (1,754,407)              (331,352)
                                      -----------             ----------
       Estimated Cash Available
        from Operations........        24,841,109              4,684,501
   Depreciation Expense(4)(6)..        (4,786,115)              (693,625)
                                      -----------             ----------
       Estimated Taxable
        Operating Results
        Before Dividends Paid
        Deduction..............       $20,054,994              3,990,876
                                      ===========             ==========

--------
(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved. Base rent represents the amount to be collected during the first year under the terms of the lease agreement.

(2) Prior to the acquisition of CNL Fund Advisors, Inc. (the "Advisor") on September 1, 1999, the properties would have been managed pursuant to an advisory agreement between the Company and the Advisor, pursuant to which the Advisor would receive monthly asset management fees in an amount equal to one-twelfth of .60% of APF's Real Estate Asset Value as of the end of the preceding month as defined in such agreement. The Real Estate Asset Value, defined as the amount actually paid for the purchase of a property was $283,562,638 and $54,758,219, for property acquisitions and probable acquisitions, respectively.
(3) Estimated at 6.2% of gross rental income based on the previous experience of affiliates of the Advisor with 18 public limited partnerships which own properties similar to those owned by the Company.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each property has been depreciated on the straight-line method over 39 years. The estimated federal tax basis was $186,658,465 and $27,051,360 for property acquisitions and probable acquisitions, respectively.
(5) Information relating to the pending investments that are existing is based on estimated purchase prices for each property. The properties that will be under construction once they are acquired are not included.

(6) For pending investments which consist of land and building, for purposes of calculating depreciation, the allocation of the estimated cost of the property between land and building is based upon the average allocation of the actual cost of properties (consisting of both land and building) acquired by the Company as of October 1999.

                       Report of Independent Accountants

To the Board of Directors
CNL American Properties Fund, Inc.

   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of CNL American Properties Fund, Inc. (a Maryland Corporation) and Subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 29, 1999, except for Note 17
 for which the date is March 11, 1999 and
 Note 18 for which the date is June 3, 1999

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                           December 31,
                                                     --------------------------
                                                         1998          1997
                                                     ------------  ------------
                      ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and buildings................................  $393,339,334  $205,338,186
Net investment in direct financing leases..........    91,675,650    47,613,595
Investment in joint venture........................       988,078           --
Mortgage notes receivable..........................    19,631,693    17,622,010
Equipment notes receivable.........................    19,377,380    13,548,044
Other investments..................................    16,201,014           --
Cash and cash equivalents..........................   123,199,837    47,586,777
Certificates of deposit............................     2,007,540     2,008,224
Receivables, less allowance for doubtful accounts
 of $1,069,024 and $99,964, respectively...........       526,650       635,796
Accrued rental income..............................     3,959,913     1,772,261
Intangibles and other assets.......................     9,444,924     2,952,869
                                                     ------------  ------------
                                                     $680,352,013  $339,077,762
                                                     ============  ============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit.....................................  $ 10,143,044  $  2,459,043
Accrued construction costs payable.................     4,170,410    10,978,211
Accounts payable and accrued expenses..............     1,035,436     1,060,497
Due to related parties.............................     1,308,464     1,524,294
Rents paid in advance..............................       954,271       517,428
Deferred rental income.............................     1,189,883       557,576
Other payables.....................................       458,402        56,878
                                                     ------------  ------------
    Total liabilities..............................    19,259,910    17,153,927
                                                     ------------  ------------
Minority interest..................................       281,817       285,734
                                                     ------------  ------------
Commitments (Note 16)
Stockholders' equity:
  Preferred stock, without par value. Authorized
   and unissued 3,000,000 shares...................           --            --
  Excess shares, $0.01 par value per share.
   Authorized and unissued 78,000,000 shares.......           --            --
  Common stock, $0.01 par value per share.
   Authorized 62,500,000 and 37,500,000 shares,
   respectively, issued 37,372,684 and 18,096,486,
   respectively, outstanding 37,337,927 and
   18,096,486, respectively........................       373,378       180,965
Capital in excess of par value.....................   669,983,439   323,706,927
Accumulated distributions in excess of net
 earnings..........................................    (9,546,531)   (2,249,790)
                                                     ------------  ------------
    Total stockholders' equity.....................   660,810,286   321,638,101
                                                     ------------  ------------
                                                     $680,352,013  $339,077,762
                                                     ============  ============

          See accompanying notes to consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                Year Ended December 31,
                                           ------------------------------------
                                              1998         1997         1996
                                           -----------  -----------  ----------
Revenues:
  Rental income from operating leases....  $26,688,864  $12,457,200  $3,731,806
  Earned income from direct financing
   leases................................    6,440,797    3,033,415     625,492
  Interest income from mortgage and
   equipment notes receivable............    3,085,518    2,010,500   1,069,349
  Investment and interest income.........    5,899,028    1,931,331     773,404
  Other income...........................       72,830       25,487       6,633
                                           -----------  -----------  ----------
                                            42,187,037   19,457,933   6,206,684
                                           -----------  -----------  ----------
Expenses:
  General operating and administrative...    2,955,535    1,010,725     601,540
  Asset management fees to related
   party.................................    1,851,004      804,879     251,200
  State and other taxes..................      548,320      251,358      56,184
  Depreciation and amortization..........    4,054,098    1,795,062     521,871
                                           -----------  -----------  ----------
                                             9,408,957    3,862,024   1,430,795
                                           -----------  -----------  ----------
Earnings Before Minority Interest in
 Income of Consolidated Joint Venture,
 Equity in Earnings of Unconsolidated
 Joint Venture and Provision for Loss on
 Land and Buildings......................   32,778,080   15,595,909   4,775,889
Minority Interest in Income of
 Consolidated Joint Venture..............      (30,156)     (31,453)    (29,927)
Equity in Earnings of Unconsolidated
 Joint Venture...........................       16,018          --          --
Provision for Loss on Land and
 Buildings...............................     (611,534)         --          --
                                           -----------  -----------  ----------
Net Earnings.............................  $32,152,408  $15,564,456  $4,745,962
                                           ===========  ===========  ==========
Earnings Per Share of Common Stock (Basic
 and Diluted)............................  $      1.21  $      1.33  $     1.18
                                           ===========  ===========  ==========
Weighted Average Number of Shares of
 Common Stock Outstanding................   26,648,219   11,711,934   4,035,835
                                           ===========  ===========  ==========


          See accompanying notes to consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  Years Ended December 31, 1998, 1997 and 1996

                            Common Stock                      Accumulated
                         --------------------   Capital in   distributions
                           Number      Par      excess of    in excess of
                         of shares    value     par value    net earnings      Total
                         ----------  --------  ------------  -------------  ------------
Balance at December 31,
 1995...................  3,865,416  $ 38,654  $ 32,211,833  $   (269,839)  $ 31,980,648
  Subscriptions received
   for common stock
   through public
   offering and
   distribution
   reinvestment plan.... 10,079,299   100,793   100,692,198           --     100,792,991
  Stock issuance costs..        --        --     (9,216,102)          --      (9,216,102)
  Net earnings..........        --        --            --      4,745,962      4,745,962
  Distributions declared
   and paid ($1.41 per
   share)...............        --        --            --     (5,436,072)    (5,436,072)
  One-for-two reverse
   stock split (Note
   18).................. (6,972,358)  (69,724)       69,724           --             --
                         ----------  --------  ------------  ------------   ------------
Balance at December 31,
 1996...................  6,972,357    69,723   123,757,653      (959,949)   122,867,427
  Subscriptions received
   for common stock
   through public
   offerings and
   distribution
   reinvestment plan.... 11,124,128   111,241   222,371,319           --     222,482,560
  Stock issuance costs..        --        --    (22,422,045)          --     (22,422,045)
  Net earnings..........        --        --            --     15,564,456     15,564,456
  Distributions declared
   and paid ($1.49 per
   share)...............        --        --            --    (16,854,297)   (16,854,297)
                         ----------  --------  ------------  ------------   ------------
Balance at December 31,
 1997................... 18,096,485   180,964   323,706,927    (2,249,790)   321,638,101
  Subscriptions received
   for common stock
   through public
   offerings and
   distribution
   reinvestment plan.... 19,276,199   192,162   385,331,204           --     385,523,966
  Retirement of common
   stock................    (34,757)     (348)     (639,180)          --        (639,528)
  Stock issuance costs..        --        --    (38,415,512)          --     (38,415,512)
  Net earnings..........        --        --            --     32,152,408     32,152,408
  Distributions declared
   and paid ($1.52 per
   share)...............        --        --            --    (39,449,149)   (39,449,149)
                         ----------  --------  ------------  ------------   ------------
Balance at December 31,
 1998................... 37,337,927  $373,378  $669,983,439  $ (9,546,531)  $660,810,286
                         ==========  ========  ============  ============   ============

          See accompanying notes to consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                        ---------------------------------------
                                            1998          1997         1996
                                        ------------  ------------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants...........  $ 34,275,767  $ 15,440,803  $ 4,543,506
 Distributions from unconsolidated
  joint venture.......................           578           --           --
 Cash paid for expenses...............    (4,326,169)   (1,903,876)    (928,001)
 Interest received....................     9,166,099     3,539,287    1,867,035
                                        ------------  ------------  -----------
 Net cash provided by operating
  activities..........................    39,116,275    17,076,214    5,482,540
                                        ------------  ------------  -----------
Cash Flows from Investing Activities:
 Additions to land and buildings on
  operating leases....................  (200,101,667) (143,542,667) (36,104,148)
 Investment in direct financing
  leases..............................   (47,115,435)  (39,155,974) (13,372,621)
 Proceeds from sale of buildings and
  equipment under direct financing
  leases..............................     2,385,941     7,251,510          --
 Investment in joint venture..........      (974,696)          --           --
 Purchase of other investments........   (16,083,055)          --           --
 Investment in certificates of
  deposit.............................           --     (2,000,000)         --
 Investment in mortgage notes
  receivable..........................    (2,886,648)   (4,401,982) (13,547,264)
 Collection on mortgage notes
  receivable..........................       291,990       250,732      133,850
 Investment in equipment notes
  receivable..........................    (7,837,750)  (12,521,401)         --
 Collection on equipment notes
  receivable..........................     1,263,633           --           --
 Increase in intangibles and other
  assets..............................    (6,281,069)          --    (1,103,896)
                                        ------------  ------------  -----------
 Net cash used in investing
  activities..........................  (277,338,756) (194,119,782) (63,994,079)
                                        ------------  ------------  -----------
Cash Flows from Financing Activities:
 Reimbursement of acquisition and
  stock issuance costs paid by related
  parties on behalf of the Company....    (4,574,925)   (2,857,352)    (939,798)
 Proceeds from borrowing on line of
  credit..............................     7,692,040    19,721,804    3,666,896
 Payment on line of credit............        (8,039)  (20,784,577)    (145,080)
 Contribution from minority interest
  of consolidated joint venture.......           --            --        97,419
 Subscriptions received from
  stockholders........................   385,523,966   222,482,560  100,792,991
 Retirement of shares of common
  stock...............................      (639,528)          --           --
 Distributions to minority interest...       (34,073)      (34,020)     (39,121)
 Distributions to stockholders........   (39,449,149)  (16,854,297)  (5,439,404)
 Payment of stock issuance costs......   (34,579,650)  (19,542,862)  (8,486,188)
 Other................................       (95,101)       49,001      (54,533)
                                        ------------  ------------  -----------
 Net cash provided by financing
  activities..........................   313,835,541   182,180,257   89,453,182
                                        ------------  ------------  -----------
Net Increase in Cash and Cash
 Equivalents..........................    75,613,060     5,136,689   30,941,643
Cash and Cash Equivalents at Beginning
 of Year..............................    47,586,777    42,450,088   11,508,445
                                        ------------  ------------  -----------
Cash and Cash Equivalents at End of
 Year.................................  $123,199,837  $ 47,586,777  $42,450,088
                                        ============  ============  ===========
Reconciliation of Net Earnings to Net
 Cash Provided by Operating
 Activities:
Net earnings..........................  $ 32,152,408  $ 15,564,456  $ 4,745,962
                                        ============  ============  ===========
Adjustments to reconcile net earnings
 to net cash provided by operating
 activities:
 Provision for uncollectible mortgage
  notes...............................       636,614           --           --
 Depreciation.........................     4,042,290     1,784,268      511,078
 Amortization.........................        11,808        10,794       69,886
 Provision for loss on land and
  buildings...........................       611,534           --           --
 Equity in earnings of joint venture,
  net of distributions................       (15,440)          --           --
 Decrease (increase) in receivables...       262,958      (905,339)    (160,984)
 Decrease in net investment in direct
  financing leases....................     1,971,634     1,130,095      259,740
 Increase in accrued rental income....    (2,187,652)   (1,350,185)    (382,934)
 Increase in intangibles and other
  assets..............................       (29,477)       (6,869)      (4,293)
 Increase (decrease) in accounts
  payable and accrued expenses........       404,161       153,223       (2,896)
 Increase (decrease) in due to related
  parties, excluding reimbursement of
  acquisition, deferred offering and
  stock issuance costs paid on behalf
  of the Company......................        31,255        15,466      (30,929)
 Increase in rents paid in advance....       436,843       398,528       93,549
 Increase in deferred rental income...       693,372       221,727      335,849
 Increase in other payables...........        63,811        28,597       18,585
 Increase in minority interest........        30,156        31,453       29,927
                                        ------------  ------------  -----------
 Total adjustments....................     6,963,867     1,511,758      736,578
                                        ------------  ------------  -----------
Net Cash Provided by Operating
 Activities...........................  $ 39,116,275  $ 17,076,214  $ 5,482,540
                                        ============  ============  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
Related parties paid certain
 acquisition, deferred offering and
 stock issuance costs on behalf of the
 Company as follows:
 Acquisition costs....................  $  1,113,580  $    514,908  $   206,103
 Deferred offering costs..............           --            --       466,405
 Stock issuance costs.................     4,228,480     2,351,244      338,212
                                        ------------  ------------  -----------
                                        $  5,342,060  $  2,866,152  $ 1,010,720
                                        ============  ============  ===========

          See accompanying notes to consolidated financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL American Properties Fund, Inc. was organized in Maryland on May 2, 1994. CNL APF GP Corp. and CNL APF LP Corp., organized in Delaware in May 1998, are wholly owned subsidiaries of CNL American Properties Fund, Inc. CNL APF Partners, LP is a Delaware limited partnership formed in May 1998. CNL APF GP Corp. and CNL APF LP Corp. are the general and limited partners, respectively, of CNL APF Partners, LP. The term "Company" includes, unless the text otherwise requires, CNL American Properties Fund, Inc., CNL APF GP Corp., CNL APF LP Corp. and CNL APF Partners, LP. The Company was formed primarily for the purpose of acquiring, directly or indirectly through joint venture or co-tenancy arrangements, restaurant properties (the "Properties") to be leased on a long-term, triple-net basis to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company also provides financing (the "Mortgage Loans") for the purchase of buildings, generally by tenants that lease the underlying land from the Company. In addition, the Company offers furniture, fixtures and equipment financing through leases or loans (the "Secured Equipment Leases") to operators of restaurant chains.

   Principles of Consolidation--The Company accounts for its 85.47% interest in CNL/Corral South Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Company's consolidated joint venture. The Company accounts for its 55.38% interest in CNL/Lee Vista Joint Venture using the equity method because it shares control with the other joint venture partner. All significant intercompany balances and transactions have been eliminated.

   Real Estate and Lease Accounting--The Company records the acquisition of land, buildings and equipment at cost, including acquisition and closing costs. In addition, interest costs incurred during construction are capitalized. Land and buildings are generally leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the Property, including property taxes, insurance, maintenance and repairs. In addition, the Company offers equipment financing through leases or loans. The Property leases are accounted for using either the direct financing or the operating method. The Secured Equipment Leases are accounted for using the direct financing method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  5). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Company's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals (including rental payments, if any, required during the construction of a Property) vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the Property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. In contrast, deferred rental income represents the aggregate amount of scheduled rental payments to date (including rental payments due during construction and prior to the Property being placed in service) in excess of income recognized on a straight-line basis over the lease term commencing on the date the Property is placed in service.

     When the Properties or equipment are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income or

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996

  deferred rental income, will be removed from the accounts and any gains or losses from sales will be reflected in income. Management reviews its Properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. Management determines whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the Property, with the carrying cost of the individual Property. If an impairment is indicated, the assets are adjusted to their fair value.

     Mortgage Loans--The Company accounts for loan origination fees and costs incurred in connection with Mortgage Loans in accordance with Statement of Financial Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." This statement requires the deferral of loan origination fees and the capitalization of direct loan costs. The costs capitalized, net of the fees deferred, are amortized to interest income as an adjustment of yield over the life of the loans. The unpaid principal and accrued interest on the Mortgage Loans, plus the unamortized balance of such fees and costs are included in mortgage notes receivable (see Note 7). Provisions for uncollectible mortgage notes are established whenever it appears that future collection of principal on specific mortgage notes appears doubtful. The provision for uncollectible mortgage notes represents the difference between the carrying value at December 31 and the net realizable value management expects to receive relating to the mortgage note.

     Other Investments--The Company determines the appropriate classification of other investments at the time of purchase and reevaluates such designation at each balance sheet date. Other investments have been classified as available for sale and are carried at fair value, with unrealized holding gains and losses, if any, reported as a separate component of stockholders' equity and in the statement of comprehensive earnings, as applicable.

     Cash and Cash Equivalents--The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks, money market funds (some of which are backed by government securities) and certificates of deposit (with maturities of three months or less when purchased). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

     Cash accounts maintained on behalf of the Company in demand deposits at commercial banks, money market funds and certificates of deposit may exceed federally insured levels; however, the Company has not experienced any losses in such accounts. The Company limits investment of temporary cash investments to financial institutions with high credit standing; therefore, management believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Organization Costs--Organization costs are amortized over five years using the straight-line method and are included in intangibles and other assets. As of December 31, 1998 and 1997, accumulated amortization totalled $14,318 and $10,318, respectively.

     Loan Costs--Loan costs incurred in connection with the Company's $35,000,000 line of credit have been capitalized and are being amortized over the term of the loan commitment using the effective interest method. Income or expense associated with interest rate swap agreements related to the line of credit is recognized on the accrual basis as earned or incurred through an adjustment to interest expense. Loan costs are included in intangibles and other assets. As of December 31, 1998 and 1997, the Company had aggregate gross loan costs of $100,634. As of December 31, 1998 and 1997, accumulated amortization totalled $88,000 and $61,783, respectively.

     Income Taxes--The Company has made an election to be taxed as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and related regulations. The Company generally will not be subject to federal corporate income taxes on amounts

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996

  distributed to stockholders, providing it distributes at least 95 percent of its REIT taxable income and meets certain other requirements for qualifying as a REIT. Accordingly, no provision for federal income taxes has been made in the accompanying consolidated financial statements. Notwithstanding the Company's qualification for taxation as a REIT, the Company is subject to certain state taxes on its income and property.

     Earnings Per Share--Basic earnings per share are calculated based upon net earnings (income available to common stockholders) divided by the weighted average number of shares of common stock outstanding during the reporting period. The Company does not have any dilutive potential common shares.

     Use of Estimates--Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on stockholders' equity or net earnings.

   New Accounting Standards--Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." This Statement requires the reporting of net earnings and all other changes to equity during the period, except those resulting from investments by owners and distributions to owners, in a separate statement that begins with net earnings. Currently, the Company's only component of comprehensive income is net earnings.

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). FAS 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 1999 (January 1, 2000 for the Company). FAS 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. Management of the Company anticipates that, due to its limited use of interest rate swaps, the adoption of FAS 133 will not have a significant effect on the Company's results of operations or its financial position.

2. Public Offerings:

   The Company's public offering of $345,000,000 of common stock (the "1998 Offering") became fully subscribed in December 1998 and the last subscription was received in January 1999. Prior to the 1998 Offering, the Company received proceeds from its initial offering (the "Initial Offering"), of $150,591,765, including $591,765 issued pursuant to the Company's reinvestment plan, and received proceeds from its first follow-on offering (the "1997 Offering") of $251,872,648 including $1,872,648 issued pursuant to the Company's reinvestment plan. (See Note 18)

3. Leases:

   The Company leases its land, buildings and equipment to operators of national and regional fast-food, family-style and casual dining restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." For Property leases classified as direct financing leases, the building portions of the majority of the leases are accounted for as direct financing leases while the land portions of these leases are generally accounted for as operating leases. Substantially, all

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                 Years Ended December 31, 1998, 1997 and 1996

Property leases have initial terms of 15 to 20 years (expiring between 2006 and 2018) and provide for minimum rentals. In addition, the majority of the Property leases provide for contingent rentals and/or scheduled rent increases over the terms of the leases. Each tenant also pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options for the Property leases generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the Property at the greater of the Company's purchase price plus a specified percentage of such purchase price or fair market value after a specified portion of the lease has elapsed.

   The Secured Equipment Leases recorded as direct financing leases as of December 31, 1998 provide for minimum rentals payable monthly and generally have lease terms ranging from four to seven years. The Secured Equipment Leases generally include an option for the lessee to acquire the equipment at the end of the lease term for a nominal fee.

4. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                        1998          1997
                                                    ------------  ------------
   Land............................................ $210,451,742  $106,616,360
   Buildings.......................................  169,708,652    95,518,149
                                                    ------------  ------------
                                                     380,160,394   202,134,509
   Less accumulated depreciation...................   (6,242,782)   (2,395,665)
                                                    ------------  ------------
                                                     373,917,612   199,738,844
   Construction in progress........................   20,033,256     5,599,342
                                                    ------------  ------------
                                                     393,950,868   205,338,186
   Less allowance for loss on land and buildings...     (611,534)          --
                                                    ------------  ------------
                                                    $393,339,334  $205,338,186
                                                    ============  ============

   Some leases provide for scheduled rent increases throughout the lease term and/or rental payments during the construction of a Property prior to the date it is placed in service. Such amounts are recognized on a straight-line basis over the terms of the leases commencing on the date the Property is placed in service. For the years ended December 31, 1998, 1997 and 1996, the Company recognized $2,734,767 (net of $351,177 in reserves and $666,596 in write-offs), $1,941,054 and $517,067, respectively, of such rental income.

   During 1998, the Company sold three Properties to tenants. During 1997, the Company sold five of its Properties and the equipment relating to two Secured Equipment Leases to tenants. The Company received net proceeds of approximately $7,252,000 and $2,386,000 during 1997 and 1998, respectively, which approximated the carrying value of the Properties and the net investment in the direct financing leases for the equipment at the time of the sales. As a result, no gain or loss was recognized for financial reporting purposes. The Company used the net sales proceeds relating to the sale of the equipment to repay amounts previously advanced under its line of credit (see Note 10). The Company reinvested the proceeds from the sale of Properties in additional Properties.

   During 1998, a tenant exercised its option under the terms of three lease agreements to exchange three existing Properties for three replacement Properties which were approved by the Company. In connection therewith, the Company exchanged three Properties with three replacement Properties. Under the exchange agreements for each Property, each replacement Property will continue under the terms of the leases of the

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996

original Properties. All closing costs were paid by the tenant. The Company accounted for these transactions as nonmonetary exchanges of similar productive assets and recorded the acquisitions of the replacement Properties at the net book value of the original Properties. No gain or loss was recognized due to these transactions being accounted for as nonmonetary exchanges of similar assets.

   At December 31, 1998, the Company recorded provisions for losses on land and buildings totalling $611,534 for financial reporting purposes relating to two Shoney's Properties and two Boston Market Properties. The tenants of these Properties experienced financial difficulties and ceased payment of rents under the terms of their lease agreements. The allowances represent the difference between the carrying value of the Properties at December 31, 1998 and the estimated net realizable value for these Properties.

   The following is a schedule of future minimum lease payments to be received on the noncancellable operating leases at December 31, 1998:

   1999............................................................ $ 31,434,445
   2000............................................................   31,470,924
   2001............................................................   31,671,570
   2002............................................................   32,416,670
   2003............................................................   33,586,967
   Thereafter......................................................  461,430,511
                                                                    ------------
                                                                    $622,011,087
                                                                    ============

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales. These amounts also do not include minimum lease payments that will become due when Properties under development are completed (see Note 16).

5. Net Investment in Direct Financing Leases:

   The following lists the components of net investment in direct financing leases at December 31:

                                                      1998           1997
                                                  -------------  ------------
   Minimum lease payments receivable............. $ 186,515,403  $ 98,121,853
   Estimated residual values.....................    17,680,858     6,889,570
   Interest receivable from Secured Equipment
    Leases.......................................        81,690        67,614
   Less unearned income..........................  (112,602,301)  (57,465,442)
                                                  -------------  ------------
   Net investment in direct financing leases..... $  91,675,650  $ 47,613,595
                                                  =============  ============

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

   1999............................................................ $ 11,883,992
   2000............................................................   12,078,426
   2001............................................................   11,850,358
   2002............................................................   11,753,228
   2003............................................................   11,536,216
   Thereafter......................................................  127,413,183
                                                                    ------------
                                                                    $186,515,403
                                                                    ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

6. Investment in Joint Venture:

   In June 1998, the Company entered into a joint venture arrangement, CNL/Lee Vista Joint Venture, with a third party to construct and hold one restaurant property. As of December 31, 1998, the Company had contributed $868,953 to pay for construction relating to the Property owned by the joint venture. The Company has agreed to contribute approximately $646,000 to complete its funding to the joint venture. When funding is completed, the Company expects to have an approximate 68 percent interest in the profits and losses of the joint venture. The Company accounts for its investment in this joint venture under the equity method because it shares control with the other joint venture partner. As of December 31, 1998, the Company had a 55.38% interest in this joint venture.

   The following presents the condensed financial information for the joint venture at:

                                                               December 31,
                                                              ---------------
                                                                 1998    1997
                                                              ---------- ----
   Land and building on operating lease, less accumulated
    depreciation............................................. $2,207,874 $--
   Other assets..............................................     31,757  --
   Liabilities...............................................    647,066  --
   Partners' capital.........................................  1,592,565  --
   Revenues..................................................     36,767  --
   Net income................................................     28,682  --

   At December 31, 1998, the difference between the Company's carrying amount of its investment in joint venture and the underlying equity in the net assets of the joint venture was $104,698, less accumulated amortization of $1,013. This amount is being amortized on a straight-line basis over 30 years, the term of the joint venture agreement.

7. Mortgage Notes Receivable:

   During 1997, in connection with the acquisition of land for nine Properties, the Company entered into a Mortgage Loan in the principal sum of $4,200,000, collateralized by a mortgage on the buildings on the nine Properties and two additional buildings. The Mortgage Loan bears interest at a rate of 10.5% per annum and is being collected in 240 equal monthly installments.

   During 1998, the Company accepted four Mortgage Loans in the aggregate principal sum of $2,901,742, collateralized by mortgages on the buildings of four Properties. These Mortgage Loans bear interest at rates ranging from 9.5% to 11 percent per annum and are being collected in monthly installments with maturity dates ranging from 2000 to 2014.

   Mortgage notes receivable consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Outstanding principal.............................. $19,272,171  $16,662,418
   Accrued interest income............................      79,034      118,887
   Deferred financing income..........................     (95,575)     (85,448)
   Unamortized loan costs.............................   1,012,677      926,153
   Provision for uncollectible mortgage notes.........    (636,614)         --
                                                       -----------  -----------
                                                       $19,631,693  $17,622,010
                                                       ===========  ===========

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996

   Management believes that the estimated fair value of mortgage notes receivable at December 31, 1998 and 1997 approximated the outstanding principal amount, net of the provision for uncollectible mortgage notes, based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

8. Equipment Notes Receivable:

   In October 1997, the Company entered into two promissory notes with a borrower for equipment financing totalling $13,225,000, which are collateralized by restaurant equipment. Payments of principal and interest were collected during 1998. In December 1998, additional equipment financing was provided to this borrower, resulting in two new promissory notes consolidating the new amounts with the previous amounts loaned in 1997. The two new (consolidated) promissory notes total the original $13,225,000, bear interest at a rate of ten percent per annum and will be collected in 84 equal monthly installments of principal and interest beginning on February 1, 1999.

   In 1998, the Company also entered into several promissory notes with several borrowers for equipment financing for a total of $5,887,512, which are collateralized by restaurant equipment. The promissory notes bear interest at rates ranging from ten percent to 11 percent per annum and are being collected in monthly installments with maturity dates ranging from 1999 to 2006.

   Equipment notes receivable consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Outstanding principal.............................. $19,100,118  $13,225,000
   Accrued interest income............................     119,113      323,044
   Deferred financing income..........................      (4,344)         --
   Unamortized loan costs.............................     162,493          --
                                                       -----------  -----------
                                                       $19,377,380  $13,548,044
                                                       ===========  ===========

   Management believes that the estimated fair value of equipment notes receivable at December 31, 1998 and 1997 approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

9. Other Investments:

   In August 1998, the Company acquired an investment in the Class F, Class G and Class H Franchise Loan Certificates, Series 1998-1 (collectively, the "Certificates") from CNL Funding 98-1, LP, a mortgage loan securitization entity sponsored by CNL Financial Corp. ("CFC"), an affiliate of CNL Fund Advisors, Inc., the advisor to the Company (the "Advisor"). CFC originated and serviced mortgage loans on restaurant properties comparable to the triple-net leased properties currently owned by the Company. After originating the mortgage loans, CFC contributed the loans to CNL Funding 98-1, LP, the securitization entity which subsequently issued the Certificates representing beneficial ownership interests in the pool of mortgage loans.

   The Company paid an aggregate purchase price of approximately $16,100,000 for the Certificates. The Company classified the investments in these Certificates as available for sale for accounting purposes. At December 31, 1998, the estimated fair value of the Certificates approximated their carrying value; therefore, the Company did not record any unrealized gains or losses relating to its investment in Certificates. The investment in Certificates balance at December 31, 1998 includes $117,959 of accrued interest.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


   The Company acquired Class F-1, Class G-1 and Class H-1 Certificates with fixed pass through rates of 8.4% per annum and an effective yield of 11.6% per annum for the year ended December 31, 1998. Monthly payments of interest on these Certificates commenced in September 1998 and monthly payments of principal and interest are scheduled to be made during the period September 2012 through June 2017.

   The Company also acquired Class F-2, Class G-2 and Class H-2 Certificates with adjustable pass through rates of LIBOR (defined as the per annum London Interbank Offered Rate for 30 day dollar deposits) plus 2.25% per annum (7.33% at December 31, 1998) and an effective yield of 11.3% per annum for the year ended December 31, 1998. Monthly payments of interest on these Certificates commenced in September 1998 and monthly payments of principal and interest are scheduled to be made during the period April 2012 through March 2017.

10. Line of Credit:

   In March 1996, the Company entered into a $15,000,000 line of credit and security agreement with a bank, the proceeds of which were to be used by the Company to offer Secured Equipment Leases. In August 1997, the Company's $15,000,000 line of credit was amended and restated to enable the Company to receive advances on a revolving $35,000,000 uncollateralized line of credit (the "Line of Credit") to provide equipment financing, to purchase and develop Properties and to fund Mortgage Loans. The advances bear interest at a rate of LIBOR plus 1.65% or the bank's prime rate, whichever the Company selects at the time of borrowing. Interest only is repayable monthly until July 31, 1999, at which time all remaining interest and principal shall be due. The Line of Credit provides for two one-year renewal options.

   As of December 31, 1998 and 1997, $10,143,044 and $2,459,043, respectively, of principal was outstanding relating to the Line of Credit. As of December 31, 1998 and 1997, the interest rates on amounts outstanding under the Line of Credit were 7.2743% and 7.6187% (LIBOR plus 1.65%), respectively. The weighted average interest rates on the Line of Credit were 7.2256% and 7.7290% at December 31, 1998 and 1997, respectively. The Company believes, based on current terms, that the carrying value of its Line of Credit at December 31, 1998 and 1997 approximated fair value. The terms of the Line of Credit include financial covenants which provide for the maintenance of certain financial ratios. The Company was in compliance with such covenants as of December 31, 1998.

   During 1996, the Company entered into interest rate swap agreements with a commercial bank to reduce the impact of changes in interest rates on its floating rate debt. The agreements effectively change the Company's interest rate exposure on notional amounts totalling approximately $2,110,000 of the outstanding floating rate notes to fixed rates ranging from 8.75% to nine percent per annum. The notional amounts of the interest rate swap agreements amortize over the period of the agreements which approximate the term of the related notes. As of December 31, 1998, the notional balance was approximately $1,339,900. The Company is exposed to credit loss in the event of nonperformance by the other party to the interest rate swap agreements; however, the Company does not anticipate nonperformance by the counterparty. Management does not believe the impact of any payments of a termination penalty, in the event the Company determines to terminate the swap agreements prior to the end of their respective terms, would be material to the Company's financial position or results of operations.

   Interest costs (including amortization of loan costs) incurred for the years ended December 31, 1998, 1997 and 1996 were $402,292, $544,788 and $127,012, respectively, all of which were capitalized as part of the cost of buildings under construction. For the years ended December 31, 1998, 1997 and 1996, the Company paid interest of $338,569, $502,680 and $91,757, respectively.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


11. Redemption of Shares:

   In October 1998, the Board of Directors elected to implement the Company's redemption plan. Under the redemption plan, the Company elected to redeem shares, subject to certain conditions and limitations. During the year ended December 31, 1998, 34,757 shares were redeemed at $18.40 per share ($639,528) and retired from shares outstanding of common stock.

12. Stock Issuance Costs:

   The Company has incurred certain expenses in connection with the public offerings of its shares of common stock, including commissions, marketing support and due diligence expense reimbursement fees, filing fees, legal, accounting, printing and escrow fees, which have been deducted from the gross proceeds of the offerings.

   During the years ended December 31, 1998, 1997 and 1996, the Company incurred $38,415,512, $22,422,045 and $9,216,102, respectively, in stock issuance costs, including $31,142,123, $17,798,605 and $8,063,439, respectively, in commissions, marketing support and due diligence expense reimbursement fees and soliciting dealer servicing fees (see Note 14).

13. Distributions:

   For the years ended December 31, 1998, 1997 and 1996, 84.87%, 93.33% and 90.25%, respectively, of the distributions received by stockholders were considered to be ordinary income and 15.13%, 6.67% and 9.75%, respectively, were considered a return of capital for federal income tax purposes. No amounts distributed to stockholders for the years ended December 31, 1998, 1997 and 1996 are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their invested capital.

14. Related Party Transactions:

   Certain directors and officers of the Company hold similar positions with the Advisor and the managing dealer of the Company's common stock offerings, CNL Securities Corp.

   CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares for services in connection with the Company's offerings of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $28,914,297, $16,686,192 and $7,559,474, respectively, of such fees, of which approximately $26,033,000, $15,563,500 and $7,059,000, respectively, was paid by CNL Securities Corp. as commissions to other broker-dealers.

   In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $1,927,620, $1,112,413 and $503,965, respectively, of such fees, the majority of which was reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

   CNL Securities Corp. is also entitled to receive, in connection with each common stock offering, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which the offering terminates in the amount of 0.20% of the stockholders' investment in the Company. CNL Securities Corp. in turn may reallow all or a portion of such fee to broker-dealers whose clients purchased shares in such offering and held shares on such date. As of December 31, 1998, the Company had incurred $300,206 of such fees relating to the Initial Offering which terminated in February 1997. No such fees were incurred during the years ended December 31, 1997 and 1996.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


   The Advisor is entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of the Properties and structuring the terms of the Mortgage Loans equal to 4.5% of the total amount raised from the sale of shares. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $17,317,297, $10,011,715 and $4,535,685, respectively, of such fees. Such fees are included in land and buildings on operating leases, net investment in direct financing leases, mortgage notes receivable, investment in joint venture and other assets.

   In 1998, the Board of Directors approved an amendment to the advisory agreement between the Company and the Advisor providing for the payment of acquisition fees to the Advisor for acquisitions made by the Company after the completion of the 1998 Offering and the investment of all of the proceeds received by the Company from the 1998 Offering (the "Offering Completion Date"). After the Offering Completion Date, the Company intends to continue to expand its Property portfolio by acquiring additional Properties using funds from its Line of Credit. To the extent the Company uses funds from its Line of Credit to acquire Properties after the Offering Completion Date, the Company will pay the Advisor an acquisition fee equal to 4.5% of the purchase price paid by the Company. As of December 31, 1998, the Company had not used funds from its Line of Credit to acquire Properties because it had net offering proceeds available for investment.

   In connection with the acquisition of Properties that are being or have been constructed or renovated by affiliates, subject to approval by the Company's Board of Directors, the Company may incur development or construction management fees, payable to affiliates of the Company. Such fees are included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $229,153, $387,728 and
$166,695, respectively, of such amounts relating to six, six and four Properties, respectively.

   In connection with the acquisition of Properties that are being or have been renovated, subject to approval by the Company's Board of Directors, the Company may incur advisory fees payable to affiliates of the Company. Such fees are included in the purchase price of the Properties and are therefore included in the basis on which the Company charges rent on the Properties. During the year ended December 31, 1998, the Company incurred $67,389 of such fees relating to three Properties. No such fees were incurred for the years ended December 31, 1997 and 1996.

   For negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor is entitled to receive a one-time Secured Equipment Lease servicing fee of two percent of the purchase price of the equipment that is the subject of a Secured Equipment Lease. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $54,998, $87,665 and $70,070, respectively, in Secured Equipment Lease servicing fees.

   The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of the Mortgage Loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the years ended December 31, 1998, 1997 and 1996, the Company incurred $1,911,128, $881,668 and $278,902 respectively, of such fees, $60,124,
$76,789 and $27,702, respectively, of which has been capitalized as part of the cost of buildings for Properties that have been or are being constructed.

   Prior to such time, if any, as shares of the Company's common stock are listed on a national securities exchange or over-the-counter market, the Advisor is entitled to receive a deferred, subordinated real estate

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996

disposition fee, payable upon the sale of one or more Properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Advisor provides a substantial amount of services in connection with the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The real estate disposition fee is payable only after the stockholders receive distributions equal to the sum of an annual, aggregate, cumulative, noncompounded eight percent return on their invested capital ("Stockholders' 8% Return") plus their aggregate invested capital. As of December 31, 1998, no deferred, subordinated real estate disposition fees had been incurred.

   A subordinated share of net sales proceeds will be paid to the Advisor upon the sale of Company assets in an amount equal to ten percent of net sales proceeds. However, if net sales proceeds are reinvested in replacement Properties or replacement Secured Equipment Leases, no such share of net sales proceeds will be paid to the Advisor until such replacement Property or Secured Equipment Lease is sold. This amount will be payable only after the stockholders receive distributions equal to the sum of the stockholders' aggregate invested capital and the Stockholders' 8% Return. As of December 31, 1998, no such payments had been made to the Advisor.

   The Advisor and its affiliates provide accounting and administrative services to the Company on a day-to-day basis as well as services in connection with the offering of shares. For the years ended December 31, 1998, 1997 and 1996, expenses incurred for these services were classified as follows:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
   Stock issuance costs...................... $3,103,046 $1,676,226 $  769,225
   General operating and administrative
    expenses.................................  1,189,471    556,240    334,603
                                              ---------- ---------- ----------
                                              $4,292,517 $2,232,466 $1,103,828
                                              ========== ========== ==========

   During the years ended December 31, 1998, 1997 and 1996, the Company acquired five, five and four Properties, respectively, for approximately $8,770,000, $5,450,000 and $2,610,000, respectively, from affiliates of the Company. The affiliates had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by the Company. Each Property was acquired at a cost no greater than the lesser of the cost of the Property to the affiliate, including carrying costs, or the Property's appraised value.

   The due to related parties consisted of the following at December 31:

                                                            1998       1997
                                                         ---------- ----------
   Due to the Advisor:
     Expenditures incurred on behalf of the Company and
      accounting and administrative services............ $1,238,148 $  126,205
     Acquisition fees...................................     39,788    386,972
                                                         ---------- ----------
                                                          1,277,936    513,177
                                                         ---------- ----------
   Due to CNL Securities Corp:
     Commissions........................................     30,528    940,520
     Marketing support and due diligence expense
      reimbursement fees................................        --      63,097
                                                         ---------- ----------
                                                             30,528  1,003,617
                                                         ---------- ----------
   Due to other affiliates..............................        --       7,500
                                                         ---------- ----------
                                                         $1,308,464 $1,524,294
                                                         ========== ==========

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


15. Concentration of Credit Risk:

   The following schedule presents rental, earned and interest income from individual lessees or borrowers, or affiliated groups of lessees or borrowers, each representing more than ten percent of the Company's total rental, earned income and interest income from its Properties, Mortgage Loans, Secured Equipment Leases and Certificates for each of the years ended December 31:

                                                   1998       1997       1996
                                                ---------- ---------- ----------
   Foodmaker, Inc.............................. $4,101,214 $1,980,338 $      N/A
   Houlihan's Restaurants, Inc. ...............        N/A  1,847,574        N/A
   Golden Corral Corporation...................        N/A        N/A    577,003
   Castle Hill Holdings V, L.L.C.,
    Castle Hill Holdings VI, L.L.C. and
    Castle Hill Holdings VII, L.L.C. ..........        N/A  2,636,004  1,699,986

   In addition, the following schedule presents total rental, earned income and interest income from individual restaurant chains, each representing more than ten percent of the Company's total rental, earned income and interest income from its Properties, Mortgage Loans, Secured Equipment Leases and Certificates for each of the years ended December 31:

                                                1998       1997       1996
                                             ---------- ---------- ----------
   Golden Corral Family Steakhouse
    Restaurants............................. $4,373,687 $2,531,941 $1,459,349
   Jack in the Box..........................  4,101,214  1,980,338        N/A
   Pizza Hut................................        N/A  2,636,004  1,699,986
   Boston Market............................        N/A  2,338,949    547,590

   The information denoted by N/A indicates that for each period presented, the tenant or group of affiliated tenants and the chains did not represent more than ten percent of the Company's total rental, earned income and interest income.

   Although the Company's Properties are geographically diverse throughout the United States and the Company's lessees and borrowers operate a variety of restaurant concepts, failure of any one of these restaurant chains or any one of these lessees or borrowers that contributes more than ten percent of the Company's rental, earned and interest income could significantly impact the results of operations of the Company if the Company is not able to re-lease the Properties in a timely manner.

16. Commitments:

   The Company has entered into various development agreements with tenants which provide terms and specifications for the construction of buildings the tenants have agreed to lease or equipment financing the Company has agreed to provide. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. The aggregate maximum development costs the Company has agreed to pay are approximately $61,307,000, of which approximately $44,253,000 in land and other costs had been incurred as of December 31, 1998. The buildings currently under construction are expected to be operational by June 1999. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement. The general terms of the lease agreements are substantially the same as those described in Note 3.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  Years Ended December 31, 1998, 1997 and 1996


17. Subsequent Events:

   During the period January 1, 1999 through March 11, 1999, the Company received the last subscription proceeds for 21,073 shares ($210,735) of common stock relating to the 1998 Offering.

   On January 1, February 1 and March 1, 1999, the Company declared distributions of $4,744,904, $4,746,243 and $4,746,243, respectively, or
$.12708 per share of common stock, payable in March 1999, to stockholders of record on January 1, February 1 and March 1, 1999, respectively.

   During the period January 1, 1999 through March 11, 1999, the Company acquired 60 Properties (33 on which restaurants are being constructed or renovated) for cash at a total cost of approximately $54,283,000. The buildings under construction are expected to be operational by September 1999. In connection with the purchase of each Property, the Company as lessor, has entered into a long-term, triple-net lease agreement.

   On March 11, 1999, the Company entered into agreements to acquire (i) the Advisor, (ii) CNL Financial Corp. and CNL Financial Services, Inc., affiliates of the Advisor that provide mortgage loans and perform securitization transactions and (iii) up to 18 CNL Income Funds, limited partnerships affiliated with the Advisor whose properties are substantially the same type as the Company's (the "Income Funds"). In connection therewith, the Company has agreed to issue 3.8 million, 2.35 million and up to 30.5 million shares of common stock, respectively. The acquisition of each of the Income Funds is contingent upon certain conditions, including approval by the Company's stockholders to increase the number of authorized shares of common stock and approval by a majority of the limited partners of each Income Fund.

18. Reverse Stock Split

   On May 27, 1999, the shareholders approved a one-for-two reverse split of common stock that was effective on June 3, 1999 with the filing of the amended Articles of Incorporation with the Maryland Department of Assessments and Taxation. A total of $69,724 was transferred from common stock to additional paid in capital in connection with the stock split. This transaction has been recorded herein in the year ended December 31, 1995. The par value of the common stock remains unchanged. All share and per share amounts have been restated herein to reflect the one for two reverse stock split.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

  Condensed Consolidated Balance Sheets as of September 30, 1999 and
   December 31, 1998...................................................... F-37
  Condensed Consolidated Statements of Income for the Nine Months Ended
   September 30, 1999
   and 1998............................................................... F-38
  Condensed Consolidated Statements of Stockholders' Equity for the six
   months ended December 31, 1998 and the nine months ended September 30,
   1999................................................................... F-39
  Condensed Consolidated Statements of Cash Flows for the Nine months ended September 30, 1999
   and 1998............................................................... F-40
  Notes to Condensed Consolidated Financial Statements for the six months ended June 30, 1999
   and 1998 .............................................................. F-41
  Independent Auditor's Report............................................ F-42
  Consolidated Balance Sheets--As of December 31, 1998 and June 30, 1998.. F-43
  Consolidated Statements of Income--For the Six-month Period Ended
   December 31, 1998 and the Year Ended June 30, 1998..................... F-44
  Consolidated Statements of Stockholders' Equity--For the Six-month
   Period Ended December 31, 1998 and the Year Ended June 30, 1998........ F-45
  Consolidated Statements of Cash Flows--For the Six-month Period Ended
   December 31, 1998 and the Year Ended June 30, 1998..................... F-46
  Notes to Consolidated Financial Statements--For the Six-month Period
   Ended December 31, 1998 and the Year Ended June 30, 1998............... F-47

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                     CONDENSED CONSOLIDATED BALANCE SHEETS


                                                         June 30,  December 31,
                                                           1999        1998
                                                        ---------- ------------
                        ASSETS
Current Assets:
  Cash and cash equivalents............................ $  333,295  $  713,308
  Accounts receivable--Related parties.................  8,668,738   6,764,034
                                                        ----------  ----------
    Total current assets...............................  9,002,033   7,477,342
Other Assets...........................................    405,214     467,591
                                                        ----------  ----------
                                                        $9,407,247  $7,944,933
                                                        ==========  ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses................ $  724,903  $1,366,120
  Dividends payable....................................        --      119,808
  Current portion of notes payable--Related party......    114,102     117,919
                                                        ----------  ----------
    Total current liabilities..........................    839,005   1,603,847
Long-Term Indebtedness:
  Notes payable--Related party.........................    237,767     242,760
Amounts Due Under Deferred Compensation Agreements.....        --       50,469
                                                        ----------  ----------
    Total liabilities and deferred expenses............  1,076,772   1,897,076
                                                        ----------  ----------
Stockholders' Equity:
  Capital Stock:
    Class A Common Stock--Authorized 10,000 shares; par
     value $1.00 per share; issued and outstanding
     6,400.............................................      6,400       6,400
    Class B Common Stock--Authorized 5,000 shares; par
     value $1.00 per share; issued and outstanding
     3,600 shares......................................      3,600       3,600
  Additional paid-in capital...........................  3,328,375   3,328,375
  Retained earnings....................................  4,992,100   2,709,482
                                                        ----------  ----------
    Total stockholders' equity.........................  8,330,475   6,047,857
                                                        ----------  ----------
                                                        $9,407,247  $7,944,933
                                                        ==========  ==========

   The Notes to Condensed Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                     For The Six-Months Ended June 30, 1999
                               and June 30, 1998

                                                           Six Months Ended
                                                               June 30
                                                        -----------------------
                                                           1999        1998
                                                        ----------  -----------
Revenues:
  Fees--Related parties...............................  $9,454,036  $14,481,574
  Other income........................................      87,570       69,339
                                                        ----------  -----------
    Total revenues....................................   9,541,606   14,550,913
                                                        ----------  -----------
Expenses:
  General and administrative..........................   5,494,079    4,971,277
  Depreciation and amortization.......................      77,166       47,766
  Interest expense....................................      92,707       62,274
                                                        ----------  -----------
    Total expenses....................................   5,663,952    5,081,317
                                                        ----------  -----------
Income Before Benefit (Provision) for Income Taxes and
 Cumulative Effect of a Change in Accounting for
 Start-up Costs.......................................   3,877,654    9,469,596
Provision for Income Taxes............................  (1,595,036)  (3,721,866)
                                                        ----------  -----------
Net Income Before Cumulative Effect of a Change in
 Accounting for Start-up Costs........................   2,282,618    5,747,730
Cumulative Effect of a Change in Accounting for Start-
 up Costs, Net of Income Taxes of $24,617.............         --       (47,151)
                                                        ----------  -----------
Net Income............................................  $2,282,618  $ 5,700,579
                                                        ==========  ===========


   The Notes to Condensed Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

           CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For The Six Months Ended December 31, 1998
                     and The Six Months Ended June 30, 1999

                           Class A Class B Additional
                           Common  Common   Paid-In    Retained
                            Stock   Stock   Capital    Earnings       Total
                           ------- ------- ---------- -----------  -----------
Balance, June 30, 1998.... $6,400  $3,400  $3,308,575 $        13  $ 3,318,388
  Net income for the six-
   month period ended
   December 31, 1998......    --      --          --    4,955,802    4,955,802
  Dividends to parent.....    --      --          --   (2,126,525)  (2,126,525)
  Dividends to Class B
   stockholders...........    --      --          --     (119,808)    (119,808)
  Issuance of common
   stock--Class B
   (Note 1)...............    --      200      19,800         --        20,000
                           ------  ------  ---------- -----------  -----------
Balance, December 31,
 1998.....................  6,400   3,600   3,328,375   2,709,482    6,047,857
  Net income for the six-
   month period ended June
   30, 1999...............    --      --          --    2,282,618    2,282,618
                           ------  ------  ---------- -----------  -----------
Balance, June 30, 1999.... $6,400  $3,600  $3,328,375 $ 4,992,100  $ 8,330,475
                           ======  ======  ========== ===========  ===========


   The Notes to Condensed Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                     For The Six Months Ended June 30, 1999
                               and June 30, 1998

                                                           Six Months Ended
                                                                June 30
                                                         ----------------------
                                                           1999        1998
                                                         ---------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
 Net cash provided by (used in) operating activities...   (282,362)   5,607,368
                                                         ---------  -----------
Cash Flows From Investing Activities:
 Purchase of office furnishings and equipment..........        --       (62,512)
 Proceeds from sale of property and equipment..........     22,157          --
                                                         ---------  -----------
 Net cash provided by (used in) investing activities...     22,157      (62,512)
                                                         ---------  -----------
Cash Flows From Financing Activities:
 Net proceeds from borrowings..........................                  51,164
 Contributions to capital..............................        --       606,115
 Dividends paid to parent..............................   (119,808)  (6,211,566)
                                                         ---------  -----------
 Net cash used in financing activities.................   (119,808)  (5,554,287)
                                                         ---------  -----------
 Net Increase (Decrease) in Cash and Cash Equivalents..   (380,013)      (9,431)
 Cash and Cash Equivalents, Beginning of Period........    713,308      264,000
                                                         ---------  -----------
 Cash and Cash Equivalents, End of Period..............  $ 333,295  $   254,569
                                                         =========  ===========


   The Notes to Condensed Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC AND SUBSIDIARY

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    Six Months Ended June 30, 1999 and 1998

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the six months ended June 30, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto of CNL Fund Advisors, Inc and Subsidiary as of December 31, 1998 and for the six months then ended.

2. Subsequent Event

   On September 1, 1999 the Company completed a merger transaction with CNL American Properties Fund, Inc.

                          Independent Auditor's Report

To the Stockholders
CNL Fund Advisors, Inc.
Orlando, Florida

   We have audited the accompanying consolidated balance sheets of CNL Fund Advisors, Inc. and Subsidiary as of December 31, 1998 and June 30, 1998, and the related consolidated statements of income, stockholders' equity and cash flows for the six-month period ended December 31, 1998 and the year ended June 30, 1998. These consolidated financial statements are the responsibility of CNL Fund Advisors, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of CNL Fund Advisors, Inc. and Subsidiary as of December 31, 1998 and June 30, 1998, and the results of its operations and its cash flows for the six-month period ended December 31, 1998 and the year ended June 30, 1998 in conformity with generally accepted accounting principles.

/s/ McDirmit, Davis, Lauteria, Puckett, Vogel & Company, P.A.
April 30, 1999
Orlando, Florida

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                      December 31, 1998 and June 30, 1998

                                                        December 31,  June 30,
                                                            1998        1998
                                                        ------------ ----------
                        ASSETS
Current Assets:
  Cash and cash equivalents............................  $  713,308  $  254,569
  Accounts receivable--Related parties.................   6,764,034   6,031,010
  Notes receivable.....................................         --      340,000
                                                         ----------  ----------
    Total current assets...............................   7,477,342   6,625,579
Investments and Other Assets...........................      50,469     227,454
Office Furnishings and Equipment.......................     417,122     173,553
                                                         ----------  ----------
                                                         $7,944,933  $7,026,586
                                                         ==========  ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.....................................  $1,366,120  $1,247,197
  Dividends payable....................................     119,808   2,220,000
  Current portion of notes payable--Related party......     117,919      67,620
                                                         ----------  ----------
    Total current liabilities..........................   1,603,847   3,534,817
Long-Term Indebtedness:
  Notes payable--Related party.........................     242,760     145,927
Amounts Due Under Deferred Compensation Agreements.....      50,469      27,454
                                                         ----------  ----------
    Total liabilities and deferred expenses............   1,897,076   3,708,198
                                                         ----------  ----------
Stockholders' Equity:
  Capital Stock:
    Class A Common Stock--Authorized 10,000 shares; par
     value $1.00 per share; issued and outstanding
     6,400.............................................       6,400       6,400
    Class B Common Stock--Authorized 5,000 shares; par
     value $1.00 per share; issued and outstanding
     3,600 shares (3,400 shares--June 30, 1998)........       3,600       3,400
  Additional paid-in capital...........................   3,328,375   3,308,575
  Retained earnings....................................   2,709,482          13
                                                         ----------  ----------
    Total stockholders' equity.........................   6,047,857   3,318,388
                                                         ----------  ----------
                                                         $7,944,933  $7,026,586
                                                         ==========  ==========

  The Notes to Consolidated Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME

                For The Six-Month Period Ended December 31, 1998
                        and The Year Ended June 30, 1998

                                                         Six-Month
                                                        Period Ended Year Ended
                                                        December 31,  June 30,
                                                            1998        1998
                                                        ------------ -----------
Revenues:
  Fees--Related parties...............................  $14,408,750  $19,954,188
  Other income--($85,603 and $212,326, respectively,
   from related parties)..............................       89,415      227,597
                                                        -----------  -----------
    Total revenues....................................   14,498,165   20,181,785
                                                        -----------  -----------
Expenses:
  Commissions.........................................      272,073          --
  Salaries............................................    2,986,409    3,698,192
  General and administrative..........................    3,048,275    4,069,811
                                                        -----------  -----------
    Total expenses....................................    6,306,757    7,768,003
                                                        -----------  -----------
Income Before Provision for Income Taxes and
 Cumulative Effect of a Change in Accounting for
 Start-up Costs.......................................    8,191,408   12,413,782
Provision for Income Taxes............................    3,235,606    4,903,444
                                                        -----------  -----------
Net Income Before Cumulative Effect of a Change in
 Accounting for Start-up Costs........................    4,955,802    7,510,338
Cumulative Effect of a Change in Accounting for Start-
 up Costs, Net of Income Taxes of $24,617.............          --        39,237
                                                        -----------  -----------
Net Income............................................  $ 4,955,802  $ 7,471,101
                                                        ===========  ===========


  The Notes to Consolidated Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                For The Six-Month Period Ended December 31, 1998
                        and The Year Ended June 30, 1998

                          Class A Class B Additional
                          Common  Common   Paid-In     Retained
                           Stock   Stock   Capital     Earnings       Total
                          ------- ------- ----------  -----------  -----------
Balance, June 30, 1997... $1,000  $  --   $1,914,915  $   960,478  $ 2,876,393
  Net income for the year
   ended June 30, 1998...    --      --          --     7,471,101    7,471,101
  Dividends to parent....    --      --          --    (8,431,566)  (8,431,566)
  Stock split (Note 2)...  5,400     --       (5,400)         --           --
  Issuance of common
   stock--Class B
   (Note 1)..............    --    3,400     336,600          --       340,000
  Contributions to
   capital...............    --      --    1,062,460          --     1,062,460
                          ------  ------  ----------  -----------  -----------
Balance, June 30, 1998...  6,400   3,400   3,308,575           13    3,318,388
  Net income for the six-
   month period ended
   December 31, 1998.....    --      --          --     4,955,802    4,955,802
  Dividends to parent....    --      --          --    (2,126,525)  (2,126,525)
  Dividends to Class B
   stockholders..........    --      --          --      (119,808)    (119,808)
  Issuance of common
   stock--Class B
   (Note 1)..............    --      200      19,800          --        20,000
                          ------  ------  ----------  -----------  -----------
Balance, December 31,
 1998.................... $6,400  $3,600  $3,328,375  $ 2,709,482  $ 6,047,857
                          ======  ======  ==========  ===========  ===========


  The Notes to Consolidated Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                For The Six-Month Period Ended December 31, 1998
                        and The Year Ended June 30, 1998

                                                        Six-Month
                                                       Period Ended  Year Ended
                                                       December 31,   June 30,
                                                           1998         1998
                                                       ------------  -----------
Cash Flows From Operating Activities:
 Cash collected from customers.......................  $13,675,726   $17,845,526
 Cash paid to employees and other operating cash
  payments...........................................   (5,997,650)   (6,608,547)
 Income tax paid.....................................   (3,235,606)   (5,826,285)
 Investment and other income.........................       89,415       227,597
 Interest paid.......................................      (86,141)     (219,022)
                                                       -----------   -----------
 Net cash provided by operating activities...........    4,445,744     5,419,269
                                                       -----------   -----------
Cash Flows From Investing Activities:
 Purchase of office furnishings and equipment........     (324,597)          --
 Proceeds from notes receivable......................      340,000           --
 Increase in cash surrender value of life insurance..      (23,015)          --
 Transfer of investment to parent....................      200,000      (129,134)
                                                       -----------   -----------
 Net cash provided by (used in) investing
  activities.........................................      192,388      (129,134)
                                                       -----------   -----------
Cash Flows From Financing Activities:
 Net proceeds from borrowings........................      147,132        84,400
 Contributions to capital............................          --      1,062,460
 Issuance of Class B stock...........................       20,000           --
 Dividends paid to parent............................   (4,346,525)   (6,211,566)
                                                       -----------   -----------
 Net cash used in financing activities...............   (4,179,393)   (5,064,706)
                                                       -----------   -----------
 Net Increase in Cash and Cash Equivalents...........      458,739       225,429
 Cash and Cash Equivalents, Beginning of Period......      254,569        29,140
                                                       -----------   -----------
 Cash and Cash Equivalents, End of Period............  $   713,308   $   254,569
                                                       ===========   ===========
 Reconciliation of Net Income to Net Cash Provided by
  Operating Activities:
 Net income per statements of income.................  $ 4,955,802   $ 7,471,101
 Add item not requiring (providing) cash:
 Depreciation........................................       81,028        63,319
 Change in accounting for start-up costs.............          --         39,237
                                                       -----------   -----------
 Total...............................................    5,036,830     7,573,657
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Increase in accounts receivable.....................     (733,024)   (2,108,662)
 Decrease in income tax payable......................          --       (922,841)
 Increase in accounts payable........................      118,923       849,661
 Increase in amount due under deferred compensation
  agreements.........................................       23,015        27,454
                                                       -----------   -----------
 Net cash provided by operating activities...........  $ 4,445,744   $ 5,419,269
                                                       ===========   ===========
Supplemental Disclosure of Non-Cash Financing
 Activity:
 Notes receivable from issuance of class B common
  stock..............................................  $       --    $   340,000
                                                       ===========   ===========
 Dividends declared and unpaid.......................  $   119,808   $ 2,220,000
                                                       ===========   ===========

  The Notes to Consolidated Financial Statements are an integral part of these statements.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                For The Six-Month Period Ended December 31, 1998
                        and The Year Ended June 30, 1998

Note 1--Summary of Significant Accounting Policies:

   CNL Fund Advisors, Inc.'s (the "Company") accounting policies are in conformity with generally accepted accounting principles.

   Organization--The Company was organized under the laws of the State of Florida, as a wholly owned subsidiary of CNL Group, Inc. All outstanding shares of class A common stock are owned by CNL Group, Inc.

   In June, 1998 the Company acquired the stock of CNL Restaurant Development Company ("CRD") (a wholly owned subsidiary of CNL Group, Inc.) by exchanging shares of common stock. CRD became a wholly owned subsidiary of the Company. Accordingly, the Company's consolidated financial statements have been restated to include the accounts and operations of CRD for all periods presented.

   Effective July 1, 1997, the Company acquired CNL Growth Fund Advisors, Inc. (a wholly owned subsidiary of CNL Group, Inc.) by exchanging shares of common stock. The Company has accounted for the merger in a manner similar to the pooling-of-interests method.

   On June 30, 1998, the Company amended its Articles of Incorporation to authorize 10,000 shares of Class A common stock and 5,000 shares of Class B common stock. The Class B common shares are generally deemed to be, on a share-for-share basis, equivalent to one-tenth of a share of the Company's common shares with regard to voting rights, dividends and liquidation distributions. On June 30, 1998, the Company issued 3,400 Class B common shares in exchange for notes receivable of $340,000. On December 31, 1998, the Company issued 200 Class B common shares in exchange for $20,000.

   Basis of Presentation--The accompanying consolidated financial statements include the accounts of the Company and CRD, its wholly owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

   Fair Value of Financial Instruments--The carrying amounts of cash, accounts receivable, notes receivable and accounts payable approximate fair value because of the short maturity of these items. The carrying amounts of notes payable--related party approximate fair value because the interest rates on these instruments change with market interest rates.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Cash and Cash Equivalents--Cash flows, cash and cash equivalents include cash and cash invested in liquid instruments with an original maturity date of three months or less.

   Accounts Receivable--The Company provides an allowance for doubtful accounts when necessary. However, in the opinion of management, at December 31, 1998 and June 30, 1998, all accounts were considered collectible and no allowance was necessary.

   Office Furnishings and Equipment--Office furnishings and equipment are stated at cost and are depreciated primarily using the double-declining balance method over their estimated useful lives of five to seven years. Major renewals and betterments are capitalized; replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. When office furnishings and equipment are sold or disposed of, the asset account and related accumulated depreciation account are relieved, and any resulting gain or loss is included in income.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

  For The Six-Month Period Ended December 31, 1998 and The Year Ended June 30,
                                      1998

Note 1--Summary of Significant Accounting Policies (continued):

   Income Taxes--The Company follows the consolidation policies of its parent company, CNL Group, Inc. in paying its portion of the consolidated Federal and State income taxes, if any, to the parent company. Provision for income taxes included in the Company's statements of income have been allocated on a separate return basis.

   The Company is reporting on the accrual basis of accounting for both financial statement and income tax reporting purposes.

   The Company accounts for income taxes using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, deferred taxes were immaterial.

   Amount Due Under Deferred Compensation Agreements--The Company is included with its parent company's deferred compensation agreements. The parent company has entered into nonqualified deferred compensation agreements with certain key employees. The agreements provide for employee contributions under a salary reduction plan. Upon retirement, the Company is liable for the employee contribution and earnings per the employees directed investments. To fund this future liability, the parent company has acquired life insurance contracts. The Company anticipates that the death benefit and/or cash value will be available as the liability comes due.

Note 2--Capital Stock:

   On June 30, 1998, the Company's board of directors approved a 6.4-for-1 split of the Class A common stock. As a result, 5,400 shares were issued and additional paid-in capital was reduced by $5,400. The par value of the shares remained unchanged.

Note 3--Change in Method of Accounting:

   During the year ended June 30, 1998, the Company adopted Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities". This statement requires all start-up activities and organizational costs to be expensed as incurred. This resulted in a write-off of $63,854 of capitalized costs, net of income taxes of $24,617, during the year ended June 30, 1998.

Note 4--Notes Receivable:

   The amount due was represented by promissory notes from employees. The notes carried interest at 7.5% and were collateralized by class B common shares. The notes were collected in full on December 31, 1998.

Note 5--Investments and Other Assets:

   Investments and other assets consist of the following:

                                                          December 31, June 30,
                                                              1998       1998
                                                          ------------ --------
   Common stock--CNL American Properties Fund, Inc.
    carried at cost which approximated fair market
    value................................................   $   --     $200,000
   Cash surrender value of life insurance................    50,469      27,454
                                                            -------    --------
     Total...............................................   $50,469    $227,454
                                                            =======    ========

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

  For The Six-Month Period Ended December 31, 1998 and The Year Ended June 30,
                                      1998
Note 6--Office Furnishings and Equipment:

   Office furnishings and equipment is summarized as follows:

                                                         December 31, June 30,
                                                             1998       1998
                                                         ------------ ---------
   Office furnishings and equipment.....................  $ 859,424   $ 355,036
   Less: Accumulated depreciation.......................   (442,302)   (181,483)
                                                          ---------   ---------
     Total..............................................  $ 417,122   $ 173,553
                                                          =========   =========

   Depreciation expense amounted to $81,028 and $63,319 for the six-month period ended December 31, 1998 and the year ended June 30, 1998, respectively.

Note 7--Income Taxes:

   Income taxes are summarized as follows:

   Balance, July 1, 1997......................................... $   947,458
     Provision for income taxes..................................   4,903,444
     Income tax relating to cumulative effect of change in
      accounting for start-up costs..............................     (24,617)
                                                                  -----------
       Total.....................................................   5,826,285
     Less: Payments to parent company............................  (5,826,285)
                                                                  -----------
   Balance, June 30, 1998........................................         --
     Provision for income taxes..................................   3,235,606
     Less: Payments to parent company............................  (3,235,606)
                                                                  -----------
   Balance, December 31, 1998.................................... $       --
                                                                  ===========

   The income tax provision consisted of the following:

                                                         Six-month      Year
                                                        Period Ended   Ended
                                                        December 31,  June 30,
                                                            1998        1998
                                                        ------------ ----------
   Federal.............................................  $2,785,079  $4,220,686
   State...............................................     450,527     682,758
                                                         ----------  ----------
     Total provision for income taxes..................  $3,235,606  $4,903,444
                                                         ==========  ==========

Note 8--Related Party Transactions:

   Certain directors and officers of the Company are also directors and officers of certain real estate investment trusts ("REITs") and investment partnerships.

   The Company provides site selection and property acquisition services to the various related partnerships and CNL American Properties Fund, Inc. ("APF"), an unlisted REIT. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, the Company earned acquisition fees in the amount of $10,561,891 and $13,888,823, respectively.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

  For The Six-Month Period Ended December 31, 1998 and The Year Ended June 30,
                                      1998

Note 8--Related Party Transactions (continued):

   The Company also provides property management and advisory services to certain related partnerships and APF. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, the Company earned management and advisory fees in the amount of $1,522,951 and $2,278,569, respectively.

   The Company also provides development services to CNL Restaurant Services, Inc., a related company. For the six-month period ended December 31, 1998 and the year ended June 30, 1998 the Company earned development fees of $352,397 and $822,987, respectively.

   The Company also receives an origination fee from CNL Financial Services, Inc. ("CFS"), a majority-owned subsidiary of CNL Group, Inc. (See Note 1), for services rendered in connection with loans originated and serviced by CFS. In addition, the Company pays CFS for providing credit underwriting services on its behalf. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, the Company earned origination fees of $671,996 and $1,695,452, respectively, and paid expenses of $247,042 and $304,190, respectively, related to credit underwriting services.

   The Company also receives fees for negotiating secured equipment leases for APF. During the six-month period ended December 31, 1998 and the year ended June 30, 1998, the Company earned $57,861 and $326,425, respectively, for these services.

   The Company also provides marketing, investor services, administration, accounting, tax, compliance and property management services to the related partnerships, unlisted REITS and related companies for which it receives personnel reimbursement fees, in addition to the fees described above. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, such reimbursements amounted to $1,100,383 and $818,733, respectively.

   During the six-month period ended December 31, 1998 and the year ended June 30, 1998, certain affiliated entities provided accounting and administrative services to the Company. The Company incurred costs of $48,958 and $58,943, respectively, for such services.

   Account receivable--related parties represent amounts due from related partnerships, corporations and real estate investment trusts for services rendered, expenses paid on behalf of, and loans advanced to the various entities. Interest income earned on amounts advanced during the six-month period ended December 31, 1998 and the year ended June 30, 1998 amounted to $85,603 and $212,388, respectively.

   Notes Payable--See Note 11

   During the six-month period ended December 31, 1998, the Company transferred its investment in the common stock of APF to its parent company, CNL Group, Inc. for $200,000, which was its cost basis and approximated fair market value.

Note 9--Concentration of Credit Risk:

   Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash equivalents and accounts receivable.

                     CNL FUND ADVISORS, INC. AND SUBSIDIARY

  For The Six-Month Period Ended December 31, 1998 and The Year Ended June 30,
                                      1998

Note 9--Concentration on Risk (continued):

   The Company maintains cash balances at financial institutions and invests in unsecured money market funds. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1998, uninsured cash deposits and cash invested in money market funds totaled $610,963.

   Concentrations of credit risk with respect to accounts receivable relates to the Company's business activity being primarily within the real estate industry. The Company limits its credit risk by the dispersion of activity across many geographic areas throughout the United States.

Note 10--Profit Sharing Plan:

   The Company is included with its parent company's defined contribution profit sharing plan. This plan qualifies under Section 401(a) and 501(a) of the Internal Revenue Code of 1974 (ERISA) and is not subject to minimum funding requirements. The plan covers all eligible employees of the Company and its subsidiaries upon completion of one year of service. The plan provides for employee contributions under a salary reduction plan, section 401(k). The employees may elect to contribute from 1% to 15% of salary to a maximum under IRS regulations. The Company is required to match 50% of the employee contribution to a maximum of 3% of salary. For the six-month period ended December 31, 1998 and the year ended June 30, 1998, the Company's contribution, including administration costs, amounted to $42,801 and $54,208, respectively.

Note 11--Notes Payable--Related Party:

   The Company was allocated a portion of various notes of its parent company for the acquisition of certain office furniture and equipment used by the Company. The notes carry interest at prime plus one-quarter to one-half percent. The aggregate maturities of the allocated indebtedness to the Company's parent at December 31, 1998 is as follows:

   Year ending December 31,
     1999.............................................................. $117,919
     2000..............................................................  110,286
     2001..............................................................  103,034
     2002..............................................................   29,440
                                                                        --------
       Total........................................................... $360,679
                                                                        ========

   Interest expense amounted to $86,141 and $219,022 for the six-month period ended December 31, 1998 and the year ended June 30, 1998, respectively.

Note 12--Dividends:

   During the year ended June 30, 1998, the Company declared dividends to the Class A shareholders (parent company) of $8,431,566, of which $6,211,566 was paid, and dividends of $2,220,000 were declared by the Board of Directors for shareholders of record on June 29, 1998, payable prior to September 1, 1998.

   During the six-month period ended December 31, 1998, the Company declared and paid dividends of $2,126,525 to the Class A shareholders (parent company). The Company declared $119,808 in dividends to the Class B common shareholders of record on December 31, 1998, to be paid in 1999.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

  Condensed Consolidated Balance Sheets as of September 30, 1999 and
   December 31, 1998...................................................... F-53
  Condensed Consolidated Statements of Operations for the Nine Months
   Ended September 30, 1999 and 1998...................................... F-54
  Condensed Consolidated Statements of Comprehensive Income (Loss) for the
   Nine Month Periods Ended September 30, 1999 and 1998................... F-55
  Condensed Consolidated Statements of Stockholders' Equity for the Nine
   Months Ended September 30, 1999 and the Six Months Ended December 31,
   1998................................................................... F-56
  Condensed Consolidated Statements of Cash Flows for the Nine Months
   Ended September 30, 1999 and 1998...................................... F-57
  Notes to Condensed Consolidated Financial Statements for the Nine Months
   Ended September 30, 1999 and 1998...................................... F-58
  Report of Independent Certified Public Accountants...................... F-59
  Consolidated Balance Sheets--As of December 31, 1998 and June 30, 1997
   and 1998............................................................... F-60
  Consolidated Statements of Operations--For the Six-Month Period Ended
   December 31, 1998, the Years Ended June 30, 1997 and 1998 and the
   Period from inception (October 9, 1995) through June 30, 1996.......... F-61
  Consolidated Statements of Comprehensive Income (Loss) for the Six-Month
   Period Ended December 31, 1998, the Years Ended June 30, 1998 and 1997
   and the Period from Inception (October 9, 1995) through June 30, 1996.. F-62
  Consolidated Statements of Stockholders' Equity--For the Six-Month
   Period Ended December 31, 1998, the Years Ended June 30, 1997 and 1998
   and the Period from Inception (October 9, 1995) through June 30, 1996.. F-63
  Consolidated Statements of Cash Flows--For the Six-Month Period Ended
   December 31, 1998, the Years Ended June 30, 1997 and 1998 and the
   Period from Inception (October 9, 1995) through June 30, 1996.......... F-64
  Notes to Consolidated Financial Statements.............................. F-65

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       June 30,   December 31,
                                                         1999         1998
                                                     ------------ ------------
                       ASSETS
Cash and cash equivalents........................... $  1,767,517 $  2,526,078
Restricted cash.....................................    2,482,041      450,782
Due from related party..............................    1,125,933    1,043,527
Notes receivable....................................  290,522,671  211,280,226
Investment in available for sale securities.........    6,361,082    5,388,213
Other assets........................................    2,479,317    3,247,250
                                                     ------------ ------------
    Total assets.................................... $304,738,561 $223,936,076
                                                     ============ ============
        LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accounts payable and accrued expenses............... $  2,013,172 $  1,544,662
Notes payable.......................................  267,685,382  192,687,152
Notes payable to related parties....................   30,170,185   25,126,000
Due to related party................................          --       630,446
Income tax payable..................................      274,485          --
Other liabilities...................................          --         3,465
                                                     ------------ ------------
    Total liabilities...............................  300,143,224  219,991,725
                                                     ------------ ------------
Stockholders' Equity:
  Common stock--Class A, $1 par value; 10,000 shares
   authorized; 200, 200 and 100 shares issued and
   outstanding......................................          200          200
  Common stock--Class B, $1 par value; 5,000 shares
   authorized; 501 issued and outstanding...........          501          501
Additional paid-in capital..........................    3,937,096    3,937,096
Other accumulated comprehensive income (loss).......      159,702     (644,419)
Retained earnings...................................      497,838      650,973
                                                     ------------ ------------
    Total stockholders' equity......................    4,595,337    3,944,351
                                                     ------------ ------------
                                                     $304,738,561 $223,936,076
                                                     ============ ============

   The accompanying notes are an integral part of these condensed statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

            For The Six-months Ended June 30, 1999 and June 30, 1998

                                                       Six Months Ended June
                                                                30
                                                       ----------------------
                                                          1999        1998
                                                       ----------  ----------
Revenues:
  Interest income..................................... 11,539,080  12,051,754
  Other income........................................     11,511         --
                                                       ----------  ----------
    Total revenues.................................... 11,550,591  12,051,754
                                                       ----------  ----------
Expenses:
  Interest............................................ 10,294,499  10,489,339
  Management and advisory fees, related party.........  1,231,905   1,299,999
  General and administrative..........................    263,524     964,181
                                                       ----------  ----------
    Total expenses.................................... 11,789,928  12,753,519
                                                       ----------  ----------
Income (loss) before provision (benefit) for income
 taxes................................................   (239,337)   (701,765)
(Provision) benefit for income taxes..................     86,202     205,669
                                                       ----------  ----------
Net income (loss)..................................... $ (153,135)   (496,096)
                                                       ==========  ==========


   The accompanying notes are an integral part of these condensed statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

        CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

        For The Six-month Periods Ended June 30, 1999 and June 30, 1998

                                                           Six-month  Six-month
                                                            Period     Period
                                                             Ended      Ended
                                                           June 30,   June 30,
                                                             1999       1998
                                                           ---------  ---------
Net income (loss)......................................... $(153,135) $(496,096)
Other comprehensive income:
  Gain in market value from investment in available for
   sale securities, net of tax benefit ...................   804,121        --
                                                           ---------  ---------
Comprehensive income (loss)............................... $ 650,986  $(496,096)
                                                           =========  =========



   The accompanying notes are an integral part of these condensed statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

           CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

          For The Six-Months Ended December 31, 1998 and June 30, 1999

                          Class        Class
                            A            B                         Other
                          Number       Number       Additional  Accumulated  Retained
                            of    Par    of    Par   Paid-in   Comprehensive Earnings
                          Shares Value Shares Value  Capital   Income (Loss) (Deficit)    Total
                          ------ ----- ------ ----- ---------- ------------- ---------  ----------
BALANCE, June 30, 1998..   200   $200   --    $--   $3,887,497   $     --    $(163,344) $3,724,353
 Issuance of Class B
  common stock..........   --     --    501    501      49,599                     --       50,100
 Market revaluation on
  available for sale
  securities, net of tax
  benefit ..............   --     --    --     --          --     (644,419)        --     (644,419)
 Net income.............   --     --    --     --          --          --      814,317     814,317
                           ---   ----   ---   ----  ----------   ---------   ---------  ----------
BALANCE, December 31,
 1998...................   200    200   501    501  $3,937,096    (644,419)    650,973   3,944,351
Net income..............   --     --    --     --          --          --     (153,135)   (153,135)
Market revaluation on
 available for sale
 securities net of tax
 benefit ...............   --     --    --     --          --      804,121         --      804,121
                           ---   ----   ---   ----  ----------   ---------   ---------  ----------
BALANCE, June 30, 1999..   200   $200   501   $501  $3,937,096   $ 159,702   $ 497,838  $4,595,337
                           ===   ====   ===   ====  ==========   =========   =========  ==========


   The accompanying notes are an integral part of these condensed statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                     For The Six Months Ended June 30, 1999
                               and June 30, 1998

                                                    Six Months Ended June 30,
                                                    ---------------------------
                                                        1999          1998
                                                    ------------  -------------
Increase (decrease) in Cash and Cash equivalents:
  Net cash provided by (used in) operating
   activities.....................................  $(80,603,806) $(166,400,380)
                                                    ------------  -------------
Cash Flows from Investing Activities:
 Net loss in market value from investments in
  trading securities..............................           --             --
 Proceeds from retained interest and securities,
  excluding investment income.....................       182,607            --
                                                    ------------  -------------
  Net cash provided by investing activities.......       182,607            --
                                                    ------------  -------------
Cash Flows from Financing Activities:
 Proceeds from borrowing on notes payable.........    94,272,038    163,176,690
 (Repayments to) proceeds from borrowing on note
  payable to related party........................                   15,468,837
 Repayments on notes payable......................   (14,428,254)   (11,473,401)
 Increase in due to related party.................                    1,136,166
 Other............................................      (181,146)           --
 Payment of loan and swap costs...................           --        (779,245)
                                                    ------------  -------------
  Net cash (used in) provided by financing
   activities.....................................    79,662,638    167,529,047
                                                    ------------  -------------
Net Increase (Decrease) in Cash and Cash
 Equivalents......................................      (758,561)     1,128,667
Cash and Cash Equivalents, Beginning of Period....     2,526,078        680,091
                                                    ------------  -------------
Cash and Cash Equivalents, End of Period..........  $  1,767,517  $   1,808,758
                                                    ============  =============


   The accompanying notes are an integral part of these condensed statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    Six Months Ended June 30, 1999 and 1998

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the six months ended June 30, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the consolidated financial statements and notes thereto of CNL Financial Corporation and Subsidiaries as of December 31, 1998 and for the six months then ended.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of
CNL Financial Corporation:

   We have audited the accompanying consolidated balance sheets of CNL Financial Corporation (a Florida corporation) and subsidiaries as of December 31, 1998, and June 30, 1998 and 1997, and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 9, 1995) through June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Financial Corporation and subsidiaries as of December 31, 1998, and June 30, 1998 and 1997, and the results of their operations and their cash flows for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 9, 1995) through June 30, 1996, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Orlando, Florida,
March 24, 1999 (except with respect to the matters discussed in Note 11, as to which the date is September 1, 1999)

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                 December 31, 1998, and June 30, 1998 and 1997

                                        December 31,    June 30,      June 30,
                                            1998          1998          1997
                                        ------------  ------------  ------------
                ASSETS
Cash and cash equivalents.............  $  2,526,078  $  1,808,758  $    567,534
Restricted cash.......................       450,782    10,103,916     3,285,313
Due from related party (Note 6).......     1,043,527           --            --
Notes receivable (Notes 3 and 8)......   211,280,226   374,482,298   140,781,095
Loan and swap costs, less accumulated
 amortization of $1,123,682, $699,735
 and $60,122 at December 31, 1998, and
 June 30, 1998 and 1997,
 respectively.........................     3,094,733     3,905,133     1,425,802
Investment in available for sale
 securities (Notes 1 and 3)...........     5,388,213           --            --
Other assets (Note 2).................        72,190     1,298,434       251,803
Deferred tax assets, net (Note 5).....        80,327       185,258           --
                                        ------------  ------------  ------------
    Total assets......................  $223,936,076  $391,783,797  $146,311,547
                                        ============  ============  ============
 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accounts payable and accrued
 expenses.............................  $    581,213  $  1,836,818  $  1,122,160
Accrued interest (Note 4).............       963,449       993,564       593,876
Notes payable (Note 4)................   192,687,152   358,265,820   140,450,990
Notes payable to related parties
 (Notes 4 and 6)......................    25,126,000    24,290,775     3,854,641
Due to related party (Note 6).........       630,446     2,600,458       132,526
Income tax payable....................           --         72,009        20,583
Other liabilities.....................         3,465           --          5,000
                                        ------------  ------------  ------------
    Total liabilities.................   219,991,725   388,059,444   146,179,776
                                        ------------  ------------  ------------
Commitments (Note 9)
Stockholders' Equity (Note 7):
  Common stock--Class A, $1 par value;
   10,000 shares authorized; 200, 200
   and 100 shares issued and
   outstanding at December 31, 1998,
   and June 30, 1998 and 1997,
   respectively.......................           200           200           100
  Common stock--Class B, $1 par value;
   5,000 shares authorized; 501 issued
   and outstanding at December 31,
   1998...............................           501           --            --
Additional paid-in capital............     3,937,096     3,887,497           --
Other accumulated comprehensive loss..      (644,419)          --            --
Retained earnings (deficit)...........       650,973      (163,344)      131,671
                                        ------------  ------------  ------------
    Total stockholders' equity........     3,944,351     3,724,353       131,771
                                        ------------  ------------  ------------
                                        $223,936,076  $391,783,797  $146,311,547
                                        ============  ============  ============

   The accompanying notes are an integral part of these consolidated balance sheets.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

               For The Six-month Period Ended December 31, 1998,
                    The Years Ended June 30, 1998 and 1997,
     and The Period from Inception (October 9, 1995) through June 30, 1996

                                                                   Period from
                               Six-month                            Inception
                                Period                             (October 9,
                                 Ended    Year Ended   Year Ended 1995) through
                               December    June 30,     June 30,    June 30,
                               31, 1998      1998         1997        1996
                              ----------- -----------  ---------- -------------
Revenues:
  Interest income (Notes 3
   and 8).................... $10,187,384 $20,324,223  $3,346,226    $52,063
  Gain on securitization
   (Note 3)..................   3,694,351         --          --         --
  Other income, net..........     418,079         --          --         --
                              ----------- -----------  ----------    -------
    Total revenues...........  14,299,814  20,324,223   3,346,226     52,063
                              ----------- -----------  ----------    -------
Expenses:
  Interest and loan cost
   amortization and write-off
   (Note 4)..................  10,879,294  17,452,876   2,875,881     43,251
  Servicing and
   administrative fees,
   related party (Note 6)....     617,541   1,089,516     205,837      3,543
  Advisory fees, related
   party (Note 6)............     734,890   1,155,523         --         --
  General and
   administrative............         --       19,740      54,004        956
  Other amortization.........      85,086      17,891       8,641        --
  Professional services......     541,087     616,867       6,978        --
  Other expenses.............     133,864     361,249       5,130        --
                              ----------- -----------  ----------    -------
    Total expenses...........  12,991,762  20,713,662   3,156,471     47,750
                              ----------- -----------  ----------    -------
Income (loss) before
 provision (benefit) for
 income taxes................   1,308,052    (389,439)    189,755      4,313
Provision (benefit) for
 income taxes (Note 5).......     493,735     (94,504)     61,066      1,331
                              ----------- -----------  ----------    -------
Net income (loss)............ $   814,317 $  (294,935) $  128,689    $ 2,982
                              =========== ===========  ==========    =======


 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

               For The Six-month Period Ended December 31, 1998,
                    The Years Ended June 30, 1998 and 1997,
     and The Period From Inception (October 9, 1995) through June 30, 1996

                                                                   Period from
                                                                    Inception
                                  Six-month     Year       Year    (October 9,
                                 Period Ended   Ended     Ended   1995) through
                                 December 31, June 30,   June 30,   June 30,
                                     1998       1998       1997       1996
                                 ------------ ---------  -------- -------------
Net income (loss)...............   $814,317   $(294,935) $128,689    $2,982
Other comprehensive loss:
  Loss in market value from
   investment in available for
   sale securities, net of tax
   benefit of $388,804..........   (644,419)        --        --        --
                                   --------   ---------  --------    ------
Comprehensive income (loss).....   $169,898   $(294,935) $128,689    $2,982
                                   ========   =========  ========    ======



 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

               For The Six-month Period Ended December 31, 1998,
                    The Years Ended June 30, 1998 and 1997,
     and The Period from Inception (October 9, 1995) through June 30, 1996

                          Class        Class
                            A            B                         Other
                          Number       Number       Additional  Accumulated  Retained
                            of    Par    of    Par   Paid-in   Comprehensive Earnings
                          Shares Value Shares Value  Capital   Income (Loss) (Deficit)    Total
                          ------ ----- ------ ----- ---------- ------------- ---------  ----------
BALANCE, October 9,
 1995...................   --    $--    --    $--   $      --    $     --    $    --    $      --
 Issuance of Class A
  common stock..........   100    100   --     --          --          --         --           100
 Net income.............   --     --    --     --          --          --       2,982        2,982
                           ---   ----   ---   ----  ----------   ---------   --------   ----------
BALANCE, June 30, 1996..   100    100   --     --          --          --       2,982        3,082
 Net income.............   --     --    --     --          --          --     128,689      128,689
                           ---   ----   ---   ----  ----------   ---------   --------   ----------
BALANCE, June 30, 1997..   100    100   --     --          --          --     131,671      131,771
 Stock split............    80     80   --     --          --          --         (80)         --
 Issuance of Class A
  common stock, net of
  issuance costs........    20     20   --     --    3,887,497         --         --     3,887,517
 Net loss...............   --     --    --     --          --          --    (294,935)    (294,935)
                           ---   ----   ---   ----  ----------   ---------   --------   ----------
BALANCE, June 30, 1998..   200    200   --     --    3,887,497         --    (163,344)   3,724,353
 Issuance of Class B
  common stock..........   --     --    501    501      49,599                    --        50,100
 Market revaluation on
  available for sale
  securities, net of tax
  benefit of $388,804...   --     --    --     --          --     (644,419)       --      (644,419)
 Net income.............   --     --    --     --          --          --     814,317      814,317
                           ---   ----   ---   ----  ----------   ---------   --------   ----------
BALANCE, December 31,
 1998...................   200   $200   501   $501  $3,937,096   $(644,419)  $650,973   $3,944,351
                           ===   ====   ===   ====  ==========   =========   ========   ==========


 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

               For The Six-month Period Ended December 31, 1998,
                    The Years Ended June 30, 1998 and 1997,
     and The Period from Inception (October 9, 1995) through June 30, 1996

                                                                        Period from
                            Six-month                                    Inception
                          Period Ended                                  (October 9,
                          December 31,    Year Ended     Year Ended    1995) through
                              1998       June 30, 1998  June 30, 1997  June 30, 1996
                          -------------  -------------  -------------  -------------
Cash Flows from
 Operating Activities:
 Net income (loss)......  $     814,317  $    (294,935) $     128,689   $     2,982
                          -------------  -------------  -------------   -----------
 Adjustments to
  reconcile net cash
  (used in) provided by
  operating activities--
 Gain on
  securitization........     (3,356,538)           --             --            --
 Amortization of loan
  costs and write-offs
  included in interest
  expense...............      1,849,930        639,613         60,019           103
 Other amortization.....         85,086         17,891          8,263           284
 Provision for (benefit
  from) deferred taxes..        493,735       (185,258)           --            --
 Net cash proceeds from
  securitization of
  notes receivable......    265,871,668            --             --            --
 Investment in notes
  receivable............   (124,395,215)  (248,861,590)  (138,368,232)   (6,000,000)
 Collections on notes
  receivable............     18,290,592     15,707,935      4,216,313           --
 Decrease (increase) in
  restricted cash.......      9,653,134     (6,818,603)    (3,285,313)          --
 Decrease (increase) in
  other assets..........      1,141,158        (96,113)       (10,996)          --
 Increase in accrued
  interest income
  included in notes
  receivable............       (138,206)      (547,551)      (617,698)      (11,478)
 (Increase) decrease due
  from related party....     (1,043,527)     2,117,991         44,748       115,985
 (Decrease) increase in
  accounts payable,
  accrued expenses,
  other liabilities and
  income tax payable....     (1,324,149)       108,908         84,640         5,082
 Increase in accrued
  interest included in
  notes payable to
  related parties.......        835,225        414,196            --            --
 (Decrease) increase in
  accrued interest......        (30,115)       399,689        564,232        29,644
 Payment of note costs..            --             --         (73,483)          --
 Payment of organization
  costs.................            --         (45,517)       (60,754)       (3,179)
                          -------------  -------------  -------------   -----------
  Total adjustments.....    167,932,778   (237,148,409)  (137,438,261)   (5,863,559)
                          -------------  -------------  -------------   -----------
  Net cash provided by
   (used in) operating
   activities...........    168,747,095   (237,443,344)  (137,309,572)   (5,860,577)
                          -------------  -------------  -------------   -----------
Cash Flows from
 Investing Activities:
 Net loss in market
  value from investments
  in trading
  securities............        295,514            --             --            --
 Proceeds from retained
  interest and
  securities, excluding
  investment income.....        212,821            --             --            --
                          -------------  -------------  -------------   -----------
  Net cash provided by
   investing
   activities...........        508,335            --             --            --
                          -------------  -------------  -------------   -----------
Cash Flows from
 Financing Activities:
 Proceeds from borrowing
  on notes payable......    237,256,258    230,275,399    219,208,505     6,000,000
 (Repayments to)
  proceeds from
  borrowing on note
  payable to related
  party.................     (1,970,012)    20,021,938      3,800,000           --
 Repayments on notes
  payable...............   (402,834,926)   (12,460,567)   (84,757,515)          --
 Payment of loan and
  swap costs............     (1,039,530)    (3,134,657)      (544,861)        3,179
 Contributions from
  stockholders..........         50,100      3,887,517            --            100
 Proceeds from related
  party.................            --          94,938         28,275           --
                          -------------  -------------  -------------   -----------
  Net cash (used in)
   provided by financing
   activities...........   (168,538,110)   238,684,568    137,734,404     6,003,279
                          -------------  -------------  -------------   -----------
Net Increase in Cash and
 Cash Equivalents.......        717,320      1,241,224        424,832       142,702
Cash and Cash
 Equivalents, Beginning
 of Period..............      1,808,758        567,534        142,702           --
                          -------------  -------------  -------------   -----------
Cash and Cash
 Equivalents, End of
 Period.................  $   2,526,078  $   1,808,758  $     567,534   $   142,702
                          =============  =============  =============   ===========
Supplemental Disclosures
 of Cash Flow
 Information:
 Cash paid for
  interest..............  $  (8,543,157) $ (15,881,209) $  (2,069,137)  $   (13,218)
 Cash paid for income
  taxes.................  $     (68,545) $     (39,327) $     (41,814)  $       --
 Summary of
  securitization
  proceeds--
 Gross proceeds from
  securitization,
  including retained
  interest and
  securities............  $ 282,715,925  $         --   $         --    $       --
 Swap breakage cost.....     (3,455,471)           --             --            --
 Securitization
  transaction costs.....     (5,905,162)           --             --            --
 Investment in retained
  interest and
  securities............     (6,929,772)           --             --            --
 Bond interest paid.....       (553,852)           --             --            --
                          -------------  -------------  -------------   -----------
  Net cash proceeds from
   securitization of
   notes receivable.....  $ 265,871,668  $         --   $         --    $       --
                          =============  =============  =============   ===========

 The accompanying notes are an integral part of these consolidated statements.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

1. Significant Accounting Policies:

 Organization and Nature of Business

   CNL Lending Corporation, a Florida C corporation, was organized on October 9, 1995, and on December 15, 1995, its name was changed to CNL Financial Corporation (CFC or the Company). CFC owns, directly or indirectly, 100 percent of the common stock, membership units or partnership interests of CNL Financial I, Inc. (Fin I), CNL Financial II, Inc. (Fin II), CNL Financial III, LLC (Fin
III), CNL Financial III, SPC, Inc., CNL Funding Corporation, CNL Financial LP Holding Corp. (the Holding Corporation), CNL Financial LP GP Holding Corporation, CNL Financial IV, Inc., CNL Financial IV, LP (Fin IV), CNL Financial V, Inc. and CNL Financial V, LP (Fin V) (collectively, the Subsidiaries).

   CFC, through the Subsidiaries, is primarily engaged in making loans to restaurant franchisors and franchisees operating in national and regional fast-food, family-style and casual dining restaurant chains.

   During the year ended June 30, 1998, the Company sold 20 shares of Class A common stock for approximately $3,887,000, net of issuance costs of $112,484, to Five Arrows Realty Securities LLC (Five Arrows).

   During the six-month period ended December 31, 1998, the Company sold 501 shares of Class B common stock for approximately $50,100 (see Note 7).

 Fiscal Year-end

   Subsequent to June 30, 1998, the Company changed its fiscal year-end from June 30 to December 31.

 Principles of Consolidation

   The consolidated financial statements include the accounts of CFC and its Subsidiaries. All significant intercompany amounts have been eliminated.

 Cash and Cash Equivalents

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks. Cash equivalents are stated at cost, which approximates market value.

   Cash accounts maintained on behalf of the Company in demand deposits at commercial banks may exceed federally insured levels; however, the Company has not experienced any losses in such accounts. The Company limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

 Restricted Cash

   Restricted cash consists of cash held in special trust accounts in the name of the Magenta Trustee and Variable Funding Capital Corporation. The funds on deposit consist primarily of principal and interest payments received from borrowers, as well as the required Magenta reserves (see Note 4). These funds may be invested in direct obligations of the U.S. Government, short-term commercial paper, money market mutual funds or other interest-bearing time deposits. Restricted cash is stated at cost, which approximates market value.

 Notes Receivable

   In accordance with Statement of Financial Accounting Standards (SFAS) No. 65, "Accounting for Certain Mortgage Banking Activities," notes receivable are recorded at the lower of cost or market, using the aggregate loan basis. The unpaid principal and accrued interest on the notes receivable, are included in notes receivable in the accompanying consolidated balance sheets.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


 Loan Costs

   Loan costs consist of costs to issue debt instruments such as attorney fees, trustee costs and arrangement fees. These costs related to notes payable and interest-rate swaps have been capitalized and are being amortized over the terms of the loan commitments using the straight-line method.

 Investments in Available for Sale Securities

   Investments in available for sale securities include an investment in an interest only strip and the Company's retained interest in the receivables that were securitized on August 14, 1998 (see Note 3). The securities are stated at fair market value in the accompanying consolidated balance sheets. Beginning October 1, 1998, the market valuation adjustment was included in the accompanying consolidated statement of comprehensive income (loss). Prior to October 1, 1998, these securities were considered investments in trading securities and the market value adjustments were included in the accompanying consolidated statement of operations.

 Stock Split

   A 1.8-for-one stock split was effected September 24, 1997, with the issuance of 80 common shares and the transfer of $80 from retained earnings to the common stock account. Par value remained $1 per share subsequent to the split.

 Interest-rate Swaps

   Derivatives are used to hedge interest rate exposures by modifying the interest rate characteristics of related balance sheet instruments. Derivatives used as hedges must be effective at reducing the risk associated with the exposure being hedged and must be designated as a hedge at the inception of the derivative contract. The Company has entered into interest-rate swap agreements (the Agreements) as a means of managing its interest-rate exposure. The Agreements are accounted for as hedge positions as of December 31, 1998, June 30, 1998 and 1997. The Agreements have the effect of converting certain draws on the Company's variable-rate notes payable to fixed-rate notes payable. Net amounts paid or received are reflected as adjustments to interest expense. As hedging does not take place prior to funding a loan, the possibility of canceling a contract is remote. If a contract is canceled prior to its termination date, the cumulative change in the market value of such derivatives is recorded as an adjustment to the carrying value of the underlying liability and is recognized in net interest expense over the expected remaining life of the related liability. In instances where the underlying instrument is sold or extinguished, the fair value of the associated derivative is recognized immediately in the component of earnings relating to the underlying instrument. The fair values are the estimated amounts that the Company would receive or pay to terminate the Agreements at the reporting date, taking into account current interest rates and the current creditworthiness of the counterparties. At December 31, 1998, June 30, 1998 and 1997, the Company estimates it would have paid approximately $6,999,000, $8,826,155 and $1,280,375, respectively, to terminate the Agreements.

 Revenue Recognition

   The Company recognizes interest income using the effective interest method.

 Income Taxes

   The Company accounts for income taxes using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's consolidated financial statements and tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

 New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS
133), which will require the Company to recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. SFAS 133 is effective for all fiscal years beginning after June 15, 2000. SFAS 133 should not be applied retroactively to consolidated financial statements of prior periods. As of December 31, 1998, the Company has not yet determined the impact of the implementation of this standard.

   In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained After the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise" (SFAS 134), which allows the Company to account for its interests in retained securities as available for sale in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The Company elected early adoption of SFAS 134, effective October 1, 1998. If the Company had not elected to early adopt, SFAS 134 would have been effective the first quarter beginning after December 15, 1998. Accordingly, the Company changed the classification of its interest in retained securities from trading to available for sale securities. Prior to October 1, 1998, the Company accounted for its interest in retained securities as trading securities, with gains and losses from market value adjustments recognized in the consolidated statements of operations. For the period from August 14, 1998, to October 1, 1998, the Company recorded a net loss from market valuation adjustments of which the initial gain of $337,813 is included in gain on securitization and a loss of $633,327 is included in other income, net, in the accompanying consolidated statements of operations. For the period from October 1, 1998, to December 31, 1998, the Company recorded a net loss from market valuation adjustments of $1,033,223 ($644,419, net of tax benefit) and it is included, net of tax benefit, in the accompanying consolidated statements of stockholders' equity.

 Use of Estimates

   The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Reclassifications

   Certain prior-year amounts have been reclassified to conform with the current-year presentation.

2. Other Assets:

   Other assets consisted of the following:

                                                  December  June 30,   June 30,
                                                  31, 1998    1998       1997
                                                  -------- ----------  --------
   Securitization costs.......................... $   --   $  935,626  $    --
   Organizational costs..........................     --      109,209    76,427
   Prepaid expenses..............................     --      119,929       --
   Other.........................................  72,190     157,838   181,653
                                                  -------  ----------  --------
                                                   72,190   1,322,602   258,080
   Less--Accumulated amortization................     --      (24,168)   (6,277)
                                                  -------  ----------  --------
                                                  $72,190  $1,298,434  $251,803
                                                  =======  ==========  ========

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

   As of June 30, 1998, securitization costs consisted of costs incurred related to the securitization, such as attorney and accounting fees (see Note
3). These costs were expensed during the six-month period ended December 31, 1998, when the securitization occurred and have been included net of the gain on securitization in the accompanying consolidated statements of operations.

   Organizational costs consisted of costs incurred in the formation of the Company, including legal and accounting fees. These costs were being amortized over five years using the straight-line method. The Company early adopted the Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," during the six-month period ended December 31, 1998, and wrote off all organization costs. These costs, which were $85,041, are included in other expense in the accompanying consolidated statements of operations.

3. Notes Receivable:

   Notes receivable consisted of the following:

                                         December 31,   June 30,     June 30,
                                             1998         1998         1997
                                         ------------ ------------ ------------
   Outstanding principal................ $209,965,294 $373,305,571 $140,151,919
   Accrued interest income..............    1,314,932    1,176,727      629,176
                                         ------------ ------------ ------------
                                         $211,280,226 $374,482,298 $140,781,095
                                         ============ ============ ============

   During the six-month period ended December 31, 1998, and the years ended June 30, 1998 and 1997, the Company funded $108,300,451, $218,940,681, and
$125,123,451 in new loans, respectively. During the six-month period ended December 31, 1998, and the years ended June 30, 1998 and 1997, the Company also funded construction draws of $16,094,764, $29,920,909 and $13,244,781, respectively.

   The amortization periods of the notes receivable range from four to 20 years. The variable-rate notes receivable, which totaled $21,628,776 at December 31, 1998, had interest rates ranging from 8.25 percent to 8.90 percent. The fixed-rate notes receivable, which totaled $184,391,311 at December 31, 1998, had interest rates ranging from 7.17 percent to 10.89 percent. The construction notes receivable totaled $3,945,207 at December 31, 1998, with interest rates ranging from 7.87 percent to 10.25 percent.

   The following is a schedule of the annual maturities of the Company's outstanding notes receivable for each of the next five years and thereafter:

     Fiscal Year                                                       Amount
     -----------                                                    ------------
     1999.......................................................... $  6,861,338
     2000..........................................................    7,591,746
     2001..........................................................    8,338,424
     2002..........................................................    9,863,448
     2003..........................................................   10,620,029
     Thereafter....................................................  166,690,309
                                                                    ------------
                                                                    $209,965,294
                                                                    ============

   The notes receivable are secured by fee simple and/or leasehold interests in real estate and/or restaurant equipment and business enterprise value.

   The fair value of the notes receivable is estimated based on one of the following methods: (i) quoted market prices, (ii) current rates for similar issues, or (iii) present value of the expected cash flows. At December 31, 1998, the Company estimates that the fair value is $214,113,218.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


   On August 14, 1998, the Company securitized some of its notes receivable with a carrying value of approximately $269,445,000. In accordance with SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," the Company accounted for the securitization as a sale; however, for tax purposes, the securitization was accounted for as a financing transaction. The securitization involved notes receivable held by Fin I, Fin III and Fin IV. Gross cash proceeds of $275,786,153 were allocated among these entities based upon the net book value of the notes receivable that were securitized. As a result of the securitization, the Company retired $265,164,843 in notes payable held by Fin I, Fin III and Fin IV. The Company retained certain securities and interests from the securitization with an allocated cost basis of $6,929,772 and estimated fair value of approximately $7,267,585 as of August 14, 1998. Accordingly, upon the sale, the notes receivable were removed from the balance sheet and a gain from the sale was recognized for the difference between the carrying value of the notes receivable and the net proceeds, including the Company's retained interest and securities. The Company recorded a gain, net of the securitization costs, from the securitization and the initial market value adjustment of the retained securities and interests of approximately $3,694,000.

   Concurrent with the securitization, the servicing rights related to the securitized notes receivable were granted to CFS. CFS receives 30 basis points annually in exchange for servicing the securitized notes receivable.

   The retained interests and securities held by the Company include: an Equity One interest, an Equity Two interest and an interest only strip (IO2). The Equity One interest is derived from the underlying fixed rate loans in the pool, while the Equity Two interest is derived from the underlying variable rate loans in the pool. The equity interests represent the residual cash flows after the waterfall of payments (all payments to bondholders, hedge counter parties, servicing and administration fees, and operating expenses) and have no coupon rate. The IO2 security represents the interest spread derived from the difference between the interest rates paid on the outstanding bonds versus the interest rates charged on the underlying variable rate loans in the securitized pool.

   At December 31, 1998, the Company used various assumptions relating to default, prepayment, and discount rates in valuing each of its investments. For the Equity One, Equity Two and IO2, the Company assumed a zero percent default rate. The prepayment assumptions for the Equity One interest was 5 percent annually, applied to the entire pool, net of estimated yield maintenance due to bondholders and any amounts due if prepayment is made during the lock-out period (typically, no prepayment is allowed during the first five years of the loans and a sliding scale is applied to determine penalties over the next five years). The prepayment assumption for the Equity Two interest was 5 percent and is applied each period to the entire pool after a 14-month lockout period. The prepayment assumption for the IO2 security was 100 percent, applied annually to the entire variable pool after a 14-month lockout period. The discount rate for both the Equity One and Equity Two interests was 40 percent. A 10.14 percent discount rate was applied to the IO2 security based upon the nature of the security and prepayment assumption. Management reviews the discount rates used in the market and by several investment bankers and believes the valuations and assumptions used provide a reasonable estimate of the fair value of the retained interests and securities as of December 31, 1998. As of December 31, 1998, the estimated fair market value of the Equity One, Equity Two and IO2 was $5,388,213, and is disclosed as investments in available for sale securities on the accompanying consolidated balance sheets.

4. Notes Payable:

   The carrying amounts of the Company's notes payable approximate fair value at December 31, 1998, and June 30, 1998 and 1997, since their interest rates approximate rates currently available to the Company for borrowings.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

   On September 25, 1997, the Company entered into a credit agreement (the Credit Agreement) with Five Arrows, a related party. As of December 31, 1998, and June 30, 1998, Five Arrows owned 10 percent of Class A common stock of the Company. As of December 31, 1998, Five Arrows owned 16.85 percent of Class B common stock of the Company. There was no Class B common stock issued or outstanding at June 30, 1998. The Credit Agreement provides that the Company is entitled to receive advances of up to $25,000,000 until September 24, 2003. The outstanding principal balance is due on September 24, 2003. The Credit Agreement is guaranteed by CFS, a related party (See Note 6). The outstanding balance under the Credit Agreement at December 31, 1998, and June 30, 1998, was $20,000,000, plus accrued interest of $659,257 and $55,233 included in notes payable to related parties in the accompanying consolidated balance sheets, respectively. The availability under the Credit Agreement at December 31, 1998, was $5,000,000. The Company incurred legal fees and closing costs of approximately $550,000 in connection with the Credit Agreement, which are classified as loan costs on the accompanying consolidated balance sheets. Advances under the Credit Agreement bear interest at 12 percent and are payable quarterly. The Credit Agreement contains restrictive covenants which, among other things, require the Company to maintain a minimum fixed-charge coverage ratio and debt to capital ratio before incurring additional indebtedness or paying dividends and distributions, as defined in the Credit Agreement. On April 22, 1996, Fin I entered into a Franchise Loan Warehousing Agreement (the Fin I Loan) with a bank, with limited guarantees by CNL Group, Inc., a related party (See Note 6). The agreement was amended on December 29, 1997. Pursuant to the terms of the Fin I Loan, Fin I is entitled to make loans to the owners of quick service, family style, casual dining or other lender-approved type of restaurant facility, operated by a franchisor or under a franchise agreement, and partially secured by (a) the underlying real property or a leasehold of real property, and (b) the furnishings, equipment and fixtures used in the restaurant facility, guaranties, and/or a collateral assignment of the related franchise agreement. The Fin I Loan provides that Fin I was entitled to receive advances of up to $150,000,000 until September 29, 1998. After September 29, 1998, Fin I is entitled to receive advances of up to $100,000,000 until November 12, 1999, with possible extensions, at the option of Fin I, through November 12, 2001. Principal repayments are based on the related notes receivable amortization schedule. The outstanding balance under the Fin I Loan at December 31, 1998, and June 30, 1998 and 1997, was $34,398,752, $88,019,396
and $39,215,472, respectively, and accrued interest, including interest-rate swap charges, was $213,794, $543,731 and $319,799, respectively. The availability on the Fin I Loan at December 31, 1998, was $65,601,248. Fin I incurred legal fees and closing costs of $311,996 in connection with the Fin I Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Loan costs increased by $93,455 during the year ended June 30, 1998, as a result of the renegotiations and loan amendment entered into during the year. Advances under the Fin I Loan bear interest at the average LIBOR rate plus 180 basis points (6.86 percent, 7.46 percent and 7.49 percent at December 31, 1998, and June 30, 1998 and 1997, respectively).

   On April 9, 1997, Fin III entered into a loan agreement (the Fin III Loan) with Magenta Capital Corporation (Magenta). The Fin III Loan was amended on March 27, 1998 (the Fin III Loan Amendment). Pursuant to the terms of the Fin III Loan, Fin III is entitled to obtain loans for making secured loans to restaurant franchisees or franchisors, acquiring property and equipment, which is to be leased to restaurant franchisees or franchisors, and carrying out certain other business activities. The Fin III Loan provides that Fin III is entitled to receive advances of up to $300,000,000 until April 9, 2002. On October 2, 1998, the Company reduced the availability on the Fin III Loan from $300,000,000 to $150,000,000 and suspended the use of the line. The Fin III Loan has no set repayment terms and the aggregate outstanding principal is due April 9, 2024. The outstanding balance under the Fin III Loan at December 31, 1998, and June 30, 1998 and 1997, was $0, $220,043,424 and $101,235,518,
respectively, and accrued interest, including interest-rate swap charges, was

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

$0, $367,771 and $274,077, respectively. The availability on the Fin III Loan at December 31, 1998, was $150,000,000. Fin III incurred legal fees and closing costs of $2,516,284 in connection with the Fin III Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Loan costs increased by $1,301,166 during the year ended June 30, 1998, as a result of the renegotiations and the Fin III Loan
Amendment entered into during the year. As a result of the reduction of the Fin III Loan, during the six-month period ended December 31, 1998, the Company wrote off approximately $939,000, one-half of the unamortized loan costs associated with the Fin III Loan, which is included in other expenses on the accompanying consolidated statement of operations.

   Advances under the Fin III Loan bear interest at the average rate on the commercial paper (5.63 percent, 5.76 percent and 5.88 percent at December 31, 1998, and June 30, 1998 and 1997, respectively) used by Magenta to fund the advances.

   The loans made by Magenta to Fin III are secured by certain of Fin III's assets currently existing and which may arise in the future. CNL Group, Inc., a related party, is also contingently liable under a performance guarantee in favor of Fin III and Magenta for the payment and performance of any and all obligations of CFS related to the Fin III Loan. The Fin III Loan Amendment requires a reserve of 10 percent of the commitment amount to be held by the Magenta Trustee (the Trustee). The total required reserve of $30 million was to be delivered to the Trustee through an initial contribution of $2 million at the closing of the original loan, with additional contributions of $1 million per month beginning June 30, 1997. The Fin III Loan Amendment required that $12 million in reserves be held at the end of March 1998, with additional contributions of $1 million per month continuing beginning April 31, 1998. Reserves in excess of the $2 million initial contribution can be used by the Trustee to fund borrowings. The required reserve at June 30, 1998, was $15 million with $10,046,288 included in restricted cash on the accompanying consolidated balance sheets. The remainder of the $15 million was used to fund loans during the year ended June 30, 1998. As the Company suspended the use of the Fin III Loan and there were no outstanding borrowings as of December 31, 1998, there was no required reserve amount.

   On April 6, 1998, Fin IV entered into a Franchise Loan and Wholesale Warehouse Mortgage Agreement (the Fin IV Loan) with a bank, with limited guarantees by CNL Group, Inc., a related party. Pursuant to the terms of the Fin IV Loan, Fin IV is entitled to make loans to quick service, family style, casual dining or other lender-approved type of restaurant facility and are secured by the underlying real property or leasehold of real property, furnishings, equipment and fixtures used in the restaurant facility, and guaranties and/or a collateral assignment of the related franchise agreement. The Fin IV Loan provides that Fin IV is entitled to receive advances of up to $100,000,000 for the first 180 days after the closing date of the Fin IV Loan, as well as each securitization transaction, and thereafter, $200,000,000 until April 5, 1999, with a possible extension through April 4, 2000, at the option of Fin IV. Fin IV, at its sole discretion, may increase the facility amount to $200,000,000 during the 180 days following each securitization transaction. The aggregate outstanding principal on the Fin IV Loan is due April 5, 1999. However, the Company has the option to extend the maturity date of the Fin IV Loan by 364 days via written request to the bank. At the expiration of each extension, the Company has the option of an additional 364-day extension via written request to the bank. The bank will continue to grant these extensions so long as the loan repayments are made in accordance with the notes receivable's principal amortization schedule. If any note receivable goes into default, the bank must be notified and the amount is payable to the bank upon demand. The Fin IV Loan has been extended through June 6, 1999, and the Company has been advised that the Fin IV Loan will be extended to the date of the merger with APF (see Note 10).

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


   The outstanding balance at December 31, 1998, and June 30, 1998, was $58,540,012 and $50,203,000, respectively, and accrued interest, including interest-rate swap charges, was $183,784 and $82,062, respectively. The availability on the Fin IV Loan at December 31, 1998, was $41,459,988.

   Fin IV incurred legal fees and closing costs of $1,034,618 in connection with the Fin IV Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Advances under the Fin IV Loan bear interest at the average rate on commercial paper (5.37 percent and 6.02 percent at December 31, 1998, and June 30, 1998, respectively) used by the bank to fund the advances.

   On September 18, 1998, Fin V entered into a Wholesale Mortgage Warehouse and Security Agreement (the Fin V Loan) with Prudential Securities Credit Corporation (Prudential), a Delaware Corporation with limited guarantees by CNL Group, Inc. and CNL Financial Services, Inc., both related parties. Pursuant to the terms of the Fin V Loan, Fin V is entitled to make loans to quick service, family style, casual dining or other lender-approved type of restaurant facility, and are secured by the underlying real property or leasehold of real property, furnishings, equipment and fixtures used in the restaurant facility, and guarantees and/or a collateral assignment of the related franchise agreement. The Fin V Loan provides that Fin V is entitled to receive advances of up to $300,000,000. The aggregate outstanding principal on the Fin V Loan is due September 17, 1999. However, the Company has the option to extend the maturity date of the Fin V Loan by 364 days via written request to Prudential. At the expiration of the extension, the Company has the option of an additional 364-day extension via written request to Prudential. Prudential will continue to grant these extensions so long as the loan repayments are made in accordance with the notes receivable's principal amortization schedule. If any note receivable goes into default, Prudential must be notified and the amount is payable to Prudential upon demand. The outstanding balance on the Fin V Loan at December 31, 1998, was $99,748,388, and accrued interest was $565,869 including interest rate swap charges. The availability on the Fin V Loan at December 31, 1998, was $200,251,612. Fin V incurred legal fees and closing costs of $978,060 in connection with the Fin V Loan, which are classified as loan costs on the accompanying consolidated balance sheets. Advances under the Fin V Loan bear interest at the rate of LIBOR plus .95 percent (6.01 percent at December 31, 1998).

   Interest expense for the Company for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 9, 1995) through June 30, 1996, was $10,879,294, $17,452,876,
$2,875,881 and $43,251, respectively, including $1,687,271, $639,613, $60,019 and $0, respectively, of loan and swap cost amortization. The weighted average interest rate on the Fin I Loan during the six-month period ended December 31, 1998, and the years ended June 30, 1998 and 1997, was 8.62 percent, 8.50 percent and 8.65 percent, respectively, including amortization of loan and swap costs and the swap interest charges. The weighted average interest rate on the Fin III Loan during the six-month period ended December 31, 1998, and the years ended June 30, 1998 and 1997, was 7.81 percent, 6.66 percent, and 7.23 percent, respectively, including amortization of loan and swap costs and the swap interest charges. The weighted average interest rate on the Fin IV Loan during the six-month period ended December 31, 1998, and the period from inception (March 23, 1998) through June 30, 1998, was 7.16 percent and 9.94 percent, respectively, including amortization of loan and swap costs and the swap interest charges.

   The weighted average interest rate on the Fin V Loan during the period from inception (September 15, 1998) through December 31, 1998, was 8.25 percent, including amortization of loan and swap costs and the swap interest charges.

   During the six-month period ended December 31, 1998, the Company entered into interest-rate swap agreements with three banking institutions to reduce the effect of changes in interest rates on its floating-rate

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996 debt. The agreements effectively change the Company's interest-rate exposure on certain floating-rate debt totaling approximately $155,405,000 to fixed rates ranging from 5.48 percent to 7.39 percent. The costs incurred to enter the interest-rate swap agreements are amortized over the period of the agreements, ranging from 10 to 20 years. The Company is exposed to credit loss in the event of non-performance by the other party to the interest-rate swap agreements; however, the Company does not anticipate non-performance by the counterparty.

   Maturities of the Company's outstanding indebtedness, assuming Fin IV and Fin V exercise their options to extend the maturity date of the respective loan agreements and the loan repayments are made in accordance with the notes receivable's principal amortization schedule, were as follows at December 31, 1998:

     Year Ending
     December 31,                                                      Amount
     ------------                                                   ------------
     1999.......................................................... $  6,631,589
     2000..........................................................    7,049,350
     2001..........................................................    7,740,269
     2002..........................................................    9,166,418
     2003..........................................................    9,861,244
     Thereafter....................................................  152,238,282
                                                                    ------------
                                                                    $192,687,152
                                                                    ============

5. Income Taxes:

   The provision (benefit) for income taxes consisted of the following for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 9, 1995) through June 30, 1996:

                                      December 31, June 30,   June 30, June 30,
                                          1998       1998       1997     1996
                                      ------------ ---------  -------- --------
   Current:
     Federal.........................   $    --    $  56,349  $54,986   $1,137
     State...........................        --       34,405    6,080      194
                                        --------   ---------  -------   ------
                                             --       90,754   61,066    1,331
                                        --------   ---------  -------   ------
   Deferred:
     Federal.........................    422,252    (172,267)     --       --
     State...........................     71,483     (12,991)     --       --
                                        --------   ---------  -------   ------
                                         493,735    (185,258)     --       --
                                        --------   ---------  -------   ------
       Total provision (benefit) for
        income taxes.................   $493,735   $ (94,504) $61,066   $1,331
                                        ========   =========  =======   ======

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


   A reconciliation of the Company's provision (benefit) for income taxes to the amount calculated at the U.S. Federal statutory rate is as follows:

                                     December 31, June 30,   June 30,  June 30,
                                         1998       1998       1997      1996
                                     ------------ ---------  --------  --------
   Computed income taxes at
    statutory rate.................    $444,738   $(132,407) $64,517    $1,466
   State and local tax effects, net
    of federal benefit.............      47,482      12,991    6,080       156
   Personal holding company tax....         --       24,490      --        --
   Other, net......................       1,515         422   (9,531)     (291)
                                       --------   ---------  -------    ------
     Provision (benefit) for income
      taxes........................    $493,735   $ (94,504) $61,066    $1,331
                                       ========   =========  =======    ======

   Deferred taxes consisted of the following:

                                               December 31, June 30,  June 30,
                                                   1998       1998      1997
                                               ------------ --------  --------
   Deferred tax assets:
     Net operating loss carryforward..........  $3,386,159  $    --    $ --
     Amortization costs, loan costs, legal
      fees and other..........................     358,586   233,860     --
                                                ----------  --------   -----
       Total deferred tax assets..............   3,744,745   233,860     --
                                                ----------  --------   -----
   Deferred tax liabilities:
     Net deferred gain from securitized notes
      receivable..............................   3,664,418       --      --
     Other....................................         --    (48,602)    --
                                                ----------  --------   -----
       Total deferred tax liabilities.........   3,664,418   (48,602)    --
                                                ----------  --------   -----
                                                $   80,327  $185,258   $ --
                                                ==========  ========   =====

   At December 31, 1998, the Company has federal tax loss carryforwards of $3,386,159, which expire in December 2018.

   The Internal Revenue Service has approved the change in the Company's fiscal year-end from June 30 to December 31.

6. Related-Party Transactions:

   One of the stockholders and officers of the Company, James M. Seneff, Jr., is a principal stockholder of CNL Group, Inc., the parent company of CNL Financial Services, Inc. (CFS) Another stockholder and officer of the Company, Robert A. Bourne, is the president of CNL Group, Inc., an officer and stockholder of CFS and the sole stockholder of CNL Restaurants II, Inc.

   The Company and its Subsidiaries have entered into servicing and administration agreements pursuant to which CFS is entitled to receive an annual fee of 50 basis points of the applicable notes receivable balance, as defined in each agreement, payable monthly, based on a 360-day year. The duties of CFS in the role of servicer and administrator, includes soliciting applications for the loan program, evaluating creditworthiness of applicants, servicing and collecting of principal and interest on the outstanding notes receivable balances, maintaining the accounting records and providing reports to parties of the loan agreements. The Company incurred $617,541, $1,089,516, $205,837 and $3,543 in servicing and administrative fees for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 9, 1995) through June 30, 1996, respectively.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


   On October 1, 1997, the Company entered into a management and advisory agreement, pursuant to which the Company pays for certain services rendered to the Company by CFS. Under the management and advisory agreement, and the subsequent amendment effective August 1998, the Company must pay CFS a management fee, advisory fee, arrangement fee, executive fee, guarantee fee and administration fee, as defined in the management and advisory agreement. The Company incurred $734,890 and $1,155,523 related to these fees for the six-month period ended December 31, 1998, and the year ended June 30, 1998, respectively. Of the amount incurred during the year ended June 30, 1998, $250,000 was capitalized into loan costs and is being amortized to expense over the life of the loan, and approximately $100,000 was accounted for as a reduction of capital related to the issuance of stock. Additionally, the agreement provides that CFS be eligible for a performance bonus. The performance bonus shall be determined at the discretion of the Company's Board of Directors. For the six-month period ended December 31, 1998, and the year ended June 30, 1998 and 1997, no bonuses were approved.

   At December 31, 1998, the Company recorded a net receivable of $796,510 from CNL Financial 98-1, LP, a related party through common ownership, resulting from the securitization of note receivables transaction. Additionally, the Company recorded a receivable of $238,577 from CNL Capital Corporation (CCC), another related party through common ownership. Other miscellaneous related party receivables at December 31, 1998, totaled $8,440.

   Application, commitment and origination fees collected by the Company from the borrowers are remitted to CFS on a monthly basis and are not shown on the Company's consolidated statements of operations. At December 31, 1998, and June 30, 1998 and 1997, the Company had recorded a liability to CFS of $624,762, $2,600,458 and $132,526, respectively, primarily related to application, commitment and origination fees collected by the Company on behalf of CFS and organization, management, administrative, arrangement and advisory fees due to CFS by the Company.

   The Company entered into three promissory note agreements during the year ended June 30, 1997, and three promissory note agreements during the year ended June 30, 1998 (collectively, CFS Related Party Notes) with CFS, under which the Company had borrowed $3,821,938, $3,821,938 and $3,800,000, as of December 31,
1998, and June 30, 1998 and 1997, respectively. No promissory note agreements were entered into during the six-month period ended December 31, 1998. The CFS Related Party Notes bear interest at 12 percent, are unsecured and are due upon demand. At December 31, 1998, and June 30, 1998 and 1997, accrued interest on the CFS Related Party Notes of $644,805, $413,604 and $54,641, respectively, was included in notes payable to related parties on the accompanying consolidated balance sheets.

   On January 16, 1997, Fin I loaned $7.4 million to Main Street California II, Inc., which is owned 100 percent by CNL Restaurants II, Inc., to purchase five TGI Friday's sites. The loan was subsequently modified on April 30, 1998. Payments were $77,968 per month, with an annual interest rate of 9.64 percent. The loan period was for 180 months and was secured by leasehold improvements and equipment. Interest earned from the related party was $83,329 and $709,533 for the six-month period ended December 31, 1998, and the year ended June 30, 1998, respectively. At June 30, 1998 and 1997, the outstanding balance on this loan of $7,071,565 and $7,326,991, respectively, was included in notes receivable on the accompanying consolidated balance sheets. On August 14, 1998, this loan was included in the Company's securitization (see Note 3). Accordingly, there was no outstanding balance on this loan as of December 31, 1998.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


7. Stockholders' Equity:

   On December 30, 1998, the Board of Directors of the Company approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Class A common stock (Class A) from 1,000 to 10,000 and authorized the creation of 5,000 shares of Class B common stock (Class B). On December 31, 1998, the Board of Directors authorized and approved the sale of 501 Class B shares. Class B shares have one-tenth the voting rights of Class A shares and receive one-tenth the dividends as Class A shares. Class B shares vest evenly over a four-year period, beginning at the date of issuance. The Company has the right to repurchase any such unvested shares at the initial purchase price, upon a stockholder's termination of employment with a related company. In the event of a change in control, the Class B stockholders will have substantially the same rights and privileges as the Class A stockholders.

8. Concentration of Credit Risk:

   The Company did not record any interest income from an individual obligor prior to the securitization (see Note 3), that represented more than 10 percent of the Company's total interest income for the period July 1, 1998, through August 14, 1998. The following schedule presents interest income by obligor subsequent to the securitization (see Note 3), each representing more than 10 percent of the Company's total interest income for the period August 15, 1998, through December 31, 1998:

     Obligor                                                            Amount
     -------                                                           --------
     WHG RE East, LLC and WHG RE South, LLC (both of which are
      subsidiaries or affiliates of Wisconsin Hospitality Group)...... $547,891

   The following schedule presents interest income by individual restaurant chain prior to the securitization (see Note 3), each representing more than 10 percent of the Company's total interest income for the period July 1, 1998, through August 14, 1998:

     Chain                                                              Amount
     -----                                                            ----------
     Applebee's...................................................... $1,094,060
     Burger King.....................................................  1,042,790
     TGI Friday's....................................................    899,560

   The following schedule presents interest income by individual restaurant chain subsequent to the securitization (see Note 3), each representing more than 10 percent of the Company's total interest income for the period August 15, 1998, through December 31, 1998:

     Chain                                                              Amount
     -----                                                            ----------
     Applebee's...................................................... $1,394,460
     TGI Friday's....................................................    766,528
     Taco Bell.......................................................    529,400

   The following schedule presents the notes receivable by obligor, each representing more than 10 percent of the Company's total notes receivable balances at December 31, 1998:

     Obligor                                                          Amount
     -------                                                        -----------
     WHG RE East, LLC and WHG RE South, LLC (both of which are
      subsidiaries or affiliates of Wisconsin Hospitality Group)... $32,042,193

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996


   The Company holds notes receivable with Wisconsin Hospitality Group (WHG), totaling $32,042,193. WHG owns and operates 19 Applebee's properties, principally located in the northern mid-west United States. Generally, principal payments are due monthly and are spread evenly over the loan's maturity. WHG's notes receivable range in maturity from 14 to 20 years. The interest rates on the notes receivable range from 8.13 percent to 8.37 percent. The Company does not participate in any expected residual profits of WHG. WHG's notes receivable are fully collateralized by each property's land and buildings.

   The following schedule presents the notes receivable by individual restaurant chain, each representing more than 10 percent of the Company's total notes receivable balances at December 31, 1998:

     Chain                                                             Amount
     -----                                                           -----------
     Applebee's..................................................... $72,968,646
     TGI Friday's...................................................  29,169,969
     Taco Bell......................................................  25,243,715
     Burger King....................................................  24,956,751

   Although the Company's properties are geographically diverse throughout the United States and the obligors operate a variety of restaurant concepts, default by an obligor contributing more than 10 percent of the Company's interest income or whose notes receivable balance represents more than 10 percent of the Company's total notes receivable could significantly impact the results of the Company. However, management believes the risk of such default is reduced due to the essential or important nature of these properties for the ongoing operations of the obligors.

9. Commitments:

   In the ordinary course of business, the Company has outstanding loan commitments to qualified borrowers that are not reflected in the accompanying consolidated financial statements. These commitments, if accepted by the potential borrower, obligate the Company to provide funding. The accepted and unfunded commitment totaled approximately $19,721,942 at December 31, 1998. In addition, the Company is committed to fund the outstanding loan commitments of CFS. The accepted and unfunded commitment related to CFS, totaled approximately $67,233,000 at December 31, 1998.

10. Subsequent Events:

   On March 11, 1999, the Board of Directors for CFS and CFC approved merger documents to sell all of the stock of CFS and CFC and its Subsidiaries to CNL American Properties Fund, Inc. (APF), a real estate investment trust, a related party through common ownership, in a stock transaction. Two of the significant stockholders of the Company are officers in APF. The Board of Directors of APF has approved the merger documents subject to certain contingencies. If the merger takes place, the valuation of some of the Company's assets, specifically, its deferred tax assets related to net operating loss carryforwards, may not be realizable.

   Subsequent to year-end, the Board of Directors of CFC extended CNL Capital Corp. a line of credit in an amount not to exceed $250,000. The line of credit was terminated on August 31, 1999.

   Subsequent to year-end, the Board of Directors of CFC extended to Century Capital Markets, LLC (CCM) a line of credit in an amount not to exceed $1,800,000. The line of credit was terminated on August 31, 1999.

                   CNL FINANCIAL CORPORATION AND SUBSIDIARIES

               For the Six-month Period Ended December 31, 1998,
                   The Year Ended June 30, 1998 and 1997, and
       the Period from Inception (October 9, 1995) through June 30, 1996

11. Events Subsequent To The Date of the Auditor's Report:

   On September 1, 1999, CFC and CFS completed their merger transaction with CNL American Properties Fund, Inc. (APF) and CFC and CFS were subsequently dissolved. In connection with the merger, the Fin I Loan, Fin III Loan and Fin IV Loan facilities were terminated and all of the outstanding debt and accrued interest related to the Credit Agreement with Five Arrows, a related party, was retired. As a result all of the related unamortized loan costs were written off and a termination fee of $2,075,000 was paid to Five Arrows Reality Securities, LLC.

   As of August 31, 1999, the Company recorded a lower of cost or market adjustment related to notes receivable of approximately $7,514,000 because of increases in interest rates and bond spread widening. As indicated in Note 1, the Company has entered into interest-rate swap agreements (the Agreements) as a means of managing its interest-rate exposure related to the Company's variable-rate notes payable. At August 31, 1999, the Company estimates it would have received $11,758,000 to terminate the Agreements. However, the increase in the fair value of the Agreements was not recorded by CFC because the Agreements are accounted for as hedge positions that have the effect of converting certain draws on the Company's variable-rate notes payable to fixed-rate notes payable.

                          CNL FINANCIAL SERVICES, INC.

                         INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets--as of September 30, 1999 and December 31,
 1998....................................................................  F-80

Condensed Statements of Operations for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-81

Condensed Statements of Stockholders' Equity for the Six Months Ended
 December 31, 1998 and the Nine Months Ended September 30, 1999..........  F-82

Condensed Statements of Cash Flows for the Nine Months Ended June 30,
 1999 and 1998...........................................................  F-83

Notes to Condensed Financial Statements for the Nine Months Ended
 September 30, 1999 and 1998.............................................  F-84

Report of Independent Certified Public Accountants.......................  F-85

Balance Sheets--As of December 31, 1998, June 30, 1997 and 1998..........  F-86

Statements of Operations--For the Six-month Period Ended December 31,
 1998, the years ended June 30, 1997 and 1998 and the Period from
 Inception (October 10, 1995 through June 30, 1996)......................  F-87

Statements of Stockholders' Equity--For the Six-month Period Ended
 December 31, 1998, the years ended June 30, 1997 and 1998 and the Period from Inception (October 10, 1995 through June 30, 1996).................  F-88

Statements of Cash Flows--For the Six-month Period Ended December 31,
 1998, the years ended June 30, 1997 and 1998 and the Period from
 Inception (October 10, 1995 through June 30, 1996)......................  F-89

Notes to Financial Statements--December 31, 1998, June 30, 1997 and
 1998....................................................................  F-90

                          CNL FINANCIAL SERVICES, INC.

                            CONDENSED BALANCE SHEETS

                                                         June 30,  December 31,
                                                           1999        1998
                                                        ---------- ------------
                        ASSETS
CASH AND CASH EQUIVALENTS.............................. $  639,036  $  962,573
DUE FROM RELATED PARTIES ..............................  5,417,084   5,215,244
OTHER ASSETS...........................................    313,486     316,454
                                                        ----------  ----------
                                                        $6,369,606  $6,494,271
                                                        ==========  ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Accounts payable and accrued expenses................ $  328,875  $  513,869
  Due to related parties ..............................    500,981     487,120
                                                        ----------  ----------
    Total liabilities..................................    829,856   1,000,989
                                                        ----------  ----------
STOCKHOLDERS' EQUITY:
  Common stock--Class A, $1 par value; 10,000 shares
   authorized, 2,000, issued and outstanding ..........      2,000       2,000
  Common stock--Class B, $1 par value; 5,000 shares
   authorized, 724 issued and outstanding .............        724         724
  Additional paid-in capital...........................  5,303,503   5,303,503
  Class B stock subscription receivable................        --      (20,570)
  Retained earnings....................................    233,523     207,625
                                                        ----------  ----------
    Total stockholders' equity.........................  5,539,750   5,493,282
                                                        ----------  ----------
                                                        $6,369,606  $6,494,271
                                                        ==========  ==========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                       CONDENSED STATEMENTS OF OPERATIONS

                   For The Six-Months Ended June 30, 1999 and
                                 June 30, 1998

                                                       Six Months Ended June
                                                                30
                                                       ----------------------
                                                          1999        1998
                                                       ----------  ----------
Revenues:
  Fees-related parties................................ $2,963,154  $2,161,894
  Interest and other income...........................    249,258     292,451
                                                       ----------  ----------
    Total revenues....................................  3,212,412   2,454,345
                                                       ----------  ----------
Expenses:
  General and administrative..........................  3,130,576   3,959,163
  Depreciation and amortization.......................     39,032      36,693
                                                       ----------  ----------
    Total expenses....................................  3,169,608   3,995,856
                                                       ----------  ----------
(Loss) Income before (Benefit) Provision for Income
 Taxes................................................     42,804  (1,541,511)
Benefit (Provision) for Income Taxes (Note 3).........    (16,906)    658,914
                                                       ----------  ----------
Net (Loss) Income..................................... $   25,898  $ (882,597)
                                                       ==========  ==========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                  CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For The Six Months Ended December 31, 1998
                     and The Six Months Ended June 30, 1999

                          Class A         Class B
                          Number  Class A Number  Class B Additional    Stock      Retained
                            of      Par     of      Par    Paid-in   Subscription (Deficit)/
                          Shares   Value  Shares   Value   Capital    Receivable   Earnings    Total
                          ------- ------- ------- ------- ---------- ------------ ---------- ----------
BALANCE, June 30, 1998..   2,000   2,000    --      --     5,231,827        --      644,375   5,878,202
 Issuance of common
  stock.................     --      --     724     724       71,676    (20,570)        --       51,830
 Net loss...............     --      --     --      --           --         --     (436,750)   (436,750)
                           -----  ------    ---    ----   ----------   --------    --------  ----------
BALANCE, December 31,
 1998...................   2,000   2,000    724     724   $5,303,503   $(20,570)   $207,625  $5,493,282
                           -----  ------    ---    ----   ----------   --------    --------  ----------
 Net loss...............     --      --     --      --           --         --       25,898      25,898
 Collection of stock
  subscription
  receivable............     --      --     --      --           --      20,570         --       20,570
                           -----  ------    ---    ----   ----------   --------    --------  ----------
BALANCE, June 30, 1999..   2,000  $2,000    724    $724   $5,303,503        --     $233,523  $5,539,750
                           =====  ======    ===    ====   ==========   ========    ========  ==========



        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                       CONDENSED STATEMENTS OF CASH FLOWS

            For the Six-months Ended June 30, 1999 and June 30, 1998

                                                           Six Months Ended
                                                                June 30
                                                         ----------------------
                                                           1999        1998
                                                         ---------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
    Net cash provided by (used in) operating
     activities......................................... $(318,426) $(2,107,470)
                                                         ---------  -----------
Cash Flows from Investing Activities:
  Collection of notes receivable........................       --       240,000
  Purchase of office furnishings and equipment..........   (20,873)    (198,974)
                                                         ---------  -----------
    Net cash provided by (used in) investing
     activities.........................................   (20,873)      41,026
                                                         ---------  -----------
Cash Flows from Financing Activities:
  Proceeds from issuance of common stock................    20,570          --
  Net (repayments) advances from related parties........    (4,808)     772,613
                                                         ---------  -----------
    Net cash provided by (used in) financing
     activities.........................................    15,762      772,613
                                                         ---------  -----------
Net Increase (Decrease) in Cash and Cash Equivalents....  (323,537)  (1,293,831)
Cash and Cash Equivalents, Beginning of Period..........   962,573    1,298,261
                                                         ---------  -----------
Cash and Cash Equivalents, End of Period................ $ 639,036  $     4,430
                                                         =========  ===========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

                    Six Months Ended June 30, 1999 and 1998

1. Basis of Presentation

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the six months ended June 30, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto of CNL Financial Services, Inc. as of December 31, 1998 and for the six months then ended.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
CNL Financial Services, Inc.:

   We have audited the accompanying balance sheets of CNL Financial Services, Inc. (a Florida corporation) as of December 31, 1998, and June 30, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CNL Financial Services, Inc. as of December 31, 1998, and June 30, 1998 and 1997, and the results of its operations and its cash flows for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Orlando, Florida,
March 24, 1999 (except with respect to the matters discussed in Note 8, as to which the date is September 1, 1999)

                          CNL FINANCIAL SERVICES, INC.

        BALANCE SHEETS -- December 31, 1998, and June 30, 1998 and 1997

                                            December 31,  June 30,   June 30,
                                                1998        1998       1997
                                            ------------ ---------- ----------
                  ASSETS
CASH AND CASH EQUIVALENTS..................  $  962,573  $    4,430 $  251,498
DUE FROM RELATED PARTIES (Note 2)..........   5,215,244   6,836,000  3,990,489
PREPAID EXPENSES...........................       7,246       8,304        --
OFFICE FURNISHINGS AND EQUIPMENT, net of
 accumulated depreciation of $123,897,
 $88,462 and $19,996 at December 31, 1998,
 and June 30, 1998 and 1997, respectively..     253,161     239,612     26,844
OTHER ASSETS...............................      56,047      56,047    265,105
                                             ----------  ---------- ----------
                                             $6,494,271  $7,144,393 $4,533,936
                                             ==========  ========== ==========
   LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Accounts payable and accrued expenses....  $  513,869  $  340,826 $   58,117
  Due to related parties (Note 2)..........     487,120     925,365  3,545,078
                                             ----------  ---------- ----------
    Total liabilities......................   1,000,989   1,266,191  3,603,195
                                             ----------  ---------- ----------
COMMITMENTS (Note 5)
STOCKHOLDERS' EQUITY (Note 6):
  Common stock--Class A, $1 par value;
   10,000 shares authorized, 2,000, 2,000
   and 1,800 issued and outstanding at
   December 31, 1998, and June 30, 1998 and
   1997, respectively......................       2,000       2,000      1,800
  Common stock--Class B, $1 par value;
   5,000 shares authorized, 724 issued and
   outstanding at December 31, 1998........         724         --         --
  Additional paid-in capital...............   5,303,503   5,231,827    541,614
  Class B stock subscription receivable....     (20,570)        --         --
  Retained earnings........................     207,625     644,375    387,327
                                             ----------  ---------- ----------
    Total stockholders' equity.............   5,493,282   5,878,202    930,741
                                             ----------  ---------- ----------
                                             $6,494,271  $7,144,393 $4,533,936
                                             ==========  ========== ==========

      The accompanying notes are an integral part of these balance sheets.

                          CNL FINANCIAL SERVICES, INC.

                            STATEMENTS OF OPERATIONS

               For The Six-Month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996

                                                                  Period From
                                                                   Inception
                             Six-month       Year        Year    (October 10,
                            Period Ended    Ended       Ended    1995) through
                            December 31,   June 30,    June 30,    June 30,
                                1998         1998        1997        1996
                            ------------  ----------  ---------- -------------
Fee Revenues (Note 2):
  Borrower fees............ $ 1,126,085   $3,055,200  $1,588,020   $     --
  Advisory fees, related
   party...................     734,890    1,505,523         --          --
  Servicing and
   administration fees,
   related party...........     896,958    1,089,515     205,837         --
  Underwriting fees,
   related party...........     247,042      307,190      10,500         --
  Miscellaneous fees,
   related party...........         --        17,457         --          --
                            -----------   ----------  ----------   ---------
    Total fee revenues.....   3,004,975    5,974,885   1,804,357         --
                            -----------   ----------  ----------   ---------
Expenses:
  Origination fees, related
   party (Note 2)..........     671,996    1,695,452         --          --
  Salaries.................   1,136,241    1,448,359     431,001      95,200
  General and
   administrative..........   2,202,266    3,014,760     602,554      93,659
                            -----------   ----------  ----------   ---------
    Total expenses.........   4,010,503    6,158,571   1,033,555     188,859
                            -----------   ----------  ----------   ---------
Operating (Loss) Income....  (1,005,528)    (183,686)    770,802    (188,859)
                            -----------   ----------  ----------   ---------
Interest Income (Note 2):
  Interest income..........      12,682       32,368         --          --
  Interest income, related
   party...................     270,946      576,192      54,641         --
                            -----------   ----------  ----------   ---------
    Total interest income..     283,628      608,560      54,641         --
                            -----------   ----------  ----------   ---------
(Loss) Income before
 (Benefit) Provision for
 Income Taxes..............    (721,900)     424,874     825,443    (188,859)
(Benefit) Provision for
 Income Taxes (Note 3).....    (285,150)     167,826     326,050     (76,793)
                            -----------   ----------  ----------   ---------
Net (Loss) Income.......... $  (436,750)  $  257,048  $  499,393   $(112,066)
                            ===========   ==========  ==========   =========

        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

               For The Six-month Period Ended December 31, 1998,
                    The Years Ended June 30, 1998 and 1997,
     and The Period from Inception (October 10, 1995) through June 30, 1996

                          Class A         Class B
                          Number  Class A Number  Class B Additional    Stock      Retained
                            of      Par     of      Par    Paid-in   Subscription (Deficit)/
                          Shares   Value  Shares   Value   Capital    Receivable   Earnings     Total
                          ------- ------- ------- ------- ---------- ------------ ----------  ----------
BALANCE, at inception
 (October 10, 1995).....     --   $  --     --     $ --   $      --    $    --    $     --    $      --
 Issuance of common
  stock.................   1,800   1,800    --       --      541,614        --          --       543,414
 Net loss...............     --      --     --       --          --         --     (112,066)    (112,066)
                           -----  ------    ---    -----  ----------   --------   ---------   ----------
BALANCE, June 30, 1996..   1,800   1,800    --       --      541,614        --     (112,066)     431,348
                           -----  ------    ---    -----  ----------   --------   ---------   ----------
 Net income.............     --      --     --       --          --         --      499,393      499,393
BALANCE, June 30, 1997..   1,800   1,800    --       --      541,614        --      387,327      930,741
Issuance of common
 stock, net of issuance
 costs..................     200     200    --       --    4,690,213        --          --     4,690,413
 Net income.............     --      --     --       --          --         --      257,048      257,048
                           -----  ------    ---    -----  ----------   --------   ---------   ----------
BALANCE, June 30, 1998..   2,000   2,000    --       --    5,231,827        --      644,375    5,878,202
 Issuance of common
  stock.................     --      --     724      724      71,676    (20,570)        --        51,830
 Net loss...............     --      --     --       --          --         --     (436,750)    (436,750)
                           -----  ------    ---    -----  ----------   --------   ---------   ----------
BALANCE, December 31,
 1998...................   2,000  $2,000    724    $ 724  $5,303,503   $(20,570)  $ 207,625   $5,493,282
                           =====  ======    ===    =====  ==========   ========   =========   ==========


        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                            STATEMENTS OF CASH FLOWS

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996

                                                                    Period from
                          Six-month                                  Inception
                            Period                               (October 10, 1995)
                            Ended      Year Ended   Year Ended        through
                         December 31,   June 30,     June 30,         June 30,
                             1998         1998         1997             1996
                         ------------  -----------  -----------  ------------------
Cash Flows from
 Operating Activities:
  Cash received from
   customers............ $ 4,804,987   $ 3,802,221  $ 1,685,914      $     --
  Other interest
   income...............     104,372       197,650       54,641            --
  Cash paid to employees
   and other operating
   cash payments........  (4,196,890)   (6,211,431)    (895,804)      (180,908)
  Income tax refunded
   (paid)...............     261,782      (493,876)      76,793            --
                         -----------   -----------  -----------      ---------
    Net cash provided by
     (used in) operating
     activities.........     974,251    (2,705,436)     921,544       (180,908)
                         -----------   -----------  -----------      ---------
Cash Flows from
 Investing Activities:
  Payment of
   organizational
   expenses.............         --            --           --        (361,506)
  Purchase of office
   furnishings and
   equipment............     (48,984)     (281,235)     (35,434)           --
                         -----------   -----------  -----------      ---------
    Net cash used in
     investing
     activities.........     (48,984)     (281,235)     (35,434)      (361,506)
                         -----------   -----------  -----------      ---------
Cash Flows from
 Financing Activities:
  Net (repayments)
   proceeds (to) from
   related party from
   borrowings for office
   furnishings and
   equipment............     (18,954)       15,592       29,512            --
  Proceeds from issuance
   of common stock......      51,830     4,690,413          --         543,414
  Net (repayments)
   advances from related
   parties..............         --     (1,944,466)   3,189,517            --
  Net repayments to
   related parties......         --        (21,936)  (3,854,641)           --
                         -----------   -----------  -----------      ---------
    Net cash provided by
     (used in) financing
     activities.........      32,876     2,739,603     (635,612)       543,414
                         -----------   -----------  -----------      ---------
Net Increase (Decrease)
 in Cash and Cash
 Equivalents............     958,143      (247,068)     250,498          1,000
Cash and Cash
 Equivalents, Beginning
 of Period..............       4,430       251,498        1,000            --
                         -----------   -----------  -----------      ---------
Cash and Cash
 Equivalents, End of
 Period................. $   962,573   $     4,430  $   251,498      $   1,000
                         ===========   ===========  ===========      =========
Reconciliation of Net
 (Loss) Income to Net
 Cash Provided By (Used
 In) Operating
 Activities:
 Net (loss) income...... $  (436,750)  $   257,048  $   499,393      $(112,066)
                         -----------   -----------  -----------      ---------
 Adjustments to
  reconcile net cash
  provided by (used in)
  operating activities-
  Amortization..........         --         25,105       72,301         24,100
  Depreciation..........      35,435        45,830        8,590            --
  Decrease (increase) in
   due from related
   parties..............   1,620,756    (2,583,575)     284,400        (94,198)
  Decrease (increase) in
   prepaid expenses.....       1,058        (8,304)         --             --
  Decrease in due to
   related parties......    (419,291)     (724,249)         --             --
  Increase in accounts
   payable and accrued
   expenses.............     173,043       282,709       56,860          1,256
                         -----------   -----------  -----------      ---------
    Total adjustments...   1,411,001    (2,962,484)     422,151        (68,842)
                         -----------   -----------  -----------      ---------
    Net cash provided by
     (used in) operating
     activities......... $   974,251   $(2,705,436) $   921,544      $(180,908)
                         ===========   ===========  ===========      =========

        The accompanying notes are an integral part of these statements.

                          CNL FINANCIAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996

1. Significant Accounting Policies:

 Organization and Nature of Business

   CNL Financial Services, Inc. (the Company), a Florida corporation, was organized on October 10, 1995. The Company is a majority-owned subsidiary of CNL Group, Inc. (the Parent). Operations began in March 1996.

   The Company is primarily engaged in soliciting applications for CNL Financial Corporation (CFC), an affiliate under common control, and subsidiaries' loan program, evaluating creditworthiness of applicants, servicing and collecting principal and interest on the outstanding notes receivable balances, maintaining the accounting records, and providing reports to parties of the loan agreements.

   During the year ended June 30, 1998, the Company sold 200 shares of Class A common stock for $1,000,000, net of issuance costs, to Five Arrows Realty Securities, LLC (Five Arrows). As part of this transaction, the Parent contributed an additional $3,690,413 to the Company.

   During the six-month period ended December 31, 1998, the Company sold 724 shares of Class B common stock for $72,400 (see Note 7).

 Fiscal Year-end

   Subsequent to June 30, 1998, the Company changed its fiscal year-end from June 30 to December 31.

 Cash and Cash Equivalents

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

 Office Furnishings and Equipment

   Office furnishings and equipment are stated at cost and are depreciated primarily using an accelerated method over their estimated useful lives of five to 10 years. Major renewals and betterments are capitalized; replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed as incurred. When office furnishings and equipment are sold or disposed of, the asset account and related accumulated depreciation account are relieved, and any resulting gain or loss is included in income.

 Stock Split

   A 1.8-for-1 stock split was effected September 24, 1997, with the issuance of 800 common shares and the transfer of $800 from additional paid-in capital to the common stock account. Par value remained $1 per share subsequent to the split. All references to number of shares, except authorized shares in the financial statements, have been adjusted to reflect the stock split on a retroactive basis.

 Revenue Recognition

   Fee revenues include fees earned for borrower, advisory, servicing and administration, underwriting and miscellaneous services. Borrower fees represent permanent and construction origination fees and commitment fees paid from borrowers. The Company recognizes fee revenues as the services are provided.

                          CNL FINANCIAL SERVICES, INC.

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996

 Income Taxes

   The Company's taxable income or loss is includable in its Parent's consolidated federal and state income tax returns. The Company accounts for income taxes as if it were filing tax returns on a stand-alone basis using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company considers all expected future events other than enactments of changes in the tax law or rates. Changes in tax laws or rates will be recognized in the future years in which they occur. Amounts payable or receivable related to income taxes are included in the due from or to related parties accounts. For the years ended December 31, 1998, and June 30, 1998 and 1997, deferred taxes were immaterial.

 Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Reclassifications

   Certain prior-year amounts have been reclassified to conform with the current-year presentation.

2. Related-Party Transactions:

   One of the principal shareholders of the Parent, James M. Seneff, Jr., is a stockholder and officer of CFC. Additionally, the president of the Parent and officer and stockholder of the Company, Robert A. Bourne, is a stockholder and officer of CFC.

 Fees

   A significant portion of all fee revenues of the Company is for services provided to CFC and its subsidiaries. In addition, on October 1, 1997, the Company and CFC entered into a management and advisory agreement, whereby CFC pays the Company advisory fees, as defined in the agreement. Additionally, the management and advisory agreement provides that the Company is eligible for a performance bonus, if approved, by the Board of Directors of CFC at its discretion. No such bonus was approved for the six-month period ended December 31, 1998, or the year ended June 30, 1998.

   On August 14, 1998, CFC securitized some of its notes receivable with a carrying value of approximately $269,445,000. Concurrent with the securitization, the servicing rights related to the securitized notes receivable were granted to the Company. CFS receives 30 basis points annually in exchange for servicing the securitized notes receivable. During the six-month period ended December 31, 1998, the Company earned servicing and administration fees related to the securitized notes receivable of approximately $279,000.

                          CNL FINANCIAL SERVICES, INC.

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996


 Due From Related Parties

   Due from related parties consisted of the following at:

                                              December 31,  June 30,   June 30,
                                                  1998        1998       1997
                                              ------------ ---------- ----------
   Fees receivable...........................  $  588,500  $2,360,458 $  135,848
   Advances receivable.......................   4,466,744   4,235,542  3,854,641
   Organization costs........................     160,000     240,000        --
                                               ----------  ---------- ----------
                                               $5,215,244  $6,836,000 $3,990,489
                                               ==========  ========== ==========

   The fees receivable are due from related parties for services provided by the Company as described above. Amounts due are unsecured and bear interest at 12 percent per annum. There are no defined payment terms.

   The advances receivable are due from CFC, are unsecured, bear interest at 12 percent per annum, and are due on demand. For the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996, the Company earned interest of $270,946, $576,192, $54,641 and $0, respectively, related to the fees receivable and advances.

   As of December 31, 1998, the organization costs receivable is due from CFC, is unsecured and noninterest-bearing, and is due in installments of $80,000 for each of the next two years.

 CNL Group, Inc. Loan Conversion Option

   The Parent has a line of credit with a bank under which the bank had the option to convert the line of credit to a subordinated debenture prior to November 12, 1998. On November 12, 1998, this option lapsed.

 Performance and Loan Guarantees

   The Company is contingently liable under a performance guarantee in favor of CFC and Five Arrows for the payment and performance of any and all obligations of the Company related to agreements, which it has entered into with CFC and Five Arrows. As of December 31, 1998, and June 30, 1998, CFC had $20,000,000 outstanding related to these agreements.

   The Parent is contingently liable under a Limited Recourse Agreement related to a $100 million Warehouse Agreement between CNL Financial I, Inc. (Fin I), a subsidiary of CFC, as borrower, and First Union National Bank of Florida, as lender. Under the terms of the Limited Recourse Agreement, the Parent is liable for amounts drawn on the Warehouse loan for the purpose of making mortgage loans if, and only if, the loan was not made in accordance with underwriting and servicing criteria set forth by the lender. Such underwriting services are performed by the Company. At December 31, 1998, and June 30, 1998, Fin I had $34,398,752 and $88,019,396 outstanding, respectively, related to this agreement.

   The Parent is also contingently liable under a performance guarantee in favor of CNL Financial III, LLC (Fin III), a subsidiary of CFC, and Magenta Capital Corporation, an unrelated third party, for the payment and performance of any and all obligations of the Company related to an agreement, which it has entered into with Fin III and Magenta Capital Corporation (Fin III Loan). Under the terms of the performance guarantee, the Parent is liable for amounts drawn on the Fin III Loan for the purpose of making loans if, and only if, the loan was not made in accordance with underwriting and servicing criteria set forth by the lender. Such underwriting services are performed by the Company. As of December 31, 1998, and June 30, 1998, Fin III had $0 and $220,043,424
outstanding, respectively, related to this agreement.

                          CNL FINANCIAL SERVICES, INC.

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996

   The Parent is also contingently liable under a performance guarantee in favor of CNL Financial IV, LP (Fin IV), a subsidiary of CFC, and Variable Funding Capital Corporation, an unrelated third party, for the payment and performance of any and all obligations of the Company related to an agreement which it has entered into with Fin IV and Variable Funding Capital Corporation (Fin IV Loan). Under the terms of the performance guarantee, the Parent is liable for amounts drawn on the Fin IV Loan for the purpose of making loans if, and only if, the loan was not made in accordance with underwriting and servicing criteria set forth by the lender. Such underwriting services are performed by the Company. As of December 31, 1998, and June 30, 1998, Fin IV had $58,540,012 and $50,203,000, respectively, outstanding related to this agreement.

   Additionally, the Parent is contingently liable under a performance guarantee in favor of CNL Financial V, LP (Fin V), a subsidiary of CFC, for the payment and performance of any and all obligations of the Company related to an agreement, which it has entered into with Fin V (Fin V Loan). Under the terms of the performance guarantee, the Parent is liable for amounts drawn on the Fin V Loan for the purpose of making loans if, and only if, the loan was not made in accordance with underwriting and servicing criteria set forth by the lender. Such underwriting services are performed by the Company. As of December 31, 1998, Fin V had $99,748,388 outstanding related to this agreement.

 Due to Related Parties

   During the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996, certain affiliated entities provided accounting and administrative services to the Company for which the Company incurred expenses of $721,634, $1,114,175, $210,628 and $19,017, respectively, which are included in general and administrative expense on the accompanying statement of operations. The amount due to related parties of $404,924, $824,215 and $3,499,975 at December 31, 1998, and June 30, 1998 and 1997, respectively, represents amounts due to the Parent or its subsidiaries for these services. Amounts due are unsecured and noninterest-bearing. There are no defined payment terms.

   Certain key employees of the Company are included in the Parent's nonqualified deferred compensation plan (the Deferred Plan). The Deferred Plan provides for employee contributions under a salary reduction plan. Upon termination of employment, the Company is liable for the employee contribution and earnings per the employees directed investments. To fund this future liability, the Parent has acquired life insurance contracts. The Parent anticipates that the death benefit and/or cash value will be available as the liability comes due, and will reimburse the Company for amounts paid to participants under the terms of the Deferred Plan. For the six-month period ended December 31, 1998, and the year ended June 30, 1998, the Company recorded a liability of $56,047 related to these agreements.

                          CNL FINANCIAL SERVICES, INC.

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996


   The Company was allocated a portion of the indebtedness of the Parent for the acquisition of certain office furniture and equipment used by the Company. The balances outstanding at December 31, 1998, and June 30, 1998 and 1997, were $26,149, $45,103 and $29,511, respectively, and are included in due to related parties in the accompanying balance sheets. The indebtedness bears interest at rates ranging between 8.0 percent and 8.25 percent, and is secured by the underlying office furnishings and equipment of the Company. The aggregate maturities of the allocated indebtedness to the Parent at December 31, 1998, were as follows:

      Year Ending
      December  31,                                                      Amount
      -------------                                                      -------
       1999............................................................. $ 9,526
       2000.............................................................   9,314
       2001.............................................................   5,094
       2002.............................................................   2,215
                                                                         -------
                                                                         $26,149
                                                                         =======

 Transactions with Related Party

   Effective July 1, 1997, the Company entered into an arrangement with CNL Fund Advisors, Inc. (CFA), a majority-owned subsidiary of CNL Group, Inc., which requires CFA to pay the Company for providing credit underwriting services on its behalf. Additionally, the Company is required to pay CFA an origination fee for services rendered in connection with all loans originated and serviced by the Company. The Company received income of $247,042 and $304,190 related to credit underwriting services included in fee revenue on the accompanying statements of operations, and incurred expenses of $671,996 and $1,695,452 related to origination fees for the six-month period ended December 31, 1998, and the year ended June 30, 1998, respectively.

3. Income Taxes:

   The (benefit) provision for income taxes consisted of the following components for the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996:

                                                                    Period From
                                                                     Inception
                                     Six-month     Year     Year   (October 10,
                                    Period Ended  Ended    Ended   1995) through
                                    December 31, June 30, June 30,   June 30,
                                        1998       1998     1997       1996
                                    ------------ -------- -------- -------------
   Current:
     Federal.......................  $(245,446)  $144,458 $280,651   $(66,406)
     State.........................    (39,704)    23,368   45,399    (10,387)
                                     ---------   -------- --------   --------
                                     $(285,150)  $167,826 $326,050   $(76,793)
                                     =========   ======== ========   ========

   The difference between the income tax calculated at the U.S. Federal statutory rates is primarily because of the inclusion of state income taxes, net of federal benefit.

   The Internal Revenue Service (IRS) has approved the change in the Company's fiscal year-end from June 30 to December 31.

                          CNL FINANCIAL SERVICES, INC.

               For the Six-month Period Ended December 31, 1998,
                  The Years Ended June 30, 1998 and 1997, and
       the Period from Inception (October 10, 1995) through June 30, 1996


4. Profit Sharing Plan:

   Employees of the Company are included in the Parent's defined contribution profit sharing plan (the Plan). The Plan is designed in accordance with the applicable sections of the Internal Revenue Code, and is not subject to minimum funding requirements. The Plan covers all eligible employees of the Company and its subsidiaries upon completion of one year of service. The Plan provides for employee contributions under a salary reduction plan, section 401(k). The employees may elect to contribute up to 15 percent of salary to a maximum under IRS regulations. The Company matches 50 percent of the first 6 percent of each employee's contribution up to a maximum of 3 percent of salary. For the six-month period ended December 31, 1998, the years ended June 30, 1998 and 1997, and the period from inception (October 10, 1995) through June 30, 1996, the Company's contribution, including administration costs, amounted to $10,441, $8,376, $3,076 and $2,236, respectively.

5. Commitments:

   The Company has outstanding loan commitments to qualified borrowers that are not reflected in the accompanying financial statements. These commitments, if accepted by the potential borrower, obligate the Company to provide funding. Upon closing of the loan commitments, the funding will be provided by CFC's subsidiaries. The unfunded commitment totaled approximately $67,233,000 at December 31, 1998.

6. Stockholders' Equity:

   On December 30, 1998, the Board of Directors of the Company (the Board) approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Class A common stock (Class A) from 1,000 shares to 10,000 shares and authorized 5,000 shares of Class B common stock (Class B). On December 31, 1998, the Board authorized and approved the sale of 724 Class B shares. Class B has one-tenth the voting rights of Class A and receives one-tenth the dividends as Class A. Class B vests evenly over a four-year period, beginning at the date of issuance. The Company has the right to repurchase any such unvested shares at the initial purchase price, upon a stockholder's termination from a related company. In the event of a change in control, the Class B stockholders will have substantially the same rights and privileges as the Class A stockholders.

7. Subsequent Events:

   On March 11, 1999, the Board of Directors for CFC and the Company approved merger documents to sell the stock of CFC and the Company to CNL American Properties Fund, Inc. (APF), a real estate investment trust, in a stock transaction. Two significant stockholders of CFC and one stockholder of the Parent are officers of APF. The Board of Directors of APF has approved the merger documents subject to certain contingencies.

   On February 23, 1999, the Board authorized the Company to guarantee the obligations of CNL Capital Corporation (CCC), a related party under common control, under a loan agreement between CCC and a bank, of up to $2,500,000. The guarantee was terminated on August 27, 1999.

8. Events Subsequent To The Date of the Auditor's Report:

   On September 1, 1999, CFC and CFS completed their merger transaction with CNL American Properties Fund, Inc. (APF) and CFC and CFS were subsequently dissolved.

                             CNL INCOME FUND, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..   F-97
Condensed Statements of Income for the Quarters and the Nine Months Ended
 September 30, 1999 and 1998.............................................   F-98
Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............   F-99
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-100
Notes to Condensed Financial Statements for the Quarters and the Nine
 Months Ended September 30, 1999 and 1998................................  F-101
Report of Independent Certified Public Accountants.......................  F-103
Balance Sheets as of December 31, 1998 and 1997..........................  F-104
Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-105
Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-106
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-107
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-108
Additional Financial Information Regarding Golden Corral.................  F-116

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,430,042 and
 $2,277,627 in 1999 and 1998, respectively..........   $7,421,773    $7,574,188
Investment in joint ventures........................      827,584       841,379
Cash and cash equivalents...........................      159,163       252,521
Receivables, less allowance for doubtful accounts of
 $30,168 in 1999....................................       11,163        30,959
Prepaid expenses....................................        8,594         5,463
Lease costs, less accumulated amortization of
 $26,250 and $24,375 in 1999 and 1998,
 respectively.......................................       23,750        25,625
Accrued rental income...............................       32,382        30,791
                                                       ----------    ----------
                                                       $8,484,409    $8,760,926
                                                       ==========    ==========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $   66,222    $      736
Escrowed real estate taxes payable..................        7,841         1,024
Distributions payable...............................      266,982       266,982
Due to related parties..............................       92,257       129,060
Rents paid in advance and deposits..................       32,150        36,105
                                                       ----------    ----------
  Total liabilities.................................      465,452       433,907
Commitments and Contingencies (Note 3)
Partners' capital...................................    8,018,957     8,327,019
                                                       ----------    ----------
                                                       $8,484,409    $8,760,926
                                                       ==========    ==========


           See accompanying notes to condensed financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                             Quarter Ended    Nine Months Ended
                                              September 30,     September 30,
                                            ----------------- -----------------
                                              1999     1998     1999     1998
                                            -------- -------- -------- --------
Revenues:
  Rental income from operating leases...... $248,638 $243,612 $730,797 $774,444
  Interest and other income................    1,422    6,597    6,625   19,053
                                            -------- -------- -------- --------
                                             250,060  250,209  737,422  793,497
                                            -------- -------- -------- --------
Expenses:
  General operating and administrative.....   21,792   20,145   60,872   65,647
  Professional services....................    4,996    2,404   16,198   15,006
  Real estate taxes........................      --     1,080    1,091    3,241
  State and other taxes....................      301      --     5,968    4,450
  Depreciation and amortization............   51,430   51,429  154,290  157,251
  Transaction costs........................   19,885      --    77,455      --
                                            -------- -------- -------- --------
                                              98,404   75,058  315,874  245,595
                                            -------- -------- -------- --------
Income Before Equity in Earnings of Joint
 Ventures and Gain on Sale of Land and
 Building..................................  151,656  175,151  421,548  547,902
Equity in Earnings of Joint Ventures.......   23,928   20,937   71,336   62,394
Gain on Sale of Land and Building..........      --       --       --   235,804
                                            -------- -------- -------- --------
Net Income................................. $175,584 $196,088 $492,884 $846,100
                                            ======== ======== ======== ========
Allocation of Net Income:
  General partners......................... $  1,756 $  1,961 $  4,929 $  7,118
  Limited partners.........................  173,828  194,127  487,955  838,982
                                            -------- -------- -------- --------
                                            $175,584 $196,088 $492,884 $846,100
                                            ======== ======== ======== ========
Net Income Per Limited Partner Unit........ $   5.79 $   6.47 $  16.27 $  27.97
                                            ======== ======== ======== ========
Weighted Average Number of Limited Partner
 Units Outstanding.........................   30,000   30,000   30,000   30,000
                                            ======== ======== ======== ========


           See accompanying notes to condensed financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $  330,430     $   321,759
  Net income....................................         4,929           8,671
                                                    ----------     -----------
                                                       335,359         330,430
                                                    ----------     -----------
Limited partners:
  Beginning balance.............................     7,996,589       8,707,291
  Net income....................................       487,955         992,766
  Distributions ($26.70 and $56.78 per limited
   partner unit, respectively)..................      (800,946)     (1,703,468)
                                                    ----------     -----------
                                                     7,683,598       7,996,589
                                                    ----------     -----------
    Total partners' capital.....................    $8,018,957     $ 8,327,019
                                                    ==========     ===========



           See accompanying notes to condensed financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                          1999        1998
                                                        ---------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities............ $ 707,588  $   799,653
                                                        ---------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land and building..............       --       661,300
  Decrease in restricted cash..........................       --       126,009
                                                        ---------  -----------
  Net cash provided by investing activities............       --       787,309
                                                        ---------  -----------
Cash Flows from Financing Activities:
  Proceeds from loan from corporate general partner....    21,000          --
  Repayment of loan from corporate general partner.....   (21,000)         --
  Distributions to limited partners....................  (800,946)  (1,485,725)
                                                        ---------  -----------
    Net cash used in financing activities..............  (800,946)  (1,485,725)
                                                        ---------  -----------
Net Increase (Decrease) in Cash and Cash Equivalents...   (93,358)     101,237
Cash and Cash Equivalents at Beginning of Period.......   252,521      184,130
                                                        ---------  -----------
Cash and Cash Equivalents at End of Period............. $ 159,163  $   285,367
                                                        =========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Deferred real estate disposition fee incurred and
   unpaid at end of period............................. $     --   $    20,400
  Distributions declared and unpaid at end of quarter.. $ 266,982  $   266,982
                                                        =========  ===========


           See accompanying notes to condensed financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a property management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the property management agreement between the Partnership and CFA remain unchanged and in effect.

3. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 578,880 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $11,384,042 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 22, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge

                           CNL INCOME FUND, LTD
assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases are required to file a consolidated and amended complaint by November 8, 1999. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

4. Subsequent Event:

   In October 1999, the Partnership entered into a promissory note with the corporate general partner for a loan in the amount of $101,000 in connection with the operations of the Partnership. The loan is uncollateralized, non-interest bearing and due on demand.

   In addition, in October 1999, the Partnership sold its property in Kent Island, Maryland to a third party for $875,000 and received net sales proceeds of approximately $820,500, resulting in a gain of $315,649 for financial reporting purposes. In connection with the sale, the Partnership also received $50,000 from the former tenant in consideration of the Partnership's releasing the tenant from its obligation under the terms of its lease. The Partnership intends to reinvest the net sales proceeds in an additional property.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund, Ltd. (a Florida Limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999, except for
 Note 10 for which the date is
 March 11, 1999 and Note 11 for
 which the date is June 3, 1999

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                              December 31,
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                         ASSETS
Land and buildings on operating leases, less accumulated
 depreciation...........................................  $7,574,188 $8,185,465
Investment in and due from joint ventures...............     841,379    919,476
Cash and cash equivalents...............................     252,521    184,130
Restricted cash.........................................         --     129,257
Receivables, less allowance for doubtful accounts of
 $3,092 in 1997.........................................      30,959     21,331
Prepaid expenses........................................       5,463      4,989
Lease costs, less accumulated amortization of $24,375
 and $21,875............................................      25,625     28,125
Accrued rental income...................................      30,791     27,305
                                                          ---------- ----------
                                                          $8,760,926 $9,500,078
                                                          ========== ==========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable........................................  $      736 $    2,595
Escrowed real estate taxes payable......................       1,024        734
Distributions payable...................................     266,982    316,221
Due to related parties..................................     129,060    115,741
Rents paid in advance and deposits......................      36,105     35,737
                                                          ---------- ----------
  Total liabilities.....................................     433,907    471,028
Partners' capital.......................................   8,327,019  9,029,050
                                                          ---------- ----------
                                                          $8,760,926 $9,500,078
                                                          ========== ==========


          See accompanying notes to consolidated financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              --------------------------------
                                                 1998       1997       1996
                                              ---------- ---------- ----------
Revenues:
  Rental income from operating leases........ $1,015,292 $1,038,443 $1,115,530
  Contingent rental income...................     22,193     22,205     56,409
  Interest and other income..................     21,087     22,210    101,293
                                              ---------- ---------- ----------
                                               1,058,572  1,082,858  1,273,232
                                              ---------- ---------- ----------
Expenses:
  General operating and administrative.......     87,080     86,780     92,462
  Professional services......................     17,110     12,772     13,262
  Real estate taxes..........................      3,969      3,929      4,009
  State and other taxes......................      4,450      5,138      5,260
  Depreciation and amortization..............    268,260    208,807    210,206
  Transaction costs..........................      7,322        --         --
                                              ---------- ---------- ----------
                                                 388,191    317,426    325,199
                                              ---------- ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures and Gain on Sale of Land and
 Buildings...................................    670,381    765,432    948,033
Equity in Earnings of Joint Ventures.........     95,252    250,142    116,076
Gain on Sale of Land and Buildings...........    235,804    233,183     19,000
                                              ---------- ---------- ----------
Net Income................................... $1,001,437 $1,248,757 $1,083,109
                                              ========== ========== ==========
Allocation of Net Income:
  General partners........................... $    8,671 $   11,577 $   10,641
  Limited partners...........................    992,766  1,237,180  1,072,468
                                              ---------- ---------- ----------
                                              $1,001,437 $1,248,757 $1,083,109
                                              ========== ========== ==========
Net Income Per Limited Partner Unit.......... $    33.09 $    41.24 $    35.75
                                              ========== ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................     30,000     30,000     30,000
                                              ========== ========== ==========


          See accompanying notes to consolidated financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................   $ 193,400    $106,141    $13,314,525  $(13,429,078)  $10,705,104 $(1,663,140) $ 9,226,952
 Distributions to
  limited partners
  ($42.16 per limited
  partner unit).........         --          --             --     (1,264,884)          --          --    (1,264,884)
 Net income.............         --       10,641            --            --      1,072,468         --     1,083,109
                           ---------    --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     193,400     116,782     13,314,525   (14,693,962)   11,777,572  (1,663,140)   9,045,177
 Distributions to
  limited partners
  ($42.16 per limited
  partner unit).........         --          --             --     (1,264,884)          --          --    (1,264,884)
 Net income.............         --       11,577            --            --      1,237,180         --     1,248,757
                           ---------    --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     193,400     128,359     13,314,525   (15,958,846)   13,014,752  (1,663,140)   9,029,050
 Distributions to
  limited partners
  ($44.45 per limited
  partner unit).........         --          --        (369,939)   (1,333,529)          --          --    (1,703,468)
 Net income.............         --        8,671            --            --        992,766         --     1,001,437
                           ---------    --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................   $ 193,400    $137,030    $12,944,586  $(17,292,375)  $14,007,518 $(1,663,140) $ 8,327,019
                           =========    ========    ===========  ============   =========== ===========  ===========



          See accompanying notes to consolidated financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants................  $1,030,115  $1,227,883  $1,096,290
 Distributions from joint ventures.........     113,770     152,019     133,296
 Cash paid for expenses....................    (131,054)    (84,642)   (106,546)
 Interest received.........................      20,958      21,556       9,648
                                             ----------  ----------  ----------
   Net cash provided by operating
    activities.............................   1,033,789   1,316,816   1,132,688
                                             ----------  ----------  ----------
 Cash Flows from Investing Activities:
  Proceeds from sale of land and
   buildings...............................     661,300     793,009      20,000
  Additions to land and building...........         --     (863,135)        --
  Return of capital from joint venture.....         --      472,373         --
  Investment in joint venture..............         --     (303,419)        --
  Decrease (increase) in restricted cash...     126,009    (126,009)        --
                                             ----------  ----------  ----------
   Net cash provided by (used in) investing
    activities.............................     787,309     (27,181)     20,000
                                             ----------  ----------  ----------
 Cash Flows from Financing Activities:
  Proceeds from loan from corporate
   general partner.........................         --      133,000      83,100
  Repayment of loan from corporate general
   partner.................................         --     (133,000)    (83,100)
  Distributions to limited partners........  (1,752,707) (1,264,884) (1,264,884)
                                             ----------  ----------  ----------
   Net cash used in financing activities...  (1,752,707) (1,264,884) (1,264,884)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................      68,391      24,751    (112,196)
Cash and Cash Equivalents at Beginning of
 Year......................................     184,130     159,379     271,575
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $  252,521  $  184,130  $  159,379
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income................................  $1,001,437  $1,248,757  $1,083,109
                                             ----------  ----------  ----------
 Adjustments to reconcile net income to net
  cash provided by operating activities:
 Depreciation..............................     206,181     206,307     207,706
 Amortization..............................      62,079       2,500       2,500
 Equity in earnings of joint ventures, net
  of distributions.........................      18,518     (98,123)     17,220
 Gain on sale of land and buildings........    (235,804)   (233,183)    (19,000)
 Decrease (increase) in receivables........      (6,380)    158,360    (151,105)
 Increase in prepaid expenses..............        (474)       (524)       (650)
 Decrease (increase) in accrued rental
  income...................................      (3,486)     (3,706)      1,234
 Increase (decrease) in accounts payable
  and accrued expenses.....................      (1,569)        673     (11,712)
 Increase (decrease) in due to related
  parties..................................      (7,081)     20,729      19,873
 Increase (decrease) in rents paid in
  advance and deposits.....................         368      15,026     (16,487)
                                             ----------  ----------  ----------
   Total adjustments.......................      32,352      68,059      49,579
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $1,033,789  $1,316,816  $1,132,688
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Investing
 and Financing Activities:
 Deferred real estate disposition fee
  incurred and unpaid at end of year.......  $   20,400  $      --   $      --
                                             ==========  ==========  ==========
 Distributions declared and unpaid at
  December 31..............................  $  266,982  $  316,221  $  316,221
                                             ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are generally leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using the operating method. Under the operating method, land and building leases are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

   Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease or events or changes in circumstances indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonable possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and the allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Sand Lake Road Joint Venture, Orange Avenue Joint Venture, and a property in Vancouver, Washington, held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Lease incentive costs and brokerage and legal fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases have been classified as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two or three successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 3,759,766  $ 3,999,700
   Buildings..........................................   6,092,049    6,358,678
                                                       -----------  -----------
                                                         9,851,815   10,358,378
   Less accumulated depreciation......................  (2,277,627)  (2,172,913)
                                                       -----------  -----------
                                                       $ 7,574,188  $ 8,185,465
                                                       ===========  ===========

   In August 1997, the Partnership sold its property in Casa Grande, Arizona, to a third party for $840,000 and received net sales proceeds of $793,009, resulting in a gain of $233,183 for financial reporting purposes. This property was originally acquired by the Partnership in December 1986 and had a cost of approximately $667,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $128,400 in excess of its original purchase price. In October 1997, the Partnership reinvested the majority of the net sales proceeds in a property located in Camp Hill, Pennsylvania.

   During the year ended December 31, 1998, the Partnership sold its property in Kissimmee, Florida for $680,000 and received net sales proceeds of $661,300 resulting in a gain of $235,804 for financial reporting purposes. This property was originally acquired by the Partnership in 1987 and had a cost of approximately $475,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold this property for approximately $185,900 in excess of its original purchase price. In connection with the sale, the Partnership incurred a deferred, subordinated, real estate disposition fee of $20,400 (See Note 8).

   Certain leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998 and 1997, the Partnership recognized $3,486 and $3,706, respectively, of such income. For the year ended December 31, 1996, rental payments received exceeded the rental income recognized on a straight-line basis by $1,234.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999.............................................................. $  894,752
   2000..............................................................    894,405
   2001..............................................................    870,528
   2002..............................................................    457,415
   2003..............................................................    456,511
   Thereafter........................................................  4,013,686
                                                                      ----------
                                                                      $7,587,297
                                                                      ==========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


4. Investment in Joint Ventures:

   In August 1997, Seventh Avenue Joint Venture, in which the Partnership owned a 50 percent interest, sold its property to its tenant for $950,000, and received net sales proceeds of $944,747, resulting in a gain to the joint venture of approximately $295,100 for financial reporting purposes. The property was originally acquired by Seventh Avenue Joint Venture in June 1986 and had a total cost of approximately $770,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $177,400 in excess of its original purchase price. During 1997, as a result of the sale of the property, the joint venture was dissolved in accordance with the joint venture agreement. As a result, the Partnership received approximately $472,400, representing its pro-rata share of the net sales proceeds received by the joint venture.

   In December 1997, the Partnership acquired a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 12.17% interest in this property.

   As of December 31, 1998, the Partnership had a 50 percent interest in the profits and losses of Orange Avenue Joint Venture and Sand Lake Road Joint Venture, and owned a 12.17% interest in a property in Vancouver, Washington, as tenants-in-common. These joint ventures, and the Partnership and affiliates, as tenants-in-common, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the property held as tenants-in-common with affiliates at December 31:

                                                            1998       1997
                                                         ---------- ----------
   Land and buildings on operating leases, less accumu-
    lated depreciation.................................  $3,261,368 $3,338,774
   Cash................................................       1,354      1,636
   Prepaid expenses....................................         219        --
   Accrued rental income...............................      23,087        --
   Liabilities.........................................       1,619      1,677
   Partners' capital...................................   3,284,409  3,338,733
   Revenues............................................     420,677    246,236
   Gain on sale of land and building...................         --     295,080
   Net income..........................................     340,503    500,285

   The Partnership recognized income totaling $95,252, $250,142 and $116,076 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

5. Restricted Cash:

   As of December 31, 1997, the remaining net sales proceeds of $126,009 from the sale of the property in Casa Grande, Arizona, plus accrued interest of $3,248, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property or use for other Partnership purposes. During 1998, the funds were returned to the Partnership and used to pay distributions to the limited partners.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


6. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital account balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1998, the Partnership declared distributions to the limited partners of $1,703,468, and during each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $1,264,884. Distributions for the year ended December 31, 1998, included $586,300 in a special distribution, as a result of the distribution of net sales proceeds from the sale of the property in Kissimmee, Florida. This special distribution was effectively a return of a portion of the limited partners' investment, although, in accordance with the Partnership agreement, $216,361 was applied toward the limited partners' 10% Preferred Return and the balance of $369,939 was treated as a return of capital for purposes of calculating the limited partners' 10% Preferred Return. As a result of the return of capital, and the returns of capital in prior years, the amount of the limited partners' invested capital contributions (which generally is the limited partners' capital contributions, less distributions from the sale of a property that are considered to be a return of capital) was decreased; therefore, the amount of the limited partners' invested capital contributions on which the 10% Preferred Return is calculated was lowered accordingly. As a result of the sale of the property during 1998, the Partnership's total revenue was reduced, while the majority of the Partnership's operating expenses remained fixed. Therefore, distributions of net cash flow were adjusted during the quarter ended June 30, 1998. No distributions have been made to the general partners to date.

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


7. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $1,001,437  $1,248,757  $1,083,109
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................     (87,967)   (104,279)   (108,995)
   Gain on sale of land and buildings for
    financial reporting purposes less than
    (in excess of) gain for tax reporting
    purposes...............................      58,632    (233,183)        --
   Equity in earnings of joint ventures for
    financial reporting purposes less than
    (in excess of) equity in earnings of
    joint ventures for tax reporting
    purposes...............................      49,058     (18,410)    (17,987)
   Capitalization of transaction costs for
    tax reporting purposes.................       7,322         --          --
   Accrued rental income...................      (3,486)     (3,706)      1,234
   Rents paid in advance...................         368      15,026     (16,487)
   Allowance for doubtful accounts.........      (3,091)      1,679    (120,724)
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $1,022,273  $  905,884  $  820,150
                                             ==========  ==========  ==========

8. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. James M. Seneff, Jr. is director, chairman of the board of directors and chief executive officer of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated property management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross operating revenues from joint ventures or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

will be incurred until such replacement property is sold and the net sales proceeds are distributed. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of the 10% Preferred Return on a cumulative basis, plus their adjusted capital contributions. For the year ended December 31, 1998, the Partnership incurred $20,400 in a deferred, subordinated real estate disposition fee as a result of the sale of a property (See Note 3). No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1997 and 1996.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $63,981, $57,679 and $67,685 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                1998     1997
                                                              -------- --------
   Due to CNL Fund Advisors, Inc. and its affiliates:
    Deferred, subordinated real estate disposition fee....... $ 87,150 $ 66,750
    Expenditures incurred on behalf of the Partnership.......   15,123   17,902
    Accounting and administrative services...................   26,787   31,089
                                                              -------- --------
                                                              $129,060 $115,741
                                                              ======== ========

   The deferred, subordinated real estate disposition fees are the result of the Partnership's sale of one property during 1998 and two properties in prior years. These fees will not be paid until after the limited partners have received their cumulative 10% Preferred Return, plus their adjusted capital contributions, as described above.

9. Concentration of Credit Risk:

   The following schedule presents total rental income from individual lessees, each representing more than ten percent of the Partnership's total rental income (including the Partnership's share of rental income from joint ventures and the property held as tenants-in-common with an affiliate), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Golden Corral Corporation........................ $452,653 $452,653 $452,653
   Wendy's International, Inc.......................      N/A  164,857  212,322
   Restaurant Management Services, Inc..............      N/A  128,737  129,633

   In addition, the following schedule presents total rental income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental income (including the Partnership's share of rental income from joint ventures and the property held as tenant-in-common with an affiliate), for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Golden Corral Family Steakhouse Restaurants..... $452,653 $452,653 $452,653
   Wendy's Old Fashioned Hamburger Restaurants.....  352,330  443,335  507,642
   Popeyes Famous Fried Chicken....................      N/A  128,737  129,633

                             CNL INCOME FUND, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

10. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,157,759 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $11,384,042 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

11. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 10 being adjusted to 578,880 shares.

            Additional Financial Information Regarding Golden Corral

   The attached combined statements of revenues and direct operating expenses and combined statements of cash flows (the "Golden Corral Restaurant Property Financial Statements") were prepared from financial information derived from the audited financials of Golden Corral Corporation, the lessee of five restaurant properties of the Income Fund ("Golden Corral"). The Golden Corral Restaurant Property Financial Statements depict the operating results and cash flows of the individual properties owned by the Income Fund and not the operations of Golden Corral. The audited financial statements of Golden Corral are not publicly available, and Golden Corral does not guarantee regarding the operating results of the restaurant properties. Golden Corral is able to consolidate the cash generated from the Income Fund's restaurant properties with the cash generated from other properties not owned by the Income Fund. As a result, cash generated from the Income Fund's restaurant properties may be used by Golden Corral to pay its obligations with respect to other properties in its portfolio and for normal working capital purposes. THEREFORE, THE CASH GENERATED FROM THE GOLDEN CORRAL RESTAURANT PROPERTIES OWNED BY THE INCOME FUND IS NOT NECESSARILY INDICATIVE OF GOLDEN CORRAL'S ABILITY TO PAY ITS LEASE OBLIGATIONS WITH RESPECT TO SUCH PROPERTIES.

                          Independent Auditors' Report

To the Board of Directors and Stockholders
Golden Corral Corporation and Subsidiaries
Raleigh, North Carolina

   We have audited the accompanying combined statements of revenues and direct operating expenses and cash flows of the five Golden Corral restaurants included in CNL Income Fund, Ltd. ("Five Golden Corral Restaurants") for the years ended December 30, 1998 and December 31, 1997. These statements are the responsibility of Golden Corral Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1, the accompanying financial statements were prepared solely to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the results of operations and cash flows of the Five Golden Corral Restaurants.

   In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined revenues and direct operating expenses and cash flows of the Five Golden Corral Restaurants for the years ended December 30, 1998 and December 31, 1997, in conformity with generally accepted accounting principles.

/s/ KPMG LLP
Raleigh, North Carolina
November 5, 1999

                         FIVE GOLDEN CORRAL RESTAURANTS

         COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

    For The Years Ended December 30, 1998 and December 31, 1997 and the

     Ten Periods Ended October 6, 1999 and October 7, 1998 (Unaudited)

                                  Ten Periods Ended
                                 --------------------
                                  October    October
                                  6, 1999    7, 1998      1998        1997
                                 ---------  ---------  ----------  ----------
                                     (Unaudited)
Revenues
  Net restaurant sales.......... $     --   $     --   $      --   $  336,612
                                 ---------  ---------
Direct Operating Expenses
  Cost of sales.................       --         --          --      143,912
  Labor and labor expense.......       --         --          --      105,447
  Manager controllables.........       --         --          --       63,274
  Non-controllables.............       --         --          --      121,767
  Bonus expense.................       --         --          --        2,568
                                 ---------  ---------  ----------  ----------
                                       --         --          --      436,968
                                 ---------  ---------  ----------  ----------
Net Loss From Open Units........       --         --          --     (100,356)
                                 =========  =========  ==========  ==========
Revenue (Expense) From Closed
 Units
  Sublease income...............    81,000    143,400     180,600      65,348
  Rental expense................  (268,305)  (275,432)   (357,077)   (307,156)
  Other.........................   (77,846)   (54,001)    (47,479)    (92,256)
                                 ---------  ---------  ----------  ----------
Net Loss From Closed Units......  (265,151)  (186,033)   (223,956)   (334,064)
                                 ---------  ---------  ----------  ----------
Net Loss........................ $(265,151) $(186,033) $ (223,956) $ (434,420)
                                 =========  =========  ==========  ==========



                See accompanying notes to financial statements.

                         FIVE GOLDEN CORRAL RESTAURANTS

                       COMBINED STATEMENTS OF CASH FLOWS

For The Years Ended December 30, 1998 and December 31, 1997 and the Ten Periods
           Ended October 6, 1999 and October 7, 1998 (Unaudited)

                                Ten Periods Ended
                         -------------------------------
                         October 6, 1999 October 7, 1998    1998       1997
                         --------------- --------------- ----------  ---------
                                   (Unaudited)
Cash Flows from
 Operating Activities
Net Loss................    $(265,151)      $(186,033)   $(223,956)  $(434,420)
Increase (Decrease) In
 Cash Due To Changes In
  Receivables...........          --              --            --      17,584
  Inventories...........          --              --            --      25,959
  Accounts payable......        1,252          (3,766)       (3,589)   (28,746)
  Accrued liabilities...      (37,512)         (6,802)       (1,676)    23,547
                            ---------       ---------    ----------  ---------
                             (301,411)       (196,601)     (229,221)  (396,076)
                            ---------       ---------    ----------  ---------
Cash Flows from
 Financing Activities
  Increase in amounts
   due to Golden Corral
   Corporation..........      301,411         196,601       229,221    379,236
                            ---------       ---------    ----------  ---------
                              301,411         196,601       229,221    379,236
                            ---------       ---------    ----------  ---------
Net Decrease in Cash....          --              --            --     (16,840)
Cash, Beginning.........          --              --            --      16,840
                            ---------       ---------    ----------  ---------
Cash, Ending............    $     --        $     --     $      --   $     --
                            =========       =========    ==========  =========



                See accompanying notes to financial statements.

                         FIVE GOLDEN CORRAL RESTAURANTS

NOTES TO COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES AND CASH
                                     FLOWS

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)

1. Basis of Presentation and Description of Business

   The Five Golden Corral Restaurants are parties to leasing arrangements for land and building leases with CNL Income Fund, Ltd. These restaurants are either operated by Golden Corral Corporation or a franchisee of Golden Corral Corporation and subsidiaries. When restaurants cease operations as Golden Corral restaurants, the units are subleased to other parties, if possible. The restaurant locations and status by year are:

                                                   1998            1997
                                                ---------- ---------------------
       Jasper, Alabama......................... Closed     Closed
       Kent Island, Maryland................... Closed     Closed March 26, 1997
       Eunice, Louisiana....................... Closed     Closed
       Virginia Beach, Virginia................ Closed     Closed March 26, 1997
       Salisbury, Maryland..................... Franchised Franchised

   The accompanying combined financial statements present the revenues and direct operating costs and the related cash flows of the Five Golden Corral Restaurants.

   The combined financial statements have been prepared to comply with the rules and regulations of the Securities and Exchange Commission for the inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if the Five Golden Corral Restaurants had operated as a stand-alone company. The Five Golden Corral Restaurants were not operated as a stand-alone business within Golden Corral Corporation and the presentation does not include the changes in reserves for estimated restaurant closing costs and certain indirect expenses of the Five Golden Corral Restaurants which were reported by Golden Corral Corporation. Therefore, the accompanying combined financial statements are not representative of the complete financial position, results of operations or cash flows of the Five Golden Corral Restaurants for the periods presented.

   The accompanying unaudited combined financial statements for the ten periods ended October 6, 1999 and October 7, 1998, do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. Operating results for the ten periods ended October 6, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999.

2. Summary of Significant Accounting Policies

   Use of Estimates--The combined statements of the Five Golden Corral Restaurants are presented on the accrual basis in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period, and of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

   Fiscal Year--The Restaurants use a thirteen four-week period, fifty-two/fifty-three week fiscal year with the year ending on the Wednesday closest to December 31. The years ended December 30, 1998 and December 31, 1997, included fifty-two weeks. The ten periods ended October 6, 1999 and October 7, 1998, included forty weeks.

                         FIVE GOLDEN CORRAL RESTAURANTS

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
             DIRECT OPERATING EXPENSES AND CASH FLOWS--(Continued)

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)


   Inventories--Inventories are valued at the lower of first-in, first-out cost or market.

   Income Taxes--Income taxes have not been provided in the financial statements as the Five Golden Corral Restaurants are part of Golden Corral Corporation and Subsidiaries and income taxes were not allocated to the individual restaurant level.

   Royalties--Earnings from royalty fees accrue based on a percentage of the franchisee's net sales. If future collectibility is deemed uncertain by management, royalty income is recorded as cash is received.

   Estimated Restaurant Closing Costs--Golden Corral Corporation provides for rent and other costs in excess of expected income from subleases by charging expense and establishing reserves for estimated restaurant closing costs and other costs. The accompanying combined financial statements include only the actual costs incurred and sublease income recognized by the closed restaurants. The reserves and changes in the reserves are reported by Golden Corral Corporation.

   Non-controllables--Non-controllables consist of expenses for land and building rent, equipment rent, advertising, general liability insurance, property taxes and licenses, and administrative services paid by the restaurant.

3. Lease Arrangements

   CNL Income Fund, Ltd. and the Five Golden Corral Restaurants are parties to various leasing arrangements for restaurant facilities. Leases for restaurant facilities are for terms of 15 years and generally provide for minimum rentals plus a percentage of sales in excess of stated amounts. The Five Golden Corral Restaurants are obligated for the cost of property taxes, insurance and maintenance.

   Lease Obligations--Minimum rental payments due under leases having terms in excess of one year at December 30, 1998 are as follows:

      1999......................................................... $   453,000
      2000.........................................................     453,000
      2001.........................................................     434,000
      2002.........................................................       6,000
                                                                    -----------
      Total minimum lease commitments.............................. $ 1,346,000
                                                                    ===========

   Expense--Rent expense for restaurant facilities is included in non-controllables or rental expense from closed units and is summarized below:

                                      Ten Periods Ended
                                    ---------------------
                                    October 6, October 7,
                                       1999       1998      1998      1997
                                    ---------- ---------- --------- ---------
                                         (Unaudited)
      Minimum rentals on operating
       leases......................  $268,000   $275,000  $ 357,000 $ 358,000
      Contingent rentals...........       --         --         --        --
                                     --------   --------  --------- ---------
                                     $268,000   $275,000  $ 357,000 $ 358,000
                                     ========   ========  ========= =========

                         FIVE GOLDEN CORRAL RESTAURANTS

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
             DIRECT OPERATING EXPENSES AND CASH FLOWS--(Continued)

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)


   Subleases--Future minimum payments to be received under leases accounted for as non-cancelable operating subleases for the ensuing years at December 30, 1998 are as follows:

      1999............................................................ $  79,000
      2000............................................................    79,000
      2001............................................................    79,000
      2002............................................................     5,000
                                                                       ---------
                                                                       $ 242,000
                                                                       =========

4. Related Party Transactions

   The following summarizes transactions with related parties:

                                               Ten Periods Ended
                                             ---------------------
                                             October 6, October 7,
                                                1999       1998    1998  1997
                                             ---------- ---------- ---- -------
                                                  (Unaudited)
      Amounts paid to Golden Corral
       Corporation and Subsidiaries for:
      Administrative services, included in
       non-controllables...................     $--        $--     $--  $16,842
                                                ====       ====    ==== =======
      Equipment rent, included in
       non-controllables...................     $--        $--     $--  $29,183
                                                ====       ====    ==== =======
      Workers' compensation insurance,
       included in labor and labor
       expense.............................     $--        $--     $--  $ 9,214
                                                ====       ====    ==== =======
      General liability insurance, included
       in
       non-controllables...................     $--        $--     $--  $ 5,700
                                                ====       ====    ==== =======
      Advertising, included in non-
       controllables.......................     $--        $--     $--  $ 4,750
                                                ====       ====    ==== =======

   Excess cash generated by the Five Golden Corral Restaurants is transferred to Golden Corral Corporation. Cash shortfalls by the Five Golden Corral Restaurants are funded by Golden Corral Corporation.

5. Subsequent Event

   The prime lease of the Kent Island, Maryland restaurant was terminated in October, 1999.

                            CNL INCOME FUND II, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-124

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-125

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-126

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-127

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-128

Report of Independent Certified Public Accountants.......................  F-130

Balance Sheets as of December 31, 1998 and 1997..........................  F-131

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-132

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-133

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-134

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-135

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building...........................................   $12,025,550  $12,835,304
Investment in joint ventures........................     4,324,638    4,353,427
Mortgage note receivable............................           --         6,872
Cash and cash equivalents...........................     1,514,111      889,891
Receivables, less allowance for doubtful accounts of
 $57,806 and $55,435, in 1999 and 1998,
 respectively.......................................        13,936      122,560
Prepaid expenses....................................         7,899        4,801
Lease costs, less accumulated amortization of
 $17,085 and $14,889, in 1999 and 1998,
 respectively.......................................         3,478        5,674
Accrued rental income...............................       191,126      174,382
                                                       -----------  -----------
                                                       $18,080,738  $18,392,911
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $   105,760  $     4,621
Escrowed real estate taxes payable..................         5,187        8,065
Distributions payable...............................       515,629      515,629
Due to related parties..............................        55,458      183,303
Rents paid in advance and deposits..................        32,976       40,412
                                                       -----------  -----------
    Total liabilities...............................       715,010      752,030

Commitment and Contingencies (Note 4)

Partners' capital...................................    17,365,728   17,640,881
                                                       -----------  -----------
                                                       $18,080,738  $18,392,911
                                                       ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended       Nine Months Ended
                                      September 30,         September 30,
                                     ------------------ ----------------------
                                       1999      1998      1999        1998
                                     --------  -------- ----------  ----------
Revenues:
  Rental income from operating
   leases........................... $434,173  $452,276 $1,291,816  $1,323,420
  Interest and other income.........   17,541    17,361     53,413      60,100
                                     --------  -------- ----------  ----------
                                      451,714   469,637  1,345,229   1,383,520
                                     --------  -------- ----------  ----------
Expenses:
  General operating and
   administrative...................   28,650    65,025     89,031     129,895
  Professional services.............   11,571     5,119     28,555      30,759
  State and other taxes.............      --        --      15,711      14,732
  Depreciation and amortization.....   81,643    82,960    246,228     249,584
  Transaction costs.................   41,555       --     130,077         --
                                     --------  -------- ----------  ----------
                                      163,419   153,104    509,602     424,970
                                     --------  -------- ----------  ----------
Income Before Equity in Earnings of
 Joint Ventures, Gain on Sale of
 Land and Building, Provision for
 Loss on Building and Real Estate
 Disposition Fees...................  288,295   316,533    835,627     958,550
Equity in Earnings of Joint
 Ventures...........................  108,177   104,979    322,940     319,894
Gain on Sale of Land and Building...      --        --     192,752         --
Provision for Loss on Building......  (79,585)      --     (79,585)        --
Real Estate Disposition Fees........      --        --         --      (45,150)
                                     --------  -------- ----------  ----------
Net Income.......................... $316,887  $421,512 $1,271,734  $1,233,294
                                     ========  ======== ==========  ==========
Allocation of Net Income:
  General partners.................. $  2,372  $  4,214 $   10,611  $   12,783
  Limited partners..................  314,515   417,298  1,261,123   1,220,511
                                     --------  -------- ----------  ----------
                                     $316,887  $421,512 $1,271,734  $1,233,294
                                     ========  ======== ==========  ==========
Net Income Per Limited Partner
 Unit............................... $   6.29  $   8.35 $    25.22  $    24.41
                                     ========  ======== ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding..........   50,000    50,000     50,000      50,000
                                     ========  ======== ==========  ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended     Year Ended
                                                       September    December
                                                          30,          31,
                                                         1999         1998
                                                      -----------  -----------
General partners:
  Beginning balance.................................. $   390,900  $   373,111
  Net income.........................................      10,611       17,789
                                                      -----------  -----------
                                                          401,511      390,900
                                                      -----------  -----------
Limited partners:
  Beginning balance..................................  17,249,981   18,828,538
  Net income.........................................   1,261,123    1,715,950
  Distributions ($30.94 and $65.89 per limited
   partner unit, respectively).......................  (1,546,887)  (3,294,507)
                                                      -----------  -----------
                                                       16,964,217   17,249,981
                                                      -----------  -----------
Total partners' capital.............................. $17,365,728  $17,640,881
                                                      ===========  ===========




           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                       -----------------------
                                                          1999         1998
                                                       -----------  ----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities........... $ 1,486,612  $1,601,005
                                                       -----------  ----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building...........     677,678         --
    Investment in joint ventures......................         --     (834,888)
    Collections on mortgage note receivable...........       6,817      13,694
    Decrease (Increase) in restricted cash............         --    2,457,670
                                                       -----------  ----------
      Net cash provided by investing activities.......     684,495   1,636,476
                                                       -----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners.................  (1,546,887) (2,857,253)
                                                       -----------  ----------
      Net cash used in financing activities...........  (1,546,887) (2,857,253)
                                                       -----------  ----------
Net Increase in Cash and Cash Equivalents.............     624,220     380,228
Cash and Cash Equivalents at Beginning of Period......     889,891     470,194
                                                       -----------  ----------
Cash and Cash Equivalents at End of Period............ $ 1,514,111  $  850,422
                                                       ===========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Deferred real estate disposition fees incurred and
   unpaid at end of period............................ $       --   $   45,150
                                                       ===========  ==========
  Distributions declared and unpaid at end of period.. $   515,629  $  515,625
                                                       ===========  ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund II, Ltd. (the "Partnership") for the year ended December 31, 1998.

   Certain items in the prior year's financial statements have been reclassified to conform to 1999 presentation. These reclassifications had no effect on partners' capital or net income.

2. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at:

                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
   Land.............................................  $ 6,223,488  $ 6,608,400
   Buildings........................................    9,695,098    9,858,263
                                                      -----------  -----------
                                                       15,918,586   16,466,663
   Less accumulated depreciation....................   (3,813,451)  (3,631,359)
                                                      -----------  -----------
                                                       12,105,135   12,835,304
   Less allowance for loss on building..............      (79,585)         --
                                                      -----------  -----------
                                                      $12,025,550  $12,835,304
                                                      ===========  ===========

   In March 1999, the Partnership sold its property in Columbia, Missouri, to a third party for $682,500 and received net sales proceed of $677,678, resulting in a gain of $192,752 for financial reporting purposes. This property was originally acquired by the Partnership in November 1987 and had a cost of approximately $511,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $166,500 in excess of its original purchase price.

   In addition, during the nine months ended September 30, 1999, the Partnership recorded a provision for loss on building of $79,585 relating to the property in Littleton, Colorado. The allowance represents the difference between the carrying value of the property at September 30, 1999, and the estimated net sales proceeds from the sale of the property based on a sales contract with an unrelated third party (see Note 5).

3. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

of the Partnership and its properties pursuant to a property management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the property management agreement between the Partnership and CFA remain unchanged and in effect.

4. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,196,634 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $23,548,652 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the Properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

5. Subsequent Event:

   In November 1999, the Partnership sold its property in Littleton, Colorado, for $150,000 and received net sales proceeds of $148,437, resulting in a loss of $79,585 for financial reporting purposes which the Partnership recorded at September 30, 1999 (see Note 2).

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund II, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund II, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 13, 1999, except for Note 12 for which the date is March 11, 1999 and
 Note 13 for which the date is June 3, 1999

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $12,835,304 $13,164,568
Investment in joint ventures..........................   4,353,427   3,568,155
Mortgage note receivable..............................       6,872      42,734
Cash and cash equivalents.............................     889,891     470,194
Restricted cash.......................................         --    2,470,175
Receivables, less allowance for doubtful accounts of
 $55,435 and $83,254..................................     122,560      80,577
Prepaid expenses......................................       4,801       5,510
Lease costs, less accumulated amortization of $14,889
 and $11,520..........................................       5,674       9,043
Accrued rental income.................................     174,382     148,103
                                                       ----------- -----------
                                                       $18,392,911 $19,959,059
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     4,621 $     7,170
Accrued and escrowed real estate taxes payable........       8,065       4,656
Distributions payable.................................     515,629     594,000
Due to related parties................................     183,303     126,284
Rents paid in advance and deposits....................      40,412      25,300
                                                       ----------- -----------
Total liabilities.....................................     752,030     757,410
Partners' capital.....................................  17,640,881  19,201,649
                                                       ----------- -----------
                                                       $18,392,911 $19,959,059
                                                       =========== ===========



          See accompanying notes to consolidated financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              ---------------------------------
                                                 1998        1997       1996
                                              ----------  ---------- ----------
Revenues:
  Rental income from operating leases........ $1,773,925  $2,024,119 $2,224,500
  Contingent rental income...................     51,029      68,920     79,313
  Interest and other income..................     80,486      64,900     21,075
                                              ----------  ---------- ----------
                                               1,905,440   2,157,939  2,324,888
                                              ----------  ---------- ----------
Expenses:
  General operating and administrative.......    160,220     137,924    131,628
  Professional services......................     34,731      21,576     26,634
  Bad debt expense...........................        --       27,965        --
  Real estate taxes..........................        --          410      4,647
  State and other taxes......................     14,733      10,403      4,255
  Depreciation and amortization..............    332,633     399,820    421,759
  Transaction costs..........................     16,208         --         --
                                              ----------  ---------- ----------
                                                 558,525     598,098    588,923
                                              ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain on Sale of Land and
 Buildings, Real Estate Disposition Fees, and
 Lease Termination Income....................  1,346,915   1,559,841  1,735,965
Equity in Earnings of Joint Ventures.........    431,974     389,915    130,996
Gain on Sale of Land and Buildings...........        --    1,476,124        --
Real Estate Disposition Fees.................    (45,150)        --         --
Lease Termination Income.....................        --      214,000        --
                                              ----------  ---------- ----------
Net Income................................... $1,733,739  $3,639,880 $1,866,961
                                              ==========  ========== ==========
Allocation of Net Income:
  General partners........................... $   17,789  $   30,736 $   18,670
  Limited partners...........................  1,715,950   3,609,144  1,848,291
                                              ----------  ---------- ----------
                                              $1,733,739  $3,639,880 $1,866,961
                                              ==========  ========== ==========
Net Income Per Limited Partner Unit.......... $    34.32  $    72.18 $    36.97
                                              ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................     50,000      50,000     50,000
                                              ==========  ========== ==========


          See accompanying notes to consolidated financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................   $162,000     $161,705    $25,000,000  $(20,317,377)  $16,130,302 $(2,689,822) $18,446,808
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........        --           --             --     (2,376,000)          --          --    (2,376,000)
 Net income.............        --        18,670            --            --      1,848,291         --     1,866,961
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................    162,000      180,375     25,000,000   (22,693,377)   17,978,593  (2,689,822)  17,937,769
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........        --           --             --     (2,376,000)          --          --    (2,376,000)
 Net income.............        --        30,736            --            --      3,609,144         --     3,639,880
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................    162,000      211,111     25,000,000   (25,069,377)   21,587,737  (2,689,822)  19,201,649
 Distributions to
  limited partners
  ($65.89 per limited
  partner unit).........        --           --             --     (3,294,507)          --          --    (3,294,507)
 Net income.............        --        17,789            --            --      1,715,950         --     1,733,739
                           --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................   $162,000     $228,900    $25,000,000  $(28,363,884)  $23,303,687 $(2,689,822) $17,640,881
                           ========     ========    ===========  ============   =========== ===========  ===========




          See accompanying notes to consolidated financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
  Cash received from tenants............  $ 1,796,989  $ 2,054,519  $ 2,295,531
  Distributions from joint ventures.....      482,671      147,995      164,718
  Cash paid for expenses................     (227,335)     (80,744)    (130,042)
  Interest received.....................       83,366       36,142       17,524
                                          -----------  -----------  -----------
   Net cash provided by operating
    activities..........................    2,135,691    2,157,912    2,347,731
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
  Proceeds from sale of land and
   buildings............................          --     4,659,078          --
  Proceeds received from tenant in
   connection with termination of
   leases...............................          --       214,000          --
  Additions to land and buildings on
   operating leases.....................          --       (29,526)     (11,107)
  Investment in joint ventures..........     (835,969)  (2,136,289)         --
  Return of capital from joint venture..          --       124,440          --
  Collections on mortgage note
   receivable...........................       35,183          --           --
  Decrease (increase) in restricted
   cash.................................    2,457,670   (2,457,670)      25,000
  Payment of lease costs................          --        (4,507)      (1,930)
  Other.................................          --           --       (25,000)
                                          -----------  -----------  -----------
   Net cash provided by (used in)
    investing activities................    1,656,884      369,526      (13,037)
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
  Proceeds from loans from corporate
   general partner......................          --       721,000      203,900
  Repayment of loans from corporate
   general partner......................          --      (721,000)    (203,900)
  Distributions to limited partners.....   (3,372,878)  (2,376,000)  (2,376,000)
                                          -----------  -----------  -----------
   Net cash used in financing
    activities..........................   (3,372,878)  (2,376,000)  (2,376,000)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      419,697      151,438      (41,306)
Cash and Cash Equivalents at Beginning
 of Year................................      470,194      318,756      360,062
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   889,891  $   470,194  $   318,756
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 1,733,739  $ 3,639,880  $ 1,866,961
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Bad debt expense......................          --        27,965          --
  Depreciation..........................      329,264      395,837      417,776
  Amortization..........................        3,369        3,983        3,983
  Gain on sale of land and buildings....          --    (1,476,124)         --
  Lease termination income..............          --      (214,000)         --
  Equity in earnings of joint ventures,
   net of distributions.................       50,697     (241,920)      33,722
  Increase in receivables...............      (28,799)      (4,166)      (8,803)
  Decrease (increase) in prepaid
   expenses.............................          709         (691)      (1,570)
  Increase in accrued rental income.....      (26,279)     (30,746)     (33,234)
  Decrease in other assets..............          --           --         1,750
  Increase (decrease) in accounts
   payable and accrued expenses.........          860       (2,304)       4,014
  Increase in due to related parties....       57,019       81,206       35,824
  Increase (decrease) in rents paid in
   advance and deposits.................       15,112      (21,008)      27,308
                                          -----------  -----------  -----------
   Total adjustments....................      401,952   (1,481,968)     480,770
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 2,135,691  $ 2,157,912  $ 2,347,731
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Mortgage note accepted as consideration
  in sale of land and building..........  $       --   $    42,000  $       --
                                          ===========  ===========  ===========
 Deferred real estate disposition fees
  incurred and unpaid at end of period..  $    45,150  $       --   $       --
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $   515,629  $   594,000  $   594,000
                                          ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund II, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using the operating method. Under the operating method, land and building leases are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

   Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair market value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for uncollectible accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Kirkman Road Joint Venture, Holland Joint Venture and Show Low Joint Venture, and the properties in Arvada, Colorado; Mesa, Arizona; Smithfield, North Carolina; Vancouver, Washington; Overland Park, Kansas; and Memphis, Tennessee, each of

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

which is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Lease incentive costs and brokerage and legal fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method. When a property is sold or a lease is terminated, the related lease cost, if any, net of accumulated amortization is removed from the accounts and charged against income.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases have been classified as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage.

   The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 6,608,400  $ 6,608,400
   Buildings..........................................   9,858,263    9,858,263
                                                       -----------  -----------
                                                        16,466,663   16,466,663
   Less accumulated depreciation......................  (3,631,359)  (3,302,095)
                                                       -----------  -----------
                                                       $12,835,304  $13,164,568
                                                       ===========  ===========

   In June 1997, the Partnership sold its property in Eagan, Minnesota, to the tenant, for $668,033 and received net sales proceeds of $665,882, of which $42,000 were in the form of a promissory note, resulting in a gain of $158,251 for financial reporting purposes. This property was originally acquired by the Partnership in August 1987 and had a cost of approximately $601,100, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $64,800 in excess of its original purchase price. In October 1997, the Partnership used the net sales proceeds to acquire a property in Mesa, Arizona, as tenants-in-common (see Note
4).

   In addition, during 1997, the Partnership sold its properties in Jacksonville, Plant City and Avon Park, Florida; its property in Mathis, Texas and two properties in Farmington Hills, Michigan to third parties for aggregate sales prices of $4,162,006 and received aggregate net sales proceeds (net of $18,430, which represents amounts due to the former tenant for prorated rent) of $4,035,196, resulting in aggregate gains of $1,317,873 for financial reporting purposes. These six properties were originally acquired by the Partnership during 1987 and had aggregate costs of approximately $3,338,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these six properties for approximately $714,400, in the aggregate, in excess of their original aggregate purchase prices. During 1997, the Partnership reinvested approximately $1,512,400 of these net sales proceeds in a property in Vancouver, Washington, and a property in Smithfield, North Carolina, as tenants-in-common with affiliates of the General Partners (see
Note 4). In January 1998, the Partnership reinvested a portion of these net sales proceeds in a property in Overland Park, Kansas, and a property in Memphis, Tennessee, as tenants-in-common with affiliates of the General Partners (see Note 4). In connection with the sale of both of the Farmington Hills, Michigan properties, the Partnership also received $214,000 as a lease termination fee from the former tenant in consideration of the Partnership's releasing the tenant from its obligation under the terms of the leases.

   Some of the leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $26,279, $30,746, and $33,234, respectively, of such income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 1,617,078
   2000.............................................................   1,545,876
   2001.............................................................   1,561,629
   2002.............................................................   1,394,850
   2003.............................................................   1,146,347
   Thereafter.......................................................   5,112,565
                                                                     -----------
                                                                     $12,378,345
                                                                     ===========

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Investment in Joint Ventures:

   The Partnership has a 50 percent interest, a 49 percent interest and a 64 percent interest in the profits and losses of Kirkman Road Joint Venture, Holland Joint Venture and Show Low Joint Venture, respectively. The remaining interests in Holland Joint Venture and Show Low Joint Venture are held by affiliates of the general partners. The Partnership also has a 33.87% interest in a property in Arvada, Colorado, with an affiliate of the general partners, as tenants-in-common. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. Amounts relating to its investment are included in investment in joint ventures.

   In January 1997, Show Low Joint Venture, in which the Partnership owns a 64 percent interest, sold its property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The property was originally contributed to Show Low Joint Venture in July 1990 and had a total cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of the net sales proceeds in a Darryl's property in Greensboro, North Carolina. As of December 31, 1997, the Partnership had received approximately $124,400 representing a return of capital for its pro-rata share of the uninvested net sales proceeds. As of December 31, 1998, the Partnership owned a 64 percent interest in the profits and losses of the joint venture.

   In October 1997, the Partnership used the net sales proceeds from the sale of the property in Eagan, Minnesota (see Note 3) to acquire a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned an approximate 58 percent interest in this property.

   In December 1997, the Partnership used the net sales proceeds from the sale of one of the properties in Farmington Hills, Michigan, to acquire a property in Smithfield, North Carolina, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 47 percent interest in this property.

   In addition, in December 1997, the Partnership used the net sales proceeds from the sale of the property in Plant City, Florida, to acquire a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned an approximate 37 percent interest in this property.

   In addition, in January 1998, the Partnership used the net sales proceeds from the sales of the properties in Jacksonville, Florida and Mathis, Texas, to acquire a 39.39% and a 13.38% interest in a property in Overland

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Park, Kansas, and a property in Memphis, Tennessee, respectively, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investments in these properties using the equity method since the Partnership shares control with affiliates, and amounts relating to its investments are included in investment in joint ventures.

   Kirkman Road Joint Venture, Holland Joint Venture, Show Low Joint Venture and the Partnership and affiliates, as tenants-in-common in six separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the six properties held as tenants-in-common with affiliates at December 31:

                                                          1998        1997
                                                       ----------- ----------
   Land and buildings on operating leases, less accu-
    mulated depreciation.............................. $ 8,410,940 $7,091,781
   Net investment in direct financing leases..........   2,121,822    518,399
   Cash...............................................      37,128     56,815
   Receivables........................................       1,570      4,685
   Accrued rental income..............................     207,239    102,913
   Other assets.......................................       1,069        418
   Liabilities........................................      32,229     31,673
   Partners' capital..................................  10,747,539  7,743,338
   Revenues...........................................   1,254,276    399,579
   Gain on sale of land and building..................         --     360,002
   Net income.........................................   1,051,988    687,021

   The Partnership recognized income totalling $431,974, $389,915, and $130,996 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures and the properties held as tenants-in-common with affiliates.

5. Mortgage Note Receivable:

   In connection with the sale in June 1997 of its property in Eagan, Minnesota, the Partnership accepted a promissory note in the amount of $42,000. The promissory note bears interest at a rate of 10.50% per annum and is collateralized by personal property. Initially, the note was to be collected in 18 monthly installments of interest only and thereafter, the entire principal balance shall become due. During 1998, the note was amended to require six monthly installments of $7,368, including interest, commencing on July 1, 1998. As of December 31, 1998 and 1997, the mortgage note receivable balance was $6,872 and $42,734, including accrued interest of $56 and $734, respectively.

6. Restricted Cash:

   As of December 31, 1997, remaining net sales proceeds of $2,470,175 from the sales of several properties (see Note 3) including accrued interest of $12,505, were being held in interest-bearing escrow accounts pending the release of funds by the escrow agent to acquire additional properties on behalf of the Partnership and to distribute net sales proceeds to the limited partners. In 1998, the funds were released from escrow to the Partnership and were used to acquire two additional properties with affiliates of the general partners and to make a special distribution to the limited partners (see note 4 and note 8).

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

7. Receivables:

   In March 1996, the Partnership accepted a promissory note from the former tenant of the property in Gainesville, Texas, in the amount of $96,502, representing past due rental and other amounts, which had been included in receivables and for which the Partnership had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Partnership. Payments are due in 60 monthly installments of $2,156, including interest at a rate of 11 percent per annum, commencing on June 1, 1996. Due to the uncertainty of the collectibility of this note, the Partnership established an allowance for doubtful accounts and is recognizing income as collected. As of December 31, 1998 and 1997, the balances in the allowance for doubtful accounts of $55,330 and $74,590, respectively, including accrued interest of $2,654 in 1998 and 1997, represent the uncollected amounts under this promissory note.

8. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first on a pro rata basis to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,294,507, $2,376,000, and $2,376,000. Distributions for the year ended December 31, 1998, included $1,232,003 as a result of the distribution of net sales proceeds from the 1997 sales of properties in Avon Park, Florida and Farmington Hills, Michigan. This amount was applied toward the limited partners' cumulative 10% Preferred Return. No distributions have been made to the general partners to date.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


9. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $1,733,739  $3,639,880  $1,866,961
   Depreciation for financial reporting
    purposes in excess of depreciation for
    tax reporting purposes................      17,510      19,440      20,922
   Gain on sale of land and buildings for
    financial reporting purposes (in
    excess of) less than gain for tax
    reporting purposes....................     335,644    (638,739)        --
   Equity in earnings of joint ventures
    for tax reporting purposes less than
    equity in earnings of joint ventures
    for financial reporting purposes......     (32,934)   (146,161)     (1,240)
   Capitalization of transaction costs for
    tax reporting purposes................      16,208         --          --
   Allowance for doubtful accounts........     (27,819)    (42,782)     25,225
   Accrued rental income..................     (26,279)    (30,746)    (33,234)
   Rents paid in advance..................      18,112     (21,008)     22,508
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $2,034,181  $2,779,884  $1,901,142
                                            ==========  ==========  ==========

10. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's Properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated property management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross operating revenues from joint ventures and the properties held as tenants-in-common with affiliates or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no property management fees will be due or payable for such year. As a result of such threshold no property management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. Payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate, cumulative 10% Preferred Return, plus their adjusted capital contributions. For the year ended

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

December 31, 1998, the Partnership incurred $45,150 in deferred, subordinated, real estate disposition fees as a result of the 1997 sales of properties in Avon Park, Florida and Farmington Hills, Michigan. No deferred, subordinated, real estate disposition fees were incurred for the years ended December 31, 1997 and 1996.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $86,009, $78,139 and $79,624 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1997, the Partnership acquired a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners, for a purchase price of $630,554 from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the Partnership's percentage of interest in the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

   The due to related parties consisted of the following at December 31:

                                                               1998     1997
                                                             -------- --------
   Due to Affiliates:
     Expenditures incurred on behalf of the Partnership..... $ 76,326 $ 59,608
     Accounting and administrative services.................   61,827   66,676
     Deferred, subordinated real estate disposition fee.....   45,150      --
                                                             -------- --------
                                                             $183,303 $126,284
                                                             ======== ========

11. Concentration of Credit Risk:

   The following schedule presents total rental income from individual lessees, each representing more than ten percent of the Partnerships' total rental income (including the Partnership's share of rental income from joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Golden Corral Corporation........................ $485,839 $408,333 $403,875
   Restaurant Management Services, Inc..............  252,292  251,480      N/A

   In addition, the following schedule presents total rental and mortgage interest income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and mortgage interest income (including the Partnership's share of rental income from joint ventures and properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Golden Corral Family Steakhouse Restaurants..... $485,839 $408,333 $403,875
   Popeyes Famous Fried Chicken Restaurants........  252,292  251,480      N/A
   Wendy's Old Fashioned Hamburger Restaurants.....      N/A  381,567  421,165
   Denny's.........................................      N/A      N/A  388,050
   KFC.............................................      N/A  278,348  358,463

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental, mortgage interest, and earned income.

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

12. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,393,267 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $23,548,652 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

13. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 12 being adjusted to 1,196,634 shares.

                           CNL INCOME FUND III, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-145

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-146

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-147

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-148

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-149

Report of Independent Certified Public Accountants.......................  F-152

Balance Sheets as of December 31, 1998 and 1997..........................  F-153

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-154

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-155

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-156

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-157

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September   December
                                                            30,         31,
                                                           1999        1998
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,701,262 and $2,738,895
 in 1999 and 1998, respectively........................ $10,408,783 $11,418,836
Net investment in direct financing leases, less
 allowance for impairment in carrying value of $25,821
 in 1998...............................................   1,124,990     887,071
Investment in joint ventures...........................   2,146,113   2,157,147
Cash and cash equivalents..............................   1,556,810   2,047,140
Restricted cash........................................   1,109,663         --
Receivables, less allowance for doubtful accounts of
 $7,478 and $153,598 in 1999 and 1998, respectively....      17,049      89,519
Prepaid expenses.......................................       6,963       6,751
Accrued rental income, less allowance for doubtful
 accounts of $41,380 in 1998...........................      96,623      65,914
Other assets...........................................      29,354      29,354
                                                        ----------- -----------
                                                        $16,496,348 $16,701,732
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $    97,767 $     2,072
Escrowed real estate taxes payable.....................       5,352      15,217
Distributions payable..................................     500,000     500,000
Due to related party...................................      75,342     152,887
Rents paid in advance..................................      10,488      25,579
                                                        ----------- -----------
  Total liabilities....................................     688,949     695,755
Commitments and Contingencies (Note 6)
Minority interests.....................................     133,607     135,705
Partners' capital......................................  15,673,792  15,870,272
                                                        ----------- -----------
                                                        $16,496,348 $16,701,732
                                                        =========== ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended       Nine Months Ended
                                      September 30,         September 30,
                                    ------------------  ----------------------
                                      1999      1998       1999        1998
                                    --------  --------  ----------  ----------
Revenues:
  Rental income from operating
   leases.........................  $360,398  $351,021  $1,070,165  $1,175,634
  Adjustments to accrued rental
   income.........................       --    (29,474)        --      (80,800)
  Earned income from direct
   financing leases...............    31,957    33,613     186,352     101,222
  Interest and other income.......    28,324    22,875      82,656     103,546
                                    --------  --------  ----------  ----------
                                     420,679   378,035   1,339,173   1,299,602
                                    --------  --------  ----------  ----------
Expenses:
  General operating and
   administrative.................    26,970    32,218      91,002     102,940
  Professional services...........     3,865     6,650      18,027      31,706
  Real estate taxes...............       --      1,886         --        9,421
  State and other taxes...........       --        530      13,541      12,250
  Depreciation and amortization...    63,701    72,026     198,541     236,345
  Transaction costs...............    37,879       --      119,992         --
                                    --------  --------  ----------  ----------
                                     132,415   113,310     441,103     392,662
                                    --------  --------  ----------  ----------
Income Before Minority Interest in
 Income of Consolidated Joint
 Venture, Equity in Earnings
 (Losses) of Unconsolidated Joint
 Ventures, Gain on Sale of Land
 and Buildings and Provision for
 Loss on Land and Buildings.......   288,264   264,725     898,070     906,940
Minority Interest in Income of
 Consolidated Joint Venture.......    (4,357)   (4,352)    (12,934)    (12,933)
Equity in Earnings (Losses) of
 Unconsolidated Joint Ventures....    41,415   (75,617)    124,872     (34,343)
Gain on Sale of Land and
 Buildings........................       --        --      293,512     596,586
Provision for Loss on Land and
 Buildings........................       --    (99,865)        --      (99,865)
                                    --------  --------  ----------  ----------
Net Income........................  $325,322  $ 84,891  $1,303,520  $1,356,385
                                    ========  ========  ==========  ==========
Allocation of Net Income:
  General partners................  $  3,253  $    (11) $   12,462  $   11,479
  Limited partners................   322,069    84,902   1,291,058   1,344,906
                                    --------  --------  ----------  ----------
                                    $325,322  $ 84,891  $1,303,520  $1,356,385
                                    ========  ========  ==========  ==========
Net Income Per Limited Partner
 Unit.............................  $   6.44  $   1.70  $    25.82  $    26.90
                                    ========  ========  ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding........    50,000    50,000      50,000      50,000
                                    ========  ========  ==========  ==========

           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                                   Year Ended
                                                 Nine Months Ended  December
                                                   September 30,       31,
                                                       1999           1998
                                                 ----------------- -----------
General partners:
  Beginning balance.............................    $   354,638    $   339,611
  Net income....................................         12,462         15,027
                                                    -----------    -----------
                                                        367,100        354,638
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     15,515,634     17,271,525
  Net income....................................      1,291,058      1,721,856
  Distributions ($30.00 and $69.55 per limited
   partner unit, respectively)..................     (1,500,000)    (3,477,747)
                                                    -----------    -----------
                                                     15,306,692     15,515,634
                                                    -----------    -----------
Total partners' capital.........................    $15,673,792    $15,870,272
                                                    ===========    ===========



           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities.......... $ 1,263,641  $ 1,376,910
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and buildings.........   1,792,169    3,214,616
    Addition to land and building on operating
     leases..........................................    (326,996)    (150,000)
    Investment in direct financing lease.............    (612,920)         --
    Investment in joint ventures.....................         --    (1,045,511)
    Collections on mortgage note receivable..........         --       678,730
    Decrease (increase) in restricted cash...........  (1,091,192)     245,377
                                                      -----------  -----------
      Net cash provided by (used in) investing
       activities....................................    (238,939)   2,943,212
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (1,500,000)  (3,071,747)
    Distributions to holders of minority interests...     (15,032)     (15,148)
                                                      -----------  -----------
      Net cash used in financing activities..........  (1,515,032)  (3,086,895)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................    (490,330)   1,233,227
Cash and Cash Equivalents at Beginning of Period.....   2,047,140      493,118
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,556,810  $ 1,726,345
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Deferred real estate disposition fees incurred and
   unpaid at end of period........................... $       --   $    53,400
                                                      ===========  ===========
  Distributions declared and unpaid at end of
   period............................................ $   500,000  $   500,000
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund III, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its 69.07% interest in Tuscawilla Joint Venture using the consolidation method. Minority interests represents the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

2. Land and Buildings on Operating Leases:

   In January 1999, the Partnership reinvested the majority of the net sales proceeds from the 1998 sale of a Pro Folks property in Hagerstown, Maryland, along with amounts collected in 1998, under a promissory note accepted in connection with the 1997 sale of a Property in Roswell, Georgia in a Burger King property in Montgomery, Alabama. The Property had an approximate cost of $939,900. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the land portion of this property was classified as an operating lease while the building portion was classified as a direct financing lease.

   In April 1999, the Partnership sold its property in Flagstaff, Arizona, to the tenant, for $1,103,127 and received net sales proceeds of $1,091,192, resulting in a gain of $285,350 for financial reporting purposes. This property was originally acquired by the Partnership in October 1998 and had a cost of approximately $993,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $97,700 in excess of its original purchase price (see Note 4).

   In June 1999, the Partnership sold its Denny's property in Hagerstown, Maryland to the tenant, for $710,000 and received net sales proceeds of $700,977. Due to the fact that during 1998, the Partnership recorded an allowance for doubtful accounts of $25,821 in accrued rental income, income the Partnership had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership recognized a gain of $8,162 for financial reporting purposes in June 1999 relating to this sale (See Note 3).

3. Net Investment in Direct Financing Leases:

   In June 1999, the Partnership sold its Denny's property in Hagerstown, Maryland, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and estimated residual value) and unearned income relating to this property were removed from the accounts and the gain from the sale relating to this property was reflected in income (see Note 2).

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998


4. Restricted Cash:

   As of September 30, 1999, net sales proceeds of $1,091,192 from the sale of the property in Flagstaff, Arizona, plus accrued interest of $18,471, were being held in interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property on behalf of the Partnership (See Note 2).

5.  Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a property management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the property management agreement between the Partnership and CFA remain unchanged and in effect.

6. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,041,451 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $20,535,734 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add these additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

7. Subsequent Events:

   In October 1999, the Partnership used the net sales proceeds from the sale of the property in Hagerstown, Maryland to invest in a property in Baytown, Texas, with an affiliate of the general partners as tenants-in-common for a 20 percent interest in the property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates.

   In addition, in October 1999, the Partnership reinvested the net sales proceeds it received from the sale of the property in Flagstaff, Arizona, in an IHOP property located in Auburn, Alabama, at an approximate cost of $1,440,200. In connection therewith, the Partnership entered into a long term, triple-net lease with terms substantially the same as its other leases.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund III, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund III, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 14, 1999, except for Note 13 for which the date is March 11, 1999 and Note 14 for which the date is June 3, 1999

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $11,418,836 $14,635,583
Net investment in direct financing leases, less
 allowance for impairment in carrying value............     887,071     926,862
Investment in joint ventures...........................   2,157,147   1,179,762
Mortgage note receivable...............................         --      681,687
Cash and cash equivalents..............................   2,047,140     493,118
Restricted cash........................................         --      251,879
Receivables, less allowance for doubtful accounts of
 $153,598 and $154,469.................................      89,519     102,420
Prepaid expenses.......................................       6,751      14,361
Lease costs, less accumulated amortization of $12,000
 and $2,762............................................         --        9,238
Accrued rental income, less allowance for doubtful
 accounts of $41,380 and $15,384.......................      65,914     154,738
Other assets...........................................      29,354      29,354
                                                        ----------- -----------
                                                        $16,701,732 $18,479,002
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     2,072 $     5,219
Accrued and escrowed real estate taxes payable.........      15,217      11,897
Distributions payable..................................     500,000     594,000
Due to related parties.................................     152,887      97,388
Rents paid in advance and deposits.....................      25,579      20,745
                                                        ----------- -----------
  Total Liabilities....................................     695,755     729,249
Minority interest......................................     135,705     138,617
Partners' capital......................................  15,870,272  17,611,136
                                                        ----------- -----------
                                                        $16,701,732 $18,479,002
                                                        =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,523,980  $1,859,911  $2,184,460
  Adjustments to accrued rental income....    (103,830)        --          --
  Earned income from direct financing
   leases.................................     134,702      70,575      89,390
  Contingent rental income................      98,915     157,648     157,993
  Interest and other income...............     127,064     100,816      26,496
                                            ----------  ----------  ----------
                                             1,780,831   2,188,950   2,458,339
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     137,245     140,886     147,840
  Professional services...................      36,591      27,314      50,064
  Bad debt expense........................         --       32,360         924
  Real estate taxes.......................      11,966      47,165       1,973
  State and other taxes...................      12,249       9,924      11,973
  Depreciation and amortization...........     308,593     368,782     425,366
  Transaction costs.......................      14,227         --          --
                                            ----------  ----------  ----------
                                               520,871     626,431     638,140
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings (Loss) of Unconsolidated Joint
 Ventures, Gain on Sale of Land and
 Buildings and Provision for Loss on Land
 and Building and Impairment in Carrying
 Value of Net Investment in Direct
 Financing Lease..........................   1,259,960   1,562,519   1,820,199
Minority Interest in Income of
 Consolidated Joint Venture...............     (17,285)    (17,285)    (17,282)
Equity in Earnings (Loss) of
 Unconsolidated Joint Ventures............      22,708    (148,170)     11,740
Gain on Sale of Land and Buildings........     497,321   1,027,590         --
Provision for Loss on Land and Building
 and Impairment in Carrying Value of Net
 Investment in Direct Financing Lease.....     (25,821)    (32,819)        --
                                            ----------  ----------  ----------
Net Income................................  $1,736,883  $2,391,835  $1,814,657
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   15,027  $   18,306  $   18,147
  Limited partners........................   1,721,856   2,373,529   1,796,510
                                            ----------  ----------  ----------
                                            $1,736,883  $2,391,835  $1,814,657
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    34.44  $    47.47  $    35.93
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................      50,000      50,000      50,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                         General Partners                  Limited Partners
                         ----------------- -------------------------------------------------
                                  Accumu-                              Accumu-
                         Contri-   lated     Contri-     Distri-        lated    Syndication
                         butions  Earnings   butions     butions      Earnings      Costs        Total
                         -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995................... $161,500 $141,658 $25,000,000 $(18,397,640) $14,116,024 $(2,864,898) $18,156,644
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........      --       --          --    (2,376,000)         --          --    (2,376,000)
 Net income.............      --    18,147         --           --     1,796,510         --     1,814,657
                         -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................  161,500  159,805  25,000,000  (20,773,640)  15,912,534  (2,864,898)  17,595,301
 Distributions to
  limited partners
  ($47.52 per limited
  partner unit).........      --       --          --    (2,376,000)         --          --    (2,376,000)
 Net income.............      --    18,306         --           --     2,373,529         --     2,391,835
                         -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997...................  161,500  178,111  25,000,000  (23,149,640)  18,286,063  (2,864,898)  17,611,136
 Distributions to
  limited partners
  ($69.55 per limited
  partner unit).........      --       --          --    (3,477,747)         --          --    (3,477,747)
 Net income.............      --    15,027         --           --     1,721,856         --     1,736,883
                         -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1998................... $161,500 $193,138 $25,000,000 $(26,627,387) $20,007,919 $(2,864,898) $15,870,272
                         ======== ======== =========== ============  =========== ===========  ===========




                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows From Operating Activities:
 Cash received from tenants.............  $ 1,768,910  $ 2,268,568  $ 2,226,794
 Distributions from unconsolidated joint
  ventures..............................      142,001       19,647       31,670
 Cash paid for expenses.................     (202,117)    (325,067)    (175,148)
 Interest received......................      112,502       58,541        8,438
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    1,821,296    2,021,689    2,091,754
                                          -----------  -----------  -----------
 Cash Flows From Investing Activities:
 Proceeds from sale of land and
  buildings.............................    3,647,241    3,023,357          --
 Deposit received on sale of land
  parcel................................          --           --        51,400
 Additions to land and buildings........     (150,000)  (1,272,960)         --
 Investment in joint ventures...........   (1,096,678)    (703,667)         --
 Collections on mortgage note
  receivable............................      678,730        6,270          --
 Decrease (increase) in restricted
  cash..................................      245,377     (245,377)         --
 Decrease (increase) in other assets....          --         2,135       (2,135)
                                          -----------  -----------  -----------
  Net cash provided by investing
   activities...........................    3,324,670      809,758       49,265
                                          -----------  -----------  -----------
 Cash Flows From Financing Activities:
 Proceeds from loans from corporate
  general partner.......................          --       117,000      661,400
 Repayment of loans from corporate
  general partner.......................          --      (117,000)    (661,400)
 Distributions to holder of minority
  interest..............................      (20,197)     (20,080)     (20,082)
 Distributions to limited partners......   (3,571,747)  (2,376,000)  (2,376,000)
                                          -----------  -----------  -----------
  Net cash used in financing
   activities...........................   (3,591,944)  (2,396,080)  (2,396,082)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................    1,554,022      435,367     (255,063)
Cash and Cash Equivalents at Beginning
 of Year................................      493,118       57,751      312,814
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 2,047,140  $   493,118  $    57,751
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 1,736,883  $ 2,391,835  $ 1,814,657
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Bad debt expense.......................          --        32,360          924
 Depreciation...........................      299,355      368,182      424,766
 Amortization...........................        9,238          600          600
 Minority interest in income of
  consolidated joint venture............       17,285       17,285       17,282
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..      119,293      167,817       19,930
 Gain on sale of land and buildings.....     (497,321)  (1,027,590)         --
 Provision for loss on land and building
  and impairment in carrying value of
  net investment in direct financing
  lease.................................       25,821       32,819          --
 Decrease (increase) in receivables.....       (7,936)     182,433     (216,117)
 Decrease in net investment in direct
  financing leases......................       13,970       12,056        7,331
 Decrease (increase) in prepaid
  expenses..............................        7,610       (7,463)      (1,297)
 Decrease (increase) in accrued rental
  income................................       88,824      (40,000)     (32,667)
 Increase (decrease) in accounts payable
  and accrued expenses..................          173      (71,844)      (4,732)
 Increase (decrease) in due to related
  parties...............................        2,099      (20,621)      48,944
 Increase (decrease) in rents paid in
  advance and deposits..................        6,002      (16,180)      12,133
                                          -----------  -----------  -----------
  Total adjustments.....................       84,413     (370,146)     277,097
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 1,821,296  $ 2,021,689  $ 2,091,754
                                          ===========  ===========  ===========
Supplemental Schedule on Non-Cash
 Investing and Financing Activities:
 Mortgage note accepted as consideration
  in sale of land and building..........  $       --   $   685,000  $       --
                                          ===========  ===========  ===========
 Deferred real estate disposition fee
  incurred and unpaid at end of year....  $    53,400  $    15,150  $       --
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  end of year...........................  $   500,000  $   594,000  $   594,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund III, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   Investment in Joint Ventures--The Partnership accounts for its 69.07% interest in Tuscawilla Joint Venture using the consolidation method. Minority interest represents the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investment in Titusville Joint Venture, RTO Joint Venture, and a property in each of Englewood, Colorado, Miami, Florida, and Overland Park, Kansas held as tenants-in-common with affiliates, is accounted for using the equity method since the Partnership shares control with affiliates of the general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method. Lease costs are written off during the period in which a lease is terminated.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior year's financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, a few of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

building portions of the property leases are accounted for as direct financing leases while the land portion of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two or five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

     Land and buildings on operating leases consisted of the following at December 31:

                                                         1998         1997
                                                      -----------  -----------
     Land............................................ $ 5,926,601  $ 7,325,960
     Buildings.......................................   8,231,130   10,891,910
                                                      -----------  -----------
                                                       14,157,731   18,217,870
     Less accumulated depreciation...................  (2,738,895)  (3,341,624)
                                                      -----------  -----------
                                                       11,418,836   14,876,246
     Less allowance for loss on land and building....         --      (240,663)
                                                      -----------  -----------
                                                      $11,418,836  $14,635,583
                                                      ===========  ===========

   As of January 1, 1996, the Partnership had recorded an allowance for loss on land and building in the amount of $207,844 for financial reporting purposes for the Po Folks property in Hagerstown, Maryland. In addition, during 1997, the Partnership increased the allowance for loss on land and building by an additional $32,819 for such property.

   The aggregate allowance represented the difference between the property's carrying value at December 31, 1997, and the estimated net realizable value of the property based on the anticipated sales price relating to this property. The Partnership sold this property during the year ended December 31, 1998, as described below.

   In January 1997, the Partnership sold its property in Chicago, Illinois, to a third party, for $505,000 and received net sales proceeds of $496,418, resulting in a gain of $3,827 for financial reporting purposes. The Partnership used $452,000 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners. The balance of the fund were used to pay past due real estate taxes relating to this property incurred by the Partnership as a result of the former tenant declaring bankruptcy.

   In March 1997, the Partnership sold its property in Bradenton, Florida, to the tenant, for $1,332,154 and received net sales proceeds of $1,305,671, resulting in a gain of $361,368 for financial reporting purposes. This property was originally acquired by the Partnership in June 1988 and had a cost of approximately $1,080,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $229,500 in excess of its original purchase price. In June 1997, the Partnership reinvested approximately $1,276,000 of the net sales proceeds received in a property in Fayetteville, North Carolina.

   In April 1997, the Partnership sold its property in Kissimmee, Florida, to a third party, for $692,400 and received net sales proceeds of $673,159, resulting in a gain of $271,929 for financial reporting purposes. This property was originally acquired by the Partnership in March 1988 and had a cost of approximately $474,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

for approximately $196,400 in excess of its original purchase price. In July 1997, the Partnership reinvested approximately $511,700 of these net sales proceeds in a property located in Englewood, Colorado, as tenants-in-common with an affiliate of the general partners (see Note 5).

   In April 1996, the Partnership received $51,400 as partial settlement in a right of way taking relating to a parcel of land of the property in Plant City, Florida. In April 1997, the Partnership received the remaining proceeds of $73,600 finalizing the sale of the land parcel. In connection therewith, the Partnership recognized a gain of $94,320 for financial reporting purposes.

   In addition, in June 1997, the Partnership sold its property in Roswell, Georgia, to a third party for $985,000 and received net sales proceeds of $942,981, resulting in a gain of $237,608 for financial reporting purposes. This property was originally acquired by the Partnership in June 1988 and had a cost of approximately $775,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $167,800 in excess of its original purchase price. In connection therewith, the Partnership received $257,981 in cash and accepted the remaining sales proceeds in the form of a promissory note in the principal sum of $685,000. During 1998, the Partnership collected the full amount of the outstanding mortgage note receivable balance of $678,730 (see Note 6). In addition, in December 1997, the Partnership reinvested approximately $192,000 of the net sales proceeds in a property located in Miami, Florida, as tenants-in-common, with an affiliate of the general partners (see Note 5).

   In October 1997, the Partnership sold its property in Mason City, Iowa, to the tenant for $218,790 and received net sales proceeds of $216,528, resulting in a gain of $58,538 for financial reporting purposes. This property was originally acquired by the Partnership in March 1988 and had a cost of approximately $190,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $26,700 in excess of its original purchase price. In January 1998, the Partnership reinvested the net sales proceeds in a property in Overland Park, Kansas, with affiliates of the general partners, as tenants-in-common (see Note 5).

   During the year ended December 31, 1998, the Partnership sold its properties in Daytona Beach, Fernandina Beach and Punta Gorda, Florida, and Hagerstown, Maryland, for a total of $3,280,000 and received net sales proceeds of $3,214,616, resulting in a total gain of $596,586 for financial reporting purposes. In connection with the sales of the properties in Daytona Beach and Fernandina Beach, Florida, the Partnership incurred deferred, subordinated, real estate disposition fees of $53,400 (see Note 11).

   In September 1998, the Partnership entered into a new lease agreement for the Golden Corral property located in Stockbridge, Georgia. In connection therewith, the Partnership funded $150,000 in renovation costs.

   In addition, during the year ended December 31, 1998, the Partnership sold its property in Hazard, Kentucky to a third party for $435,000, and received net sales proceeds of $432,625, resulting in a loss of $99,265 for financial reporting purposes.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the year ended December 31, 1998, the Partnership recognized a loss of $88,824 (net of $25,996 in reserves and $103,830 in write-offs), income during 1997 of $40,000 (net of $15,384 in reserves) and income of $32,667 during 1996, of such rental income.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

     1999........................................................... $ 1,478,029
     2000...........................................................   1,478,029
     2001...........................................................   1,482,555
     2002...........................................................   1,459,600
     2003...........................................................   1,186,149
     Thereafter.....................................................   6,731,050
                                                                     -----------
                                                                     $13,815,412
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease term. In addition, this table does not include any amounts for future contingent rentals which may be received on the lease based on a percentage of the tenants' gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of net investment in direct financing leases at December 31:

                                                          1998        1997
                                                       ----------  ----------
   Minimum lease payments receivable.................. $2,042,847  $2,191,519
   Estimated residual value...........................    239,432     239,432
   Less unearned income............................... (1,369,387) (1,504,089)
                                                       ----------  ----------
                                                          912,892     926,862
   Less allowance for impairment in carrying value of
    investment in direct financing lease..............    (25,821)        --
                                                       ----------  ----------
   Net investment in direct financing leases.......... $  887,071  $  926,862
                                                       ==========  ==========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

     1999............................................................ $  148,672
     2000............................................................    148,672
     2001............................................................    148,672
     2002............................................................    148,672
     2003............................................................    148,672
     Thereafter......................................................  1,299,487
                                                                      ----------
                                                                      $2,042,847
                                                                      ==========

   The above table does not include future minimum lease payments for renewal periods or contingent rental payments that may become due in future periods (see Note 3).

   During 1998, the Partnership recorded an allowance for impairment in carrying value of net investment in direct financing lease of $25,821 for financial reporting purposes relating to the property in Hagerstown, Maryland, due to financial difficulties the tenant is experiencing. The allowance represents the difference between the carrying value of the property at December 31, 1998, and the current estimated net realizable value for this property.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


5. Investment in Joint Ventures:

   The Partnership has a 73.4% interest in the profits and losses of Titusville Joint Venture which is accounted for using the equity method. The remaining interest in the Titusville Joint Venture is held by an affiliate of the Partnership which has the same general partners.

   In July 1997, the Partnership acquired a property in Englewood Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 33 percent interest in this property.

   In addition, in December 1997, the Partnership acquired a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 9.84% interest in this property.

   In January 1998, the Partnership acquired a property located in Overland Park, Kansas, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 25.87% interest in this property.

   In May 1998, the Partnership entered into a joint venture arrangement, RTO Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. As of December 31, 1998, the Partnership had contributed $676,952 to purchase land and pay for construction relating to the joint venture. Construction was completed and rent commenced in December 1998. The Partnership holds a 46.88% interest in the profits and losses of this joint venture at December 31, 1998. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   Titusville Joint Venture, RTO Joint Venture, and the Partnership and affiliates, as tenants-in-common in three separate tenancy-in-common arrangements, each own and lease one property to operators of national fast-food or family-style restaurants. The following presents the joint venture's condensed financial information at December 31:

                                                           1998       1997
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for loss on
    land and building.................................  $3,598,641 $3,152,962
   Net investment in direct financing leases..........   3,418,537  1,003,680
   Cash...............................................      19,254     16,481
   Receivables........................................       1,241        --
   Accrued rental income..............................      66,668     11,621
   Other assets.......................................       2,679      1,480
   Liabilities........................................      59,453     18,722
   Partners' capital..................................   7,047,567  4,167,502
   Revenues...........................................     604,672     82,837
   Provision for loss on land and building............     125,251    147,100
   Net income (loss)..................................     404,446   (157,912)

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The Partnership recognized income of $22,708 and $11,740 for the years ended December 31, 1998 and 1996, respectively, and recognized a loss totaling $148,170, for the year ended December 31, 1997, relating to investment in joint ventures.

6. Mortgage Note Receivable:

   In connection with the sale of the property in Roswell, Georgia, in June 1997, the Partnership accepted a promissory note in the principal sum of $685,000 collateralized by a mortgage on the property. The Partnership collected the full amount of the outstanding mortgage note, including interest, during the year ended December 31, 1998.

   The mortgage note receivable consisted of the following at December 31:

                                                                 1998    1997
                                                                 ----- --------
   Principal balance............................................ $ --  $678,730
   Accrued interest receivable..................................   --     2,957
                                                                 ----- --------
                                                                 $ --  $681,687
                                                                 ===== ========

7. Receivables:

   During 1996, the Partnership terminated its lease with the former tenant of its properties in Hagerstown, Maryland. In connection therewith, the Partnership wrote off approximately $238,300 included in receivables relating to both the Denny's and Po Folks properties in Hagerstown, Maryland, and the related allowance for doubtful accounts. In October 1996, the Partnership entered into a lease agreement with a new tenant to operate the Denny's property and accepted a promissory note from the current tenant whereby $25,000, which had been included in receivables for past due rents from the former tenant, was converted to a loan receivable held by the Partnership to facilitate the asset purchase agreement between the former and current tenants. The promissory note bears interest at a rate of ten percent per annum, is being collected in 36 equal monthly installments of $807 and commenced in October 1996. Receivables at December 31, 1998 and 1997, include $7,109 and $16,318, respectively, including accrued interest of $142 and $164, respectively, relating to the promissory note.

8. Restricted Cash:

   As of December 31, 1997, net sales proceeds of $245,377 from the sale of the property in Bradenton, Florida and Mason City, Iowa, plus accrued interest of $6,502, were being held in interest-bearing escrow accounts pending the release of funds by the escrow agent to acquire additional properties on behalf of the Partnership. During the year ended December 31, 1998, these funds were released by the escrow agent and were used to acquire additional properties.

9. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, noncumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their cumulative 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1998, the Partnership declared distributions to the limited partners of $3,477,747 and during each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $2,376,000. Distributions for the year ended December 31, 1998, including $1,477,747 as a result of distributions of net sales proceeds from the sale of the properties in Fernandina Beach and Daytona Beach, Florida. This amount was applied toward the limited partners' cumulative 10% Preferred Return. No distributions have been made to the general partners to date.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


10. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
Net income for financial reporting
 purposes..................................  $1,736,883  $2,391,835  $1,814,657
Depreciation for tax reporting purposes in
 excess of depreciation for financial
 reporting purposes........................     (17,075)    (21,782)     (9,754)
Allowance for loss on land and building and
 impairment in carrying value of net
 investment in direct financing lease......      25,821      32,819         --
Direct financing leases recorded as
 operating leases for tax reporting
 purposes..................................      13,970      12,056       7,330
Gain on sale of land for tax reporting
 purposes..................................         --          --       20,724
Gain on sale of land and buildings for
 financial reporting purposes in excess of
 gain on sale for tax reporting purposes...    (115,137)   (689,281)        --
Equity in earnings of joint ventures for
 tax reporting purposes in excess of (less
 than) equity in earnings of joint ventures
 for financial reporting purposes..........      59,725     140,707      (1,329)
Allowance for doubtful accounts............        (871)     84,326    (283,135)
Accrued rental income......................      88,824     (40,000)    (32,667)
Capitalization of transaction costs for tax
 reporting purposes........................      14,227         --          --
Rents paid in advance......................       6,002     (16,680)     12,133
Minority interest in timing differences of
 consolidated joint venture................         (35)       (133)       (162)
                                             ----------  ----------  ----------
Net income for federal income tax
 purposes..................................  $1,812,334  $1,893,867  $1,527,797
                                             ==========  ==========  ==========

11. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a property management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one-half of one percent of the Partnership assets under management (valued at cost) annually. The property management fee is limited to one percent of the sum of gross operating revenues from joint ventures or competitive fees for comparable services. In addition, these fees will be incurred and will be payable only after the limited partners receive their aggregate, noncumulative 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no property management fees will be due or payable for such year. As a result of such threshold, no property management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties, based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

sales. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate, cumulative 10% Preferred Return, plus their adjusted capital contributions. During the years ended December 31, 1998 and 1997, the Partnership incurred $53,400 and $15,150, respectively, in deferred, subordinated real estate disposition fees as a result of the Partnership's sale of the properties in Daytona Beach and Fernandina Beach, Florida, and the Property in Chicago, Illinois, respectively. No deferred, subordinated real estate disposition fees were incurred for the year ended December 31, 1996.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliates provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $89,756, $87,056, and $85,906 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1998    1997
                                                               -------- -------
Due to Affiliates:
  Expenditures incurred on behalf of the Partnership.......... $ 41,888 $38,492
  Accounting and administrative services......................   42,449  43,746
  Deferred, subordinated real estate disposition fee..........   68,550  15,150
                                                               -------- -------
                                                               $152,887 $97,388
                                                               ======== =======

12. Concentration of Credit Risk:

   For the years ended December 31, 1998, 1997, and 1996, rental income from Golden Corral Corporation was $454,380, $474,553, and $490,196, respectively, representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates).

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
     Golden Corral Family Steakhouse Restaurants... $454,380 $474,553 $490,196
     KFC...........................................  277,508  261,415  254,646
     Pizza Hut.....................................  211,507  255,055  292,795
     Taco Bell.....................................      N/A  250,140  254,395
     Perkins.......................................      N/A      N/A  276,114
     Denny's.......................................      N/A  229,537  355,123

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to release the properties in a timely manner.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


13. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,082,901 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $20,535,734 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

14. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 13 being adjusted to 1,041,451 shares.

                            CNL INCOME FUND IV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-169

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-170

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-171

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-172

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-173

Report of Independent Certified Public Accountants.......................  F-175

Balance Sheets as of December 31, 1998 and 1997..........................  F-176

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-177

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-178

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-179

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-180

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September   December
                                                            30,         31,
                                                           1999        1998
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $4,048,725 and $3,744,609
 in 1999 and 1998, respectively.......................  $15,182,343 $15,486,459
Net investment in direct financing leases.............    1,200,393   1,231,482
Investment in joint ventures..........................    3,336,078   2,862,906
Cash and cash equivalents.............................      793,000     739,382
Restricted cash.......................................          --      537,274
Receivables, less allowance for doubtful accounts of
 $235,908 and $258,641 in 1999 and 1998,
 respectively.........................................       36,043      24,676
Prepaid expenses......................................       14,015       9,836
Lease costs, less accumulated amortization of $24,824
 and $21,450 in 1999 and 1998, respectively...........       30,320      18,094
Accrued rental income.................................      309,774     279,724
                                                        ----------- -----------
                                                        $20,901,966 $21,189,833
                                                        =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable......................................  $   128,858 $     4,503
Accrued and escrowed real estate taxes payable........       66,944      36,732
Distributions payable.................................      600,000     600,000
Due to related parties................................      192,846     148,978
Rents paid in advance and deposits....................       98,361      59,620
                                                        ----------- -----------
  Total liabilities...................................    1,087,009     849,833
Commitments and Contingencies (Note 4)
Partners' capital.....................................   19,814,957  20,340,000
                                                        ----------- -----------
                                                        $20,901,966 $21,189,833
                                                        =========== ===========



           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                         Quarter Ended     Nine Months Ended
                                         September 30,       September 30,
                                       ----------------- ---------------------
                                         1999     1998      1999       1998
                                       -------- -------- ---------- ----------
Revenues:
  Rental income from operating
   leases............................. $515,904 $547,853 $1,509,297 $1,598,854
  Earned income from direct financing
   leases.............................   30,595   31,630     92,585     95,611
  Contingent rental income............   30,685      --      65,059     37,207
  Interest and other income...........    7,288   24,951     24,257     46,143
                                       -------- -------- ---------- ----------
                                        584,472  604,434  1,691,198  1,777,815
                                       -------- -------- ---------- ----------
Expenses:
  General operating and
   administrative.....................   31,987   46,096    103,577    121,811
  Professional services...............    6,665    5,999     28,029     38,644
  Real estate taxes...................    6,257   26,225     20,112     46,980
  State and other taxes...............    1,635      --      17,030     15,747
  Depreciation and amortization.......  102,486  104,058    307,490    326,835
  Transaction costs...................   52,300      --     156,466        --
                                       -------- -------- ---------- ----------
                                        201,330  182,378    632,704    550,017
                                       -------- -------- ---------- ----------
Income Before Equity in Earnings
 (Loss) of Joint Ventures and Gain on
 Sale of Land and Buildings...........  383,142  422,056  1,058,494  1,227,798
Equity in Earnings (Loss) of Joint
 Ventures.............................   69,847    5,276    216,463   (143,612)
Gain on Sale of Land and Buildings....      --   170,281        --     226,024
                                       -------- -------- ---------- ----------
Net Income............................ $452,989 $597,613 $1,274,957 $1,310,210
                                       ======== ======== ========== ==========
Allocation of Net Income:
  General partners.................... $  4,529 $  5,195 $   12,749 $    7,612
  Limited partners....................  448,460  592,418  1,262,208  1,302,598
                                       -------- -------- ---------- ----------
                                       $452,989 $597,613 $1,274,957 $1,310,210
                                       ======== ======== ========== ==========
Net Income Per Limited Partner Unit... $   7.47 $   9.87 $    21.04 $    21.71
                                       ======== ======== ========== ==========
Weighted Average Number of Limited
 Partner Units Outstanding............   60,000   60,000     60,000     60,000
                                       ======== ======== ========== ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                      Nine Months
                                                         Ended      Year Ended
                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
General partners:
  Beginning balance.................................  $   769,078  $   756,354
  Net income........................................       12,749       12,724
                                                      -----------  -----------
                                                          781,827      769,078
                                                      -----------  -----------
Limited partners:
  Beginning balance.................................   19,570,922   21,395,945
  Net income........................................    1,262,208    1,808,725
  Distributions ($30.00 and $60.56 per limited
   partner unit, respectively)......................   (1,800,000)  (3,633,748)
                                                      -----------  -----------
                                                       19,033,130   19,570,922
                                                      -----------  -----------
    Total partners' capital.........................  $19,814,957  $20,340,000
                                                      ===========  ===========




           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
Net Cash Provided by Operating Activities............ $ 1,868,820  $ 1,794,173
                                                      -----------  -----------
Cash Flows from Investing Activities:
  Additions to land and buildings on operating
   leases............................................         --      (275,000)
  Proceeds from sale of land and buildings...........         --     2,526,354
  Investment in joint ventures.......................    (533,200)    (499,274)
  Decrease (Increase) in restricted cash.............     533,598     (533,598)
  Payment of lease costs.............................     (15,600)         --
                                                      -----------  -----------
  Net cash provided by (used in) investing
   activities........................................     (15,202)   1,218,482
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners..................  (1,800,000)  (3,123,748)
                                                      -----------  -----------
      Net cash used in financing activities..........  (1,800,000)  (3,123,748)
                                                      -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents.........................................      53,618     (111,093)
Cash and Cash Equivalents at Beginning of Period.....     739,382      876,452
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $   793,000  $   765,359
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Deferred real estate disposition fees incurred and
   unpaid at end of period........................... $       --   $    45,663
                                                      ===========  ===========
  Distributions declared and unpaid at end of
   period............................................ $   600,000  $   600,000
                                                      ===========  ===========



           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund IV, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Investment in Joint Ventures:

   In January 1999, the Partnership invested $533,200 in a property in Zephyrhills, Florida as tenants-in-common with CNL Income Fund XVII, Ltd., an affiliate of the general partners. As of March 31, 1999, the Partnership had a 76 percent interest in the property. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

   The following presents the combined, condensed financial information for all of the Partnership's investment in joint ventures and properties held as tenants-in-common at:

                                                    September 30, December 31,
                                                        1999          1998
                                                    ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for
    loss on land and building.....................   $5,255,671    $4,406,943
   Net investment in direct financing leases, less
    allowance for impairment in carrying value....      374,789       626,594
   Cash...........................................       28,258        14,025
   Receivables....................................        1,992        10,943
   Accrued rental income..........................      167,570       163,773
   Other assets...................................        2,954         2,513
   Liabilities....................................       45,096        27,211
   Partners' capital..............................    5,786,138     5,197,580
   Revenues.......................................      453,316       368,058
   Provision for loss on land and building and net
    investment in direct financing lease..........          --       (441,364)
   Net income (loss)..............................      331,019      (212,388)

   The Partnership recognized income totalling $216,463 and a loss totaling $143,612 for the nine months ended September 30, 1999 and 1998, respectively, of which income of $69,847 and a loss of $5,276 were recognized for the quarters ended September 30, 1999 and 1998, respectively, from these joint ventures.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

              Quarters and Six Months Ended June 30, 1999 and 1998

3. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

4. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,334,008 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $26,259,630 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Partners
CNL Income Fund IV, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund IV, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 18, 1999, except for the secondparagraph of Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building.................................... $15,486,459 $18,097,997
Net investment in direct financing leases.............   1,231,482   1,269,389
Investment in joint ventures..........................   2,862,906   2,708,012
Cash and cash equivalents.............................     739,382     876,452
Restricted cash.......................................     537,274         --
Receivables, less allowance for doubtful accounts of
 $258,641 and $295,580................................      24,676      37,669
Prepaid expenses......................................       9,836      11,115
Lease costs, less accumulated amortization of $21,450
 and $17,956..........................................      18,094      21,588
Accrued rental income.................................     279,724     287,466
Other assets..........................................         --          200
                                                       ----------- -----------
                                                       $21,189,833 $23,309,888
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     4,503 $     8,576
Accrued construction costs payable....................         --      250,000
Accrued and escrowed real estate taxes payable........      36,732      65,176
Distributions payable.................................     600,000     690,000
Due to related parties................................     148,978      93,854
Rents paid in advance and deposits....................      59,620      49,983
                                                       ----------- -----------
  Total liabilities...................................     849,833   1,157,589
Partners' capital.....................................  20,340,000  22,152,299
                                                       ----------- -----------
                                                       $21,189,833 $23,309,888
                                                       =========== ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              ----------------------------------
                                                 1998        1997        1996
                                              ----------  ----------  ----------
Revenues:
  Rental income from operating leases.......  $2,104,520  $2,058,703  $2,263,677
  Earned income from direct financing
   leases...................................     126,993     130,683     134,014
  Contingent rental income..................      83,377     117,031      97,318
  Interest and other income.................      60,950      35,221      47,855
                                              ----------  ----------  ----------
                                               2,375,840   2,341,638   2,542,864
                                              ----------  ----------  ----------
Expenses:
  General operating and administrative......     151,775     149,808     161,714
  Professional services.....................      43,609      33,439      29,289
  Bad debt expense..........................         --       12,794         --
  Real estate taxes.........................      31,879      65,316      37,589
  State and other taxes.....................      15,747      16,476      21,694
  Depreciation and amortization.............     428,975     455,895     444,232
Transaction costs...........................      18,286         --          --
                                              ----------  ----------  ----------
                                                 690,271     733,728     694,518
                                              ----------  ----------  ----------
Income Before Equity in Earnings (Losses) of
 Joint Ventures, Gain (Loss) on Sale of Land
 and Buildings and Provision for Loss on
 Land and Building..........................   1,685,569   1,607,910   1,848,346
Equity in Earnings (Losses) of Joint
 Ventures...................................     (90,144)    189,747     277,431
Gain (Loss) on Sale of Land and Buildings...     226,024      (6,652)    221,390
Provision for Loss on Land and Building.....         --      (70,337)        --
                                              ----------  ----------  ----------
Net Income..................................  $1,821,449  $1,720,668  $2,347,167
                                              ==========  ==========  ==========
Allocation of Net Income:
  General partners..........................  $   12,724  $   15,697  $   22,219
  Limited partners..........................   1,808,725   1,704,971   2,324,948
                                              ----------  ----------  ----------
                                              $1,821,449  $1,720,668  $2,347,167
                                              ==========  ==========  ==========
Net Income Per Limited Partner Unit.........  $    30.15  $    28.42  $    38.75
                                              ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................      60,000      60,000      60,000
                                              ==========  ==========  ==========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $241,504     $160,634    $30,000,000  $(19,687,963)  $16,013,989 $(3,440,000) $23,288,164
 Contributions from
  general partners......      22,300          --             --            --            --          --        22,300
 Distributions to
  limited partners ($46
  per limited partner
  unit).................         --           --             --     (2,760,000)          --          --    (2,760,000)
 Net income.............         --        22,219            --            --      2,324,948         --     2,347,167
                            --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     263,804      182,853     30,000,000   (22,447,963)   18,338,937  (3,440,000)  22,897,631
 Contributions from
  general partners......     294,000          --             --            --            --          --       294,000
 Distributions to
  limited partners ($46
  per limited partner
  unit).................         --           --             --     (2,760,000)          --          --    (2,760,000)
 Net income.............         --        15,697            --            --      1,704,971         --     1,720,668
                            --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     557,804      198,550     30,000,000   (25,207,963)   20,043,908  (3,440,000)  22,152,299
 Distributions to
  limited partners ($61
  per limited partner
  unit).................         --           --             --     (3,633,748)          --          --    (3,633,748)
 Net income.............         --        12,724            --            --      1,808,725         --     1,821,449
                            --------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $557,804     $211,274    $30,000,000  $(28,841,711)  $21,852,633 $(3,440,000) $20,340,000
                            ========     ========    ===========  ============   =========== ===========  ===========



                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 2,351,732  $ 2,345,612  $ 2,588,248
 Distributions from joint ventures......      248,360      265,473      305,866
 Cash paid for expenses.................     (274,436)    (211,213)    (206,059)
 Interest received......................       36,664       18,100       25,909
                                          -----------  -----------  -----------
   Net cash provided by operating
    activities..........................    2,362,320    2,417,972    2,713,964
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  building..............................    2,526,354      378,149    1,049,550
 Additions to land and buildings on
  operating leases......................     (275,000)         --    (1,035,516)
 Investment in joint ventures...........     (493,398)         --      (437,489)
 Decrease (increase) in restricted
  cash..................................     (533,598)         --       518,150
 Payment of lease costs.................          --       (17,384)      (2,230)
 Other..................................          --         9,122          --
                                          -----------  -----------  -----------
   Net cash provided by investing
    activities..........................    1,224,358      369,887       92,465
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Contributions from general partners....          --       294,000       22,300
 Distributions to limited partners......   (3,723,748)  (2,760,000)  (2,760,000)
                                          -----------  -----------  -----------
   Net cash used in financing
    activities..........................   (3,723,748)  (2,466,000)  (2,737,700)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................     (137,070)     321,859       68,729
Cash and Cash Equivalents at Beginning
 of Year................................      876,452      554,593      485,864
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   739,382  $   876,452  $   554,593
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 1,821,449  $ 1,720,668  $ 2,347,167
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Depreciation...........................      425,481      453,397      442,065
 Amortization...........................        3,494        2,498        2,167
 Equity in earnings of joint ventures,
  net of distributions..................      338,504       75,726       28,435
 Bad debt expense.......................          --        12,794          --
 Loss (gain) on sale of land and
  buildings.............................     (226,024)       6,652     (221,390)
 Provision for loss on land and
  building..............................          --        70,337          --
 Decrease in receivables................        8,607        5,422       41,531
 Decrease (increase) in prepaid
  expenses..............................        1,279         (180)      (1,202)
 Decrease in net investment in direct
  financing leases......................       37,907       34,215       30,885
 Increase in accrued rental income......      (40,515)     (39,669)     (21,520)
 Increase (decrease) in accounts
  payable and accrued expenses..........      (26,960)      31,976       11,162
 Increase in due to related parties.....        9,461       26,701       39,987
 Increase in rents paid in advance and
  deposits..............................        9,637       17,435       14,677
                                          -----------  -----------  -----------
   Total adjustments....................      540,871      697,304      366,797
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 2,362,320  $ 2,417,972  $ 2,713,964
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Deferred real estate disposition fees
  incurred and unpaid at December 31....  $    45,663  $       --   $       --
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $   600,000  $   690,000  $   690,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund IV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture, Kingsville Real Estate Joint Venture, Warren Joint Venture, and a property in Clinton, North Carolina, held as tenants-in-common, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees associated with negotiating new leases are amortized over the terms of the new leases using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of one of these leases is an operating lease. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments,

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996 fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two or four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 7,244,512  $ 8,328,572
   Buildings..........................................  11,986,556   13,684,194
                                                       -----------  -----------
                                                        19,231,068   22,012,766
   Less accumulated depreciation......................  (3,744,609)  (3,844,432)
                                                       -----------  -----------
                                                        15,486,459   18,168,334
   Less allowance for loss on land and building.......         --       (70,337)
                                                       -----------  -----------
                                                       $15,486,459  $18,097,997
                                                       ===========  ===========

   In July 1997, the Partnership entered into new leases for the properties in Portland and Winchester, Indiana, with a new tenant to operate the properties as Arby's restaurants. In connection therewith, the Partnership incurred $125,000 in renovation costs for each property.

   In November 1997, the Partnership sold its property in Douglasville, Georgia to an unrelated third party for $402,000 and received net sales proceeds of $378,149 (net of $2,546 which represents amounts due to the former tenant for prorated rent). This property was originally acquired by the Partnership in December 1994 and had a cost of approximately $363,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $16,900 in excess of its original purchase price. Due to the fact that the Partnership had recognized accrued rental income since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, the Partnership wrote off the cumulative balance of such accrued rental income at the time of the sale of this property, resulting in a loss of $6,652 for financial reporting purposes. Due to the fact that the straight-lining of future rent increases over the term of the lease is a non-cash accounting adjustment, the write off of these amounts is a loss for financial statement purposes only.

   In March 1998, the Partnership sold its property in Fort Myers, Florida, to a third party for $842,100 and received net sales proceeds of $794,690, resulting in a gain of $225,902 for financial reporting purposes. This property was originally acquired by the Partnership in December 1988 and had a cost of approximately $598,000 excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the Property for approximately $196,700 in excess of its original purchase price.

   In March 1998, the Partnership sold its property in Union Township, Ohio to a third party for $680,000 and received net sales proceeds of $674,135, resulting in a loss of $104,987 for financial reporting purposes.

   In connection with the sale of the properties described above, the Partnership incurred deferred, subordinated, real estate disposition fees of $45,663 (see Note 10).

   In July 1998, the Partnership sold its property in Leesburg, Florida, for $565,000 and received net sales proceeds of $523,931, resulting in a loss for financial reporting purposes of $135,509. Due to the fact that at

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996
December 31, 1997, the Partnership had recorded a provision for loss on land and building in the amount of $70,337 for this property, the Partnership recognized the remaining loss of $65,172 for financial reporting purposes in July 1998, relating to the sale.

   In September 1998, the Partnership sold its property in Naples, Florida, to a third party for $563,000 and received net sales proceeds of $533,598, resulting in a gain of $170,281 for financial reporting purposes. This property was originally acquired by the Partnership in December 1988 and had a cost of approximately $410,500 excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $123,100 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $40,515, $39,669 and
$21,520, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 1,975,839
   2000.............................................................   1,977,929
   2001.............................................................   1,947,479
   2002.............................................................   1,951,578
   2003.............................................................   1,759,818
   Thereafter.......................................................  10,670,163
                                                                     -----------
                                                                     $20,282,806
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                           1998        1997
                                                        ----------  -----------
   Minimum lease payments receivable................... $1,660,791  $ 1,825,690
   Estimated residual values...........................    527,829      527,829
   Less unearned income................................   (957,138)  (1,084,130)
                                                        ----------  -----------
   Net investment in direct financing leases........... $1,231,482  $ 1,269,389
                                                        ==========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

   1999.............................................................. $  164,899
   2000..............................................................    164,899
   2001..............................................................    164,899
   2002..............................................................    164,899
   2003..............................................................    164,899
   Thereafter........................................................    836,296
                                                                      ----------
                                                                      $1,660,791
                                                                      ==========

                           CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   As of December 31, 1997, the Partnership had a 51 percent, a 26.6%, a 57 percent, a 96.1% and a 68.87% interest in the profits and losses of Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture and Kingsville Real Estate Joint Venture, respectively, and a 53 percent interest in the profits and losses of a property in Clinton, North Carolina, held as tenants-in-common with affiliates of the general partners.

   The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners. Holland Joint Venture, Titusville Joint Venture, Cocoa Joint Venture, Auburn Joint Venture, Kingsville Real Estate Joint Venture and the Partnership and affiliates, as tenants-in-common, each own and lease one property to an operator of national fast-food or family-style restaurants.

   In September 1998, the Partnership entered into a joint venture arrangement, Warren Joint Venture, with an affiliate of the general partners, to hold one restaurant property. As of December 31, 1998, the Partnership had acquired a 35.71% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliates.

   The following presents the joint ventures' combined, condensed financial information at December 31:

                                                         1998        1997
                                                      ----------  ----------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for loss
    on land and building............................. $4,406,943  $3,338,372
   Net investment in direct financing leases less
    allowance for loss on building...................    626,594     842,633
   Cash..............................................     14,025      12,331
   Receivables.......................................     10,943      40,456
   Accrued rental income.............................    163,773     177,567
   Other assets......................................      2,513       2,029
   Liabilities.......................................     27,211      16,283
   Partners' capital.................................  5,197,580   4,397,105
   Revenues..........................................    368,058     434,177
   Provision for loss on land and buildings and net
    investment in direct financing lease.............   (441,364)   (147,039)
   Net income........................................   (212,388)    126,271

   The Partnership recognized a loss totalling $90,144 and income totalling $189,747 and $277,431 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Restricted Cash:

   As of December 31, 1998, the net sales proceeds of $533,598 from the sale of the property in Naples, Florida, plus accrued interest of $3,676 were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property on behalf of the Partnership.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

7. Receivables:

   In June 1997, the Partnership terminated the leases with the tenant of the properties in Portland and Winchester, Indiana. In connection therewith, the Partnership accepted a promissory note from the former tenant for $32,343 for amounts relating to past due real estate taxes the Partnership had accrued as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. As of December 31, 1998, the Partnership had collected the full amount of the promissory note.

8. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of property, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property not in liquidation of the Partnership is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,633,748, $2,760,000, and $2,760,000, respectively. Distributions for the year ended December 31, 1998 included $1,233,748 as a result of the distribution of net sales proceeds from the sale of the properties in Fort Myers, Florida and Union Township, Ohio. This amount was applied toward the limited partners' 10% Preferred Return. No distributions have been made to the general partners to date.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

9. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $1,821,449  $1,720,668  $2,347,167
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................      (8,014)     (9,203)    (17,764)
   Allowance for loss on land and
    building...............................         --       70,337         --
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      37,907      34,215      30,885
   Gain on sale of land and buildings for
    financial reporting purposes less than
    (in excess of) gain for tax reporting
    purposes...............................    (231,919)     44,918    (140,228)
   Capitalization of transaction costs for
    tax reporting purposes.................      18,286         --          --
   Equity in earnings of joint ventures for
    financial reporting purposes less than
    (in excess of) equity in earnings of
    joint ventures for tax reporting
    purposes...............................     319,186      51,115     (25,853)
   Allowance for doubtful accounts.........     (36,939)    138,647      (9,933)
   Accrued rental income...................     (40,515)    (39,669)    (21,520)
   Rents paid in advance...................       9,137       7,435      14,677
   Other...................................         501         --          --
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $1,889,079  $2,018,463  $2,177,431
                                             ==========  ==========  ==========

10. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director, and vice chairman of the Board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to collectively as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners have not received their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996 sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. For the year ended December 31, 1998, the Partnership incurred $45,663 in deferred, subordinated, real estate disposition fees as a result of the sales of properties. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1997 and 1996.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $94,365, $81,838 and $85,899 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                  1998    1997
                                                                -------- -------
   Due to the Affiliate:
     Expenditures incurred on behalf of the Partnership........ $ 53,363 $48,126
     Accounting and administrative services....................   49,952  40,728
     Deferred, subordinated real estate disposition fee........   45,663     --
   Other.......................................................      --    5,000
                                                                -------- -------
                                                                $148,978 $93,854
                                                                ======== =======

11. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for each of the years ended December 31:

                                                        1998     1997     1996
                                                      -------- -------- --------
   Shoney's, Inc..................................... $413,755 $427,238 $425,390
   Tampa Foods, L.P..................................      N/A      N/A  291,347

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Shoney's......................................... $541,175 $557,303 $557,841
   Wendy's Old Fashioned Hamburger Restaurants......  437,896  432,585  499,305
   Denny's..........................................      N/A  345,749  360,080
   Taco Bell........................................      N/A  262,909  251,314

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these lessees or restaurant chains could significantly impact the results of operations of the Partnership.

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

12. Subsequent Events:

   In January 1999, the Partnership used the net sales proceeds from the sale of the property in Naples, Florida to invest in a Property in Zephyrhills, Florida, with an affiliate of the general partners as tenants-in-common for a 76 percent interest in the property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with affiliates. On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,668,016 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $26,259,630 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

13. Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 12 being adjusted to 1,334,008 shares.

                            CNL INCOME FUND V, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-190

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-191

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-192

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-193

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-194

Report of Independent Certified Public Accountants.......................  F-198

Balance Sheets as of December 31, 1998 and 1997..........................  F-199

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-200

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-201
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-202

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-203

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                       September
                                                          30,     December 31,
                                                         1999         1998
                                                      ----------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,939,373 and
 $1,895,755 in 1999 and 1998, respectively and
 allowance for loss on land and buildings of $823,333
 and $653,851 in 1999 and 1998, respectively......... $ 9,406,144 $10,660,128
Net investment in direct financing leases............   1,680,724   1,708,966
Investment in joint ventures.........................   2,395,508   2,282,012
Mortgage notes receivable, less deferred gain of
 $137,629 and $319,866 in 1999 and 1998, respective-
 ly..................................................     870,370   1,748,060
Cash and cash equivalents............................   2,285,305     352,648
Receivables, less allowance for doubtful accounts of
 $140,966 and $141,505 in 1999 and 1998, respective-
 ly..................................................      17,811      87,490
Prepaid expenses.....................................       5,809       1,872
Accrued rental income................................     285,058     239,963
Other assets.........................................      54,346      54,346
                                                      ----------- -----------
                                                      $17,001,075 $17,135,485
                                                      =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable.....................................     115,298 $     7,546
Accrued and escrowed real estate taxes payable.......      10,426      10,361
Distributions payable................................     500,000     500,000
Due to related parties...............................     304,583     228,448
Rents paid in advance................................      24,231       6,112
                                                      ----------- -----------
    Total liabilities................................     954,538     752,467
Commitments and Contingencies (Note 6)
Minority interest....................................      81,558     155,916
Partners' capital....................................  15,964,979  16,227,102
                                                      ----------- -----------
                                                      $17,001,075 $17,135,485
                                                      =========== ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                      September 30,         September 30,
                                    ------------------  ----------------------
                                      1999      1998       1999        1998
                                    --------  --------  ----------  ----------
Revenues:
  Rental income from operating
   leases.......................... $280,162  $297,826  $  855,847  $  909,332
  Earned income from direct
   financing leases................   45,547    50,326     137,147     152,669
  Interest and other income........   45,154    58,791     147,128     223,647
                                    --------  --------  ----------  ----------
                                     370,863   406,943   1,140,122   1,285,648
                                    --------  --------  ----------  ----------
Expenses:
  General operating and
   administrative..................   32,761    35,693     103,763     113,010
  Bad debt expense.................      --        --          --        5,882
  Professional services............   12,772     3,235      31,354      13,314
  Real estate taxes................    8,816    10,138      25,303      26,558
  State and other taxes............      --        --        6,404       9,658
  Depreciation.....................   60,067    71,743     184,246     201,720
  Transaction costs................   44,344       --      135,532         --
                                    --------  --------  ----------  ----------
                                     158,760   120,809     486,602     370,142
                                    ========  ========  ==========  ==========
Income Before Minority Interest in
 Loss of Consolidated Joint
 Venture, Equity in Earnings of
 Unconsolidated Joint Ventures,
 Gain on Sale of Land and Buildings
 and Provision for Loss on Land and
 Buildings.........................  212,103   286,134     653,520     915,506
Minority Interest in Loss of Con-
 solidated Joint Venture...........   65,186     3,955      74,358      13,405
Equity in Earnings of Unconsoli-
 dated Joint Ventures..............   54,476    40,315     283,741     112,418
Gain on Sale of Land and Build-
 ings..............................      318       838     395,740     443,443
Provision for Loss on Land and
 Buildings......................... (169,482) (120,508)   (169,482)   (273,141)
                                    --------  --------  ----------  ----------
Net Income......................... $162,601  $210,734  $1,237,877  $1,211,631
                                    ========  ========  ==========  ==========
Allocation of Net Income:
  General partners................. $  1,625  $    179  $   10,782  $    6,534
  Limited partners.................  160,976   210,555   1,227,095   1,205,097
                                    --------  --------  ----------  ----------
                                    $162,601  $210,734  $1,237,877  $1,211,631
                                    ========  ========  ==========  ==========
  Net Income Per Limited Partner
   Unit............................ $   3.22  $   4.21  $    24.54  $    24.10
                                    ========  ========  ==========  ==========
  Weighted Average Number of
   Limited Partner Units
   Outstanding.....................   50,000    50,000      50,000      50,000
                                    ========  ========  ==========  ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   503,730    $   493,982
  Net income....................................         10,782          9,748
                                                    -----------    -----------
                                                        514,512        503,730
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     15,723,372     18,026,552
  Net income....................................      1,227,095      1,535,147
  Distributions ($30.00 and $76.77 per limited
   partner unit, respectively)..................     (1,500,000)    (3,838,327)
                                                    -----------    -----------
                                                     15,450,467     15,723,372
                                                    -----------    -----------
Total partners' capital.........................    $15,964,979    $16,227,102
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September  30,
                                                        ----------------------
                                                           1999        1998
                                                        ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents
 Net Cash Provided by Operating Activities............. $1,268,379  $1,230,725
                                                        ----------  ----------
 Cash Flows from Investing Activities:
  Proceeds from sale of land and buildings.............  1,113,759   2,125,220
  Additions to land and building on operating lease....        --     (125,000)
  Investment in joint venture..........................        --     (713,480)
  Collections on mortgage notes receivable.............  1,050,519      15,757
                                                        ----------  ----------
   Net cash provided by investing activities...........  2,164,278   1,302,497
                                                        ----------  ----------
 Cash Flows from Financing Activities:
  Distributions to limited partners.................... (1,500,000) (3,413,327)
                                                        ----------  ----------
   Net cash used in financing activities............... (1,500,000) (3,413,327)
                                                        ----------  ----------
Net Increase (Decrease) in Cash and Cash Equivalents...  1,932,657    (880,105)
Cash and Cash Equivalents at Beginning of Period.......    352,648   1,361,290
                                                        ----------  ----------
Cash and Cash Equivalents at End of Period............. $2,285,305  $  481,185
                                                        ==========  ==========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
 Deferred real estate disposition fees incurred and
  unpaid at end of period.............................. $      --   $   65,400
                                                        ==========  ==========
 Distributions declared and unpaid at end of period.... $  500,000  $  500,000
                                                        ==========  ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund V, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its 66.5% interest in CNL/Longacre Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

2. Land and Buildings on Operating Leases:

   As of December 31, 1998, the Partnership had established an allowance for loss on land and buildings of $653,851, for financial reporting purposes, relating to the properties in Belding, Michigan and Daleville, Indiana and the property in Lebanon, New Hampshire, owned by the Partnership's consolidated joint venture, CNL/Longacre Joint Venture. During the quarter ended September 30, 1999, CNL/Longacre Joint Venture increased its allowance by $169,482 for the property in Lebanon, New Hampshire, based on a change in the current estimate of net realizable value for the property. The allowances represent the difference between the net carrying values of properties at September 30, 1999 and current estimates of net realizable values of these properties.

   During the nine months ended September 30, 1999, the Partnership sold its properties in Endicott and Ithaca, New York, to the tenant for a total of $1,125,000 and received net sales proceeds of $1,113,759 resulting in a total gain of $213,503 for financial reporting purposes. These properties were originally acquired by the Partnership in December 1989 and had costs totaling approximately $942,600, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $171,200 in excess of their original purchase prices.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998


3. Investment in Joint Ventures:

   In June 1999, Halls Joint Venture, in which the Partnership owns a 48.9% interest, sold its property to the tenant, in accordance with the purchase option under the lease agreement, for $891,915. This resulted in a gain to the joint venture of approximately $239,300 for financial reporting purposes. The property was originally contributed to Halls Joint Venture in February 1990 and had a total cost of approximately $672,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $219,900 in excess of its original purchase price. The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures at:

                                                   September 30, December 31,
                                                       1999          1998
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $4,170,068    $4,812,568
   Net investment in direct financing lease.......     811,050       817,525
   Cash...........................................      24,423        17,992
   Restricted cash................................     896,957           --
   Receivables....................................         --          5,168
   Prepaid expenses...............................         520           458
   Accrued rental income..........................      91,469       112,279
   Liabilities....................................      53,234        46,398
   Partners' capital..............................   5,941,253     5,719,592
   Revenues.......................................     480,861       555,103
   Gain on sale of property.......................     239,336           --
   Net income.....................................     647,656       454,922

   The Partnership recognized income totaling $83,741 and $112,418 for the nine months ended September 30, 1999 and 1998, respectively, from these joint venture, $54,476 and $40,315 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

4. Mortgage Notes Receivable:

   As of December 31, 1998, the Partnership had accepted two promissory notes in connection with the sale of two of its properties. During the nine months ended September 30, 1999, the Partnership collected the outstanding balance of $1,043,770 relating to the promissory note accepted in connection with the sale of the property in St. Cloud, Florida, and in connection therewith, the Partnership recognized the remaining gain of $181,610 relating to this property, in accordance with Statement of Financial Accounting Standards
No. 66, "Accounting for Sales of Real Estate."

5. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

6. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,024,516 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was

$20,212,956 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

7. Concentration of Credit Risk:

   The following schedule presents total rental, earned, and mortgage interest income from individual lessee, each representing more than ten percent of the Partnership's rental, earned, and mortgage interest income (including the Partnership's share of total rental and earned income from joint ventures and properties held as tenants-in-common with affiliates), for at least one of the nine months ended September 30:

                                                                1999     1998
                                                              -------- --------
     Golden Corral Corporation............................... $146,633 $146,633
     Slaymaker Group, Inc. ..................................  138,175  139,005

   In addition, the following schedule presents total rental, earned, and mortgage interest income from individual restaurant chains, each representing more than ten percent of the Partnership's rental, earned, and mortgage interest income (including the Partnership's share of total rental and earned income from joint

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

ventures and properties held as tenants-in-common with affiliates) for at least one of the nine months ended September 30:

                                                                 1999     1998
                                                               -------- --------
Golden Corral................................................. $146,633 $146,633
Tony Roma's...................................................  138,175  139,005

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains, could significantly impact the results of operations of the Partnership if the Partnership is not able to re- lease the properties in a timely manner.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund V, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund V, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 18, 1999, except for Note 12 for which the date is March 11, 1999 and
 Note 13 for which the date is June 3, 1999

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and buildings.................................... $10,660,128 $12,421,143
Net investment in direct financing leases..............   1,708,966   2,277,481
Investment in joint ventures...........................   2,282,012   1,558,709
Mortgage notes receivable, less deferred gain..........   1,748,060   1,758,167
Cash and cash equivalents..............................     352,648   1,361,290
Receivables, less allowance for doubtful accounts of
 $141,505 and $137,892.................................      87,490     108,261
Prepaid expenses.......................................       1,872       9,307
Accrued rental income..................................     239,963     169,726
Other assets...........................................      54,346      54,346
                                                        ----------- -----------
                                                        $17,135,485 $19,718,430
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     7,546 $    24,229
Accrued construction costs payable.....................         --      125,000
Accrued and escrowed real estate taxes payable.........      10,361      93,392
Distributions payable..................................     500,000     575,000
Due to related parties.................................     228,448     143,867
Rents paid in advance and deposits.....................       6,112      13,479
                                                        ----------- -----------
    Total liabilities..................................     752,467     974,967
Minority interest......................................     155,916     222,929
Partners' capital......................................  16,227,102  18,520,534
                                                        ----------- -----------
                                                        $17,135,485 $19,718,430
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Revenues:
  Rental income from operating leases......  $1,168,301  $1,343,833  $1,746,021
  Earned income from direct financing
   leases..................................     199,002     157,134     185,552
  Contingent rental income.................     133,179     233,663     130,167
  Interest and other income................     282,795     302,503     147,804
                                             ----------  ----------  ----------
                                              1,783,277   2,037,133   2,209,544
                                             ----------  ----------  ----------
Expenses:
  General operating and administrative.....     166,878     166,346     178,991
  Professional services....................      20,542      23,172      22,605
  Bad debt expense.........................       5,882       9,007         --
  Real estate taxes........................      35,434      39,619      40,711
  State and other taxes....................       9,658      11,897      12,492
  Depreciation and amortization............     267,254     324,431     376,766
  Transaction costs........................      14,644         --          --
                                             ----------  ----------  ----------
                                                520,292     574,472     631,565
                                             ----------  ----------  ----------
Income Before Minority Interest in Loss of
 Consolidated Joint Venture, Equity in
 Earnings Of Unconsolidated Joint Ventures,
 Gain on Sale of Land and Buildings and
 Provision for Loss on Land and Buildings..   1,262,985   1,462,661   1,577,979
Minority interest in Loss of Consolidated
 Joint Venture.............................      67,013      54,622      23,884
Equity in Earnings of Unconsolidated Joint
 Ventures..................................     173,941      56,015      46,452
Gain on Sale of Land and Buildings.........     444,113     409,311      19,369
Provision for Loss on Land and Buildings ..    (403,157)   (250,694)   (239,525)
                                             ----------  ----------  ----------
Net Income.................................  $1,544,895  $1,731,915  $1,428,159
                                             ==========  ==========  ==========
Allocation of Net Income:
  General partners.........................  $    9,748  $   11,809  $   12,513
  Limited partners.........................   1,535,147   1,720,106   1,415,646
                                             ----------  ----------  ----------
                                             $1,544,895  $1,731,915  $1,428,159
                                             ==========  ==========  ==========
Net Income Per Limited Partner Unit........  $    30.70  $    34.40  $    28.31
                                             ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding.........................      50,000      50,000      50,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                          General Partners                  Limited Partners
                          ----------------- -------------------------------------------------
                                   Accumu-                              Accumu-
                          Contri-   lated     Contri-     Distri-        lated    Syndication
                          butions  Earnings   butions     butions      Earnings      Costs        Total
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995...................  $ 77,500 $126,460 $25,000,000 $(15,168,240) $12,524,040 $(2,865,000) $19,694,760
 Contributions from
  general partner.......   159,700      --          --           --           --          --       159,700
 Distributions to
  limited partners ($46
  per limited partner
  unit).................       --       --          --    (2,300,000)         --          --    (2,300,000)
 Net income.............       --    12,513         --           --     1,415,646         --     1,428,159
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................   237,200  138,973  25,000,000  (17,468,240)  13,939,686  (2,865,000)  18,982,619
 Contributions from
  general partner.......   106,000      --          --           --           --          --       106,000
 Distributions to
  limited partners ($46
  per limited partner
  unit).................       --       --          --    (2,300,000)         --          --    (2,300,000)
 Net income.............       --    11,809         --           --     1,720,106         --     1,731,915
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997...................   343,200  150,782  25,000,000  (19,768,240)  15,659,792  (2,865,000)  18,520,534
 Distributions to
  limited partners ($77
  per limited partner
  unit).................       --       --          --    (3,838,327)         --          --    (3,838,327)
 Net income.............       --     9,748         --           --     1,535,147         --     1,544,895
                          -------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1998...................  $343,200 $160,530 $25,000,000 $(23,606,567) $17,194,939 $(2,865,000) $16,227,102
                          ======== ======== =========== ============  =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 1,490,412  $ 1,771,467  $ 2,083,722
 Distributions from unconsolidated joint
  ventures..............................      215,839       53,176       53,782
 Cash paid for expenses.................     (331,363)    (305,341)    (161,730)
 Interest received......................      274,847      293,929      127,971
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    1,649,735    1,813,231    2,103,745
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  buildings.............................    2,125,220    5,271,796      100,000
 Additions to land and buildings on
  operating leases......................     (125,000)  (1,900,790)         --
 Investment in direct financing leases..          --      (911,072)         --
 Investment in joint ventures...........     (765,201)  (1,090,062)         --
 Collections on mortgage notes
  receivable............................       19,931        9,265        6,712
 Other..................................          --           --       (26,287)
                                          -----------  -----------  -----------
  Net cash provided by investing
   activities...........................    1,254,950    1,379,137       80,425
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Contributions from general partner.....          --       106,000      159,700
 Distributions to limited partners......   (3,913,327)  (2,300,000)  (2,300,000)
                                          -----------  -----------  -----------
  Net cash used in financing
   activities...........................   (3,913,327)  (2,194,000)  (2,140,300)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................   (1,008,642)     998,368       43,870
Cash and Cash Equivalents at Beginning
 of Year................................    1,361,290      362,922      319,052
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   352,648  $ 1,361,290  $   362,922
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 1,544,895  $ 1,731,915  $ 1,428,159
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Bad debt expense.......................        5,882        9,007          --
 Depreciation...........................      267,254      324,431      376,766
 Minority interest in loss of
  consolidated joint venture............      (67,013)     (54,622)     (23,884)
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..       41,898       (2,839)       7,330
 Gain on sale of land and buildings.....     (444,113)    (409,311)     (19,369)
 Provisions for loss on land and
  buildings.............................      403,157      250,694      239,525
 Decrease in net investment in direct
  financing leases......................       38,017       42,682       46,387
 Decrease (increase) in accrued interest
  on mortgage note receivable...........       (6,533)       6,788       (9,414)
 Decrease (increase) in receivables.....       17,333      (43,006)      10,270
 Decrease in prepaid expenses...........        7,435        1,109        1,505
 Increase in accrued rental income......      (70,237)     (19,527)     (27,875)
 Increase (decrease) in accounts payable
  and accrued expenses..................     (100,554)     (12,509)      32,032
 Increase (decrease) in due to related
  parties...............................       19,181      (13,322)      59,945
 Increase (decrease) in rents paid in
  advance and deposits..................       (6,867)       1,741      (17,632)
                                          -----------  -----------  -----------
  Total adjustments.....................      104,840       81,316      675,586
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 1,649,735  $ 1,813,231  $ 2,103,745
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Mortgage note accepted in connection
  with sale of land and buildings.......  $       --   $       --   $ 1,057,299
                                          ===========  ===========  ===========
 Deferred real estate disposition fees
  incurred and unpaid at end of year....  $    65,400  $       --   $    34,500
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $   500,000  $   575,000  $   575,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund V, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income are considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 66.5% interest in CNL/Longacre Joint Venture, a Florida general partnership, using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership accounts for its interest in Cocoa Joint Venture, Halls Joint Venture, RTO Joint Venture and a property in each of Mesa, Arizona and Vancouver, Washington, held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and properties.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases;

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

however, some leases have been classified as direct financing leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                         1998         1997
                                                      -----------  -----------
     Land............................................ $ 5,352,136  $ 6,069,665
     Buildings.......................................   7,857,598    8,546,530
                                                      -----------  -----------
                                                       13,209,734   14,616,195
     Less accumulated depreciation...................  (1,895,755)  (1,944,358)
                                                      -----------  -----------
                                                       11,313,979   12,671,837
     Less allowance for loss on land and buildings...    (653,851)    (250,694)
                                                      -----------  -----------
                                                      $10,660,128  $12,421,143
                                                      ===========  ===========

   In January 1997, the Partnership sold its property in Franklin, Tennessee, to the tenant for $980,000 and received net sales proceeds of $960,741. Since the Partnership had established an allowance for loss on land and building as of December 31, 1996, no loss was recognized during 1997 as a result of the sale. The Partnership used $360,000 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners.

   In June 1997, the Partnership entered into an operating agreement for the property located in South Haven, Michigan, with an operator to operate the property as an Arby's restaurant. In connection therewith, the Partnership used approximately $120,400 of the net sales proceeds from the sale of the property in Franklin, Tennessee, for conversion costs associated with the Arby's property. The Partnership reinvested the majority of the remaining net sales proceeds in additional properties.

   During 1997, the Partnership sold its properties in Salem, New Hampshire; Port St. Lucie, Florida; and Tampa, Florida for a total of $3,365,172 and received net sales proceeds totalling $3,291,566 resulting in a total gain of $447,521 for financial reporting purposes. These properties were originally acquired by the Partnership in 1989 and had total costs of approximately $2,934,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the properties for approximately $357,300 in excess of their original purchase prices. The Partnership reinvested the majority of net sales proceeds in additional properties.

   In November 1997, the Partnership sold its property in Richmond, Indiana, to a third party for $400,000 and received net sales proceeds of $385,179. As a result of this transaction, the Partnership recognized a loss of $141,567 for financial reporting purposes. In December 1997, the Partnership reinvested the net sales proceeds in a property located in Vancouver, Washington, as tenants-in-common with affiliates of the general partners (see Note 5).

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   During the year ended December 31, 1998, the Partnership sold its properties in Port Orange, Florida, and Tyler, Texas to the tenants for a total of $2,180,000 and received net sales proceeds totalling $2,125,220, resulting in a total gain of $440,822 for financial reporting purposes. These properties were originally acquired by the Partnership in 1988 and 1989 and had costs totaling approximately $1,791,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $333,900 in excess of their original purchase prices. In connection with the sale of the properties, the Partnership incurred deferred, subordinated, real estate disposition fees of $65,400 (see Note 10).

   In July 1997, the Partnership entered into a new lease for the property in Connorsville, Indiana, with a new tenant to operate the property as an Arby's restaurant. In connection therewith, during 1998, the Partnership paid $125,000 in renovation costs.

   In 1997, the Partnership established an allowance for loss on land and buildings of $250,694, for financial reporting purposes, relating to the properties in Belding, Michigan and Lebanon, New Hampshire. Due to the fact that the Partnership has not been able to successfully re-lease these properties, the Partnership increased the allowance by $155,612 for the property in Belding, Michigan, and $122,875 for the property in Lebanon, New Hampshire, owned by the Partnership's consolidated joint venture, CNL/Longacre Joint Venture at December 31, 1998. In addition, at December 31, 1998, the Partnership established an allowance for loss on land and building of $124,670 relating to the property located in Daleville, Indiana, due to the fact that the tenant terminated the lease with the Partnership. The allowances represent the difference between the net carrying values of the properties at December 31, 1998 and current estimates of net realizable values for these properties.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $70,237, $19,527, and
$27,875, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

     1999........................................................... $ 1,087,538
     2000...........................................................   1,101,658
     2001...........................................................   1,075,591
     2002...........................................................     987,031
     2003...........................................................     999,957
     Thereafter.....................................................   8,250,965
                                                                     -----------
                                                                     $13,502,740
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant gross sales.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                            1998        1997
                                                         ----------  ----------
     Minimum lease payments receivable.................. $3,260,110  $4,213,033
     Estimated residual values..........................    566,502     806,792
     Less unearned income............................... (2,117,646) (2,742,344)
                                                         ----------  ----------
     Net investment in direct financing leases.......... $1,708,966  $2,277,481
                                                         ==========  ==========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

     1999............................................................ $  220,518
     2000............................................................    220,518
     2001............................................................    220,518
     2002............................................................    220,518
     2003............................................................    220,518
     Thereafter......................................................  2,157,520
                                                                      ----------
                                                                      $3,260,110
                                                                      ==========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   In May 1997, the Partnership sold its property in Smyrna, Tennessee, to a third party for $655,000 and received net sales proceeds of $634,310, resulting in a gain of $101,995 for financial reporting purposes. This property was originally acquired by the Partnership in March 1989 and had a cost of approximately $569,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $64,800 in excess of its original purchase price. The Partnership used approximately $82,500 of the net sales proceeds to pay liabilities of the Partnership, including quarterly distributions to the limited partners. In addition, the Partnership reinvested the remaining net sales proceeds in additional properties as tenants-in-common with affiliates of the general partners.

   In June 1998, the Partnership terminated its lease with the tenant of the property in Daleville, Indiana. As a result, the Partnership reclassified these assets from net investment in direct financing lease to land and building on operating lease. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying value. No loss on termination of direct financing lease was recorded for financial reporting purposes.

5. Investment in Joint Ventures:

   As of December 31, 1998, the Partnership had a 43 percent and a 48.9% interest in the profits and losses of Cocoa Joint Venture and Halls Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In October 1997, the Partnership used a portion of the net sales proceeds from the sale of the Property in Smyrna, Tennessee to acquire a property in Mesa, Arizona, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 42.09% interest in this property.

   In addition, in December 1997, the Partnership used some or all of the net sales proceeds from the sales of the Properties in Franklin, Tennessee; Richmond, Indiana, and Smyrna, Tennessee to acquire a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 27.78% interest in this property.

   In May, 1998, the Partnership entered into a joint venture arrangement, RTO Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. Construction was completed and rent commenced in December 1998. As of December 31, 1998, the Partnership had contributed $766,746 to the joint venture. The Partnership holds a 53.12% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   Cocoa Joint Venture, Halls Joint Venture, RTO Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants.

   The following presents the combined condensed financial information for all of the Partnership's investments in joint ventures at December 31:

                                                           1998       1997
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation........................... $4,812,568 $4,277,972
   Net investment in direct financing lease............    817,525        --
   Cash................................................     17,992     24,994
   Receivables.........................................      5,168      4,417
   Prepaid expenses....................................        458        270
   Accrued rental income...............................    112,279     68,819
   Liabilities.........................................     46,398      1,250
   Partners' capital...................................  5,719,592  4,375,222
   Revenues............................................    555,103    151,242
   Net income..........................................    454,922    121,605

   The Partnership recognized income totaling $173,941, $56,015, and $46,452 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Mortgage Notes Receivable:

   In connection with the sale in 1995 of its property in Myrtle Beach, South Carolina, the Partnership accepted a promissory note in the principal sum of $1,040,000, collateralized by a mortgage on the property. The promissory note bears interest at 10.25% per annum and is being collected in 59 equal monthly

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

installments of $9,319, including interest, with a balloon payment of $991,332 due in July 2000. As a result of this sale being accounted for using the installment sales method for financial reporting purposes as required by Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Partnership recognized a gain of $1,134, $1,024, and $924 for the years ended December 31, 1998, 1997, and 1996, respectively.

   In addition, in connection with the sale in 1996 of its property in St. Cloud, Florida, the Partnership accepted a promissory note in the principal sum of $1,057,299, representing the balance of the sales price of $1,050,000 plus tenant closing costs in the amount of $7,299 that the Partnership financed on behalf of the tenant. The note is collateralized by a mortgage on the property. The promissory note bears interest at a rate of 10.75% per annum and was being collected in 12 monthly installments of interest only, and thereafter in 168 equal monthly installments of principal and interest. As a result of this sale being accounted for using the installment sales method for financial reporting purposes as required by Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate," the Partnership recognized a gain of $2,157, $338, and $18,445 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The mortgage notes receivable consisted of the following at December 31:

                                                          1998        1997
                                                       ----------  ----------
     Principal balance................................ $2,049,981  $2,069,912
     Accrued interest receivable......................     17,945      11,412
     Less deferred gains on sale of land and build-
      ings............................................   (319,866)   (323,157)
                                                       ----------  ----------
                                                       $1,748,060  $1,758,167
                                                       ==========  ==========

   The general partners believe that the estimated fair values of mortgage notes receivable at December 31, 1998 and 1997, approximate the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Receivables:

   In June 1997, the Partnership terminated the leases with the tenant of the properties in Connorsville and Richmond, Indiana. In connection therewith, the Partnership accepted a promissory note from the former tenant for $35,297 for amounts relating to past due real estate taxes the Partnership had accrued as a result of the former tenant's financial difficulties. The promissory note is uncollateralized, bears interest at a rate of ten percent per annum, and is being collected in 36 monthly installments. Receivables at December 31, 1998 and 1997, included $25,783 and $37,099, respectively of such amounts, including accrued interest of $1,802 in 1997.

8. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1998, the Partnership declared distributions to the limited partners of $3,838,327, and during each of the years ended December 31, 1997 and 1996, the Partnership distributed $2,300,000. Distributions for 1998 included $1,838,327 as a result of the distribution of net sales proceeds from the 1997 and 1998 sales of the properties in Tampa and Port Orange, Florida. This amount was applied toward the limited partners' 10% Preferred Return. No distributions have been made to the general partners to date.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


9. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
     Net income for financial reporting
      purposes.............................  $1,544,895  $1,731,915  $1,428,159
     Depreciation for tax reporting
      purposes less than (in excess of)
      depreciation for financial
      reporting purposes...................      18,802     (23,618)    (28,058)
     Gain on disposition of land and
      buildings for financial reporting
      purposes in excess of gain for tax
      reporting purposes...................     (16,347)   (354,648)     (1,606)
     Allowance for loss on land and
      buildings............................     403,157     250,694     239,525
     Direct financing leases recorded as
      operating leases for tax reporting
      purposes.............................      38,017      42,682      46,387
     Equity in earnings of unconsolidated
      joint ventures for tax reporting
      purposes in excess of (less than)
      equity in earnings of unconsolidated
      joint ventures for financial
      reporting purposes...................      10,795      (1,914)     (1,900)
     Capitalization of transaction costs
      for tax reporting purposes...........      14,644         --          --
     Allowance for doubtful accounts.......       3,613     100,149      33,254
     Accrued rental income.................     (70,237)    (19,527)    (27,875)
     Capitalization of administrative
      expenses for tax reporting purposes..      22,990         --          --
     Rents paid in advance.................      (6,867)      1,241     (17,632)
     Minority interest in temporary
      differences of consolidated joint
      venture..............................     (84,622)    (41,515)       (343)
     Other.................................       1,705      36,721         --
                                             ----------  ----------  ----------
     Net income for federal income tax
      purposes.............................  $1,880,545  $1,722,180  $1,669,911
                                             ==========  ==========  ==========

10. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services in the same geographic area. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 1998, 1997, and 1996.

   The Affiliate of the Partnership is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the years ended December 31, 1998 and 1996, the Partnership incurred a deferred, subordinated real estate disposition fee of $65,400 and $34,500, respectively, as the result of the sale of the properties during 1998 and 1996, respectively. No deferred, subordinated real estate disposition fee was incurred for the year ended December 31, 1997 due to the reinvestment of net sales proceeds in additional properties.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $94,611, $80,145, and $83,563 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1997, the Partnership and an affiliate of the general partners acquired a property in Mesa, Arizona, as tenants-in-common for a purchase price of $1,084,111 (of which the Partnership contributed $460,911 or 42.23%) from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the Partnership's percent of interest in the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

   The due to related parties consisted of the following at December 31:

                                                                1998     1997
                                                              -------- --------
     Due to Affiliates:
       Expenditures incurred on behalf of the Partnership.... $ 77,907 $ 67,106
       Accounting and administrative services................   50,641   42,261
       Deferred, subordinated real estate disposition fee....   99,900   34,500
                                                              -------- --------
                                                              $228,448 $143,867
                                                              ======== ========

11. Concentration of Credit Risk:

   The following schedule presents total rental and earned income (including mortgage interest income) from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
     Golden Corral Corporation...................... $195,511 $195,511 $    N/A
     Shoney's, Inc..................................      N/A  229,795  241,119

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In addition, the following schedule presents total rental and earned income (including mortgage interest income) from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income and mortgage interest income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
     Wendy's Old Fashioned Hamburger Restaurant.... $220,347 $302,253 $293,817
     Golden Corral Family Steakhouse...............  195,511      N/A      N/A
     Denny's.......................................      N/A  312,510  310,021
     Perkins.......................................      N/A  228,492  268,939

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income (including mortgage interest income).

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains, could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

12. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,049,031 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $20,212,956 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

13. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 12 being adjusted to 1,024,516 shares.

                            CNL INCOME FUND VI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-215

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-216

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-217

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-218

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-219

Report of Independent Certified Public Accountants.......................  F-221

Balance Sheets as of December 31, 1998 and 1997..........................  F-222

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-223

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-224

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-225

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-226

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $3,163,448 and
 $3,586,086 in 1999 and 1998, respectively..........   $15,164,023  $18,559,844
Net investment in direct financing leases...........     3,881,285    3,929,152
Investment in joint ventures........................     5,058,461    5,021,121
Cash and cash equivalents...........................     1,121,875    1,170,686
Restricted cash.....................................     4,380,164          --
Receivables, less allowance for doubtful accounts of
 $260,175 and $323,813 in 1999 and 1998,
 respectively.......................................         6,482      150,912
Prepaid expenses....................................         3,718          949
Lease costs, less accumulated amortization of $8,556
 and $7,181 in 1999 and 1998, respectively..........         9,144       10,519
Accrued rental income, less allowance for doubtful
 accounts of $47,718 and $38,944 in 1999 and 1998,
 respectively.......................................       465,442      785,982
Other assets........................................        26,731       26,731
                                                       -----------  -----------
                                                       $30,117,325  $29,655,896
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $   142,273  $     8,173
Accrued and escrowed real estate taxes payable......         9,184        2,500
Due to related party................................         8,462       19,403
Distributions payable...............................       787,500      857,500
Rents paid in advance and deposits..................        64,773       28,241
                                                       -----------  -----------
    Total liabilities...............................     1,012,192      915,817
Commitments and Contingencies (Note 5)
Minority interest...................................       138,383      144,949
Partners' capital...................................    28,966,750   28,595,130
                                                       -----------  -----------
                                                       $30,117,325  $29,655,896
                                                       ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                      September 30,         September 30,
                                    ------------------  ----------------------
                                      1999      1998       1999        1998
                                    --------  --------  ----------  ----------
Revenues:
 Rental income from operating
  leases........................... $515,427  $604,034  $1,714,712  $1,884,112
 Adjustments to accrued rental
  income...........................   (2,925)   (2,925)     (8,774)   (155,528)
 Earned income from direct
  financing leases.................  111,226   106,936     347,767     363,720
 Contingent rental income..........    4,410     4,882      20,892      39,361
 Interest and other income.........   58,431    25,316      97,683      92,998
                                    --------  --------  ----------  ----------
                                     686,569   738,243   2,172,280   2,224,663
                                    --------  --------  ----------  ----------
Expenses:
 General operating and
  administrative...................   30,786    42,989     108,897     129,031
 Bad debt expense..................      --        --          --       12,854
 Professional services.............    7,794     6,494      26,636      23,285
 State and other taxes.............      --        --        9,713      10,392
 Depreciation and amortization.....   94,768   114,253     317,414     344,306
 Transaction costs.................   57,931       --      168,751         --
                                    --------  --------  ----------  ----------
                                     191,279   163,736     631,411     519,868
                                    --------  --------  ----------  ----------
Income Before Minority Interest in
 Income of Consolidated Joint
 Venture, Equity in Earnings of
 Unconsolidated Joint Ventures and
 Gain on Sale of
 Land and Buildings................  495,290   574,507   1,540,869   1,704,795
Minority Interest in Income of
 Consolidated Joint Venture........   (9,402)   (4,133)    (21,564)    (28,673)
Equity in Earnings of
 Unconsolidated Joint Ventures.....  119,290    94,509     366,512     212,408
Gain on Sale of Land and
 Buildings.........................      --        --      848,303     345,122
                                    --------  --------  ----------  ----------
Net Income......................... $605,178  $664,883  $2,734,120  $2,233,652
                                    ========  ========  ==========  ==========
Allocation of Net Income:
 General partners.................. $  6,052  $  6,649  $   26,145  $   20,455
 Limited partners..................  599,126   658,234   2,707,975   2,213,197
                                    --------  --------  ----------  ----------
                                    $605,178  $664,883  $2,734,120  $2,233,652
                                    ========  ========  ==========  ==========
Net Income Per Limited Partner
 Unit.............................. $   8.56  $   9.40  $    38.69  $    31.62
                                    ========  ========  ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........   70,000    70,000      70,000      70,000
                                    ========  ========  ==========  ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                         Nine
                                                     Months Ended   Year Ended
                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
General partners:
  Beginning balance.................................  $   257,690  $   229,363
  Net income........................................       26,145       28,327
                                                      -----------  -----------
                                                          283,835      257,690
                                                      -----------  -----------
Limited partners:
  Beginning balance.................................   28,337,440   28,564,886
  Net income........................................    2,707,975    2,992,554
  Distributions ($33.75 and $46.00 per limited
   partner unit, respectively)......................   (2,362,500)  (3,220,000)
                                                      -----------  -----------
                                                       28,682,915   28,337,440
                                                      -----------  -----------
Total partners' capital.............................  $28,966,750  $28,595,130
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities.......... $ 2,459,240  $ 2,445,813
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and buildings.........   4,318,145    2,832,253
    Additions to land and buildings on operating
     leases..........................................         --      (125,000)
    Investment in joint ventures.....................     (44,121)  (3,716,209)
    Decrease(increase) in restricted cash............  (4,318,145)     697,650
    Payment of lease costs...........................      (3,300)      (3,300)
                                                      -----------  -----------
      Net cash used in investing activities..........     (47,421)    (314,606)
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (2,432,500)  (2,362,500)
    Distributions to holder of minority interest.....     (28,130)     (29,602)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,460,630)  (2,392,102)
                                                      -----------  -----------
Net Decrease in Cash and Cash Equivalents............     (48,811)    (260,895)
Cash and Cash Equivalents at Beginning of Period.....   1,170,686    1,614,759
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,121,875  $ 1,353,864
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
  Distributions declared and unpaid at end of
   period............................................ $   787,500  $   787,500
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund VI, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its approximate 66 percent interest in the accounts of Caro Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

2. Land and Buildings on Operating Leases:

   In June 1999, the Partnership sold four of its Burger King properties, one in each of Sevierville, Walker Springs, Broadway and Greeneville, Tennessee, to the tenant in accordance with the purchase option under the lease agreements, for a total of approximately $4,354,000 and received net sales proceeds of $4,318,145 resulting in a total gain of $848,303 for financial reporting purposes. These properties were originally acquired by the Partnership in January 1990 and had costs totaling approximately $3,535,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $782,400 in excess of their original purchase prices.

3. Restricted Cash:

   As of September 30, 1999, the net sales proceeds of $4,318,145 from the sales of the four Burger King properties, plus accrued interest of $62,019, were being held in interest-bearing escrow accounts pending the release of funds by the escrow agent to acquire additional properties on behalf of the Partnership.

4. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

5. Commitments and Contingencies:

   On March 11, 1999 the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,865,194 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was

$36,721,726 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999 the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

6. Subsequent Events:

   In October 1999, the Partnership used a portion of the net sales proceeds from the sales of its four Burger King properties to invest in two Properties one in each of Baytown, Texas and Round Rock, Texas, with CNL Income Fund III, Ltd. and CNL Income Fund XI, Ltd., respectively, affiliates of the general partners as tenants-in-common for an 80 percent and a 77 percent interest, respectively percent interest in the properties. The Partnership will account for its investment in these Properties using the equity method since the Partnership will share control with affiliates.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund VI, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund VI, Ltd. ( a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 19, 1999, except for Note 12,
 for which the date is March 11, 1999 and
 Note 13 for which the date is June 3, 1999

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $18,559,844 $20,785,684
Net investment in direct financing leases, less
 allowance for impairment in carrying value............   3,929,152   4,708,841
Investment in joint ventures...........................   5,021,121   1,130,139
Cash and cash equivalents..............................   1,170,686   1,614,759
Restricted cash........................................         --      709,227
Receivables, less allowance for doubtful accounts of
 $323,813 and $363,410.................................     150,912     157,989
Prepaid expenses.......................................         949       4,235
Lease costs, less accumulated amortization of $7,181
 and $5,581............................................      10,519      12,119
Accrued rental income, less allowance for doubtful
 accounts of $38,944 and $27,245.......................     785,982     843,345
Other assets...........................................      26,731      26,731
                                                        ----------- -----------
                                                        $29,655,896 $29,993,069
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     8,173 $    14,138
Accrued construction costs payable.....................         --      125,000
Accrued and escrowed real estate taxes payable.........       2,500      38,025
Due to related parties.................................      19,403      32,019
Distributions payable..................................     857,500     787,500
Rents paid in advance and deposits.....................      28,241      57,663
                                                        ----------- -----------
    Total liabilities..................................     915,817   1,054,345
Minority interest......................................     144,949     144,475
Partners' capital......................................  28,595,130  28,794,249
                                                        ----------- -----------
                                                        $29,655,896 $29,993,069
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $2,520,346  $2,465,817  $2,776,776
  Adjustments to accrued rental income....    (167,227)    (17,548)       (537)
  Earned income from direct financing
   leases.................................     470,258     449,133     557,426
  Contingent rental income................     156,676     147,437     110,073
  Interest and other income...............     110,502     119,961      49,056
                                            ----------  ----------  ----------
                                             3,090,555   3,164,800   3,492,794
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     160,358     156,847     159,388
  Professional services...................      32,400      25,861      32,272
  Bad debt expense........................      12,854     131,184         --
  Real estate taxes.......................         --       43,676         --
  State and other taxes...................      10,392       8,969       7,930
  Depreciation and amortization...........     458,558     473,828     483,573
  Transaction costs.......................      20,211         --          --
                                            ----------  ----------  ----------
                                               694,773     840,365     683,163
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint
 Ventures, Gain (Loss) on Sale of Land and
 Buildings and Net Investment in Direct
 Financing Leases and Provision for Loss
 on Land and Building and Impairment in
 Carrying Value of Net Investment in
 Direct Financing Lease...................   2,395,782   2,324,435   2,809,631
Minority interest in Income of Consoli-
 dated Joint Venture......................     (43,128)     11,275     (24,682)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     323,105     280,331      97,381
Gain (Loss) on Sale of Land and Buildings
 and Net Investment in Direct Financing
 Leases...................................     345,122     547,027      (1,706)
Provision for Loss on Land and Buildings
 and Impairment in Carrying Value of Net
 Investment in Direct Financing Lease.....         --     (263,186)    (77,023)
                                            ----------  ----------  ----------
Net Income................................  $3,020,881  $2,899,882  $2,803,601
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   28,327  $   25,353  $   28,337
  Limited partners........................   2,992,554   2,874,529   2,775,264
                                            ----------  ----------  ----------
                                            $3,020,881  $2,899,882  $2,803,601
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    42.75  $    41.06  $    39.65
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................      70,000      70,000      70,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance,
 December 31, 1995......    $1,000      $174,673    $35,000,000  $(19,214,226)  $17,514,319 $(4,015,000) $29,460,766
 Distributions to
  limited partners
  ($46.00 per limited
  partner unit).........       --            --             --     (3,220,000)          --          --    (3,220,000)
 Net income.............       --         28,337            --            --      2,775,264         --     2,803,601
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance,
 December 31, 1996......     1,000       203,010     35,000,000   (22,434,226)   20,289,583  (4,015,000)  29,044,367
 Distributions to
  limited partners
  ($45.00 per limited
  partner unit).........       --            --             --     (3,150,000)          --          --    (3,150,000)
 Net income.............       --         25,353            --            --      2,874,529         --     2,899,882
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance,
 December 31, 1997......     1,000       228,363     35,000,000   (25,584,226)   23,164,112  (4,015,000)  28,794,249
 Distributions to
  limited partners
  ($46.00 per limited
  partner unit).........       --            --             --     (3,220,000)          --          --    (3,220,000)
 Net income.............       --         28,327            --            --      2,992,554         --     3,020,881
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance,
 December 31, 1998......    $1,000      $256,690    $35,000,000  $(28,804,226)  $26,156,666 $(4,015,000) $28,595,130
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
   Cash received from tenants...........  $ 3,092,644  $ 3,097,751  $ 3,363,188
   Distributions from unconsolidated
    joint ventures......................      328,721      144,016      114,163
   Cash paid for expenses...............     (270,339)    (180,530)    (203,432)
   Interest received....................       92,634       94,804       36,843
                                          -----------  -----------  -----------
     Net cash provided by operating
      activities........................    3,243,660    3,156,041    3,310,762
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
   Proceeds from sale of land and
    buildings...........................    2,832,253    4,003,985      982,980
   Additions to land and buildings on
    operating leases....................     (125,000)  (2,666,258)         --
   Investment in direct financing
    leases..............................          --    (1,057,282)         --
   Investment in joint ventures.........   (3,896,598)    (521,867)    (146,090)
   Return of capital from joint
    ventures............................          (84)     524,975          --
   Collections on mortgage note
    receivable..........................          --           --         3,033
   Decrease (increase) in restricted
    cash................................      697,650      279,367     (977,017)
   Payment of lease costs...............       (3,300)      (3,300)      (3,300)
                                          -----------  -----------  -----------
     Net cash provided by (used in)
      investing activities..............     (495,079)     559,620     (140,394)
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
   Distributions to limited partners....   (3,150,000)  (3,220,000)  (3,150,000)
   Distributions to holder of minority
    interest............................      (42,654)      (8,832)     (13,437)
                                          -----------  -----------  -----------
     Net cash used in financing
      activities........................   (3,192,654)  (3,228,832)  (3,163,437)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................     (444,073)     486,829        6,931
Cash and Cash Equivalents at Beginning
 of Year................................    1,614,759    1,127,930    1,120,999
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,170,686  $ 1,614,759  $ 1,127,930
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 3,020,881  $ 2,899,882  $ 2,803,601
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Bad debt expense.....................       12,854      131,184          --
   Depreciation.........................      456,958      471,938      481,683
   Amortization.........................        1,600        1,890        1,890
   Minority interest in income of
    consolidated joint venture..........       43,128      (11,275)      24,682
   Equity in earnings of unconsolidated
    joint ventures, net of
    distributions.......................        5,616     (136,315)      16,782
   Loss (gain) on sale of land and
    building............................     (345,122)    (547,027)       1,706
   Provision for loss on land and
    building and impairment in carrying
    value of net investment in direct
    financing lease.....................          --       263,186       77,023
   Decrease (increase) in receivables...        8,649       17,113      (90,360)
   Decrease (increase) in prepaid
    expenses............................        3,286       (3,072)       4,087
   Decrease in net investment in direct
    financing leases....................       63,868       67,389       68,177
   Decrease (increase) in accrued rental
    income..............................       51,142      (81,244)    (103,935)
   Increase (decrease) in accounts
    payable and accrued expenses........      (37,246)      25,964        2,529
   Increase (decrease) in due to related
    parties.............................      (12,532)      29,470       (3,391)
   Increase (decrease) in rents paid in
    advance and deposits................      (29,422)      26,958       26,288
                                          -----------  -----------  -----------
     Total adjustments..................      222,779      256,159      507,161
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,243,660  $ 3,156,041  $ 3,310,762
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Distributions declared and unpaid at
  December 31...........................  $   857,500  $   787,500  $   857,500
                                          ===========  ===========  ===========

                See accompanying notes fo financial statements.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund VI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and accrued rental income, and to decrease rental or other income or increase bad debt expense for the current

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its approximate 66 percent interest in Caro Joint Venture, a Florida general partnership, using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Auburn Joint Venture, Show Low Joint Venture, Asheville Joint Venture, Warren Joint Venture, and Melbourne Joint Venture and properties in Clinton, North Carolina, Vancouver, Washington; Overland Park, Kansas; Memphis, Tennessee and Fort Myers, Florida, each of which is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with the affiliates.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees and lease incentive costs incurred in finding new tenants and negotiating new leases for the Partnership's properties are amortized over the terms of the new leases using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of some of these leases are operating leases. Substantially all leases are for 10 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                   1998         1997
                                -----------  -----------
      Land....................  $ 8,558,191  $10,046,309
      Buildings...............   13,587,739   14,344,114
                                -----------  -----------
                                 22,145,930   24,390,423
      Less accumulated
       depreciation...........   (3,586,086)  (3,327,334)
                                -----------  -----------
                                 18,559,844   21,063,089
      Less allowance for loss
       on land and building...          --      (277,405)
                                -----------  -----------
                                $18,559,844  $20,785,684
                                ===========  ===========

   In February 1997, the Partnership reinvested the net sales proceeds from the sale of a property in Dallas, Texas, along with additional funds, in a Bertucci's property in Marietta, Georgia, for a total cost of approximately $1,112,600.

   In July 1997, the Partnership sold the property in Whitehall, Michigan, to a third party, for $665,000 and received net sales proceeds of $626,907, resulting in a loss of $79,777 for financial reporting purposes.

   In addition, in July 1997, the Partnership sold its property in Naples, Florida, to a third party, for $1,530,000 and received net sales proceeds of $1,477,780, resulting in a gain of $186,550 for financial reporting purposes. This property was originally acquired by the Partnership in December 1989 and had a cost of approximately $1,083,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the partnership sold the property for approximately $403,800 in excess of its original purchase price. In December 1997, the Partnership reinvested the net sales proceeds in an IHOP property in Elgin, Illinois, for a total cost of approximately $1,484,100.

   In July 1997, the Partnership entered into a new lease for the property in Greensburg, Indiana, with a new tenant to operate the property as an Arby's restaurant. In connection therewith, the Partnership incurred $125,000 in renovation costs, which were paid in 1998.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   In September 1997, the Partnership sold its property in Venice, Florida, to a third party, for $1,245,000 and received net sales proceeds of $1,201,648, resulting in a gain of $283,853 for financial reporting purposes. This property was originally acquired by the Partnership in August 1989 and had a cost of approximately $1,032,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $174,300 in excess of its original purchase price. In December 1997, the Partnership reinvested the net sales proceeds in an IHOP property in Manassas, Virginia, for a total cost of approximately $1,126,800.

   In 1997, the Partnership recorded a provision for loss on land and building in the amount of $104,947 for financial reporting purposes for the property in Liverpool, New York. The terms of this lease were terminated in December 1996. This allowance represented the difference between (i) the property's carrying value at December 31, 1997, and (ii) the net realizable value of the property based on the net sales proceeds of $145,221 received in February 1998 from the sale of the property. Due to the fact that in 1997 and prior years, the Partnership had recorded an allowance for loss totalling $181,970 for this property, no gain or loss was recognized for financial reporting purposes during 1998 relating to the sale of this Property in February 1998.

   During 1997, the Partnership established an allowance for loss on land in the amount of $95,435 for its property in Melbourne, Florida. The tenant of this Property vacated the property in October 1997 and ceased making rental payments. The allowance represents the difference between the property's carrying value for the land at December 31, 1997, and the net realizable value of the land based on the net sales proceeds of $552,910 received in February 1998 from the sale of the property. No gain or loss was recognized for financial reporting purposes relating to the sale of this property in February 1998.

   In January 1998, the Partnership sold its property in Deland, Florida, to the tenant for $1,250,000 and received net sales proceeds of $1,234,122, resulting in a gain of $345,122 for financial reporting purposes. This property was originally acquired by the Partnership in October 1989 and had a cost of approximately $1,000,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $234,100 in excess of its original purchase price. In June 1998, the Partnership sold its property in Bellevue, Nebraska, and received sales proceeds of $900,000. Due to the fact that during 1998, the Partnership wrote off $155,528 in accrued rental income, representing the majority of the accrued rental income that the Partnership had recognized since the inception of the lease relating to the straight-lining of future scheduled rent increases in accordance with generally accepted accounting principles, no gain or loss was recorded for financial reporting purposes in June 1998 relating to this sale. This property was originally acquired by the Partnership in December 1989 and had a cost of approximately $899,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $500 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized a loss of $51,142 (net of $155,528 in write-offs and $11,699 in reserves), and income of $81,244 (net of $17,548 in reserves) and $103,935 (net of $537 in reserves), respectively, of such rental income.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

     1999........................................................... $ 2,329,253
     2000...........................................................   2,402,277
     2001...........................................................   2,451,812
     2002...........................................................   2,466,895
     2003...........................................................   2,458,306
     Thereafter.....................................................  11,370,855
                                                                     -----------
                                                                     $23,479,398
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                        1998         1997
                                                     -----------  -----------
     Minimum lease payments receivable.............. $ 7,212,677  $ 9,313,752
     Estimated residual values......................   1,440,446    1,655,911
     Less unearned income...........................  (4,723,971)  (6,198,018)
                                                     -----------  -----------
                                                       3,929,152    4,771,645
     Less allowance for impairment in carrying val-
      ue............................................         --       (62,804)
                                                     -----------  -----------
     Net investment in direct financing leases...... $ 3,929,152  $ 4,708,841
                                                     ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

     1999............................................................ $  486,632
     2000............................................................    488,772
     2001............................................................    501,492
     2002............................................................    501,492
     2003............................................................    501,492
     Thereafter......................................................  4,732,797
                                                                      ----------
                                                                      $7,212,677
                                                                      ==========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (See Note 3).

   In July 1997, the Partnership sold its property in Naples, Florida, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and estimated residual values) and unearned income relating to this property were removed from the accounts and the gain from the sale relating to this property was reflected in income (Note 3).

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   In addition, in July 1997, the Partnership sold its property in Plattsmouth, Nebraska, to the tenant, for $700,000 and received net sales proceeds of $697,650, resulting in a gain of $156,401 for financial reporting purposes. This property was originally acquired by the Partnership in January 1990 and had a cost of approximately $561,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $138,400 in excess of its original purchase price.

   At December 31, 1997, the Partnership had established an allowance for impairment in carrying value in the amount of $62,804 for its property in Melbourne, Florida. The allowance represents the difference between (i) the carrying value of the net investment in the direct financing lease at December 31, 1997, and (ii) the net realizable value of the net investment in the direct financing lease based on the net sales proceeds received in February 1998 from the sale of the property (see Note 3).

   In June 1998, the Partnership sold its property in Bellevue, Nebraska, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and estimated residual value) and unearned income relating to this property were removed from the accounts (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 3.9%, a 36 percent, a 14.46%, and an 18 percent interest in the profits and losses of Auburn Joint Venture, Show Low Joint Venture, Asheville Joint Venture, and a property in Clinton, North Carolina, held as tenants-in-common, respectively. The remaining interests in these joint ventures and the property held as tenants in common are held by affiliates of the Partnership which have the same general partners.

   In January 1997, Show Low Joint Venture, in which the Partnership owns a 36 percent interest, sold its property to the tenant for $970,000, resulting in a gain to the joint venture of approximately $360,000 for financial reporting purposes. The property was originally contributed to Show Low Joint Venture in July 1990 and had a cost of approximately $663,500, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $306,500 in excess of its original purchase price. In June 1997, Show Low Joint Venture reinvested $782,413 of net sales proceeds in a property in Greensboro, North Carolina. During 1997, the Partnership received approximately $70,000 representing a return of capital, for its pro-rata share of the uninvested net sales proceeds.

   In October 1997, the Partnership and an affiliate, as tenants-in-common, sold the property in Yuma, Arizona, in which the Partnership owned a 51.67% interest, for a total sales price of $1,010,000 and received net sales proceeds of $982,025, resulting in a gain, to the tenancy-in-common, of approximately $128,400 for financial reporting purposes. The property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the property was sold for approximately $120,300 in excess of its original purchase price. The Partnership received approximately $455,000 representing a return of capital for its pro-rata share of the net sales proceeds. In December 1997, the Partnership reinvested the amounts received as a return of capital from the sale of the Yuma, Arizona property, in a property in Vancouver, Washington, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in the property in Vancouver, Washington, using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 23.04% interest in the Vancouver, Washington, property owned with affiliates as tenants-in-common.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In January 1998, the Partnership contributed approximately $558,800 and $694,800 to acquire a property in Overland Park, Kansas, and a property in Memphis, Tennessee, respectively, as tenants-in-common with affiliates of the general partners. As of December 31, 1998, the Partnership had a 34.74% and a 46.2% interest in the property in Overland Park, Kansas and Memphis, Tennessee, respectively. In June 1998, the Partnership contributed approximately $1,249,300 to acquire a property in Fort Myers, Florida, as tenants-in-common with an affiliate of the general partners. As of December 31, 1998, the Partnership had an 85 percent interest in the property in Fort Myers, Florida. The Partnership accounts for its investments in these properties using the equity method since the Partnership shares control with affiliates, and amounts relating to its investments are included in investment in joint ventures.

   In April 1998, the Partnership entered into a joint venture arrangement, Melbourne Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. As of December 31, 1998, the Partnership had contributed approximately $494,900 to purchase land and pay construction costs relating to the property owned by the joint venture and has agreed to contribute an additional $31,300 to fund additional construction costs to the joint venture. At December 31, 1998, the Partnership had an approximate 50 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   In September 1998, the Partnership entered into a joint venture arrangement, Warren Joint Venture, with an affiliate of the general partners to hold one restaurant property. As of December 31, 1998, the Partnership had contributed approximately $898,100 to the joint venture to acquire the restaurant property. As of December 31, 1998, the Partnership owned a 64.29% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

   Auburn Joint Venture, Show Low Joint Venture, Asheville Joint Venture, Melbourne Joint Venture, Warren Joint Venture, and the Partnership and affiliates as tenants-in-common in five separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the properties held as tenants-in-common with affiliates at December 31:

                                                          1998        1997
                                                       ----------- ----------
     Land and buildings on operating leases, less
      accumulated depreciation........................ $ 9,030,392 $4,568,842
     Net investment in direct financing leases........   3,331,869    911,559
     Cash.............................................      12,138      7,991
     Receivables......................................      56,360     22,230
     Accrued rental income............................     237,451    160,197
     Other assets.....................................       1,190        414
     Liabilities......................................     105,868      7,557
     Partners' capital................................  12,563,532  5,663,676
     Revenues.........................................   1,098,957    471,627
     Gain on sale of land and building................         --     488,372
     Net income.......................................     959,057    889,883

   The Partnership recognized income totalling $323,105, $280,331, and $97,381 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


6. Restricted Cash:

   As of December 31, 1997, net sales proceeds of $697,650 from the sale of the property in Plattsmouth, Nebraska, plus accrued interest of $11,577, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. In January 1998, the escrow agent released these funds to acquire the property in Memphis, Tennessee, with affiliates of the general partners, as tenants-in-common.

7. Receivables:

   In June 1997, the Partnership terminated the lease with the tenant of the property in Greensburg, Indiana. In connection therewith, the Partnership accepted a promissory note from this former tenant for $13,077 for amounts relating to past due real estate taxes the Partnership had incurred as a result of the former tenant's financial difficulties. The promissory note, which is uncollateralized, bears interest at a rate of ten percent per annum and is being collected in 36 monthly installments. Receivables at December 31, 1998 and 1997, included $9,561 and $13,631, respectively, of such amounts, including accrued interest of $554 in 1997.

8. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996 the Partnership declared distributions to the limited partners of $3,220,000, $3,150,000 and $3,220,000, respectively. No distributions have been made to the general partners to date.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


9. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $3,020,881  $2,899,882  $2,803,601
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........     (65,666)    (92,303)   (104,412)
   Allowance for loss on land and
    building..............................         --      263,186      77,023
   Direct financing leases recorded as
    operating leases for tax
    reporting purposes....................      63,868      67,392      68,177
   Gain and loss on sale of land and
    buildings for financial
    reporting purposes in excess of gain
    and loss on sale for
    tax reporting purposes................    (543,697)   (335,658)      1,706
   Equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes in excess of equity
    in earnings of unconsolidated joint
    ventures for tax reporting purposes...     (14,400)   (147,256)        (49)
   Allowance for doubtful accounts........     (39,597)    369,935     (78,517)
   Accrued rental income..................      51,142     (81,244)   (103,935)
   Rents paid in advance..................     (30,922)     26,458      26,288
   Capitalization of transaction costs for
    tax reporting purposes................      20,211         --          --
   Minority interest in timing differences
    of consolidated joint venture.........      14,513     (30,778)      1,781
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $2,476,333  $2,939,614  $2,691,663
                                            ==========  ==========  ==========

10. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the property held as tenants-in-common with an affiliate, but not in excess of competitive fees for comparable services. These fees are payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners have not received their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996


   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $107,969, $87,877 and $95,420 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties at December 31, 1998 and 1997, totalled $19,403 and $32,019, respectively.

11. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
     Golden Corral Corporation...................... $758,646 $751,866 $758,348
     IHOP Properties, Inc...........................  454,889      N/A      --
     Mid-America Corporation........................  439,519  439,519  439,519
     Restaurant Management Services, Inc............  438,257  478,750  511,040

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates), for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
     Golden Corral Family Steakhouse Restaurants... $758,646 $751,866 $758,348
     IHOP Properties, Inc..........................  454,889      N/A      --
     Burger King...................................  453,634  496,487  455,764
     Denny's.......................................      N/A  317,041      N/A
     Hardee's......................................      N/A      N/A  410,951

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to release the properties in a timely manner.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

12. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 3,730,388 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $36,721,726 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

13. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 12 being adjusted to 1,865,194 shares.

                           CNL INCOME FUND VII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-238

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-239

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-240

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-241

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-242

Report of Independent Certified Public Accountants.......................  F-245

Balance Sheets as of December 31, 1998 and 1997..........................  F-246

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-247

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-248

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-249

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-250

Additional Financial Information Regarding Golden Corral.................  F-259

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                          September
                                                             30,      December
                                                            1999      31, 1998
                                                         ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,530,913 and $2,473,926
 in 1999 and 1998, respectively........................  $14,055,874 $15,078,507
Net investment in direct financing leases..............    3,297,269   3,365,392
Investment in joint ventures...........................    3,404,231   3,327,934
Mortgage notes receivable, less deferred gain of
 $124,438 and $125,278 in 1999 and 1998, respectively..      996,776   1,241,056
Cash and cash equivalents..............................    1,130,778     856,825
Restricted cash........................................    1,075,182         --
Receivables, less allowance for doubtful accounts of
 $16,679 and $28,853 in 1999 and 1998, respectively....        4,589      78,478
Prepaid expenses.......................................        9,834       4,116
Accrued rental income, less allowance for doubtful
 accounts of $9,845 in 1999 and 1998...................    1,195,928   1,205,528
Other assets...........................................       60,422      60,422
                                                         ----------- -----------
                                                         $25,230,883 $25,218,258
                                                         =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable.......................................  $   135,704 $     2,885
Escrowed real estate taxes payable.....................        4,617       5,834
Distributions payable..................................      675,000     675,000
Due to related parties.................................       15,584      25,111
Rents paid in advance and deposits.....................       71,495      49,027
                                                         ----------- -----------
  Total liabilities....................................      902,400     757,857
Commitments and Contingencies (Note 7)
Minority interest......................................      145,785     146,605
Partners' capital......................................   24,182,698  24,313,796
                                                         ----------- -----------
                                                         $25,230,883 $25,218,258
                                                         =========== ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                  Quarter Ended              Nine Months
                                  September 30,          Ended September 30,
                             ------------------------  ------------------------
                                1999         1998         1999         1998
                             -----------  -----------  -----------  -----------
Revenues:
  Rental income from
   operating leases........  $   465,767  $   492,759  $ 1,448,945  $ 1,483,950
  Earned income from direct
   financing leases........      100,506      103,164      303,583      311,318
  Contingent rental
   income..................        3,197        4,829        6,876       17,207
  Interest and other
   income..................       51,251       42,300      135,390      127,438
                             -----------  -----------  -----------  -----------
                                 620,721      643,052    1,894,794    1,939,913
                             -----------  -----------  -----------  -----------
Expenses:
  General operating and
   administrative..........       31,954       37,062       95,781      104,724
  Professional services....        5,417        3,973       17,202       16,567
  State and other taxes....          --           --        13,055        2,728
  Depreciation and
   amortization............       71,540       76,089      222,259      228,267
  Transaction costs........       58,043          --       169,940          --
                             -----------  -----------  -----------  -----------
                                 166,954      117,124      518,237      352,286
                             -----------  -----------  -----------  -----------
Income Before Minority
 Interest in Income of
 Consolidated Joint
 Venture,
 Equity in Earnings of
 Unconsolidated Joint
 Ventures, and Gain on Sale
 of Land and Building......      453,767      525,928    1,376,557    1,587,627
Minority Interest in Income
 of Consolidated Joint
 Venture...................       (4,674)      (4,665)     (13,954)     (13,921)
Equity in Earnings of
 Unconsolidated Joint
 Ventures..................       73,394       78,287      341,768      229,480
Gain on Sale of Land and
 Building..................          287          259      189,531          758
                             -----------  -----------  -----------  -----------
Net Income.................  $   522,774  $   599,809  $ 1,893,902  $ 1,803,944
                             ===========  ===========  ===========  ===========
Allocation of Net Income:
  General partners.........  $     5,228  $     5,998  $    18,705  $    18,039
  Limited partners.........      517,546      593,811    1,875,197    1,785,905
                             -----------  -----------  -----------  -----------
                             $   522,774  $   599,809  $ 1,893,902  $ 1,803,944
                             ===========  ===========  ===========  ===========
Net Income Per Limited
 Partner Unit..............  $     0.017  $     0.020  $     0.063  $     0.060
                             ===========  ===========  ===========  ===========
Weighted Average Number of
 Limited Partner Units
 Outstanding...............   30,000,000   30,000,000   30,000,000   30,000,000
                             ===========  ===========  ===========  ===========

           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   205,744    $   181,085
  Net income....................................         18,705         24,659
                                                    -----------    -----------
                                                        224,449        205,744
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     24,108,052     24,366,693
  Net income....................................      1,875,197      2,441,359
  Distributions ($0.068 and $0.090 per limited
   partner unit, respectively)..................     (2,025,000)    (2,700,000)
                                                    -----------    -----------
                                                     23,958,249     24,108,052
                                                    -----------    -----------
Total partners' capital.........................    $24,182,698    $24,313,796
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                           CLN INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                 Nine Months Ended
                                   September 30,
                               ----------------------
                                  1999        1998
                               ----------  ----------
Increase (Decrease) in Cash
 and Cash Equivalents
  Net Cash Provided by
   Operating Activities....... $2,072,209  $2,085,545
                               ----------  ----------
  Cash Flows from Investing
   Activities:
    Proceeds from sale of land
     and building.............  1,059,954         --
    Increase in restricted
     cash..................... (1,061,529)        --
    Collections on mortgage
     notes receivable.........    243,093       8,004
    Other.....................        --       13,255
                               ----------  ----------
      Net cash provided by
       investing activities...    241,518      21,259
                               ----------  ----------
  Cash Flows from Financing
   Activities:
    Distributions to limited
     partners................. (2,025,000) (2,025,000)
    Distributions to holder of
     minority interest........    (14,774)    (14,570)
                               ----------  ----------
      Net cash used in
       financing activities... (2,039,774) (2,039,570)
                               ----------  ----------
Net Increase in Cash and Cash
 Equivalents..................    273,953      67,234
Cash and Cash Equivalents at
 Beginning of Period..........    856,825     761,317
                               ==========  ==========
Cash and Cash Equivalents at
 End of Period................ $1,130,778  $  828,551
                               ==========  ==========
Supplemental Schedule of Non-
 Cash Financing Activities:
    Distributions declared and
     unpaid at end of period.. $  675,000  $  675,000
                               ==========  ==========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VII, LTD.
                        (a Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund VII, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its 83 percent interest in San Antonio #849 Joint Venture using the consolidation method. Minority interest represents the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

2. Land and Buildings on Operating Leases:

   In June 1999, the Partnership sold its property in Maryville, Tennessee to the tenant in accordance with the purchase option under the lease agreement to purchase the property, for $1,068,802, and received net sales proceeds of $1,059,954, resulting in a gain of $188,691 for financial reporting purposes. This property was originally acquired by the Partnership in 1990 at a cost of approximately $890,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold this property for a total of approximately $169,300 in excess of its original purchase price.

3. Investment in Joint Ventures:

   In June 1999, Halls Joint Venture, in which the Partnership owns a 51.1% interest, sold its property to the tenant in accordance with the purchase option under the lease agreement for $891,915, resulting in a gain to the joint venture of approximately $239,300 for financial reporting purposes. The property was originally contributed to Halls Joint Venture in 1990 and had a total cost of approximately $672,000, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the joint venture sold the property for approximately $219,900 in excess of its original purchase price.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998


   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures at:

                                                    September 30,  December
                                                        1999       31, 1998
                                                    ------------- -----------
   Land and buildings on operating leases, less
    accumulated depreciation.......................  $ 9,826,507  $10,612,379
   Cash............................................        7,832        3,763
   Restricted cash.................................      896,957          --
   Receivables.....................................          --        21,249
   Accrued rental income...........................      138,071      178,775
   Other assets....................................        1,157        1,116
   Liabilities.....................................        9,485        8,916
   Partners' capital...............................   10,861,039   10,808,366
   Revenues........................................      949,099    1,324,602
   Gain on sale of land and building...............      239,336          --
   Net income......................................      967,686    1,028,391

   The Partnership recognized income totaling $341,768 and $229,480 during the nine months ended September 30, 1999 and 1998, respectively, from these joint ventures, $73,394 and $78,287 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

4. Mortgage Notes Receivables:

   As of December 31, 1998, the Partnership had accepted two promissory notes in connection with the sale of two of its properties. During the nine months ended September 30, 1999, the Partnership collected the outstanding principal balance of $235,564 relating to the promissory note accepted in connection with the sale of the property in Jacksonville, Florida.

5. Restricted Cash:

   As of September 30, 1999, the net sales proceeds of $1,059,954 from the sale of the property in Maryville, Tennessee, plus accrued interest of $15,228, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

6. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

7. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,601,186 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $31,543,529 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

   During the nine months ended September 30, 1999, the Partnership received notice from a tenant deciding to exercise the purchase option under its lease agreement relating to the Burger King property in Jefferson City, Tennessee. The general partners believe that the anticipated sales price for this property exceeds the Partnership's net carrying value attributable to the property. As of November 5, 1999, the sales had not occurred.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund VII, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund VII, Ltd. (a Florida Limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 25, 1999, except for Note 11  for which the date is March 11, 1999 and
 Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $15,078,507 $15,382,863
Net investment indirect financing leases..............   3,365,392   3,447,152
Investment in joint ventures..........................   3,327,934   3,393,932
Mortgage notes receivable, less deferred gain.........   1,241,056   1,250,597
Cash and cash equivalents.............................     856,825     761,317
Receivables, less allowance for doubtful accounts of
 $28,853 and $32,959..................................      78,478      64,092
Prepaid expenses......................................       4,116       4,755
Accrued rental income, less allowance for doubtful
 accounts of $9,845 in 1998 and 1997..................   1,205,528   1,114,632
Other assets..........................................      60,422      60,422
                                                       ----------- -----------
                                                       $25,218,258 $25,479,762
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     2,885 $     6,131
Escrowed real estate taxes payable....................       5,834       7,785
Distributions payable.................................     675,000     675,000
Due to related parties................................      25,111      34,883
Rents paid in advance and deposits....................      49,027      60,671
                                                       ----------- -----------
    Total liabilities.................................     757,857     784,470
Minority interest.....................................     146,605     147,514
Partners' capital.....................................  24,313,796  24,547,778
                                                       ----------- -----------
                                                       $25,218,258 $25,479,762
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CLN INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $1,976,709  $1,960,724  $1,954,033
  Earned income from direct financing
   leases.................................     413,848     475,498     505,061
  Contingent rental income................      93,906      51,345      44,973
  Interest and other income...............     171,263     183,579     240,079
                                            ----------  ----------  ----------
                                             2,655,726   2,671,146   2,744,146
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative....     133,915     143,173     159,001
  Professional services...................      23,443      23,546      27,640
  Real estate taxes.......................         --        2,979       9,010
  State and other taxes...................       2,729       4,560       2,448
  Depreciation............................     304,356     304,356     317,957
  Transaction costs.......................      18,781         --          --
                                            ----------  ----------  ----------
                                               483,224     478,614     516,056
                                            ----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint
 Ventures, and Gain (Loss) on Sale of Land
 and Buildings............................   2,172,502   2,192,532   2,228,090
Minority Interest in Income of
 Consolidated Joint Venture...............     (18,590)    (18,663)    (18,691)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................     311,081     267,251     157,254
Gain (Loss) on Sale of Land and
 Buildings................................       1,025     164,888     (39,790)
                                            ----------  ----------  ----------
Net Income................................  $2,466,018  $2,606,008  $2,326,863
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners........................  $   24,659  $   24,300  $   23,586
  Limited partners........................   2,441,359   2,581,708   2,303,277
                                            ----------  ----------  ----------
                                            $2,466,018  $2,606,008  $2,326,863
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit.......  $    0.081  $    0.086  $    0.077
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................  30,000,000  30,000,000  30,000,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                         General Partners                 Limited Partners
                         ---------------- -------------------------------------------------
                                 Accumu-                              Accumu-
                         Contri-  lated     Contri-     Distri-        lated    Syndication
                         butions Earnings   butions     butions      Earnings      Costs        Total
                         ------- -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1995................... $1,000  $132,199 $30,000,000 $(14,777,623) $13,099,331 $(3,440,000) $25,014,907
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,000)         --          --    (2,700,000)
 Net income.............    --     23,586         --           --     2,303,277         --     2,326,863
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1996...................  1,000   155,785  30,000,000  (17,477,623)  15,402,608  (3,440,000)  24,641,770
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,000)         --          --    (2,700,000)
 Net income.............    --     24,300         --           --     2,581,708         --     2,606,008
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1997...................  1,000   180,085  30,000,000  (20,177,623)  17,984,316  (3,440,000)  24,547,778
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........    --        --          --    (2,700,000)         --          --    (2,700,000)
 Net income.............    --     24,659         --           --     2,441,359         --     2,466,018
                         ------  -------- ----------- ------------  ----------- -----------  -----------
Balance, December 31,
 1998................... $1,000  $204,744 $30,000,000 $(22,877,623) $20,425,675 $(3,440,000) $24,313,796
                         ======  ======== =========== ============  =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 2,435,937  $ 2,500,189  $ 2,549,406
 Distributions from unconsolidated joint
  ventures..............................      376,557      300,696      191,174
 Cash paid for expenses.................     (187,925)    (140,819)    (248,523)
 Interest received......................      166,406      180,393      178,812
                                          -----------  -----------  -----------
 Net cash provided by operating
  activities............................    2,790,975    2,840,459    2,670,869
                                          -----------  -----------  -----------
Cash Flows from Investing Activities:
 Additions to land and buildings on
  operating leases......................          --           --    (1,041,555)
 Proceeds from sale of land and
  buildings.............................          --       976,334    1,661,943
 Investment in joint ventures...........          --    (1,650,905)         --
 Collections on mortgage notes
  receivable............................       10,811        9,766        8,821
 Other..................................       13,221          --           --
                                          -----------  -----------  -----------
 Net cash provided by (used in)
  investing activities..................       24,032     (664,805)     629,209
                                          -----------  -----------  -----------
Cash Flows from Financing Activities:
 Distributions to limited partners......   (2,700,000)  (2,700,000)  (2,700,000)
 Distributions to holder of minority
  interest..............................      (19,499)     (19,766)     (19,723)
                                          -----------  -----------  -----------
 Net cash used in financing activities..   (2,719,499)  (2,719,766)  (2,719,723)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................       95,508     (544,112)     580,355
Cash and Cash Equivalents at Beginning
 of Year................................      761,317    1,305,429      725,074
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   856,825  $   761,317  $ 1,305,429
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 2,466,018  $ 2,606,008  $ 2,326,863
                                          -----------  -----------  -----------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation...........................      304,356      304,356      317,957
 Minority interest in income of
  consolidated joint venture............       18,590       18,663       18,691
 Loss (gain) on sale of land and
  buildings.............................       (1,025)    (164,888)      39,790
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..       65,476       33,445       33,920
 Decrease (increase) in receivables.....      (27,330)      17,173      (14,827)
 Decrease (increase) in prepaid
  expenses..............................          639         (101)         379
 Decrease in net investment in direct
  financing leases......................       81,760       76,941       70,329
 Increase in accrued rental income......      (90,896)    (102,142)    (104,639)
 Increase (decrease) in accounts payable
  and accrued expenses..................       (5,197)       3,222      (40,072)
 Increase (decrease) in due to related
  parties...............................       (9,772)      25,816       (4,244)
 Increase (decrease) in rents paid in
  advance and deposits..................      (11,644)      21,966       26,722
                                          -----------  -----------  -----------
 Total adjustments......................      324,957      234,451      344,006
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 2,790,975  $ 2,840,459  $ 2,670,869
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Distributions declared and unpaid at
  December 31...........................  $   675,000  $   675,000  $   675,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund VII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 83.3% interest in San Antonio #849 Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Halls Joint Venture, CNL Restaurant Investments II, Des Moines Real Estate Joint Venture, and CNL Mansfield Joint Venture, and a property in Smithfield, North Carolina, and a property in Miami, Florida, for which each of the two properties is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases generally are classified as operating leases; however, some leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant generally pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

     Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
     Land............................................. $ 8,430,465  $ 8,430,465
     Buildings........................................   9,121,968    9,121,968
                                                       -----------  -----------
                                                        17,552,433   17,552,433
     Less accumulated depreciation....................  (2,473,926)  (2,169,570)
                                                       -----------  -----------
                                                       $15,078,507  $15,382,863
                                                       ===========  ===========

   In May 1997, the Partnership sold its property in Columbus, Indiana, for $240,000 and received net sales proceeds of $223,589, resulting in a loss of $19,739 for financial reporting purposes.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $90,896, $102,142 (net of
$11,159 in reserves), and $104,639 (net of $1,631 in reserves), respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

     1999........................................................... $ 1,891,776
     2000...........................................................   1,925,741
     2001...........................................................   2,022,708
     2002...........................................................   2,034,710
     2003...........................................................   1,940,473
     Thereafter.....................................................  10,605,505
                                                                     -----------
                                                                     $20,420,913
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

afor future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1998         1997
                                                       -----------  -----------
     Minimum lease payments receivable................ $ 5,915,553  $ 6,411,161
     Estimated residual values........................   1,008,935    1,008,935
     Less unearned income.............................  (3,559,096)  (3,972,944)
                                                       -----------  -----------
     Net investment in direct financing leases........ $ 3,365,392  $ 3,447,152
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

     1999............................................................ $  495,609
     2000............................................................    495,609
     2001............................................................    496,766
     2002............................................................    496,766
     2003............................................................    496,766
     Thereafter......................................................  3,434,037
                                                                      ----------
                                                                      $5,915,553
                                                                      ==========

   In October 1997, the Partnership sold its property in Dunnellon, Florida, for $800,000 and received net sales proceeds (net of $5,055 which represents amounts due to the former tenant for prepaid rent) of $752,745, resulting in a gain of $183,701 for financial reporting purposes. This property was originally acquired by the Partnership in August 1990 and had a cost of approximately $546,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $211,500 in excess of its original purchase price.

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 51.1% interest, an 18 percent interest and a 4.79% interest in the profits and losses of Halls Joint Venture, CNL Restaurant Investments II, and Des Moines Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In February 1997, the Partnership entered into a joint venture arrangement, CNL Mansfield Joint Venture, with an affiliate of the Partnership which has the same general partners, to hold one restaurant property in Mansfield, Texas. As of December 31, 1998, the Partnership owned a 79 percent interest, respectively, in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with the affiliate.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   As of January 1, 1997, the Partnership had a 48.33% interest in a property in Yuma, Arizona, with an affiliate of the Partnership that has the same general partners, as tenants-in-common. In October 1997, the Partnership and the affiliate, as tenants-in-common, sold the property in Yuma, Arizona, for a total sales price of $1,010,000 and received net sales proceeds of $982,025 resulting in a gain of approximately $128,400 for financial reporting purposes. The property was originally acquired in July 1994 and had a total cost of approximately $861,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the property was sold for approximately $120,300 in excess of its original purchase price. In December 1997, the Partnership reinvested its portion of the net sales proceeds from the sale of the Yuma, Arizona, property, along with funds from the sale of a wholly-owned Property in Columbus, Indiana, in a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in the property in Miami, Florida, using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 35.64% interest in the Miami, Florida property owned with affiliates as tenants-in-common.

   In December 1997, the Partnership acquired a property in Smithfield, North Carolina as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 53 percent interest in this property.

   CNL Restaurant Investments II owns and leases six properties to an operator of national fast-food or family-style restaurants, and Halls Joint Venture, Des Moines Real Estate Joint Venture, CNL Mansfield Joint Venture, and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the two properties held as tenants-in-common with affiliates at December 31:

                                                         1998        1997
                                                      ----------- -----------
     Land and buildings on operating leases, less
      accumulated depreciation....................... $10,612,379 $10,892,405
     Cash............................................       3,763         750
     Receivables.....................................      21,249      18,819
     Accrued rental income...........................     178,775     147,685
     Other assets....................................       1,116       1,079
     Liabilities.....................................       8,916       8,625
     Partners' capital...............................  10,808,366  11,052,113
     Revenues........................................   1,324,602   1,012,624
     Gain on sale of land and building...............         --      128,371
     Net income......................................   1,028,391     905,117

   The Partnership recognized income totalling $311,081, $267,251, and $157,254 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures and the two properties held as tenants-in-common with affiliates.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


6. Mortgage Notes Receivable:

   In connection with the sale of its property in Florence, South Carolina during 1995, the Partnership accepted a promissory note in the principal sum of $1,160,000, collateralized by a mortgage on the property. The promissory note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $10,395, with a balloon payment of $1,105,715 due in July 2000.

   In addition, the Partnership accepted a promissory note in the principal sum of $240,000 in connection with the sale of its property in Jacksonville, Florida in December 1995. The note is collateralized by a mortgage on the property. The promissory note bears interest at a rate of ten percent per annum and is being collected in 119 equal monthly installments of $2,106, with a balloon payment of $218,252 due in December 2005.

   The mortgage notes receivable consisted of the following at December 31:

                                                           1998        1997
                                                        ----------  ----------
     Principal balance................................. $1,357,877  $1,368,688
     Accrued interest receivable.......................      8,457       8,212
     Less deferred gain on sale of land and building...   (125,278)   (126,303)
                                                        ----------  ----------
                                                        $1,241,056  $1,250,597
                                                        ==========  ==========

   The general partners believe that the estimated fair values of mortgage notes receivable at December 31, 1998 and 1997, approximate the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property not in liquidation of the Partnership is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership,

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $2,700,000. No distributions have been made to the general partners to date.

8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $2,466,018  $2,606,008  $2,326,863
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................     (16,795)    (25,552)    (24,753)
   Gain on sale of land and buildings for
    financial reporting purposes in excess
    of gain for tax reporting purposes.....        (246)   (178,348)   (163,152)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      81,760      76,941      70,329
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes in excess of (less than)
    equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes...............................      11,026     (55,911)      1,420
   Accrued rental income...................     (90,896)   (102,142)   (104,639)
   Rents paid in advance...................     (12,644)     21,966      26,722
   Minority interest in timing differences
    of unconsolidated joint venture........         982         981         981
   Allowance for uncollectible accounts....      (4,106)        --          --
   Capitalization of transaction costs for
    tax reporting purposes.................      18,781         --          --
   Other...................................         --      (10,275)        --
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,453,880  $2,333,668  $2,133,771
                                             ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the properties held as tenants-in-common with affiliates, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners have not received their 10% Preferred Return in any particular year, no management fee will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1998, 1997, and 1996.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $87,256, $77,078, and 92,985 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                1998    1997
                                                               ------- -------
     Due to Affiliates:
       Expenditures incurred on behalf of the Partnership..... $10,111 $20,321
       Accounting and administrative services.................   7,800   7,362
       Deferred, subordinated real estate disposition fee.....   7,200   7,200
                                                               ------- -------
                                                               $25,111 $34,883
                                                               ======= =======

10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the two properties held as tenants-in-common with affiliates), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
     Golden Corral Corporation...................... $732,650 $625,724 $608,852
     Restaurant Management Services, Inc............  448,691  444,069  446,867
     Waving Leaves, Inc.............................  300,546      N/A      --
     Flagstar Enterprises, Inc......................      N/A  307,738  464,042

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the two properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
     Golden Corral Family Steakhouse Restaurants... $732,650 $625,724 $608,852
     Burger King...................................  469,984  466,626  478,901
     Hardees.......................................  451,348  447,074  524,625

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 3,202,371 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $31,543,529 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 1,601,186 shares.

            Additional Financial Information regarding Golden Corral

   The attached combined statements of revenues and direct operating expenses and combined statements of cash flows (the "Golden Corral Restaurant Property Financial Statements") were prepared from financial information derived from the audited financials of Golden Corral Corporation, the lessee of four restaurant properties of the Income Fund ("Golden Corral"). The Golden Corral Restaurant Property Financial Statements depict the operating results and cash flows of the individual properties owned by the Income Fund and not the operations of Golden Corral. The audited financial statements of Golden Corral are not publicly available, and Golden Corral does not guarantee regarding the operating results of the restaurant properties. Golden Corral is able to consolidate the cash generated from the Income Fund's restaurant properties with the cash generated from other properties not owned by the Income Fund. As a result, cash generated from the Income Fund's restaurant properties may be used by Golden Corral to pay its obligations with respect to other properties in its portfolio and for normal working capital purposes. THEREFORE, THE CASH GENERATED FROM THE GOLDEN CORRAL RESTAURANT PROPERTIES OWNED BY THE INCOME FUND IS NOT NECESSARILY INDICATIVE OF GOLDEN CORRAL'S ABILITY TO PAY ITS LEASE OBLIGATIONS WITH RESPECT TO SUCH PROPERTIES.

                       Independent Auditors' Report

To the Board of Directors and Stockholders
Golden Corral Corporation and Subsidiaries
Raleigh, North Carolina

   We have audited the accompanying combined statements of revenues and direct operating expenses and cash flows of the four Golden Corral restaurants included in CNL Income Fund VII, Ltd. ("Four Golden Corral Restaurants") for the years ended December 30, 1998 and December 31, 1997. These statements are the responsibility of Golden Corral Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1, the accompanying financial statements were prepared solely to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the results of operations and cash flows of the Four Golden Corral Restaurants.

   In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined revenues and direct operating expenses and cash flows of the Four Golden Corral Restaurants for the years ended December 30, 1998 and December 31, 1997, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Raleigh, North Carolina
November 5, 1999

                         FOUR GOLDEN CORRAL RESTAURANTS

         COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

For the Years Ended December 30, 1998 and December 31, 1997 and the Ten Periods
           Ended October 6, 1999 and October 7, 1998 (Unaudited)

                                   Ten Periods Ended
                                 ---------------------
                                 October 6, October 7,
                                    1999       1998        1998         1997
                                 ---------- ----------  -----------  ----------
                                      (Unaudited)
Revenues
  Net restaurant sales.......... $7,719,426 $7,877,953  $10,084,080  $9,540,937
                                 ---------- ----------  -----------  ----------
Direct Operating Expenses
  Cost of sales.................  2,916,154  3,110,480    3,950,722   3,666,995
  Labor and labor expense.......  1,839,777  1,893,040    2,374,992   2,280,964
  Manager controllables.........    914,274    972,198    1,251,920   1,202,743
  Non-controllables.............  1,852,288  1,854,603    2,372,953   2,223,617
  Bonus expense.................    184,379    163,538      230,161     211,924
                                 ---------- ----------  -----------  ----------
                                  7,706,872  7,993,859   10,180,748   9,586,243
                                 ---------- ----------  -----------  ----------
Net Earnings (Loss)............. $   12,554 $ (115,906) $   (96,668) $  (45,306)
                                 ========== ==========  ===========  ==========



                See accompanying notes to financial statements.

                         FOUR GOLDEN CORRAL RESTAURANTS

                       COMBINED STATEMENTS OF CASH FLOWS

        For the Years Ended December 30, 1998 and December 31, 1997 and the Ten Periods Ended October 6, 1999 and October 7, 1998 (Unaudited)

                                    Ten Periods Ended
                             -------------------------------
                             October 6, 1999 October 7, 1998   1998      1997
                             --------------- --------------- --------  --------
                                       (Unaudited)
Cash Flows from Operating
 Activities
Net Earnings (Loss)........     $  12,554       $(115,906)   $(96,668) $(45,306)
(Decrease) Increase In Cash
 Due To Changes In
    Receivables............         2,717          (3,540)       (118)   (8,864)
    Inventories............        17,219          35,626      23,229   (35,725)
    Other current assets...        18,783         (10,728)    (21,128)    2,413
    Accounts payable.......       (62,337)        (56,551)      4,547    84,497
    Accrued liabilities....       147,618         184,556      53,305    12,742
                                ---------       ---------    --------  --------
                                  136,554          33,457     (36,833)    9,757
                                ---------       ---------    --------  --------
Cash Flows from Financing
 Activities
  (Decrease) increase in
   amounts due to Golden
   Corral Corporation......      (186,722)       (130,389)    (28,787)   65,906
                                ---------       ---------    --------  --------
                                 (186,722)       (130,389)    (28,787)   65,906
                                ---------       ---------    --------  --------
Net (Decrease) Increase on
 Cash......................       (50,168)        (96,932)    (65,620)   75,663
Cash, Beginning............       117,129         182,749     182,749   107,086
                                =========       =========    ========  ========
Cash, Ending...............     $  66,961       $  85,817    $117,129  $182,749
                                =========       =========    ========  ========



                See accompanying notes to financial statements.

                         FOUR GOLDEN CORRAL RESTAURANTS

NOTES TO COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES AND CASH
                                     FLOWS

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)

1. Basis of Presentation and Description of Business

   The Four Golden Corral Restaurants are parties to leasing arrangements for land and building leases with CNL Income Fund VII, Ltd. The Restaurants are located in El Paso, Midland, Harlingen and Odessa, Texas and are operated by Golden Corral Corporation. The accompanying combined financial statements present the revenues and direct operating costs and the related cash flows of the Four Golden Corral Restaurants.

   The combined financial statements have been prepared to comply with the rules and regulations of the Securities and Exchange Commission for the inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if the Four Golden Corral Restaurants had operated as a stand-alone company. The Four Golden Corral Restaurants were not operated as a stand-alone business within Golden Corral Corporation and the presentation does not include certain indirect expenses of the Four Golden Corral Restaurants which were incurred by Golden Corral Corporation. Therefore, the accompanying combined financial statements are not representative of the complete financial position, results of operations or cash flows of the Four Golden Corral Restaurants for the periods presented.

   The accompanying unaudited combined financial statements for the ten periods ended October 6, 1999 and October 7, 1998 do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. Operating results for the ten periods ended October 7, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999.

2. Summary of Significant Accounting Policies

   Use of Estimates--The combined statements of the Four Golden Corral Restaurants are presented on the accrual basis in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period, and of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates. The ten periods ended October 6, 1999 and October 7, 1998, included forty weeks.

   Fiscal Year--The Restaurants use a thirteen four-week period, fifty-two/fifty-three week fiscal year with the year ending on the Wednesday closest to December 31. The years ended December 30, 1998 and December 31, 1997, included fifty-two weeks.

   Inventories--Inventories are valued at the lower of first-in, first-out cost or market.

   Income Taxes--Income taxes have not been provided in the financial statements as the Four Golden Corral Restaurants are part of Golden Corral Corporation and Subsidiaries and income taxes were not allocated to the individual restaurant level.

   Non-controllables--Non-controllables consist of expenses for land and building rent, equipment rent, advertising, general liability insurance, property taxes and licenses, and administrative services paid by the restaurant.

                        FOUR GOLDEN CORRAL RESTAURANTS

                 NOTES TO COMBINED STATEMENTS OF REVENUES AND
             DIRECT OPERATING EXPENSES AND CASH FLOWS--(Continued)

  December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7,
                             1998 (Unaudited)


3. Lease Arrangements

   CNL Income Fund VII, Ltd. and the Four Golden Corral Restaurants are parties to various leasing arrangements for restaurant facilities. Leases for restaurant facilities are for terms of 15 years with cancellation provisions and purchase or substitution provisions on certain leases and generally provide for minimum rentals plus a percentage of sales in excess of stated amounts. The Four Golden Corral Restaurants are obligated for the cost of property taxes, insurance and maintenance.

   Lease Obligations--Minimum rental payments due under leases having terms in excess of one year at December 30, 1998 are as follows:

     1999........................................................... $  591,000
     2000...........................................................    591,000
     2001...........................................................    591,000
     2002...........................................................    591,000
     2003...........................................................    591,000
     Later years....................................................    870,000
                                                                     ----------
     Total minimum lease commitments................................ $3,825,000
                                                                     ==========

   Expense--Rent expense for restaurant facilities is included in non-controllables and is summarized below:

                                     Ten Periods Ended
                              -------------------------------
                              October 6, 1999 October 7, 1998   1998     1997
                              --------------- --------------- -------- --------
                                        (Unaudited)
     Minimum rentals on
      operating leases.......    $462,000        $462,000     $600,000 $600,000
     Contingent rentals......      35,000          45,000       53,000   36,000
                                 --------        --------     -------- --------
                                 $497,000        $507,000     $653,000 $636,000
                                 ========        ========     ======== ========

                         FOUR GOLDEN CORRAL RESTAURANTS

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
             DIRECT OPERATING EXPENSES AND CASH FLOWS--(Continued)

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)

4. Related Party Transactions

   The following summarizes transactions with related parties:

                                      Ten Periods Ended
                               -------------------------------
                               October 6, 1999 October 7, 1998   1998     1997
                               --------------- --------------- -------- --------
                                         (Unaudited)
     Amounts paid to Golden
      Corral Corporation and
      Subsidiaries for:
     Administrative services,
      included in non-
      controllables..........     $386,138        $394,085     $504,435 $477,248
                                  ========        ========     ======== ========
     Equipment rent, included
      in non-controllables...     $559,359        $552,080     $719,114 $622,880
                                  ========        ========     ======== ========
     Workers' compensation
      insurance, included in
      labor and labor
      expense................     $111,384        $138,525     $127,964 $142,640
                                  ========        ========     ======== ========
     General liability
      insurance, included in
      non-controllables......     $ 96,828        $ 69,855     $ 82,711 $133,875
                                  ========        ========     ======== ========
     Advertising, included in
      non-controllables......     $154,461        $164,490     $212,142 $194,309
                                  ========        ========     ======== ========

   Excess cash generated by the Four Golden Corral Restaurants is transferred to Golden Corral Corporation. Cash shortfalls by the Four Golden Corral Restaurants are funded by Golden Corral Corporation.

                           CNL INCOME FUND VIII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-267

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-268

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-269

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-270

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999
 and 1998................................................................  F-271

Report of Independent Certified Public Accountants.......................  F-273

Balance Sheets as of December 31, 1998 and 1997..........................  F-274

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-275

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-276

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-277

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-278

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September
                                                            30,     December 31,
                                                           1999         1998
                                                        ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,910,651 and $1,685,510
 in 1999 and 1998, respectively.......................  $15,544,137 $15,769,278
Net investment in direct financing leases.............    7,679,517   7,802,785
Investment in joint ventures..........................    2,756,955   2,809,759
Mortgage notes receivable.............................    1,487,840   1,811,726
Cash and cash equivalents.............................    2,012,110   1,809,258
Receivables, less allowance for doubtful accounts of
 $24,636 in 1998......................................          308      84,265
Prepaid expenses......................................        9,572       3,959
Accrued rental income, less allowance for doubtful
 accounts of $4,501 in 1999 and 1998..................    1,997,551   1,927,418
Other assets..........................................       52,671      52,671
                                                        ----------- -----------
                                                        $31,540,661 $32,071,119
                                                        =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable......................................  $   146,857 $     4,258
Escrowed real estate taxes payable....................       23,970      27,838
Distributions payable.................................      787,501   1,137,501
Due to related party..................................       64,283      75,266
Rents paid in advance.................................      116,539      62,349
                                                        ----------- -----------
  Total liabilities...................................    1,139,150   1,307,212
Commitments and Contingencies (Note 4)
Minority interest.....................................      108,591     108,600
Partners' capital.....................................   30,292,920  30,655,307
                                                        ----------- -----------
                                                        $31,540,661 $32,071,119
                                                        =========== ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                  Quarter Ended           Nine Months Ended
                                  September 30,             September 30,
                             ------------------------  ------------------------
                                1999         1998         1999         1998
                             -----------  -----------  -----------  -----------
Revenues:
  Rental income from
   operating leases........  $   490,669  $   478,742  $ 1,475,971  $ 1,389,490
  Earned income from direct
   financing leases........      234,358      258,348      706,845      855,788
  Contingent rental
   income..................          --           --        16,614       21,033
  Interest and other
   income..................       56,972       66,175      168,381      201,501
                             -----------  -----------  -----------  -----------
                                 781,999      803,265    2,367,811    2,467,812
                             -----------  -----------  -----------  -----------
Expenses:
  General operating and
   administrative..........       30,006       40,683      102,515      116,775
  Professional services....        8,961        4,248       23,097       16,611
  State and other taxes....          --           --        17,646        5,372
  Depreciation.............       75,047       67,445      225,141      171,930
  Transaction costs........       65,171          --       186,261          --
                             -----------  -----------  -----------  -----------
                                 179,185      112,376      554,660      310,688
                             -----------  -----------  -----------  -----------
Income Before Minority
 Interest in Income of
 Consolidated Joint
 Venture, Equity in
 Earnings of Unconsolidated
 Joint Ventures and Gain on
 Sale of Land..............      602,814      690,889    1,813,151    2,157,124
Minority Interest in Income
 of Consolidated Joint
 Venture...................       (3,349)      (3,412)     (10,034)     (10,123)
Equity in Earnings of
 Unconsolidated Joint
 Ventures..................       67,121       71,177      196,999      210,430
Gain on Sale of Land.......          --       108,176          --       108,176
                             -----------  -----------  -----------  -----------
Net Income.................  $   666,586  $   866,830  $ 2,000,116  $ 2,465,607
                             ===========  ===========  ===========  ===========
Allocation of Net Income:
  General partners.........  $     6,666  $     7,586  $    20,001  $    23,574
  Limited partners.........      659,920      859,244    1,980,115    2,442,033
                             -----------  -----------  -----------  -----------
                             $   666,586  $   866,830  $ 2,000,116  $ 2,465,607
                             ===========  ===========  ===========  ===========
Net Income Per Limited
 Partner Unit..............  $     0.019  $     0.025  $     0.057  $     0.070
                             ===========  ===========  ===========  ===========
Weighted Average Number of
 Limited Partner Units
 Outstanding...............   35,000,000   35,000,000   35,000,000   35,000,000
                             ===========  ===========  ===========  ===========

           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   258,248    $   226,441
  Net income....................................         20,001         31,807
                                                    -----------    -----------
                                                        278,249        258,248
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     30,397,059     30,989,957
  Net income....................................      1,980,115      3,257,105
  Distributions ($0.068 and $0.110 per limited
   partner unit, respectively)..................     (2,362,503)    (3,850,003)
                                                    -----------    -----------
                                                     30,014,671     30,397,059
                                                    -----------    -----------
Total partners' capital.........................    $30,292,920    $30,655,307
                                                    ===========    ===========




           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                     ------------------------
                                                        1999         1998
                                                     -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
    Net Cash Provided by Operating Activities....... $ 2,604,386  $ 2,697,992
                                                     -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land........................         --       116,397
  Collections on mortgage notes receivable..........     321,012       30,554
                                                     -----------  -----------
    Net cash provided by investing activities.......     321,012      146,951
                                                     -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners.................  (2,712,503)  (2,712,502)
  Distributions to holder of minority interest......     (10,043)      (9,932)
                                                     -----------  -----------
    Net cash used in financing activities...........  (2,722,546)  (2,722,434)
                                                     -----------  -----------
Net Increase in Cash and Cash Equivalents...........     202,852      122,509
Cash and Cash Equivalents at Beginning of Period....   1,809,258    1,602,236
                                                     -----------  -----------
Cash and Cash Equivalents at End of Period.......... $ 2,012,110  $ 1,724,745
                                                     ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
  Distributions declared and unpaid at end of
   period........................................... $   787,501  $   787,501
                                                     ===========  ===========



           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund VIII, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its approximate 88 percent interest in Woodway Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

2. Mortgage Notes Receivable:

   As of December 31, 1998, the Partnership had accepted three promissory notes in connection with the sale of three of its properties. During the nine months ended September 30, 1999, the maker relating to one of the promissory notes prepaid principal in the amount of $272,500 which was applied to the outstanding principal balance.

3. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

4. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,021,318 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $39,843,631 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates on June 23, 1999 in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

5. Subsequent Events:

   In November 1999, the Partnership used the proceeds from the prepayment of principal from one of its promissory notes to enter into a joint venture arrangement, Bossier City Joint Venture, with CNL Income Fund XII, Ltd. and CNL Income Fund XIV, Ltd., both Florida limited partnerships and, affiliates of the general partners, to hold one restaurant property. The Partnership contributed approximately $448,000 to acquire the restaurant property. The Partnership owns an approximate 34 percent interest in the profits and losses of the joint venture. The Partnership will account for its investment in this joint venture under the equity method since the Partnership will share control with an affiliate.

               Report of Independent Certified Public Accountants

To the Partners CNL Income Fund VIII, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund VIII, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 4, 1999, except for Note 11
 for which the date is March 11, 1999 and
 Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $15,769,278 $13,960,232
Net investment in direct financing leases.............   7,802,785  10,044,975
Investment in joint ventures..........................   2,809,759   2,877,717
Mortgage notes receivable.............................   1,811,726   1,853,386
Cash and cash equivalents.............................   1,809,258   1,602,236
Receivables, less allowance for doubtful accounts of
 $24,636 and $19,228..................................      84,265      51,393
Prepaid expenses......................................       3,959       4,357
Accrued rental income, less allowance for doubtful
 accounts of $4,501 in 1998 and 1997..................   1,927,418   1,811,329
Other assets..........................................      52,671      52,671
                                                       ----------- -----------
                                                       $32,071,119 $32,258,296
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $     4,258 $     8,359
Escrowed real estate taxes payable....................      27,838      24,459
Distributions payable.................................   1,137,501     787,501
Due to related parties................................      75,266      59,649
Rents paid in advance and deposits....................      62,349      53,556
                                                       ----------- -----------
  Total liabilities...................................   1,307,212     933,524
Minority interest.....................................     108,600     108,374
Partners' capital.....................................  30,655,307  31,216,398
                                                       ----------- -----------
                                                       $32,071,119 $32,258,296
                                                       =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                               Year Ended December 31,
                                         -------------------------------------
                                            1998         1997         1996
                                         -----------  -----------  -----------
Revenues:
  Rental income from operating leases... $ 1,897,209  $ 1,804,273  $ 1,867,968
  Earned income from direct financing
   leases...............................   1,093,839    1,211,369    1,314,090
  Contingent rental income..............     101,911       85,735       31,712
  Interest and other income.............     269,744      238,338      127,246
                                         -----------  -----------  -----------
                                           3,362,703    3,339,715    3,341,016
                                         -----------  -----------  -----------
Expenses:
  General operating and administrative..     146,943      140,586      156,177
  Professional services.................      24,837       23,284       27,682
  State and other taxes.................       5,372        5,081        4,757
  Depreciation..........................     246,976      208,971      208,971
  Transaction costs.....................      21,042          --           --
                                         -----------  -----------  -----------
                                             445,170      377,922      397,587
                                         -----------  -----------  -----------
Income Before Minority Interest in
 Income of Consolidated Joint Venture,
 Equity in Earnings of Unconsolidated
 Joint Ventures and Gain (Loss) on Sale
 of Land and Buildings..................   2,917,533    2,961,793    2,943,429
Minority Interest in Income of
 Consolidated Joint Venture.............     (13,518)     (13,706)     (13,906)
Equity in Earnings of Unconsolidated
 Joint Ventures.........................     276,721     293 ,480      266,500
Gain (Loss) on Sale of Land and
 Buildings..............................     108,176          --       (99,031)
                                         -----------  -----------  -----------
Net Income.............................. $ 3,288,912  $ 3,241,567  $ 3,096,992
                                         ===========  ===========  ===========
Allocation of Net Income:
  General partners...................... $    31,807  $    32,416  $    31,413
  Limited partners......................   3,257,105    3,209,151    3,065,579
                                         -----------  -----------  -----------
                                         $ 3,288,912  $ 3,241,567  $ 3,096,992
                                         ===========  ===========  ===========
Net Income Per Limited Partner Unit..... $     0.093  $     0.092  $     0.088
                                         ===========  ===========  ===========
Weighted Average Number of Limited
 Partner Units Outstanding..............  35,000,000   35,000,000   35,000,000
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $1,000      $161,612    $35,000,000  $(15,772,138)  $16,064,868 $(4,015,000) $31,440,342
 Distributions to
  limited partners
  ($0.098 per limited
  partner unit).........       --            --             --     (3,412,500)          --          --    (3,412,500)
 Net income.............       --         31,413            --            --      3,065,579         --     3,096,992
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000       193,025     35,000,000   (19,184,638)   19,130,447  (4,015,000)  31,124,834
 Distributions to
  limited partners
  ($0.090 per limited
  partner unit).........       --            --             --     (3,150,003)          --          --    (3,150,003)
 Net income.............       --         32,416            --            --      3,209,151         --     3,241,567
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     1,000       225,441     35,000,000   (22,334,641)   22,339,598  (4,015,000)  31,216,398
 Distributions to
  limited partners
  ($0.110 per limited
  partner unit).........       --            --             --     (3,850,003)          --          --    (3,850,003)
 Net income.............       --         31,807            --            --      3,257,105         --     3,288,912
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $1,000      $257,248    $35,000,000  $(26,184,644)  $25,596,703 $(4,015,000) $30,655,307
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 3,144,635  $ 3,114,439  $ 3,222,903
 Distributions from unconsolidated joint
  ventures..............................      344,643      356,589      323,531
 Cash paid for expenses.................     (185,270)    (163,215)    (194,218)
 Interest received......................      258,584      235,243      110,452
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    3,562,592    3,543,056    3,462,668
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  buildings.............................      116,397          --           --
 Additions to land and buildings on
  operating leases......................          --           --        (1,135)
 Investment in direct financing leases..          --           --        (1,326)
 Investment in joint venture............          --           --      (234,059)
 Collections on mortgage notes
  receivable............................       41,292        8,799        2,557
 Other..................................           36          --       (34,793)
                                          -----------  -----------  -----------
  Net cash provided by (used in)
   investing activities.................      157,725        8,799     (268,756)
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Distributions to limited partners......   (3,500,003)  (3,412,502)  (3,325,000)
 Distributions to holder of minority
  interest..............................      (13,292)     (13,391)     (13,503)
                                          -----------  -----------  -----------
  Net cash used in financing
   activities...........................   (3,513,295)  (3,425,893)  (3,338,503)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      207,022      125,962     (144,591)
Cash and Cash Equivalents at Beginning
 of Year................................    1,602,236    1,476,274    1,620,865
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,809,258  $ 1,602,236  $ 1,476,274
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 3,288,912  $ 3,241,567  $ 3,096,992
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Depreciation...........................      246,976      208,971      208,971
 Minority interest in income of
  consolidated joint venture............       13,518       13,706       13,906
 Equity in earnings of unconsolidated
  joint ventures, net of distributions..       67,922       63,109       57,031
 Loss (gain) on sale of land and
  buildings.............................     (108,176)         --        99,031
 Decrease (increase) in receivables.....      (32,504)     (25,641)         429
 Decrease (increase) in prepaid
  expenses..............................          398           20       (1,465)
 Decrease in net investment in direct
  financing leases......................      177,947      178,250      157,194
 Increase in accrued rental income......     (116,089)    (128,736)    (219,757)
 Increase (decrease) in accounts payable
  and accrued expenses..................         (722)       9,987       12,203
 Increase (decrease) in due to related
  parties...............................       15,617        2,769       (4,505)
 Increase (decrease) in rents paid in
  advance and deposits..................        8,793      (20,946)      42,638
                                          -----------  -----------  -----------
  Total adjustments.....................      273,680      301,489      365,676
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,562,592  $ 3,543,056  $ 3,462,668
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Mortgage notes accepted in exchange for
  sale of land and buildings............  $       --   $       --   $ 1,375,000
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $ 1,137,501  $   787,501  $ 1,050,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund VIII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and the allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 87.68% interest in Woodway Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Asheville Joint Venture, CNL Restaurant Investments II and Middleburg Joint Venture are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For property leases classified as direct financing leases, the building portions of the majority of property leases are accounted for as direct financing leases while the land portions of these leases are accounted for as operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions of the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 9,159,115  $ 9,167,336
   Buildings..........................................   8,295,673    6,231,430
                                                       -----------  -----------
                                                        17,454,788   15,398,766
   Less accumulated depreciation......................  (1,685,510)  (1,438,534)
                                                       -----------  -----------
                                                       $15,769,278  $13,960,232
                                                       ===========  ===========

   In July 1998, the Partnership received $116,397 as a settlement from the Florida Department of Transportation for a right of way taking related to a parcel of land on its property in Brooksville, Florida. In connection therewith, the Partnership recognized a gain of $108,176 for financial reporting purposes.

   Some leases provide for escalating guaranteed minimum rents throughout the lease terms. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $116,089, $128,736 (net
$4,501 in reserves), and $219,757, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 1,889,012
   2000.............................................................   1,919,651
   2001.............................................................   2,017,044
   2002.............................................................   2,065,510
   2003.............................................................   2,096,121
   Thereafter.......................................................  12,027,545
                                                                     -----------
                                                                     $22,014,883
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                         1998          1997
                                                      -----------  ------------
   Minimum lease payments receivable................. $14,095,756  $ 18,939,788
   Estimated residual values.........................   2,457,619     3,040,615
   Less unearned income..............................  (8,750,590)  (11,935,428)
                                                      -----------  ------------
   Net investment in direct financing leases......... $ 7,802,785  $ 10,044,975
                                                      ===========  ============

   In August 1998, four of the Partnership's leases were amended. As a result, the Partnership reclassified these leases from direct financing leases to operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded each of the reclassified leases at the lower of original cost, present fair value, or present carrying value. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

   1999............................................................. $ 1,106,822
   2000.............................................................   1,106,822
   2001.............................................................   1,130,328
   2002.............................................................   1,142,042
   2003.............................................................   1,142,042
   Thereafter.......................................................   8,467,700
                                                                     -----------
                                                                     $14,095,756
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


5. Investment in Joint Ventures:

   The Partnership has an 85.54%, a 36.8%, and a 12.46% interest in the profits and losses of Asheville Joint Venture, CNL Restaurant Investments II, and Middleburg Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   Asheville Joint Venture and Middleburg Joint Venture each own and lease one property, and CNL Restaurant Investments II owns and leases six properties to an operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                           1998       1997
                                                        ---------- ----------
   Land and buildings on operating leases, less
    accumulated depreciation........................... $6,320,059 $6,487,210
   Net investment in direct financing lease............  1,319,045  1,335,223
   Cash................................................      1,176        596
   Receivables.........................................     17,395     14,169
   Prepaid expenses....................................        719      1,017
   Accrued rental income...............................    162,857    128,993
   Liabilities.........................................        580        864
   Partners' capital...................................  7,820,671  7,966,344
   Revenues............................................    940,168  1,001,284
   Net income..........................................    762,579    824,576

   The Partnership recognized income totalling $276,721, $293,480, and $266,500 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Mortgage Notes Receivable:

   As of December 31, 1995, the Partnership had accepted two promissory notes in the principal sum totalling $460,000, in connection with the sale of two of its properties in Jacksonville, Florida. The promissory notes, which are collateralized by mortgages on the properties, bear interest at a rate of ten percent per annum, and are being collected in 119 equal monthly installments of $2,106 and $1,931, with balloon payments of $218,252 and $200,324, respectively, due in December 2005.

   In addition, in connection with the sale in 1996 of its property in Orlando, Florida, the Partnership accepted a promissory note in the principal sum of $1,388,568, representing the gross sales price of $1,375,000 plus tenant closing costs of $13,568 that the Partnership financed on behalf of the tenant. The promissory note bears interest at a rate of 10.75% per annum, is collateralized by a mortgage on the property and is being collected in 12 monthly installments of interest only, in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest.

   The mortgage notes receivable consisted of the following at December 31:

                                                             1998       1997
                                                          ---------- ----------
   Principal balance..................................... $1,795,920 $1,837,212
   Accrued interest receivable...........................     15,806     16,174
                                                          ---------- ----------
                                                          $1,811,726 $1,853,386
                                                          ========== ==========

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The general partners believe that the estimated fair value of mortgage notes receivable at December 31, 1998 and 1997, approximated the outstanding principal amount based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital account balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,850,003, $3,150,003, and $3,412,500, respectively. No distributions have been made to the general partners to date.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $3,288,912  $3,241,567  $3,096,992
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........    (166,412)   (204,419)   (219,372)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes..............................     177,946     178,250     157,197
   Allowance for doubtful accounts........       5,408      18,954     (23,716)
   Accrued rental income..................    (116,089)   (133,237)   (219,757)
   Rents paid in advance..................       9,293     (21,446)     42,637
   Gain or loss on sale of land and
    buildings for tax reporting purposes
    in excess of gain or loss for
    financial reporting purposes..........       3,170         670      99,031
   Capitalized transaction costs for tax
    reporting purposes....................      21,042         --          --
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes in excess of (less than)
    equity in earnings of unconsolidated
    joint ventures for financial reporting
    purposes..............................      15,563      (2,987)     13,320
   Minority interest in timing differences
    of consolidated joint venture.........       1,443       1,571       1,677
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $3,240,276  $3,078,923  $2,948,009
                                            ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners have not received their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. During the year ended December 31, 1996, the Partnership incurred $41,250 in deferred, subordinated real estate disposition fees as the result of the sale of the property in Orlando, Florida. No deferred, subordinated real estate disposition fees were incurred for the years ended December 31, 1998 and 1997.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $96,202, $80,461 and $89,317 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties consisted of the following at December 31:

                                                                 1998    1997
                                                                ------- -------
   Due to Affiliates:
     Accounting and administrative services.................... $20,216 $ 4,599
     Deferred, subordinated real estate disposition fee........  55,050  55,050
                                                                ------- -------
                                                                $75,266 $59,649
                                                                ======= =======

10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures) for each of the years ended December 31:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Golden Corral Corporation....................... $728,641 $706,839 $663,889
   Restaurant Management Services, Inc. ...........  527,360  531,110  533,990
   Carrols Corporation.............................  482,081  523,517  526,034
   Flagstar Enterprises, Inc. and Quincy's
    Restaurants, Inc. .............................      N/A      N/A  356,720

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures), for each of the years ended December 31:

                                                     1998      1997      1996
                                                   -------- ---------- --------
   Burger King.................................... $961,542 $1,003,419 $989,480
   Golden Corral Family Steakhouse Restaurants....  750,869    735,949  681,042
   Shoney's.......................................  603,304    607,054  609,072

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,042,635 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $39,843,631 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,021,318 shares.

                            CNL INCOME FUND IX, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-288
Condensed Statements of Income for the Quarters and Nine Months September
 June 30, 1999 and 1998..................................................  F-289
Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-290
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-291
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-292
Report of Independent Certified Public Accountants.......................  F-294
Balance Sheets as of December 31, 1998 and 1997..........................  F-295
Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-296
Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-297
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-298
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-299

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September
                                                           30,     December 31,
                                                          1999         1998
                                                       ----------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,821,941 and
 $1,711,187, in 1999 and 1998, respectively, and
 allowance for loss on building of $249,368 for 1999
 and 1998............................................  $14,773,120 $15,066,178
Net investment in direct financing leases, less
 allowance for impairment in carrying value of
 $65,407 for 1998....................................    5,335,689   5,905,995
Investment in joint ventures.........................    6,357,146   6,473,381
Cash and cash equivalents............................    1,912,299   1,287,379
Receivables, less allowance for doubtful accounts of
 $98,820 and $206,052, in 1999 and 1998, respectively
 ....................................................       37,731      93,569
Prepaid expenses.....................................       19,609       3,185
Lease costs, less accumulated amortization of $2,702
 and $1,577, in 1999 and 1998, respectively..........       12,298      13,423
Accrued rental income................................    1,176,862   1,255,968
                                                       ----------- -----------
                                                       $29,624,754 $30,099,078
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable.....................................  $   140,388 $     1,103
Escrowed real estate taxes payable...................       12,134       9,022
Distributions payable................................      787,501     787,501
Due to related parties...............................       11,034      24,187
Rents paid in advance and deposits...................       79,882      63,347
                                                       ----------- -----------
  Total liabilities..................................    1,030,939     885,160
Commitments and Contingencies (Note 5)
Partners' capital....................................   28,593,815  29,213,918
                                                       ----------- -----------
                                                       $29,624,754 $30,099,078
                                                       =========== ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                        Quarter Ended       Nine Months Ended
                                        September 30,         September 30,
                                     -------------------  ---------------------
                                       1999      1998        1999       1998
                                     --------- ---------  ---------- ----------
Revenues:
  Rental income from operating
   leases..........................  $ 437,107 $ 456,754  $1,202,009 $1,351,234
  Adjustments to accrued rental
   income..........................        --     (4,600)        --    (272,200)
  Earned income from direct
   financing leases................    170,369   209,650     583,953    551,913
  Interest and other income........      3,035    11,871      61,696     39,539
                                     --------- ---------  ---------- ----------
                                       610,511   673,675   1,847,658  1,670,486
                                     --------- ---------  ---------- ----------
Expenses:
  General operating and
   administrative..................     33,278    41,132     117,913    112,211
  Bad debt expense.................        --      4,148         --       9,281
  Professional services............     12,853     6,141      38,794     20,883
  Real estate taxes ...............      4,494       --       12,885        --
  State and other taxes............        --        --       24,884     14,337
  Depreciation and amortization....     80,779    71,113     237,469    197,603
  Transaction costs................     63,902       --      185,528        --
                                     --------- ---------  ---------- ----------
                                       195,306   122,534     617,473    354,315
                                     --------- ---------  ---------- ----------
Income Before Equity in Earnings of
 Joint Ventures and Gain on Sale of
 Land and Building.................    415,205   551,141   1,230,185  1,316,171
Equity in Earnings of Joint
 Ventures..........................    152,161   155,940     436,218    432,608
Gain on Sale of Land and Building
 ..................................        --        --       75,997        --
                                     --------- ---------  ---------- ----------
Net Income.........................  $ 567,366 $ 707,081  $1,742,400 $1,748,779
                                     ========= =========  ========== ==========
Allocation of Net Income:
  General partners.................  $   5,673 $   7,071  $   17,227 $   17,488
  Limited partners.................    561,693   700,010   1,725,173  1,731,291
                                     --------- ---------  ---------- ----------
                                     $ 567,366 $ 707,081  $1,742,400 $1,748,779
                                     ========= =========  ========== ==========
Net Income Per Limited Partner
 Unit..............................  $    0.16 $    0.20  $     0.49 $     0.49
                                     ========= =========  ========== ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........  3,500,000 3,500,000   3,500,000  3,500,000
                                     ========= =========  ========== ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   214,763    $   190,772
  Net income....................................         17,227         23,991
                                                    -----------    -----------
                                                        231,990        214,763
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     28,999,155     29,956,452
  Net income....................................      1,725,173      2,262,707
  Distributions ($0.68 and $0.92 per limited
   partner unit, respectively)..................     (2,362,503)    (3,220,004)
                                                    -----------    -----------
                                                     28,361,825     28,999,155
                                                    -----------    -----------
Total partners' capital.........................    $28,593,815    $29,213,918
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents:
  Net Cash Provided by Operating Activities.......... $ 2,228,634  $ 2,461,641
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building .........   2,400,000          --
    Additions to land and buildings under operating
     leases..........................................  (1,641,211)         --
                                                      -----------  -----------
      Net cash provided by investing activities......     758,789          --
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (2,362,503)  (2,432,503)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,362,503)  (2,432,503)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............     624,920       29,138
Cash and Cash Equivalents at Beginning of Period.....   1,287,379    1,250,388
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,912,299  $ 1,279,526
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
  Distributions declared and unpaid at end of
   period............................................ $   787,501  $   787,501
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund IX, Ltd. (the "Partnership") for the year ended December 31, 1998.

   Certain items in the prior year's financial statements have been reclassified to conform to 1999 presentation. These reclassifications had no effect on partners' capital or net income.

2. Land and Buildings on Operating Leases:

   During February and March 1999, the Partnership sold its properties in Corpus Christi, Texas and Rochester, New York, respectively, received net sales proceeds of $1,350,000 and $1,050,000, respectively, resulting in a gain of $56,369 and $19,628, respectively for financial reporting purposes (see Note
3). These properties were originally acquired by the Partnership in 1991 and 1992 and had a total cost of approximately $2,288,800, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the properties for a total of approximately $111,200 in excess of their original purchase prices. In March 1999, the Partnership reinvested a portion of the net sales proceeds it received from these sales, in a Golden Corral property located in Albany, Georgia, at an approximate cost of $1,641,200.

3. Net Investment in Direct Financing Leases:

   At December 31, 1998, the Partnership had recorded an allowance of $65,407 for impairment in the carrying value of the property in Rochester, New York, due to the tenant filing for bankruptcy. The allowance represented the difference between the carrying value of the property at December 31, 1998 and the estimated net realizable value for this property. In March 1999, the Partnership sold this property and received net sales proceeds of $1,050,000 and recorded a gain of $19,628 for financial reporting purposes, resulting in a total net loss of approximately $45,800. The building portion of this property had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value), unearned income and the allowance for impairment in carrying value relating to the building were removed from the accounts and the gain from the sale of the property was reflected in income (see Note 2.)

4. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

5. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,850,049 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $36,414,830 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund IX, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund IX, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 2, 1999, except for Note 10
 for which the date is March 11, 1999 and
 Note 11 for which the date is June 3, 1999

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building.............................................. $15,066,178 $14,163,111
Net investment in direct financing leases, less
 allowance for impairment in carrying value............   5,905,995   7,482,757
Investment in joint ventures...........................   6,473,381   6,619,364
Cash and cash equivalents..............................   1,287,379   1,250,388
Receivables, less allowance for doubtful accounts of
 $206,052 and $108,316.................................      93,569      96,134
Prepaid expenses.......................................       3,185       3,924
Lease costs, less accumulated amortization of $1,577
 and $77...............................................      13,423      14,923
Accrued rental income..................................   1,255,968   1,465,820
                                                        ----------- -----------
                                                        $30,099,078 $31,096,421
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     1,103 $     4,490
Accrued and escrowed real estate taxes payable.........       9,022      45,591
Distributions payable..................................     787,501     787,501
Due to related parties.................................      24,187       4,619
Rents paid in advance and deposits.....................      63,347     106,996
                                                        ----------- -----------
  Total liabilities....................................     885,160     949,197
Partners' capital......................................  29,213,918  30,147,224
                                                        ----------- -----------
                                                        $30,099,078 $31,096,421
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                   Year Ended December 31,
                                               ---------------------------------
                                                  1998        1997       1996
                                               ----------  ---------- ----------
Revenues:
  Rental income from operating leases........  $1,804,248  $1,742,351 $1,854,245
  Adjustments to accrued rental income.......    (267,600)        --         --
  Earned income from direct financing
   leases....................................     826,962     830,603    917,074
  Contingent rental income...................      79,780      74,867    120,999
  Interest and other income..................      61,129      44,669     51,348
                                               ----------  ---------- ----------
                                                2,504,519   2,692,490  2,943,666
                                               ----------  ---------- ----------
Expenses:
  General operating and administrative.......     142,996     153,175    152,437
  Professional services......................      43,685      24,658     26,610
  Bad debt expense...........................       5,133      21,000        --
  Real estate taxes..........................       6,247      30,835      9,906
  State and other taxes......................      14,337      11,126      2,775
  Depreciation and amortization..............     267,773     251,560    252,039
  Transaction costs..........................      19,041         --         --
                                               ----------  ---------- ----------
                                                  499,212     492,354    443,767
                                               ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain on Sale of Land and Building,
 and Provision for Loss on Building and
 Impairment in Carrying Value of Net
 Investment in Direct Financing Lease........   2,005,307   2,200,136  2,499,899
Equity in Earnings of Joint Ventures.........     596,166     537,853    460,400
Gain on Sale of Land and Building............         --      199,643        --
Provision for Loss on Building and Carrying
 Value of Net Investment in Direct Financing
 Lease.......................................    (314,775)        --         --
                                               ----------  ---------- ----------
Net Income...................................  $2,286,698  $2,937,632 $2,960,299
                                               ==========  ========== ==========
Allocation of Net Income:
  General partners...........................  $   23,991  $   27,380 $   29,603
  Limited partners...........................   2,262,707   2,910,252  2,930,696
                                               ----------  ---------- ----------
                                               $2,286,698  $2,937,632 $2,960,299
                                               ==========  ========== ==========
Net Income Per Limited Partner Unit..........  $     0.65  $     0.83 $     0.84
                                               ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................   3,500,000   3,500,000  3,500,000
                                               ==========  ========== ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $1,000      $132,789    $35,000,000  $(13,505,579)  $13,146,091 $(4,190,000) $30,584,301
 Distributions to
  limited partners
  ($0.91 per limited
  partner unit).........       --            --             --     (3,185,004)          --          --    (3,185,004)
 Net income.............       --         29,603            --            --      2,930,696         --     2,960,299
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000       162,392     35,000,000   (16,690,583)   16,076,787  (4,190,000)  30,359,596
 Distributions to
  limited partners
  ($0.90 per limited
  partner unit).........       --            --             --     (3,150,004)          --          --    (3,150,004)
 Net income.............       --         27,380            --            --      2,910,252         --     2,937,632
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     1,000       189,772     35,000,000   (19,840,587)   18,987,039  (4,190,000)  30,147,224
 Distributions to
  limited partners
  ($0.92 per limited
  partner unit).........       --            --             --     (3,220,004)          --          --    (3,220,004)
 Net income.............       --         23,991            --            --      2,262,707         --     2,286,698
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $1,000      $213,763    $35,000,000  $(23,060,591)  $21,249,746 $(4,190,000) $29,213,918
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                               Year Ended December 31,
                                         -------------------------------------
                                            1998         1997         1996
                                         -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants............  $ 2,695,934  $ 2,666,373  $ 2,900,048
 Distributions from joint ventures.....      738,544      676,806      603,833
 Cash paid for expenses................     (223,753)    (229,884)    (186,126)
 Interest received.....................       42,665       44,669       38,485
                                         -----------  -----------  -----------
  Net cash provided by operating
   activities..........................    3,253,390    3,157,964    3,356,240
                                         -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  building.............................          --     1,053,571          --
 Investment in joint venture...........        3,605   (1,049,762)         --
 Payment of lease costs................          --       (15,000)         --
                                         -----------  -----------  -----------
  Net cash provided by (used in)
   operating activities................        3,605      (11,191)         --
                                         -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Distributions to limited partners.....   (3,220,004)  (3,185,003)  (3,185,004)
                                         -----------  -----------  -----------
  Net cash used in financing
   activities..........................   (3,220,004)  (3,185,003)  (3,185,004)
                                         -----------  -----------  -----------
Net Increase (Decrease) in Cash and
 Cash Equivalents......................       36,991      (38,230)     171,236
Cash and Cash Equivalents at Beginning
 of Year...............................    1,250,388    1,288,618    1,117,382
                                         -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year..................................  $ 1,287,379  $ 1,250,388  $ 1,288,618
                                         ===========  ===========  ===========
Reconciliation of Net Income to Net
 Cash Provided by Operating Activities:
 Net income............................  $ 2,286,698  $ 2,937,632  $ 2,960,299
                                         -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Bad debt expense......................        5,133       21,000          --
 Depreciation..........................      266,273      251,483      251,483
 Amortization..........................        1,500           77          556
 Equity in earnings of joint ventures,
  net of distributions.................      142,378      138,953      143,433
 Gain on sale of land and building.....          --      (199,643)         --
 Provision for loss on building and
  impairment in carrying value of net
  investment in direct financing
  lease................................      314,775          --           --
 Decrease (increase) in receivables....       (2,568)     (41,878)      87,823
 Decrease (increase) in prepaid
  expenses.............................          739          (79)      (2,913)
 Decrease in net investment in direct
  financing leases.....................       92,647      121,311       89,696
 Decrease (increase) in accrued rental
  income...............................      209,852      (70,837)    (225,434)
 Increase (decrease) in accounts
  payable and accrued expenses.........      (39,956)     (16,524)      12,111
 Increase (decrease) in due to related
  parties..............................       19,568        3,214       (4,639)
 Increase (decrease) in rents paid in
  advance and deposits.................      (43,649)      13,255       43,825
                                         -----------  -----------  -----------
  Total adjustments....................      966,692      220,332      395,941
                                         -----------  -----------  -----------
Net Cash Provided by Operating
 Activities............................  $ 3,253,390  $ 3,157,964  $ 3,356,240
                                         ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Land and building under operating
  lease exchanged for land and building
  under operating lease................  $       --   $       --   $   406,768
                                         ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31..........................  $   787,501  $   787,501  $   822,500
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund IX, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating method. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (see
  Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, will be removed from the accounts and gains or losses from sales will be reflected in income. The general partners of the Partnership review the properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

continued to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in three joint ventures and a property in Englewood, Colorado, for which the property is held as tenants-in-common with an affiliate, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease costs--Lease costs associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


2. Leases:

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while a majority of the land portion of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 8,207,939  $ 8,207,939
   Buildings..........................................   8,818,794    7,452,942
                                                       -----------  -----------
                                                        17,026,733   15,660,881
   Less accumulated depreciation......................  (1,711,187)  (1,497,770)
                                                       -----------  -----------
                                                       $15,315,546  $14,163,111
   Less allowance for loss on building................    (249,368)         --
                                                       -----------  -----------
                                                       $15,066,178  $14,163,111
                                                       ===========  ===========

   In June 1997, the Partnership sold its property in Alpharetta, Georgia, and received net sales proceeds of $1,053,571, resulting in a gain of $199,643 for financial reporting purposes. This property was originally acquired by the Partnership in September 1991 and had a cost of approximately $711,200, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $342,400 in excess of its original purchase price.

   During 1998, the Partnership recorded a provision for loss on building in the amount of $249,368 for financial reporting purposes relating to the property in Williamsville, New York. The tenant of this property filed for bankruptcy during 1998, and rejected the lease. The allowance represents the difference between the carrying value of the property at December 31, 1998 and the current estimated net realizable value for this property.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the year ended December 31, 1998, the Partnership recognized a loss of $209,852 (net of $267,600 in write-offs) and for the years ended December 31, 1997 and 1996, the Partnership recognized income of $70,837, and $225,434, respectively, of such rental income.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 1,726,921
   2000.............................................................   1,726,921
   2001.............................................................   1,763,564
   2002.............................................................   1,889,001
   2003.............................................................   1,897,501
   Thereafter.......................................................   9,771,187
                                                                     -----------
                                                                     $18,775,095
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                         1998         1997
                                                      -----------  -----------
   Minimum lease payments receivable................. $11,521,454  $13,764,606
   Estimated residual values.........................   2,091,629    2,495,379
   Less unearned income..............................  (7,641,681)  (8,777,228)
                                                      -----------  -----------
                                                        5,971,402    7,482,757
   Less allowance for impairment in carrying value...     (65,407)         --
                                                      -----------  -----------
   Net investment in direct financing leases......... $ 5,905,995  $ 7,482,757
                                                      ===========  ===========

   In August 1998, four of the Partnership's leases were amended. As a result, the Partnership reclassified the direct financing leases to operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded each of the reclassified leases at the lower of original cost, present fair value, or present carrying amount. No loss on termination of direct financing lease was recorded for financial reporting purposes.

   During 1998, the Partnership recorded a provision for loss on investment in direct financing lease of $65,407 for financial reporting purposes relating to the Property in Rochester, New York, due to the fact that the tenant filed for bankruptcy during 1998. The allowance represents the difference between the carrying value of the Property at December 31, 1998 and the current estimated net realizable value for this Property.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1998:

   1999............................................................. $   832,979
   2000.............................................................     832,979
   2001.............................................................     844,812
   2002.............................................................     890,607
   2003.............................................................     890,607
   Thereafter.......................................................   7,229,470
                                                                     -----------
                                                                     $11,521,454
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 45.2%, a 50 percent and a 27.33% interest in the profits and losses of CNL Restaurant Investments II, CNL Restaurant Investments III and Ashland Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In July 1997, the Partnership used the net sales proceeds from the sale of the property in Alpharetta, Georgia, to acquire a 67 percent interest in an IHOP property located in Englewood, Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

   CNL Restaurant Investments II and CNL Restaurant Investments III each own and lease six properties to an operator of national fast-food restaurants and Ashland Joint Venture owns and leases one property to an operator of national fast-food restaurants. The Partnership and an affiliate, as tenants in common own and lease one property to an operator of a national family-style restaurant. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                         1998        1997
                                                      ----------- -----------
   Land and buildings on operating leases, less
    accumulated depreciation......................... $12,253,332 $12,582,754
   Net investment in direct financing lease..........     991,524   1,003,680
   Cash..............................................       1,196      15,124
   Receivables.......................................      23,283      35,773
   Prepaid expenses..................................      24,790      23,544
   Accrued rental income.............................      36,855      11,620
   Liabilities.......................................       1,641      14,280
   Partners' capital.................................  13,329,339  13,658,215
   Revenues..........................................   1,576,778   1,506,380
   Net income........................................   1,208,451   1,141,755

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The Partnership recognized income totalling $596,166, $537,853, and $460,400 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties, not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property, not in liquidation of the Partnership, is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,220,004, $3,150,004, and $3,185,004, respectively. No distributions have been made to the general partners to date.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


7. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $2,286,698  $2,937,632  $2,960,299
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................     (97,473)   (116,620)   (123,734)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      92,647     121,311      89,696
   Gain on sale of land and building for
    financial reporting purposes in excess
    of gain for tax reporting purposes.....         --     (195,820)        --
   Equity in earnings of joint ventures for
    tax reporting purposes in excess of
    equity in earnings of joint ventures
    for financial reporting purposes.......       8,256      36,745      37,469
   Capitalization of transaction costs for
    tax reporting purposes.................      19,041         --          --
   Accrued rental income...................     209,852     (70,837)   (225,434)
   Rents paid in advance...................     (44,149)     13,255      43,825
   Allowance for loss on building and
    investment in direct financing leases..     314,775         --          --
   Allowance for doubtful accounts.........      97,736      79,333      14,221
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,887,383  $2,804,999  $2,796,342
                                             ==========  ==========  ==========

8. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners have not received their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $94,808, $79,234, and $82,487 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties at December 31, 1998 and 1997, totalled $24,187 and $4,619, respectively.

9. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for each of the years ended December 31:

                                                     1998     1997     1996
                                                   -------- -------- --------
   Burger King Corporation and BK Acquisition,
    Inc........................................... $647,953 $649,445 $623,949
   TPI Restaurants, Inc...........................  557,000  556,700  565,351
   Carrols Corporation............................  388,121  440,057  442,286
   Flagstar Enterprises, Inc......................  367,211  436,312  460,762
   Golden Corral Corporation......................  360,555  337,337      N/A

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures), for each of the years ended December 31:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
   Burger King............................... $1,143,522 $1,249,715 $1,310,994
   Shoney's..................................    805,729    808,675    889,148
   Hardees...................................    438,324    436,312    460,762
   Golden Corral Family Steakhouse
    Restaurants..............................    360,555    337,337        N/A

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


10. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 3,700,097 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $36,414,830 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

11. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 10 being adjusted to 1,850,049 shares.

                            CNL INCOME FUND X, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-309

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-310

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-311

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-312

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-313

Report of Certified Public Independent Accountants.......................  F-316

Balance Sheets as of December 31, 1998 and 1997..........................  F-317

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-318

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-319

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-320

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-321

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September   December
                                                         30, 1999    31, 1998
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,570,638 and $329,832
 in 1999 and 1998, respectively, and allowance for
 loss on land and building of $908,518 in 1999 and
 1998.................................................  $16,833,463 $16,685,182
Net investment in direct financing leases, less
 allowance for impairment in carrying value of $93,328
 in 1998..............................................    9,444,195  10,713,000
Investment in joint ventures..........................    4,163,622   3,421,329
Cash and cash equivalents.............................    1,953,610   1,835,972
Restricted cash.......................................          --      361,403
Receivables, less allowance for doubtful accounts of
 $183,730 and $236,810, in 1999 and 1998,
 respectively.........................................       29,338      81,100
Prepaid expenses......................................       23,159       5,229
Accrued rental income, less allowance for doubtful
 accounts of $269,421 in 1998.........................    1,338,378   1,342,166
Other assets..........................................       35,584      35,484
                                                        ----------- -----------
                                                        $33,821,349 $34,480,865
                                                        =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable......................................  $   143,163 $     2,403
Accrued and escrowed real estate taxes payable........       26,021      27,418
Distributions payable.................................      900,001     900,001
Due to related party..................................       10,778      29,987
Rents paid in advance and deposits....................      105,497     103,414
                                                        ----------- -----------
  Total liabilities...................................    1,185,460   1,063,223
Commitments and contingencies (Note 6)
Minority interest.....................................       64,350      64,745
Partners' capital.....................................   32,571,539  33,352,897
                                                        ----------- -----------
                                                        $33,821,349 $34,480,865
                                                        =========== ===========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                     September 30,          September 30,
                                  --------------------  ----------------------
                                    1999       1998        1999        1998
                                  ---------  ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $ 434,545  $ 499,787  $1,399,442  $1,396,043
  Adjustments to accrued rental
   income........................    (6,099)   (13,155)    (18,296)   (445,370)
  Earned income from direct
   financing leases..............   263,036    353,378     826,051     976,635
  Contingent Rental Income.......     6,940      6,239      10,500      16,894
  Interest and other income......    11,179     27,008      42,641      85,774
                                  ---------  ---------  ----------  ----------
                                    709,601    873,257   2,260,338   2,029,976
                                  ---------  ---------  ----------  ----------
Expenses:
  General operating and
   administrative................    39,069     43,273     125,844     126,834
  Bad debt expense...............       --         --          --        5,887
  Professional services..........    15,722      7,277      45,748      20,636
  Real estate taxes..............     4,351     14,004      21,261      23,578
  State and other taxes..........       --         --       14,682      10,520
  Depreciation...................    84,256     71,349     240,806     187,745
  Transaction costs..............    67,658        --      192,107         --
                                  ---------  ---------  ----------  ----------
                                    211,056    135,903     640,448     375,200
                                  ---------  ---------  ----------  ----------
Income Before Minority Interest
 in Income of Consolidated Joint
 Venture, Equity in Earnings of
 Unconsolidated Joint Ventures,
 and Gain (Loss) on Sale of Land,
 Buildings and Net Investment in
 Direct Financing Lease..........   498,545    737,354   1,619,890   1,654,776
Minority Interest in Income of
 Consolidated Joint Venture......    (2,193)    (2,337)     (6,171)     (6,592)
Equity in Earnings of
 Unconsolidated Joint Ventures...    95,933     76,163     272,427     213,432
Gain (Loss) on Sale of Land,
 Buildings and Net Investment in
 Direct Financing Lease..........   (42,141)       --       32,499     171,159
                                  ---------  ---------  ----------  ----------
Net Income....................... $ 550,144  $ 811,180  $1,918,645  $2,032,775
                                  =========  =========  ==========  ==========
Allocation of Net Income:
  General partners............... $   5,642  $   8,112  $   18,583  $   18,616
  Limited partners...............   544,502    803,068   1,900,062   2,014,159
                                  ---------  ---------  ----------  ----------
                                  $ 550,144  $ 811,180  $1,918,645  $2,032,775
                                  =========  =========  ==========  ==========
Net Income Per Limited Partner
 Unit............................ $    0.14  $    0.20  $     0.48  $     0.50
                                  =========  =========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 4,000,000  4,000,000   4,000,000   4,000,000
                                  =========  =========  ==========  ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended Year Ended
                                                   September 30,    December
                                                       1999         31, 1998
                                                 ----------------- -----------
General partners:
  Beginning balance.............................    $   229,725    $   208,709
  Net income....................................         18,583         21,016
                                                    -----------    -----------
                                                        248,308        229,725
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     33,123,172     34,945,334
  Net income....................................      1,900,062      1,857,842
  Distributions ($0.68 and $0.92 per limited
   partner unit, respectively)..................     (2,700,003)    (3,680,004)
                                                    -----------    -----------
                                                     32,323,231     33,123,172
                                                    -----------    -----------
Total partners' capital.........................    $32,571,539    $33,352,897
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                           Nine Months Ended
                                                             September 30,
                                                         ----------------------
                                                            1999        1998
                                                         ----------  ----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities............  $2,442,140  $2,774,783
                                                         ----------  ----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and buildings...........   2,081,725   1,231,106
    Additions to land and buildings on operating
     leases............................................  (1,257,217)        --
    Investment in joint venture........................    (802,431)        --
    Decrease (increase) in restricted cash.............     359,990  (1,140,970)
                                                         ----------  ----------
      Net cash provided by investing activities........     382,067      90,136
                                                         ----------  ----------
  Cash Flows from Financing Activities:
    Distributions to limited partners..................  (2,700,003) (2,780,003)
    Distributions to holder of minority interest.......      (6,566)     (6,613)
                                                         ----------  ----------
      Net cash used in financing activities............  (2,706,569) (2,786,616)
                                                         ----------  ----------
Net Increase in Cash and Cash Equivalents..............     117,638      78,303
Cash and Cash Equivalents at Beginning of Period.......   1,835,972   1,583,883
                                                         ----------  ----------
Cash and Cash Equivalents at End of Period.............  $1,953,610  $1,662,186
                                                         ==========  ==========
Supplemental Schedule of Non-Cash Financing Activities:
  Distributions declared and unpaid at end of period...  $  900,001  $  900,001
                                                         ==========  ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund X, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its 88.26% interest in Allegan Real Estate Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   Certain items in the prior year's financial statements have been reclassified to conform to 1999 presentation. These reclassifications had no effect on partners' capital or net income.

2. Land and Buildings on Operating Leases:

   In March 1999, the Partnership sold its property in Amherst, New York, and received net sales proceeds of $1,150,000 and recorded a gain of $74,640 for financial reporting purposes (see Note 3). In March 1999, the Partnership reinvested the net sales proceeds, plus additional funds, in a Golden Corral property in Fremont, Nebraska.

   In August 1999, the Partnership sold its property in Fort Myers Beach, Florida for $931,725 and recorded a loss of $42,141 for financial reporting purposes. (See Note 3).

3. Net Investment in Direct Financing Leases:

   At December 31, 1998, the Partnership had recorded an allowance of $93,328 for the impairment in the carrying value of the Property in Amherst, New York, due to the tenant filing for bankruptcy. The allowance represented the difference between the carrying value of the property at December 31, 1998 and the estimated net realizable value for this property. In March 1999, the Partnership sold this property, received net sales proceeds of $1,150,000 and recorded a gain of $74,640 for financial reporting purposes, resulting in an aggregate net loss of approximately $18,700. The building portion of this property had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value), unearned income and the allowance for impairment in carrying value relating to the building were removed from the accounts and the gain from the sale of the property was reflected in income (see Note 2).

   In August 1999, the Partnership sold its property in Fort Myers Beach, Florida for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

lease payments receivable and the estimated residual value) and unearned income relating to the building were removed from the accounts and the loss from the sale of the property was reflected in income. (see Note 2).

4. Investment in Joint Ventures:

   In January 1999, the Partnership entered into a joint venture arrangement, Ocean Shores Joint Venture, with CNL Income Fund XVII, Ltd., an affiliate of the general partners, to own and lease one restaurant property. The Partnership contributed approximately $802,400 to the joint venture and as of September 30, 1999, owned a 69.06% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures and properties held as tenants-in-common at:

                                                   September 30, December 31,
                                                       1999          1998
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $ 9,517,730  $ 9,340,944
   Net investment in direct financing leases......    1,458,642      657,426
   Cash...........................................        6,520        2,935
   Receivables....................................          --         7,597
   Prepaid expenses...............................       15,838       24,337
   Accrued rental income..........................       46,860       19,880
   Liabilities....................................        3,887        3,119
   Partners' capital..............................   11,041,703   10,050,000
   Revenues.......................................      928,472    1,115,856
   Net income.....................................      719,208      843,914

   The Partnership recognized income totalling $272,427 and $213,432 for the nine months ended September 30, 1999 and 1998, respectively, from these joint ventures, $95,933 and $76,163 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

5. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

6. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,121,622 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $41,779,262 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

               Report of Independent Certified Public Accountants

To the Partners CNL Income Fund X, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund X, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 30, 1999, except for the second paragraph of Note 11 which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $16,685,182 $15,709,899
Net investment in direct financing leases, less
 allowance for impairment in carrying value............  10,713,000  13,460,125
Investment in joint ventures...........................   3,421,329   3,505,326
Cash and cash equivalents..............................   1,835,972   1,583,883
Restricted cash........................................     361,403      92,236
Receivables, less allowance for doubtful accounts of
 $236,810 and $137,856.................................      81,100     123,903
Prepaid expenses.......................................       5,229       5,877
Accrued rental income, less allowance for doubtful
 accounts of $269,421 and $117,593.....................   1,342,166   1,775,374
Other assets...........................................      35,484      33,104
                                                        ----------- -----------
                                                        $34,480,865 $36,289,727
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     2,403 $     6,033
Accrued and escrowed real estate taxes payable.........      27,418      27,784
Distributions payable..................................     900,001     900,001
Due to related parties.................................      29,987       4,946
Rents paid in advance and deposits.....................     103,414     132,419
                                                        ----------- -----------
  Total liabilities....................................   1,063,223   1,071,183
Minority interest......................................      64,745      64,501
Partners' capital......................................  33,352,897  35,154,043
                                                        ----------- -----------
                                                        $34,480,865 $36,289,727
                                                        =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                            -----------------------------------
                                               1998         1997        1996
                                            -----------  ----------  ----------
Revenues:
  Rental income from operating leases.....  $ 1,886,761  $1,896,607  $1,921,562
  Adjustments to accrued rental income....     (457,567)    (28,812)    (88,781)
  Earned income from direct financing
   leases.................................    1,281,596   1,534,525   1,648,358
  Contingent rental income................       67,511      51,678      45,126
  Interest and other income...............      108,481      88,853      75,896
                                            -----------  ----------  ----------
                                              2,886,782   3,542,851   3,602,161
                                            -----------  ----------  ----------
Expenses:
  General operating and administrative....      163,189     153,672     166,049
  Bad debt expense........................        5,887         --          --
  Professional services...................       44,309      26,890      33,692
  Real estate taxes.......................          199       9,703         --
  State and other taxes...................       10,520       9,372       2,357
  Depreciation and amortization...........      259,866     214,468     207,959
  Transaction costs.......................       23,779         --          --
                                            -----------  ----------  ----------
                                                507,749     414,105     410,057
                                            -----------  ----------  ----------
Income Before Minority Interest in Income
 of Consolidated Joint Venture, Equity in
 Earnings of Unconsolidated Joint
 Ventures, Gain on Sale of Land and
 Building and Provision for Loss on Land,
 Building, and Impairment in Carrying
 Value of Net Investment in Direct
 Financing Lease..........................    2,379,033   3,128,746   3,192,104
Minority Interest in Income of
 Consolidated Joint Venture...............       (9,302)     (8,522)     (8,663)
Equity in Earnings of Unconsolidated Joint
 Ventures.................................      292,013     278,919     278,371
Gain on Sale of Land and Building.........      218,960     132,238         --
Provision for Loss on Land, Building, and
 Impairment in Carrying Value of Net
 Investment in Direct Financing Lease.....   (1,001,846)        --          --
                                            -----------  ----------  ----------
Net Income................................  $ 1,878,858  $3,531,381  $3,461,812
                                            ===========  ==========  ==========
Allocation of Net Income:
  General partners........................  $    21,016  $   33,991  $   34,618
  Limited partners........................    1,857,842   3,497,390   3,427,194
                                            -----------  ----------  ----------
                                            $ 1,878,858  $3,531,381  $3,461,812
                                            ===========  ==========  ==========
Net Income Per Limited Partner Unit.......  $      0.46  $     0.87  $     0.86
                                            ===========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding........................    4,000,000   4,000,000   4,000,000
                                            ===========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $1,000      $139,100    $40,000,000  $(13,723,133)  $13,773,889 $(4,790,000) $35,400,856
 Distributions to
  limited partners
  ($0.91 per limited
  partner unit).........       --            --             --     (3,640,003)          --          --    (3,640,003)
 Net income.............       --         34,618            --            --      3,427,194         --     3,461,812
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000       173,718     40,000,000   (17,363,136)   17,201,083  (4,790,000)  35,222,665
 Distributions to
  limited partners
  ($0.90 per limited
  partner unit).........       --            --             --     (3,600,003)          --          --    (3,600,003)
 Net income.............       --         33,991            --            --      3,497,390         --     3,531,381
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     1,000       207,709     40,000,000   (20,963,139)   20,698,473  (4,790,000)  35,154,043
 Distributions to
  limited partners
  ($0.92 per limited
  partner unit).........       --            --             --     (3,680,004)          --          --    (3,680,004)
 Net income.............       --         21,016            --            --      1,857,842         --     1,878,858
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $1,000      $228,725    $40,000,000  $(24,643,143)  $22,556,315 $(4,790,000) $33,352,897
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants................  $3,382,562  $3,380,391  $3,491,064
 Distributions from unconsolidated joint
  ventures.................................     373,004     353,207     354,648
 Cash paid for expenses....................    (221,284)   (190,902)   (211,345)
 Interest received.........................      70,156      53,721      61,435
                                             ----------  ----------  ----------
  Net cash provided by operating
   activities..............................   3,604,438   3,596,417   3,695,802
                                             ----------  ----------  ----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and building...   1,591,794   1,363,805         --
 Additions to land and buildings on
  operating leases.........................  (1,020,329) (1,277,308)       (978)
 Investment in direct financing leases.....         --          --       (1,542)
 Investment in joint venture...............         --     (130,404)   (108,952)
 Increase in restricted cash...............    (237,758)    (89,702)        --
 Other.....................................       3,006         --          --
                                             ----------  ----------  ----------
  Net cash provided by (used in) investing
   activities..............................     336,713    (133,609)   (111,472)
                                             ----------  ----------  ----------
 Cash Flows from Financing Activities:
 Distributions to limited partners.........  (3,680,004) (3,640,002) (3,640,003)
 Distributions to holder of minority
  interest.................................      (9,058)     (8,406)     (7,697)
                                             ----------  ----------  ----------
  Net cash used in financing activities....  (3,689,062) (3,648,408) (3,647,700)
                                             ----------  ----------  ----------
Net Increase (Decrease) in Cash and Cash
 Equivalents...............................     252,089    (185,600)    (63,370)
Cash and Cash Equivalents at Beginning of
 Year......................................   1,583,883   1,769,483   1,832,853
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $1,835,972  $1,583,883  $1,769,483
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income................................  $1,878,858  $3,531,381  $3,461,812
                                             ----------  ----------  ----------
 Adjustments to reconcile net income to net
  cash provided by operating activities:
 Bad debt expense..........................       5,887         --          --
 Depreciation..............................     259,866     214,468     206,497
 Amortization..............................         --          --        1,462
 Minority interest in income of
  consolidated joint venture...............       9,302       8,522       8,663
 Equity in earnings of unconsolidated joint
  ventures, net of distributions...........      80,991      74,288      75,898
 Gain on sale of land and building.........    (218,960)   (132,238)        --
 Provision for loss on land, building, and
  impairment in carrying value of net
  investment in direct financing lease.....   1,001,846         --          --
 Decrease (increase) in receivables........       8,312     (71,222)     46,834
 Decrease (increase) in prepaid expenses...         648        (374)     (3,852)
 Decrease in net investment in direct
  financing leases.........................     219,237     211,942     160,007
 Decrease (increase) in accrued rental
  income...................................     300,791    (201,022)   (315,029)
 Increase in other assets..................      (2,380)        --          --
 Increase (decrease) in accounts payable
  and accrued expenses.....................      (3,996)    (14,156)     14,318
 Increase (decrease) in due to related
  parties..................................      25,041       3,337      (5,395)
 Increase (decrease) in rents paid in
  advance and deposits.....................      38,995     (28,509)     44,587
                                             ----------  ----------  ----------
  Total adjustments........................   1,725,580      65,036     233,990
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $3,604,438  $3,596,417  $3,695,802
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Financing
 Activities:
 Distributions declared and unpaid at
  December 31..............................  $  900,001  $  900,001  $  940,000
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund X, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs. If an impairment is indicated, the assets are adjusted to their fair value.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

continued to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 88.26% interest in Allegan Real Estate Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Partnership's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in CNL Restaurant Investments III, Williston Real Estate Joint Venture and Ashland Joint Venture, and the property in Clinton, North Carolina, and the property in Miami, Florida, for which each property is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $ 9,741,686  $ 9,947,295
   Buildings..........................................   8,588,903    6,875,851
   Construction in process............................     592,943          --
                                                       -----------  -----------
                                                        18,923,532   16,823,146
   Less accumulated depreciation......................  (1,329,832)  (1,113,247)
                                                       -----------  -----------
                                                        17,593,700   15,709,899
   Less allowance for loss on land and building.......    (908,518)         --
                                                       -----------  -----------
                                                       $16,685,182  $15,709,899
                                                       ===========  ===========

   During 1997, the Partnership sold its property in Fremont, California, to the franchisor, for $1,420,000 and received net sales proceeds of $1,363,805, resulting in a gain of $132,238 for financial reporting purposes. This property was originally acquired by the Partnership in March 1992 and had a cost of approximately $1,116,900, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $249,700 in excess of its original purchase price. In October 1997, the Partnership reinvested approximately $1,277,300 in a Boston Market property located in Homewood, Alabama.

   In March 1998, a vacant parcel of land relating to the property in Austin, Texas, was sold to a third party who had previously subleased the land from the Partnership's lessee. In connection therewith, the Partnership received net sales proceeds of $68,434 ($68,000 of which had been received and recorded as a deposit in 1995), resulting in a gain of $7,810 for financial reporting purposes.

   During 1998, the Partnership sold two properties for a total of $1,612,000 and received net sales proceeds totalling $1,591,360, resulting in a total gain of $211,150 for financial reporting purposes. These properties were originally acquired by the Partnership in 1991 and 1992 and had total costs of approximately $1,271,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the properties for approximately $320,000 in excess of their original purchase prices. In November 1998, the Partnership reinvested the majority of the net sales proceeds from the sale of its property in Sacramento, California in a Jack in the Box property in San Marcos, Texas.

   During the year ended December 31, 1998, the Partnership recorded a provision for loss on land and building totalling $908,518 for financial reporting purposes relating to the Properties in Lancaster, New York, Amherst, New York and Homewood, Alabama, respectively. The tenants of these Properties filed for

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

bankruptcy during 1998, and rejected the leases related to two of these Properties. The allowance represents the difference between the carrying value of the Properties at December 31, 1998 and the estimated net realizable value for these Properties.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the year ended December 31, 1998, the Partnership recognized a loss of $300,791 (net of $151,828 in reserves and $305,739 in write-offs) and for the years ended December 31, 1997 and 1996, the Partnership recognized income of $201,022 and $315,029, respectively, (net of reserves of $28,812 and $88,781, respectively).

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 1,725,916
   2000.............................................................   1,737,475
   2001.............................................................   1,781,312
   2002.............................................................   1,896,469
   2003.............................................................   1,908,568
   Thereafter.......................................................  13,254,521
                                                                     -----------
                                                                     $22,304,261
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales. These amounts do not include minimum lease payments that will become due when the property under development is completed.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                       1998          1997
                                                   ------------  ------------
   Minimum lease payments receivable.............. $ 18,740,085  $ 25,273,063
   Estimated residual values......................    3,553,036     4,225,008
   Less unearned income...........................  (11,486,793)  (16,037,946)
                                                   ------------  ------------
                                                     10,806,328    13,460,125
   Less allowance for impairment in carrying
    value.........................................      (93,328)          --
                                                   ------------  ------------
   Net investment in direct financing leases...... $ 10,713,000  $ 13,460,125
                                                   ============  ============

   During 1997, the Partnership sold its property in Fremont, California, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payment receivable and estimated residual value) and unearned income relating to this property were removed from the accounts and the gain from the sale relating to the land portion of the property was reflected in income (Note 3).

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   During 1998, the Partnership sold a property, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value) and unearned income relating to the building were removed from the accounts and the gain from the sale of the property was reflected in income (see Note 3).

   During 1998, three of the Partnership's leases were amended and one of the Partnership's leases that was classified as a direct financing lease was rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified the two of the three amended leases and the rejected lease from direct financing leases to operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified leases at the lower of original costs, present fair value, or present carrying amount. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1998:

   1999............................................................. $ 1,389,897
   2000.............................................................   1,391,381
   2001.............................................................   1,398,824
   2002.............................................................   1,429,020
   2003.............................................................   1,440,530
   Thereafter.......................................................  11,690,433
                                                                     -----------
                                                                     $18,740,085
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 50 percent, a 10.51%, a 40.95%, and a 13% interest in the profits and losses of CNL Restaurant Investments III, Ashland Joint Venture, Williston Real Estate Joint Venture and a property in Clinton, North Carolina, held as tenants-in-common with affiliates of the general partners. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In December 1997, the Partnership acquired and leased a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 6.69% interest in this property.

   CNL Restaurant Investments III owns and leases six properties to an operator of national fast-food restaurants. Ashland Joint Venture, Williston Real Estate Joint Venture and the Partnership and affiliates as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                         1998        1997
                                                      ----------- -----------
   Land and buildings on operating leases, less
    accumulated depreciation......................... $ 9,340,944 $ 9,573,341
   Net investment in direct financing lease..........     657,426     661,991
   Cash..............................................       2,935       8,197
   Receivables.......................................       7,597      26,766
   Prepaid expenses..................................      24,337      22,852
   Accrued rental income.............................      19,880         --
   Liabilities.......................................       3,119       7,415
   Partners' capital.................................  10,050,000  10,285,732
   Revenues..........................................   1,115,856     930,470
   Net income........................................     843,914     695,878

   The Partnership recognized income totalling $292,013, $278,919, and $278,371 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Restricted Cash:

   As of December 31, 1997, net sales proceeds of $89,702 from the sale of the property in Fremont, California, plus accrued interest of $2,534, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. The funds were released by the escrow agent in 1998 and were used to acquire an additional property. (See Note
3).

   As of December 31, 1998, the net sales proceeds of $359,990 from the sale of a property, plus accrued interest of $1,413 were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property.

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their adjusted capital contributions (the "10% Preferred Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their 10% Preferred Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital account balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,680,004, $3,600,003, and $3,640,003, respectively. No distributions have been made to the general partners to date.

8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
   Net income for financial reporting
    purposes..............................  $1,878,858  $3,531,381  $3,461,812
   Depreciation for tax reporting purposes
    in excess of depreciation for
    financial reporting purposes..........    (228,986)   (289,098)   (298,518)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes..............................     219,237     211,942     160,007
   Equity in earnings of unconsolidated
    joint ventures for tax reporting
    purposes in excess of equity in
    earnings of unconsolidated joint
    ventures for financial
    reporting purposes....................      12,612      15,294      10,839
   Gain on sale of land and building for
    financial reporting purposes less than
    (in excess of) gain for tax
    reporting purposes....................      65,474     (42,996)        --
   Allowance for loss on land and
    building..............................   1,001,846         --          --
   Allowance for doubtful accounts........      98,954     133,428         --
   Accrued rental income..................     300,791    (201,022)   (315,029)
   Rents paid in advance..................      38,995     (22,593)     45,447
   Minority interest in timing differences
    of consolidated joint venture.........         413       1,461       2,184
   Capitalization of transaction costs for
    tax reporting purposes................      23,779         --          --
   Other..................................         --          --       (7,738)
                                            ----------  ----------  ----------
   Net income for federal income tax
    purposes..............................  $3,411,973  $3,337,797  $3,059,004
                                            ==========  ==========  ==========

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures, but not in excess of competitive fees for comparable services. These fees will be incurred and will be payable only after the limited partners receive their 10% Preferred Return. Due to the fact that these fees are noncumulative, if the limited partners do not receive their 10% Preferred Return in any particular year, no management fees will be due or payable for such year. As a result of such threshold, no management fees were incurred during the years ended December 31, 1998, 1997, and 1996.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. In addition, the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $105,445, $87,967, and $94,496 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1997, the Partnership acquired a property for a purchase price of $1,277,300 from CNL BB Corp., an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

   The due to related parties at December 31, 1998 and 1997, totalled $29,987 and $4,946, respectively.

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Golden Corral Corporation........................ $578,430 $548,399 $568,164
   Foodmaker, Inc...................................  436,577  646,477  684,277
   Flagstar Enterprises, Inc. (and Denny's Inc.
    during the years ended December 31, 1997 and
    1996)...........................................      N/A  602,913  668,919

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from unconsolidated joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
   Burger King...................................... $758,178 $777,378 $714,792
   Golden Corral Family Steakhouse Restaurants......  578,430  548,399  568,164
   Shoney's.........................................  440,333  441,052  439,330
   Jack in the Box..................................  436,577  646,477  684,277
   Hardees..........................................  400,716  403,882  468,037
   Perkins..........................................      N/A      N/A  393,046

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

11. Subsequent Events:

   In January 1999, the Partnership used the net proceeds from the sales of properties during 1998 and 1997 to enter into a joint venture arrangement, Ocean Shores Joint Venture, with an affiliate of the general partners, to hold one restaurant property. The Partnership contributed approximately $802,400 to acquire the restaurant property. The Partnership owns a 69.06% interest in the profits and losses of the joint venture. The Partnership will account for its investment in this joint venture under the equity method since the Partnership will share control with an affiliate.

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,243,243 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $41,779,262 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,121,622 shares.

                            CNL INCOME FUND XI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-332

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-333

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998 ............  F-334

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-335

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998 ......................................  F-336

Report of Independent Certified Public Accountants.......................  F-339

Balance Sheets as of December 31, 1998 and 1997..........................  F-340

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-341

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-342

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-343

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-344

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September
                                                           30,     December 31,
                                                          1999         1998
                                                       ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,909,723 and
 $2,589,785, in 1999 and 1998, respectively........... $21,701,653 $21,683,785
Net investment in direct financing leases.............   7,400,695   6,786,286
Investment in joint ventures..........................   2,739,513   2,521,613
Cash and cash equivalents.............................   1,942,821   1,559,240
Restricted cash.......................................         --    1,640,936
Receivables, less allowance for doubtful accounts of
 $5,820 in 1998.......................................      26,399     132,311
Prepaid expenses......................................      10,222      12,335
Accrued rental income.................................   1,745,681   1,645,062
Other assets..........................................     122,024     122,024
                                                       ----------- -----------
                                                       $35,689,008 $36,103,592
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $   135,323 $    14,461
Accrued and escrowed real estate taxes payable........      22,969      15,138
Distributions payable.................................     875,006     995,006
Due to related party..................................      14,091      25,446
Rents paid in advance and deposits....................      54,312      92,069
                                                       ----------- -----------
  Total liabilities...................................   1,101,701   1,142,120
Commitments and Contingencies (Note 5)
Minority interest.....................................     505,257     503,860
Partners' capital.....................................  34,082,050  34,457,612
                                                       ----------- -----------
                                                       $35,689,008 $36,103,592
                                                       =========== ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                     Quarter Ended        Nine Months Ended
                                     September 30,          September 30,
                                  --------------------  ----------------------
                                    1999       1998        1999        1998
                                  ---------  ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases........................ $ 646,209  $ 672,887  $1,935,980  $2,023,869
  Earned income from direct
   financing leases..............   238,460    195,141     713,558     608,546
  Contingent rental income.......    43,572     50,903      98,465     113,667
  Interest and other income......    20,847     16,421      62,902     114,469
                                  ---------  ---------  ----------  ----------
                                    949,088    935,352   2,810,905   2,860,551
                                  ---------  ---------  ----------  ----------
Expenses:
  General operating and
   administrative................    39,838     43,130     111,787     117,587
  Professional services..........     3,988      9,699      26,460      23,892
  Management fees to related
   party.........................     9,810      9,923      29,010      28,975
  Real estate taxes..............       --       2,179         --        2,179
  State and other taxes..........        20        --       28,366      24,370
  Depreciation and amortization..   106,646    114,665     319,938     343,995
  Transaction costs..............    63,691        --      183,788         --
                                  ---------  ---------  ----------  ----------
                                    223,993    179,596     699,349     540,998
                                  ---------  ---------  ----------  ----------
Income Before Minority Interests
 in Income of Consolidated Joint
 Ventures and Equity in Earnings
 of Unconsolidated Joint
 Ventures........................   725,095    755,756   2,111,556   2,319,553
Minority Interests in Income of
 Consolidated Joint Ventures.....   (16,943)   (16,760)    (50,149)    (50,684)
Equity in Earnings of
 Unconsolidated Joint Ventures...    64,914     58,730     188,049     156,335
                                  ---------  ---------  ----------  ----------
Net Income....................... $ 773,066  $ 797,726  $2,249,456  $2,425,204
                                  =========  =========  ==========  ==========
Allocation of Net Income:
  General partners............... $   7,731  $   7,977  $   22,495  $   24,252
  Limited partners...............   765,335    789,749   2,226,961   2,400,952
                                  ---------  ---------  ----------  ----------
                                  $ 773,066  $ 797,726  $2,249,456  $2,425,204
                                  =========  =========  ==========  ==========
Net Income Per Limited Partner
 Unit............................ $    0.19  $    0.20  $     0.56  $     0.60
                                  =========  =========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding..................... 4,000,000  4,000,000   4,000,000   4,000,000
                                  =========  =========  ==========  ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   211,047    $   176,232
  Net income....................................         22,495         34,815
                                                    -----------    -----------
                                                        233,542        211,047
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     34,246,565     34,132,000
  Net income....................................      2,226,961      3,774,589
  Distributions ($0.66 and $0.92 per limited
   partner unit, respectively)..................     (2,625,018)    (3,660,024)
                                                    -----------    -----------
                                                     33,848,508     34,246,565
                                                    -----------    -----------
Total partners' capital.........................    $34,082,050    $34,457,612
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities.......... $ 2,826,757  $ 2,934,890
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Additions to land and buildings on operating
     leases..........................................    (337,806)         --
    Investment in direct financing leases............    (694,610)         --
    Investment in joint venture......................    (247,286)         --
    Decrease in restricted cash......................   1,630,296          --
                                                      -----------  -----------
      Net cash provided by investing activities......     350,594          --
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (2,745,018)  (2,665,018)
    Distributions to holders of minority interests...     (48,752)     (50,170)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,793,770)  (2,715,188)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............     383,581      219,702
Cash and Cash Equivalents at Beginning of Period.....   1,559,240    1,272,386
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period...........   1,942,821  $ 1,492,088
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
  Land and building under operating lease exchanged
   for land and building under operating lease....... $       --   $   850,381
                                                      ===========  ===========
    Distributions declared and unpaid at end of
     period.......................................... $   875,006  $   875,006
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999 may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XI, Ltd. (the "Partnership") for the year ended December 31, 1998.

   The Partnership accounts for its 85 percent interest in Denver Joint Venture and its 77.33% interest in CNL/Airport Joint Venture using the consolidation method. Minority interests represent the minority joint venture partners' proportionate share of the equity in the Partnership's consolidated joint ventures. All significant intercompany accounts and transactions have been eliminated.

2. Land and Buildings on Operating Leases:

   In January 1999, the Partnership reinvested a portion of the net sales proceeds it received from the 1998 sale of the property in Nashua, New Hampshire in a Burger King property located in Yelm, Washington, at an approximate cost of $1,032,400. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the land portion of this property was classified as an operating lease while the building portion was classified as a capital lease.

3. Investment in Joint Ventures:

   In February 1999, the Partnership reinvested a portion of the remaining net sales proceeds it received from the 1998 sale of the property in Nashua, New Hampshire in a joint venture arrangement, Portsmouth Joint Venture, with CNL Income Fund XVIII, Ltd., a Florida limited partnership and an affiliate of the general partners, to purchase and hold one restaurant property. As of September 30, 1999, the Partnership had contributed approximately $247,000 to the joint venture and owned a 42.8% interest in the profits and losses of this joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with this affiliate.

   The following presents the combined, condensed financial information for the joint ventures and the property held as tenants-in-common with an affiliate at:

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998


                                                   September 30, December 31,
                                                       1999          1998
                                                   ------------- ------------
   Land and buildings on operating leases, less
    accumulated depreciation......................  $3,618,857    $3,427,681
   Net investment in direct financing lease.......     321,804           --
   Cash...........................................         797         1,109
   Prepaid expenses...............................       3,364         8,290
   Accrued rental income..........................     159,517       130,585
   Liabilities....................................         691           --
   Partners' capital..............................   4,103,648     3,567,665
   Revenues.......................................     353,965       399,305
   Net income.....................................     279,438       300,036

   The Partnership recognized income totalling $188,049 and $156,335 for the nine months ended September 30, 1999 and 1998, respectively, from these joint ventures, $64,914 and $58,730 of which was earned during the quarters ended September 30, 1999 and 1998, respectively.

4. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

5. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,197,098 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $43,333,961 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

6. Subsequent Events:

   In October 1999, the Partnership used a portion of the net sales proceeds from the sale of the property in Nashua, New Hampshire to invest in a property in Round Rock, Texas, with CNL Income Fund VI, Ltd., a Florida limited partnership and affiliate of the general partners as tenants-in-common for a 23 percent interest in the property. The Partnership will account for its investment in this property using the equity method since the Partnership will share control with an affiliate.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XI, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XI, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999, except
 for the second paragraph of Note 11
 for which the date is March 11, 1999 and Note 12
 for which the date is June 3, 1999

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                            December 31,
                                                       -----------------------
                                                          1998        1997
                                                       ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation............................. $21,683,785 $23,561,017
Net investment in direct financing leases.............   6,786,286   6,611,661
Investment in joint ventures..........................   2,521,613   2,567,786
Cash and cash equivalents.............................   1,559,240   1,272,386
Restricted cash.......................................   1,640,936         --
Receivables, less allowance for doubtful accounts
 $5,820 in 1998.......................................     132,311     119,575
Prepaid expenses......................................      12,335      13,363
Accrued rental income.................................   1,645,062   1,517,726
Other assets..........................................     122,024     122,024
                                                       ----------- -----------
                                                       $36,103,592 $35,785,538
                                                       =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $    14,461 $     6,508
Accrued and escrowed real estate taxes payable........      15,138      19,410
Distributions payable.................................     995,006     875,006
Due to related parties................................      25,446       6,648
Rents paid in advance and deposits....................      92,069      68,333
                                                       ----------- -----------
  Total liabilities...................................   1,142,120     975,905
Minority interests....................................     503,860     501,401
Partners' capital.....................................  34,457,612  34,308,232
                                                       ----------- -----------
                                                       $36,103,592 $35,785,538
                                                       =========== ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Rental income from operating leases...... $2,644,418  $2,702,558  $2,765,327
  Earned income from direct financing
   leases..................................    893,187     841,426     850,650
  Contingent rental income.................    243,115     225,888     251,312
  Interest and other income................    139,707      62,440      61,403
                                            ----------  ----------  ----------
                                             3,920,427   3,832,312   3,928,692
                                            ----------  ----------  ----------
Expenses:
  General operating and administrative.....    154,434     148,380     164,642
  Professional services....................     34,140      32,077      30,984
  Management fees to related parties.......     39,393      37,974      37,293
  Real estate taxes........................      2,858         --          --
  State and other taxes....................     24,262      25,779      14,650
  Depreciation and amortization............    443,936     459,249     478,198
  Transaction costs........................     20,888         --          --
                                            ----------  ----------  ----------
                                               719,911     703,459     725,767
                                            ----------  ----------  ----------
Income Before Minority Interests in Income
 of Consolidated Joint Ventures, Equity in
 Earnings of Unconsolidated Joint Ventures
 and Gain on Sale of Land and Buildings....  3,200,516   3,128,853   3,202,925
Minority Interests in Income of
 Consolidated Joint Ventures...............    (68,474)    (69,877)    (70,116)
Equity in Earnings of Unconsolidated Joint
 Ventures..................................    215,501     236,103     118,211
Gain on Sale of Land and Buildings.........    461,861         --      213,685
                                            ----------  ----------  ----------
Net Income................................. $3,809,404  $3,295,079  $3,464,705
                                            ==========  ==========  ==========
Allocation of Net Income:
  General partners......................... $   34,815  $   32,951  $   33,356
  Limited partners.........................  3,774,589   3,262,128   3,431,349
                                            ----------  ----------  ----------
                                            $3,809,404  $3,295,079  $3,464,705
                                            ==========  ==========  ==========
Net Income Per Limited Partner Unit........ $     0.94  $     0.82  $     0.86
                                            ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding.........................  4,000,000   4,000,000   4,000,000
                                            ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $1,000      $108,925    $40,000,000  $(11,515,062)  $10,783,633 $(4,790,000) $34,588,496
 Distributions to
  limited partners
  ($0.89 per limited
  partners unit)........       --            --             --     (3,540,024)          --          --    (3,540,024)
 Net income.............       --         33,356            --            --      3,431,349         --     3,464,705
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000       142,281     40,000,000   (15,055,086)   14,214,982  (4,790,000)  34,513,177
 Distributions to
  limited partners
  ($0.88 per limited
  partners unit)........       --            --             --     (3,500,024)          --          --    (3,500,024)
 Net income.............       --         32,951            --            --      3,262,128         --     3,295,079
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     1,000       175,232     40,000,000   (18,555,110)   17,477,110  (4,790,000)  34,308,232
 Distributions to
  limited partners
  ($0.92 per limited
  partners unit)........       --            --             --     (3,660,024)          --          --    (3,660,024)
 Net income.............       --         34,815            --            --      3,774,589         --     3,809,404
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $1,000      $210,047    $40,000,000  $(22,215,134)  $21,251,699 $(4,790,000) $34,457,612
                            ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants................  $3,826,352  $3,585,979  $3,657,138
 Distributions from unconsolidated joint
  ventures.................................     262,843     250,497     148,375
 Cash paid for expenses....................    (247,138)   (237,312)   (251,408)
 Interest received.........................      52,005      43,632      47,609
                                             ----------  ----------  ----------
  Net cash provided by operating
   activities..............................   3,894,062   3,642,796   3,601,714
                                             ----------  ----------  ----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and buildings..   1,630,296         --    1,044,750
 Investment in joint ventures..............      (1,169) (1,044,750)        --
 Decrease (increase) in restricted cash....  (1,630,296)  1,044,750  (1,044,750)
                                             ----------  ----------  ----------
  Net cash used in investing activities....      (1,169)        --          --
                                             ----------  ----------  ----------
 Cash Flows From Financing Activities:
 Distributions to limited partners.........  (3,540,024) (3,540,024) (3,540,024)
 Distributions to holders of minority
  interests................................     (66,015)    (56,246)    (58,718)
                                             ----------  ----------  ----------
  Net cash used in financing activities....  (3,606,039) (3,596,270) (3,598,742)
                                             ----------  ----------  ----------
Net Increase in Cash and Cash Equivalents..     286,854      46,526       2,972
Cash and Cash Equivalents at Beginning of
 Year......................................   1,272,386   1,225,860   1,222,888
                                             ----------  ----------  ----------
Cash and Cash Equivalents at End of Year...  $1,559,240  $1,272,386  $1,225,860
                                             ==========  ==========  ==========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income................................  $3,809,404  $3,295,079  $3,464,705
                                             ----------  ----------  ----------
 Adjustments to reconcile net income to net
  cash provided by operating activities:
 Depreciation..............................     443,936     458,660     476,198
 Amortization..............................         --          589       2,000
 Gain on sale of land and buildings........    (461,861)        --     (213,685)
 Minority interests in income of
  consolidated joint ventures..............      68,474      69,877      70,116
 Equity in earnings of unconsolidated joint
  ventures, net of distributions...........      47,342      14,394      30,164
 Decrease (increase) in receivables........     (23,376)    (23,957)     25,855
 Decrease (increase) in prepaid expenses...       1,028        (136)        151
 Decrease in net investment in direct
  financing leases.........................      90,236      74,706      62,366
 Increase in accrued rental income.........    (127,336)   (260,223)   (296,439)
 Increase in accounts payable and accrued
  expenses.................................       3,681       2,143       4,280
 Increase (decrease) in due to related
  parties..................................      18,798       4,527      (4,386)
 Increase (decrease) in rents paid in
  advance and deposits.....................      23,736       7,137     (19,611)
                                             ----------  ----------  ----------
  Total adjustments........................      84,658     347,717     137,009
                                             ----------  ----------  ----------
Net Cash Provided by Operating Activities..  $3,894,062  $3,642,796  $3,601,714
                                             ==========  ==========  ==========
Supplemental Schedule of Non-Cash Financing
 Activities:
 Land and building under operating lease
  exchanged for land and building
  under operating lease....................  $  718,930  $      --   $      --
                                             ==========  ==========  ==========
 Distributions declared and unpaid at
  December 31..............................  $  995,006  $  875,006  $  915,006
                                             ==========  ==========  ==========

                See accompanying notes to financial statements.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to the fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

accrued rental income, and to decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its 85 percent interest in Denver Joint Venture and its 77.33% interest in CNL/Airport Joint Venture using the consolidation method. Minority interests represent the minority joint venture partners' proportionate share of equity in the Partnership's consolidated joint ventures. All significant intercompany accounts and transactions have been eliminated.

   The Partnership's investments in Ashland Joint Venture and Des Moines Real Estate Joint Venture, and a property in Corpus Christi, Texas, for which the property is held as tenants-in-common, are accounted for using the equity method since the Partnership shares control with affiliates which have the same General Partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

the majority of these leases are operating leases. Substantially all leases are for 14 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Land............................................ $11,607,426  $12,269,964
      Buildings.......................................  12,666,144   13,746,182
                                                       -----------  -----------
                                                        24,273,570   26,016,146
      Less accumulated depreciation...................  (2,589,785)  (2,455,129)
                                                       -----------  -----------
                                                       $21,683,785  $23,561,017
                                                       ===========  ===========

   In September 1998, the tenant of the property in Columbus, Ohio, exercised its option under the terms of its lease agreement, to exchange one existing property with a replacement property. In conjunction therewith, the Partnership exchanged the Burger King property in Columbus, Ohio, for a Burger King property in Danbury, Connecticut. The lease for the property in Columbus, Ohio, was amended to allow the property in Danbury, Connecticut to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Danbury, Connecticut at the net book value of the property in Columbus, Ohio. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

   In October 1998, the Partnership sold its property in Nashua, New Hampshire, to a third party for $1,748,000, and received net sales proceeds of $1,630,296, resulting in a gain of $461,861 for financial reporting purposes. This property was originally acquired by the Partnership in 1992 at a cost of approximately $1,302,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold this property for a total of approximately $327,900 in excess of its original purchase price.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $127,336, $260,233 and
$296,439, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

      1999.......................................................... $ 2,426,198
      2000..........................................................   2,426,198
      2001..........................................................   2,435,203
      2002..........................................................   2,486,388
      2003..........................................................   2,644,398
      Thereafter....................................................  16,656,009
                                                                     -----------
                                                                     $29,074,394
                                                                     ===========

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Minimum lease payments receivable............... $13,985,977  $13,834,907
      Estimated residual values.......................   2,210,329    2,144,114
      Less unearned income............................  (9,410,020)  (9,367,360)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 6,786,286  $ 6,611,661
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on the direct financing leases at December 31, 1998:

      1999.......................................................... $   988,575
      2000..........................................................     988,575
      2001..........................................................     988,575
      2002..........................................................     999,775
      2003..........................................................   1,019,879
      Thereafter....................................................   9,000,598
                                                                     -----------
                                                                     $13,985,977
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 62.16% and a 76.6% interest in the profits and losses of Ashland Joint Venture and Des Moines Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In January 1997, the Partnership acquired a 72.58% interest in a Black-eyed Pea property in Corpus Christi, Texas, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate, and amounts relating to its investment are included in investment in joint ventures.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Ashland Joint Venture, Des Moines Real Estate Joint Venture and the Partnership and affiliate, as tenants-in-common, each own and lease one property to an operator of national fast-food restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                            1998       1997
                                                         ---------- ----------
   Land and buildings on operating leases, less accumu-
    lated depreciation.................................  $3,427,681 $3,511,507
   Cash................................................       1,109        621
   Receivables.........................................         --      21,638
   Prepaid expenses....................................       8,290      6,939
   Accrued rental income...............................     130,585     99,429
   Liabilities.........................................         --         466
   Partners' capital...................................   3,567,665  3,639,668
   Revenues............................................     399,305    430,923
   Net income..........................................     300,036    334,962

   The Partnership recognized income totalling $215,501, $236,103, and $118,211 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Restricted Cash:

   As of December 31, 1998, the net sales proceeds of $1,630,296 from the sale of the property in Nashua, New Hampshire, plus accrued interest of $10,640, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property (See Note 11).

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership,

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,660,024, $3,500,024 and $3,540,024, respectively. No distributions have been made to the general partners to date.

8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
Net income for financial reporting
 purposes.................................  $3,809,404  $3,295,079  $3,464,705
Depreciation for tax reporting purposes
 less than (in excess of) depreciation for
 financial reporting purposes.............       2,899     (43,077)    (39,035)
Gain on sale of land and building for
 financial reporting purposes in excess of
 gain for tax reporting purposes..........    (461,861)        --     (213,685)
Direct financing leases recorded as
 operating leases for tax reporting
 purposes.................................      90,236      74,706      62,366
Equity in earnings of unconsolidated joint
 ventures for financial reporting purposes
 in excess of equity in earnings of
 unconsolidated joint ventures for tax
 reporting purposes.......................      (5,906)    (13,296)       (606)
Capitalization of transaction costs for
 tax reporting purposes...................      20,888         --          --
Accrued rental income.....................    (127,336)   (260,223)   (296,439)
Rents paid in advance.....................      23,236      22,436     (19,611)
Allowance for doubtful accounts...........       5,820     (14,746)     (8,114)
Minority interests in timing differences
 of consolidated joint ventures...........    (44,316)      14,430      15,933
                                            ----------  ----------  ----------
Net income for federal income tax
 purposes.................................  $3,313,064  $3,075,309  $2,965,514
                                            ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliate. The Partnership incurred management fees of $39,393, $37,974, and $37,293 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $101,423, $88,667, and $95,845 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1997, the Partnership and an affiliate of the general partners acquired a property as tenants-in-common for a purchase price of $1,441,057 (of which the Partnership contributed $1,044,750 or 72.50%) from CNL BB Corp., an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership and the affiliate. The purchase price paid by the Partnership and the affiliate represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

   The due to related parties at December 31, 1998 and 1997, totalled $25,446 and $6,648, respectively.

10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from the unconsolidated joint ventures and the property held as tenants-in-common with an affiliate of the general partners), for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
Foodmaker, Inc...................................... $768,032 $768,032 $768,032
Burger King Corporation and BK Acquisition, Inc.....  695,427  733,620  712,334
Golden Corral Corporation...........................  564,104  538,871  538,355
DenAmerica Corporation..............................  536,779  489,623      N/A
Advantica Restaurant Group, Inc. (Denny's, Inc. and
 Quincy's Restaurants, Inc., during the year ended
 December 31, 1998).................................  473,726      N/A      N/A
Flagstar Enterprises, Inc. (and Denny's, Inc. and
 Quincy's Restaurants, Inc. during the years ended
 December 31, 1997 and 1996)........................      N/A  780,502  774,347

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from the unconsolidated joint ventures and the

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

property held as tenants-in-common with an affiliate of the general partners), for each of the years ended December 31:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
   Burger King............................... $1,144,250 $1,198,027 $1,271,606
   Denny's...................................    898,908    854,141    747,341
   Jack in the Box...........................    768,032    768,032    768,032
   Golden Corral Family Steakhouse Restau-
    rants....................................    564,103    538,871    538,355

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the Properties in a timely manner.

11. Subsequent Events:

   In January 1999, the Partnership reinvested a portion of the net sales proceeds it received from the sale of the property in Nashua, New Hampshire, in a Burger King property located in Yelm, Washington, at an approximate cost of $1,034,000. In connection therewith, the Partnership entered into a long term, triple-net lease with terms substantially the same as its other leases.

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,394,196 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $43,333,961 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,197,098 shares.

                           CNL INCOME FUND XII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-353
Condensed Statements of Income for the Quarters and Nine Months Ended
September 30, 1999 and 1998..............................................  F-354
Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-355
Condensed Statements of Cash Flows for the Nine Months Ended September
30, 1999 and 1998........................................................  F-356
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-357
Report of Independent Certified Public Accountants.......................  F-360
Balance Sheets as of December 31, 1998 and 1997..........................  F-361
Statements of Income for the Years Ended December 31, 1998, 1997 and
1996.....................................................................  F-362
Statements of Partners' Capital for the Years Ended December 31, 1998,
1997 and 1996............................................................  F-363
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
1996.....................................................................  F-364
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
and 1996.................................................................  F-365

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                         September
                                                            30,     December 31,
                                                           1999         1998
                                                        ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,035,987 and $1,795,099
 in 1999 and 1998, respectively, and allowance for
 loss on building of $206,535 in 1998.................  $20,034,780 $20,703,333
Net investment in direct financing leases.............   12,329,657  12,471,978
Investment in joint ventures..........................    2,703,009   2,522,004
Mortgage note receivable..............................       53,317          --
Cash and cash equivalents.............................    2,629,366   2,362,980
Receivables, less allowance for doubtful accounts of
 $205 and $214,633 in 1999 and 1998, respectively.....       13,622      16,862
Prepaid expenses......................................       12,026       7,038
Lease costs, less accumulated amortization of $5,097
 and $3,256 in 1999 and 1998, respectively............       40,891      26,297
Accrued rental income, less allowance for doubtful
 accounts
 of $6,323 in 1999 and 1998...........................    2,676,676   2,524,406
                                                        ----------- -----------
                                                        $40,493,344 $40,634,898
                                                        =========== ===========
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable......................................  $   153,012 $    21,195
Accrued construction costs payable....................       30,000          --
Accrued and escrowed real estate taxes payable........       29,025      10,137
Distributions payable.................................      956,252   1,091,252
Due to related parties................................       14,032      24,025
Rents paid in advance and deposits....................       60,826      97,448
                                                        ----------- -----------
  Total liabilities...................................    1,243,147   1,244,057
Commitments and Contingencies (Note 6)
Partners' capital.....................................   39,250,197  39,390,841
                                                        ----------- -----------
                                                        $40,493,344 $40,634,898
                                                        =========== ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended       Nine Months Ended
                                      September 30,         September 30,
                                  --------------------- ---------------------
                                     1999       1998       1999       1998
                                  ---------- ---------- ---------- ----------
Revenues:
  Rental income from operating
   leases........................ $  611,730 $  592,290 $1,846,362 $1,877,428
  Adjustments to accrued rental
   income........................        --         --         --    (224,867)
  Earned income from direct
   financing leases..............    370,818    371,635  1,119,392  1,170,186
  Contingent rental income.......      1,712      6,038      6,394     19,755
  Interest and other income......     27,282      7,031     72,217     51,713
                                  ---------- ---------- ---------- ----------
                                   1,011,542    976,994  3,044,365  2,894,215
                                  ---------- ---------- ---------- ----------
Expenses:
  General operating and
   administrative................     40,451     46,999    119,332    113,005
  Professional services..........      8,345      6,630     30,921     19,616
  Bad debt expense...............        --     104,323        --     188,990
  Management fees to related
   party.........................     10,568     10,320     32,023     31,871
  Real estate taxes..............        603     33,877      4,099     35,029
  State and other taxes..........        --         --      20,764     17,653
  Depreciation and amortization..     84,031     92,113    252,808    252,185
  Transaction costs..............     69,671        --     197,353        --
                                  ---------- ---------- ---------- ----------
                                     213,669    294,262    657,300    658,349
                                  ---------- ---------- ---------- ----------
Income Before Equity in Earnings
 of Joint Ventures and Gain on
 Sale of Land and Building.......    797,873    682,732  2,387,065  2,235,866
Equity in Earnings of Joint
 Ventures........................     76,127     63,712    266,333     85,604
Gain on Sale of Land and
 Building........................        --         --      74,714        --
                                  ---------- ---------- ---------- ----------
Net Income....................... $  874,000 $  746,444 $2,728,112 $2,321,470
                                  ========== ========== ========== ==========
Allocation of Net Income:
  General partners............... $    8,739 $    7,465 $   26,634 $   23,215
  Limited partners...............    865,261    738,979  2,701,478  2,298,255
                                  ---------- ---------- ---------- ----------
                                  $  874,000 $  746,444 $2,728,112 $2,321,470
                                  ========== ========== ========== ==========
Net Income Per Limited Partner
 Unit............................ $     0.19 $     0.16 $     0.60 $     0.51
                                  ========== ========== ========== ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding.....................  4,500,000  4,500,000  4,500,000  4,500,000
                                  ========== ========== ========== ==========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   223,305    $   192,411
  Net income....................................         26,634         30,894
                                                    -----------    -----------
                                                        249,939        223,305
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     39,167,536     40,224,901
  Net income....................................      2,701,478      2,902,643
  Distributions ($0.64 and $0.88 per limited
   partner unit, respectively)..................     (2,868,756)    (3,960,008)
                                                    -----------    -----------
                                                     39,000,258     39,167,536
                                                    -----------    -----------
    Total partners' capital.....................    $39,250,197    $39,390,841
                                                    ===========    ===========



           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities.......... $ 2,952,968  $ 3,066,225
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and building..........     467,300          --
    Investment in joint venture......................    (135,825)    (115,256)
    Collections on mortgage note receivable..........       2,134          --
    Payment of lease costs...........................     (16,435)      (3,500)
                                                      -----------  -----------
      Net cash provided by (used in) investing activ-
       ities.........................................     317,174     (118,756)
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (3,003,756)  (2,868,756)
                                                      -----------  -----------
      Net cash used in financing activities..........  (3,003,756)  (2,868,756)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............     266,386       78,713
Cash and Cash Equivalents at Beginning of Period.....   2,362,980    1,706,415
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 2,629,366  $ 1,785,128
                                                      -----------  -----------
Supplemental Schedule of Non-Cash Financing Activi-
 ties:
  Mortgage note accepted in exchange for sale of land
   and building...................................... $    55,000  $       --
                                                      ===========  ===========
  Construction costs incurred and unpaid at end of
   period............................................ $    30,000  $       --
                                                      ===========  ===========
  Distributions declared and unpaid at end of peri-
   od................................................ $   956,252  $   956,252
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XII, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Land and Buildings on Operating Leases:

   At December 31, 1998, the Partnership had recorded an allowance for loss on building of $206,535 relating to the property in Morganton, North Carolina, due to the tenant filing for bankruptcy. The allowance represented the difference between the carrying value of the property at December 31, 1998 and the estimated net realizable value for this property. In May 1999, the Partnership sold this property to an unrelated third party for $550,000, received $467,300 in cash and accepted the remaining net sales proceeds in the form of a promissory note (See Note 3), resulting in a gain of $74,714 for financial reporting purposes. This gain, when netted against the allowance recorded at December 31, 1998, resulted in a total net loss of approximately $131,800.

3. Mortgage Note Receivable:

   In connection with the sale of the property in Morganton, North Carolina, in May 1999, the Partnership accepted a promissory note in the principal sum of $55,000 collateralized by a mortgage on the property. The promissory note bears interest at a rate of 10.25% per annum and is being collected in 60 monthly installments of principal and interest. The mortgage note receivable consisted of outstanding principal of $52,866 and accrued interest receivable of $451 as of September 30, 1999.

   The general partners believe that the estimated fair value of the mortgage note receivable at September 30, 1999 approximates the outstanding principal amounts based on estimated current rates at which similar loans would be made to borrowers with similar credit and for similar maturities.

4. Concentration of Credit Risk:

   The following schedule presents total rental and earned income (including mortgage interest income) from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for each of the nine months ended September 30:

                                                                 1999     1998
                                                               -------- --------
   Jack in the Box............................................ $768,500 $767,463
   Denny's....................................................  603,516  565,923
   Hardee's...................................................  582,053  587,444
   Golden Corral..............................................  346,818      N/A
   Long John Silver's.........................................  361,873  457,523

   The information denoted by N/A indicates that for the applicable period presented, the chain did not represent more than ten percent of the Partnership's total rental and earned income.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

   In June 1998, a tenant, Long John Silver's, Inc., filed for bankruptcy and rejected the leases relating to three of its eight Properties and ceased making rental payments to the Partnership on the three rejected leases. In December 1998 and May 1999, the Partnership sold two of the vacant properties. In July 1999, the Partnership entered into a new lease with a new tenant for the remaining vacant property for which rental payments commenced in August of 1999. In August 1999, Long John Silver's, Inc. assumed and affirmed its five remaining leases.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these restaurant chains could significantly impact the results of operations of the Partnership, if the Partnership is not able to re-lease the properties in a timely manner.

5. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

6. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,384,248 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $46,951,127 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transactions costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

7. Subsequent Event:

   In November 1999, the Partnership used the proceeds from the sales of the properties in Monroe and Morganton, North Carolina, to enter into a joint venture arrangement, Bossier City Joint Venture, with CNL Income Fund VIII, Ltd. and CNL Income Fund XIV, Ltd., both Florida limited partnerships and affiliates of the general partners, to hold one restaurant property. The Partnership contributed approximately $730,000 to acquire the restaurant property. The Partnership owns an approximate 55 percent interest in the profits and losses of the joint venture. The Partnership will account for its investment in this joint venture under the equity method since the Partnership will share control with affiliates.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XII, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XII, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 27, 1999, except for Note 11
 for which the date is March 11, 1999 and
 Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                     December 31,
                                                -----------------------
                                                   1998        1997
                                                ----------- -----------
                    ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for
 loss on building.............................. $20,703,333 $20,820,279
Net investment in direct financing leases......  12,471,978  13,656,265
Investment in joint ventures...................   2,522,004   2,517,421
Cash and cash equivalents......................   2,362,980   1,706,415
Receivables, less allowance for doubtful
 accounts of $214,633 and $7,482...............      16,862     202,472
Prepaid expenses...............................       7,038       7,216
Lease costs, less accumulated amortization of
 $3,256 and $1,307.............................      26,297      24,746
Accrued rental income, less allowance for
 doubtful accounts of $6,323 in 1998...........   2,524,406   2,496,176
                                                ----------- -----------
                                                $40,634,898 $41,430,990
                                                =========== ===========
       LIABILITIES AND PARTNERS' CAPITAL
Accounts payable............................... $    21,195 $    10,558
Accrued and escrowed real estate taxes
 payable.......................................      10,137       3,244
Distributions payable..........................   1,091,252     956,252
Due to related parties.........................      24,025       6,887
Rents paid in advance and deposits.............      97,448      36,737
  Total liabilities............................   1,244,057   1,013,678
Partners' capital..............................  39,390,841  40,417,312
                                                ----------- -----------
                                                $40,634,898 $41,430,990
                                                =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                Year Ended December 31,
                                            ---------------------------------
                                               1998        1997       1996
                                            ----------  ---------- ----------
Revenues:
  Rental income from operating leases...... $2,515,351  $2,455,312 $2,473,574
  Adjustments to accrued rental income.....   (224,867)        --         --
  Earned income from direct financing
   leases..................................  1,571,906   1,647,530  1,692,066
  Contingent rental income.................     23,433      54,330     67,652
  Interest and other income................     70,227      87,719    119,267
                                            ----------  ---------- ----------
                                             3,956,050   4,244,891  4,352,559
                                            ----------  ---------- ----------
Expenses:
  General operating and administrative.....    148,427     162,593    173,614
  Professional services....................     32,758      28,665     39,121
  Bad debt expense.........................    188,990         --         --
  Management fees to related parties.......     41,537      40,218     40,244
  Real estate taxes........................      8,989         --       7,891
  State and other taxes....................     17,653      18,496     18,471
  Depreciation and amortization............    344,110     320,030    315,319
  Transaction costs........................     24,282         --         --
                                            ----------  ---------- ----------
                                               806,746     570,002    594,660
                                            ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Loss on Sale of Land and
 Buildings, and Provision for Loss on
 Building..................................  3,149,304   3,674,889  3,757,899
Equity in Earnings of Joint Ventures.......     95,142     277,325    200,499
Loss on Sale of Land and Buildings.........   (104,374)        --     (15,355)
Provision for Loss on Building.............   (206,535)        --         --
                                            ----------  ---------- ----------
Net Income................................. $2,933,537  $3,952,214 $3,943,043
                                            ==========  ========== ==========
Allocation of Net Income:
  General partners......................... $   30,894  $   39,522 $   39,533
  Limited partners.........................  2,902,643   3,912,692  3,903,510
                                            ----------  ---------- ----------
                                            $2,933,537  $3,952,214 $3,943,043
                                            ==========  ========== ==========
Net Income Per Limited Partner Unit........ $     0.65  $     0.87 $     0.87
                                            ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding.........................  4,500,000   4,500,000  4,500,000
                                            ==========  ========== ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................     $1,000      $112,356    $45,000,000  $(10,690,019)  $11,123,278 $(5,374,544) $40,172,071
 Distributions to
  limited partners
  ($0.85 per limited
  partner unit).........        --            --             --     (3,825,008)          --          --    (3,825,008)
 Net income.............        --         39,533            --            --      3,903,510         --     3,943,043
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       151,889     45,000,000   (14,515,027)   15,026,788  (5,374,544)  40,290,106
 Distributions to
  limited partners
  ($0.85 per limited
  partner unit).........        --            --             --     (3,825,008)          --          --    (3,825,008)
 Net income.............        --         39,522            --            --      3,912,692         --     3,952,214
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................      1,000       191,411     45,000,000   (18,340,035)   18,939,480  (5,374,544)  40,417,312
 Distributions to
  limited partners
  ($0.88 per limited
  partner unit).........        --            --             --     (3,960,008)          --          --    (3,960,008)
 Net income.............        --         30,894            --            --      2,902,643         --     2,933,537
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................     $1,000      $222,305    $45,000,000  $(22,300,043)  $21,842,123 $(5,374,544) $39,390,841
                             ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
  Cash received from tenants............  $ 4,094,016  $ 3,736,731  $ 3,951,047
  Distributions from joint ventures.....      205,815      256,653      190,596
  Cash paid for expenses................     (243,316)    (252,145)    (278,240)
  Interest received.....................       60,265       65,749       88,286
                                          -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities...........................    4,116,780    3,806,988    3,951,689
                                          -----------  -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land and build-
   ing..................................      483,549          --     1,640,000
  Additions to land and buildings on op-
   erating leases.......................          --       (55,000)         --
  Investment in joint ventures..........     (115,256)         --    (1,645,024)
  Collections on loan to tenant of joint
   venture..............................          --         4,886        7,741
  Payment of lease costs................       (3,500)     (26,052)         --
                                          -----------  -----------  -----------
    Net cash provided by (used in) in-
     vesting activities.................      364,793      (76,166)       2,717
                                          -----------  -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners.....   (3,825,008)  (3,825,008)  (3,870,008)
                                          -----------  -----------  -----------
    Net cash used in financing activi-
     ties...............................   (3,825,008)  (3,825,008)  (3,870,008)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      656,565      (94,186)      84,398
Cash and Cash Equivalents at Beginning
 of Year................................    1,706,415    1,800,601    1,716,203
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 2,362,980  $ 1,706,415  $ 1,800,601
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................  $ 2,933,537  $ 3,952,214  $ 3,943,043
                                          -----------  -----------  -----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
  Bad debt expense......................      188,990          --           --
  Depreciation..........................      342,161      317,189      313,319
  Amortization..........................        1,949        2,841        2,000
  Equity in earnings of joint venture,
   net of distributions.................      110,673      (20,672)      (9,903)
  Loss on sale of land and buildings....      104,374          --        15,355
  Provision for loss on building........      206,535          --           --
  Decrease in net investment in direct
   financing leases.....................      164,614      132,771      121,597
  Decrease (increase) in receivables....       (3,380)      (4,450)      48,671
  Decrease (increase) in prepaid ex-
   penses...............................          178         (430)      (4,862)
  Increase in accrued rental income.....      (28,230)    (533,121)    (518,502)
  Increase (decrease) in accounts pay-
   able and accrued expenses............       17,530      (10,207)       8,745
  Increase (decrease) in due to related
   parties..............................       17,138        3,906       (4,269)
  Increase (decrease) in rents paid in
   advance and deposits.................       60,711      (33,053)      36,495
                                          -----------  -----------  -----------
    Total adjustments...................    1,183,243     (145,226)       8,646
                                          -----------  -----------  -----------
Net Cash Provided by Operating Activi-
 ties...................................  $ 4,116,780  $ 3,806,988  $ 3,951,689
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash Fi-
 nancing Activities:
Distributions declared and unpaid at De-
 cember 31..............................  $ 1,091,252  $   956,252  $   956,252
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators or franchisees of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair values. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Des Moines Real Estate Joint Venture, Williston Real Estate Joint Venture, Kingsville Real Estate Joint Venture, Middleburg Joint Venture and Columbus Joint Venture are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Lease Costs--Brokerage fees associated with negotiating a new lease are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases have been classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of the leases are operating leases. Substantially all leases are for 14 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments,

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to four successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Land............................................... $12,584,387  $12,837,754
   Buildings..........................................  10,120,580    9,443,412
                                                       -----------  -----------
                                                        22,704,967   22,281,166
   Less accumulated depreciation......................  (1,795,099)  (1,460,887)
                                                       -----------  -----------
                                                        20,909,868   20,820,279
   Less allowance for loss on building................    (206,535)         --
                                                       -----------  -----------
                                                       $20,703,333  $20,820,279
                                                       ===========  ===========

   In March 1997, the Partnership entered into a new lease for the property in Tempe, Arizona. In connection therewith, the Partnership incurred $55,000 in renovation costs which were completed in May 1997.

   In December 1998, the Partnership sold its property in Monroe, North Carolina, and received net sales proceeds of $483,549, resulting in a loss of $104,374 for financial reporting purposes.

   Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997 and 1996, the Partnership recognized $28,230 (net of $6,323 in reserves and $224,867 in write-offs), $533,121, and $518,502, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

   1999............................................................. $ 2,212,548
   2000.............................................................   2,214,984
   2001.............................................................   2,224,926
   2002.............................................................   2,244,948
   2003.............................................................   2,521,540
   Thereafter.......................................................  21,695,400
                                                                     -----------
                                                                     $33,114,346
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

   During the year ended December 31, 1998, the Partnership established an allowance for loss on building of $206,535, relating to the Long John Silver's property in Morganton, North Carolina. The tenant of this property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the property at December 31, 1998, and the current estimated net realizable value for this property.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1998         1997
                                                       -----------  -----------
   Minimum lease payments receivable.................. $24,790,776  $28,413,665
   Estimated residual values..........................   3,924,188    4,190,941
   Less unearned income............................... (16,242,986) (18,948,341)
                                                       -----------  -----------
   Net investment in direct financing leases.......... $12,471,978  $13,656,265
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

   1999............................................................. $ 1,678,170
   2000.............................................................   1,678,170
   2001.............................................................   1,678,170
   2002.............................................................   1,678,170
   2003.............................................................   1,731,030
   Thereafter.......................................................  16,347,066
                                                                     -----------
                                                                     $24,790,776
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   During the year ended December 31, 1998, three of the Partnership's leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying value. No loss on termination of direct financing leases was recorded for financial reporting purposes.

5. Investment in Joint Ventures:

   As of December 31, 1998, the Partnership had a 59.05%, an 18.61%, a 31.13%, and an 87.54% interest in the profits and losses of Williston Real Estate Joint Venture, Des Moines Real Estate Joint Venture, Kingsville Real Estate Joint Venture, and Middleburg Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In August 1998, the Partnership entered into a joint venture agreement, Columbus Joint Venture, with affiliates of the general partners, to construct and hold one restaurant property. As of December 31, 1998, the

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Partnership contributed amounts to purchase land and pay construction costs relating to the joint venture. The Partnership has agreed to contribute additional amounts to the joint venture for construction costs. As of December 31, 1998 the Partnership owned a 27.72% interest in the profits and losses of this joint venture. When funding is complete, the Partnership expects to have an approximate 28 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with affiliates.

   Williston Real Estate Joint Venture, Des Moines Real Estate Joint Venture, Kingsville Real Estate Joint Venture, Middleburg Joint Venture, and Columbus Joint Venture each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the joint ventures' combined, condensed financial information at December 31:

                                                            1998        1997
                                                         ----------  ----------
   Land and buildings on operating leases, less
    accumulated depreciation and allowance for loss on
    land................................................ $2,498,504  $1,768,636
   Net investment in direct financing leases, less
    allowance for impairment in carrying value..........  2,219,798   2,446,688
   Cash.................................................      5,671       6,893
   Receivables..........................................        --       13,843
   Accrued rental income................................    166,447     157,252
   Other assets.........................................        283         443
   Liabilities..........................................    483,138       7,673
   Partners' capital....................................  4,407,565   4,386,082
   Revenues.............................................    337,881     481,085
   Provision for loss on land and direct financing
    lease...............................................   (316,113)        --
   Net income (loss)....................................    (38,867)    446,047

   The Partnership recognized income totalling $95,142, $277,325, and $200,499 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Receivables:

   During 1993, the Partnership loaned $208,855 to the tenant of the property owned by Kingsville Real Estate Joint Venture in connection with the purchase of equipment for the restaurant property. The loan, which bore interest at a rate of ten percent, was payable over 84 months and was collateralized by the restaurant equipment. Receivables at December 31, 1997, included $188,642 relating to this loan, including accrued interest of $7,488. During the year ended December 31, 1998, the Partnership established an allowance for doubtful accounts of $205,965, which represented the entire amount outstanding under the loan plus accrued interest, due to the uncertainty of collectibility of this note. No amounts relating to this loan are included in receivables at December 31, 1998.

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the year ended December 31, 1998, the Partnership declared distributions to the limited partners of $3,960,008, and during each of the years ended December 31, 1997 and 1996, the Partnership declared distributions to the limited partners of $3,825,008. No distributions have been made to the general partners to date.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $2,933,537  $3,952,214  $3,943,043
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................    (224,652)   (249,366)   (259,752)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................     164,614     132,771     121,597
   Provision for loss on building..........     206,535         --          --
   Loss on sale of land and buildings for
    tax reporting purposes less than (in
    excess of) loss for financial reporting
    purposes...............................      25,699         --      (26,151)
   Capitalization of transaction costs for
    tax reporting purposes.................      24,282         --          --
   Equity in earnings of joint ventures for
    tax reporting purposes in excess of
    (less than) equity in earnings of joint
    ventures for financial reporting
    purposes...............................     138,311     (51,481)    (46,345)
   Allowance for doubtful accounts.........     207,151     (15,913)    (16,396)
   Accrued rental income...................     (28,230)   (533,121)   (518,502)
   Rents paid in advance...................      60,711     (39,303)     36,495
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $3,507,958  $3,195,801  $3,233,989
                                             ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliates acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliate. The Partnership incurred management fees of $41,537, $40,218, and $40,244 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $107,911, $92,866, and $97,722 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   The due to related parties at December 31, 1998 and 1997, totalled $24,025 and $6,887, respectively.

10. Concentration of Credit Risk:

   The following schedule presents rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for each of the years ended December 31:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
   Foodmaker, Inc............................ $1,023,630 $1,024,667 $1,024,667
   Flagstar Enterprises, Inc. (and Denny's
    Inc. and Quincy's Restaurants, Inc. for
    the years ended December 31, 1997 and
    1996)....................................    784,922  1,216,908  1,224,953
   Long John Silver's, Inc...................    508,351    647,829    649,992
   Advantica Restaurant Group, Inc. (and
    Denny's, Inc. and Quincy's Restaurants,
    Inc. for the year ended December 31,
    1998)....................................    424,742        N/A        N/A

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for each of the years ended December 31:

                                                   1998       1997       1996
                                                ---------- ---------- ----------
   Jack in the Box............................. $1,023,630 $1,024,667 $1,024,667
   Hardee's....................................    784,922    787,260    791,998
   Denny's.....................................    782,486    807,547    818,672
   Long John Silver's..........................    574,044    713,522    715,685

   The information denoted by N/A indicates that for each period presented, the tenant or group of affiliated tenants and the chain did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In June 1998, a tenant, Long John Silver's, Inc., filed for bankruptcy and rejected the leases relating to three of its eight leases and ceased making rental payments to the Partnership. In December 1998, the Partnership sold one of the vacant properties and intends to reinvest the net sales proceeds from the sale of this property in an additional property. The Partnership will not recognize rental and earned income from these two remaining properties until new tenants for these properties are located or until the properties are sold and the proceeds from such sales are reinvested in additional properties. While Long John Silver's, Inc. has not rejected or affirmed the remaining five leases, there can be no assurance that some or all of the leases will not be rejected in the future. The lost revenues resulting from the two remaining vacant properties, as described above, and the possible rejection of the remaining five leases could have an adverse effect on the results of operations of the Partnership, if the Partnership is not able to re-lease these properties in a timely manner. The general partners are currently seeking either new tenants or purchasers for the two remaining vacant properties.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,768,496 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $46,951,127 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,384,248 shares.

                           CNL INCOME FUND XIII, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-375
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-376
Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-377
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-378
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-379
Report of Independent Certified Public Accountants.......................  F-381
Balance Sheets as of December 31, 1998 and 1997..........................  F-382
Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-383
Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-384
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-385
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-386

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                    September 30, December 31,
                                                        1999          1998
                                                    ------------- ------------
                      ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $2,282,439 and
 $2,107,624 in 1999 and 1998, respectively, and
 allowance for loss on building of $297,885 in 1999
 and 1998                                            $21,691,429  $22,945,358
Net investment in direct financing leases..........    7,484,021    6,951,890
Investment in joint ventures.......................    2,444,595    2,451,336
Cash and cash equivalents..........................    1,788,157      766,859
Receivables, less allowance for doubtful accounts
 of $532 in 1998...................................       42,643      121,119
Prepaid expenses...................................       13,884        8,453
Lease costs, less accumulated amortization of
 $1,338 in 1999....................................       34,412       17,875
Accrued rental income..............................    1,527,632    1,424,603
                                                     -----------  -----------
                                                     $35,026,773  $34,687,493
                                                     ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................  $   180,768  $     4,068
Accrued construction costs payable.................      816,500          --
Accrued and escrowed real estate taxes payable.....        9,863        6,923
Distributions payable..............................      850,002      850,002
Due to related parties.............................       12,614       22,529
Rents paid in advance and deposits.................       40,444       54,568
                                                     -----------  -----------
    Total liabilities..............................    1,910,191      938,090
Commitments and Contingencies (Note 4)
Partners' capital..................................   33,116,582   33,749,403
                                                     -----------  -----------
                                                     $35,026,773  $34,687,493
                                                     ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                        Quarter Ended      Nine Months Ended
                                        September 30,        September 30,
                                     ------------------- ----------------------
                                       1999      1998       1999        1998
                                     --------- --------- ----------  ----------
Revenues:
  Rental income from operating
   leases..........................  $ 587,142 $ 583,183 $1,783,785  $1,815,609
  Adjustments to accrued rental
   income..........................        --      3,713        --     (307,405)
  Earned income from direct
   financing leases................    209,450   174,129    599,396     589,349
  Contingent rental income.........     65,207    72,309    175,450     213,317
  Interest and other income........     14,860     8,081     27,853      41,267
                                     --------- --------- ----------  ----------
                                       876,659   841,415  2,586,484   2,352,137
                                     --------- --------- ----------  ----------
Expenses:
  General operating and
   administrative..................     31,750    44,235    106,324     114,819
  Professional services............     13,223     5,089     34,831      19,724
  Management fees to related
   party...........................      8,962     8,472     26,739      26,246
  Real estate taxes................        --     67,472     13,319      70,360
  State and other taxes............        --        --      21,476      16,184
  Depreciation and amortization....     96,446   115,760    297,117     312,173
  Transaction costs................     60,630       --     174,513         --
                                     --------- --------- ----------  ----------
                                       211,011   241,028    674,319     559,506
                                     --------- --------- ----------  ----------
Income Before Equity in Earnings of
 Joint Ventures, Gain on Sale of
 Land and Building and Loss on
 Demolition of Building............    665,648   600,387  1,912,165   1,792,631
Equity in Earnings of Joint
 Ventures..........................     60,592    60,864    181,146     182,346
Gain on Sale of Land and Building..    176,159       --     176,159         --
Loss on Demolition of Building.....        --        --    (352,285)        --
                                     --------- --------- ----------  ----------
Net Income.........................  $ 902,399 $ 661,251 $1,917,185  $1,974,977
                                     ========= ========= ==========  ==========
Allocation of Net Income:
  General partners.................  $   8,393 $   6,613 $   20,421  $   19,750
  Limited partners.................    894,006   654,638  1,896,764   1,955,227
                                     --------- --------- ----------  ----------
                                     $ 902,399 $ 661,251 $1,917,185  $1,974,977
                                     ========= ========= ==========  ==========
Net Income Per Limited Partner
 Unit..............................  $    0.22 $    0.16 $     0.47  $     0.49
                                     ========= ========= ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding.........  4,000,000 4,000,000  4,000,000   4,000,000
                                     ========= ========= ==========  ==========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   163,874    $   137,207
  Net income....................................         20,421         26,667
                                                    -----------    -----------
                                                        184,295        163,874
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     33,585,529     34,516,349
  Net income....................................      1,896,764      2,469,188
  Distributions ($0.64 and $0.85 per limited
   partner unit, respectively)..................     (2,550,006)    (3,400,008)
                                                    -----------    -----------
                                                     32,932,287     33,585,529
                                                    -----------    -----------
Total partners' capital.........................    $33,116,582    $33,749,403
                                                    ===========    ===========



           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                     ------------------------
                                                        1999         1998
                                                     -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities......... $ 2,529,681  $ 2,459,747
                                                     -----------  -----------
  Cash Flows from Investing Activities:
    Payment of lease costs..........................     (17,875)         --
    Proceeds from sale of land and building.........   1,059,498          --
                                                     -----------  -----------
      Net cash provided by investing activities.....   1,041,623          --
                                                     -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners...............  (2,550,006)  (2,550,006)
                                                     -----------  -----------
      Net cash used in financing activities.........  (2,550,006)  (2,550,006)
                                                     -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents........................................   1,021,298      (90,259)
Cash and Cash Equivalents at Beginning of Period....     766,859      907,980
                                                     -----------  -----------
Cash and Cash Equivalents at End of Period.......... $ 1,788,157  $   817,721
                                                     ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
  Distributions declared and unpaid at end of
   period........................................... $   850,002  $   850,002
                                                     ===========  ===========
  Construction costs incurred and unpaid at end of
   period........................................... $   816,500  $       --
                                                     ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XIII, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Land and Buildings:

   In November 1998, the Partnership entered into a new lease for the property in Tampa, Florida with a new tenant to operate the property as a Steak-N-Shake restaurant. In connection with the new lease agreement, during the nine months ended September 30, 1999, the building located on the Partnership's property was demolished. As a result, the undepreciated cost of the building of $352,285 was charged to net income for financial reporting purposes. As of September 30, 1999, a new building had been constructed and was operational.

   In July 1999, the Partnership sold its property in Houston, Texas to a third party for $1,073,887 and received net sales proceeds of $1,059,498, resulting in a gain of $176,159 for financial reporting purposes. This property was originally acquired by the Partnership in August 1993 and had a cost of approximately $861,300, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $198,200 in excess of its original purchase price.

3. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

4. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,943,093 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

$38,283,180 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the Properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

   In May 1999, the Partnership entered into a new lease for the property in Philadelphia, Pennsylvania, with a new tenant to operate the property as an Arby's restaurant. In connection therewith, the Partnership agreed to pay up to $433,000 in renovation costs, $216,500 of which have been incurred and accrued as of September 30, 1999.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XIII, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XIII, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999, except for Note 11
 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building.............................................. $22,945,358 $22,788,618
Net investment in direct financing leases..............   6,951,890   7,910,470
Investment in joint ventures...........................   2,451,336   2,457,810
Cash and cash equivalents..............................     766,859     907,980
Receivables, less allowance for doubtful accounts of
 $532 in 1998..........................................     121,119      23,946
Prepaid expenses.......................................       8,453      10,368
Lease costs............................................      17,875         --
Organization costs, less accumulated amortization of
 $10,000 and $9,422....................................         --          578
Accrued rental income..................................   1,424,603   1,423,820
                                                        ----------- -----------
                                                        $34,687,493 $35,523,590
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     4,068 $     7,671
Accrued and escrowed real estate taxes payable.........       6,923         --
Distributions payable..................................     850,002     850,002
Due to related parties.................................      22,529       6,791
Rents paid in advance and deposits.....................      54,568       5,570
    Total liabilities..................................     938,090     870,034
Commitment (Note 10)
Partners' capital......................................  33,749,403  34,653,556
                                                        ----------- -----------
                                                        $34,687,493 $35,523,590
                                                        =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Revenues:
  Rental income from operating leases....... $2,404,934  $2,371,062  $2,477,156
  Adjustments to accrued rental income......   (307,405)        --          --
  Earned income from direct financing
   leases...................................    764,962     976,547     899,130
  Contingent rental income..................    326,906     287,751     299,495
  Interest and other income.................     49,321      46,693      59,319
                                             ----------  ----------  ----------
                                              3,238,718   3,682,053   3,735,100
                                             ----------  ----------  ----------
Expenses:
  General operating and administrative......    150,239     152,918     156,466
  Bad debt expense..........................        --      123,071         --
  Professional services.....................     26,869      25,595      33,746
  Management fees to related party..........     35,257      34,321      35,675
  Real estate taxes.........................     13,989         --       10,680
  State and other taxes.....................     16,172      18,301      16,793
  Depreciation and amortization.............    422,653     394,099     393,434
  Transaction costs.........................     23,291         --          --
                                             ----------  ----------  ----------
                                                688,470     748,305     646,794
                                             ----------  ----------  ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain (Loss) on Sale of Land,
 Buildings and Investment in Direct
 Financing Lease, and Provision for Loss on
 Building...................................  2,550,248   2,933,748   3,088,306
Equity in Earnings of Joint Ventures........    243,492     150,417      60,654
Gain (Loss) on Sale of Land, Buildings and
 Investment in Direct Financing Lease.......        --      (48,538)     82,855
Provision for Loss on Building..............   (297,885)        --          --
                                             ----------  ----------  ----------
Net Income.................................. $2,495,855  $3,035,627  $3,231,815
                                             ==========  ==========  ==========
Allocation of Net Income:
  General partners.......................... $   26,667  $   30,690  $   31,490
  Limited partners..........................  2,469,188   3,004,937   3,200,325
                                             ----------  ----------  ----------
                                             $2,495,855  $3,035,627  $3,231,815
                                             ==========  ==========  ==========
Net Income Per Limited Partner Unit......... $     0.62  $     0.75  $     0.80
                                             ==========  ==========  ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,000,000   4,000,000   4,000,000
                                             ==========  ==========  ==========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                     Limited Partners
                          ---------------------- ----------------------------------------------------
                                        Accumu-                                 Accumu-
                                         lated                                   lated    Syndication
                          Contributions Earnings Contributions Distributions   Earnings      Costs        Total
                          ------------- -------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................     $1,000     $ 74,027  $40,000,000  $ (7,528,384)  $ 7,304,656 $(4,665,169) $35,186,130
 Distribution to limited
  partners ($0.85 per
  limited partner
  unit).................        --           --           --     (3,400,008)          --          --    (3,400,008)
 Net income.............        --        31,490          --            --      3,200,325         --     3,231,815
                             ------     --------  -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000      105,517   40,000,000   (10,928,392)   10,504,981  (4,665,169)  35,017,937
 Distribution to limited
  partners ($0.85 per
  limited partner
  unit).................        --           --           --     (3,400,008)          --          --    (3,400,008)
 Net income.............        --        30,690          --            --      3,004,937         --     3,035,627
                             ------     --------  -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................      1,000      136,207   40,000,000   (14,328,400)   13,509,918  (4,665,169)  34,653,556
 Distribution to limited
  partners ($0.85 per
  limited partner
  unit).................        --           --           --     (3,400,008)          --          --    (3,400,008)
 Net income.............        --        26,667          --            --      2,469,188         --     2,495,855
                             ------     --------  -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................     $1,000     $162,874  $40,000,000  $(17,728,408)  $15,979,106 $(4,665,169) $33,749,403
                             ======     ========  ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
Cash Flows from Operating Activities:
  Cash received from tenants............  $ 3,235,985  $ 3,329,633  $ 3,476,985
  Distributions from joint ventures.....      250,270      151,322       93,700
  Cash paid for expenses................     (245,273)    (236,793)    (251,454)
  Interest received.....................       36,319       29,395       48,350
                                          -----------  -----------  -----------
    Net cash provided by operating
     activities.........................    3,277,301    3,273,557    3,367,581
                                          -----------  -----------  -----------
Cash Flows from Investing Activities:
  Proceeds from sale of land and
   building.............................          --       932,849      550,000
  Advances to tenant....................          --      (196,980)         --
  Repayment of advances.................          --       127,843          --
  Investment in joint ventures..........         (539)  (1,482,849)         --
  Payment of lease costs................      (17,875)         --           --
  Decrease (increase) in restricted
   cash.................................          --       550,000     (550,000)
                                          -----------  -----------  -----------
    Net cash used in investing
     activities.........................      (18,414)     (69,137)         --
                                          -----------  -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners.....   (3,400,008)  (3,400,008)  (3,400,008)
                                          -----------  -----------  -----------
    Net cash used in financing
     activities.........................   (3,400,008)  (3,400,008)  (3,400,008)
                                          -----------  -----------  -----------
Net Decrease in Cash and Cash
 Equivalents............................     (141,121)    (195,588)     (32,427)
Cash and Cash Equivalents at Beginning
 of Year................................      907,980    1,103,568    1,135,995
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $   766,859  $   907,980  $ 1,103,568
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................  $ 2,495,855  $ 3,035,627  $ 3,231,815
                                          -----------  -----------  -----------
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Bad debt expense....................          --       123,071          --
    Depreciation........................      421,840      391,434      391,434
    Amortization........................          637        2,665        2,000
    Equity in earnings of joint
     ventures, net of distributions.....        6,954          905       33,046
    Loss (gain) on sale of land and
     building...........................          --        48,538      (82,855)
    Provision for loss on building......      297,885          --           --
    Decrease (increase) in receivables..      (97,173)      23,845      (28,034)
    Decrease in net investment in direct
     financing leases...................       82,115       84,646       80,214
    Increase (decrease) in prepaid
     expenses...........................        1,915       (1,225)      (5,005)
    Increase in accrued rental income...         (783)    (378,850)    (313,540)
    Increase (decrease) in accounts
     payable and accrued expenses.......        3,320      (12,761)      12,137
    Increase (decrease) in due to
     related parties....................       15,738        4,197       (4,773)
    Increase (decrease) in rents paid in
     advance and deposits...............       48,998      (48,535)      51,142
                                          -----------  -----------  -----------
      Total adjustments.................      781,446      237,930      135,766
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,277,301  $ 3,273,557  $ 3,367,581
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
  Distributions declared and unpaid at
   December 31..........................  $   850,002  $   850,002  $   850,002
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XIII, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' estimate of net cash flows expected to be generated from its properties and the need for asset impairment write-downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables and

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996

accrued rental income, and to decrease rental or other income for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its interest in Attalla Joint Venture and Salem Joint Venture, and a property in Arvada, Colorado, a property in Akron, Ohio, and a property in Miami, Florida, for which each property is held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs were amortized over five years using the straight-line method.

   Lease Costs--Lease incentive costs and brokerage and legal fees associated with negotiating new leases are amortized over the term of the new lease using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land or land and buildings to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Land............................................ $12,742,897  $12,742,897
      Buildings.......................................  12,607,970   11,743,041
                                                       -----------  -----------
                                                        25,350,867   24,485,938
      Less accumulated depreciation...................  (2,107,624)  (1,697,320)
                                                       -----------  -----------
                                                        23,243,243   22,788,618
                                                       -----------  -----------
      Less allowance for loss on building.............    (297,885)         --
                                                       -----------  -----------
                                                       $22,945,358  $22,788,618
                                                       ===========  ===========

   In October 1997, the Partnership sold its property in Orlando, Florida, to a third party for $953,371 and received net sales proceeds of $932,849, resulting in a loss of $48,538 for financial reporting purposes. In December 1997, the Partnership reinvested the net sales proceeds in a property located in Miami, Florida, as tenants-in-common, with affiliates of the general partners (see
Note 5).

   At December 31, 1998, the Partnership established an allowance for loss on building of $297,885, relating to one property in Philadelphia, Pennsylvania. The tenant of this property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the property at December 31, 1998, and the current estimate of net realizable value for this property.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $783 (net of $307,405 in write-offs), $378,850, and $313,540, respectively, of such rental income.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

      1999.......................................................... $ 2,188,225
      2000..........................................................   2,179,331
      2001..........................................................   2,190,526
      2002..........................................................   2,220,532
      2003..........................................................   2,257,154
      Thereafter....................................................  20,981,325
                                                                     -----------
                                                                     $32,017,093
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Minimum lease payments receivable............... $13,789,643  $15,747,868
      Estimated residual values.......................   2,344,575    2,582,058
      Less unearned income............................  (9,182,328) (10,419,456)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 6,951,890  $ 7,910,470
                                                       ===========  ===========

   In October 1997, the Partnership sold its property in Orlando, Florida, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payment receivable and estimated residual value) and unearned income relating to this property were removed from the accounts and the loss from the sale relating to the land portion of the property and the net investment in direct financing lease was reflected in income (Note 3).

   In June 1998, three of the Partnership's leases with Long John Silver's, Inc., were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying value. No loss on termination of direct financing leases was recorded for financial reporting purposes.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

      1999.......................................................... $   857,997
      2000..........................................................     857,997
      2001..........................................................     870,737
      2002..........................................................     888,571
      2003..........................................................     889,113
      Thereafter....................................................   9,425,228
                                                                     -----------
                                                                     $13,789,643
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

5. Investment in Joint Ventures:

   The Partnership has a 50 percent and a 27.8% interest in the profits and losses of Attalla Joint Venture and Salem Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   The Partnership also owns a property in Arvada, Colorado, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. As of December 31, 1998, the Partnership owned a 66.13% interest in this property.

   In January 1997, the Partnership used the net sales proceeds from the 1996 sale of the property in Richmond, Virginia, to acquire a property in Akron, Ohio, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 63.09% interest in this property.

   In addition, in December 1997, the Partnership acquired a property in Miami, Florida, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures. As of December 31, 1998, the Partnership owned a 47.83% interest in this property.

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Attalla Joint Venture and Salem Joint Venture and the Partnership and affiliates, as tenants-in-common in three separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants. The following presents the combined, condensed financial information for the joint ventures and the properties held as tenants-in-common with affiliates at December 31:

                                                           1998       1997
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $4,174,420 $4,256,861
      Net investment in direct financing leases........    360,790    364,479
      Cash.............................................     19,083     18,729
      Receivables......................................        546        --
      Prepaid expenses.................................        454        380
      Accrued rental income............................    182,217    106,653
      Liabilities......................................     16,028     15,653
      Partners' capital................................  4,721,482  4,731,449
      Revenues.........................................    569,719    347,971
      Net income.......................................    476,700    285,922

   The Partnership recognized income totalling $243,492, $150,417, and $60,654 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures and the properties held as tenants-in-common with affiliates.

6. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sale of properties, not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from the sale of a property, not in liquidation of the Partnership, is in general, allocated in the same manner as net sales proceeds will be distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,400,008. No distributions have been made to the general partners to date.

7. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
   Net income for financial reporting
    purposes...............................  $2,495,855  $3,035,627  $3,231,815
   Depreciation for tax reporting purposes
    in excess of depreciation for financial
    reporting purposes.....................     (59,127)   (100,696)   (103,634)
   Direct financing leases recorded as
    operating leases for tax reporting
    purposes...............................      82,115      84,646      80,214
   Capitalization of transaction costs for
    tax reporting purposes.................      23,291         --          --
   Equity in earnings of joint ventures for
    tax reporting purposes in excess of
    (less than) equity in earnings of joint
    ventures for financial reporting
    purposes...............................     (27,118)    (19,727)      6,819
   Gain on sale of property for financial
    reporting purposes, deferred for tax
    reporting purposes.....................         --          --      (82,855)
   Loss on sale of property for financial
    reporting purposes in excess of loss
    for tax reporting purposes.............         --       38,823         --
   Allowance for loss on building..........     297,885         --          --
   Allowance for doubtful accounts.........         532    (150,734)    102,198
   Accrued rental income...................        (783)   (378,850)   (313,540)
   Rents paid in advance...................      38,165     (48,535)     51,142
                                             ----------  ----------  ----------
   Net income for federal income tax
    purposes...............................  $2,850,815  $2,460,554  $2,972,159
                                             ==========  ==========  ==========

8. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures and the property held as tenants-in-common with an affiliate. The management fee, which will not

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliate. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $35,257, $34,321, and $35,675 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 10% Preferred Return, plus their adjusted capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. For the years ended December 31, 1998, 1997, and 1996, the expenses incurred for these services were $98,719, $87,322, and $91,272, respectively.

   During 1997, the Partnership and an affiliate of the general partners acquired a property in Akron, Ohio, as tenants-in-common for a purchase price of $872,625 (of which the Partnership contributed $550,000 or 63.03%) from CNL BB Corp., also an affiliate of the general partners. CNL BB Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership and the affiliate, as tenants-in-common. The purchase price paid by the Partnership and the affiliate represented the costs incurred by CNL BB Corp. to acquire and carry the property, including closing costs.

   The due to related parties at December 31, 1998 and 1997, totalled $22,529, and $6,791, respectively.

9. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Flagstar Enterprises, Inc..................... $649,525 $744,199 $765,109
      Long John Silver's, Inc. .....................  571,066  759,064  764,565
      Golden Corral Corporation.....................  542,900  536,886  539,568
      Foodmaker, Inc. ..............................  458,690  450,816  450,393
      Checkers Drive-In Restaurants, Inc............      N/A      N/A  412,422

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Hardee's...................................... $649,525 $649,762 $670,249
      Long John Silver's............................  571,066  759,064  764,565
      Golden Corral Family Steakhouse Restaurants...  542,900  536,886  539,568
      Burger King...................................  497,670  484,111  431,280
      Jack in the Box...............................  458,690  450,816  450,393
      Checkers Drive-In Restaurants.................      N/A      N/A  412,422

   The information denoted by N/A indicates that for each period presented, the tenant and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

   In June 1998, Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to three of the eight Properties it leased and ceased making rental payments to the Partnership. During 1998, the Partnership entered into a new lease for two of the three properties with new tenants. The general partners are currently seeking either a new tenant or a purchaser for the remaining property. The Partnership will not recognize rental and earned income from this property until a new tenant is located or until the property is sold and the proceeds from such sale is reinvested in an additional property. While Long John Silver's, Inc. has not rejected or affirmed the remaining five leases, there can be no assurance that some or all of the leases will not be rejected in the future. The lost revenues resulting from the vacant property, and the possible rejection of the remaining five leases could have an adverse effect on the results of operations of the Partnership if the Partnership is unable to re-lease these properties in a timely manner.

10. Commitment:

   In November 1998, the Partnership entered into a new lease for the property in Tampa, Florida, with a new tenant to operate the property as a Steak-N-Shake restaurant. In connection therewith, the Partnership agreed to pay up to $600,000 in renovation costs, none of which were incurred as of the year ended December 31, 1998.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 3,886,185 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on

                           CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $38,283,180 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 1,943,093 shares.

                           CNL INCOME FUND XIV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-397
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-398
Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-399
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-400
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-401
Report of Independent Certified Public Accountants.......................  F-404
Balance Sheets as of December 31, 1998 and 1997..........................  F-405
Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-406
Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-407
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-408
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-409

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building...........................................   $25,261,659  $26,509,264
Net investment in direct financing leases...........     7,282,407    7,300,102
Investment in joint ventures........................     3,870,293    3,813,175
Cash and cash equivalents...........................     1,432,495      949,056
Receivables, less allowance for doubtful accounts of
 $390 and $1,105 in 1999 and 1998, respectively.....        37,924       62,824
Prepaid expenses....................................        13,789        8,389
Lease costs, less accumulated amortization of $2,723
 in 1999............................................        30,277          --
Accrued rental income, less allowance for doubtful
 accounts of $12,622 in 1999 and 1998...............     2,132,203    1,895,349
                                                       -----------  -----------
                                                       $40,061,047  $40,538,159
                                                       ===========  ===========
         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $   132,528  $     2,577
Accrued and escrowed real estate taxes payable......         8,531       18,198
Distributions payable...............................       928,130      928,130
Due to related parties..............................        14,013       25,432
Rents paid in advance and deposits..................        68,380       88,098
                                                       -----------  -----------
  Total liabilities.................................     1,151,582    1,062,435
Commitments and Contingencies (Note 5)
Partners' capital...................................    38,909,465   39,475,724
                                                       -----------  -----------
                                                       $40,061,047  $40,538,159
                                                       ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                       Quarter Ended       Nine Months Ended
                                       September 30,         September 30,
                                    -------------------  ----------------------
                                      1999      1998        1999        1998
                                    --------- ---------  ----------  ----------
Revenues:
  Rental income from operating
   leases.........................  $ 726,148 $ 682,180  $2,163,463  $2,107,058
  Adjustments to accrued rental
   income.........................        --    (14,350)        --     (277,319)
  Earned income from direct
   financing leases...............    210,132   184,522     631,639     644,797
  Interest and other income.......     14,269    26,585      31,749      73,047
                                    --------- ---------  ----------  ----------
                                      950,549   878,937   2,826,851   2,547,583
                                    --------- ---------  ----------  ----------
Expenses:
  General operating and
   administrative.................     41,897    51,444     123,080     130,375
  Professional services...........      9,611     5,632      27,187      22,509
  Management fees to related
   party..........................      9,958     8,842      29,430      27,628
  Real estate taxes...............      1,979    41,562       7,310      46,288
  State and other taxes...........        --      1,462      30,688      22,498
  Loss on termination of direct
   financing lease................     20,119    21,873      20,119      21,873
  Depreciation and amortization...     94,168   107,492     292,440     277,598
  Transaction costs...............     62,965       --      181,178         --
                                    --------- ---------  ----------  ----------
                                      240,697   238,307     711,432     548,769
                                    --------- ---------  ----------  ----------
Income Before Equity in Earnings
 of Joint Ventures, Gain (Loss) on
 Sale of Land and Buildings and
 Provision for Loss on Building...    709,852   640,630   2,115,419   1,998,814
Equity in Earnings of Joint
 Ventures.........................     95,979    76,939     284,801     241,570
Gain (Loss) on Sale of Land and
 Buildings........................        --        --      (60,882)    112,206
Provision for Loss on Building....        --        --     (121,207)        --
                                    --------- ---------  ----------  ----------
Net Income........................  $ 805,831 $ 717,569  $2,218,131  $2,352,590
                                    ========= =========  ==========  ==========
Allocation of Net Income:
  General partners................  $   8,058 $   7,175  $   23,221  $   22,403
  Limited partners................    797,773   710,394   2,194,910   2,330,187
                                    --------- ---------  ----------  ----------
                                    $ 805,831 $ 717,569  $2,218,131  $2,352,590
                                    ========= =========  ==========  ==========
Net Income Per Limited Partner
 Unit.............................  $    0.18 $    0.16  $     0.49  $     0.52
                                    ========= =========  ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding........  4,500,000 4,500,000   4,500,000   4,500,000
                                    ========= =========  ==========  ==========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   177,733    $   146,640
  Net income....................................         23,221         31,093
                                                    -----------    -----------
                                                        200,954        177,733
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     39,297,991     39,842,517
  Net income....................................      2,194,910      3,167,994
  Distributions ($0.62 and $0.83 per limited
   partner unit, respectively)..................     (2,784,390)    (3,712,520)
                                                    -----------    -----------
                                                     38,708,511     39,297,991
                                                    -----------    -----------
    Total partners' capital.....................    $38,909,465    $39,475,724
                                                    ===========    ===========



           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities.......... $ 2,648,649  $ 2,610,638
                                                      -----------  -----------
  Cash Flows from Investing Activities:
    Proceeds from sale of land and buildings.........     696,300    1,648,110
    Investment in joint ventures.....................     (44,120)    (387,573)
    Increase in restricted cash......................         --       (79,378)
    Payment of lease costs...........................     (33,000)         --
                                                      -----------  -----------
      Net cash provided by investing activities......     619,180    1,181,159
                                                      -----------  -----------
  Cash Flows from Financing Activities:
    Distributions to limited partners................  (2,784,390)  (2,784,390)
                                                      -----------  -----------
      Net cash used in financing activities..........  (2,784,390)  (2,784,390)
                                                      -----------  -----------
Net Increase in Cash and Cash Equivalents............     483,439    1,007,407
Cash and Cash Equivalents at Beginning of Period.....     949,056    1,285,777
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,432,495  $ 2,293,184
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
    Distributions declared and unpaid at end of
     period.......................................... $   928,130  $   928,130
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XIV, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Land and Building on Operating Leases:

   Land and buildings on operating leases consisted of the following at:

                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
      Land..........................................  $15,996,849  $16,195,936
      Buildings.....................................   11,352,634   12,024,577
                                                      -----------  -----------
                                                       27,349,483   28,220,513
      Less accumulated depreciation.................   (1,929,462)  (1,674,094)
                                                      -----------  -----------
                                                       25,420,021   26,546,419
      Less allowance for loss on building...........     (158,362)     (37,155)
                                                      -----------  -----------
                                                      $25,261,659  $26,509,264
                                                      ===========  ===========

   As of December 31, 1998, the Partnership recorded a provision for loss on building in the amount of $37,155 for financial reporting purposes relating to the Long John Silver's property in Shelby, North Carolina. The tenant of this property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represented the difference between the carrying value of the property at December 31, 1998 and the estimated net realizable value for the property. During the nine months ended September 30, 1999, the Partnership increased the allowance by $121,207 to a total of $158,362. The adjusted allowance represented the difference between the carrying value of the property at June 30, 1999 and the estimated net sales proceeds from the sale of the property based on a sales contract with an unrelated third party (see Note 5).

   In May 1999, the Partnership sold its property in Stockbridge, Georgia to a third party for $700,000, and received net sales proceeds of $696,300, resulting in a loss of $60,882 for financial reporting purposes.

3. Net Investment in Direct Financing Leases:

   In September 1999, one of the Partnership's leases with Long John Silver's, Inc. was rejected in connection with the tenant filing for bankruptcy in June 1998. As a result, the Partnership reclassified the asset from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the Partnership recorded the

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

reclassified asset at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $20,119 for financial reporting purposes.

4. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

5. Commitments and Contingencies

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,156,521 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $42,435,559 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

   In May 1999, the Partnership entered into an agreement with an unrelated third party to sell the Long John Silver's property in Shelby, North Carolina. As of September 30, 1999, the Partnership established a provision for loss on building related to the anticipated sale of this property (see Note 2). As of November 5, 1999, the sale had not occurred.

                         CNL INCOME FUND XIV, LTD.

                      (A Florida Limited Partnership)

           NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

   In May 1999, the Partnership entered into arrangement with a related party to sell the Checker's property in Kansas City, Missouri. The general partners believe that the anticipated sales price will exceed the Partnership's net carrying value attributable to the property; however, as of November 5, 1999, the sale had not occurred.

6. Subsequent Event:

   In November 1999, the Partnership used a portion of the net sales proceeds from the sale of the property in Stockbridge, Georgia to enter into a joint venture arrangement, Bossier City Joint Venture, with CNL Income Fund VI, Ltd. and CNL Income Fund XII, Ltd., both Florida limited partnerships and affiliates of the general partners, to hold one restaurant property. The Partnership contributed approximately $146,600 to acquire the restaurant property. The Partnership owns an approximate 11 percent interest in the profits and losses of the joint venture. The Partnership will account for its investment in this joint venture under the equity method since the Partnership will share control with affiliates.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XIV, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XIV, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 22, 1999, except for Note 11
 for which the date is March 11, 1999 and
 Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building.............................................. $26,509,264 $25,217,725
Net investment in direct financing leases..............   7,300,102   9,041,485
Investment in joint ventures...........................   3,813,175   3,271,739
Cash and cash equivalents..............................     949,056   1,285,777
Restricted cash........................................         --      318,592
Receivables, less allowance for doubtful accounts of
 $1,105 in 1998........................................      62,824      19,912
Prepaid expenses.......................................       8,389       7,915
Organization costs, less accumulated amortization of
 $10,000 and $8,599....................................         --        1,401
Accrued rental income less allowance for doubtful
 accounts of $12,622 and $6,295........................   1,895,349   1,820,078
                                                        ----------- -----------
                                                        $40,538,159 $40,984,624
                                                        =========== ===========

           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $     2,577 $    10,258
Accrued and escrowed real estate taxes payable.........      18,198      19,570
Distributions payable..................................     928,130     928,130
Due to related parties.................................      25,432       7,853
Rents paid in advance and deposits.....................      88,098      29,656
                                                        ----------- -----------
    Total liabilities..................................   1,062,435     995,467
Partners' capital......................................  39,475,724  39,989,157
                                                        ----------- -----------
                                                        $40,538,159 $40,984,624
                                                        =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ---------------------------------
                                                1998        1997       1996
                                             ----------  ---------- ----------
Revenues:
 Rental income from operating leases........ $2,792,931  $2,872,283 $2,953,895
 Adjustments to accrued rental income.......   (277,319)        --         --
 Earned income from direct financing
  leases....................................    844,343   1,017,627  1,026,616
 Contingent rental income...................     63,776      21,617      7,014
 Interest and other income..................     90,425      47,287     56,377
                                             ----------  ---------- ----------
                                              3,514,156   3,958,814  4,043,902
                                             ----------  ---------- ----------
Expenses:
 General operating and administrative.......    168,184     154,654    162,163
 Professional services......................     34,309      29,746     24,138
 Bad debt expense...........................        --       10,500        --
 Management fees to related parties.........     37,430      38,626     38,785
 Real estate taxes..........................     17,435       7,192      3,426
 State and other taxes......................     22,498      21,874     18,109
 Loss on termination of direct financing
  lease.....................................     21,873         --         --
 Depreciation and amortization..............    380,814     340,161    340,089
 Transaction costs..........................     25,231         --         --
                                             ----------  ---------- ----------
                                                707,774     602,753    586,710
                                             ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain on Land and Building from
 Right of Way Taking, Gain on Sale of Land
 and Building, and Provision for Loss on
 Building...................................  2,806,382   3,356,061  3,457,192
Equity in Earnings of Joint Ventures........    317,654     309,879    459,137
Gain on Land and Building from Right of Way
 Taking.....................................     41,408         --         --
Gain on Sale of Land and Building...........     70,798         --         --
Provision for Loss on Building..............    (37,155)        --         --
                                             ----------  ---------- ----------
Net Income.................................. $3,199,087  $3,665,940 $3,916,329
                                             ==========  ========== ==========
Allocation of Net Income:
 General partners........................... $   31,093  $   36,659 $   39,163
 Limited partners...........................  3,167,994   3,629,281  3,877,166
                                             ----------  ---------- ----------
                                             $3,199,087  $3,665,940 $3,916,329
                                             ==========  ========== ==========
Net Income Per Limited Partner Unit......... $     0.70  $     0.81 $    0 .86
                                             ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,500,000   4,500,000  4,500,000
                                             ==========  ========== ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                              General Partners                       Limited Partners
                          ------------------------- ----------------------------------------------------
                                        Accumulated                              Accumulated Syndication
                          Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                          ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................     $1,000      $ 69,818    $45,000,000  $ (6,710,883)  $ 6,855,940 $(5,383,945) $39,831,930
 Distributions to
  limited
  partners ($0.83 per
  limited partner
  unit).................        --            --             --     (3,712,522)          --          --    (3,712,522)
 Net income.............        --         39,163            --            --      3,877,166         --     3,916,329
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       108,981     45,000,000   (10,423,405)   10,733,106  (5,383,945)  40,035,737
 Distributions to
  limited
  partners ($0.83 per
  limited partner
  unit).................        --            --             --     (3,712,520)          --          --    (3,712,520)
 Net income.............        --         36,659            --            --      3,629,281         --     3,665,940
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................      1,000       145,640     45,000,000   (14,135,925)   14,362,387  (5,383,945)  39,989,157
 Distributions to
  limited
  partners ($0.83 per
  limited partner
  unit).................        --            --             --     (3,712,520)          --          --    (3,712,520)
 Net income.............        --         31,093            --            --      3,167,994         --     3,199,087
                             ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................     $1,000      $176,733    $45,000,000  $(17,848,445)  $17,530,381 $(5,383,945) $39,475,724
                             ======      ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 3,391,042  $ 3,501,064  $ 3,572,793
 Distributions from joint ventures......      343,684      308,220      340,299
 Cash paid for expenses.................     (293,428)    (243,326)    (250,885)
 Interest received......................       73,246       40,232       44,089
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    3,514,544    3,606,190    3,706,296
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  building..............................    1,606,702          --           --
 Proceeds received from right of way
  taking................................       41,408      318,592          --
 Additions to land and buildings on
  operating leases......................     (605,712)         --           --
 Investment in direct financing
  leases................................     (931,237)         --           --
 Investment in joint ventures...........     (568,498)    (121,855)      (7,500)
 Return of capital from joint venture...          --        51,950          --
 Decrease (increase) in restricted
  cash..................................      318,592     (318,592)         --
                                          -----------  -----------  -----------
  Net cash used in investing
   activities...........................     (138,745)     (69,905)      (7,500)
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Distributions to limited partners......   (3,712,520)  (3,712,520)  (3,712,522)
                                          -----------  -----------  -----------
  Net cash used in financing
   activities...........................   (3,712,520)  (3,712,520)  (3,712,522)
                                          -----------  -----------  -----------
 Net Decrease in Cash and Cash
  Equivalents...........................     (336,721)    (176,235)     (13,726)
 Cash and Cash Equivalents at Beginning
  of Year...............................    1,285,777    1,462,012    1,475,738
                                          -----------  -----------  -----------
 Cash and Cash Equivalents at End of
  Year..................................  $   949,056  $ 1,285,777  $ 1,462,012
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
  Net income............................  $ 3,199,087  $ 3,665,940  $ 3,916,329
                                          -----------  -----------  -----------
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
  Bad debt expense......................          --        10,500          --
  Loss on termination of direct
   financing lease......................       21,873          --           --
  Depreciation..........................      378,381      337,180      337,181
  Amortization..........................        2,433        2,981        2,908
  Equity in earnings of joint ventures,
   net of distributions.................       26,030       (1,659)    (118,889)
  Gain on land and building from right
   of way taking........................      (41,408)         --           --
  Gain on sale of land and building.....      (70,798)         --           --
  Provision for loss on building........       37,155          --           --
  Decrease in net investment in direct
   financing leases.....................       82,359       83,787       74,798
  Increase in receivables...............      (38,232)      (6,935)     (13,946)
  Decrease (increase) in prepaid
   expenses.............................         (474)         328       (4,802)
  Increase in accrued rental income.....     (148,845)    (471,287)    (491,221)
  Increase (decrease) in accounts
   payable and accrued expenses.........       (9,038)      12,017       (8,408)
  Increase (decrease) in due to related
   parties..............................       17,579        6,202       (5,218)
  Increase (decrease) in rents paid in
   advance and deposits.................       58,442      (32,864)      17,564
                                          -----------  -----------  -----------
   Total adjustments....................      315,457      (59,750)    (210,033)
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,514,544  $ 3,606,190  $ 3,706,296
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
 Distributions declared and unpaid at
  December 31...........................  $   928,130  $   928,130  $   928,130
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                  Years Ended December 31, 1998, 1997 and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XIV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                          CNL INCOME FUND XIV , LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its interests in Attalla Joint Venture, Wood-Ridge Real Estate Joint Venture, Salem Joint Venture, Melbourne Joint Venture, and CNL Kingston Joint Venture using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institution with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs were amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

   Reclassification--Certain items in the prior years' financial statements have been reclassified to conform to 1998 presentation. These reclassifications had no effect on partners' capital or net income.

2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

the land portions of the majority of the leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Land............................................ $16,195,936  $16,425,914
      Buildings.......................................  12,024,577   10,087,524
                                                       -----------  -----------
                                                        28,220,513   26,513,438
      Less accumulated depreciation...................  (1,674,094)  (1,295,713)
                                                       -----------  -----------
                                                        26,546,419   25,217,725
      Less allowance for loss on building.............     (37,155)         --
                                                       -----------  -----------
                                                       $26,509,264  $25,217,725
                                                       ===========  ===========

   During the year ended December 31, 1998, the Partnership sold its property in Madison, Alabama and two properties in Richmond, Virginia, to third parties for a total of $1,667,462 and received net sales proceeds of $1,606,702, resulting in a total gain of $70,798 for financial reporting purposes. These properties were originally acquired by the Partnership in 1993 and 1994, and had costs totalling approximately $1,393,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold these properties for a total of approximately $213,300 in excess of their original purchase prices.

   In addition, in April 1998, the Partnership reached an agreement to accept $360,000 for the property in Riviera Beach, Florida, which was taken through a right of way taking in December 31, 1997. The Partnership had received preliminary sales proceeds of $318,592 as of December 31, 1997. Upon agreement of the final sales price of $360,000, and receipt of the remaining sales proceeds of $41,408, the Partnership recognized a gain of $41,408 for financial reporting purposes. This property was originally acquired by the Partnership in 1994 and had a cost of approximately $276,400, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold this property for a total of approximately $83,600 in excess of its original purchase price.

   In October 1998, the Partnership reinvested approximately $1,537,000 of the net sales proceeds it received from the sales of the properties in Richmond, Virginia and the right of way taking of the property in Riviera Beach, Florida, and a portion of the net sales proceeds it received from the sale of the property in Madison, Alabama, in a property located in Fayetteville, North Carolina.

   At December 31, 1998, the Partnership recorded a provision for loss on building in the amount of $37,155 for financial reporting purposes relating to a Long John Silver's Property. The tenant of this Property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

difference between the carrying value of the Property at December 31, 1998 and the estimated net realizable value for the Property.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997, and 1996, the Partnership recognized $148,845 (net of $6,327 in reserves and $277,319 in write-offs), $471,287 (net of $6,295 in reserves), and $491,221, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

      1999.......................................................... $ 2,486,272
      2000..........................................................   2,538,562
      2001..........................................................   2,557,759
      2002..........................................................   2,615,117
      2003..........................................................   2,632,784
      Thereafter....................................................  27,438,256
                                                                     -----------
                                                                     $40,268,750
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                         1998          1997
                                                      -----------  ------------
      Minimum lease payments receivable.............. $14,282,003  $ 18,621,827
      Estimated residual values......................   2,373,313     2,842,002
      Less unearned income...........................  (9,355,214)  (12,422,344)
                                                      -----------  ------------
      Net investment in direct financing leases...... $ 7,300,102  $  9,041,485
                                                      ===========  ============

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

      1999.......................................................... $   898,054
      2000..........................................................     899,947
      2001..........................................................     902,770
      2002..........................................................     911,239
      2003..........................................................     914,901
      Thereafter....................................................   9,755,092
                                                                     -----------
                                                                     $14,282,003
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In January 1998, the Partnership sold its property in Madison, Alabama, for which the building portion had been classified as a direct financing lease. In connection therewith, the gross investment (minimum lease payments receivable and the estimated residual value) and unearned income relating to the building were removed from the accounts (see Note 3).

   In June 1998, four of the Partnership's leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," in June 1998, the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on termination of direct financing lease of $21,873 for financial reporting purposes.

5. Investment in Joint Ventures:

   The Partnership owns a 50 percent, a 72.2% and a 50 percent interest in the profits and losses of Attalla Joint Venture, Salem Joint Venture and Wood-Ridge Real Estate Joint Venture, respectively. The remaining interests in these joint ventures are held by affiliates of the Partnership which have the same general partners.

   In January 1997, Wood-Ridge Real Estate Joint Venture reinvested $502,598 of the remaining net sales proceeds, from the 1996 sales of two properties, in a Taco Bell property in Anniston, Alabama. During the year ended December 31, 1997, the Partnership and the other joint venture partner had each received approximately $52,000, representing a return of capital, for the remaining uninvested net sales proceeds. As of December 31, 1998, the Partnership owned a 50 percent interest in the profits and losses of this joint venture.

   In September 1997, the Partnership entered into a joint venture arrangement, CNL Kingston Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property. In connection therewith, the Partnership contributed amounts to CNL Kingston Joint Venture to fund construction costs relating to the property owned by the joint venture. As of December 31, 1998, the Partnership owned a 39.94% interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

   In April 1998, the Partnership entered into a joint venture arrangement, Melbourne Joint Venture, with an affiliate of the general partners, to construct and hold one restaurant property, at a total cost of $1,052,552. During 1998, the Partnership contributed amounts to purchase land and pay for construction costs relating to the joint venture and has agreed to contribute additional amounts in 1999 for additional construction costs. As of December 31, 1998, the Partnership owned a 50 percent interest in the profits and losses of this joint venture. When funding is complete, the Partnership expects to have an approximate 50 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with an affiliate.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   As of December 31, 1998, Attalla Joint Venture, Salem Joint Venture, CNL Kingston Joint Venture, and Melbourne Joint Venture each owned and leased one property, and Wood-Ridge Real Estate Joint Venture owned and leased six properties, to operators of fast-food or family-style restaurants. The following presents the joint ventures' condensed financial information at December 31:

                                                           1998       1997
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $6,913,765 $6,008,240
      Net investment in direct financing lease.........    360,790    364,479
      Cash.............................................     87,922     13,842
      Receivables......................................     47,545      2,571
      Accrued rental income............................    194,526    150,621
      Other assets.....................................      1,055      1,257
      Liabilities......................................    171,590    231,061
      Partners' capital................................  7,434,013  6,309,949
      Revenues.........................................    750,147    712,004
      Net income.......................................    615,127    588,835

   The Partnership recognized income totalling $317,654, $309,879, and $459,137 for the years ended December 31, 1998, 1997, and 1996, respectively, from these joint ventures.

6. Restricted Cash:

   In December 1997, the Partnership received preliminary sales proceeds of $318,592 for the property in Riviera Beach, Florida which was taken through a right of way taking. In October 1998, the Partnership reinvested these proceeds in a property in Fayetteville, North Carolina (see Note 3).

7. Allocations and Distributions:

   Generally, all net income and net losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners is subordinated to receipt by the limited partners of an aggregate, ten percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 10% Return").

   Generally, net sales proceeds from the sales of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 10% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from a sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts, and thereafter, 95 percent to the limited partners and five percent to the general partners.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Generally, net sales proceeds from a sale of properties, in liquidation of the Partnership will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to the partners with positive capital account balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During each of the years ended December 31, 1998 and 1997, the Partnership declared distributions to the limited partners of $3,712,520 and during the year ended December 31, 1996, the Partnership declared distributions to the limited partners of $3,712,522. No distributions have been made to the general partners to date.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
      Net income for financial reporting
       purposes............................  $3,199,087  $3,665,940  $3,916,329
      Depreciation for tax reporting
       purposes in excess of depreciation
       for financial reporting purposes....     (77,202)   (130,766)   (130,766)
      Direct financing leases recorded as
       operating leases for tax reporting
       purposes............................      82,359      83,787      74,798
      Gain on sale of land and building for
       tax reporting purposes in excess of
       gain for financial reporting
       purposes............................      94,442         --          --
      Gain on land and building from right
       of way taking deferred for tax
       reporting purposes..................     (41,408)        --          --
      Allowance for loss on building.......      37,155         --          --
      Equity in earnings of joint ventures
       for financial reporting purposes
       less than (in excess of) equity in
       earnings of joint ventures for tax
       reporting purposes..................      35,645       3,109    (174,253)
      Capitalization of transaction costs
       for tax reporting purposes..........      25,231         --          --
      Allowance for doubtful accounts......       1,105         --          --
      Accrued rental income................    (148,845)   (471,287)   (491,221)
      Loss on lease termination of direct
       financing lease.....................      21,873         --          --
      Rents paid in advance................      53,442     (32,864)     17,564
      Other................................       1,034     (21,988)     23,878
                                             ----------  ----------  ----------
      Net income for federal income tax
       purposes............................  $3,283,918  $3,095,931  $3,236,329
                                             ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of directors of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Affiliate. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliates shall determine. The Partnership incurred management fees of $37,430, $38,626, and $38,785 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties, based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate Limited Partners' 10% Return plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $110,618, $89,910, and $96,082 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1998, the Partnership acquired a property for a purchase price of approximately $1,537,000 from CNL First Corp., an affiliate of the general partners. CNL First Corp. had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the costs incurred by CNL First Corp. to acquire and carry the property, including closing costs.

   The due to related parties at December 31, 1998 and 1997, totalled $25,432 and $7,853, respectively.

10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Long John Silver's, Inc. ..................... $634,121 $850,159 $853,992
      Checkers Drive-In Restaurants, Inc. ..........  628,816  724,612  732,941
      Foodmaker, Inc. ..............................  574,481  562,725  556,100
      Golden Corral Corporation.....................  534,624  520,911  476,350
      Flagstar Enterprises, Inc. ...................  427,801  483,606  498,655
      Denny's, Inc. ................................      N/A  379,767  380,939

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Long John Silver's............................ $634,121 $850,159 $853,992
      Checkers Drive-in Restaurants.................  628,816  724,612  732,941
      Denny's.......................................  625,101  618,154  615,021
      Jack in the Box...............................  574,481  562,725  556,100
      Golden Corral Family Steakhouse Restaurants...  534,624  520,911  476,350
      Hardee's......................................  427,801  483,606  498,655

   The information denoted by N/A indicates that for each period presented, the tenant or group of affiliated tenants and the chains did not represent more than ten percent of the Partnership's total rental and earned income.

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any lessee or restaurant chain contributing more than ten percent of the Partnership's revenues could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

   In June 1998, Long John Silver's, Inc. filed for bankruptcy and rejected the leases relating to four of its nine leases and ceased making rental payments to the Partnership on the rejected leases. The Partnership will not recognize any rental and earned income from these Properties until new tenants for these Properties are located, or until the Properties are sold and the proceeds from such sales are reinvested in additional Properties. While Long John Silver's, Inc. has not rejected or affirmed the remaining five leases, there can be no assurance that some or all of these leases will not be rejected in the future. The lost revenues resulting from the four leases that were rejected, as described above, and the possible rejection of the remaining five leases could have an adverse effect on the results of operations of the Partnership if the Partnership is not able to re-lease these properties in a timely manner. The Partnership entered into new leases, each with a new tenant, for two of the four rejected leases.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,313,041 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $42,435,559 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,156,521 shares.

                            CNL INCOME FUND XV, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           -----
Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-421

Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-422

Condensed Statements of Partners' Capital for the Nine Months Ended
 September 30, 1999 and for the Year Ended December 31, 1998.............  F-423

Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-424

Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-425

Report of Independent Certified Public Accountants.......................  F-427

Balance Sheets as of December 31, 1998 and 1997..........................  F-428

Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-429

Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-430

Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-431

Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-432

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
                       ASSETS
Land and buildings on operating leases, less
 accumulated depreciation of $1,291,496 and
 $1,080,652, in 1999 and 1998, respectively and
 allowance for loss on land and building of $269,078
 and $280,907 in 1999 and 1998, respectively........   $22,625,732  $23,173,909
Net investment in direct financing leases...........     7,696,331    7,589,694
Investment in joint ventures........................     2,742,927    2,743,450
Cash and cash equivalents...........................     1,011,581    1,214,444
Receivables, less allowance for doubtful accounts of
 $217 and $849 in 1999 and 1998, respectively.......        28,041       62,465
Prepaid expenses....................................        14,743        9,627
Organization costs, less accumulated amortization of
 $10,000 and $9,549 in 1999 and 1998, respectively..           --           451
Accrued rental income...............................     1,808,073    1,565,014
                                                       -----------  -----------
                                                       $35,927,428  $36,359,054
                                                       ===========  ===========

         LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................   $   122,308  $       592
Accrued and escrowed real estate taxes payable......        28,467       16,019
Distributions payable...............................       800,000      800,000
Due to related party................................        10,627       23,337
Rents paid in advance and deposits..................        23,743       53,206
                                                       -----------  -----------
  Total liabilities.................................       985,145      893,154
Commitments and Contingencies (Note 4)
Partners' capital...................................    34,942,283   35,465,900
                                                       -----------  -----------
                                                       $35,927,428  $36,359,054
                                                       ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                       Quarter Ended       Nine Months Ended
                                       September 30,         September 30,
                                      1999       1998       1999        1998
                                    ---------  --------- ----------  ----------
Revenues:
  Rental income from operating
   leases.........................  $ 596,269  $ 613,294 $1,784,734  $1,849,278
  Adjustments to accrued rental
   income.........................        --         --         --     (250,631)
  Earned income from direct
   financing leases...............    214,027    219,480    633,755     726,544
  Interest and other income.......      9,591     12,045     29,705      51,682
                                    ---------  --------- ----------  ----------
                                      819,887    844,819  2,448,194   2,376,873
                                    ---------  --------- ----------  ----------
Expenses:
  General operating and
   administrative.................     35,006     40,231    109,688     107,194
  Professional services...........      9,431      5,358     31,652      18,867
  Management fees to related
   party..........................      8,366      8,180     24,510      25,475
  Real estate taxes...............      7,507     28,562     24,227      31,208
  State and other taxes...........        --         --      30,305      27,763
  Depreciation and amortization...     72,598     80,468    223,145     204,668
  Transaction costs...............     56,015        --     163,312         --
                                    ---------  --------- ----------  ----------
                                      188,923    162,799    606,839     415,175
                                    ---------  --------- ----------  ----------
Income Before Equity in Earnings
 of Joint Ventures and Provision
 for Loss on Building.............    630,964    682,020  1,841,355   1,961,698
Equity in Earnings of Joint
 Ventures.........................     66,796     59,208    190,724     179,502
Provision for Loss on Building....    (23,250)       --    (155,696)        --
                                    ---------  --------- ----------  ----------
Net Income........................  $ 674,510  $ 741,228 $1,876,383  $2,141,200
                                    =========  ========= ==========  ==========
Allocation of Net Income:
  General partners................  $   6,881  $   7,412 $   19,698  $   21,412
  Limited partners................    667,629    733,816  1,856,685   2,119,788
                                    ---------  --------- ----------  ----------
                                    $ 674,510  $ 741,228 $1,876,383  $2,141,200
                                    =========  ========= ==========  ==========
Net Income Per Limited Partner
 Unit.............................  $    0.17  $    0.18 $     0.46  $     0.53
                                    =========  ========= ==========  ==========
Weighted Average Number of Limited
 Partner Units Outstanding........  4,000,000  4,000,000  4,000,000   4,000,000
                                    =========  ========= ==========  ==========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   145,629    $   117,411
  Net income....................................         19,698         28,218
                                                    -----------    -----------
                                                        165,327        145,629
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     35,320,271     36,105,992
  Net income....................................      1,856,685      2,614,279
  Distributions ($0.60 and $0.85 per limited
   partner unit, respectively)..................     (2,400,000)    (3,400,000)
                                                    -----------    -----------
                                                     34,776,956     35,320,271
                                                    -----------    -----------
Total partners' capital.........................    $34,942,283    $35,465,900
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                        Nine Months Ended
                                                          September 30,
                                                     ------------------------
                                                        1999         1998
                                                     -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
  Net Cash Provided by Operating Activities......... $ 2,197,137  $ 2,415,807
                                                     -----------  -----------
Cash Flows from Investing Activities:
  Investment in joint venture.......................         --      (207,986)
                                                     -----------  -----------
    Net Cash used in investing activities...........         --      (207,986)
                                                     -----------  -----------
Cash Flows from Financing Activities:
  Distributions to limited partners.................  (2,400,000)  (2,600,000)
                                                     -----------  -----------
    Net cash used in financing activities...........  (2,400,000)  (2,600,000)
                                                     -----------  -----------
Net Decrease in Cash and Cash Equivalents...........    (202,863)    (392,179)
Cash and Cash Equivalents at Beginning of Period....   1,214,444    1,614,708
                                                     -----------  -----------
Cash and Cash Equivalents at End of Period.......... $ 1,011,581  $ 1,222,529
                                                     ===========  ===========
Supplemental Schedule of Non-Cash Financing
 Activities:
  Distributions declared and unpaid at end of
   Period........................................... $   800,000  $   800,000
                                                     ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XV, Ltd. (the "Partnership") for the year ended December 31, 1998.

2. Land and Building on Operating Leases

   At September 30, 1999, the Partnership recorded a provision for loss on building in the amount of $155,696 for financial reporting purposes relating the Long John Silver's property in Gastonia, North Carolina. The tenant of this property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the property at September 30, 1999 and the estimated net sales proceeds from the sale of the property based on a purchase and sales contract with an unrelated third party (see Note 3).

   During the nine months ended September 30, 1999, the Partnership's property in Lancaster, South Carolina was re-leased to a new operator. In accordance with Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership classified the land portion of this property as an operating lease while the building was classified as net investment in direct financing lease.

3. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

4. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 1,866,951 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $36,726,950 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

   In June 1999, the Partnership entered into an agreement with an unrelated third party to sell the Long John Silver's property in Gastonia, North Carolina. As of September 30, 1999, the Partnership had established a provision for loss on building in the amount of $155,696 related to the anticipated sale of this property (see Note 2). As of November 5, 1999, the sale had not occurred.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XV, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partners' capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XV, Ltd. (a Florida Limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 27, 1999, except for
the second  paragraph of
Note 10, for which the  date
is March 11, 1999 and Note
11  for which the date is
June 3, 1999

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 land and building..................................... $23,173,909 $22,145,138
Net investment in direct financing leases..............   7,589,694   9,264,307
Investment in joint ventures...........................   2,743,450   2,561,816
Cash and cash equivalents..............................   1,214,444   1,614,708
Receivables, less allowance for doubtful accounts of
 $849 in 1998..........................................      62,465      26,888
Prepaid expenses.......................................       9,627       7,633
Organization costs, less accumulated amortization of
 $9,549 and $7,548.....................................         451       2,452
Accrued rental income..................................   1,565,014   1,422,781
                                                        ----------- -----------
                                                        $36,359,054 $37,045,723
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Accounts payable....................................... $       592 $     6,991
Accrued and escrowed real estate taxes payable.........      16,019       6,158
Distributions payable..................................     800,000     800,000
Due to related parties.................................      23,337       4,311
Rents paid in advance..................................      53,206       4,860
                                                        ----------- -----------
  Total liabilities....................................     893,154     822,320
Partners' capital......................................  35,465,900  36,223,403
                                                        ----------- -----------
                                                        $36,359,054 $37,045,723
                                                        =========== ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                  Year Ended December 31,
                                              ---------------------------------
                                                 1998        1997       1996
                                              ----------  ---------- ----------
Revenues:
  Rental income from operating leases........ $2,443,550  $2,527,261 $2,527,261
  Adjustments to accrued rental income.......   (250,631)        --         --
  Earned income from direct financing
   leases....................................    937,286   1,059,530  1,069,205
  Contingent rental income...................     41,463      25,791     23,318
  Interest and other income..................     62,819      56,183     55,964
                                              ----------  ---------- ----------
                                               3,234,487   3,668,765  3,675,748
                                              ----------  ---------- ----------
Expenses:
  General operating and administrative.......    137,794     135,714    149,388
  Professional services......................     26,208      24,526     19,881
  Management fees to related parties.........     33,990      35,321     35,126
  Real estate taxes..........................     16,797         --         --
  State and other taxes......................     27,763      29,200     30,924
  Depreciation and amortization..............    281,888     248,348    248,232
  Transaction costs..........................     23,196         --         --
                                              ----------  ---------- ----------
                                                 547,636     473,109    483,551
                                              ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures and Provision for Loss on Land and
 Buildings...................................  2,686,851   3,195,656  3,192,197
Equity in Earnings of Joint Ventures.........    236,553     239,249    392,862
Provision for Loss on Land and Buildings.....   (280,907)        --         --
                                              ----------  ---------- ----------
Net Income................................... $2,642,497  $3,434,905 $3,585,059
                                              ==========  ========== ==========
Allocation of Net Income:
  General partners........................... $   28,218  $   34,349 $   35,851
  Limited partners...........................  2,614,279   3,400,556  3,549,208
                                              ----------  ---------- ----------
                                              $2,642,497  $3,434,905 $3,585,059
                                              ==========  ========== ==========
Net Income Per Limited Partner Unit.......... $     0.65  $     0.85 $     0.89
                                              ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding...........................  4,000,000   4,000,000  4,000,000
                                              ==========  ========== ==========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                  Years Ended December 31, 1998, 1997 and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $1,000      $ 46,211    $40,000,000  $ (4,085,947)  $ 4,512,175 $(4,790,000) $35,683,439
 Distributions to
  limited partners
  ($0.82 per
  limited partner
  unit).................       --            --             --     (3,280,000)          --          --    (3,280,000)
 Net income.............       --         35,851            --            --      3,549,208         --     3,585,059
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................     1,000        82,062     40,000,000    (7,365,947)    8,061,383  (4,790,000)  35,988,498
 Distributions to
  limited partners
  ($0.80 per
  limited partner
  unit).................       --            --             --     (3,200,000)          --          --    (3,200,000)
 Net income.............       --         34,349            --            --      3,400,556         --     3,434,905
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................     1,000       116,411     40,000,000   (10,565,947)   11,461,939  (4,790,000)  36,223,403
 Distributions to
  limited partners
  ($0.85 per
  limited partner
  unit).................       --            --             --     (3,400,000)          --          --    (3,400,000)
 Net income.............       --         28,218            --            --      2,614,279         --     2,642,497
                            ------      --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $1,000      $144,629    $40,000,000  $(13,965,947)  $14,076,218 $(4,790,000) $35,465,900
                            ======      ========    ===========  ============   =========== ===========  ===========


           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 3,143,119  $ 3,228,741  $ 3,378,973
 Distributions from joint ventures......      271,075      249,318      259,407
 Cash paid for expenses.................     (252,042)    (218,106)    (246,748)
 Interest received......................       54,576       46,642       43,050
                                          -----------  -----------  -----------
 Net cash provided by operating
  activities............................    3,216,728    3,306,595    3,434,682
                                          -----------  -----------  -----------
Cash Flows from Investing Activities:
 Investment in joint ventures...........     (216,992)         --      (129,939)
 Return of capital from joint venture...          --        51,950          --
                                          -----------  -----------  -----------
 Net cash provided by (used in)
  investing activities..................     (216,992)      51,950     (129,939)
                                          -----------  -----------  -----------
Cash Flows from Financing Activities:
 Distributions to limited partners......   (3,400,000)  (3,280,000)  (3,200,000)
                                          -----------  -----------  -----------
 Net cash used in financing activities..   (3,400,000)  (3,280,000)  (3,200,000)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................     (400,264)      78,545      104,743
Cash and Cash Equivalents at Beginning
 of Year................................    1,614,708    1,536,163    1,431,420
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,214,444  $ 1,614,708  $ 1,536,163
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 2,642,497  $ 3,434,905  $ 3,585,059
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Depreciation...........................      279,051      245,563      245,563
 Amortization...........................        2,837        2,785        2,669
 Equity in earnings of joint ventures,
  net of distributions..................       34,522       10,069     (133,455)
 Provision for loss on land and
  buildings.............................      280,907          --           --
 Decrease (increase) in receivables.....      (33,427)       3,288       58,013
 Decrease in net investment in direct
  financing leases......................       85,884       87,508       77,834
 Increase in prepaid expenses...........       (1,994)        (584)      (4,234)
 Increase in accrued rental income......     (142,233)    (431,079)    (431,654)
 Increase in accounts payable and
  accrued expenses......................        3,462        1,515        1,972
 Increase (decrease) in due to related
  parties...............................       16,876        2,956       (6,880)
 Increase (decrease) in rents paid in
  advance...............................       48,346      (50,331)      39,795
                                          -----------  -----------  -----------
  Total adjustments.....................      574,231     (128,310)    (150,377)
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,216,728  $ 3,306,595  $ 3,434,682
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Financing Activities:
Distributions declared and unpaid at
 December 31............................  $   800,000  $   800,000  $   880,000
                                          ===========  ===========  ===========

           See accompanying notes to condensed financial statements.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XV, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note 4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

     Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the Partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that change could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership accounts for its interests in Wood-Ridge Real Estate Joint Venture and properties in Clinton, North Carolina and Fort Myers, Florida, held as tenants-in-common with affiliates, using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs--Organization costs were amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases are classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portions of the majority of these leases are operating leases. Substantially all leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, generally the tenant pays all property taxes and assessments, fully maintains the interior and exterior of the building and carries insurance coverage for public

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

liability, property damage, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                   1998         1997
                                -----------  -----------
      Land....................  $15,579,852  $15,579,852
      Buildings...............    8,955,616    7,366,887
                                -----------  -----------
                                 24,535,468   22,946,739
      Less accumulated
       depreciation...........   (1,080,652)    (801,601)
                                -----------  -----------
                                 23,454,816   22,145,138
      Less allowance for loss
       on land and buildings..     (280,907)         --
                                -----------  -----------
                                $23,173,909  $22,145,138
                                ===========  ===========

   During the year ended December 31, 1998, the Partnership established an allowance for loss on land and buildings of $280,907 for financial reporting purposes relating to two of the four Long John Silver's properties whose leases were rejected by the tenant as a result of the tenant filing for bankruptcy. The loss represents the difference between the carrying value of the properties at December 31, 1998 and the current estimated net realizable value for these properties.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997 and 1996, the Partnership recognized $142,233 (net of $250,631 in write-offs), $431,079, and $431,654, respectively, of such rental income.

   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

      1999.......................................................... $ 2,079,263
      2000..........................................................   2,205,272
      2001..........................................................   2,208,745
      2002..........................................................   2,239,958
      2003..........................................................   2,255,872
      Thereafter....................................................  24,476,132
                                                                     -----------
                                                                     $35,465,242
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                        1998          1997
                                                    ------------  ------------
      Minimum lease payments receivable............ $ 15,275,632  $ 19,905,444
      Estimated residual values....................    2,460,656     2,873,859
      Less unearned income.........................  (10,146,594)  (13,514,996)
                                                    ------------  ------------
      Net investment in direct financing leases.... $  7,589,694  $  9,264,307
                                                    ============  ============

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

      1999.......................................................... $   922,497
      2000..........................................................     925,241
      2001..........................................................     930,728
      2002..........................................................     953,085
      2003..........................................................     958,440
      Thereafter....................................................  10,585,641
                                                                     -----------
                                                                     $15,275,632
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   During the year ended December 31, 1998, four of the eight leases with Long John Silver's, Inc. were rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified these assets from net investment in direct financing leases to land and buildings on operating leases. In accordance with the Statement of Financial Accounting Standards #13, "Accounting for Leases," the Partnership recorded the reclassified assets at the lower of original cost, present fair value, or present carrying amount. No losses on the termination of direct financing leases were recorded for financial reporting purposes.

5. Investment in Joint Ventures:

   The Partnership has a 50 percent interest in the profits and losses of Wood-Ridge Real Estate Joint Venture. The remaining interest in this joint venture is held by an affiliate of the Partnership which has the same general partners. The Partnership also has a 16 percent interest in a Property in Clinton, North Carolina, with affiliates of the Partnership that has the same general partners, as tenants-in-common. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   In January 1997, Wood-Ridge Real Estate Joint Venture reinvested $502,598, of the net sales proceeds from the sale of two properties during 1996 in one property. As of December 31, 1998, the Partnership had received approximately $52,000, representing its pro-rata share of the uninvested net sales proceeds. As of December 31, 1998, the Partnership owned a 50 percent interest in the profits and losses of the joint venture.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   In June 1998, the Partnership acquired a property in Fort Myers, Florida, with an affiliate of the general partners as tenants-in-common. In connection therewith, the Partnership contributed an amount to acquire a 15 percent interest in such property. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   Wood-Ridge Real Estate Joint Venture owns and leases six properties to operators of national fast-food or family-style restaurants. The Partnership and affiliates, as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to an operator of national fast-food or family-style restaurants.

   The following presents the combined, condensed financial information for all of the Partnership's investments in joint ventures at December 31:

                                                           1998       1997
                                                        ---------- ----------
      Land and buildings on operating leases, less
       accumulated depreciation........................ $6,063,237 $5,563,722
      Net investment in direct financing lease.........    826,780        --
      Cash.............................................     87,245     10,890
      Receivables......................................      1,677      5,923
      Accrued rental income............................     96,768     74,001
      Other assets.....................................        857      1,078
      Liabilities......................................     69,285     18,195
      Partners' capital................................  7,007,279  5,637,419
      Revenues.........................................    705,002    650,354
      Net income.......................................    579,480    522,611

   The Partnership recognized income totalling $236,553, $239,249 and $392,862 for the years ended December 31, 1998, 1997 and 1996, respectively, from these entities.

6. Allocations and Distributions:

   Generally, all net income and losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners shall be subordinated to receipt by the limited partners of an aggregate, eight percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 8% Return").

   Generally, net sales proceeds from the sales of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 8% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners. Any gain from a sale of a property not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

partners with positive balances in their capital accounts, and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a liquidating sale of properties, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to distribute to the partners with positive capital accounts balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997 and 1996, the Partnership declared distributions to the limited partners of $3,400,000, $3,200,000 and $3,280,000, respectively. No distributions have been made to the general partners to date.

7. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                                1998        1997        1996
                                             ----------  ----------  ----------
      Net income for financial reporting
       purposes............................  $2,642,497  $3,434,905  $3,585,059
      Depreciation for tax reporting
       purposes in excess of depreciation
       for financial reporting purposes....    (126,518)   (160,007)   (160,007)
      Direct financing leases recorded as
       operating leases for tax reporting
       purposes............................      85,884      87,508      77,834
      Allowance for loss on land and
       buildings...........................     280,907         --          --
      Equity in earnings of joint ventures
       for tax reporting purposes in excess
       of (less than) equity in earnings of
       joint ventures for financial
       reporting purposes..................      33,872      23,823    (158,836)
      Accrued rental income................    (142,233)   (431,079)   (431,654)
      Rents paid in advance................      48,346     (50,331)     39,795
      Capitalization of transaction costs
       for tax reporting purposes..........      23,196         --          --
      Other................................       1,686        (670)      2,127
                                             ----------  ----------  ----------
      Net income for federal income tax
       purposes............................  $2,847,637  $2,904,149  $2,954,318
                                             ==========  ==========  ==========

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


8. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director and vice chairman of the board of CNL Fund Advisors, Inc. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate a management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliate. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliate shall determine. The Partnership incurred management fees of $33,990, $35,321 and $35,126 for the years ended December 31, 1998, 1997 and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate 8% Preferred Return, plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997 and 1996, the Affiliate of the general partners provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $92,573, $78,051 and $87,265 for the years ended December 31, 1998, 1997 and 1996, respectively, for such services.

   The due to related parties at December 31, 1998 and 1997, totalled $23,337 and $4,311, respectively.

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


9. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees or affiliated groups of lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental and earned income from joint ventures) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Checkers Drive-In Restaurants, Inc. .......... $719,308 $716,905 $723,558
      Golden Corral Corporation.....................  595,343  582,600  531,775
      Flagstar Enterprises, Inc. (and Quincy's
       Restaurants, Inc. for the years ended
       December 31, 1997
       and 1996)....................................  541,527  635,413  638,042
      Long John Silver's, Inc.......................  510,187  710,325  714,804
      Foodmaker, Inc................................  417,426  417,426  417,426

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of rental and earned income from joint ventures) for each of the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
      Checkers Drive-In Restaurants................. $719,308 $716,905 $723,558
      Golden Corral Family Steakhouse Restaurants...  595,343  582,600  531,775
      Long John Silver's............................  573,104  773,265  777,743
      Hardee's......................................  541,527  543,889  546,037
      Jack in the Box...............................  417,426  417,426  417,426

   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

   In June 1998, the tenant of eight of the Long John Silver's Properties filed for bankruptcy and rejected the leases relating to four Properties. The rental income relating to these Properties will terminate until new tenants or buyers for the Properties are located. While Long John Silver's, Inc. has not rejected or affirmed the remaining four leases, there can be no assurance that some of all of the leases will not be rejected in the future. The lost revenues resulting from the four leases that were rejected, as described above, and the possible rejection of the remaining four leases could have an adverse effect on the results of operations of the Partnership if the Partnership is unable to re-lease these Properties in a timely manner.

10. Subsequent Events:

   In January 1999, a Boston Market tenant rejected its lease and ceased making rental payments related to this lease.

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary

                            CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 3,733,901 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $36,726,950 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

11. APF Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 10 being adjusted to 1,866,951 shares.

                           CNL INCOME FUND XVI, LTD.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 1999 and December 31, 1998..  F-442
Condensed Statements of Income for the Quarters and Nine Months Ended
 September 30, 1999 and 1998.............................................  F-443
Condensed Statements of Partners' Capital for the Nine Months Ended Sep-
 tember 30, 1999 and for the Year Ended December 31, 1998................  F-444
Condensed Statements of Cash Flows for the Nine Months Ended September
 30, 1999 and 1998.......................................................  F-445
Notes to Condensed Financial Statements for the Quarters and Nine Months
 Ended September 30, 1999 and 1998.......................................  F-446
Report of Independent Certified Public Accountants.......................  F-449
Balance Sheets as of December 31, 1998 and 1997..........................  F-450
Statements of Income for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-451
Statements of Partners' Capital for the Years Ended December 31, 1998,
 1997 and 1996...........................................................  F-452
Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and
 1996....................................................................  F-453
Notes to Financial Statements for the Years Ended December 31, 1998, 1997
 and 1996................................................................  F-454
Additional Financial Information regarding Golden Corral.................  F-463

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                            CONDENSED BALANCE SHEETS

                                                        September
                                                           30,     December 31,
                                                          1999         1998
                                                       ----------- ------------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building............................................. $30,622,621 $ 30,215,549
Net investment in direct financing leases.............   4,550,482    5,361,848
Investment in joint ventures..........................   1,654,043    1,504,465
Cash and cash equivalents.............................   1,212,106    1,603,589
Receivables, less allowance for doubtful accounts of
 $59,103 and $89,822 in 1999 and 1998, respectively...      43,892       63,214
Prepaid expenses......................................      11,501       13,745
Lease costs, less accumulated amortization of $732 in
 1999.................................................      11,077          --
Organization costs, less accumulated amortization of
 $10,000 and $8,550 in 1999 and 1998, respectively....         --         1,450
Accrued rental income.................................   1,678,039    1,424,781
                                                       ----------- ------------
                                                       $39,783,761 $ 40,188,641
                                                       =========== ============
          LIABILITIES AND PARTNERS' CAPITAL
Accounts payable...................................... $   128,900 $      1,816
Accrued construction costs payable....................     150,000          --
Accrued and escrowed real estate taxes payable........      31,462        7,163
Distributions payable.................................     900,000      900,000
Due to related party..................................      11,268       26,476
Rents paid in advance and deposits....................      48,137       61,262

                                                        ----------- -----------
    Total liabilities..................................   1,269,767     996,717
Commitments and Contingencies (Note 6)
Partners' capital......................................  38,513,994  39,191,924
                                                        ----------- -----------
                                                        $39,783,761 $40,188,641
                                                        =========== ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                         CONDENSED STATEMENTS OF INCOME

                                      Quarter Ended        Nine Months Ended
                                      September 30,          September 30,
                                  ---------------------  ----------------------
                                     1999       1998        1999        1998
                                  ---------- ----------  ----------  ----------
Revenues:
  Rental income from operating
   leases.......................  $  774,026 $  854,766  $2,378,810  $2,626,090
  Adjustments to accrued rental
   income.......................         --        (433)        --     (119,505)
  Earned income from direct
   financing leases.............     177,275    133,949     444,836     469,325
  Interest and other income.....      13,754     10,716      44,946      45,220
                                  ---------- ----------  ----------  ----------
                                     965,055    998,998   2,868,592   3,021,130
                                  ---------- ----------  ----------  ----------
Expenses:
  General operating and
   administrative...............      47,539     47,302     125,996     121,325
  Professional services.........       6,418      8,320      33,478      26,271
  Management fees to related
   party........................       9,200      9,257      27,313      29,073
  Real estate taxes.............      20,028     29,370      50,048      30,209
  State and other taxes.........         --           7      24,356      19,398
  Loss on termination of direct
   financing lease..............         --       4,471         --        4,471
  Depreciation and
   amortization.................     147,999    144,394     441,086     413,391
  Transaction costs.............      62,648        --      178,858         --
                                  ---------- ----------  ----------  ----------
                                     293,832    243,121     881,135     644,138
                                  ---------- ----------  ----------  ----------
Income Before Equity in Earnings
 of Joint Ventures and Provision
 for Loss on Building...........     671,223    755,877   1,987,457   2,376,992
Equity in Earnings of Joint
 Ventures.......................      39,379     33,458     119,091      98,414
Provision for Loss on Building..         --    (204,399)    (84,478)   (204,399)
                                  ---------- ----------  ----------  ----------
Net Income......................  $  710,602 $  584,936  $2,022,070  $2,271,007
                                  ========== ==========  ==========  ==========
Allocation of Net Income:
  General partners..............  $    7,106 $    7,327  $   20,788  $   24,188
  Limited partners..............     703,496    577,609   2,001,282   2,246,819
                                  ---------- ----------  ----------  ----------
                                  $  710,602 $  584,936  $2,022,070  $2,271,007
                                  ========== ==========  ==========  ==========
Net Income Per Limited Partner
 Unit...........................  $     0.16 $     0.13  $     0.44  $     0.50
                                  ========== ==========  ==========  ==========
Weighted Average Number of
 Limited Partner Units
 Outstanding....................   4,500,000  4,500,000   4,500,000   4,500,000
                                  ========== ==========  ==========  ==========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   CONDENSED STATEMENTS OF PARTNERS' CAPITAL

                                                 Nine Months Ended  Year Ended
                                                   September 30,   December 31,
                                                 ----------------- ------------
                                                       1999            1998
                                                 ----------------- ------------
General partners:
  Beginning balance.............................    $   131,300    $    99,615
  Net income....................................         20,788         31,685
                                                    -----------    -----------
                                                        152,088        131,300
                                                    -----------    -----------
Limited partners:
  Beginning balance.............................     39,060,624     39,805,311
  Net income....................................      2,001,282      2,945,313
  Distributions ($0.60 and $0.82 per limited
   partner unit, respectively)..................     (2,700,000)    (3,690,000)
                                                    -----------    -----------
                                                     38,361,906     39,060,624
                                                    -----------    -----------
Total partners' capital.........................    $38,513,994    $39,191,924
                                                    ===========    ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents
 Net Cash Provided by Operating Activities........... $ 2,478,838  $ 2,759,611
                                                      -----------  -----------
 Cash Flows from Investing Activities:
  Reimbursement of construction costs from
   developer.........................................         --       161,648
  Additions to land and buildings on operating
   leases............................................         --        (3,545)
  Investment in direct financing leases..............         --       (28,403)
  Investment in joint ventures.......................    (158,512)    (742,404)
  Decrease in restricted cash........................         --       610,384
  Payment of lease costs.............................     (11,809)         --
                                                      -----------  -----------
    Net cash used in investing activities............    (170,321)      (2,320)
                                                      -----------  -----------
 Cash Flows from Financing Activities:
  Distributions to limited partners..................  (2,700,000)  (2,790,000)
                                                      -----------  -----------
    Net cash used in financing activities............  (2,700,000)  (2,790,000)
                                                      -----------  -----------
Net Decrease in Cash and Cash Equivalents............    (391,483)     (32,709)
Cash and Cash Equivalents at Beginning of Period.....   1,603,589    1,673,869
                                                      -----------  -----------
Cash and Cash Equivalents at End of Period........... $ 1,212,106  $ 1,641,160
                                                      ===========  ===========
Supplemental Schedule of Non-Cash Investing and
 Financing Activities:
 Land and building under operating lease exchanged
  for land and building under operating lease........ $       --   $   779,181
                                                      ===========  ===========
 Land and building under direct financing lease
  exchanged for land and building under direct
  financing lease.................................... $       --   $   761,334
                                                      ===========  ===========
 Construction costs incurred and unpaid at end of
  period............................................. $   150,000  $       --
                                                      ===========  ===========
 Distributions declared and unpaid at end of period.. $   900,000  $   900,000
                                                      ===========  ===========


           See accompanying notes to condensed financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

        Quarters and Nine Months Ended September 30, 1999 and 1998

1. Basis of Presentation:

   The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and nine months ended September 30, 1999, may not be indicative of the results that may be expected for the year ending December 31, 1999. Amounts as of December 31, 1998, included in the financial statements, have been derived from audited financial statements as of that date.

   These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in Form 10-K of CNL Income Fund XVI, Ltd. (the "Partnership") for the year ended December 31, 1998.

   Effective January 1, 1999, the Partnership adopted Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities." The Statement requires that an entity expense the costs of start-up activities and organization costs as they are incurred. Adoption of this statement did not have a material effect on the Partnership's financial position or results of operations.

2. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at:

                                                     September 30, December 31,
                                                         1999          1998
                                                     ------------- ------------
   Land.............................................  $15,378,217  $15,378,217
   Buildings........................................   17,976,235   17,045,781
                                                      -----------  -----------
                                                       33,354,452   32,423,998
   Less accumulated depreciation....................   (2,381,096)  (1,942,192)
                                                      -----------  -----------
                                                       30,973,356   30,481,806
   Less allowance for loss on building..............     (350,735)    (266,257)
                                                      -----------  -----------
                                                      $30,622,621  $30,215,549
                                                      ===========  ===========

   During the nine months ended September 30, 1999, the Partnership recorded a provision for loss on building of $84,478 relating to the Boston Market property in Lawrence, Kansas. The tenant of this property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the property at September 30, 1999 and the estimated net realizable value for the property.

3. Investment in Direct Financing Leases:

   During the nine months ended September 30, 1999, the tenant of the Shoney's property in Las Vegas, Nevada terminated its lease due to financial difficulties. As a result, the Partnership reclassified the asset from net investment in direct financing leases to land and buildings on operating leases. In accordance with

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the Partnership recorded the reclassified asset at the lower of original cost, present fair value, or present carrying amount. No loss on termination of direct financing leases was recorded for financial reporting purposes.

4. Receivables:

   During the nine months ended September 30, 1999, the Partnership accepted a promissory note from the former tenant of the Shoney's property in Las Vegas, Nevada, in the amount of $52,191 representing past due rental and other amounts, which had been included in receivables and for which the Partnership had established an allowance for doubtful accounts, and real estate taxes previously recorded as an expense by the Partnership. Payments are due in 60 monthly installments of $1,220 including interest at a rate of ten percent per annum, commencing on March 1, 2000, at which time, any accrued and unpaid interest amounts will be capitalized into the principal balance of the note. Due to the uncertainty of collection of the note, the Partnership established an allowance for doubtful accounts. As of September 30, 1999, the balance in the allowance for doubtful accounts relating to this promissory note was $55,670, including accrued interest of $3,479 represented the uncollected amounts under this promissory note.

5. Related Party Transactions:

   On September 1, 1999, CNL American Properties Fund, Inc. ("APF"), an affiliate of the general partners, acquired CNL Fund Advisors, Inc. ("CFA"), an affiliate who provides certain services relating to management of the Partnership and its properties pursuant to a management agreement with the Partnership. As a result of this acquisition, CFA became a wholly owned subsidiary of APF; however, the terms of the management agreement between the Partnership and CFA remain unchanged and in effect.

6. Commitments and Contingencies:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 2,160,474 shares of its common stock, par value $0.01 per share (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $42,519,005 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and therefore, would be freely tradeable at the option of the former limited partners. At a special meeting of the partners that is expected to be held in the first quarter of 2000, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. If the limited partners at the special meeting approve the Merger, APF will own the properties and other assets of the Partnership. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO CONDENSED FINANCIAL STATEMENTS--(Continued)

        Quarters and Nine Months Ended September 30, 1999 and 1998

   On May 11, 1999, four limited partners in several of the CNL Income Funds served a lawsuit against the general partners and APF in connection with the proposed Merger. On July 8, 1999, the plaintiffs amended the complaint to add three additional limited partners as plaintiffs. Additionally, on June 23, 1999, a limited partner in certain of the CNL Income Funds served a lawsuit against the general partners, APF, CNL Fund Advisors, Inc. and certain of its affiliates in connection with the proposed Merger. On September 23, 1999, the judge assigned to the two lawsuits entered an order consolidating the two cases. Pursuant to this order, the plaintiffs in these cases filed a consolidated and amended complaint on November 8, 1999. The various defendants, including the general partners, have 45 days to respond to that consolidated complaint. The general partners and APF believe that the lawsuits are without merit and intend to defend vigorously against the claims.

               Report of Independent Certified Public Accountants

To the Partners
CNL Income Fund XVI, Ltd.

   In our opinion, the accompanying balance sheets and the related statements of income, of partner's capital and of cash flows present fairly, in all material respects, the financial position of CNL Income Fund XVI, Ltd. (a Florida limited partnership) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 26, 1999, except for Note 11
 for which the date is March 11, 1999 and
 Note 12 for which the date is June 3, 1999

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                                 BALANCE SHEETS

                                                             December 31,
                                                        -----------------------
                                                           1998        1997
                                                        ----------- -----------
                        ASSETS
Land and buildings on operating leases, less
 accumulated depreciation and allowance for loss on
 building.............................................. $30,215,549 $30,658,994
Net investment in direct financing leases..............   5,361,848   5,968,812
Investment in joint ventures...........................   1,504,465     771,684
Cash and cash equivalents..............................   1,603,589   1,673,869
Restricted cash........................................         --      627,899
Receivables, less allowance for doubtful accounts of
 $89,822 and $879......................................      63,214      31,946
Prepaid expenses.......................................      13,745       9,293
Organization costs, less accumulated amortization of
 $8,550 and $6,550.....................................       1,450       3,450
Accrued rental income..................................   1,424,781   1,192,373
                                                        ----------- -----------
                                                        $40,188,641 $40,938,320
                                                        =========== ===========
           LIABILITIES AND PARTNERS' CAPITAL
Acquisition and construction costs payable............. $       --  $    53,278
Accounts payable.......................................       1,816       2,707
Accrued and escrowed real estate taxes payable.........       7,163       4,353
Distributions payable..................................     900,000     900,000
Due to related parties.................................      26,476       3,351
Rents paid in advance and deposits.....................      61,262      69,705
                                                        ----------- -----------
Total liabilities......................................     996,717   1,033,394
Partners' capital......................................  39,191,924  39,904,926
                                                        ----------- -----------
                                                        $40,188,641 $40,938,320
                                                        =========== ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                              STATEMENTS OF INCOME

                                                 Year Ended December 31,
                                             ---------------------------------
                                                1998        1997       1996
                                             ----------  ---------- ----------
Revenues:
  Rental income from operating leases....... $3,446,902  $3,562,920 $3,571,244
  Adjustments to accrued rental income......   (184,368)        --         --
  Earned income from direct financing
   leases...................................    601,587     703,149    726,314
  Contingent rental income..................     35,860      35,604     37,600
  Interest income...........................     60,199      73,634     75,160
  Other income..............................      1,574       7,180      8,232
                                             ----------  ---------- ----------
                                              3,961,754   4,382,487  4,418,550
                                             ----------  ---------- ----------
Expenses:
  General operating and administrative......    158,519     186,934    183,734
  Professional services.....................     40,471      25,352     26,569
  Management fees to related parties........     38,570      40,087     39,206
  Real estate taxes.........................      9,060         --         --
  State and other taxes.....................     19,398      20,559     12,369
  Loss on termination of direct financing
   lease....................................      4,471         --         --
  Depreciation and amortization.............    555,360     563,883    552,447
  Transaction costs.........................     24,652         --         --
                                             ----------  ---------- ----------
                                                850,501     836,815    814,325
                                             ----------  ---------- ----------
Income Before Equity in Earnings of Joint
 Ventures, Gain on Sale of Land and
 Buildings, and Provision for Loss on
 Building...................................  3,111,253   3,545,672  3,604,225
Equity in Earnings of Joint Ventures........    132,002      73,507     19,668
Gain on Sale of Land and Buildings..........        --       41,148    124,305
Provision for Loss on Building..............   (266,257)        --         --
                                             ----------  ---------- ----------
Net Income.................................. $2,976,998  $3,660,327 $3,748,198
                                             ==========  ========== ==========
Allocation of Net Income:
  General partners.......................... $   31,685  $   36,192 $   36,239
  Limited partners..........................  2,945,313   3,624,135  3,711,959
                                             ----------  ---------- ----------
                                             $2,976,998  $3,660,327 $3,748,198
                                             ==========  ========== ==========
Net Income Per Limited Partner Unit......... $     0.65  $     0.81 $     0.82
                                             ==========  ========== ==========
Weighted Average Number of Limited Partner
 Units Outstanding..........................  4,500,000   4,500,000  4,500,000
                                             ==========  ========== ==========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL

                 Years Ended December 31, 1998, 1997, and 1996

                             General Partners                       Limited Partners
                         ------------------------- ----------------------------------------------------
                                       Accumulated                              Accumulated Syndication
                         Contributions  Earnings   Contributions Distributions   Earnings      Costs        Total
                         ------------- ----------- ------------- -------------  ----------- -----------  -----------
Balance, December 31,
 1995...................    $ 1,000     $ 26,184    $45,000,000  $ (2,589,266)  $ 2,592,234 $(5,390,000) $39,640,152
 Distributions to
  limited
  partners ($0.79 per
  limited partner
  unit).................        --           --             --     (3,543,751)          --          --    (3,543,751)
 Net income.............        --        36,239            --            --      3,711,959         --     3,748,198
                            -------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1996...................      1,000       62,423     45,000,000    (6,133,017)    6,304,193  (5,390,000)  39,844,599
 Distributions to
  limited
  partners ($0.80 per
  limited partner
  unit).................        --           --             --     (3,600,000)          --          --    (3,600,000)
 Net income.............        --        36,192            --            --      3,624,135         --     3,660,327
                            -------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1997...................      1,000       98,615     45,000,000    (9,733,017)    9,928,328  (5,390,000)  39,904,926
 Distributions to
  limited
  partners ($0.82 per
  limited partner
  unit).................        --           --             --     (3,690,000)          --          --    (3,690,000)
 Net income.............        --        31,685            --            --      2,945,313         --     2,976,998
                            -------     --------    -----------  ------------   ----------- -----------  -----------
Balance, December 31,
 1998...................    $ 1,000     $130,300    $45,000,000  $(13,423,017)  $12,873,641 $(5,390,000) $39,191,924
                            =======     ========    ===========  ============   =========== ===========  ===========


                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                            STATEMENTS OF CASH FLOWS

                                                Year Ended December 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Increase (Decrease) in Cash and Cash
 Equivalents:
 Cash Flows from Operating Activities:
 Cash received from tenants.............  $ 3,675,430  $ 3,881,005  $ 4,007,432
 Distributions from joint venture.......      143,279       76,212       20,279
 Cash paid for expenses.................     (273,929)    (231,712)    (349,145)
 Interest received......................       78,914       54,919       75,160
                                          -----------  -----------  -----------
  Net cash provided by operating
   activities...........................    3,623,694    3,780,424    3,753,726
                                          -----------  -----------  -----------
 Cash Flows from Investing Activities:
 Proceeds from sale of land and
  buildings.............................          --       610,384      775,000
 Reimbursement of construction costs
  from developer........................      161,648          --           --
 Additions to land and buildings on
  operating leases......................       (3,545)     (23,501)  (2,355,627)
 Investment in direct financing leases..      (28,403)     (29,257)    (405,937)
 Investment in joint ventures...........     (744,058)         --      (775,000)
 Decrease (increase) in restricted
  cash..................................      610,384     (610,384)         --
                                          -----------  -----------  -----------
  Net cash used in investing
   activities...........................       (3,974)     (52,758)  (2,761,564)
                                          -----------  -----------  -----------
 Cash Flows from Financing Activities:
 Reimbursement of acquisition costs paid
  by related parties on behalf of the
  Partnership...........................          --           --        (2,494)
 Distributions to limited partners......   (3,690,000)  (3,600,000)  (3,431,251)
                                          -----------  -----------  -----------
  Net cash used in financing
   activities...........................   (3,690,000)  (3,600,000)  (3,433,745)
                                          -----------  -----------  -----------
Net Increase (Decrease) in Cash and Cash
 Equivalents............................      (70,280)     127,666   (2,441,583)
Cash and Cash Equivalents at Beginning
 of Year................................    1,673,869    1,546,203    3,987,786
                                          -----------  -----------  -----------
Cash and Cash Equivalents at End of
 Year...................................  $ 1,603,589  $ 1,673,869  $ 1,546,203
                                          ===========  ===========  ===========
Reconciliation of Net Income to Net Cash
 Provided by Operating Activities:
 Net income.............................  $ 2,976,998  $ 3,660,327  $ 3,748,198
                                          -----------  -----------  -----------
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Loss on termination of direct financing
  lease.................................        4,471          --           --
 Depreciation...........................      553,360      561,883      550,447
 Amortization...........................        2,000        2,000        2,000
 Equity in earnings of joint ventures,
  net of distributions..................       11,277        2,705          611
 Gain on sale of land and buildings.....          --       (41,148)    (124,305)
 Provision for loss on building.........      266,257          --           --
 Decrease (increase) in receivables.....      (13,753)      26,633       58,396
 Decrease in net investment in direct
  financing leases......................       43,343       37,684       29,269
 Increase in prepaid expenses...........       (4,452)        (119)      (8,514)
 Increase in accrued rental income......     (232,408)    (444,650)    (468,201)
 Increase in accounts payable and
  accrued expenses......................        1,919        1,455          517
 Increase (decrease) in due to related
  parties, excluding reimbursement of
  acquisition costs paid on behalf of
  the Partnership.......................       23,125        1,059      (76,259)
 Increase (decrease) in rents paid in
  advance and deposits..................       (8,443)     (27,405)      41,567
                                          -----------  -----------  -----------
   Total adjustments....................      646,696      120,097        5,528
                                          -----------  -----------  -----------
Net Cash Provided by Operating
 Activities.............................  $ 3,623,694  $ 3,780,424  $ 3,753,726
                                          ===========  ===========  ===========
Supplemental Schedule of Non-Cash
 Investing and Financing Activities:
 Related parties paid certain
  acquisition costs on behalf of the
  Partnership as follows:                 $       --   $       --   $     9,356
                                          ===========  ===========  ===========
 Land and building under operating lease
  exchanged for land and building under
  operating lease.......................  $   779,181  $       --   $       --
                                          ===========  ===========  ===========
 Land and building under direct
  financing lease exchanged for land and
  building under direct financing
  lease.................................  $   761,334  $       --   $       --
                                          ===========  ===========  ===========
 Distributions declared and unpaid at
  December 31...........................  $   900,000  $   900,000  $   900,000
                                          ===========  ===========  ===========

                See accompanying notes to financial statements.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS

                 Years Ended December 31, 1998, 1997, and 1996

1. Significant Accounting Policies:

   Organization and Nature of Business--CNL Income Fund XVI, Ltd. (the "Partnership") is a Florida limited partnership that was organized for the purpose of acquiring both newly constructed and existing restaurant properties, as well as properties upon which restaurants were to be constructed, which are leased primarily to operators of national and regional fast-food and family-style restaurant chains.

   The general partners of the Partnership are CNL Realty Corporation (the "Corporate General Partner"), James M. Seneff, Jr. and Robert A. Bourne. Mr. Seneff and Mr. Bourne are also 50 percent shareholders of the Corporate General Partner. The general partners have responsibility for managing the day-to-day operations of the Partnership.

   Real Estate and Lease Accounting--The Partnership records the acquisition of land and buildings at cost, including acquisition and closing costs. Land and buildings are leased to unrelated third parties on a triple-net basis, whereby the tenant is generally responsible for all operating expenses relating to the property, including property taxes, insurance, maintenance and repairs. The leases are accounted for using either the direct financing or the operating methods. Such methods are described below:

     Direct financing method--The leases accounted for using the direct financing method are recorded at their net investment (which at the inception of the lease generally represents the cost of the asset) (Note
  4). Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the Partnership's net investment in the leases.

     Operating method--Land and building leases accounted for using the operating method are recorded at cost, revenue is recognized as rentals are earned and depreciation is charged to operations as incurred. Buildings are depreciated on the straight-line method over their estimated useful lives of 30 years. When scheduled rentals vary during the lease term, income is recognized on a straight-line basis so as to produce a constant periodic rent over the lease term commencing on the date the property is placed in service.

   Accrued rental income represents the aggregate amount of income recognized on a straight-line basis in excess of scheduled rental payments to date. Whenever a tenant defaults under the terms of its lease, or events or changes in circumstance indicate that the tenant will not lease the property through the end of the lease term, the Partnership either reserves or writes-off the cumulative accrued rental income balance.

   When the properties are sold, the related cost and accumulated depreciation for operating leases and the net investment for direct financing leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income. The general partners of the partnership review properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through operations. The general partners determine whether an impairment in value has occurred by comparing the estimated future undiscounted cash flows, including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, the assets are adjusted to their fair value. Although the general partners have made their best estimate of these factors based on current conditions, it is reasonably possible that changes could occur in the near term which could adversely affect the general partners' best estimate of net cash flows expected to be generated from its properties and the need for asset impairment write downs.

   When the collection of amounts recorded as rental or other income is considered to be doubtful, an adjustment is made to increase the allowance for doubtful accounts, which is netted against receivables, and to

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                 Years Ended December 31, 1998, 1997 and 1996

decrease rental or other income or increase bad debt expense for the current period, although the Partnership continues to pursue collection of such amounts. If amounts are subsequently determined to be uncollectible, the corresponding receivable and allowance for doubtful accounts are decreased accordingly.

   Investment in Joint Ventures--The Partnership's investments in Columbus Joint Venture and the properties in Corpus Christi, Texas and Memphis, Tennessee, each of which is held as tenants-in-common with affiliates, are accounted for using the equity method since the Partnership shares control with affiliates which have the same general partners.

   Cash and Cash Equivalents--The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

   Cash accounts maintained on behalf of the Partnership in demand deposits at commercial banks and money market funds may exceed federally insured levels; however, the Partnership has not experienced any losses in such accounts. The Partnership limits investment of temporary cash investments to financial institutions with high credit standing; therefore, the Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Organization Costs- Organization costs are being amortized over five years using the straight-line method.

   Income Taxes--Under Section 701 of the Internal Revenue Code, all income, expenses and tax credit items flow through to the partners for tax purposes. Therefore, no provision for federal income taxes is provided in the accompanying financial statements. The Partnership is subject to certain state taxes on its income and property.

   Additionally, for tax purposes, syndication costs are included in Partnership equity and in the basis of each partner's investment. For financial reporting purposes, syndication costs are netted against partners' capital and represent a reduction of Partnership equity and a reduction in the basis of each partner's investment.

   Use of Estimates--The general partners of the Partnership have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. The more significant areas requiring the use of management estimates relate to the allowance for doubtful accounts and future cash flows associated with long-lived assets. Actual results could differ from those estimates.

2. Leases:

   The Partnership leases its land or land and buildings primarily to operators of national and regional fast-food and family-style restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." Some of the leases are classified as operating leases and some of the leases have been classified as direct financing leases. For the leases classified as direct financing leases, the building portions of the property leases are accounted for as direct financing leases while the land portion of some of the leases are operating leases. All leases are for 15 to 20 years and provide for minimum and contingent rentals. In addition, the tenant pays all property taxes and assessments, fully maintains

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

the interior and exterior of the building and carries insurance coverage for public liability, property damage, fire and extended coverage. The lease options generally allow tenants to renew the leases for two to five successive five-year periods subject to the same terms and conditions as the initial lease. Most leases also allow the tenant to purchase the property at fair market value after a specified portion of the lease has elapsed.

3. Land and Buildings on Operating Leases:

   Land and buildings on operating leases consisted of the following at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Land............................................ $15,378,217  $15,259,455
      Buildings.......................................  17,045,781   16,836,982
                                                       -----------  -----------
                                                        32,423,998   32,096,437
      Less accumulated depreciation...................  (1,942,192)  (1,437,443)
                                                       -----------  -----------
                                                        30,481,806   30,658,994
      Less allowance for loss on building.............    (266,257)         --
                                                       -----------  -----------
                                                       $30,215,549  $30,658,994
                                                       ===========  ===========

   In March 1997, the Partnership sold its property in Oviedo, Florida, for $620,000 and received net sales proceeds of $610,384, resulting in a gain of $41,148 for financial reporting purposes. This property was originally acquired by the Partnership in November 1994 and had a cost of approximately $509,700, excluding acquisition fees and miscellaneous acquisition expenses; therefore, the Partnership sold the property for approximately $100,700 in excess of its original purchase price.

   In May 1998, the tenant of the property in Madison, Tennessee exercised its option under the terms of its lease agreement, to exchange one existing property with a replacement property. In conjunction therewith, the Partnership exchanged the Boston Market property in Madison, Tennessee for a Boston Market property in Lawrence, Kansas. The lease for the property in Madison, Tennessee was amended to allow the property in Lawrence, Kansas to continue under the terms of the original lease. All closing costs were paid by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Lawrence, Kansas at the net book value of the property in Madison, Tennessee. No gain or loss was recognized due to this being accounted for as a monetary exchange of similar assets.

   During the year ended December 31, 1998, the Partnership recorded a provision for loss on building of $266,257, relating to the Long John Silver's property located in Celina, Ohio. The tenant of this Property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The allowance represents the difference between the carrying value of the property at December 31, 1998, and the current estimate of net realizable value for this property.

   Generally, the leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the years ended December 31, 1998, 1997 and 1996, the Partnership recognized $232,408 (net of $184,368 in write-offs), $444,650, and $468,201, respectively, of such rental income.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The following is a schedule of the future minimum lease payments to be received on noncancellable operating leases at December 31, 1998:

      1999.......................................................... $ 2,903,108
      2000..........................................................   3,029,386
      2001..........................................................   3,085,219
      2002..........................................................   3,102,234
      2003..........................................................   3,110,316
      Thereafter....................................................  31,971,152
                                                                     -----------
                                                                     $47,201,415
                                                                     ===========

   Since lease renewal periods are exercisable at the option of the tenant, the above table only presents future minimum lease payments due during the initial lease terms. In addition, this table does not include any amounts for future contingent rentals which may be received on the leases based on a percentage of the tenant's gross sales.

4. Net Investment in Direct Financing Leases:

   The following lists the components of the net investment in direct financing leases at December 31:

                                                          1998         1997
                                                       -----------  -----------
      Minimum lease payments receivable............... $11,674,487  $13,526,299
      Estimated residual values.......................   1,710,925    1,932,560
      Less unearned income............................  (8,023,564)  (9,490,047)
                                                       -----------  -----------
      Net investment in direct financing leases....... $ 5,361,848  $ 5,968,812
                                                       ===========  ===========

   The following is a schedule of future minimum lease payments to be received on direct financing leases at December 31, 1998:

      1999.......................................................... $   684,769
      2000..........................................................     692,689
      2001..........................................................     695,755
      2002..........................................................     701,765
      2003..........................................................     706,248
      Thereafter....................................................   8,193,261
                                                                     -----------
                                                                     $11,674,487
                                                                     ===========

   The above table does not include future minimum lease payments for renewal periods or for contingent rental payments that may become due in future periods (see Note 3).

   In June 1998, the tenant of the property in Chattanooga, Tennessee exercised its option under the terms of its lease agreement, to exchange one existing property with a replacement property. In conjunction therewith, the Partnership exchanged the Boston Market property in Chattanooga, Tennessee for a Boston Market property in Indianapolis, Indiana. The lease for the property in Chattanooga, Tennessee was amended to allow the property in Indianapolis, Indiana to continue under the terms of the original lease. All closing costs were paid

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

by the tenant. The Partnership accounted for this as a nonmonetary exchange of similar assets and recorded the acquisition of the property in Indianapolis, Indiana at the net book value of the property in Chattanooga, Tennessee. No gain or loss was recognized due to this being accounted for as a nonmonetary exchange of similar assets.

   During the year ended December 31, 1998, one of the Partnership's leases with Long John Silver's, Inc. was rejected in connection with the tenant filing for bankruptcy. As a result, the Partnership reclassified the asset from net investment in direct financing leases to land and buildings on operating leases. In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," the Partnership recorded the reclassified asset at the lower of original cost, present fair value, or present carrying amount, which resulted in a loss on the termination of a direct financing lease of $4,471 for financial reporting purposes.

5. Investment in Joint Ventures:

   The Partnership owns a property in Fayetteville, North Carolina, as tenants-in-common with an affiliate of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with an affiliate. As of December 31, 1998, the Partnership owned an 80.44% interest in this property.

   In January 1998, the Partnership acquired a 40.42% interest in an IHOP property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners. The Partnership accounts for its investment in this property using the equity method since the Partnership shares control with affiliates, and amounts relating to its investment are included in investment in joint ventures.

   In August 1998, the Partnership entered into a joint venture arrangement, Columbus Joint Venture, with affiliates of the general partners, to construct and hold one restaurant property. As of December 31, 1998, the Partnership had contributed approximately $134,500, to purchase land and pay construction costs relating to the joint venture. The Partnership has agreed to contribute additional amounts to the joint venture relating to $182,900 in additional construction costs to the joint venture. As of December 31, 1998, the Partnership owned a 32.35% interest in this joint venture. When funding is completed, the Partnership expects to have an approximate 32 percent interest in the profits and losses of the joint venture. The Partnership accounts for its investment in this joint venture under the equity method since the Partnership shares control with affiliates.

   Columbus Joint Venture and the Partnership and affiliates, as tenants-in-common in two separate tenancy-in-common arrangements, each own and lease one property to operators of national fast-food and family-style restaurants. The following presents the combined, condensed financial information for the joint venture and the properties held as tenants-in-common with affiliates at December 31:

                                                             1998      1997
                                                          ---------- --------
      Land and buildings on operating lease, less
       accumulated depreciation.......................... $3,274,577 $941,142
      Cash...............................................      4,825    8,190
      Prepaid expenses...................................        197       29
      Accrued rental income..............................     56,105   20,171
      Liabilities........................................    477,951    8,163
      Partners' capital..................................  2,857,753  961,369
      Revenues...........................................    284,333  112,744
      Net income.........................................    235,485   91,575

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   The Partnership recognized income totalling $132,002, $73,507, and $19,668 for the years ended December 31, 1998, 1997, and 1996, respectively, from this joint venture and the properties held as tenants-in-common with affiliates.

6.  Restricted Cash:

   As of December 31, 1997, the net sales proceeds of $610,384 from the sale of the property in Oviedo, Florida, plus accrued interest of $17,515, were being held in an interest-bearing escrow account pending the release of funds by the escrow agent to acquire an additional property. In January 1998, the funds were released from escrow and the Partnership acquired a 40.42% interest in an IHOP property in Memphis, Tennessee, as tenants-in-common with affiliates of the general partners (see Note 5).

7. Allocations and Distributions:

   Generally, net income and losses of the Partnership, excluding gains and losses from the sale of properties, are allocated 99 percent to the limited partners and one percent to the general partners. Distributions of net cash flow are made 99 percent to the limited partners and one percent to the general partners; provided, however, that the one percent of net cash flow to be distributed to the general partners shall be subordinated to receipt by the limited partners of an aggregate, eight percent, cumulative, noncompounded annual return on their invested capital contributions (the "Limited Partners' 8% Return").

   Generally, net sales proceeds from the sale of properties not in liquidation of the Partnership, to the extent distributed, will be distributed first to the limited partners in an amount sufficient to provide them with their Limited Partners' 8% Return, plus the return of their adjusted capital contributions. The general partners will then receive, to the extent previously subordinated and unpaid, a one percent interest in all prior distributions of net cash flow and a return of their capital contributions. Any remaining sales proceeds will be distributed 95 percent to the limited partners and five percent to the general partners.

   Any gain from the sale of a property, not in liquidation of the Partnership is, in general, allocated in the same manner as net sales proceeds are distributable. Any loss from the sale of a property is, in general, allocated first, on a pro rata basis, to partners with positive balances in their capital accounts; and thereafter, 95 percent to the limited partners and five percent to the general partners.

   Generally, net sales proceeds from a sale of properties in liquidation of the Partnership, will be used in the following order: i) first to pay and discharge all of the Partnership's liabilities to creditors, ii) second, to establish reserves that may be deemed necessary for any anticipated or unforeseen liabilities or obligations of the Partnership, iii) third, to pay all of the Partnership's liabilities, if any, to the general and limited partners, iv) fourth, after allocations of net income, gains and/or losses, to the partners with positive capital account balances, in proportion to such balances, up to amounts sufficient to reduce such positive balances to zero, and v) thereafter, any funds remaining shall then be distributed 95 percent to the limited partners and five percent to the general partners.

   During the years ended December 31, 1998, 1997, and 1996, the Partnership declared distributions to the limited partners of $3,690,000, $3,600,000, and $3,543,751, respectively. No distributions have been made to the general partners to date.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


8. Income Taxes:

   The following is a reconciliation of net income for financial reporting purposes to net income for federal income tax purposes for the years ended December 31:

                                               1998        1997        1996
                                            ----------  ----------  ----------
      Net income for financial reporting
       purposes............................ $2,976,998  $3,660,327  $3,748,198
      Depreciation for tax reporting
       purposes less than (in excess of)
       depreciation for financial reporting
       purposes............................        809       3,576      (1,943)
      Allowance for loss on building.......    266,257         --          --
      Direct financing leases recorded as
       operating leases for tax reporting
       purposes............................     43,343      37,684      29,269
      Loss on termination of direct
       financing leases....................      4,471         --          --
      Equity in earnings of joint ventures
       for financial reporting purposes in
       excess of equity in earnings of
       joint ventures for tax reporting
       purposes............................    (11,217)       (477)     (1,330)
      Gain on sale of land and buildings
       for financial reporting purposes
       less than (in excess of) gain for
       tax reporting purposes..............        --       23,764    (124,305)
      Allowance for doubtful accounts......     88,943      (8,996)      6,913
      Accrued rental income................   (232,408)   (444,650)   (468,201)
      Rents paid in advance................     (8,443)    (27,405)     47,221
      Capitalization of transaction costs
       for tax reporting purposes..........     24,652         --          --
      Other................................        212         --        4,008
                                            ----------  ----------  ----------
      Net income for federal income tax
       purposes............................ $3,153,617  $3,243,823  $3,239,830
                                            ==========  ==========  ==========

9. Related Party Transactions:

   One of the individual general partners, James M. Seneff, Jr., is one of the principal shareholders of CNL Group, Inc., the majority stockholder of CNL Fund Advisors, Inc. The other individual general partner, Robert A. Bourne, serves as treasurer, director, and vice chairman of the board of directors of CNL Fund Advisors. During the years ended December 31, 1998, 1997, and 1996, CNL Fund Advisors, Inc. (hereinafter referred to as the "Affiliate") performed certain services for the Partnership, as described below.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate acted as manager of the Partnership's properties pursuant to a management agreement with the Partnership. In connection therewith, the Partnership agreed to pay the Affiliate an annual, noncumulative, subordinated management fee of one percent of the sum of gross revenues from properties wholly owned by the Partnership and the Partnership's allocable share of gross revenues from joint ventures. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Affiliate. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Affiliate shall

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996

determine. The Partnership incurred management fees of $38,570, $40,087, and $39,206 for the years ended December 31, 1998, 1997, and 1996, respectively.

   The Affiliate is also entitled to receive a deferred, subordinated real estate disposition fee, payable upon the sale of one or more properties, based on the lesser of one-half of a competitive real estate commission or three percent of the sales price if the Affiliate provides a substantial amount of services in connection with the sale. However, if the net sales proceeds are reinvested in a replacement property, no such real estate disposition fees will be incurred until such replacement property is sold and the net sales proceeds are distributed. The payment of the real estate disposition fee is subordinated to receipt by the limited partners of their aggregate Limited Partners' 8% Return, plus their invested capital contributions. No deferred, subordinated real estate disposition fees have been incurred since inception.

   During the years ended December 31, 1998, 1997, and 1996, the Affiliate provided accounting and administrative services to the Partnership on a day-to-day basis. The Partnership incurred $102,840, $89,270, and $118,677 for the years ended December 31, 1998, 1997, and 1996, respectively, for such services.

   During 1996, the Partnership acquired one property from an affiliate of the general partners, for a purchase price of $775,000. The property is being held as tenants-in-common, with another affiliate of the general partners. The affiliate had purchased and temporarily held title to this property in order to facilitate the acquisition of the property by the Partnership. The purchase price paid by the Partnership represented the costs incurred by the affiliate to acquire the property, including closing costs.

   The due to related parties at December 31, 1998 and 1997 totalled $26,476 and $3,351, respectively.

10. Concentration of Credit Risk:

   The following schedule presents total rental and earned income from individual lessees, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental income from the joint venture and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                  1998       1997       1996
                                               ---------- ---------- ----------
      DenAmerica Corp......................... $1,164,160 $1,046,845 $1,051,328
      Golden Corral Corporation...............    971,344    979,009    954,476
      Foodmaker, Inc..........................    558,466    556,610    556,610

   In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Partnership's total rental and earned income (including the Partnership's share of total rental income from the joint venture and the properties held as tenants-in-common with affiliates) for each of the years ended December 31:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
      Denny's................................ $1,164,160 $1,164,928 $1,163,621
      Golden Corral Family Steakhouse
       Restaurants...........................    971,344    979,009    954,476
      Jack in the Box........................    558,466    556,610    556,610
      Boston Market..........................    467,043    329,300    260,756

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                  Years Ended December 31, 1998, 1997 and 1996


   Although the Partnership's properties are geographically diverse throughout the United States and the Partnership's lessees operate a variety of restaurant concepts, default by any one of these lessees or restaurant chains could significantly impact the results of operations of the Partnership if the Partnership is not able to re-lease the properties in a timely manner.

   In October 1998, Finest Foodservice, L.L.C. and Boston Chicken, Inc., the tenants of four Boston Market properties filed for bankruptcy and rejected the leases relating to two properties. The Partnership will not recognize any rental and earned income from these properties until new tenants for the properties are located, or until the properties are sold and the proceeds from such sales are reinvested in additional properties. While the tenants have not rejected or affirmed the remaining two leases, there can be no assurance that some or all of the leases will not be rejected in the future. The lost revenues resulting from the two leases that were rejected, as described above, and the possible rejection of the remaining two leases could have an adverse effect on the results of operations of the Partnership if the Partnership is not able to re-lease these properties in a timely manner.

11. Subsequent Event:

   On March 11, 1999, the Partnership entered into an Agreement and Plan of Merger with CNL American Properties Fund, Inc. ("APF"), pursuant to which the Partnership would be merged with and into a subsidiary of APF (the "Merger"). As consideration for the Merger, APF has agreed to issue 4,320,947 shares of its common stock, par value $0.01 per shares (the "APF Shares"). In order to assist the general partners in evaluating the proposed merger consideration, the general partners retained Valuation Associates, a nationally recognized real estate appraisal firm, to appraise the Partnership's restaurant property portfolio. Based on Valuation Associates' appraisal, the fair value of the Partnership's property portfolio and other assets was $42,519,005 as of December 31, 1998. The APF Shares are expected to be listed for trading on the New York Stock Exchange concurrently with the consummation of the Merger, and, therefore, would be freely tradable at the option of the former limited partners. At a special meeting of the partners, limited partners holding in excess of 50% of the Partnership's outstanding limited partnership interests must approve the Merger prior to consummation of the transaction. The general partners intend to recommend that the limited partners of the Partnership approve the Merger. In connection with their recommendation, the general partners will solicit the consent of the limited partners at the special meeting. If the limited partners reject the Merger, the Partnership will bear the portion of the transaction costs based upon the percentage of "For" votes and the general partners will bear the portion of such transaction costs based upon the percentage of "Against" votes and abstentions.

12. Reverse Stock Split

   On June 3, 1999 a one-for-two reverse stock split approved by the stockholders of APF became effective. This resulted in the consideration referred to in Note 11 being adjusted to 2,160,474 shares.

            Additional Financial Information regarding Golden Corral

   The attached combined statements of revenues and direct operating expenses and combined statements of cash flows (the "Golden Corral Restaurant Property Financial Statements") were prepared from financial information derived from the audited financials of Golden Corral Corporation, the lessee of six restaurant properties of the Income Fund ("Golden Corral"). The Golden Corral Restaurant Property Financial Statements depict the operating results and cash flows of the individual properties owned by the Income Fund and not the operations of Golden Corral. The audited financial statements of Golden Corral are not publicly available, and Golden Corral does not guarantee regarding the operating results of the restaurant properties. Golden Corral is able to consolidate the cash generated from the Income Fund's restaurant properties with the cash generated from other properties not owned by the Income Fund. As a result, cash generated from the Income Fund's restaurant properties may be used by Golden Corral to pay its obligations with respect to other properties in its portfolio and for normal working capital purposes. THEREFORE, THE CASH GENERATED FROM THE GOLDEN CORRAL RESTAURANT PROPERTIES OWNED BY THE INCOME FUND IS NOT NECESSARILY INDICATIVE OF GOLDEN CORRAL'S ABILITY TO PAY ITS LEASE OBLIGATIONS WITH RESPECT TO SUCH PROPERTIES.

                          Independent Auditors' Report

To the Board of Directors and Stockholders
Golden Corral Corporation and Subsidiaries
Raleigh, North Carolina

   We have audited the accompanying combined statements of revenues and direct operating expenses and cash flows of the Six Golden Corral restaurants included in CNL Income Fund XVI, Ltd. ("Six Golden Corral Restaurants") for the years ended December 30, 1998 and December 31, 1997. These statements are the responsibility of Golden Corral Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1, the accompanying financial statements were prepared solely to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the results of operations and cash flows of the Six Golden Corral Restaurants.

   In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined revenues and direct operating expenses and cash flows of the Six Golden Corral Restaurants for the years ended December 30, 1998 and December 31, 1997, in conformity with generally accepted accounting principles.

/s/ KPMG LLP
Raleigh, North Carolina
November 5, 1999

                         SIX GOLDEN CORRAL RESTAURANTS

         COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

For The Years Ended December 30, 1998 and December 31, 1997 and the Ten Periods
           Ended October 6, 1999 and October 7, 1998 (Unaudited)

                               Ten Periods Ended
                             ----------------------
                             October 6,  October 7,
                                1999        1998        1998         1997
                             ----------  ----------  -----------  -----------
                                  (Unaudited)
Revenues
  Net restaurant sales...... $7,871,245  $8,421,428  $10,767,301  $10,569,637
                             ----------  ----------  -----------  -----------
Direct Operating Expenses
  Cost of sales.............  3,089,109   3,489,323    4,468,210    4,099,962
  Labor and labor expense...  2,190,527   2,402,120    2,998,193    2,779,430
  Manager controllables.....    952,723   1,071,765    1,403,006    1,240,048
  Non-controllables.........  1,836,254   1,976,826    2,526,418    2,532,565
  Bonus expense.............    123,165     122,927      152,846      168,792
                             ----------  ----------  -----------  -----------
                              8,191,778   9,062,961   11,548,673   10,820,797
                             ----------  ----------  -----------  -----------
Net Loss From Open Units.... $ (320,533) $ (641,533) $  (781,372) $  (251,160)
                             ----------  ----------  -----------  -----------
Revenue (Expense) from
 Franchised Units
  Royalty income............     84,289      65,269       85,834       82,257
  Sublease income...........     12,169         --           --           --
  Sublease expense..........    (24,070)        --           --           --
                             ----------  ----------  -----------  -----------
Net Income From Franchised
 Units......................     72,388      65,269       85,834       82,257
                             ----------  ----------  -----------  -----------
Net Loss....................   (248,145)   (576,264) $  (695,538) $  (168,903)
                             ==========  ==========  ===========  ===========




                See accompanying notes to financial statements.

                       SIX GOLDEN CORRAL RESTAURANTS

                     COMBINED STATEMENTS OF CASH FLOWS

        For The Years Ended December 30, 1998 and December 31, 1997

 and the Ten Periods Ended October 6, 1999 and October 7, 1998 (Unaudited)

                                  Ten Periods Ended
                           -------------------------------
                           October 6, 1999 October 7, 1998   1998       1997
                           --------------- --------------- ---------  ---------
                                     (Unaudited)
Cash Flows from Operating
 Activities
Net Loss.................     $(248,145)      $(576,264)   $(695,538) $(168,903)
Increase (Decrease) In
 Cash Due To Changes In
  Receivables............         7,382          (4,895)      (5,285)    (2,152)
  Inventories............        73,838         (23,708)     (36,977)    (9,273)
  Other current assets...           572         (21,969)        (261)     7,691
  Accounts payable.......       (96,115)        (30,241)      13,578     79,481
  Accrued liabilities....       254,177         326,607      (11,198)    (6,153)
                              ---------       ---------    ---------  ---------
                                 (8,291)       (330,470)    (735,681)   (99,309)
                              ---------       ---------    ---------  ---------
Cash Flows from Financing
 Activities
  (Decrease) Increase in
   amounts due to Golden
   Corral Corporation....       (33,479)        215,282      643,129    201,939
                              ---------       ---------    ---------  ---------
                                (33,479)        215,282      643,129    201,939
                              ---------       ---------    ---------  ---------
Net (Decrease) Increase
 in Cash.................       (41,770)       (115,188)     (92,552)   102,630
Cash, Beginning..........       133,178         225,730      225,730    123,100
                              ---------       ---------    ---------  ---------
Cash, Ending.............     $  91,408       $ 110,542    $ 133,178  $ 225,730
                              =========       =========    =========  =========

              See accompanying notes to financial statements.

                         SIX GOLDEN CORRAL RESTAURANTS

NOTES TO COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES AND CASH
                                     FLOWS

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)

1.  Basis of Presentation and Description of Business

   The Six Golden Corral Restaurants are parties to leasing arrangements for land and building leases with CNL Income Fund XVI, Ltd. The Restaurants are located in Farmington, New Mexico, Rosenburg, Texas, Fort Collins, Colorado, Independence, Missouri and Baytown, Texas, as well as one affiliated franchised unit in Hickory, North Carolina. These restaurants are either operated by Golden Corral Corporation or a franchisee of Golden Corral Corporation and subsidiaries. The accompanying combined financial statements present the revenues and direct operating costs and the related cash flows of the Six Golden Corral Restaurants.

   The combined financial statements have been prepared to comply with the rules and regulations of the Securities and Exchange Commission for the inclusion in the Form S-4 of CNL American Properties Fund, Inc. and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if the Six Golden Corral Restaurants had operated as a stand-alone company. The Six Golden Corral Restaurants were not operated as a stand-alone business within Golden Corral Corporation and the presentation does not include certain indirect expenses of the Six Golden Corral Restaurants which were incurred by Golden Corral Corporation. Therefore, the accompanying combined financial statements are not representative of the complete financial position, results of operations or cash flows of the Six Golden Corral Restaurants for the periods presented.

   The accompanying unaudited combined financial statements for the ten periods ended October 6, 1999 and October 7, 1998 do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring interim adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. Operating results for the ten periods ended October 6, 1999 may not be indicative of the results that may be expected for the year ended December 31, 1999.

2. Summary of Significant Accounting Policies

   Use of Estimates--The combined statements of the Six Golden Corral Restaurants are presented on the accrual basis in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period, and of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

   Fiscal Year--The Restaurants use a thirteen four-week period, fifty-two/fifty-three week fiscal year with the year ending on the Wednesday closest to December 31. The years ended December 30, 1998 and December 31, 1997, included fifty-two weeks. The ten periods ended October 6, 1999 and October 7, 1998, included forty weeks.

   Inventories--Inventories are valued at the lower of first-in, first-out cost or market.

   Income Taxes--Income taxes have not been provided in the financial statements as the Six Golden Corral Restaurants are part of Golden Corral Corporation and Subsidiaries and income taxes were not allocated to the individual restaurant level.

   Royalties--Earnings from royalty fees accrue based on a percentage of the franchisee's net sales.

                         SIX GOLDEN CORRAL RESTAURANTS

    NOTES TO COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                          AND CASH FLOWS--(Continued)

  December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7,
                             1998 (Unaudited)


   Non-controllables--Non-controllables consist of expenses for land and building rent, equipment rent, advertising, general liability insurance, property taxes and licenses, and administrative services paid by the restaurant.

3. Lease Arrangements

   CNL Income Fund XVI, Ltd. and the Six Golden Corral Restaurants are parties to various leasing arrangements for restaurant facilities. Leases for restaurant facilities are for terms of 15 years with cancellation provisions and purchase or substitution provisions on certain leases and generally provide for minimum rentals plus a percentage of sales in excess of stated amounts. The Six Golden Corral Restaurants are obligated for the cost of property taxes, insurance and maintenance.

   Lease Obligations--Minimum rental payments due under leases having terms in excess of one year at December 30, 1998 are as follows:

      1999......................................................... $   933,000
      2000.........................................................     933,000
      2001.........................................................     933,000
      2002.........................................................     933,000
      2003.........................................................     933,000
      Later years..................................................   5,858,000
                                                                    -----------
      Total minimum lease commitments.............................. $10,523,000
                                                                    ===========

   Expense--Rent expense for restaurant facilities is included in non-controllables and is summarized below:

                                          Ten Periods Ended
                                          -----------------
                                          October  October
                                          6, 1999  7, 1998    1998     1997
                                          -------- -------- -------- --------
                                             (Unaudited)
      Minimum rentals on operating
       leases............................ $532,000 $588,000 $762,000 $772,000
      Contingent rentals.................   42,000   33,000   42,000   30,000
                                          -------- -------- -------- --------
                                          $574,000 $621,000 $804,000 $802,000
                                          ======== ======== ======== ========

   Subleases--The affiliated franchised unit in Hickory, North Carolina is subleased under a lease cancelable with twenty days notice on payment of a cancellation fee equal to twelve months' rent and the franchisee pays rent directly to the landlord.

                         SIX GOLDEN CORRAL RESTAURANTS

     NOTES TO COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                          AND CASH FLOWS--(Continued)

December 30, 1998 and December 31, 1997 and October 6, 1999 and October 7, 1998
                                (Unaudited)


4. Related Party Transactions

   The following summarizes transactions with related parties:

                                           Ten Periods Ended
                                           -----------------
                                           October  October
                                           6, 1999  7, 1998    1998     1997
                                           -------- -------- -------- --------
                                              (Unaudited)
      Amounts paid to Golden Corral
       Corporation and Subsidiaries for:
        Administrative services, included
         in non-controllables............. $393,970 $421,497 $538,877 $528,800
                                           ======== ======== ======== ========
        Equipment rent, included in non-
         controllables.................... $463,823 $487,829 $635,923 $629,845
                                           ======== ======== ======== ========
        Workers' compensation insurance,
         included in labor and labor
         expenses......................... $200,501 $199,463 $177,721 $139,796
                                           ======== ======== ======== ========
        General liability insurance,
         included in non-controllables.... $ 92,142 $111,368 $129,636 $150,695
                                           ======== ======== ======== ========
        Advertising, included in non-
         controllables.................... $113,211 $122,932 $157,306 $153,564
                                           ======== ======== ======== ========
        Royalty income received from
         affiliated franchisee............ $ 67,018 $ 65,269 $ 85,834 $ 82,257
                                           ======== ======== ======== ========

   Excess cash generated by the Six Golden Corral Restaurants is transferred to Golden Corral Corporation. Cash shortfalls by the Six Golden Corral Restaurants are funded by Golden Corral Corporation.

5. Subsequent Events

   In August, 1999, the operating restaurants in Independence, Missouri and Fort Collins, Colorado were franchised. Subleases were signed with the two franchisees of the properties.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

               INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                       Group and all 16 Income Funds

Unaudited Pro Forma Financial Information...............................  F-471

Unaudited Pro Forma Balance Sheet--As of September 30, 1999.............  F-472

Unaudited Pro Forma Statement of Earnings--For the Nine Months Ended
 September 30, 1999.....................................................  F-473

Unaudited Pro Forma Statement of Earnings--For the Year Ended December
 31, 1998...............................................................  F-474

Unaudited Pro Forma Statement of Cash Flows--For the Nine Months Ended
 September 30, 1999.....................................................  F-475

Unaudited Pro Forma Statement of Cash Flows--For the Year Ended December
 31, 1998...............................................................  F-477

Notes and Management's Assumptions to Unaudited Pro Forma Financial
 Statements.............................................................  F-479

                UNAUDITED PRO FORMA FINANCIAL INFORMATION OF APF

 For the acquisitions of the Advisor, the CNL Restaurant Businesses and all 16
                            of the Income Funds

   The following unaudited pro forma financial information with respect to APF gives effect to the acquisition by APF of properties in the ordinary course of business, the acquisition of the Advisor and the CNL Restaurant Financial Services Group, and the acquisition of all 16 of the Income Funds (the acquisition of the Income Funds is referred to as the "Acquisition"), and is based on estimates and assumptions set forth below in the notes to such information which included pro forma adjustments. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF, the historical combined financial information of the 16 CNL Income Funds, the Advisor and CNL Restaurant Financial Services Group (shown separately as CNL Financial Services, Inc. and CNL Financial Corp.) and should be read in conjunction with the selected historical financial data and accompanying notes of APF, each of the the Income Funds, Advisor and CNL Restaurant Financial Services Group. The pro forma balance sheet assumes that the Acquisition occurred on September 30, 1999, and the pro forma consolidated statements of earnings and statements of cash flows assume that the acquisition of properties by APF from January 1, 1998 through October 31, 1999, the acquisition of the Advisor and CNL Restaurant Financial Services Group, and the Acquisition had occurred as of January 1, 1998.

   Beginning on page F-443, also presented here is pro forma financial information for APF assuming the acquisition of the Advisor and the CNL Restaurant Financial Services Group and the acquisition of only CNL Income Fund, Ltd. This pro forma information was included here to provide a balanced pro forma presentation of APF if only the smallest Income Fund is acquired in the Acquisition.

   The Pro Forma Balance Sheet and Pro Forma Statement of Earnings assume that no Limited Partner elected to receive notes in the Acquisition. This assumption was chosen to show the maximum shares that would need to be issued and outstanding for each pro forma period presented.

   This unaudited pro forma financial information does not purport to be indicative of the results which actually would have been obtained if the Acquisition had been effected on the dates indicated or of the results which may be obtained in the future.

           CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES
                       UNAUDITED PRO FORMA BALANCE SHEET

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

                         As of September 30, 1999

                                    Property                                   Historical
                                   Acquisition                                    CNL        Historical
                     Historical     Pro Forma                     Historical   Financial    CNL Financial
                        APF        Adjustments       Subtotal      Advisor   Services, Inc.     Corp.        Subtotal
                   --------------  -----------    --------------  ---------- -------------- ------------- --------------
     ASSETS
 Land and
 Buildings on
 operating
 leases, (net
 depreciation)...  $  612,738,338  $12,634,544(A) $  625,372,882       0            0              0      $  625,372,882
 Net Investment
 in Direct
 Financing
 Leases..........     143,742,922            0       143,742,922       0            0              0         143,742,922
 Mortgages and
 Notes
 Receivable......     122,299,192            0       122,299,192       0            0              0         122,299,192
 Other
 Investments.....      52,773,100            0        52,773,100       0            0              0          52,773,100
 Investment In
 Joint Ventures..       1,078,832            0         1,078,832       0            0              0           1,078,832
 Cash and Cash
 Equivalents.....       5,695,904            0         5,695,904       0            0              0           5,695,904


 Restricted
 Cash/Certificates
 of Deposit......               0            0                         0            0              0                   0
 Receivables (net
 allowances)/Due
 From Related
 Party...........       2,381,997            0         2,381,997       0            0              0           2,381,997
 Accrued Rental
 Income..........       7,037,556            0         7,037,556       0            0              0           7,037,556
 Other Assets....      27,270,434            0        27,270,434       0            0              0          27,270,434
 Goodwill........      49,833,539            0        49,833,539       0            0              0          49,833,539
                   --------------  -----------    --------------     ---          ---            ---      --------------
 Total Assets....  $1,024,851,814  $12,634,544    $1,037,486,358     $ 0          $ 0            $ 0      $1,037,486,358
                   ==============  ===========    ==============     ===          ===            ===      ==============
 LIABILITIES AND
     EQUITY
 Accounts Payable
 and Accrued
 Liabilities.....  $    6,010,633            0    $    6,010,633     $ 0          $ 0            $ 0      $    6,010,633
 Accrued
 Construction
 Costs Payable...      13,167,931            0        13,167,931       0            0              0          13,167,931
 Distributions
 Payable.........               0            0                 0       0            0              0                   0
 Due to Related
 Parties.........       2,916,161            0         2,916,161       0            0              0           2,916,161
 Income Tax
 Payable.........               0            0                 0       0            0              0                   0
 Line of
 Credit/Notes
 Payble/Warehouse
 Facility........     300,484,588   12,634,544(A)    313,119,132       0            0              0         313,119,132
 Deferred
 Income..........       3,228,909            0         3,228,909       0            0              0           3,228,909
 Rents Paid in
 Advance.........       1,417,663            0         1,417,663       0            0              0           1,417,663
 Minority
 Interest........         892,836            0           892,836       0            0              0             892,836
 Common Stock....         434,958            0           434,958       0            0              0             434,958
 Common Stock--
 Class A.........               0            0                 0       0            0              0                   0
 Common Stock--
 Class B.........               0            0                 0       0            0              0                   0
 Accumulated
 Other
 Comprehensive
 Loss............        (215,934)           0          (215,934)      0            0              0            (215,934)
 Additional Paid-
 in-capital......     792,885,350            0       792,885,350       0            0              0         792,885,350

 Accumulated
 Distributions in
 Excess of Net
 Earnings........     (96,371,281)           0       (96,371,281)      0            0              0         (96,371,281)


 Partners'
 Capital.........               0            0                 0       0            0              0                   0
                   --------------  -----------    --------------     ---          ---            ---      --------------
 Total
 Liabilities and
 Equity..........  $1,024,851,814  $12,634,544    $1,037,486,358     $ 0          $ 0            $ 0      $1,037,486,358
                   ==============  ===========    ==============     ===          ===            ===      ==============
 Wtd Avg. Shares
 Outstanding.....      38,023,623
                   ==============
 Shares
 Outstanding.....      43,495,919
                   ==============
                    Combining                   Historical     Merger
                    Pro Forma     Combined        Income      Pro Forma          Adjusted
                   Adjustments      APF           Funds      Adjustments        Pro Forma
                   ----------- --------------- ------------ ----------------- ---------------
     ASSETS
 Land and
 Buildings on
 operating
 leases, (net
 depreciation)...        0     $  625,372,882  $272,753,084 $  82,160,966 (C)  $ 980,286,932
 Net Investment
 in Direct
 Financing
 Leases..........        0        143,742,922    80,387,655    20,963,187 (C)    245,093,764
 Mortgages and
 Notes
 Receivable......        0        122,299,192     3,408,303             0        125,707,495
 Other
 Investments.....        0         52,773,100             0             0         52,773,100
 Investment In
 Joint Ventures..        0          1,078,832    50,924,716    14,528,459 (C)     66,532,007
 Cash and Cash
 Equivalents.....        0          5,695,904    24,455,587   (12,243,853)(C)     30,151,491
                                                               (6,162,000)(C)
                                                               18,405,853 (B)
 Restricted
 Cash/Certificates
 of Deposit......        0                  0     6,565,009             0          6,565,009
 Receivables (net
 allowances)/Due
 From Related
 Party...........        0          2,381,997       366,971      (907,272)(D)      1,841,696
 Accrued Rental
 Income..........        0          7,037,556    18,657,428   (18,657,428)(C)      7,037,556
 Other Assets....        0         27,270,434       762,116      (762,116)(C)     27,270,434
 Goodwill........        0         49,833,539             0             0         49,833,539
                   ----------- --------------- ------------ ----------------- ---------------
 Total Assets....      $ 0     $1,037,486,358  $458,280,869 $  97,325,796     $1,593,093,023
                   =========== =============== ============ ================= ===============
 LIABILITIES AND
     EQUITY
 Accounts Payable
 and Accrued
 Liabilities.....      $ 0     $    6,010,633  $  2,377,122             0     $    8,387,755
 Accrued
 Construction
 Costs Payable...        0         13,167,931       996,500             0         14,164,431
 Distributions
 Payable.........        0                  0    11,629,504             0         11,629,504
 Due to Related
 Parties.........        0          2,916,161       907,272      (907,272)(D)      2,916,161
 Income Tax
 Payable.........        0                  0             0             0                  0
 Line of
 Credit/Notes
 Payble/Warehouse
 Facility........        0        313,119,132             0    18,405,853 (B)    331,524,985
 Deferred
 Income..........        0          3,228,909             0             0          3,228,909
 Rents Paid in
 Advance.........        0          1,417,663       932,234             0          2,349,897
 Minority
 Interest........        0            892,836     1,177,531             0          2,070,367
 Common Stock....        0            434,958             0       270,351 (C)        705,309
 Common Stock--
 Class A.........        0                  0             0             0                  0
 Common Stock--
 Class B.........        0                  0             0             0                  0
 Accumulated
 Other
 Comprehensive
 Loss............                    (215,934)            0             0           (215,934)
 Additional Paid-
 in-capital......        0        792,885,350             0   519,817,570 (C)  1,312,702,920

 Accumulated
 Distributions in
 Excess of Net
 Earnings........        0        (96,371,281)            0             0        (96,371,281)


 Partners'
 Capital.........        0                  0   440,260,706  (440,260,706)(C)              0
                   ----------- --------------- ------------ ----------------- ---------------
 Total
 Liabilities and
 Equity..........      $ 0     $1,037,486,358  $458,280,869 $  97,325,796     $1,593,093,023
                   =========== =============== ============ ================= ===============
 Wtd Avg. Shares
 Outstanding.....                                                                 70,530,481
                                                                              ===============
 Shares
 Outstanding.....                                                                 70,531,062
                                                                              ===============

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS

For the acquisitions of the Advisor, the CNL Restaurant Services Group and all
                             16 Income Funds

               for the Nine Months Ended September 30, 1999

                                                                                      (u)           (u)
                                        Property                                   Historical   Historical
                                       Acquisition                      (u)           CNL           CNL
                          Historical    Pro Forma                   Historical     Financial     Financial
                             APF       Adjustments      Subtotal      Advisor    Services, Inc.    Corp.       Subtotal
                         ------------  -----------    ------------  -----------  -------------- -----------  ------------
 Revenues:
 Rental and
 Earned Income...        $ 44,020,989  $3,463,636(a)  $ 47,484,625  $         0    $        0   $         0  $ 47,484,625
 Fees............                   0           0                0   13,694,426     4,552,151             0    18,246,577
 Interest and
 Other Income....           8,060,259           0        8,060,259      118,080       332,119    15,907,703    24,418,161
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Total Revenue...          52,081,248   3,463,636       55,544,884   13,812,506     4,884,270    15,907,703  $ 90,149,363
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Expenses:
 General and
 Administrative
 Expenses........           4,105,618           0        4,105,618    9,056,040     3,591,938       507,036    17,260,632
 Advisory Fees...           2,478,534           0        2,478,534            0             0     1,790,253     4,268,787
 Fees Paid to
 Related
 Parties.........                   0           0                0      128,377     1,114,158             0     1,242,535
 Interest........           3,584,675     663,314(v)     4,247,989      125,852             0    18,043,235    22,417,076
 State Taxes.....             558,216           0          558,216            0             0             0       558,216
 Depreciation--
 Other...........                   0           0                0      104,113        74,830             0       178,943
 Depreciation--
 Property........           6,010,128     526,362(a)     6,536,490            0             0             0     6,536,490
 Amortization....             256,970           0          256,970           48             0             0       257,018
 Advisor
 Acquisition
 Expense.........          76,384,337                   76,384,337            0             0             0    76,384,337
 Transaction
 Costs...........           1,103,951           0        1,103,951            0             0             0     1,103,951
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Total Expenses..          94,482,429   1,189,676       95,672,105    9,414,430     4,780,926    20,340,524   130,207,985
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Operating
 Earnings
 (Losses) Before
 Equity in
 Earnings of
 Joint
 Ventures/Minority
 Interests,
 Gain/(Loss) on
 Sale of
 Properties and
 Provision for
 Losses on
 Properties/Unrealized
 Loss on Mortgage
 Notes                    (42,401,181)  2,273,960      (40,127,221)   4,398,076       103,344    (4,432,821) $(40,058,622)
 Equity Earnings
 of Joint
 Ventures/Minority
 Interest........              47,279           0           47,279            0             0             0        47,279
 Gain (Loss) on
 Sale of
 Properties......            (570,806)          0         (570,806)           0             0             0      (570,806)
 Provision For
 Losses on
 Properties/Unrealized
 Loss on Mortgage
 Notes...........            (403,618)          0         (403,618)           0             0    (7,513,510)   (7,917,128)
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Net Earnings
 (Losses) Before
 Income Taxes....         (43,328,326)  2,273,960      (41,054,366)   4,398,076       103,344   (11,946,331)  (48,499,277)
 Benefit/(Provision)
 for Income
 Taxes...........                   0           0                0   (1,737,244)      (40,722)    4,314,997     2,537,031
                         ------------  ----------     ------------  -----------    ----------   -----------  ------------
 Net Earnings
 (Losses)........        $(43,328,326) $2,273,960     $(41,054,366) $ 2,660,832    $   62,622   $(7,631,334) $(45,962,246)
                         ============  ==========     ============  ===========    ==========   ===========  ============
 Earnings/(Loss)
 Per Share/Unit..        $      (1.14) $      n/a     $        n/a  $       n/a    $      n/a   $       n/a  $        n/a
                         ============  ==========     ============  ===========    ==========   ===========  ============
 Wtd. Avg. Shares
 Outstanding.....          38,023,623           0       38,023,623          n/a           n/a           n/a    38,023,623
                         ============  ==========     ============  ===========    ==========   ===========  ============
                          Combining                        Historical
                          Pro Forma            Combined      Income      Pro Forma            Adjusted
                         Adjustments              APF         Funds     Adjustments          Pro Forma
                         -------------------- ------------ ------------ ------------------- ---------------
 Revenues:
 Rental and
 Earned Income...        $          0         $47,484,625  $32,292,174  $   830,622 (j)     $ 80,607,421
 Fees............         (14,277,319)(b),(c)   3,969,258            0     (812,781)(k)        3,156,477
 Interest and
 Other Income....             255,817 (d)      24,673,978    1,089,242            0           25,763,220
                         -------------------- ------------ ------------ ------------------- ---------------
 Total Revenue...         (14,021,502)         76,127,861   33,381,416       17,841          109,527,118
                         -------------------- ------------ ------------ ------------------- ---------------
 Expenses:
 General and
 Administrative
 Expenses........          (1,171,791)(e)      16,088,841    2,333,226   (1,178,177)(l),(m)   17,243,890
 Advisory Fees...          (4,268,787)(f)               0      169,025     (169,025)(n)                0
 Fees Paid to
 Related
 Parties.........          (1,207,834)(g)          34,701            0            0               34,701
 Interest........                   0          22,417,076            0      966,308 (v)       23,383,384
 State Taxes.....                   0             558,216      294,589      411,779 (o)        1,264,584
 Depreciation--
 Other...........                   0             178,943            0            0              178,943
 Depreciation--
 Property........                   0           6,536,490    4,140,361    1,386,988 (p)       12,063,839
 Amortization....           1,668,068 (h)       1,925,086       20,057            0            1,945,143
 Advisor
 Acquisition
 Expense.........         (76,384,337)(s)               0            0            0                    0
 Transaction
 Costs...........                   0           1,103,951    2,601,111   (3,705,062)(t)                0
                         -------------------- ------------ ------------ ------------------- ---------------
 Total Expenses..         (81,364,681)         48,843,304    9,558,369   (2,287,189)          56,114,484
                         -------------------- ------------ ------------ ------------------- ---------------
 Operating
 Earnings
 (Losses) Before
 Equity in
 Earnings of
 Joint
 Ventures/Minority
 Interests,
 Gain/(Loss) on
 Sale of
 Properties and
 Provision for
 Losses on
 Properties/Unrealized
 Loss on Mortgage
 Notes                     67,343,179          27,284,557   23,823,047    2,305,030           53,412,634
 Equity Earnings
 of Joint
 Ventures/Minority
 Interest........                   0              47,279    3,822,972     (349,544)(q)        3,520,707
 Gain (Loss) on
 Sale of
 Properties......                   0            (570,806)   1,845,921            0            1,275,115
 Provision For
 Losses on
 Properties/Unrealized
 Loss on Mortgage
 Notes...........                   0          (7,917,128)    (610,448)           0           (8,527,576)
                         -------------------- ------------ ------------ ------------------- ---------------
 Net Earnings
 (Losses) Before
 Income Taxes....          67,343,179          18,843,902   28,881,492    1,955,486           49,680,880
 Benefit/(Provision)
 for Income
 Taxes...........          (2,537,031)(i)               0            0            0                    0
                         -------------------- ------------ ------------ ------------------- ---------------
 Net Earnings
 (Losses)........        $ 64,806,148         $18,843,902  $28,881,492  $ 1,955,486         $ 49,680,880
                         ==================== ============ ============ =================== ===============
 Earnings/(Loss)
 Per Share/Unit..        $        n/a         $       n/a  $       n/a  $       n/a         $       0.70
                         ==================== ============ ============ =================== ===============
 Wtd. Avg. Shares
 Outstanding.....           5,471,715          43,495,338          n/a   27,035,143           70,530,481(r)
                         ==================== ============ ============ =================== ===============

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds
                     for the Year Ended December 31, 1998

                                   Property                                  Historical
                                  Acquisition                                   CNL        Historical
                     Historical    Pro Forma                  Historical     Financial    CNL Financial
                         APF      Adjustments     Subtotal      Advisor    Services, Inc.     Corp.       Subtotal
                     -----------  -----------    -----------  -----------  -------------- ------------- ------------
Revenues:
 Rental and
 Earned Income...    $33,129,661   23,634,708(a) $56,764,369  $         0    $        0    $         0  $ 56,764,369
 Fees............              0            0              0   28,904,063     6,619,064        418,904    35,942,031
 Interest and
 Other Income....      9,057,376            0      9,057,376      145,016       574,078     22,238,311    32,014,781
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
 Total Revenue...     42,187,037   23,634,708     65,821,745   29,049,079     7,193,142     22,657,215  $124,721,181
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
Expenses:
 General and
 Administrative..      2,798,481            0      2,798,481    9,843,409     6,114,276      1,425,109    20,181,275
 Advisory Fees...      1,851,004            0      1,851,004            0             0      2,807,430     4,658,434
 Fees to Related
 Parties.........              0            0              0    1,247,278     1,773,406              0     3,020,684
 Interest........              0      642,345(u)     642,345      148,415             0     21,350,174    22,140,934
 State Taxes.....        548,320            0        548,320       19,126             0              0       567,446
 Depreciation--
 Other...........              0            0              0      119,923        79,234              0       199,157
 Depreciation--
 Property........      4,042,290    3,257,386(a)   7,299,676            0             0              0     7,299,676
 Amortization....         11,808            0         11,808       57,077             0         95,116       164,001
 Transaction
 Costs...........        157,054            0        157,054            0             0              0       157,054
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
 Total Expenses..      9,408,957    3,899,731     13,308,688   11,435,228     7,966,916     25,677,829    58,388,661
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
Operating
Earnings (Losses)
Before Equity in
Earnings of Joint
Ventures/Minority
Interests, Gain
on Sale of
Properties,
Provision for
Losses on
Properties and
Other Expenses...     32,778,080   19,734,977     52,513,057   17,613,851      (773,774)    (3,020,614) $ 66,332,520
 Equity in
 Earnings of
 Joint
 Venture/Minority
 Interest........        (14,138)           0        (14,138)           0             0              0       (14,138)
 Gain on Sale of
 Properties......              0            0              0            0             0              0             0
 Gain on
 Securitization..              0            0              0            0             0      3,694,351     3,694,351
 Other Expenses..              0            0              0            0             0              0             0
 Provision For
 Losses on
 Properties......       (611,534)           0       (611,534)           0             0              0      (611,534)
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
Net Earnings
(Losses) Before
Income Taxes.....     32,152,408   19,734,977     51,887,385   17,613,851      (773,774)       673,737    69,401,199
 Benefit/(Provision)
 for Income
 Taxes...........              0            0              0   (6,957,472)      305,641       (246,603)   (6,898,434)
                     -----------  -----------    -----------  -----------    ----------    -----------  ------------
Net Earnings
(Losses).........    $32,152,408  $19,734,977    $51,887,385  $10,656,379    $ (468,133)   $   427,134  $ 62,502,765
                     ===========  ===========    ===========  ===========    ==========    ===========  ============
Earnings Per
Share/Unit.......    $      1.21  $       n/a    $       n/a  $       n/a    $      n/a    $       n/a  $        n/a
                     ===========  ===========    ===========  ===========    ==========    ===========  ============
Wtd. Avg. Shares
Outstanding......     26,648,219    7,757,177     34,405,396          n/a           n/a            n/a    34,405,396
                     ===========  ===========    ===========  ===========    ==========    ===========  ============
                      Combining                        Historical
                      Pro Forma            Combined      Income      Pro Forma            Adjusted
                     Adjustments              APF         Funds     Adjustments          Pro Forma
                     -------------------- ------------ ------------ ------------------- ----------------
Revenues:
 Rental and
 Earned Income...               0         $56,764,369  $43,462,064  $ 1,107,494 (j)     $101,333,927
 Fees............     (32,715,768)(b),(c)   3,226,263            0     (737,898)(k)        2,488,365
 Interest and
 Other Income....         207,144 (d)      32,221,925    1,767,773            0           33,989,698
                     -------------------- ------------ ------------ ------------------- ----------------
 Total Revenue...     (32,508,624)         92,212,557   45,229,837      369,596          137,811,990
                     -------------------- ------------ ------------ ------------------- ----------------
Expenses:
 General and
 Administrative..      (4,241,719)(e)      15,939,556    3,261,776   (1,207,980)(l),(m)   17,993,352
 Advisory Fees...      (4,658,434)(f)               0      226,177     (226,177)(n)                0
 Fees to Related
 Parties.........      (2,161,897)(g)         858,787            0            0              858,787
 Interest........               0          22,140,934            0      935,761 (u)       23,076,695
 State Taxes.....               0             567,446      227,933      168,125 (o)          963,504
 Depreciation--
 Other...........               0             199,157            0            0              199,157
 Depreciation--
 Property........        (340,898)(r)       6,958,778    5,480,695    1,849,317 (p)       14,288,790
 Amortization....       2,502,102 (h)       2,666,103       91,310            0            2,757,413
 Transaction
 Costs...........               0             157,054      315,081     (472,135)(t)                0
                     -------------------- ------------ ------------ ------------------- ----------------
 Total Expenses..      (8,900,846)         49,487,815    9,602,972    1,046,911           60,137,698
                     -------------------- ------------ ------------ ------------------- ----------------
Operating
Earnings (Losses)
Before Equity in
Earnings of Joint
Ventures/Minority
Interests, Gain
on Sale of
Properties,
Provision for
Losses on
Properties and
Other Expenses...    (23,607,778)          42,724,742   35,626,865     (677,315)          77,674,292
 Equity in
 Earnings of
 Joint
 Venture/Minority
 Interest........               0             (14,138)   3,569,877     (466,056)(q)        3,089,683
 Gain on Sale of
 Properties......               0                   0    2,519,894            0            2,519,894
 Gain on
 Securitization..               0           3,694,351            0            0            3,694,351
 Other Expenses..               0                   0      (45,150)           0              (45,150)
 Provision For
 Losses on
 Properties......               0            (611,534)  (2,834,338)           0           (3,445,872)
                     -------------------- ------------ ------------ ------------------- ----------------
Net Earnings
(Losses) Before
Income Taxes.....     (23,607,778)         45,793,421   38,837,148   (1,143,371)          83,487,198
 Benefit/(Provision)
 for Income
 Taxes...........       6,898,434 (i)               0            0            0                    0
                     -------------------- ------------ ------------ ------------------- ----------------
Net Earnings
(Losses).........    $(16,709,344)        $45,793,421  $38,837,148  $(1,143,371)        $ 83,487,198
                     ==================== ============ ============ =================== ================
Earnings Per
Share/Unit.......    $        n/a         $       n/a  $      0.40  $       n/a         $       1.24
                     ==================== ============ ============ =================== ================
Wtd. Avg. Shares
Outstanding......       6,150,000          40,555,396          n/a   27,035,143           67,590,539 (s)
                     ==================== ============ ============ =================== ================

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA STATEMENT OF CASH FLOWS

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

               for the Nine Months Ended September 30, 1999

                                                                                (i)
                                   Property                                  Historical        (i)
                                  Acquisition                     (i)           CNL        Historical
                     Historical    Pro Forma                   Historical    Financial    CNL Financial
                        APF       Adjustments      Subtotal     Advisor    Services, Inc.     Corp.        Subtotal
                    ------------  -----------    ------------  ----------  -------------- -------------  -------------
Cash Flows from
 Operating
 Activities:
 Net Income
 (loss)...........  $(43,328,326) $2,273,960(a)  $(41,054,366) $2,660,832    $  62,622    $  (7,631,334) $ (45,962,246)
 Adjustments to
 reconcile net
 income (loss) to
 net cash provided
 by (used in)
 operating
 activities:
 Depreciation.....     6,010,128     526,362(b)     6,536,490     104,113       74,830                0      6,715,433
 Amortization
 expense..........       256,970           0          256,970          48            0        2,420,628      2,677,646
 Advisor
 acquisition
 expense..........    76,384,337           0       76,384,337           0            0                0     76,384,337
 Minority interest
 in income of
 consolidated
 joint venture....        25,618           0           25,618           0            0                0         25,618
 Equity in
 earnings of joint
 ventures, net of
 distributions....        26,711           0           26,711           0            0                0         26,711
 Loss (gain) on
 sale of land,
 buildings, and
 net investment in
 direct financing
 leases...........       570,806           0          570,806           0            0                0        570,806
 Provision for
 loss on land,
 buildings, and
 direct financing
 leases, mortgage
 notes and
 deferred taxes...       403,618           0          403,618           0            0        3,189,140      3,592,758
 Gain on
 securitization...             0           0                0           0            0                0              0
 Net cash proceeds
 from
 securitization of
 notes
 receivable.......             0           0                0           0            0                0              0
 Decrease
 (increase) in
 other
 receivables......    (1,041,925)          0       (1,041,925)  5,665,348            0         (190,538)     4,432,885
 Increase in
 accrued interest
 income included
 in notes
 receivable.......             0           0                0           0            0                0              0
 Decrease
 (increase) in
 accrued interest
 on mortgage note
 receivable.......             0           0                0           0            0         (456,833)      (456,833)
 Investment in
 notes
 receivable.......             0           0                0           0            0     (148,078,772)  (148,078,772)
 Collections on
 notes
 receivable.......             0           0                0           0            0       11,529,539     11,529,539
 Increase in
 restricted cash..             0           0                0           0            0       (1,376,731)    (1,376,731)
 Decrease in due
 from related
 party............      (431,976)          0         (431,976)          0    5,150,396          830,680      5,549,100
 Decrease
 (increase) in
 prepaid
 expenses.........      (265,746)          0         (265,746)          0            0                0       (265,746)
 Decrease in net
 investment in
 direct financing
 leases...........             0           0                0           0            0                0              0
 Increase in
 accrued rental
 income...........    (3,077,643)          0       (3,077,643)          0            0                0     (3,077,643)
 Decrease
 (increase)in
 intangibles and
 other assets.....                                               (116,241)                      (47,215)      (163,456)
 Increase
 (decrease) in
 accounts payable,
 accrued expenses
 and other
 liabilities......       890,250           0          890,250      52,673     (359,341)        (316,130)       267,452
 Increase
 (decrease) in due
 to related
 parties,
 excluding
 reimbursement of
 acquisition, and
 stock issuance
 costs paid on
 behalf of the
 entity...........       422,015           0          422,015     (31,995)    (480,675)               0        (90,655)
 Decrease in
 accrued
 interest.........             0           0                0           0            0         (482,840)      (482,840)
 Increase in rents
 paid in advance
 and deposits.....       463,392           0          463,392           0        4,831                0        468,223
 Increase
 (decrease) in
 deferred rental
 income...........     2,039,026           0        2,039,026           0            0                0      2,039,026
                    ------------  ----------     ------------  ----------    ---------    -------------  -------------
  Total
  adjustments.....    82,675,581     526,362       83,201,943   5,673,946    4,390,041     (132,979,072)   (39,713,142)
                    ------------  ----------     ------------  ----------    ---------    -------------  -------------
  Net cash
  provided by
  (used in)
  operating
  activities......    39,347,255   2,800,322       42,147,577   8,334,778    4,452,663     (140,610,406)   (85,675,388)
                     Combining      Historical     Merger
                     Pro Forma        Income      Pro Forma        Adjusted
                    Adjustments        Funds     Adjustments       Pro Forma
                    --------------- ------------ --------------- --------------
Cash Flows from
 Operating
 Activities:
 Net Income
 (loss)...........  $64,806,148)(a) $28,881,492  $1,955,486 (a)  $  49,680,880
 Adjustments to
 reconcile net
 income (loss) to
 net cash provided
 by (used in)
 operating
 activities:
 Depreciation.....            0       4,140,361   1,386,988 (b)     12,242,782
 Amortization
 expense..........    1,668,068 (c)      20,057           0          4,365,771
 Advisor
 acquisition
 expense..........  (76,384,337)(g)           0           0                  0
 Minority interest
 in income of
 consolidated
 joint venture....            0          40,448           0             66,066
 Equity in
 earnings of joint
 ventures, net of
 distributions....            0         145,640     349,544 (d)        521,895
 Loss (gain) on
 sale of land,
 buildings, and
 net investment in
 direct financing
 leases...........            0      (1,845,921)          0         (1,275,115)
 Provision for
 loss on land,
 buildings, and
 direct financing
 leases, mortgage
 notes and
 deferred taxes...            0         610,448           0          4,203,206
 Gain on
 securitization...            0               0           0                  0
 Net cash proceeds
 from
 securitization of
 notes
 receivable.......            0               0           0                  0
 Decrease
 (increase) in
 other
 receivables......            0         873,771           0          5,306,656
 Increase in
 accrued interest
 income included
 in notes
 receivable.......            0               0           0                  0
 Decrease
 (increase) in
 accrued interest
 on mortgage note
 receivable.......            0           9,408           0           (447,425)
 Investment in
 notes
 receivable.......            0               0           0       (148,078,772)
 Collections on
 notes
 receivable.......            0               0           0         11,529,539
 Increase in
 restricted cash..            0               0           0         (1,376,731)
 Decrease in due
 from related
 party............            0               0           0          5,549,100
 Decrease
 (increase) in
 prepaid
 expenses.........            0         (79,589)          0           (345,335)
 Decrease in net
 investment in
 direct financing
 leases...........            0         980,687           0            980,687
 Increase in
 accrued rental
 income...........            0      (1,565,995)          0         (4,643,638)
 Decrease
 (increase)in
 intangibles and
 other assets.....            0            (100)          0           (163,556)
 Increase
 (decrease) in
 accounts payable,
 accrued expenses
 and other
 liabilities......            0       2,081,024  (3,705,062)(h)     (1,356,586)
 Increase
 (decrease) in due
 to related
 parties,
 excluding
 reimbursement of
 acquisition, and
 stock issuance
 costs paid on
 behalf of the
 entity...........            0        (256,603)          0           (347,258)
 Decrease in
 accrued
 interest.........            0         (12,826)          0           (495,666)
 Increase in rents
 paid in advance
 and deposits.....            0          13,377           0            481,600
 Increase
 (decrease) in
 deferred rental
 income...........            0               0           0          2,039,026
                    --------------- ------------ --------------- --------------
  Total
  adjustments.....  (74,716,269)      5,154,187  (1,968,530)      (111,243,754)
                    --------------- ------------ --------------- --------------
  Net cash
  provided by
  (used in)
  operating
  activities......   (9,910,121)     34,035,679     (13,044)       (61,562,874)

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

               for the Nine months Ended September 30, 1999

                                                                                   (i)
                                      Property                                  Historical        (i)
                                    Acquisition                      (i)           CNL        Historical
                       Historical    Pro Forma                    Historical    Financial    CNL Financial
                          APF       Adjustments       Subtotal     Advisor    Services, Inc.     Corp.       Subtotal
                      ------------  ------------    ------------  ----------  -------------- ------------- ------------
Cash Flows from
Investing
Activities:
 Proceeds from
 sale of land,
 buildings,
 direct financing
 leases, and
 mortgage notes..      295,474,379             0     295,474,379           0             0              0   295,474,379
 Additions to
 land and
 buildings on
 operating
 leases..........     (215,155,626)  127,780,300(f)  (87,375,326)    (70,986)      (22,648)             0   (87,468,960)
 Investment in
 direct financing
 leases..........      (54,738,743)            0     (54,738,743)          0             0              0   (54,738,743)
 Investment in
 joint venture...         (149,620)            0        (149,620)          0             0              0      (149,620)
 Acquisition of
 businesses......                0             0               0           0             0              0             0
 Purchase of
 other
 investments.....      (33,538,228)            0     (33,538,228)          0             0              0   (33,538,228)
 Net loss in
 market value
 from investments
 in trading
 securities......                0             0               0           0             0              0             0
 Proceeds from
 retained
 interest and
 securities,
 excluding
 investment
 income..........                0             0               0           0             0        313,773       313,773
 Investment in
 mortgage notes
 receivable......       (3,799,645)            0      (3,799,645)          0             0              0    (3,799,645)
 Collections on
 mortgage note
 receivable......          393,468             0         393,468           0             0              0       393,468
 Investment in
 notes
 receivable......      (25,588,794)            0     (25,588,794)          0             0              0   (25,588,794)
 Collection on
 notes
 receivable......        3,324,267             0       3,324,267           0             0              0     3,324,267
 Decrease in
 restricted
 cash............                0             0               0           0             0              0             0
 Increase in
 intangibles and
 other assets....       (1,854,343)            0      (1,854,343)          0             0              0    (1,854,343)
 Investment in
 certificates of
 deposit.........        2,000,000             0       2,000,000           0             0              0     2,000,000
 Other...........                0             0               0           0       134,601              0       134,601
                      ------------  ------------    ------------  ----------    ----------    -----------  ------------
 Net cash
 provided by
 (used in)
 investing
 activities......      (33,632,885)  127,780,300      94,147,415     (70,986)      111,953        313,773    94,502,155
Cash Flows from
Financing
Activities:
 Subscriptions
 received from
 stockholders....          210,736             0         210,736           0        20,570              0       231,306
 Contributions
 from limited
 partners........                0             0               0           0             0              0             0
 Contributions
 from holder of
 minority
 interest........          628,107             0         628,107           0             0              0       628,107
 Reimbursement of
 acquisition and
 stock issuance
 costs paid by
 related parties
 on behalf of the
 entity..........       (1,492,231)            0      (1,492,231)          0             0              0    (1,492,231)
 Payment of stock
 issuance
 costs/loan
 costs...........       (4,604,945)            0      (4,604,945)          0             0              0    (4,604,945)
 Proceeds from
 borrowing on
 line of
 credit/notes
 payable.........      278,437,245             0     278,437,245           0             0    157,019,518   435,456,763
 Payment on line
 of credit/notes
 payable/warehouse
 facility........     (352,807,194)            0    (352,807,194)          0        (6,445)   (17,701,615) (370,515,254)
 Retirement of
 shares of common
 stock...........          (50,891)            0         (50,891)          0             0              0       (50,891)
 Distributions to
 holders of
 minority
 interest........          (42,706)            0         (42,706)          0             0              0       (42,706)
 Proceeds from
 loan from
 corporate
 general
 partner.........                0             0               0           0             0              0             0
 Repayment of
 loan from
 corporate
 general
 partner.........                0             0               0           0             0              0             0
 Distributions to
 stockholders/limited
 partners........      (43,496,424)            0     (43,496,424) (8,828,488)   (5,576,000)             0   (57,900,912)
 Other...........                0             0               0           0             0       (271,897)     (271,897)
                      ------------  ------------    ------------  ----------    ----------    -----------  ------------
 Net cash
 provided by
 (used in)
 financing
 activities......     (123,218,303)            0    (123,218,303) (8,828,488)   (5,561,875)   139,046,006     1,437,340
Net increase
(decrease) in
cash.............     (117,503,933)  130,580,622      13,076,689    (564,696)     (997,259)    (1,250,627)   10,264,107
Cash at beginning
of year..........      123,199,837  (104,787,937)     18,411,900     713,308       962,573      2,526,078    22,613,859
                      ------------  ------------    ------------  ----------    ----------    -----------  ------------
Cash at end of
year.............     $  5,695,904  $ 25,792,685    $ 31,488,589  $  148,612    $  (34,686)     1,275,451    32,877,966
                      ============  ============    ============  ==========    ==========    ===========  ============
                       Combining     Historical     Merger
                       Pro Forma       Income      Pro Forma    Adjusted
                      Adjustments       Funds     Adjustments   Pro Forma
                      -------------- ------------ ----------- --------------
Cash Flows from
Investing
Activities:
 Proceeds from
 sale of land,
 buildings,
 direct financing
 leases, and
 mortgage notes..              0      15,666,528          0     311,140,907
 Additions to
 land and
 buildings on
 operating
 leases..........      6,144,317(e)   (3,563,230)         0     (84,887,873)
 Investment in
 direct financing
 leases..........              0      (1,307,530)         0     (56,046,273)
 Investment in
 joint venture...              0      (1,965,495)         0      (2,115,115)
 Acquisition of
 businesses......              0               0          0               0
 Purchase of
 other
 investments.....              0               0          0     (33,538,228)
 Net loss in
 market value
 from investments
 in trading
 securities......              0               0          0               0
 Proceeds from
 retained
 interest and
 securities,
 excluding
 investment
 income..........              0               0          0         313,773
 Investment in
 mortgage notes
 receivable......              0               0          0      (3,799,645)
 Collections on
 mortgage note
 receivable......              0       1,623,575          0       2,017,043
 Investment in
 notes
 receivable......              0               0          0     (25,588,794)
 Collection on
 notes
 receivable......              0               0          0       3,324,267
 Decrease in
 restricted
 cash............              0      (3,946,982)         0      (3,946,982)
 Increase in
 intangibles and
 other assets....              0               0          0      (1,854,343)
 Investment in
 certificates of
 deposit.........              0               0          0       2,000,000
 Other...........              0         (98,019)         0          36,582
                      -------------- ------------ ----------- --------------
 Net cash
 provided by
 (used in)
 investing
 activities......      6,144,317       6,408,847          0     107,055,319
Cash Flows from
Financing
Activities:
 Subscriptions
 received from
 stockholders....              0               0          0         231,306
 Contributions
 from limited
 partners........              0               0          0               0
 Contributions
 from holder of
 minority
 interest........              0               0          0         628,107
 Reimbursement of
 acquisition and
 stock issuance
 costs paid by
 related parties
 on behalf of the
 entity..........              0               0          0      (1,492,231)
 Payment of stock
 issuance
 costs/loan
 costs...........              0               0          0      (4,604,945)
 Proceeds from
 borrowing on
 line of
 credit/notes
 payable.........              0               0          0     435,456,763
 Payment on line
 of credit/notes
 payable/warehouse
 facility........              0               0          0   (370,515,254)
 Retirement of
 shares of common
 stock...........              0               0          0         (50,891)
 Distributions to
 holders of
 minority
 interest........              0        (123,297)         0        (166,003)
 Proceeds from
 loan from
 corporate
 general
 partner.........              0          21,000          0          21,000
 Repayment of
 loan from
 corporate
 general
 partner.........              0         (21,000)         0         (21,000)
 Distributions to
 stockholders/limited
 partners........              0     (35,563,512)         0     (93,464,424)
 Other...........              0               0          0        (271,897)
                      -------------- ------------ ----------- --------------
 Net cash
 provided by
 (used in)
 financing
 activities......              0     (35,686,809)         0     (34,249,469)
Net increase
(decrease) in
cash.............     (3,765,804)      4,757,717    (13,044)     11,242,976
Cash at beginning
of year..........      6,397,899      19,697,870    699,867      49,409,495
                      -------------- ------------ ----------- --------------
Cash at end of
year.............      2,632,095      24,455,587    686,823      60,652,471
                      ============== ============ =========== ==============

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  UNAUDITED PRO FORMA STATEMENT OF CASH FLOWS

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

                     for the Year Ended December 31, 1998

                                 Property                                  Historical
                    Restated    Acquisition                                   CNL        Historical
                   Historical    Pro Forma                  Historical     Financial    CNL Financial
                       APF      Adjustments     Subtotal      Advisor    Services, Inc.     Corp.        Subtotal
                   -----------  -----------    -----------  -----------  -------------- -------------  -------------
Cash Flows from
Operating
Activities:
Net Income
(loss)...........  $32,152,408  $19,734,977(a) $51,887,385  $10,656,379    $(468,133)   $     427,134  $  62,502,765
 Adjustments to
 reconcile net
 income (loss) to
 net cash
 provided by
 (used in)
 operating
 activities:
 Depreciation....    4,042,290    3,257,386(b)   7,299,676      119,923       79,234                0      7,498,833
 Amortization
 expense.........       11,808                      11,808       56,003            0        2,246,273      2,314,084
 Minority
 interest in
 income of
 consolidated
 joint venture...       30,156                      30,156            0            0                0         30,156
 Equity in
 earnings of
 joint ventures,
 net of
 distributions...      (15,440)                    (15,440)           0            0                0        (15,440)
 Loss (gain) on
 sale of land,
 building, net
 investment in
 direct financing
 leases..........            0                           0            0            0                0              0
 Provision for
 loss on land,
 buildings, and
 direct financing
 leases/provision
 for deferred
 taxes...........      611,534                     611,534            0            0          398,042      1,009,576
 Gain on
 securitization..            0                           0            0            0       (3,356,538)    (3,356,538)
 Net cash
 proceeds from
 securitization
 of notes
 receivable......            0                           0            0            0      265,871,668    265,871,668
 Decrease
 (increase) in
 other
 receivables.....      899,572                     899,572   (3,896,090)           0          453,105     (2,543,413)
 Increase in
 accrued interest
 income included
 in notes
 receivable......            0            0              0            0            0         (170,492)      (170,492)
 Increase in
 accrued interest
 on mortgage note
 receivable......            0            0              0            0            0                0              0
 Investment in
 notes
 receivable......            0            0              0            0            0     (288,590,674)  (288,590,674)
 Collections on
 notes
 receivable......            0            0              0            0            0       23,539,641     23,539,641
 Decrease in
 restricted
 cash............            0            0              0            0            0        2,504,091      2,504,091
 Decrease
 (increase) in
 due from related
 party...........            0            0              0            0       89,839       (1,043,527)      (953,688)
 Increase in
 prepaid
 expenses........            0            0              0            0        7,246                0          7,246
 Decrease in net
 investment in
 direct financing
 leases..........    1,971,634                   1,971,634            0            0                0      1,971,634
 Increase in
 accrued rental
 income..........   (2,187,652)                 (2,187,652)           0            0                0     (2,187,652)
 Increase in
 intangibles and
 other assets....      (29,477)                    (29,477)     (44,716)     (20,635)         (59,523)      (154,351)
 Increase
 (decrease) in
 accounts
 payable, accrued
 expenses and
 other
 liabilities.....      467,972                     467,972      156,317      325,898         (103,507)       846,680
 Increase in due
 to related
 parties,
 excluding
 reimbursement of
 acquisition, and
 stock issuance
 costs paid on
 behalf of the
 entity..........       31,255                      31,255            0     (164,619)               0       (133,364)
 Increase in
 accrued
 interest........            0            0              0            0            0          (77,968)       (77,968)
 Increase in
 rents paid in
 advance and
 deposits........      436,843                     436,843            0            0                0        436,843
 Decrease in
 deferred rental
 income..........      693,372                     693,372            0            0                0        693,372
                   -----------  -----------    -----------  -----------    ---------    -------------  -------------
 Total
 adjustments.....    6,963,867    3,257,386     10,221,253   (3,608,563)     316,963        1,610,591      8,540,244
                   -----------  -----------    -----------  -----------    ---------    -------------  -------------
 Net cash
 provided by
 (used in)
 operating
 activities......   39,116,275   22,992,363     62,108,638    7,047,816     (151,170)       2,037,725     71,043,009
                    Combining                      Historical     Merger
                    Pro Forma         Combined       Income      Pro Forma        Adjusted
                   Adjustments           APF          Funds     Adjustments       Pro Forma
                   ---------------- -------------- ------------ --------------- --------------
Cash Flows from
Operating
Activities:
Net Income
(loss)...........  $(16,709,344)(a)   $45,793,421  $38,837,148  $(1,143,371)(a) $  83,487,198
 Adjustments to
 reconcile net
 income (loss) to
 net cash
 provided by
 (used in)
 operating
 activities:
 Depreciation....      (340,898)(b)     7,157,935    5,480,695    1,849,317 (b)    14,487,947
 Amortization
 expense.........     2,502,102 (c)     4,816,186       91,310                      4,907,496
 Minority
 interest in
 income of
 consolidated
 joint venture...                          30,156      103,284                        133,440
 Equity in
 earnings of
 joint ventures,
 net of
 distributions...                         (15,440)   1,167,915      466,056 (d)     1,618,531
 Loss (gain) on
 sale of land,
 building, net
 investment in
 direct financing
 leases..........                               0   (2,519,894)                    (2,519,894)
 Provision for
 loss on land,
 buildings, and
 direct financing
 leases/provision
 for deferred
 taxes...........                       1,009,576    2,834,338                      3,843,914
 Gain on
 securitization..                      (3,356,538)           0                     (3,356,538)
 Net cash
 proceeds from
 securitization
 of notes
 receivable......                     265,871,668            0                    265,871,668
 Decrease
 (increase) in
 other
 receivables.....                      (2,543,413)     (53,211)                    (2,596,624)
 Increase in
 accrued interest
 income included
 in notes
 receivable......                        (170,492)           0                       (170,492)
 Increase in
 accrued interest
 on mortgage note
 receivable......                               0       (6,533)                        (6,533)
 Investment in
 notes
 receivable......                    (288,590,674)           0                   (288,590,674)
 Collections on
 notes
 receivable......                      23,539,641            0                     23,539,641
 Decrease in
 restricted
 cash............                       2,504,091            0                      2,504,091
 Decrease
 (increase) in
 due from related
 party...........                        (953,688)           0                       (953,688)
 Increase in
 prepaid
 expenses........                           7,246       18,470                         25,716
 Decrease in net
 investment in
 direct financing
 leases..........                       1,971,634    1,273,904            0         3,245,538
 Increase in
 accrued rental
 income..........                      (2,187,652)    (376,728)                    (2,564,380)
 Increase in
 intangibles and
 other assets....                        (154,351)      (2,380)                      (156,731)
 Increase
 (decrease) in
 accounts
 payable, accrued
 expenses and
 other
 liabilities.....                         846,680     (194,293)    (472,135)(k)       180,252
 Increase in due
 to related
 parties,
 excluding
 reimbursement of
 acquisition, and
 stock issuance
 costs paid on
 behalf of the
 entity..........                        (133,364)     227,855                         94,491
 Increase in
 accrued
 interest........                         (77,968)           0                        (77,968)
 Increase in
 rents paid in
 advance and
 deposits........             0           436,843      219,115                        655,958
 Decrease in
 deferred rental
 income..........                         693,372            0                        693,372
                   ---------------- -------------- ------------ --------------- --------------
 Total
 adjustments.....     2,161,204        10,701,448    8,263,847    1,843,238        20,808,533
                   ---------------- -------------- ------------ --------------- --------------
 Net cash
 provided by
 (used in)
 operating
 activities......   (14,548,140)       56,494,869   47,100,995      699,867       104,295,731

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

  For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and all 16 Income Funds

                     for the Year Ended December 31, 1998

                                      Property                                      Historical
                        Restated     Acquisition                                       CNL        Historical
                       Historical     Pro Forma                      Historical     Financial    CNL Financial
                          APF        Adjustments        Subtotal       Advisor    Services, Inc.     Corp.        Subtotal
                      ------------  -------------     -------------  -----------  -------------- -------------  ------------
Cash Flows from
Investing
Activities:
 Proceeds from
 sale of land,
 buildings,
 direct financing
 leases, and
 equipment.......        2,385,941                        2,385,941            0            0                0     2,385,941
 Additions to
 land and
 buildings on
 operating
 leases..........     (200,101,667)   (12,634,544)(e)  (340,516,511)    (381,671)    (236,372)               0  (341,134,554)
                                     (127,780,300)(i)
 Investment in
 direct financing
 leases..........      (47,115,435)                     (47,115,435)           0            0                0   (47,115,435)
 Investment in
 joint venture...         (974,696)                        (974,696)           0            0                0      (974,696)
 Acquisition of
 businesses......                0                                0            0            0                0             0
 Purchase of
 other
 investments.....      (16,083,055)                     (16,083,055)           0            0                0   (16,083,055)
 Net loss in
 market value
 from investments
 in trading
 securities......                0                                0            0            0          295,514       295,514
 Proceeds from
 retained
 interest and
 securities,
 excluding
 investment
 income..........                0                                0            0            0          212,821       212,821
 Investment in
 mortgage notes
 receivable......       (2,886,648)                      (2,886,648)           0            0                0    (2,886,648)
 Collections on
 mortgage note
 receivable......          291,990                          291,990            0            0                0       291,990
 Investment in
 equipment notes
 receivable......       (7,837,750)                      (7,837,750)           0            0                0    (7,837,750)
 Collections on
 equipment notes
 receivable......        1,263,633                        1,263,633    1,783,240            0                0     3,046,873
 Decrease in
 restricted
 cash............                0                                0            0            0                0             0
 Increase in
 intangibles and
 other assets....       (6,281,069)                      (6,281,069)           0            0                0    (6,281,069)
                                 0                                0            0            0                0             0
 Other...........                0                                0      200,000            0                0       200,000
                      ------------  -------------     -------------  -----------    ---------    -------------  ------------
 Net cash
 provided by
 (used in)
 investing
 activities......     (277,338,756)  (140,414,844)     (417,753,600)   1,601,569     (236,372)         508,335  (415,880,068)
Cash Flows from
Financing
Activities:
 Subscriptions
 received from
 stockholders....      385,523,966                      385,523,966      966,115       51,830           50,100   386,592,011
 Contributions
 from limited
 partners........                0                                0            0            0                0             0
 Reimbursement of
 acquisition and
 stock issuance
 costs paid by
 related parties
 on behalf of the
 entity..........       (4,574,925)                      (4,574,925)           0            0                0    (4,574,925)
 Payment of stock
 issuance costs..      (34,579,650)                     (34,579,650)           0            0                0   (34,579,650)
 Proceeds from
 borrowing on
 line of
 credit/notes
 payable.........        7,692,040    12,634,544 (e)     20,326,584      198,296            0      413,555,624   434,080,504
 Payment on line
 of credit/notes
 payable.........           (8,039)                          (8,039)           0            0     (411,805,787) (411,813,826)
 Retirement of
 shares of common
 stock...........         (639,528)                        (639,528)           0            0                0      (639,528)
 Distributions to
 holders of
 minority
 interest........          (34,073)                         (34,073)           0            0                0       (34,073)
 Distributions to
 stockholders/limited
 partners .......      (39,449,149)             0       (39,449,149)  (9,364,488)           0                0   (48,813,637)
 Other...........          (95,101)                         (95,101)           0           24       (2,500,011)   (2,595,088)
                      ------------  -------------     -------------  -----------    ---------    -------------  ------------
 Net cash
 provided by
 (used in)
 financing
 activities......      313,835,541     12,634,544       326,470,085   (8,200,077)      51,854         (700,074)  317,621,788
 Net increase
 (decrease) in
 cash............       75,613,060   (104,787,937)      (29,174,877)     449,308     (335,688)       1,845,986   (27,215,271)
 Cash at
 beginning of
 year............       47,586,777                       47,586,777      264,000    1,298,261          680,092    49,829,130
                      ------------  -------------     -------------  -----------    ---------    -------------  ------------
 Cash at end of
 year............     $123,199,837  $(104,787,937)    $  18,411,900  $   713,308    $ 962,573    $   2,526,078  $ 22,613,859
                      ============  =============     =============  ===========    =========    =============  ============
                       Combining                     Historical     Merger
                       Pro Forma        Combined       Income      Pro Forma        Adjusted
                      Adjustments         APF          Funds      Adjustments       Pro Forma
                      --------------- ------------- ------------- --------------- --------------
Cash Flows from
Investing
Activities:
 Proceeds from
 sale of land,
 buildings,
 direct financing
 leases, and
 equipment.......                        2,385,941    17,221,106                     19,607,047
 Additions to
 land and
 buildings on
 operating
 leases..........     21,794,386 (h)  (319,340,168)   (2,304,586)                  (321,644,754)
 Investment in
 direct financing
 leases..........                      (47,115,435)     (959,640)                   (48,075,075)
 Investment in
 joint venture...                         (974,696)   (8,730,835)                    (9,705,531)
 Acquisition of
 businesses......       (848,347)(f)      (848,347)            0  (12,243,853)(g)   (19,254,200)
                                                                   (6,162,000)(g)
 Purchase of
 other
 investments.....                      (16,083,055)            0                    (16,083,055)
 Net loss in
 market value
 from investments
 in trading
 securities......                          295,514             0                        295,514
 Proceeds from
 retained
 interest and
 securities,
 excluding
 investment
 income..........                          212,821             0                        212,821
 Investment in
 mortgage notes
 receivable......                       (2,886,648)            0                     (2,886,648)
 Collections on
 mortgage note
 receivable......                          291,990       785,947                      1,077,937
 Investment in
 equipment notes
 receivable......                       (7,837,750)            0                     (7,837,750)
 Collections on
 equipment notes
 receivable......                        3,046,873             0                      3,046,873
 Decrease in
 restricted
 cash............                                0     2,054,030                      2,054,030
 Increase in
 intangibles and
 other assets....                       (6,281,069)            0                     (6,281,069)
                                                 0             0                              0
 Other...........                          200,000       194,644                        394,644
                      --------------- ------------- ------------- --------------- --------------
 Net cash
 provided by
 (used in)
 investing
 activities......     20,946,039      (394,934,029)    8,260,666  (18,405,853)     (405,079,216)
Cash Flows from
Financing
Activities:
 Subscriptions
 received from
 stockholders....                      386,592,011             0                    386,592,011
 Contributions
 from limited
 partners........                                0             0                              0
 Reimbursement of
 acquisition and
 stock issuance
 costs paid by
 related parties
 on behalf of the
 entity..........                       (4,574,925)            0                     (4,574,925)
 Payment of stock
 issuance costs..                      (34,579,650)            0                    (34,579,650)
 Proceeds from
 borrowing on
 line of
 credit/notes
 payable.........                      434,080,504             0   18,405,853(j)    452,486,357
 Payment on line
 of credit/notes
 payable.........                     (411,813,826)            0                   (411,813,826)
 Retirement of
 shares of common
 stock...........                         (639,528)            0                       (639,528)
 Distributions to
 holders of
 minority
 interest........                          (34,073)     (170,715)                      (204,788)
 Distributions to
 stockholders/limited
 partners .......              0       (48,813,637)  (54,151,978)           0      (102,965,615)
 Other...........                       (2,595,088)            0                     (2,595,088)
                      --------------- ------------- ------------- --------------- --------------
 Net cash
 provided by
 (used in)
 financing
 activities......              0       317,621,788   (54,322,693)  18,405,853       281,704,948
 Net increase
 (decrease) in
 cash............      6,397,899       (20,817,372)    1,038,968      699,867       (19,078,537)
 Cash at
 beginning of
 year............                       49,829,130    18,658,902                     68,488,032
                      --------------- ------------- ------------- --------------- --------------
 Cash at end of
 year............     $6,397,899      $ 29,011,758  $ 19,697,870  $   699,867     $  49,409,495
                      =============== ============= ============= =============== ==============

  See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS

 For the acquisitions of the Advisor, the CNL Financial Services Group and all
                              16 Income Funds

1. Basis of Presentation

   The Pro Forma Balance Sheet as of September 30, 1999 reflects the transactions of the acquisition of the Advisor and CNL Restaurant Financial Services Group as set forth in this consent solicitation. The Pro Forma Statements of Earnings for the nine months ended September 30, 1999, and for the year ended December 31, 1998, have been prepared to reflect (a) the issuance of additional shares and the property acquisitions completed from January 1, 1998 through October 31, 1999 and (b) the acquisition of the Advisor and CNL Restaurant Financial Services Group and the Acquisition of the Funds. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF and the historical combined financial information of the Advisor, CNL Restaurant Financial Services Group and the Income Funds and should be read in conjunction with the selected historical financial data and accompanying notes of APF, the Advisor the CNL Restaurant Financial Services Group and the Income Funds. The Pro Forma Balance Sheet was prepared as if the transactions described above occurred on September 30, 1999. The Pro Forma Statements of Earnings were prepared as if the transactions described above occurred as of January 1, 1998. The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results which would have occurred if the transactions described above had been consummated at the beginning of the period, nor does it purport to represent the future financial position or results of operations for future periods. In management's opinion, all material adjustments necessary to reflect the recurring effects of the transactions described above have been made.

   The Pro Forma Balance Sheet and Pro Forma Statement of Earnings assume that no Limited Partner elected the Note option. This assumption was chosen to show the maximum shares that would need to be issued and outstanding for each pro forma period presented.

   The Pro Forma Balance Sheet and Pro Forma Statements of Earnings assume the issuance of the APF Shares relating to the purchase of the Advisor and the CNL Restaurant Financial Services Group without regard to a provision that provides for 1,000,000 APF Shares to be placed in escrow pending achievement of certain levels of property acquisition and/or mortgage loan origination. This presentation was selected in order to present both the most dilutive results as well as what management believes is the most likely result based on current information.

2. Method of Accounting

   The acquisition of the CNL Restaurant Financial Services Group and the Income Funds will be accounted for under the purchase accounting method. APF will recognize goodwill to the extent that the purchase price exceeds the fair value of the net tangible assets acquired. As for the acquisition of the Advisor from a related party, APF expensed the costs incurred in acquiring the Advisor to the extent that the purchase price exceeded the fair value of the net tangible assets acquired. The excess purchase price was recorded as an expense on APF's consolidated statements of earnings.

   All significant intercompany balances and transactions between APF, the Advisor, the CNL Restaurant Financial Services Group and the Income Funds have been eliminated in the pro forma financial statements.

3. Reverse Stock Split

   In May 1999, the stockholders approved a proposal for a one-for-two reverse stock split at the annual stockholder meeting. All information relating to shares outstanding and per share information has been restated for all periods presented.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)
4. Adjustments to Pro Forma Balance Sheet

   The following describes the pro forma adjustments to the Pro Forma Balance Sheet as of September 30, 1999, as if the Acquisition was consummated on such date. For purposes of the pro forma financial statements, it is assumed that at a special meeting of stockholders for APF, the stockholders of APF approved a proposal for an amendment to its Articles of Incorporation to increase the number of authorized shares to an amount necessary to enable APF to issue the shares for the Acquisition.

   (A) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma properties acquired from October 1, 1999 through October 31, 1999 as if these properties had been acquired on September 30, 1999.

   (B) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma cash needed to pay transaction costs related to the Acquisition.

   (C) Represents the effect of recording the Acquisition using the purchase accounting method.

                                                                      Funds
                                                                   ------------
Fair Value of Consideration Received.............................. $538,493,774
                                                                   ============
Share Consideration............................................... $520,087,921
Cash Consideration................................................    6,162,000
APF Transaction Costs.............................................   12,243,853
                                                                   ------------
Total Purchase Price.............................................. $538,493,774
                                                                   ============
Allocation of Purchase Price:
Net Assets--Historical............................................ $440,260,706
Purchase Price Adjustments:
 Land and buildings on operating leases...........................   82,160,966
 Net investment in direct financing leases........................   20,963,187
 Investment in joint ventures.....................................   14,528,459
 Accrued rental income............................................  (18,657,428)
 Intangibles and other assets.....................................     (762,116)
                                                                   ------------
    Total Allocation.............................................. $538,493,774
                                                                   ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

   APF did not acquire any intangibles as part of the Acquisition. The entry was as follows:

Partners' Capital....................................... 440,260,706
  Land and buildings on operating leases................  82,160,966
  Net investment in direct financing leases.............  20,963,187
  Investment in joint ventures..........................  14,528,459
    Accrued rental income...............................              18,657,428
    Intangibles and other assets........................                 762,116
    Cash to pay APF Transaction costs...................              12,243,853
    Cash consideration to Income Funds..................               6,162,000
    APF Common Stock....................................                 270,351
    APF Capital in excess of par value..................             519,817,570
  (To record the acquisition of the Income Funds)

   (D) Represents the elimination by the Income Funds of $907,272 in related party payables recorded as receivables by APF.

5. Adjustments to Pro Forma Statements of Earnings

   (I) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the nine months ended September 30, 1999, as if the Acquisition was consummated as of January 1, 1998.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (a) Represents rental and earned income of $3,463,636 and depreciation expense of $526,362 as if properties that had been operational when they were acquired by APF from January 1, 1999 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any properties for the periods prior to their construction completion and availability for occupancy.

     (b) Represents the elimination of intercompany fees between APF, the Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

       Origination fees from affiliates.......................... $ (1,114,158)
       Secured equipment lease fees..............................      (77,317)
       Advisory fees.............................................     (169,050)
       Reimbursement of administrative costs.....................     (513,524)
       Acquisition fees..........................................   (6,144,317)
       Underwriting fees.........................................      (93,676)
       Administrative, executive and guarantee fees..............     (631,444)
       Servicing fees............................................     (815,864)
       Development fees..........................................      (56,352)
       Management fees...........................................   (2,652,429)
                                                                  ------------
         Total................................................... $(12,268,131)
                                                                  ============

     (c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corp. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the nine months ended September 30, 1999 of $2,009,188 are being deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

     (d) Represents the amortization of the loan origination fees received by CNL Financial Services Inc. from borrowers during the nine months ended September 30, 1999 and the year ended December 31, 1998, which were deferred for pro forma purposes as described in 5(I)(c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

       Interest income............................................ $   255,817

     (e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

       General and administrative costs........................... $(1,171,791)

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

       Management fees............................................ $(2,652,429)
       Administrative executive and guarantee fees................    (631,444)
       Servicing fees.............................................    (815,864)
       Advisory fees..............................................    (169,050)
                                                                   -----------
                                                                   $(4,268,787)
                                                                   ===========

     (g) Represents the elimination of $1,207,834 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

     (h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group.

       Amortization of goodwill................................... $ 1,668,068

     (i) Represents the elimination of $2,537,031 in provisions for federal income taxes as a result of the merger of the Advisor and the CNL Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

     (j) Represents $830,622 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Funds as if the leases had been acquired as of January 1, 1998.

     (k) Represents the elimination of fees between the Advisor and the
  Funds:

       Management fees.............................................. $(169,025)
       Reimbursement of administrative costs........................  (643,756)
                                                                     ---------
                                                                     $(812,781)
                                                                     =========

     (l) Represents the elimination of $643,756 in administrative costs reimbursed by the Income Funds to the Advisor.

     (m) Represents savings of $534,421 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

     (n) Represents the elimination of $169,025 in management fees by the Income Funds to the Advisor.

     (o) Represents additional state income taxes of $411,779 resulting from assuming that acquisitions of properties that had been operational when APF acquired them from January 1, 1999 through October 31, 1999 had been acquired as of January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Funds had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

     (p) Represents an increase in depreciation expense of $1,386,988 as a result of adjusting the historical basis of the real estate wholly owned by the Income Funds to fair value as a result of accounting

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued) for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $349,544 as a result of adjusting the historical basis of the real estate owned by the Income Funds, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Funds is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (r) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved a proposal for a one-for-two reverse stock split and a proposal to increase the number of authorized common shares of APF as of January 1, 1998.

     (s) Represents the reversal of the Advisor acquisition expense recorded historically by APF in September 1999 as a result of acquiring the Advisor. The reversal is made to pro forma the acquisition as if it had occurred as of January 1, 1998.

     (t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

     (u) Represents the period from January 1, 1999 through August 31, 1999. This entity was acquired by APF on September 1, 1999.

     (v) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

   (II) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the year ended December 31, 1998, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents rental and earned income of $23,634,708, and depreciation expense of $3,257,386 as if properties that had been operational when they were acquired by APF from January 1, 1998 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any properties for the periods prior to their construction completion and availability for occupancy.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (b) Represents the elimination of intercompany fees between APF, the Income Funds, the Advisor and the CNL Restaurant Financial Services Group:

       Origination fees from affiliates.......................... $ (1,773,406)
       Secured equipment lease fees..............................      (54,998)
       Advisory fees.............................................     (305,030)
       Reimbursement of administrative costs.....................     (408,762)
       Acquisition fees..........................................  (21,794,386)
       Underwriting fees.........................................     (388,491)
       Administrative, executive and guarantee fees..............   (1,233,043)
       Servicing fees............................................   (1,570,331)
       Development fees..........................................     (229,153)
       Management fees...........................................   (1,851,004)
                                                                  ------------
         Total................................................... $(29,608,604)
                                                                  ============

     (c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corp. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the year ended December 31, 1998 of $3,107,164 are being deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

     (d) Represents the amortization of the loan origination fees received by CNL Financial Services, Inc. from borrowers during the year ended December 31, 1998, which were deferred for pro forma purposes as described in 5(II)(c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

       Interest income............................................. $    207,144

     (e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

       General and administrative costs.......................... $ (4,241,719)

     (f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

       Management fees............................................ $(1,851,004)
       Administrative executive and guarantee fees................  (1,233,043)
       Servicing fees.............................................  (1,269,357)
       Advisory fees..............................................    (305,030)
                                                                   -----------
                                                                   $(4,658,434)
                                                                   ===========

     (g) Represents the elimination of $2,161,897 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group.

       Amortization of goodwill.................................... $2,502,102

     (i) Represents the elimination of $6,898,434 in provisions for federal income taxes as a result of the merger of the Advisor and the CNL
  Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

     (j) Represents $1,107,494 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the lease acquired from the Income Funds as if the leases had been acquired as of January 1, 1998.

     (k) Represents the elimination of fees between the Advisor and the
  Funds:

       Management fees............................................. $ (226,177)
       Reimbursement of administrative costs.......................   (511,721)
                                                                    ----------
                                                                    $ (737,898)
                                                                    ==========

     (l) Represents the elimination of $511,721 in administrative costs reimbursed by the Income Funds to the Advisor.

     (m) Represents savings of $696,259 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

     (n) Represents the elimination of $226,177 in management fees by the Income Funds to the Advisor.

     (o) Represents additional state income taxes of $168,125 resulting from assuming that acquisitions of properties that had been operational when APF acquired them from January 1, 1998 through October 31, 1999 had been acquired as of January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Funds had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

     (p) Represents an increase in depreciation expense of $1,849,317 as a result of adjusting the historical basis of the real estate owned indirectly by the Income Fund through joint venture or tenancy in common arrangements with affiliates or unrelated third parties, to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $466,056 as a result of adjusting the historical basis of the real estate owned by the Income Funds, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Funds under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Funds is being depreciated using the straight-line method over the remaining useful lives of the properties.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (r) Represents the decrease in depreciation expense of $340,898 as a result of eliminating acquisition fees (see 4(II)(b)) between APF and the Advisor which on a historical basis were capitalized as part of the basis of the building.

     (s) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved a one-for-two stock split proposal and a proposal to increase the number of authorized common shares of APF as of January 1, 1998.

     (t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

     (u) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

6. Adjustments to Pro Forma Statement of Cash Flows

   (I) The following describes the pro forma adjustments to the Pro Forma Statement of Cash Flows for the six months ended September 30, 1999, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents pro forma adjustments to net income.

     (b) Represents add back of pro forma depreciation expense to net income.

     (c) Represents add back of pro forma amortization of goodwill expense to net income.

     (d) Represents adjustment of equity in earnings to net income.

     (e) Represents the elimination of acquisition fees paid to the Advisor and capitalized on a historical basis as part of the cost of land and building.

     (f) Represents the reversal of historical cash used for property acquisitions from January 1, 1999 through September 30, 1999 for properties that had been operational upon acquisition by APF since it is assumed that these properties had been acquired as of January 1, 1998.

     (g) Represents add back of historical Advisor acquisition expense since it is assumed that the acquisition of the Advisor had occurred as of January 1, 1998.

     (h) Represents the pro forma change in accounts payable as a result of reversing transaction costs related to the Acquisition since it is assumed that the Acquisition had occurred as of January 1, 1998.

     (i) Represents the period from January 1, 1999 through August 31, 1999. This entity was acquired by APF on September 1, 1999.

  (II) The following describes the pro forma adjustments to the Pro Forma Statement of Cash Flows for the year ended December 31, 1998, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents pro forma adjustments to net income.

     (b) Represents add back of pro forma depreciation expense to net income.

     (c) Represents add back of pro forma amortization of goodwill expense to net income.

     (d) Represents adjustment of equity in earnings to net income.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                  PRO FORMA FINANCIAL STATEMENTS--(Continued)

     (e) Represents amounts borrowed under APF's credit facility from October 1, 1999 through October 31, 1999 to acquire properties that had been operational upon acquisition by APF since it is assumed that these properties had been acquired on January 1, 1998.

     (f) Represents the use of cash by APF to pay the transaction costs allocated to the acquisition of the Advisor and Restaurant Financial Group.

     (g) Represents the use of cash i) to pay for the cash consideration proposed in the offer to acquire the Funds and ii) to pay the transaction costs allocated to the acquisition of the Income Funds.

     (h) Represents the elimination of acquisition fees paid to the Advisor and capitalized on a historical basis as part of the cost of land and building.

     (i) Represents the adjustment for property acquisitions from January 1, 1999 through September 30, 1999 for properties that had been operational upon acquisition by APF as if these properties had been acquired on January 1, 1998.

     (j) Represents amounts borrowed under APF's credit facility to pay transaction costs related to the Acquisition.

     (k) Represents the pro forma change in accounts payable as a result of reversing transaction costs related to the Acquisition since it is assumed that the Acquisition had occurred as of January 1, 1998.

    Non-cash Investing Activities

     APF issued shares of its common stock to acquire the Advisor, CNL Restaurant Financial Services Group and the Income Funds.

                             CNL INCOME FUND, LTD.

               INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

Unaudited Pro Forma Financial Information...............................  F-490

Unaudited Pro Forma Balance Sheet--As of September 30, 1999.............  F-491

Unaudited Pro Forma Statement of Earnings--For the Nine Months Ended
 September 30, 1999 ....................................................  F-493

Unaudited Pro Forma Statement of Earnings--For the Year Ended December
 31, 1998 ..............................................................  F-495

Unaudited Pro Forma Statement of Cash Flows--For the Nine Months Ended
 September 30, 1999 ....................................................  F-497

Unaudited Pro Forma Statement of Cash Flows--For the Year Ended December
 31, 1998...............................................................  F-499

Notes and Management's Assumptions to Unaudited Pro Forma Financial
 Statements.............................................................  F-501

                UNAUDITED PRO FORMA FINANCIAL INFORMATION OF APF

   For The Acquisitions Of The Advisor, The CNL Restaurant Financial Services
                                   Group And
                             CNL Income Fund, Ltd.

   The following unaudited pro forma financial information with respect to APF gives effect to the acquisition by APF of properties in the ordinary course of business, the acquisition of CNL Fund Advisors, Inc. (the "Advisor" or "CFA") and the CNL Restaurant Financial Services Group, and the acquisition of the Income Fund (the acquisition of the Income Fund is referred to as the "Acquisition"), and is based on estimates and assumptions set forth below in the notes to such information which included pro forma adjustments. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF, the historical combined financial information of the Income Fund, the Advisor and CNL Restaurant Financial Services Group (shown separately as CNL Financial Services, Inc. ("CFS") and CNL Financial Corporation ("CFC")) and should be read in conjunction with the selected historical financial data and accompanying notes of APF, Income Fund, Advisor and CNL Restaurant Financial Services Group. The pro forma balance sheet assumes that the Acquisition occurred on September 30, 1999, and the pro forma consolidated statements of earnings and statements of cash flows assume that the acquisition of properties by APF from January 1, 1998 through October 31, 1999, the acquisition of the Advisor, the CNL Restaurant Financial Services Group and the Acquisition had occurred as of January 1, 1998.

   The Pro Forma Balance Sheet and Pro Forma Statement of Earnings assume that no Limited Partners elected to receive notes in the Acquisition. The assumption was chosen to show the maximum shares that would need to be issued and outstanding for each pro forma period presented.

   This unaudited pro forma financial information does not purport to be indicative of the results which actually would have been obtained if the Acquisition had been effected on the dates indicated or of the results which may be obtained in the future.



   See accompanying notes and management's assumptions to unaudited pro forma financial statements.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                       UNAUDITED PRO FORMA BALANCE SHEET

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

                         As of September 30, 1999

                                        Property                                   Historical
                                      Acquisition                                     CNL        Historical
                        Historical     Pro Forma                      Historical   Financial    CNL Financial
                           APF        Adjustments        Subtotal      Advisor   Services, Inc.     Corp.        Subtotal
                      --------------  ------------    --------------  ---------- -------------- ------------- --------------
ASSETS:
Land and Building on
 operating leases
 (net
 depreciation)......  $  612,738,338  $ 12,634,544(A) $  625,372,882     $ 0          $ 0            $ 0      $  625,372,882
Net Investment in
 Direct Financing
 Leases.............     143,742,922             0       143,742,922       0            0              0         143,742,922
Mortgages and Notes
 Receivable.........     122,299,192             0       122,299,192       0            0              0         122,299,192
Other Investments...      52,773,100             0        52,773,100       0            0              0          52,773,100
Investment In Joint
 Ventures...........       1,078,832             0         1,078,832       0            0              0           1,078,832
Cash and Cash
 Equivalents........       5,695,904             0         5,695,904       0            0              0           5,695,904

Restricted
 Cash/Certificates
 of Deposit.........               0             0                 0       0            0              0                   0
Receivables (net
 allowances)/Due
 from Related
 Party..............       2,381,997             0         2,381,997       0            0              0           2,381,997
Accrued Rental
 Income.............       7,037,556             0         7,037,556       0            0              0           7,037,556
Other Assets........      27,270,434             0        27,270,434       0            0              0          27,270,434
Goodwill............      49,833,539             0        49,833,539       0            0              0          49,833,539
                      --------------  ------------    --------------     ---          ---            ---      --------------
 Total Assets.......  $1,024,851,814  $ 12,634,544    $1,037,486,358     $ 0          $ 0            $ 0      $1,037,486,358
                      ==============  ============    ==============     ===          ===            ===      ==============
LIABILITIES AND EQUITY:
Accounts Payable and
 Accrued
 Liabilities........  $    6,010,633  $          0    $    6,010,633     $ 0          $ 0            $ 0      $    6,010,633
Accrued Construction
 Costs Payable......      13,167,931             0        13,167,931       0            0              0          13,167,931
Distributions
 Payable............               0             0                 0       0            0              0                   0
Due to Related
 Parties............       2,916,161             0         2,916,161       0            0              0           2,916,161
Income Tax Payable..               0             0                 0       0            0              0                   0
Line of Credit/Notes
 Payable/Warehouse
 Facility...........     300,484,588    12,634,544(A)    313,119,132       0            0              0         313,119,132
Deferred Income.....       3,228,909             0         3,228,909       0            0              0           3,228,909
Rents Paid in
 Advance............       1,417,663             0         1,417,663       0            0              0           1,417,663
Minority Interest...         892,836             0           892,836       0            0              0             892,836
Common Stock........         434,958             0           434,958       0            0              0             434,958
Common Stock--
 Class A............               0             0                 0       0            0              0                   0
Common Stock--
 Class B............               0             0                 0       0            0              0                   0
Accumulated Other
 Comprehensive
 Loss...............        (215,934)            0          (215,934)      0            0              0            (215,934)
Additional Paid-in-
 capital............     792,885,350             0       792,885,350       0            0              0         792,885,350

Accumulated
 distributions in
 excess of net
 earnings...........     (96,371,281)            0       (96,371,281)      0            0              0         (96,371,281)


Partners' Capital...               0             0                 0       0            0              0                   0
                      --------------  ------------    --------------     ---          ---            ---      --------------
 Total Liabilities
  and Equity........  $1,024,851,814  $ 12,634,544    $1,037,486,358     $ 0          $ 0            $ 0      $1,037,486,358
                      ==============  ============    ==============     ===          ===            ===      ==============
Wtd. Avg. Shares
 Outstanding              38,023,623
                      ==============
Shares Outstanding        43,495,919
                      ==============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

                         As of September 30, 1999


                           Combining
                           Pro Forma     Combined      Historical CNL    Pro Forma          Adjusted
                          Adjustments      APF        Income Fund, Ltd. Adjustments        Pro Forma
                          ----------- --------------  ----------------- ------------     --------------
ASSETS:
Land and Building on
 operating leases
 (net depreciation).....      $ 0     $  625,372,882     $7,421,773     $  2,395,158 (C) $  635,189,813
Net Investment in Direct
 Financing Leases.......        0        143,742,922              0          611,119 (C)    144,354,041
Mortgages and Notes
 Receivable.............        0        122,299,192              0                0        122,299,192
Other Investments.......        0         52,773,100              0                0         52,773,100
Investment In Joint
 Ventures...............        0          1,078,832        827,584          423,534 (C)      2,329,950
Cash and Cash
 Equivalents............        0          5,695,904        159,163      (12,243,853)(C)      5,855,067
                                                                            (153,000)(C)
                                                                          12,396,853 (B)
Restricted
 Cash/Certificates of
 Deposit................        0                  0              0                0                  0
Receivables (net
 allowances)/Due from
 Related Party..........        0          2,381,997         11,163          (92,257)(D)      2,300,903
Accrued Rental Income...        0          7,037,556         32,382          (32,382)(C)      7,037,556
Other Assets............        0         27,270,434         32,344          (32,344)(C)     27,270,434
Goodwill................        0         49,833,539              0                0         49,833,539
                              ---     --------------     ----------     ------------     --------------
 Total Assets...........      $ 0     $1,037,486,358     $8,484,409     $  3,272,828     $1,049,243,595
                              ===     ==============     ==========     ============     ==============
LIABILITIES AND EQUITY:
Accounts Payable and
 Accrued Liabilities....      $ 0     $    6,010,633     $   74,063     $          0     $    6,084,696
Accrued Construction
 Costs Payable..........        0         13,167,931              0                0         13,167,931
Distributions Payable...        0                  0        266,982                0            266,982
Due to Related Parties..        0          2,916,161         92,257          (92,257)(D)      2,916,161
Income Tax Payable......        0                  0              0                0                  0
Line of Credit/Notes
 Payable/Warehouse
 Facility...............        0        313,119,132              0       12,396,853 (B)    325,515,985
Deferred Income.........        0          3,228,909              0                0          3,228,909
Rents Paid in Advance...        0          1,417,663         32,150                0          1,449,813
Minority Interest.......        0            892,836              0                0            892,836
Common Stock............        0            434,958              0            5,712 (C)        440,670
Common Stock--Class A...        0                  0              0                0                  0
Common Stock--Class B...        0                  0              0                0                  0
Accumulated Other
 Comprehensive Loss.....        0           (215,934)             0                0           (215,934)
Additional Paid-in-
 capital................        0        792,885,350              0       10,966,488 (C)    803,851,838
Accumulated
 distributions in excess
 of net earnings........        0        (96,371,281)             0      (11,985,011)(C)   (108,356,292)
Partners' Capital.......        0                  0      8,018,957       (8,018,957)(C)              0
                              ---     --------------     ----------     ------------     --------------
 Total Liabilities and
  Equity................        0     $1,037,486,358     $8,484,409     $  3,272,828     $1,049,243,595
                              ===     ==============     ==========     ============     ==============
Wtd. Avg. Shares
 Outstanding                                                                                 44,066,568
                                                                                         ==============
Shares Outstanding                                                                           44,067,149
                                                                                         ==============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and CNL Income Fund, Ltd.

               For the Nine Months Ended September 30, 1999

                                                                                      (u)
                                         Property                                  Historical        (u)
                                       Acquisition                      (u)           CNL        Historical
                         Historical     Pro Forma                   Historical     Financial    CNL Financial
                             APF       Adjustments      Subtotal      Advisor    Services, Inc.     Corp.        Subtotal
                        -------------  ------------   ------------  -----------  -------------- -------------  ------------
Revenues:
 Rental and Earned
  Income..............  $  44,020,989   $3,463,636(a) $ 47,484,625  $         0    $        0   $          0   $ 47,484,625
 Fees.................              0            0               0   13,694,426     4,552,151              0     18,246,577
 Interest and Other
  Income..............      8,060,259            0       8,060,259      118,080       332,119     15,907,703     24,418,161
                        -------------   ----------    ------------  -----------    ----------   ------------   ------------
 Total Revenue........     52,081,248    3,463,636      55,544,884   13,812,506     4,884,270     15,907,703   $ 90,149,363
Expenses:
 General and
  Administrative
  Expenses............      4,105,618            0       4,105,618    9,056,040     3,591,938        507,036     17,260,632
 Advisory Fees........      2,478,534            0       2,478,534            0             0      1,790,253      4,268,787
 Fees Paid to Related
  Parties.............              0            0               0      128,377     1,114,158              0      1,242,535
 Interest.............      3,584,675      663,314(v)    4,247,989      125,852             0     18,043,235     22,417,076
 State Taxes..........        558,216            0         558,216            0             0              0        558,216
 Depreciation--Other..              0            0               0      104,113        74,830              0        178,943
 Depreciation--
  Property............      6,010,128      526,362(a)    6,536,490            0             0              0      6,536,490
 Amortization.........        256,970            0         256,970           48             0              0        257,018
 Advisor Acquisition
  Expense.............     76,384,337                   76,384,337            0             0              0     76,384,337
 Transaction Costs....      1,103,951            0       1,103,951            0             0              0      1,103,951
                        -------------   ----------    ------------  -----------    ----------   ------------   ------------
 Total Expenses.......     94,482,429    1,189,676      95,672,105    9,414,430     4,780,926     20,340,524    130,207,985
Operating Earnings
 (Losses) Before
 Equity in Earnings of
 Joint
 Ventures/Minority
 Interests,
 Gain/(Loss) on Sale
 of Properties and
 Provision for Losses
 on Properties
 Unrealized Loss on
 Mortgage Notes.......    (42,401,181)   2,273,960     (40,127,221)   4,398,076       103,344     (4,432,821)   (40,058,622)

 Equity Earnings of
  Joint
  Ventures/Minority
  Interest ...........         47,279            0          47,279            0             0              0         47,279
 Gain/(Loss) on Sale
  of Properties.......       (570,806)           0        (570,806)           0             0              0       (570,806)
 Provision For Loss on
  Properties/Unrealized
  Loss on Mortgage
  Notes...............       (403,618)           0        (403,618)           0             0     (7,513,510)    (7,917,128)
                        -------------   ----------    ------------  -----------    ----------   ------------   ------------
Net Earnings (Losses)
 Before Income Taxes..    (43,328,326)   2,273,960     (41,054,366)   4,398,076       103,344    (11,946,331)   (48,499,277)
 Benefit/(Provision)
  for Income Taxes....              0            0               0   (1,737,244)      (40,722)     4,314,997      2,537,031
                        -------------   ----------    ------------  -----------    ----------   ------------   ------------
Net Earnings
 (Losses).............  $ (43,328,326)  $2,273,960    $(41,054,366) $ 2,660,832    $   62,622   $ (7,631,334)  $(45,962,246)
                        =============   ==========    ============  ===========    ==========   ============   ============
Earnings(Loss) Per
 Share/Unit...........  $       (1.14)  $      n/a    $        n/a  $       n/a    $      n/a   $        n/a   $        n/a
                        =============   ==========    ============  ===========    ==========   ============   ============
Wtd. Avg. Shares
 Outstanding..........     38,023,623            0      38,023,623          n/a           n/a            n/a     38,023,623
                        =============   ==========    ============  ===========    ==========   ============   ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

               For the Nine Months Ended September 30, 1999

                                                            Historical
                           Combining                           CNL
                           Pro Forma            Combined      Income    Pro Forma           Adjusted
                          Adjustments              APF      Fund, Ltd. Adjustments          Pro Forma
                          ------------         -----------  ---------- -----------         -----------
Revenues:
 Rental and Earned
  Income................  $          0         $47,484,625   $730,797  $    16,606 (j)     $48,232,028
 Fees...................   (14,277,319)(b),(c)   3,969,258          0      (26,362)(k)       3,942,896
 Interest and Other
  Income................       255,817 (d)      24,673,978      6,625            0          24,680,603
                          ------------         -----------   --------  -----------         -----------
 Total Revenue..........   (14,021,502)         76,127,861    737,422       (9,756)         76,855,527
Expenses:
 General and
  Administrative........    (1,171,791)(e)      16,088,841     78,161      (48,289)(l),(m)  16,118,713
 Management and Advisory
  Fees..................    (4,268,787)(f)               0          0            0 (n)               0
 Fees Paid to Related
  Parties...............    (1,207,834)(g)          34,701          0            0              34,701
 Interest Expense.......             0          22,417,076          0      650,835 (v)      23,067,911
 State Taxes............             0             558,216      5,968        8,718 (o)         572,902
 Depreciation--Other....             0             178,943          0            0             178,943
 Depreciation--
  Property..............             0           6,536,490    152,415       77,088 (p)       6,765,993
 Amortization...........     1,668,068 (h)       1,925,086      1,875            0           1,926,961
 Advisor Acquisition
  Expense...............   (76,384,337)(s)               0          0            0                   0
 Transaction Costs......             0           1,103,951     77,455   (1,181,406)(t)               0
                          ------------         -----------   --------  -----------         -----------
 Total Expenses.........  (81,364,681)          48,843,304    315,874     (493,054)         48,666,124
Operating Earnings
 (Losses) Before Equity
 in Earnings of Joint
 Ventures/Minority
 Interests, Gain/(Loss)
 on Sale of Properties
 and Provision for
 Losses on Properties
 Unrealized Loss on
 Mortgage Notes.........    67,343,179          27,284,557    421,548      483,298          28,189,403
 Equity Earnings of
  joint
  Ventures/Minority
  Interest .............             0              47,279     71,336       (6,577)(q)         112,038
 Gain/(Loss) on Sale of
  Properties............             0            (570,806)         0            0            (570,806)
 Provision For Loss on
  Properties/Unrealized
  Loss on Mortgage
  Notes.................             0          (7,917,128)         0            0          (7,917,128)
                          ------------         -----------   --------  -----------         -----------
Net Earnings (Losses)
 Before
 Benefit/(Provision) for
 Federal Income Taxes...    67,343,179          18,843,902    492,884      476,721          19,813,507
 Benefit/(Provision) for
  Federal Income Taxes..    (2,537,031) (i)              0          0            0                   0
                          ------------         -----------   --------  -----------         -----------
Net Earnings (Losses)...  $ 64,806,148         $18,843,902   $492,884  $   476,721         $19,813,507
                          ============         ===========   ========  ===========         ===========
Earnings (Loss) Per
 Share/Unit.............  $        n/a         $       n/a   $  16.43  $       n/a         $      0.45
                          ============         ===========   ========  ===========         ===========
Wtd. Avg. Shares
 Outstanding............     5,471,715          43,495,338        n/a      571,230          44,066,568(r)
                          ============         ===========   ========  ===========         ===========

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

                      For the Year Ended December 31, 1998

                                         Property                                  Historical
                                       Acquisition                                    CNL        Historical
                          Historical    Pro Forma                   Historical     Financial    CNL Financial
                              APF      Adjustments      Subtotal      Advisor    Services, Inc.     Corp.       Subtotal
                          -----------  ------------    -----------  -----------  -------------- ------------- ------------
Revenues:
 Rental and Earned
  Income................  $33,129,661  $23,634,708(a)  $56,764,369  $         0     $       0     $        0  $ 56,764,369
 Fees...................            0            0               0   28,904,063     6,619,064        418,904    35,942,031
 Interest and Other
  Income................    9,057,376            0       9,057,376      145,016       574,078     22,238,311    32,014,781
                          -----------  -----------     -----------  -----------    ----------    -----------  ------------
 Total Revenue..........   42,187,037   23,634,708      65,821,745   29,049,079     7,193,142     22,657,215   124,721,181
Expenses:
 General and
  Administrative........    2,798,481            0       2,798,481    9,843,409     6,114,276      1,425,109    20,181,275
 Advisory Fees..........    1,851,004            0       1,851,004            0             0      2,807,430     4,658,434
 Fees to Related
  Parties...............            0            0               0    1,247,278     1,773,406              0     3,020,684
 Interest...............            0      642,345(u)      642,345      148,415             0     21,350,174    22,140,934
 State Taxes............      548,320            0         548,320       19,126             0              0       567,446
 Depreciation--Other....            0            0               0      119,923        79,234              0       199,157
 Depreciation--
  Property..............    4,042,290    3,257,386(a)    7,299,676            0             0              0     7,299,676
 Amortization...........       11,808            0          11,808       57,077             0         95,116       164,001
 Transaction Costs......      157,054            0         157,054            0             0              0       157,054
                          -----------  -----------     -----------  -----------    ----------    -----------  ------------
 Total Expenses.........    9,408,957    3,899,731      13,308,688   11,435,228     7,966,916     25,677,829    58,388,661
Operating Earnings
 (Losses) Before Equity
 in Earnings of Joint
 Ventures/Minority
 Interests, Gain on Sale
 of Properties,
 Provision for Losses on
 Properties and Other
 Expenses...............   32,778,080   19,734,977      52,513,057   17,613,851      (773,774)    (3,020,614) $ 66,332,520
 Equity in Earnings of
  Joint Venture/Minority
  Interest..............      (14,138)           0         (14,138)           0             0              0       (14,138)
 Gain on Sale of
  Properties............            0            0               0            0             0              0             0
 Gain on
  Securitization........            0            0               0            0             0      3,694,351     3,694,351
 Other Expenses.........            0            0               0            0             0              0             0
 Provision For Loss on
  Properties............     (611,534)           0        (611,534)           0             0              0      (611,534)
                          -----------  -----------     -----------  -----------    ----------    -----------  ------------
Net Earnings (Losses)
 Before Income Taxes....   32,152,408   19,734,977      51,887,385   17,613,851      (773,774)       673,737    69,401,199
 Benefit/(Provision) for
  Income Taxes..........            0            0               0   (6,957,472)      305,641       (246,603)   (6,898,434)
                          -----------  -----------     -----------  -----------    ----------    -----------  ------------
Net Earnings (Losses)...  $32,152,408  $19,734,977     $51,887,385  $10,656,379    $ (468,133)   $   427,134  $ 62,502,765
                          ===========  ===========     ===========  ===========    ==========    ===========  ============
Earnings Per
 Share/Unit.............  $      1.21  $       n/a     $       n/a  $       n/a    $      n/a    $       n/a  $        n/a
                          ===========  ===========     ===========  ===========    ==========    ===========  ============
Wtd. Avg. Shares
 Outstanding............   26,648,219    7,757,177      34,405,396          n/a           n/a            n/a    34,405,396
                          ===========  ===========     ===========  ===========    ==========    ===========  ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

                      For the Year Ended December 31, 1998

                           Combining                        Historical
                           Pro Forma            Combined    CNL Income  Pro Forma          Adjusted
                          Adjustments              APF      Fund, Ltd. Adjustments         Pro Forma
                          ------------         -----------  ---------- -----------        -----------
Revenues:
 Rental and Earned
  Income................  $          0         $56,764,369  $1,037,485  $  22,141 (j)     $57,823,995
 Fees...................   (32,715,768)(b),(c)   3,226,263           0    (19,424)(k)       3,206,839
 Interest and Other
  Income................       207,144 (d)      32,221,925      21,087          0          32,243,012
                          ------------         -----------  ----------  ---------         -----------
 Total Revenue..........   (32,508,624)         92,212,557   1,058,572      2,717          93,273,846
Expenses:
 General and
  Administrative........    (4,241,719)(e)      15,939,556     108,159    (45,732)(l),(m)  16,001,983
 Advisory Fees..........    (4,658,434)(f)               0           0          0 (n)               0
 Fees to Related
  Parties...............    (2,161,897)(g)         858,787           0          0             858,787
 Interest...............             0          22,140,934           0    515,131 (u)      22,656,065
 State Taxes............             0             567,446       4,450      3,559 (o)         575,455
 Depreciation--Other....             0             199,157           0          0             199,157
 Depreciation--
  Property..............      (340,898)(r)       6,958,778     206,181    102,785 (p)       7,267,744
 Amortization...........     2,502,102 (h)       2,666,103      62,079          0           2,728,182
 Transaction Costs......             0             157,054       7,322   (164,376)(t)               0
                          ------------         -----------  ----------  ---------         -----------
 Total Expenses.........    (8,900,846)         49,487,815     388,191    411,367          50,287,373
Operating Earnings
 (Losses) Before Equity
 in Earnings of Joint
 Ventures/Minority
 Interests, Gain (Loss)
 on Sale of Properties,
 Gain on Securitization,
 Provision for Losses on
 Properties and Other
 Expenses...............   (23,607,778)         42,724,742     670,381   (408,650)         42,986,473
 Equity in Earnings of
  Joint Venture/Minority
  Interest..............             0             (14,138)     95,252     (8,769)(q)          72,345
 Gain on Sale of
  Properties............             0                   0     235,804          0             235,804
 Gain (Loss) on
  Securitization........             0           3,694,351           0          0           3,694,351
 Other Expenses.........             0                   0           0          0                   0
 Provision For Losses on
  Properties............             0            (611,534)          0          0            (611,534)
                          ------------         -----------  ----------  ---------         -----------
Net Earnings (Losses)
 Before Income Taxes....   (23,607,778)         45,793,421   1,001,437   (417,419)         46,377,439
 Benefit/(Provision) for
  Income Taxes..........     6,898,434 (i)               0           0          0                   0
                          ------------         -----------  ----------  ---------         -----------
Net Earnings (Losses)...  $(16,709,344)        $45,793,421  $1,001,437  $(417,419)        $46,377,439
                          ============         ===========  ==========  =========         ===========
Earnings Per
 Share/Unit.............  $        n/a         $       n/a  $    33.38  $     n/a         $      1.13
                          ============         ===========  ==========  =========         ===========
Wtd. Avg. Shares
 Outstanding............     6,150,000          40,555,396         n/a    571,230          41,126,626 (s)
                          ============         ===========  ==========  =========         ===========

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA STATEMENT OF CASH FLOWS

   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                      Group and CNL Income Fund, Ltd.

               For the Nine Months Ended September 30, 1999

                                                                                     (i)
                                                                                  Historical       (i)
                                         Property                                    CNL       Historical
                                       Acquisition                       (i)      Financial        CNL
                         Historical     Pro Forma                     Historical  Services,     Financial
                             APF       Adjustments        Subtotal     Advisor       Inc.         Corp.        Subtotal
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
Cash Flows from
 Operating Activities:
 Net Income (loss)....  $ (43,328,326) $  2,273,960 (a) $(41,054,366) $2,660,832  $   62,622  $  (7,631,334) $(45,962,246)
 Adjustments to reconcile net income
  to net cash provided by operating
  activities:
 Depreciation.........      6,010,128       526,362 (b)    6,536,490     104,113      74,830              0     6,715,433
 Amortization
  expense.............        256,970             0          256,970          48           0      2,420,628     2,677,646
 Advisor acquisition
  expense.............     76,384,337             0       76,384,337           0           0              0    76,384,337
 Minority interest in
  income of
  consolidated joint
  venture.............         25,618             0           25,618           0           0              0        25,618
 Equity in earnings of
  joint ventures, net
  of distributions....         26,711             0           26,711           0           0              0        26,711
 Loss (gain) on sale
  of land, buildings,
  and net investment
  in direct financing
  leases..............        570,806             0          570,806           0           0              0       570,806
 Provision for loss on
  land, buildings, and
  direct financing
  leases, mortgage
  notes and deferred
  taxes...............        403,618             0          403,618           0           0      3,189,140     3,592,758
 Gain on
  securitization......              0             0                0           0           0              0             0
 Net cash proceeds
  from securitization
  of notes
  receivable..........              0             0                0           0           0              0             0
 Decrease (increase)
  in other
  receivables.........     (1,041,925)            0       (1,041,925)  5,665,348           0       (190,538)    4,432,885
 Increase in accrued
  interest income
  included in notes
  receivable..........              0             0                0           0           0              0             0
 Decrease (increase)
  in accrued interest
  on mortgage note
  receivable..........              0             0                0           0           0       (456,833)     (456,833)
 Investment in notes
  receivable..........              0             0                0           0           0   (148,078,772) (148,078,772)
 Collections on notes
  receivable..........              0             0                0           0           0     11,529,539    11,529,539
 Increase in
  restricted cash.....              0             0                0           0           0     (1,376,731)   (1,376,731)
 Decrease in due from
  related party.......       (431,976)            0         (431,976)          0   5,150,396        830,680     5,549,100
 Decrease (increase)
  in prepaid
  expenses............       (265,746)            0         (265,746)          0           0              0      (265,746)
 Decrease in net
  investment in direct
  financing leases....              0             0                0           0           0              0             0
 Increase in accrued
  rental income.......     (3,077,643)            0       (3,077,643)          0           0              0    (3,077,643)
 Decrease (increase)
  in intangibles and
  other assets........                            0                0    (116,241)          0        (47,215)     (163,456)
 Increase (decrease)
  in accounts payable,
  accrued expenses and
  other liabilities...        890,250             0          890,250      52,673    (359,341)      (316,130)      267,452
 Increase (decrease)
  in due to related
  parties, excluding
  reimbursement of
  acquisition, and
  stock issuance costs
  paid on behalf of
  the entity..........        422,015             0          422,015     (31,995)   (480,675)             0       (90,655)
 Decrease in accrued
  interest............              0             0                0           0           0       (482,840)     (482,840)
 Increase in rents
  paid in advance and               0             0                0           0           0              0             0
  deposits............        463,392             0          463,392           0       4,831              0       468,223
 Increase (decrease)
  in deferred rental
  income..............      2,039,026             0        2,039,026           0           0              0     2,039,026
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
  Total adjustments...     82,675,581       526,362       83,201,943   5,673,946   4,390,041   (132,979,072)  (39,713,142)
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
  Net cash provided by
   (used in) operating
   activities.........     39,347,255     2,800,322       42,147,577   8,334,778   4,452,663   (140,610,406)  (85,675,388)
Cash Flows from
 Investing Activities:
 Proceeds from sale of
  land, buildings,
  direct financing
  leases and mortgage
  notes...............    295,474,379             0      295,474,379           0           0              0   295,474,379
 Additions to land and
  buildings on
  operating leases....   (215,155,626)  127,780,300 (f)  (87,375,326)    (70,986)    (22,648)             0   (87,468,960)
 Investment in direct
  financing leases....    (54,738,743)            0      (54,738,743)          0           0              0   (54,738,743)
 Investment in joint
  venture.............       (149,620)            0         (149,620)          0           0              0      (149,620)
 Acquisition of
  businesses..........              0             0                0           0           0              0             0
 Purchase of other
  investments.........    (33,538,228)            0      (33,538,228)          0           0              0   (33,538,228)
 Net loss in market
  value from
  investments in
  trading securities..              0             0                0           0           0              0             0
 Proceeds from
  retained interest
  and securities,
  excluding investment
  income..............              0             0                0           0           0        313,773       313,773
 Investment in
  mortgage notes
  receivable..........     (3,799,645)            0       (3,799,645)          0           0              0    (3,799,645)
 Collections on
  mortgage note
  receivable..........        393,468             0          393,468           0           0              0       393,468
 Investment in notes
  receivable..........    (25,588,794)            0      (25,588,794)          0           0              0  (25,588,794)
 Collection on notes
  receivable..........      3,324,267             0        3,324,267           0           0              0     3,324,267
 Decrease in
  restricted cash.....              0             0                0           0           0              0             0
 Increase in
  intangibles and
  other assets........     (1,854,343)            0       (1,854,343)          0           0              0    (1,854,343)
 Investment in
  certificates of
  deposit.............      2,000,000             0        2,000,000           0           0              0     2,000,000
 Other................              0             0                0           0     134,601              0       134,601
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
  Net cash provided by
   (used in) investing
   activities.........    (33,632,885)  127,780,300       94,147,415     (70,986)    111,953        313,773    94,502,155
Cash Flows from
 Financing Activities:
 Subscriptions
  received from
  stockholders........        210,736             0          210,736           0      20,570              0       231,306
 Contributions from
  limited partners....              0             0                0           0           0              0             0
 Contributions from
  holder of minority
  interest............        628,107             0          628,107           0           0              0       628,107
 Reimbursement of
  acquisition and
  stock issuance costs
  paid by related
  parties on behalf of
  the entity..........     (1,492,231)            0       (1,492,231)          0           0              0    (1,492,231)
 Payment of stock
  issuance costs/loan
  costs...............     (4,604,945)            0       (4,604,945)          0           0              0    (4,604,945)
 Proceeds from
  borrowing on line of
  credit/notes
  payable.............    278,437,245             0      278,437,245           0           0    157,019,518   435,456,763
 Payment on line of
  credit/notes
  payable/warehouse
  facility............   (352,807,194)            0     (352,807,194)          0      (6,445)   (17,701,615) (370,515,254)
 Retirement of shares
  of common stock.....        (50,891)            0          (50,891)          0           0              0       (50,891)
 Distributions to
  holders of minority
  interest............        (42,706)            0          (42,706)          0           0              0       (42,706)
 Distributions to
  stockholders/limited
  partners............    (43,496,424)            0      (43,496,424) (8,828,488) (5,576,000)             0   (57,900,912)
 Other................              0             0                0           0           0       (271,897)     (271,897)
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
  Net cash provided by
   (used in) financing
   activities.........   (123,218,303)            0     (123,218,303) (8,828,488) (5,561,875)   139,046,006     1,437,340
Net increase
 (decrease) in cash...   (117,503,933)  130,580,622       13,076,689    (564,696)   (997,259)    (1,250,627)   10,264,107
Cash at beginning of
 year.................    123,199,837  (104,787,937)      18,411,900     713,308     962,573      2,526,078    22,613,859
                        -------------  ------------     ------------  ----------  ----------  -------------  ------------
Cash at end of year...  $   5,695,904  $ 25,792,685     $ 31,488,589  $  148,612  $  (34,686) $   1,275,451  $ 32,877,966
                        =============  ============     ============  ==========  ==========  =============  ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF CASH FLOWS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                        Group and CNL Income Fund, Ltd.

               For the Nine Months Ended September 30, 1999

                           Combining                      Historical
                           Pro Forma         Combined     CNL Income   Pro Forma        Adjusted
                          Adjustments           APF       Fund, Ltd.  Adjustments       Pro Forma
                          ------------     -------------  ----------  -----------     -------------
Cash Flows from
 Operating Activities:
 Net Income (loss)......  $ 64,806,148 (a) $  18,843,902  $ 492,884   $   476,721 (a) $  19,813,507
 Adjustments to
  reconcile net income
  to net cash provided
  by operating
  activities:
 Depreciation...........             0         6,715,433    152,415        77,088 (b)     6,944,936
 Amortization expense...     1,668,068 (c)     4,345,714      1,875             0         4,347,589
 Advisor acquisition
  expense...............   (76,384,337)(g)             0          0             0                 0
 Minority interest in
  income of consolidated
  joint venture.........             0            25,618          0             0            25,618
 Equity in earnings of
  joint ventures, net of
  distributions.........             0            26,711     13,795         6,577 (d)        47,083
 Loss (gain) on sale of
  land, buildings, and
  net investment in
  direct financing
  leases................             0           570,806          0             0           570,806
 Provision for loss on
  land, buildings, and
  direct financing
  leases, mortgage notes
  and deferred taxes....             0         3,592,758          0             0         3,592,758
 Gain on
  securitization........             0                 0          0             0                 0
 Net cash proceeds from
  securitization of
  notes receivable......             0                 0          0             0                 0
 Decrease (increase) in
  other receivables.....             0         4,432,885     19,796             0         4,452,681
 Increase in accrued
  interest income
  included in notes
  receivable............             0                 0          0             0                 0
 Decrease (increase) in
  accrued interest on
  mortgage note
  receivable............             0          (456,833)         0             0          (456,833)
 Investment in notes
  receivable............             0      (148,078,772)         0             0      (148,078,772)
 Collections on notes
  receivable............             0        11,529,539          0             0        11,529,539
 Increase in restricted
  cash..................             0        (1,376,731)         0             0        (1,376,731)
 Decrease in due from
  related party.........             0         5,549,100          0             0         5,549,100
 Decrease (increase) in
  prepaid expenses......             0          (265,746)    (3,131)            0          (268,877)
 Decrease in net
  investment in direct
  financing leases......             0                 0          0             0                 0
 Increase in accrued
  rental income.........             0        (3,077,643)    (1,591)            0        (3,079,234)
 Decrease (increase) in
  intangibles and other
  assets................             0          (163,456)         0             0          (163,456)
 Increase (decrease) in
  accounts payable,
  accrued expenses and
  other liabilities.....             0           267,452     72,303    (1,181,406)(h)      (841,651)
 Increase (decrease) in
  due to related
  parties, excluding
  reimbursement of
  acquisition, and stock
  issuance costs paid on
  behalf of the entity..             0           (90,655)   (36,803)            0          (127,458)
 Decrease in accrued
  interest..............             0          (482,840)         0             0          (482,840)
 Increase in rents paid
  in advance and
  deposits..............             0           468,223     (3,955)            0           464,268
 Increase (decrease) in
  deferred rental
  income................             0         2,039,026          0             0         2,039,026
                          ------------     -------------  ---------   -----------     -------------
  Total adjustments.....   (74,716,269)     (114,429,411)   214,704    (1,097,741)     (115,312,448)
                          ------------     -------------  ---------   -----------     -------------
  Net cash provided by
   (used in) operating
   activities...........    (9,910,121)      (95,585,509)   707,588      (621,020)      (95,498,941)
Cash Flows from
 Investing Activities:
 Proceeds from sale of
  land, buildings,
  direct financing
  leases and mortgage
  notes.................             0       295,474,379          0             0       295,474,379
 Additions to land and
  buildings on operating
  leases................     6,144,317 (e)   (81,324,643)         0                     (81,324,643)
 Investment in direct
  financing leases......             0       (54,738,743)         0             0       (54,738,743)
 Investment in joint
  venture...............             0          (149,620)         0             0          (149,620)
 Aqcuisition of
  businesses............             0                 0          0             0                 0
 Purchase of other
  investments...........             0       (33,538,228)         0             0       (33,538,228)
 Net loss in market
  value from investments
  in trading
  securities............             0                 0          0             0                 0
 Proceeds from retained
  interest and
  securities, excluding
  investment income.....             0           313,773          0             0           313,773
 Investment in mortgage
  notes receivable......             0        (3,799,645)         0             0        (3,799,645)
 Collections on mortgage
  note receivable.......             0           393,468          0             0           393,468
 Investment in notes
  receivable............             0       (25,588,794)         0             0       (25,588,794)
 Collection on notes
  receivable............             0         3,324,267          0             0         3,324,267
 Decrease in restricted
  cash..................             0                 0          0             0                 0
 Increase in intangibles
  and other assets......             0        (1,854,343)         0             0        (1,854,343)
 Investment in
  certificates of
  deposit...............             0         2,000,000          0             0         2,000,000
 Other..................             0           134,601          0             0           134,601
                          ------------     -------------  ---------   -----------     -------------
  Net cash provided by
   (used in) investing
   activities...........     6,144,317       100,646,472          0             0       100,646,472
Cash Flows from
 Financing Activities:
 Subscriptions received
  from stockholders.....             0           231,306          0             0           231,306
 Contributions from
  limited partners......             0                 0          0             0                 0
 Contributions from
  holder of minority
  interest..............             0           628,107          0             0           628,107
 Reimbursement of
  acquisition and stock
  issuance costs paid by
  related parties on
  behalf of the entity..             0        (1,492,231)         0             0        (1,492,231)
 Payment of stock
  issuance costs/loan
  costs.................             0        (4,604,945)         0             0        (4,604,945)
 Proceeds from borrowing
  on line of
  credit/notes payable..             0       435,456,763          0             0       435,456,763
 Payment on line of
  credit/notes
  payable/warehouse
  facility..............             0      (370,515,254)         0             0      (370,515,254)
 Retirement of shares of
  common stock..........             0           (50,891)         0             0           (50,891)
 Distributions to
  holders of minority
  interest..............             0           (42,706)         0             0           (42,706)
 Distributions to
  stockholders/limited
  partners..............             0       (57,900,912)  (800,946)            0       (58,701,858)
 Other..................             0          (271,897)         0             0          (271,897)
                          ------------     -------------  ---------   -----------     -------------
  Net cash provided by
   (used in) financing
   activities...........             0         1,437,340   (800,946)            0           636,394
Net increase (decrease)
 in cash................    (3,765,804)        6,498,303    (93,358)     (621,020)        5,783,925
Cash at beginning of
 year...................     6,397,899        29,011,758    252,521      (470,241)       28,794,038
                          ------------     -------------  ---------   -----------     -------------
Cash at end of year.....  $  2,632,095     $  35,510,061  $ 159,163   $(1,091,261)    $  34,577,963
                          ============     =============  =========   ===========     =============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                  UNAUDITED PRO FORMA STATEMENT OF CASH FLOWS

For the acquisition of the Advisor, the CNL Restaurant Financial Services Group
                           and CNL Income Fund, Ltd.
                      For the Year Ended December 31, 1998

                                        Property                                      Historical    Historical
                                       Acquisition                                       CNL            CNL
                        Historical      Pro Forma                      Historical     Financial      Financial
                            APF        Adjustments        Subtotal       Advisor    Services, Inc.     Corp.        Subtotal
                       -------------  -------------     -------------  -----------  -------------- -------------  -------------
Cash Flows from
 Operating
 Activities:
 Net Income
  (loss)..........     $  32,152,408  $  19,734,977 (a) $  51,887,385  $10,656,379    $ (468,133)  $     427,134  $  62,502,765
 Adjustments to
  reconcile net
  income (loss) to
  net cash
  provided by
  (used in)
  operating
  activities:
 Depreciation.....         4,042,290      3,257,386 (b)     7,299,676      119,923        79,234               0      7,498,833
 Amortization
  expense.........            11,808                           11,808       56,003             0       2,246,273      2,314,084
 Minority interest
  in income of
  consolidated
  joint venture...            30,156                           30,156            0             0               0         30,156
 Equity in
  earnings of
  joint ventures,
  net of
  distributions...           (15,440)                         (15,440)           0             0               0        (15,440)
 Loss (gain) on
  sale of land,
  building, net
  investment in
  direct financing
  leases..........                 0                                0            0             0               0              0
 Provision for
  loss on land,
  buildings, and
  direct financing
  leases/provision
  for deferred
  taxes...........           611,534                          611,534            0             0         398,042      1,009,576
 Gain on
  securitization..                 0                                0            0             0      (3,356,538)    (3,356,538)
 Net cash proceeds
  from
  securitization
  of notes
  receivable......                 0                                0            0             0     265,871,668    265,871,668
 Decrease
  (increase) in
  other
  receivables.....           899,572                          899,572   (3,896,090)            0         453,105     (2,543,413)
 Increase in
  accrued interest
  income included
  in notes
  receivable......                 0                                0            0             0        (170,492)      (170,492)
 Increase in
  accrued interest
  on mortgage note
  receivable......                 0                                0            0             0               0              0
 Investment in
  notes
  receivable......                 0                                0            0             0    (288,590,674)  (288,590,674)
 Collections on
  notes
  receivable......                 0                                0            0             0      23,539,641     23,539,641
 Decrease in
  restricted
  cash............                 0                                0            0             0       2,504,091      2,504,091
 Decrease
  (increase) in
  due from related
  party...........                 0                                0            0        89,839      (1,043,527)      (953,688)
 Increase in
  prepaid
  expenses........                 0                                0            0         7,246               0          7,246
 Decrease in net
  investment in
  direct financing
  leases..........         1,971,634                        1,971,634            0             0               0      1,971,634
 Increase in
  accrued rental
  income..........        (2,187,652)                      (2,187,652)           0             0               0     (2,187,652)
 Increase in
  intangibles and
  other assets....           (29,477)                         (29,477)     (44,716)      (20,635)        (59,523)      (154,351)
 Increase
  (decrease) in
  accounts
  payable, accrued
  expenses and
  other
  liabilities.....           467,972                          467,972      156,317       325,898        (103,507)       846,680
 Increase in due
  to related
  parties,
  excluding
  reimbursement of
  acquisition, and
  stock issuance
  costs paid on
  behalf of the
  entity..........            31,255                           31,255            0      (164,619)              0       (133,364)
 Increase in
  accrued
  interest........                 0                                0            0             0         (77,968)       (77,968)
 Increase in rents
  paid in advance
  and deposits....           436,843                          436,843            0             0               0        436,843
 Decrease in
  deferred rental
  income..........           693,372                          693,372            0             0               0        693,372
                       -------------  -------------     -------------  -----------    ----------   -------------  -------------
  Total
   adjustments....         6,963,867      3,257,386        10,221,253   (3,608,563)      316,963       1,610,591      8,540,244
                       -------------  -------------     -------------  -----------    ----------   -------------  -------------
  Net cash
   provided by
   (used in)
   operating
   activities.....        39,116,275     22,992,363        62,108,638    7,047,816      (151,170)      2,037,725     71,043,009
Cash Flows from
 Investing
 Activities:
 Proceeds from
  sale of land,
  buildings,
  direct financing
  leases, and
  equipment.......         2,385,941                        2,385,941            0             0               0      2,385,941
 Additions to land
  and buildings on
  operating
  leases..........      (200,101,667)   (12,634,544)(e)  (340,516,511)    (381,671)     (236,372)              0   (341,134,554)
                                       (127,780,300)(i)
 Investment in
  direct financing
  leases..........       (47,115,435)                     (47,115,435)           0             0               0    (47,115,435)
 Investment in
  joint venture...          (974,696)                        (974,696)           0             0               0       (974,696)
 Acquisition of
  businesses......                 0                                0                                                         0
 Purchase of other
  investments.....       (16,083,055)                     (16,083,055)           0             0               0    (16,083,055)
 Net loss in
  market value
  from investments
  in trading
  securities......                 0                                0            0             0         295,514        295,514
 Proceeds from
  retained
  interest and
  securities,
  excluding
  investment
  income..........                 0                                0            0             0         212,821        212,821
 Investment in
  mortgage notes
  receivable......        (2,886,648)                      (2,886,648)           0             0               0     (2,886,648)
 Collections on
  mortgage note
  receivable......           291,990                          291,990            0             0               0        291,990
 Investment in
  equipment notes
  receivable......        (7,837,750)                      (7,837,750)           0             0               0     (7,837,750)
 Collections on
  equipment notes
  receivable......         1,263,633                        1,263,633    1,783,240             0               0      3,046,873
 Decrease in
  restricted
  cash............                 0                                0            0             0               0              0
 Increase in
  intangibles and
  other assets....        (6,281,069)                      (6,281,069)           0             0               0     (6,281,069)
                                   0                                0            0             0               0              0
 Other............                 0                                0      200,000             0               0        200,000
                       -------------  -------------     -------------  -----------    ----------   -------------  -------------
  Net cash
   provided by
   (used in)
   investing
   activities.....      (277,338,756)  (140,414,844)     (417,753,600)   1,601,569      (236,372)        508,335   (415,880,068)
Cash Flows from
 Financing
 Activities:
 Subscriptions
  received from
  stockholders....       385,523,966                      385,523,966      966,115        51,830          50,100    386,592,011
 Contributions
  from limited
  partners........                 0                                0            0             0               0              0
 Reimbursement of
  acquisition and
  stock issuance
  costs paid by
  related parties
  on behalf of the
  entity..........        (4,574,925)                      (4,574,925)           0             0               0     (4,574,925)
 Payment of stock
  issuance costs..       (34,579,650)                     (34,579,650)           0             0               0    (34,579,650)
 Proceeds from
  borrowing on
  line of
  credit/notes
  payable.........         7,692,040     12,634,544 (e)    20,326,584      198,296             0     413,555,624    434,080,504
 Payment on line
  of credit/notes
  payable.........            (8,039)                          (8,039)           0             0    (411,805,787)  (411,813,826)
 Retirement of
  shares of common
  stock...........          (639,528)                        (639,528)           0             0               0       (639,528)
 Distributions to
  holders of
  minority
  interest........           (34,073)                         (34,073)           0             0               0        (34,073)
 Distributions to
  stockholders/limited
  partners........       (39,449,149)             0       (39,449,149)  (9,364,488)            0               0    (48,813,637)
 Other............           (95,101)                         (95,101)           0            24      (2,500,011)    (2,595,088)
                       -------------  -------------     -------------  -----------    ----------   -------------  -------------
  Net cash
   provided by
   (used in)
   financing
   activities.....       313,835,541     12,634,544       326,470,085   (8,200,077)       51,854        (700,074)   317,621,788
Net increase
 (decrease) in
 cash.............        75,613,060   (104,787,937)      (29,174,877)     449,308      (335,688)      1,845,986    (27,215,271)
Cash at beginning
 of year..........        47,586,777                       47,586,777      264,000     1,298,261         680,092     49,829,130
                       -------------  -------------     -------------  -----------    ----------   -------------  -------------
Cash at end of
 year.............     $ 123,199,837   (104,787,937)    $  18,411,900  $   713,308    $  962,573       2,526,078  $  22,613,859
                       =============  =============     =============  ===========    ==========   =============  =============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

For the acquisition of the Advisor, the CNL Restaurant Financial Services Group
                           and CNL Income Fund, Ltd.
                      For the Year Ended December 31, 1998

                           Combining                      Historical
                           Pro Forma         Combined     CNL Income    Pro Forma         Adjusted
                          Adjustments           APF       Fund, Ltd.   Adjustments        Pro Forma
                          ------------     -------------  -----------  ------------     -------------
Cash Flows from
 Operating Activities:
 Net Income (loss)......  $(16,709,344)(a) $  45,793,421  $ 1,001,437  $   (417,419)(a) $  46,377,439
 Adjustments to
  reconcile net income
  (loss) to net cash
  provided by (used in)
  operating activities:
 Depreciation...........      (340,898)(b)     7,157,935      206,181       102,785 (b)     7,466,901
 Amortization expense...     2,502,102 (c)     4,816,186       62,079             0         4,878,265
 Minority interest in
  income of consolidated
  joint venture.........             0            30,156            0             0            30,156
 Equity in earnings of
  joint ventures, net of
  distributions.........             0           (15,440)      18,518         8,769 (d)        11,847
 Loss (gain) on sale of
  land, building, net
  investment in direct
  financing leases......             0                 0     (235,804)            0          (235,804)
 Provision for loss on
  land, buildings, and
  direct financing
  leases/provision for
  deferred taxes........             0         1,009,576            0             0         1,009,576
 Gain on
  securitization........             0        (3,356,538)           0             0        (3,356,538)
 Net cash proceeds from
  securitization of
  notes receivable......             0       265,871,668            0             0       265,871,668
 Decrease (increase) in
  other receivables.....             0        (2,543,413)      (6,380)            0        (2,549,793)
 Increase in accrued
  interest income
  included in notes
  receivable............             0          (170,492)           0             0          (170,492)
 Increase in accrued
  interest on mortgage
  note receivable.......             0                 0            0             0                 0
 Investment in notes
  receivable............             0      (288,590,674)           0             0      (288,590,674)
 Collections on notes
  receivable............             0        23,539,641            0             0        23,539,641
 Decrease in restricted
  cash..................             0         2,504,091            0             0         2,504,091
 Decrease (increase) in
  due from related
  party.................             0          (953,688)           0             0          (953,688)
 Increase in prepaid
  expenses..............             0             7,246         (474)            0             6,772
 Decrease in net
  investment in direct
  financing leases......             0         1,971,634            0             0         1,971,634
 Increase in accrued
  rental income.........             0        (2,187,652)      (3,486)            0        (2,191,138)
 Increase in intangibles
  and other assets......             0          (154,351)           0             0          (154,351)
 Increase (decrease) in
  accounts payable,
  accrued expenses and
  other liabilities.....             0           846,680       (1,569)     (164,376)(k)       680,735
 Increase in due to
  related parties,
  excluding
  reimbursement of
  acquisition, and stock
  issuance costs paid on
  behalf of the entity..             0          (133,364)      (7,081)            0          (140,445)
 Increase in accrued
  interest..............             0           (77,968)           0             0           (77,968)
 Increase in rents paid
  in advance and
  deposits..............             0           436,843          368             0           437,211
 Decrease in deferred
  rental income.........             0           693,372            0             0           693,372
                          ------------     -------------  -----------  ------------     -------------
  Total adjustments.....     2,161,204        10,701,448       32,352       (52,822)       10,680,978
                          ------------     -------------  -----------  ------------     -------------
  Net cash provided by
   (used in) operating
   activities...........   (14,548,140)       56,494,869    1,033,789      (470,241)       57,058,417
Cash Flows from
 Investing Activities:
 Proceeds from sale of
  land, buildings,
  direct financing
  leases, and
  equipment.............             0         2,385,941      661,300             0         3,047,241
 Additions to land and
  buildings on operating
  leases................    21,794,386 (h)  (319,340,168)           0             0      (319,340,168)
 Investment in direct
  financing leases......             0       (47,115,435)           0             0       (47,115,435)
 Investment in joint
  venture...............             0          (974,696)           0             0          (974,696)
 Acquisition of
  businesses............      (848,347)(f)      (848,347)               (12,243,853)(g)   (13,245,200)
                                     0                                     (153,000)(g)
 Purchase of other
  investments...........             0       (16,083,055)           0             0       (16,083,055)
 Net loss in market
  value from investments
  in trading
  securities............             0           295,514            0             0           295,514
 Proceeds from retained
  interest and
  securities, excluding
  investment income.....             0           212,821            0             0           212,821
 Investment in mortgage
  notes receivable......             0        (2,886,648)           0             0        (2,886,648)
 Collections on mortgage
  note receivable.......             0           291,990            0             0           291,990
 Investment in equipment
  notes receivable......             0        (7,837,750)           0             0        (7,837,750)
 Collections on
  equipment notes
  receivable............             0         3,046,873            0             0         3,046,873
 Decrease in restricted
  cash..................             0                 0      126,009             0           126,009
 Increase in intangibles
  and other assets......             0        (6,281,069)           0             0        (6,281,069)
 Other..................             0           200,000            0             0           200,000
                          ------------     -------------  -----------  ------------     -------------
  Net cash provided by
   (used in) investing
   activities...........    20,946,039      (394,934,029)     787,309   (12,396,853)     (406,543,573)
Cash Flows from
 Financing Activities:
 Subscriptions received
  from stockholders.....             0       386,592,011            0             0       386,592,011
 Contributions from
  limited partners......             0                 0            0             0                 0
 Reimbursement of
  acquisition and stock
  issuance costs paid by
  related parties on
  behalf of the entity..             0        (4,574,925)           0             0        (4,574,925)
 Payment of stock
  issuance costs........             0       (34,579,650)           0             0       (34,579,650)
 Proceeds from borrowing
  on line of
  credit/notes payable..             0       434,080,504            0    12,396,853(j)    446,477,357
 Payment on line of
  credit/notes payable..             0      (411,813,826)           0             0      (411,813,826)
 Retirement of shares of
  common stock..........             0          (639,528)           0             0          (639,528)
 Distributions to
  holders of minority
  interest..............             0           (34,073)           0             0           (34,073)
 Distributions to
  stockholders/limited
  partners..............             0       (48,813,637)  (1,752,707)            0       (50,566,344)
 Other..................             0        (2,595,088)           0             0        (2,595,088)
                          ------------     -------------  -----------  ------------     -------------
  Net cash provided by
   (used in) financing
   activities...........             0       317,621,788   (1,752,707)   12,396,853       328,265,934
Net increase (decrease)
 in cash................     6,397,899       (20,817,372)      68,391      (470,241)      (21,219,222)
Cash at beginning of
 year...................             0        49,829,130      184,130             0        50,013,260
                          ------------     -------------  -----------  ------------     -------------
Cash at end of year.....  $  6,397,899     $  29,011,758  $   252,521  $   (470,241)    $  28,794,038
                          ============     =============  ===========  ============     =============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

1. Basis of Presentation

   The Pro Forma Balance Sheet as of September 30, 1999 reflects the transactions of the acquisition of the Advisor and CNL Restaurant Financial Services Group as set forth in this consent solicitation. The Pro Forma Statements of Earnings for the nine months ended September 30, 1999, and for the year ended December 31, 1998, have been prepared to reflect (a) the issuance of additional shares and the property acquisitions completed from January 1, 1998 through October 31, 1999 and (b) the acquisition of the Advisor and CNL Restaurant Financial Services Group and the Acquisition of the Income Fund. This unaudited pro forma financial information has been prepared utilizing the historical financial statements of APF and the historical combined financial information of the Advisor, CNL Restaurant Financial Services Group and the Income Fund and should be read in conjunction with the selected historical financial data and accompanying notes of APF, the Advisor the CNL Restaurant Financial Services Group and the Income Fund. The Pro Forma Balance Sheet was prepared as if the transactions described above occurred on September 30, 1999. The Pro Forma Statements of Earnings were prepared as if the transactions described above occurred as of January 1, 1998. The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results which would have occurred if the transactions described above had been consummated at the beginning of the period, nor does it purport to represent the future financial position or results of operations for future periods. In management's opinion, all material adjustments necessary to reflect the recurring effects of the transactions described above have been made.

   The Pro Forma Balance Sheet and Pro Forma Statement of Earnings assume that no Limited Partner elected the note option. This assumption was chosen to show the maximum shares that would need to be issued and outstanding for each pro forma period presented.

   The Pro Forma Balance Sheet and Pro Forma Statements of Earnings assume the issuance of the APF Shares relating to the purchase of the Advisor and the CNL Restaurant Financial Services Group without regard to a provision that provides for 1,000,000 APF Shares to be placed in escrow pending achievement of certain levels of property acquisition and/or mortgage loan origination. This presentation was selected in order to present both the most dilutive results as well as what management believes is the most likely result based on current information.

2. Method of Accounting

   The acquisition of the CNL Restaurant Financial Services Group and the Income Fund will be accounted for under the purchase accounting method. APF will recognize goodwill to the extent that the purchase price exceeds the fair value of the net tangible assets acquired. As for the acquisition of the Advisor from a related party, APF expensed the costs incurred in acquiring the Advisor to the extent that the purchase price exceeded the fair value of the net tangible assets acquired. The excess purchase price was recorded as an expense on APF's consolidated statements of earnings.

   All significant intercompany balances and transactions between APF, the Advisor, the CNL Restaurant Financial Services Group and the Income Fund have been eliminated in the pro forma financial statements.

3. Reverse Stock Split

   In May 1999, the stockholders of APF approved a proposal for a one-for-two reverse stock split at the annual stockholder meeting. All information relating to shares outstanding and per share information has been restated for all periods presented.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.


4. Adjustments to Pro Forma Balance Sheet

   The following describes the pro forma adjustments to the Pro Forma Balance Sheet as of September 30, 1999, as if the Acquisition was consummated on such date. For purposes of the pro forma financial statements, it is assumed that at a special meeting of stockholders for APF, the stockholders of APF approved a proposal for an amendment to its Articles of Incorporation to increase the number of authorized shares to an amount necessary to enable APF to issue the shares for the Acquisition.

     (A) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma properties acquired from October 1, 1999 through October 31, 1999 as if these properties had been acquired on September 30, 1999.

     (B) Represents the use of amounts borrowed under APF's credit facility at September 30, 1999 to pro forma cash needed to pay transaction costs related to the Acquisition.

     (C) Represents the effect of recording the Acquisition of the Income Fund using the purchase accounting method.

                                                                    Income Fund
                                                                    -----------
   Fair Value of Consideration Received............................ $11,384,042
                                                                    ===========
   Share Consideration............................................. $10,972,200
   Cash Consideration..............................................     153,000
   APF Transaction Costs...........................................     258,842
                                                                    -----------
       Total Purchase Price........................................ $11,384,042
                                                                    ===========
   Allocation of Purchase Price:
   Net Assets--Historical.......................................... $ 8,018,957
   Purchase Price Adjustments:
     Land and buildings on operating leases........................   2,395,158
     Net investment in direct financing leases.....................     611,119
     Investment in joint ventures..................................     423,534
     Accrued rental income.........................................     (32,382)
     Intangibles and other assets..................................     (32,344)
     Excess purchase price.........................................         --
                                                                    -----------
       Total Allocation............................................ $11,384,042
                                                                    ===========

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

     APF did not acquire any intangibles as part of the Acquisition. The entry was as follows:

     *Accumulated distributions in excess of net
      earnings......................................... 11,985,011
     Partners Capital..................................  8,018,957
     Land and buildings on operating leases............  2,395,158
     Net investment in direct financing leases.........    611,119
     Investment in joint ventures......................    423,534
       Accrued rental income...........................                32,382
       Intangibles and other assets....................                32,344
       Cash to pay APF Transaction costs...............            12,243,853
       Cash consideration to Income Funds..............               153,000
       APF Common Stock................................                 5,712
       APF Capital in Excess of Par Value..............            10,966,488
     (To record acquisition of Income Fund)

    --------

    * Represents the write off of transaction costs incurred by APF relating to the failed acquisition of the other 15 Income Funds assuming only the Income Fund was acquired by APF.

     (D) Represents the elimination by the Income Fund of $92,257 in related party payables recorded as receivables by APF.

5. Adjustments to Pro Forma Statements of Earnings

   (I) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the nine months ended September 30, 1999, as if the Acquisition was consummated as of January 1, 1998.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

     (a) Represents rental and earned income of $3,463,636 and depreciation expense of $526,362 as if properties that had been operational when they were acquired by APF from January 1, 1999 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any properties for the periods prior to their construction completion and availability for occupancy.
     (b) Represents the elimination of intercompany fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Income Fund:

     Origination fees from affiliates............................ $ (1,114,158)
     Secured equipment lease fees................................      (77,317)
     Advisory fees...............................................     (169,050)
     Reimbursement of administrative costs.......................     (513,524)
     Acquisition fees............................................   (6,144,317)
     Underwriting fees...........................................      (93,676)
     Administrative, executive and guarantee fees................     (631,444)
     Servicing fees..............................................     (815,864)
     Development fees............................................      (56,352)
     Management fees.............................................   (2,652,429)
                                                                  ------------
       Total..................................................... $(12,268,131)
                                                                  ============

     (c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corp. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the nine months ended September 30, 1999 of $2,009,188 deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

     (d) Represents the amortization of the loan origination fees received by CNL Financial Services Inc. from borrowers during the nine months ended September 30, 1999 and the year ended December 31, 1998, which were deferred for pro forma purposes as described in 5(I)(c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

     Interest income............................................. $    255,817

     (e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

     General and administrative costs............................ $ (1,171,791)

     (f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

     Management fees............................................. $ (2,652,429)
     Administrative executive and guarantee fees.................     (631,444)
     Servicing fees..............................................     (815,864)
     Advisory fees...............................................     (169,050)
                                                                  ------------
                                                                  $ (4,268,787)
                                                                  ============

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

     (g) Represents the elimination of $1,207,834 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

     (h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group:

     Amortization of goodwill....................................... $1,668,068

     (i) Represents the elimination of $2,537,031 in provisions for federal income taxes as a result of the merger of the Advisor and the CNL Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

     (j) Represents $16,606 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Income Fund as if the leases had been acquired as of January 1, 1998.

     (k) Represents the elimination of fees between the Advisor and the Income Fund:

     Management fees................................................. $      0
     Reimbursement of administrative costs...........................  (26,362)
                                                                      --------
                                                                      $(26,362)
                                                                      ========

     (l) Represents the elimination of $26,362 in administrative costs reimbursed by the Income Fund to the Advisor.

     (m) Represents savings of $21,927 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

     (n) Represents the elimination of $0 in management fees by the Income Fund to the Advisor.

     (o) Represents additional state income taxes of $8,718 resulting from assuming that acquisitions of properties that had been operational when APF acquired them from January 1, 1999 through October 31, 1999 had been acquired on January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Fund had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

     (p) Represents an increase in depreciation expense of $77,088 as a result of adjusting the historical basis of the real estate wholly owned by the Income Fund to fair value as a result of accounting for the Acquisition of the Income Fund under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $6,577 as a result of adjusting the historical basis of the real estate owned by the Income Fund, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Fund under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Fund is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (r) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

  For purposes of the pro forma financial statements, it is assumed that the stockholders approved a proposal for a one-for-two reverse stock split and a proposal to increase the number of authorized common shares of APF as of January 1, 1998.

(s) Represents the reversal of the Advisor acquisition expense recorded historically by APF in September 1999 as a result of acquiring the Advisor. The reversal is made to pro forma the acquisition as if it had occurred as of January 1, 1998.

(t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

(u) Represents the period from January 1, 1999 through August 31, 1999. This entity was acquired by APF on September 1, 1999.

(v) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

   (II) The following describes the pro forma adjustments to the Pro Forma Statement of Earnings for the year ended December 31, 1998, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents rental and earned income of $23,634,708 and depreciation expense of $3,257,386 as if properties that had been operational when they were acquired by APF from January 1, 1998 through October 31, 1999 had been acquired and leased as of January 1, 1998. No pro forma adjustments were made for any properties for the periods prior to their construction completion and availability for occupancy.

     (b) Represents the elimination of intercompany fees between APF, the Advisor, the CNL Restaurant Financial Services Group and the Income Fund:

     Origination fees from affiliates............................ $ (1,773,406)
     Secured equipment lease fees................................      (54,998)
     Advisory fees...............................................     (305,030)
     Reimbursement of administrative costs.......................     (408,762)
     Acquisition fees............................................  (21,794,386)
     Underwriting fees...........................................     (388,491)
     Administrative, executive and guarantee fees................   (1,233,043)
     Servicing fees..............................................   (1,570,331)
     Development fees............................................     (229,153)
     Management fees.............................................   (1,851,004)
                                                                  ------------
       Total..................................................... $(29,608,604)
                                                                  ============

     (c) CNL Financial Services, Inc. receives loan origination fees from borrowers in conjunction with originating loans on behalf of CNL Financial Corp. On a historical basis, CNL Financial Services, Inc. records all of the loan origination fees received as revenue. For purposes of presenting pro forma financial statements of these entities on a combined basis, these loan origination fees are required to be deferred and amortized into revenues over the term of the loans originated in accordance with generally accepted accounting principles. Total loan origination fees received by CNL Financial Services, Inc. during the year ended December 31, 1998 of $3,107,164 are being deferred for pro forma purposes and are being amortized over the terms of the underlying loans (15 years).

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.


     (d) Represents the amortization of the loan origination fees received by CNL Financial Services Inc. from borrowers during the year ended December 31, 1998, which were deferred for pro forma purposes as described in 5(II)(c). These deferred loan origination fees are being amortized and recorded as interest income over the terms of the underlying loans (15 years).

     Interest income................................................... $207,144

     (e) Represents the elimination of i) intercompany expenses paid by APF to the Advisor, and ii) the capitalization of incremental costs associated with the acquisition, development and leasing of properties acquired during the period as if costs relating to properties developed by APF were subject to capitalization during the period under development.

     General and administrative costs............................. $(4,241,719)

     (f) Represents the elimination of advisory fees between APF, the Advisor and the CNL Restaurant Financial Services Group:

     Management fees.............................................. $(1,851,004)
     Administrative executive and guarantee fees..................  (1,233,043)
     Servicing fees...............................................  (1,269,357)
     Advisory fees................................................    (305,030)
                                                                   -----------
                                                                   $(4,658,434)
                                                                   ===========

     (g) Represents the elimination of $2,161,897 in fees between the Advisor and the CNL Restaurant Financial Services Group resulting from agreements between these entities.

     (h) Represents the amortization of the goodwill resulting from the acquisition of the CNL Restaurant Financial Services Group

     Amortization of goodwill....................................... $2,502,102

     (i) Represents the elimination of $6,898,434 in provisions for federal income taxes as a result of the merger of the Advisor and the CNL Restaurant Financial Services Group into the REIT corporate structure that exists within APF. APF expects to continue to qualify as a REIT and does not expect to incur federal income taxes.

     (j) Represents $22,141 in accrued rental income resulting from the straight-lining of scheduled rent increases throughout the lease terms for the leases acquired from the Income Fund as if the leases had been acquired as of January 1, 1998.

     (k) Represents the elimination of fees between the Advisor and the Income Fund:

         Management fees............................................. $      0
         Reimbursement of administrative costs.......................  (19,424)
                                                                      --------
                                                                      $(19,424)
                                                                      ========

     (l) Represents the elimination of $19,424 in administrative costs reimbursed by the Income Fund to the Advisor.

     (m) Represents savings of $26,308 in historical professional services and administrative expenses (audit and legal fees, office supplies, etc.) resulting from preparing quarterly and annual financial and tax reports for one combined entity instead of individual entities.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.


     (n) Represents the elimination of $0 in management fees by the Income Fund to the Advisor.

     (o) Represents additional state income taxes of $3,559 resulting from assuming that acquisitions of properties that had been operational when APF acquired them from January 1, 1998 through October 31, 1999 had been acquired as of January 1, 1998 and assuming that the shares issued in conjunction with acquiring the Advisor, CNL Financial Services Group and the Income Fund had been issued as of January 1, 1998 and that these entities had operated under a REIT structure as of January 1, 1998.

     (p) Represents an increase in depreciation expense of $102,785 as a result of adjusting the historical basis of the real estate owned indirectly by the Fund through joint venture or tenancy in common arrangements with affiliates or unrelated third parties, to fair value as a result by the Income Fund to fair value as a result of accounting for the Acquisition of the Income Fund under the purchase accounting method. The adjustment to the basis of the buildings is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (q) Represents a decrease to equity in earnings from income earned by joint ventures as a result of an increase in depreciation expense of $8,769 as a result of adjusting the historical basis of the real estate owned by the Income Fund, indirectly through joint venture or tenancy in common arrangements, to fair value as a result of accounting for the Acquisition of the Income Fund under the purchase accounting method. The adjustment to the basis of the buildings owned indirectly by the Income Fund is being depreciated using the straight-line method over the remaining useful lives of the properties.

     (r) Represents the decrease in depreciation expense of $340,898 as a result of eliminating acquisition fees (see 4(II)(b)) between APF and the Advisor which on a historical basis were capitalized as part of the basis of the building.

     (s) Common shares issued during the period required to fund acquisitions as if they had been acquired as of January 1, 1998 were assumed to have been issued and outstanding as of January 1, 1998. For purposes of the pro forma financial statements, it is assumed that the stockholders approved a one-for-two reverse stock split proposal and a proposal to increase the number of authorized common shares of APF on January 1, 1998.

     (t) Represents the reversal of transaction costs recorded historically as a result of the anticipated Acquisition. The reversal is made to pro forma the Acquisition as if it had occurred as of January 1, 1998.

     (u) Represents interest expense on amounts borrowed under APF's credit facility to pay for additional properties and transaction costs as if these amounts had been borrowed as of January 1, 1998.

6. Adjustments to Pro Forma Statement of Cash Flows

  (I) The following describes the pro forma adjustments to the Pro Forma Statement of Cash Flows for the nine months ended September 30, 1999, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents pro forma adjustments to net income.

     (b) Represents add back of pro forma depreciation expense to net income.

     (c) Represents add back of pro forma amortization of goodwill expense to net income.

     (d) Represents adjustment of equity in earnings to net income.

     (e) Represents the elimination of acquisition fees paid to the Advisor and capitalized on a historical basis as part of the cost of land and building.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA FINANCIAL STATEMENTS--(Continued)
   For the acquisitions of the Advisor, the CNL Restaurant Financial Services
                                   Group and
                             CNL Income Fund, Ltd.

     (f) Represents the reversal of historical cash used for property acquisitions from January 1, 1999 through September 30, 1999 for properties that had been operational upon acquisition by APF since it is assumed that these properties had been acquired as of January 1, 1998.

     (g) Represents add back of historical Advisor acquisition expense since it is assumed that the acquisition of the Advisor had occurred as of January 1, 1998.

     (h) Represents the pro forma change in accounts payable as a result of reversing transaction costs related to the Acquisition since it is assumed that the Acquisition had occurred as of January 1, 1998.

     (i) Represents the period from January 1, 1999 through August 31, 1999. The entity was acquired by APF on September 1, 1999.

   (II) The following describes the pro forma adjustments to the Pro Forma Statement of Cash Flows for the year ended December 31, 1998, as if the Acquisition was consummated as of January 1, 1998.

     (a) Represents pro forma adjustments to net income.

     (b) Represents add back of pro forma depreciation expense to net income.

     (c) Represents add back of pro forma amortization of goodwill expense to net income.

     (d) Represents adjustment of equity in earnings to net income.

     (e) Represents amounts borrowed under APF's credit facility from October 1, 1999 through October 31, 1999 to acquire properties that had been operational upon acquisition by APF since it is assumed that these properties had been acquired on January 1, 1998.

     (f) Represents the use of cash by APF to pay the transaction costs allocated to the acquisition of the Advisor and Restaurant Financial Group.

     (g) Represents the use of cash i) to pay for the cash consideration proposed in the offer to acquire the Income Fund and ii) to pay the transaction costs allocated to the acquisition of the Income Fund.

     (h) Represents the elimination of acquisition fees paid to the Advisor and capitalized on a historical basis as part of the cost of land and building.

     (i) Represents the adjustment for property acquisitions from January 1, 1999 through September 30, 1999 for properties that had been operational upon acquisition by APF as if these properties had been acquired on January 1, 1998.

     (j) Represents amounts borrowed under APF's credit facility to pay transaction costs related to the Acquisition.

     (k) Represents the pro forma change in accounts payable as a result of reversing transaction costs related to the Acquisition since it is assumed that the Acquisition had occurred as of January 1, 1998.

    Non-Cash Investing Activities:

     APF issued shares of its common stock to acquire the Advisor, CNL Restaurant Financial Services Group and the Income Fund.

SEND IN YOUR PROXY!

                                  Please Vote!
                                  ------------

            Your vote counts so please be sure you do the following:

[X}       Read the Enclosed Materials ...

          Enclosed you will find the following information about proposals as we prepare to list on the New York Stock Exchange:
               .    Stockholder Information Brochure
               .    Proxy Statement, including an Information Memorandum
               .    Proxy Card printed on green paper

[X}       Complete the Proxy Card ...

          Please review and vote on all the proposals on the proxy card. For easy reference, it is printed on green paper. Simply cast your vote on each proposal, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

[X]       For Assistance ...

          If you have any questions or need assistance in completing your proxy card, please call our information agent, D.F. King & Co., Inc., toll free at 1-800-207-3159.

[X]       Mail the Proxy Card Today ...

          We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote.

[X]       Thank you!

          We appreciate your participation and support. Again, please be sure to vote on all the proposals. Your vote is Important!


                       CNL American Properties Fund, Inc.
                    450 S. Orange Avenue . Orlando, FL 32801

                                             C R E A T I N G
                                             V A L U E
                                             O V E R
                                             T I M E

                                      CNL
                                    American
                                   Properties
[GRAPHIC]                          Fund, Inc.




                                             Stockholder information
                                             about proposals as we
                                             prepare to list on the
                                             New York Stock Exchange

To Our Stockholders

When we began the first public offering of CNL American Properties Funds, Inc. (the "Company" or "APF") in 1995, one of the primary investment objectives was to strive to provide you with liquidity either by listing the stock on a national exchange within five to 10 years, or by liquidating the portfolio after 10 years.

As a result of the Company's significant growth, in late 1997 we began examining ways to maximize stockholder value over the long term. As part of this process, we formed a Special Committee of the Board of Directors comprised of the independent directors. The Special Committee, with guidance from outside legal counsel and two investment banks, made the following recommendations, which were adopted by the full Board:

[PHOTO]
James M. Seneff, Jr. (left)
and Robert A. Bourne

 . To significantly increase the Company's size by acquiring affiliate portfolios of properties similar to those owned by APF;

 . To become internally advised and acquire real estate development capacity by acquiring the Company's advisor, CNL Fund Advisors, Inc. (the "Advisor");

 . To expand the Company's mortgage lending capabilities by acquiring two affiliates that will allow the Company to offer a full range of financing options to its restaurant operators; and

 . To list the Company's common stock on a national exchange for trading.

On September 1, 1999, we completed the first step toward reaching these goals by acquiring the Advisor and the two mortgage finance companies. Upon the completion of the mergers, APF became a full-service, internally advised real estate investment trust (REIT) that is able to offer a complete range of restaurant services to its customers from triple-net lease and mortgage financing to site selection, construction management and build-to-suit development.

The next step toward reaching these goals is to acquire the affiliate portfolios of properties from 16 CNL Income Funds and to list the Company's common stock on the New York Stock Exchange (NYSE). In order to do this, we must amend our current Articles of Incorporation. Therefore, we are recommending you vote "FOR" the proposals that are explained in the enclosed proxy statement. If the proposals are approved by more than 50 percent of the shares of common stock entitled to vote, we will proceed with the acquisition of the 16 CNL Income Funds and listing the Company's stock on the NYSE.

In the following pages we have provided answers to questions you may have about these proposals. Please also read the enclosed proxy statement and information memorandum. If you have any questions or need assistance in completing your proxy form, please call our information agent, D.F. King & Co. Inc., toll free at 1-800-207-3159.

We believe the Company is positioned for strong acquisition growth as we move toward the millennium and listing the Company's stock on the NYSE. We will continue to manage and grow the Company to enhance the value of your investment.


/s/ James M. Seneff, Jr.               /s/ Robert A. Bourne

James M. Seneff, Jr.                   Robert A. Bourne
Chairman of the Board                  Vice Chairman of the Board

The APF Story

APF is a REIT that provides a full range of financial, development and other real estate services to operators of national and regional restaurant chains. APF is positioned in the restaurant industry to offer complete build-to-suit development services - from site selection to construction management. By acquiring its Advisor, APF became internally advised, a structure more favorably viewed by investment analysts. As an internally advised REIT, the Company will realize cost savings by no longer paying fees for management, acquisition, development and other services to a third party as it has done previously.

[PHOTO]

Initially, APF had the ability to provide clients with triple-net lease financing and on a limited basis, mortgage loans and secured equipment financing. However, by acquiring CNL Financial Corp. and CNL Financial Services, Inc., which together we refer to as the CNL Restaurant Financial Services Group, APF was able to expand its financing capabilities to include securitization transactions. APF also acquired the CNL Restaurant Financial Services Group's existing mortgage loan portfolios, including the servicing rights for the portfolio, and assumed the warehouse lines of credit used previously by them in providing such financial services.

[PHOTO]

APF's management team members each have an average of nearly two decades of experience in the real estate or financial services industries. Restaurant operators rely on this experience to help them focus on their core business objectives of growing and operating the restaurant business, rather than the distractions related to the acquisition, construction, development and financing of additional restaurant properties. APF's management and its ability to offer a full range of financial products to operators of national and regional restaurant chains has enabled APF to position itself as a preferred provider of restaurant financing options to restaurant chain operators.

Today, APF has investments in more than 1,300 restaurant properties, located across 47 states and representing more than 50 restaurant chains. Assuming the 16 Income Funds are acquired, APF will have interests in approximately 1,900 restaurant properties, total assets of more than $1.5 billion and will be one of the largest publicly traded net-lease REITs on the NYSE.

The Restaurant Industry

The restaurant industry continues to grow -- there are now 815,000 restaurants in the United States. Restaurant sales are expected to reach $354 billion in 1999. Favorable demographics continue to contribute to what the National Restaurant Association predicts will be the eighth straight year of sales growth in 1999. Dining out in the United States is becoming the norm with dual-career incomes and more people working longer hours. Consider these facts from the National Restaurant Association:

                                    [BAR GRAPH]

                      Dramatic Rise in Restaurant Sales
                                  since 1970
                      (Food and Drink Sales (in millions)

                               1970        $42.8
                               1980       $119.6
                               1990       $238.8
                               1999*      $354.0
*Projected

Restaurants - An Integral Part of Our Daily Life

 . In recent years, almost half of all adults (46%) were restaurant patrons on a typical day.

 . In an average month, 78% of U.S. households use some form of carry-out or delivery of food.

 . In 1999, consumers are expected to spend an average of $970 million per day on food prepared away from home.

Restaurants - An Integral Part of Our Nation's Economy

 . Restaurant industry sales are forecasted to advance 4.6% in 1999 and equal more than 4% of the U.S. Gross Domestic Product.

 . Restaurant industry sales have grown at an average annual rate of 7.6% since
  1970. Today, restaurants are projected to reach over $350 billion in sales.

                            [PHOTO OF WALL STREET]

Questions & Answers

Q    What are the proposals I am being asked to vote upon?

A To change APF's name; to increase the authorized number of shares; and to effect the remainder of the changes to APF's existing Articles of Incorporation.

     We, the Board of Directors of APF, are requesting that you approve three separate, independent proposals. The first proposal is to change APF's name to CNL Restaurant Properties, Inc. The second proposal is to increase the authorized number of shares of APF common stock, referred to as the APF Shares, from 62,500,000 shares to 137,500,000 shares. The third proposal is to effect the remainder of the changes to APF's existing Articles of Incorporation, or Existing Articles, as set forth in the amended and re stated Articles of Incorporation, which are referred to as the Restated Articles.

Q    Why do APF's Existing Articles need to be amended?

A To provide better name recognition of APF; to facilitate consummation of the acquisitions that we believe will increase stockholder value; and to list the APF Shares on the NYSE.

     For three reasons. First, to provide better name recognition of APF in the context of its business. Second, to facilitate consummation of the acquisition of CNL Income Fund, Ltd. through CNL Income Fund XVI, Ltd., which we refer to as the Income Funds, that we believe will increase stockholder value. Third, upon consummation of these acquisitions, APF intends to list the APF Shares on the NYSE, and become a publicly traded REIT. In addition, on September 1, 1999, APF became internally advised through the acquisition of its external Advisor, CNL Fund Advisors, Inc. Certain of the amendments we are proposing will modify APF's Existing Articles to provide APF with the greater degree of operational flexibility that is characteristic of other internally advised, publicly traded REITs.

Q Does the Board of Directors of APF recommend that I vote in favor of the proposals?

A    Yes.

     We unanimously recommend that you vote "For" each of the proposals.

Q    What are the Income Funds APF is proposing to acquire?

A Sixteen Income Funds, which are limited partnerships that have portfolios of properties similar to APF.

     APF is proposing to acquire the 16 Income Funds, which are limited partnerships that currently own, in the aggregate, 562 restaurant properties similar to the types of restaurant properties in which APF invests. If APF acquires all of the Income Funds, it expects to have total assets of more than $1.5 billion at the time those acquisitions are consummated, and it will own or hold mortgage interests in approximately 1,900 restaurant properties.

     The information memorandum that is attached as an exhibit to the proxy statement explains in detail the terms of the acquisition of the Income Funds, the Advisor and certain affiliates of the Advisor and the background of and reasons for them.

Q    Why is APF acquiring the Income Funds?

A To result in greater earnings for APF which, in turn, is expected to increase the market value of APF Shares and cash distributions to APF's stockholders.

     We believe that this will occur for the following reasons:

     . We believe that the public market valuations of the equity securities of many publicly traded real estate companies, including REITs that focus on the restaurant industry, are based, in part, on the growth potential of such companies and have historically exceeded the net book values of their real estate assets. We believe that the increase in size of APF's restaurant property portfolio will provide APF greater access to both debt and equity capital necessary for funding its operations and consummating acquisitions and financings on economically attractive terms.

     . We also believe that the acquisitions will generate cost savings based on the economies of scale resulting from APF's larger restaurant property portfolio.

     . Finally, we believe the increase in the size of APF's restaurant property portfolio will increase the probability of broader coverage of APF by financial analysts who cover REIT stocks generally. Broader coverage by financial analysts potentially may enhance the value of APF Shares and increase the volume of trading in the APF Shares, which would increase their liquidity.

Q    When do you expect the acquisitions of the Income Funds to be completed?

A As soon as practicable following the approval by the Limited Partners of the Income Funds.

     The acquisitions of the Income Funds are subject to approval of the increase in the number of authorized APF Shares by a majority of the APF Shares outstanding because APF does not currently have a sufficient number of authorized APF Shares to complete those acquisitions. Further, the acquisition of each Income Fund is subject to the approval by the Limited Partners of such Income Fund holding in excess of 50% of the outstanding units of limited partnership interest of such Income Fund. A special meeting of the Limited Partners of the Income Funds is scheduled to be held on ________, 2000 for the purpose of voting on the Income Fund acquisitions. If the increase in the number of authorized APF Shares is approved, the acquisitions of the Income Funds will occur as soon as practicable following the approval by the Limited Partners of the Income Funds.

     It is expected that the acquisitions of the Income Funds will occur in the first quarter or the early part of the second quarter of 2000. The general partners of each of the Income Funds have required that the acquisitions of the Income Funds be consummated the later of 30 days after the approval by the Income Funds or March 31, 2000.

Q    When will the APF Shares be listed for trading on the NYSE?

A    Concurrently with its acquisition of the Income Funds.

     APF will seek to have the APF Shares listed on the NYSE concurrently with its acquisition of the Income Funds.

     In an effort to obtain a greater following by the investment banking analyst community, following NYSE listing and the Income Fund acquisitions, and assuming market conditions permit, APF intends to offer APF Shares to the public pursuant to an underwritten public offering. APF has not yet determined how many APF Shares will be offered for sale in the public offering or when the offering will commence.

Q    How did APF determine that the acquisitions are in my best interests?

A Through a Special Committee consisting of the three independent members of APF's Board of Directors. The Special Committee evaluated alternatives for maximizing stockholder value.

     To assist them in their evaluation, the Special Committee engaged the independent banking firms of Merrill Lynch & Co. and Salomon Smith Barney Inc. as its financial advisors. Based upon consulting with Merrill Lynch and Salomon Smith Barney, the Special Committee has determined that making the acquisitions, together with listing the APF Shares on the NYSE, is the strategic alternative that will most likely maximize stockholder value. In support of its determination, the Special Committee received a fairness opinion from Merrill Lynch stating that the aggregate consideration to be paid by APF for the Income Funds is fair to APF from a financial point of view.

Q    What are the potential risks of the acquisitions?

A There are a number of potential risks to the stockholders of APF associated with the acquisitions. Some of these risks include:

          . The price per APF Share was determined by APF and the trading price of the APF Shares may decrease substantially below such price value upon listing.
          . APF may not be able to successfully integrate the Advisor into its business.
          . If APF's borrowers default on mortgage loans, APF's income could be adversely affected.

     We believe that these risks and the other risks, which are detailed in the information memorandum that accompanies the enclosed proxy statement, are justified by the anticipated benefits to stockholders.

Q    Who can vote on the adoption of the Restated Articles?

A    APF stockholders at the close of business on the record date of __________
     2000.

     Approval of each of the proposals related to the adoption of the Restated Articles requires the affirmative vote of the holders of a majority of the outstanding APF Shares. A majority vote in favor on a particular proposal will be binding on you even if you have voted against such proposal.

Q    Who can help answer my questions?

A    Our solicitation firm, D.F. King & Co., Inc., at 1-800-207-3159

     If you have more questions about the acquisitions or would like to request any additional information, you should contact our solicitation firm which we hired to assist us in answering your questions and administering the special meeting: D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, 1-800-207-3159.

[PHOTO MAP OF U.S.A.]

The dots on the map represent the locations of approximately 1,900 restaurant properties in which the Income Funds and APF own an interest.

                                 -----------
                                 How to vote.

Your vote is very important. You may vote by either completing and returning the enclosed proxy card or by attending the special meeting and voting in person. However, even if you plan on attending the special meeting in person, we ask that you complete and return your proxy card so your vote will be counted in the event you cannot attend. Please complete, sign and date your proxy form, which is printed on green paper, and return it in the enclosed postage-paid envelope as soon as possible.

You may vote either "FOR," "AGAINST," or "ABSTAIN" as to the adoption of the proposals by APF. The Board of Directors strongly urge you to vote "FOR" each of the proposals. If a majority of holders of outstanding APF Shares approve each of the proposals, APF will proceed with the acquisition of the Income Funds and listing its common stock on the NYSE as soon as practical.

If you sign and send in your proxy without indicating how you want to vote, your proxy will be counted as a vote "FOR" the proposals.

If you do not vote or abstain from voting, it will count as a vote "AGAINST" the proposals.

Please mark the proxy form, date, sign and return it in the enclosed postage-paid envelope. Doing so now will reduce the solicitation costs for APF.

More detailed information about the proposals is found in the information memorandum attached to the proxy statement. Please read it carefully. If you have questions or need help in completing your proxy form, please call D.F. King & Co., Inc, our information agent, at 1-800-207-3159

We respectfully request

you vote for the proposals

                                       CNL
                                    American
                                   Properties
                                   Fund, Inc.

 CNL Center at City Commons, 450 South Orange Avenue * Orlando, Florida 32801